As Filed with the Securities and Exchange Commission on December 24, 2003 Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                       / / Pre-Effective Amendment No. ___
                       / / Post-Effective Amendment No. __

                               JANUS ASPEN SERIES
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               100 FILLMORE STREET
                           DENVER, COLORADO 80206-4928
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

        Registrant's Telephone Number, including Area Code (303) 333-3863

                                   ----------

                                 THOMAS A. EARLY
                               JANUS ASPEN SERIES
                               100 FILLMORE STREET
                           DENVER, COLORADO 80206-4928
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   Copies to:

                                CATHY G. O'KELLY
                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ, P.C.
                            222 NORTH LASALLE STREET
                             CHICAGO, ILLINOIS 60601

                                   ----------

     Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

     It is proposed that this filing will become effective on January 23, 2004 pursuant to Rule 488.

     No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

                            LSA VARIABLE SERIES TRUST

          LSA VALUE EQUITY FUND                LSA MID CAP VALUE FUND
          LSA BASIC VALUE FUND                 LSA DIVERSIFIED MID-CAP FUND
          LSA BLUE CHIP FUND                   LSA AGGRESSIVE GROWTH FUND
          LSA EQUITY GROWTH FUND               LSA EMERGING GROWTH EQUITY FUND
          LSA CAPITAL APPRECIATION FUND        LSA BALANCED FUND
          LSA CAPITAL GROWTH FUND


                                3100 Sanders Road
                           Northbrook, Illinois 60062

                                                                __________, 2004

Dear Contract Owner:

     Enclosed is a combined Proxy Statement/Prospectus for each fund of the LSA Variable Series Trust (the "Trust") in which your variable annuity contract or variable life insurance policy holds an interest as of January 12, 2004. The combined Proxy Statement/Prospectus contains an important proposal for you to consider. You are eligible to provide voting instructions on how to vote on this proposal because shares of one or more of the funds were beneficially held through your variable annuity contract or variable life insurance policy on January 12, 2004.

     The Board of Trustees of the Trust determined that action should be taken with regard to the Trust due to the likelihood of discontinued subsidies of expenses by the sponsor. In light of the small asset size of the Trust funds and the likelihood of discontinued subsidies of expenses, the Board of Trustees believes that on a long-term basis the Trust may not continue to be a competitive investment option. The various funds of the Trust have not been able to reach critical asset size or economies of scale, particularly if the seed capital deposited by the sponsor were to be withdrawn. After reviewing the prospects for growth in asset size, the Board determined that the best course of action was to reorganize each Trust fund into another fund with similar investment objectives and policies.

     Under the proposed reorganizations, if approved by the shareholders, shares of each Trust fund will be exchanged for an equal value of shares of the acquiring fund, which will result in your holding beneficially through your variable contract shares of the acquiring fund. Under the terms of the proposed reorganization you will not pay any costs associated with effecting the reorganizations.

     Although we are disappointed that the Trust funds have not grown sufficiently in size to allow them to continue to be competitive long-term investment vehicles, we believe that contract owners will be well served by the proposed reorganizations, which will allow them to continue their variable contracts with similar underlying investment vehicles.

     The enclosed materials provide more information about the proposal. Your voting instructions are important to us, no matter how many shares are held through your contract. After you review the enclosed materials, we ask that you provide voting instructions FOR the proposed reorganization. Please provide voting instructions for the proposal by completing, dating and signing your voting instruction form, and mailing it to us today. You can also communicate voting instructions by telephone or by the Internet.

     Thank you for your continued support.

                                               Sincerely,


                                               John R. Hunter
                                               President

                          LSA CAPITAL APPRECIATION FUND

                              QUESTIONS AND ANSWERS

                          YOUR VOTE IS VERY IMPORTANT!

     WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS, HERE IS A BRIEF OVERVIEW OF THE PROPOSAL, WHICH WILL REQUIRE YOUR VOTE.

Q. WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING ON MARCH 26, 2004?

A. The Board of Trustees of the LSA Variable Series Trust has called a special meeting of the LSA Capital Appreciation Fund at which you will be asked to vote on a reorganization (the "Reorganization") of your Fund into the Janus Aspen Capital Appreciation Portfolio. LSA Asset Management LLC ("LSAAM"), the manager of your Fund has recommended this Reorganization based upon its determination that the Trust may not continue to be a competitive long-term investment option for variable products issued by Allstate Life Insurance Company and its affiliated insurance companies. Although LSAAM has subsidized the Trust's expenses since inception, the Fund has yet to reach critical asset size and LSAAM anticipates that the subsidies of the Trust's expenses will be discontinued when the current expense limitation agreement expires on April 30, 2004. As a result, LSAAM recommended the reorganization of each series of the LSA Variable Series Trust with a comparable fund that is offered as an underlying investment option for variable annuity contracts or variable life insurance policies issued by Allstate Life Insurance Company or its affiliated insurance companies.

     Following the Reorganization, your assets will be managed in accordance with the investment objectives, policies and strategies of the Janus Aspen Capital Appreciation Portfolio, and the LSA Capital Appreciation Fund will be terminated. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposed reorganization and for a more complete description of the Janus Aspen Capital Appreciation Portfolio.

Q.   WHY DID THE BOARD OF TRUSTEES APPROVE THE REORGANIZATION?

A. The Board of Trustees unanimously approved the Reorganization for a number of reasons. Based upon the LSA Capital Appreciation Fund's small size and its sales projections, the Fund is not expected to reach a size that will provide a reasonable expense ratio without subsidies from LSAAM. As a result, the Board concluded that the LSA Capital Appreciation Fund may not continue to be a competitive investment vehicle on a long-term basis. The Board, in considering the various options available to the Fund, concluded that a reorganization into the Janus Aspen Capital Appreciation Portfolio was in the best interests of the Fund and its shareholders.

     The Board recommends that you vote FOR the Reorganization.

Q. HOW DO THE INVESTMENT OBJECTIVES AND POLICIES OF THE LSA CAPITAL APPRECIATION FUND AND THE JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO COMPARE?

A. The LSA Capital Appreciation Fund has similar investment objectives and substantially similar investment policies as the Janus Aspen Capital Appreciation Portfolio. In addition, the funds are managed using the same investment style.

     The objective of the LSA Capital Appreciation Fund is to seek long-term growth of capital by investing primarily in equity securities listed on national exchanges or on NASDAQ. The objective of the Janus Aspen Capital Appreciation Portfolio is to seek long-term growth of capital.

     In pursuing these similar objectives, the LSA Capital Appreciation Fund invests in a diversified portfolio of equity securities listed on national exchanges or on NASDAQ. In comparison, the Janus Aspen Capital Appreciation Portfolio invests in a nondiversified portfolio of companies of any size, which means that the Janus Aspen Capital Appreciation Portfolio may take larger positions in a fewer number of companies and may invest in smaller emerging companies. Generally, the LSA Capital Appreciation Fund has invested in approximately 40 to 50 stocks, and the Janus Aspen Capital Appreciation Portfolio has generally invested in approximately 35 stocks. As of September 30, 2003, the LSA Capital Appreciation Fund was invested in 52 stocks, and the Janus Aspen Capital Appreciation Portfolio was invested in 37. As a result, the performance of the Janus Aspen Capital Appreciation Portfolio is more dependent on the performance of each security in which it invests.

     If the Reorganization is approved, your portfolio manager will change but your investment adviser will stay the same.

Q. WHAT ARE THE ADVANTAGES FOR CONTRACT OWNERS WITH A BENEFICIAL INTEREST IN THE LSA CAPITAL APPRECIATION FUND?

A. Combining the two funds will benefit contract owners by allowing them to continue their investment in a fund with a substantially similar investment objective and investments in similar types of securities. In addition, the Janus Aspen Capital Appreciation Portfolio has a lower total expense ratio than the LSA Capital Appreciation Fund's total expense ratio, even after subsidies by LSAAM.

Q.   WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A. If approved by shareholders of record at the March 26, 2004 shareholder meeting, the Reorganization is expected to take effect on or about April 30, 2004.

Q.   WHAT WILL HAPPEN TO THE ACCOUNT BALANCE HELD UNDER MY CONTRACT IN THE FUND?

A. There will be no change in value. Upon approval and completion of the Reorganization, shares of the LSA Capital Appreciation Portfolio will be exchanged for Institutional Shares of the Janus Aspen Capital Appreciation Portfolio based upon a specified exchange ratio determined by the respective net asset values of the funds' shares. Your contract will be credited with Institutional Shares of the Janus Aspen Capital Appreciation Portfolio whose aggregate value at the time of issuance will equal the aggregate value of the LSA Capital Appreciation Fund shares held under your contract on that date.

Q. WILL THE FUND HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE REORGANIZATION?

A. No. All expenses associated with the Reorganization will be paid directly or indirectly by LSAAM or the investment adviser of the Janus Aspen Capital Appreciation Portfolio or one of their affiliates.

Q.   WILL THE REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A. No. The Reorganization is intended to be done on a tax-free basis for federal income tax purposes. The Reorganization will not result in individual contract owners recognizing any gain or loss for federal income tax purposes.

Q.   CAN I REALLOCATE MY ACCOUNT BALANCE BEFORE THE REORGANIZATION TAKES PLACE?

A. Yes. You may transfer your account balance out of the LSA Capital Appreciation Fund and into any other investment option made available by your variable insurance product. However, if you transfer you account balance into another series of the Trust, you should be aware that the other LSA Fund will also be subject to reorganization.

Q.   AFTER THE REORGANIZATION, CAN I TRANSFER MY ACCOUNT BALANCE TO ANOTHER
     OPTION?

A. Yes. In accordance with applicable rules under your contract, you may transfer your account balance then held in the Janus Aspen Capital Appreciation Portfolio into any other investment option made available by your variable insurance product.

Q.   HOW DO I VOTE?

A. You can provide voting instructions for shares beneficially held through your variable annuity contract or variable life insurance policy by mail using the enclosed voting instruction form or in person at the special meeting. You can also communicate voting instructions by telephone or by the Internet.

Q.   WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

A. If shareholders do not approve the Reorganization, the Reorganization will not take effect and the Board of Trustees will take such action as it deems to be in the best interests of the LSA Capital Appreciation Fund and its shareholders.

                          LSA CAPITAL APPRECIATION FUND
                      A SERIES OF LSA VARIABLE SERIES TRUST

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 26, 2004

Notice is hereby given that a Special Meeting of Shareholders of LSA Capital Appreciation Fund, a series of the LSA Variable Series Trust (the "Trust"), will be held at 3100 Sanders Road, Northbrook, Illinois 60062, on March 26, 2004 at 10:00 a.m. Central time, for the purposes of considering the proposal set forth below. The proposal, if approved, will result in the transfer of all assets and stated liabilities of the LSA Capital Appreciation Fund to the Janus Aspen Capital Appreciation Portfolio in return for shares of the Janus Aspen Capital Appreciation Portfolio (the "Reorganization"). The LSA Capital Appreciation Fund will then be terminated as soon as reasonably practicable thereafter.

Proposal:      To approve an Agreement and Plan of Reorganization (attached hereto as Exhibit A) providing for the transfer of all assets and stated liabilities of the LSA Capital Appreciation Fund in exchange for Institutional Shares of the Janus Aspen Capital
               Appreciation Portfolio, and the shares so received will be distributed to shareholders of the LSA Capital Appreciation Fund.

     Shareholders of record of the LSA Capital Appreciation Fund as of the close of business on January 12, 2004 are entitled to notice of, and to vote at, this meeting, or any adjournment of this meeting. Contract owners may provide voting instructions on how to vote shares held through their variable annuity contract or variable life insurance policy at the meeting or any adjournment of the meeting.

     CONTRACT OWNERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING VOTING INSTRUCTION FORM. YOU MAY EXECUTE THE VOTING INSTRUCTION FORM USING THE METHODS DESCRIBED THEREIN. VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED VOTING INSTRUCTION FORM OR BY ATTENDING THE MEETING AND PROVIDING VOTING INSTRUCTIONS IN PERSON.

                                         By Order of the Board of Trustees


                                         John R. Hunter
                                         President
                                         LSA Variable Series Trust

__________, 2004

                           PROXY STATEMENT/PROSPECTUS

                              DATED JANUARY__, 2004

          RELATING TO THE ACQUISITION OF LSA CAPITAL APPRECIATION FUND
                      A SERIES OF LSA VARIABLE SERIES TRUST
                                3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847-402-6461

                 BY AND IN EXCHANGE FOR INSTITUTIONAL SHARES OF
                   JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO
                         A SERIES OF JANUS ASPEN SERIES
                               100 FILLMORE STREET
                           DENVER, COLORADO 80206-4928
                                 (303) 333-3863

     This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of the LSA Variable Series Trust (the "Trust") for the purpose of the Special Meeting of Shareholders (the "Meeting") of the LSA Capital Appreciation Fund, to be held on Friday, March 26, 2004 at 10:00 a.m. Central time, at 3100 Sanders Road, Northbrook, Illinois 60062. At the Meeting, shareholders of the LSA Capital Appreciation Fund will be asked to consider and approve a proposed reorganization, as described in the Agreement and Plan of Reorganization, a form of which is attached hereto as Exhibit A (the "Reorganization Plan"), that will result in the transfer of all assets and stated liabilities of the LSA Capital Appreciation Fund to the Janus Aspen Capital Appreciation Portfolio (each, a "Fund" and collectively, the "Funds"), a series of Janus Aspen Series ("JAS"), in return for Institutional Shares of the Janus Aspen Capital Appreciation Portfolio (the "Reorganization"). The LSA Capital Appreciation Fund will then be terminated as soon as reasonably practicable thereafter.

     This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the LSA Capital Appreciation Fund or a variable annuity or variable life insurance contract owner should know before voting on the Reorganization, and should be retained for future reference. Certain additional relevant documents discussed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated January __, 2004, relating to this Proxy Statement/Prospectus and the Reorganization and including certain financial information about the LSA Capital Appreciation Fund and the Janus Aspen Capital Appreciation Portfolio, has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to Janus Funds, 100 Fillmore Street, Denver, Colorado 80206-4928, or by calling toll-free 1-800-525-0020.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The LSA Capital Appreciation Fund is available exclusively as a funding vehicle for variable annuity contracts or variable life insurance policies offered through life insurance company separate accounts. Individual contract owners are not the shareholders of the LSA Capital Appreciation Fund. Rather, the insurance companies and their separate accounts are the shareholders. To be consistent with SEC interpretations of voting requirements, each insurance company will offer contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposal to be considered at the Meeting. Therefore, this Proxy Statement/Prospectus is provided to contract owners entitled to give voting instructions regarding the LSA Capital Appreciation Fund. This Proxy Statement/Prospectus, the Notice of Special Meeting and the voting instruction form are expected to be sent to contract owners on or about_______________, 2004.

     The Reorganization Plan provides that the LSA Capital Appreciation Fund will transfer all assets and stated liabilities to the Janus Aspen Capital Appreciation Portfolio in exchange for Institutional Shares of the Janus Aspen Capital Appreciation Portfolio, in an amount equal in value to the aggregate net assets of the LSA Capital Appreciation Fund. These transfers are expected to occur on or about April 30, 2004 (the "Closing Date"), based on the value of each Fund's assets as of the close of the regular trading session on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) on the Closing Date (the "Effective Time").

     As soon as practicable after the transfer of the LSA Capital Appreciation Fund's assets and liabilities, the LSA Capital Appreciation Fund will make a liquidating distribution to its shareholders of the Janus Aspen Capital Appreciation Portfolio's shares received, so that a holder of shares in the LSA Capital Appreciation Fund at the Effective Time of the Reorganization will receive a number of shares of the Janus Aspen Capital Appreciation Portfolio with the same aggregate value as the shareholder had in the LSA Capital Appreciation Fund at the Effective Time. On the Closing Date, shareholders of the LSA Capital Appreciation Fund will become shareholders of the Janus Aspen Capital Appreciation Portfolio. The LSA Capital Appreciation Fund will then be terminated as soon as reasonably practicable thereafter.

     The Trust and JAS are open-end, management investment companies registered under the Investment Company Act of 1940 (the "1940 Act"). LSA Asset Management LLC ("LSAAM") is the manager of the LSA Capital Appreciation Fund. Janus Capital Management LLC ("Janus") is the investment adviser of the Janus Aspen Capital Appreciation Portfolio and subadviser of the LSA Capital Appreciation Fund. ALFS, Inc., an affiliate of LSAAM, is the distributor of the LSA Capital Appreciation Fund. Investors Bank & Trust Company serves as custodian, transfer agent, fund accountant and administrator of the LSA Capital Appreciation Fund. Janus Distributors LLC, a wholly owned subsidiary of Janus, is the distributor of the Janus Aspen Capital Appreciation Portfolio. State Street Bank and Trust Company and Janus Services LLC, a wholly owned subsidiary of Janus, serve as custodian and transfer agent, respectively, of the Janus Aspen Capital Appreciation Portfolio.

     For a more detailed discussion of the investment objective, policies and risks of the LSA Capital Appreciation Fund, see the LSA Capital Appreciation Fund's prospectus and statement of additional information dated May 1, 2003, as amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus insofar as they relate to the LSA Capital Appreciation Fund. No other parts of the prospectus or statement of additional information are incorporated herein. Copies of the LSA Capital Appreciation Fund's prospectus and statement of additional information are available upon request and without charge by calling 1-800-366-1411 (for variable annuity contracts or variable life insurance policies held through Allstate Life Insurance Company) or 1-800-865-5237 (for variable annuity contracts or variable life insurance policies held through Lincoln Benefit Life Company).

     For a more detailed discussion of the investment objective, policies and risks of the Janus Aspen Capital Appreciation Portfolio, see the Janus Aspen Capital Appreciation Portfolio's prospectus dated May 1, 2003, as amended and/or supplemented, which has been filed with the SEC and is incorporated by reference herein and statement of additional information dated May 1, 2003, as amended and/or supplemented, which has been filed with the SEC and is incorporated by reference into the Proxy Statement/Prospectus insofar as it relates to the Janus Aspen Capital Appreciation Portfolio. No other parts of the statement of additional information are incorporated herein. A copy of the prospectus for the Janus Aspen Capital Appreciation Portfolio accompanies this Proxy Statement/Prospectus. Copies of the

Janus Aspen Capital Appreciation Portfolio's statement of additional information are available upon request and without charge by calling 1-800-525-0020.

                                TABLE OF CONTENTS

                                                                            PAGE
Synopsis                                                                       1
Principal Risks                                                                6
Manager and Adviser                                                            6
Portfolio Manager                                                              8
Investment Management Arrangements                                             8
Information Relating to the Reorganization                                     8
Federal Income Taxes                                                           9
Capitalization                                                                10
Shareholder Rights                                                            10
Additional Information                                                        12
Board Considerations                                                          13
Voting Matters                                                                14
Other Business                                                                16
Contract Owner Inquiries                                                      16
Exhibit A -  Agreement and Plan of Reorganization
Exhibit B -  Management's Discussion of the Janus Aspen Capital Appreciation
             Portfolio's Performance
Exhibit C -  Management's Discussion of the LSA Capital Appreciation Fund's
             Performance

                                    SYNOPSIS

     This Synopsis is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and purchase, redemption and transfer procedures of the LSA Capital Appreciation Fund with those of the Janus Aspen Capital Appreciation Portfolio. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the prospectus for each Fund.

THE REORGANIZATION

     BACKGROUND. Pursuant to the Reorganization Plan (a form of which is attached hereto as Exhibit A), the LSA Capital Appreciation Fund will transfer all of its assets and stated liabilities to the Janus Aspen Capital Appreciation Portfolio in exchange for Institutional Shares of the Janus Aspen Capital Appreciation Portfolio. The LSA Capital Appreciation Fund will distribute the Janus Aspen Capital Appreciation Portfolio shares that it receives to its shareholders in liquidation of that Fund. The LSA Capital Appreciation Fund will then be terminated as soon as practicable thereafter. As a result of the Reorganization, shareholders of the LSA Capital Appreciation Fund will become shareholders of the Janus Aspen Capital Appreciation Portfolio.

     The Board of Trustees of the Trust, including the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, considered the proposed Reorganization at meetings held on August 20, 2003, October 28, 2003 and December 3, 2003. After a thorough review of all aspects of the Reorganization and for the reasons set forth below (see "Board Considerations"), the Board has determined that the Reorganization would be in the best interests of the LSA Capital Appreciation Fund and its existing shareholders, and that the interests of existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

     FEDERAL INCOME TAX CONSEQUENCES. The Reorganization has been structured as a tax-free reorganization for U.S. federal income tax purposes. The Reorganization will not result in individual contract owners recognizing any gain or loss for federal income tax purposes.

     DISTRIBUTIONS. Before the Reorganization, the LSA Capital Appreciation Fund expects to distribute all of its net ordinary income and net capital gains, if any, to its shareholders.

     SPECIAL CONSIDERATIONS AND RISK FACTORS. Although the Funds have similar investment objectives and substantially similar investment policies, there are some differences. Therefore, an investment in the Janus Aspen Capital Appreciation Portfolio may involve investment risks that differ in some respects to those of the LSA Capital Appreciation Fund. For a more complete discussion of the risks associated with the Funds, see "PRINCIPAL RISKS" below.

THE TRUST AND JAS

     The Trust, an open-end management investment company, which offers redeemable shares in different series, was organized as a Delaware business trust (now known as a Delaware statutory trust) on March 2, 1999. The LSA Capital Appreciation Fund is a series of the Trust, which offers one class of shares.

     JAS, an open-end management investment company, which offers redeemable shares in different series, was organized as a Delaware statutory trust on May 20, 1993. The Janus Aspen Capital Appreciation Portfolio is a series of JAS, which offers two classes of shares, Institutional Shares and

Service Shares. Only the Institutional Shares of the Janus Aspen Capital Appreciation Portfolio are participating in the Reorganization.

PERFORMANCE

     The following bar chart and table provide an indication of the risks of investing in the Funds by showing how the Funds' performance changes from year to year and how each Fund's performance compares with a broad-based index (which, unlike the Funds, does not have any fees or expenses). The bar chart and table assume that all dividends and distributions will be reinvested in the Funds. The performance shown would be lower had charges imposed in connection with a variable annuity or variable life insurance contract been taken into account. The performance of the Funds and the index vary over time, and past performance is not necessarily indicative of future results.

[CHART]

                   JANUS ASPEN CAPITAL APPRECIATION FUND TOTAL
                          RETURN FOR EACH CALENDAR YEAR

1998    58.11%
1999    67.00%
2000   -18.18%
2001   -21.67%
2002   -15.67%
2003

The best calendar quarter return during the periods shown above was [41.77%] in the [4TH QUARTER OF 1999]; the worst calendar quarter return was [-18.70%] in the [3RD QUARTER OF 2001]

[CHART]

                   LSA CAPITAL APPRECIATION FUND TOTAL RETURN
                             FOR EACH CALENDAR YEAR

2002   -28.66%
2003


The best calendar quarter return during the periods shown above was [5.72%] in the [4TH QUARTER OF 2002]; the worst calendar quarter return was [-18.83%] in the [2ND QUARTER OF 2002].

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2003

                                                                        SINCE
                         FUND/INDEX          ONE YEAR   FIVE YEARS    INCEPTION*
          --------------------------------  ---------   ----------    ----------
          Janus Aspen Capital Appreciation
            Portfolio                            %            %             %
          LSA Capital Appreciation Fund          %         N/A              %
          S&P 500 Index**                        %            %           %/%
          Russell 1000 Growth Index***           %            %             %

----------
* As of May 1, 1997 for Janus Aspen Capital Appreciation Portfolio and as of August 14, 2001 for LSA Capital Appreciation Fund. As of May 1, 1997 and August 14, 2001, respectively, for the S&P 500 Index.

** The S&P 500 Index, a widely recognized benchmark for large cap U.S. stocks, is an unmanaged market capitalization-weighted index that includes common stocks of 500 major companies representing different sectors of the U.S. economy and accounts for nearly three quarters of the value of all U.S. stocks.

*** The Janus Aspen Capital Appreciation Portfolio also compares its performance to that of the Russell 1000 Growth Index, which contains those securities in the Russell 1000 Index with a greater than coverage growth orientation. Companies in this index tend to exhibit higher price-to-both and price-earnings ratios, lower dividends yields and higher forecasted growth values.

FEES AND EXPENSES

     The following comparative fee table shows the fees for each Fund as of June 30, 2003. The pro forma table shows the Janus Aspen Capital Appreciation Portfolio's fees assuming that the Reorganization is approved. The table does not reflect fees associated with a separate account that invests in the Funds or any variable annuity or variable life insurance contract for which the Funds are investment options.

                                  FUND EXPENSES

     Shareholders in the Funds do not pay any sales loads, redemption or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

                            ANNUAL OPERATING EXPENSES
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                            PRO FORMA -
                                          JANUS ASPEN                       JANUS ASPEN
                                            CAPITAL       LSA CAPITAL         CAPITAL
                                          APPRECIATION    APPRECIATION      APPRECIATION
                                           PORTFOLIO       PORTFOLIO         PORTFOLIO
                                          ------------    ------------      ------------
       Management Fees                            0.65%           0.90%             0.65%
       Other Expenses                             0.02%           4.28%             0.02%
                                          ------------    ------------      ------------
       Total Annual Fund Operating
         Expenses                                 0.67%           5.18%             0.67%
       Expense Reimbursement and
         Other Reductions                         0.00%           3.98%(1)          0.00%
                                          ------------    ------------      ------------
       Net Annual Operating
         Expenses                                 0.67%           1.20%             0.67%

----------
(1) LSAAM has agreed to reduce its fees or reimburse the LSA Capital Appreciation Fund's expenses so that the Fund will not incur expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the amount of its management fee plus 0.30% of the average daily net assets ("operating expense limit"). LSAAM is contractually obligated to continue this arrangement through April 30, 2004. These fee reductions or expense reimbursements can decrease a Fund's expenses and therefore increase its performance. Under certain circumstances, LSAAM may recapture any amounts waived or reimbursed provided the Fund remains within its operating expense limit. The amount of LSAAM's fee reduction/expense reimbursement is calculated after giving effect to expense reduction received through the Fund's participation in directed brokerage/commission recapture arrangements. LSAAM anticipates that it will not continue to reduce fees or reimburse expenses after April 30, 2004.

                                     EXAMPLE

     The following table is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except that the effect of the operating expense limit between LSAAM and the LSA Capital Appreciation Fund described in the table above is only in effect through April 30, 2004.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      FUND                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
      ---------------------------------   --------  ---------  ---------  ----------
      Janus Aspen Capital Appreciation
        Portfolio                           $   68    $   214    $   373     $   835
      LSA Capital Appreciation Fund         $  190    $ 1,263    $ 2,333     $ 4,990
      Pro Forma - Janus Aspen Capital
        Appreciation Portfolio              $   68    $   214    $   373     $   835

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     This section will help you compare the investment objectives and principal investment strategies of the Janus Aspen Capital Appreciation Portfolio with the LSA Capital Appreciation Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Funds' prospectuses.

     While the Funds have substantially similar investment objectives and invest in similar types of securities, there are some differences. The Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. The LSA Capital Appreciation Fund seeks long-term growth of capital by investing primarily in equity securities listed on national exchanges or on NASDAQ(R). Each Fund's investment objective may be changed without a shareholder vote. The Janus Aspen Capital Appreciation Portfolio pursues its objective by investing primarily in common stocks selected for their growth potential and may invest in companies of any size, from larger, well-established companies to smaller emerging growth companies.

     In selecting companies for each Fund, Janus takes a "bottom up" approach, which means that Janus seeks to identify companies with earnings growth potential that may not be recognized by the market at large. Janus makes this assessment by looking at companies one at a time (and regardless of size, country of organization, place of principal business activity or other similar selection criteria, for Janus Aspen Capital Appreciation Portfolio).

     Under normal circumstances, each Fund invests substantially all of its assets in equity securities. Each Fund may invest in foreign securities; however, the LSA Capital Appreciation Fund presently does not anticipate investing over 25% of its assets in these securities. As secondary strategies in seeking to achieve their investment objectives, both Funds are permitted to invest in debt securities, illiquid securities (up to 15% of net assets), indexed/structured securities, short sales (up to 8% in "naked" short sales for the Janus Aspen Capital Appreciation Portfolio) and when-issued or delayed-delivery securities. Each Fund may also use derivatives to hedge investments and potential investments, manage risks or to manage interest or currency-sensitive assets (and up to 5% of net assets for non-hedging purposes, such as seeking to enhance return, for Janus Aspen Capital Appreciation Portfolio). In addition, each Fund may take temporary defensive positions that depart from its principal investment strategies in response to adverse market economic, political or other conditions. During these times, a Fund may not achieve its investment objective. Janus Aspen Capital Appreciation Portfolio also may invest up to 35% of its net assets in high-yield/high-risk bonds (or "junk" bonds).

     The Funds have substantially similar fundamental investment policies which may not be changed without a shareholder vote, except that the Janus Aspen Capital Appreciation Portfolio has no fundamental policy regarding diversification since it is classified as a nondiversified fund. This means that the Janus Aspen Capital Appreciation Portfolio generally invests in a limited number of issuers. As a result of the Reorganization, shareholders will move from a Fund that owns a larger number of stocks (typically 40 to 50) to a Fund that owns a smaller number of stocks (typically 35). Accordingly, as a result of the Reorganization, the LSA Capital Appreciation Fund will have to sell certain securities when it would normally hold such securities.

PURCHASE, REDEMPTION, TRANSFER AND DIVIDEND POLICIES

                       PURCHASE AND REDEMPTION PROCEDURES

     You may direct the purchase or redemption of shares of the Funds only in connection with your ownership of variable annuity contracts or variable life insurance policies offered through insurance company separate accounts. You may not place orders directly with the Funds. You should refer to the product prospectus describing your particular variable annuity or variable life insurance contract for information on how to select specific funds as underlying investment options for your contract and how to redeem monies from the sub-accounts that invest in the Funds.

     LSA FUNDS. Orders received by the LSA Funds are effected only on days when the New York Stock Exchange ("NYSE") is open for trading. The insurance company separate accounts purchase and redeem shares of each LSA Fund at the Fund's net asset value ("NAV") per share calculated as of the close of the NYSE (normally, 4:00 p.m. Eastern time), although purchases and redemptions may be executed the next morning. The NAV per share is calculated by dividing the value of each LSA Fund's investments, minus all liabilities, by the number of the Fund's outstanding shares.

     The LSA Funds' investments are valued based on market value or on fair value if no market value is readily available or if an event occurs which may materially affect the value of a security. Fair value is determined under guidelines set by the Board of the Trust.

     JANUS FUNDS. Investments are processed at the NAV next calculated after an order is received and accepted by the Janus Funds or their agent. In order to receive a day's price, your order must be received by the close of the regular trading session on the NYSE. The NAV per share is calculated by dividing the value of each Janus Fund's investments, less all liabilities, by the total outstanding shares of that Fund.

     The Janus Funds' securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees of JAS.

                               TRANSFER PRIVILEGES

     You may reallocate assets held under your variable annuity or variable life insurance product to other funds offered under your contract consistent with the provisions of your contract and timely receipt by the insurance company of all information necessary to process such requests.

                                DIVIDEND POLICIES

     Each Fund intends to pay out all of its net investment income and net realized capital gains annually. All income and capital gain distributions are automatically reinvested in additional shares of the Fund.

                                 PRINCIPAL RISKS

     Because both Funds invest in equity securities, an investment in the Janus Aspen Capital Appreciation Portfolio is subject to many of the same risks as an investment in the LSA Capital Appreciation Fund. Both Funds are subject to the market fluctuation risks associated with all investments in securities. Stock markets tend to move in cycles. Stock values fluctuate based on the performance of individual companies and on general market and economic conditions. You can lose money over the short or even long term. Each Fund is also subject to the risk that returns from stocks of large-size companies or growth companies may not perform as well as other types of investments. Poor stock selection may also cause either Fund to underperform when compared with other funds with similar objectives. In addition, each Fund's foreign investments may be subject to fluctuations in foreign currency values, adverse political or economic events, greater market volatility and lower liquidity.

     As a result of the Reorganization, shareholders of the LSA Capital Appreciation Fund will become shareholders of a Fund subject to the additional risks associated with non-diversification and investments in smaller or newer companies. The Janus Aspen Capital Appreciation Portfolio's share price may fluctuate more than the market in general and most equity funds because of its ability as a nondiversified fund to take larger positions in a smaller number of companies. As a result, the gains or losses of a single stock may have a greater impact on the Janus Aspen Capital Appreciation Portfolio's share price and the performance of the Janus Aspen Capital Appreciation Portfolio may be more volatile. Because the LSA Capital Appreciation Fund is classified as a diversified fund, it is not subject to the risks associated with taking positions in a smaller number of companies. The Janus Aspen Capital Appreciation Portfolio is also subject to the risks associated with investing in smaller or new companies, which tend to be more volatile and somewhat more speculative than larger or more established companies. Smaller or newer companies may pose greater market, liquidity and information risks because of new product lines, limited resources, less depth in management or a limited trading market for their stocks.

                               MANAGER AND ADVISER

     LSAAM, the investment manager to the LSA Value Equity Fund, is a wholly-owned subsidiary of Allstate Life Insurance Company ("Allstate Life"). LSAAM, located at 3100 Sanders Road, Suite M2A, Northbrook, Illinois 60062, is registered as an investment adviser under the Investment Advisers Act of 1940. LSAAM carefully selects other professional investment advisers to carry out the day-to-day management of each series of the Trust, including the LSA Capital Appreciation Fund.

     Janus, the investment adviser to Janus Aspen Capital Appreciation Portfolio and subadviser to LSA Capital Appreciation Fund, is a subsidiary of Janus Capital Group, Inc. Janus, located at 100 Fillmore Street, Denver, Colorado 80206-4928, or its predecessors has been serving as an investment adviser since 1969 and Janus and its affiliates currently have $146 billion in assets under management.

     PENDING LEGAL MATTERS. In September 2003, the SEC and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC ("Canary"), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus was not named as a defendant, Janus is mentioned in the complaint as having allowed Canary to "market time" certain Janus Funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.

     Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.

     Janus is in the process of conducting an internal review, which, to date, leads Janus to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

     The NYAG also filed a complaint on November 25, 2003, against former executive of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus cannot exclude the possibility that one or more of the intermediaries that offer fund shares submitted improper or unauthorized late trade transactions to Janus in violation of Janus' agreements with those intermediaries.

     As noted, Janus is currently conducting an internal review into all matters related to the allegations in the NYAG's complaint. In addition, in response to such allegations, Janus has announced it will:

     - Pay to the affected funds or their shareholders all management and advisory fees that it received from any permitted discretionary market timing arrangements; and

     - Make further amends to shareholders of the affected funds if it is determined that those arrangements adversely impacted them.

     Janus has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the funds.

     The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission is also conducting an investigation into these issues. Janus has also received a request from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute fund shares through registered broker-dealers. Janus will continue cooperating fully with federal and state legal and regulatory authorities.

     Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected funds, Janus and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus' allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus breached its fiduciary duties to the funds and/or individual investors; and (3) that Janus' allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus and the affected funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

     Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus and related parties in the future. Janus does not currently believe that any of the pending actions will materially affect its ability to continue to provide the funds the services it has agreed to provide.

                                PORTFOLIO MANAGER

     Scott W. Schoelzel is portfolio manager of Janus Aspen Capital Appreciation Portfolio. Mr. Schoelzel is Executive Vice President and Portfolio Manager of Janus Aspen Capital Appreciation Portfolio, which he has managed since its inception. Mr. Schoelzel is also portfolio manager of other Janus accounts. Mr. Schoelzel joined Janus in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

     LSAAM provides investment management services to the LSA Capital Appreciation Fund pursuant to a Management Agreement. LSAAM directs and supervises Janus, reviews and evaluates the performance of Janus and determines whether Janus should be replaced. Under the Management Agreement, LSAAM is entitled to management fee of 0.90% of average daily net assets of the LSA Capital Appreciation Fund.

     LSAAM has agreed to reduce its fees or reimburse the LSA Capital Appreciation Fund for expenses above certain limits. Currently, this limit is set so that the Fund will not incur expenses (excluding interest, taxes, brokerage commission or extraordinary expenses) that exceed the amount of its management fee plus 0.30% of its average daily net assets ("operating expense limit"), i.e., 1.20%. LSAAM is contractually obligated to continue this arrangement through April 30, 2004. Under certain circumstances LSAAM may recapture any amounts waived or reimbursed provided the Fund remains within its operating expense limit. For the fiscal year ended December 31, 2002, LSAAM reimbursed the full amount of its fee and therefore received $0 from the LSA Capital Appreciation Fund. LSAAM anticipates that it will not continue to reduce fees or reimburse expenses after April 30, 2004.

     LSAAM has entered into an advisory agreement with Janus pursuant to which LSAAM has appointed Janus to carry out the day-to-day reinvestment and investment of the assets of the LSA Capital Appreciation Fund. LSAAM compensates Janus from the management fee it receives or its own resources. No additional management fees are paid by the LSA Capital Appreciation Fund to Janus.

     Janus provides investment management services to the Janus Aspen Capital Appreciation Portfolio pursuant to an Investment Advisory Agreement. Janus furnishes continuance advice and recommendations concerning the Fund's investments. Under the Investment Advisory Agreement, Janus is entitled to a management fee of 0.65% of average daily net assets of the Janus Aspen Capital Appreciation Portfolio.

                   INFORMATION RELATING TO THE REORGANIZATION

     DESCRIPTION OF THE REORGANIZATION. The following summary is qualified in its entirety by reference to the Reorganization Plan in Exhibit A. The Reorganization Plan provides for the Reorganization to occur on or about April 30, 2004.

     The Reorganization Plan provides that all assets and stated liabilities of the LSA Capital Appreciation Fund will be transferred to the Janus Aspen Capital Appreciation Portfolio on the Closing Date of the Reorganization. In exchange for the transfer of these assets and liabilities, the Janus Aspen

Capital Appreciation Portfolio will simultaneously issue on the Closing Date of the Reorganization a number of full and fractional shares to the LSA Capital Appreciation Fund equal in value to the aggregate net asset value of the LSA Capital Appreciation Fund calculated at the Effective Time.

     Following the transfer of assets and liabilities in exchange for Janus Aspen Capital Appreciation Portfolio shares, the LSA Capital Appreciation Fund will distribute, in complete liquidation, pro rata to its shareholders of record, all of the shares of the Janus Aspen Capital Appreciation Portfolio so received. Shareholders of the LSA Capital Appreciation Fund owning shares at the Effective Time will receive a number of shares of the Janus Aspen Capital Appreciation Portfolio with the same aggregate value as the shareholder had in the LSA Capital Appreciation Fund at the Effective Time. Such distribution will be accomplished by the establishment of accounts in the names of the LSA Capital Appreciation Fund's shareholders on the share records of the Janus Aspen Capital Appreciation Portfolio's transfer agent. Each account will receive the respective pro rata number of full and fractional shares of the Janus Aspen Capital Appreciation Portfolio due to the shareholders of the LSA Capital Appreciation Fund. The LSA Capital Appreciation Fund then will be terminated as soon as practicable thereafter. Shares of the Janus Aspen Capital Appreciation Portfolio to be issued will have no preemptive or conversion rights.

     The Reorganization Plan contains customary representations, warranties and conditions. The Reorganization Plan provides that the consummation of the Reorganization is conditioned upon, among other things, approval of the Reorganization by the LSA Capital Appreciation Fund's shareholders and the receipt by the Funds of a tax opinion to the effect that the Reorganization will be tax-free for federal income tax purposes to the LSA Capital Appreciation Fund, its shareholders and the Janus Aspen Capital Appreciation Portfolio. The Reorganization Plan may be terminated by mutual agreement of the Trust and JAS, or if, before the Closing Date, any of the required conditions have not been met or the representations and warranties are not true.

     COSTS OF REORGANIZATION. The LSA Capital Appreciation Fund will pay its legal and other fees to the extent it is reimbursed by LSAAM or an affiliate of LSAAM for such expenses. Otherwise, the Funds will ultimately bear no expenses associated with their participation in the Reorganization. Except as described below, LSAAM or an affiliate of LSAAM will pay the LSA Capital Appreciation Fund's Reorganization expenses and the cost (if any) of continuation of directors' and officers'/errors and omissions insurance for the independent trustees of the Trust, Janus or an affiliate thereof will pay the Janus Aspen Capital Appreciation Portfolio's Reorganization expenses. LSAAM has separately entered into an agreement with Janus to set forth how the Funds' Reorganization expenses will be allocated. Pursuant to such agreement, LSAAM or an affiliate will pay expenses associated with the preparation and filing of this Proxy Statement/Prospectus, except that Janus or an affiliate thereof will pay the legal fees incurred by the Janus Aspen Capital Appreciation Portfolio associated with the preparation and filing of this Proxy Statement/Prospectus. Janus or an affiliate thereof will pay (a) all costs associated with the proxy solicitation, including but not limited to postage, printing, mailing and tabulation costs; and (b) brokerage costs associated with any necessary rebalancing of the LSA Capital Appreciation Fund's portfolio prior to the Reorganization and with any necessary rebalancing of the Janus Aspen Capital Appreciation Portfolio's portfolio following the Reorganization.

                              FEDERAL INCOME TAXES

     The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. If it so qualifies, neither the LSA Capital Appreciation Fund nor its shareholders will recognize taxable gain or loss as a result of the Reorganization; the tax basis of the Janus Aspen Capital Appreciation Portfolio shares received by shareholders will be the same in the aggregate as the basis of the LSA Capital Appreciation Fund shares exchanged; and the holding period of the Janus Aspen Capital Appreciation Portfolio shares received will include the holding period of the LSA Capital Appreciation Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganization, JAS and the Trust will receive a tax opinion to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The tax opinion is not binding on the Internal Revenue Service or a court and does not preclude the Internal Revenue Service from asserting or adopting a contrary position.

                                 CAPITALIZATION

     The following table sets forth, as of June 30, 2003, the capitalization of each Fund and the pro forma combined capitalization of the Janus Aspen Capital Appreciation Portfolio assuming the Reorganization has taken place. The pro forma net asset number reflects the anticipated withdrawal of Allstate Life's initial investment in the LSA Capital Appreciation Fund ("seed capital") prior to the closing of the Reorganization. The capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity.

                                                              NET ASSET VALUE     SHARES
                  FUND                         NET ASSETS       PER SHARE       OUTSTANDING
-----------------------------------------     -------------   ---------------   -----------
Janus Aspen Capital Appreciation Fund
  Portfolio - Institutional Shares            $ 518,573,588    $        18.82    27,554,414
LSA Capital Appreciation Fund                 $   4,912,262    $         8.22       597,358
Pro Forma - Janus Aspen Capital
  Appreciation Portfolio - Institutional
  Shares                                      $ 521,019,850*   $        18.82    27,684,370

----------
* Based on the capitalization of the LSA Capital Appreciation Fund on June 30, 2003, Allstate Life intends to withdraw $2,466,000 in assets from the LSA Capital Appreciation Fund, which represents a withdrawal of its seed capital investment, prior to the Closing of the Reorganization. The amount of Allstate Life's seed capital may be different on the Closing Date as a result of fluctuations in the LSA Capital Appreciation Fund's net asset value.

                               SHAREHOLDER RIGHTS

JAS

     GENERAL. JAS is an open-end management investment company, which was established as a Delaware statutory trust pursuant to a Trust Instrument dated May 19, 1993. JAS is also governed by its bylaws and Delaware state law.

     SHARES. JAS is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.001. Currently, JAS consists of 17 separate investment series offering up to three classes of shares: Institutional Shares, Service Shares and Service II Shares. The three classes differ with respect to distribution and redemption fees. The shares of each series of JAS have no preference as to conversion features, exchange privileges or other attributes and have no preemptive rights.

     VOTING RIGHTS. On any matter submitted to a vote of shareholders of JAS, all series (and classes, as applicable) generally vote together as a single group, except where a separate vote by series (or class) is required by law or where the interests of a series (or class) differ from the other series. Each full share is entitled to one vote, and each fractional share has a proportionate fractional vote.

     SHAREHOLDER MEETINGS. JAS is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances. A special meeting of shareholders for the purpose of considering the removal of a Trustee may be called by the Trustees or at the request of shareholders owning at least 10% of the outstanding shares of JAS. Other special shareholder meetings may be called by the Trustees and must be called by the Trustees upon the written request of two-thirds of the outstanding shares entitled to vote.

     ELECTION AND TERM OF TRUSTEES. JAS's affairs are govern by the Trustees under Delaware state law. Subject to 1940 Act requirements, Trustees may be elected by shareholders or appointed by the Board. Trustees hold office until the termination of JAS or their earlier death, retirement, resignation, incapacity or removal. A Trustee may be removed at any time by written instrument signed by all of the remaining trustees or by a vote or written request of shareholders holding two-thirds of the outstanding shares of the JAS.

     SHAREHOLDER LIABILITY. JAS's Trust Instrument contains an indemnification provision for any shareholder liability and Delaware law provides that shareholders are not liable for obligations of the Fund and JAS's Trust Instrument disclaims shareholder liability for acts or obligations of the service of JAS.

     TRUSTEE LIABILITY. The Trustees of JAS generally are not liable for any obligation of JAS. JAS will indemnify its Trustees against all liabilities and expenses, except for those arising from the Trustee's willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee's duties.

THE TRUST

     GENERAL. The Trust is an open-end management investment company formed as a Delaware business trust (now known as a Delaware statutory trust) on March 2, 1999 pursuant to an Agreement and Declaration of Trust. The Trust is also governed by its bylaws and applicable state law.

     SHARES. The Trust is authorized to issue an unlimited number of shares of beneficial interest, from an unlimited number of series of shares. Currently, the Trust consists of 11 separate investment series. The Board has the authority to divide the shares of the series of the Trust into classes. Shares of each series have no preemptive, conversion or subscription rights.

     VOTING RIGHTS. On any matter submitted to a vote of shareholders of the Trust, all series generally vote together as a single group, except where a separate vote is required by law or where the interests of a series differ from the other series. Shareholders are entitled to vote on a dollar-weighted basis, which means that shareholders are entitled to one vote for each dollar of net asset value of the series that they own.

     SHAREHOLDER MEETINGS. The Trust is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances when called by the Trustees.

     ELECTION AND TERM OF TRUSTEES. The Trust's operations are overseen by the Trustees under Delaware law. Subject to 1940 Act requirements, Trustees may be elected by shareholders or appointed by the Board. Trustees hold office during the lifetime of the Trust or their earlier death, resignation, incapacity or removal. A Trustee may be removed at any time by a majority vote of the remaining Trustees at a duly constituted meeting or by a vote at any meeting of shareholders of two-thirds of the outstanding shares of the Trust.

     SHAREHOLDER LIABILITY. The Trust's Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides indemnification for all losses and expenses of any shareholder of a series held liable for the obligations of that series.

     TRUSTEE LIABILITY. The Trustees of the Trust generally are not liable for any obligation of the Trust. The Trust will indemnify its Trustees against all liabilities and expenses, except for those arising from the Trustee's willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties.

     THE FOREGOING IS ONLY A SUMMARY OF CERTAIN RIGHTS OF SHAREHOLDERS OF JAS AND THE TRUST UNDER THEIR GOVERNING CHARTER DOCUMENTS, BYLAWS AND STATE LAW AND IS NOT A COMPLETE DESCRIPTION OF PROVISIONS CONTAINED IN THOSE SOURCES. SHAREHOLDERS SHOULD REFER TO THE PROVISIONS OF THOSE DOCUMENTS AND STATE LAW DIRECTLY FOR A MORE THOROUGH DESCRIPTION.

                             ADDITIONAL INFORMATION

     Information concerning the operation and management of the Janus Aspen Capital Appreciation Portfolio is included in the current prospectus, which is incorporated herein by reference and a copy of which accompanies this Proxy Statement/Prospectus. Additional information about the Janus Aspen Capital Appreciation Portfolio is included in the Statement of Additional Information dated May 1, 2003, as amended and/or supplemented, which is available upon request and without charge by calling 1-800-525-0020.

     Information about the LSA Capital Appreciation Fund is included in the current prospectus dated May 1, 2003, which is incorporated herein by reference insofar as it relates to the LSA Capital Appreciation Fund. Additional information about the LSA Capital Appreciation Fund is included in the Statement of Additional Information dated May 1, 2003, which is available upon request and without charge by calling 1-800-366-1411 (for variable annuity contracts or variable life insurance policies held through Allstate Life Insurance Company) or 1-800-865-5237 (for variable annuity contracts or variable life insurance policies held through Lincoln Benefit Life Company).

     The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices in New York at 233 Broadway, New York, New York 10279, and in Chicago at 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Copies of such items can be obtained from the Public Reference Branch, Office of Consumer Affairs, SEC, Washington, D.C. 20549 at prescribed rates.

     FISCAL YEAR END AND FINANCIAL STATEMENTS. The fiscal year end of each Fund is December 31.

     The financial statements of the Janus Aspen Capital Appreciation Portfolio contained in the Fund's annual report to shareholder for the fiscal year ended December 31, 2002 have been audited by PricewaterhouseCoopers LLP, its independent auditors. These financial statements, together with the unaudited financial statements of the Janus Aspen Capital Appreciation Portfolio contained in the semi-annual report for the six months ended June 30, 2003, are incorporated by reference into this Proxy Statement/Prospectus insofar as such financial statements relate to the Janus Aspen Capital Appreciation Portfolio.

     The financial statements of the LSA Capital Appreciation Fund contained in the Fund's annual report to shareholders for the fiscal year ended December 31, 2002 have been audited by Deloitte & Touche LLP, its independent auditors. These financial statements, together with the unaudited financial statements of the LSA Capital Appreciation Fund contained in the semi-annual report for the six months ended June 30, 2003, are incorporated by reference into this Proxy Statement/Prospectus insofar as such financial statements relate to the LSA Capital Appreciation Fund and not to any other Funds that are described therein.

     The Funds will furnish, without charge, a copy of their most recent semi-annual report succeeding such annual report on request. Requests should be directed to the Janus Aspen Capital Appreciation Portfolio at 100 Fillmore Street, Denver, Colorado 80206-4928, or by calling 1-800-525-0020, and to the LSA Capital Appreciation Fund at 3100 Sanders Road, Suite M2A, Northbrook, Illinois 60062, or by calling 1-800-366-1411 (for variable annuity contracts or variable life insurance policies held through Allstate Life Insurance Company) 1-800-865-5237 (for variable annuity contracts or variable life insurance policies held through Lincoln Benefit Life Company).

     LEGAL MATTERS. Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, serves as special counsel to JAS and will render opinions concerning the issuance of shares of the Janus Aspen Capital Appreciation Portfolio.

     Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as special counsel to the Trust and will render opinions concerning the outstanding shares of the LSA Capital Appreciation Fund.

     THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

                              BOARD CONSIDERATIONS

     Since May 2003, the Board of Trustees of the Trust convened several times telephonically and in person to consider the future of each series of the Trust, including the LSA Capital Appreciation Fund, in light of LSAAM's indication that it was unlikely to continue to subsidize Trust expenses after April 30, 2004. During discussions held on June 9, 2003 and July 17, 2003, the Board of Trustees raised various questions, and received responsive information from LSAAM, regarding the Reorganization, including possible Reorganization candidates. At meetings held on August 20, 2003, October 28, 2003 and December 3, 2003, the Board of Trustees of the Trust, including the trustees who are not "interested persons" (within the meaning of the 1940 Act) (the "Independent Trustees"), were presented with information to assist them in evaluating the Reorganization, such as: (a) the terms and conditions of the Reorganization; (b) the compatibility of the Funds' objectives, investment limitations and policies; (c) performance history for the Funds; (d) pro forma and/or estimated expense ratios for the Janus Aspen Capital Appreciation Portfolio and any changes in fees to be paid or borne by shareholders of the LSA Capital Appreciation Fund (directly or indirectly) after the Reorganization; (e) the potential economies of scale to be gained from the Reorganization; (f) any direct or indirect federal income tax consequences to the shareholders of the LSA Capital Appreciation Fund; (g) the fact that the Janus Aspen Capital Appreciation Portfolio will assume stated liabilities of the LSA Capital Appreciation Fund; (h) the fact that LSAAM, Janus or their affiliates will directly or indirectly bear the Reorganization expenses incurred by the LSA Capital Appreciation Fund; (i) the fact that LSAAM is unlikely to extend the currently effective expense limitation agreement for the LSA Capital Appreciation Fund beyond April 30, 2004; and (j) the quality of management and compliance issues and regulatory developments. The Board, including all of the Independent Trustees, considered the above information, as well as other information, before approving the Reorganization Plan. In considering the Reorganization, the Independent Trustees were advised by independent legal counsel.

     At the meeting on December 3, 2003, the Board, including all of the Independent Trustees, determined that the Reorganization is in the best interests of the LSA Capital Appreciation Fund and its shareholders and that the interests of existing LSA Capital Appreciation Fund shareholders will not be diluted as a result of the Reorganization.

     The Board, including the Independent Trustees, concluded that the Reorganization was in the best interests of shareholders for a number of reasons. The Board reviewed other available options for the LSA Capital Appreciation Fund, including continuing to operate the Fund but without expense subsidies, liquidating the Fund, seeking a new manager of the Trust, reorganizing the Fund with one or more other series of the Trust and reorganizing the Fund with other available funds. After reviewing alternatives, the Board, including the Independent Trustees, concluded that the proposed Reorganization with the Janus Aspen Capital Appreciation Portfolio was the best course available to the LSA Capital Appreciation Fund. In reaching that conclusion, the Board noted the small size of the Fund and the fact that the Fund was unlikely to grow in size, given LSAAM's sales projections and the likely discontinuation of the Fund's expense limitation agreement in April 2004. In addition, the Board concluded that the Janus Aspen Capital Appreciation Portfolio was the best alternative, given that the Funds have substantially similar investment objectives and policies, given that the Janus Aspen Capital Appreciation Portfolio has similar performance to and a lower overall expense ratio than the LSA Capital Appreciation Fund. The Board also noted that, effectively, the LSA Capital Appreciation Fund will not bear any expenses in connection with the Reorganization, as a result of the expense limitation agreement between LSAAM and the Fund. Based upon the Janus Aspen Capital Appreciation Portfolio's lower expense ratio and the fact that the LSA Capital Appreciation Fund will not ultimately bear any costs associated with the Reorganization, the Board, including all of the Independent Trustees, concluded that the interests of existing shareholders of the LSA Capital Appreciation Fund would not be diluted as a result of the Reorganization.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE LSA CAPITAL APPRECIATION FUND APPROVE THE REORGANIZATION.

                                 VOTING MATTERS

     GENERAL INFORMATION. This Proxy Statement/Prospectus is being furnished in connection with the solicitation of voting instructions by the Board of Trustees of the Trust by Allstate Life and other affiliated insurance companies on behalf of the Trust. It is expected that the solicitation of voting instructions will be primarily by mail. Officers and service contractors of the LSA Capital Appreciation Fund may also solicit voting instructions by telephone, facsimile, Internet or in person. The cost of solicitation will be borne by Janus or an affiliate thereof but will not be borne by the LSA Capital Appreciation Fund.

     VOTING RIGHTS AND REQUIRED VOTE. As discussed above, shares of the LSA Capital Appreciation Fund are offered only to insurance company separate accounts as investment options under their variable annuity contracts or variable life insurance policies. Accordingly, as of January 12, 2004 (the "Record Date"), shares of the LSA Capital Appreciation Fund were held by insurance company separate accounts as depositors for contract owners or by the insurance company as a seed capital investment. Contract owners have the right to instruct the insurance company on how to vote the shares related to their interests through their contracts (i.e., pass-through voting). The insurance company must vote the shares of the LSA Capital Appreciation Fund held in its name as directed. If an insurance company does not receive voting instructions from all of the contract owners, it will vote all of the shares in the relevant separate account in the same proportion as the shares of the LSA Capital Appreciation Fund for which it has received instructions from contract owners (i.e., echo voting). Any shares of the LSA Capital Appreciation Fund held directly by Allstate Life or its affiliates will also be echo voted.

     Shareholders of the LSA Capital Appreciation Fund are entitled to vote on a dollar-weighted basis, which means that shareholders are entitled to one vote for each dollar of net asset value of the LSA Capital Appreciation Fund owned on the Record Date and each fractional share is entitled to a proportional fractional vote on the same basis. A majority of the outstanding shares of the LSA Capital Appreciation Fund entitled to vote, present in person or by proxy, constitutes a quorum. Approval of the Reorganization requires the affirmative vote of the lesser of (1) 67% of the outstanding shares of the Fund present at the Meeting if more than 50% of the shares of the Fund outstanding on the Record Date are present in person or by proxy; or (2) more than 50% of the shares of the Fund outstanding on the Record Date.

     Contract owners may instruct how to vote the shares held under their contract by filling out and signing the enclosed voting instruction form and returning it in the postage paid envelope provided. Contract owners may also communicate their voting instructions by telephone or by the Internet. To communicate voting instructions by telephone, contract owners should have their voting instruction forms ready and dial the toll-free number that appears on the voting instruction form. Enter the 14-digit control number found on the voting instruction form and follow the instructions that will be given. To communicate voting instructions using the Internet, contract owners should have their voting instruction forms available, go to the website www.proxyweb.com, enter the 14-digit control number found on the voting instruction form and follow the instructions that will be given. Contract owners who communicate voting instructions by telephone or by the Internet have the same power and authority to issue, revoke or otherwise change their voting instruction as currently exists for instructions communicated in written form. Voting instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed voting instruction form or by attending the Meeting and providing voting instructions in person. With respect to telephonic or Internet voting instructions, the Funds and their agents will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying contract owner information, recording the contract owner's instructions and confirming to the contract owner after the fact.

     Shares represented by a properly executed voting instruction form will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the entities named on the voting instruction form will vote in accordance with their best judgment. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Reorganization.

     If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the holders of a majority of shares of the LSA Capital Appreciation Fund present in person or by proxy at the Meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The costs of any additional solicitation and of any adjourned session(s) will be borne by Janus.

     RECORD DATE AND OUTSTANDING SHARES. Only shareholders of record of the LSA Capital Appreciation Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any postponement or adjournment thereof. At the close of business on the Record Date, _____________ shares were outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO. [AS OF THE RECORD DATE, THE OFFICERS AND TRUSTEES OF JAS AS A GROUP BENEFICIALLY OWNED LESS THAN 1% OF THE OUTSTANDING INSTITUTIONAL SHARES OF THE JANUS ASPEN CAPITAL APPRECIATION FUND.] As of the Record Date, to the best of the knowledge of JAS, the following persons owned of record or beneficially 5% or more of the outstanding Institutional Shares of the Janus Aspen Capital Appreciation Portfolio:

                                     PERCENTAGE            TYPE OF
           NAME AND ADDRESS          OWNERSHIP            OWNERSHIP
         ---------------------   ------------------   -----------------


     LSA CAPITAL APPRECIATION FUND. As of the Record Date, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the LSA Capital Appreciation Fund. As of the Record Date, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the LSA Capital Appreciation Fund:

                                     PERCENTAGE            TYPE OF
           NAME AND ADDRESS          OWNERSHIP            OWNERSHIP
         ---------------------   ------------------   -----------------


     EXPENSES. In order to obtain the necessary voting instructions, additional solicitations may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the LSA Capital Appreciation Fund, LSAAM, the Janus Aspen Capital Appreciation Portfolio or Janus. All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by Janus or an affiliate thereof.

                                 OTHER BUSINESS

     The Board of Trustees of the Trust knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that voting instructions that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the entities named in the enclosed voting instruction form.

                            CONTRACT OWNER INQUIRIES

     Contract owner inquiries may be addressed to the Trust in writing at 3100 Sanders Road, Suite M2A, Northbrook, Illinois 60062, or by calling 1-800-366-1411 (for variable annuity contracts or variable life insurance policies held through Allstate Life Insurance Company) or 1-800-865-5237 (for variable annuity contracts or variable life insurance policies held through Lincoln Benefit Life Company).

     CONTRACT OWNERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO PROVIDE INSTRUCTIONS ON HOW TO VOTE THE SHARES HELD UNDER YOUR CONTRACT USING ONE OF THE METHODS DESCRIBED ON THE ENCLOSED VOTING INSTRUCTION FORM. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU PROVIDE VOTING INSTRUCTIONS FOR APPROVAL OF THE REORGANIZATION.

                                        By Order of the Board of Trustees,


                                        John R. Hunter
                                        President
                                        LSA Variable Series Trust

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of December, 2003, by and among Janus Aspen Series, a Delaware statutory trust (the "Acquiring Trust"), with respect to Janus Aspen Capital Appreciation Portfolio, a separate series of the Acquiring Trust (the "Acquiring Fund"); LSA Variable Series Trust, a Delaware statutory trust (the "Selling Trust"), with respect to LSA Capital Appreciation Fund, a separate series of the Selling Trust (the "Selling Fund"); and LSA Asset Management LLC ("LSAAM"), the investment adviser to the Selling Fund (for purposes of paragraphs 5.9 and 9.1 of the Agreement only). The principal place of business of the Acquiring Trust is 100 Fillmore Street, Denver, Colorado 80206. The principal place of business of the Selling Trust and LSAAM is 3100 Sanders Road, Suite J5B, Northbrook, Illinois 60062.

     This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Selling Fund in exchange for Institutional Shares of beneficial interest, $0.001 par value per share, of the Acquiring Fund ("Acquiring Fund Shares"); (ii) the assumption by the Acquiring Trust, on behalf of the Acquiring Fund, of the Stated Liabilities of the Selling Fund as defined in paragraph 1.3; and (iii) the distribution, after the Closing Date as defined in paragraph 3.1, of the Acquiring Fund Shares to the shareholders of the Selling Fund and the termination, dissolution and complete liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

     WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, and the Selling Fund is a separate series of the Selling Trust; and the Acquiring Trust and the Selling Trust are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Acquiring Fund is authorized to issue its shares of beneficial interest;

     WHEREAS, the trustees of the Acquiring Trust have determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

     WHEREAS, the trustees of the Selling Trust have determined that the Reorganization is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

     TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION
                              OF THE SELLING FUND

     1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Selling Fund's assets net of any Stated Liabilities of the Selling
Fund described in paragraph 1.3, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the Stated Liabilities of the Selling Fund described in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") provided for in paragraph 3.1.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Selling Fund, including, without limitation, all cash, securities, commodities, interests in futures, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest and other receivables), goodwill and other intangible property, and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 8.5 and the Selling Fund's rights under this Agreement.

The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund's assets as of the date of such statements. The Selling Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Selling Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

The Selling Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Selling Fund's portfolio securities and other investments. The Acquiring Fund will, within a reasonable time before the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to above that do not conform to the Acquiring Fund's investment objective, policies and restrictions. If requested by the Acquiring Fund, the Selling Fund will dispose of securities on the Acquiring Fund's list before the Closing Date. In addition, if it is determined that the portfolios of the Selling Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Selling Fund.

     1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Selling Fund set forth in the Selling Fund's statement of assets and liabilities as of the Closing Date as delivered by the Selling Fund to the Acquiring Fund pursuant to paragraph 7.2 (the "Stated Liabilities"). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Selling Fund.

     1.4 STATE FILINGS. Prior to the Closing Date, the Selling Trust shall make any filings with the State of Delaware that may be required under the laws of the State of Delaware, effective as of the Closing Date.

     1.5 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable, but in no event later than 12 months after the Closing Date (the "Liquidation Date"): (a) the Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "Selling Fund

Shareholders"), all of the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

     1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Selling Fund, in an amount equal in value to the aggregate net asset value of the Selling Fund's shares, to be distributed to the Selling Fund Shareholders.

     1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Selling Fund, or the Selling Trust on behalf of the Selling Fund.

     1.9 TERMINATION AND DISSOLUTION. The Selling Fund shall be terminated and dissolved promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.5.

     1.10 BOOKS AND RECORDS. All books and records of the Selling Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date.

                                   ARTICLE II

                                    VALUATION

     2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date, after the declaration and payment of any dividends on that date, using the valuation procedures set forth in the trust instrument of the Acquiring Trust and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed on the Closing Date, using the valuation procedures set forth in the trust instrument of the Acquiring Trust and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by dividing the value of the assets with respect to shares of the Selling Fund determined in accordance with paragraph
2.1 (less the Stated Liabilities) by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by or under the direction of the Selling or Acquiring Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to review by each Fund's investment adviser.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. The Closing shall occur on April 30, 2004, or such other date as the parties may agree to in writing (the "Closing Date"). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, or at such other time and/or place as the parties may agree.

     3.2 CUSTODIAN'S CERTIFICATE. The Selling Fund shall instruct its Custodian, Investors Bank & Trust Company (the "Custodian"), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund. The Selling Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Selling Fund to the custodian for the Acquiring Fund for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Selling Fund's securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Selling Fund shall be transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund.

     3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Selling Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

     3.4 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall instruct its transfer agent, Investors Bank & Trust Company, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Selling Fund Shareholders as of the Closing

Date, and the number and percentage ownership (to three decimal places) of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or instruct Janus Services LLC, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Selling Trust, or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund.

     3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Trust, on behalf of the Selling Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

          (a) The Selling Trust is a statutory trust that is duly organized, validly existing and in good standing under laws of the State of Delaware. The Selling Fund is a legally designated, separate series of the Selling Trust.

          (b) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Selling Fund is not in violation of, and the execution, delivery and performance of this Agreement (subject to shareholder approval) by the Selling Trust on behalf of the Selling Fund will not result in the violation of, Delaware law or any provision of the Selling Trust's agreement and declaration of trust or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the Selling Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Selling Trust on behalf of the Selling Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the Selling Fund is a party or by which it is bound.

          (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged or reflected in the statement of assets and liabilities as provided in paragraph 1.3 hereof.

          (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (g) The financial statements of the Selling Fund as of December 31, 2002 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

          (h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Selling Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Selling Fund due to declines in the Selling Fund's portfolio, the discharge of Selling Fund liabilities or the redemption of Selling Fund shares by Selling Fund Shareholders shall not constitute a material adverse change.

          (i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to be filed have or shall have been timely filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes shown payable pursuant to such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (j) All issued and outstanding shares of the Selling Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund's transfer agent as provided in paragraph 3.4. The Selling Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Selling Fund shares and has no outstanding securities convertible into any of the Selling Fund shares.

          (k) At the Closing Date, the Selling Trust, on behalf of the Selling Fund, will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets and the filing of any documents that may be required under Delaware state law, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act and other than as disclosed to and accepted by the Acquiring Fund.

          (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the trustees of the Selling Trust. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Trust, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (m) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

          (n) From the effective date of the Registration Statement (as defined in paragraph 5.8) through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Selling Trust with respect to the Selling Fund for use in the Proxy Materials (as defined in paragraph 5.8) or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

          (o) The Selling Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC") as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

          (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Trust, on behalf of the Selling Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act or state securities law, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Selling Fund as described in paragraph 5.2.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Selling Trust on behalf of the Selling Fund, as follows:

          (a) The Acquiring Trust is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is a legally designated, separate series of the Acquiring Trust.

          (b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and the Acquiring Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund will not result in, a violation of, Delaware law or any provision of the Acquiring Trust's trust instrument or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the

Acquiring Trust or the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound.

          (e) Except as otherwise disclosed in writing to and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

          (f) The financial statements included in the Registration Statement of the Acquiring Fund as of December 31, 2002 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by independent auditors, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

          (g) Since the date of the financial statements referred to in paragraph (f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Selling Fund. For the purposes of this paragraph (g), a decline in the net asset value of the Acquiring Fund due to declines in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities or the redemption of Acquiring Fund Shares by Acquiring Fund shareholders shall not constitute a material adverse change.

          (h) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes shown payable pursuant to such returns and reports have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (i) All issued and outstanding Acquiring Fund Shares have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

          (j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the trustees of the Acquiring Trust, and this Agreement constitutes a valid and binding obligation of the Acquiring Trust, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (k) Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares and will be fully paid and nonassessable.

          (l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

          (m) From the effective date of the Registration Statement (as defined in paragraph 5.8) through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.8), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

          (n) The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year, has been a RIC under the Code at all times since the end of its first taxable year when it so qualified, and qualifies and shall continue to qualify as a RIC under the Code.

          (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities law.

          (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

          (q) Except as otherwise permitted under Treasury Regulations Section 1.817-5 (i) all of the beneficial interests in the Acquiring Fund are held by one or more segregated asset accounts of one or more insurance companies and
(ii) public access to such Acquiring Fund is available exclusively through the purchase of a variable life or annuity contract.

          (r) The assets of the Acquiring Fund, if treated as the sole assets of a variable annuity account subject to Code Section 817(h) and Treasury Regulations Section 1.817-5, would be adequately diversified within the meaning of the Treasury Regulations Section 1.817-5(b)(1) or (2).

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

     5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, each of the Acquiring Fund and Selling Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

     5.2 APPROVAL OF SHAREHOLDERS. The Selling Trust will call a special meeting of Selling Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than April 30, 2004 (or such other date as the parties may agree to in writing).

     5.3 INVESTMENT REPRESENTATION. The Selling Trust and the Selling Fund covenant that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

     5.4 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Acquiring Trust's officers and agents shall have reasonable access to the Selling Fund's books and records necessary to maintain current knowledge of the Selling Fund and to ensure that the representations and warranties made by the Selling Fund are accurate.

     5.5 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund's shares.

     5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Selling Trust and the Selling Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Selling Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Selling Trust.

     5.8 PREPARATION OF REGISTRATION STATEMENT AND PROXY STATEMENT. The Acquiring Trust will prepare and file with the Commission a registration statement on Form N-14 (the "Registration Statement") relating to the Acquiring Fund Shares to be issued to shareholders of the Selling Fund. The Registration Statement shall include a proxy statement of the Selling Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement of the Selling Fund contained in the Registration Statement (the "Proxy

Materials"), for inclusion therein, in connection with the meeting of the Selling Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

     5.9 LIABILITY INSURANCE. For the period beginning at the Closing Date and ending not less than [ONE/THREE/FIVE] years thereafter, LSAAM, its successors or assigns shall provide, or cause to be provided, reasonable liability insurance covering the actions of the former independent trustees of the Selling Trust for the period they served as such.

     5.10 BEST EFFORTS. Each of the Acquiring Trust, the Acquiring Fund, the Selling Trust and the Selling Fund shall use its reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

     The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

     6.1 All representations, covenants and warranties of the Acquiring Trust, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Selling Fund a certificate executed in the Acquiring Fund's name by the Acquiring Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

     6.2 The Selling Fund shall have received on the Closing Date an opinion from Goodwin Procter LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

          (a) The Acquiring Trust is a statutory trust validly existing under the laws of the State of Delaware.

          (b) To such counsel's knowledge, and without any independent investigation, the Acquiring Trust is registered as an open-end management investment company under the 1940 Act and the Acquiring Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Trust, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) Assuming that the Acquiring Fund Shares have been issued in accordance with the terms of this Agreement, Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and nonassessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

          (e) The Registration Statement has been declared effective by the Commission, and to such counsel's knowledge no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, and without any independent investigation, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the State of Delaware for the exchange of the Selling Fund's assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

          (f) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Trust's trust instrument or bylaws.

          (g) To such counsel's knowledge, and without any independent investigation, the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by the Selling Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

     7.1 All representations, covenants and warranties of the Selling Trust, on behalf of itself and the Selling Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund's name by the Selling Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Trust.

     7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

          (a) The Selling Trust is a statutory trust validly existing under the laws of the State of Delaware.

          (b) To such counsel's knowledge, and without any independent investigation, the Selling Trust is registered as an open-end management investment company under the 1940 Act and such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed and delivered by the Selling Trust on behalf of the Selling Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Selling Trust on behalf of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) To the knowledge of such counsel, and without any independent investigation, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Selling Fund under the federal laws of the United States or the laws of Delaware for the exchange of the Selling Fund's assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

          (e) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Trust's agreement and declaration of trust or bylaws, as applicable (assuming shareholder approval has been obtained).

          (f) To such counsel's knowledge, and without any independent investigation, the Selling Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Selling Fund.

                                  ARTICLE VIII

           FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE
                         ACQUIRING FUND AND SELLING FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Trust's agreement and declaration of trust and bylaws, applicable Delaware law and the 1940 Act. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may waive any such conditions for itself.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Selling Fund shall have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under
Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

     8.6 As of the Closing Date, there shall be (a) no pending or threatened litigation brought by any person against the Selling Trust, the Selling Fund, the Acquiring Trust or the Acquiring Fund or any of the investment advisers, trustees or officers of the foregoing, arising out of this Agreement, and (b) no facts known to the Selling Trust, the Selling Fund, the Acquiring Trust or the Acquiring Fund, which any of such persons reasonably believes might result in such litigation.

     8.7 The Acquiring Trust and the Selling Trust shall have received an opinion of Vedder, Price, Kaufman & Kammholz, P.C. addressed to each of the Acquiring Fund and the Selling Fund substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

          (a) the transfer of all of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of Stated Liabilities of the Selling Fund followed by the distribution of Acquiring Fund Shares to the Selling Fund Shareholders in complete dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

          (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of Stated Liabilities of the Selling Fund;

          (c) no gain or loss will be recognized by the Selling Fund upon the transfer of all the Selling Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of Stated Liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Selling Fund Shareholders in exchange for such shareholders' shares of the Selling Fund;

          (d) no gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares solely for Acquiring Fund Shares in the Reorganization;

          (e) the aggregate tax basis of Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided such Selling Fund shares are held as capital assets at the time of the Reorganization; and

          (f) the tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

     Such opinion shall be based on customary assumptions and such representations as Vedder, Price, Kaufman & Kammholz, P.C. may reasonably request, and each Selling Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the condition set forth in this paragraph 8.7.

                                   ARTICLE IX

                                    EXPENSES

     9.1 The Selling Fund will pay its legal and other fees associated with its participation in the Reorganization to the extent it is reimbursed by LSAAM or an affiliate of LSAAM for such expenses. Otherwise, the Funds will pay no expenses associated with their participation in the Reorganization. Except as described below, LSAAM or an affiliate of LSAAM will pay the Selling Fund's Reorganization expenses and the cost (if any) of continuation of directors' and officers'/errors and omissions insurance for the independent trustees of the Selling Trust, and the Acquiring Fund's investment adviser or an affiliate thereof will pay the Acquiring Fund's Reorganization expenses. LSAAM has separately entered into an agreement with the Acquiring Fund's investment adviser to set forth how the Funds' Reorganization expenses will be allocated. Pursuant to such agreement, LSAAM or an affiliate will pay expenses associated with the preparation and filing of the Proxy Materials, except that the Acquiring Fund's investment adviser or an affiliate thereof will pay the legal fees incurred by the Acquiring Fund associated with the preparation and filing of the Proxy Materials. The Acquiring Fund's investment adviser or an affiliate thereof will pay (a) all costs associated with the proxy solicitation, including but not limited to postage, printing, mailing and tabulation costs; and (b) brokerage costs payable by the Selling Fund in connection with the realignment of its portfolio pursuant to paragraph 1.2 hereof and brokerage costs associated with any necessary realignment of the Acquiring Fund's portfolio following the Reorganization.

     9.2 The Acquiring Trust, on behalf of the Acquiring Fund, and the Selling Trust, on behalf of the Selling Fund, represent and warrant that they have no obligations to pay any brokers' or finders' fees in connection with the transactions provided for herein.

                                    ARTICLE X

                                 INDEMNIFICATION

     10.1 The Acquiring Trust agrees to indemnify and hold harmless the Selling Trust, its trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Trust or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     10.2 The Selling Trust agrees to indemnify and hold harmless the Acquiring Trust, its trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Selling Trust or the Selling Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

                                   ARTICLE XI

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Selling Trust, on behalf of the Selling Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2 Except as specified in the next sentence set forth in this paragraph 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, the indemnification obligations of Article X, the obligations of the Acquiring Fund and the Selling Fund in paragraph 5.6 and the obligations of LSAAM in paragraph 5.9 shall continue in effect beyond the consummation of the transactions contemplated hereunder.

                                   ARTICLE XII

                                   TERMINATION

     12.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust. In addition, either the Acquiring Trust or the Selling Trust may at their option terminate this Agreement at or before the Closing Date due to:

          (a) a breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

          (b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met if it reasonably appears that it will not or cannot be met.

     12.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Trust or the Selling Trust, or their respective board members or officers, to the other party or its board members or officers. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

                                  ARTICLE XIII

                                   AMENDMENTS

     13.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their respective board members; provided, however, that, following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of

Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                   ARTICLE XIV

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the property of the Acquiring Fund, as provided in the trust instrument of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust on behalf of the Acquiring Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Acquiring Trust's trust instrument.

     14.6 It is expressly agreed that the obligations of the Selling Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Selling Trust personally, but shall bind only the trust property of the Selling Fund, as provided in the agreement and declaration of trust of the Selling Trust. Moreover, no series of the Selling Trust other than the Selling Fund shall be responsible for the obligations of the Selling Trust hereunder, and all persons shall look only to the assets of the Selling Fund to satisfy the obligations of the Selling Fund hereunder. The execution and delivery of this Agreement have been authorized by the trustees of the Selling Trust on behalf of the Selling Fund and signed by authorized officers of the Selling Trust, acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund as provided in the Selling Trust's agreement and declaration of trust.

                                   ARTICLE XV

                                     NOTICES

     15.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Selling Trust, 3100 Sanders Road, Suite J5B, Northbrook, Illinois 60062,
Attention: Bruce Teichner, or to the Acquiring Trust, 100 Fillmore Street, Denver, Colorado 80206 Attention: General Counsel, or to any other address that the Acquiring Trust or the Selling Trust shall have last designated by notice to the other party.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                          JANUS ASPEN SERIES

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:  Vice President

ACKNOWLEDGED:

By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------

                                          LSA VARIABLE SERIES TRUST

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:  President

ACKNOWLEDGED:

By:-----------------------------------
Name:---------------------------------
Title:--------------------------------

                                          The Undersigned is a party to this
                                          Agreement for the purposes of
                                          paragraphs 5.9 and 9.1 only:

                                          LSA ASSET MANAGEMENT LLC

                                          By:-----------------------------------
                                          Name:
                                          Title:

ACKNOWLEDGED:

By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------

                                                                       EXHIBIT B

                         MANAGEMENT'S DISCUSSION OF THE
                        JANUS ASPEN CAPITAL APPRECIATION
                             PORTFOLIO'S PERFORMANCE
                      (FISCAL YEAR ENDED DECEMBER 31, 2002)

PORTFOLIO MANAGER                                                SCOTT SCHOELZEL


For the 12-months ended December 31, 2002, Janus Aspen Series Capital Appreciation Portfolio meaningfully outperformed its benchmark, the Standard & Poor's 500(R) Index, declining 15.67% for its Institutional Shares and 15.93% for its Service Shares. By comparison, the Index declined 22.09%, capping the worst three-year performance in the popular average since 1939, 1940 and 1941. This performance earned the Portfolio's Institutional Shares a top-decile ranking for the one-year period ended December 31, 2002, placing it 3rd out of 135 variable annuity large-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.

Although the markets have been very tough these past few years, Janus Aspen Series Capital Appreciation Portfolio remains one of the true bright spots among large-cap growth funds. For the five years ended December 31, 2002, the Portfolio was the single best-performing fund among variable annuity large-cap growth funds tracked by Lipper. During this time period the Portfolio's Institutional Shares ranked 1st out of the 64 variable annuity large-cap growth funds tracked by Lipper. For the three-year period, the Portfolio's Institutional and Service Shares ranked 16th and 21st, respectively, out of 95 funds tracked by Lipper, and for the year just ended, the Portfolio's Institutional and Service Shares ranked 3rd and 4th, respectively, out of 135 funds tracked by Lipper - a record we are quite proud of here at Janus.

Despite our overall success, some investments have not lived up to our expectations. Home Depot was one of our poorest performers in 2002. The company has been pressured by the improved performance of its largest competitor, Lowe's. At the same time, some of its own sales and operating initiatives have failed to achieve the desired results. We had high hopes for Home Depot's new, GE-bred CEO, but it's clear that the transition from GE to the world of retail is proving more difficult than imagined.

AOL Time Warner was also one of our weaker performers. Much has been written about the turmoil at AOL, and when we bought our position, we didn't accurately anticipate just how ugly relations between AOL and Time Warner would become and how much this vicious spiral would adversely affect their already-difficult business. Going forward, we see an improving environment for advertising spending, a company that has some of the best media assets in the world in Time Warner Cable, HBO, CNN, the Harry Potter and Lord of the Rings franchises, with one division, AOL, in the midst of being meaningfully restructured. We expect that CEO Richard Parsons and his management team will make good on their vow to streamline the company's operations, pay down its corporate debt and get AOL better positioned for the inevitable transition to a broadband world. Needless to say, the AOL situation is very fluid and we are constantly monitoring events at the company

Looking forward to 2003 the Portfolio is well diversified among a variety of industries, and we have concentrated a few of our investments in what we view as particularly attractive situations. Our largest holding going into the New Year, and a solid performer in 2002, is Bank of America. Bank of America has done an excellent job of managing the quality of its loan portfolios during this economic downturn. The Bank's continued focus on integrating past acquisitions, a back-to-basics approach with its retail customers, and judicious management of its expense structure has enabled it to become the fifth most profitable company in the country. It has used this profitability to continue to grow its business while, at the same time, demonstrating high regard for its shareholders by returning capital to them via an aggressive share repurchase program.

Other top holdings going into 2003 include ExxonMobil, United Healthcare and Microsoft. Each company has been enormously cash generative with very steady business fundamentals and, like Bank of America, has been aggressively buying back its shares in the open market, almost daily.

Finally, I appreciate your continued confidence and patience. Although strong stock selection enabled us to outperform the averages in 2002, on an absolute basis, the Portfolio's performance was disappointing. Without question, the past three years have been excruciating for all investors. The investment climate is as tough as we have seen in decades, but we have the resources and the unwavering commitment to see our shareholders through these challenging times.

Thank you for your investment in Janus Aspen Capital Appreciation Portfolio.

                AVERAGE ANNUAL TOTAL RETURN
                FOR THE PERIODS ENDED DECEMBER 31, 2002
                ------------------------------------------------------------------
                Institutional Shares (Inception Date 5/1/97)
                   1 Year                                             (15.67)%
                   5 Year                                               7.37%
                   From Inception                                      11.00%
                ------------------------------------------------------------------
                S&P 500(R) Index
                   1 Year                                             (22.09)%
                   5 Year                                              (0.58)%
                   From Inception of Institutional Shares               3.12%

[CHART]

AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2002

                  JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES   S & P 500 INDEX
  5/1/1997                                   10000                                          10000
 5/31/1997                                   11360                                          10611
 6/30/1997                                   11750                                       11082.73
 7/31/1997                                   12790                                       11964.34
 8/30/1997                                   12700                                       11294.58
 9/30/1997                                   12950                                       11912.79
10/31/1997                                   12510                                       11515.39
11/30/1997                                   12290                                       12048.02
12/31/1997                                12660.26                                       12254.78
 1/31/1998                                12810.73                                       12390.19
 2/28/1998                                14024.59                                       13283.31
 3/31/1998                                14867.27                                       13962.98
 4/30/1998                                15509.31                                       14105.97
 5/31/1998                                14837.18                                       13863.84
 6/30/1998                                16595.67                                       14426.57
 7/31/1998                                17027.12                                        14274.1
 8/31/1998                                13976.88                                       12211.83
 9/30/1998                                14940.12                                        12994.8
10/31/1998                                15060.52                                       14050.18
11/30/1998                                16565.57                                       14901.39
12/31/1998                                20017.15                                       15759.51
 1/31/1999                                22416.39                                       16418.28
 2/28/1999                                22125.27                                       15908.09
 3/31/1999                                24835.71                                       16544.38
 4/30/1999                                 25247.3                                       17185.05
 5/31/1999                                23972.39                                        16779.7
 6/30/1999                                25158.21                                       17708.38
 7/31/1999                                 23629.2                                       17157.86
 8/31/1999                                23518.55                                       17072.91
 9/30/1999                                23578.91                                       16605.46
10/31/1999                                25369.46                                       17655.81
11/30/1999                                27471.84                                        18014.7
12/31/1999                                33427.66                                       19074.25
 3/31/2000                                37549.43                                       19511.09
 6/30/2000                                32091.41                                       18992.86
 9/30/2000                                 33118.8                                       18808.79
12/31/2000                                27349.03                                       17338.15
01/31/2001                                27716.54                                       17952.92
02/28/2001                                24715.19                                       16316.99
03/31/2001                                22581.58                                       15283.88
04/30/2001                                   25195                                       16470.65
05/31/2001                                24990.82                                       16581.14
06/30/2001                                23654.86                                       16177.73
 7/31/2001                                22636.23                                       16018.41
12/31/2001                                 21421.9                                       15279.05
01/31/2002                                20822.25                                        15056.2
02/28/2002                                20294.97                                       14765.78
03/31/2002                                21070.38                                       15321.17
04/30/2002                                20429.38                                       14392.69
05/31/2002                                20501.75                                       14287.03
06/30/2002                                19943.84                                       13269.72
07/31/2002                                18646.76                                       12235.59
12/31/2002                                18064.93                                       11903.98

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call l-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

                                                                       EXHIBIT C

                         MANAGEMENT'S DISCUSSION OF THE
                   LSA CAPITAL APPRECIATION FUND'S PERFORMANCE
                      (FISCAL YEAR ENDED DECEMBER 31, 2002)

LSA VARIABLE SERIES TRUST CAPITAL APPRECIATION FUND
ADVISED BY: JANUS CAPITAL MANAGEMENT LLC

PERFORMANCE REVIEW

Fear was in abundance during the year as the markets reacted to accounting irregularities, corporate scandals and tensions in the Middle East by sending stocks to their lowest levels in nearly six years. Underpinning the pessimism was a "stop and start" economic recovery whose few signs of strength were limited to housing and automobile sales. Surprisingly, even as consumer confidence, retail sales and manufacturing experienced alarming drops late in the period, stocks moved dramatically higher. Better-than-expected company earnings and a 50-basis-point rate cut by the Federal Reserve Board (the "Fed") seemed to lift investor's spirits. However, these gains were almost as quickly given back as rising oil prices and geopolitical tensions spooked investors. In this uneven environment, the LSA Capital Appreciation Fund declined -28.66% during the 12-month period ending December 31, 2002, trailing its benchmark, the S&P 500 Index, which lost -22.10%.

The Fund's relative underperformance during the year can be summed up in two words: Cisco Systems. We began trimming the Fund's holdings in the computer-networking equipment maker during the third quarter after specific fundamental and anecdotal data suggested the company faced further business challenges ahead. Unfortunately, we sold a large block of stock just before Cisco's shares jumped 40% higher. To say this decision was ill-timed is an understatement. However, Cisco later lowered its fourth-quarter earnings forecast, confirming our initial outlook for the company.

Longtime holding Liberty Media also worked against us. The cable and media giant has been a laggard for most of the year. However, Liberty showed renewed vigor late in the period as investor sentiment surrounding cable companies and the prospects for advertising spending brightened considerably.

Companies that positively impacted our performance included Forest Laboratories and eBay. Forest Laboratories benefited from a healthcare industry that proved resilient for most of the year as well as strong sales of its anti-depressant drug Celexa and a positive reception for its successor drug, Lexapro.

Meanwhile, the world's biggest online commerce company, eBay, reported solid results for its recent quarter. Though waning consumer spending may present some challenges, the company's category expansion strategy, namely in its automobile and real estate segments as well as in its international businesses, should create solid future growth prospects.

OUTLOOK

We are continuing to emphasize companies that, first and foremost, can meet or beat their earnings expectations. Those with substantial cash flow, compelling valuations and share buyback programs in place also make our list. While we are scouring the globe looking for businesses with solid growth prospects, we are finding that they are few and far between. For this reason, the Fund's cash position is hovering in the 13% to 18% range; a level we intend to maintain until we gain some confidence the economy is indeed on the road to recovery.

We believe the economy would be well along that road if not for the looming threat of a U.S. war with Iraq. Even though consumers possess the income, they have grown increasingly cautious in their spending habits. Companies, too, are more cautious. In this short-term-oriented market environment, we are pleased to see the Fund's stocks participate on up days and hold their own on down days. Our challenge going forward, then, is to stay the course.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF JANUS CAPITAL MANAGEMENT LLC, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

[CHART]

INVESTMENT PERFORMANCE

          GROWTH OF A $10,000 INVESTMENT IN CAPITAL APPRECIATION FUND,
                              AND THE S&P 500 INDEX

                                CAPITAL APPRECIATION FUND    S&P 500 INDEX
               8/14/2001                       $  10,000         $  10,000
               8/31/2001                       $   9,330         $   9,559
               9/30/2001                       $   7,790         $   8,787
               10/31/2001                      $   8,470         $   8,955
               11/30/2001                      $   9,650         $   9,642
               12/31/2001                      $   9,840         $   9,726
               1/31/2002                       $   9,520         $   9,584
               2/28/2002                       $   8,900         $   9,399
               3/31/2002                       $   9,400         $   9,753
               4/30/2002                       $   8,510         $   9,162
               5/31/2002                       $   8,480         $   9,095
               6/30/2002                       $   7,630         $   8,447
               7/31/2002                       $   6,900         $   7,789
               8/31/2002                       $   7,110         $   7,840
               9/30/2002                       $   9,640         $   6,988
               10/31/2002                      $   7,080         $   7,603
               11/30/2002                      $   7,420         $   8,050
               12/31/2002                      $   7,020         $   7,577

                                  AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED DECEMBER 31, 2002

                                                   SINCE INCEPTION      VALUE OF A $10,000
                                        ONE YEAR       8/14/01       INVESTMENT AS OF 12/31/02
     -------------------------------------------------------------------------------------------
     LSA Capital Appreciation Fund       (28.66)%      (22.57)%             $   7,020
     S&P 500 Index                       (22.10)%      (18.17)%             $   7,578

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

- MAY 1, 2003


JANUS ASPEN SERIES
CAPITAL APPRECIATION PORTFOLIO
INSTITUTIONAL SHARES


PROSPECTUS


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JANUS LOGO]

This prospectus describes Capital Appreciation Portfolio (the "Portfolio"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Portfolio. The Portfolio currently offers two classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio.

                               Janus Aspen Series

                        Supplement Dated November 7, 2003
                       to Currently Effective Prospectuses

The following information is added to the "Other Information" section of the
Prospectuses:

PENDING LEGAL MATTERS

On September 3, 2003, the New York Attorney General filed a complaint against Canary Capital Partners, LLC (a hedge fund, "Canary") and related parties in connection with an investigation into late day trading and "market timing" of mutual fund shares. Although the complaint did not name Janus Capital as a defendant, it alleged that Janus Capital allowed Canary to market time selected Janus funds in contradiction to stated policies of the prospectuses.

Market timing is an investment technique involving frequent short-term trading of mutual fund shares. The technique is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains, which may dilute returns for long-term shareholders. Such frequent trading is discouraged by Janus Capital because this activity may interfere with the management of a fund. Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

The complaint does not allege any late day trading through Janus funds. However, Janus Capital cannot assure you that intermediaries properly submitted to the funds all purchase and redemption orders received from the intermediaries' customers before the time for determination of a fund's net asset value in order to obtain that day's price. In accordance with recommendations of the Chairman of the U.S. Securities and Exchange Commission to the mutual fund industry as a whole, Janus Capital is seeking assurances from broker-dealers and other intermediaries that they have followed and are following all relevant rules and regulations, as well as the Janus funds' internal policies and procedures, regarding the handling of their customers' orders on a timely basis.

As noted above, Janus Capital is currently conducting an internal review into all matters related to the allegations in the New York Attorney General's complaint. In addition, in response to such allegations, Janus Capital has announced it will:

- Pay to the affected funds all management and advisory fees that it received from any permitted discretionary market timing arrangements; and

- Make further amends to shareholders of the affected funds if it is determined that those arrangements adversely impacted them in any way.

The U. S. Securities and Exchange Commission is also conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. Janus Capital has also received a request from the National Association of Securities Dealers, Inc., for information regarding the sale of fund securities through registered broker-dealers. Janus Capital is cooperating with all such inquiries.

Subsequent to the filing of the New York Attorney General's complaint against Canary, multiple lawsuits, including class action and shareholder derivative suits, have been filed against the affected funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; (iii) breach of contract; (iv) unjust enrichment and (v) violations of section 1962 of the Racketeering, Influenced and Corrupt Organizations Act. The lawsuits have been filed in both Federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

TABLE OF CONTENTS

RISK/RETURN SUMMARY
   Capital Appreciation Portfolio                                                        2
   Fees and expenses                                                                     4

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
   Capital Appreciation Portfolio                                                        5
   General portfolio policies                                                            6
   Risks                                                                                 8

MANAGEMENT OF THE PORTFOLIO
   Investment adviser                                                                   10
   Management expenses                                                                  10
   Portfolio manager                                                                    11

OTHER INFORMATION                                                                       12

DISTRIBUTIONS AND TAXES
   Distributions                                                                        13
   Taxes                                                                                13

SHAREHOLDER'S GUIDE
   Pricing of portfolio shares                                                          14
   Purchases                                                                            14
   Redemptions                                                                          15
   Excessive trading                                                                    15
   Shareholder communications                                                           15

FINANCIAL HIGHLIGHTS                                                                    16

GLOSSARY OF INVESTMENT TERMS
   Equity and debt securities                                                           17
   Futures, options and other derivatives                                               19
   Other investments, strategies and/or techniques                                      20

RISK/RETURN SUMMARY


CAPITAL APPRECIATION PORTFOLIO

        The Portfolio is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT IS THE INVESTMENT OBJECTIVE OF THE PORTFOLIO?

        CAPITAL APPRECIATION PORTFOLIO seeks long-term growth of capital.

        The Portfolio's Trustees may change this objective or the Portfolio's principal investment policies without a shareholder vote. The Portfolio will notify you at least 60 days before making any changes to its objective or principal investment policies. If there is a material change to the Portfolio's objective or principal investment policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE PORTFOLIO?

        Within the parameters of its specific investment policies discussed below, the Portfolio may invest without limit in foreign equity and debt securities.

        Within the parameters of its specific investment policies discussed below, the Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

        The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments.

        The Portfolio invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO?

        The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

        The value of the Portfolio's holdings may decrease if the value of an individual company in the Portfolio decreases. The value of the Portfolio's holdings could also decrease if the stock market goes down. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in the Portfolio you may get back less money.

        The Portfolio is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a portfolio that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's NAV and total return.

        An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

        The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated but do not include charges or expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to broad-based securities market indices.

        CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES

[CHART]

ANNUAL RETURNS FOR PERIODS ENDED 12/31

1998    58.11%
1999    67.00%
2000   (18.18%)
2001   (21.67%)
2002   (15.67%)

Best Quarter: 4th-1999 41.77%     Worst Quarter: 3rd-2001 (18.70%)

                                                                    AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED 12/31/02
                                                                    ------------------------------------------------------
                                                                                                      SINCE INCEPTION
                                                                          1 YEAR        5 YEARS          (5/1/97)
        Capital Appreciation Portfolio - Institutional Shares            (15.67%)        7.37%            11.00%
        S&P 500 Index*                                                   (22.09%)       (0.58%)            3.12%
          (reflects no deduction for fees or expenses)
        Russell 1000 Growth Index**                                      (27.88%)       (3.84%)            0.01%
          (reflects no deduction for fees or expenses)

         * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
        ** The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividends yields and higher forecasted growth values.

        THE PORTFOLIO'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW IT WILL PERFORM IN THE FUTURE.

FEES AND EXPENSES

        SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolio. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

        ANNUAL FUND OPERATING EXPENSES are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

        This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

                                            MANAGEMENT         OTHER          TOTAL ANNUAL FUND
                                               FEES           EXPENSES      OPERATING EXPENSES(1)
Capital Appreciation Portfolio                0.65%            0.02%                 0.67%

(1) Expenses for the Portfolio are based upon expenses for the fiscal year ended December 31, 2002. All expenses are shown without the effect of any expense offset arrangements.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                            1 YEAR        3 YEARS        5 YEARS      10 YEARS
                                            --------------------------------------------------
Capital Appreciation Portfolio              $  68         $  214         $  373        $  835

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS


        The Portfolio has a similar investment objective and similar principal investment strategies to Janus Twenty Fund. Although it is anticipated that the Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of the Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

        This section takes a closer look at the investment objective of the Portfolio, its principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

        Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

        Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

        The following questions and answers are designed to help you better understand the Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIO?

        Consistent with its investment objective and policies, the Portfolio may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

        Realization of income is not a significant consideration when choosing investments for the Portfolio. Income realized on the Portfolio's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

        Generally, yes. The portfolio manager seeks companies that meet his selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

        Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Portfolio does not emphasize companies of any particular size.

GENERAL PORTFOLIO POLICIES

        In investing its portfolio assets, the Portfolio will follow the general policies listed below. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

        When the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. However, the portfolio manager may also temporarily increase the Portfolio's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. The Portfolio's cash position may also increase temporarily due to unusually large cash inflows.

        OTHER TYPES OF INVESTMENTS
        When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

        The Portfolio invests primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

        -  debt securities

        -  indexed/structured securities

        -  high-yield/high-risk bonds (less than 35% of the Portfolio's assets)

        - options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

        - short sales (no more than 8% of the Portfolio's assets may be invested in "naked" short sales)

        - securities purchased on a when-issued, delayed delivery or forward commitment basis

        ILLIQUID INVESTMENTS
        The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolio's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

        FOREIGN SECURITIES
        Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

        The Portfolio may invest in special situations. A special situation arises when, in the opinion of the portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

        PORTFOLIO TURNOVER
        The Portfolio generally intends to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in the Portfolio's holdings whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

        Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolio's historical turnover rates.

RISKS

        Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio's share price may also decrease. The Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

        The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolio.

1. THE PORTFOLIO MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

        Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE PORTFOLIO'S NONDIVERSIFICATION CLASSIFICATION AFFECT ITS RISK PROFILE?

        Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A portfolio that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives the Portfolio more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

3. HOW COULD THE PORTFOLIO'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS PERFORMANCE?

        Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

        - CURRENCY RISK. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

        - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country.

        - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

        - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

        - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

        High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

        Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

5. HOW DOES THE PORTFOLIO TRY TO REDUCE RISK?

        The Portfolio may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio manager believes the use of these instruments will benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the portfolio manager's judgment proves incorrect.

6. WHAT IS "INDUSTRY RISK"?

        Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

MANAGEMENT OF THE PORTFOLIO


INVESTMENT ADVISER

        Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Portfolio and is responsible for the day-to-day management of the investment portfolio and other business affairs of the Portfolio.

        Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

        Janus Capital furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

        Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

MANAGEMENT EXPENSES

        The Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. The Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolio must pay.

        The Shares of the Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Portfolio is subject to the following management fee schedule (expressed as an annual rate).

                                               AVERAGE DAILY
                                                 NET ASSETS                   ANNUAL RATE
PORTFOLIO                                       OF PORTFOLIO                 PERCENTAGE (%)
---------------------------------------------------------------------------------------------
Capital Appreciation Portfolio              All Asset Levels                      0.65

        For the fiscal year ended December 31, 2002, the Portfolio paid Janus Capital a management fee of .65% based on the Portfolio's average net assets.

PORTFOLIO MANAGER


SCOTT W. SCHOELZEL

        is Executive Vice President and Portfolio Manager of Capital Appreciation Portfolio, which he has managed since its inception.
        Mr. Schoelzel is also Portfolio Manager of other Janus accounts.
        Mr. Schoelzel joined Janus Capital in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

OTHER INFORMATION


        CLASSES OF SHARES

        The Portfolio currently offers two classes of shares, one of which, the Institutional Shares, is offered pursuant to this prospectus and sold under the name Janus Aspen Series. The Shares offered by this prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares, please call 1-800-525-0020.

        CONFLICTS OF INTEREST

        The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of the Portfolio to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

        DISTRIBUTION OF THE PORTFOLIO

        The Portfolio is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

DISTRIBUTIONS AND TAXES


DISTRIBUTIONS

        To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute net income and any net gains realized on its investments at least annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

        DISTRIBUTION SCHEDULE

        Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June for all of the Portfolios.

        HOW DISTRIBUTIONS AFFECT THE PORTFOLIO'S NAV

        Distributions are paid to shareholders as of the record date of the distribution of the Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of the Portfolio's Shares. The Share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of the Portfolio declared a dividend in the amount of $0.25 per share. If the price of the Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

        TAXES ON DISTRIBUTIONS

        Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

        TAXATION OF THE PORTFOLIO

        Dividends, interest and some gains received by the Portfolio on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolio may from year to year make the election permitted under
        Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.

        The Portfolio does not expect to pay any federal income taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

SHAREHOLDER'S GUIDE


        INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIO DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

        Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange. Securities of the Portfolio are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

        Because foreign securities markets may operate on days that are not business days in the United States, the value of the Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares to the extent the Portfolio is invested in such markets.

PURCHASES

        Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.

        The Portfolio is not intended for excessive trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. The Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if the Portfolio would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. The Portfolio may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolio's policy on market timing, see "Excessive Trading" on the next page.

        Although there is no present intention to do so, the Portfolio may discontinue sales of its Shares if management and the Trustees believe that continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of the Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in the Portfolio would be permitted to continue to authorize investment in the Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

        The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

        Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

        Shares of the Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

        Frequent trading into and out of the Portfolio can disrupt portfolio investment strategies and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. The Portfolio is not intended for market timing or excessive trading. The Portfolio and its agents reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors indefinitely if they believe that any combination of trading activity in the account(s) is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolio. The Portfolio may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Portfolio believes are made on behalf of market timers.

        The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Portfolio. Transactions accepted by your insurance company or plan sponsor in violation of our excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your intermediary.

SHAREHOLDER COMMUNICATIONS

        Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolio that they have authorized for investment. Each report will show the investments owned by the Portfolio and the market values thereof, as well as other information about the Portfolio and its operations. The Trust's fiscal year ends December 31.

FINANCIAL HIGHLIGHTS


        The financial highlights table is intended to help you understand the Institutional Shares' financial performance for each of the five most recent years. Items 1 through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES

                                                                                       YEARS ENDED DECEMBER 31
                                                                     2002         2001           2000         1999         1998
 1. NET ASSET VALUE, BEGINNING OF PERIOD                          $    20.72    $   26.79     $     33.17   $    19.94   $  12.62

    INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                                               0.12         0.22            0.43         0.12       0.01
 3. Net gains or losses on securities (both realized and
      unrealized)                                                      (3.36)       (6.01)          (6.43)       13.22       7.32

 4. Total from investment operations                                   (3.24)       (5.79)          (6.00)       13.34       7.33

    LESS DISTRIBUTIONS:+
 5. Dividends (from net investment income)                             (0.11)       (0.28)          (0.37)       (0.11)     (0.01)
 6. Distributions (from capital gains)                                    --           --           (0.01)          --         --

 7. Total distributions                                                (0.11)       (0.28)          (0.38)       (0.11)     (0.01)

 8. NET ASSET VALUE, END OF PERIOD                                $    17.37    $   20.72     $     26.79   $    33.17   $  19.94

 9. Total return                                                      (15.67%)     (21.67%)        (18.18%)      67.00%     58.11%

10. Net assets, end of period (in thousands)                      $  528,210    $ 776,553     $ 1,010,497   $  626,611   $ 74,187
11. Average net assets for the period (in thousands)              $  640,500    $ 855,499     $   954,279   $  257,422   $ 25,964
12. Ratio of gross expenses to average net assets(1)(2)                 0.67%        0.66%           0.67%        0.70%      0.92%
13. Ratio of net expenses to average net assets(3)                      0.67%        0.66%           0.67%        0.70%      0.91%
14. Ratio of net investment income to average net assets                0.56%        0.96%           1.60%        0.76%      0.27%
15. Portfolio turnover rate                                               62%          67%             41%          52%        91%

 + As a result of changes in the accounting standards applicable to the Portfolio's financial statements, the Portfolios are no longer required to show certain distribution information as a separate line item. The Portfolio's current and prior year Financial Highlights reflect this change.
(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.67% in 2002, 0.66% in 2001, 0.67% in 2000, 0.70% in 1999 and
    0.92% in 1998 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of the corresponding retail fund (Janus Olympus Fund until May 1, 1999, Janus Twenty Fund thereafter).
(3) The expense ratio reflects expenses after any expense offset arrangements.

GLOSSARY OF INVESTMENT TERMS


        This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

        BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

        COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

        COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

        CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

        DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

        DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

        EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

        EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

        FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

        HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

        MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

        PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

        PASSIVE FOREIGN INVESTMENT COMPANIES (PFICs) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that the Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

        PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

        PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

        RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

        STANDBY COMMITMENTS are obligations purchased by the Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

        STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

        STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

        TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

        U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

        VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

        WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

        ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

        FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

        FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

        INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

        INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

        INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

        OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolio may purchase and write put and call options on securities, securities indices and foreign currencies. The Portfolio may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

        REPURCHASE AGREEMENTS involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

        REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

        SHORT SALES in which the Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, the Portfolio will realize a short-term capital gain. Although the Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

        WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                       This page intentionally left blank.

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your insurance company or plan sponsor or visiting our Web site at janus.com. In the Portfolio's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolio.

The Statement of Additional Information provides detailed information about the Portfolio and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolio (including the Portfolio's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Portfolio from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.


                                    [JANUS LOGO]


                                    www.janus.com

                                    100 Fillmore Street
                                    Denver, CO 80206-4928
                                    1-800-525-0020


                    Investment Company Act File No. 811-7736

                            LSA VARIABLE SERIES TRUST
                                  (the "Trust")

                   Supplement to Prospectus Dated May 1, 2003,

The Board of LSA Variable Series Trust (the "Board") recently approved reorganizations (the "Reorganizations") of each series of the Trust (the "Funds") into comparable acquiring funds as follows:

CURRENT FUND                                           PROPOSED ACQUIRING FUND
------------                                           -----------------------
LSA Basic Value Fund                                   AIM V.I. Basic Value Fund
       SUBADVISED BY A I M CAPITAL MANAGEMENT, INC.
LSA Capital Appreciation Fund                          Janus Aspen Capital Appreciation Portfolio
       SUBADVISED BY JANUS CAPITAL MANAGEMENT LLC
LSA Value Equity Fund                                  Salomon Brothers Variable Investors Fund
       SUBADVISED BY SALOMON BROTHERS ASSET
       MANAGEMENT INC
LSA Balanced Fund                                      OpCap Balanced Portfolio
       SUBADVISED BY OPCAP ADVISORS
LSA Equity Growth Fund                                 Van Kampen UIF Equity Growth Portfolio
       SUBADVISED BY VAN KAMPEN
LSA Capital Growth Fund                                Van Kampen UIF Equity Growth Portfolio
       SUBADVISED BY GOLDMAN SACHS ASSET
       MANAGEMENT, L.P.
LSA Blue Chip Fund                                     Van Kampen UIF Equity Growth Portfolio
       SUBADVISED BY A I M CAPITAL MANAGEMENT, INC.
LSA Mid Cap Value Fund                                 Van Kampen UIF U.S. Mid Cap Value
       SUBADVISED BY VAN KAMPEN ASSET                  Portfolio
       MANAGEMENT INC.
LSA Diversified Mid-Cap Fund                           Van Kampen UIF U.S. Mid Cap Value
       SUBADVISED BY FIDELITY MANAGEMENT &                    Portfolio
       RESEARCH COMPANY
LSA Aggressive Growth Fund                             Van Kampen LIT Aggressive Growth Portfolio
       SUBADVISED BY VAN KAMPEN ASSET
       MANAGEMENT INC.
LSA Emerging Growth Equity Fund                        Van Kampen LIT Aggressive Growth Portfolio
       SUBADVISED BY RS INVESTMENT MANAGEMENT,
       L.P.

The Reorganizations can be consummated only if, among other things, they are approved by shareholders of the Funds. Special Meetings (the "Meetings") of the shareholders of the Funds will be held and contract owners will be given the opportunity to provide voting instructions on the Reorganizations at that time. In connection with the Meetings, the Funds will deliver to contract owners Proxy Statements/Prospectuses describing in detail the Reorganizations and the Board's considerations in recommending that contract owners approve the Reorganizations.

If the Reorganizations are approved at the Meetings and certain conditions are satisfied, the Reorganizations are expected to become effective on or about April 30, 2004. If the Reorganizations are approved, Fund transactions may be restricted prior to the day of the Reorganizations.


December 3, 2003
                                                                       LSA-SUP-1

LSA VARIABLE SERIES TRUST


LSA Variable Series Trust
3100 Sanders Road, Suite M2A
Northbrook, IL 60062                  Prospectus Dated May 1, 2003

The LSA Variable Series Trust (the "Trust") is a group of portfolios sold exclusively to separate accounts of life insurance companies, including Allstate Life Insurance Company and its insurance company subsidiaries. There are presently eleven such portfolios (each a "Fund" and collectively the "Funds") that are available for investment.

The information in this prospectus is of interest to anyone who owns or is considering purchasing a variable annuity or variable life contract issued by an insurance company separate account that makes the Funds available as underlying investment options to contract holders. This prospectus explains the investment objectives, risks and strategies of each Fund.

You should read this prospectus to help you decide whether the insurance company separate account that invests in a Fund is the right investment for you. You should keep this prospectus for future reference along with the prospectus for the insurance product which accompanies this prospectus.

The terms "you," "your" and "yours" refers to the contract holder as an investor in the insurance company separate accounts.

To learn more about the Funds and their investments, you may obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2003 (as amended from time to time). The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference, which means it is legally part of the prospectus. For a free copy contact your insurance company or call 1-800-865-5237.

Shares of Funds within the Trust are not deposits or other obligations of any financial institution, are not guaranteed by any financial institution, are not insured by the FDIC or any agency, and involve investment risks, including the possible loss of the principal amount invested.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE INVESTING, INCLUDING INFORMATION ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST AND KEEP IT FOR FUTURE REFERENCE.

TABLE OF CONTENTS

FUNDS AT A GLANCE                                     1
  General information about the Funds, the
  Manager, and the Advisers

FUND SUMMARIES                                        2
  For each Fund, the investment objective,
  Adviser, strategy, risks, who may want to
  invest, performance, and fees and expenses

  Emerging Growth Equity Fund
  Aggressive Growth Fund
  Capital Appreciation Fund
  Equity Growth Fund
  Diversified Mid-Cap Fund
  Mid Cap Value Fund
  Capital Growth Fund
  Blue Chip Fund
  Value Equity Fund
  Basic Value Fund
  Balanced Fund

MORE INFORMATION
ABOUT THE FUNDS                                      27
  The types of investment strategies that may
  be used by some or all of the Funds and
  additional information about investment risks

MANAGEMENT OF THE FUNDS                              32
  General information about the organization
  and operations of the Funds, including
  details about the Adviser to each Fund

PRICING OF FUND SHARES                               38
  Details on how each Fund's per share
  price (also known as "net asset value")
  is determined, general information on how a
  Fund's assets are valued and how to
  purchase and redeem shares

ADDITIONAL FUND INFORMATION                          40
  Taxes, income and capital gain
  distributions, service providers, financial
  highlights, Statement of Additional
  Information, annual reports

FUNDS AT A GLANCE

THE TRUST

The LSA Variable Series Trust (the "Trust") is a group of mutual fund portfolios (each a "Fund" and collectively the "Funds") managed by LSA Asset Management LLC (the "Manager").

THE MANAGER

The Manager is registered as an investment adviser with the Securities and Exchange Commission (the "SEC"). The Manager carefully selects other professional investment managers (each an "Adviser" and collectively the "Advisers") to carry out the dayto - day management of each Fund. The Manager receives a fee, payable monthly, based on a percentage of average net assets of the Funds.

THE ADVISERS

The Advisers are the professional investment managers who perform the day-to-day investing on behalf of the Funds subject to the general supervision of the Manager and the Trust's Board of Trustees (the "Board"). Each Adviser is a registered investment adviser with the SEC. The fees of the Advisers are paid by the Manager, not the Funds.

THE FUNDS

The Fund Summaries on the following pages briefly describe the objectives and principal investment strategies, the principal risks, the performance, and the fees and expenses of the Funds. Please read the section entitled "More Information About the Funds" for further information about the Funds' investment strategies and risks.

Each Fund's share price may fluctuate and you may lose money over the short or even long-term.

The following chart shows the Adviser to each Fund and each Fund's investment objective. The Board may change the investment objectives without a shareholder vote.

FUND                        ADVISER                 INVESTMENT OBJECTIVE
---------------------------------------------------------------------------------------------------------------------------------
Emerging                    RS Investment           Seeks capital appreciation by investing primarily in rapidly growing
Growth Equity               Management, L.P.        emerging companies.

Aggressive                  Van Kampen Asset        Seeks long-term growth of capital by investing primarily in equity
Growth                      Management Inc.         securities of small and mid-sized growth companies.

Capital                     Janus Capital           Seeks long-term growth of capital by investing primarily in equity securities
Appreciation                Management LLC          listed on national exchanges or on NASDAQ(R).

Equity Growth                                       Seeks long-term capital appreciation by investing primarily in growth
(formerly, Focused Equity)  Van Kampen              oriented equity securities of large capitalization companies.

                            Fidelity Management &   Seeks long-term growth of capital by investing in securities of companies
Diversified Mid-Cap         Research Company        with medium market capitalizations.

                            Van Kampen Asset        Seeks long-term growth of capital by investing primarily in equity
Mid Cap Value               Management Inc.         securities of companies with medium market capitalizations.

Capital Growth              Goldman Sachs Asset     Seeks long-term growth of capital by investing in a diversified portfolio
(formerly, Growth Equity)   Management, L.P.        of equity securities.

                            A I M Capital           Seeks long-term growth of capital, with current income as a secondary
Blue Chip                   Management, Inc.        objective, by investing primarily in equity securities of blue chip companies.

                                                    Seeks long-term growth of capital, with current income as a secondary
                            Salomon Brothers Asset  objective, by investing primarily in common stocks of established
Value Equity                Management Inc          U.S. companies.

                                                    Seeks long-term growth of capital by investing primarily in common stocks
                            A I M Capital           which the Adviser believes to be undervalued in relation to long-term
Basic Value                 Management, Inc.        earnings power or other factors.

                                                    Seeks growth of capital, with investment income as a secondary objective, by
Balanced                    OpCap Advisors          investing in a mix of equity and debt securities.

FUND SUMMARIES

EMERGING GROWTH EQUITY FUND

ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.

INVESTMENT OBJECTIVE: The Emerging Growth Equity Fund seeks capital appreciation by investing primarily in rapidly growing emerging companies.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests in rapidly growing emerging companies with proprietary advantages, and generally in industry segments that are experiencing rapid growth. In evaluating potential investments, the Adviser considers whether a company is gaining market share, earning superior margins, or experiencing superior profitability. Although the Fund may invest in companies of any size, it is likely under current market conditions that a substantial amount of its investments will be in companies with market capitalizations of $3 billion or less. The Fund may invest a significant portion of its assets in a variety of technology based industries, particularly when these industries are considered to include numerous rapidly growing emerging companies.

Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in equity securities. The Fund may invest all of its assets in foreign securities; however, it presently does not anticipate investing more than 20% of its assets in these securities.

PRINCIPAL RISKS: The Fund is subject to the following principal risks:

- MARKET AND COMPANY RISK

- SMALL CAP RISK

- GROWTH INVESTING RISK

- MANAGEMENT RISK

- TECHNOLOGY SECTOR RISK

- FOREIGN SECURITIES RISK

A description of these risks is provided in the section entitled GENERAL RISKS.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

- You are seeking high total returns from a diversified portfolio of stocks of smaller size U.S. companies.

- You are willing to accept greater volatility in the hopes of a greater increase in share price.

- You are willing to accept the above-average risks associated with investing in a portfolio of common stocks, which may include foreign stocks.

PAST PERFORMANCE: The bar chart and table on this page provide an indication of the risks of investing in the Fund by showing how the Fund's performance changes from year to year. Both assume that all dividends and distributions will be reinvested in the Fund. The performance shown would be lower had charges imposed in connection with a variable annuity or variable life contract been taken into account. The table shows how the Fund's average annual total return compares with a broad-based index (which, unlike the Fund, does not have any fees or expenses). How the Fund has performed in the past is not necessarily indicative of how it will perform in the future.

TOTAL RETURN FOR EACH CALENDAR YEAR

[CHART]

2000    -30.13%
2001    -17.84%
2002    -41.89%

The best calendar quarter return during the periods shown above was 29.04% in the 4th quarter of 2001; the worst calendar quarter return was -31.11% in the 3rd quarter of 2001.

AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                                  SINCE FUND'S
                                     ONE YEAR      INCEPTION*
--------------------------------------------------------------
Emerging Growth Equity Fund           -41.89%        -15.27%

Russell 2000 Growth Index             -30.26%        -11.91%

* The Fund's inception date is October 1, 1999.

In the table above, the Fund's average annual total return for the periods shown is compared to the Russell 2000(R) Growth Index. The Russell 2000 Growth Index is an unmanaged market capitalization-weighted index that includes the stocks of the Russell 2000 Index, with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on market capitalization.

Total returns would have been lower if a portion of operating expenses had not been reimbursed by the Manager.

AGGRESSIVE GROWTH FUND

ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.

INVESTMENT OBJECTIVE: The Aggressive Growth Fund seeks long-term growth of capital by investing primarily in equity securities of small and mid-sized growth companies.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities (mainly common stocks) of companies the Adviser believes have an above-average potential for capital growth. The Adviser uses a "bottom-up" approach to stock selection, focusing on companies that exhibit rising earnings expectations or rising valuations. The Fund generally sells securities when earnings expectations flatten or decline.

The Fund focuses primarily on equity securities of small and mid-sized companies although it may invest in larger-sized companies that the Adviser believes have an above-average potential for capital growth.

The Fund may invest up to 100% of its assets in small companies and up to 25% of its assets in foreign securities.

PRINCIPAL RISKS: The Fund is subject to the following principal risks:

- MARKET AND COMPANY RISK

- SMALL CAP RISK

- MID CAP RISK

- GROWTH INVESTING RISK

- MANAGEMENT RISK

- FOREIGN SECURITIES RISK

A description of these risks is provided in the section entitled GENERAL RISKS.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

- You are seeking capital growth over the long-term.

- You are willing to accept the above-average risks associated with investing in the securities of small and mid-sized companies, which may include foreign companies.

- You are willing to accept greater volatility in hopes of a greater increase in share price.

PAST PERFORMANCE: The bar chart and table on this page provide an indication of the risks of investing in the Fund by showing how the Fund's performance changes from year to year. Both assume that all dividends and distributions will be reinvested in the Fund. The performance shown would be lower had charges imposed in connection with a variable annuity or variable life contract been taken into account. The table shows how the Fund's average annual total return compares with a broad-based index (which, unlike the Fund, does not have any fees or expenses). How the Fund has performed in the past is not necessarily indicative of how it will perform in the future.

[CHART]

TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2002

2002    -31.59%

The best calendar quarter return during the period shown above was -2.44% in the 4th quarter of 2002; the worst calendar quarter return was -14.79% in the 3rd quarter of 2002.

AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                                  SINCE FUND'S
                                     ONE YEAR      INCEPTION*
--------------------------------------------------------------
Aggressive Growth Fund                -31.59%        -27.49%

Russell Midcap Growth Index           -27.41%        -19.64%

* The Fund's inception date is August 14, 2001.

In the table above, the Fund's average annual total return for the periods shown is compared to the Russell Midcap(R) Growth Index. The Russell Midcap Growth Index is an unmanaged market capitalization-weighted index that includes the stocks of the Russell Midcap Index, an index of the 800 smallest companies in the Russell 1000(R) Index, with higher price-to-book ratios and higher forecasted growth rates. The Russell 1000 Index is an index of common stocks of the 1000 largest U.S. companies measured by total market capitalizations.

Total returns would have been lower if a portion of operating expenses had not been reimbursed by the Manager.

CAPITAL APPRECIATION FUND

ADVISED BY: JANUS CAPITAL MANAGEMENT LLC

INVESTMENT OBJECTIVE: The Capital Appreciation Fund seeks long-term growth of capital by investing primarily in equity securities listed on national exchanges or on NASDAQ(R).

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities listed on national exchanges or on NASDAQ which the Adviser believes have a good potential for capital growth. The Adviser builds the Fund one company at a time, emphasizing growth of capital by investing in companies the Adviser believes to have the greatest earnings growth potential. While investments are focused on earnings growth, the Adviser also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the Adviser subjects each company to a rigorous "bottom up" fundamental analysis, carefully researching each potential investment before and after it is acquired for the Fund.

Under normal circumstances, the Fund invests substantially all of its assets in equity securities. The Fund may invest all of its assets in foreign securities; however it presently does not anticipate investing over 25% of its assets in these securities.

PRINCIPAL RISKS: The Fund is subject to the following principal risks:

- MARKET AND COMPANY RISK

- LARGE CAP RISK

- GROWTH INVESTING RISK

- MANAGEMENT RISK

- FOREIGN SECURITIES RISK

A description of these risks is provided in the section entitled GENERAL RISKS.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

- You are seeking long-term capital appreciation.

- You are willing to accept the above-average risks associated with investing in a portfolio, which may include foreign companies.

- You are willing to accept greater volatility in the hopes of a greater increase in share price.

PAST PERFORMANCE: The bar chart and table on this page provide an indication of the risks of investing in the Fund by showing how the Fund's performance changes from year to year. Both assume that all dividends and distributions will be reinvested in the Fund. The performance shown would be lower had charges imposed in connection with a variable annuity or variable life contract been taken into account. The table shows how the Fund's average annual total return compares with a broad-based index (which, unlike the Fund, does not have any fees or expenses). How the Fund has performed in the past is not necessarily indicative of how it will perform in the future.

TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2002

[CHART]

2002    -28.66%

The best calendar quarter return during the period shown above was 5.72% in the 4th quarter of 2002; the worst calendar quarter return was -18.83% in the 2nd quarter of 2002.

AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                                  SINCE FUND'S
                                     ONE YEAR      INCEPTION*
--------------------------------------------------------------
Capital Appreciation Fund             -28.66%        -22.57%

S&P 500                               -22.10%        -18.17%

* The Fund's inception date is August 14, 2001.

In the table above, the Fund's average annual total return for the periods shown is compared to the Standard & Poor's 500(SM) Composite Stock Price Index ("S&P 500(R)"). The S&P 500, a widely recognized benchmark for large-cap U.S. stocks, is an unmanaged market capitalization-weighted index that includes common stocks of 500 major companies representing different sectors of the U.S. economy and accounts for nearly three quarters of the value of all U.S. stocks.

Total returns would have been lower if a portion of operating expenses had not been reimbursed by the Manager.

EQUITY GROWTH FUND
(FORMERLY, FOCUSED EQUITY FUND)

ADVISED BY: VAN KAMPEN

INVESTMENT OBJECTIVE: The Equity Growth Fund seeks long-term capital appreciation by investing primarily in growth oriented equity securities of large capitalization companies.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Adviser focuses on companies believed to have strong earnings and free cash flow potential, and compelling business strategies. Valuation is considered generally in the context of prospects for sustainable earnings growth. The Adviser's focus on individual security selection may result in an emphasis on particular industry sectors. The Fund invests primarily in companies with market capitalizations of $10 billion or more but may also invest in smaller companies.

Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in equity securities. The Fund may invest in securities of foreign companies, however, it presently does not anticipate investing more than 25% of its assets in foreign securities.

PRINCIPAL RISKS: The Fund is subject to the following principal risks:

- MARKET AND COMPANY RISK

- LARGE CAP RISK

- GROWTH INVESTING RISK

- MANAGEMENT RISK

- FOREIGN SECURITIES RISK

A description of these risks is provided in the section entitled GENERAL RISKS.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

- You are seeking long-term capital appreciation.

- You are willing to accept the above-average risks associated with investing in a portfolio of common stocks, which may include foreign stocks.

- You are willing to accept greater volatility in hopes of a greater increase in share price.

PAST PERFORMANCE: The bar chart and table on this page provide an indication of the risks of investing in the Fund by showing how the Fund's performance changes from year to year. Both assume that all dividends and distributions will be reinvested in the Fund. The performance shown would be lower had charges imposed in connection with a variable annuity or variable life contract been taken into account. The table shows how the Fund's average annual total return compares with broad-based indices (which, unlike the Fund, do not have any fees or expenses). How the Fund has performed in the past is not necessarily indicative of how it will perform in the future.

TOTAL RETURN FOR EACH CALENDAR YEAR

[CHART]

2000    -11.82%
2001    -15.44%
2002    -29.81%

The best calendar quarter return during the periods shown above was 12.01% in the 1st quarter of 2000; the worst calendar quarter return was -18.53% in the 1st quarter of 2001.

AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                                  SINCE FUND'S
                                      ONE YEAR     INCEPTION*
--------------------------------------------------------------
Equity Growth Fund                    -29.81%        -13.17%

Russell 1000 Growth Index             -27.88%        -16.54%

S&P 500                               -22.10%         -9.72%

* The Fund's inception date is October 1, 1999.

In the table above, the Fund's average annual total return for the periods shown is compared to the Russell 1000(R) Growth Index and the Standard & Poor's 500(SM) Composite Stock Price Index ("S&P 500(R)") which are unmanaged market capitalization-weighted indices. The Russell 1000 Growth Index is the Fund's benchmark index. Since the Fund is managed with a large cap growth style, its performance can be better evaluated by comparing it to the Russell 1000 Growth Index rather than the S&P 500. The Russell 1000 Growth Index includes the stocks of the Russell 1000 Index, an index of common stocks of the 1,000 largest U.S. companies measured by total market capitalization, with higher price-to-book ratios and higher forecasted growth values. The S&P 500, a widely recognized benchmark for large-cap U.S. stocks, includes common stocks of 500 major companies representing different sectors of the U.S. economy and accounts for nearly three quarters of the value of all U.S. stocks.

Total returns would have been lower if a portion of operating expenses had not been reimbursed by the Manager.

DIVERSIFIED MID-CAP FUND

ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY

INVESTMENT OBJECTIVE: The Diversified Mid-Cap Fund seeks long-term growth of capital by investing in securities of companies with medium market capitalizations.

PRINCIPAL INVESTMENT STRATEGIES: The Fund normally invests its assets primarily in a diversified portfolio of common stocks.

The Fund normally invests at least 80% of its net assets (including borrowings for investment purposes) in securities of companies with medium market capitalizations ("mid cap companies"). Although a universal definition of medium market capitalization does not exist, for the purpose of this Fund, the Adviser generally defines mid cap companies as those whose market capitalization is similar to the market capitalization of companies in the Standard & Poor's(R) MidCap 400 Index ("S&P(R) MidCap 400") or the Russell Midcap(R) Index. A company's market capitalization is based on either its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions. In addition, changes to the composition of each index can change the market capitalization range of companies in the index. The Fund may also invest in companies with smaller or larger market capitalizations.

The Adviser is not constrained by a particular investment style. At any given time, the Adviser may tend to buy "value" or "growth" stocks, or a combination of both types. In buying and selling securities for the Fund, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions.

Factors considered include growth potential, earnings estimates and management.

The Fund may invest all of its assets in foreign securities; however, it presently does not anticipate investing more than 20% of its assets in these securities.

The Adviser may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the Adviser's strategies do not work as intended, the Fund may not achieve its objective.

PRINCIPAL RISKS: The Fund is subject to the following principal risks:

- MARKET AND COMPANY RISK

- MID CAP RISK

- MANAGEMENT RISK

- FOREIGN SECURITIES RISK

- DERIVATIVES RISK

A description of these risks is provided in the section entitled GENERAL RISKS.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

- You are seeking long-term capital growth.

- You are willing to accept the above-average risks associated with investing in the securities of mid-sized companies, which may include foreign companies.

- You are willing to accept greater volatility in hopes of a greater increase in share price.

PAST PERFORMANCE: The bar chart and table on this page provide an indication of the risks of investing in the Fund by showing how the Fund's performance changes from year to year. Both assume that all dividends and distributions will be reinvested in the Fund. The performance shown would be lower had charges imposed in connection with a variable annuity or variable life contract been taken into account. The table shows how the Fund's average annual total return compares with a broad-based index (which, unlike the Fund, does not have any fees or expenses). How the Fund has performed in the past is not necessarily indicative of how it will perform in the future.

[CHART]

TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2002

2002    -19.25%

The best calendar quarter return during the period shown above was 4.75% in the 4th quarter of 2002; the worst calendar quarter return was -18.53% in the 3rd quarter of 2002.

AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                                  SINCE FUND'S
                                     ONE YEAR      INCEPTION*
--------------------------------------------------------------
Diversified Mid-Cap Fund              -19.25%        -14.03%

Russell Midcap Index                  -16.19%        -11.69%

* The Fund's inception date is August 14, 2001.

In the table above, the Fund's average annual total return for the periods shown is compared to the Russell Midcap(R) Index. The Russell Midcap Index is an unmanaged market capitalization-weighted index that includes the 800 smallest companies in the Russell 1000(R) Index. The Russell 1000 Index is an index of common stocks of the 1,000 largest U.S. companies measured by total market capitalizations.

Total returns would have been lower if a portion of operating expenses had not been reimbursed by the Manager.

MID CAP VALUE FUND

ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.

INVESTMENT OBJECTIVE: The Mid Cap Value Fund seeks long-term growth of capital by investing primarily in equity securities of companies with medium market capitalizations ("mid cap companies").

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities (mainly common stocks) of mid cap companies that the Adviser believes are selling below their intrinsic value and offer the opportunity for growth of capital. The Fund emphasizes a "value" style of investing focusing on those companies with strong fundamentals, consistent track records, growth prospects, and attractive valuations. The Fund may also invest in companies with smaller or larger market capitalizations.

Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in equity securities of mid cap companies. For purposes of the 80% policy, a company's market capitalization is based on either its current market capitalization or its market capitalization at the time of the Fund's investment. Although a universal definition of medium market capitalization does not exist, the Adviser generally defines mid cap companies as those whose market capitalization is similar to the market capitalization of companies in the Standard & Poor's(R) MidCap 400 Index ("S&P(R) MidCap 400") or the Russell Midcap(R) Index. Companies whose capitalization no longer meets this definition after purchase continue to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions. In addition, changes to the composition of each index can change the market capitalization range of companies in the index.

The Fund may invest up to 25% of its assets in foreign securities.

PRINCIPAL RISKS: The Fund is subject to the following principal risks:

- MARKET AND COMPANY RISK

- MID CAP RISK

- VALUE INVESTING RISK

- MANAGEMENT RISK

- FOREIGN SECURITIES RISK

A description of these risks is provided in the section entitled GENERAL RISKS.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

- You are seeking long-term capital growth.

- You are willing to accept the above-average risks associated with investing in a portfolio of common stocks which may include foreign stocks.

- You are willing to accept greater volatility in hopes of a greater increase in share price.

PAST PERFORMANCE: The bar chart and table on this page provide an indication of the risks of investing in the Fund by showing how the Fund's performance changes from year to year. Both assume that all dividends and distributions will be reinvested in the Fund. The performance shown would be lower had charges imposed in connection with a variable annuity or variable life contract been taken into account. The table shows how the Fund's average annual total return compares with a broad-based index (which, unlike the Fund, does not have any fees or expenses). How the Fund has performed in the past is not necessarily indicative of how it will perform in the future.

[CHART]

TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2002

2002    -7.49%

The best calendar quarter return during the period shown above was 10.78% in the 4th quarter of 2002; the worst calendar quarter return was -16.73% in the 3rd quarter of 2002.

AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                                  SINCE FUND'S
                                     ONE YEAR      INCEPTION*
--------------------------------------------------------------
Mid Cap Value Fund                    -7.49%          -0.69%

Russell Midcap Index                 -16.19%         -11.69%

Russell Midcap Value Index            -9.64%          -7.31%

* The Fund's inception date is August 14, 2001.

In the table above, the Fund's average annual total return for the periods shown is compared to the Russell Midcap(R) Index and the Russell Midcap Value Index. The Russell Midcap Index is an unmanaged market capitalization-weighted index that includes the 800 smallest companies in the Russell 1000(R) Index. The Russell 1000 Index is an index of common stocks of the 1,000 largest U.S. companies measured by total market capitalization. The Russell Midcap Value Index includes the stocks of the Russell Midcap Index with lower price-to-book ratios and lower forecasted values.

Total returns would have been lower if a portion of operating expenses had not been reimbursed by the Manager.

CAPITAL GROWTH FUND
(FORMERLY, GROWTH EQUITY)

ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT, L.P.

INVESTMENT OBJECTIVE: The Capital Growth Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests in a diversified portfolio of equity securities (mainly common stocks) of companies that the Adviser believes have long-term capital appreciation potential. The Adviser primarily seeks companies it believes to be strategically positioned for consistent long-term growth.

Under normal circumstances, the Fund invests at least 90% of its net assets (including borrowings for investment purposes) in equity securities. The Fund may invest up to 10% of its assets in foreign securities.

PRINCIPAL RISKS: The Fund is subject to the following risks:

- MARKET AND COMPANY RISK

- GROWTH INVESTING RISK

- MANAGEMENT RISK

- FOREIGN SECURITIES RISK

A description of these risks is provided in the section entitled GENERAL RISKS.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

- You are seeking long-term capital appreciation.

- You are willing to accept the above-average risks associated with investing in a portfolio of common stocks, which may include foreign stocks.

- You are willing to accept greater volatility in the hopes of a greater increase in share price.

PAST PERFORMANCE: The bar chart and table on this page provide an indication of the risks of investing in the Fund by showing how the Fund's performance changes from year to year. Both assume that all dividends and distributions will be reinvested in the Fund. The performance shown would be lower had charges imposed in connection with a variable annuity or variable life contract been taken into account. The table shows how the Fund's average annual total return compares with a broad-based index (which, unlike the Fund, does not have any fees or expenses). How the Fund has performed in the past is not necessarily indicative of how it will perform in the future.

[CHART]

TOTAL RETURN FOR EACH CALENDAR YEAR

[CHART]

2000     -8.44%
2001    -14.26%
2002    -24.37%

The best calendar quarter return during the periods shown above was 10.39% in the 4th quarter of 2001; the worst calendar quarter return was -16.36% in the 3rd quarter of 2001.

AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                                  SINCE FUND'S
                                     ONE YEAR      INCEPTION*
--------------------------------------------------------------
Capital Growth Fund                   -24.37%         -9.71%

S&P 500                               -22.10%         -9.72%

* The Fund's inception date is October 1, 1999.

In the table above, the Fund's average annual total return for the periods shown is compared to the Standard & Poor's 500(SM) Composite Stock Price Index ("S&P 500(R)"). The S&P 500, a widely recognized benchmark for large-cap U.S. stocks, is an unmanaged market capitalization-weighted index that includes common stocks of 500 major companies representing different sectors of the U.S. economy and accounts for nearly three quarters of the value of all U.S. stocks.

Total returns would have been lower if a portion of operating expenses had not been reimbursed by the Manager.

BLUE CHIP FUND

ADVISED BY: A I M CAPITAL MANAGEMENT, INC.

INVESTMENT OBJECTIVE: The Blue Chip Fund seeks long-term growth of capital, with current income as a secondary objective, by investing primarily in equity securities of blue chip companies.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in securities (mainly common stocks) of blue chip companies. The Fund considers blue chip companies to be large and medium sized companies (i.e. companies with market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000(R) Index during the most recent 11- month period, based on month-end data, plus the most recent data during the current month) with leading market positions and which possess the following characteristics:

- MARKET CHARACTERISTICS - Companies which occupy or have the potential to occupy leading market positions that are expected to be maintained or enhanced over time. Market leaders can be identified within an industry as those companies which have (i) superior growth prospects compared with other companies in the same industry; (ii) possession of proprietary technology with the potential to bring about major changes within an industry; and/or (iii) leading sales within an industry or the potential to become a market leader.

- FINANCIAL CHARACTERISTICS - Companies that possess at least one of the following attributes: (i) faster earnings growth than its competitors and the market in general; (ii) higher profit margins relative to its competitors;
  (iii) strong cash flow relative to its competitors; and/or (iv) a balance sheet with relatively low debt and a high return on equity relative to its competitors.

The portfolio managers consider whether to sell a particular security when they believe the security no longer has the potential for above average growth. When the portfolio managers believe securities other than marketable equity securities offer the opportunity for long-term growth of capital and current income, the Fund may invest in U. S. Government securities and high-quality debt securities.

Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in equity securities of blue chip companies. In complying with the 80% requirement, the Fund will invest primarily in marketable equity securities of blue chip companies, including convertible securities, but may also invest in other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, which may include warrants, futures, options, exchange-traded funds and ADRs.

The Fund may invest up to 25% of its assets in foreign securities.

PRINCIPAL RISKS: The Fund is subject to the following principal risks:

- MARKET AND COMPANY RISK

- MID CAP RISK

- LARGE CAP RISK

- MANAGEMENT RISK

- FOREIGN SECURITIES RISK

A description of these risks is provided in the section entitled GENERAL RISKS.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

- You are seeking long-term capital growth.

- You are willing to accept the above-average risks associated with investing in a portfolio of common stocks which may include foreign stocks.

- You are willing to accept greater volatility in hopes of a greater increase in share price.

PAST PERFORMANCE: The bar chart and table on this page provide an indication of the risks of investing in the Fund by showing how the Fund's performance changes from year to year. Both assume that all dividends and distributions will be reinvested in the Fund. The performance shown would be lower had charges imposed in connection with a variable annuity or variable life contract been taken into account. The table shows how the Fund's average annual total return compares with a broad-based index (which, unlike the Fund, does not have any fees or expenses). How the Fund has performed in the past is not necessarily indicative of how it will perform in the future.

[CHART]

TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2002

2002    -26.20%

The best calendar quarter return during the period shown above was 5.50% in the 4th quarter of 2002; the worst calendar quarter return was -15.66% in the 3rd quarter of 2002.

AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                                  SINCE FUND'S
                                     ONE YEAR      INCEPTION*
--------------------------------------------------------------
Blue Chip Fund                        -26.20%        -21.93%

S&P 500                               -22.10%        -18.17%

* The Fund's inception date is August 14, 2001.

In the table above, the Fund's average annual total return for the periods shown is compared to the Standard & Poor's 500(SM) Composite Stock Price Index ("S&P 500(R)"). The S&P 500, a widely recognized benchmark for large-cap U.S. stocks, is an unmanaged market capitalization-weighted index that includes common stocks of 500 major companies representing different sectors of the U.S. economy and accounts for nearly three quarters of the value of all U.S. stocks.

Total returns would have been lower if a portion of operating expenses had not been reimbursed by the Manager.

VALUE EQUITY FUND

ADVISED BY: SALOMON BROTHERS ASSET MANAGEMENT INC

INVESTMENT OBJECTIVE: The Value Equity Fund seeks long-term growth of capital, with current income as a secondary objective, by investing primarily in common stocks of established U.S. companies.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests mainly in common stocks of established U.S. companies that the Adviser believes to have growth possibilities at reasonable values. The Fund maintains a carefully selected portfolio of securities that is diversified across industries and companies. In selecting individual companies for investment, the Adviser looks for:

- share prices that appear to be temporarily oversold or do not reflect positive company developments;

- share prices that appear to undervalue the company's assets, particularly on a sum-of-the-parts basis;

- special situations including corporate events, changes in management, regulatory changes or turnaround situations; and

- company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.

Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in equity securities. The Fund may invest up to 20% of its assets in foreign securities.

PRINCIPAL RISKS: The Fund is subject to the following principal risks:

- MARKET AND COMPANY RISK

- VALUE INVESTING RISK

- MANAGEMENT RISK

- FOREIGN SECURITIES RISK

A description of these risks is provided in the section entitled GENERAL RISKS.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

- You are seeking long-term capital growth with the potential for current income.

- You are willing to accept the above-average risks associated with investing in a portfolio of common stocks, which may include foreign stocks.

- You are willing to accept greater volatility in hopes of a greater increase in share price.

PAST PERFORMANCE: The bar chart and table on this page provide an indication of the risks of investing in the Fund by showing how the Fund's performance changes from year to year. Both assume that all dividends and distributions will be reinvested in the Fund. The performance shown would be lower had charges imposed in connection with a variable annuity or variable life contract been taken into account. The table shows how the Fund's average annual total return compares with a broad-based index (which, unlike the Fund, does not have any fees or expenses). How the Fund has performed in the past is not necessarily indicative of how it will perform in the future.

[CHART]

TOTAL RETURN FOR EACH CALENDAR YEAR

2000     15.35%
2001     -4.88%
2002    -22.17%

The best calendar quarter return during the periods shown above was 12.09% in the 4th quarter of 2002; the worst calendar quarter return was -20.26% in the 3rd quarter of 2002.

AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                                  SINCE FUND'S
                                     ONE YEAR      INCEPTION*
--------------------------------------------------------------
Value Equity Fund                     -22.17%         -2.58%

S&P 500                               -22.10%         -9.72%

* The Fund's inception date is October 1, 1999.

In the table above, the Fund's average annual total return for the periods shown is compared to the Standard & Poor's 500(SM) Composite Stock Price Index ("S&P 500(R)"). The S&P 500, a widely recognized benchmark for large cap U.S. stocks, is an unmanaged market capitalization-weighted index that includes common stocks of 500 major companies representing different sectors of the U.S. economy and accounts for nearly three quarters of the value of all U.S. stocks.

Total returns would have been lower if a portion of operating expenses had not been reimbursed by the Manager.

BASIC VALUE FUND

ADVISED BY: A I M CAPITAL MANAGEMENT, INC.

INVESTMENT OBJECTIVE: The Basic Value Fund seeks long-term growth of capital by investing primarily in common stocks which the Adviser believes to be undervalued in relation to long-term earnings power or other factors.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the Adviser believes to be undervalued in relation to long-term earnings power or other factors. The Fund may invest up to 35% of its total assets in equity securities of U.S. issuers that have market capitalizations of less than $500 million, investment-grade non-convertible debt securities, U.S. government securities, and high quality money market instruments. The Fund may also invest up to 25% of its total assets in foreign securities.

The Adviser allocates investments among investment grade fixed-income securities based on its view as to the best values then available in the marketplace. In selecting investments, the Adviser seeks to identify those companies whose prospects and growth potential are undervalued by investors and that provide the potential for attractive returns. The Adviser would consider whether to sell a particular security when any of those factors materially change.

PRINCIPAL RISKS: The Fund is subject to the following principal risks:

- MARKET AND COMPANY RISK

- MID CAP RISK

- LARGE CAP RISK

- VALUE INVESTING RISK

- MANAGEMENT RISK

- FOREIGN SECURITIES RISK

A description of these risks is provided in the section entitled GENERAL RISKS.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

- You are seeking long-term capital growth.

- You are willing to accept the above-average risks associated with investing in a portfolio of common stocks which may include foreign stocks.

- You are willing to accept greater volatility in hopes of a greater increase in share price.

PAST PERFORMANCE: The bar chart and table on this page provide an indication of the risks of investing in the Fund by showing how the Fund's performance changes from year to year. Both assume that all dividends and distributions will be reinvested in the Fund. The performance shown would be lower had charges imposed in connection with a variable annuity or variable life contract been taken into account. The table shows how the Fund's average annual total return compares with a broad-based index (which, unlike the Fund, does not have any fees or expenses). How the Fund has performed in the past is not necessarily indicative of how it will perform in the future.

[CHART]

TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2002

2002    -21.70%

The best calendar quarter return during the period shown above was 8.02% in the 4th quarter of 2002; the worst calendar quarter return was -19.86% in the 3rd quarter of 2002.

AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                                  SINCE FUND'S
                                     ONE YEAR      INCEPTION*
--------------------------------------------------------------
Basic Value Fund                      -21.70%        -18.45%

S&P 500                               -22.10%        -18.17%

* The Fund's inception date is August 14, 2001.

In the table above, the Fund's average annual total return for the periods shown is compared to the Standard & Poor's 500(SM) Composite Stock Price Index ("S&P 500(R)"). The S&P 500, a widely recognized benchmark for large-cap U.S. stocks, is an unmanaged market capitalization-weighted index that includes common stocks of 500 major companies representing different sectors of the U.S. economy and accounts for nearly three quarters of the value of all U.S. stocks.

Total returns would have been lower if a portion of operating expenses had not been reimbursed by the Manager.

BALANCED FUND

ADVISED BY: OPCAP ADVISORS

INVESTMENT OBJECTIVE: The Balanced Fund seeks growth of capital, with investment income as a secondary objective, by investing in a mix of equity and debt securities.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests in common stocks (with an emphasis on dividend paying stocks), preferred stocks, securities convertible into common stock, and debt securities. The Fund will invest at least 25% of its assets in equity securities and at least 25% in debt securities. In general, the Fund expects to be 50-75% invested in equity securities. However, the Adviser determines the Fund's day-to-day investment allocation mix among equity and debt securities based on the Adviser's perception of prevailing market conditions and risks. By investing in both debt and equity securities, it is anticipated that the Fund will generally be less volatile than the overall market.

The Fund's equity investments will be primarily in dividend paying common stocks that the Adviser believes to be "undervalued" in the marketplace. Generally, these securities may have certain characteristics such as substantial and growing discretionary cash flow, strong shareholder value-oriented management, valuable consumer or commercial franchises, or a favorable price to intrinsic value relationship.

The Fund may invest up to 25% of its net assets in below investment grade, high-yield debt securities (commonly known as "junk bonds"). The Fund may invest all of its assets in foreign securities, however, presently does not anticipate investing more than 25% of its assets in these securities.

PRINCIPAL RISKS: The Fund is subject to the following principal risks:

- MARKET AND COMPANY RISK

- INTEREST RATE AND CREDIT RISK

- MANAGEMENT RISK

- FOREIGN SECURITIES RISK

- BELOW INVESTMENT GRADE RISK

A description of these risks is provided in the section entitled GENERAL RISKS.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

- You wish to invest in a fund emphasizing a combination of growth of capital and investment income by investing in a combination of equity and debt securities.

- You are willing to accept the above-average risks associated with investing in a portfolio which may include foreign stocks.

- You are willing to accept the above-average risks associated with investing in below investment grade, high-yield debt securities.

PAST PERFORMANCE: The bar chart and table on this page provide an indication of the risks of investing in the Fund by showing how the Fund's performance changes from year to year. Both assume that all dividends and distributions will be reinvested in the Fund. The performance shown would be lower had charges imposed in connection with a variable annuity or variable life contract been taken into account. The table shows how the Fund's average annual total return compares with broad-based indices (which, unlike the Fund, do not have any fees or expenses). How the Fund has performed in the past is not necessarily indicative of how it will perform in the future.

[CHART]

TOTAL RETURN FOR EACH CALENDAR YEAR

2000      8.88%
2001      2.24%
2002    -18.30%

The best calendar quarter return during the periods shown above was 10.45% in the 4th quarter of 2002; the worst calendar quarter return was -14.02% in the 2nd quarter of 2002.

AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                                                        SINCE FUND'S
                                                             ONE YEAR    INCEPTION*
------------------------------------------------------------------------------------
Balanced Fund                                                 -18.30%      -1.87%

S&P 500                                                       -22.10%      -9.72%

Merrill Lynch Corporate Bond Master Index                      10.17%       9.39%

60% S&P 500 + 40% Merrill Lynch Corporate Bond Master Index    -9.87%      -2.02%

* The Fund's inception date is October 1, 1999.

In the table above, the Fund's average annual total return for the periods shown is compared to a 60% weighting of the Standard & Poor's 500(SM) Composite Stock Price Index ("S&P 500(R)") and a 40% weighting of the Merrill Lynch Corporate Bond Master Index. The S&P 500, a widely recognized benchmark for large cap U.S. stocks, is an unmanaged market capitalization-weighted index that includes common stocks of 500 major companies representing different sectors of the U.S. economy and accounts for nearly three quarters of the value of all U.S. stocks. The Merrill Lynch Corporate Bond Master Index is an unmanaged index that consists of corporate obligations, which are rated BBB or better by Standard & Poor's(R) or Baa3 or better by Moody's Investor Service. The issues must be publicly placed, non-convertible and coupon-bearing.

Total returns would have been lower if a portion of operating expenses had not been reimbursed by the Manager.

GENERAL RISKS

General risks associated with the Funds' principal investment policies and strategies are described below. The Funds to which each risk applies are listed in brackets following the description.

MARKET AND COMPANY RISK: The value of the securities in which the Fund invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company that issued the security. [ALL FUNDS]

SMALL CAP RISK: The stocks of small cap companies (small size companies in terms of market capitalization) often involve more risk and volatility than those of larger companies. Compared to larger companies, small cap companies are often dependent on fewer products and have more limited financial resources. As a result, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there may be less publicly available information about small cap companies than larger companies. During some periods, stocks of small cap companies may underperform the stocks of mid and large cap companies. [EMERGING GROWTH EQUITY AND AGGRESSIVE GROWTH FUNDS]

MID CAP RISK: The stocks of mid cap companies (medium size companies in terms of market capitalization) often involve more risk and volatility than those of larger companies. There may be less publicly available information about mid cap companies than larger companies. During some periods, stocks of mid cap companies may underperform the stocks of small and large cap companies. [AGGRESSIVE GROWTH, DIVERSIFIED MID-CAP, MID CAP VALUE, BLUE CHIP AND BASIC VALUE FUNDS]

LARGE CAP RISK: During some periods, stocks of large cap companies (large companies in terms of market capitalization) may underperform the stocks of smaller cap companies. [CAPITAL APPRECIATION, EQUITY GROWTH, BLUE CHIP AND BASIC VALUE FUNDS]

GROWTH INVESTING RISK: During some periods, growth stocks may underperform relative to other asset classes (for example, value stocks). [EMERGING GROWTH EQUITY, AGGRESSIVE GROWTH, CAPITAL APPRECIATION, EQUITY GROWTH AND CAPITAL GROWTH FUNDS]

VALUE INVESTING RISK: During some periods, value stocks may underperform relative to other asset classes (for example, growth stocks). [MID CAP VALUE, VALUE EQUITY AND BASIC VALUE FUNDS]

INTEREST RATE AND CREDIT RISKS: The prices of debt securities will decline over short or even long periods if interest rates rise. In addition, an issuer of debt securities held by the Fund may fail to repay interest and principal in a timely manner. [BALANCED FUND]

MANAGEMENT RISK: Poor stock selection may cause the Fund to underperform when compared to other funds with similar objectives. [ALL FUNDS]

TECHNOLOGY SECTOR RISK: Returns on stocks in technology-based industries may not perform as well as other types of investments. [EMERGING GROWTH EQUITY FUND]

FOREIGN SECURITIES RISK: The Fund's foreign investments may be subject to fluctuations in foreign currency values, adverse political or economic events, and greater market volatility and lower liquidity relative to U.S. investments. [ALL FUNDS]

BELOW INVESTMENT GRADE RISK: Below investment grade debt securities may present greater risk of issuer default, may be subject to greater market fluctuations and may be harder to sell at a desirable price than investment grade securities. [BALANCED FUND]

DERIVATIVES RISK: Derivative instruments, such as futures contracts, involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets, risks of default by the other party to certain transactions, risks that the transactions may result in losses that partially or completely offset gains in portfolio positions, and risks that the transactions may not be liquid. [DIVERSIFIED MID-CAP FUND]

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. You should refer to the product prospectus describing your particular variable insurance contract for a description of insurance charges that may apply.

FEES PAID DIRECTLY FROM YOUR INVESTMENT: There are no fees or sales loads charged to your account when you buy or sell shares of the Funds.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

                                  EMERGING
                                   GROWTH    AGGRESSIVE     CAPITAL      EQUITY   DIVERSIFIED   MID CAP
FUND                               EQUITY      GROWTH     APPRECIATION   GROWTH     MID-CAP      VALUE
-------------------------------------------------------------------------------------------------------
Management Fees                     1.05%        0.95%         0.90%       0.95%      0.90%       0.85%

Distribution Fees (12b-1)           None         None          None        None       None        None

Other Expenses(1)                   3.76%        6.66%         5.57%       3.14%      4.17%       2.93%

Total Annual Fund
  Operating Expenses                4.81%        7.61%         6.47%       4.09%      5.07%       3.78%

Expense Reimbursement
  and Other Reductions(2)           3.46%        6.36%         5.27%       2.84%      3.87%       2.63%

Net Annual Operating Expenses       1.35%        1.25%         1.20%       1.25%      1.20%       1.15%

                                             CAPITAL                   VALUE       BASIC
FUND                                         GROWTH     BLUE CHIP      EQUITY      VALUE      BALANCED
-------------------------------------------------------------------------------------------------------
Management Fees                              0.85%        0.90%         0.80%       0.90%      0.80%

Distribution Fees (12b-1)                     None         None          None        None       None

Other Expenses(1)                            2.29%        4.99%         1.87%       3.58%      1.73%

Total Annual Fund
  Operating Expenses                         3.14%        5.89%         2.67%       4.48%      2.53%

Expense Reimbursement and
  Other Reductions(2)                        1.99%        4.69%         1.57%       3.28%      1.43%

Net Annual Operating Expenses                1.15%        1.20%         1.10%       1.20%      1.10%

(1) Each Fund pays operational expenses not assumed by the Manager. These expenses may include, among others, the following: fees for Fund accounting and Fund administration; fees related to the purchase, sale or loan of securities such as brokers' commissions; fees of independent accountants and legal counsel; expenses of preparing and printing shareholder annual and semi-annual reports; bank transaction charges; custodian fees and expenses; federal, state or local income or other taxes; independent Trustee compensation; SEC registration fees; and costs of Trustee and shareholder meetings.

(2) The Manager has currently agreed to reduce its fees or reimburse the Funds' expenses so that a Fund will not incur expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the amount of its management fee plus 0.30% of the average daily net assets ("operating expense limit"). The Manager is contractually obligated to continue this arrangement through April 30, 2004, unless the management agreement between the Manager and the Trust is terminated prior to such date. These fee reductions or expense reimbursements can decrease a Fund's expenses and therefore increase its performance. Under certain circumstances, the Manager may recapture any amounts waived or reimbursed provided the Fund remains within its operating expense limit. The amount of the Manager's fee reduction/expense reimbursement is calculated after giving effect to expense reductions received through the Fund's participation in directed brokerage/commission recapture arrangements.

EXAMPLE

The following table is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except that the effect of the operating expense limit between the Manager and the Fund is only taken into account for the 1 year period, and the first year of the 3 year, 5 year and 10 year periods, as it will expire on April 30, 2004 unless renewed by the Manager and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND NAME                         1 YEAR     3 YEARS    5 YEARS   10 YEARS
----------------------------------------------------------------------------
Emerging Growth Equity           $    137   $  1,136   $  2,139   $  4,663
Aggressive Growth                $    127   $  1,665   $  3,124   $  6,451
Capital Appreciation             $    122   $  1,446   $  2,731   $  5,781
Equity Growth                    $    127   $    984   $  1,856   $  4,106
Diversified Mid-Cap              $    122   $  1,174   $  2,224   $  4,844
Mid Cap Value                    $    117   $    912   $  1,726   $  3,850
Capital Growth                   $    117   $    782   $  1,471   $  3,310
Blue Chip                        $    122   $  1,334   $  2,525   $  5,409
Value Equity                     $    112   $    680   $  1,275   $  2,887
Basic Value                      $    122   $  1,057   $  2,002   $  4,407
Balanced                         $    112   $    651   $  1,217   $  2,758

MORE INFORMATION ABOUT THE FUNDS

Some of the Funds are managed by Advisers which manage other mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Funds are not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and any similarly named mutual fund may differ substantially from that of the Funds.

INVESTMENT STRATEGIES

The Board may change the Funds' investment objectives without shareholder approval in accordance with applicable law.

All of the Funds, except the Balanced Fund, are considered "Equity Funds" because they invest primarily in equity securities. The return on an investment in any of these Funds will be based primarily on the risks and rewards relating to equity securities

Certain Funds have adopted a policy to invest under normal circumstances, at least 80% of their net assets (including borrowings for investment purposes) in a particular type of investment as shown in the chart below. Shareholders of these Funds will receive 60 days' notice prior to any change in such non-fundamental investment policies.

FUND                             INVESTMENT
-------------------------------------------------
Emerging Growth Equity           Equity securities
Equity Growth                    Equity securities
Value Equity                     Equity securities
Diversified Mid-Cap              Mid cap companies
Mid Cap Value                    Equity securities of mid cap companies
Blue Chip                        Equity securities of blue chip companies

The Capital Growth Fund will normally invest at least 90% of its net assets (including borrowings for investment purposes) in equity securities. Shareholders of this Fund will receive 60 days' notice prior to any change in this non-fundamental policy if such change will result in the Fund investing less than 80% of its net assets in equity securities. The Aggressive Growth Fund, Capital Appreciation Fund and Basic Value Fund will normally invest at least 65% of their assets in equity securities.

Except for the Diversified Mid-Cap Fund and Mid Cap Value Fund, all percentage limitations relating to the Funds' investment strategies are applied at the time a Fund acquires a security. Each of the Diversified Mid-Cap Fund's and Mid Cap Value Fund's percentage limitation relating to the Fund's mid cap investment strategy is based on its current market capitalization or its market capitalization at the time the Fund acquires a security.

The Balanced Fund is considered a "Balanced Fund" because its principal strategy is to invest in a mix of equity and debt securities. The Balanced Fund will normally invest at least 25% of its assets in equity securities and at least 25% in debt securities. The return on an investment in the Balanced Fund will be based on the risks and rewards relating to both equity and debt securities.

EQUITY SECURITIES

Each Fund invests in equity securities. There are various types of equity securities such as common stocks, preferred stocks, depositary receipts, rights and warrants. In addition, the Funds may treat debt instruments which are "convertible" into equity as equity securities (or as debt securities). However, it is expected that the Funds' equity investments will be primarily in common stocks.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company's profits (or losses). Common stocks also entitle the holder to share in any of the company's dividends. The value of a company's stock may fall as a result of factors which directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company has made all required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or progress.

Other types of equity securities are generally subject to many of the same risks as common stocks.

The Funds may invest in equity securities of U.S. and foreign companies. Investments in foreign securities present special risks and other considerations. These are discussed under the heading "Foreign Securities."

SMALL CAP AND UNSEASONED COMPANIES

All of the Funds, to varying degrees, may invest in small cap companies. Small cap companies typically include companies whose market capitalization is similar to the market capitalizations of companies listed in the Russell 2000(R) Index. As of December 31, 2002, the largest company in the Russell 2000 Index had a market capitalization of $2.24 billion. The Emerging Growth Equity Fund and the Aggressive Growth Fund each may invest a substantial portion, or at times all, of their assets in small cap companies. Small or unseasoned (less than 3 years of operating history) companies are more likely not to survive or accomplish their goals than larger more established companies since they are often dependent upon fewer products and may have limited financial resources. As a result, the value of their stock could decline significantly.

Small or unseasoned companies often experience a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. In addition, the securities of small or unseasoned companies may not have wide marketability. This fact could cause a Fund to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Further, there may be less publicly available information about small or unseasoned companies. As a result, when making a decision to purchase a security for a Fund, an Adviser may not be aware of some problems associated with the company issuing the security. In addition, transaction costs for these investments are often higher than those of investments in larger capitalization companies. Investments in small cap companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

MID CAP COMPANIES

All of the Funds, to varying degrees, may invest in mid cap companies. Mid cap companies typically include companies whose market capitalization is similar to the market capitalizations of companies listed in the Standard & Poor's(R) MidCap 400 Index ("S&P(R) MidCap 400") or the Russell Midcap(R) Index. As of December 31, 2002, the market capitalizations of the largest companies in the S&P MidCap 400 and Russell Midcap Index were $7.3 billion and $10.3 billion, respectively. The Diversified Mid-Cap Fund and the Mid Cap Value Fund each will invest a substantial portion, or at times all, of their assets in mid cap companies. Mid cap companies are subject to the same risks as small cap companies, although to a lesser degree.

DEBT SECURITIES

Investments in debt securities are part of the Balanced Fund's principal investment strategy. The other Funds may have a portion of their assets invested in debt securities. Convertible debt securities may be considered equity or debt securities, and, in either event, they possess many of the attributes and risks of debt securities. A prospective investor in any of the Funds should be aware that the risks associated with investing in debt securities are that an issuer of debt securities may fail to repay interest and principal in a timely manner and that the prices of debt securities will decline if interest rates rise.

Debt securities can generally be classified into two categories as follows: (1) "investment grade" debt securities and (2) "below investment grade" debt securities (also known as "junk bonds"). Investment grade debt securities are those which are rated within the four highest rating categories of a nationally recognized rating organization (or if unrated, securities of comparable quality as determined by an Adviser). A discussion of several different ratings services appears in an Appendix to the SAI. Investment grade debt securities are considered to have less risk of issuer default than below investment grade debt securities. However, investment grade debt securities will generally have a lower yield than non-investment grade debt securities. Debt securities in the fourth highest rating category are viewed as having adequate capacity for payment of interest and repayment of principal, but do have speculative characteristics and involve a higher degree of risk than that associated with investments in debt securities in the three higher rating categories.

Money market instruments are short-term high quality debt securities. They are the highest investment grade quality and therefore carry the lowest risk of issuer default. Some common types of money market instruments include U.S. Treasury bills and notes, commercial paper, banker's acceptances and negotiable certificates of deposit. All of the Funds may invest in money market instruments and other types of debt securities as a cash reserve.

Debt securities that are rated below the four highest categories (or unrated securities of comparable quality determined by an Adviser) are known as "junk bonds." Junk bonds are considered to be of poor standing and predominantly speculative. Junk bonds are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, they present considerable risk of issuer default.

Junk bonds may be subject to substantial market fluctuations. They are also subject to greater risk of loss of income and principal than investment-grade securities. There may be less of a market for junk bonds and therefore they may be harder to sell at a desirable price.

FOREIGN SECURITIES

All of the Funds may invest in foreign securities to varying degrees, as specified in the Fund Summaries. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as depositary receipts and New York Shares. Depositary receipts are generally certificates issued by a domestic or foreign bank or trust company and represent the right to receive securities of a non-U.S. issuer deposited in a domestic bank or a non-U.S. branch of a U.S. bank. Like depositary receipts, New York shares are normally listed on U.S. exchanges and represent share capital of a foreign issuer in circulation in the U.S. However, New York shares differ from depositary receipts in that they allow a non-U.S. issuer the means to have a portion of its capital outstanding in the U.S. and a portion outstanding in the issuer's home market. New York shares are issued by a U.S. transfer agent and registrar on behalf of the non-U.S. issuer.

Even with respect to U.S. issuers, such issuers may have substantial non-U.S. activities, and thus, face similar risks as foreign issuers. Conversely, certain foreign issuers may also have significant U.S. activities and may face the same risks as U.S. issuers with regard to those activities.

Foreign equity and debt securities generally have the same risk characteristics as U.S. equity and debt securities. However, they also present a number of additional risks and considerations that are not associated with U.S. investments. For example, investments in foreign securities may subject a Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of "emerging market" countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Fund from selling its investments and taking money out of the country. Foreign investments may also be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations. In addition, foreign securities may not be as liquid as U.S. securities which could result in a Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies. Investments in foreign securities may cause a Fund to lose money when converting investments from foreign currencies into U.S. dollars due to unfavorable currency exchange rates. In addition, there may be higher brokerage commissions and custodial costs incurred by investing in foreign securities.

DERIVATIVES

Each Fund may, but is not required to, use derivatives to hedge investments and potential investments, manage risks, or to manage interest or currency-sensitive assets. Derivatives are financial instruments designed to achieve a particular economic result when the price of an underlying security, index, interest rate, commodity, or other financial instrument changes. However, hedging techniques may not always be available to the Funds; and it may not always be feasible for a Fund to use hedging techniques even when they are available. Each Fund may also enter into certain derivative transactions to enhance total return. For example, each Fund may, in lieu of purchasing the underlying assets, enter into futures contracts on stock indices or options on such futures contracts. Derivatives can subject a Fund to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options, and swaps.

Forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are "marked to market" daily.

Options differ from forwards and futures in that the buyer of the option has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (depending on the type of option) the underlying security, prior to the expiration date of the option at the buyer's demand.

Caps and floors are specialized options which enable floating-rate borrowers and lenders, for a fee, to reduce their exposure to interest rate swings.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties.

Derivatives involve special risks that could result in loss. These risks include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that successful use of these strategies depend on the ability to predict pertinent market movements; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited). In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and presents even greater risk of loss when these instruments are leveraged.

TEMPORARY DEFENSIVE STRATEGIES

Each Fund may take temporary defensive positions that depart from its principal investment strategies in response to adverse market, economic, political or other conditions. During these times, a Fund may not be actively pursuing its investment goals, may not achieve its investment objective and may have up to 100% of its assets invested in preferred stocks, investment-grade debt instruments, short-term debt securities, money market instruments, or cash.

OTHER INVESTMENT RISKS

This prospectus describes the main risks an investor faces in any of the Funds. It is important to keep in mind one of the main principles of investing: the higher the risk of losing your money, the higher the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward. Risk tolerances vary among investors.

LIQUIDITY RISK

In addition to the primary risks identified in the Fund summaries, all of the Funds are subject to liquidity risk. This is the risk that a Fund will not be able to pay redemption proceeds in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

PORTFOLIO TURNOVER

Consistent with their respective investment policies, the Emerging Growth Equity Fund, the Aggressive Growth Fund, the Equity Growth Fund, the Diversified Mid-Cap Fund, the Mid Cap Value Fund and the Balanced Fund may each engage in active trading without regard to the effect on portfolio turnover. A high portfolio turnover rate (e.g., 100% or more per year) increases a Fund's transaction costs, which could adversely impact the Fund's performance.

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES

The Board is responsible for overseeing all operations of the Funds, including retaining and supervising the performance of the Manager.

INVESTMENT MANAGER

LSA Asset Management LLC, the Manager, located at 3100 Sanders Road, Suite M2A, Northbrook, Illinois, 60062, is each Fund's investment adviser. The Manager is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"). The Manager was organized in the state of Delaware in 1999 as a limited liability company, and is registered with the SEC as an investment adviser. The Trust is the only investment company currently managed by the Manager. The Manager has served as investment adviser to the Trust since 1999. Allstate Life, organized in 1957 as a stock life insurance company in the state of Illinois, has established a record of financial strength that has consistently resulted in superior ratings. A.M. Best Company assigns an A+ (Superior) to Allstate Life. Standard & Poor's Insurance Rating Services assigns an AA+ (Very Strong) financial strength rating and Moody's Investors Service, Inc. assigns an Aa2 (Excellent) financial strength rating to Allstate Life.

The Manager is entitled to receive from each Fund a management fee, payable monthly, at the annual rate as a percentage of average daily net assets of the Fund set forth in the table of fees and expenses included in the FUND SUMMARIES section. The Manager has currently agreed to reduce its fees or reimburse the Funds for expenses above certain limits. Currently, this limit is set so that a Fund will not incur expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the amount of its management fee plus 0.30% of its average daily net assets ("operating expense limit"). The Manager is contractually obligated to continue this arrangement through April 30, 2004, unless the management agreement between the Manager and the Trust is terminated prior to such date. These fee reductions or expense reimbursements can decrease a Fund's expenses and therefore increase its performance. Under certain circumstances, the Manager may recapture any amounts waived or reimbursed provided the Fund remains within its operating expense limit.

For the fiscal year ended December 31, 2002, as a result of fee waivers the Manager did not receive Management fees from any Fund.

The Manager has overall responsibility for providing investment advisory and related services to the Funds, including responsibility for selecting Advisers to carry out the day-to-day investment management of the Funds. The Manager will review and monitor the performance of each Fund for purposes of considering whether changes should be made in regard to a Fund's investment strategies as well as whether a change in the Adviser to a Fund is warranted. The Manager will also monitor the Funds for compliance purposes and will instruct, when appropriate, each of the Advisers as to its compliance duties for its respective Fund.

The Manager considers various factors in selecting the Advisers, including:

- level of knowledge and skill

- performance as compared to a peer group of other advisers or to an appropriate index

- consistency of performance

- adherence to investment style and Fund objectives

- employees, facilities and financial strength

- quality of service

- how the Adviser's investment style complements other selected Advisers' investment styles.

Two or more Advisers may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one Adviser, the Manager may change each Adviser's allocation of Fund assets from time to time, often based upon the results of the Manager's evaluations of the Advisers.

The Manager compensates the Advisers from the management fee it receives or its own resources. No additional management fees are paid by the Funds to the Advisers.

THE ADVISERS

The Advisers make the day-to-day decisions to buy and sell specific securities for a Fund. Each Adviser manages a Fund's investments according to the Fund's investment objective and strategies.

The Funds and the Manager have received an order from the SEC which permits the Manager to hire and fire Advisers or change the terms of their advisory agreements without obtaining shareholder approval. The Manager has ultimate responsibility to oversee the Advisers and their hiring, termination and replacement.

ADVISER TO THE EMERGING GROWTH EQUITY FUND

RS INVESTMENT MANAGEMENT, L.P. ("RSIM"), 388 Market Street, Suite 1700, San Francisco, California 94111, is the Adviser to the Emerging Growth Equity Fund. RSIM commenced operations in March 1981 and had $4.3 billion in assets under management as of December 31, 2002. RSIM is a wholly owned subsidiary of RS Investment Management Co. LLC, a Delaware limited liability company. James L. Callinan has managed the Emerging Growth Equity Fund since its inception in October 1999. Mr. Callinan also serves as portfolio manager of the RS Emerging Growth Fund. From 1986 until June 1996, Mr. Callinan was employed by Putnam Investments, where, beginning in June 1994, he served as portfolio manager of the Putnam OTC Emerging Growth Equity Fund.

ADVISER TO THE AGGRESSIVE GROWTH FUND AND THE MID CAP VALUE FUND

VAN KAMPEN ASSET MANAGEMENT INC., 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois, 60181-5555, is the Adviser to the Aggressive Growth Fund and the Mid Cap Value Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $68.4 billion under management or supervision as of December 31, 2002. Van Kampen Investments' more than 50 open-end, more than 30 closed-end funds and more than 2700 unit investment trusts are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly-owned subsidiary of Morgan Stanley.

The Aggressive Growth Fund is managed by the Adviser's Multi-Cap Growth team. The team is made up of established investment professionals. Current members of the team include Gary M. Lewis, a Managing Director of the Adviser, Dudley Brickhouse, an Executive Director of the Adviser, Janet Luby, an Executive Director of the Adviser, David Walker, an Executive Director of the Adviser, Matthew Hart, a Vice President of the Adviser, and Scott Miller, an Associate of the Adviser.

The Mid Cap Value Fund is managed by the Adviser's Equity Income team. The team is made up of established investment professionals. Current members of the team include James A. Gilligan, Managing Director of the Adviser, Thomas Bastian, Vice President of the Adviser, Sergio Marcheli, Vice

President of the Adviser, James O. Roeder, Vice President of the Adviser, and Vincent E. Vizachero, an Associate of the Adviser.

ADVISER TO THE CAPITAL APPRECIATION FUND

JANUS CAPITAL MANAGEMENT LLC ("JANUS"), 100 Fillmore Street, Denver, Colorado 80206-4928, is the Adviser to the Capital Appreciation Fund and is responsible for the day-to-day management of its investment portfolio. Janus, or its predecessor, began serving as an investment adviser in 1969 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus is a subsidiary of Janus Capital Group, Inc., which owns approximately 92% of the member interests of Janus. As of December 31, 2002, Janus had approximately $138 billion under management. Ed Keely, CFA, has been the Portfolio Manager of the Capital Appreciation Fund since its inception in August 2001. Mr. Keely, Vice President and Portfolio Manager, joined Janus in 1998 and manages other Janus funds and various institutional separate accounts in the aggressive growth discipline. Before joining Janus, Mr. Keely was Senior Vice President of Investments at Founders Funds, where he was also the portfolio manager of Founders Growth Fund from 1994 to 1998.

ADVISER TO THE EQUITY GROWTH FUND

MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM"), 1221 Avenue of the Americas, New York, New York 10020, is the adviser to the Equity Growth Fund. MSIM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. MSIM is a direct subsidiary of Morgan Stanley and does business in certain instances (including its role as Adviser to the Equity Growth Fund) under the name "Van Kampen." The portfolio is managed by the Adviser's Large Cap Growth Team. Current members of the team include William S. Auslander, Managing Director, and Jeffrey S. Alvino, Executive Director.

ADVISER TO THE DIVERSIFIED MID-CAP FUND

FIDELITY MANAGEMENT & RESEARCH COMPANY ("FMR"), 82 Devonshire Street, Boston, Massachusetts, 02109, is the Adviser to the Diversified Mid-Cap Fund. In addition, FMR Co., Inc. ("FMRC") serves as sub-adviser to the Fund. FMRC will be primarily responsible for choosing investments for the Fund. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2002, FMR and its affiliate, FMRC, had approximately $557.4 billion in discretionary assets under management. Robert Macdonald is the Portfolio Manager and is responsible for the day-to-day management of the Fund. Mr. Macdonald, Senior Vice President and Portfolio Manager, has been associated with FMR since 1985, and has managed the Diversified Mid-Cap Fund since its inception in August 2001.

ADVISER TO THE CAPITAL GROWTH FUND

GOLDMAN SACHS ASSET MANAGEMENT, L.P. ("GSAM"), 32 Old Slip, New York, New York 10005, serves as the Adviser to the LSA Capital Growth Fund. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division ("IMD") of Goldman, Sachs & Co. ("Goldman Sachs"), served as the Adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs' subadvisory responsibilities for the Fund. GSAM has been registered as an investment adviser since 1990 and provides a wide range of fully discretionary investment advisory services including quantitatively driven and actively managed U.S. and international equity portfolios, U.S. and global fixed income portfolios, commodity and currency products, and money market portfolios. As of December 31, 2002, GSAM, along with other units of IMD, had assets under management of approximately $329.6 billion.

The 23-person portfolio management team operates as an Investment Committee, of which all portfolio managers/research analysts are members. Investment decisions involve the entire team of investment professionals, who challenge and question new investment ideas. The portfolio management team is led by Herbert E. Ehlers, Steven M. Barry, Gregory H. Ekizian, and David G. Shell. Mr. Ehlers, Managing Director/Partner and Chief Investment Officer, joined GSAM with the acquisition of Liberty Investment Management, Inc. ("Liberty") in January 1997. Mr. Barry, Co-Chief Investment Officer and Senior Portfolio Manager, was a portfolio manager at Alliance Capital Management prior to his joining GSAM in June 1999. Messrs. Ekizian and Shell, Co-Chief Investment Officers and Senior Portfolio Managers, both joined GSAM with the acquisition of Liberty in January 1997.

ADVISER TO THE BLUE CHIP FUND AND THE BASIC VALUE FUND

A I M CAPITAL MANAGEMENT, INC., 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as the Adviser to the Blue Chip Fund and the Basic Value Fund. The Adviser has acted as an investment adviser since its organization in 1986 and together with its parent, A I M Advisers, Inc. currently advises or manages over 190 investment portfolios, encompassing a broad range of investment objectives. The Adviser uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the Blue Chip Fund's portfolio are Portfolio Manager Kirk L. Anderson and Senior Portfolio Manager Monika H. Degan. Mr. Anderson has been associated with the Adviser and/or its affiliates since 1994 and Ms. Degan has been associated with the Adviser and/or its affiliates since 1995. Ms. Degan has managed the Fund since its inception in August 2001. Mr. Anderson has managed the Fund since May 1, 2003. The individual members of the team who are primarily responsible for the day-to-day management of the Basic Value Fund's portfolio are Portfolio Managers R. Canon Coleman II, Matthew W. Seinsheimer and Michael
J. Simon, and Senior Portfolio Manager Bret W. Stanley. Mr. Coleman has been associated with the Adviser and/or its affiliates since 1999. From 1997 to 1999 he was a full-time student and from 1993 to 1997 he worked as a CPA with Deloitte and Touche. Mr. Seinsheimer has been associated with the Adviser and/or its affiliates since 1998. From 1995 to 1998, he was a portfolio manager for American Indemnity Company. Mr. Simon has been associated with the Adviser and/or its affiliates since August 2001. From 1996 to 2001, he was an equity analyst and portfolio manager with Luther King Capital Management. Mr. Stanley has been associated with the Adviser and/or its affiliates since 1998. From 1994 to 1998, he was vice president and portfolio manager with Van Kampen American Capital Asset Management, Inc. Messrs. Seinsheimer and Stanley have managed the Basic Value Fund since its inception in August 2001. Mr. Simon has managed the Fund since January 2002, and Mr. Coleman has managed the Fund since May 2003.

ADVISER TO THE VALUE EQUITY FUND

SALOMON BROTHERS ASSET MANAGEMENT INC ("SaBAM"), 399 Park Avenue, New York, New York 10022, is the Adviser to the Value Equity Fund. SaBAM is an indirect wholly owned subsidiary of Citigroup, Inc. SaBAM has been a registered investment adviser since 1988 and currently has $32.6 billion in assets under management. John B. Cunningham, a Vice President of SaBAM from 1995-1998, a Director of SaBAM from 1998-2001, and a Managing Director of SaBAM since 2001, has had primary responsibility for the day-to-day management of the Value Equity Fund since its inception in October 1999. Prior to 1995, Mr. Cunningham was an Associate in the Investment Banking Group of Salomon Brothers, Inc.

ADVISER TO THE BALANCED FUND

OPCAP ADVISORS LLC ("OPCAP"), 1345 Avenue of the Americas, 48th Floor, New York, New York 10105, is the Adviser to the Balanced Fund. OpCap is wholly-owned by Oppenheimer Capital, LLC, which is wholly-owned by Allianz Dresdner Asset Management U. S. Equities LLC, a wholly-owned subsidiary of Allianz Dresdner Asset Managemnt of America L.P. ("ADAM"). The general partner of ADAM is Allianz-PacLife Partners LLC. Allianz AG has majority ownership of, and controls, ADAM and its subsidiaries, including Oppenheimer Capital LLC and OpCap. Colin Glinsman has been the Portfolio Manager for the Balanced Fund since its inception in October 1999. Mr. Glinsman is the Chief Investment Officer and a Managing Director of OpCap and has been with OpCap since 1989.

                      (This page intentionally left blank.)

PRICING OF FUND SHARES

NET ASSET VALUE

Each Fund's per share price (also known as "net asset value" or "NAV") is determined as of the close of regular trading (normally 4:00 p.m., Eastern Time) every day that the New York Stock Exchange ("NYSE") is open for business. If the NYSE closes at any other time, or if an emergency exists, the time at which the NAV is calculated may differ. Each Fund calculates the price per share based on the values of the securities it owns. The price per share is calculated separately for each Fund by dividing the value of a Fund's assets, minus all liabilities, by the number of the Fund's outstanding shares.

A Fund's investments are valued based on market value or on fair value if no market value is readily available or if an event occurs which may materially affect the value of a security. Fair value is determined under guidelines set by the Board. All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of "amortized" cost.

Each Fund may purchase securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares; therefore, the value of the securities held by the Funds may change on days when shareholders will not be able to purchase or redeem the Funds' shares.

PURCHASING AND REDEEMING SHARES

The per share price received will be the price next determined after a Fund receives and accepts a purchase or redemption order. Payments for redemptions generally will be made no later than seven days after receipt of a redemption request, and generally on the date of receipt.

You may direct the purchase or redemption of shares of the Funds only in connection with your ownership of variable annuity contracts or variable life insurance policies offered through insurance company separate accounts. You may not place orders directly with the Funds. You should refer to the product prospectus describing your particular variable insurance contract for information on how to select specific Funds as underlying investment options for your contract and how to redeem monies from the Funds.

Orders received by the Funds are effected only on days when the NYSE is open for trading ("Business Days"). The insurance company separate accounts purchase and redeem shares of each Fund at the Fund's net asset value per share calculated as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), although purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next Business Day after the Fund receives actual notice of the redemption order, but may be paid within three Business Days after receipt of actual notice of the order (or longer as permitted by the SEC). The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. In addition, each Fund reserves the right to suspend the offering of its shares for any period of time, and reserves the right to reject any specific purchase order. The Funds do not assess any fees when they sell or redeem their shares.

EXCESSIVE TRADING

Short-term or excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing Fund expenses. Accordingly, a Fund may reject any purchase orders, particularly from market timers or investors who, in the Manager's or a Fund's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. For these purposes, the Manager or a Fund may consider an investor's trading history (including accounts under common ownership or control) in that Fund or any other Fund offered by the Trust. The Trust also reserves the right to institute, at any time in its sole discretion, a policy that would delay exchanges between or among one or more Funds on a delayed basis in accordance with the terms of such policy. The Trust will provide shareholders with written notice prior to implementation of such a policy.

TRANSFERS

The separate account issuing your variable insurance contract may transfer assets between the Funds consistent with its timely receipt of all information necessary to process transfer requests. The Funds reserve the right to limit or terminate these transfer privileges at any time.

ADDITIONAL FUND INFORMATION

TAX INFORMATION

Shares of the Funds are owned for federal tax purposes by life insurance company separate accounts established in connection with variable contracts, not by the owners of these variable contracts. Owners of variable contracts should refer to the prospectuses for these contracts for a description of the tax consequences of owning contracts and receiving distributions or other contract related payments. Each Fund intends to comply with the federal tax diversification and other federal tax requirements with which it must comply in order for variable contracts to qualify for the tax treatment described in the applicable variable contract prospectus. A Fund's failure to comply with these requirements could cause the holder of a variable contract based on a separate account that invested in whole or in part in that Fund to be subject to current taxation on all income on the contract, unless the Internal Revenue Service permits correction of the failure, which cannot be assured.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Fund intends to distribute substantially all of its income and capital gains each year. All dividend and capital gain distributions will automatically be reinvested in additional shares of the Funds.

CUSTODIAN, TRANSFER AGENT, FUND ACCOUNTANT AND ADMINISTRATOR

Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116 is the custodian, transfer agent, fund accountant and administrator.

PERFORMANCE

From time to time, the Funds may advertise total return and yield figures. Total return includes both past dividend income plus realized and unrealized capital appreciation (or depreciation). Yield is a measure of past dividend income. Total return and yield should not be used to predict the future performance of a Fund. Total returns and yields are presented net of the Funds' operating expenses. Fund performance information does not reflect any fees or charges imposed under a variable insurance contract.

CONFLICT MONITORING

The Funds do not currently foresee any disadvantages to contract owners arising from the fact that Fund shares are offered to both variable annuity and variable life insurance separate accounts. The Board monitors events to ensure that there are no material irreconcilable differences between or among contract owners. If such a conflict should arise, one or more separate accounts may be required to withdraw their investments in one or more Funds. This could possibly force such Funds to sell portfolio securities at unfavorable prices.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Trust's Annual Report, which is available upon request.

LSA VARIABLE SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               EMERGING GROWTH EQUITY FUND
                                                                ----------------------------------------------------------
                                                                 YEAR ENDED     YEAR ENDED       YEAR ENDED    PERIOD ENDED
                                                                DECEMBER 31,   DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                                    2002           2001             2000          1999(a)
                                                                ------------   ------------     ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $     8.14     $     9.89       $    17.49     $    10.00
                                                                 ----------     ----------       ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                        (0.07)         (0.09)           (0.16)+        (0.03)
  Net realized and unrealized gain (loss)                             (3.34)         (1.66)           (5.06)          7.52
                                                                 ----------     ----------       ----------     ----------
    Total from investment operations                                  (3.41)         (1.75)           (5.22)          7.49
                                                                 ----------     ----------       ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized capital gains                                         -          (0.00)(b)        (2.38)             -
                                                                 ----------     ----------       ----------     ----------
    Total distributions                                                   -          (0.00)           (2.38)             -
                                                                 ----------     ----------       ----------     ----------
NET ASSET VALUE, END OF PERIOD                                   $     4.73     $     8.14       $     9.89     $    17.49
                                                                 ==========     ==========       ==========     ==========
TOTAL RETURN                                                         (41.89)%       (17.84)%         (30.13)%        74.90%*

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                            $    4,788     $    7,424       $    8,715     $    9,119
    Net expenses to average daily net assets                           1.35%          1.35%            1.35%          1.35%**
    Net investment loss to average daily net assets                   (1.27)%        (1.07)%          (0.96)%        (1.04)%**
    Portfolio turnover rate                                             176%           137%             152%            47%
    Without the waiver/reimbursement of expenses
      by the Manager and other reductions, the ratio
      of net expenses and net investment income
      (loss) to average net assets would have been:
        Expenses                                                        4.81%          4.10%            3.29%          3.96%**
        Net investment loss                                            (4.73)%        (3.82)%          (2.90)%        (3.65)%**

(a) Fund commenced operations on October 1, 1999.
(b) Distributions from net realized cap gains were less than $0.01 per share.
*   Not annualized.
**  Annualized.
+   Calculated using average shares outstanding throughout the period.

                                                                   AGGRESSIVE GROWTH FUND
                                                              ------------------------------
                                                                YEAR ENDED      PERIOD ENDED
                                                               DECEMBER 31,     DECEMBER 31,
                                                                  2002             2001(a)
                                                               ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $       9.37     $      10.00
                                                               ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                        (0.04)           (0.03)+
  Net realized and unrealized gain (loss)                             (2.92)           (0.60)
                                                               ------------     ------------
    Total from investment operations                                  (2.96)           (0.63)
                                                               ------------     ------------
NET ASSET VALUE, END OF PERIOD                                 $       6.41     $       9.37
                                                               ============     ============
TOTAL RETURN                                                         (31.59)%          (6.30)%*

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                          $      4,197     $      2,534
    Net expenses to average daily net assets                           1.25%            1.25%**
    Net investment loss to average daily net assets                   (0.84)%          (0.84)%**
    Portfolio turnover rate                                             244%             101%
    Without the waiver/reimbursement of expenses
      by the Manager and other reductions, the ratio
      of net expenses and net investment income
      (loss) to average net assets would have been:
        Expenses                                                        7.61%           8.60%**
        Net investment loss                                           (7.20)%          (8.19)%**

(a) Fund commenced operations on August 14, 2001.
*   Not annualized.
**  Annualized.
+   Calculated using average shares outstanding throughout the period.

                                                                 CAPITAL APPRECIATION FUND
                                                               -----------------------------
                                                                YEAR ENDED      PERIOD ENDED
                                                               DECEMBER 31,     DECEMBER 31,
                                                                   2002           2001(a)
                                                               ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $       9.84     $      10.00
                                                               ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                        (0.05)           (0.02)+
  Net realized and unrealized gain (loss)                             (2.77)           (0.14)
                                                               ------------     ------------
    Total from investment operations                                  (2.82)           (0.16)
                                                               ------------     ------------
NET ASSET VALUE, END OF PERIOD                                 $       7.02     $       9.84
                                                               ============     ============
TOTAL RETURN                                                         (28.66)%          (1.60)%*

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                          $      3,224     $      3,046
    Net expenses to average daily net assets                           1.20%            1.20%**
    Net investment loss to average daily net assets                   (0.74)%          (0.66)%**
    Portfolio turnover rate                                              69%              17%
    Without the waiver/reimbursement of expenses
      by the Manager and other reductions, the ratio
      of net expenses and net investment income
      (loss) to average net assets would have been:
        Expenses                                                       6.47%            6.87%**
        Net investment loss                                           (6.01)%          (6.33)%**

(a) Fund commenced operations on August 14, 2001.
*   Not annualized.
**  Annualized.
+   Calculated using average shares outstanding throughout the period.

                                                                                     EQUITY GROWTH FUND
                                                                -----------------------------------------------------------
                                                                 YEAR ENDED     YEAR ENDED       YEAR ENDED    PERIOD ENDED
                                                                DECEMBER 31,   DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                                                    2002           2001             2000         1999(a)
                                                                ------------   ------------     ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $     8.62     $    10.20       $    12.07     $    10.00
                                                                 ----------     ----------       ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                        (0.02)         (0.04)           (0.06)+        (0.01)
  Net realized and unrealized gain (loss)                             (2.55)         (1.53)           (1.36)          2.08
                                                                 ----------     ----------       ----------     ----------
    Total from investment operations                                  (2.57)         (1.57)           (1.42)          2.07
                                                                 ----------     ----------       ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized capital gains                                         -          (0.01)           (0.45)             -
                                                                 ----------     ----------       ----------     ----------
    Total distributions                                                   -          (0.01)           (0.45)             -
                                                                 ----------     ----------       ----------     ----------
NET ASSET VALUE, END OF PERIOD                                   $     6.05     $     8.62       $    10.20     $    12.07
                                                                 ==========     ==========       ==========     ==========
TOTAL RETURN                                                         (29.81)%       (15.44)%         (11.82)%        20.70%*

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                            $    5,740     $    7,555       $    7,646     $    6,564
    Net expenses to average daily net assets                           1.25%          1.25%            1.25%          1.25%**
    Net investment loss to average daily net assets                   (0.25)%        (0.45)%          (0.50)%        (0.36)%**
    Portfolio turnover rate                                             189%           103%              87%            26%
    Without the waiver/reimbursement of expenses
      by the Manager and other reductions, the ratio
      of net expenses and net investment income
      (loss) to average net assets would have been:
        Expenses                                                       4.09%          3.90%            3.68%          4.54%**
        Net investment loss                                           (3.09)%        (3.10)%          (2.93)%        (3.65)%**

(a) Fund commenced operations on October 1, 1999.
*   Not annualized.
**  Annualized.
+   Calculated using average shares outstanding during the period.

                                                                 DIVERSIFIED MID-CAP FUND
                                                               -----------------------------
                                                                YEAR ENDED      PERIOD ENDED
                                                               DECEMBER 31,     DECEMBER 31,
                                                                   2002            2001(a)
                                                               ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $      10.04     $      10.00
                                                               ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                         0.01             0.01+
  Net realized and unrealized gain (loss)                             (1.94)            0.04
                                                               ------------     ------------
    Total from investment operations                                  (1.93)            0.05
                                                               ------------     ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                          (0.01)           (0.01)
                                                               ------------     ------------
    Total distributions                                               (0.01)           (0.01)
                                                               ------------     ------------
NET ASSET VALUE, END OF PERIOD                                 $       8.10     $      10.04
                                                               ============     ============
TOTAL RETURN                                                         (19.25)%           0.47%*

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                          $      5,537     $      3,261
    Net expenses to average daily net assets                           1.20%            1.20%**
    Net investment income to average daily net assets                  0.13%            0.14%**
    Portfolio turnover rate                                             126%              45%
    Without the waiver/reimbursement of expenses
      by the Manager and other reductions, the ratio
      of net expenses and net investment income
      (loss) to average net assets would have been:
        Expenses                                                       5.07%            7.19%**
        Net investment loss                                           (3.74)%          (5.85)%**

(a) Fund commenced operations on August 14, 2001.
*   Not annualized.
**  Annualized.
+   Calculated using average shares outstanding during the period.

                                                                    MID CAP VALUE FUND
                                                               -----------------------------
                                                                YEAR ENDED      PERIOD ENDED
                                                               DECEMBER 31,     DECEMBER 31,
                                                                   2002            2001(a)
                                                               ------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $      10.67     $      10.00
                                                               ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:

  Net investment income (loss)                                         0.02             0.04+
  Net realized and unrealized gain (loss)                             (0.82)            0.67
                                                               ------------     ------------
    Total from investment operations                                  (0.80)            0.71
                                                               ------------     ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:

  From net investment income                                          (0.02)           (0.04)
                                                               ------------     ------------
    Total distributions                                               (0.02)           (0.04)
                                                               ------------     ------------
NET ASSET VALUE, END OF PERIOD                                 $       9.85     $      10.67
                                                               ============     ============
TOTAL RETURN                                                          (7.49)%           7.07%*

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                          $     10,630     $      2,807
    Net expenses to average daily net assets                           1.15%            1.15%**
    Net investment income to average daily net assets                  0.36%            1.01%**
    Portfolio turnover rate                                              70%              33%
    Without the waiver/reimbursement of expenses
      by the Manager and other reductions, the ratio
      of net expenses and net investment income
      (loss) to average net assets would have been:
        Expenses                                                       3.78%            7.18%**
        Net investment loss                                           (2.27)%          (5.02)%**

(a) Fund commenced operations on August 14, 2001.
*   Not annualized.
**  Annualized.
+   Calculated using average shares outstanding during the period.

                                                                                    CAPITAL GROWTH FUND
                                                               -------------------------------------------------------------
                                                                 YEAR ENDED     YEAR ENDED       YEAR ENDED    PERIOD ENDED
                                                                DECEMBER 31,   DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                                                    2002           2001             2000          1999(a)
                                                               --------------  -------------   --------------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $     9.13     $    10.66       $    12.07     $    10.00
                                                                 ----------     ----------       ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                         0.00(b)       (0.00)(b)        (0.01)         (0.00)(b)
  Net realized and unrealized gain (loss)                             (2.22)         (1.53)           (1.00)          2.08
                                                                 ----------     ----------       ----------     ----------
    Total from investment operations                                  (2.22)         (1.53)           (1.01)          2.08
                                                                 ----------     ----------       ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                          (0.00)(d)          -                -              -
  From net realized capital gains                                         -          (0.00)(c)        (0.40)         (0.01)
                                                                 ----------     ----------       ----------     ----------
    Total distributions                                               (0.00)         (0.00)           (0.40)         (0.01)
                                                                 ----------     ----------       ----------     ----------
NET ASSET VALUE, END OF PERIOD                                   $     6.91     $     9.13       $    10.66     $    12.07
                                                                 ==========     ==========       ==========     ==========
TOTAL RETURN                                                         (24.37)%       (14.26)%          (8.44)%        20.80%*

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                            $    8,270     $    8,649       $    8,458     $    6,384
    Net expenses to average daily net assets                           1.15%          1.15%            1.15%          1.15%**
    Net investment income (loss) to average daily
      net assets                                                       0.07%         (0.03)%          (0.11)%        (0.05)%**
    Portfolio turnover rate                                              23%            10%              35%            13%
    Without the waiver/reimbursement of expenses
      by the Manager and other reductions, the ratio
      of net expenses and net investment income
      (loss) to average net assets would have been:
        Expenses                                                       3.14%          3.19%            3.50%          4.38%**
        Net investment loss                                           (1.92)%        (2.07)%          (2.46)%        (3.28)%**

(a) Fund commenced operations on October 1, 1999.
(b) Net investment income (loss) was less than $0.01 per share.
(c) Distributions from net realized capital gains were less than $0.01 per share.
(d) Distributions from net investment income were less than $0.01 per share.
*   Not annualized.
**  Annualized.

                                                                      BLUE CHIP FUND
                                                             ---------------------------------
                                                                YEAR ENDED      PERIOD ENDED
                                                               DECEMBER 31,     DECEMBER 31,
                                                                   2002            2001(a)
                                                             ---------------- ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $       9.62     $      10.00
                                                               ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     (0.00)(b)           (0.01)+
  Net realized and unrealized gain (loss)                             (2.52)           (0.37)
                                                               ------------     ------------
    Total from investment operations                                  (2.52)           (0.38)
                                                               ------------     ------------
NET ASSET VALUE, END OF PERIOD                                 $       7.10     $       9.62
                                                               ============     ============
TOTAL RETURN                                                         (26.20)%          (3.80)%*

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                          $      4,531     $      2,617
    Net expenses to average daily net assets                           1.20%            1.20%**
    Net investment loss to average daily net assets                   (0.06)%          (0.24)%**
    Portfolio turnover rate                                              63%              14%
    Without the waiver/reimbursement of expenses
      by the Manager and other reductions, the ratio
      of net expenses and net investment income
      (loss) to average net assets would have been:
        Expenses                                                       5.89%            7.69%**
        Net investment loss                                           (4.75)%          (6.73)%**

(a) Fund commenced operations on August 14, 2001.
(b) Net investment loss was less than $0.01 per share.
*   Not Annualized.
**  Annualized.
+   Calculated using average shares outstanding throughout the period.

                                                                                      VALUE EQUITY FUND
                                                                -------------------------------------------------------------
                                                                 YEAR ENDED      YEAR ENDED       YEAR ENDED     PERIOD ENDED
                                                                DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                                    2002           2001             2000          1999(a)
                                                                ------------    ------------     ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $    10.60     $    11.45       $    10.74     $    10.00
                                                                 ----------     ----------       ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                         0.07           0.06             0.09           0.02
  Net realized and unrealized gain (loss)                             (2.42)         (0.60)            1.56           0.74
                                                                 ----------     ----------       ----------     ----------
    Total from investment operations                                  (2.35)         (0.54)            1.65           0.76
                                                                 ----------     ----------       ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                              -          (0.06)           (0.08)         (0.02)
  From net realized capital gains                                         -          (0.25)           (0.86)             -
                                                                 ----------     ----------       ----------     ----------
    Total distributions                                                   -          (0.31)           (0.94)         (0.02)
                                                                 ----------     ----------       ----------     ----------
NET ASSET VALUE, END OF PERIOD                                   $     8.25     $    10.60       $    11.45     $    10.74
                                                                 ==========     ==========       ==========     ==========
TOTAL RETURN                                                         (22.17)%        (4.88)%          15.35%          7.56%*

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                            $   11,326     $   10,276       $    8,516     $    5,566
    Net expenses to average daily net assets                           1.10%          1.10%            1.10%          1.10%**
    Net investment income to average daily net assets                  0.89%          0.54%            0.79%          0.64%**
    Portfolio turnover rate                                              42%            44%              74%            18%
    Without the waiver/reimbursement of expenses
      by the Manager and other reductions, the ratio
      of net expenses and net investment income
      (loss) to average net assets would have been:
        Expenses                                                       2.67%          2.90%            3.69%          4.56%**
        Net investment loss                                           (0.68)%        (1.26)%          (1.80)%        (2.82)%**

(a) Fund commenced operations on October 1, 1999.
*   Not Annualized.
**  Annualized.

                                                                      BASIC VALUE FUND
                                                              -------------------------------
                                                                YEAR ENDED      PERIOD ENDED
                                                               DECEMBER 31,     DECEMBER 31,
                                                                   2002            2001(a)
                                                              --------------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $       9.63     $      10.00
                                                               ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                        (0.00)(b)         0.00(b)+
  Net realized and unrealized gain (loss)                             (2.09)           (0.37)
                                                               ------------     ------------
    Total from investment operations                                  (2.09)           (0.37)
                                                               ------------     ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                              -            (0.00)(c)
                                                               ------------     ------------
    Total distributions                                                   -            (0.00)
                                                               ------------     ------------
NET ASSET VALUE, END OF PERIOD                                 $       7.54     $       9.63
                                                               ============     ============
TOTAL RETURN                                                         (21.70)%          (3.69)%*

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                          $      7,831     $      2,842
    Net expenses to average daily net assets                           1.20%            1.20%**
    Net investment income (loss) to average daily net assets          (0.00)%           0.03%**
    Portfolio turnover rate                                              29%              11%
    Without the waiver/reimbursement of expenses
      by the Manager and other reductions, the ratio
      of net expenses and net investment income
      (loss) to average net assets would have been:
        Expenses                                                       4.48%            7.40%**
        Net investment loss                                           (3.28)%          (6.17)%**

(a) Fund commenced operations on August 14, 2001.
(b) Net investment income (loss) was less than $0.01 per share.
(c) Distributions from net investment income were less than $0.01 per share.
*   Not Annualized.
**  Annualized.
+   Calculated using average shares outstanding during the period.

                                                                                       BALANCED FUND
                                                                -----------------------------------------------------------
                                                                 YEAR ENDED     YEAR ENDED       YEAR ENDED    PERIOD ENDED
                                                                DECEMBER 31,   DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                                                    2002          2001(a)           2000          1999(b)
                                                                ------------   ------------     ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $     9.95     $    10.45       $    10.28     $    10.00
                                                                 ----------     ----------       ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                         0.14           0.20             0.31+          0.06
  Net realized and unrealized gain (loss)                             (1.96)          0.04             0.60           0.28
                                                                 ----------     ----------       ----------     ----------
    Total from investment operations                                  (1.82)          0.24             0.91           0.34
                                                                 ----------     ----------       ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                          (0.07)         (0.20)           (0.32)         (0.06)
  From net realized capital gains                                     (0.04)         (0.54)           (0.42)         (0.00)(c)
                                                                 ----------     ----------       ----------     ----------
    Total distributions                                               (0.11)         (0.74)           (0.74)         (0.06)
                                                                 ----------     ----------       ----------     ----------
NET ASSET VALUE, END OF PERIOD                                   $     8.02     $     9.95       $    10.45     $    10.28
                                                                 ==========     ==========       ==========     ==========
TOTAL RETURN                                                         (18.30)%         2.24%            8.88%          3.40%*

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                            $   14,136     $   10,640       $    7,789     $    5,248
    Net expenses to average daily net assets                           1.10%          1.10%            1.10%          1.10%**
    Net investment income to average daily net assets                  2.00%          2.01%            3.01%          2.31%**
    Portfolio turnover rate                                              90%           118%             101%            35%
    Without the waiver/reimbursement of expenses
      by the Manager and other reductions, the ratio
      of net expenses and net investment income
      (loss) to average net assets would have been:
        Expenses                                                       2.53%          2.95%            3.87%          4.60%**
        Net investment income (loss)                                   0.57%          0.17%            0.24%         (1.19)%**

(a) The fund has adopted the provisions of the AICPA Guide for Investment Companies and began amortizing market premium on fixed-income securities. The effect of this change for the year ended December 31, 2001 was a decrease of less than $0.01 in net investment income per share, an increase less than $0.01 in net realized and unrealized gains and losses per share, and a decrease in the ratio of net investment income from 2.02% to 2.01%. The periods prior to January 1, 2001 have not been restated to reflect the change in presentation.
(b) Fund commenced operations on October 1, 1999.
(c) Distributions from net realized capital gains were less than $0.01 per share.
*   Not Annualized.
**  Annualized.
+   Calculated using average share outstanding throughout the period.

STATEMENT OF ADDITIONAL INFORMATION

The SAI provides more detailed information about the Trust and the Funds and is legally considered to be a part of this prospectus. The Funds' annual and semi-annual reports provide additional information about the Funds' investments. The annual report includes a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year. Copies of the SAI, the annual and semi-annual reports, and other information may be obtained, at no cost, by contacting 1-800-865-5237.

OTHER INFORMATION

Information about the Funds, including the SAI, can also be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. For a fee, text-only copies can be obtained by writing to the Public Reference Room of the SEC, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also call (202) 942-8090. Additionally, reports and other information about the Trust and the Funds can be obtained on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

Service marks and trademarks appearing throughout this prospectus are the marks of their respective owners.

Investment Company Act file no. 811-09379

                       STATEMENT OF ADDITIONAL INFORMATION

                   JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO
                         A SERIES OF JANUS ASPEN SERIES

                               100 FILLMORE STREET
                           DENVER, COLORADO 80206-4928
                                 1-800-525-0020

     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Proxy Statement/Prospectus dated January __, 2004 for the Special Meeting of Shareholders of the LSA Capital Appreciation Fund to be held on March 26, 2004. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Janus Aspen Capital Appreciation Portfolio, 100 Fillmore Street, Denver, Colorado 80206-4928, or by calling 1-800-525-0020. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

     Further information about the Janus Aspen Capital Appreciation Portfolio is contained in and incorporated by reference to the Fund's Statement of Additional Information ("SAI") dated May 1, 2003, insofar as it relates to the Janus Aspen Capital Appreciation Portfolio. No other part of the SAI is incorporated by reference herein. The audited financial statements and related independent auditors' report for the Janus Aspen Capital Appreciation Portfolio contained in the Annual Report for the fiscal year ended December 31, 2002 are hereby incorporated herein by reference insofar as they relate to the Janus Aspen Capital Appreciation Portfolio. The unaudited financial statements for the Janus Aspen Capital Appreciation Portfolio contained in the Semi-Annual Report for the period ended June 30, 2003 are hereby incorporated herein by reference insofar as they relate to the Janus Aspen Capital Appreciation Portfolio. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein.

     Further information about the LSA Capital Appreciation Fund is contained in and incorporated by reference to the Fund's Statement of Additional Information dated May 1, 2003, insofar as it relates to the LSA Capital Appreciation Fund. The audited financial statements and related independent auditors' report for the LSA Capital Appreciation Fund contained in the Annual Report for the fiscal year ended December 31, 2002 are hereby incorporated by reference insofar as they relate to the LSA Capital Appreciation Fund. The unaudited financial statements for the LSA Capital Appreciation Fund contained in the Semi-Annual Report for the period ended June 30, 2003 is hereby incorporated herein by reference insofar as they relate to the LSA Capital Appreciation Fund.

     The date of this Statement of Additional Information is January ___, 2004.

                               JANUS ASPEN SERIES

                    Supplement Dated November 12, 2003 to the
            Currently Effective Statements of Additional Information

The "Trustees and Officers" section of the Statement of Additional Information is supplemented as follows:

                                    OFFICERS

                                                       TERM OF
                                                       OFFICE* AND
NAME, AGE AND                                          LENGTH OF
ADDRESS               POSITIONS HELD WITH PORTFOLIOS   TIME SERVED     PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Anita E. Falicia      Vice President, Treasurer and    10/02-Present   Vice President of Investment Accounting of Janus Capital.
100 Fillmore Street   Principal Accounting Officer                     Formerly, Assistant Vice President (2000-2002) of Investment
Denver, CO 80206      Chief Financial Officer          10/02-11/03     Accounting of Janus Capital or Janus Capital
Age 35                                                                 Corporation; Director (1999-2000) of Investment Accounting of
                                                                       Janus Capital Corporation; and Director(1997-1999) of Fund
                                                                       Accounting of Janus Capital Corporation.

Girard C. Miller      President and Chief Executive    11/03-Present   Executive Vice President and Chief Operating Officer of Janus
100 Fillmore Street   Officer                                          Capital Group Inc. and Janus Capital. Formerly, President and
Denver, CO 80206                                                       Chief Executive Officer of ICMA Retirement Corporation
Age 52                                                                 (1993-2003).

Loren M. Starr        Vice President and Chief         11/03-Present   Senior Vice President and Chief Financial Officer of Janus
100 Fillmore Street   Financial Officer                                Capital Group Inc. and Janus Capital; Vice President and
Denver, CO 80206                                                       Chief Financial Officer of Janus Services LLC, Janus
Age 42                President and Chief Executive                    Distributors LLC, Janus Capital International LLC and Janus
                      Officer                          09/02-11/03     Institutional Services LLC; Vice President, Treasurer,
                                                                       Chief Financial Officer and Director of Janus International
                                                                       Limited; Director of Janus Capital Trust Manager Limited,
                                                                       Janus World Principal Protected Funds, Janus International
                                                                       (Asia) Limited and Janus World Funds, and Board member of
                                                                       Janus Global Funds SPC. Formerly, Interim Director of Janus
                                                                       Capital (2002-2003); Vice President of Finance, Treasurer and
                                                                       Chief Financial Officer (2001-2002) for Janus International
                                                                       Holding, Inc.; Managing Director, Treasurer and Head of
                                                                       Corporate Finance and Reporting (1998-2001) for Putnam
                                                                       Investments; and Senior Vice President of Financial Planning
                                                                       and Analysis (1996-1998) for Lehman Brothers, Inc.

------------------------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.

                                  -  MAY 1, 2003

                                     GROWTH

                                       Capital Appreciation Portfolio

                                       Growth Portfolio

                                       Growth and Income Portfolio

                                       Mid Cap Growth Portfolio

                                         (Formerly, Aggressive Growth Portfolio)

                                     INTERNATIONAL/GLOBAL

                                       Global Life Sciences Portfolio

                                       Global Technology Portfolio

                                       International Growth Portfolio

                                       Worldwide Growth Portfolio

                                     CORE

                                       Balanced Portfolio

                                       Core Equity Portfolio

                                     VALUE

                                       Mid Cap Value Portfolio

                                     INCOME

                                       Flexible Income Portfolio

                               JANUS ASPEN SERIES
                              INSTITUTIONAL SHARES

                       Statement of Additional Information

This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Institutional Shares (the "Shares") of the Portfolios listed above, each of which is a separate series of Janus Aspen Series, a Delaware business trust (now called a Delaware statutory trust). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Shares are sold under the name of "Janus Aspen Series". Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Portfolio. In addition, a subadviser is responsible for the day-to-day operations of Mid Cap Value Portfolio. Mid Cap Growth Portfolio was formerly known as Aggressive Growth Portfolio. The name change was effective May 1, 2003.

The Shares of the Portfolios may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans. Certain Portfolios also offer one or two additional classes of shares to certain qualified plans or separate accounts of insurance companies.

This SAI is not a Prospectus and should be read in conjunction with the Portfolios' Prospectus dated May 1, 2003, which is incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor. This SAI contains additional and more detailed information about the Portfolios' operations and activities than the Prospectus. The Annual and Semiannual Reports (as they become available), which contain important financial information about the Portfolios, are incorporated by reference into this SAI and are also available, without charge, from your insurance company or plan sponsor.

                               JANUS ASPEN SERIES
                              Institutional Shares
                            Mid Cap Growth Portfolio

                         Supplement Dated August 8, 2003
           to Currently Effective Statement of Additional Information

The following replaces the information in the "Classification" section of the Statement of Additional Information:

Each Portfolio is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Capital Appreciation Portfolio and Global Technology Portfolio are classified as nondiversified. The nondiversified Portfolios will be operated in a manner consistent with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"). Growth Portfolio, Growth and Income Portfolio, Mid Cap Growth Portfolio, Global Life Sciences Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Balanced Portfolio, Core Equity Portfolio, Mid Cap Value Portfolio and Flexible Income Portfolio are classified as diversified.

The following replaces paragraph (1) in the "Investment Policies and Restrictions Applicable to All Portfolios" section of the Statement of Additional Information:

(1) With respect to 75% of its total assets, Growth Portfolio, Growth and Income Portfolio, Mid Cap Growth Portfolio, Global Life Sciences Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Balanced Portfolio, Core Equity Portfolio, Mid Cap Value Portfolio and Flexible Income Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

[JANUS LOGO]

TABLE OF CONTENTS

Classification, Investment Policies
and Restrictions, and Investment
Strategies and Risks                                                                2

Investment Adviser and Subadviser                                                  24

Custodian, Transfer Agent
and Certain Affiliations                                                           30

Portfolio Transactions and Brokerage                                               31

Trustees and Officers                                                              37

Shares of the Trust                                                                46

   NET ASSET VALUE DETERMINATION                                                   46
   PURCHASES                                                                       46
   REDEMPTIONS                                                                     47

Income Dividends, Capital Gains
Distributions and Tax Status                                                       48

Principal Shareholders                                                             49

Miscellaneous Information                                                          52
   SHARES OF THE TRUST                                                             52
   SHAREHOLDER MEETINGS                                                            52
   VOTING RIGHTS                                                                   52
   INDEPENDENT ACCOUNTANTS                                                         53
   REGISTRATION STATEMENT                                                          53

Performance Information                                                            54

Financial Statements                                                               56

Appendix A                                                                         57
   EXPLANATION OF RATING CATEGORIES                                                57

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS

CLASSIFICATION

          Each Portfolio is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Capital Appreciation Portfolio, Mid Cap Growth Portfolio and Global Technology Portfolio are classified as nondiversified. The nondiversified Portfolios will be operated in a manner consistent with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"). Growth Portfolio, Growth and Income Portfolio, Global Life Sciences Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Balanced Portfolio, Core Equity Portfolio, Mid Cap Value Portfolio and Flexible Income Portfolio are classified as diversified.

SUBADVISER

          PORTFOLIO SUBADVISED BY PERKINS. Perkins, Wolf, McDonnell and Company ("Perkins") is the subadviser for Mid Cap Value Portfolio.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

          The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Portfolios. Each of these policies applies to all of the Portfolios, except policies (1) and
          (2), which apply only to the Portfolios specifically listed in those policies.

          (1) With respect to 75% of its total assets, Growth Portfolio, Growth and Income Portfolio, Global Life Sciences Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Balanced Portfolio, Core Equity Portfolio, Mid Cap Value Portfolio and Flexible Income Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

          Each Portfolio may not:

          (2) Invest 25% or more of the value of their respective total assets in any particular industry (other than U.S. government securities). This policy does not apply to Global Life Sciences Portfolio.

          (3) Invest directly in real estate or interests in real estate; however, the Portfolios may own debt or equity securities issued by companies engaged in those businesses.

          (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolios from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

          (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of a Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

          (6) Act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.

          (7) Borrow money except that the Portfolios may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Portfolios may not issue "senior securities" in contravention of the 1940 Act.

          As a fundamental policy, each Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as such Portfolio.

          The Trustees have adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

          (a) A Portfolio will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations, except that a Portfolio may enter into futures contracts and related options for purposes other than for bona fide hedging as permitted under CTFC Rule 4.5; and (ii) enter into any futures contracts if the aggregate amount of such Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

          (b) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Equity Portfolios may engage in "naked" short sales, which involve selling a security that a Portfolio borrows and does not own. The total market value of all of a Portfolio's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

          (c) The Portfolios do not currently intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

          (d) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

          (e) The Portfolios do not currently intend to purchase any security or enter into a repurchase agreement, if as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolios' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

          (f) The Portfolios may not invest in companies for the purpose of exercising control of management.

          Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Portfolios may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

          For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

          For purposes of the Portfolios' restriction on investing in a particular industry, the Portfolios will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Portfolios may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN PORTFOLIOS

          GLOBAL LIFE SCIENCES PORTFOLIO. As a fundamental policy, Global Life Sciences Portfolio will normally invest at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

          BALANCED PORTFOLIO. As an operational policy, at least 25% of the assets of Balanced Portfolio normally will be invested in fixed-income senior securities.

          FLEXIBLE INCOME PORTFOLIO. As a fundamental policy, this Portfolio may not purchase a non-income-producing security if, after such purchase, less than 80% of the Portfolio's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

INVESTMENT STRATEGIES AND RISKS

Cash Position

          As discussed in the Prospectus, a Portfolio's cash position may temporarily increase under various circumstances. Securities that the Portfolios may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Portfolios may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").

Illiquid Investments

          Each Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Portfolios. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

          If illiquid securities exceed 15% of a Portfolio's net assets after the time of purchase the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Portfolio may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Portfolio to decline.

          Each of the Portfolios may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Portfolios may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Portfolios may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Portfolios may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Portfolio's NAV.

Securities Lending

          Under procedures adopted by the Trustees, the Portfolios may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolios may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Portfolios will not have the right to vote on securities while they are being lent, but it will generally call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus to the extent consistent with exemptive relief obtained from the SEC.

Foreign Securities

          Unless otherwise limited by its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities, because the Portfolios' performance may depend on factors other than the performance of a particular company. These factors include:

          CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Short Sales

          Each Portfolio may engage in "short sales against the box." This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Portfolio loses the opportunity to participate in the gain.

          The Equity Portfolios may also engage in "naked" short sales. In a naked short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Portfolio will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph.

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          In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Portfolio must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Portfolio's naked short sale positions will not exceed 8% of its assets.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

          Within the parameters of its specific investment policies, each Portfolio may invest up to 10% (without limit for Flexible Income Portfolio) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

          Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause that Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for that Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

          Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

          The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as

                                        7
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          the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

          Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

          Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

          Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

          Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse

                                        8
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          against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

          The Portfolios also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, the Portfolios may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Portfolios' prospectuses may apply.

Investment Company Securities

          From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Portfolios may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

          Investment companies may include index-based investments such as exchange traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Depositary Receipts

          The Portfolios may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

          Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend

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          on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios' prospectus.

Municipal Obligations

          The Portfolios may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia.

          The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

          Other types of income producing securities that the Portfolios may purchase include, but are not limited to, the following types of securities:

          VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Portfolio could be adversely affected by the use of variable or floating rate obligations.

          STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by that Portfolio at a specified price.

          TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

          INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Portfolio will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a fund could lose money or its NAV could decline by the use of inverse floaters.

          STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

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          The Portfolios will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their holdings.

Repurchase and Reverse Repurchase Agreements

          In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

          A Portfolio may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolios will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Portfolio, although the Portfolio's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Bonds

          Flexible Income Portfolio may invest without limit in bonds that are rated below investment grade (e.g., bonds rated BB+ or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Within the parameters of its specific investment policies, no other Portfolio intends to invest 35% or more of its net assets in such bonds, except Mid Cap Growth Portfolio, Mid Cap Value Portfolio and Core Equity Portfolio will, under normal circumstances, limit their investments in such bonds to 20% of its net assets. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

          Any Portfolio may also invest in unrated debt bonds of foreign and domestic issuers. For the Portfolios subject to such limit, unrated bands will be included in each Portfolio's limit on investments in bonds rated below investment grade unless its portfolio manager deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not

                                       11
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          have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Portfolio's manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

          Please refer to the "Explanation of Ratings Categories" section of this Statement of Additional Information for a description of bond rating categories.

Defaulted Securities

          A Portfolio will invest in defaulted securities only when its portfolio manager believes, based upon his or her analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Portfolios subject to such limit, defaulted securities will be included in each Portfolio's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

          FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

          DISPOSITION OF PORTFOLIO SECURITIES. Although these Portfolios generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolios will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolios' ability to readily dispose of securities to meet redemptions.

          OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolios.

Futures, Options and Other Derivative Instruments

          FUTURES CONTRACTS. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

          The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is

                                       12
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          traded, and may be maintained in cash or certain other liquid assets by the Portfolios' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Portfolios do business and by depositing margin payments in a segregated account with the Portfolios' custodian.

          The Portfolios intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Portfolios will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Portfolios hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the Portfolios intend to comply with the requirements of CFTC Rule 4.5. Rule 4.5 currently provides that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The CFTC recently proposed amendments to Rule 4.5 that also would permit the Portfolios to use futures and related options for non-hedging purposes provided that the notional value of such positions does not exceed the liquidation value of a portfolio. For purposes of this test, "notional value" is calculated for futures by multiplying for each such position the size of the contract, in contract units, by the current market price per unit and for options by multiplying for each such position the size of the contract, in contract units, by the strike price per unit. The CFTC has indicated that the Portfolios may currently rely on this alternative test, pending adoption of the final amendments to Rule 4.5.

          Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Portfolio's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

          A Portfolio's primary purpose in entering into futures contracts is to protect that Portfolio from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company's stock. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the

                                       13
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          difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company's stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

          If a Portfolio owns bonds and the portfolio manager expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Portfolio's interest rate futures contract will increase, thereby keeping the net asset value of that Portfolio from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

          The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

          Futures contracts entail risks. Although the Portfolios believe that use of such contracts will benefit the Portfolios, a Portfolio's overall performance could be worse than if such Portfolio had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

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          The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio's investments.

          Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio's other investments.

          Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

          OPTIONS ON FUTURES CONTRACTS. The Portfolios may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full

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          amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

          The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

          FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

          The following discussion summarizes the Portfolios' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Portfolio may, alternatively, enter into a

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          forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

          These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio's currency exposure from one foreign currency to another removes that Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

          The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

          While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolios' ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

          OPTIONS ON FOREIGN CURRENCIES. The Portfolios may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

          Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

          The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolios' custodian.

          The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

          OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly.

          A put option written by a Portfolio is "covered" if that Portfolio (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Portfolios' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

          A call option written by a Portfolio is "covered" if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolios' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian.

          The Portfolios also may write call options that are not covered for cross-hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

          The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

          The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

          A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

          An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Portfolio may not be able to effect closing transactions in particular options and the Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

          The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

          A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

          A Portfolio may write straddles (combinations of put and call options of the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the Portfolio has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

          EURODOLLAR INSTRUMENTS. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

          SWAPS AND SWAP-RELATED PRODUCTS. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. If a Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

          The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

          There is no limit on the amount of interest rate swap transactions that may be entered into by a Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

          ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

          In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER AND SUBADVISER

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

          As stated in the Prospectus, each Portfolio has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

          Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios' investments, provide office space for the Portfolios, and pay the salaries, fees and expenses of all Portfolio officers and of those Trustees who are interested persons of Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Portfolios or other Janus Funds or which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolios. As discussed below, Janus Capital has delegated certain of these duties for Mid Cap Value Portfolio to Perkins, Wolf, McDonnell and Company ("Perkins"), pursuant to a subadvisory agreement between Janus Capital and Perkins.

          The Portfolios pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Portfolio Trustees who are not interested persons of Janus Capital and other costs of complying with applicable laws regulating the sale of Portfolio shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting and recordkeeping, for which the Portfolios may reimburse Janus Capital for its costs.

          Capital Appreciation Portfolio, Growth Portfolio, Growth and Income Portfolio, Mid Cap Growth Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Balanced Portfolio and Core Equity Portfolio have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of each Portfolio.

          Mid Cap Value Portfolio has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of the Portfolio, reduced by the subadvisory fee paid by the Portfolio directly to the Portfolio's subadviser, Perkins.

          Janus Capital has agreed to reimburse Global Life Sciences Portfolio, Global Technology Portfolio, Core Equity Portfolio and Mid Cap Value Portfolio by the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.25% of the average daily net assets of the Portfolio until at least the next annual renewal of the advisory agreements. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the above expense limitation.

          Flexible Income Portfolio has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the first $300 million of the average daily net assets of the Portfolio, plus 0.55% of the average daily net assets of the Portfolio in excess of $300 million. Janus

          Capital has agreed by contract to waive the advisory fee payable by Flexible Income Portfolio in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1% of the average daily net assets for a fiscal year. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the above expense limitation. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements.

          The following table summarizes the advisory fees paid by the Portfolios and any advisory fee waivers for the last three fiscal periods indicated. The information below is for fiscal periods ended December 31. This information is not available for Mid Cap Value Portfolio because this Portfolio did not commence investment operations until after December 31, 2002. The information presented in the table below reflects the management fees in effect during each of the periods shown.

                                                    2002                      2001                         2000
                                           -----------------------   -----------------------   -----------------------------
PORTFOLIO NAME                             ADVISORY FEES   WAIVERS   ADVISORY FEES   WAIVERS   ADVISORY FEES(1)    WAIVERS
----------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio             $   6,976,455   $     0   $   8,901,772   $     0   $      8,477,539    $     0
Growth Portfolio                           $  14,212,999   $     0   $  19,964,950   $     0   $     24,948,688    $     0
Growth and Income Portfolio                $     979,154   $     0   $   1,163,163   $     0   $        935,796    $     0
Mid Cap Growth Portfolio(2)                $  11,433,255   $     0   $  17,257,955   $     0   $     29,581,977    $     0
Global Life Sciences Portfolio             $     252,900   $     0   $     290,630   $     0   $        133,995(3) $     0
Global Technology Portfolio                $   1,307,127   $     0   $   2,057,015   $     0   $      2,010,693(3) $     0
International Growth Portfolio             $   8,000,159   $     0   $   9,648,235   $     0   $      9,772,975    $     0
Worldwide Growth Portfolio                 $  31,798,351   $     0   $  42,291,852   $     0   $     54,995,300    $     0
Balanced Portfolio                         $  23,172,195   $     0   $  22,559,338   $     0   $     20,105,983    $     0
Core Equity Portfolio                      $      81,652   $77,139   $      94,870   $     0   $        118,672    $70,742
Flexible Income Portfolio                  $   2,904,209   $     0   $   2,041,819   $     0   $      1,344,877    $     0

(1) The management fee paid by Growth, Mid Cap Growth, Capital Appreciation, Core Equity, Balanced, Growth and Income, International Growth and Worldwide Growth Portfolios was reduced to 0.65% of the average daily net assets of each Portfolio.
(2)  Formerly, Aggressive Growth Portfolio.
(3)  January 18, 2000 (inception) to December 31, 2000.

          Each Portfolio's Advisory Agreement is dated April 3, 2002, and will continue in effect until July 1, 2003, except the Mid Cap Value Portfolio's Advisory Agreement which is dated December 10, 2002 and will continue in effect until July 1, 2004, and thereafter from year to year so long as such continuance is approved annually by a majority of the Portfolios' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Portfolio or the Trustees of the Portfolios. Each Advisory Agreement (i) may be terminated without the payment of any penalty by any Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Portfolio.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

          In continuing the Portfolios' Advisory Agreements, the Trustees requested and considered a wide range of information provided by Janus Capital, certain of its affiliates and Morningstar Inc. The Independent Trustees also received the advice of independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. Among other things, the Trustees considered information about:

          - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Portfolios), resources and investment process;

          -  the terms of each Advisory Agreement;

          - the scope and quality of the services that Janus Capital provides to the Portfolios;

          - the historical investment performance of each Portfolio (if applicable) and that of comparable funds managed by other advisers over various periods;

          - the advisory fee rates payable to Janus Capital by the Portfolios and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

          - the total expense ratio of each Portfolio and of comparable funds managed by other advisers;

          - compensation payable by the Portfolios to affiliates of Janus Capital for other services;

          - the profitability to Janus Capital and its affiliates of their relationships with the Portfolios; and

          - Janus Capital's use of the Portfolios' brokerage transactions to obtain research benefiting the Portfolios or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Portfolios.

SUBADVISER

PERKINS, WOLF, MCDONNELL AND COMPANY

          Janus Capital has entered into a subadvisory agreement ("Subadvisory Agreement") on behalf of Mid Cap Value Portfolio with Perkins, Wolf, McDonnell and Company ("Perkins"), 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois, 60604. Perkins (i) manages the investment operations of Mid Cap Value Portfolio; (ii) keeps Janus fully informed as the valuation of assets of the Portfolio, investment decisions and conditions; (iii) maintains all books and records required under federal securities law; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational and investment data and reports.

          Perkins has been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital has agreed to take a 30% ownership stake in Perkins' investment advisory business subject to certain conditions. In connection with this transaction, Perkins has formed Perkins, Wolf, McDonnell and Company, LLC, a Delaware limited liability company ("Perkins LLC"). Perkins will contribute substantially all of the assets related to its investment advisory business to Perkins LLC immediately prior to the acquisition. The officers, directors and investment personnel of Perkins LLC will not change as a result of the acquisition except that Janus Capital will have the right to elect one of three members of the board of managers of Perkins LLC. This transaction is expected to be completed during May 2003.

          Under the Subadvisory Agreement between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Subadvisory Agreement provides that

          Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement and except to the extent otherwise provided by law.

          Under the Subadvisory Agreement, Mid Cap Value Portfolio pays Perkins a fee equal to 50% of the advisory fee Janus Capital receives from the Portfolio (calculated after any fee waivers and expense reimbursements).

          The Subadvisory Agreement will continue in effect until July 1, 2004, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Portfolio and in either case by vote of a majority of the Independent Trustees of the Portfolio. The Subadvisory Agreement is subject to termination by the Portfolio or Perkins on 60 days' written notice, or material breach of Janus Capital or Perkins' duties if that breach is not cured within a 20-day period after notice of breach, or if Perkins is unable to discharge its duties and obligations, and terminates automatically in the event of its assignment or termination of the Investment Advisory Agreement.

          The post-acquisition Subadvisory Agreement with Perkins LLC is substantially the same as the Subadvisory Agreement with Perkins except that Perkins LLC may not terminate the Agreement without cause prior to May 2005 and then only upon three years' notice. In addition, Janus Capital or the Trust may terminate the Agreement without cause upon sixty days' written notice. All other termination provisions described above apply.

          In connection with Janus Capital's acquisition of an ownership interest in Perkins LLC, Janus Capital and Perkins LLC entered into a Relationship Agreement, which sets forth a framework of mutual cooperation between the parties with respect to the development, marketing and servicing of products. Among other things, Janus Capital agrees that it will not terminate, or recommend to the trustees that they terminate, the Subadvisory Agreement with Perkins LLC. Among other things, Perkins LLC agrees to provide Janus Capital with exclusive rights to certain value investment products and limit its ability to terminate without cause. Accordingly, both Janus Capital and Perkins LLC have financial incentives to maintain the relationship between the parties.

APPROVAL OF SUBADVISORY AGREEMENT

          Mid Cap Value Portfolio's Subadvisory Agreements with Perkins and Perkins LLC were unanimously approved by the vote of the Trustees cast in person at a meeting held December 10, 2002. In preparation for their meeting, the Trustees requested and reviewed a wide variety of materials, including:

          - information regarding Perkins and its personnel and investment process;

          -  the terms of the Subadvisory Agreement;

          -  the scope and quality of services to be provided by Perkins;

          - the historical performance of accounts managed by Perkins and that of comparable funds managed by other advisers over various periods;

          - the rate of fees paid to Perkins by Janus Capital and by other client accounts managed by Perkins;

          - the procedures followed by Perkins with respect to portfolio's brokerage and trade allocations; and

          - information regarding Janus Capital's acquisition of an ownership stake in Perkins LLC.

          In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Subadvisory Agreements and concluded that the compensation under the Subadvisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND PERKINS

          Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Portfolios, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

          With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the portfolio manager believes the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio manager intends to build a long-term position in the company and purchases securities in both the initial offering and in the immediate aftermarket, then all participating portfolio managers' clients will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating manager's accounts in the IPO Group corresponding to the IPO Classification, subject to a de minimis standard. In situations where a portfolio manager wants to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

          Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

          Perkins, the subadviser for Mid Cap Value Portfolio, may buy and sell securities, or engage in other investments, on behalf of multiple clients, including the Mid Cap Value Portfolio. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.

          Pursuant to an exemptive order granted by the SEC, the Portfolios and other portfolios advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating portfolios on a pro rata basis.

          Each account managed by Janus Capital or Perkins has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

          Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Rules are designed to ensure that its personnel (i) at all times place first the interests of the Funds; (ii) conduct all personal trading consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (iii) not use any material non public information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC Web site at www.sec.gov.

          Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolios. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Portfolios for their personal accounts except under the limited circumstances specified in the Code of Ethics. All investment personnel, inside Directors/Trustees of Janus Capital, Janus Distributors and the Portfolios and certain other designated employees deemed to have access to current trading information are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Portfolios.

          In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

          The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital and Janus Distributors. Perkins is not subject to Janus Capital's Code of Ethics, but has adopted its own Code of Ethics, which Perkins has certified complies with Rule 17j-1 under the 1940 Act.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS

          State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Portfolios. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940
          Act) of the Portfolios' securities and cash held outside the United States. The Portfolios' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Portfolios' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.

          Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolios' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Portfolios. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

          The Portfolios pay DST Systems, Inc. ("DST"), a subsidiary of JCGI, license fees at the annual rate of $3.06 per shareholder account for the equity portfolios and $3.98 per shareholder account for Flexible Income Portfolio for the use of DST's shareholder accounting system.

          The Trustees have authorized the Portfolios to use an affiliate of DST as introducing broker for certain Portfolio transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Portfolio expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay any Portfolio under its waiver agreement, and such Portfolio receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."

          Janus Distributors LLC ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolios. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

PORTFOLIO TRANSACTIONS AND BROKERAGE

          Janus Capital places all portfolio transactions of the Portfolios. With respect to Mid Cap Value Portfolio, subadvised by Perkins, Janus Capital places all portfolio transactions based on the subadviser's direction.

          Janus Capital and Perkins have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital and Perkins may be permitted to pay higher commissions for research services as described below. The Portfolios may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

          Janus Capital and Perkins consider a number of factors in seeking best execution, in selecting brokers and dealers and in negotiating commissions. Those factors include, but are not limited to: Janus Capital's and Perkins' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Portfolio or to a third party service provider to the Portfolio to pay Portfolio expenses; the value of the research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital and Perkins may place portfolio transactions with a broker or dealer with whom they have negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital or Perkins determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital and Perkins in carrying out their responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's and the subadviser's own research efforts. Most brokers and dealers used by Janus Capital and Perkins provide research and other services described above. Much of the research provided to Janus Capital and Perkins by broker-dealers would otherwise be available to Janus Capital and Perkins for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital and Perkins by or through broker-dealers. For example, Janus Capital and Perkins have arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial market, economic and fundamental data. Because Janus Capital and

          Perkins receive research from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions.

          For the year ended December 31, 2002, the total brokerage commissions paid by the Portfolios to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Portfolios are summarized below. This information is not available for Mid Cap Value Portfolio because this Portfolio had not commenced operations as of December 31, 2002.

PORTFOLIO NAME                                              COMMISSIONS      TRANSACTIONS
-------------------------------------------------------------------------------------------
Capital Appreciation Portfolio                              $ 1,064,750    $    992,197,607
Growth Portfolio                                            $ 1,852,278    $  1,399,246,842
Growth and Income Portfolio                                 $   133,077    $    101,026,424
Mid Cap Growth Portfolio(1)                                 $ 2,310,392    $  1,465,672,889
Global Life Sciences Portfolio                              $    89,425    $     66,888,393
Global Technology Portfolio                                 $   291,788    $    122,796,373
International Growth Portfolio                              $   470,529    $    280,933,450
Worldwide Growth Portfolio                                  $ 3,979,057    $  2,886,357,336
Balanced Portfolio                                          $ 3,169,008    $  2,340,024,965
Core Equity Portfolio                                       $    25,084    $     17,847,393
Flexible Income Portfolio                                   $     4,064    $      2,138,750

(1) Formerly, Aggressive Growth Portfolio.
Note: Portfolios that are not included in the table did not pay any commissions related to research for the stated period.

          If Janus Capital or Perkins determine that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital or Perkins may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital or Perkins determines will assist it in the investment decision-making or trading process may be paid for in brokerage commission dollars. Janus Capital and Perkins receive a benefit from research they receive from brokers; for this reason, Janus Capital and Perkins have an incentive to place trades with brokers who provide research products or services.

          Janus Capital and Perkins do not guarantee any brokers the placement of a pre-determined amount of securities transactions in return for the research or brokerage services they provide. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Janus Capital and Perkins may use research products and services in servicing other accounts in addition to the Portfolios. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including Mid Cap Value Portfolio.

          Janus Capital and Perkins may also use step-out transactions in order to receive research products and services. In a step-out transaction, Janus Capital or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer that provides such products and/or services. Given Janus Capital's and Perkins's receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believes that doing so would help achieve best execution.

          Janus Capital may consider sales of Portfolio Shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Portfolio Shares as a factor in the selection of broker-dealers to execute Portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Portfolio (i) to the Portfolio or (ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. In placing Portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

          When the Portfolios purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital or Perkins better prices and executions will be achieved through the use of a broker.

          The Portfolios' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than the net costs that would be incurred through other brokerage firms that provide comparable best execution.

          The following table lists the total amount of brokerage commissions paid by each Portfolio for the fiscal periods ending on December 31st of each year. This information is not available for Mid Cap Value Portfolio because this Portfolio had not commenced operations as of December 31, 2002.

PORTFOLIO NAME                                            2002             2001            2000
-----------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio                       $    1,146,574   $    1,879,337   $      730,533
Growth Portfolio                                     $    2,228,365   $    3,206,915   $    3,423,084
Growth and Income Portfolio                          $      162,261   $      216,649   $      131,011
Mid Cap Growth Portfolio(1)                          $    2,820,248   $    4,314,792   $    2,582,189
Global Life Sciences Portfolio                       $      122,348   $       72,825   $       60,730(2)
Global Technology Portfolio                          $      487,690   $      478,746   $      499,126(2)
International Growth Portfolio                       $    3,067,895   $    3,133,111   $    3,344,307
Worldwide Growth Portfolio                           $   10,396,500   $   12,988,041   $   13,476,203
Balanced Portfolio                                   $    3,963,476   $    3,841,938   $    2,213,641
Core Equity Portfolio                                $       30,177   $       35,898   $       22,893
Flexible Income Portfolio                            $        7,736   $            0   $        1,311

(1)Formerly, Aggressive Growth Portfolio.
(2)January 18, 2000 (inception) to December 31, 2000.

          Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce each Portfolio's out-of-pocket expenses as follows:

                                                     COMMISSION PAID
                                                  THROUGH DSTS FOR THE
                                                      PERIOD ENDED        REDUCTION OF      % OF TOTAL       % OF TOTAL
PORTFOLIO NAME                                     DECEMBER 31, 2002*      EXPENSES*        COMMISSIONS     TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                      $     48,016        $     36,021           2.15%           0.85%
Growth and Income Portfolio                           $      1,708        $      1,281           1.05%           1.18%
Mid Cap Growth Portfolio**                            $     98,357        $     73,786           3.49%           1.52%
Global Life Sciences Portfolio                        $         35        $         26           0.03%           0.04%
Global Technology Portfolio                           $        502        $        376           0.10%           0.21%
Worldwide Growth Portfolio                            $     32,922        $     24,698           0.32%           0.47%
Balanced Portfolio                                    $     56,153        $     42,125           1.42%           1.60%
Core Equity Portfolio                                 $        103        $         77           0.34%           0.30%

                                                    COMMISSION PAID
                                                  THROUGH DSTS FOR THE
                                                      PERIOD ENDED        REDUCTION OF      % OF TOTAL       % OF TOTAL
PORTFOLIO NAME                                     DECEMBER 31, 2001*      EXPENSES*        COMMISSIONS     TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                      $     25,075        $     18,811           0.78%           0.82%
Growth and Income Portfolio                           $        763        $        572           0.35%           0.25%
Mid Cap Growth Portfolio**                            $     26,449        $     19,842           0.61%           0.53%
Global Life Sciences Portfolio                        $        128        $         96           0.18%           0.06%
Worldwide Growth Portfolio                            $     15,224        $     11,421           0.12%           0.14%
Balanced Portfolio                                    $     24,610        $     18,462           0.64%           0.60%
Core Equity Portfolio                                 $         95        $         71           0.26%           0.30%

 * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
** Formerly, Aggressive Growth Portfolio.
Note: Portfolios that did not execute trades with DSTS during the stated periods are not included in the table.

                                                   COMMISSION PAID
                                                 THROUGH DSTS FOR THE
                                                     PERIOD ENDED         REDUCTION OF
PORTFOLIO NAME                                    DECEMBER 31, 2000*       EXPENSES*
--------------------------------------------------------------------------------------
Growth and Income Portfolio                          $        305         $        229
International Growth Portfolio                       $      1,241         $        931
Worldwide Growth Portfolio                           $     16,745         $     12,559
Core Equity Portfolio                                $         37         $         28

 * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
Note: Portfolios that did not execute trades with DSTS during the periods indicated are not included in the table.

          The Portfolios may also place trades with E*Trade Securities LLC ("E*Trade"), a registered broker-dealer and a wholly-owned subsidiary of E*Trade Group, Inc. Until July 17, 2002, Janus Capital owned, in the aggregate, more than 5% of the outstanding securities of E*Trade Group in various accounts, including the Portfolios. By virtue of such ownership, E*Trade Group was considered an affiliate of Janus Capital for 1940 Act purposes during the period that Janus Capital owned more than 5% of the outstanding securities of E*Trade Group. Because it is a wholly-owned subsidiary of E*Trade Group, an affiliate of the Portfolios, E*Trade was considered an affiliated broker of the Portfolios. The table below sets forth the aggregate dollar amount of brokerage commissions paid by each Portfolio to E*Trade for the fiscal years ended December 31, 2001, and December 31, 2002. The Portfolios did not execute any transactions through E*Trade during their fiscal year ended December 31, 2000. Portfolios not listed below did not pay any commissions to E*Trade during the relevant period.

                                                        AGGREGATE COMMISSIONS
                                                           PAID TO E*TRADE
PORTFOLIO NAME                                           2002           2001
--------------------------------------------------------------------------------
Growth Portfolio                                     $         --   $        618
Global Technology Portfolio                          $         --   $        205
International Growth Portfolio                       $      6,303   $      2,157
Worldwide Growth Portfolio                           $     12,430   $      8,814

          For the most recent fiscal period January 1, 2002 through July 17, 2002, the table below shows the percentage of each Portfolio's aggregate brokerage commissions paid to E*Trade and the percentage of each Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through E*Trade. Portfolios not listed below did not pay any commissions to E*Trade during the relevant period.

                                        PERCENTAGE OF AGGREGATE    PERCENTAGE OF AGGREGATE
                                          COMMISSIONS PAID TO       TRANSACTIONS EFFECTED
PORTFOLIO NAME                                  E*TRADE                THROUGH E*TRADE
------------------------------------------------------------------------------------------
International Growth Portfolio                   0.32%                      1.10%
Worldwide Growth Portfolio                       0.19%                      0.56%

          As of December 31, 2002, certain Portfolios owned securities of their regular broker-dealers (or parents), as shown below:

                                                            NAME OF                                         VALUE OF
PORTFOLIO NAME                                           BROKER-DEALER                                  SECURITIES OWNED
------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio                 ABN Amro Bank N.V.                                        $  33,500,000
                                               Bank of America Corp.                                     $  60,131,786
                                               Goldman Sachs Group, Inc.                                 $  33,950,234
Growth Portfolio                               ABN Amro Bank N.V.                                        $  13,800,000
Growth and Income Portfolio                    ABN Amro Bank N.V.                                        $     200,000
                                               Bank of America Corp.                                     $   1,756,295
                                               Citigroup, Inc.                                           $   4,976,394
                                               Goldman Sachs Group, Inc.                                 $   1,287,430
                                               J.P. Morgan Chase & Co.                                   $     536,160
Mid Cap Growth Portfolio                       Citigroup, Inc.                                           $  71,997,700
                                               Lehman Brothers Holdings, Inc.                            $  16,685,632
Global Technology Portfolio                    ABN Amro Bank N.V.                                        $   7,600,000
International Growth Portfolio                 ABN Amro Bank N.V.                                        $  39,700,000
                                               Citigroup, Inc.                                           $  20,999,329
                                               UBS A.G.                                                  $  16,631,088
Worldwide Growth Portfolio                     Citigroup, Inc.                                           $ 190,280,662
                                               Credit Suisse First Boston Corp.                          $   9,004,470
                                               Goldman Sachs Group, Inc.                                 $   9,782,565
                                               Prudential Funding Corp.                                  $  99,996,694
                                               UBS A.G.                                                  $  47,740,582
Balanced Portfolio                             ABN Amro Bank N.V.                                        $  90,000,000
                                               Bank of America Corp.                                     $  23,652,756
                                               Citigroup, Inc.                                           $ 165,336,415
                                               Goldman Sachs Group, Inc.                                 $  14,398,724
                                               Salomon Smith Barney Holdings, Inc.                       $   7,198,049
Core Equity Portfolio                          ABN Amro Bank N.V.                                        $     500,000
                                               Bank of America Corp.                                     $     120,704
                                               Citigroup, Inc.                                           $     277,508
                                               Goldman Sachs Group, Inc.                                 $      88,871
Flexible Income Portfolio                      ABN Amro Bank N.V.                                        $  14,000,000
                                               Goldman Sachs Group, Inc.                                 $   1,814,317
                                               Lehman Brothers Holdings, Inc.                            $     971,213

TRUSTEES AND OFFICERS

          The following are the Trustees, Advisory Board and officers of the Trust, together with a brief description of their principal occupations during the last five years.

          Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus
          Capital: Janus Investment Fund and Janus Adviser Series. Collectively, these three registered investment companies consist of 60 series or funds.

          The Trustees established an Advisory Board to provide the Trustees with advice regarding certain Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for a term of two years, through May, 2005.

          The Portfolios' officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series.

                                    TRUSTEES

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS IN
                                                                                                 FUND COMPLEX
NAME, AGE AND           POSITIONS HELD    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST   OVERSEEN BY     OTHER DIRECTORSHIPS
ADDRESS                 WITH PORTFOLIOS   TIME SERVED    FIVE YEARS                              TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

Thomas H. Bailey*        Chairman and     5/93-Present   Formerly, President (1978-2002)         60              N/A
100 Fillmore Street      Trustee                         and Chief Executive Officer
Denver, CO 80206                                         (1994-2002) of Janus Capital or
Age 65                                                   Janus Capital Corporation;
                                                         President and Director
                                                         (1994-2002) of the Janus
                                                         Foundation; Chairman and
                                                         Director (1978-2002) of Janus
                                                         Capital Corporation; and
                                                         Director (1997-2001) of Janus
                                                         Distributors, Inc.

INDEPENDENT TRUSTEES

William F. McCalpin      Trustee          6/02-Present   Executive Vice President and            60              Founding Director
100 Fillmore Street                                      Chief Operating Officer of The                          and Board Chair,
Denver, CO 80206                                         Rockefeller Brothers Fund (a                            Solar Development
Age 46                                                   private family foundation).                             Foundation; Trustee
                                                         Formerly, Director of                                   and Vice President,
                                                         Investments (1991-1998) of The                          Asian Cultural
                                                         John D. and Catherine T.                                Council.
                                                         MacArthur Foundation (a private
                                                         family foundation).

* The Portfolios are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

                                    TRUSTEES

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS IN
                                                                                                FUND COMPLEX
NAME, AGE AND         POSITIONS HELD    LENGTH OF       PRINCIPAL OCCUPATIONS DURING THE PAST   OVERSEEN BY      OTHER DIRECTORSHIPS
ADDRESS               WITH PORTFOLIOS   TIME SERVED     FIVE YEARS                              TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
(CONTD.)

John W. McCarter, Jr. Trustee           6/02-Present    President and Chief Executive           60               Chairman of the
100 Fillmore Street                                     Officer of The Field Museum of                           Board, Divergence
Denver, CO 80206                                        Natural History. Formerly,                               LLC; Director of
Age 65                                                  Senior Vice President                                    A.M. Castle & Co.,
                                                        (1987-1997) of Booz-Allen &                              Harris Insight
                                                        Hamilton, Inc. (a management                             Funds, W.W.
                                                        consulting firm).                                        Grainger, Inc.;
                                                                                                                 Trustee of WTTW
                                                                                                                 (Chicago public
                                                                                                                 television
                                                                                                                 station),
                                                                                                                 the University of
                                                                                                                 Chicago and Chicago
                                                                                                                 Public Education
                                                                                                                 Fund.

Dennis B. Mullen      Trustee           9/93-Present    Private Investor. Formerly              60               Board and Audit
100 Fillmore Street                                     (1997-1998) Chief Financial                              Committee member,
Denver, CO 80206                                        Officer - Boston Market Concepts,                        Red Robin Gourmet
Age 59                                                  Boston Chicken, Inc., Golden, CO                         Burgers, Inc.
                                                        (a restaurant chain).

James T. Rothe        Trustee           1/97-Present    Professor of Business,                  60               Director of
100 Fillmore Street                                     University of Colorado, Colorado                         Optika, Inc. and
Denver, CO 80206                                        Springs, CO. Formerly,                                   NeoCore Corp.
Age 59                                                  Distinguished Visiting Professor
                                                        of Business (2001-2002),
                                                        Thunderbird (American Graduate
                                                        School of International
                                                        Management), Phoenix, AZ; and
                                                        Principal (1988-1999) of
                                                        Phillips-Smith Retail Group,
                                                        Colorado Springs, CO (a venture
                                                        capital firm).

William D. Stewart    Trustee           9/93-Present    Corporate Vice President and            60               N/A
100 Fillmore Street                                     General Manager of MKS
Denver, CO 80206                                        Instruments - HPS Products,
Age 58                                                  Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).

Martin H. Waldinger   Trustee           9/93-Present    Consultant                              60               N/A
100 Fillmore Street
Denver, CO 80206
Age 64

                                 ADVISORY BOARD

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS IN
                                                                                                FUND COMPLEX
NAME, AGE AND         POSITIONS HELD    LENGTH OF       PRINCIPAL OCCUPATIONS DURING THE PAST   OVERSEEN BY      OTHER DIRECTORSHIPS
ADDRESS               WITH PORTFOLIOS   TIME SERVED     FIVE YEARS                              ADVISORY BOARD   HELD
------------------------------------------------------------------------------------------------------------------------------------
ADVISORY BOARD MEMBERS
Katherine A.          Advisory Board    4/03-present    General Partner/Managing                13               N/A
Cattanach             Member                            Principal (since September
100 Fillmore Street                                     1987), Sovereign Financial
Denver, CO 80206                                        Services, Inc. (financial
Age: 58                                                 consulting and management firm).
                                                        Formerly, Vice Chair of the
                                                        Berger Funds (1994-2002).

Harry T. Lewis, Jr.   Advisory Board    4/03-present    Lewis Investments (since June           13               Director, J.D.
100 Fillmore Street   Member                            1988) (self-employed private                             Edwards & Co. (1995
Denver, CO 80206                                        investor). Formerly,                                     to March 2002).
Age: 70                                                 Trustee/Director of the Berger                           Director, National
                                                        Funds (1987-2002).                                       Fuel Corporation
                                                                                                                 (oil & gas
                                                                                                                 production);
                                                                                                                 Advisory Director,
                                                                                                                 Otologics, LLC,
                                                                                                                 (implantable
                                                                                                                 hearing aid)
                                                                                                                 (since 1999);
                                                                                                                 Member of Community
                                                                                                                 Advisory Board,
                                                                                                                 Wells Fargo
                                                                                                                 Bank-Denver

Michael Owen          Advisory Board    4/03-Present    Dean of Zayed University (since         13               N/A
100 Fillmore Street   Member                            September 2000). Formerly
Denver, CO 80206                                        self-employed as a financial and
Age: 66                                                 management consultant, and in
                                                        real estate development (from
                                                        June 1999 to September 2000).
                                                        Dean (from 1993 to June 1999),
                                                        and a member of the Finance
                                                        faculty (from 1989 to 1993), of
                                                        the College of Business, Montana
                                                        State University. Formerly,
                                                        Chairman of the Board of the
                                                        Berger Funds (1968-2002).

Albert C. Yates       Advisory Board    4/03-Present    President (since 1990),                 13               Member, Board of
100 Fillmore Street   Chairman                          Chancellor and Professor of                              Directors, Adolph
Denver, CO 80206                                        Chemistry-Department of                                  Coors Company
Age: 62                                                 Chemistry, of Colorado State                             (brewing company)
                                                        University. Formerly,                                    (since 1998);
                                                        Trustee/Director of the Berger                           Member, Board of
                                                        Funds (2000-2002).                                       Directors, Dominion
                                                                                                                 Industrial Capital
                                                                                                                 Bank (1999 to
                                                                                                                 2000); Member,
                                                                                                                 Board of Directors,
                                                                                                                 Centennial Bank of
                                                                                                                 the West (since
                                                                                                                 2001)

                                    OFFICERS

                                                                   TERM OF OFFICE*
NAME, AGE AND                                                      AND LENGTH OF
ADDRESS                     POSITIONS HELD WITH PORTFOLIOS         TIME SERVED     PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Laurence J. Chang**         Executive Vice President and Co-       1/00-Present    Vice President of Janus Capital and
100 Fillmore Street         Portfolio Manager Worldwide Growth                     Co-Portfolio Manager for other Janus accounts.
Denver, CO 80206            Portfolio                                              Formerly, Analyst (1993-1998) for Janus Capital
Age 37                                                                             Corporation.

Jonathan D.                 Executive Vice President and           2/02-Present    Vice President of Janus Capital and Portfolio
Coleman**                   Portfolio Manager Mid Cap Growth                       Manager for other Janus accounts. Formerly,
100 Fillmore Street         Portfolio                                              Analyst (1994-1997 and 2000-2002) for Janus
Denver, CO 80206                                                                   Capital Corporation.
Age 32

David J. Corkins**          Executive Vice President and           11/97-Present   Vice President of Janus Capital and Portfolio
100 Fillmore Street         Portfolio Manager Growth and Income                    Manager for other Janus accounts. Formerly,
Denver, CO 80206            Portfolio                                              Analyst (1995-1997) for Janus Capital
Age 36                                                                             Corporation.

Helen Young Hayes**         Executive Vice President and           3/94-Present    Vice President and Managing Director of
100 Fillmore Street         Co-Portfolio Manager Worldwide                         Investments of Janus Capital, Director of Janus
Denver, CO 80206            Growth Portfolio and International                     Capital Group, Inc. and Co-Portfolio Manager
Age 40                      Growth Portfolio                                       for other Janus accounts. Formerly, Director
                                                                                   (2000-2002) for Janus Capital Corporation.

C. Mike Lu**                Executive Vice President and           12/99-Present   Vice President of Janus Capital and Portfolio
100 Fillmore Street         Portfolio Manager Global Technology                    Manager for other Janus accounts. Formerly,
Denver, CO 80206            Portfolio                                              Analyst (1991-1998) for Janus Capital
Age 33                                                                             Corporation.

Brent A. Lynn**             Executive Vice President and           1/01-Present    Vice President of Janus Capital and
100 Fillmore Street         Co-Portfolio Manager International                     Co-Portfolio Manager for other Janus accounts.
Denver, CO 80206            Growth Portfolio                                       Formerly, Analyst (1991-2001) for Janus Capital
Age 39                                                                             Corporation.

Thomas R. Malley**          Executive Vice President and           12/99-Present   Vice President of Janus Capital and Portfolio
100 Fillmore Street         Portfolio Manager Global Life                          Manager for other Janus accounts. Formerly,
Denver, CO 80206            Sciences Portfolio                                     Analyst (1991-1998) for Janus Capital
Age 34                                                                             Corporation.

Karen L. Reidy**            Executive Vice President and           1/00-Present    Vice President of Janus Capital and Portfolio
100 Fillmore Street         Portfolio Manager Balanced Portfolio                   Manager for other Janus accounts. Formerly,
Denver, CO 80206            and Core Equity Portfolio                              Analyst (1995-1999) for Janus Capital
Age 35                                                                             Corporation.

Blaine P. Rollins**         Executive Vice President and           1/00-Present    Vice President of Janus Capital and Portfolio
100 Fillmore Street         Portfolio Manager Growth Portfolio                     Manager for other Janus accounts.
Denver, CO 80206
Age 36

Scott W. Schoelzel**        Executive Vice President and           5/97-Present    Vice President of Janus Capital and Portfolio
100 Fillmore Street         Portfolio Manager Capital                              Manager for other Janus accounts.
Denver, CO 80206            Appreciation Portfolio
Age 44

Ronald V. Speaker**         Executive Vice President and           5/93-Present    Vice President of Janus Capital and Portfolio
100 Fillmore Street         Portfolio Manager Flexible Income                      Manager for other Janus accounts.
Denver, CO 80206            Portfolio
Age 38

 * Officers are elected annually by the Trustees for a one-year term.

** "Interested person" of the Trust by virtue of positions with Janus Capital.

                                                                   TERM OF OFFICE*
NAME, AGE AND                                                      AND LENGTH OF
ADDRESS                     POSITIONS HELD WITH PORTFOLIOS         TIME SERVED     PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Thomas A. Early**           Vice President and General Counsel     3/98-Present    Vice President, General Counsel, Chief Corporate
100 Fillmore Street                                                                Affairs Officer and Secretary of Janus Capital
Denver, CO 80206                                                                   and Janus Capital Group, Inc.; Vice President,
Age 48                                                                             General Counsel, and Secretary of Janus Services
                                                                                   LLC, Janus Capital International LLC and Janus
                                                                                   Institutional Services LLC; Vice President,
                                                                                   General Counsel and Director to Janus
                                                                                   International (Asia) Limited and Janus
                                                                                   International Limited; Vice President, General
                                                                                   Counsel and Secretary to Janus Distributors LLC
                                                                                   and the Janus Foundation; Director for Janus
                                                                                   Capital Trust Manager Limited, Janus World
                                                                                   Principal Protected Funds and Janus World Funds;
                                                                                   and Board member of Janus Global Funds SPC.
                                                                                   Formerly, Interim Director of Janus Capital
                                                                                   (2002-2003); Director (2001) of Janus
                                                                                   Distributors, Inc.; Vice President, General
                                                                                   Counsel, Secretary and Director (2000-2002) of
                                                                                   Janus International Holding, Inc.; and Executive
                                                                                   Vice President and General Counsel (1997-1998)
                                                                                   of Prudential Investments Fund Management LLC
                                                                                   and Vice President and General Counsel
                                                                                   (1994-1997) of Prudential Retirement Services.

Anita E. Falicia**          Vice President, Chief Financial        10/02-Present   Vice President of Investment Accounting of Janus
100 Fillmore Street         Officer, Treasurer and Principal                       Capital. Formerly, Assistant Vice President
Denver, CO 80206            Accounting Officer                                     (2000-2002) of Investment Accounting of Janus
Age 34                                                                             Capital or Janus Capital Corporation; Director
                                                                                   (1999-2000) of Investment Accounting of Janus
                                                                                   Capital Corporation and Director (1997-1999) of
                                                                                   Fund Accounting of Janus Capital Corporation.

Bonnie M. Howe**            Vice President                         12/99-Present   Vice President and Assistant General Counsel to
100 Fillmore Street                                                                Janus Capital, Janus Distributors LLC and Janus
Denver, CO 80206                                                                   Services LLC. Formerly, Assistant Vice President
Age 37                                                                             (1997-1999) and Associate Counsel (1995-1999)
                                                                                   for Janus Capital Corporation and Assistant Vice
                                                                                   President (1998-2000) for Janus Service
                                                                                   Corporation.

Kelley Abbott               Vice President and Secretary           12/99-Present   Vice President of Domestic Funds and Assistant
Howes**                                                                            General Counsel of Janus Capital; Vice President
100 Fillmore Street                                                                and Assistant General Counsel of Janus
Denver, CO 80206                                                                   Distributors LLC and Janus Services LLC.
Age 37                                                                             Formerly, Assistant Vice President (1997-1999)
                                                                                   of Janus Capital Corporation; Chief Compliance
                                                                                   Officer, Director and President (1997-1999) of
                                                                                   Janus Distributors, Inc.; and Assistant Vice
                                                                                   President (1998-2000) of Janus Service
                                                                                   Corporation.

David R. Kowalski**         Vice President                         6/02-Present    Vice President and Chief Compliance Officer of
100 Fillmore Street                                                                Janus Capital and Janus Distributors LLC; and
Denver, CO 80206                                                                   Assistant Vice President of Janus Services LLC.
Age 46                                                                             Formerly, Senior Vice President and Director
                                                                                   (1985-2000) of Mutual Fund Compliance for Van
                                                                                   Kampen Funds.

 * Officers are elected annually by the Trustees for a one-year term.

** "Interested person" of the Trust by virtue of positions with Janus Capital.

                                                                   TERM OF OFFICE*
NAME, AGE AND                                                      AND LENGTH OF
ADDRESS                     POSITIONS HELD WITH PORTFOLIOS         TIME SERVED     PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Loren M. Starr**            President and Chief Executive Officer  9/02-Present    Vice President and Chief Financial Officer of
100 Fillmore Street                                                                Janus Capital and Janus Capital Group, Inc.;
Denver, CO 80206                                                                   Vice President, Treasurer and Chief Financial
Age 41                                                                             Officer of Janus Services LLC and Janus
                                                                                   International Limited; Vice President, Treasurer
                                                                                   and Chief Financial Officer of Janus
                                                                                   Distributors LLC, Janus Capital International
                                                                                   LLC and Janus Institutional Services LLC;
                                                                                   Director of Janus Capital Trust Manager Limited,
                                                                                   Janus World Principal Protected Funds and Janus
                                                                                   World Funds; and board member of Janus Global
                                                                                   Funds SPC. Formerly, Interim Director of Janus
                                                                                   Capital (2002-2003); Vice President of Finance,
                                                                                   Treasurer, Chief Financial Officer (2001-2002)
                                                                                   and Director (2002) of Janus International
                                                                                   Holding, Inc.; Managing Director, Treasurer and
                                                                                   Head of Corporate Finance and Reporting
                                                                                   (1998-2001) for Putnam Investments; and Senior
                                                                                   Vice President of Financial Planning and
                                                                                   Analysis (1996-1998) for Lehman Brothers, Inc.

Heidi J. Walter**           Vice President                         4/00-Present    Vice President and Assistant General Counsel to
100 Fillmore Street                                                                Janus Capital and Janus Services LLC. Formerly,
Denver, CO 80206                                                                   Vice President and Senior Legal Counsel
Age 35                                                                             (1995-1999) for Stein Roe & Farnham, Inc.

 * Officers are elected annually by the Trustees for a one-year term.

** "Interested person" of the Trust by virtue of positions with Janus Capital.

          The Trustees are responsible for major decisions relating to each Portfolio's objective, policies and techniques. The Trustees also supervise the operation of the Portfolios by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

                                                                                                         NUMBER OF MEETINGS HELD
                               FUNCTIONS                                  MEMBERS                        DURING LAST FISCAL YEAR
--------------------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE                Reviews the financial reporting process,   John W. McCarter, Jr.          5
                               the system of internal control, the        (Chairman)
                               audit process, and the Trusts' process     Dennis B. Mullen
                               for monitoring compliance with             William D. Stewart
                               investment restrictions and applicable
                               laws and the Trusts' Code of Ethics. The
                               Committee's review of the audit process
                               includes, among other things, the
                               appointment, compensation and oversight
                               of the auditors and pre-approval of all
                               audit and non-audit services above a
                               certain cost threshold.

BROKERAGE COMMITTEE            Reviews and makes recommendations          James T. Rothe (Chairman)      4
                               regarding matters related to the Trusts'   William F. McCalpin
                               use of brokerage commissions and           Dennis B. Mullen
                               placement of portfolio transactions.

MONEY MARKET COMMITTEE         Reviews various matters related to the     Martin H. Waldinger (Chairman) 4
                               operations of the Janus Money Market       William F. McCalpin
                               Funds, including compliance with each      James T. Rothe
                               Trust's Money Market Fund Procedures.

NOMINATING AND GOVERNANCE      Identifies and recommends individuals      Dennis B. Mullen (Chairman)    5
COMMITTEE                      for Trustee membership, consults with      John W. McCarter, Jr.
                               Management in planning Trustee meetings,   William D. Stewart
                               and oversees the administration of, and
                               ensures the compliance with, the
                               Governance Procedures and Guidelines
                               adopted by the Trusts.

PRICING COMMITTEE              Determines the fair value of restricted    William D. Stewart (Chairman)  4
                               securities and other securities for        James T. Rothe
                               which market quotations are not readily    Martin H. Waldinger
                               available, pursuant to procedures
                               adopted by the Trustees.

The table below gives the dollar range of shares of each Portfolio described in this SAI, as well as the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2002. As of December 31, 2002, none of the Trustees owned shares of the Mid Cap Value Portfolio as the Portfolio did not commence investment operations until after December 31, 2002.

                           DOLLAR RANGE OF EQUITY               AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
NAME OF TRUSTEE            SECURITIES IN THE PORTFOLIOS         INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN JANUS FUNDS
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

THOMAS H. BAILEY           None                                 Over $100,000

INDEPENDENT TRUSTEES

WILLIAM F. MCCALPIN        None                                 Over $100,000
JOHN W. MCCARTER, JR.      None                                 Over $100,000
DENNIS B. MULLEN           None                                 Over $100,000
JAMES T. ROTHE             None                                 Over $100,000
WILLIAM D. STEWART         None                                 Over $100,000
MARTIN H. WALDINGER        None                                 Over $100,000

          As of December 31, 2002, none of the Independent Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors or their control persons.

          The following table shows the aggregate compensation earned by and paid to each Trustee by the Portfolios described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolios or the Janus Funds.

                                                 AGGREGATE COMPENSATION        TOTAL COMPENSATION
                                                 FROM THE PORTFOLIOS FOR    FROM THE JANUS FUNDS FOR
                                                    FISCAL YEAR ENDED         CALENDAR YEAR ENDED
NAME OF PERSON, POSITION                          DECEMBER 31, 2002(1)        DECEMBER 31, 2002(2)
-----------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee(3)            $          0                 $          0
William F. McCalpin, Trustee(4)                      $     12,941                 $    108,334
John W. McCarter, Jr., Trustee(4)                    $     12,147                 $     94,334
Dennis B. Mullen, Trustee(4)                         $     23,329                 $    183,667
James T. Rothe, Trustee(4)                           $     21,578                 $    176,667
William D. Stewart, Trustee(4)                       $     22,406                 $    176,667
Martin H. Waldinger, Trustee(4)                      $     21,932                 $    176,667

(1) Since Mid Cap Value Portfolio did not commence investment operations until after December 31, 2002, no fees were paid by this Portfolio to the Trustees during this fiscal year. The total aggregate compensation for Mid Cap Value Portfolio is estimated for the Portfolio's first full year (January 1, 2003 through December 31, 2003) as follows: Thomas H. Bailey: $0; William F.
    McCalpin: $31; John W. McCarter, Jr.: $31; Dennis B. Mullen: $31; James T.
    Rothe: $31; William D. Stewart: $31; Martin H. Waldinger: $31.
(2) As of December 31, 2002, Janus Funds consisted of three registered investment companies comprised of a total of 59 funds.
(3) Mr. Bailey is being treated as an interested person of the Portfolios and Janus Capital and is compensated by Janus Capital.
(4) Independent Trustee.

          The following table shows the estimated annual aggregate compensation to be paid to each member of the Advisory Board for Growth Portfolio, Growth and Income Portfolio and International Growth Portfolio, as well as the total compensation from the Janus Funds during such period.

                                                    AGGREGATE COMPENSATION   TOTAL COMPENSATION
NAME OF PERSON, POSITION                             FROM THE PORTFOLIOS     FROM THE JANUS FUNDS
-------------------------------------------------------------------------------------------------
Katherine A. Cattanach, Advisory Board Member           $        637             $     30,000
Harry T. Lewis, Jr., Advisory Board Member              $        576             $     30,000
Michael Owen, Advisory Board Member                     $        720             $     30,000
Albert C. Yates, Advisory Board Chairman                $        459             $     30,000

SHARES OF THE TRUST

NET ASSET VALUE DETERMINATION

          As stated in the Portfolios' Prospectus, the net asset value ("NAV") of the Shares of each Portfolio is determined once each day the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per Share NAV of the Shares of each Portfolio is determined by dividing the total value of a Portfolio's securities and other assets, less liabilities, attributable to the Shares of a Portfolio, by the total number of Shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Portfolios are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Portfolios and approved by the Trustees and are based upon last trade or closing sales prices or a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Portfolio will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").

          Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio's NAV is not calculated. A Portfolio calculates its NAV per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Portfolio calculates its NAV per Share, then that security may be valued in good faith under the Valuation Procedures.

PURCHASES

          Shares of the Portfolios can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) certain qualified retirement plans. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Portfolios are purchased at the NAV per Share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by a Portfolio or its authorized agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the different Portfolios.

REDEMPTIONS

          Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Certain designated organizations are authorized to receive redemption orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its Shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolios are governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to sell shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of selling the excess in cash or in kind. If shares are sold in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

          The right to require the Portfolios to sell their Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS

          It is a policy of the Shares of the Portfolios to make distributions of substantially all of their respective investment income and any net realized capital gains. The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code ("Code"). In addition, each Portfolio intends to comply with the diversification requirements of Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

          All income dividends and capital gains distributions, if any, on a Portfolio's Shares are reinvested automatically in additional Shares of that Portfolio at the NAV determined on the first business day following the record date.

          The Portfolios may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Portfolios, the Portfolios may make various elections permitted by the tax laws. However, these elections could require that the Portfolios recognize taxable income, which in turn must be distributed.

          Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Portfolios that qualify under Section 853 of the Code may elect to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each Portfolio which will reduce its investment company taxable income.

          Because Shares of the Portfolios can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such contracts or plans. See the prospectus for the separate account of the related insurance company or the plan documents for additional information.

PRINCIPAL SHAREHOLDERS

          The officers and Trustees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such officers and Trustees as a group own less that 1% of the outstanding Shares of each Portfolio. As of April 23, 2003, all of the outstanding Shares of the Portfolios were owned by certain insurance company separate accounts or qualified plans. The percentage ownership of each separate account or plan owning 5% or more of the Shares of any Portfolio is as follows:

          AUL Group, Retirement Account II, P.O. Box 1995, Indianapolis, IN 46206-9102, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

PORTFOLIO NAME                                                          PERCENT HELD
------------------------------------------------------------------------------------
Flexible Income Portfolio                                                  13.55%

          Automatic Data Processing Inc., 1 ADP Blvd., MS 420, Roseland, NJ 07068-1786, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

PORTFOLIO NAME                                                          PERCENT HELD
------------------------------------------------------------------------------------
International Growth Portfolio                                             11.26%

          Connecticut General Life Insurance Company, Separate Account HB, Cigna-Cris, 280 Trumbull Street, Hartford, CT 06103-3509, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

PORTFOLIO NAME                                                          PERCENT HELD
------------------------------------------------------------------------------------
Global Technology Portfolio                                                 6.11%

          Connecticut Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111-0001, owned of record 5% or more of the outstanding Shares of the Portfolio, as follows:

PORTFOLIO NAME                                                          PERCENT HELD
------------------------------------------------------------------------------------
Capital Appreciation Portfolio                                             15.58%

          Conseco Variable Insurance Company, Separate Accounts, 11825 N. Pennsylvania St., Carmel, IN 46032-4555, owned of record 5% or more of the outstanding Shares of the Portfolio, as follows:

PORTFOLIO NAME                                                          PERCENT HELD
------------------------------------------------------------------------------------
Growth and Income Portfolio                                                45.99%

          Delaware Charter Guarantee Trust, FBO Principal Life, P.O. Box 8704, Wilmington, DE 19899-8704, owned of record 5% or more of the outstanding Shares of the Portfolio, as follows:

PORTFOLIO NAME                                                          PERCENT HELD
------------------------------------------------------------------------------------
Capital Appreciation Portfolio                                              6.52%

          General American Life Insurance, C/O Security Equity Life Ins., 13045 Tesson Ferry Road, St. Louis, MO 63128-3499, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

PORTFOLIO NAME                                                          PERCENT HELD
------------------------------------------------------------------------------------
Growth and Income Portfolio                                                 5.68%

          GE Life & Annuity Company, 6610 W. Broad Street, Richmond, VA 23230-1702, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

PORTFOLIO NAME                                                          PERCENT HELD
------------------------------------------------------------------------------------
Growth Portfolio                                                           16.34%
Mid Cap Growth Portfolio                                                    9.33%
International Growth Portfolio                                             15.50%
Balanced Portfolio                                                         13.96%
Flexible Income Portfolio                                                  16.55%

          Great-West Life & Annuity, 8515 E. Orchard Road, Englewood, CO 80111-5037, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

PORTFOLIO NAME                                                          PERCENT HELD
------------------------------------------------------------------------------------
Flexible Income Portfolio                                                   7.17%

          ING Life Insurance & Annuity Co, 151 Farmington Avenue, Hartford, CT 06156-0001, owner of record 5% or more of the outstanding Shares of the Portfolios, as follows:

PORTFOLIO NAME                                                          PERCENT HELD
------------------------------------------------------------------------------------
Growth Portfolio                                                           34.71%
Mid Cap Growth Portfolio                                                   61.76%
Worldwide Growth Portfolio                                                 34.05%
Balanced Portfolio                                                         35.65%

          Life of Virginia, 6610 Broad Street, Richmond, VA 23230-1702, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

PORTFOLIO NAME                                                          PERCENT HELD
------------------------------------------------------------------------------------
Capital Appreciation Portfolio                                             33.14%
Worldwide Growth portfolio                                                  8.27%

          Lincoln Benefit Life, Variable Annuity, 2940 S. 84th Street, Lincoln, NE 68506, owned of record 5% or more of the outstanding Shares of the Portfolio, as follows:

PORTFOLIO NAME                                                          PERCENT HELD
------------------------------------------------------------------------------------
Flexible Income Portfolio                                                   5.23%

          Lincoln Life Flexible Premium, Variable Life Account S, 1300 S. Clinton Street, Suite 6H02, Fort Wayne, IN 46802-3518, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

PORTFOLIO NAME                                                          PERCENT HELD
------------------------------------------------------------------------------------
Worldwide Growth Portfolio                                                  8.32%

          Mony America, Variable Account A, 1740 Broadway, Suite 635, New York, NY 10019-4315, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

PORTFOLIO NAME                                                          PERCENT HELD
------------------------------------------------------------------------------------
Capital Appreciation Portfolio                                              7.06%

          NYLife Distributors, 169 Lackawanna Avenue, Parsippany, NJ 07054-1007, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

PORTFOLIO NAME                                                          PERCENT HELD
------------------------------------------------------------------------------------
Worldwide Growth Portfolio                                                 11.92%
Balanced Portfolio                                                         26.32%

          Pruco Life Insurance Company of Arizona, 100 Mulberry Street, Newark, NJ 07102-4056, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

PORTFOLIO NAME                                                          PERCENT HELD
------------------------------------------------------------------------------------
Growth Portfolio                                                           13.40%
International Growth Portfolio                                             24.97%

          Reliastar Life Insurance Company, Select Life I, P.O. Box 20 Rte. 3806, Minneapolis, MN 55440-0020, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

PORTFOLIO NAME                                                          PERCENT HELD
------------------------------------------------------------------------------------
International Growth Portfolio                                              8.65%

          Western Reserve Life, P.O. Box 5068, Clearwater, FL 33758-5068, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

PORTFOLIO NAME                                                          PERCENT HELD
------------------------------------------------------------------------------------
Growth and Income Portfolio                                                41.35%
Global Life Sciences Portfolio                                            100.00%
Global Technology Portfolio                                                93.89%
Core Equity Portfolio                                                      97.56%
Mid Cap Value Portfolio                                                   100.00%

          No qualified plan owned 10% or more of the shares of the Trust as a whole.

          The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, will be voted by each insurance company in proportion to instructions received from contract owners. Since the listed insurance company separate accounts' voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.

MISCELLANEOUS INFORMATION

          Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware business trust (now called a Delaware statutory trust) on May 20, 1993. As of the date of this SAI, the Trust consists of seventeen series of shares, known as "Portfolios," three of which offer three classes of shares, ten of which offer two classes of shares and four of which offer one class of shares.

SHARES OF THE TRUST

          The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each Portfolio are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the shares of such Portfolio, and in residual assets of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion or subscription rights.

          The Portfolios discussed in this SAI each offer two or three classes of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. The other classes of shares, Service Shares and Service II Shares, are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

SHAREHOLDER MEETINGS

          The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or that Portfolio's or class' interest in the matter differs from the interest of other Portfolios of the Trust. Shareholder is entitled to one vote for each Share owned.

VOTING RIGHTS

          A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.

          The Trustees are responsible for major decisions relating to each Portfolio's policies and objectives; the Trustees oversee the operation of each Portfolio by its officers and review the investment decisions of the officers.

          The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Portfolio, to amend the Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.

          As mentioned above in "Shareholder Meetings," each share of each portfolio of the Trust has one vote (and fractional votes for fractional shares). Shares of all portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Portfolios, audit the Portfolios' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

          The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION

          Quotations of average annual total return for the Shares of a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Shares of such Portfolio over periods of 1, 5, and 10 years (up to the life of the Portfolio). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1+T)(TO THE POWER OF n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of expenses of the Shares of a Portfolio on an annual basis, and assume that all dividends and distributions are reinvested when paid.

          The average annual total return of the Shares of each Portfolio, computed as of December 31, 2002, is shown in the table below. No performance is shown for Mid Cap Value Portfolio because the Shares did not commence investment operations until after December 31, 2002.

                                                                                            AVERAGE ANNUAL TOTAL RETURN
                                                                                  -------------------------------------------------
                                                         DATE        NUMBER
                                                       AVAILABLE    OF MONTHS        ONE           FIVE          TEN      LIFE OF
PORTFOLIO NAME                                         FOR SALE    IN LIFETIME       YEAR          YEARS        YEARS    PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio - Institutional Shares     5/1/97            68      (15.67%)        7.37%        N/A       11.00%
Growth Portfolio - Institutional Shares                  9/13/93         111.5      (26.51%)       (1.59%)       N/A        6.89%
Growth and Income Portfolio - Institutional Shares        5/1/98            56      (21.54%)         N/A         N/A        4.30%
Mid Cap Growth Portfolio - Institutional Shares(1)       9/13/93         111.5      (27.93%)       (2.08%)       N/A        7.25%
Global Life Sciences Portfolio - Institutional Shares    1/18/00          35.5      (29.34%)         N/A         N/A      (18.28%)
Global Technology Portfolio - Institutional Shares       1/18/00          35.5      (40.77%)         N/A         N/A      (37.81%)
International Growth Portfolio - Institutional Shares     5/2/94           104      (25.58%)        0.52%        N/A        8.08%
Worldwide Growth Portfolio - Institutional Shares        9/13/93         111.5      (25.50%)        0.65%        N/A       10.39%
Balanced Portfolio - Institutional Shares                9/13/93         111.5       (6.44%)        8.21%        N/A       11.88%
Core Equity Portfolio - Institutional Shares              5/1/97            68      (18.27%)        6.54%        N/A       11.46%
Flexible Income Portfolio - Institutional Shares         9/13/93         111.5       10.48%         6.99%        N/A        8.39%

(1) Formerly, Aggressive Growth Portfolio.

          Yield quotations for a Portfolio's Shares are based on the investment income per Share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                     YIELD = 2[(a-b + 1)(TO THE POWER OF 6) - 1]
                               ----
                                cd

          where a = dividend and interest income
                b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
                d = maximum net asset value per share on the last day of the period

          The yield for the 30-day period ending December 31, 2002, for the Shares of Flexible Income Portfolio is 4.09%.

          From time to time in advertisements or sales material, the Portfolios may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc., ("Morningstar") or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, MUTUAL FUNDS MAGAZINE, KIPLINGER'S or SMART MONEY. The Portfolios may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's Midcap 400 Index, the Lehman Brothers Government/ Credit Index, the Dow Jones Industrial Average, the Wilshire 5000 Index, the Russell 2000 Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell Mid Cap Growth Index, the Russell 2000 Growth Index, the Russell 3000 Growth Index, the Russell 1000 Value Index, the Russell 2000 Value Index, the Russell Mid Cap Value Index, the Standard and Poor's 600 Small Cap Index, the Dow Jones World Index, the Standard & Poor's/BARRA Value Index, Standard & Poor's/BARRA Growth Index, the Nasdaq 100, the Lehman Brothers Intermediate Term Government/Corporate Bond Index, the Investment Week 100 Index and the Nasdaq composite. In addition, the Portfolios may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Worldwide Growth Portfolio and International Growth Portfolio may also compare their performance to the record of global market indicators, such as the Morgan Stanley Capital International World Index or Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE(R) Index). Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Portfolios and such other funds or market indicators may be comprised of securities that differ significantly from the Portfolios' investments.

FINANCIAL STATEMENTS

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

          The following audited financial statements for the period ended December 31, 2002 are hereby incorporated into this SAI by reference to the Portfolios' Annual Report dated December 31, 2002. No financial statements are available for Mid Cap Value Portfolio because the Portfolio did not commence investment operations until December 31, 2002.

          Schedules of Investments as of December 31, 2002

          Statements of Assets and Liabilities as of December 31, 2002

          Statements of Operations for the period ended December 31, 2002

          Statements of Changes in Net Assets for the periods ended December 31, 2001 and December 31, 2002

          Financial Highlights for each of the periods indicated

          Notes to Financial Statements

          Report of Independent Accountants

          The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A

EXPLANATION OF RATING CATEGORIES

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

          BOND RATING             EXPLANATION
          ------------------------------------------------------------------------
          Investment Grade
          AAA                     Highest rating; extremely strong capacity to pay
                                  principal and interest.

          AA High quality; very strong capacity to pay principal and interest.

          A                       Strong capacity to pay principal and interest;
                                  somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

          BBB-                    Adequate capacity to pay principal and interest;
                                  normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

          Non-Investment Grade

          BB+, B, CCC, CC, C      Predominantly speculative with respect to the
                                  issuer's capacity to meet required interest and
                                  principal payments. BB - lowest degree of
                                  speculation; C - the highest degree of speculation.
                                  Quality and protective characteristics outweighed
                                  by large uncertainties or major risk exposure to
                                  adverse conditions.

          D                       In default.

MOODY'S INVESTORS SERVICE, INC.

          BOND RATING          EXPLANATION
          ------------------------------------------------------------------------
          Investment Grade

          Aaa Highest quality, smallest degree of investment risk.

          Aa High quality; together with Aaa bonds, they compose the high-grade bond group.

          A Upper-medium grade obligations; many favorable investment attributes.

          Baa Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

          Non-Investment Grade

          Ba                   More uncertain, with speculative elements.
                               Protection of interest and principal payments not well safeguarded during good and bad times.

          B                    Lack characteristics of desirable investment;
                               potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

          Caa Poor standing, may be in default; elements of danger with respect to principal or interest payments.

          Ca Speculative in a high degree; could be in default or have other marked shortcomings.

          C Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

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                                       59

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                                       60

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

[JANUS LOGO]

                                www.janus.com

                                100 Fillmore Street
                                Denver, CO 80206-4928
                                1-800-525-0020


109-22-000 5/03

2002 ANNUAL REPORT


JANUS ASPEN SERIES


JANUS ASPEN GROWTH PORTFOLIO

JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO

JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO

JANUS ASPEN CORE EQUITY PORTFOLIO

JANUS ASPEN BALANCED PORTFOLIO

JANUS ASPEN GROWTH AND INCOME PORTFOLIO

JANUS ASPEN STRATEGIC VALUE PORTFOLIO

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

JANUS ASPEN INTERNATIONAL VALUE PORTFOLIO

JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO

JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO

JANUS ASPEN FLEXIBLE INCOME PORTFOLIO

JANUS ASPEN MONEY MARKET PORTFOLIO


[JANUS LOGO]

TABLE OF CONTENTS

JANUS ASPEN SERIES

  Market Overview                                                            1

  Portfolio Managers' Commentaries and Schedules of Investments

    Growth Portfolio                                                         2

    Aggressive Growth Portfolio                                              6

    Capital Appreciation Portfolio                                          10

    Core Equity Portfolio                                                   13

    Balanced Portfolio                                                      17

    Growth and Income Portfolio                                             23

    Strategic Value Portfolio                                               27

    International Growth Portfolio                                          30

    Worldwide Growth Portfolio                                              35

    International Value Portfolio                                           40

    Global Life Sciences Portfolio                                          43

    Global Technology Portfolio                                             46

    Flexible Income Portfolio                                               50

    Money Market Portfolio                                                  56

  Statements of Assets and Liabilities                                      58

  Statements of Operations                                                  60

  Statements of Changes in Net Assets                                       62

  Financial Highlights                                                      66

  Notes to Schedules of Investments                                         78

  Notes to Financial Statements                                             79

  Report of Independent Accountants                                         85

  Explanations of Charts, Tables
    and Financial Statements                                                86

  Trustees and Officers                                                     88

MARKET OVERVIEW

     The U.S. stock market recorded its third consecutive annual loss in 2002, the longest unbroken string of yearly declines since the beginning of the Second World War. Meanwhile, bonds once again outperformed stocks, making this the longest winning streak for fixed-income investments in at least thirty years. The continued divergence between stocks and bonds also helped underscore exactly how extraordinary today's market environment is.

     Despite the gloom, it initially looked as if 2002 would finally mark the end of the bear market that had begun nearly two years before. In fact, stocks finished 2001 on a strong note in anticipation of what many investors hoped would be a robust economic recovery. But even as investors were positioning themselves for a return to growth, some observers remained unconvinced. Among the skeptics were Federal Reserve Chairman Alan Greenspan and his fellow policymakers at the Federal Reserve, who by the beginning of the year had cut the federal funds rate to a near-historic low of 1.75% and then left it there for the next 11 months in a continuing bid to reinvigorate the economy. The Fed's growing unease with the pace of recovery reached a peak in late November, when the central bank's policymaking committee surprised markets by lowering the federal funds rate by yet another 0.50%.

     In addition to this extremely accommodative monetary stance, the economy received what should have been a powerful lift from a sizable federal tax cut in mid-2001, as well as a continuation of subsidies on auto sales by major auto manufacturers and a massive cash injection provided by an unprecedented boom in mortgage refinancing activity - itself inspired by historically low interest rates.

     Still, whatever recovery there was remained almost exclusively a consumer-driven phenomenon. In fact, if the Federal Reserve wasn't convinced of the U.S. economy's ability to rally back, neither was corporate America. Given a persistent lack of visibility in the outlook for demand and the lukewarm improvement in corporate profits, business executives remained almost entirely unwilling to invest in new equipment or hire new workers, and by mid-summer the downturn looked dangerously close to becoming a self-reinforcing cycle. Business sentiment followed stocks lower throughout the summer as a result, and one consistent note sounded by scores of corporate leaders our portfolio managers and analysts met with during those difficult days was one of resignation, if not despair.

     The seemingly endless stream of corporate scandals that began in late 2001 with Enron and continued throughout the year only added to the gloom by eroding confidence in the market - and perhaps even the free enterprise system itself. More recently, the addition of Iraq to the daily headlines has injected further uncertainty into a market already plagued by scandal, economic weakness and persistent share price volatility.

     Naturally, the relative certainty bonds provided in such an unsettled environment worked to the advantage of the fixed-income market, which responded by moving in the opposite direction from stocks for a third straight year. But while it may be tempting to assume that such a rising tide lifted all boats equally, the distribution of gains was far from uniform. The market's reduced tolerance for risk - heightened by geopolitical tensions and the stunning speed with which former investment-grade stars such as Enron and Worldcom fell from grace in 2001 and 2002 - favored Treasuries and high-grade corporate bonds above all else.

     The net result was a market that, while generally positive, included both pockets of strength as well as more than a few pitfalls. As you might expect, we believe an investment approach that emphasizes fundamental, issue-by-issue research proved particularly valuable in an environment where a single misstep proved capable of producing sharp losses even for a well-diversified bond portfolio.

     Looking ahead, it is encouraging to note that signs of recovery have begun to emerge. In December, the U.S. economy recorded its fifth consecutive quarter of positive growth, and while the just-released figures show a marked deceleration in the pace of the already uneven recovery, they also suggest the chances of a much-feared "double-dip" recession may be fading. Moreover, rising corporate earnings, higher productivity and growing stability in the labor market could bode well for markets in 2003.

     However, it is important to remember that it will likely take time to digest the excess capacity left as a result of the period of overbuilding and overinvestment that occurred during the late 1990s. Furthermore, trying to predict the future direction of the market at large is a fool's game. As stock-pickers, the best we can do is intensify our efforts to understand our companies better than anyone, meanwhile remaining confident that when stability and growth return, our efforts will be rewarded.

     In the letters that follow, your portfolio managers will discuss the factors that have driven performance over the last 12 months. They will also provide insight into how they've positioned their portfolios for the future and tell you where they're finding opportunities today.

     Thank you for your continued investment with Janus.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

JANUS ASPEN GROWTH PORTFOLIO                   Blaine Rollins, portfolio manager

[PHOTO OF BLAINE ROLLINS]

Janus Aspen Growth Portfolio declined 26.51% for its Institutional Shares and 26.72% for its Service Shares for the 12 months ended December 31, 2002, underperforming the 22.09% loss of its benchmark, the Standard & Poor's 500(R) Index.(1) This performance earned the Portfolio's Institutional Shares a top-quartile ranking for the one-year period ended December 31, 2002, placing it 30th out of 135 variable annuity large-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

Uncertainty surrounding lingering terrorist threats and, later, a potential war with Iraq overshadowed the economy and stock market for much of the year. Ongoing corporate scandals added to Wall Street's woes and undermined the confidence of investors and consumers alike. Meanwhile, despite interest rates at 41-year lows, companies maintained a conservative spending mindset and households scaled back their purchases, leading to sluggish economic growth and some high-profile corporate earnings disappointments. As the period ended, all three major stock benchmarks had suffered their third straight year of declines.

Clearly, few investors found success during 2002. Still, I am not pleased with our absolute performance. Among our leading disappointments was hospital operator Tenet Healthcare. The company is currently subject to numerous investigations into its operations and billing procedures, especially in association with Medicare patients. Although an internal investigation led to the departure of two key members of the management team, we felt uncomfortable with the situation and liquidated the position.

Industrial conglomerate Tyco International also worked against us. Misdeeds by former executives and significant debt issues undercut the stock earlier in the year, but a new team has assumed management of the company, which we believe still possesses some healthy attributes. In addition to controlling extremely strong franchises in the home security, healthcare supply and fire protection businesses, Tyco spun off its CIT Group financial arm to raise cash and allay concerns about its ability to pay down debt. As long as the company's valuation is attractive, we will continue to be interested in Tyco's turnaround story.

Elsewhere, the ongoing slowdown in corporate spending hurt semiconductor manufacturers Maxim Integrated Products and Linear Technology. With a focus on diverse end markets ranging from home appliances to laptop computers, however, Maxim and Linear are not subject to the overcapacity concerns facing chipmakers supplying the personal computer market. Instead, both companies are developing products that further integrate advanced electronics into everyday life. The way we see it, Maxim and Linear are better positioned for a recovery than their PC-dependent peers.

Leaders on the upside included Lockheed Martin. The defense contractor first caught our attention when current CEO Bob Stevens was leading the company's battle for survival. Since then, Lockheed has improved operations across all of its business segments and currently wins more than half of its government bids. Furthermore, with specialties in military aircraft and intelligence gathering, Lockheed, in our view, is in a prime position to gain from the nation's ongoing war and defense efforts.

Also providing a lift was Sealed Air, the maker of bubble wrap and other packaging materials. Having merged with the Cryovac division of W.R. Grace in 1999, Sealed Air inherited a tangled mess of asbestos-related liabilities when Grace declared bankruptcy in 2000. Although Sealed Air was never directly responsible for the asbestos, it recently negotiated an agreement with the victims, turning an uncertain situation into a measurable risk. Meanwhile, the company remains a top supplier of packing materials and its Cryovac division produces the leading plastic packaging for the food industry.

A newer holding and winner during the period was Apollo Group, the operator of advanced degree programs targeting working adults. As the economy cooled, the importance of higher education reemerged. Employees competing for promotions found they needed to return to class and shore up their resumes with additional schooling. Absent the high cost structure of a state or private institution, Apollo's University of Phoenix offers students a reasonably priced option while maintaining solid margins.

Looking ahead, while I believe an economic turnaround is coming, it is impossible to predict how it will play out. Due in part to the cloud of uncertainty generated by Iraq, investors seem to be in a holding pattern, waiting to see if the economy will get significantly better or take another turn for the worse. Regardless, we remain focused on finding well-managed businesses that are generating cash today. As the economy improves, we believe these are the companies that will emerge leaner, wiser and in a better competitive position.

Thank you for your continued investment in Janus Aspen Growth Portfolio.

PORTFOLIO ASSET MIX
(% OF NET ASSETS)                DECEMBER 31, 2002    DECEMBER 31, 2001
---------------------------------------------------------------------------
Equities                                      99.8%                96.6%
  Foreign                                      8.0%                 9.7%
  Europe                                       3.5%                 2.6%
Top 10 Equities                               39.8%                38.8%
Number of Stocks                                91                  102
Cash and Cash Equivalents                      0.2%                 3.4%

(1)  All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of December 31, 2002, Lipper ranked Janus Aspen Growth Portfolio - Institutional Shares 27th out of 64 variable annuity large-cap growth funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

AVERAGE ANNUAL TOTAL RETURN

FOR THE PERIODS ENDED DECEMBER 31, 2002

Institutional Shares (Inception Date 9/13/93)
  1 Year                                                        (26.51)%
  5 Year                                                         (1.59)%
  From Inception                                                  6.89%
------------------------------------------------------------------------
S&P 500(R) Index
  1 Year                                                        (22.09)%
  5 Year                                                         (0.58)%
  From Inception Date of Institutional Shares                     9.17%
------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
  1 Year                                                        (26.72)%
  5 Year                                                         (1.87)%
  From Portfolio Inception                                        6.57%
------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Returns have sustained significant gains and losses due to market volatility in the consumer discretionary sector.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2002

                                                 ONE YEAR         FIVE YEAR     SINCE 9/13/93*
Janus Aspen Growth Portfolio
  - Institutional Shares                         (26.51)%          (1.59)%           6.89%
S&P 500(R) Index                                 (22.09)%          (0.58)%           9.17%

[CHART]

PERFORMANCE OVERVIEW


            JANUS ASPEN GROWTH PORTFOLIO - INSTITUTIONAL SHARES  S & P 500 INDEX
 9/13/1993                       10000                                 10000
12/31/1993                    10349.91                              10193.09
 3/31/1994                    10470.26                               9807.23
 6/30/1994                    10314.78                               9848.21
 9/30/1994                    10615.79                              10328.73
12/31/1994                    10635.83                              10326.99
 3/31/1995                    11440.81                              11331.38
 6/30/1995                    12115.11                              12411.58
 9/30/1995                    13196.27                               13397.2
12/31/1995                    13844.65                               14203.1
 3/31/1996                    15007.81                              14965.28
 6/30/1996                     15338.9                              15636.06
 9/30/1996                    16000.78                              16119.55
12/31/1996                    16399.54                                 17462
 3/31/1997                    16484.13                              17931.17
 6/30/1997                    18575.95                              21058.69
 9/30/1997                    20346.64                              22635.93
12/31/1997                    20129.76                              23285.75
 3/31/1998                    22722.25                              26531.54
 6/30/1998                    24009.39                              27412.41
 9/30/1998                    21388.07                              24691.87
12/31/1998                    27315.16                              29944.93
 3/31/1999                    29728.98                              31436.28
 6/30/1999                    31867.66                               33651.7
 9/30/1999                    31832.63                              31552.32
12/31/1999                    39329.66                              36243.31
 3/31/2000                    42789.27                              37073.36
 6/30/2000                    40007.64                              36088.66
 9/30/2000                    40493.14                              35738.91
12/31/2000                     33606.4                              32944.52
 1/31/2001                                                          34112.66
03/31/2001                    27806.51                              29041.17
06/30/2001                    29714.82                              30739.58
 7/31/2001                                                          30436.87
12/31/2001                    25294.46                                 29032
01/31/2002                                                          28608.56
02/28/2002                                                          28056.72
03/31/2002                    25332.63                              29112.03
04/30/2002                                                          27347.81
05/31/2002                                                          27147.04
06/30/2002                                                          25214.03
07/31/2002                                                          23249.07
12/31/2002                    18589.14                              22618.15

*The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Common Stock - 99.8%
Advertising Sales - 0.8%
     374,285   Lamar Advertising Co.*                                                      $     12,594,690

Aerospace and Defense - 2.4%
     183,300   General Dynamics Corp.                                                            14,548,521
     445,095   Lockheed Martin Corp.                                                             25,704,236

                                                                                                 40,252,757

Airlines - 1.8%
     391,335   Ryanair Holdings PLC (ADR)*                                                       15,324,679
   1,078,425   Southwest Airlines Co.                                                            14,990,107

                                                                                                 30,314,786

Beverages - Non-Alcoholic - 0.6%
     209,970   Coca-Cola Co.                                                                      9,200,885

Broadcast Services and Programming - 1.5%
     664,648   Clear Channel Communications, Inc.*                                               24,784,724

Building - Mobile Home and Manufactured Housing - 0.8%
     714,260   Clayton Homes, Inc.                                                                8,699,687
     109,595   Winnebago Industries, Inc.                                                         4,299,412

                                                                                                 12,999,099

Building - Residential and Commercial - 0.3%
      17,300   NVR, Inc.*                                                                         5,631,150

Cable Television - 6.1%
   4,489,457   Comcast Corp. - Special Class A*                                            $    101,416,834

Chemicals - Specialty - 1.6%
     144,225   Ecolab, Inc.                                                                       7,139,137
     409,850   Sigma - Aldrich Corp.                                                             19,959,695

                                                                                                 27,098,832

Commercial Banks - 0.6%
     117,735   M&T Bank Corp.                                                                     9,342,272

Commercial Services - Finance - 1.7%
     590,910   Concord EFS, Inc.*                                                                 9,300,923
      85,040   Moody's Corp.                                                                      3,511,302
     543,917   Paychex, Inc.                                                                     15,175,284

                                                                                                 27,987,509

Computer Services - 0.5%
     607,055   Ceridian Corp.*                                                                    8,753,733

Computers - 1.0%
     616,460   Dell Computer Corp.*                                                              16,484,140
Containers - Metal and Glass - 0.5%
     156,715   Ball Corp.                                                                         8,022,241

Containers - Paper and Plastic - 1.5%
     294,035   Bemis Company, Inc.                                                               14,592,957
     295,070   Sealed Air Corp.*                                                                 11,006,111

                                                                                                 25,599,068

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Cosmetics and Toiletries - 6.7%
   1,344,483   Colgate-Palmolive Co.                                                       $     70,491,244
     480,183   Procter & Gamble Co.                                                              41,266,927

                                                                                                111,758,171

Data Processing and Management - 1.5%
     150,970   Automatic Data Processing, Inc.                                                    5,925,573
     473,545   Fiserv, Inc.*                                                                     16,076,853
     111,630   SEI Investments Co.                                                                3,034,103

                                                                                                 25,036,529

Dental Supplies and Equipment - 0.1%
      53,785   Patterson Dental Co.*                                                              2,352,556

Distribution and Wholesale - 0.4%
     138,545   W.W. Grainger, Inc.                                                                7,141,995

Diversified Operations - 4.8%
     179,830   3M Co.                                                                            22,173,039
     336,070   ARAMARK Corp. - Class B*                                                           7,897,645
   1,176,980   Cendant Corp.*                                                                    12,334,750
     158,870   Illinois Tool Works, Inc.                                                         10,304,308
     135,925   ITT Industries, Inc.                                                               8,249,288
      92,000   SPX Corp.*                                                                         3,445,400
     880,590   Tyco International, Ltd.                                                          15,040,477

                                                                                                 79,444,907

E-Commerce/Products - 0.9%
     821,340   Amazon.com, Inc.*                                                                 15,515,113

E-Commerce/Services - 1.0%
     244,137   eBay, Inc.*                                                                       16,557,371

Electronic Components - Semiconductors - 1.4%
     335,020   NVIDIA Corp.*                                                                      3,856,080
   1,253,495   Texas Instruments, Inc.                                                           18,814,960

                                                                                                 22,671,040

Fiduciary Banks - 4.1%
   1,962,946   Bank of New York Company, Inc.                                                    47,032,186
     598,622   Northern Trust Corp.                                                              20,981,701

                                                                                                 68,013,887

Finance - Commercial - 1.1%
     937,945   CIT Group, Inc.                                                                   18,383,722

Finance - Investment Bankers/Brokers - 2.4%
   3,726,841   Charles Schwab Corp.                                                              40,436,225

Financial Guarantee Insurance - 1.8%
     720,185   MGIC Investment Corp.                                                             29,743,641

Food - Diversified - 1.0%
     282,130   Unilever N.V. (New York Shares)                                                   17,410,242

Food - Retail - 0.3%
      93,630   Whole Foods Market, Inc.*                                                          4,937,110

Food - Wholesale/Distribution - 0.9%
     528,630   Sysco Corp.                                                                       15,747,888

Health Care Cost Containment - 0.4%
     277,710   First Health Group Corp.*                                                          6,762,239

Hospital Beds and Equipment - 0.6%
     193,140   Hillenbrand Industries, Inc.                                                       9,330,593

Human Resources - 0.5%
     512,015   Robert Half International, Inc.*                                                   8,248,562

Industrial Gases - 0.3%
      92,265   Praxair, Inc.                                                                      5,330,149

Instruments - Scientific - 0.2%
      98,035   Dionex Corp.*,#                                                             $      2,908,698

Insurance Brokers - 0.3%
     146,945   Arthur J. Gallagher & Co.                                                          4,317,244

Life and Health Insurance - 2.1%
   1,027,150   AFLAC, Inc.                                                                       30,937,758
      66,885   StanCorp Financial Group, Inc.                                                     3,267,332

                                                                                                 34,205,090

Machine Tools and Related Products - 0.4%
     175,415   Kennametal, Inc.                                                                   6,048,309

Medical - Drugs - 0.6%
      69,460   Forest Laboratories, Inc.*                                                         6,822,361
      89,280   Novartis A.G. (ADR)**                                                              3,279,254

                                                                                                 10,101,615
Medical - HMO - 0.8%
     157,725   UnitedHealth Group, Inc.                                                          13,170,038

Medical - Wholesale Drug Distributors - 0.7%
     187,870   Cardinal Health, Inc.                                                             11,120,025

Medical Instruments - 1.4%
     676,110   Apogent Technologies, Inc.*                                                       14,063,088
     225,370   St. Jude Medical, Inc.*                                                            8,951,696

                                                                                                 23,014,784

Medical Products - 2.6%
     389,130   Johnson & Johnson                                                                 20,900,172
     218,295   Stryker Corp.                                                                     14,651,960
      13,523   Synthes-Stratec, Inc.**                                                            8,293,619

                                                                                                 43,845,751
Metal Processors and Fabricators - 0.3%
     206,160   Precision Castparts Corp.                                                          4,999,380

Motorcycle and Motor Scooter Manufacturig - 0.7%
     258,320   Harley-Davidson, Inc.                                                             11,934,384

Multi-Line Insurance - 0.7%
     220,430   PartnerRe, Ltd.                                                                   11,422,683

Multimedia - 10.4%
   6,364,898   AOL Time Warner, Inc.*                                                            83,380,164
   2,206,739   Viacom, Inc. - Class B*                                                           89,946,682

                                                                                                173,326,846

Networking Products - 1.1%
   1,367,664   Cisco Systems, Inc.*                                                              17,916,398

Optical Supplies - 0.9%
     358,685   Alcon, Inc. (New York Shares)*,**                                                 14,150,123

Property and Casualty Insurance - 2.8%
     280,037   W. R. Berkley Corp.                                                               11,092,266
     455,570   XL Capital, Ltd. - Class A                                                        35,192,783

                                                                                                 46,285,049

Reinsurance - 2.4%
          34   Berkshire Hathaway, Inc. - Class A*                                                2,473,500
       9,765   Berkshire Hathaway, Inc. - Class B*                                               23,660,595
     345,720   RenaissanceRe Holdings, Ltd.                                                      13,690,512

                                                                                                 39,824,607

Retail - Discount - 1.5%
     774,079   Costco Wholesale Corp.*                                                           21,720,657
     139,880   TJX Companies, Inc.                                                                2,730,458

                                                                                                 24,451,115

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Retail - Drug Store - 2.8%
   1,565,300   Walgreen Co.                                                                $     45,691,107

Schools - 0.4%
     168,427   Apollo Group, Inc. - Class A*                                                      7,410,788

Semiconductor Components/Integrated Circuits - 8.5%
   2,181,987   Linear Technology Corp.                                                           56,120,706
   2,597,341   Maxim Integrated Products, Inc.                                                   85,816,147

                                                                                                141,936,853

Semiconductor Equipment - 0.5%
     216,940   KLA-Tencor Corp.*                                                                  7,673,168

Super-Regional Banks - 1.0%
     294,085   Fifth Third Bancorp                                                               17,218,677

Television - 2.2%
   1,523,501   Univision Communications, Inc. - Class A*                                         37,325,775

Textile-Home Furnishings - 0.2%
      59,240   Mohawk Industries, Inc.*                                                           3,373,718

Tools - Hand Held - 0.7%
     343,470   Stanley Works                                                                     11,877,193

Transportation - Services - 1.7%
     129,280   Expeditors International of Washington, Inc.                                       4,220,992
     373,965   United Parcel Service, Inc. - Class B                                             23,589,712

                                                                                                 27,810,704
-----------------------------------------------------------------------------------------------------------
Total Common Stock (cost $1,939,401,149)                                                      1,658,664,782
-----------------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.8%
  $13,800,000    ABN AMRO Bank N.V., 1.26%
                 dated 12/31/02, maturing 1/2/03
                 to be repurchased at $13,800,966
                 collateralized by $13,082,287
                 in U.S. Government Agencies
                 5.875%-9.50%, 3/21/11-4/1/32
                 $5,880,819 in U.S. Treasury Bills
                 0%, 3/20/03-3/27/03; with respective
                 values of $8,211,393 and $5,864,607
                 (cost $13,800,000)                                                              13,800,000
-----------------------------------------------------------------------------------------------------------
Total Investments (total cost $1,953,201,149) - 100.6%                                        1,672,464,782
-----------------------------------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.6)%                                 (10,248,792)
-----------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                          $  1,662,215,990
-----------------------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2002

COUNTRY                 % OF INVESTMENT SECURITIES      MARKET VALUE
------------------------------------------------------------------------
Bermuda                                        4.5%   $      75,346,455
Ireland                                        0.9%          15,324,679
Netherlands                                    1.1%          17,410,242
Switzerland                                    1.5%          25,722,996
United States++                               92.0%       1,538,660,410
------------------------------------------------------------------------
Total                                        100.0%   $   1,672,464,782

++Includes Short-Term Securities (91.2% excluding Short-Term Securities)


FORWARD CURRENCY CONTRACTS, OPEN AT DECEMBER 31, 2002

CURRENCY SOLD AND                     CURRENCY           CURRENCY          UNREALIZED
SETTLEMENT DATE                     UNITS SOLD    VALUE IN $ U.S.         GAIN/(LOSS)
--------------------------------------------------------------------------------------
Swiss Franc 4/15/03                  8,400,000        $ 6,091,223          $ (410,565)
--------------------------------------------------------------------------------------
Total                                                 $ 6,091,223          $ (410,565)

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO                        Jonathan Coleman,
                                                               portfolio manager

[PHOTO OF JONATHAN COLEMAN]

For the fiscal year ended December 31, 2002, Janus Aspen Aggressive Growth Portfolio declined 27.93% for its Institutional Shares and 28.12% for its Service Shares. This compares with a 14.51% loss posted by its benchmark, the Standard & Poor's MidCap 400 Index.(1) This performance earned the Portfolio's Institutional Shares a second-quartile ranking for the one-year period ended December 31, 2002, placing it 31st out of 83 variable annuity multi-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2) Heavily contributing to our underperformance was our slightly lower weighting in technology stocks, which led a late-year rally, and a higher weighting in healthcare names, a group that suffered from a significant market rotation during the period. We feel, however, this was more likely rooted in short-term speculation and investor psychology than a tangible change in company fundamentals.

The year offered a wild ride for the market, which was mired in negative investor sentiment fueled by an uncertain corporate earnings picture and, more importantly, the ongoing weight of corporate accounting scandals.

I have not changed my investment approach since taking over as manager of the Portfolio in February 2002. I have, however, positioned the Portfolio more broadly across industries and continue to focus on identifying companies with strong market positions, as evidenced by stable and improving margins over time. This is a time when many question the integrity of corporate income statements and balance sheets. Free cash flow remains the ultimate barometer on which the value of a company can be measured, and it is very difficult to fake. I put substantial effort into identifying companies that generate significant free cash flow today and will use it to the benefit of shareholders via dividends, share repurchase, debt repayment, or smart acquisitions.

Turning to the performance of the Portfolio, clearly, I am not happy with our results this year. The first goal is to make money for our shareholders, and we failed to achieve this objective. However, I am encouraged that the relative returns improved toward year-end and I feel we have identified many companies at very attractive prices relative to their free cash flow.

One of the biggest disappointments this year was clinical testing provider Laboratory Corporation of America. Lab Corp.'s perceived economic insensitivity had made it one of the Portfolio's strongest contributors early in the year. The company's shares, however, lost ground following quarterly earnings that highlighted concerns about pricing by competitors and some market share loss in its important North Carolina region. Based on our checks, we became increasingly concerned that the market share loss may have been caused by deteriorating service to some larger customers. We viewed these problems as a significant contributor to its recent earnings shortfalls, and sufficient impetus to sell the entire position.

Another disappointment was Concord EFS, Inc. The electronic transaction and data processing firm was hit hard by a deterioration in the quality of its earnings, which began when Concord disclosed a one-time sale of equipment that contributed to its results. This was troubling to the market and to us as the company makes the vast majority of its income from a recurring revenue transaction model, not a hardware sale. Consequently, we significantly reduced our position in Concord.

There were some bright spots in the midst of a dreary market. We achieved gains from our investment in International Game Technology, a slot machine manufacturer that controls roughly 70% market share in the United States. IGT maintains its strong position by substantially outspending its competition in R&D, resulting in a product line that remains innovative. Unit demand is strong as existing local and destination casinos continue to spend capital on slot machines to attract both new and returning customers.

Another longtime holding that performed well was Apollo Group, which operates the University of Phoenix. Apollo continues to expand operating margins impressively at both its physical campuses and within its online course offerings. In addition to the growing demand for adult education, the company also is benefiting from the pricing umbrella created by double-digit tuition increases at many public and private universities around the country.

Going forward, I continue to focus on balancing the Portfolio in this unpredictable environment. To me, this means looking broadly across all industries and market capitalizations. Volatility in the market is here to stay
- this is both good and bad. Volatility provides the opportunity to buy great franchises at discounts to their fair value; our research team uncovers these opportunities every day. Volatility also creates risk - I feel the best way to insulate against that risk is by running a flat portfolio. As such, I am currently keeping the top position size in the Portfolio capped at roughly a 3% limit. I believe this positioning provides the best opportunity for outperformance in both good and bad markets.

Thank you for your continued investment in Janus Aspen Aggressive Growth Portfolio.

PORTFOLIO ASSET MIX
(% OF NET ASSETS)                DECEMBER 31, 2002    DECEMBER 31, 2001
-------------------------------------------------------------------------
Equities                                      90.0%                90.8%
  Foreign                                      6.5%                 2.5%
Top 10 Equities                               22.3%                32.5%
Number of Stocks                                98                   70
Cash and Cash Equivalents                     10.0%                 9.2%

(1)  All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of December 31, 2002, Lipper ranked Janus Aspen Aggressive Growth Portfolio - Institutional Shares 19th out of 38 variable annuity multi-cap growth funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2002

Institutional Shares (Inception Date 9/13/93)
  1 Year                                                        (27.93)%
  5 Year                                                         (2.08)%
  From Inception                                                  7.25%
------------------------------------------------------------------------
S&P MidCap 400 Index
  1 Year                                                        (14.51)%
  5 Year                                                          6.41%
  From Inception Date of Institutional Shares                    12.17%
------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
  1 Year                                                        (28.12)%
  5 Year                                                         (2.36)%
  From Portfolio Inception                                        6.97%
------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Returns have sustained significant gains and losses due to market volatility in the technology sector.

Aggressive funds may be subject to greater price volatility.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                         ONE YEAR       FIVE YEAR        SINCE 9/13/93*
Janus Aspen Aggressive Growth Portfolio
  - Institutional Shares                                 (27.93)%        (2.08)%              7.25%
S&P MidCap 400 Index                                     (14.51)%         6.41%              12.17%

[CHART]

PERFORMANCE OVERVIEW

                    JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES   S & P MIDCAP 400 INDEX
 9/13/1993                                       10000                                         10000
12/31/1993                                    11805.09                                      10475.62
 3/31/1994                                    11294.87                                      10077.74
 6/30/1994                                     11139.8                                       9710.27
 9/30/1994                                    13011.45                                      10367.68
12/31/1994                                     13732.6                                      10100.15
 3/31/1995                                    13833.43                                      10917.07
 6/30/1995                                    14631.83                                      11880.12
 9/30/1995                                    16598.36                                      13039.66
12/31/1995                                    17506.91                                      13226.01
 3/31/1996                                     19167.4                                       14040.2
 6/30/1996                                    19582.85                                      14444.64
 9/30/1996                                    19437.79                                      14865.16
12/31/1996                                       18899                                      15765.57
 3/31/1997                                    16588.43                                      15531.26
 6/30/1997                                    19396.34                                       17814.1
 9/30/1997                                    20909.09                                      20678.03
12/31/1997                                    21292.46                                      20850.41
 3/31/1998                                    23862.07                                      23147.04
 6/30/1998                                    24970.72                                      22651.17
 9/30/1998                                     21230.3                                      19373.84
12/31/1998                                    28586.81                                      24835.69
 3/31/1999                                    33580.71                                      23251.58
 6/30/1999                                    37372.36                                      26541.89
 9/30/1999                                    40438.15                                      24313.28
12/31/1999                                    64435.48                                       28491.7
 3/31/1999                                    71042.04                                      32106.93
 6/30/2000                                    65448.29                                      31048.59
 9/30/2000                                    63962.78                                      34820.46
12/31/2000                                    43932.80                                      33479.66
 1/31/2001                                                                                  34225.28
 3/31/2001                                    29821.05                                      29872.76
 6/29/2001                                    32290.01                                      33803.63
 7/31/2001                                                                                  33300.05
09/30/2001                                    23406.62                                      28203.54
12/31/2001                                    26601.74                                       33273.5
01/31/2002                                                                                  33097.35
02/28/2002                                                                                  33145.26
03/31/2002                                     24217.5                                      35514.62
04/30/2002                                                                                  35348.61
05/31/2002                                                                                  34752.43
06/30/2002                                    21482.29                                      32208.83
07/31/2002                                                                                     29086
12/31/2002                                    19170.68                                      28447.98


*The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Common Stock - 90.0%
Advertising Sales - 2.8%
   1,196,253   Lamar Advertising Co.*                                                      $     40,253,913

Agricultural Operations - 0.2%
     123,900   Bunge, Ltd.                                                                        2,981,034

Airlines - 0.9%
     353,705   Ryanair Holdings PLC (ADR)*                                                       13,851,088

Automotive - Truck Parts and Equipment - 0.4%
     161,325   Lear Corp.*                                                                        5,368,896

Building - Mobile Home and Manufactured Housing - 0.4%
     431,965   Clayton Homes, Inc.                                                                5,261,334

Building - Residential and Commercial - 1.0%
      46,380   NVR, Inc.*                                                                        15,096,690

Casino Hotels - 0.6%
     266,680   Mandalay Resort Group*                                                             8,163,075

Casino Services - 2.5%
     480,440   International Game Technology*                                                    36,475,005

Commercial Banks - 2.9%
     154,210   Commerce Bancorp, Inc.                                                      $      6,660,330
     138,795   M&T Bank Corp.                                                                    11,013,383
     551,230   National Commerce Financial Corp.                                                 13,146,835
     247,505   North Fork Bancorporation, Inc.                                                    8,350,819
      79,590   TCF Financial Corp.                                                                3,477,287

                                                                                                 42,648,654

Commercial Services - Finance - 3.1%
     286,710   Concord EFS, Inc.*                                                                 4,512,815
     496,385   Moody's Corp.                                                                     20,495,737
     721,913   Paychex, Inc.                                                                     20,141,373

                                                                                                 45,149,925

Computer Services - 1.0%
     894,370   BISYS Group, Inc.*                                                                14,220,483

Computers - 0.6%
     599,435   Apple Computer, Inc.*                                                              8,589,904

Computers - Integrated Systems - 0.5%
     192,600   Diebold, Inc.                                                                      7,938,972

Containers - Metal and Glass - 1.7%
     479,810   Ball Corp.                                                                        24,561,474

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Data Processing and Management - 0.5%
     311,235   Certegy, Inc.*                                                              $      7,640,819

Dialysis Centers - 0.3%
     181,075   Davita, Inc.*                                                                      4,467,120

Disposable Medical Products - 0.8%
     207,775   C.R. Bard, Inc.                                                                   12,050,950

Distribution and Wholesale - 1.1%
      82,300   Fastenal Co.                                                                       3,077,197
     239,205   W.W. Grainger, Inc.                                                               12,331,018

                                                                                                 15,408,215

Diversified Operations - 1.8%
   1,194,785   Cendant Corp.*                                                                    12,521,347
     131,635   Lancaster Colony Corp.                                                             5,144,296
     243,840   SPX Corp.*                                                                         9,131,808

                                                                                                 26,797,451

E-Commerce/Services - 0.9%
     199,730   eBay, Inc.*                                                                       13,545,689

Electric Products - Miscellaneous - 0.7%
     270,755   AMETEK, Inc.                                                                      10,421,360

Electronic Components - Semiconductors - 2.0%
     376,194   Cree, Inc.*                                                                        6,150,772
     655,415   National Semiconductor Corp.*                                                      9,837,779
   1,106,930   NVIDIA Corp.*                                                                     12,740,764

                                                                                                 28,729,315

Electronic Design Automation - 0.5%
     565,225   Cadence Design Systems, Inc.*                                                      6,664,003

Entertainment Software - 0.3%
      76,675   Electronic Arts, Inc.*                                                             3,816,115

Fiduciary Banks - 1.4%
     602,560   Northern Trust Corp.                                                              21,119,728

Finance - Investment Bankers/Brokers - 1.7%
     703,495   Charles Schwab Corp.                                                               7,632,921
     313,110   Lehman Brothers Holdings, Inc.                                                    16,685,632

                                                                                                 24,318,553

Financial Guarantee Insurance - 1.2%
     425,025   MGIC Investment Corp.                                                             17,553,532

Food - Dairy Products - 1.4%
     557,790   Dean Foods Co.*                                                                   20,694,009

Health Care Cost Containment - 1.5%
     917,980   First Health Group Corp.*                                                         22,352,813

Hotels and Motels - 1.5%
     230,955   Marriott International, Inc. - Class A                                             7,591,491
     575,955   Starwood Hotels & Resorts Worldwide, Inc.                                         13,673,172

                                                                                                 21,264,663

Human Resources - 1.6%
     209,645   Manpower, Inc.                                                                     6,687,676
   1,019,610   Robert Half International, Inc.*                                                  16,425,917

                                                                                                 23,113,593

Industrial Gases - 0.5%
     138,235   Praxair, Inc.                                                                      7,985,836

Investment Management and Advisory Services - 1.1%
     603,070   T. Rowe Price Group, Inc.                                                         16,451,750

Life and Health Insurance - 1.9%
     947,360   AFLAC, Inc.                                                                 $     28,534,483

Medical - Biomedical and Genetic - 0.8%
     433,475   Enzon, Inc.*                                                                       7,247,702
     116,520   Millipore Corp.*                                                                   3,961,680

                                                                                                 11,209,382

Medical - Drugs - 1.5%
     137,265   Forest Laboratories, Inc.*                                                        13,482,168
     494,702   King Pharmaceuticals, Inc.*                                                        8,503,927

                                                                                                 21,986,095

Medical - Generic Drugs - 0.8%
     188,050   Barr Laboratories, Inc.*                                                          12,240,175

Medical - HMO - 0.9%
     207,990   Anthem, Inc.*                                                                     13,082,571

Medical - Hospitals - 2.0%
     435,635   Community Health Care Corp.*                                                       8,969,725
   1,173,320   Health Management Associates, Inc.
                 - Class A                                                                       21,002,428

                                                                                                 29,972,153

Medical Instruments - 3.2%
     814,560   Apogent Technologies, Inc.*                                                       16,942,848
     743,110   St. Jude Medical, Inc.*                                                           29,516,329

                                                                                                 46,459,177

Medical Labs and Testing Services - 1.3%
     330,150   Quest Diagnostics, Inc.*                                                          18,785,535

Medical Products - 1.1%
     247,175   Stryker Corp.                                                                     16,590,386

Non-Hazardous Waste Disposal - 0.3%
     432,860   Allied Waste Industries, Inc.*                                                     4,328,600

Oil Companies - Exploration and Production - 5.2%
     719,565   EOG Resources, Inc.                                                               28,725,035
     428,090   Murphy Oil Corp.                                                                  18,343,656
     549,550   Ocean Energy, Inc.                                                                10,974,513
     691,650   Pioneer Natural Resources Co.*                                                    17,464,162
                                                                                                 75,507,366

Oil Field Machinery and Equipment - 0.7%
     311,300   Smith International, Inc.*                                                        10,154,606

Optical Supplies - 0.4%
     146,740   Alcon, Inc.*                                                                       5,788,893

Pipelines - 2.6%
     904,755   Kinder Morgan, Inc.                                                               38,243,994

Power Converters and Power Supply Equipment - 0.3%
     291,705   American Power Conversion Corp.*                                                   4,419,331

Printing - Commercial - 0.5%
     239,355   Valassis Communications, Inc.*                                                     7,044,218

Property and Casualty Insurance - 2.0%
     275,955   W. R. Berkley Corp.                                                               10,930,578
     244,320   XL Capital, Ltd. - Class A                                                        18,873,720

                                                                                                 29,804,298

Radio - 3.8%
     501,226   Cox Radio, Inc. - Class A*                                                        11,432,965
     279,596   Entercom Communications Corp.*                                                    13,118,644
     631,557   Hispanic Broadcasting Corp.*                                                      12,978,496
     500,910   Westwood One, Inc.*                                                               18,713,998

                                                                                                 56,244,103

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Reinsurance - 5.8%
      19,791   Berkshire Hathaway, Inc. - Class B*                                         $     47,953,593
     265,200   Everest Re Group, Ltd.                                                            14,665,560
     148,470   Montpelier Re Holdings, Ltd.
                 (New York Shares)*                                                               4,275,936
     435,915   Renaissance Re Holdings, Ltd.                                                     17,262,234

                                                                                                 84,157,323

Retail - Discount - 0.4%
     100,910   Dollar Tree Stores, Inc.*                                                          2,479,359
     112,055   Fred's, Inc.                                                                       2,879,814

                                                                                                  5,359,173

Retail - Office Supplies - 1.0%
     794,290   Staples, Inc.*                                                                    14,535,507

Retail - Restaurants - 1.4%
     214,020   Darden Restaurants, Inc.                                                           4,376,709
     641,735   Yum! Brands, Inc.*                                                                15,542,822

                                                                                                 19,919,531

Satellite Telecommunications - 1.6%
   1,055,575   EchoStar Communications Corp. - Class A*                                          23,497,099

Savings/Loan/Thrifts - 0.4%
     424,065   Sovereign Bancorp, inc.                                                            5,958,113

Schools - 1.9%
     632,294   Apollo Group, Inc. - Class A*                                                     27,820,936

Semiconductor Components/Integrated Circuits - 0.7%
     534,045   Marvell Technology Group, Ltd.*                                                   10,072,089

Semiconductor Equipment - 2.0%
     409,030   KLA-Tencor Corp.*                                                                 14,467,391
     551,930   Novellus Systems, Inc.*                                                           15,498,194

                                                                                                 29,965,585

Telecommunication Equipment - 0.5%
     259,695   Harris Corp.                                                                       6,829,978

Textile-Home Furnishings - 1.5%
     390,835   Mohawk Industries, Inc.*                                                          22,258,053

Tools - Hand Held - 0.8%
     339,785   Stanley Works                                                                     11,749,765

Transportation - Air Freight - 0.9%
     386,710   CNF, Inc.                                                                         12,854,240

Transportation - Railroad - 0.5%
     186,720   Canadian National Railway Co.
                 (New York Shares)                                                                7,760,083

Transportation - Services - 0.4%
     174,160   Expeditors International of Washington, Inc.                                       5,686,324

Travel Services - 1.5%
     949,600   USA Interactive*                                                                  21,707,856
-----------------------------------------------------------------------------------------------------------
Total Common Stock (cost $1,398,211,136)                                                      1,315,482,982
-----------------------------------------------------------------------------------------------------------
Short-Term Corporate Notes - 7.4%
               Citigroup, Inc.
 $ 72,000,000     1.15%, 1/2/03                                                                  71,997,700
               General Electric Capital Corp.
   35,900,000     1.25%, 1/2/03                                                                  35,898,753
-----------------------------------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $107,896,453)                                                                 107,896,453
-----------------------------------------------------------------------------------------------------------

U.S. Government Agency - 3.4%
               Federal Farm Credit Bank
 $ 50,000,000  2.13%, 4/14/03 (cost $49,695,292)                                           $     49,837,100
-----------------------------------------------------------------------------------------------------------
Total Investments (total cost $1,555,802,881) - 100.8%                                        1,473,216,535
-----------------------------------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.8)%                                 (11,854,519)
-----------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                          $  1,461,362,016
-----------------------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2002

COUNTRY                 % OF INVESTMENT SECURITIES      MARKET VALUE
------------------------------------------------------------------------
Bermuda                                        4.6%   $      68,130,573
Canada                                         0.5%           7,760,083
Ireland                                        1.0%          13,851,088
Switzerland                                    0.4%           5,788,893
United States++                               93.5%       1,377,685,898
------------------------------------------------------------------------
Total                                        100.0%   $   1,473,216,535

++Includes Short-Term Securities (82.8% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO            Scott Schoelzel,
                                                      portfolio manager

[PHOTO OF SCOTT SCHOELZEL]

For the 12-months ended December 31, 2002, Janus Aspen Series Capital Appreciation Portfolio meaningfully outperformed its benchmark, the Standard & Poor's 500(R) Index, declining 15.67% for its Institutional Shares and 15.93% for its Service Shares.(1) By comparison, the Index declined 22.09%, capping the worst three-year performance in the popular average since 1939, 1940 and 1941. This performance earned the Portfolio's Institutional Shares a top-decile ranking for the one-year period ended December 31, 2002, placing it 3rd out of 135 variable annuity large-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

Although the markets have been very tough these past few years, Janus Aspen Series Capital Appreciation Portfolio remains one of the true bright spots among large-cap growth funds. For the five years ended December 31, 2002, the Portfolio was the single best-performing fund among variable annuity large-cap growth funds tracked by Lipper. During this time period the Portfolio's Institutional Shares ranked 1st out of the 64 variable annuity large-cap growth funds tracked by Lipper. For the three-year period, the Portfolio's Institutional and Service Shares ranked 16th and 21st, respectively, out of 95 funds tracked by Lipper, and for the year just ended, the Portfolio's Institutional and Service Shares ranked 3rd and 4th, respectively, out of 135 funds tracked by Lipper - a record we are quite proud of here at Janus.

Despite our overall success, some investments have not lived up to our expectations. Home Depot was one of our poorest performers in 2002. The company has been pressured by the improved performance of its largest competitor, Lowe's. At the same time, some of its own sales and operating initiatives have failed to achieve the desired results. We had high hopes for Home Depot's new, GE-bred CEO, but it's clear that the transition from GE to the world of retail is proving more difficult than imagined.

AOL Time Warner was also one of our weaker performers. Much has been written about the turmoil at AOL, and when we bought our position, we didn't accurately anticipate just how ugly relations between AOL and Time Warner would become and how much this vicious spiral would adversely affect their already-difficult business. Going forward, we see an improving environment for advertising spending, a company that has some of the best media assets in the world in Time Warner Cable, HBO, CNN, the Harry Potter and Lord of the Rings franchises, with one division, AOL, in the midst of being meaningfully restructured. We expect that CEO Richard Parsons and his management team will make good on their vow to streamline the company's operations, pay down its corporate debt and get AOL better positioned for the inevitable transition to a broadband world. Needless to say, the AOL situation is very fluid and we are constantly monitoring events at the company.

Looking forward to 2003 the Portfolio is well diversified among a variety of industries, and we have concentrated a few of our investments in what we view as particularly attractive situations. Our largest holding going into the New Year, and a solid performer in 2002, is Bank of America. Bank of America has done an excellent job of managing the quality of its loan portfolios during this economic downturn. The Bank's continued focus on integrating past acquisitions, a back-to-basics approach with its retail customers, and judicious management of its expense structure has enabled it to become the fifth most profitable company in the country. It has used this profitability to continue to grow its business while, at the same time, demonstrating high regard for its shareholders by returning capital to them via an aggressive share repurchase program.

Other top holdings going into 2003 include ExxonMobil, United Healthcare and Microsoft. Each company has been enormously cash generative with very steady business fundamentals and, like Bank of America, has been aggressively buying back its shares in the open market, almost daily.

Finally, I appreciate your continued confidence and patience. Although strong stock selection enabled us to outperform the averages in 2002, on an absolute basis, the Portfolio's performance was disappointing. Without question, the past three years have been excruciating for all investors. The investment climate is as tough as we have seen in decades, but we have the resources and the unwavering commitment to see our shareholders through these challenging times.

Thank you for your investment in Janus Aspen Capital Appreciation Portfolio.

PORTFOLIO ASSET MIX
(% OF NET ASSETS)                DECEMBER 31, 2002    DECEMBER 31, 2001
------------------------------------------------------------------------
Equities                                      95.7%                80.2%
  Foreign                                      6.0%                 8.9%
  Europe                                       6.0%                 5.6%
Top 10 Equities                               51.7%                47.0%
Number of Stocks                                31                   28
Cash, Cash Equivalents
  and Fixed Income Securities                  4.3%                19.8%

(1)  All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of December 31, 2002, Lipper ranked Janus Aspen Capital Appreciation Portfolio - Institutional Shares 1st out of 64 variable annuity large-cap growth funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2002

Institutional Shares (Inception Date 5/1/97)
  1 Year                                                        (15.67)%
  5 Year                                                          7.37%
  From Inception                                                 11.00%
----------------------------------------------------------------------
S&P 500(R) Index
  1 Year                                                        (22.09)%
  5 Year                                                         (0.58)%
  From Inception of Institutional Shares                          3.12%
----------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
  1 Year                                                        (15.93)%
  5 Year                                                          6.88%
  From Portfolio Inception                                       10.59%
----------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

Average Annual Total Return - for the periods ended December 31, 2002

                                                      ONE YEAR      FIVE YEAR   SINCE 5/1/97*
Janus Aspen Capital Appreciation Portfolio
  - Institutional Shares                             (15.67)%      7.37%             11.00%
S&P 500(R) Index                                     (22.09)%     (0.58)%             3.12%

[CHART]

PERFORMANCE OVERVIEW

                  JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES   S & P 500 INDEX
  5/1/1997                                   10000                                          10000
 5/31/1997                                   11360                                          10611
 6/30/1997                                   11750                                       11082.73
 7/31/1997                                   12790                                       11964.34
 8/30/1997                                   12700                                       11294.58
 9/30/1997                                   12950                                       11912.79
10/31/1997                                   12510                                       11515.39
11/30/1997                                   12290                                       12048.02
12/31/1997                                12660.26                                       12254.78
 1/31/1998                                12810.73                                       12390.19
 2/28/1998                                14024.59                                       13283.31
 3/31/1998                                14867.27                                       13962.98
 4/30/1998                                15509.31                                       14105.97
 5/31/1998                                14837.18                                       13863.84
 6/30/1998                                16595.67                                       14426.57
 7/31/1998                                17027.12                                        14274.1
 8/31/1998                                13976.88                                       12211.83
 9/30/1998                                14940.12                                        12994.8
10/31/1998                                15060.52                                       14050.18
11/30/1998                                16565.57                                       14901.39
12/31/1998                                20017.15                                       15759.51
 1/31/1999                                22416.39                                       16418.28
 2/28/1999                                22125.27                                       15908.09
 3/31/1999                                24835.71                                       16544.38
 4/30/1999                                 25247.3                                       17185.05
 5/31/1999                                23972.39                                        16779.7
 6/30/1999                                25158.21                                       17708.38
 7/31/1999                                 23629.2                                       17157.86
 8/31/1999                                23518.55                                       17072.91
 9/30/1999                                23578.91                                       16605.46
10/31/1999                                25369.46                                       17655.81
11/30/1999                                27471.84                                        18014.7
12/31/1999                                33427.66                                       19074.25
 3/31/2000                                37549.43                                       19511.09
 6/30/2000                                32091.41                                       18992.86
 9/30/2000                                 33118.8                                       18808.79
12/31/2000                                27349.03                                       17338.15
01/31/2001                                27716.54                                       17952.92
02/28/2001                                24715.19                                       16316.99
03/31/2001                                22581.58                                       15283.88
04/30/2001                                   25195                                       16470.65
05/31/2001                                24990.82                                       16581.14
06/30/2001                                23654.86                                       16177.73
 7/31/2001                                22636.23                                       16018.41
12/31/2001                                 21421.9                                       15279.05
01/31/2002                                20822.25                                        15056.2
02/28/2002                                20294.97                                       14765.78
03/31/2002                                21070.38                                       15321.17
04/30/2002                                20429.38                                       14392.69
05/31/2002                                20501.75                                       14287.03
06/30/2002                                19943.84                                       13269.72
07/31/2002                                18646.76                                       12235.59
12/31/2002                                18064.93                                       11903.98

*The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Common Stock - 95.7%
Aerospace and Defense - 4.5%
     510,085   General Dynamics Corp.                                                      $     40,485,446

Applications Software - 5.0%
     867,255   Microsoft Corp.*                                                                  44,837,084

Athletic Footwear - 2.3%
     468,975   NIKE, Inc. - Class B                                                              20,855,318

Beverages - Non-Alcoholic - 1.8%
     358,835   Coca-Cola Co.                                                                     15,724,150

Cellular Telecommunications - 1.8%
     726,950   Vodafone Group PLC**                                                               1,323,408
     795,520   Vodafone Group PLC (ADR)**                                                        14,414,822

                                                                                                 15,738,230

Diversified Operations - 2.8%
     201,800   3M Co.                                                                            24,881,940

E-Commerce/Services - 1.6%
     207,915   eBay, Inc. *                                                                      14,100,795

Entertainment Software - 2.1%
     379,045   Electronic Arts, Inc.*                                                            18,865,070

Finance - Consumer Loans - 3.6%
     312,510   SLM Corp.                                                                         32,457,289

Finance - Investment Bankers/Brokers - 3.8%
     498,535   Goldman Sachs Group, Inc.                                                   $     33,950,233

Finance - Mortgage Loan Banker - 2.9%
     403,310   Fannie Mae                                                                        25,944,932

Food - Diversified - 0.4%
      64,265   Unilever N.V. (New York Shares)**                                                  3,965,793

Medical - Biomedical and Genetic - 1.1%
     306,050   Genentech, Inc.*                                                                  10,148,618

Medical - Drugs - 2.5%
     224,265   Forest Laboratories, Inc.*                                                        22,027,308

Medical - HMO - 6.5%
     696,695   UnitedHealth Group, Inc.                                                          58,174,033

Medical - Wholesale Drug Distributors - 3.0%
     164,380   AmerisourceBergen Corp.                                                            8,927,478
     296,485   Cardinal Health, Inc.                                                             17,548,947

                                                                                                 26,476,425

Medical Instruments - 6.2%
   1,221,405   Medtronic, Inc.                                                                   55,696,068

Multi-Line Insurance - 3.8%
     588,095   American International Group, Inc.                                                34,021,296

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Multimedia - 8.8%
   3,673,063   AOL Time Warner, Inc.*                                                      $     48,117,125
     749,100   Viacom, Inc. - Class B*                                                           30,533,316

                                                                                                 78,650,441

Oil Companies - Exploration and Production - 3.5%
     661,215   Anadarko Petroleum Corp.                                                          31,672,199

Oil Companies - Integrated - 4.8%
   1,239,335   Exxon Mobil Corp.                                                                 43,302,365

Retail - Regional Department Stores - 1.9%
     304,785   Kohl's Corp.*                                                                     17,052,721

Satellite Telecommunications - 1.6%
     628,253   EchoStar Communications Corp. - Class A*                                          13,984,912

Super-Regional Banks - 9.3%
     864,335   Bank of America Corp.                                                             60,131,786
     488,205   Wells Fargo & Co.                                                                 22,882,168

                                                                                                 83,013,954

Telecommunication Equipment - 3.8%
   2,215,590   Nokia Oyj (ADR)**                                                                 34,341,645

Transportation - Services - 4.9%
     698,315   United Parcel Service, Inc. - Class B                                             44,049,710

Wireless Equipment - 1.4%
     334,780   QUALCOMM, Inc.*                                                                   12,182,644
-----------------------------------------------------------------------------------------------------------
Total Common Stock (cost $971,988,387)                                                          856,600,619
-----------------------------------------------------------------------------------------------------------
U.S. Government Obligations - 0.5%
  $ 4,389,000  U.S. Treasury Notes
                 1.875%, due 9/30/04
                 (cost $4,398,725)                                                                4,419,688
-----------------------------------------------------------------------------------------------------------
Repurchase Agreement - 3.7%
  33,500,000    ABN AMRO Bank N.V., 1.26%
                 dated 12/31/02, maturing 1/2/03
                 to be repurchased at $33,502,345
                 collateralized by $31,757,725
                 in U.S. Government Agencies
                 5.875%-9.50%, 3/21/11-4/1/32
                 $14,275,901 in U.S. Treasury Bills
                 0%, 3/20/03-3/27/03; with respective
                 values of $19,933,454 and $14,236,547
                 (cost $33,500,000)                                                              33,500,000
-----------------------------------------------------------------------------------------------------------
Total Investments (total cost $1,009,887,112) - 99.9%                                           894,520,307
-----------------------------------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%                                       955,974
-----------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                          $    895,476,281
-----------------------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2002

COUNTRY                 % OF INVESTMENT SECURITIES         MARKET VALUE
-------------------------------------------------------------------------
Finland                                        3.8%   $      34,341,645
Netherlands                                    0.4%           3,965,793
United Kingdom                                 1.8%          15,738,230
United States++                               94.0%         840,474,639
-----------------------------------------------------------------------
Total                                        100.0%   $     894,520,307

++Includes Short-Term Securities (90.2% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT DECEMBER 31, 2002

CURRENCY SOLD AND                                      CURRENCY          CURRENCY       UNREALIZED
SETTLEMENT DATE                                      UNITS SOLD   VALUE IN $ U.S.      GAIN/(LOSS)
---------------------------------------------------------------------------------------------------
British Pound 2/21/03                                 1,600,000      $  2,566,256     $    (64,072)
British Pound 4/15/03                                 1,100,000         1,757,781              201
Euro 2/21/03                                          5,500,000         5,758,607         (236,057)
Euro 3/28/03                                          4,200,000         4,391,187              144
---------------------------------------------------------------------------------------------------
Total                                                                $ 14,473,831     $   (299,784)

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN CORE EQUITY PORTFOLIO              Karen L. Reidy, portfolio manager

[PHOTO OF KAREN L. REIDY]

For the 12-month period ended December 31, 2002, Janus Aspen Core Equity Portfolio declined 18.27% for its Institutional Shares and 18.45% for its Service Shares, surpassing its benchmark, the Standard & Poor's 500(R) Index, which lost 22.09%.(1) This performance earned the Portfolio's Institutional and Service Shares first-quartile rankings for the year ended December 31, 2002, placing 18th and 19th, respectively, out of 197 variable annuity large-cap core funds tracked by Lipper, a Reuters Company and a leading mutual fund rating company.(2)

Encouraging news early in the fiscal year suggested an economic recovery was at hand. Those signs proved premature, however, as the economy took a turn for the worse during the spring. Mirroring this downturn, stocks struggled under the weight of ongoing corporate scandals, weak company profits and lackluster business investment. Meanwhile, despite interest rates at 41-year lows, consumer spending moderated as Americans reacted to plunging share prices and tepid job growth by tightening their belts. Consumer confidence suffered as well, resulting in the worst holiday sales season since 1970. A looming U.S. war with Iraq only added to the uncertainty. As the period drew to a close, the most widely watched stock market measures posted their third consecutive year of losses.

Against this volatile backdrop, I attribute the Portfolio's relative outperformance to its defensive positioning, which proved to be appropriate as the year progressed and it became clear that a rebound in the economy and company earnings would be delayed. Not only have the past three years been particularly difficult for investors, but I also see further challenges ahead for both the economy and stock market. Given that, I believe it is more important than ever to adhere to my strategy of focusing on companies with clean balance sheets, rising returns on capital, improving free cash flow and trustworthy managements that have proven to be good shepherds of capital.

Perennial standout and longtime holding Anheuser-Busch exemplifies these qualities. Among the reasons I was first attracted to the brewer was its history of consistent, predictable earnings growth. And Anheuser-Busch has not disappointed. In a climate where pricing power is rare, the maker of Budweiser, Bud Light and Michelob has been able to raise prices as it grows its market share and solidifies its industry dominance. Even so, a slowdown in sales volume and the stock's nearly full valuation led me to slightly trim my Anheuser-Busch position.

Diversified manufacturer 3M Co. was a contributor as well. Selling everything from office supplies to electronics to telecommunications equipment, 3M has successfully weathered the turbulent economic environment through its varied product base and careful cost management and continues to generate solid earnings and revenue growth.

Gannett Co. also supported the Portfolio's performance. My interest in the media giant was piqued by the strength of its USA Today brand. In researching the company, we were pleased to discover that Gannett, which also owns a variety of local newspapers and television stations from Des Moines to the United Kingdom, enjoys substantial asset value, healthy cash flow and relatively low debt. Furthermore, unlike many of its peers Gannett has been able to navigate the recent slump in advertising spending, benefiting from a shift from national advertising to more targeted and cost-effective local ad campaigns.

Hindering results was J.P. Morgan Chase & Co., which I purchased at a reduced price on the strength of the company's capital ratios and the belief that the investment banking business had bottomed out. Unfortunately, Morgan's underwriting business continued to deteriorate, as did the quality of its credit portfolio. Adding to my disappointment was my view that Morgan's management was not proactive in identifying and setting aside reserves for troubled loans. As I lost confidence in J.P. Morgan, I decided to sell the stock.

Industrial conglomerate Honeywell International also lost ground. The biggest maker of cockpit systems and electronics has been hard hit by the near-collapse in the aviation industry and the sharp slowdown in corporate capital investment. Both the economy and capital spending, however, eventually will rebound. Additionally, Honeywell has unique market share strength in its products. In light of the company's position and focus on cost removal, as well as increasing defense budgets, Honeywell remains in the Portfolio.

While I remain cautiously optimistic on prospects for a modest economic resurgence in 2003, I will stand by what I believe to be a prudent long-term investment approach, making changes to the Portfolio in an incremental manner that reflect our proprietary analysis and insights, rather than any attempt to anticipate short-term market rotations. I continue to consider the Portfolio as a whole, balancing holdings with more revenue and earnings upside against stable growers that are cutting costs and bolstering their profit margins. Above all, I will only invest in companies that win my highest confidence.

Thank you for your investment in Janus Aspen Core Equity Portfolio.

PORTFOLIO ASSET MIX
(% OF NET ASSETS)                DECEMBER 31, 2002    DECEMBER 31, 2001
-------------------------------------------------------------------------
Equities                                      94.3%                89.2%
  Foreign                                     13.7%                 6.3%
Top 10 Equities                               27.4%                28.0%
Number of Stocks                                80                   66
Cash, Cash Equivalents
  and Fixed Income Securities                  5.7%                10.8%

(1)  All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of December 31, 2002, Lipper ranked Janus Aspen Core Equity Portfolio - Institutional Shares 1st out of 99 variable annuity large-cap core funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2002

Institutional Shares (Inception Date 5/1/97)
  1 Year                                                        (18.27)%
  5 Year                                                          6.54%
  From Inception                                                 11.46%
----------------------------------------------------------------------
S&P 500(R) Index
  1 Year                                                        (22.09)%
  5 Year                                                         (0.58)%
  From Inception of Institutional Shares                          3.12%
----------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
  1 Year                                                        (18.45)%
  5 Year                                                          6.17%
  From Portfolio Inception                                       11.07%
----------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total returns for each class would have been lower.

AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2002

                                                        ONE YEAR       FIVE YEAR          SINCE 5/1/97*
Janus Aspen Core Equity Portfolio
  - Institutional Shares                                 (18.27)%         6.54%              11.46%
S&P 500(R) Index                                         (22.09)%        (0.58)%              3.12%

[CHART]

PERFORMANCE OVERVIEW

                 JANUS ASPEN CORE EQUITY PORTFOLIO - INSTITUTIONAL SHARES     S & P 500 INDEX
  5/1/1997                                10000                                     10000
 5/31/1997                                10640                                  10611.38
 6/30/1997                                11640                                  11083.12
 7/31/1997                                12660                                  11964.77
 8/30/1997                                12400                                  11294.98
 9/30/1997                                13290                                  11913.22
10/31/1997                                13200                                   11515.8
11/30/1997                                13310                                  12048.45
12/31/1997                             13470.13                                  12255.22
 1/31/1998                             13880.44                                  12390.64
 2/28/1998                             15131.38                                  13283.79
 3/31/1998                             15441.61                                  13963.49
 4/30/1998                             16012.04                                  14106.48
 5/31/1998                             15391.57                                  13864.34
 6/30/1998                             16515.36                                  14427.09
 7/31/1998                             16707.98                                  14274.62
 8/31/1998                             14021.32                                  12212.27
 9/30/1998                             15329.17                                  12995.27
10/31/1998                             15917.19                                  14050.69
11/30/1998                             17062.83                                  14901.93
12/31/1998                             19678.52                                  15760.07
 1/31/1999                             21261.98                                  16418.86
 2/28/1999                             20307.98                                  15908.65
 3/31/1999                             22195.68                                  16544.97
 4/30/1999                             23048.19                                  17185.66
 5/31/1999                             22398.66                                  16780.29
 6/30/1999                             23680.05                                  17710.95
 7/31/1999                             23251.91                                  17158.46
 8/31/1999                             22589.32                                  17073.52
 9/30/1999                             22436.41                                  16606.04
10/31/1999                             24230.51                                  17656.43
11/30/1999                             24903.29                                  18015.33
12/31/1999                             27890.31                                  19074.92
 3/31/2000                             29656.43                                  19511.78
 6/30/2000                             27630.07                                  18993.53
 9/30/2000                             27255.78                                  18809.46
12/31/2000                             25641.12                                  17338.76
03/31/2001                             23008.86                                  15284.42
06/30/2001                             24014.94                                   16178.3
07/31/2001                             23502.22                                  16018.98
08/31/2001                             22393.62                                  15017.17
09/30/2001                             20564.44                                  13804.59
10/31/2001                              20966.3                                  14067.98
11/30/2001                             22255.05                                  15146.82
12/31/2001                             22629.08                                   15279.6
01/31/2002                             22267.24                                  15056.74
02/28/2002                             22475.99                                   14766.3
03/31/2002                             23283.18                                  15321.71
04/30/2002                                22643                                   14393.2
05/31/2002                             22573.41                                  14287.54
06/30/2002                             21042.63                                  13270.19
12/31/2002                             18494.61                                  11903.98


*The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Common Stock - 91.1%
Advertising Sales - 0.9%
       2,985   Lamar Advertising Co.*                                                      $        100,445

Aerospace and Defense - 1.6%
       2,205   General Dynamics Corp.                                                               175,011

Agricultural Chemicals - 0.9%
       1,595   Potash Corporation of Saskatchewan, Inc.
                 (New York Shares)**                                                                101,426
Applications Software - 2.7%
       5,890   Microsoft Corp.*                                                                     304,513

Automotive - Cars and Light Trucks - 1.1%
       4,194   BMW A.G.**                                                                           127,408

Automotive - Truck Parts and Equipment - 0.5%
       1,580   Lear Corp.*                                                                           52,582

Beverages - Non-Alcoholic - 1.4%
       3,695   PepsiCo, Inc.                                                                        156,003

Beverages - Wine and Spirits - 1.3%
      12,903   Diageo PLC**                                                                         140,216

Brewery - 2.4%
       5,539   Anheuser-Busch Companies, Inc.                                                       268,088

Broadcast Services and Programming - 1.9%
       1,595   Clear Channel Communications, Inc.*                                         $         59,478
      17,335   Liberty Media Corp. - Class A*                                                       154,975

                                                                                                    214,453

Cable Television - 1.3%
       1,036   Comcast Corp. - Class A*                                                              24,419
       1,878   Comcast Corp. - Special Class A*                                                      42,424
       2,604   Cox Communications, Inc. - Class A*                                                   73,954

                                                                                                    140,797

Chemicals - Diversified - 1.1%
       2,945   E.I. du Pont de Nemours and Co.                                                      124,868

Computers - 0.5%
         740   IBM Corp                                                                              57,350

Computers - Peripheral Equipment - 1.6%
       2,935   Lexmark International Group, Inc. - Class A*                                         177,567

Consulting Services - 0.6%
       3,760   Accenture, Ltd. - Class A
                 (New York Shares)*                                                                  67,642

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Cosmetics and Toiletries - 3.3%
         890   Avon Products, Inc.                                                         $         47,944
       1,030   Colgate-Palmolive Co.                                                                 54,003
       3,015   Estee Lauder Companies, Inc. - Class A                                                79,596
       1,120   International Flavors & Fragrances, Inc.                                              39,312
       1,710   Procter & Gamble Co.                                                                 146,957

                                                                                                    367,812

Data Processing and Management - 3.1%
       8,668   Automatic Data Processing, Inc.                                                      340,219

Diversified Financial Services - 2.5%
       7,886   Citigroup, Inc.                                                                      277,508

Diversified Operations - 7.9%
       1,910   3M Co.                                                                               235,503
       3,055   Cooper Industries, Ltd. - Class A                                                    111,355
       7,266   General Electric Co.                                                                 176,927
      10,010   Honeywell International, Inc.                                                        240,240
       3,005   SPX Corp.*                                                                           112,537

                                                                                                    876,562

Electronic Components - Semiconductors - 0.6%
       4,260   Texas Instruments, Inc.                                                               63,943

Finance - Investment Bankers/Brokers - 0.8%
       1,305   Goldman Sachs Group, Inc.                                                             88,871

Food - Diversified - 1.1%
       1,940   Unilever N.V.
                 (New York Shares)**                                                                119,717

Food - Retail - 0.4%
       3,120   Kroger Co.*                                                                           48,204

Hotels and Motels - 3.6%
       4,705   Fairmont Hotels & Resorts, Inc.
                 (New York Shares)**                                                                110,803
       1,030   Four Seasons Hotels, Inc.**                                                           29,098
       4,155   Marriott International, Inc. - Class A                                               136,575
       5,285   Starwood Hotels & Resorts Worldwide, Inc.                                            125,466

                                                                                                    401,942

Insurance Brokers - 3.0%
       7,295   Marsh & McLennan Companies, Inc.                                                     337,102

Life and Health Insurance - 1.4%
       5,065   AFLAC, Inc.                                                                          152,558

Medical - Drugs - 4.1%
       1,420   Abbott Laboratories                                                                   56,800
         380   Forest Laboratories, Inc.*                                                            37,324
       2,220   Merck & Company, Inc.                                                                125,674
       7,695   Pfizer, Inc.                                                                         235,236

                                                                                                    455,034

Medical Instruments - 1.3%
       3,075   Medtronic, Inc.                                                                      140,220

Medical Products - 0.9%
       1,890   Johnson & Johnson                                                                    101,512

Multi-Line Insurance - 5.1%
       5,320   Allstate Cor.                                                                        196,787
       4,153   American International Group, Inc.                                                   240,251
       2,535   PartnerRe, Ltd.                                                                      131,364

                                                                                                    568,402
Multimedia - 6.3%
       8,025   AOL Time Warner, Inc.                                                       $        105,127
       4,365   Gannett Company, Inc.                                                                313,407
       6,782   Viacom, Inc. - Class B*                                                              276,434

                                                                                                    694,968

Non-Hazardous Waste Disposal - 1.1%
       5,290   Waste Management, Inc.                                                               121,247

Oil - Field Services - 0.6%
       1,465   Schlumberger, Ltd.**                                                                  61,662

Oil Companies - Exploration and Production - 2.4%
       2,565   Apache Corp.                                                                         146,179
       2,920   Burlington Resources, Inc.                                                           124,538

                                                                                                    270,717

Oil Companies - Integrated - 5.3%
       2,459   EnCana Corp.**                                                                        75,928
       2,760   EnCana Corp.
                 (New York Shares)**                                                                 85,836
       8,825   Exxon Mobil Corp.                                                                    308,346
         675   Total Fina Elf S.A.**                                                                 96,401
         290   Total Fina Elf S.A. (ADR)**                                                           20,735

                                                                                                    587,246

Pipelines - 0.6%
       1,934   Kinder Morgan Management LLC*                                                         61,095

Reinsurance - 2.7%
         122   Berkshire Hathaway, Inc. - Class B*                                                  295,606

Retail - Discount - 1.9%
       1,700   Costco Wholesale Corp.*                                                               47,702
       2,440   TJX Companies, Inc.                                                                   47,629
       2,376   Wal-Mart Stores, Inc.                                                                120,012

                                                                                                    215,343

Semiconductor Components/Integrated Circuits - 1.2%
       2,273   Linear Technology Corp.                                                               58,462
       2,271   Maxim Integrated Products, Inc.                                                       75,034

                                                                                                    133,496

Super-Regional Banks - 2.3%
       1,735   Bank of America Corp.                                                                120,704
       6,178   U.S. Bancorp                                                                         131,097

                                                                                                    251,801

Telephone - Integrated - 1.0%
       2,890   Verizon Communications, Inc.                                                         111,988

Toys - 0.9%
       5,075   Mattel, inc.                                                                          97,186

Transportation - Air Freight - 2.8%
       9,395   CNF, inc.                                                                            312,290

Transportation - Railroad - 1.2%
       3,195   Canadian National Railway Co.
                 (New York Shares)**                                                                132,784

Transportation - Services - 1.1%
       2,170   FedEx Corp.                                                                          117,657

Web Portals/Internet Service Providers - 0.8%
       5,155   Yahoo!, Inc.*                                                                         84,284
-----------------------------------------------------------------------------------------------------------
Total Common Stock (cost $10,639,352)                                                            10,097,345
-----------------------------------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Preferred Stock - 3.2%
Automotive - Cars and Light Trucks - 2.6%
       2,320   Ford Motor Company Capital Trust II
                 convertible, 6.50%                                                        $         93,090
       3,625   General Motors Corp. - Series A
                 convertible, 4.50%                                                                  88,359
         245   Porsche A.G.**                                                                       101,808

                                                                                                    283,257

Publishing - Newspapers - 0.6%
         896   Tribune Co., convertible, 2.00%                .                                      66,976
-----------------------------------------------------------------------------------------------------------
Total Preferred Stock (cost $393,416)                                                               350,233
-----------------------------------------------------------------------------------------------------------
Repurchase Agreement - 4.5%
  $  500,000   ABN AMRO Bank N.V., 1.26%
                 dated 12/31/02, maturing 1/2/03
                 to be repurchased at $500,035
                 collateralized by $473,996
                 in U.S. Government Agencies
                 5.875%-9.50%, 3/21/11-4/1/32
                 $213,073 in U.S. Treasury Bills
                 0%, 3/20/03-3/27/03; with respective
                 values of $297,514 and $212,486
                 (cost $500,000)                                                                    500,000
-----------------------------------------------------------------------------------------------------------
Total Investments (total cost $11,532,768) - 98.8%                                               10,947,578
-----------------------------------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.2%                                       128,811
-----------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                          $     11,076,389
-----------------------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2002

COUNTRY                 % OF INVESTMENT SECURITIES       MARKET VALUE
------------------------------------------------------------------------
Bermuda                                        2.8%   $         310,361
Canada                                         4.9%             535,875
France                                         1.1%             117,136
Germany                                        2.1%             229,216
Netherlands                                    1.6%             181,379
United Kingdom                                 1.3%             140,216
United States++                               86.2%           9,433,395
------------------------------------------------------------------------
Total                                        100.0%   $      10,947,578

++Includes Short-Term Securities (81.6% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT DECEMBER 31, 2002

CURRENCY SOLD AND                                      CURRENCY         CURRENCY          UNREALIZED
SETTLEMENT DATE                                      UNITS SOLD  VALUE IN $ U.S.         GAIN/(LOSS)
-----------------------------------------------------------------------------------------------------
British Pound 4/15/03                                    85,000       $  135,829         $      (981)
Canadian Dollar 4/15/03                                 115,000           72,497               1,190
Euro 3/28/03                                            310,000          324,111              (6,765)
-----------------------------------------------------------------------------------------------------
Total                                                                 $  532,437         $    (6,556)

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN BALANCED PORTFOLIO                 Karen L. Reidy, portfolio manager

[PHOTO OF KAREN L. REIDY]

Janus Aspen Balanced Portfolio lost 6.44% for its Institutional Shares and 6.67% for its Service Shares for the 12 months ended December 31, 2002, substantially beating the 22.09% decline of the Standard & Poor's 500(R) Index. This relative outperformance can be attributed to the Portfolio's defensive positioning with a focus on consumer-related and insurance stocks. The Portfolio's fixed-income portion, however, lagged the 11.04% gain of the Lehman Brothers Government/Credit Index.(1) After under-performing for most of the year, riskier debt securities saw a resurgence in the fall, and the Portfolio's high-quality bonds did not participate in this narrow rally. Nevertheless, the Portfolio's blended performance earned its Institutional and Service Shares top-quartile rankings for the one-year period ended December 31, 2002, placing 13th and 16th, respectively, out of 70 variable annuity balanced funds tracked by Lipper, a Reuters Company and a leading mutual fund rating company.(2)

Cautious optimism was the watchword as our fiscal year commenced. But despite the lowest interest rates in 41 years, hopes for a much-anticipated recovery faded in the spring amid corporate accounting scandals and increasingly negative economic news. While investors tried to assess the strength of the economy and the outlook for company earnings and business investment, consumers reined in their spending as stock losses mounted. By the fall, employment fears and the growing threat of a U.S. war with Iraq had taken a toll on consumer confidence, and retailers reported weaker-than-expected holiday sales as a result. As 2002 came to an end, major stock market indices had posted losses for the third straight year.

In the bond markets, prices on U.S. Treasury securities hit 44-year highs. Consequently, I have begun to shift resources from pricey Treasury bonds into what I believe are quality corporate bonds and equities that may benefit from moderate economic improvement. Still, price appreciation left the Portfolio's fixed-income weighting roughly unchanged at 41.4%.

Given the lingering uncertainty, I have continued to stand by my research-driven investment approach that focuses on identifying well-managed companies that can perform over the long term. My emphasis is on those with healthy balance sheets, the ability to generate free cash flow and allocate capital prudently, and managements that have a history of executing well regardless of the economic climate.

One holding that matches this description is Anheuser-Busch. The maker of top-selling Bud Light and Budweiser beers has earned a position among the Portfolio's top-10 stocks by delivering consistent, predictable earnings. In spite of the anemic economy, the company continues to enjoy pricing power and gain market share. All the same, I trimmed Anheuser-Busch slightly toward the end of the period as sales volume decelerated and the stock approached the upper end of my valuation target.

Berkshire Hathaway, the diversified holding company steered by legendary investor Warren Buffett, also supported the Portfolio's performance. With its rock-solid balance sheet and broad capital base, Berkshire represents the kind of company I want to own. Its insurance subsidiaries are profiting from firming premiums, and they are complemented by an impressive array of low-debt, asset-rich businesses that are especially appealing in this environment.

Another standout during the period was Gannett Co., owner of USA Today and a host of local newspapers and television stations. I originally was attracted to Gannett because of the strength of its USA Today brand. Our research subsequently revealed that the firm has significant asset value, healthy cash flow and relatively low levels of debt for a media company. It also has done a commendable job of weathering the recent slump in advertising spending as many large corporations scaled back their national media budgets to divert funds to more targeted and cost-effective local advertising.

On the downside, payroll and tax filing processor Automatic Data Processing
(ADP) worked against the Portfolio. As the economy slipped into recession and companies laid off staff, ADP struggled when the number of employees on payroll declined. At the same time, falling interest rates significantly lowered its float income. Given recent data suggesting a jobless recovery is under way as well as greater-than-expected weakness in ADP's brokerage services business, I have substantially cut the position.

Also hindering results was J.P. Morgan Chase & Co., which I purchased at a reduced price on the strength of the company's capital ratios and the belief that the investment banking business had bottomed out. Unfortunately, Morgan's underwriting business continued to deteriorate, as did the quality of its credit portfolio. Adding to my disappointment was my view that Morgan's management was not proactive in identifying and setting aside reserves for troubled loans. As I lost confidence in J.P. Morgan, I decided to sell the stock.

Looking ahead to 2003, I feel it pays to be patient, maintaining a research-driven approach that resists reacting to daily gyrations. Relying on this strategy, I remain committed to providing you with satisfying long-term results.

Thank you for your investment in Janus Aspen Balanced Portfolio.

PORTFOLIO ASSET MIX
(% OF NET ASSETS)                DECEMBER 31, 2002    DECEMBER 31, 2001
-------------------------------------------------------------------------
Equities                                      45.4%                47.5%
Top 10 Equities                               14.8%                16.1%
Number of Stocks                                75                   66
Fixed Income Securities
  U.S. Government Obligations                 20.3%                21.5%
  Corporate Bonds/Warrants
    Investment Grade                          19.8%                18.1%
    High-Yield/High-Risk                       1.3%                 1.0%
Preferred Stock                                1.4%                 1.2%
Cash and Cash Equivalents                     11.8%                10.7%

(1)  All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of December 31, 2002, Lipper ranked Janus Aspen Balanced Portfolio - Institutional Shares 1st out of 47 variable annuity balanced funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2002

Institutional Shares (Inception Date 9/13/93)
  1 Year                                                         (6.44)%
  5 Year                                                          8.21%
  From Inception                                                 11.88%

S&P 500(R) Index
  1 Year                                                        (22.09)%
  5 Year                                                         (0.58)%
  From Inception Date of Institutional Shares                     9.17%

Lehman Brothers Government/Credit Index
  1 Year                                                         11.04%
  5 Year                                                          7.62%
  From Inception Date of Institutional Shares                     7.00%

Service Shares (Inception Date 12/31/99)
  1 Year                                                         (6.67)%
  5 Year                                                          8.14%
  From Portfolio Inception                                       11.86%

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Lehman Brothers Government/ Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2002

                                                        ONE YEAR       FIVE YEAR        SINCE 9/13/93*
Janus Aspen Balanced Portfolio
  - Institutional Shares                                  (6.44)%         8.21%              11.88%
S&P 500(R) Index                                         (22.09)%        (0.58)%              9.17%
Lehman Brothers Government/Credit Index                   11.04%          7.62%               7.00%

[CHART]

PERFORMANCE OVERVIEW

                                                                                            LEHMAN BROTHERS
             JANUS ASPEN BALANCED PORTFOLIO - INSTITUTIONAL SHARES    S & P 500 INDEX   GOVERNMENT/CREDIT INDEX
 9/13/1993                        10000                                    10000                   10000
12/31/1993                     10720.08                                 10193.09                10005.08
 3/31/1994                     10941.74                                  9807.23                 9691.79
 6/30/1994                     10840.91                                  9848.21                 9571.27
 9/30/1994                     10921.66                                 10328.73                 9618.65
12/31/1994                     10810.63                                 10326.99                 9654.04
 3/31/1995                     11441.17                                 11331.38                10135.08
 6/30/1995                     12092.36                                 12411.58                10792.75
 9/30/1995                      12667.7                                  13397.2                10999.29
12/31/1995                     13490.33                                  14203.1                11511.71
 3/31/1996                      14028.7                                 14965.28                11242.39
 6/30/1996                     14371.12                                 15636.06                11295.25
 9/30/1996                     15169.52                                 16119.55                11494.53
12/31/1996                     15673.66                                    17462                11845.87
 3/31/1997                     15970.79                                 17931.17                11743.71
 6/30/1997                     17605.01                                 21058.69                   12171
 9/30/1997                     18712.79                                 22635.93                12597.55
12/31/1997                     19137.57                                 23285.75                13001.74
 3/31/1998                     21262.72                                 26531.54                13198.81
 6/30/1998                     22477.26                                 27412.41                13544.08
 9/30/1998                     21359.04                                 24691.87                14214.92
12/31/1998                     25698.76                                 29944.93                14233.43
 3/31/1999                     27857.26                                 31436.28                 14063.2
 6/30/1999                     28799.03                                 33648.02                13909.08
 9/30/1999                     28002.59                                 31552.32                13984.44
12/31/1999                     32574.74                                 36243.31                13927.58
 3/31/2000                     33846.46                                 37073.36                14302.01
 6/30/2000                     32807.47                                 36088.66                14509.74
 9/30/2000                     32627.62                                 35738.91                14926.36
12/31/2000                     31834.06                                 32944.52                15578.25
03/31/2001                     30066.23                                 29041.17                16076.46
06/30/2001                     30746.84                                 30739.58                16124.73
09/30/2001                     28942.88                                 30436.87                16526.55
12/31/2001                     30349.27                                    29032                16902.76
03/31/2002                      30645.1                                 29112.03                 16823.1
06/30/2002                     29382.04                                 25214.03                17454.41
09/30/2002                     27790.52                                 20860.56
12/31/2002                     28393.36                                 22618.15                18768.11

*The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Common Stock - 45.4%

Aerospace and Defense - 0.8%
     328,660   General Dynamics Corp.                                                      $     26,085,745

Applications Software - 1.4%
     937,830   Microsoft Corp.*                                                                  48,485,811

Automotive - Cars and Light Trucks - 0.8%
     905,697   BMW A.G.*,**                                                                      27,513,908

Beverages - Non-Alcoholic - 0.7%
     563,830   PepsiCo, Inc.                                                                     23,804,904

Beverages - Wine and Spirits - 0.8%
   2,405,858   Diageo PLC**                                                                      26,144,314

Brewery - 1.2%
     814,799   Anheuser-Busch Companies, Inc.                                                    39,436,272

Broadcast Services and Programming - 0.7%
   2,783,620   Liberty Media Corp. - Class A*                                                    24,885,563

Cable Television - 0.7%
     209,409   Comcast Corp. - Class A*                                                           4,935,770
     458,879   Comcast Corp. - Special Class A*                                                  10,366,077
     327,255   Cox Communications, Inc. - Class A*                                                9,294,042

                                                                                                 24,595,889

Chemicals - Diversified - 0.5%
     376,065   E.I. du Pont de Nemours and Co.                                             $     15,945,156

Computers - 0.9%
     445,455   Apple Computer, Inc.*                                                              6,383,370
     322,630   Dell Computer Corp.                                                                8,627,126
     200,735   IBM Corp.                                                                         15,556,963

                                                                                                 30,567,459

Computers - Peripheral Equipment - 0.8%
     456,735   Lexmark International Group, Inc. - Class A*                                      27,632,468

Consulting Services - 0.4%
     725,215   Accenture, Ltd. - Class A (New York Shares)*                                      13,046,618

Cosmetics and Toiletries - 1.7%
      77,525   Avon Products, Inc.                                                                4,176,272
     184,830   Colgate-Palmolive Co.                                                              9,690,637
     463,640   Estee Lauder Companies, Inc. - Class A                                            12,240,096
     366,005   Procter & Gamble Co.                                                              31,454,470

                                                                                                 57,561,475

Data Processing and Management - 1.7%
   1,503,909   Automatic Data Processing, Inc.                                                   59,028,428

Diversified Financial Services - 1.5%
   1,420,176   Citigroup, Inc.                                                                   49,975,993

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Diversified Minerals - 0%
       3,775   Companhia Vale do Rio Doce (ADR)                                            $        109,135

Diversified Operations - 3.5%
     301,095   3M Co.                                                                            37,125,013
   1,139,789   General Electric Co.                                                              27,753,862
   1,581,230   Honeywell International, Inc.                                                     37,949,520
     423,110   SPX Corp.*                                                                        15,845,470

                                                                                                118,673,865

Electronic Components - Semiconductors - 0.4%
     923,812   Texas Instruments, Inc.                                                           13,866,419

Finance - Credit Card - 0.5%
     495,000   American Express Co.                                                              17,498,250

Finance - Investment Bankers/Brokers - 0.4%
     211,435   Goldman Sachs Group, Inc.                                                         14,398,724

Food - Diversified - 0.5%
     268,925   Unilever N.V. (New York Shares)**                                                 16,595,362

Food - Retail - 0.3%
     662,660   Kroger Co.*                                                                       10,238,097

Hotels and Motels - 1.3%
     282,268   Fairmont Hotels & Resorts, Inc.
                 (New York Shares)**                                                              6,647,411
     848,360   Marriott International, Inc. - Class A                                            27,885,593
     466,050   Starwood Hotels & Resorts Worldwide, Inc.                                         11,064,027

                                                                                                 45,597,031

Insurance Brokers - 1.7%
   1,238,105   Marsh & McLennan Companies, Inc.                                                  57,212,832

Life and Health Insurance - 0.8%
     901,060   AFLAC, Inc.                                                                       27,139,928

Medical - Drugs - 2.4%
     293,980   Abbott Laboratories                                                               11,759,200
     260,605   Bristol-Myers Squibb Co.                                                           6,033,006
     447,075   Merck & Company, Inc.                                                             25,308,916
   1,304,555   Pfizer, Inc.                                                                      39,880,246

                                                                                                 82,981,368

Medical Instruments - 0.7%
     558,085   Medtronic, Inc.                                                                   25,448,676

Medical Products - 0.6%
     360,870   Johnson & Johnson                                                                 19,382,328

Motorcycle and Motor Scooter Manufacturing - 0.2%
     146,518   Harley-Davidson, Inc.                                                              6,769,132

Multi-Line Insurance - 1.8%
     665,795   Allstate Corp.                                                                    24,627,757
     645,954   American International Group, Inc.                                                37,368,439

                                                                                                 61,996,196

Multimedia - 3.4%
   1,426,245   AOL Time Warner, Inc.*                                                            18,683,809
     720,715   Gannett Company, Inc.                                                             51,747,337
   1,176,196   Viacom, Inc. - Class B*                                                           47,941,749

                                                                                                118,372,895

Non-Hazardous Waste Disposal - 0.4%
     662,285   Waste Management, Inc.                                                            15,179,572

Oil - Field Services - 0.4%
     317,460   Schlumberger, Ltd.**                                                              13,361,891

Oil Companies - Exploration and Production - 1.5%
     447,000   Apache Corp.                                                                $     25,474,530
     629,187   Burlington Resources, Inc.                                                        26,834,826

                                                                                                 52,309,356

Oil Companies - Integrated - 3.3%
     158,396   EnCana Corp.**                                                                     4,890,907
     405,940   EnCana Corp. (New York Shares)**                                                  12,624,734
   1,927,490   Exxon Mobil Corp.                                                                 67,346,501
     201,322   Total Fina Elf S.A.**                                                             28,752,138

                                                                                                113,614,280

Property and Casualty Insurance - 0.2%
      82,845   XL Capital, Ltd. - Class A                                                         6,399,776

Reinsurance - 1.4%
      19,122   Berkshire Hathaway, Inc. - Class B*                                               46,332,606

Retail - Discount - 0.8%
     294,445   Costco Wholesale Corp.*                                                            8,262,127
     377,990   Wal-Mart Stores, Inc.                                                             19,092,275

                                                                                                 27,354,402

Retail - Drug Store - 0.2%
     293,180   Walgreen Co.                                                                       8,557,924

Semiconductor Components/Integrated Circuits - 0.5%
     297,142   Linear Technology Corp.                                                            7,642,492
     296,637   Maxim Integrated Products, Inc.                                                    9,800,886

                                                                                                 17,443,378

Super-Regional Banks - 1.5%
     339,985   Bank of America Corp.                                                             23,652,756
   1,313,768   U.S. Bancorp                                                                      27,878,157

                                                                                                 51,530,913

Telephone - Integrated - 0.6%
     517,545   Verizon Communications, Inc.                                                      20,054,869

Toys - 0.3%
     456,015   Mattel, Inc.                                                                       8,732,687

Transportation - Railroad - 0.5%
     408,035   Canadian National Railway Co.
                 (New York Shares)**                                                             16,957,935

Transportation - Services - 0.4%
     273,500   FedEx Corp.                                                                       14,829,170

Web Portals/Internet Service Providers - 0.3%
     633,465   Yahoo!, Inc.*                                                                     10,357,153
-----------------------------------------------------------------------------------------------------------
Total Common Stock (cost $1,674,859,596)                                                      1,554,006,153
-----------------------------------------------------------------------------------------------------------
Corporate Bonds - 21.1%
Aerospace and Defense - 0.9%
               Lockheed Martin Corp.:
$  5,790,000     7.25%, company guaranteed notes
                 due 5/15/06                                                                      6,520,762
   6,195,000     8.20%, notes, due 12/1/09                                                        7,655,831
  14,710,000     7.65%, company guaranteed notes
                 due 5/1/16                                                                      18,173,175

                                                                                                 32,349,768

Automotive - Truck Parts and Equipment - 0.5%
  10,165,000   Delphi Corp., 6.55%
                 notes, due 6/15/06                                                              10,717,834
   8,025,000   Lear Corp., 7.96%
                 company guaranteed notes, due 5/15/05                                            8,235,656

                                                                                                 18,953,490

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Beverages - Non-Alcoholic - 1.2%
               Coca-Cola Enterprises, Inc.:
$  7,675,000     5.375%, notes, due 8/15/06                                                $      8,317,574
   9,145,000     4.375%, notes, due 9/15/09                                                       9,420,667
  10,288,000     7.125%, notes, due 9/30/09                                                      12,018,236
  11,875,000     6.125%, notes, due 8/15/11                                                      13,122,991

                                                                                                 42,879,468
Brewery - 1.5%
               Anheuser-Busch Companies, Inc.:
   9,995,000     5.65%, notes, due 9/15/08                                                       11,040,647
   9,135,000     5.75%, notes, due 4/1/10                                                        10,024,996
  14,969,000     6.00%, senior notes, due 4/15/11                                                16,614,003
   3,600,000     7.55%, notes, due 10/1/30                                                        4,582,163
   3,750,000     6.80%, notes, due 1/15/31                                                        4,376,625
   4,925,000     6.80%, notes, due 8/20/32                                                        5,766,584

                                                                                                 52,405,018

Broadcast Services and Programming - 0.1%
   4,670,000   Clear Channel Communications, Inc., 6.00%
                 notes, due 11/1/06                                                               4,966,176

Cable Television - 1.7%
               Comcast Cable Communications, Inc.:
     730,000     6.375%, notes, due 1/30/06                                                         763,792
  12,430,000     6.75%, notes, due 1/30/11                                                       12,933,229
   3,630,000     7.125%, senior notes, due 6/15/13                                                3,863,275
               Cox Communications, Inc.:
   3,950,000     7.50%, notes, due 8/15/04                                                        4,196,887
   2,512,000     7.75%, notes, due 8/15/06                                                        2,807,288
   3,830,000     7.125%, notes, due 10/1/12                                                       4,254,111
               TCI Communications, Inc.:
  18,005,000     6.375%, senior notes, due 5/1/03                                                18,006,260
   1,355,000     8.65%, senior notes, due 9/15/04                                                 1,454,789
   5,574,000     6.875%, senior notes, due 2/15/06                                                5,891,701
   3,235,000     7.875%, notes, due 8/1/13                                                        3,550,254

                                                                                                 57,721,586

Cellular Telecommunications - 0.3%
   9,940,000   VoiceStream Wireless Corp., 10.375%
                 senior notes, due 11/15/09                                                      10,437,000

Chemicals - Diversified - 0.2%
   5,245,000   Dow Chemical Co., 5.75%
                 notes, due 11/15/09                                                              5,426,404

Commercial Banks - 0.3%
   9,045,000   US Bank N.A., 5.70%
                 notes, due 12/15/08                                                              9,939,948

Computers - 0.5%
   7,230,000   Apple Computer, Inc., 6.50%
                 notes, due 2/15/04                                                               7,374,600
               Sun Microsystems, Inc.:
   2,405,000     7.35%, senior notes, due 8/15/04                                                 2,496,503
   7,263,000     7.65%, senior notes, due 8/15/09                                                 7,817,777

                                                                                                 17,688,880

Cosmetics and Toiletries - 0.3%
   8,175,000   International Flavors & Fragrances, Inc.
                 6.45%, notes, due 5/15/06                                                        8,830,406

Diversified Financial Services - 2.0%
               Citigroup, Inc.:
$ 10,070,000     7.25%, subordinated notes, due 10/1/10                                    $     11,689,951
   3,365,000     6.625%, notes, due 6/15/32                                                       3,673,665
               General Electric Capital Corp.:
  16,250,000     5.375%, notes, due 4/23/04                                                      16,991,536
   5,340,000     7.25%, notes, due 5/3/04                                                         5,717,917
   6,010,000     4.25%, notes, due 1/28/05                                                        6,277,193
  17,410,000     5.35%, notes, due 3/30/06                                                       18,663,833
   5,490,000     6.75%, notes, due 3/15/32                                                        6,069,689

                                                                                                 69,083,784

Diversified Operations - 0.6%
               Honeywell International, Inc.:
  11,645,000     5.125%, notes, due 11/1/06                                                      12,313,260
   8,983,000     6.125%, notes, due 11/1/11                                                       9,755,933

                                                                                                 22,069,193

Finance - Auto Loans - 0.8%
               Ford Motor Credit Co.:
   2,390,000     5.75%, senior notes, due 2/23/04                                                 2,427,683
   7,010,000     6.70%, notes, due 7/16/04                                                        7,141,977
               General Motors Acceptance Corp.:
   5,955,000     5.80%, notes, due 3/12/03                                                        5,987,895
   6,118,000     5.36%, notes, due 7/27/04                                                        6,251,464
   4,235,000     5.25%, notes, due 5/16/05                                                        4,249,746

                                                                                                 26,058,765

Finance - Consumer Loans - 0.4%
               American General Finance Corp.:
   8,830,000     5.875%, notes, due 7/14/06                                                       9,505,098
   3,355,000     5.375%, notes, due 9/1/09                                                        3,525,052

                                                                                                 13,030,150

Finance - Credit Card - 0.4%
  12,921,000   American Express Co., 6.75%
                 senior unsubordinated notes, due 6/23/04                                        13,788,322

Finance - Investment Bankers/Brokers - 0.5%
   9,667,000   Charles Schwab Corp., 8.05%
                 notes, due 3/1/10                                                               11,336,965
   6,435,000   Salomon Smith Barney Holdings, Inc., 6.50%
                 notes, due 2/15/08                                                               7,198,049

                                                                                                 18,535,014

Food - Diversified - 1.0%
               General Mills, Inc.:
   8,195,000     5.125%, notes, due 2/15/07                                                       8,706,630
   4,745,000     6.00%, notes, due 2/15/12                                                        5,160,866
               Kellogg Co.:
  18,100,000     5.50%, notes, due 4/1/03                                                        18,239,370
   1,800,000     7.45%, debentures, due 4/1/31                                                    2,192,546

                                                                                                 34,299,412

Food - Retail - 1.1%
  10,465,000   Fred Meyer, Inc., 7.45%
                 company guaranteed notes, due 3/1/08                                            11,894,812
               Kroger Co.:
   3,960,000     7.80%, notes, due 8/15/07                                                        4,563,948
   1,745,000     7.00%, senior notes, due 5/1/18                                                  1,890,851
   3,150,000     6.80%, notes, due 12/15/18                                                       3,330,322
               Safeway, Inc.:
   5,340,000     6.15%, notes, due 3/1/06                                                         5,783,418
   4,157,000     6.50%, notes, due 11/15/08                                                       4,579,542
   4,810,000     6.50%, notes, due 3/1/11                                                         5,236,378

                                                                                                 37,279,271

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Food - Wholesale/Distribution - 0.1%
$  3,635,000   Pepsi Bottling Holdings, Inc., 5.625%
                 company guaranteed notes, due 2/17/09+                                    $      3,961,059

Hotels and Motels - 0.3%
               Starwood Hotels & Resorts Worldwide, Inc.:
   3,835,000     6.75%, notes, due 11/15/05                                                       3,835,000
   5,950,000     7.375%, notes, due 5/1/07                                                        5,845,875
   2,705,000     7.875%, notes, due 5/1/12                                                        2,677,950

                                                                                                 12,358,825

Insurance Brokers - 0.2%
   7,275,000   Marsh & McLennan Companies, Inc.
                 5.375%, notes, due 3/15/07                                                       7,809,036

Life and Health Insurance - 0.1%
   2,393,000   SunAmerica, Inc., 6.75%
                 notes, due 10/1/07                                                               2,746,714

Medical - Drugs - 0.4%
   9,150,000   Pfizer, Inc., 5.625%
                 notes, due 2/1/06                                                                9,989,933
   2,871,000   Warner-Lambert Co., 6.00%
                 notes, due 1/15/08                                                               3,173,661

                                                                                                 13,163,594

Medical - HMO - 0.2%
               UnitedHealth Group, Inc.:
   3,030,000     7.50%, notes, due 11/15/05                                                       3,417,988
   2,725,000     5.20%, notes, due 1/17/07                                                        2,884,042

                                                                                                  6,302,030

Multi-Line Insurance - 0.5%
  14,550,000   AIG SunAmerica Global Financial IX, Inc.
                 5.10%, notes, due 1/17/07+                                                      15,574,757

Multimedia - 1.4%
               AOL Time Warner, Inc.:
   3,805,000     5.625%, notes, due 5/1/05                                                        3,890,944
  11,220,000     9.15%, debentures, due 2/1/23                                                   12,883,051
   5,475,000     7.70%, notes, due 5/1/32                                                         5,698,013
               Viacom, Inc.:
   8,485,000     7.75%, senior notes, due 6/1/05                                                  9,506,195
   8,145,000     7.70%, company guaranteed notes
                 due 7/30/10                                                                      9,676,627
   4,930,000     5.625%, company guaranteed notes
                 due 8/15/12                                                                      5,259,477

                                                                                                 46,914,307

Oil Companies - Exploration and Production - 0.2%
   7,095,000   Burlington Resources Finance Co., 7.20%
                 notes, due 8/15/31                                                               8,123,229

Oil Companies - Integrated - 0.2%
   6,810,000   ConocoPhillips, 6.95%
                 senior notes, due 4/15/29                                                        7,718,338

Resorts and Theme Parks - 0.1%
   3,470,000   Six Flags, Inc., 9.75%
                 senior notes, due 6/15/07                                                        3,365,900

Retail - Building Products - 0.8%
$ 24,175,000   Home Depot, Inc., 6.50%
                 senior notes, due 9/15/04                                                 $     25,908,033

Retail - Discount - 1.0%
               Target Corp.:
   5,215,000     5.50%, notes, due 4/1/07                                                         5,630,557
   1,640,000     5.40%, notes, due 10/1/08                                                        1,771,966
               Wal-Mart Stores, Inc.:
   7,850,000     5.45%, notes, due 8/1/06                                                         8,578,692
  14,340,000     6.875%, senior notes, due 8/10/09                                               16,892,061

                                                                                                 32,873,276

Retail - Restaurants - 0.2%
   5,555,000   Yum! Brands, Inc., 7.70%
                 notes, due 7/1/12                                                                5,777,200

Super-Regional Banks - 0.1%
   1,693,000   Firstar Bank N.A., 7.125%
                 subordinated notes, due 12/1/09                                                  2,000,918

Telecommunication Services - 0.3%
   8,740,000   Verizon Global Funding Corp., 6.125%
                 notes, due 6/15/07                                                               9,587,797

Telephone - Integrated - 0.1%
   1,745,000   Sprint Capital Corp., 5.70%
                 company guaranteed notes, due 11/15/03                                           1,736,275

Textile-Home Furnishings - 0.1%
   2,275,000   Mohawk Industries, Inc., 7.20%
                 notes, due 4/15/12                                                               2,556,304

Tools - Hand Held - 0.5%
  12,610,000   Black & Decker Corp., 7.125%
                 senior notes, due 6/1/11                                                        14,447,983

   3,720,000   Stanley Works, 4.90%
                 notes, due 11/1/12+                                                              3,798,295

                                                                                                 18,246,278
-----------------------------------------------------------------------------------------------------------
Total Corporate Bonds (cost $669,923,621)                                                       722,465,925
-----------------------------------------------------------------------------------------------------------
Preferred Stock - 1.4%
Automotive - Cars and Light Trucks - 1.2%
     582,090   Ford Motor Company Capital Trust II
                 convertible, 6.50%                                                              23,356,361
     688,630   General Motors Corp. - Series B
                 convertible, 5.25%                                                              16,010,648

                                                                                                 39,367,009

Publishing - Newspapers - 0.2%
      98,448   Tribune Co., convertible, 2.00%                                                    7,358,988
-----------------------------------------------------------------------------------------------------------
Total Preferred Stock (cost $59,879,331)                                                         46,725,997
-----------------------------------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
       4,211   Ono Finance PLC - expires 5/31/09
                 (acquisition date 10/27/99)*,+
                 (cost $0)                                                                                0
-----------------------------------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
U.S. Government Obligations - 20.3%
U.S. Government Agencies - 8.8%
               Fannie Mae:
$  3,320,000     3.625%, due 4/15/04                                                       $      3,412,372
  80,400,000     5.625%, due 5/14/04                                                             84,949,112
   3,320,000     6.50%, due 8/15/04                                                               3,578,967
  19,260,000     5.50%, due 5/2/06                                                               20,868,711
   7,925,000     4.75%, due 1/2/07                                                                8,406,594
  16,260,000     5.00%, due 1/15/07                                                              17,625,108
   7,820,000     5.25%, due 1/15/09                                                               8,555,604
   1,535,000     6.375%, due 6/15/09                                                              1,776,159
  10,690,000     6.25%, due 2/1/11                                                               11,963,083
   1,840,000     6.00%, due 5/15/11                                                               2,079,868
  29,185,000     5.375%, due 11/15/11                                                            31,642,610
               Federal Home Loan Bank System:
  22,215,000     4.875%, due 5/14/04                                                             23,219,274
  22,070,000     3.375%, due 6/15/04                                                             22,653,818
  23,305,000     6.50%, due 11/15/05                                                             26,096,916
               Freddie Mac:
  17,925,000     4.25%, due 6/15/05                                                              18,871,655
   6,905,000     5.75%, due 4/15/08                                                               7,750,642
   7,235,000     5.875%, due 3/21/11                                                              7,934,559

                                                                                                301,385,052

U.S. Treasury Notes/Bonds - 11.5%
  15,635,000     3.375%, due 4/30/04                                                             16,058,239
  15,965,000     2.125%, due 8/31/04                                                             16,142,738
  39,500,000     5.875%, due 11/15/04                                                            42,661,540
   8,805,000     6.50%, due 5/15/05                                                               9,773,893
  21,945,000     5.75%, due 11/15/05                                                             24,258,661
  19,235,000     6.50%, due 10/15/06                                                             22,093,206
  20,386,000     5.625%, due 5/15/08                                                             23,128,549
  17,863,000     6.00%, due 8/15/09                                                              20,768,524
   7,830,000     5.75%, due 8/15/10                                                               9,002,668
   7,125,000     5.00%, due 8/15/11                                                               7,813,004
   2,970,000     4.875%, due 2/15/12                                                              3,225,117
  41,970,000     7.25%, due 5/15/16                                                              53,741,284
  17,430,000     7.875%, due 2/15/21                                                             23,915,180
  17,430,000     7.25%, due 8/15/22                                                              22,684,186
  18,816,000     6.25%, due 8/15/23                                                              22,105,865
  26,520,000     6.00%, due 2/15/26                                                              30,391,310
  12,715,000     5.25%, due 2/15/29                                                              13,286,679
  27,575,000     6.25%, due 5/15/30                                                              32,998,451
                                                                                                394,049,094
-----------------------------------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $654,630,714)                                           695,434,146
-----------------------------------------------------------------------------------------------------------
Repurchase Agreement - 2.6%
  90,000,000   ABN AMRO Bank N.V., 1.26%
                 dated 12/31/02, maturing 1/2/03
                 to be repurchased at $90,006,300
                 collateralized by $85,319,261
                 in U.S. Government Agencies
                 5.875%-9.50%, 3/21/11-4/1/32
                 $38,353,166 in U.S. Treasury Bills
                 0%, 3/20/03-3/27/03; with respective
                 values of $53,552,564 and $38,247,439
                 (cost $90,000,000)                                                              90,000,000
-----------------------------------------------------------------------------------------------------------
Short-Term Corporate Notes - 4.4%
               Citigroup, Inc.
$100,000,000     1.15%, 1/2/03                                                             $     99,996,806
               Household Finance Corp.
  50,000,000     1.30%, 1/2/03                                                                   49,998,194
-----------------------------------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $149,995,000)                                                                 149,995,000
-----------------------------------------------------------------------------------------------------------
Time Deposit - 4.8%
               Societe Generale, New York
 165,000,000     1.19%, 1/2/03 (cost $165,000,000)                                              165,000,000
-----------------------------------------------------------------------------------------------------------
Total Investments (total cost $3,464,288,262) - 100%                                          3,423,627,221
-----------------------------------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0%                                         341,083
-----------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                          $  3,423,968,304
-----------------------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2002

COUNTRY                 % OF INVESTMENT SECURITIES       MARKET VALUE
------------------------------------------------------------------------
Bermuda                                        0.6%   $      19,446,394
Brazil                                           0%             109,135
Canada                                         1.2%          41,120,987
France                                         0.8%          28,752,138
Germany                                        0.8%          27,513,908
Netherlands                                    0.9%          29,957,253
United Kingdom                                 0.8%          26,144,318
United States++                               94.9%       3,250,583,088
------------------------------------------------------------------------
Total                                        100.0%   $   3,423,627,221

++Includes Short-Term Securities (83.1% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT DECEMBER 31, 2002

CURRENCY SOLD AND                                 CURRENCY            CURRENCY       UNREALIZED
SETTLEMENT DATE                                 UNITS SOLD     VALUE IN $ U.S.      GAIN/(LOSS)
------------------------------------------------------------------------------------------------
British Pound 4/15/03                           15,500,000        $ 24,768,725    $    (178,905)
Canadian Dollar 4/15/03                          7,600,000           4,791,124           78,642
Euro 3/28/03                                    50,000,000          52,276,038       (1,091,038)
------------------------------------------------------------------------------------------------
Total                                                             $ 81,835,887    $  (1,191,301)

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN GROWTH AND INCOME PORTFOLIO                        David Corkins,
                                                               portfolio manager

[PHOTO OF DAVID CORKINS]

Fear was in abundance during the year as the markets reacted to accounting irregularities, corporate scandals and war talk by sending stocks to five-year lows in early October. Underpinning the pessimism was a "stop and start" economic recovery whose few signs of strength were limited to housing and automobile sales. Surprisingly, even as manufacturing activity and consumer confidence experienced alarming drops late in the period, stocks moved dramatically higher. However, by December, geopolitical tensions, rising unemployment and lackluster holiday sales put a damper on the festive mood. When all was said and done, the major market averages had racked up losses for a third consecutive year - the first time this has occurred since the Great Depression.

Given the tremendous uncertainty, we attempted to be both opportunistic and balanced in our security selection. As always, we were actively on the lookout for attractive businesses that offered us the opportunity to capitalize on volatility and weakness. But as Winston Churchill once remarked, "However beautiful the strategy, you should occasionally look at the results." For the fiscal year ended December 31, 2002, Janus Aspen Growth and Income Portfolio declined 21.54% for its Institutional Shares and 21.77% for its Service Shares, while its benchmark, the Standard & Poor's 500(R) Index, fell 22.09%.(1) This performance earned the Portfolio's Institutional Shares a second-quartile ranking for the one-year period ended December 31, 2002, placing it 54th out of 197 variable annuity large-cap core funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

Despite the volatile environment, Anheuser-Busch, the world's largest brewer, proved it could thrive in both good times and bad. With nearly 50% of the U.S. beer market, the company has been able to exercise rare pricing power amid a contracting economy, helping it to maintain substantial leverage in marketing and distribution - and we believe all but ensuring further market share gains.

Pricing power also benefited Berkshire Hathaway. Chairman and CEO Warren Buffett successfully managed through the company's post-September 11 losses in its insurance business to take advantage of rising prices and leveraged his AAA rating to boost market share - both of which we believe signal strong relative performance in years to come. In addition, the increased float income from these businesses could enable Buffett to invest in even more compelling opportunities in the future.

Elsewhere, a sweeping two-year restructuring effort helped revive household products giant Procter & Gamble. By focusing on higher-revenue, higher-margin businesses, such as core brands Tide and the recently acquired Clairol, and divesting more capital-intensive units, the company hoped to produce as much as $2 billion in annual cost savings. All in all, P&G continued to exceed our expectations with double-digit gains in volume, sales and profits.

In contrast, our disappointments involved stocks whose downside risk turned out to be more damaging than we anticipated. This was certainly the case with consumer finance company Household International, which moved sharply lower on its announcement in August that it would restate earnings dating back to 1994. Later, the firm struggled with rising defaults as well as ensuing government regulations requiring lenders to raise capital ratios. Consequently, we liquidated Household International at a loss.

J.P. Morgan Chase & Co., the nation's second-largest bank, hindered our performance as well. The company was embroiled in a contentious lawsuit surrounding disputed trades with the now-bankrupt Enron. Investors feared that J.P. Morgan would recover none of the $1 billion it sought from insurers. However, a $600 million settlement was reached shortly after period-end. Either way, we believe the bank stood to take a substantial charge against fourth-quarter earnings, convincing us to cut our losses and trim the position.

Longtime holding General Electric also faltered as a deceleration in the company's Power Systems and Aircraft Engines divisions worked against the stock. However, we are gratified by the industrial giant's efforts to improve its business mix, as evidenced by sound investments in medical technology and plans to sell off low-margin, low-return units.

As we enter 2003, it's important to take lessons from the past as well as look to the future for opportunity. As my professor and noted business guru Edwards Deming liked to say, "Learning is not compulsory; neither is survival." We're constantly looking for new ideas for the Portfolio as well as taking advantage of short-term disruptions to add to our existing holdings.

Thank you for your continued investment in Janus Aspen Growth and Income Portfolio.

PORTFOLIO ASSET MIX
(% OF NET ASSETS)                DECEMBER 31, 2002    DECEMBER 31, 2001
------------------------------------------------------------------------
Equities                                      88.8%                84.3%
Top 10 Equities                               27.9%                27.2%
Number of Stocks                                75                   74
Fixed Income Securities                       10.6%                 6.9%
Cash and Cash Equivalents                      0.6%                 8.8%

(1)  All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2002

Institutional Shares (Inception Date 5/1/98)
  1 Year                                                        (21.54)%
  From Inception                                                  4.30%
------------------------------------------------------------------------
S&P 500(R) Index
  1 Year                                                        (22.09)%
  From Inception of Institutional Shares                         (3.57)%
------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
  1 Year                                                        (21.77)%
  From Portfolio Inception                                        4.03%
------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2002

                                           ONE YEAR           SINCE 5/1/98*
Janus Aspen Growth and Income Portfolio
  - Institutional Shares                    (21.54)%               4.30%
S&P 500(R) Index                            (22.09)%              (3.57)%

[CHART]

PERFORMANCE OVERVIEW

              JANUS ASPEN GROWTH AND INCOME PORTFOLIO - INSTITUTIONAL SHARES   S&P 500 INDEX
  5/1/1998                               10000                                       10000
 5/31/1998                                9870                                     9828.35
 6/30/1998                               10560                                    10227.28
 7/31/1998                               10720                                    10119.19
 8/31/1998                                9140                                     8657.21
 9/30/1998                                9770                                     9212.28
10/31/1998                               10150                                     9960.46
11/30/1998                               10730                                     10563.9
12/31/1998                               11980                                    11172.23
 1/31/1999                            12971.66                                    11639.24
 2/28/1999                            12621.07                                    11277.56
 3/31/1999                            13702.88                                    11728.64
 4/30/1999                            13973.33                                    12182.83
 5/31/1999                            13833.09                                    11895.46
 6/30/1999                            14444.28                                    12555.20
 9/30/1999                            15065.76                                    11771.94
12/31/1999                            20849.69                                    13522.11
 3/31/2000                            22144.64                                    13831.80
 6/30/2000                            20108.85                                    13464.41
 9/30/2000                            19938.61                                    13333.92
12/31/2000                            17909.42                                    12291.36
03/31/2001                            15903.49                                    10835.04
06/30/2001                            16706.17                                    11468.71
 7/31/2001                            16115.45                                    11355.77
09/30/2001                            14146.36                                        9786
12/31/2001                            15514.22                                    10831.62
01/31/2002                            14961.25                                    10673.64
02/28/2002                            14888.22                                    10467.75
03/31/2002                            15472.48                                    10861.48
04/30/2002                            14815.19                                    10203.26
05/31/2002                            14773.46                                    10128.36
06/30/2002                            13887.03                                     9407.17
07/31/2002                            12714.07                                     8674.05
12/31/2002                            12172.74                                     8438.67

*The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Common Stock - 85.2%
Advertising Sales - 0.4%
      13,370   Lamar Advertising Co.*                                                      $        449,901

Aerospace and Defense - 1.0%
      15,355   General Dynamics Corp.                                                             1,218,726

Airlines - 0.2%
      16,455   Southwest Airlines Co                                                                228,725

Applications Software - 3.3%
      75,185   Microsoft Corp.*                                                                   3,887,064

Automotive - Cars and Light Trucks - 0.5%
      18,200   BMW A.G.**                                                                           552,893

Beverages - Non-Alcoholic - 1.4%
      38,171   PepsiCo, Inc.                                                                      1,611,580

Brewery - 1.9%
      47,123   Anheuser-Busch Companies, Inc.                                                     2,280,753

Broadcast Services and Programming - 3.9%
      41,795   Clear Channel Communications, Inc.*                                                1,558,536
     343,013   Liberty Media Corp. - Class A *                                                    3,066,536

                                                                                                  4,625,072

Cable Television - 3.8%
     110,338   Comcast Corp. - Special Class A *                                                  2,492,535
      67,831   Cox Communications, Inc. - Class A *                                               1,926,400

                                                                                                  4,418,935

Casino Hotels - 0.6%
      78,815   Park Place Entertainment Corp. *                                            $        662,046

Chemicals - Diversified - 1.8%
      51,198   E.I. du Pont de Nemours and Co                                                     2,170,795

Commercial Services - Finance - 1.0%
      42,077   Paychex, Inc.                                                                      1,173,948

Computer Services - 0.8%
      67,030   Ceridian Corp. *                                                                     966,573

Computers - 1.2%
      45,720   Apple Computer, Inc. *                                                               655,168
      10,180   IBM Corp.                                                                            788,950

                                                                                                  1,444,118

Computers - Peripheral Equipment - 0.3%
       6,555   Lexmark International Group, Inc. - Class A                                          396,577

Consulting Services - 0.5%
      33,030   Accenture, Ltd. - Class A (New York Shares)                                          594,210

Cosmetics and Toiletries - 2.9%
      16,045   Colgate-Palmolive Co.                                                                841,239
      11,285   International Flavors & Fragrances, Inc.                                             396,104
      25,120   Procter & Gamble Co                                                                2,158,813

                                                                                                  3,396,156

Data Processing and Management - 0.8%
      22,770   Automatic Data Processing, Inc.                                                      893,723

Diversified Financial Services - 4.2%
     141,415   Citigroup, Inc.                                                                    4,976,394

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Diversified Operations - 4.2%
      14,260   3M Co                                                                       $      1,758,258
      95,468   General Electric Co                                                                2,324,646
      37,420   Honeywell International, Inc.                                                        898,080

                                                                                                  4,980,984

Entertainment Software - 0.6%
      13,375   Electronic Arts, Inc. *                                                              665,674

Finance - Commercial - 1.2%
      71,135   CIT Group, Inc.                                                                    1,394,246

Finance - Investment Bankers/Brokers - 1.8%
      31,671   Charles Schwab Corp.                                                                 343,630
      18,905   Goldman Sachs Group, Inc.                                                          1,287,430
      22,340   J.P. Morgan Chase & Co                                                               536,160

                                                                                                  2,167,220

Finance - Mortgage Loan Banker - 2.2%
      40,240   Fannie Mae                                                                         2,588,639

Financial Guarantee Insurance - 0.8%
      23,710   MGIC Investment Corp.                                                                979,223

Hotels and Motels - 1.4%
      42,812   Fairmont Hotels & Resorts, Inc.
                 (New York Shares)                                                                1,008,223
      28,350   Starwood Hotels & Resorts Worldwide, Inc.                                            673,029

                                                                                                  1,681,252

Insurance Brokers - 2.8%
      69,888   Marsh & McLennan Companies, Inc.                                                   3,229,524

Life and Health Insurance - 1.8%
      32,040   AFLAC, Inc.                                                                          965,045
      39,159   John Hancock Financial Services, Inc.                                              1,092,536

                                                                                                  2,057,581

Medical - Drugs - 5.0%
      32,240   Abbott Laboratories                                                                1,289,600
      13,810   Merck & Company, Inc.                                                                781,784
      79,500   Pfizer, Inc.                                                                       2,430,315
      36,145   Wyeth                                                                              1,351,823

                                                                                                  5,853,522

Medical - HMO - 0.5%
       7,225   UnitedHealth Group, Inc.                                                             603,287

Medical - Hospitals - 0.2%
      10,760   Tenet Healthcare Corp. *                                                             176,464

Medical Instruments - 2.0%
      50,354   Medtronic, Inc.                                                                    2,296,142

Motorcycle and Motor Scooter Manufacturing - 0.6%
      15,788   Harley-Davidson, Inc.                                                                729,406

Multi-Line Insurance - 1.9%
      38,505   American International Group, Inc.                                                 2,227,514

Multimedia - 5.1%
      16,625   AOL Time Warner, Inc.                                                                217,787
      22,065   Gannett Company, Inc.                                                              1,584,267
      80,359   Viacom, Inc. - Class B *                                                           3,275,433
      54,845   Walt Disney Co                                                                       894,522

                                                                                                  5,972,009

Non-Hazardous Waste Disposal - 0.4%
      20,590   Waste Management, Inc.                                                               471,923

Oil Companies - Integrated - 6.7%
      33,459   ConocoPhillips                                                              $      1,619,081
      64,024   EnCana Corp. (New York Shares)                                                     1,991,146
     122,885   Exxon Mobil Corp.                                                                  4,293,602

                                                                                                  7,903,829

Pipelines - 0.6%
      16,496   Kinder Morgan, Inc.                                                                  697,286

Printing - Commercial - 0.7%
      28,711   Valassis Communications, Inc. *                                                      844,965

Property and Casualty Insurance - 0.3%
      23,380   Travelers Property Casualty Corp. - Class B                                          342,517

Reinsurance - 2.1%
       1,027   Berkshire Hathaway, Inc. - Class B *                                               2,488,421

Retail - Discount - 0.5%
      18,755   Target Corp.                                                                         562,650

Semiconductor Components/Integrated Circuits - 2.1%
      22,090   Linear Technology Corp.                                                              568,155
      55,834   Maxim Integrated Products, Inc. *                                                  1,844,755

                                                                                                  2,412,910

Super-Regional Banks - 3.6%
      25,245   Bank of America Corp.                                                              1,756,295
     115,395   U.S. Bancorp                                                                       2,448,682

                                                                                                  4,204,977

Telecommunication Equipment - 0.7%
      56,735   Nokia Oyj (ADR)**                                                                    879,392

Telephone - Integrated - 0.5%
      20,560   SBC Communications, Inc.                                                             557,382

Tools - Hand Held - 1.1%
      36,755   Stanley Works Co                                                                   1,270,988

Toys - 1.4%
      84,530   Mattel, Inc.                                                                       1,618,750

Transportation - Railroad - 0.5%
      15,240   Canadian National Railway Co.
                 (New York Shares)**                                                                633,374

Transportation - Services - 0.2%
       7,035   C.H. Robinson Worldwide, Inc.                                                        219,492

Travel Services - 1.2%
      60,090   USA Interactive *                                                                  1,373,657
-----------------------------------------------------------------------------------------------------------
Total Common Stock (cost $116,343,719)                                                          100,033,389
-----------------------------------------------------------------------------------------------------------
Corporate Bonds - 3.6%
Advertising Sales - 0.1%
$    160,000   Lamar Advertising Co., 5.25%
                 convertible notes, due 9/15/06                                                     161,200

Cable Television - 0.4%
     420,000   Cox Communications, Inc., 7.125%
                 notes, due 10/1/12                                                                 466,508

Cellular Telecommunications - 0.1%
      58,000   VoiceStream Wireless Corp., 10.375%
                 senior notes, due 11/15/09                                                          60,900

Non-Hazardous Waste Disposal - 0.4%
               Waste Management, Inc.:
     375,000     6.375%, notes, due 12/1/03                                                         382,166
     100,000     7.00%, notes, due 5/15/05                                                          105,199

                                                                                                    487,365

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 0.2%
$    363,000   Devon Energy Corp., 0%
                 convertible debentures, due 6/27/20                                       $        190,121
Resorts and Theme Parks - 0.2%
               Six Flags, Inc.:
      40,000     9.50%, senior notes, due 2/1/09                                                     38,600
     160,000     8.875%, senior notes, due 2/1/10                                                   150,400

                                                                                                    189,000

Retail - Discount - 1.4%
   1,655,000   Wal-Mart Stores, Inc., 4.375%
                 notes, due 8/1/03                                                                1,682,910

Telephone - Integrated - 0.2%
     185,000   CenturyTel, Inc., 8.375%
                 notes, due 10/15/10                                                                220,742
Toys - 0.3%
               Mattel, Inc.:
     140,000     6.00%, notes, due 7/15/03                                                          140,940
     250,000     6.125%, notes, due 7/15/05                                                         256,000

                                                                                                    396,940

Transportation - Railroad - 0.3%
     365,000   Wisconsin Central Transportation Corp.
                 6.625%, notes, due 4/15/08                                                         411,615
-----------------------------------------------------------------------------------------------------------
Total Corporate Bonds (cost $4,078,629)                                                           4,267,301
-----------------------------------------------------------------------------------------------------------
Preferred Stock - 3.6%
Automotive - Cars and Light Trucks - 3.0%
      62,015   General Motors Corp. - Series B
                 convertible, 5.25%                                                               1,441,849
       4,971   Porsche A.G.**                                                                     2,065,664

                                                                                                  3,507,513

Electric - Integrated - 0.6%
      33,815   Centerpoint Energy, Inc., convertible, 2.00%
                 (AOL Time Warner, Inc.)                                                            748,157
-----------------------------------------------------------------------------------------------------------
Total Preferred Stock (cost $5,365,047)                                                           4,255,670
-----------------------------------------------------------------------------------------------------------
U.S. Government Obligations - 7.0%
               U.S. Treasury Notes:
$  1,330,000     3.00%, due 1/31/04                                                               1,354,730
   4,290,000     2.875%, due 6/30/04                                                              4,384,848
   1,810,000     2.25%, due 7/31/04                                                               1,833,756
     545,000     3.50%, due 11/15/06                                                                567,141
-----------------------------------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $8,086,960)                                               8,140,475
-----------------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.2%
     200,000   ABN AMRO Bank N.V., 1.26%
                 dated 12/31/02, maturing 1/2/03
                 to be repurchased at $200,014
                 collateralized by $189,598
                 in U.S. Government Agencies
                 5.875%-9.50%, 3/21/11-4/1/32
                 $85,229 in U.S. Treasury Bills
                 0%, 3/20/03-3/27/03; with respective
                 values of $119,006 and $84,994
                 (cost $200,000)                                                                    200,000
-----------------------------------------------------------------------------------------------------------
Total Investments (total cost $134,074,355) - 99.6%                                             116,896,835
-----------------------------------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.4%                                       460,875
-----------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                          $    117,357,710
-----------------------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2002

COUNTRY                       % OF INVESTMENT SECURITIES       MARKET VALUE
------------------------------------------------------------------------------
Bermuda                                              0.5%   $         594,210
Canada                                               3.1%           3,632,743
Finland                                              0.8%             879,392
Germany                                              2.2%           2,618,557
United States++                                     93.4%         109,171,933
------------------------------------------------------------------------------
Total                                              100.0%   $     116,896,835

++Includes Short-Term Securities (93.2% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT DECEMBER 31, 2002

CURRENCY SOLD AND                                      CURRENCY                  CURRENCY           UNREALIZED
SETTLEMENT DATE                                      UNITS SOLD           VALUE IN $ U.S.          GAIN/(LOSS)
---------------------------------------------------------------------------------------------------------------
Euro 2/21/03                                          2,500,000              $  2,617,549        $    (107,299)
---------------------------------------------------------------------------------------------------------------
Total                                                                        $  2,617,549        $    (107,299)

JANUS ASPEN STRATEGIC VALUE PORTFOLIO            David Decker, portfolio manager

[PHOTO OF DAVID DECKER]

For the fiscal year ended December 31, 2002, Janus Aspen Strategic Value Portfolio declined 23.22% for its Institutional Shares and retreated 23.42% for its Service Shares. This compares with a 22.09% loss posted by its benchmark, the Standard & Poor's 500(R) Index.(1) The Portfolio's Institutional Shares ranked 78th out of 91 variable annuity multi-cap value funds tracked by Lipper, a Reuters Company and leading mutual fund rating company, placing it in the forth-quartile for the one-year period ended December 31, 2002.(2)

There were very few positives in the market over the past year. Valuation support came under intense pressure, as stocks skidded to losses for the third consecutive year amid fears of war, profit warnings, credit downgrades and soft economic data. Meanwhile, excess capacity continued to haunt the business environment, especially in light of declining industrial production and manufacturing activity. While the Portfolio performed well during the first several months of 2002,(3) performance during the June-September period was, in a word, dreadful.

Despite what has been a very difficult environment, I am very optimistic about the Portfolio. I firmly believe our process is sound and we have built a Portfolio of excellent companies that will compound value for shareholders over time.

I often discuss intrinsic value, which I define as the value of a company based on its future discounted cash flows. When intrinsic value is less than the current market value, I look to buy, and when it is above, I look to sell. However, unlike current market value, intrinsic value is actually a range of values. This is because intrinsic value is a function of the many assumptions that are made about the future. Therefore, when we value companies, we approach it using scenario analysis. In other words, we make differing assumptions in our valuation models, and then apply probabilities to those scenarios, while always trying to err on the side of caution. However, even if we apply a low probability to a scenario, there is a chance that that scenario will play out. Because of this, we try to find companies where, if we are wrong, the damage will not be overly severe.

The spread between market value and intrinsic value is also driven by the psychology of the market. In my opinion, we saw this most evidently in September 2002, where fear of the unknown - economic outlook, war, terrorism - converged in a downward selling cycle that manifested upon itself.

An example of where I believe psychology drove a divergence between market value and intrinsic value in the Portfolio is Station Casinos. The Las Vegas resort franchise had appreciated 70% in the first half of the year before losing almost its entire gain in a period of a couple of weeks. One month later, the stock began to sell at a price above where it was before it imploded. Did this company's drastic market move mean that its intrinsic value changed as dramatically during this time? In my opinion, the answer is, quite simply, no. The market is often driven by emotion more than logic. This is why we invest in companies based on what we believe the true intrinsic value is and then wait patiently. If we are right, market value and intrinsic value will potentially converge as the fundamental strength of the business model becomes apparent. In fact, Station Casinos fully rebounded from its near-term setback and was the largest positive contributor to the Portfolio.

Unfortunately, we are not always right, and the period exposed several bad decisions. The first, and by far the most damaging, was El Paso. What first attracted me to this company was its powerful asset base. Unfortunately, two events occurred. First, El Paso dramatically scaled back from the merchant energy business, which proved to be more costly than I had anticipated. Second, the company was hit by a legal reversal by the Federal Energy Regulatory Commission's Administrative Law Judge, potentially exposing the company to substantial legal liability. Drawing from my discussion of scenario analysis, I made two important mistakes. First, I incorrectly analyzed the impact of the merchant energy withdrawal, and second, I underestimated the probability of these events occurring at all. These mistakes caused severe damage to the performance of the Portfolio and convinced me to completely liquidate the position.

While performance was significantly challenged against a difficult backdrop, I firmly believe that we have built a Portfolio of excellent companies that will grow over time. Although I do not necessarily believe the market will rebound rapidly, I think that as the economy improves, the companies we own will demonstrate the ability to generate substantial cash flow.

Thank you for your continued support during this very difficult period.

PORTFOLIO ASSET MIX

(% OF NET ASSETS)                      DECEMBER 31, 2002        DECEMBER 31, 2001
----------------------------------------------------------------------------------
Equities                                           98.8%                    69.5%
  Foreign                                          11.8%                     9.5%
  Europe                                            0.1%                     0.1%
Top 10 Equities                                    47.6%                    31.9%
Number of Stocks                                      46                       47
Cash, Cash Equivalents
  and Fixed Income Securities                       1.2%                    30.5%

(1)  All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

(3) The Janus Aspen Strategic Value Portfolio 3-month and 6-month performance for the periods ending March 31, 2002 and June 30, 2002, respectively, are reported as a gain of 4.93% and a loss of 9.53% for its Institutional Shares and a gain of 4.90% and a loss of 9.59% for its Service Shares. The Standard & Poor's 500(R) Index performance for the same time period was 0.27% and (13.40)%, respectively.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

AVERAGE ANNUAL TOTAL RETURN

FOR THE PERIODS ENDED DECEMBER 31, 2002

Institutional Shares (Inception Date 5/1/00)
  1 Year                                                (23.22)%
  From Inception                                        (12.19)%
----------------------------------------------------------------
S&P 500(R) Index
  1 Year                                                (22.09)%
  From Portfolio Inception                              (15.97)%
----------------------------------------------------------------
Service Shares (Inception Date 5/1/00)
  1 Year                                                (23.42)%
  From Inception                                        (12.30)%
----------------------------------------------------------------

This Portfolio is designed for long-term investors who can accept the special risks associated with value investing.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2002

                                                        ONE YEAR   SINCE 5/1/00*
Janus Aspen Strategic Value Portfolio
  - Institutional Shares                                (23.22)%      (12.19)%
S&P 500(R) Index                                        (22.09)%      (15.97)%

[CHART]

                          JANUS ASPEN STRATEGIC VALUE PORTFOLIO - INSTITUTIONAL SHARES    S & P 500 INDEX
  5/1/2000                                                          $           10,000         10000
 5/31/2000                                                          $            9,780          9795
 5/31/2000    6/30/2000                                             $           10,100         10036
 6/30/2000    7/31/2000                                             $           10,180          9879
 7/31/2000    8/31/2000                                             $           10,570         10493
 8/31/2000    9/30/2000                                             $           10,100          9939
 9/30/2000   10/31/2000                                             $           10,360          9897
10/31/2000   11/30/2000                                             $            9,690          9117
11/30/2000   12/31/2000                                             $           10,020          9161
              1/31/2001                                                          10652          9486
              2/28/2001                                                          10291          8621
              3/31/2001                                                           9649          8075
              4/30/2001                                                          10020          8703
              5/31/2001                                                          10070          8761
              6/30/2001                                                           9809          8548
              7/31/2001                                                                         8464
             11/30/2001                                                           9045          8002
             12/31/2001                                                           9206          8073
              1/31/2002                                                        9054.48          7955
              2/28/2002                                                        9064.56          7801
              3/31/2002                                                        9659.45          8095
              4/30/2002                                                         9336.8          7604
              5/31/2002                                                        9326.71          7548
              6/30/2002                                                         8328.5          7010
              7/31/2002                                                        7471.45       6463.93
             12/31/2002                                                        7068.14       6288.43

PERFORMANCE OVERVIEW

*The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Common Stock - 97.2%
Aerospace and Defense - Equipment - 2.3%
       6,880   Alliant Techsystems, Inc.*                                                  $        428,968

Apparel Manufacturers - 1.2%
       7,580   Liz Claiborne, Inc.                                                                  224,747

Automotive - Cars and Light Trucks - 2.1%
       5,000   General Motors Corp.                                                                 184,300
      25,000   Nissan Motor Company, Ltd.**                                                         195,079

                                                                                                    379,379

Automotive - Truck Parts and Equipment - 3.2%
      17,670   Lear Corp.*                                                                          588,057

Broadcast Services and Programming - 9.2%
     189,974   Liberty Media Corp. - Class A*                                                     1,698,367

Building Products - Cement and Aggregate - 3.3%
      28,580   Cemex S.A. de C.V. (ADR)                                                             614,756

Casino Hotels - 1.3%
      13,930   Station Casinos, Inc.*                                                               246,561

Chemicals - Specialty - 1.5%
      10,000   Cytec Industries, Inc.*                                                              272,800

Commercial Services - 0.2%
       1,186   Arbitron, Inc.*                                                                       39,731

Commercial Services - Finance - 1.8%
       7,840   Moody's Corp.                                                                        323,714

Computer Services - 4.0%
      51,680   Ceridian Corp.*                                                             $        745,226

Computers - 3.6%
      46,945   Apple Computer, Inc.*                                                                672,722

Containers - Paper and Plastic - 3.1%
      31,935   Packaging Corporation of America*                                                    582,494

Diversified Financial Services - 0.6%
       3,221   Citigroup, Inc.                                                                      113,347

Diversified Operations - 4.5%
       8,470   SPX Corp.*                                                                           317,202
      29,830   Tyco International, Ltd.                                                             509,496

                                                                                                    826,698

Electronic Design Automation - 3.6%
      56,550   Cadence Design Systems, Inc.*                                                        666,724

Enterprise Software and Services - 2.5%
      33,675   Computer Associates International, Inc.                                              454,613

Finance - Consumer Loans - 2.8%
       4,990   SLM Corp.                                                                            518,261

Finance - Credit Card - 0.8%
       4,090   American Express Co.                                                                 144,582

Finance - Mortgage Loan Banker - 6.0%
      17,285   Fannie Mae                                                                         1,111,944

Food - Dairy Products - 1.6%
       7,770   Dean Foods Co.*                                                                      288,267

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Multimedia - 2.5%
       3,875   McGraw-Hill Companies, Inc.                                                 $        234,205
       5,375   Viacom, Inc. - Class B*                                                              219,085

                                                                                                    453,290

Non-Hazardous Waste Disposal - 2.2%
      40,805   Allied Waste Industries, Inc.*                                                       408,050

Oil Companies - Exploration and Production - 4.9%
      10,325   Apache Corp.                                                                         588,422
      16,130   Ocean Energy, Inc.                                                                   322,116

                                                                                                    910,538

Oil Refining and Marketing - 1.6%
      26,300   SK Corp.**                                                                           290,485

Paper and Related Products - 2.4%
       9,930   Rayonier, Inc.                                                                       449,333

Petrochemicals - 0.2%
       6,693   Reliance Industries, Ltd.                                                             41,554

Pipelines - 5.5%
      31,922   Kinder Morgan Management LLC*                                                      1,008,416

Printing - Commercial - 2.3%
      14,530   Valassis Communications, Inc.*                                                       427,618

Property and Casualty Insurance - 0%
         139   Travelers Property Casualty Corp. - Class A*.                                          2,036
         285   Travelers Property Casualty Corp. - Class B*                                           4,175

                                                                                                      6,211

Publishing - Newspapers - 1.8%
       7,205   New York Times Co. - Class A                                                         329,484

Recreational Centers - 0.1%
       3,510   Bally Total Fitness Holding Corp.*                                                    24,886

Reinsurance - 6.0%
         460   Berkshire Hathaway, Inc. - Class B*                                                1,114,580

Retail - Toy Store - 1.5%
      28,535   Toys "R" Us, Inc.*                                                                   285,350

Retail - Video Rental - 1.0%
      15,685   Blockbuster, Inc. - Class A                                                          192,141

Satellite Telecommunications - 1.6%
      13,635   EchoStar Communications Corp. - Class A*                                             303,515

Television - 0.1%
         950   SBS Broadcasting S.A.*                                                                13,795

Tobacco - 0.6%
       9,529   Vector Group, Ltd.                                                                   110,727

Toys - 0.9%
       8,520   Mattel, Inc.                                                                         163,158

Transportation - Marine - 2.8%
     102,165   Grupo TMM S.A. de C.V. (ADR) - Class A*                                              526,150
------------------------------------------------------------------------------------------------------------
Total Common Stock (cost $20,310,550)                                                            18,001,239
------------------------------------------------------------------------------------------------------------
Corporate Bonds - 1.1%
Tobacco - 1.1%
    $300,000   Vector Group, Ltd., 6.25%
                 convertible subordinated notes
                 due 7/15/08+ (cost $300,000)                                              $        193,500
------------------------------------------------------------------------------------------------------------
Preferred Stock - 1.6%
Automotive - Cars and Light Trucks - 1.6%
      13,100   General Motors Corp. - Series B
                 convertible, 5.25% (cost $356,464)                                                 304,575
------------------------------------------------------------------------------------------------------------
Total Investments (total cost $20,967,014) - 99.9%                                               18,499,314
------------------------------------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%                                        18,950
------------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                          $     18,518,264
------------------------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2002

COUNTRY                       % OF INVESTMENT SECURITIES         MARKET VALUE
-------------------------------------------------------------------------------
Bermuda                                             2.7%         $     509,496
India                                               0.2%                41,554
Japan                                               1.1%               195,079
Luxembourg                                          0.1%                13,795
Mexico                                              6.2%             1,140,906
South Korea                                         1.6%               290,485
United States                                      88.1%            16,307,999
-------------------------------------------------------------------------------
Total                                             100.0%         $  18,499,314

FORWARD CURRENCY CONTRACTS, OPEN AT DECEMBER 31, 2002

CURRENCY SOLD AND                 CURRENCY           CURRENCY           UNREALIZED
SETTLEMENT DATE                 UNITS SOLD    VALUE IN $ U.S.          GAIN/(LOSS)
-----------------------------------------------------------------------------------
Japanese Yen 2/21/03            21,500,000        $   181,563        $     (7,004)
South Korean Won
  2/3/03                       270,000,000            226,980              (1,406)
South Korean Won
  2/25/03                       65,000,000             54,534              (2,117)
-----------------------------------------------------------------------------------
Total                                             $   463,077        $    (10,527)

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO                    Helen Young Hayes,
                                                              portfolio manager

                                                              Brent Lynn,
                                                              portfolio manager

[PHOTO OF HELEN YOUNG HAYES]

[PHOTO OF BRENT LYNN]

Janus Aspen International Growth Portfolio's Institutional Shares declined 25.58% for the year ended December 31, 2002, while the Portfolio's Service Shares declined 25.76% and the Service II Shares declined 25.51%. The Portfolio's benchmark, the Morgan Stanley Capital International EAFE(R) Index, lost 15.94%.(1) The Portfolio's Institutional Shares ranked 157th out of 169 variable annuity international funds tracked by Lipper, a Reuters Company and leading mutual fund rating company, placing it in the fourth-quartile for the one-year period ended December 31, 2002.(2)

As we review the Portfolio's performance over the past year, the main theme that emerges is the inconsistency of the nascent global economic recovery. Layered on top of this were accounting scandals and growing geopolitical unrest, which helped keep business spending anemic and caused consumer spending in the U.S. to wane. In turn, equity markets remained mired in the third year of the worst bear market since 1942.

Looking to Europe, the Morgan Stanley Capital International Europe Index fell 18.38% for the period amid lackluster economic growth and declining business confidence. In Asia, where many companies remain dependent on exports to the U.S., Japan's Nikkei 225 Index fell 18.63%, skidding to a 19-year low. Given our concerns about ongoing deflation and the slow pace of structural reform, our exposure to Japan remained underweighted versus the benchmark.

Although our strategy had been to position the Portfolio fairly defensively until we get better clarity on earnings growth, our frustration lies in the fact that our performance does not reflect this more defensive posture.

Our biggest detractor was Bermuda-based conglomerate Tyco. We felt Tyco's ADT home security systems and Curad bandages were just the sort of steady, predictable, defensive business models to own in a choppy economic environment. However, the stock fell due to rumors of aggressive accounting practices. We welcomed news that Tyco planned to break itself up into four separate companies based on our "sum-of-the-parts" valuation. Nonetheless, we lost confidence in management in late April when they decided against the break-up and exited the position.

Another significant detractor was Grupo Televisa, a leader in entertainment services directed to Spanish-speaking audiences, which lost ground due to concerns over a weakening economy. We have chosen to maintain our position, as Grupo Televisa owns unique media assets ranging from broadcasting to publishing. Moreover, Grupo Televisa provides programming content to its strategic partner, Univision, which is the premier Spanish-language media company in the U.S. Against the backdrop of a growing Hispanic population in the U.S. and the increased advertising directed toward that audience, we believe Grupo Televisa is well positioned to benefit.

Netherlands-based food retailer Ahold also declined. Negative investor sentiment toward acquisitive companies and a slight softening in fundamentals caused the stock to drift lower as the year progressed. Therefore, we made the decision to exit the stock until Ahold improves its operating metrics.

Our performance was also significantly impacted by the continuing weakness of the U.S. dollar. Although we reduced our hedges during the year, the hedged positions were a drag on performance.

Winners during this period were primarily consumer-oriented, ranging from household products to automobiles to pharmaceuticals.

Reckitt Benckiser, a UK-based household goods manufacturer, was the top contributor. Reckitt is benefiting from textbook execution of product innovation, brand marketing, cost cutting, and working capital efficiency, all of which have resulted in healthy organic growth and improving margins.

Nissan Motor Corporation also gained. The company is benefiting from dynamic change at the hands of a new management team and its focus on "Nissan 180" - a goal to sell one million new cars, reach an 8% profit margin and have zero debt by 2004. Nissan's success in launching new products and gaining market share versus Detroit's "Big Three" automakers gives us confidence that it will continue to deliver results.

Another winner was Teva Pharmaceuticals. Based in Israel, Teva is the world's largest generic drug maker, and is capitalizing on the shift toward more prescriptions being written for generic drugs. Recent sales have been bolstered by the launch of the generic version of the antibiotic drug Augmentin.

As mentioned, we continued to run a broad and flat portfolio, increasing our total number of stocks, while reducing the concentration of the top holdings. We believe the industry weightings reflect a mix of stable, predictable businesses as well as companies with some leverage to improving economic fundamentals and equity markets. Our focus is on companies that are executing well in this environment, regardless of their diverse end markets.

Going forward, our bias is to slightly tilt the balance of the Portfolio toward more economically sensitive sectors of the economy, as our research helps us gain confidence that individual companies are indeed seeing improvements in their outlooks.

It is important to note that, despite the uncertainty regarding the pace of the global economic recovery, our objective has not changed - we continue to search out attractive, growing companies that are controlling costs, gaining market share, creating shareholder value, and selling at reasonable valuations. We are confident that our research can uncover "best-of-breed" companies that exhibit these critical characteristics.

We know this has been a trying time for all Janus investors and we appreciate your continued support.

PORTFOLIO ASSET MIX

(% OF NET ASSETS)                       DECEMBER 31, 2002   DECEMBER 31, 2001
------------------------------------------------------------------------------
Equities                                            94.4%               92.0%
  Foreign                                           94.0%               90.2%
Top 10 Equities                                     18.2%               23.2%
Number of Stocks                                     148                 118
Cash and Cash Equivalents                            5.6%                8.0%

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of December 31, 2002, Lipper ranked Janus Aspen International Growth Portfolio - Institutional Shares 18th out of 98 variable annuity international funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2002

Institutional Shares (Inception Date 5/2/94)
  1 Year                                                            (25.58)%
  5 Year                                                               0.52%
  From Inception                                                       8.08%
---------------------------------------------------------------------------
Morgan Stanley Capital International EAFE(R) Index
  1 Year                                                            (15.94)%
  5 Year                                                             (2.89)%
  From Inception Date of Institutional Shares                          0.40%
---------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
  1 Year                                                            (25.76)%
  5 Year                                                               0.01%
  From Portfolio Inception                                             8.08%
---------------------------------------------------------------------------
Service II Shares (Inception Date 12/31/01)
  1 Year                                                            (25.51)%
  5 Year                                                               0.07%
  From Portfolio Inception                                             8.08%
---------------------------------------------------------------------------

Returns shown for Service and Service II Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service and Service II Shares.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The Morgan Stanely Capital International Europe Index is an unmanaged, market value-weighted average of the performance of securities listed on the stock exchanges of 7 countries in the Latin-American region. The Japan Nikkei 225 Index is a price-weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange. This is a price-only index. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2002

                                                               ONE YEAR  FIVE YEAR    SINCE 5/2/94*
Janus Aspen International Growth Portfolio
  - Institutional Shares                                       (25.58)%     0.52%         8.08%
Morgan Stanley Capital International EAFE(R) Index             (15.94)%    (2.89)%        0.40%
Morgan Stanley Capital International Europe Index              (18.38)%    (2.26)%        5.74%
Japan Nikkei 225 Index                                         (18.63)%   (10.88)%       (9.16)%

[CHART]

PERFORMANCE OVERVIEW

                                                                                       MORGAN STANLEY CAPITAL
                JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES      INTERNATIONAL EAFE INDEX
  5/2/1994                                   10000                                               10000
 6/30/1994                                    9640                                             10083.1
 9/30/1994                                    9870                                            10092.88
12/31/1994                                    9720                                             9989.92
 3/31/1995                                    9350                                            10176.01
 6/30/1995                                   10310                                            10249.89
 9/30/1995                                   11340                                             10677.2
12/31/1995                                11970.13                                            11109.56
 3/31/1996                                13122.07                                            11430.57
 6/30/1996                                14539.13                                            11611.42
 9/30/1996                                15040.48                                            11596.85
12/31/1996                                16125.27                                            11781.35
 3/31/1997                                17253.63                                            11596.82
 6/30/1997                                19078.45                                            13101.77
 9/30/1997                                20049.42                                            13009.52
12/31/1997                                19109.41                                             11990.8
 3/31/1998                                21797.94                                            13754.66
 6/30/1998                                23355.26                                            13900.69
 9/30/1998                                19208.36                                            11924.86
12/31/1998                                22402.76                                             14388.6
 3/31/1999                                23213.77                                            14588.62
 6/30/1999                                24656.59                                            14959.33
 9/30/1999                                25765.35                                            15615.83
12/31/1999                                40833.86                                            18268.19
 3/31/2000                                46789.45                                            17526.03
 6/30/2000                                42017.74                                            16791.42
 9/30/2000                                39394.95                                            16112.47
12/31/2000                                 34324.2                                            15680.11
03/31/2001                                28592.39                                            13530.74
04/30/2001                                31080.62                                            14471.01
06/30/2001                                29027.44                                            13389.36
 7/31/2001                                27551.48                                            13145.75
09/30/2001                                23112.37                                            11514.86
12/31/2001                                26349.32                                            12317.88
01/31/2002                                24889.85                                            11663.37
02/28/2002                                 24788.8                                            11745.18
03/31/2002                                26023.75                                            12437.54
04/30/2002                                25069.47                                            12462.55
05/31/2002                                24687.76                                            12620.46
06/30/2002                                23179.77                                            12118.09
07/31/2002                                20856.15                                            10921.79
12/31/2002                                19608.14                                             10354.4

*The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Common Stock - 92.3%
Advertising Sales - 0.2%
     702,767   Telefonica Publicidad e Informacion S.A.**                                  $      2,234,471

Advertising Services - 1.7%
   2,311,143   WPP Group PLC**                                                                   17,654,951

Agricultural Chemicals - 0.2%
      35,390   Potash Corporation of Saskatchewan, Inc.
                 (New York Shares)                                                                2,250,450

Applications Software - 1.6%
      66,781   Infosys Technologies, Ltd.                                                         6,644,885
   1,663,868   Satyam Computer Services, Ltd.                                                     9,643,149

                                                                                                 16,288,034

Audio and Video Products - 1.3%
     305,800   Sony Corp.**                                                                      12,781,389

Automotive - Cars and Light Trucks - 1.9%
      99,565   BMW A.G.**                                                                  $      3,024,656
      91,800   Honda Motor Company, Ltd.**                                                        3,395,988
      97,150   Hyundai Motor Company, Ltd.**                                                      2,273,018
   1,393,000   Nissan Motor Company, Ltd.**                                                      10,869,786

                                                                                                 19,563,448

Beverages - Wine and Spirits - 1.4%
   1,333,954   Diageo PLC**                                                                      14,495,998

Brewery - 2.6%
     539,000   Asahi Breweries, Ltd.**                                                            3,533,680
     572,471   Interbrew S.A.**                                                                  13,516,268
   1,181,000   Kirin Brewery Company, Ltd.**                                                      7,513,733
     107,031   Molson, Inc. - Class A                                                             2,266,257

                                                                                                 26,829,938

Broadcast Services and Programming - 2.1%
     768,716   Grupo Televisa S.A. (ADR)*,**                                                     21,470,238

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Building - Heavy Construction - 0.4%
      54,739   Technip-Coflexip S.A.**                                                     $      3,917,437

Cable Television - 0.5%
     498,063   Shaw Communications, Inc. - Class B                                                5,116,891

Cellular Telecommunications - 4.0%
   6,970,640   China Mobile, Ltd.*,**                                                            16,581,077
   4,646,000   MobileOne, Ltd.*                                                                   3,267,851
       4,363   NTT DoCoMo, Inc.**                                                                 8,051,712
      10,030   SK Telecom Company, Ltd.**                                                         1,936,571
   1,011,389   Telecom Italia Mobile S.p.A.**                                                     4,616,664
   3,140,330   Vodafone Group PLC**                                                               5,716,952
      30,536   Vodafone Group PLC (ADR)**                                                           553,312

                                                                                                 40,724,139

Chemicals - Diversified - 1.8%
      93,076   Akzo Nobel N.V.**                                                                  2,952,546
      76,074   Bayer A.G.**                                                                       1,596,567
     979,451   BOC Group PLC**                                                                   14,002,293

                                                                                                 18,551,406

Chemicals - Specialty - 2.0%
      15,104   Givaudan S.A.**                                                                    6,772,653
     226,930   Syngenta A.G.**                                                                   13,137,975

                                                                                                 19,910,628

Commercial Banks - 2.7%
     554,198   Anglo Irish Bank Corporation PLC**                                                 3,942,897
     293,360   Danske Bank A/S                                                                    4,849,049
      53,236   Julius Baer Holding, Ltd.**                                                       11,550,528
     113,590   Kookmin Bank**                                                                     4,022,410
      27,535   Kookmin Bank (ADR)**                                                                 973,362
     348,500   Koram Bank*,**                                                                     2,174,360

                                                                                                 27,512,606

Computer Services - 0.9%
      96,216   Atos Origin S.A.*,**                                                               2,342,373
     166,746   Cap Gemini S.A.**                                                                  3,810,957
   1,014,839   LogicaCMG PLC**                                                                    2,450,710

                                                                                                  8,604,040

Computers - 0.9%
  27,544,000   Legend Group, Ltd.**                                                               9,183,252

Cooperative Banks - 0.6%
     574,574   Banco Popolare di Verona e Novara Scrl**                                           6,409,144

Cosmetics and Toiletries - 1.2%
     559,000   Kao Corp.**                                                                       12,270,957

Diversified Financial Services - 2.0%
     265,550   Deutsche Boerse A.G.**                                                            10,588,896
     462,653   Euronext N.V.**                                                                   10,054,402

                                                                                                 20,643,298

Diversified Minerals - 1.3%
     383,438   Anglo American PLC**                                                               5,718,486
     242,730   Companhia Vale do Rio Doce (ADR)                                                   7,017,324

                                                                                                 12,735,810

Diversified Operations - 1.3%
   1,842,330   BBA Group PLC**                                                             $      5,479,682
     779,889   Hays PLC**                                                                         1,164,529
     582,147   Smiths Group PLC**                                                                 6,518,284

                                                                                                 13,162,495

Electric Products - 1.7%
      66,830   Samsung Electronics Company, Ltd.**                                               17,692,863

Electronic Components - 0.7%
     347,493   Koninklijke (Royal) Philips Electronics N.V.**                                     6,089,524
      59,466   Koninklijke (Royal) Philips Electronics N.V.
                 (New York Shares)**                                                              1,051,359

                                                                                                  7,140,883

Electronic Components - Semiconductors - 2.0%
      24,300   Rohm Company, Ltd.**                                                               3,094,067
     802,759   STMicroelectronics N.V.**                                                         15,735,583
      89,358   STMicroelectronics N.V. (New York Shares)**                                        1,743,375

                                                                                                 20,573,025

Electronic Security Devices - 1.4%
  10,067,929   Chubb PLC**                                                                       14,154,909

Finance - Mortgage Loan Banker - 0.8%
   1,121,940   Housing Development Finance
                 Corporation, Ltd.                                                                8,381,209

Finance - Other Services - 0.1%
      37,590   TSX Group, Inc.*                                                                     505,632

Food - Diversified - 3.3%
      76,116   Groupe Danone**                                                                   10,239,642
     641,000   Kikkoman Corp.**                                                                   4,445,461
      31,191   Nestle S.A.**                                                                      6,609,553
     497,319   Orkla A.S.A.                                                                       8,470,808
      68,209   Unilever N.V.**                                                                    4,190,727

                                                                                                 33,956,191

Food - Retail - 0.2%
      35,115   Carrefour S.A.**                                                                   1,563,459

Hotels and Motels - 2.3%
     498,548   Accor S.A.**                                                                      15,098,162
     361,340   Fairmont Hotels & Resorts, Inc.                                                    8,376,021

                                                                                                 23,474,183

Industrial Gases - 0.3%
      22,056   L'Air Liquide S.A.**                                                               2,909,262

Instruments - Controls - 0.5%
     152,700   Mettler-Toledo International, Inc.*                                                4,895,562

Insurance Brokers - 1.3%
     734,707   Jardine Lloyd Thompson Group**                                                     7,867,915
     175,275   Willis Group Holdings, Ltd.*                                                       5,025,134

                                                                                                 12,893,049

Internet Security - 0.2%
     184,450   Check Point Software Technologies, Ltd.*                                           2,392,317

Investment Management and Advisory Services - 0.1%
     157,309   Schroders PLC**                                                                    1,273,598

Machinery - Electrical - 0.4%
      89,023   Schneider Electric S.A.**                                                          4,212,144

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Medical - Drugs - 7.0%
      94,210   Aventis S.A.**                                                              $      5,120,915
     180,800   Chugai Pharmaceutical Company, Ltd.**                                              1,721,614
      56,200   Eisai Company, Ltd.**                                                              1,262,096
      50,000   Fujisawa Pharmaceutical Company, Ltd.**                                            1,143,928
     355,494   GlaxoSmithKline PLC**                                                              6,822,005
     210,257   Novartis A.G.**                                                                    7,671,615
     106,863   Sanofi-Synthelabo S.A.**                                                           6,531,968
     228,770   Schering A.G.**                                                                    9,962,491
       6,676   Serono S.A. - Class B**                                                            3,577,748
     142,000   Takeda Chemical Industries, Ltd.**                                                 5,935,112
     170,220   Teva Pharmaceutical Industries, Ltd. (ADR)                                         6,572,194
     495,200   Yamanouchi Pharmaceutical
                 Company, Ltd.**                                                                 14,354,828

                                                                                                 70,676,514

Medical Products - 1.7%
   2,105,875   Smith & Nephew PLC**                                                              12,900,030
       6,901   Synthes-Stratec, Inc.**                                                            4,232,364

                                                                                                 17,132,394

Metal - Aluminum - 0.6%
     158,665   Pechiney S.A.**                                                                    5,567,602

Metal Processors and Fabricators - 2.3%
   1,396,708   Assa Abloy A.B. - Class B                                                         15,949,407
     272,400   SKF A.B. - Class B                                                                 7,065,313

                                                                                                 23,014,720

Miscellaneous Manufacturing - 0.8%
   5,387,162   FKI PLC**                                                                          7,632,138

Money Center Banks - 3.6%
     558,830   Banco Bilbao Vizcaya Argentaria S.A.**                                             5,348,048
   1,008,102   Standard Chartered PLC**                                                          11,452,975
     342,197   UBS A.G.**                                                                        16,631,088
     652,233   UniCredito Italiano S.p.A.**                                                       2,607,645

                                                                                                 36,039,756

Multimedia - 0.7%
     243,428   Corus Entertainment, Inc. - Class B*                                               2,920,002
     560,746   News Corporation, Ltd.                                                             3,624,886
      35,750   News Corporation, Ltd. (ADR)                                                         938,437

                                                                                                  7,483,325

Office Automation and Equipment - 0.1%
      40,617   Neopost S.A.*,**                                                                   1,308,480

Oil - Field Services - 2.2%
  11,262,000   China Oilfield Services, Ltd.*,**                                                  2,743,881
     912,016   John Wood Group PLC**                                                              2,360,244
   1,387,413   Saipem S.p.A.**                                                                    9,243,403
     194,695   Schlumberger, Ltd.**                                                               8,194,713

                                                                                                 22,542,241

Oil and Gas Drilling - 0.4%
      27,885   Nabors Industries, Ltd.*                                                             983,504
      28,620   Noble Corp.*                                                                       1,005,993
      63,239   Precision Drilling Corp.*                                                          2,039,542

                                                                                                  4,029,039

Oil Companies - Exploration and Production - 0.8%
     242,303   Canadian Natural Resources, Ltd.                                                   7,178,076
     996,000   CNOOC, Ltd.**                                                                      1,296,348

                                                                                                  8,474,424

Oil Companies - Integrated - 8.0%
   1,427,889   BP PLC**                                                                    $      9,815,802
     601,936   EnCana Corp.                                                                      18,586,410
     606,071   Eni S.p.A.**                                                                       9,635,115
     908,276   Husky Energy, Inc.                                                                 9,469,233
     578,632   Suncor Energy, Inc.                                                                9,046,962
     154,912   Total Fina Elf S.A.**                                                             22,124,016
      19,060   Yukos (ADR)                                                                        2,668,400

                                                                                                 81,345,938

Oil Refining and Marketing - 0.4%
     685,000   TonenGeneral Sekiyu K.K.**                                                         4,502,400

Optical Supplies - 0.9%
      96,485   Alcon, Inc. (New York Shares)*,**                                                  3,806,333
      77,000   Hoya Corp.**                                                                       5,392,010
                                                                                                  9,198,343

Paper and Related Products - 0.7%
     337,400   Stora Enso Oyj - Class R**                                                         3,558,213
     114,907   UPM - Kymmene Oyj**                                                                3,689,680

                                                                                                  7,247,893

Petrochemicals - 2.0%
   3,305,150   Reliance Industries, Ltd.                                                         20,520,195

Public Thoroughfares - 1.1%
     448,718   Autoroutes du Sud de la France S.A.*,**                                           10,843,968

Publishing - Books - 1.0%
     484,566   Reed Elsevier N.V.**                                                               5,923,790
     524,261   Reed Elsevier PLC**                                                                4,490,169

                                                                                                 10,413,959

Publishing - Newspapers - 0.9%
     978,965   Pearson PLC**                                                                      9,054,421

Publishing - Periodicals - 0.7%
     422,324   Wolters Kluwer N.V.**                                                              7,356,557

Reinsurance - 0.9%
      36,437   Muenchener Rueckversicherungs
                 - Gesellschaft A.G.**                                                            4,354,990
      73,650   Swiss Re**                                                                         4,831,202

                                                                                                  9,186,192

Rubber - Tires - 0.8%
     142,500   Compagnie Generale des Etablissements
                 Michelin - Class B**                                                             4,913,639
     169,329   Continental A.G.*,**                                                               2,647,515

                                                                                                  7,561,154

Security Services - 1.3%
   1,060,819   Securitas A.B. - Class B                                                          12,661,655

Soap and Cleaning Preparations - 1.4%
     717,777   Reckitt Benckiser PLC**                                                           13,904,741

Telecommunication Equipment - 0.4%
     107,960   Nokia Oyj**                                                                        1,716,312
     173,435   Nokia Oyj (ADR)**                                                                  2,688,243

                                                                                                  4,404,555

Telecommunication Services - 0.2%
  11,242,000   China Telecom Corporation, Ltd.*,**                                                1,974,969
      28,570   China Telecom Corporation, Ltd. (ADR)*,**                                            493,690

                                                                                                  2,468,659

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Telephone - Integrated - 0.8%
      47,020   KT Corp.**                                                                  $      2,009,961
     166,624   Telecom Italia S.p.A.**                                                            1,264,144
     368,065   Telecom Italia S.p.A. - RNC**                                                      1,854,673
      88,415   Telefonos de Mexico S.A. (ADR)**                                                   2,827,512
                                                                                                  7,956,290

Television - 0.8%
   2,275,124   Granada PLC**                                                                      2,921,052
   1,574,000   Television Broadcasts, Ltd.**                                                      4,965,191

                                                                                                  7,886,243

Tobacco - 1.4%
       1,561   Japan Tobacco, Inc.**                                                             10,444,372
     560,625   Korea Tobacco & Ginseng Corp. (GDR)**,+                                            3,868,313

                                                                                                 14,312,685

Transportation - Railroad - 0.5%
      58,243   Canadian National Railway Co.                                                      2,406,361
      63,775   Canadian National Railway Co.
                 (New York Shares)                                                                2,650,489

                                                                                                  5,056,850
------------------------------------------------------------------------------------------------------------
Total Common Stock (cost $990,191,385)                                                          938,112,637
------------------------------------------------------------------------------------------------------------
Preferred Stock - 2.1%
Automotive - Cars and Light Trucks - 1.6%
      38,644   Porsche A.G.**                                                                    16,058,244

Oil Companies - Integrated - 0.5%
     358,798   Petroleo Brasileiro S.A. (ADR)                                                     4,807,893
------------------------------------------------------------------------------------------------------------
Total Preferred Stock (cost $18,273,403)                                                         20,866,137
------------------------------------------------------------------------------------------------------------
Repurchase Agreement - 3.9%
$ 39,700,000   ABN AMRO Bank N.V., 1.26%
                 dated 12/31/02, maturing 1/2/03
                 to be repurchased at $39,702,779
                 collateralized by $37,635,274
                 in U.S. Government Agencies
                 5.875%-9.50%, 3/21/11-4/1/32
                 $16,918,008 in U.S. Treasury Bills
                 0%, 3/20/03-3/27/03; with respective
                 values of $23,622,631 and $16,871,370
                 (cost $39,700,000)                                                              39,700,000
------------------------------------------------------------------------------------------------------------
Short-Term Corporate Note - 2.1%
               Citigroup, Inc.
  21,000,000   1.15%, 1/2/03
                 (amortized cost $20,999,329)                                                    20,999,329
------------------------------------------------------------------------------------------------------------
Total Investments (total cost $1,069,164,117) - 100.4%                                        1,019,678,103
------------------------------------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4)%                                 (4,343,644)
------------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                          $  1,015,334,459
------------------------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2002

COUNTRY                         % OF INVESTMENT SECURITIES                      MARKET VALUE
-----------------------------------------------------------------------------------------------
Australia                                             0.5%                    $      4,563,323
Belgium                                               1.3%                          13,516,268
Bermuda                                               0.6%                           6,008,638
Brazil                                                1.2%                          11,825,217
Canada                                                7.2%                          72,812,326
Cayman Islands                                        0.1%                           1,005,993
China                                                 0.5%                           5,212,540
Denmark                                               0.5%                           4,849,049
Finland                                               1.1%                          11,652,448
France                                                9.9%                         100,504,024
Germany                                               4.7%                          48,233,359
Hong Kong                                             3.1%                          32,025,868
India                                                 4.4%                          45,189,438
Ireland                                               0.4%                           3,942,897
Israel                                                0.9%                           8,964,511
Italy                                                 3.5%                          35,630,788
Japan                                                10.9%                         110,713,133
Mexico                                                2.4%                          24,297,750
Netherlands                                           6.2%                          63,292,576
Norway                                                0.8%                           8,470,808
Russia                                                0.3%                           2,668,400
Singapore                                             0.3%                           3,267,851
South Korea                                           3.4%                          34,950,858
Spain                                                 0.7%                           7,582,519
Sweden                                                3.5%                          35,676,375
Switzerland                                           7.7%                          78,821,059
United Kingdom                                       17.5%                         178,405,196
United States++                                       6.4%                          65,594,891
-----------------------------------------------------------------------------------------------
Total                                               100.0%                    $  1,019,678,103

++Includes Short-Term Securities (0.5% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT DECEMBER 31, 2002

CURRENCY SOLD AND              CURRENCY          CURRENCY          UNREALIZED
SETTLEMENT DATE              UNITS SOLD   VALUE IN $ U.S.         GAIN/(LOSS)
------------------------------------------------------------------------------
British Pound 2/21/03         6,700,000   $    10,746,197    $      (268,301)
British Pound 3/28/03         9,900,000        15,839,733           (473,961)
Euro 1/31/03                 25,000,000        26,196,487         (1,798,987)
Euro 2/21/03                 28,700,000        30,049,460         (1,114,574)
Euro 3/28/03                 48,200,000        50,394,069           (267,827)
Euro 4/15/03                  1,100,000         1,149,291            (53,933)
Hong Kong Dollar
  2/21/03                   242,900,000        31,143,688            (10,807)
Japanese Yen 1/31/03      2,305,000,000        19,450,694           (543,501)
Japanses Yen 2/21/03      3,080,000,000        26,010,028         (1,053,056)
Japanese Yen 3/28/03      1,785,000,000        15,094,027           (171,880)
Japanese Yen 4/15/03      1,320,000,000        11,169,481           (437,878)
Mexican Peso 2/21/03        110,300,000        10,439,013            244,128
South Korean Won
  2/3/03                  5,000,000,000         4,203,329            (12,214)
South Korean Won
  2/25/03                15,300,000,000        12,836,468           (659,239)
Swiss Franc 3/28/03          16,200,000        11,742,576            (82,801)
Swiss Franc 4/15/03          14,950,000        10,840,927           (762,598)
-----------------------------------------------------------------------------
Total                                     $   287,305,468    $    (7,467,429)

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO                        Helen Young Hayes,
                                                              portfolio manager

                                                              Laurence Chang,
                                                              portfolio manager

[PHOTO OF HELEN YOUNG HAYES]

[PHOTO OF LAURENCE CHANG]

Janus Aspen Worldwide Growth Portfolio's Institutional Shares declined 25.50% for the year ended December 31, 2002, while the Portfolio's Service Shares declined 25.71% and the Service II Shares declined 25.71%. The Portfolio's benchmark, the Morgan Stanley Capital International World Index, lost 19.89%.(1) The Portfolio's Institutional Shares ranked 66th out of 71 variable annuity global funds tracked by Lipper, a Reuters Company and leading mutual fund rating company, placing it in the fourth-quartile for the one-year period ended December 31, 2002.(2)

It is fair to say that the past 12 months encompass one of the more volatile and challenging periods in recent history. The biggest source of frustration was the inconsistent performance of the U.S. economy, which grew at a healthy clip earlier in the year but became more sluggish in the second half. The shock to the equity markets caused by accounting irregularities and corporate malfeasance has caused businesses to be very cautious about undertaking any new initiatives. Therefore, business spending remained anemic throughout this period. On the consumer side, the recent softness in auto and retail sales suggests that consumer spending in the U.S., which has provided much-needed stability to economic growth, may be waning.

The "stop and start" U.S. economy also had an adverse effect on international equity markets, many of which are dependent on a healthy U.S. economy for exports. Accordingly, developed markets like Germany, France, Japan and the U.K. followed U.S. markets lower. Meanwhile, markets in Latin America were knocked off balance by the debt default in Argentina and the election of a left-wing president in Brazil.

Finally, the ongoing tension between the U.S. and Iraq, as well as continued terrorist activity across the world, also contributed to the volatility.

Turning to the Portfolio, performance was most negatively impacted by our decision earlier in the year to hold onto Tyco. The stock came under tremendous selling pressure due to rumors about aggressive accounting practices. While we initially welcomed news from Tyco that it planned to break itself up into four separate companies in order to unlock shareholder value, we were disappointed by the company's abandonment of this plan and further revelations of potential self-dealing by key managers. We consequently sold the majority of our position.

Netherlands-based food retailer Ahold was also one of our largest detractors. Negative investor psychology toward acquisitive companies and a softening in Ahold's fundamentals caused the stock to move lower as the year progressed. Therefore, we made the decision to exit the stock.

The Portfolio's results were also significantly impacted by the continuing weakness of the U.S. dollar. Thus, our foreign exchange hedges, which we reduced during the year, were a drag on performance.

Stocks that moved ahead can be characterized by improving fundamentals, market share gains and attractive valuations relative to future growth prospects.

For example, Teva Pharmaceuticals, based in Israel, was a winner. As the world's largest generic drug maker, Teva is capitalizing on the shift toward more prescriptions written for generic drugs versus more expensive branded drugs. Recent sales have been bolstered by the launch of the generic version of the antibiotic drug Augmentin.

U.K.-based consumer goods company Unilever also gained. Unilever is disposing of weaker products and focusing on its strongest and best-known brands, enabling the company to grow revenues and improve its operating margin.

In addition, our contrarian investments in auto manufacturers like Porsche and Nissan have paid dividends over the prior 12 months. Immediately after last year's terrorist attacks, investors assumed that spending on big-ticket items like automobiles would evaporate, which caused these stocks to fall. However, strong new product lineups and expanding profit margins attracted us to these companies and enabled them to show impressive results during the period.

Strategically, during the year we ran a very flat and broad portfolio. For example, the total number of stocks increased, while the concentration of the top holdings declined. We believe the industry weightings reflect a mix of stable, predictable businesses as well as companies with more leverage to improving economic fundamentals and equity markets. Our frustration lies in the fact that our performance does not reflect the rather defensive positioning of the Portfolio as we entered the year.

Going forward, our bias is to slightly tilt the balance of the Portfolio toward more economically sensitive sectors of the economy, as our research helps us gain conviction that individual companies are indeed seeing improvements in their outlooks.

It is important to note that, despite uncertainty about the pace of the global economic recovery, our objective has not changed - we continue to search out attractive, growing companies that are controlling costs, gaining market share, creating shareholder value, and selling at reasonable valuations. We are confident that our research can uncover "best-of-breed" companies that exhibit these critical characteristics.

Thank you for your continued support, patience and loyalty.

PORTFOLIO ASSET MIX

(% OF NET ASSETS)                DECEMBER 31, 2002          DECEMBER 31, 2001
------------------------------------------------------------------------------
Equities                                     95.2%                      93.1%
  Foreign                                    58.5%                      53.4%
Top 10 Equities                              18.2%                      22.6%
Number of Stocks                              150                        142
Cash and Cash Equivalents                     4.8%                       6.9%

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of December 31, 2002, Lipper ranked Janus Aspen Worldwide Growth Portfolio - Institutional Shares 13th out of 33 variable annuity global funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2002

Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                (25.50)%
  5 Year                                                                  0.65%
  From Inception                                                         10.39%
--------------------------------------------------------------------------------
Morgan Stanley Capital International World Index(SM)
  1 Year                                                                (19.89)%
  5 Year                                                                 (2.11)%
  From Inception Date of Institutional Shares                             4.51%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
  1 Year                                                                (25.71)%
  5 Year                                                                  0.33%
  From Portfolio Inception                                               10.09%
--------------------------------------------------------------------------------
Service II Shares (Inception Date 12/31/01)
  1 Year                                                                (25.71)%
  5 Year                                                                  0.32%
  From Portfolio Inception                                               10.09%
--------------------------------------------------------------------------------

Returns shown for Service and Service II Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service and Service II Shares.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe, and the Asia/Pacific Region. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2002

                                                  ONE YEAR     FIVE YEAR     SINCE 9/13/93*
Janus Aspen Worldwide Growth Portfolio
  - Institutional Shares                          (25.50)%       0.65%           10.39%
Morgan Stanley Capital International
World Index (SM)                                  (19.89)%      (2.11)%           4.51%

[CHART]

                                                                                MORGAN STANLEY CAPITAL
              JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES    INTERNATIONAL WORLD INDEX
 9/13/1993                               10000                                            10000
12/31/1993                            11910.05                                         10059.77
 3/31/1994                            11910.05                                         10121.33
 6/30/1994                            11681.86                                         10424.89
 9/30/1994                            12212.85                                          10648.3
12/31/1994                            12092.63                                         10570.41
 3/31/1995                            12062.57                                         11064.78
 6/30/1995                            13185.97                                         11537.03
 9/30/1995                            14619.88                                         12181.51
12/31/1995                            15402.21                                         12760.64
 3/31/1996                             16720.1                                         13279.98
 6/30/1996                            18531.61                                         13664.59
 9/30/1996                             18887.6                                         13846.73
12/31/1996                            19874.77                                         14480.62
 3/31/1997                            21111.83                                         14522.33
 6/30/1997                            23635.47                                         16708.16
 9/30/1997                            25178.71                                         17186.17
12/31/1997                            24277.55                                         16763.26
 3/31/1998                            28522.76                                         19163.91
 6/30/1998                            30836.82                                          19553.4
 9/30/1998                            25894.33                                         17209.49
12/31/1998                               31299                                         20843.09
 3/31/1999                            33429.21                                         21587.38
 6/30/1999                            35290.89                                         22617.52
 9/30/1999                            36185.56                                         22282.22
12/31/1999                            51470.38                                         26040.89
 3/31/2000                            57237.22                                         26307.83
 6/30/2000                            52532.18                                         25375.33
 9/30/2000                            49756.05                                         24100.38
12/31/2000                            43404.73                                         22609.13
 1/31/2001                            45000.98                                         23054.49
03/31/2001                            36104.08                                         19705.33
06/30/2001                            37548.16                                         20224.99
 7/31/2001                            35818.97                                         19954.65
08/31/2001                            33242.83                                         18993.91
09/30/2001                            29855.03                                         17317.71
10/31/2001                            30878.42                                         17648.39
11/30/2001                            32842.88                                         18689.79
12/31/2001                             33666.7                                         18805.39
01/31/2002                            32133.18                                         18233.76
02/28/2002                            31850.07                                         18073.39
03/31/2002                            33383.59                                         18905.72
04/30/2002                            31578.76                                         18228.15
05/31/2002                            31342.83                                         18258.54
06/30/2002                            29280.17                                         17147.57
07/31/2002                            26721.71                                          15700.7
12/31/2002                            25081.25                                         15065.73

PERFORMANCE OVERVIEW

*The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Common Stock - 93.8%
Advertising Services - 1.1%
   5,730,893   WPP Group PLC**                                                             $     43,778,614

Aerospace and Defense - 2.3%
     470,135   General Dynamics Corp.                                                            37,314,615
     157,840   Lockheed Martin Corp.                                                              9,115,260
     276,095   Northrop Grumman Corp.                                                            26,781,215
     585,040   Raytheon Co.                                                                      17,989,980

                                                                                                 91,201,070

Applications Software - 1.9%
     159,735   Intuit, Inc.*                                                                      7,494,766
   1,328,470   Microsoft Corp.*                                                                  68,681,899

                                                                                                 76,176,665

Athletic Footwear - 0.5%
     486,815   NIKE, Inc. - Class B                                                              21,648,663

Audio and Video Products - 1.3%
   1,174,800   Sony Corp.**                                                                      49,102,604

Automotive - Cars and Light Trucks - 2.2%
     802,400   Honda Motor Company, Ltd.**                                                 $     29,683,448
     785,080   Hyundai Motor Company, Ltd.**                                                     18,368,509
   4,764,000   Nissan Motor Company, Ltd.**                                                      37,174,202

                                                                                                 85,226,159

Beverages - Non-Alcoholic - 0.5%
     456,005   Coca-Cola Co.                                                                     19,982,139

Beverages - Wine and Spirits - 1.5%
   5,302,558   Diageo PLC**                                                                      57,622,578

Brewery - 0.7%
     123,620   Anheuser-Busch Companies, Inc.                                                     5,983,208
   2,118,000   Asahi Breweries, Ltd.**                                                           13,885,594
      51,255   Heineken N.V.**                                                                    2,000,783
     886,413   SABMiller PLC**                                                                    6,300,432

                                                                                                 28,170,017

Broadcast Services and Programming - 2.5%
   1,115,646   Clear Channel Communications, Inc.*                                               41,602,439
   1,045,355   Grupo Televisa S.A. (ADR)*,**                                                     29,196,765
   3,198,204   Liberty Media Corp. - Class A*                                                    28,591,944

                                                                                                 99,391,148

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Cable Television - 0.5%
     343,510   Comcast Corp. - Class A*                                                    $      8,096,531
     444,945   Comcast Corp. - Special Class A*                                                  10,051,308

                                                                                                 18,147,839

Cellular Telecommunications - 2.4%
  23,314,740   China Mobile, Ltd.*,**                                                            55,458,824
      51,760   SK Telecom Company, Ltd.**                                                         9,993,710
  14,806,169   Vodafone Group PLC**                                                              26,954,544
     110,820   Vodafone Group PLC (ADR)**                                                         2,008,058

                                                                                                 94,415,136

Chemicals - Diversified - 2.3%
     566,925   Akzo Nobel N.V.**                                                                 17,983,927
     735,839   BASF A.G.**                                                                       27,859,294
   3,180,148   BOC Group PLC**                                                                   45,463,596

                                                                                                 91,306,817

Chemicals - Specialty - 0.6%
      36,885   Givaudan S.A.**                                                                   16,539,282
      97,385   Syngenta A.G.**                                                                    5,638,046

                                                                                                 22,177,328

Commercial Banks - 2.3%
     503,931   Banco Popular Espanol S.A.**                                                      20,607,355
   1,712,700   Danske Bank A/S                                                                   28,309,811
     772,490   Kookmin Bank**                                                                    27,355,154
     102,875   Kookmin Bank (ADR)**                                                               3,636,631
   1,294,811   Westpac Banking Corporation, Ltd.                                                 10,025,254

                                                                                                 89,934,205

Computers - 0.5%
     770,550   Dell Computer Corp.*                                                              20,604,507

Cosmetics and Toiletries - 1.6%
     943,730   Estee Lauder Companies, Inc. - Class A                                            24,914,472
   1,708,000   Kao Corp.**                                                                       37,493,372

                                                                                                 62,407,844

Data Processing and Management - 1.9%
     749,590   Automatic Data Processing, Inc.                                                   29,421,407
     561,340   First Data Corp.                                                                  19,877,049
     743,460   Fiserv, Inc.*                                                                     25,240,467

                                                                                                 74,538,923

Diversified Financial Services - 2.7%
   2,991,855   Citigroup, Inc.                                                                  105,283,377

Diversified Minerals - 0.7%
     820,494   Anglo American PLC**                                                              12,236,616
     466,330   Companhia Vale do Rio Doce (ADR)                                                  13,481,600

                                                                                                 25,718,216

Diversified Operations - 2.4%
     439,815   ARAMARK Corp. - Class B*                                                          10,335,653
   1,507,210   General Electric Co.                                                              36,700,564
     896,650   Honeywell International, Inc.                                                     21,519,600
   1,604,710   Tyco International, Ltd.                                                          27,408,447

                                                                                                 95,964,264

Electric Products - 1.7%
     258,030   Samsung Electronics Company, Ltd.**                                               68,311,977

Electronic Components - 0.6%
   1,148,502   Koninklijke (Royal) Philips Electronics N.V.**                              $     20,126,535
     135,745   Koninklijke (Royal) Philips Electronics N.V.
                 (New York Share.)**                                                              2,399,972

                                                                                                 22,526,507

Electronic Components - Semiconductors - 2.1%
   2,912,650   STMicroelectronics N.V.**                                                         57,093,406
     881,860   STMicroelectronics N.V. (New York Shares)**                                       17,205,089
     518,365   Texas Instruments, Inc.                                                            7,780,659

                                                                                                 82,079,154

Enterprise Software and Service - 0.3%
   1,000,950   Oracle Corp.*                                                                     10,810,260

Entertainment Software - 0.2%
     127,350   Electronic Arts, Inc.*                                                             6,338,209

Fiduciary Banks - 0.6%
     940,840   Bank of New York Company, Inc.                                                    22,542,526

Finance - Consumer Loans - 0.7%
     279,520   SLM Corp.                                                                         29,030,947

Finance - Investment Bankers/Brokers - 0.2%
     143,650   Goldman Sachs Group, Inc.                                                          9,782,565

Finance - Mortgage Loan Banker - 1.4%
     869,615   Fannie Mae                                                                        55,942,333

Food - Catering - 0.7%
   5,031,347   Compass Group PLC**                                                               26,730,169

Food - Diversified - 2.3%
     188,048   Groupe Danone**                                                                   25,297,495
     215,588   Nestle S.A.**                                                                     45,684,343
     298,772   Unilever N.V.**                                                                   18,356,403

                                                                                                 89,338,241

Food - Retail - 0.2%
     134,104   Carrefour S.A.**                                                                   5,970,842

Health Care Cost Containment - 1.0%
   1,489,250   McKesson Corp.                                                                    40,254,428

Hotels and Motels - 0.3%
     500,340   Starwood Hotels & Resorts Worldwide, Inc.                                         11,878,072

Industrial Gases - 0.4%
     125,112   L 'Air Liquide S.A.**                                                             16,502,701

Insurance Brokers - 1.3%
     936,350   Marsh & McLennan Companies, Inc.                                                  43,268,734
     326,610   Willis Group Holdings, Ltd.*                                                       9,363,909

                                                                                                 52,632,643

Internet Security - 0.3%
     780,005   Check Point Software Technologies, Ltd.*                                          10,116,665

Life and Health Insurance - 0.2%
     188,985   CIGNA Corp.                                                                        7,771,063

Machinery - Electrical - 0.8%
     636,916   Schneider Electric S.A.**                                                         30,135,831

Medical - Biomedical and Genetic - 0.3%
     356,780   Genentech, Inc.*                                                                  11,830,825

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Medical - Drugs - 10.5%
   1,060,005   Abbott Laboratories                                                         $     42,400,200
     375,114   Aventis S.A.**                                                                    20,389,840
     229,700   Eisai Company, Ltd.**                                                              5,158,425
     132,000   Fujisawa Pharmaceutical Company, Ltd.**                                            3,019,970
   2,341,433   GlaxoSmithKline PLC**                                                             44,932,592
     866,675   Novartis A.G.**                                                                   31,622,239
   1,933,845   Pfizer, Inc.                                                                      59,117,642
     530,415   Sanofi-Synthelabo S.A.**                                                          32,421,456
      17,636   Serono S.A. - Class B**                                                            9,451,342
   1,385,500   Takeda Chemical Industries, Ltd.**                                                57,909,140
   1,185,180   Teva Pharmaceutical Industries, Ltd. (ADR)                                        45,759,800
   2,036,200   Yamanouchi Pharmaceutical
                 Company, Ltd.**                                                                 59,025,243

                                                                                                411,207,889

Medical - HMO - 1.1%
     539,160   UnitedHealth Group, Inc.                                                          45,019,860

Medical - Hospitals - 0.1%
     223,960   Tenet Healthcare Corp.*                                                            3,672,944

Medical - Wholesale Drug Distributors - 0.8%
     541,205   Cardinal Health, Inc.                                                             32,033,924

Medical Instruments - 1.4%
   1,185,494   Medtronic, Inc.                                                                   54,058,526

Medical Labs and Testing Services - 0.1%
     177,910   Laboratory Corporation of
                 America Holdings*                                                                4,134,628

Medical Products - 0.7%
   1,277,686   Amersham PLC**                                                                    11,453,817
     280,756   Johnson & Johnson                                                                 15,079,405

                                                                                                 26,533,222

Metal Processors and Fabricators - 1.1%
   3,896,113   Assa Abloy A.B. - Class B                                                         44,490,825

Money Center Banks - 4.2%
   3,707,564   Barclays PLC**                                                                    22,980,151
     415,013   Credit Suisse Group**                                                              9,004,470
   1,425,739   Royal Bank of Scotland Group PLC**                                                34,097,918
     353,390   Societe Generale**                                                                20,581,073
   1,344,455   Standard Chartered PLC**                                                          15,274,257
     982,298   UBS A.G.**                                                                        47,740,582
   3,891,021   UniCredito Italiano S.p.A.**                                                      15,556,408

                                                                                                165,234,859

Multi-Line Insurance - 0.8%
     898,145   Allstate Corp.                                                                    33,222,384

Multimedia - 4.1%
   3,934,757   AOL Time Warner, Inc.*                                                            51,545,317
     539,970   McGraw-Hill Companies, Inc.                                                       32,635,787
   5,429,853   News Corporation, Ltd.                                                            35,100,739
     141,945   News Corporation, Ltd. (ADR)                                                       3,726,056
     629,950   Viacom, Inc. - Class B*                                                           25,676,762
     622,095   Walt Disney Co.                                                                   10,146,369

                                                                                                158,831,030

Non-Hazardous Waste Disposal - 0.5%
     813,900   Waste Management, Inc.                                                            18,654,588

Oil Companies - Exploration and Production - 1.0%
     630,005   Anadarko Petroleum Corp.                                                          30,177,240
   6,366,000   CNOOC, Ltd.**                                                                      8,285,693

                                                                                                 38,462,933

Oil Companies - Integrated - 6.6%
   3,973,306   BP PLC**                                                                    $     27,313,879
   1,716,402   EnCana Corp.                                                                      52,998,575
   3,193,115   Eni S.p.A.**                                                                      50,763,081
  86,314,000   PetroChina Company, Ltd.**                                                        17,155,726
     463,073   Petroleo Brasileiro S.A. (ADR)                                                     6,918,311
     619,352   Total Fina Elf S.A.**                                                             88,453,791
      95,775   Yukos (ADR)                                                                       13,408,500

                                                                                                257,011,863

Optical Supplies - 0.5%
     278,700   Hoya Corp.**                                                                      19,516,274

Paper and Related Products - 0.9%
   1,424,680   Stora Enso Oyj - Class R**                                                        15,024,643
     575,336   UPM - Kymmene Oyj**                                                               18,474,120

                                                                                                 33,498,763

Petrochemicals - 0.7%
   4,210,211   Reliance Industries, Ltd.                                                         26,139,313

Printing - Commercial - 0.5%
   1,637,000   Dai Nippon Printing Company, Ltd.**                                               18,112,246

Publishing - Books - 0.6%
     635,787   Reed Elsevier N.V.**                                                               7,772,457
   1,671,446   Reed Elsevier PLC**                                                               14,315,531

                                                                                                 22,087,988

Publishing - Newspapers - 0.5%
     335,380   New York Times Co. - Class A                                                      15,336,927
     359,502   Pearson PLC**                                                                      3,325,024

                                                                                                 18,661,951

Publishing - Periodicals - 0.9%
   2,057,194   Wolters Kluwer N.V.**                                                             35,834,728

Reinsurance - 0.7%
      71,214   Muenchener Rueckversicherungs
                 - Gesellschaft A.G.**                                                            8,511,574
     286,925   Swiss Re**                                                                        18,821,354

                                                                                                 27,332,928

Retail - Consumer Electronics - 0.3%
   5,092,938   Dixons Group PLC**                                                                11,888,851

Retail - Discount - 0.3%
     474,550   Costco Wholesale Corp.*                                                           13,315,873

Retail - Diversified - 0.1%
     110,000   Ito-Yokado Company, Ltd.**                                                         3,244,290

Security Services - 1.0%
   3,188,101   Securitas A.B. - Class B                                                          38,052,329

Semiconductor Components/Integrated Circuits - 0.2%
   7,460,000   Taiwan Semiconductor Manufacturing
                 Company, Ltd.*                                                                   9,139,938

Soap and Cleaning Preparations - 0.4%
     827,488   Reckitt Benckiser PLC**                                                           16,030,057

Telecommunication Equipment - 0.5%
     972,948   Nokia Oyj**                                                                       15,467,604
     346,600   Nokia Oyj (ADR)**                                                                  5,372,300

                                                                                                 20,839,904

Telecommunication Services - 0.3%
  55,042,000   China Telecom Corporation, Ltd.*,**                                                9,669,654
     140,680   China Telecom Corporation, Ltd. (ADR)*,**                                          2,430,950

                                                                                                 12,100,604

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Telephone - Integrated - 1.4%
   1,891,547   Telecom Italia S.p.A.**                                                     $     14,350,803
   3,383,549   Telecom Italia S.p.A. - RNC**                                                     17,049,648
     681,685   Telefonos de Mexico S.A. (ADR)**                                                  21,800,286

                                                                                                 53,200,737

Tobacco - 2.4%
       2,684   Japan Tobacco, Inc.**                                                             17,958,164
   1,866,485   Philip Morris Companies, Inc.                                                     75,648,637

                                                                                                 93,606,801

Travel Services - 0.6%
   1,035,470   USA Interactive*                                                                  23,670,844
------------------------------------------------------------------------------------------------------------
Total Common Stock (cost $3,866,952,989)                                                      3,672,167,965
------------------------------------------------------------------------------------------------------------
Preferred Stock - 1.4%
Automotive - Cars and Light Trucks - 0.5%
      51,816   Porsche A.G.**                                                                    21,531,776

Oil Companies - Integrated - 0.9%
   2,616,622   Petroleo Brasileiro S.A. (ADR)                                                    35,062,735
------------------------------------------------------------------------------------------------------------
Total Preferred Stock (cost $76,047,912)                                                         56,594,511
------------------------------------------------------------------------------------------------------------
Short-Term Corporate Notes - 5.6%
               Citigroup, Inc.
 $85,000,000     1.15%, 1/2/03                                                                   84,997,285
               General Electric Capital Corp.
  35,400,000       1.25%, 1/2/03                                                                 35,398,771
               Prudential Funding Corp.
 100,000,000      1.19%, 1/2/03                                                                  99,996,694
------------------------------------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $220,392,750)                                                                 220,392,750
------------------------------------------------------------------------------------------------------------
Total Investments (total cost $4,163,393,651) - 100.8%                                        3,949,155,226
------------------------------------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.8)%                                (33,695,208)
------------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                          $  3,915,460,018
------------------------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2002

COUNTRY                  % OF INVESTMENT SECURITIES           MARKET VALUE
-----------------------------------------------------------------------------
Australia                                      1.2%       $       48,852,049
Bermuda                                        0.9%               36,772,356
Brazil                                         1.4%               55,462,646
Canada                                         1.3%               52,998,575
China                                          0.7%               29,256,330
Denmark                                        0.7%               28,309,811
Finland                                        1.4%               54,338,667
France                                         6.1%              239,753,029
Germany                                        1.5%               57,902,644
Hong Kong                                      1.6%               63,744,517
India                                          0.7%               26,139,313
Israel                                         1.4%               55,876,465
Italy                                          2.5%               97,719,940
Japan                                          9.0%              351,282,972
Mexico                                         1.3%               50,997,051
Netherlands                                    4.5%              178,773,300
Russia                                         0.3%               13,408,500
South Korea                                    3.2%              127,665,981
Spain                                          0.5%               20,607,355
Sweden                                         2.1%               82,543,154
Switzerland                                    4.7%              184,501,658
Taiwan                                         0.2%                9,139,938
United Kingdom                                10.7%              422,706,684
United States++                               42.1%            1,660,402,291
-----------------------------------------------------------------------------
Total                                        100.0%       $    3,949,155,226

++Includes Short-Term Securities (36.5% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT DECEMBER 31, 2002

CURRENCY SOLD AND              CURRENCY          CURRENCY          UNREALIZED
SETTLEMENT DATE              UNITS SOLD   VALUE IN $ U.S.         GAIN/(LOSS)
------------------------------------------------------------------------------
British Pound 2/21/03        16,600,000   $    26,624,905    $      (664,746)
British Pound 3/28/03        18,300,000        29,279,506           (861,286)
British Pound 4/15/03        30,000,000        47,939,468               5,481
Euro 1/31/03                 15,000,000        15,717,892         (1,079,392)
Euro 2/21/03                 78,100,000        81,772,225         (3,095,605)
Euro 3/28/03                126,400,000       132,153,823         (1,005,475)
Euro 4/15/03                 20,800,000        21,732,043         (1,346,131)
Hong Kong Dollar
  2/21/03                   633,000,000        81,160,783            (26,915)
Japanese Yen 1/31/03      3,465,000,000        29,239,330           (841,983)
Japanese Yen 2/21/03      8,915,000,000        75,285,519         (3,080,793)
Japanese Yen 3/28/03      7,230,000,000        61,137,151           (575,162)
Japanese Yen 4/15/03      7,610,000,000        64,393,753         (2,524,296)
Mexican Peso 2/21/03        228,300,000        21,606,769            493,909
South Korean Won
  2/3/03                 11,450,000,000         9,625,623            (54,745)
South Korean Won
  2/25/03                82,500,000,000        69,216,248         (3,741,512)
Swiss Franc 3/28/03          23,400,000        16,961,500            (11,270)
Swiss Franc 4/15/03          54,200,000        39,302,893         (2,856,322)
------------------------------------------------------------------------------
Total                                     $   823,149,431    $   (21,266,243)

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN INTERNATIONAL VALUE PORTFOLIO                      Jason Yee,
                                                               portfolio manager

[PHOTO OF JASON YEE]

The rally in the fourth quarter of 2002 provided a welcome, albeit brief, respite from an otherwise challenging year of investing. After surging in October and November, the global financial markets once again retreated in December to end the year on a whimpering note. For the 12 months ended December 31, 2002, Janus Aspen International Value Portfolio consequently declined 13.37% for its Service Shares, while its benchmark, the Morgan Stanley Capital International World Index, lost 19.89% and the Morgan Stanley Capital International EAFE(R) Index declined 15.94%.(1) This performance earned the Portfolio's Service Shares a top-quartile ranking for the one-year period ended December 31, 2002, placing it 14th out of 71 variable annuity global funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

While I am hardly pleased with the Portfolio's negative absolute returns, the small consolation is the solid relative returns we have generated in what certainly has been a difficult and trying investment environment. This relative performance can be attributed to strong individual stock selection as well as our limited exposure to the volatile technology, telecommunications and financial services sectors versus that of our benchmark. The only real encouraging news is that the valuations of our holdings are extremely attractive, and we are finding many new compelling investment opportunities around the world. So while we are doing everything we can to mitigate the short-term pain the market has inflicted, as long-term investors, we are heartened by what we see as the bargain prices at which we are able to invest today.

A perfect example of the kind of opportunity that can be found in this environment is Vivendi Universal S.A. The company is a leading global media conglomerate with operations spanning music, broadcasting, publishing, and film studios. While this is a somewhat atypical investment for us given the company's leveraged balance sheet, it is exactly for these reasons that it is one of the most undervalued holdings in the Portfolio today. Not only do we believe that Vivendi has credibly addressed its much-publicized financial woes, but we also think that its assets are worth at least twice our recent purchase price. Under new leadership, the company has been monetizing assets diligently to reduce its debt levels and has refocused on its core businesses. Even after gaining more than 35% in the fourth quarter and being the best-performing stock in the Portfolio for the year, the stock still remains at a substantial discount to our estimation of intrinsic value based upon our break-up or asset-value analysis of the company.

Unfortunately, not all of our holdings performed well. One of the biggest negative contributors in 2002 was our position in Pfeiffer Vacuum Technology, a German manufacturer of turbo-molecular vacuum pumps. These pumps are used in a wide variety of research and industrial applications in end markets as diverse as automotive, electronics and consumer sectors. The difficult economic conditions around the world and consequent weak capital spending trends have certainly hurt the near-term earnings of the company. However, we view these issues as more cyclical than secular. Furthermore, with nearly a third of the company's market capitalization in cash, healthy double-digit operating margins, strong cash generation, and a superb management team, we believe that both the valuation and long-term prospects for the business are extremely compelling. We have continued to add to our position and it is currently the largest holding in the Portfolio.

The New Year is often a good time for reflection, particularly within the world of equity investing. Rewind the clock to one year ago and we had just entered 2002 on the heels of renewed optimism following the tragic events of September
11. This optimism turned out to be rather short-lived as financial markets around the world dropped precipitously over the ensuing months. Fast-forward to the fourth quarter of 2002 and the sharp rallies in the equity markets in October and November set the tone for a positive start in 2003. Deja vu? Perhaps. But what makes us cautiously optimistic is that valuations are much more attractive today than one year ago. Overall market valuations strike us as reasonable rather than remarkably cheap, but on a stock-specific basis we are having no trouble finding attractive, qualifying investments for the Portfolio. While we would certainly not speculate as to when the market will reach (or reached) "the bottom," we finally do think that prospects seem rather favorable to the long-term equity investor.

On a final note, as you know we have changed the mandate of the Portfolio to international rather than global to better reflect the needs of our shareholders. We continue to maintain our disciplined value investment strategy of purchasing good businesses at significant discounts to their intrinsic value, except that we are now focused specifically outside the U.S.

Thank you for your continued support.

PORTFOLIO ASSET MIX

(% OF NET ASSETS)                    DECEMBER 31, 2002       DECEMBER 31, 2001
-------------------------------------------------------------------------------
Equities                                         84.4%                   95.8%
  Foreign                                        84.4%                   59.5%
Top 10 Equities                                  43.5%                   39.9%
Number of Stocks                                    28                      38
Cash and Cash Equivalents                        15.6%                    4.2%

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar invest- ment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

Formerly, Janus Aspen Global Value Portfolio. The Portfolio's name changed on December 31, 2002.

AVERAGE ANNUAL TOTAL RETURN

FOR THE PERIOD ENDED DECEMBER 31, 2002

Service Shares (Inception Date 5/1/01)
  1 Year                                                            (13.37)%
  From Inception                                                     (5.53)%
----------------------------------------------------------------------------
Morgan Stanley Capital International World Index(SM)
  1 Year                                                            (19.89)%
  From Portfolio Inception                                          (18.43)%
----------------------------------------------------------------------------
Morgan Stanley Capital International EAFE(R) Index
  1 Year                                                            (15.94)%
  From Portfolio Inception                                          (18.20)%
----------------------------------------------------------------------------

This Portfolio is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Effective May 1, 2003 the Portfolio will change its benchmark from the Morgan Stanley Capital International World Index(SM) to the Morgan Stanley Capital International EAFE(R) Index. This change is being made in connection with the Portfolio's name change from Janus Aspen Global Value Portfolio to Janus Aspen International Value Porfolio and corresponding changes in investment policies. The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe, and the Asia/Pacific Region. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total return for each class would have been lower.

AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2002

                                                          ONE YEAR        SINCE 5/1/01*
Janus Aspen International Value Portfolio
  - Service Shares                                        (13.37)%           (5.53)%
Morgan Stanley Capital International World Index(SM)      (19.89)%          (18.43)%
Morgan Stanley Capital International EAFE(R) Index        (15.94)%          (18.20)%

[CHART]

PERFORMANCE OVERVIEW

                                                                              MORGAN STANLEY CAPITAL      MORGAN STANLEY CAPITAL
                JANUS ASPEN INTERNATIONAL VALUE PORTFOLIO - SERVICE SHARES   INTERNATIONAL WORLD INDEX   INTERNATIONAL EAFE INDEX
  5/1/2001                                                           10000                      10,000                     10,000
05/31/2001                                                           10010                     9869.69                    9647.06
06/30/2001                                                            9910                     9559.07                    9252.54
07/31/2001                                                            9820                      9431.3                    9084.19
08/31/2001                                                            9710                     8977.22                    8853.99
09/30/2001                                                            8790                     8184.99                    7957.19
10/31/2001                                                            9360                     8341.28                    8160.99
11/30/2001                                                           10150                     8833.48                    8461.83
12/31/2001                                                        10497.05                     8888.12                    8512.10
01/31/2002                                                        10416.99                     8617.95                    8059.82
02/28/2002                                                         10577.1                     8542.15                    8116.35
03/31/2002                                                        11437.68                     8935.54                    8594.80
04/30/2002                                                        11567.77                     8615.29                    8612.08
05/31/2002                                                        11607.79                     8629.66                    8721.20
06/30/2002                                                        10848.23                     8104.57                    8374.05
07/31/2002                                                         9840.03                     7420.73                    7547.36
08/31/2002                                                         9769.46                      7433.4                    7530.23
09/30/2002                                                          8791.5                     6614.98                    6721.53
10/31/2002                                                         8781.42                      7102.4                    7082.78
11/30/2002                                                         9436.75                     7484.25                    7404.24
12/31/2002                                                         9093.96                     7120.62                    7155.27

*The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Common Stock - 81.7%
Advertising Agencies - 3.7%
      12,600   Asatsu-Dk, Inc.**                                                           $        223,502

Advertising Services - 2.6%
      20,003   WPP Group PLC**                                                                      152,804

Aerospace and Defense - 1.1%
         219   Dassault Aviation S.A.**                                                              65,955

Cable Television - 1.5%
       8,856   Shaw Communications, Inc. - Class B                                                   90,983

Chemicals - Diversified - 4.6%
       4,792   Akzo Nobel N.V.**                                                                    152,011
       5,781   Bayer A.G.**                                                                         121,326

                                                                                                    273,337

Chemicals - Specialty - 4.7%
         200   Givaudan S.A.                                                                         89,680
       3,325   Syngenta A.G.                                                                        192,499

                                                                                                    282,179

Diversified Operations - 5.6%
      39,657   BBA Group PLC**                                                                      117,952
      19,291   Smiths Group PLC**                                                                   216,001

                                                                                                    333,953

Electronic Components - 5.0%
      17,088   Koninklijke (Royal) Philips Electronics N.V.**                              $        299,453

Electronic Measuring Instruments - 1.8%
       7,905   Orbotech, Ltd.*                                                                      108,773

Home Decoration Products - 4.7%
       9,372   Hunter Douglas N.V.**                                                                280,775

Human Resources - 2.0%
      67,533   Michael Page International PLC**                                                     119,370

Machinery - Pumps - 5.6%
      16,771   Pfeiffer Vacuum Technology A.G.**                                                    335,255

Medical - Drugs - 4.2%
      13,202   GlaxoSmithKline PLC**                                                                253,349

Miscellaneous Manufacturing - 4.7%
     198,528   FKI PLC**                                                                            281,260

Multimedia - 6.3%
      45,675   Reuters Group PLC**                                                                  130,521
      15,327   Vivendi Universal S.A.**                                                             247,524

                                                                                                    378,045

Oil Companies - Integrated - 3.3%
       6,276   EnCana Corp.                                                                         193,789

Property and Casualty Insurance - 4.0%
      63,000   Nipponkoa Insurance Company, Ltd.**                                                  237,305

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Publishing - Newspapers - 3.2%
     119,755   Independent News & Media PLC**                                              $        188,497

Publishing - Periodicals - 2.6%
       9,071   Wolters Kluwer N.V.**                                                                158,010

Radio - 3.8%
       7,500   Nippon Broadcasting System, Inc.**                                                   224,362

Rubber - Tires - 1.0%
       1,701   Compagnie Generale des Etablissements
                 Michelin - Class B**                                                                58,653

Rubber/Plastic Products - 2.1%
      15,000   Tenma Corp.**                                                                        122,609

Television - 3.6%
     168,496   Granada PLC**                                                                        216,333
------------------------------------------------------------------------------------------------------------
Total Common Stock (cost $5,138,320)                                                              4,878,551
------------------------------------------------------------------------------------------------------------
Preferred Stock - 2.7%
Soap and Cleaning Preparations - 2.7%
       2,485   Henkel KGaA** (cost $159,225)                                                        157,892
------------------------------------------------------------------------------------------------------------
Repurchase Agreement - 11.7%
    $700,000   ABN AMRO Bank N.V., 1.26%
                 dated 12/31/02, maturing 1/2/03
                 to be repurchased at $700,049
                 collateralized by $663,594
                 in U.S. Government Agencies
                 5.875%-9.50%, 3/21/11-4/1/32
                 $298,302 in U.S. Treasury Bills
                 0%, 3/20/03-3/27/03; with respective
                 values of $416,520 and $297,480
                 (cost $700,000)                                                                    700,000
------------------------------------------------------------------------------------------------------------
Total Investments (total cost $5,997,545) - 96.1%                                                 5,736,443
------------------------------------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 3.9%                                       232,849
------------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                          $      5,969,292
------------------------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2002

COUNTRY                       % OF INVESTMENT SECURITIES          MARKET VALUE
---------------------------------------------------------------------------------
Canada                                              5.0%         $       284,772
France                                              6.5%                 372,132
Germany                                            10.7%                 614,473
Ireland                                             3.3%                 188,497
Israel                                              1.9%                 108,773
Japan                                              14.1%                 807,778
Netherlands                                        15.5%                 890,249
Switzerland                                         4.9%                 282,179
United Kingdom                                     25.9%               1,487,590
United States++                                    12.2%                 700,000
---------------------------------------------------------------------------------
Total                                             100.0%         $     5,736,443

++Includes Short-Term Securities (0% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT DECEMBER 31, 2002

CURRENCY SOLD AND              CURRENCY          CURRENCY          UNREALIZED
SETTLEMENT DATE              UNITS SOLD   VALUE IN $ U.S.         GAIN/(LOSS)
------------------------------------------------------------------------------
British Pound 2/21/03           240,000   $       384,938    $       (11,714)
British Pound 3/28/03            50,000            79,999             (2,509)
British Pound 4/15/03           120,000           191,758             (5,159)
Euro 2/21/03                    235,000           246,049            (14,149)
Euro 3/28/03                    660,000           690,044            (33,172)
Japanese Yen 2/21/03         17,000,000           143,562             (4,038)
Japanese Yen 3/28/03         23,000,000           194,489             (4,719)
Japanese Yen 4/15/03          5,000,000            42,309             (1,658)
------------------------------------------------------------------------------
Total                                     $     1,973,148    $       (77,118)

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO                     Thomas Malley,
                                                               portfolio manager

[PHOTO OF THOMAS MALLEY]


For the 12 months ended December 31, 2002, Janus Aspen Global Life Sciences Portfolio declined 29.34% for its Institutional Shares and lost 29.55% for its Service Shares, while its benchmark, the Standard & Poor's 500(R) Index, fell 22.09%.(1) This performance earned the Portfolio's Institutional Shares a second-quartile ranking for the one-year period ended December 31, 2002, placing it 50th out of 116 variable annuity specialty/miscellaneous funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

Our relative underperformance can be attributed to the Portfolio's overweighting in the life sciences sector as compared to its benchmark. Also, restrained corporate spending, increasingly uneasy consumers and fears of war weighed on investors through much of the period, contributing to the broader stock market's losses. The pessimism spread to the traditionally resistant life sciences sector, which was also tarnished by some high-profile earnings disappointments and drug development missteps.

Generally speaking, the life sciences industry is less sensitive to economic swings and we believe the nation's aging demographics still point to continually strong demand for the effective healthcare products and services. That said, competitive and regulatory issues abound, and the challenge remains identifying the better-run companies with the potential to thrive.

Two holdings that detracted from our overall returns despite contributing strongly during the first part of the year were Wyeth and Laboratory Corportation of America.

Specifically, pharmaceutical company Wyeth experienced delays in manufacturing approvals for a number of products, including the Prevnar vaccine for pneumonia. Controversy surrounding hormone replacement treatments such as the company's Premarin and Prempro products also pressured the stock, as did weakened consumer business. Because we believe Wyeth remains undervalued, we continue to own it. However, we are watching developments carefully.

Similarly, Laboratory Corporation of America worked against us. The operator of a national network of clinical testing facilities suffered as some market observers expressed concern over an end to a period of solid growth and pricing power. While acknowledging the growth rate has moderated, we believe the market overreacted in its sell off. Nevertheless, to protect the Portfolio's downside, we began a steady process to liquidate our position during the period.

Other disappointments included drugmaker Sepracor, which saw its shares fall dramatically after the Food and Drug Administration (FDA) rejected its new allergy antihistamine drug, Soltara, leading investors to question the strength of the company's entire drug pipeline and future cash flow potential. This reaction was overblown in our opinion as Sepracor is putting the drug through additional safety studies to address the agency's concerns and is on track to submit its new insomnia drug, Estorra, to the FDA in mid-February.

On the positive side, medical device developer Boston Scientific posted solid gains. The company reported upbeat results from an early-stage study of Taxus II, its next-generation drug-coated stent, which is a wire mesh device that props open damaged blood vessels. If studies continue to produce positive outcomes and the technology is approved by the FDA, the coated stents, which are engineered to reduce scarring, have the potential to accelerate the company's profits in about 18 months.

Another winner was pharmaceutical firm Forest Laboratories, which received FDA approval for its depression treatment Lexapro. Early feedback on Lexapro has been positive and we believe its promising competitive position should augment Forest's already-strong antidepressant position with Celexa.

Within the healthcare services area, WellPoint Health Networks, Inc. contributed positively to the Portfolio. WellPoint is a 12 million member-strong managed healthcare company offering a wide product line of network-based managed care plans. The company's shares rose surrounding excellent earnings news for the second and third quarters of 2002. While the stocks tapered off due to more recent investor rotation away from healthcare stocks, we believe the near-term decline is temporary.

Looking ahead, we're hopeful that the October confirmation of Dr. Mark McClellan as FDA commissioner helps smooth the way for pharmaceutical companies and other life sciences innovators. The regulatory agency had been without a leader since January 2000, and we believe, like many others, that the situation affected the drug approval process. Of course, there's no telling if the high rejection rate of new drug applications will continue, but we're pleased the vacancy was finally filled.

Given the world's instability, it may take some time before conditions normalize and the U.S. experiences steady, consistent economic growth. But no matter how the market undulates in the coming months and years, we remain focused on life sciences companies with strong free cash flow, exposure to robust markets and the ability to meet new medical demands.

Thank you for your continued investment in Janus Aspen Global Life Sciences Portfolio.

PORTFOLIO ASSET MIX

(% OF NET ASSETS)                    DECEMBER 31, 2002      DECEMBER 31, 2001
------------------------------------------------------------------------------
Equities                                         99.9%                  95.7%
  Foreign                                        26.0%                  22.6%
Top 10 Equities                                  29.8%                  33.4%
Number of Stocks                                    56                     56
Cash and Cash Equivalents                         0.1%                   4.3%

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2002

Institutional Shares (Inception Date 1/18/00)
  1 Year                                                          (29.34)%
  From Inception                                                  (18.28)%
---------------------------------------------------------------------------
S&P 500(R) Index
  1 Year                                                          (22.09)%
  From Portfolio Inception                                        (14.51)%
---------------------------------------------------------------------------
Service Shares (Inception Date 1/18/00)
  1 Year                                                          (29.55)%
  From Inception                                                  (18.53)%
---------------------------------------------------------------------------

This Portfolio concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2002

                                                   ONE YEAR    SINCE 1/18/00*
Janus Aspen Global Life Sciences Portfolio
  - Institutional Shares                           (29.34)%       (18.28)%
S&P 500(R) Index                                   (22.09)%       (14.51)%

[CHART]

PERFORMANCE OVERVIEW

                          JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO - INSTITUTIONAL SHARES     S & P 500 INDEX
Inception   01/18/000                                                  $             10,000            10000
             1/31/2000                                                 $          10,020.00         9,583.00
             2/29/2000                                                 $          13,680.00          9401.79
             3/31/2000                                                 $           9,260.00         10320.96
             4/30/2000                                                 $           8,080.00         10010.56
             5/31/2000                                                 $           8,090.00          9805.34
             6/30/2000                                                 $           8,630.00         10046.83
             7/31/2000                                                 $           8,220.00           9889.9
             8/31/2000                                                 $           9,020.00         10503.85
             9/30/2000                                                 $           9,620.00          9949.46
            10/31/2000                                                 $           9,680.00          9907.19
            11/30/2000                                                 $           8,900.00          9126.75
            12/31/2000                                                 $           9,329.81          9171.52
             3/31/2001                                                              6964.79          8084.85
             6/30/2001                                                              7856.72          8557.68
             7/31/2001                                                              7736.31          8473.41
            12/31/2001                                                              7796.52           8082.3
            01/31/2002                                                              7475.42          7964.42
            02/28/2002                                                              7064.02          7810.79
            03/31/2002                                                              7365.05          8104.58
            04/30/2002                                                              7104.16          7613.43
            05/31/2002                                                              6943.62          7557.54
            06/30/2002                                                               6321.5           7019.4
            07/31/2002                                                              6010.44          6472.37
             8/31/2002                                                              5930.17          6514.74
             9/30/2002                                                              5739.52          5807.43
            10/31/2002                                                              5759.59          6318.02
            11/30/2002                                                              5639.18          6689.52
            12/31/2002                                                              5508.73          6296.73

*The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Common Stock - 99.9%
Chemicals - Diversified - 0.9%
      13,500   Bayer A.G.**                                                                $        283,325

Drug Delivery Systems - 1.0%
      21,175   Andrx Corp.*                                                                         310,637

Health Care Cost Containment - 1.9%
      21,490   McKesson Corp.                                                                       580,875

Instruments - Scientific - 1.3%
      21,320   Applera Corp. - Applied Biosystems Group                                             373,953

Medical - Biomedical and Genetic - 8.9%
      17,920   Amgen, Inc.*                                                                         866,253
      10,750   Biogen, Inc.*                                                                        430,645
      23,900   Genentech, Inc.*                                                                     792,524
       4,675   IDEC Pharmaceuticals Corp.*                                                          155,070
       4,975   InterMune, Inc.*                                                                     126,912
      63,535   XOMA, Ltd.*                                                                          268,753

                                                                                                  2,640,157

Medical - Drugs - 38.5%
      11,365   Abbott Laboratories                                                         $        454,600
       7,214   Altana A.G.**                                                                        327,782
      10,100   AstraZeneca PLC**                                                                    359,050
       8,470   Aventis S.A.**                                                                       460,399
      23,285   Biovail Corp. (New York Shares)*                                                     614,957
      28,445   Bristol-Myers Squibb Co.                                                             658,502
       9,210   Forest Laboratories, Inc.*                                                           904,606
       6,000   Fujisawa Pharmaceutical Company, Ltd.**                                              137,271
      16,529   GlaxoSmithKline PLC**                                                                317,195
      13,300   MedImmune, Inc.*                                                                     361,361
      12,900   Merck & Company, Inc.                                                                730,269
       9,280   Novartis A.G.**                                                                      338,598
      29,100   Pfizer, Inc.                                                                         889,587
      21,205   Pharmacia Corp.                                                                      886,369
       6,450   Roche Holding A.G.**                                                                 449,455
      10,841   Schering A.G.**                                                                      472,105
      12,105   Schering-Plough Corp.                                                                268,731
       1,931   Schwarz Pharma A.G.**                                                                 70,353
      15,070   Sepracor, Inc.*                                                                      145,727
         613   Serono S.A. - Class B**                                                              328,514
      20,970   Teva Pharmaceutical Industries, Ltd. (ADR)                                           809,652
      16,315   Wyeth                                                                                610,181
      31,200   Yamanouchi Pharmaceutical
                 Company, Ltd.**                                                                    904,424

                                                                                                 11,499,688

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Medical - Generic Drugs - 3.3%
       6,900   Barr Laboratories, Inc.*                                                    $        449,121
      18,000   Pharmaceutical Resources, Inc.*                                                      536,400

                                                                                                    985,521

Medical - HMO - 10.0%
       7,805   Aetna, Inc.                                                                          320,942
      14,215   Anthem, Inc.*                                                                        894,123
      10,865   UnitedHealth Group, Inc.                                                             907,227
      11,970   WellPoint Health Networks, Inc.*                                                     851,785

                                                                                                  2,974,077

Medical - Hospitals - 5.7%
      21,070   HCA, Inc.                                                                            874,405
      46,965   Health Management Associates, Inc.
                 - Class A                                                                          840,674

                                                                                                  1,715,079

Medical - Wholesale Drug Distributors - 2.1%
       6,365   AmerisourceBergen Corp.                                                              345,683
       4,885   Cardinal Health, Inc.                                                                289,143

                                                                                                    634,826

Medical Instruments - 8.7%
      20,515   Boston Scientific Corp.*                                                             872,298
      26,370   Guidant Corp.*                                                                       813,514
      19,805   Medtronic, Inc.                                                                      903,108

                                                                                                  2,588,920

Medical Labs and Testing Services - 1.7%
       9,090   Quest Diagnostics, Inc.*                                                             517,221

Medical Products - 11.4%
      13,095   Baxter International, Inc.                                                           366,660
      29,947   Biomet, Inc.                                                                         858,281
      13,910   Johnson & Johnson                                                                    747,106
     108,715   Smith & Nephew PLC**                                                                 665,959
         710   Synthes-Stratec, Inc.**                                                              435,441
       7,755   Zimmer Holdings, Inc.*                                                               321,988

                                                                                                  3,395,435

Optical Supplies - 2.7%
      20,305   Alcon, Inc.*,**                                                                      801,032

Therapeutics - 1.8%
       7,830   Gilead Sciences, Inc.*                                                               266,220
       6,470   Trimeris, Inc.*                                                                      279,310

                                                                                                    545,530
------------------------------------------------------------------------------------------------------------
Total Common Stock (cost $28,977,455)                                                            29,846,276
------------------------------------------------------------------------------------------------------------
Total Investments (total cost $28,977,455) - 99.9%                                               29,846,276
------------------------------------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%                                        26,228
------------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                          $     29,872,504
------------------------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2002

COUNTRY                      % OF INVESTMENT SECURITIES           MARKET VALUE
---------------------------------------------------------------------------------
Canada                                             2.1%         $       614,957
France                                             1.5%                 460,399
Germany                                            3.9%               1,153,565
Israel                                             2.7%                 809,652
Japan                                              3.5%               1,041,695
Switzerland                                        7.9%               2,353,040
United Kingdom                                     4.5%               1,342,204
United States++                                   73.9%              22,070,764
---------------------------------------------------------------------------------
Total                                            100.0%         $    29,846,276

++Includes Short-Term Securities (73.9% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT DECEMBER 31, 2002

CURRENCY SOLD AND              CURRENCY          CURRENCY          UNREALIZED
SETTLEMENT DATE              UNITS SOLD   VALUE IN $ U.S.         GAIN/(LOSS)
------------------------------------------------------------------------------
British Pound 4/15/03           140,000   $       223,717    $        (9,028)
Euro 2/21/03                    120,000           125,642             (8,762)
Euro 3/28/03                    140,000           146,373             (7,017)
Japanese Yen 1/31/03         35,000,000           295,347             (8,545)
Japanese Yen 3/28/03         25,000,000           211,401             (4,790)
Swiss Franc 3/28/03             370,000           268,195            (13,899)
------------------------------------------------------------------------------
Total                                     $     1,270,675    $       (52,041)

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO               Mike Lu, portfolio manager

[PHOTO OF MIKE LU]

For the 12 months ended December 31, 2002, Janus Aspen Global Technology Portfolio posted a 40.77% loss for its Institutional Shares, 40.93% loss for its Service Shares and a 40.92% loss for its Service II Shares. This compares to a 22.09% decline by its benchmark, the Standard & Poor's 500(R) Index, and a 31.53% drop by the technology-heavy NASDAQ Composite Index.(1) The Portfolio's Institutional Shares ranked 82nd out of 116 variable annuity specialty/miscellaneous funds tracked by Lipper, a Reuters Company and leading mutual fund rating company, placing it in the third-quartile for the one-year period ended December 31, 2002.(2)

The Portfolio's underperformance relative to its benchmark can be attributed to our overweighting in the technology sector. That said, stocks received a boost early in 2002 on speculation that an economic recovery was near. Though the markets became increasingly volatile during the second and third quarters, many technology and telecommunications names rallied toward the end of the year. However, according to our research, these recent strong moves were not based on a shift in business fundamentals but simply on investors' hopes that a bottom had been reached. Perhaps not surprisingly, some of those gains were lost by year-end as investors grew wary in light of rising unemployment numbers and a potential war with Iraq.

Turning to the Portfolio, Cadence Design Systems, a leader in electronic design automation, contributed to our poor performance. Cadence is a premier provider of advanced design tools to the semiconductor industry and has held up well in this difficult market. However, recent pricing issues and a somewhat rough transition from a licensing business model to a subscription-based model pressured Cadence's share price during the period. Because semiconductor component companies need to continually reinvest in the latest design software if they intend to maintain their competitive edge, we continue to believe in the long-term fundamentals of Cadence and maintained a position in the stock.

Another detractor was ARM Holdings. The British chip design firm fell in tandem with the semiconductor industry and most recently lowered expectations for its third quarter, which led to a dramatic drop in share price. While the company's cutting-edge technology and presence in nearly 80% of the world's cellular phones/devices currently in design continue to impress us, a revenue recognition issue was realized late in the period, causing us to liquidate our position.

Stocks that contributed positively to our performance included Nissan Motor Co. Our investment thesis for Nissan is premised upon new and ever-growing applications of technology in automobiles. Car manufacturers now depend upon semiconductors, integrated circuits and software in everything from advanced anti-lock brakes to stability control to drive-by-wire steering, turning today's cars into literal PCs on wheels. In addition to being among the innovators in this area, Nissan is nearing completion of a restructuring process, which has enabled it to slash costs while simultaneously improving cycle times for design and production. We believe Nissan's approach of releasing a multitude of differentiated, high-value, well-priced vehicles addressing a range of niche markets has legs in an environment where sales incentives and commoditization reign.

Amazon.com also turned in solid results. Online shopping made great strides in 2002 versus the previous year as consumers became more familiar with the process and convinced of the value and convenience it offers. Amazon has taken the lead in this area, emphasizing ease of use and, most importantly, a safe purchasing environment. Its free shipping offers also helped increase Amazon's sales volume. Furthermore, the company now appears to have reached a critical threshold in terms of the range of products it offers and the economies of scale it can utilize in its distribution operations.

Going forward, we expect the challenging demand outlook for tech companies to linger but remain optimistic in the long-term drivers of technology as they pervade all aspects of our personal and professional lives. In light of this, we continue to engage in field research, meeting with industry contacts, information technology officers and, most importantly, end-users with buying-decision authority so that we can better gauge demand for technology from multiple fronts and position the Portfolio appropriately.

Our goal during these trying times has not changed. We remain focused on businesses with sustainable franchises and the foresight and wherewithal to spend strategically on research and development so that they can emerge from this recessionary period in a stronger position. In addition, we continue to look for companies with stable, subscription-based revenue streams and those that are experiencing specific secular growth drivers. We believe our intense research process will help us ferret out the most promising ideas and areas.

Thank you for your continued investment in Janus Aspen Global Technology Portfolio.

PORTFOLIO ASSET MIX

(% OF NET ASSETS)                        DECEMBER 31, 2002   DECEMBER 31, 2001
-------------------------------------------------------------------------------
Equities                                             93.8%               80.3%
  Foreign                                            31.6%               24.2%
Top 10 Equities                                      39.0%               31.2%
Number of Stocks                                        79                  72
Cash, Cash Equivalents
  and Fixed Income Securities                         6.2%               19.7%

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2002

Institutional Shares (Inception Date 1/18/00)
  1 Year                                                         (40.77)%
  From Inception                                                 (37.81)%
-----------------------------------------------------------------------
S&P 500(R) Index
  1 Year                                                         (22.09)%
  From Portfolio Inception                                       (14.51)%
-----------------------------------------------------------------------
Service Shares (Inception Date 1/18/00)
  1 Year                                                         (40.93)%
  From Inception                                                 (37.98)%
-----------------------------------------------------------------------
Service II Shares (Inception Date 12/31/01)
  1 Year                                                         (40.92)%
  From Inception                                                 (37.98)%

Returns shown for Service II Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service II Shares.

This Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via this system. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2002

                                                        ONE YEAR      SINCE 1/18/00*
Janus Aspen Global Technology Portfolio
  - Institutional Shares                                (40.77)%         (37.81)%
S&P 500(R) Index                                        (22.09)%         (14.51)%
NASDAQ Composite Index                                  (31.53)%         (31.77)%

[CHART]

PERFORMANCE OVERVIEW

                          JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO - INSTITUTIONAL SHARES        S & P 500 INDEX
Inception    01/18/000                                               $            10,000              10000
                                                                                    0.20%
             1/31/2000                                               $         10,020.00           9,583.00
             2/29/2000                                               $         11,220.00            9401.79
             3/31/2000                                               $         10,770.00           10320.96
             4/30/2000                                               $          9,600.00           10010.56
             5/31/2000                                               $          8,960.00            9805.34
             6/30/2000                                               $          9,830.00           10046.83
             7/31/2000                                               $          9,500.00             9889.9
             8/31/2000                                               $         10,380.00           10503.85
             9/30/2000                                               $          9,320.00            9949.46
            10/31/2000                                               $          8,480.00            9907.19
            11/30/2000                                               $          6,700.00            9126.75
            12/31/2000                                               $          6,597.19            9171.52
             3/31/2001                                                           4686.14            8084.85
             6/30/2001                                                           4903.44            8557.68
             7/31/2001                                                           4458.63            8473.41
            12/31/2001                                                           4151.35             8082.3
            01/31/2002                                                           4002.32            7964.42
            02/28/2002                                                           3587.19            7810.79
            03/31/2002                                                           3885.23            8104.58
            04/30/2002                                                           3438.17            7613.43
            05/31/2002                                                           3235.92            7557.54
            06/30/2002                                                           2927.23             7019.4
            07/31/2002                                                           2629.19            6472.37
             8/31/2002                                                           2629.19            6514.74
             9/30/2002                                                           2341.78            5807.43
            10/31/2002                                                           2522.74            6318.02
            11/30/2002                                                            2799.5            6689.52
            12/31/2002                                                           2458.87            6296.73

*The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
------------------------------------------------------------------------------------------------------------
Common Stock - 93.4%
Aerospace and Defense - 4.7%
     108,095   Embraer-Empresa Brasileira de
                 Aeronautica S.A. (ADR)                                                    $      1,718,711
      18,670   General Dynamics Corp.                                                             1,481,838
      63,180   Lockheed Martin Corp.                                                              3,648,645

                                                                                                  6,849,194

Applications Software - 13.3%
      17,792   Infosys Technologies, Ltd.                                                         1,770,351
     163,890   Intuit, Inc.*                                                                      7,689,719
      18,085   Mercury Interactive Corp.*                                                           536,220
     167,085   Microsoft Corp.*                                                                   8,638,294
      85,772   Satyam Computer Services, Ltd.**                                                     497,102

                                                                                                 19,131,686

Audio and Video Products - 2.4%
      21,100   Sony Corp.**                                                                         881,908
     152,418   Thomson S.A.*,**                                                                   2,600,624

                                                                                                  3,482,532

Automotive - Cars and Light Trucks - 3.5%
      31,900   Hyundai Motor Company, Ltd.**                                                        746,364
     543,000   Nissan Motor Company, Ltd.**                                                       4,237,110

                                                                                                  4,983,474

Broadcast Services and Programming - 0.5%
      77,535   Liberty Media Corp. - Class A*                                              $        693,163

Cable Television - 0.9%
     129,723   British Sky Broadcasting Group PLC*,**                                             1,334,508

Cellular Telecommunications - 1.9%
     330,209   Carphone Warehouse PLC*,**                                                           409,237
     111,900   China Mobile, Ltd. (ADR)*,**                                                       1,351,752
       2,350   SK Telecom Company, Ltd.**                                                           453,733
     305,671   Vodafone Group PLC**                                                                 556,472

                                                                                                  2,771,194

Computer Services - 1.4%
      59,614   Atos Origin S.A.*,**                                                               1,451,299
     187,687   Misys PLC**                                                                          531,802

                                                                                                  1,983,101

Computers - 4.8%
     166,720   Dell Computer Corp.*                                                               4,458,093
      31,535   IBM Corp.                                                                          2,443,962
     278,000   Legend Group, Ltd.**                                                                  92,686

                                                                                                  6,994,741

Computers - Integrated Systems - 1.3%
      44,665   Diebold, Inc.                                                                      1,841,091

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Computers - Memory Devices - 1.0%
      88,077   VERITAS Software Corp.*                                                       $    1,375,763

Computers - Peripheral Equipment - 3.0%
     816,300   Hon Hai Precision Industry Company, Ltd.                                           2,817,253
      50,248   Logitech International S.A.*                                                       1,499,056

                                                                                                  4,316,309

Consulting Services - 0.8%
      61,950   Accenture, Ltd. - Class A (New York Shares)*                                       1,114,481

Data Processing and Management - 1.3%
      38,680   Acxiom Corp.*                                                                        594,898
      33,135   Automatic Data Processing, Inc.                                                    1,300,549

                                                                                                  1,895,447

Distribution and Wholesale - 0.8%
      39,200   Ingram Micro, Inc. - Class A*                                                        484,120
      23,955   Tech Data Corp.*                                                                     645,827

                                                                                                  1,129,947

E-Commerce/Products - 2.8%
     211,965   Amazon.com, Inc.*                                                                  4,004,019

E-Commerce/Services - 2.5%
      54,040   eBay, Inc.*                                                                        3,664,993

Electronic Components - Miscellaneous - 4.3%
     110,995   Koninklijke (Royal) Philips Electronics N.V.**                                     1,945,094
      11,160   Samsung Electronics Company, Ltd.**                                                2,954,547
      23,090   Samsung SDI Company, Ltd.**                                                        1,333,557

                                                                                                  6,233,198

Electronic Components - Semiconductors - 5.6%
      29,935   Cree, Inc.*                                                                          489,437
      35,295   NVIDIA Corp.*                                                                        406,245
      55,571   STMicroelectronics N.V.**                                                          1,089,296
      93,533   STMicroelectronics N.V. (New York Shares)**                                        1,824,829
     185,120   Texas Instruments, Inc.                                                            2,778,651
      69,390   Xilinx, Inc.*                                                                      1,429,434

                                                                                                  8,017,892

Electronic Design Automation - 4.5%
     238,815   Cadence Design Systems, Inc.*                                                      2,815,629
      79,580   Synopsys, Inc.*                                                                    3,672,617

                                                                                                  6,488,246

Electronic Forms - 0.5%
      29,080   Adobe Systems, Inc.                                                                  724,383

Entertainment  Software - 5.1%
     134,330   Electronic Arts, Inc.*                                                             6,685,604
      31,320   Take-Two Interactive Software, Inc.*                                                 735,707

                                                                                                  7,421,311

Human Resources - 0.4%
      20,220   Hewitt Associates, Inc. - Class A*                                                   640,772

Internet Applications Software - 0.1%
      18,955   RealNetworks, Inc.*                                                                   72,219

Internet Security - 1.0%
      26,195   Check Point Software Technologies, Ltd.*                                             339,749
      28,820   Symantec Corp.*                                                                    1,165,769

                                                                                                  1,505,518

Life and Health Insurance - 1.1%
      54,720   AFLAC, Inc.                                                                        1,648,166

Medical Instruments - 0.8%
      24,805   Medtronic, Inc.                                                               $    1,131,108

Multimedia - 1.2%
      86,050   AOL Time Warner, Inc.*                                                             1,127,255
      36,220   Walt Disney Co.                                                                      590,748

                                                                                                  1,718,003

Networking Products - 0.7%
      79,235   Cisco Systems, Inc.*                                                               1,037,979

Retail - Computer Equipment - 0.4%
      32,295   Electronics Boutique Holdings Corp.*                                                 510,584

Retail - Video Rental - 0.3%
      38,740   Blockbuster, Inc. - Class A                                                          474,565

Satellite Telecommunications - 0.5%
      32,485   EchoStar Communications Corp. - Class A*                                             723,116

Security Services - 0.3%
      19,630   Kroll, Inc.*                                                                         374,540

Semiconductor  Components/Integrated Circuits - 2.8%
      81,490   Marvell Technology Group, Ltd.*                                                    1,536,901
      51,550   Maxim Integrated Products, Inc.*                                                   1,703,212
     619,000   Taiwan Semiconductor Manufacturing
               Company, Ltd.*                                                                       758,394

                                                                                                  3,998,507

Semiconductor Equipment - 0.8%
      28,695   Applied Materials, Inc.*                                                             373,896
      63,655   Teradyne, Inc.*                                                                      828,152

                                                                                                  1,202,048

Telecommunication Equipment - 8.9%
      31,490   Harris Corp.                                                                         828,187
     229,726   Nokia Oyj**                                                                        3,652,108
     327,195   Nokia Oyj (ADR)**                                                                  5,071,523
     165,755   UTStarcom, Inc.*                                                                   3,286,922
                                                                                                 12,838,740

Telecommunication Services - 0.7%
      45,745   Amdocs, Ltd.*,**                                                                     449,216
   3,290,000   China Telecom Corporation, Ltd.*                                                     577,980

                                                                                                  1,027,196

Telephone - Integrated - 0.2%
          97   Telefonica S.A.*,**                                                                      868
       7,375   Verizon Communications, Inc.                                                         285,781
                                                                                                    286,649

Toys - 3.0%
     228,745   Mattel, Inc.                                                                       4,380,467

Web Portals/Internet Service Providers - 0.8%
      68,040   Yahoo!, Inc.*                                                                      1,112,454

Wireless Equipment - 2.5%
       9,277   Crown Castle International Corp.*                                                     34,789
     100,020   QUALCOMM, Inc.*                                                                    3,639,728
                                                                                                  3,674,517
-----------------------------------------------------------------------------------------------------------
Total Common Stock (cost $168,743,900)                                                          134,807,821
-----------------------------------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Corporate Bonds - 1.6%
Applications Software - 0.6%
$    900,000   Mercury Interactive Corp., 4.75%
                convertible notes, due 7/1/07+                                               $      807,750

Electronic Components - Semiconductors - 1.0%
     650,000   International Rectifier Corp., 4.25%
                convertible subordinated notes
                due 7/15/07                                                                         554,937
   1,000,000   NVIDIA Corp., 4.75%
                convertible subordinated notes
                due 10/15/07                                                                        837,500

                                                                                                  1,392,437

Networking Products - 0.1%
   1,000,000   Candescent Technologies Corp., 8.00%
                convertible senior subordinated
                debentures, due 5/1/03+,&,~                                                          85,000
-----------------------------------------------------------------------------------------------------------
Total Corporate Bonds (cost $3,441,130)                                                           2,285,187
-----------------------------------------------------------------------------------------------------------

Preferred Stock - 0.4%
Wireless Equipment - 0.4%
      31,515   Crown Castle International Corp.
                convertible, 6.25% (cost $1,575,750)                                                630,300
-----------------------------------------------------------------------------------------------------------

Repurchase Agreement - 5.3%
$  7,600,000   ABN AMRO Bank N.V., 1.26%
                dated 12/31/02, maturing 1/2/03
                to be repurchased at $7,600,532
                collateralized by $7,204,738
                in U.S. Government Agencies
                5.875%-9.50%, 3/21/11-4/1/32
                $3,238,712 in U.S. Treasury Bills
                0%, 3/20/03-3/27/03; with respective
                values of $4,522,217 and $3,229,784
                (cost $7,600,000)                                                                 7,600,000
-----------------------------------------------------------------------------------------------------------
Total Investments (total cost $181,360,780) - 100.7%                                            145,323,308
-----------------------------------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.7%)                                  (1,035,778)
-----------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                            $  144,287,530
-----------------------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2002

COUNTRY                          % OF INVESTMENT SECURITIES      MARKET VALUE
-------------------------------------------------------------------------------
Bermuda                                                 1.8%   $      2,651,382
Brazil                                                  1.2%          1,718,711
China                                                   0.4%            577,980
Finland                                                 6.0%          8,723,631
France                                                  2.8%          4,051,923
Hong Kong                                               1.0%          1,444,438
India                                                   1.6%          2,267,453
Israel                                                  0.2%            339,749
Japan                                                   3.5%          5,119,018
Netherlands                                             3.3%          4,859,219
South Korea                                             3.8%          5,488,201
Spain                                                   0.0%                868
Switzerland                                             1.0%          1,499,056
Taiwan                                                  2.5%          3,575,647
United Kingdom                                          2.3%          3,281,235
United States++                                        68.6%         99,724,797
-------------------------------------------------------------------------------
Total                                                 100.0%   $    145,323,308

++ Includes Short-Term Securities (63.4% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT DECEMBER 31, 2002

CURRENCY SOLD AND               CURRENCY           CURRENCY           UNREALIZED
SETTLEMENT DATE               UNITS SOLD    VALUE IN $ U.S.          GAIN/(LOSS)
-------------------------------------------------------------------------------
British Pound 2/21/03             30,000   $         48,117    $         (1,507)
British Pound 3/28/03            160,000            255,996              (6,849)
British Pound 4/15/03            150,000            239,697              (9,672)
Euro 1/31/03                     700,000            733,502             (32,683)
Euro 2/21/03                   1,450,000          1,518,178             (85,322)
Euro 3/28/03                   3,550,000          3,711,599            (177,222)
Euro 4/15/03                     200,000            208,962             (14,662)
Hong Kong Dollar
  2/21/03                      7,000,000            897,513                (437)
Hong Kong Dollar
  3/28/03                      7,900,000          1,012,755              (1,866)
Japanese Yen 3/28/03         190,000,000          1,606,647             (36,399)
Japanese Yen 4/15/03         110,000,000            930,790             (36,481)
South Korean Won
  2/3/03                   1,200,000,000          1,008,799              (6,265)
South Korean Won
  2/25/03                  1,775,000,000          1,489,198             (62,263)
-------------------------------------------------------------------------------
Total                                      $     13,661,753    $       (471,628)

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN FLEXIBLE INCOME PORTFOLIO

                                                               Ronald Speaker,
                                                               portfolio manager

[PHOTO OF RONALD SPEAKER]

For the 12 months ended December 31, 2002, Janus Aspen Flexible Income Portfolio returned 10.48% for its Institutional Shares and 10.16% for its Service Shares, trailing its benchmark, the Lehman Brothers Government/Credit Index, which gained 11.04%.(1) This performance earned the Portfolio's Institutional and Services shares top-quartile rankings for the one-year period ended December 31, 2002, placing them 6th and 7th, respectively, out of 40 variable annuity general bond funds tracked by Lipper, a Reuters Company and a leading mutual fund rating company.(2)

Financial markets remained volatile in 2002 as optimism gave way to a more tepid outlook for economic growth and company earnings. In this environment, the bond market provided relative safety and stability to investors concerned over a volatile stock market, widening corporate accounting scandals, the ongoing threat of terrorism and a potential war in the Persian Gulf. Indeed, this challenging period has created golden opportunities for bond investors. Falling interest rates have allowed companies to refinance their debt and reduce their borrowing costs. As a result, we have seen steady improvement in the financial health of many promising companies that are beginning to attract the attention of investors, ratings agencies and corporate suitors.

Our ability to capitalize on this climate has been aided by our flexible approach, which enabled us to balance higher-quality investments in Treasury bonds and investment-grade issues with carefully selected opportunities in the high-yield market.

Among the Portfolio's most significant positive contributors were our government-related issues, which benefited from lower interest rates and investors' flight to quality. These included mid- and long-term Treasury notes, as well as our investments in Federal National Mortgage Association, or Fannie Mae, the government-backed mortgage dealer.

Given the uncertain economic outlook, we focused our corporate bond exposure on companies with stable, U.S.-based cash flows that are relatively insulated from cyclical pressures. An example is consumer products manufacturer Dial Corp., which reported solid earnings growth and guidance, and turned in impressive results during the period. Furthermore, Dial continues to enjoy market share in core brands such as Dial soap, Purex laundry detergent and Renuzit air freshener.

While we remain on the lookout for companies that are reducing leverage and strengthening their businesses, we have maintained relatively conservative exposure to the high-yield market, focusing on better credits within the group. Nonetheless, some of our high-yield bonds contributed strongly to our results. These included resilient PC-maker Apple Computer. While Apple is known for its loyal customer base, we have been impressed by its ability to win converts through its enhanced graphics and video-editing capabilities. Moreover, Apple's substantial cash reserves well exceed its outstanding debt, giving us added confidence in the company's ability to meet its financial obligations.

Another company that's done an excellent job managing its debt and streamlining its balance sheet is Cox Communications, a relatively new position in the Portfolio. The nation's fifth-largest cable provider, Cox is completing its network upgrades ahead of schedule and expects to soon be cash-flow positive. The bond was an exceptionally strong performer for us during the period.

Credits that worked against us included HEALTHSOUTH Corp., an operator of out-patient rehabilitations centers. This summer, the company became the target of a Securities and Exchange Commission probe, and its management recently acknowledged that changing Medicare reimbursement policies might curtail its near-term financial performance. Given these pressures, we chose to liquidate our position and redeployed assets to other more attractive opportunities.

Bally Total Fitness also detracted from the Portfolio's total return. With 430 health clubs in 29 states, Bally boasts a large geographical footprint. However, declining new membership sales and profits, as well as the recent departure of its CEO, have left many investors concerned about the company's stability. While we maintain a reduced position in Bally, we continue to watch its business closely for further developments.

As we look ahead, we caution that any economic recovery is likely to be lackluster and that the threatened war with Iraq remains a risk for both consumer spending and financial market performance. On a positive note, interest rates likely will be range-bound as a result of current low levels of inflation. In turn, many companies are adopting financial disciplines to help them weather a more challenging environment. As we monitor these crosscurrents, we will maintain our flexible approach, continuing to look for opportunities to invest in companies that are improving their balance sheets and positioning themselves for an improving economic environment.

Thank you for your continued investment in Janus Aspen Flexible Income
Portfolio.

PORTFOLIO ASSET MIX

(% OF NET ASSETS)                        DECEMBER 31, 2002    DECEMBER 31, 2001
-------------------------------------------------------------------------------
Corporate Bonds/Warrants
  Investment Grade                                    48.5%                48.5%
  High-Yield/High-Risk                                 4.6%                11.3%
U.S. Government Obligations                           36.4%                32.9%
Foreign Dollar/
  Non-Dollar Bonds                                     5.5%                 1.0%
Preferred Stock                                        0.2%                 0.2%
Cash and Cash Equivalents                              4.8%                 6.1%

PORTFOLIO PROFILE
-------------------------------------------------------------------------------
Weighted Average Maturity                         7.8 Yrs.             8.1 Yrs.
Average Modified Duration*                        5.4 Yrs.             5.7 Yrs.
30-Day Average Yield**
  Institutional Shares                                4.09%                5.64%
  Service Shares                                      3.82%                5.35%
Weighted Average Fixed Income
  Credit Rating                                          A                    A

  *A theoretical measure of price volatility.
 **Yields will fluctuate.
(1)All returns include reinvested dividends and capital gains.
(2)Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of December 31, 2002, Lipper ranked Janus Aspen Flexible Income Portfolio - Institutional Shares 3rd out of 24 variable annuity general bond funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

AVERAGE ANNUAL TOTAL RETURN

FOR THE PERIODS ENDED DECEMBER 31, 2002

Institutional Shares (Inception Date 9/13/93)
  1 Year                                             10.48%
  5 Year                                              6.99%
  From Inception                                      8.39%

Lehman Brothers Government/Credit Index
  1 Year                                             11.04%
  5 Year                                              7.62%
  From Inception Date of Institutional Shares         7.00%

Service Shares (Inception Date 12/31/99)
  1 Year                                             10.16%
  5 Year                                              6.71%
  From Portfolio Inception                            8.20%

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2002

                                           ONE YEAR     FIVE YEAR   SINCE 9/13/93*
Janus Aspen Flexible Income Portfolio
  - Institutional Shares                       10.48%         6.99%         8.39%
Lehman Brothers Government/Credit Index        11.04%         7.62%         7.00%

[CHART]

PERFORMANCE OVERVIEW

                 JANUS ASPEN FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES    LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX
 9/13/1993                                  10000                                                 10000
12/31/1993                                  10070                                              10005.08
 3/31/1994                                10039.7                                               9691.79
 6/30/1994                                9988.99                                               9571.27
 9/30/1994                               10060.41                                               9618.65
12/31/1994                                9978.78                                               9654.04
 3/31/1995                               10515.61                                              10135.08
 6/30/1995                               11221.47                                              10792.75
 9/30/1995                               11730.55                                              10999.29
12/31/1995                               12359.66                                              11511.71
 3/31/1996                               12226.16                                              11242.39
 6/30/1996                               12484.11                                              11295.25
 9/30/1996                               12926.64                                              11494.53
12/31/1996                               13495.83                                              11845.87
 3/31/1997                               13579.88                                              11743.71
 6/30/1997                               14083.22                                                 12171
 9/30/1997                               14620.08                                              12597.55
12/31/1997                               15082.99                                              13001.74
 3/31/1998                               15595.17                                              13198.81
 6/30/1998                               15923.59                                              13544.08
 9/30/1998                               16323.01                                              14214.92
12/31/1998                               16456.48                                              14233.43
 3/31/1999                                  16552                                               14063.2
 6/30/1999                               16352.36                                              13909.08
 9/30/1999                               16366.51                                              13984.44
12/31/1999                               16720.65                                              13927.58
 6/30/2000                               16926.03                                              14509.74
 9/30/2000                               17248.06                                              14926.36
12/31/2000                               17766.38                                              15578.25
03/31/2001                               18308.98                                              16076.46
06/30/2001                               18261.13                                              16124.73
 7/31/2001                                                                                     16526.55
09/30/2001                               19074.51                                              16892.69
12/31/2001                               19141.11                                              16902.76
01/31/2002                                                                                     17026.98
03/31/2002                               19075.45                                               16823.1
06/30/2002                               19748.08                                              17454.41
07/31/2002                                                                                     17664.65
12/31/2002                               21146.42                                              18768.11

* The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Corporate Bonds - 55.8%
Aerospace and Defense - 0.7%
$  4,000,000   Raytheon Co., 6.50%
                 notes, due 7/15/05                                                          $    4,314,308

Beverages - Non-Alcoholic - 1.2%
               Coca-Cola Enterprises, Inc.:
   3,700,000     4.375%, notes, due 9/15/09                                                       3,811,533
   1,215,000     6.125%, notes, due 8/15/11                                                       1,342,689
   1,850,000     7.125%, debentures, due 8/1/17                                                   2,225,396

                                                                                                  7,379,618

Brewery - 1.2%
   1,275,000   Anheuser-Busch Companies, Inc., 5.95%
                 debentures, due 1/15/33                                                          1,335,696
   5,295,000   Coors Brewing Co., 6.375%
                 company guaranteed notes, due 5/15/12                                            5,917,401

                                                                                                  7,253,097

Broadcast Services and Programming - 0.1%
     425,000   Clear Channel Communications, Inc., 6.00%
                 notes, due 11/1/06                                                                 451,954

Building - Residential and Commercial - 0.1%
     875,000   Toll Brothers, Inc., 6.875%
                 notes, due 11/15/12+                                                               901,107

Cable Television - 3.5%
               British Sky Broadcasting Group PLC:

$  1,775,000     7.30%, company guaranteed notes
                 due 10/15/06                                                                $    1,846,000
   5,000,000     6.875%, company guaranteed notes
                 due 2/23/09                                                                      5,112,500
   3,500,000   Comcast Cable Communications, Inc.
                 6.375%, notes, due 1/30/06                                                       3,662,019
               Cox Communications, Inc.:
   4,000,000     6.875%, notes, due 6/15/05                                                       4,310,848
     375,000     7.125%, notes, due 10/1/12                                                         416,525
               TCI Communications, Inc.:
   1,350,000     6.375%, senior notes, due 5/1/03                                                 1,350,095
   3,875,000     7.875%, notes, due 8/1/13                                                        4,252,623

                                                                                                 20,950,610

Cellular Telecommunications - 0.2%
   1,250,000   Nextel Communications, Inc.,  9.375%
                 senior notes, due 11/15/09                                                       1,131,250
Commercial Banks - 0.1%
     698,000   Hudson United Bancorp, Inc., 8.20%
                 subordinated debentures, due 9/15/06                                               761,710
Commercial Services - 0.8%
   5,000,000   PHH Corp., 8.125%
                 notes, due 2/3/03                                                                5,012,500

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Computers - 1.5%
$  3,350,000   Apple Computer, Inc., 6.50%
                 notes, due 2/15/04                                                          $    3,417,000
               IBM Corp.:
   1,775,000     4.25%, notes, due 9/15/09                                                        1,812,381
   1,800,000     4.75%, notes, due 11/29/12                                                       1,806,968
   2,150,000     5.875%, bonds, due 11/29/32                                                      2,127,427

                                                                                                  9,163,776
Containers - Metal and Glass - 1.0%
     850,000   Ball Corp., 6.875%
                 senior notes, due 12/15/12+                                                        854,250
               Owens-Brockway Glass Container, Inc.:
   1,265,000     8.875%, company guaranteed notes
                 due 2/15/09                                                                      1,302,950
   1,250,000     8.75%, secured notes, due 11/15/12+                                              1,268,750
   2,500,000   Owens-Illinois, Inc., 7.85%
                 senior notes, due 5/15/04                                                        2,468,750

                                                                                                  5,894,700

Cosmetics and Toiletries - 0.8%
   1,860,000   Gillette Co., 4.125%
                 notes, due 8/30/07                                                               1,927,133
   2,875,000   Proctor & Gamble Co., 4.75%
                 notes, due 6/15/07                                                               3,082,607

                                                                                                  5,009,740

Diversified Financial Services - 1.3%
               General Electric Capital Corp.:
   4,500,000     4.25%, notes, due 1/28/05                                                        4,700,061
   1,925,000     6.00%, notes, due 6/15/12                                                        2,078,374
   1,150,000   John Deere Capital Corp., 4.125%
                 notes, due 7/15/05                                                               1,190,040

                                                                                                  7,968,475

Diversified Operations - 1.3%
               ARAMARK Services, Inc.:
   1,830,000     7.00%, company guaranteed notes
                 due 5/1/07                                                                       1,939,114
   1,475,000     6.375%, company guaranteed notes
                 due 2/15/08                                                                      1,527,144
     980,000   Cendant Corp., 6.875%
                 notes, due 8/15/06                                                               1,016,909
               Tyco International Group S.A.:
   1,375,000     6.375%, company guaranteed notes
                 due 6/15/05**                                                                    1,333,750
   2,500,000     6.375%, notes, due 10/15/11**                                                    2,337,500

                                                                                                  8,154,417

Electric - Integrated - 2.2%
   1,335,000   AmerenEnergy Generating Co., 7.95%
                 notes, due 6/1/32                                                                1,475,912
   4,750,000   Cinergy Corp., 6.25%
                 debentures, due 9/1/04                                                           4,912,436
   1,350,000   Dominion Resources, Inc., 5.125%
                 notes, due 12/15/09                                                              1,367,728
               Public Service Company of Colorado:
     325,000     6.875%, senior notes, due 7/15/09                                                  316,060
   3,500,000     7.875%, notes, due 10/1/12+                                                      3,907,029
   1,675,000   Southwestern Public Service Co., 5.125%
                 senior notes, due 11/1/06                                                        1,646,570

                                                                                                 13,625,735

Finance - Auto Loans - 1.8%
$  5,500,000   Ford Motor Credit Co., 5.75%
                 senior notes, due 2/23/04                                                   $    5,586,719
               General Motors Acceptance Corp.:
   3,000,000     5.36%, notes, due 7/27/04                                                        3,065,445
   1,000,000     6.125%, notes, due 8/28/07                                                       1,011,869
     950,000     6.875%, notes, due 8/28/12                                                         936,463

                                                                                                 10,600,496

Finance - Consumer Loans - 0.9%
     875,000   Household Finance Corp., 6.375%
                 notes, due 11/27/12                                                                913,440
               SLM Corp.:
   2,500,000     5.125%, notes, due 8/27/12                                                       2,564,035
   1,825,000     5.05%, notes, due 11/14/14                                                       1,837,443

                                                                                                  5,314,918

Finance - Investment Bankers/Brokers - 0.5%
   1,800,000   Goldman Sachs Group, Inc., 5.50%
                 bonds, due 11/15/14                                                              1,814,317
     950,000   Lehman Brothers Holdings, Inc., 5.875%
                 notes, due 11/15/17                                                                971,213

                                                                                                  2,785,530

Finance - Mortgage Loan Banker - 0.8%
   4,900,000   Countrywide Financial Corp., 3.50%
                 notes, due 12/19/05                                                              4,943,468
Finance - Other Services - 1.1%
   2,100,000   Mellon Funding Corp., 5.00%
                 notes, due 12/1/14                                                               2,134,429
   4,000,000   National Rural Utilities, 5.75%
                 notes, due 8/28/09                                                               4,270,476

                                                                                                  6,404,905

Food - Canned - 0.1%
               Del Monte Corp.:
     425,000     9.25%, company guaranteed notes
                 due 5/15/11                                                                        442,531
     425,000     8.625%, senior subordinated notes
                 due 12/15/12+                                                                      433,500

                                                                                                    876,031

Food - Diversified - 2.1%
               General Mills, Inc.:
   1,775,000     5.125%, notes, due 2/15/07                                                       1,885,817
   2,650,000     3.875%, notes, due 11/30/07                                                      2,676,418
   1,675,000     6.00%, notes, due 2/15/12                                                        1,821,802
               Kellogg Co.:
   1,725,000     6.00%, notes, due 4/1/06                                                         1,869,784
   1,750,000     6.60%, notes, due 4/1/11                                                         1,970,929
     925,000   Sara Lee Corp., 6.125%
                 debentures, due 11/1/32                                                            974,107
   1,275,000   Unilever Capital Corp., 5.90%
                 company guaranteed notes, due 11/15/32                                           1,304,241

                                                                                                 12,503,098

Food - Meat Products - 0.6%
   3,000,000   Hormel Foods Corp., 6.625%
                 notes, due 6/1/11                                                                3,423,762

 See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Food - Retail - 2.5%
               Fred Meyer, Inc.:
$  2,500,000     7.375%, company guaranteed notes
                  due 3/1/05                                                                 $    2,713,703
   2,535,000     7.45%, company guaranteed notes
                 due 3/1/08                                                                       2,881,352
     165,000   Kroger Co., 7.50%
                 company guaranteed notes, due 4/1/31                                               184,567
               Safeway, Inc.:
   4,450,000     6.15%, notes, due 3/1/06                                                         4,819,515
   2,900,000     6.50%, notes, due 3/1/11                                                         3,157,068
   1,500,000   Winn-Dixie Stores, Inc., 8.875%
                 senior notes, due 4/1/08                                                         1,533,750

                                                                                                 15,289,955

Food - Wholesale/Distribution - 0.1%
     550,000   Sysco International Co., 6.10%
                 company guaranteed notes, 6/1/12                                                   617,733

Foreign Government - 0.6%
               United Mexican States:
   1,400,000     7.50%, notes, due 1/14/12                                                        1,499,750
   2,000,000     8.00%, notes, due 9/24/22                                                        2,070,000

                                                                                                  3,569,750

Forestry - 0.4%
   2,100,000   Weyerhaeuser Co., 5.25%
                 notes, due 12/15/09                                                              2,123,415

Funeral Services and Related Items - 0.2%
   1,225,000   Service Corporation International
                 6.00%, notes, due 12/15/05                                                       1,151,500

Gas - Distribution - 0.3%
   1,750,000   Southwest Gas Corp., 7.625%
                 notes, due 5/15/12                                                               1,883,826

Hotels and Motels - 0.1%
     575,000   Starwood Hotels & Resorts Worldwide, Inc.
                 6.75%, notes, due 11/15/05                                                         575,000

Insurance Brokers - 0.2%
     910,000   Marsh & McLennan Companies, Inc., 6.25%
                 notes, due 3/15/12                                                               1,006,624

Leisure, Recreation and Gaming - 0.3%
   1,500,000   Hard Rock Hotel, Inc., 9.25%
                 senior subordinated notes, due 4/1/05                                            1,515,000

Life and Health Insurance - 0.9%
     813,000   Delphi Financial Group, Inc., 8.00%
                 senior notes, due 10/1/03                                                          832,942
   4,750,000   StanCorp Financial Group, Inc., 6.875%
                 senior notes, due 10/1/12                                                        4,865,976

                                                                                                  5,698,918

Linen Supply and Related Items - 0.2%
     985,000   Cintas Corp., 6.00%
                 company guaranteed notes, due 6/1/12                                             1,086,882

Machine Tools and Related Products - 0.2%
   1,270,000   Kennametal, Inc., 7.20%
                 senior notes, due 6/15/12                                                        1,347,564

Medical - HMO - 1.4%
   2,900,000   UnitedHealth Group, Inc., 5.20%
                 notes, due 1/17/07                                                               3,069,256
   4,825,000   WellPoint Health Networks, Inc., 6.375%
                 notes, due 6/15/06                                                               5,263,626

                                                                                                  8,332,882

Medical - Hospitals - 2.1%
               HCA, Inc.:
$  5,000,000     6.91%, notes, due 6/15/05                                                   $    5,253,780
   2,550,000     7.00%, notes, due 7/1/07                                                         2,707,488
   2,500,000     6.95%, notes, due 5/1/12                                                         2,634,540
     850,000     6.30%, notes, due 10/1/12                                                          857,260
   1,150,000   Vanguard Health Systems, Inc., 9.75%
                 senior subordinated notes, due 8/1/11                                            1,098,250

                                                                                                 12,551,318

Medical Labs and Testing Services - 1.3%
               Quest Diagnostics, Inc.:
   4,000,000     6.75%, company guaranteed notes
                 due 7/12/06                                                                      4,358,576
   3,095,000     7.50%, company guaranteed notes
                 due 7/12/11                                                                      3,538,560
                                                                                                  7,897,136

Multi-Line Insurance - 0.4%
   1,275,000   Aon Corp., 6.70%
                 notes, 1/15/07&                                                                  1,318,851
     500,000   CNA Financial Corp., 6.60%
                 notes, due 12/15/08                                                                486,120
     675,000   Farmers Insurance Group of Companies
                 8.50%, notes, due 8/1/04+                                                          669,141

                                                                                                  2,474,112

Multimedia - 3.6%
               AOL Time Warner, Inc.:
   3,000,000     5.625%, notes, due 5/1/05                                                        3,067,761
   3,000,000     7.25%, debentures, due 10/15/17                                                  3,116,772
               Belo Corp.:
   1,875,000     7.125%, senior notes, due 6/1/07                                                 2,047,601
     925,000     8.00%, senior unsubordinated notes
                 due 11/1/08                                                                      1,059,033
   1,265,000   Corus Entertainment, Inc., 8.75%
                 senior subordinated notes, due 3/1/12                                            1,339,319
   3,620,000   Gannett Company, Inc., 4.95%
                 notes, due 4/1/05                                                                3,831,035
               News America Holdings, Inc.:
     500,000     8.50%, senior notes, due 2/15/05                                                   540,644
   3,000,000     6.625%, senior notes, due 1/9/08                                                 3,215,349
               Viacom, Inc.:
   1,725,000     6.40%, company guaranteed notes
                 due 1/30/06                                                                      1,904,450
   1,500,000     5.625%, company guaranteed notes
                 due 8/15/12                                                                      1,600,246

                                                                                                 21,722,210

Networking Products - 0%
     996,000   Candescent Technologies Corp., 8.00%
                 convertible senior subordinated
                 debentures, due 5/1/03+,&,(beta)                                                   84,660

Non-Hazardous Waste Disposal - 1.9%
   3,000,000   Republic Services, Inc., 6.75%
                 notes, due 8/15/11                                                               3,280,005
               Waste Management, Inc.:
   4,450,000     7.00%, senior notes, due 10/1/04                                                 4,658,776
   3,250,000     7.375%, notes, due 8/1/10                                                        3,555,955

                                                                                                 11,494,736

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 1.0%
$     795,000   Magnum Hunter Resources, Inc., 9.60%
                  senior notes, due 3/15/12                                                  $      844,687
                Pemex Project Funding Master Trust:
    4,000,000     7.375%, bonds, due 12/15/14+                                                    4,100,000
    1,000,000     8.625%, bonds, due 2/1/22+                                                      1,055,000

                                                                                                  5,999,687

Oil Companies - Integrated - 2.1%
    3,775,000   ChevronTexaco Capital Co., 3.50%
                  company guaranteed notes, due 9/17/07                                           3,842,754
                Conoco Funding Co.:
    4,080,000     5.45%, company guaranteed notes
                  due 10/15/06                                                                    4,403,813
    2,360,000     6.35%, notes, due 10/15/11                                                      2,635,362
    1,950,000   Occidental Petroleum Corp., 5.875%
                 notes, due 1/15/07                                                               2,108,120

                                                                                                 12,990,049

Optical Supplies - 0.3%
    2,000,000   Bausch & Lomb, Inc., 6.95%
                  senior notes, due 11/15/07                                                      2,033,936

Paper and Related Products - 0.2%
      925,000   International Paper Co., 5.85%
                  notes, due 10/30/12+                                                              968,514

Pipelines - 0.7%
    3,000,000   Kinder Morgan, Inc., 6.50%
                  senior notes, due 9/1/12                                                        3,135,210
    1,090,000   TEPPCO Partners L.P., 7.625%
                  company guaranteed notes, due 2/15/12                                           1,186,475

                                                                                                  4,321,685

Property and Casualty Insurance - 0.2%
      498,000   First American Capital Trust, 8.50%
                  company guaranteed notes, due 4/15/12                                             495,586
      875,000   Progressive Corp., 6.25%
                  notes, due 12/1/32                                                                897,732

                                                                                                  1,393,318

Publishing - Newspapers - 0.1%
      475,000   Hollinger International Publishing, 9.00%
                  senior notes, due 12/15/10+                                                       479,156

Publishing - Periodicals - 0.3%
                Dex Media East LLC:
      450,000     9.875%, senior notes, due 11/15/09+                                               481,500
    1,050,000     12.125%, senior subordinated notes
                  due 11/15/12+                                                                   1,162,875

                                                                                                  1,644,375

Real Estate Investment Trusts - Health Care - 0.9%
    2,500,000   Health Care Property Investors, Inc., 6.45%
                  notes, due 6/25/12                                                              2,518,543
    2,800,000   Health Care REIT, Inc., 8.00%
                  notes, due 9/12/12                                                              2,861,846

                                                                                                  5,380,389

Recreational Centers - 0.3%
    2,175,000   Bally Total Fitness Holding Corp., 9.875%
                  senior subordinated notes, due 10/15/07                                         1,892,250
Retail - Apparel and Shoe - 0.1%
      425,000   Limited Brands, Inc., 6.125%
                  notes, due 12/1/12                                                                447,372

Retail - Auto Parts - 0.4%
$   2,500,000   AutoZone, Inc., 5.875%
                  notes, due 10/15/12                                                        $    2,583,317

Retail - Discount - 0.8%
    4,000,000   Wal-Mart Stores, Inc., 6.875%
                  senior notes, due 8/10/09                                                       4,711,872

Retail - Drug Store - 0.3%
    1,650,000   CVS Corp., 3.875%
                  notes, due 11/1/07+                                                             1,674,968

Retail - Restaurants - 0.6%
    3,000,000   Wendy's International, Inc., 6.20%
                  senior notes, due 6/15/14                                                       3,330,039
      335,000   Yum! Brands, Inc., 7.70%
                  notes, due 7/1/12                                                                 348,400

                                                                                                  3,678,439

Satellite Telecommunications - 0.4%
    2,500,000   EchoStar DBS Corp., 9.125%
                  senior notes, due 1/15/09                                                       2,631,250

Soap and Cleaning Preparations - 1.1%
                Dial Corp.:
    3,850,000     7.00%, senior notes, due 8/15/06                                                4,247,512
    2,000,000     6.50%, senior notes, due 9/15/08                                                2,167,450
                                                                                                  6,414,962

Telecommunication Services - 3.7%
                Verizon Global Funding Corp.:
    3,925,000     5.75%, convertible notes, due 4/1/03                                            3,954,437
   14,325,000     4.25%, convertible senior notes
                  due 9/15/05+                                                                   15,005,437
    3,000,000     6.875%, notes, due 6/15/12                                                      3,345,915

                                                                                                 22,305,789

Telephone - Integrated - 0.6%
                Sprint Capital Corp.:
    2,500,000     5.875%, company guaranteed notes
                  due 5/1/04                                                                      2,475,000
    1,450,000     8.375%, notes, due 3/15/12                                                      1,442,750

                                                                                                  3,917,750

Theaters - 0.2%
    1,500,000   AMC Entertainment, Inc., 9.875%
                  senior subordinated notes, due 2/1/12                                           1,477,500

Transportation - Railroad - 0.2%
      925,000   CSX Corp., 4.875%
                  notes, due 11/1/09                                                                953,026

Travel Services - 0.6%
    3,500,000   USA Interactive, 7.00%
                  notes, due 1/15/13+                                                             3,619,084

Veterinary Diagnostics - 0.1%
      820,000   Vicar Operating, Inc., 9.875%
                  company guaranteed notes, due 12/1/09                                             885,600
-----------------------------------------------------------------------------------------------------------
Total Corporate Bonds (cost $321,862,495)                                                       337,652,714
-----------------------------------------------------------------------------------------------------------
Foreign Bonds - 2.8%
Foreign Government - 2.8%
                Deutschland Republic:
EUR 2,650,000     4.50%, bonds, due 8/17/07**                                                     2,905,637
   12,925,000     5.00%, bonds, due 7/4/12**                                                     14,376,633
-----------------------------------------------------------------------------------------------------------
Total Foreign Bonds (cost $16,249,376)                                                           17,282,270
-----------------------------------------------------------------------------------------------------------

 See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Preferred Stock - 0.2%
Savings/Loan/Thrifts - 0.2%
      35,458   Chevy Chase Savings Bank, 13.00%
                 (cost $1,055,050)                                                        $         957,366
-----------------------------------------------------------------------------------------------------------

Warrants - 0%
Finance - Other Services - 0%
         996   Ono Finance PLC - expires 5/31/09
                 (acquisition date 10/13/99)*,+                                                           0

Telephone - Integrated - 0%
         224   Versatel Telecom B.V. - expires 5/15/08*                                                   0

Web Hosting/Design - 0%
         650   Equinix, Inc. - expires 12/1/07*                                                           0
-----------------------------------------------------------------------------------------------------------
Total Warrants (cost $0)                                                                                  0

U.S. Government Obligations - 36.4%
U.S. Government Agencies - 17.1%
               Fannie Mae:
$ 34,170,000     3.875%, due 3/15/05                                                             35,698,219
   1,470,000     4.375%, due 10/15/06                                                             1,559,785
   4,000,000     3.25%, due 11/15/07                                                              4,030,336
   7,680,000     5.25%, due 1/15/09                                                               8,402,435
  16,025,000     6.25%, due 2/1/11                                                               17,933,433
   4,400,000     6.00%, due 5/15/11                                                               4,973,597
   1,645,000     6.125%, due 3/15/12                                                              1,875,269
  15,115,000     6.625%, due 11/15/30                                                            17,732,283
               Freddie Mac:
   4,440,000     5.25%, due 1/15/06                                                               4,823,412
   6,000,000     5.875%, due 3/21/11                                                              6,580,146

                                                                                                103,608,915

U.S. Treasury Notes/Bonds - 19.3%
   4,200,000     2.00%, due 11/30/04                                                              4,234,780
   4,705,000     5.75%, due 11/15/05                                                              5,201,048
   4,796,000     3.50%, due 11/15/06                                                              4,990,837
  17,555,000     4.375%, due 5/15/07                                                             18,851,051
   5,295,000     3.00%, due 11/15/07                                                              5,358,704
   7,590,000     4.75%, due 11/15/08                                                              8,284,956
     840,000     6.00%, due 8/15/09                                                                 976,631
   4,577,637     3.00%, due 7/15/12!                                                              4,864,467
  12,300,000     4.00%, due 11/15/12                                                             12,473,934
  10,740,000     7.25%, due 5/15/16                                                              13,752,237
   5,175,000     7.25%, due 8/15/22                                                               6,734,978
  20,730,000     6.25%, due 8/15/23                                                              24,354,516
   2,875,000     6.25%, due 5/15/30                                                               3,440,455
   2,933,000     5.375%, due 2/15/31**                                                            3,197,428
                                                                                                116,716,022
-----------------------------------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $208,902,213)                                           220,324,937
-----------------------------------------------------------------------------------------------------------

Repurchase Agreement - 2.3%
  14,000,000   ABN AMRO Bank N.V., 1.26%
                 dated 12/31/02, maturing 1/2/03
                 to be repurchased at $14,000,980
                 collateralized by $13,271,885
                 in U.S. Government Agencies
                 5.875%-9.50%, 3/21/11-4/1/32
                 $5,966,048 in U.S. Treasury Bills
                 0%, 3/20/03-3/27/03; with respective
                 values of $8,330,399 and $5,949,602
                 (cost $14,000,000)                                                              14,000,000
-----------------------------------------------------------------------------------------------------------

Short-Term Corporate Note - 1.5%
               General Electric Capital Corp.
$  9,200,000     1.25%, 1/2/03
                 (amortized cost $9,199,681)                                              $       9,199,681
-----------------------------------------------------------------------------------------------------------
Total Investments (total cost $571,268,815) - 99.0%                                             599,416,968
-----------------------------------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.0%                                     5,797,000
-----------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                         $     605,213,968
-----------------------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2002

COUNTRY                         % OF INVESTMENT SECURITIES                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Canada                                                 0.3%                               $       1,957,052
Germany                                                2.9%                                      17,282,270
Luxembourg                                             0.6%                                       3,671,250
Mexico                                                 0.6%                                       3,569,750
United Kingdom                                         1.2%                                       6,958,500
United States++                                       94.4%                                     565,978,146
-----------------------------------------------------------------------------------------------------------
Total                                                100.0%                               $     599,416,968

 ++ Includes Short-Term Securities (90.6% excluding Short-Term Securities)

-----------------------------------------------------------------------------------------------------------
Financial Futures - Short
  303 Contracts  U.S. Treasury - 10-year Note
                   expires March 2003, principal amount
                   $33,818,418, value $34,859,203
                   cumulative depreciation                                                $      (1,040,785)
-----------------------------------------------------------------------------------------------------------

FORWARD CURRENCY CONTRACTS, OPEN AT DECEMBER 31, 2002

CURRENCY SOLD AND                                 CURRENCY                   CURRENCY        UNREALIZED
SETTLEMENT DATE                                 UNITS SOLD            VALUE IN $ U.S.        GAIN/(LOSS)
-----------------------------------------------------------------------------------------------------------
Euro 3/28/03                                    14,350,000           $     15,003,223     $       (799,741)
-----------------------------------------------------------------------------------------------------------
Total                                                                $     15,003,223     $       (799,741)

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN MONEY MARKET PORTFOLIO                           J. Eric Thorderson,
                                                             portfolio manager

[PHOTO OF J. ERIC THORDERSON]

For the 12 months ended December 31, 2002, Janus Aspen Money Market Portfolio returned 1.63% for its Institutional Shares and 1.36% for its Service Shares.(1) The seven-day current yield for the same period was 1.08% and 0.82%, for the Institutional and Service Shares respectively. The Fund's Institutional Shares consequently earned a top-decile ranking for this period, placing 8th out of 113 variable annuity money market funds tracked by Lipper, a Reuters Company and a leading mutual fund rating company. Its Service Shares earned a second-quartile ranking, placing 46th out of 113 variable annuity money market funds tracked by Lipper.(2)

By early 2002 the market was convinced that the Federal Reserve had finished lowering short-term interest rates. After 11 cuts in 2001 aimed at strengthening the economy, market observers felt that the Fed's next move would be to raise rates. One-year rates promptly became higher than overnight rates.

However, as the year progressed, prospects for any measurable improvement in the economy faded and, in November, the Fed voted once again to lower overnight interest rates to 1.25%, a one-half percentage point reduction. Although the market was factoring in a quarter-point cut, the larger-than-expected easing left investors perplexed. Were policymakers simply providing an added dose of monetary stimulus or were they telling us that the economy was considerably worse off than it appeared? In the aftermath of its decision, the Fed indicated that it saw no need for further cuts, evidenced by its shift in bias from weakness to neutral. Nevertheless, as the economic recovery continued to languish, money fund investors struggled with dramatically lower yields, a limited supply of available securities and an ongoing climate of credit deterioration.

We think the economy will likely continue its anemic recovery, and that, as a result, interest rates are more likely to be higher a year from now than lower. This outlook provides the basis for expectations for a steeper short-term yield curve. Considering that a slow-growth economy will most likely keep overnight rates unchanged for at least the next six months, we would normally be more apt to explore one-year maturities. However, currently, there is no yield advantage to doing so, which prevents us from positioning the Portfolio too aggressively.

Although the most egregious corporate malfeasance seems to have been discovered already, investors are still very leery of corporate credit. We remain on heightened alert, guarding against the sort of fraudulent financial reporting that brought down companies such as Enron and WorldCom. Commercial paper issuance has been declining at an especially rapid rate since this past summer, as corporations have realized they cannot afford to be dependent on short-term sources of financing. With new and tighter standards for accounting disclosure now signed into law, we are continuously revisiting all of our approved names, confirming that they are employing the most judicious practices. We are confident that these issuers are adhering to standards that are as strict as or even stricter than those currently in place.

In conclusion, regardless of economic direction or other exogenous events, our goal remains the same: vigilant preservation of principal and assurance of liquidity through the careful and flexibly selection of lower-risk investments.

Thank you for your continued investment in Janus Aspen Money Market Portfolio.

AVERAGE ANNUAL TOTAL RETURN

FOR THE PERIODS ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/95)
  1 Year                                                                         1.63%
  5 Year                                                                         4.48%
  From Inception                                                                 4.73%
  Seven-Day Current Yield                                                        1.08%
-------------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                         1.36%
  5 Year                                                                         4.22%
  From Portfolio Inception                                                       4.50%
  Seven-Day Current Yield                                                        0.82%
-------------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

(1)  All returns reflect reinvested dividends.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of December 31, 2002, Lipper ranked Janus Aspen Money Market Portfolio - Institutional Shares 7th out of 87 variable annuity money market funds for the 5-year period.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The yield more closely reflects the current earnings of the money market fund than the total return.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Certificates of Deposit - 2.7%
$  2,000,000   Westdeutsche Landesbank Girozentrale
                 New York, 2.27%, 1/27/03
                 (cost $2,000,000)                                                                2,000,000
-----------------------------------------------------------------------------------------------------------

Commercial Paper - 12.3%
   3,000,000   Bavaria TRR Corp.
                 1.85%, 1/16/03+                                                                  2,997,688
   2,000,000   Check Point Charlie, Inc.
                 1.42%, 3/10/03+                                                                  1,994,636
   4,000,000   Landesbank Schleswig - Holstein
                 Girozentrale, 1.82%, 1/13/03+                                                    3,997,573
-----------------------------------------------------------------------------------------------------------
Total Commercial Paper (cost $8,989,897)                                                          8,989,897
-----------------------------------------------------------------------------------------------------------

Floating Rate Note - 1.0%
     750,000   Household Finance Corp.
                 1.89%, 4/4/03
                 (cost $749,498)                                                                    749,498
-----------------------------------------------------------------------------------------------------------

Repurchase Agreement - 4.8%
   3,500,000   ABN AMRO Bank N.V., 1.28%
                 dated 12/31/02, maturing 1/2/03
                 to be repurchased at $3,500,249
                 collateralized by $4,489,095
                 in U.S. Government Agencies
                 5.50%-11.00%, 3/15/11-4/1/32
                 with a value of $3,570,000
                 (cost $3,500,000)                                                                3,500,000
-----------------------------------------------------------------------------------------------------------

Taxable Variable Rate Demand Notes - 73.3%
   3,800,000   Advocare of South Carolina, Inc.
                 1.42%, 6/1/17                                                                    3,800,000
     400,000   Anaheim California Housing Authority
                 Multifamily Housing Revenue
                 (Cobblestone), 1.60%, 3/15/33                                                      400,000
   1,580,000   Arapahoe County, Colorado, Industrial
                 Development Revenue, (Cottrell)
                 Series B, 1.65%, 10/1/19                                                         1,580,000
     300,000   Asset Partners, Inc.
                 1.60%, 11/1/27                                                                     300,000
   3,690,000   Breckenridge Terrace LLC
                 1.47%, 5/1/39                                                                    3,690,000
     500,000   Bridgeton, Missouri Industrial
                 Development Authority Industrial
                 Revenue, (Gold Dust Project), Series B
                 1.97%, 3/1/21                                                                      500,000
   1,000,000   California Infrastructure and Economic
                 Development, (International Raisins
                 Project), Series B, 1.67%, 11/1/20                                               1,000,000
               Campus Research Corp.
   2,634,800     1.65%, 12/21/05                                                                  2,634,800
   3,000,000     1.65%, 6/1/13                                                                    3,000,000
   4,350,000   Colorado Housing Facilities Revenue
                 (Tenderfoot Seasonal Housing LLC)
                 Series A, 1.47%, 7/1/35                                                          4,350,000
               Colorado Housing and Finance Authority
                 Economic Development Revenue:
$    275,000     (De La Cruz Project), Series B
                 1.65%, 10/1/05                                                           $         275,000
     190,000     (Pemracs, Ltd.), Series B
                 1.57%, 4/1/21                                                                      190,000
   1,510,000   Cunat Capital Corp.
                 Series 1998-A, 1.67%, 12/1/28                                                    1,510,000
   3,000,000   Fox Valley Ice Arena LLC
                 1.60%, 7/1/27                                                                    3,000,000
     255,000   Kentucky Economic Development
                 Financing Authority Hospital Facilities
                 Revenue, (Highlands Regional Project)
                 Series B, 1.55%, 8/1/03                                                            255,000
   1,810,000   Medical Properties, Inc., North Dakota
                 (Dakota Clinic Project), 1.94%, 12/22/24                                         1,810,000
   3,200,000   Mississippi Business Financial Corp.
                 Industrial Development Revenue
                 (Royal Vendors, Inc. Project)
                 1.62%, 6/1/24                                                                    3,200,000
   5,010,000   Montgomery, Alabama Industrial
                 Development Board of Revenue
                 (Jenkins Brick Co.), Series A
                 1.50%, 9/1/14                                                                    5,010,000
   1,290,000   New York City, New York Industrial
                 Development Agency, (G.A.F. Seelig, Inc.
                 Project), 1.60% 7/1/03                                                           1,290,000
   1,600,000   Pasadena California COPS, (Los Robles
                 Avenue Parking Facility Project)
                 1.85%, 11/1/12                                                                   1,600,000
   1,615,000   Post Properties, Ltd., Series 2000
                 1.52%, 7/1/20                                                                    1,615,000
   6,300,000   Stone-Lee Partners LLC
                 1.47%, 6/1/21                                                                    6,300,000
   2,440,000   Washington, Missouri Industrial
                 Development Authority Industrial
                 Revenue, (Pauwels Project)
                 1.77%, 12/1/19                                                                   2,440,000
   4,095,000   Watertown Crossing LLC
                 1.57%, 5/1/27                                                                    4,095,000
-----------------------------------------------------------------------------------------------------------
Total Taxable Rate Demand Notes (cost $53,844,800)                                               53,844,800
-----------------------------------------------------------------------------------------------------------
U.S. Government Agency Note - 5.4%
     4,000,000 Freddie Mac
                 1.65%, 1/9/03
                 (cost $3,998,533)                                                                3,998,533
-----------------------------------------------------------------------------------------------------------
Total Investments (total cost $73,082,728) - 99.5%                                               73,082,728
-----------------------------------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.5%                                       330,296
-----------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                         $      73,413,024
-----------------------------------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

                                                                             JANUS ASPEN   JANUS ASPEN   JANUS ASPEN
                                                               JANUS ASPEN   AGGRESSIVE      CAPITAL        CORE       JANUS ASPEN
AS OF DECEMBER 31, 2002                                          GROWTH        GROWTH     APPRECIATION     EQUITY        BALANCED
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments at cost                                           $ 1,953,201   $ 1,555,803   $ 1,009,887   $    11,533   $ 3,464,288

 Investments at value                                          $ 1,672,465   $ 1,473,217   $   894,520   $    10,948   $ 3,423,627
  Cash                                                               1,552         1,513         1,065            26         2,896
  Receivables:
   Investments sold                                                 21,482           327            --            66            38
   Portfolio shares sold                                             1,262           771         1,265            52         2,891
   Dividends                                                           582           834           319            17         2,654
   Interest                                                             --            --            22            --        18,628
   Due from Advisor                                                     --            --            --            11            --
  Other assets                                                          12             4             6            --            16
 Variation Margin                                                       --            --            --            --            --
TOTAL ASSETS                                                     1,697,355     1,476,666       897,197        11,120     3,450,750
Liabilities:
  Payables:
   Due to Custodian                                                     --            --            --            --            --
   Investments purchased                                            29,836         9,538            61            --        20,686
   Portfolio shares repurchased                                      3,841         4,875           751             5         2,900
   Advisory fees                                                       955           823           508             7         1,897
  Accrued expenses                                                      96            68           101            25           108
 Forward currency contracts                                            411            --           300             7         1,191
TOTAL LIABILITIES                                                   35,139        15,304         1,721            44        26,782
NET ASSETS                                                     $ 1,662,216   $ 1,461,362   $   895,476   $    11,076   $ 3,423,968
Net Assets - Institutional Shares                              $ 1,484,889   $ 1,324,273   $   528,210   $     9,825   $ 3,141,601
 Shares Outstanding, $0.001 Par Value (unlimited shares
  authorized)                                                      101,660        83,619        30,416           742       152,563
 NET ASSET VALUE PER SHARE                                     $     14.61   $     15.84   $     17.37   $     13.24   $     20.59
Net Assets - Service Shares                                    $   177,327   $   137,089   $   367,266   $     1,251   $   282,367
 Shares Outstanding, $0.001 Par Value (unlimited shares
  authorized)                                                       12,246         8,778        21,300            95        13,246
 NET ASSET VALUE PER SHARE                                     $     14.48   $     15.62   $     17.24   $     13.16   $     21.32
Net Assets - Service II Shares*                                        N/A           N/A           N/A           N/A           N/A
 Shares Outstanding, $0.001 Par Value (unlimited shares
  authorized)*                                                         N/A           N/A           N/A           N/A           N/A
 NET ASSET VALUE PER SHARE                                             N/A           N/A           N/A           N/A           N/A

(1)Formerly, Janus Aspen Global Value Portfolio.
*Net Assets - Service II Shares and Shares Outstanding are not in thousands.

See Notes to Financial Statements.

                                                               JANUS ASPEN   JANUS ASPEN   JANUS ASPEN   JANUS ASPEN   JANUS ASPEN
                                                                GROWTH AND     STRATEGIC   INTERNATIONAL  WORLDWIDE   INTERNATIONAL
AS OF DECEMBER 31, 2002                                          INCOME         VALUE         GROWTH       GROWTH         VALUE
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO(1)
-----------------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments at cost                                           $   134,074   $    20,967   $  1,069,164  $ 4,163,394   $     5,998

 Investments at value                                          $   116,897   $    18,499   $  1,019,678  $ 3,949,155   $     5,737
  Cash                                                                  48            --          1,200        1,539            94
  Receivables:
   Investments sold                                                    958             4          7,927       11,160           762
   Portfolio shares sold                                                74            99          1,917        3,734             1
   Dividends                                                           111             2          1,841        6,659             5
   Interest                                                            109             9              1           --            --
   Due from Advisor                                                     --            --             --           --             6
  Other assets                                                           1            --              7           26            --
 Variation Margin                                                       --            --             --           --            --
TOTAL ASSETS                                                       118,198        18,613      1,032,571    3,972,273         6,605
Liabilities:
  Payables:
   Due to Custodian                                                     --            35             --           --            --
   Investments purchased                                               462             1          6,286       25,100           545
   Portfolio shares repurchased                                        162            14          2,734        7,993            --
   Advisory fees                                                        67             8            571        2,211             3
  Accrued expenses                                                      42            26            179          243            11
 Forward currency contracts                                            107            11          7,467       21,266            77
TOTAL LIABILITIES                                                      840            95         17,237       56,813           636
NET ASSETS                                                     $   117,358   $    18,518   $  1,015,334  $ 3,915,460   $     5,969
Net Assets - Institutional Shares                              $    55,271   $     3,230   $    598,972  $ 3,722,823           N/A
 Shares Outstanding, $0.001 Par Value (unlimited shares
  authorized)                                                        4,782           461         34,617      176,871           N/A
 NET ASSET VALUE PER SHARE                                     $     11.56   $      7.01   $      17.30  $     21.05           N/A
Net Assets - Service Shares                                    $    62,087   $    15,288   $    380,620  $   192,629   $     5,969
 Shares Outstanding, $0.001 Par Value (unlimited shares
  authorized)                                                        5,370         2,173         22,158        9,195           663
 NET ASSET VALUE PER SHARE                                     $     11.56   $      7.03   $      17.18  $     20.95   $      9.00
Net Assets - Service II Shares*                                        N/A           N/A   $ 35,742,046  $     7,430           N/A
 Shares Outstanding, $0.001 Par Value (unlimited shares
  authorized)*                                                         N/A           N/A      2,070,032          353           N/A
 NET ASSET VALUE PER SHARE                                             N/A           N/A   $      17.27  $     21.02           N/A

                                                               JANUS ASPEN   JANUS ASPEN   JANUS ASPEN   JANUS ASPEN
                                                                  GLOBAL        GLOBAL       FLEXIBLE      MONEY
AS OF DECEMBER 31, 2002                                       LIFE SCIENCES   TECHNOLOGY      INCOME       MARKET
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
Assets:
 Investments at cost                                           $    28,977  $    181,361   $   571,269   $    73,083

 Investments at value                                          $    29,846  $    145,323   $   599,417   $    73,083
  Cash                                                                 171           316         1,789           120
  Receivables:
   Investments sold                                                    236             7            --            --
   Portfolio shares sold                                                 5           351           731           325
   Dividends                                                            38            37            --            --
   Interest                                                             --            44         8,348           120
   Due from Advisor                                                     --            --            --            --
  Other assets                                                          --             1             4            15
 Variation Margin                                                       --            --            66            --
TOTAL ASSETS                                                        30,296       146,079       610,355        73,663
Liabilities:
  Payables:
   Due to Custodian                                                     --            --            --            --
   Investments purchased                                               190           413         2,232            --
   Portfolio shares repurchased                                        146           768         1,779           231
   Advisory fees                                                        17            84           301            16
  Accrued expenses                                                      18            54            29             3
 Forward currency contracts                                             52           472           800            --
TOTAL LIABILITIES                                                      423         1,791         5,141           250
NET ASSETS                                                     $    29,873  $    144,288   $   605,214   $    73,413
Net Assets - Institutional Shares                              $     3,359  $      2,721   $   591,189   $    73,402
 Shares Outstanding, $0.001 Par Value (unlimited shares
  authorized)                                                          612         1,179        48,076        73,402
 NET ASSET VALUE PER SHARE                                     $      5.49  $       2.31   $     12.30   $      1.00
Net Assets - Service Shares                                    $    26,514  $    127,656   $    14,025   $        11
 Shares Outstanding, $0.001 Par Value (unlimited shares
  authorized)                                                        4,852        53,058         1,094            11
 NET ASSET VALUE PER SHARE                                     $      5.46  $       2.41   $     12.82   $      1.00
Net Assets - Service II Shares*                                        N/A  $ 13,911,087           N/A           N/A
 Shares Outstanding, $0.001 Par Value (unlimited shares
  authorized)*                                                         N/A     5,695,823           N/A           N/A
 NET ASSET VALUE PER SHARE                                             N/A  $       2.44           N/A           N/A

STATEMENTS OF OPERATIONS

                                                                            JANUS ASPEN   JANUS ASPEN   JANUS ASPEN
                                                              JANUS ASPEN    AGGRESSIVE     CAPITAL         CORE      JANUS ASPEN
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002                      GROWTH        GROWTH     APPRECIATION     EQUITY       BALANCED
(ALL NUMBERS IN THOUSANDS)                                     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                     $      248    $    5,146    $    3,488    $       28    $   86,999
  Dividends                                                        12,709         5,285         9,771           172        26,976
  Foreign tax withheld                                                (79)           (4)         (113)           (2)         (238)
Total Investment Income                                            12,878        10,427        13,146           198       113,737
Expenses:
  Advisory fees                                                    14,213        11,433         6,976            82        23,172
  Transfer agent expenses                                               3            10             2             3             9
  Registration fees                                                   109            70            64            60            81
  System fees                                                          18            20            18            19            30
  Custodian fees                                                      142           112            68            35           271
  Insurance expense                                                     8             7             4            --            11
  Audit fees                                                           19            22            13            13            14
  Distribution fees - Service Shares                                  549           374         1,082             3           595
  Distribution fees - Service II Shares                               N/A           N/A           N/A           N/A           N/A
  Other expenses                                                      124           137            47            22           166
TOTAL EXPENSES                                                     15,185        12,185         8,274           237        24,349
EXPENSE AND FEE OFFSETS                                               (56)         (103)          (20)           (1)          (77)
NET EXPENSES                                                       15,129        12,082         8,254           236        24,272
EXCESS EXPENSE REIMBURSEMENT                                           --            --            --           (77)           --
NET EXPENSES AFTER REIMBURSEMENT                                   15,129        12,082         8,254           159        24,272
NET INVESTMENT INCOME/(LOSS)                                       (2,251)       (1,655)        4,892            39        89,465
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions          (354,180)     (616,665)     (149,187)       (1,464)     (255,485)
  Net realized gain/(loss) from foreign currency
    transactions                                                       19            --           (61)           --            28
  Net realized gain/(loss) from futures contracts                      --            --          (206)           --            --
  Change in net unrealized appreciation/(depreciation) of
    investments and foreign currency translations                (332,600)       (5,184)      (43,925)       (1,189)      (81,035)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSLATIONS                                   (686,761)     (621,849)     (193,379)       (2,653)     (336,492)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                    $ (689,012)   $ (623,504)   $ (188,487)   $   (2,614)   $ (247,027)

(1) Formerly, Janus Aspen Global Value Portfolio.

See Notes to Financial Statements.

                                                              JANUS ASPEN   JANUS ASPEN   JANUS ASPEN   JANUS ASPEN   JANUS ASPEN
                                                               GROWTH AND    STRATEGIC   INTERNATIONAL   WORLDWIDE    INTERNATIONAL
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002                      INCOME        VALUE        GROWTH         GROWTH        VALUE
(ALL NUMBERS IN THOUSANDS)                                     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO(1)
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                     $      643    $       56    $    1,432   $      7,827  $       12
  Dividends                                                         1,742           179        20,912         74,434          48
  Foreign tax withheld                                                 (8)           (1)       (2,127)        (4,900)         (4)
Total Investment Income                                             2,377           234        20,217         77,361          56
Expenses:
  Advisory fees                                                       979           147         8,000         31,798          26
  Transfer agent expenses                                               3             3             4              8           2
  Registration fees                                                    59            66            68            182          --
  System fees                                                          17            17            20             27          14
  Custodian fees                                                       53            24           901          1,812          23
  Insurance expense                                                    --            --             8             23          --
  Audit fees                                                           12             9            17             29           9
  Distribution fees - Service Shares                                  195            45         1,195            472          10
  Distribution fees - Service II Shares                               N/A           N/A            40             --         N/A
  Other expenses                                                       22            25            91            296          17
TOTAL EXPENSES                                                      1,340           336        10,344         34,647         101
EXPENSE AND FEE OFFSETS                                                (2)           (1)          (33)           (67)         --
NET EXPENSES                                                        1,338           335        10,311         34,580         101
EXCESS EXPENSE REIMBURSEMENT                                           --            (6)           --             --         (41)
NET EXPENSES AFTER REIMBURSEMENT                                    1,338           329        10,311         34,580          60
NET INVESTMENT INCOME/(LOSS)                                        1,039           (95)        9,906         42,781          (4)
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions           (23,479)       (3,483)     (271,123)      (910,057)       (251)
  Net realized gain/(loss) from foreign currency
    transactions                                                       (4)          (30)      (17,748)       (31,188)        (60)
  Net realized gain/(loss) from futures contracts                      --            --            --             --          --
  Change in net unrealized appreciation/(depreciation) of
    investments and foreign currency translations                 (15,427)       (3,091)      (51,095)      (555,716)       (422)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSLATIONS                                    (38,910)       (6,604)     (339,966)    (1,496,961)       (733)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                    $  (37,871)   $   (6,699)   $ (330,060)  $ (1,454,180) $     (737)

                                                              JANUS ASPEN   JANUS ASPEN   JANUS ASPEN   JANUS ASPEN
                                                                 GLOBAL        GLOBAL       FLEXIBLE       MONEY
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002                   LIFE SCIENCES  TECHNOLOGY      INCOME       MARKET
(ALL NUMBERS IN THOUSANDS)                                     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                     $       22    $      549    $   26,742    $    1,885
  Dividends                                                           173           890           115            --
  Foreign tax withheld                                                 (6)          (88)           --            --
Total Investment Income                                               189         1,351        26,857         1,885
Expenses:
  Advisory fees                                                       253         1,307         2,904           234
  Transfer agent expenses                                               3             4             4             3
  Registration fees                                                     2             3            78            58
  System fees                                                          17            18            17            16
  Custodian fees                                                       35            64            61             5
  Insurance expense                                                    --             1             1            --
  Audit fees                                                           10            18            13             6
  Distribution fees - Service Shares                                   86           478            18            --
  Distribution fees - Service II Shares                               N/A            15           N/A           N/A
  Other expenses                                                       20            41            51            38
TOTAL EXPENSES                                                        426         1,949         3,147           360
EXPENSE AND FEE OFFSETS                                                (1)           (8)           (9)           --
NET EXPENSES                                                          425         1,941         3,138           360
EXCESS EXPENSE REIMBURSEMENT                                           --            --            --            --
NET EXPENSES AFTER REIMBURSEMENT                                      425         1,941         3,138           360
NET INVESTMENT INCOME/(LOSS)                                         (236)         (590)       23,719         1,525
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions           (10,316)     (133,688)          591             1
  Net realized gain/(loss) from foreign currency
    transactions                                                     (396)         (649)           --            --
  Net realized gain/(loss) from futures contracts                      --            --        (1,589)           --
  Change in net unrealized appreciation/(depreciation) of
    investments and foreign currency translations                  (3,222)       21,826        25,914            --
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSLATIONS                                    (13,934)     (112,511)       24,916             1
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                    $  (14,170)   $ (113,101)   $   48,635    $    1,526

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                         JANUS ASPEN
                                                                                                           GROWTH
FOR THE FISCAL YEAR ENDED DECEMBER 31                                                                     PORTFOLIO
(ALL NUMBERS IN THOUSANDS)                                                                        2002                 2001
---------------------------------------------------------------------------------------------------------------------------------
Operations:
 Net investment income/(loss)                                                                $         (2,251)   $          1,846
 Net realized gain/(loss) from investment transactions and foreign currency
   transactions                                                                                      (354,161)           (864,484)
 Change in unrealized net appreciation/(depreciation) of investments and
   foreign currency translations                                                                     (332,600)            (57,057)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      (689,012)           (919,695)
Dividends and Distributions to Shareholders:
 Net investment income*                                                                                    --              (1,848)
 Net realized gain from investment transactions*                                                           --              (6,012)
 Tax Return of Capital*                                                                                    --                 (80)
NET DECREASE FROM DIVIDENDS AND DISTRIBUTIONS                                                              --              (7,940)
Capital Share Transactions:
 Shares sold
   Institutional Shares                                                                               317,792             477,755
   Service Shares                                                                                      71,344             192,816
   Service II Shares                                                                                      N/A                 N/A
 Reinvested dividends and distributions
   Institutional Shares                                                                                    --               7,645
   Service Shares                                                                                          --                 295
   Service II Shares                                                                                      N/A                 N/A
 Shares repurchased
   Institutional Shares                                                                              (705,285)           (634,488)
   Service Shares                                                                                     (60,589)            (22,885)
   Service II Shares                                                                                      N/A                 N/A
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                              (376,738)             21,138
Net Increase/(Decrease) in Net Assets                                                              (1,065,750)           (906,497)
Net Assets:
 Beginning of period                                                                                2,727,966           3,634,463
 END OF PERIOD                                                                               $      1,662,216    $      2,727,966
Net Assets Consist of:
 Capital (par value and paid-in surplus)*                                                    $      3,220,956    $      3,599,918
 Undistributed net investment income/(loss)*                                                              (28)                 (1)
 Undistributed net realized gain/(loss) from investments*                                          (1,277,576)           (923,415)
 Unrealized appreciation/(depreciation) of investments and foreign currency
   translations                                                                                      (281,136)             51,464
TOTAL NET ASSETS                                                                             $      1,662,216    $      2,727,966
Transactions in Portfolio Shares - Institutional Shares
 Shares sold                                                                                           17,613              21,018
 Reinvested dividends and distributions                                                                    --                 332
TOTAL                                                                                                  17,613              21,350
 Shares Repurchased                                                                                   (41,220)            (29,402)
Net Increase/(Decrease) in Portfolio Shares                                                           (23,607)             (8,052)
Shares Outstanding, Beginning of Period                                                               125,267             133,319
SHARES OUTSTANDING, END OF PERIOD                                                                     101,660             125,267
Transactions in Portfolio Shares - Service Shares(1)
 Shares sold                                                                                        4,005,488           9,086,376
 Reinvested dividends and distributions                                                                    --              12,711
TOTAL                                                                                               4,005,488           9,099,087
 Shares Repurchased                                                                                (3,752,593)         (1,076,388)
Net Increase/(Decrease) in Portfolio Shares                                                           252,895           8,022,699
Shares Outstanding, Beginning of Period                                                            11,992,889           3,970,190
SHARES OUTSTANDING, END OF PERIOD                                                                  12,245,784          11,992,889
Transactions in Portfolio Shares - Service II Shares(1)
 Shares sold                                                                                              N/A                 N/A
 Reinvested dividends and distributions                                                                   N/A                 N/A
TOTAL                                                                                                     N/A                 N/A
 Shares Repurchased                                                                                       N/A                 N/A
Net Increase/(Decrease) in Portfolio Shares                                                               N/A                 N/A
Shares Outstanding, Beginning of Period                                                                   N/A                 N/A
SHARES OUTSTANDING, END OF PERIOD                                                                         N/A                 N/A
Purchases and Sales of Investment Securities: (excluding short-term securities)
 Purchases of securities                                                                     $        790,061    $      1,557,267
 Proceeds from sales of securities                                                                  1,080,532           1,395,245
 Purchases of long-term U.S. government obligations                                                        --                  --
 Proceeds from sales of long-term U.S. government obligations                                              --                  --

                                                                                                         JANUS ASPEN
                                                                                                      AGGRESSIVE GROWTH
FOR THE FISCAL YEAR ENDED DECEMBER 31                                                                     PORTFOLIO
(ALL NUMBERS IN THOUSANDS)                                                                        2002                  2001
---------------------------------------------------------------------------------------------------------------------------------
Operations:
 Net investment income/(loss)                                                                $         (1,655)   $         (6,295)
 Net realized gain/(loss) from investment transactions and foreign currency
  transactions                                                                                       (616,665)         (1,447,067)
 Change in unrealized net appreciation/(depreciation) of investments and
  foreign currency translations                                                                        (5,184)            (12,668)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      (623,504)         (1,466,030)
Dividends and Distributions to Shareholders:
 Net investment income*                                                                                    --                  --
 Net realized gain from investment transactions*                                                           --                  --
 Tax Return of Capital*                                                                                    --                  --
NET DECREASE FROM DIVIDENDS AND DISTRIBUTIONS                                                              --                  --
Capital Share Transactions:
 Shares sold
   Institutional Shares                                                                               378,452             648,763
   Service Shares                                                                                     171,606             212,264
   Service II Shares                                                                                      N/A                 N/A
 Reinvested dividends and distributions
   Institutional Shares                                                                                    --                  --
   Service Shares                                                                                          --                  --
   Service II Shares                                                                                      N/A                 N/A
 Shares repurchased
   Institutional Shares                                                                              (587,178)           (634,877)
   Service Shares                                                                                    (152,403)            (97,634)
   Service II Shares                                                                                      N/A                 N/A
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                              (189,523)            128,516
Net Increase/(Decrease) in Net Assets                                                                (813,027)         (1,337,514)
Net Assets:
 Beginning of period                                                                                2,274,389           3,611,903
 END OF PERIOD                                                                               $      1,461,362    $      2,274,389
Net Assets Consist of:
 Capital (par value and paid-in surplus)*                                                    $      3,978,665    $      4,169,844
 Undistributed net investment income/(loss)*                                                               --                  --
 Undistributed net realized gain/(loss) from investments*                                          (2,434,717)         (1,818,052)
 Unrealized appreciation/(depreciation) of investments and foreign currency
  translations                                                                                        (82,586)            (77,403)
TOTAL NET ASSETS                                                                             $      1,461,362    $      2,274,389
Transactions in Portfolio Shares - Institutional Shares
 Shares sold                                                                                           21,168              24,285
 Reinvested dividends and distributions                                                                    --                  --
TOTAL                                                                                                  21,168              24,285
 Shares Repurchased                                                                                   (33,319)            (24,548)
Net Increase/(Decrease) in Portfolio Shares                                                           (12,151)               (263)
Shares Outstanding, Beginning of Period                                                                95,770              96,033
SHARES OUTSTANDING, END OF PERIOD                                                                      83,619              95,770
Transactions in Portfolio Shares - Service Shares(1)
 Shares sold                                                                                        9,084,621           8,375,264
 Reinvested dividends and distributions                                                                    --                  --
TOTAL                                                                                               9,084,621           8,375,264
 Shares Repurchased                                                                                (8,115,509)         (4,072,756)
Net Increase/(Decrease) in Portfolio Shares                                                           969,112           4,302,508
Shares Outstanding, Beginning of Period                                                             7,808,684           3,506,176
SHARES OUTSTANDING, END OF PERIOD                                                                   8,777,796           7,808,684
Transactions in Portfolio Shares - Service II Shares(1)
 Shares sold                                                                                              N/A                 N/A
 Reinvested dividends and distributions                                                                   N/A                 N/A
TOTAL                                                                                                     N/A                 N/A
 Shares Repurchased                                                                                       N/A                 N/A
Net Increase/(Decrease) in Portfolio Shares                                                               N/A                 N/A
Shares Outstanding, Beginning of Period                                                                   N/A                 N/A
SHARES OUTSTANDING, END OF PERIOD                                                                         N/A                 N/A
Purchases and Sales of Investment Securities: (excluding short-term securities)
 Purchases of securities                                                                     $        934,653    $      2,579,311
 Proceeds from sales of securities                                                                  1,062,191           2,453,335
 Purchases of long-term U.S. government obligations                                                        --                  --
 Proceeds from sales of long-term U.S. government obligations                                              --                  --

*See Note 3 in Notes to Financial Statements.
(1) Transactions in Portfolio Shares - Service and Service II Shares numbers are not in thousands.

See Notes to Financial Statements.

                                                                                                          JANUS ASPEN
                                                                                                     CAPITAL APPRECIATION
                                                                                                           PORTFOLIO
                                                                                                    2002                2001
---------------------------------------------------------------------------------------------------------------------------------
Operations:
 Net investment income/(loss)                                                                $          4,892    $         11,738
 Net realized gain/(loss) from investment transactions and foreign currency transactions             (149,454)           (306,784)
 Change in unrealized net appreciation/(depreciation) of investments and foreign currency
  translations                                                                                        (43,925)            (68,416)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      (188,487)           (363,462)
Dividends and Distributions to Shareholders:
 Net investment income*                                                                                (4,849)            (15,054)
 Net realized gain from investment transactions*                                                           --                  --
 Tax Return of Capital*                                                                                    --                  --
NET DECREASE FROM DIVIDENDS AND DISTRIBUTIONS                                                          (4,849)            (15,054)
Capital Share Transactions:
 Shares sold
   Institutional Shares                                                                               105,212             199,630
   Service Shares                                                                                     121,456             335,804
   Service II Shares                                                                                      N/A                 N/A
Reinvested dividends and distributions
   Institutional Shares                                                                                 3,549              10,470
   Service Shares                                                                                       1,300               4,529
   Service II Shares                                                                                      N/A                 N/A
 Shares repurchased
   Institutional Shares                                                                              (242,101)           (204,933)
   Service Shares                                                                                    (175,251)           (230,798)
   Service II Shares                                                                                      N/A                 N/A
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                              (185,835)            114,702
Net Increase/(Decrease) in Net Assets                                                                (379,171)           (263,814)
Net Assets:
 Beginning of period                                                                                1,274,647           1,538,461
 END OF PERIOD                                                                               $        895,476    $      1,274,647
Net Assets Consist of:
 Capital (par value and paid-in surplus)*                                                    $      1,637,651    $      1,823,486
 Undistributed net investment income/(loss)*                                                              934                 891
 Undistributed net realized gain/(loss) from investments*                                            (627,443)           (477,989)
 Unrealized appreciation/(depreciation) of investments and foreign currency translations             (115,666)            (71,741)
TOTAL NET ASSETS                                                                             $        895,476    $      1,274,647
Transactions in Portfolio Shares - Institutional Shares
 Shares sold                                                                                            5,511               8,561
 Reinvested dividends and distributions                                                                   192                 475
TOTAL                                                                                                   5,703               9,036
 Shares Repurchased                                                                                   (12,764)             (9,284)
Net Increase/(Decrease) in Portfolio Shares                                                            (7,061)               (248)
Shares Outstanding, Beginning of Period                                                                37,477              37,725
SHARES OUTSTANDING, END OF PERIOD                                                                      30,416              37,477
Transactions in Portfolio Shares - Service Shares(1)
 Shares sold                                                                                        6,362,392          14,634,510
 Reinvested dividends and distributions                                                                70,453             204,508
TOTAL                                                                                               6,432,845          14,839,018
 Shares Repurchased                                                                                (9,349,791)        (10,512,406)
Net Increase/(Decrease) in Portfolio Shares                                                        (2,916,946)          4,326,612
Shares Outstanding, Beginning of Period                                                            24,217,036          19,890,424
SHARES OUTSTANDING, END OF PERIOD                                                                  21,300,090          24,217,036
Transactions in Portfolio Shares - Service II Shares(1)
 Shares sold                                                                                              N/A                 N/A
 Reinvested dividends and distributions                                                                   N/A                 N/A
TOTAL                                                                                                     N/A                 N/A
 Shares Repurchased                                                                                       N/A                 N/A
Net Increase/(Decrease) in Portfolio Shares                                                               N/A                 N/A
Shares Outstanding, Beginning of Period                                                                   N/A                 N/A
SHARES OUTSTANDING, END OF PERIOD                                                                         N/A                 N/A
Purchases and Sales of Investment Securities: (excluding short-term securities)
 Purchases of securities                                                                     $        571,289    $      1,239,236
 Proceeds from sales of securities                                                                    544,326             737,427
 Purchases of long-term U.S. government obligations                                                     4,400                  --
 Proceeds from sales of long-term U.S. government obligations                                              --                  --

                                                                                                            JANUS ASPEN
                                                                                                            CORE EQUITY
                                                                                                             PORTFOLIO
                                                                                                   2002                  2001
---------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)                                                                 $             39    $             90
 Net realized gain/(loss) from investment transactions and foreign currency transactions               (1,464)             (1,602)
 Change in unrealized net appreciation/(depreciation) of investments and foreign currency
  translations                                                                                         (1,189)               (495)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        (2,614)             (2,007)
Dividends and Distributions to Shareholders:
 Net investment income*                                                                                   (39)                (97)
 Net realized gain from investment transactions*                                                           --                (504)
 Tax Return of Capital*                                                                                    --                  --
NET DECREASE FROM DIVIDENDS AND DISTRIBUTIONS                                                             (39)               (601)
Capital Share Transactions:
 Shares sold
   Institutional Shares                                                                                 3,455               1,725
   Service Shares                                                                                       1,004                 941
   Service II Shares                                                                                      N/A                 N/A
 Reinvested dividends and distributions
   Institutional Shares                                                                                    38                 578
   Service Shares                                                                                           1                  23
   Service II Shares                                                                                      N/A                 N/A
 Shares repurchased
   Institutional Shares                                                                                (3,856)             (2,863)
   Service Shares                                                                                        (518)               (209)
   Service II Shares                                                                                      N/A                 N/A
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                                   124                 195
Net Increase/(Decrease) in Net Assets                                                                  (2,529)             (2,413)
Net Assets:
 Beginning of period                                                                                   13,605              16,018
 END OF PERIOD                                                                               $         11,076    $         13,605
Net Assets Consist of:
 Capital (par value and paid-in surplus)*                                                    $         14,964    $         14,840
 Undistributed net investment income/(loss)*                                                                9                   6
 Undistributed net realized gain/(loss) from investments*                                              (3,305)             (1,838)
 Unrealized appreciation/(depreciation) of investments and foreign currency translations                 (592)                597
TOTAL NET ASSETS                                                                             $         11,076    $         13,605
Transactions in Portfolio Shares - Institutional Shares
 Shares sold                                                                                              233                  97
 Reinvested dividends and distributions                                                                     3                  33
TOTAL                                                                                                     236                 130
 Shares Repurchased                                                                                      (271)               (172)
Net Increase/(Decrease) in Portfolio Shares                                                               (35)                (42)
Shares Outstanding, Beginning of Period                                                                   777                 819
SHARES OUTSTANDING, END OF PERIOD                                                                         742                 777
Transactions in Portfolio Shares - Service Shares(1)
 Shares sold                                                                                           69,744              55,115
 Reinvested dividends and distributions                                                                    77               1,358
TOTAL                                                                                                  69,821              56,473
 Shares Repurchased                                                                                   (34,896)            (12,431)
Net Increase/(Decrease) in Portfolio Shares                                                            34,925              44,042
Shares Outstanding, Beginning of Period                                                                60,122              16,080
SHARES OUTSTANDING, END OF PERIOD                                                                      95,047              60,122
Transactions in Portfolio Shares - Service II Shares(1)
 Shares sold                                                                                              N/A                 N/A
 Reinvested dividends and distributions                                                                   N/A                 N/A
TOTAL                                                                                                     N/A                 N/A
 Shares Repurchased                                                                                       N/A                 N/A
Net Increase/(Decrease) in Portfolio Shares                                                               N/A                 N/A
Shares Outstanding, Beginning of Period                                                                   N/A                 N/A
SHARES OUTSTANDING, END OF PERIOD                                                                         N/A                 N/A
Purchases and Sales of Investment Securities: (excluding short-term securities)
 Purchases of securities                                                                     $         11,636    $         15,571
 Proceeds from sales of securities                                                                     10,901              14,391
 Purchases of long-term U.S. government obligations                                                       121                 569
 Proceeds from sales of long-term U.S. government obligations                                             251                 455

                                                                                                          JANUS ASPEN
                                                                                                            BALANCED
                                                                                                           PORTFOLIO
                                                                                                    2002                 2001
---------------------------------------------------------------------------------------------------------------------------------
Operations:
 Net investment income/(loss)                                                                $         89,465    $         99,910
 Net realized gain/(loss) from investment transactions and foreign currency
  transactions                                                                                       (255,457)           (173,368)
 Change in unrealized net appreciation/(depreciation) of investments and foreign
  currency translations                                                                               (81,035)            (94,659)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      (247,027)           (168,117)
Dividends and Distributions to Shareholders:
 Net investment income*                                                                               (86,774)            (92,483)
 Net realized gain from investment transactions*                                                           --                  --
 Tax Return of Capital*                                                                                    --                  --
NET DECREASE FROM DIVIDENDS AND DISTRIBUTIONS                                                         (86,774)            (92,483)
Capital Share Transactions:
 Shares sold
   Institutional Shares                                                                               325,482             492,436
   Service Shares                                                                                     135,447             160,527
   Service II Shares                                                                                      N/A                 N/A
 Reinvested dividends and distributions
   Institutional Shares                                                                                81,534              89,993
   Service Shares                                                                                       5,240               2,490
   Service II Shares                                                                                      N/A                 N/A
 Shares repurchased
   Institutional Shares                                                                              (379,485)           (253,880)
   Service Shares                                                                                     (28,451)            (13,979)
   Service II Shares                                                                                      N/A                 N/A
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                               139,767             477,587
Net Increase/(Decrease) in Net Assets                                                                (194,034)            216,987
Net Assets:
 Beginning of period                                                                                3,618,002           3,401,015
 END OF PERIOD                                                                               $      3,423,968    $      3,618,002
Net Assets Consist of:
 Capital (par value and paid-in surplus)*                                                    $      3,905,700    $      3,765,933
 Undistributed net investment income/(loss)*                                                            8,676               5,542
 Undistributed net realized gain/(loss) from investments*                                            (448,560)           (192,660)
 Unrealized appreciation/(depreciation) of investments and foreign currency
  translations                                                                                        (41,848)             39,187
TOTAL NET ASSETS                                                                             $      3,423,968    $      3,618,002
Transactions in Portfolio Shares - Institutional Shares
 Shares sold                                                                                           14,796              21,063
 Reinvested dividends and distributions                                                                 3,878               3,937
TOTAL                                                                                                  18,674              25,000
Shares Repurchased                                                                                    (17,880)            (11,132)
 Net Increase/(Decrease) in Portfolio Shares                                                              794              13,868
Shares Outstanding, Beginning of Period                                                               151,769             137,901
SHARES OUTSTANDING, END OF PERIOD                                                                     152,563             151,769
Transactions in Portfolio Shares - Service Shares(1)
 Shares sold                                                                                        6,043,321           6,795,702
 Reinvested dividends and distributions                                                               241,570             106,048
TOTAL                                                                                               6,284,891           6,901,750
 Shares Repurchased                                                                                (1,291,002)           (600,570)
Net Increase/(Decrease) in Portfolio Shares                                                         4,993,889           6,301,180
Shares Outstanding, Beginning of Period                                                             8,252,424           1,951,244
SHARES OUTSTANDING, END OF PERIOD                                                                  13,246,313           8,252,424
Transactions in Portfolio Shares - Service II Shares(1)
 Shares sold                                                                                              N/A                 N/A
 Reinvested dividends and distributions                                                                   N/A                 N/A
TOTAL                                                                                                     N/A                 N/A
 Shares Repurchased                                                                                       N/A                 N/A
Net Increase/(Decrease) in Portfolio Shares                                                               N/A                 N/A
Shares Outstanding, Beginning of Period                                                                   N/A                 N/A
SHARES OUTSTANDING, END OF PERIOD                                                                         N/A                 N/A
Purchases and Sales of Investment Securities: (excluding short-term securities)
 Purchases of securities                                                                     $      1,990,502    $      2,808,283
 Proceeds from sales of securities                                                                  1,737,512           2,117,439
 Purchases of long-term U.S. government obligations                                                   880,313           1,209,543
 Proceeds from sales of long-term U.S. government obligations                                       1,025,762           1,353,291

                                                                                                          JANUS ASPEN
                                                                                                       GROWTH AND INCOME
                                                                                                           PORTFOLIO
                                                                                                    2002                2001
---------------------------------------------------------------------------------------------------------------------------------
Operations:
 Net investment income/(loss)                                                                $          1,039    $          1,926
 Net realized gain/(loss) from investment transactions and foreign currency
  transactions                                                                                        (23,483)            (28,735)
 Change in unrealized net appreciation/(depreciation) of investments and foreign
  currency translations                                                                               (15,427)               (312)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                       (37,871)            (27,121)
Dividends and Distributions to Shareholders:
 Net investment income*                                                                                (1,010)             (2,121)
 Net realized gain from investment transactions*                                                           --                  --
 Tax Return of Capital*                                                                                    --                  --
NET DECREASE FROM DIVIDENDS AND DISTRIBUTIONS                                                          (1,010)             (2,121)
Capital Share Transactions:
 Shares sold
   Institutional Shares                                                                                 4,594               6,926
   Service Shares                                                                                      20,287              56,233
   Service II Shares
 Reinvested dividends and distributions                                                                   N/A                 N/A
   Institutional Shares                                                                                   575               1,432
   Service Shares                                                                                         435                 689
   Service II Shares                                                                                      N/A                 N/A
 Shares repurchased
   Institutional Shares                                                                               (24,034)            (21,655)
   Service Shares                                                                                     (23,431)            (14,594)
   Service II Shares                                                                                      N/A                 N/A
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                               (21,574)             29,031
Net Increase/(Decrease) in Net Assets                                                                 (60,455)               (211)
Net Assets:
 Beginning of period                                                                                  177,813             178,024
 END OF PERIOD                                                                               $        117,358    $        177,813
Net Assets Consist of:
 Capital (par value and paid-in surplus)*                                                    $        191,064    $        212,637
 Undistributed net investment income/(loss)*                                                              114                  84
 Undistributed net realized gain/(loss) from investments*                                             (56,537)            (33,052)
 Unrealized appreciation/(depreciation) of investments and foreign currency
  translations                                                                                        (17,283)             (1,856)
TOTAL NET ASSETS                                                                             $        117,358    $        177,813
Transactions in Portfolio Shares - Institutional Shares
 Shares sold                                                                                              350                 438
 Reinvested dividends and distributions                                                                    47                  92
TOTAL                                                                                                     397                 530
Shares Repurchased                                                                                     (1,845)             (1,411)
 Net Increase/(Decrease) in Portfolio Shares                                                           (1,448)               (881)
Shares Outstanding, Beginning of Period                                                                 6,230               7,111
SHARES OUTSTANDING, END OF PERIOD                                                                       4,782               6,230
Transactions in Portfolio Shares - Service Shares(1)
 Shares sold                                                                                        1,468,423           3,516,345
 Reinvested dividends and distributions                                                                35,741              44,389
TOTAL                                                                                               1,504,164           3,560,734
 Shares Repurchased                                                                                (1,859,894)           (958,747)
Net Increase/(Decrease) in Portfolio Shares                                                          (355,730)          2,601,987
Shares Outstanding, Beginning of Period                                                             5,726,140           3,124,153
SHARES OUTSTANDING, END OF PERIOD                                                                   5,370,410           5,726,140
Transactions in Portfolio Shares - Service II Shares(1)
 Shares sold                                                                                              N/A                 N/A
 Reinvested dividends and distributions                                                                   N/A                 N/A
TOTAL                                                                                                     N/A                 N/A
 Shares Repurchased                                                                                       N/A                 N/A
Net Increase/(Decrease) in Portfolio Shares                                                               N/A                 N/A
Shares Outstanding, Beginning of Period                                                                   N/A                 N/A
SHARES OUTSTANDING, END OF PERIOD                                                                         N/A                 N/A
Purchases and Sales of Investment Securities: (excluding short-term securities)
 Purchases of securities                                                                     $         63,146    $        115,281
 Proceeds from sales of securities                                                                     69,925              77,413
 Purchases of long-term U.S. government obligations                                                    12,443               5,900
 Proceeds from sales of long-term U.S. government obligations                                          12,545               4,006

                                                                                                            JANUS ASPEN
                                                                                                          STRATEGIC VALUE
                                                                                                             PORTFOLIO
                                                                                                   2002                 2001
---------------------------------------------------------------------------------------------------------------------------------
Operations:
 Net investment income/(loss)                                                                $            (95)   $             38
 Net realized gain/(loss) from investment transactions and foreign currency
  transactions                                                                                         (3,513)             (1,888)
 Change in unrealized net appreciation/(depreciation) of investments and foreign
  currency translations                                                                                (3,091)                545
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        (6,699)             (1,305)
Dividends and Distributions to Shareholders:
 Net investment income*                                                                                    --                 (46)
 Net realized gain from investment transactions*                                                           --                  --
 Tax Return of Capital*                                                                                    --                  (3)
NET DECREASE FROM DIVIDENDS AND DISTRIBUTIONS                                                              --                 (49)
Capital Share Transactions:
 Shares sold
   Institutional Shares                                                                                 3,737               5,015
   Service Shares                                                                                      13,067              17,863
   Service II Shares                                                                                      N/A                 N/A
 Reinvested dividends and distributions
   Institutional Shares                                                                                    --                  30
   Service Shares                                                                                          --                  19
   Service II Shares                                                                                      N/A                 N/A
 Shares repurchased
   Institutional Shares                                                                                (4,258)             (3,819)
   Service Shares                                                                                      (7,994)             (3,177)
   Service II Shares                                                                                      N/A                 N/A
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                                 4,552              15,931
Net Increase/(Decrease) in Net Assets                                                                  (2,147)             14,577
Net Assets:
 Beginning of period                                                                                   20,665               6,088
 END OF PERIOD                                                                               $         18,518    $         20,665
Net Assets Consist of:
 Capital (par value and paid-in surplus)*                                                    $         26,558    $         22,103
 Undistributed net investment income/(loss)*                                                               --                  --
 Undistributed net realized gain/(loss) from investments*                                              (5,562)             (2,051)
 Unrealized appreciation/(depreciation) of investments and foreign currency
  translations                                                                                         (2,478)                613
TOTAL NET ASSETS                                                                             $         18,518    $         20,665
Transactions in Portfolio Shares - Institutional Shares
 Shares sold                                                                                              446                 501
 Reinvested dividends and distributions                                                                    --                   3
TOTAL                                                                                                     446                 504
Shares Repurchased                                                                                       (539)               (405)
 Net Increase/(Decrease) in Portfolio Shares                                                              (93)                 99
Shares Outstanding, Beginning of Period                                                                   554                 455
SHARES OUTSTANDING, END OF PERIOD                                                                         461                 554
Transactions in Portfolio Shares - Service Shares(1)
 Shares sold                                                                                        1,463,164           1,884,765
 Reinvested dividends and distributions                                                                    --               1,936
TOTAL                                                                                               1,463,164           1,886,701
 Shares Repurchased                                                                                  (989,115)           (340,528)
Net Increase/(Decrease) in Portfolio Shares                                                           474,049           1,546,173
Shares Outstanding, Beginning of Period                                                             1,699,401             153,228
SHARES OUTSTANDING, END OF PERIOD                                                                   2,173,450           1,699,401
Transactions in Portfolio Shares - Service II Shares(1)
 Shares sold                                                                                              N/A                 N/A
 Reinvested dividends and distributions                                                                   N/A                 N/A
TOTAL                                                                                                     N/A                 N/A
 Shares Repurchased                                                                                       N/A                 N/A
Net Increase/(Decrease) in Portfolio Shares                                                               N/A                 N/A
Shares Outstanding, Beginning of Period                                                                   N/A                 N/A
SHARES OUTSTANDING, END OF PERIOD                                                                         N/A                 N/A
Purchases and Sales of Investment Securities: (excluding short-term securities)
 Purchases of securities                                                                     $         20,537    $         20,081
 Proceeds from sales of securities                                                                     10,168               8,816
 Purchases of long-term U.S. government obligations                                                        --                  --
 Proceeds from sales of long-term U.S. government obligations                                              --                  --

                                                                          JANUS ASPEN                        JANUS ASPEN
                                                                     INTERNATIONAL GROWTH                 WORLDWIDE GROWTH
FOR THE FISCAL YEAR OR PERIOD ENDED DECEMBER 31                            PORTFOLIO                         PORTFOLIO
(ALL NUMBERS IN THOUSANDS)                                                2002             2001             2002             2001
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                  $        9,906   $       12,706   $       42,781   $       50,509
  Net realized gain/(loss) from investment transactions and
    foreign currency transactions                                     (288,871)        (373,189)        (941,245)      (1,250,946)
  Change in unrealized net appreciation/(depreciation) of
    investments and foreign currency translations                      (51,095)         (34,409)        (555,716)        (566,073)
Net Increase/(Decrease) in Net Assets Resulting from Operations       (330,060)        (394,892)      (1,454,180)      (1,766,510)
Dividends and Distributions to Shareholders:
  Net investment income*                                                (9,487)         (12,432)         (42,418)         (30,871)
  Net realized gain from investment transactions*                           --               --               --               --
  Tax Return of Capital*                                                    --           (1,196)              --               --
Net Decrease from Dividends and Distributions                           (9,487)         (13,628)         (42,418)         (30,871)
Capital Share Transactions:
  Shares sold
    Institutional Shares                                             2,091,962        1,334,758        1,967,906        1,868,238
    Service Shares                                                   2,481,452        2,075,701        1,025,419          557,231
    Service II Shares                                                   42,412              N/A               10              N/A
  Reinvested dividends and distributions
    Institutional Shares                                                 6,336            9,883           41,214           30,505
    Service Shares                                                       3,069            3,745            1,205              365
    Service II Shares                                                       70              N/A               --              N/A
  Shares repurchased
    Institutional Shares                                            (2,159,593)      (1,356,535)      (2,549,467)      (2,122,925)
    Service Shares                                                  (2,520,652)      (1,903,124)        (953,349)        (432,833)
    Service II Shares                                                   (1,961)             N/A               --              N/A
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                (56,905)         164,428         (467,062)         (99,419)
Net Increase/(Decrease) in Net Assets                                 (396,452)        (244,092)      (1,963,660)      (1,896,800)
Net Assets:
  Beginning of period                                                1,411,786        1,655,878        5,879,120        7,775,920
  END OF PERIOD                                                 $    1,015,334   $    1,411,786   $    3,915,460   $    5,879,120
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                      $    1,816,743   $    1,873,647   $    6,489,613   $    6,956,675
  Undistributed net investment income/(loss)*                              164              (64)           3,346            3,403
  Undistributed net realized gain/(loss) from investments*            (744,740)        (456,059)      (2,342,114)      (1,401,289)
  Unrealized appreciation/(depreciation) of investments and
    foreign currency translations                                      (56,833)          (5,738)        (235,385)         320,331
TOTAL NET ASSETS                                                $    1,015,334   $    1,411,786   $    3,915,460   $    5,879,120
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                          104,959           52,830           79,758           59,161
  Reinvested dividends and distributions                                   339              399            1,839            1,020
TOTAL                                                                  105,298           53,229           81,597           60,181
  Shares Repurchased                                                  (107,745)         (53,661)        (104,700)         (68,537)
Net Increase/(Decrease) in Portfolio Shares                             (2,447)            (432)         (23,103)          (8,356)
Shares Outstanding, Beginning of Period                                 37,064           37,496          199,974          208,330
SHARES OUTSTANDING, END OF PERIOD                                       34,617           37,064          176,871          199,974
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                      120,656,849       85,065,105       41,899,023       18,926,181
  Reinvested dividends and distributions                               163,524          150,227           54,257           12,032
TOTAL                                                              120,820,373       85,215,332       41,953,280       18,938,213
  Shares Repurchased                                              (121,917,895)     (78,187,459)     (38,798,344)     (14,849,982)
Net Increase/(Decrease) in Portfolio Shares                         (1,097,522)       7,027,873        3,154,936        4,088,231
Shares Outstanding, Beginning of Period                             23,255,895       16,228,022        6,039,918        1,951,687
SHARES OUTSTANDING, END OF PERIOD                                   22,158,373       23,255,895        9,194,854        6,039,918
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                        2,167,341              N/A              351              N/A
  Reinvested dividends and distributions                                 3,958              N/A                2              N/A
TOTAL                                                                2,171,299              N/A              353              N/A
  Shares Repurchased                                                  (101,267)             N/A               --              N/A
Net Increase/(Decrease) in Portfolio Shares                          2,070,032              N/A              353              N/A
Shares Outstanding, Beginning of Period                                     --              N/A               --              N/A
SHARES OUTSTANDING, END OF PERIOD                                    2,070,032              N/A              353              N/A
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                       $      850,472   $    1,185,481   $    3,281,140   $    5,712,901
  Proceeds from sales of securities                                    882,623          808,446        3,608,117        4,697,653
  Purchases of long-term U.S. government obligations                        --               --               --               --
  Proceeds from sales of long-term U.S. government obligations              --               --               --               --

*See Note 3 in Notes to Financial Statements.
(1) Transactions in Portfolio Shares - Service and Service II Shares numbers are not in thousands.
(2) Formerly, Janus Aspen Global Value Portfolio.

See Notes to Financial Statements.

                                                                           JANUS ASPEN                      JANUS ASPEN
                                                                       INTERNATIONAL VALUE              GLOBAL LIFE SCIENCES
                                                                           PORTFOLIO (2)                     PORTFOLIO
                                                                          2002          2001(3)             2002             2001
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                  $           (4)  $            1   $         (236)  $         (176)
  Net realized gain/(loss) from investment transactions and
    foreign currency transactions                                         (311)              17          (10,712)          (9,994)
  Change in unrealized net appreciation/(depreciation) of
    investments and foreign currency translations                         (422)              82           (3,222)             379
Net Increase/(Decrease) in Net Assets Resulting from Operations           (737)             100          (14,170)          (9,791)
Dividends and Distributions to Shareholders:
  Net investment income*                                                    --               (1)              --               (3)
  Net realized gain from investment transactions*                          (27)              --               --               --
  Tax Return of Capital*                                                    --               --               --               (6)
Net Decrease from Dividends and Distributions                              (27)              (1)              --               (9)
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                   N/A              N/A              709            3,221
    Service Shares                                                       6,163            2,008           11,071           32,095
    Service II Shares                                                      N/A              N/A              N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                                   N/A              N/A               --                9
    Service Shares                                                          27                1               --               --
    Service II Shares                                                      N/A              N/A              N/A              N/A
  Shares repurchased
    Institutional Shares                                                   N/A              N/A           (1,728)          (6,406)
    Service Shares                                                      (1,565)              --          (16,142)         (27,975)
    Service II Shares                                                      N/A              N/A              N/A              N/A
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                  4,625            2,009           (6,090)             944
Net Increase/(Decrease) in Net Assets                                    3,861            2,108          (20,260)          (8,856)
Net Assets:
  Beginning of period                                                    2,108               --           50,133           58,989
  END OF PERIOD                                                 $        5,969   $        2,108   $       29,873   $       50,133
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                      $        6,629   $        2,009   $       51,040   $       57,364
  Undistributed net investment income/(loss)*                                2               --               --               --
  Undistributed net realized gain/(loss) from investments*                (322)              17          (21,985)         (11,271)
  Unrealized appreciation/(depreciation) of investments and
    foreign currency translations                                         (340)              82              818            4,040
TOTAL NET ASSETS                                                         5,969   $        2,108   $       29,873   $       50,133
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                              N/A              N/A              111              428
  Reinvested dividends and distributions                                   N/A              N/A               --                1
TOTAL                                                                      N/A              N/A              111              429
  Shares Repurchased                                                       N/A              N/A             (268)            (840)
Net Increase/(Decrease) in Portfolio Shares                                N/A              N/A             (157)            (411)
Shares Outstanding, Beginning of Period                                    N/A              N/A              769            1,180
SHARES OUTSTANDING, END OF PERIOD                                          N/A              N/A              612              769
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                          628,980          200,754        1,666,804        4,176,893
  Reinvested dividends and distributions                                 2,568              135               --               --
TOTAL                                                                  631,548          200,889        1,666,804        4,176,893
  Shares Repurchased                                                  (169,375)              --       (2,509,116)      (3,639,459)
Net Increase/(Decrease) in Portfolio Shares                            462,173          200,889         (842,312)         537,434
Shares Outstanding, Beginning of Period                                200,889               --        5,694,565        5,157,131
SHARES OUTSTANDING, END OF PERIOD                                      663,062          200,889        4,852,253        5,694,565
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                              N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                                   N/A              N/A              N/A              N/A
TOTAL                                                                      N/A              N/A              N/A              N/A
  Shares Repurchased                                                       N/A              N/A              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                                N/A              N/A              N/A              N/A
Shares Outstanding, Beginning of Period                                    N/A              N/A              N/A              N/A
SHARES OUTSTANDING, END OF PERIOD                                          N/A              N/A              N/A              N/A
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                       $        7,070   $        2,148   $       43,072   $       52,563
  Proceeds from sales of securities                                      3,469              216           47,708           46,616
  Purchases of long-term U.S. government obligations                        --               --               --               --
  Proceeds from sales of long-term U.S. government obligations              --               --               --               --

                                                                          JANUS ASPEN                       JANUS ASPEN
                                                                       GLOBAL TECHNOLOGY                  FLEXIBLE INCOME
                                                                           PORTFOLIO                         PORTFOLIO
                                                                          2002             2001             2002             2001
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                  $         (590)  $        1,335   $       23,719   $       18,706
  Net realized gain/(loss) from investment transactions and
    foreign currency transactions                                     (134,337)        (255,206)            (998)           4,841
  Change in unrealized net appreciation/(depreciation) of
    investments and foreign currency translations                       21,826           92,879           25,914           (1,575)
Net Increase/(Decrease) in Net Assets Resulting from Operations       (113,101)        (160,992)          48,635           21,972
Dividends and Distributions to Shareholders:
  Net investment income*                                                    --           (2,265)         (23,513)         (19,405)
  Net realized gain from investment transactions*                           --               --               --               --
  Tax Return of Capital*                                                    --              (23)              --               --
Net Decrease from Dividends and Distributions                               --           (2,288)         (23,513)         (19,405)
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                 3,639            6,263          336,396          188,617(4)
    Service Shares                                                     101,761          339,553           13,446            1,869
    Service II Shares                                                   17,979              N/A              N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                                    --              295           23,184           19,327
    Service Shares                                                          --            1,993              329               78
    Service II Shares                                                       --              N/A              N/A              N/A
  Shares repurchased
    Institutional Shares                                                (4,332)         (34,417)        (180,496)         (65,394)
    Service Shares                                                    (152,733)        (267,155)          (2,412)            (388)
    Service II Shares                                                   (1,671)             N/A              N/A              N/A
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                (35,357)          46,532          190,447          144,109
Net Increase/(Decrease) in Net Assets                                 (148,458)        (116,748)         215,569          146,676
Net Assets:
  Beginning of period                                                  292,746          409,494          389,645          242,969
  END OF PERIOD                                                 $      144,288   $      292,746   $      605,214   $      389,645
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                      $      625,694   $      661,675   $      582,056   $      391,609
  Undistributed net investment income/(loss)*                              (42)             (45)           1,537            1,306
  Undistributed net realized gain/(loss) from investments*            (444,855)        (310,549)          (4,695)          (3,672)
  Unrealized appreciation/(depreciation) of investments and
    foreign currency translations                                      (36,509)         (58,335)          26,316              402
TOTAL NET ASSETS                                                $      144,288   $      292,746   $      605,214   $      389,645
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                            1,195            1,276           27,927           15,929(4)
  Reinvested dividends and distributions                                    --               66            1,927            1,673
TOTAL                                                                    1,195            1,342           29,854           17,602
  Shares Repurchased                                                    (1,463)          (5,277)         (15,020)          (5,519)
Net Increase/(Decrease) in Portfolio Shares                               (268)          (3,935)          14,834           12,083
Shares Outstanding, Beginning of Period                                  1,447            5,382           33,242           21,159
SHARES OUTSTANDING, END OF PERIOD                                        1,179            1,447           48,076           33,242
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                       30,652,785       72,489,148        1,081,763          154,988
  Reinvested dividends and distributions                                    --          421,245           25,969            6,561
TOTAL                                                               30,652,785       72,910,393        1,107,732          161,549
  Shares Repurchased                                               (48,028,214)     (59,678,381)        (192,374)         (32,039)
Net Increase/(Decrease) in Portfolio Shares                        (17,375,429)      13,232,012          915,358          129,510
Shares Outstanding, Beginning of Period                             70,433,790       57,201,778          178,394           48,884
SHARES OUTSTANDING, END OF PERIOD                                   53,058,361       70,433,790        1,093,752          178,394
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                        6,298,575              N/A              N/A              N/A
  Reinvested dividends and distributions                                    --              N/A              N/A              N/A
TOTAL                                                                6,298,575              N/A              N/A              N/A
  Shares Repurchased                                                  (602,752)             N/A              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                          5,695,823              N/A              N/A              N/A
Shares Outstanding, Beginning of Period                                     --              N/A              N/A              N/A
SHARES OUTSTANDING, END OF PERIOD                                    5,695,823              N/A              N/A              N/A
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                       $      136,600   $      273,734   $      559,760   $      515,116
  Proceeds from sales of securities                                    125,251          233,432          458,153          421,975
  Purchases of long-term U.S. government obligations                        --               --          647,054          541,730
  Proceeds from sales of long-term U.S. government obligations              --               --          576,591          505,846

                                                                         JANUS ASPEN
                                                                         MONEY MARKET
                                                                          PORTFOLIO
                                                                          2002             2001
-----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                  $        1,525   $        3,918
  Net realized gain/(loss) from investment transactions and
    foreign currency transactions                                            1                3
  Change in unrealized net appreciation/(depreciation) of
    investments and foreign currency translations                           --               --
Net Increase/(Decrease) in Net Assets Resulting from Operations          1,526            3,921
Dividends and Distributions to Shareholders:
  Net investment income*                                                (1,525)          (3,918)
  Net realized gain from investment transactions*                           (1)              (3)
  Tax Return of Capital*                                                    --               --
Net Decrease from Dividends and Distributions                           (1,526)          (3,921)
Capital Share Transactions:
  Shares sold
    Institutional Shares                                               225,785          307,440
    Service Shares                                                          --               --
    Service II Shares                                                      N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                                 1,526            3,920
    Service Shares                                                          --                1
    Service II Shares                                                      N/A              N/A
  Shares repurchased
    Institutional Shares                                              (254,140)        (281,937)
    Service Shares                                                          --               --
    Service II Shares                                                      N/A              N/A
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                (26,829)          29,424
Net Increase/(Decrease) in Net Assets                                  (26,829)          29,424
Net Assets:
  Beginning of period                                                  100,242           70,818
  END OF PERIOD                                                 $       73,413   $      100,242
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                      $       73,413   $      100,242
  Undistributed net investment income/(loss)*                                3               --
  Undistributed net realized gain/(loss) from investments*                  (3)              --
  Unrealized appreciation/(depreciation) of investments and
    foreign currency translations                                           --               --
TOTAL NET ASSETS                                                $       73,413   $      100,242
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                          225,785          307,440
  Reinvested dividends and distributions                                 1,526            3,920
TOTAL                                                                  227,311          311,360
  Shares Repurchased                                                  (254,140)        (281,937)
Net Increase/(Decrease) in Portfolio Shares                            (26,829)          29,423
Shares Outstanding, Beginning of Period                                100,231           70,808
SHARES OUTSTANDING, END OF PERIOD                                       73,402          100,231
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                               --               --
  Reinvested dividends and distributions                                   150              422
TOTAL                                                                      150              422
  Shares Repurchased                                                        --               --
Net Increase/(Decrease) in Portfolio Shares                                150              422
Shares Outstanding, Beginning of Period                                 11,022           10,600
SHARES OUTSTANDING, END OF PERIOD                                       11,172           11,022
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                              N/A              N/A
  Reinvested dividends and distributions                                   N/A              N/A
TOTAL                                                                      N/A              N/A
  Shares Repurchased                                                       N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                                N/A              N/A
Shares Outstanding, Beginning of Period                                    N/A              N/A
SHARES OUTSTANDING, END OF PERIOD                                          N/A              N/A
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                                   --               --
  Proceeds from sales of securities                                         --               --
  Purchases of long-term U.S. government obligations                        --               --
  Proceeds from sales of long-term U.S. government obligations              --               --

(3) Period May 1, 2001 (inception) to December 31, 2001.
(4) See Note 1 in Notes to Financial Statements.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES

FOR A SHARE OUTSTANDING DURING THE                                              JANUS ASPEN GROWTH PORTFOLIO
FISCAL YEAR ENDED DECEMBER 31                              2002            2001            2000           1999           1998
NET ASSET VALUE, BEGINNING OF PERIOD                   $     19.89     $     26.48     $     33.65     $     23.54    $     18.48
Income from Investment Operations:
  Net investment income/(loss)                                 .01             .02             .05             .07            .05
  Net gain/(loss) on securities (both realized and
   unrealized)                                               (5.29)          (6.56)          (4.59)          10.24           6.36
TOTAL FROM INVESTMENT OPERATIONS                             (5.28)          (6.54)          (4.54)          10.31           6.41
Less Distributions:
  Dividends (from net investment income)*                       --            (.01)           (.06)           (.06)          (.05)
  Distributions (from capital gains)*                           --            (.04)          (2.57)           (.14)         (1.30)
TOTAL DISTRIBUTIONS                                             --            (.05)          (2.63)           (.20)         (1.35)
Net Asset Value, End of Period                         $     14.61     $     19.89     $     26.48     $     33.65    $     23.54
TOTAL RETURN                                                (26.51)%        (24.73)%        (14.55)%         43.98%         35.66%
Net Assets, End of Period (in thousands)               $ 1,484,889     $ 2,490,954     $ 3,529,807     $ 2,942,649    $ 1,103,549
Average Net Assets for the Period (in thousands)       $ 1,967,021     $ 2,911,331     $ 3,734,449     $ 1,775,373    $   789,454
Ratio of Gross Expenses to Average Net Assets(1)              0.67%           0.66%           0.67%           0.67%          0.68%
Ratio of Net Expenses to Average Net Assets(1)                0.67%           0.66%           0.67%           0.67%          0.68%
Ratio of Net Investment Income to Average Net Assets         (0.08)%          0.07%           0.19%           0.30%          0.26%
Portfolio Turnover Rate                                         36%             48%             47%             53%            73%

FOR A SHARE OUTSTANDING DURING THE                                            JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
FISCAL YEAR ENDED DECEMBER 31                               2002            2001           2000           1999          1998
NET ASSET VALUE, BEGINNING OF PERIOD                   $     21.98     $     36.30     $     59.70     $     27.64    $     20.55
Income from Investment Operations:
  Net investment income/(loss)                                (.01)             --             .01              --             --
  Net gain/(loss) on securities (both realized and
   unrealized)                                               (6.13)         (14.32)         (17.08)          33.46           7.09
TOTAL FROM INVESTMENT OPERATIONS                             (6.14)         (14.32)         (17.07)          33.46           7.09
Less Distributions:
  Dividends (from net investment income)*                       --              --              --              --             --
  Distributions (from capital gains)*                           --              --           (4.58)          (1.40)            --
  Tax return of capital*                                        --              --           (1.75)             --             --
TOTAL DISTRIBUTIONS                                             --              --           (6.33)          (1.40)            --
Net Asset Value, End of Period                         $     15.84     $     21.98     $     36.30     $     59.70    $     27.64
TOTAL RETURN                                                (27.93)%        (39.45)%        (31.82)%        125.40%         34.26%
Net Assets, End of Period (in thousands)               $ 1,324,273     $ 2,104,733     $ 3,485,768     $ 3,319,619    $   772,943
Average Net Assets for the Period (in thousands)       $ 1,609,280     $ 2,508,186     $ 4,409,584     $ 1,476,445    $   576,444
Ratio of Gross Expenses to Average Net Assets(1)              0.67%           0.67%           0.66%           0.70%          0.75%
Ratio of Net Expenses to Average Net Assets(1)                0.67%           0.66%           0.66%           0.69%          0.75%
Ratio of Net Investment Income to Average Net Assets         (0.07)%         (0.22)%         (0.42)%         (0.50)%        (0.36)%
Portfolio Turnover Rate                                         63%             99%             82%            105%           132%

*See Note 3 in Notes to Financial Statements.
(1) See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

FOR A SHARE OUTSTANDING DURING THE                                        JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO
FISCAL YEAR ENDED DECEMBER 31                              2002            2001           2000             1999           1998
NET ASSET VALUE, BEGINNING OF PERIOD                   $     20.72     $     26.79     $     33.17     $     19.94    $     12.62
Income from Investment Operations:
  Net investment income/(loss)                                 .12             .22             .43             .12            .01
  Net gain/(loss) on securities (both realized and
   unrealized)                                               (3.36)          (6.01)          (6.43)          13.22           7.32
TOTAL FROM INVESTMENT OPERATIONS                             (3.24)          (5.79)          (6.00)          13.34           7.33
Less Distributions:
  Dividends (from net investment income)*                     (.11)           (.28)           (.37)           (.11)          (.01)
  Distributions (from capital gains)*                           --              --            (.01)             --             --
TOTAL DISTRIBUTIONS                                           (.11)           (.28)           (.38)           (.11)          (.01)
Net Asset Value, End of Period                         $     17.37     $     20.72     $     26.79     $     33.17    $     19.94
TOTAL RETURN                                                (15.67)%        (21.67)%        (18.18)%         67.00%         58.11%
Net Assets, End of Period (in thousands)               $   528,210     $   776,553     $ 1,010,497     $   626,611    $    74,187
Average Net Assets for the Period (in thousands)       $   640,500     $   855,499     $   954,279     $   257,422    $    25,964
Ratio of Gross Expenses to Average Net Assets(1)              0.67%           0.66%           0.67%           0.70%          0.92%
Ratio of Net Expenses to Average Net Assets(1)                0.67%           0.66%           0.67%           0.70%          0.91%
Ratio of Net Investment Income to Average Net Assets          0.56%           0.96%           1.60%           0.76%          0.27%
Portfolio Turnover Rate                                         62%             67%             41%             52%            91%

FOR A SHARE OUTSTANDING DURING THE                                             JANUS ASPEN CORE EQUITY PORTFOLIO
FISCAL YEAR ENDED DECEMBER 31                              2002            2001           2000             1999          1998
NET ASSET VALUE, BEGINNING OF PERIOD                   $     16.26     $     19.20     $     27.32     $     19.41    $     13.46
Income from Investment Operations:
  Net investment income/(loss)                                 .05             .11             .07             .07            .02
  Net gain/(loss) on securities (both realized and
   unrealized)                                               (3.02)          (2.34)          (1.95)           7.99           6.16
TOTAL FROM INVESTMENT OPERATIONS                             (2.97)          (2.23)          (1.88)           8.06           6.18
Less Distributions:
  Dividends (from net investment income)*                     (.05)           (.12)           (.07)           (.06)          (.02)
  Distributions (from capital gains)*                           --            (.59)          (6.17)           (.09)          (.21)
TOTAL DISTRIBUTIONS                                           (.05)           (.71)          (6.24)           (.15)          (.23)
Net Asset Value, End of Period                         $     13.24     $     16.26     $     19.20     $     27.32    $     19.41
Total Return                                                (18.27)%        (11.75)%         (8.07)%         41.58%         46.24%
Net Assets, End of Period (in thousands)               $     9,825     $    12,634     $    15,712     $    18,975    $     9,017
Average Net Assets for the Period (in thousands)       $    11,550     $    13,983     $    17,328     $    14,663    $     5,629
Ratio of Gross Expenses to Average Net Assets(1)              1.25%           1.13%           1.25%           1.25%          1.25%
Ratio of Net Expenses to Average Net Assets(1)                1.25%           1.12%           1.25%           1.25%          1.25%
Ratio of Net Investment Income to Average Net Assets          0.32%           0.63%           0.36%           0.31%          0.17%
Portfolio Turnover Rate                                         97%            114%             95%            114%            79%

*See Note 3 in Notes to Financial Statements.
(1)See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

FOR A SHARE OUTSTANDING DURING THE                                              JANUS ASPEN BALANCED PORTFOLIO
FISCAL YEAR ENDED DECEMBER 31                               2002           2001           2000            1999           1998
NET ASSET VALUE, BEGINNING OF PERIOD                   $     22.57     $     24.31     $     27.91     $     22.50    $     17.47
Income from Investment Operations:
  Net investment income/(loss)                                 .55             .65             .64             .59            .39
  Net gain/(loss) on securities (both realized and
    unrealized)                                              (2.00)          (1.78)          (1.22)           5.38           5.51
TOTAL FROM INVESTMENT OPERATIONS                             (1.45)          (1.13)           (.58)           5.97           5.90
Less Distributions:
  Dividends (from net investment income)*                     (.53)           (.61)           (.69)           (.56)          (.38)
  Distributions (from capital gains)*                           --              --           (2.31)             --           (.49)
  Tax return of capital*                                        --              --            (.02)             --             --
TOTAL DISTRIBUTIONS                                           (.53)           (.61)          (3.02)           (.56)          (.87)
Net Asset Value, End of Period                         $     20.59     $     22.57     $     24.31     $     27.91    $     22.50
TOTAL RETURN                                                 (6.44)%         (4.66)%         (2.27)%         26.76%         34.28%
Net Assets, End of Period (in thousands)               $ 3,141,601     $ 3,425,664     $ 3,352,381     $ 2,453,079    $   882,495
Average Net Assets for the Period (in thousands)       $ 3,327,140     $ 3,361,832     $ 3,020,072     $ 1,583,635    $   555,002
Ratio of Gross Expenses to Average Net Assets(1)              0.67%           0.66%           0.66%           0.69%          0.74%
Ratio of Net Expenses to Average Net Assets(1)                0.67%           0.66%           0.66%           0.69%          0.74%
Ratio of Net Investment Income to Average Net Assets          2.53%           2.89%           3.15%           2.86%          2.41%
Portfolio Turnover Rate                                         94%            114%             72%             92%            70%

FOR A SHARE OUTSTANDING DURING THE                                       JANUS ASPEN GROWTH AND INCOME PORTFOLIO
FISCAL YEAR OR PERIOD ENDED DECEMBER 31                    2002            2001           2000            1999          1998(2)
NET ASSET VALUE, BEGINNING OF PERIOD                   $     14.87     $     17.41     $     20.77     $     11.96    $     10.00
Income from Investment Operations:
  Net investment income/(loss)                                 .12             .20             .19             .04            .02
  Net gain/(loss) on securities (both realized and
    unrealized)                                              (3.32)          (2.52)          (3.08)           8.81           1.96
TOTAL FROM INVESTMENT OPERATIONS                             (3.20)          (2.32)          (2.89)           8.85           1.98
Less Distributions:
  Dividends (from net investment income)*                     (.11)           (.22)           (.16)           (.04)          (.02)
  Distributions (from capital gains)*                           --              --            (.31)             --             --
TOTAL DISTRIBUTIONS                                           (.11)           (.22)           (.47)           (.04)          (.02)
Net Asset Value, End of Period                         $     11.56     $     14.87     $     17.41     $     20.77    $     11.96
TOTAL RETURN**                                              (21.54)%        (13.37)%        (14.10)%         74.04%         19.80%
Net Assets, End of Period (in thousands)               $    55,271     $    92,659     $   123,812     $    84,480    $     6,413
Average Net Assets for the Period (in thousands)       $    72,550     $   105,243     $   124,282     $    28,838    $     2,883
Ratio of Gross Expenses to Average Net Assets***(1)           0.76%           0.70%           0.78%           1.06%          1.25%
Ratio of Net Expenses to Average Net Assets***(1)             0.76%           0.70%           0.78%           1.05%          1.25%
Ratio of Net Investment Income to Average
  Net Assets***                                               0.81%           1.19%           1.07%           0.56%          0.66%
Portfolio Turnover Rate***                                      54%             52%             37%             59%            62%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.
(2) Period May 1, 1998 (inception) to December 31, 1998.

See Notes to Financial Statements.

FOR A SHARE OUTSTANDING DURING THE                                         JANUS ASPEN STRATEGIC VALUE PORTFOLIO
FISCAL YEAR OR PERIOD ENDED DECEMBER 31                                  2002                2001            2000(1)
NET ASSET VALUE, BEGINNING OF PERIOD                                $         9.13     $         9.99     $        10.00
Income from Investment Operations:
  Net investment income/(loss)                                                 .02                .05                .05
  Net gain/(loss) on securities (both realized and
    unrealized)                                                              (2.12)              (.86)              (.03)
TOTAL FROM INVESTMENT OPERATIONS                                             (2.12)              (.81)               .02
Less Distributions:
  Dividends (from net investment income)*                                       --               (.05)              (.03)
  Distributions (from capital gains)*                                           --                 --                 --
TOTAL DISTRIBUTIONS                                                             --               (.05)              (.03)
Net Asset Value, End of Period                                      $         7.01     $         9.13     $         9.99
TOTAL RETURN**                                                              (23.22)%            (8.12)%             0.20%
Net Assets, End of Period (in thousands)                            $        3,230     $        5,060     $        4,550
Average Net Assets for the Period (in thousands)                    $        4,581     $        5,537     $        3,243
Ratio of Gross Expenses to Average Net Assets***(2)                           1.25%              1.25%              1.25%
Ratio of Net Expenses to Average Net Assets***(2)                             1.25%              1.25%              1.25%
Ratio of Net Investment Income to Average
  Net Assets***                                                              (0.19)%             0.55%              0.97%
Portfolio Turnover Rate***                                                      50%                86%                47%

FOR A SHARE OUTSTANDING DURING THE                                         JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO
FISCAL YEAR ENDED DECEMBER 31                              2002            2001           2000            1999           1998
NET ASSET VALUE, BEGINNING OF PERIOD                   $     23.47     $     30.90     $     38.67     $     21.27    $     18.48
Income from Investment Operations:
  Net investment income/(loss)                                 .18             .26             .62             .06            .13
  Net gain/(loss) on securities (both realized and
    unrealized)                                              (6.17)          (7.43)          (6.51)          17.40           3.07
TOTAL FROM INVESTMENT OPERATIONS                             (5.99)          (7.17)          (5.89)          17.46           3.20
Less Distributions:
  Dividends (from net investment income)*                     (.18)           (.26)           (.63)           (.06)          (.14)
  Distributions (from capital gains)*                           --              --            (.91)             --           (.27)
Tax return of capital*                                          --              --            (.34)             --             --
TOTAL DISTRIBUTIONS                                           (.18)           (.26)          (1.88)           (.06)          (.41)
Net Asset Value, End of Period                               17.30     $     23.47     $     30.90     $     38.67    $     21.27
TOTAL RETURN                                                (25.58)%        (23.23)%        (15.94)%         82.27%         17.23%
Net Assets, End of Period (in thousands)               $   598,972     $   869,983     $ 1,158,666     $   810,392    $   311,110
Average Net Assets for the Period (in thousands)       $   736,907     $   962,343     $ 1,214,163     $   425,876    $   234,421
Ratio of Gross Expenses to Average Net Assets(2)              0.74%           0.71%           0.71%           0.77%          0.86%
Ratio of Net Expenses to Average Net Assets(2)                0.74%           0.71%           0.71%           0.76%          0.86%
Ratio of Net Investment Income to Average Net Assets          0.90%           0.95%           1.88%           0.26%          0.73%
Portfolio Turnover Rate                                         74%             65%             67%             80%            93%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1) Period May 1, 2000 (inception) to December 31, 2000.
(2) See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

FOR A SHARE OUTSTANDING DURING THE                                         JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
FISCAL YEAR ENDED DECEMBER 31                              2002           2001             2000           1999           1998
NET ASSET VALUE, BEGINNING OF PERIOD                   $     28.54     $     36.98     $     47.75     $     29.09    $     23.39
Income from Investment Operations:
  Net investment income/(loss)                                 .23             .24             .11             .07            .16
  Net gain/(loss) on securities (both realized and
   unrealized)                                               (7.50)          (8.53)          (7.03)          18.65           6.59
TOTAL FROM INVESTMENT OPERATIONS                             (7.27)          (8.29)          (6.92)          18.72           6.75
Less Distributions:
  Dividends (from net investment income)*                     (.22)           (.15)           (.19)           (.06)          (.18)
  Distributions (from capital gains)*                           --              --           (3.52)             --           (.87)
  Tax return of capital*                                        --              --            (.14)             --             --
TOTAL DISTRIBUTIONS                                           (.22)           (.15)          (3.85)           (.06)         (1.05)
Net Asset Value, End of Period                         $     21.05     $     28.54     $     36.98     $     47.75    $     29.09
TOTAL RETURN                                                (25.50)%        (22.44)%        (15.67)%         64.45%         28.92%
Net Assets, End of Period (in thousands)               $ 3,722,823     $ 5,707,728     $ 7,704,163     $ 6,496,773    $ 2,890,375
Average Net Assets for the Period (in thousands)       $ 4,703,406     $ 6,387,010     $ 8,255,166     $ 3,862,773    $ 2,217,695
Ratio of Gross Expenses to Average Net Assets(1)              0.70%           0.69%           0.69%           0.71%          0.72%
Ratio of Net Expenses to Average Net Assets(1)                0.70%           0.69%           0.69%           0.71%          0.72%
Ratio of Net Investment Income to Average Net Assets          0.88%           0.78%           0.52%           0.20%          0.64%
Portfolio Turnover Rate                                         73%             82%             66%             67%            77%

FOR A SHARE OUTSTANDING DURING THE                                        JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO
FISCAL YEAR OR PERIOD ENDED DECEMBER 31                                   2002              2001             2000(2)
NET ASSET VALUE, BEGINNING OF PERIOD                                $         7.77     $         9.31     $        10.00
Income from Investment Operations:
  Net investment income/(loss)                                                 .02                .02                .05
  Net gain/(loss) on securities (both realized and
   unrealized)                                                               (2.30)             (1.55)              (.72)
TOTAL FROM INVESTMENT OPERATIONS                                             (2.28)             (1.53)              (.67)
Less Distributions:
   Dividends (from net investment income)*                                      --                 --               (.02)
   Distributions (from capital gains)*                                          --                 --                 --
   Tax return of capital*                                                       --               (.01)                --
TOTAL DISTRIBUTIONS                                                             --               (.01)              (.02)
Net Asset Value, End of Period                                      $         5.49     $         7.77     $         9.31
TOTAL RETURN**                                                              (29.34)%           (16.43)%            (6.70)%
Net Assets, End of Period (in thousands)                            $        3,359     $        5,972     $       10,984
Average Net Assets for the Period (in thousands)                    $        4,432     $        6,482     $        5,372
Ratio of Gross Expenses to Average Net Assets***(1)                           0.87%              0.81%              1.03%
Ratio of Net Expenses to Average Net Assets***(1)                             0.87%              0.81%              1.02%
Ratio of Net Investment Income to Average Net
 Assets***                                                                   (0.39)%            (0.16)%             0.60%
Portfolio Turnover Rate***                                                     113%               109%               137%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.
(2) Period January 18, 2000 (inception) to December 31, 2000.

 See Notes to Financial Statements.

FOR A SHARE OUTSTANDING DURING THE                                                JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO
FISCAL YEAR OR PERIOD ENDED DECEMBER 31                                  2002               2001              2000(1)
NET ASSET VALUE, BEGINNING OF PERIOD                                $         3.90     $         6.49     $        10.00
Income from Investment Operations:
  Net investment income/(loss)                                                 .02                .19                .16
  Net gain/(loss) on securities (both realized and unrealized)               (1.61)             (2.57)             (3.56)
TOTAL FROM INVESTMENT OPERATIONS                                             (1.59)             (2.38)             (3.40)
Less Distributions:
  Dividends (from net investment income)*                                       --               (.21)              (.11)
  Distributions (from capital gains)*                                           --                 --                 --
TOTAL DISTRIBUTIONS                                                             --               (.21)              (.11)
Net Asset Value, End of Period                                      $         2.31     $         3.90     $         6.49
TOTAL RETURN**                                                              (40.77)%           (37.07)%           (34.03)%
Net Assets, End of Period (in thousands)                            $        2,721     $        5,643     $       34,950
Average Net Assets for the Period (in thousands)                    $        3,974     $        9,242     $       55,483
Ratio of Gross Expenses to Average Net Assets***(2)                           0.72%              0.68%              0.69%
Ratio of Net Expenses to Average Net Assets***(2)                             0.72%              0.67%              0.69%
Ratio of Net Investment Income to Average Net Assets***                      (0.05)%             0.64%              1.64%
Portfolio Turnover Rate***                                                      70%                91%                34%

FOR A SHARE OUTSTANDING DURING THE                                        JANUS ASPEN FLEXIBLE INCOME PORTFOLIO
FISCAL YEAR ENDED DECEMBER 31                               2002           2001           2000             1999            1998
NET ASSET VALUE, BEGINNING OF PERIOD                   $     11.66     $     11.46     $     11.41     $     12.05     $     11.78
Income from Investment Operations:
  Net investment income/(loss)                                 .55             .61             .72             .76             .64
  Net gain/(loss) on securities (both realized and
   unrealized)                                                 .65             .26            (.02)           (.58)            .41
TOTAL FROM INVESTMENT OPERATIONS                              1.20             .87             .70             .18            1.05
Less Distributions:
  Dividends (from net investment income)*                     (.56)           (.67)           (.65)           (.75)           (.67)
  Distributions (from capital gains)*                           --              --              --            (.07)           (.11)
TOTAL DISTRIBUTIONS                                           (.56)           (.67)           (.65)           (.82)           (.78)
Net Asset Value, End of Period                         $     12.30     $     11.66     $     11.46     $     11.41     $     12.05
TOTAL RETURN                                                 10.48%           7.74%           6.25%           1.60%           9.11%
Net Assets, End of Period (in thousands)               $   591,189     $   387,509     $   242,401     $   186,681     $   129,582
Average Net Assets for the Period (in thousands)       $   466,274     $   317,156     $   206,242     $   161,459     $    86,627
Ratio of Gross Expenses to Average Net Assets(2)              0.66%           0.67%           0.76%           0.72%           0.73%
Ratio of Net Expenses to Average Net Assets(2)                0.66%           0.67%           0.76%           0.72%           0.73%
Ratio of Net Investment Income to Average Net Assets          5.02%           5.87%           7.02%           6.99%           6.36%
Portfolio Turnover Rate                                        229%            308%            202%            116%            145%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1) Period January 18, 2000 (inception) to December 31, 2000.
(2) See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

FOR A SHARE OUTSTANDING DURING THE                                         JANUS ASPEN MONEY MARKET PORTFOLIO
FISCAL YEAR ENDED DECEMBER 31                             2002             2001           2000            1999            1998
NET ASSET VALUE, BEGINNING OF PERIOD                   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
Income from Investment Operations:
  Net investment income/(loss)                                 .02             .04             .06             .05             .05
  Net gain/(loss) on securities (both realized and
   unrealized)                                                  --              --              --              --              --
TOTAL FROM INVESTMENT OPERATIONS                               .02             .04             .06             .05             .05
Less Distributions:
  Dividends (from net investment income)*                     (.02)           (.04)           (.06)           (.05)           (.05)
  Distributions (from capital gains)*                           --              --              --              --              --
TOTAL DISTRIBUTIONS                                           (.02)           (.04)           (.06)           (.05)           (.05)
Net Asset Value, End of Period                         $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
TOTAL RETURN                                                  1.63%           4.22%           6.29%           4.98%           5.36%
Net Assets, End of Period (in thousands)               $    73,402     $   100,231     $    70,808     $    69,266     $    38,690
Average Net Assets for the Period (in thousands)       $    93,310     $    96,524     $    64,491     $    54,888     $    31,665
Ratio of Gross Expenses to Average Net Assets(1)              0.39%           0.34%           0.36%           0.43%           0.34%
Ratio of Net Expenses to Average Net Assets(1)                0.39%           0.34%           0.36%           0.43%           0.34%
Ratio of Net Investment Income to Average Net Assets          1.63%           4.07%           6.13%           4.94%           5.21%

*See Note 3 in Notes to Financial Statements.
(1) See Note 5 in Notes to Financial Statements.

 See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS - SERVICE SHARES

                                                                                       JANUS ASPEN
FOR A SHARE OUTSTANDING DURING THE                                                  GROWTH PORTFOLIO
FISCAL YEAR ENDED DECEMBER 31                                                2002            2001            2000
NET ASSET VALUE, BEGINNING OF PERIOD                                  $     19.76     $     26.36     $     33.52
Income from Investment Operations:
  Net investment income/(loss)                                               (.04)           (.02)           (.01)
  Net gain/(loss) on securities (both realized and unrealized)              (5.24)          (6.54)          (4.58)
TOTAL FROM INVESTMENT OPERATIONS                                            (5.28)          (6.56)          (4.59)
Less Distributions:
  Dividends (from net investment income)*                                      --              --              --
  Distributions (from capital gains)*                                          --            (.04)          (2.57)
  Tax return of capital*                                                       --              --              --
TOTAL DISTRIBUTIONS                                                            --            (.04)          (2.57)
Net Asset Value, End of Period                                        $     14.48     $     19.76     $     26.36
TOTAL RETURN                                                               (26.72)%        (24.90)%        (14.75)%
Net Assets, End of Period (in thousands)                              $   177,327     $   237,012     $   104,656
Average Net Assets for the Period (in thousands)                      $   219,594     $   160,200     $    29,782
Ratio of Gross Expenses to Average Net Assets(1)                             0.92%           0.91%           0.92%
Ratio of Net Expenses to Average Net Assets(1)                               0.92%           0.91%           0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets                 (0.33)%         (0.20)%         (0.07)%
Portfolio Turnover Rate                                                        36%             48%             47%

                                                                                       JANUS ASPEN
FOR A SHARE OUTSTANDING DURING THE                                             AGGRESSIVE GROWTH PORTFOLIO
FISCAL YEAR ENDED DECEMBER 31                                                2002            2001            2000
NET ASSET VALUE, BEGINNING OF PERIOD                                  $     21.73     $     35.97     $     59.16
Income from Investment Operations:
  Net investment income/(loss)                                               (.04)           (.09)            .12
  Net gain/(loss) on securities (both realized and unrealized)              (6.07)         (14.15)         (16.98)
TOTAL FROM INVESTMENT OPERATIONS                                            (6.11)         (14.24)         (16.86)
Less Distributions:
  Dividends (from net investment income)*                                      --              --              --
  Distributions (from capital gains)*                                          --              --           (4.58)
  Tax return of capital*                                                       --              --           (1.75)
TOTAL DISTRIBUTIONS                                                            --              --           (6.33)
Net Asset Value, End of Period                                        $     15.62     $     21.73     $     35.97
TOTAL RETURN                                                               (28.12)%        (39.59)%        (31.78)%
Net Assets, End of Period (in thousands)                              $   137,089     $   169,656     $   126,135
Average Net Assets for the Period (in thousands)                      $   149,682     $   146,884     $    43,775
Ratio of Gross Expenses to Average Net Assets(1)                             0.92%           0.92%           0.92%
Ratio of Net Expenses to Average Net Assets(1)                               0.92%           0.92%           0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets                 (0.32)%         (0.48)%         (0.65)%
Portfolio Turnover Rate                                                        63%             99%             82%

                                                                                       JANUS ASPEN
FOR A SHARE OUTSTANDING DURING THE                                           CAPITAL APPRECIATION PORTFOLIO
FISCAL YEAR ENDED DECEMBER 31                                                2002            2001            2000
NET ASSET VALUE, BEGINNING OF PERIOD                                  $     20.57     $     26.54     $     32.77
Income from Investment Operations:
  Net investment income/(loss)                                                .06             .14             .27
  Net gain/(loss) on securities (both realized and unrealized)              (3.33)          (5.92)          (6.27)
TOTAL FROM INVESTMENT OPERATIONS                                            (3.27)          (5.78)          (6.00)
Less Distributions:
  Dividends (from net investment income)*                                    (.06)           (.19)           (.22)
  Distributions (from capital gains)*                                          --              --            (.01)
TOTAL DISTRIBUTIONS                                                          (.06)           (.19)           (.23)
Net Asset Value, End of Period                                        $     17.24     $     20.57     $     26.54
TOTAL RETURN                                                               (15.93)%        (21.83)%        (18.37)%
Net Assets, End of Period (in thousands)                              $   367,266     $   498,094     $   527,960
Average Net Assets for the Period (in thousands)                      $   432,801     $   514,004     $   311,628
Ratio of Gross Expenses to Average Net Assets(1)                             0.92%           0.91%           0.92%
Ratio of Net Expenses to Average Net Assets(1)                               0.92%           0.91%           0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets                  0.30%           0.69%           1.52%
Portfolio Turnover Rate                                                        62%             67%             41%

                                                                                       JANUS ASPEN
FOR A SHARE OUTSTANDING DURING THE                                                CORE EQUITY PORTFOLIO
FISCAL YEAR ENDED DECEMBER 31                                                2002            2001            2000
NET ASSET VALUE, BEGINNING OF PERIOD                                  $     16.15     $     19.05     $     27.15
Income from Investment Operations:
  Net investment income/(loss)                                                .01             .05             .01
  Net gain/(loss) on securities (both realized and unrealized)              (2.99)          (2.31)          (1.93)
TOTAL FROM INVESTMENT OPERATIONS                                            (2.98)          (2.26)          (1.92)
Less Distributions:
  Dividends (from net investment income)*                                    (.01)           (.05)           (.01)
  Distributions (from capital gains)*                                          --            (.59)          (6.17)
TOTAL DISTRIBUTIONS                                                          (.01)           (.64)          (6.18)
Net Asset Value, End of Period                                        $     13.16     $     16.15     $     19.05
TOTAL RETURN                                                               (18.45)%        (12.04)%         (8.24)%
Net Assets, End of Period (in thousands)                              $     1,251     $       971     $       306
Average Net Assets for the Period (in thousands)                      $     1,012     $       612     $        93
Ratio of Gross Expenses to Average Net Assets(1)                             1.50%           1.30%           1.52%
Ratio of Net Expenses to Average Net Assets(1)                               1.50%           1.30%           1.52%
Ratio of Net Investment Income/(Loss) to Average Net Assets                  0.09%           0.44%           0.38%
Portfolio Turnover Rate                                                        97%            114%             95%

*See Note 3 in Notes to Financial Statements.
(1) See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                                                                       JANUS ASPEN
FOR A SHARE OUTSTANDING DURING THE                                                 BALANCED PORTFOLIO
FISCAL YEAR ENDED DECEMBER 31                                                2002            2001            2000
NET ASSET VALUE, BEGINNING OF PERIOD                                  $     23.31     $     24.92     $     27.82
Income from Investment Operations:
  Net investment income/(loss)                                                .45             .47             .17
  Net gain/(loss) on securities (both realized and unrealized)              (2.00)          (1.68)           (.52)
TOTAL FROM INVESTMENT OPERATIONS                                            (1.55)          (1.21)           (.35)
Less Distributions:
  Dividends (from net investment income)*                                    (.44)           (.40)           (.22)
  Distributions (from capital gains)*                                          --              --           (2.31)
  Tax return of capital*                                                       --              --            (.02)
TOTAL DISTRIBUTIONS                                                          (.44)           (.40)          (2.55)
Net Asset Value, End of Period                                        $     21.32     $     23.31     $     24.92
TOTAL RETURN                                                                (6.67)%         (4.90)%         (1.37)%
Net Assets, End of Period (in thousands)                              $   282,367     $   192,338     $    48,634
Average Net Assets for the Period (in thousands)                      $   237,813     $   108,835     $    13,810
Ratio of Gross Expenses to Average Net Assets(1)                             0.92%           0.91%           0.92%
Ratio of Net Expenses to Average Net Assets(1)                               0.92%           0.91%           0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets                  2.28%           2.58%           2.93%
Portfolio Turnover Rate                                                        94%            114%             72%

                                                                                       JANUS ASPEN
FOR A SHARE OUTSTANDING DURING THE                                             GROWTH AND INCOME PORTFOLIO
FISCAL YEAR ENDED DECEMBER 31                                                2002            2001            2000
NET ASSET VALUE, BEGINNING OF PERIOD                                  $     14.87     $     17.35     $     20.63
Income from Investment Operations:
  Net investment income/(loss)                                                .08             .12             .07
  Net gain/(loss) on securities (both realized and unrealized)              (3.31)          (2.47)          (2.99)
TOTAL FROM INVESTMENT OPERATIONS                                            (3.23)          (2.35)          (2.92)
Less Distributions:
  Dividends (from net investment income)*                                    (.08)           (.13)           (.05)
  Distributions (from capital gains)*                                          --              --            (.31)
  Tax return of capital*                                                       --              --              --
TOTAL DISTRIBUTIONS                                                          (.08)           (.13)           (.36)
Net Asset Value, End of Period                                        $     11.56     $     14.87     $     17.35
TOTAL RETURN                                                               (21.77)%        (13.58)%        (14.31)%
Net Assets, End of Period (in thousands)                              $    62,087     $    85,154     $    54,212
Average Net Assets for the Period (in thousands)                      $    78,089     $    73,705     $    12,868
Ratio of Gross Expenses to Average Net Assets(1)                             1.01%           0.95%           1.11%
Ratio of Net Expenses to Average Net Assets(1)                               1.01%           0.95%           1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets                  0.57%           0.91%           1.20%
Portfolio Turnover Rate                                                        54%             52%             37%

                                                                                       JANUS ASPEN
FOR A SHARE OUTSTANDING DURING THE                                              STRATEGIC VALUE PORTFOLIO
FISCAL YEAR OR PERIOD ENDED DECEMBER 31                                      2002            2001         2000(2)
NET ASSET VALUE, BEGINNING OF PERIOD                                  $      9.18     $     10.04     $     10.00
Income from Investment Operations:
  Net investment income/(loss)                                                 --              --             .01
  Net gain/(loss) on securities (both realized and unrealized)              (2.15)           (.84)            .03
TOTAL FROM INVESTMENT OPERATIONS                                            (2.15)           (.84)            .04
Less Distributions:
  Dividends (from net investment income)*                                      --            (.02)             --
  Distributions (from capital gains)*                                          --              --              --
  Tax return of capital*                                                       --              --              --
TOTAL DISTRIBUTIONS                                                            --            (.02)             --
Net Asset Value, End of Period                                        $      7.03     $      9.18     $     10.04
TOTAL RETURN**                                                             (23.42)%         (8.38)%          0.40%
Net Assets, End of Period (in thousands)                              $    15,288     $    15,605     $     1,538
Average Net Assets for the Period (in thousands)                      $    18,107     $     7,996     $       431
Ratio of Gross Expenses to Average Net Assets***(1)                          1.50%           1.50%           1.52%
Ratio of Net Expenses to Average Net Assets***(1)                            1.50%           1.50%           1.52%
Ratio of Net Investment Income/(Loss) to Average Net Assets***              (0.48)%          0.09%           0.66%
Portfolio Turnover Rate***                                                     50%             86%             47%

                                                                                       JANUS ASPEN
FOR A SHARE OUTSTANDING DURING THE                                           INTERNATIONAL GROWTH PORTFOLIO
FISCAL YEAR OR PERIOD ENDED DECEMBER 31                                      2002            2001            2000
NET ASSET VALUE, BEGINNING OF PERIOD                                  $     23.30     $     30.64     $     38.29
Income from Investment Operations:
  Net investment income/(loss)                                                .13             .18             .46
  Net gain/(loss) on securities (both realized and unrealized)              (6.12)          (7.35)          (6.39)
TOTAL FROM INVESTMENT OPERATIONS                                            (5.99)          (7.17)          (5.93)
Less Distributions:
  Dividends (from net investment income)*                                    (.13)           (.17)           (.47)
  Distributions (from capital gains)*                                          --              --            (.91)
  Tax return of capital*                                                       --              --            (.34)
TOTAL DISTRIBUTIONS                                                          (.13)           (.17)          (1.72)
Net Asset Value, End of Period                                        $     17.18     $     23.30     $     30.64
TOTAL RETURN**                                                             (25.76)%        (23.43)%        (16.14)%
Net Assets, End of Period (in thousands)                              $   380,620     $   541,803     $   497,212
Average Net Assets for the Period (in thousands)                      $   477,995     $   522,001     $   269,680
Ratio of Gross Expenses to Average Net Assets***(1)                          0.99%           0.96%           0.96%
Ratio of Net Expenses to Average Net Assets***(1)                            0.99%           0.96%           0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets***               0.67%           0.68%           1.85%
Portfolio Turnover Rate***                                                     74%             65%             67%

   *See Note 3 in Notes to Financial Statements.
  **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.
(2) Period May 1, 2000 (inception) to December 31, 2000.

See Notes to Financial Statements.

                                                                                       JANUS ASPEN
FOR A SHARE OUTSTANDING DURING THE                                             WORLDWIDE GROWTH PORTFOLIO
FISCAL YEAR OR PERIOD ENDED DECEMBER 31                                      2002            2001            2000
NET ASSET VALUE, BEGINNING OF PERIOD                                  $     28.38     $     36.77     $     47.49
Income from Investment Operations:
  Net investment income/(loss)                                                .14             .17            (.07)
  Net gain/(loss) on securities (both realized and unrealized)              (7.43)          (8.48)          (6.97)
TOTAL FROM INVESTMENT OPERATIONS                                            (7.29)          (8.31)          (7.04)
Less Distributions:
  Dividends (from net investment income)*                                    (.14)           (.08)           (.02)
  Distributions (from capital gains)*                                          --              --           (3.52)
  Tax return of capital*                                                       --              --            (.14)
TOTAL DISTRIBUTIONS                                                          (.14)           (.08)          (3.68)
Net Asset Value, End of Period                                        $     20.95     $     28.38     $     36.77
TOTAL RETURN**                                                             (25.71)%        (22.62)%        (15.99)%
Net Assets, End of Period (in thousands)                              $   192,629     $   171,392     $    71,757
Average Net Assets for the Period (in thousands)                      $   188,639     $   119,429     $    22,158
Ratio of Gross Expenses to Average Net Assets***(1)                          0.95%           0.94%           0.95%
Ratio of Net Expenses to Average Net Assets***(1)                            0.95%           0.94%           0.94%
Ratio of Net Investment Income to Average Net Assets***                      0.64%           0.47%           0.29%
Portfolio Turnover Rate***                                                     73%             82%             66%

                                                                              JANUS ASPEN
FOR A SHARE OUTSTANDING DURING THE                                  INTERNATIONAL VALUE PORTFOLIO(2)
FISCAL YEAR OR PERIOD ENDED DECEMBER 31                                      2002         2001(3)
NET ASSET VALUE, BEGINNING OF PERIOD                                  $     10.49     $     10.00
Income from Investment Operations:
  Net investment income/(loss)                                                 --             .01
  Net gain/(loss) on securities (both realized and unrealized)              (1.41)            .49
TOTAL FROM INVESTMENT OPERATIONS                                            (1.41)            .50
Less Distributions:
  Dividends (from net investment income)*                                      --            (.01)
  Distributions (from capital gains)*                                        (.08)             --
  Tax return of capital*                                                       --              --
TOTAL DISTRIBUTIONS                                                          (.08)           (.01)
Net Asset Value, End of Period                                        $      9.00     $     10.49
TOTAL RETURN**                                                             (13.37)%          4.97%
Net Assets, End of Period (in thousands)                              $     5,969     $     2,108
Average Net Assets for the Period (in thousands)                      $     3,989     $     1,947
Ratio of Gross Expenses to Average Net Assets***(1)                          1.50%           1.50%
Ratio of Net Expenses to Average Net Assets***(1)                            1.50%           1.50%
Ratio of Net Investment Income to Average Net Assets***                     (0.09)%          0.10%
Portfolio Turnover Rate***                                                    106%             22%

                                                                                       JANUS ASPEN
FOR A SHARE OUTSTANDING DURING THE                                           GLOBAL LIFE SCIENCES PORTFOLIO
FISCAL YEAR OR PERIOD ENDED DECEMBER 31                                      2002            2001         2000(4)
NET ASSET VALUE, BEGINNING OF PERIOD                                  $      7.75     $      9.31     $     10.00
Income from Investment Operations:
  Net investment income/(loss)                                                 --              --              --
  Net gain/(loss) on securities (both realized and unrealized)              (2.29)          (1.56)           (.69)
TOTAL FROM INVESTMENT OPERATIONS                                            (2.29)          (1.56)           (.69)
Less Distributions:
  Dividends (from net investment income)*                                      --              --              --
TOTAL DISTRIBUTIONS                                                            --              --              --
Net Asset Value, End of Period                                        $      5.46     $      7.75     $      9.31
TOTAL RETURN**                                                             (29.55)%        (16.76)%         (6.90)%
Net Assets, End of Period (in thousands)                              $    26,514     $    44,161     $    48,005
Average Net Assets for the Period (in thousands)                      $    34,475     $    38,230     $    16,247
Ratio of Gross Expenses to Average Net Assets***(1)                          1.12%           1.07%           1.20%
Ratio of Net Expenses to Average Net Assets***(1)                            1.12%           1.06%           1.20%
Ratio of Net Investment Income to Average Net Assets***                     (0.63)%         (0.43)%         (0.03)%
Portfolio Turnover Rate***                                                    113%            109%            137%

                                                                                       JANUS ASPEN
FOR A SHARE OUTSTANDING DURING THE                                             GLOBAL TECHNOLOGY PORTFOLIO
FISCAL YEAR OR PERIOD ENDED DECEMBER 31                                      2002            2001         2000(4)
NET ASSET VALUE, BEGINNING OF PERIOD                                  $      4.08     $      6.55     $     10.00
Income from Investment Operations:
  Net investment income/(loss)                                                 --             .02             .05
  Net gain/(loss) on securities (both realized and unrealized)              (1.67)          (2.46)          (3.46)
TOTAL FROM INVESTMENT OPERATIONS                                            (1.67)          (2.44)          (3.41)
Less Distributions:
  Dividends (from net investment income)*                                      --            (.03)           (.04)
TOTAL DISTRIBUTIONS                                                            --            (.03)           (.04)
Net Asset Value, End of Period                                        $      2.41     $      4.08     $      6.55
TOTAL RETURN**                                                             (40.93)%        (37.31)%        (34.11)%
Net Assets, End of Period (in thousands)                              $   127,656     $   287,103     $   374,544
Average Net Assets for the Period (in thousands)                      $   191,037     $   307,222     $   268,923
Ratio of Gross Expenses to Average Net Assets***(1)                          0.97%           0.95%           0.94%
Ratio of Net Expenses to Average Net Assets***(1)                            0.97%           0.94%           0.94%
Ratio of Net Investment Income to Average Net Assets***                     (0.29)%          0.42%           1.14%
Portfolio Turnover Rate***                                                     70%             91%             34%

   *See Note 3 in Notes to Financial Statements.
  **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.
(2) Formerly, Janus Aspen Global Value Portfolio.
(3) Period May 1, 2001 (inception) to December 31, 2001.
(4) Period January 18, 2000 (inception) to December 31, 2000.

See Notes to Financial Statements.

                                                                                       JANUS ASPEN
FOR A SHARE OUTSTANDING DURING THE                                              FLEXIBLE INCOME PORTFOLIO
FISCAL YEAR ENDED DECEMBER 31                                                2002            2001            2000
NET ASSET VALUE, BEGINNING OF PERIOD                                  $     11.98     $     11.62     $     11.41
Income from Investment Operations:
  Net investment income/(loss)                                                .34             .47             .53
  Net gain/(loss) on securities (both realized and unrealized)                .87             .39             .14
TOTAL FROM INVESTMENT OPERATIONS                                             1.21             .86             .67
Less Distributions:
  Dividends (from net investment income)*                                    (.37)           (.50)           (.46)
  Distributions (from capital gains)*                                          --              --              --
TOTAL DISTRIBUTIONS                                                          (.37)           (.50)           (.46)
Net Asset Value, End of Period                                        $     12.82     $     11.98     $     11.62
TOTAL RETURN                                                                10.16%           7.49%           6.00%
Net Assets, End of Period (in thousands)                              $    14,025     $     2,136     $       568
Average Net Assets for the Period (in thousands)                      $     7,218     $     1,452     $       187
Ratio of Gross Expenses to Average Net Assets(1)                             0.91%           0.91%           0.99%
Ratio of Net Expenses to Average Net Assets(1)                               0.91%           0.90%           0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets                  4.61%           5.56%           6.54%
Portfolio Turnover Rate                                                       229%            308%            202%

                                                                                       JANUS ASPEN
FOR A SHARE OUTSTANDING DURING THE                                               MONEY MARKET PORTFOLIO
FISCAL YEAR ENDED DECEMBER 31                                                2002            2001            2000
NET ASSET VALUE, BEGINNING OF PERIOD                                  $      1.00     $      1.00     $      1.00
Income from Investment Operations:
  Net investment income/(loss)                                                .01             .04             .06
TOTAL FROM INVESTMENT OPERATIONS                                              .01             .04             .06
Less Distributions:
  Dividends (from net investment income)*                                    (.01)           (.04)           (.06)
  Distributions (from capital gains)*                                          --              --              --
TOTAL DISTRIBUTIONS                                                          (.01)           (.04)           (.06)
Net Asset Value, End of Period                                        $      1.00     $      1.00     $      1.00
TOTAL RETURN                                                                 1.36%           3.97%           6.03%
Net Assets, End of Period (in thousands)                              $        11     $        11     $        10
Average Net Assets for the Period (in thousands)                      $        11     $        11     $        10
Ratio of Gross Expenses to Average Net Assets(1)                             0.66%           0.59%           0.61%
Ratio of Net Expenses to Average Net Assets(1)                               0.66%           0.59%           0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets                  1.35%           3.91%           5.84%

*See Note 3 in Notes to Financial Statements.
(1) See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS - SERVICE II SHARES

                                                                            JANUS ASPEN                 JANUS ASPEN
FOR A SHARE OUTSTANDING DURING THE                                INTERNATIONAL GROWTH PORTFOLIO  WORLDWIDE GROWTH PORTFOLIO
FISCAL YEAR ENDED DECEMBER 31                                                      2002                       2002
NET ASSET VALUE, BEGINNING OF PERIOD                                         $    23.24                 $    28.49
Income from Investment Operations:
  Net investment income/(loss)                                                      .04                        .15
  Net gain/(loss) on securities (both realized and unrealized)                    (5.97)                     (7.47)
TOTAL FROM INVESTMENT OPERATIONS                                                  (5.93)                     (7.32)
Less Distributions:
  Dividends (from net investment income)*                                          (.04)                      (.15)
  Distributions (from capital gains)*                                                --                         --
TOTAL DISTRIBUTIONS                                                                (.04)                      (.15)
Net Asset Value, End of Period                                               $    17.27                 $    21.02
TOTAL RETURN                                                                     (25.51)%                   (25.71)%
Net Assets, End of Period (in thousands)                                     $   35,742                 $        7
Average Net Assets for the Period (in thousands)                             $   15,892                 $        9
Ratio of Gross Expenses to Average Net Assets(1)                                   1.01%                      0.95%
Ratio of Net Expenses to Average Net Assets(1)                                     1.01%                      0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets                        0.47%                      0.64%
Portfolio Turnover Rate                                                              74%                        73%

                                                                                       JANUS ASPEN
FOR A SHARE OUTSTANDING DURING THE                                             GLOBAL TECHNOLOGY PORTFOLIO
FISCAL YEAR ENDED DECEMBER 31                                                                2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                  $      4.13
Income from Investment Operations:
  Net investment income/(loss)                                                                .01
  Net gain/(loss) on securities (both realized and unrealized)                              (1.70)
TOTAL FROM INVESTMENT OPERATIONS                                                            (1.69)
Less Distributions:
  Dividends (from net investment income)*                                                      --
  Distributions (from capital gains)*                                                          --
TOTAL DISTRIBUTIONS                                                                            --
Net Asset Value, End of Period                                                        $      2.44
TOTAL RETURN                                                                               (40.92)%
Net Assets, End of Period (in thousands)                                              $    13,911
Average Net Assets for the Period (in thousands)                                      $     6,085
Ratio of Gross Expenses to Average Net Assets(1)                                             1.04%
Ratio of Net Expenses to Average Net Assets(1)                                               1.04%
Ratio of Net Investment Income/(Loss) to Average Net Assets                                 (0.42)%
Portfolio Turnover Rate                                                                        70%

*See Note 3 in Notes to Financial Statements.
(1) See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

NOTES TO SCHEDULES OF INVESTMENTS

ADR                American Depository Receipt
GDR                Global Depository Receipt
New York Shares    Securities of foreign companies trading on the New York Stock
                   Exchange
RNC                Represents non-convertible savings shares

   *Non-income-producing security

  **A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or swap spread lock agreements.

   +Securities are exempt from the registration requirements of the Securities
    Act of 1933 and/or Section 4(2) of the Securities Act and may be deemed to be restricted for resale.

   ^Rate is subject to change. Rate shown reflects current rate.

   @Security is a defaulted security in Janus Aspen Global Technology Portfolio with accrued interest in the amount of $40,000, that was written-off December 10, 2001.

  ^^Security is a defaulted security in Janus Aspen Flexible Income Portfolio with accrued interest in the amount of $39,840, that was written-off December 10, 2001.

 ***Security is a U.S. Treasury Inflation-Protected Security (TIPS).

   #The Investment Company Act of 1940 defines affiliates as those companies in which a Portfolio holds 5% or more of the outstanding voting securities at any time during the period ended December 31, 2002.

                                              PURCHASES                     SALES          REALIZED     DIVIDEND    MARKET VALUE
                                       SHARES          COST        SHARES          COST   GAIN/(LOSS)    INCOME     AT 12/31/02
---------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN GROWTH PORTFOLIO
Dionex Corp.                                --            --       973,378  $ 34,794,420 $ (5,658,907)        --     $ 2,908,698

Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of December 31, 2002.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of the Portfolios and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Portfolios operate and the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Series (the "Trust") was organized as a Delaware Trust on May 20, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Trust offers fourteen Portfolios or series of shares with differing investment objectives and policies. Twelve Portfolios invest primarily in equity securities: Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Core Equity Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Strategic Value Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen International Value Portfolio, Janus Aspen Global Life Sciences Portfolio and Janus Aspen Global Technology Portfolio. One Portfolio invests primarily in income-producing securities: Janus Aspen Flexible Income Portfolio. Janus Aspen Money Market Portfolio invests in short-term money market securities. Each Portfolio is diversified as defined in the 1940 Act, with the exception of the Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Strategic Value Portfolio, Janus Aspen International Value Portfolio, Janus Aspen Global Life Sciences Portfolio and Janus Aspen Global Technology Portfolio, which are nondiversified.

Institutional Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

Service Shares of the Trust are also issued and redeemed only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans.

Effective December 31, 2001, the Trust issued a new class of shares, the Service II Shares in the Janus Aspen International Growth, Janus Aspen Worldwide Growth, and Janus Aspen Global Technology Portfolios. Janus Capital Management LLC ("Janus Capital") invested $10,000 of initial seed capital in each Portfolio of the Service II Shares.

Janus Aspen High-Yield Portfolio was liquidated on October 26, 2001. Regulatory approvals were obtained to substitute shares of the Janus Aspen Flexible Income Portfolio for shares of the Janus Aspen High-Yield Portfolio. 60,319 shares in the amount of $731,670 were exchanged into Janus Aspen Flexible Income Portfolio as a result of the substitution.

Janus Capital invested initial seed capital in the amounts of $500,000,$500,000, $10,000 and $10,000, respectively, for the following Portfolios on December 31, 2002: Janus Aspen Mid Cap Value Portfolio, Janus Aspen Small Cap Value Portfolio, Janus Aspen Risk-Managed Large Cap Growth Portfolio and Janus Aspen Risk-Managed Large Cap Core Portfolio. Janus Aspen Small Cap Value Portfolio began investment operations on December 31, 2002. These Portfolios each have one class of shares, Service Shares.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

As a result of changes in the accounting standards applicable to the Portfolios' financial statements, the Portfolios are no longer required to show certain distribution information as a separate line item. The Portfolios' Financial Highlights included in this report reflect this change.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Money Market Portfolio are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principle markets and the time the net asset value (NAV) is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolios' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as, gains and losses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Portfolios enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Portfolios are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Portfolios may enter into futures contracts and options on securities, financial indices and foreign currencies, forward contracts and interest-rate swaps and swap-related products. The Portfolios intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counter-party to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Portfolios may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolios may not experience similar performance as their assets grow.

ADDITIONAL INVESTMENT RISK
A portion of the Janus Aspen Flexible Income Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, or political environment, or adverse developments specific to the issuer.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security which each portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS
Each Portfolio, except the Money Market Portfolio, makes at least semiannual distributions of substantially all of its investment income and at least an annual distribution of its net realized capital gains, if any. Dividends are declared daily and distributed monthly for the Janus Aspen Money Market Portfolio. The majority of dividends and capital gains distributions from a Portfolio will be automatically reinvested into additional shares of that Portfolio.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER
   TRANSACTIONS WITH AFFILIATES

Each equity Portfolio is subject to advisory fees payable to Janus Capital based upon an annual rate of .65% of average net assets. The Janus Aspen Flexible Income Portfolio is subject to advisory fees payable to Janus Capital based upon annual rates of .65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. The Janus Aspen Money Market Portfolio's advisory fee rate is .25% of average net assets.

Janus Capital has agreed to reduce its fee to the extent normal operating expenses exceed 1% of the average net assets of the Janus Aspen Flexible Income Portfolio and .50% of the average net assets of the Janus Aspen Money Market Portfolio for a fiscal year. Janus Capital has also agreed to reduce its fee to the extent that normal operating expenses exceed 1.25% of the average net assets of the Janus Aspen Core Equity, Janus Aspen Strategic Value, Janus Aspen International Value, Janus Aspen Global Life Sciences and Janus Aspen Global Technology Portfolios.

Janus Capital has agreed to continue these fee waivers and reductions until at least the next annual renewal of the advisory contracts. The distribution fee applicable to the Service and Service II Shares is not included in these expense limits.

During the year ended December 31, 2002, Janus Capital reimbursed Janus Aspen Flexible Income Portfolio for certain trading errors, the amounts of which were insignificant.

Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and trustees of the Portfolios may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Portfolios.

Janus Distributors LLC, a wholly owned subsidiary of Janus Capital, is a distributor of the Portfolios. The Service and Service II Shares have each adopted a Distribution and Shareholder Servicing Plan (the "Plans") pursuant to Rule 12b-1 under The 1940 Act. The Plans authorize payments by the Portfolios in connection with the distribution of the Service and Service II Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to ..25% of the Service and Service II Shares' average daily net assets.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides a shareholder accounting system to the Portfolios. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended December 31, 2002, are noted below.

                                                       DST SECURITIES, INC.   PORTFOLIO EXPENSE     DST SYSTEMS
PORTFOLIO                                                COMMISSIONS PAID        REDUCTION             COSTS
---------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                $   48,016          $   36,021          $  (31,660)
Janus Aspen Aggressive Growth Portfolio                         98,357              73,786             (69,181)
Janus Aspen Capital Appreciation Portfolio                          --                  --               4,207
Janus Aspen Core Equity Portfolio                                  103                  77               3,827
Janus Aspen Balanced Portfolio                                  56,153              42,125             (37,815)
Janus Aspen Growth and Income Portfolio                          1,708               1,281               2,665
Janus Aspen Strategic Value Portfolio                               14                  11               3,908
Janus Aspen International Growth Portfolio                          --                  --               5,742
Janus Aspen Worldwide Growth Portfolio                          32,922              24,698             (18,588)
Janus Aspen International Value Portfolio(1)                        --                  --               2,382
Janus Aspen Global Life Sciences Portfolio                          35                  26               3,863
Janus Aspen Global Technology Portfolio                            502                 376               4,755
Janus Aspen Flexible Income Portfolio                               --                  --               4,054
Janus Aspen Money Market Portfolio                                  --                  --               3,703

(1) Formerly, Janus Aspen Global Value Portfolio.

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolios must satisfy under the income tax regulations, (2) losses or deductions the Portfolios may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of December 31, 2002 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between December 31, 2008 and December 31, 2010.

In 2002, the Portfolios noted below incurred "Post-October" losses during the period from November 1 through December 31, 2002. These losses will be deferred for tax purposes and recognized in 2003.

Other book to tax differences in 2002 primarily consist of foreign currency contract adjustments. The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                                      UNDISTRIBUTED        UNDISTRIBUTED
                                                         ORDINARY            LONG-TERM       ACCUMULATED
                                                          INCOME               GAINS        CAPITAL LOSSES
------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                       --                 --   $ (1,200,369,393)
Janus Aspen Aggressive Growth Portfolio                            --                 --     (2,404,166,280)
Janus Aspen Capital Appreciation Portfolio           $        933,697                 --       (610,660,317)
Janus Aspen Core Equity Portfolio                               8,781                 --         (3,111,498)
Janus Aspen Balanced Portfolio                              8,676,214                 --       (418,902,732)
Janus Aspen Growth and Income Portfolio                       113,553                 --        (54,356,446)
Janus Aspen Strategic Value Portfolio                              --                 --         (4,879,486)
Janus Aspen International Growth Portfolio                    223,910                 --       (694,834,972)
Janus Aspen Worldwide Growth Portfolio                      3,417,879                 --     (2,228,492,169)
Janus Aspen International Value Portfolio(1)                       --                 --           (237,189)
Janus Aspen Global Life Sciences Portfolio                         --                 --        (19,482,036)
Janus Aspen Global Technology Portfolio                            --                 --       (439,917,488)
Janus Aspen Flexible Income Portfolio                       1,572,459                 --         (4,828,567)
Janus Aspen Money Market Portfolio                                313                 --               (465)

                                                                          NET TAX AP/DP
                                                          POST-             ON FOREIGN           NET TAX
                                                         OCTOBER             CURRENCY            AP/DP ON
                                                         DEFERRAL           AND FUTURES         INVESTMENTS
------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                         $    (75,699,675)   $        (17,003)   $   (282,654,036)
Janus Aspen Aggressive Growth Portfolio                   (26,767,092)                 --         (86,369,864)
Janus Aspen Capital Appreciation Portfolio                (10,634,665)                118        (121,813,993)
Janus Aspen Core Equity Portfolio                            (124,637)                 23            (660,259)
Janus Aspen Balanced Portfolio                            (25,355,709)              4,275         (46,153,670)
Janus Aspen Growth and Income Portfolio                      (582,786)              1,577         (18,882,004)
Janus Aspen Strategic Value Portfolio                         (92,240)                170          (3,068,943)
Janus Aspen International Growth Portfolio                (28,260,066)           (564,557)        (77,972,970)
Janus Aspen Worldwide Growth Portfolio                    (62,426,561)         (3,690,513)       (282,691,556)
Janus Aspen International Value Portfolio(1)                 (160,526)                856            (262,506)
Janus Aspen Global Life Sciences Portfolio                 (2,022,436)              1,008             335,359
Janus Aspen Global Technology Portfolio                    (1,536,909)            (64,109)        (39,888,156)
Janus Aspen Flexible Income Portfolio                        (258,058)             12,663          26,659,646
Janus Aspen Money Market Portfolio                                 --                  --                  --

AP/DP Appreciation/(Depreciation)
(1) Formerly, Janus Aspen Global Value Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of December 31, 2002 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                                                   FEDERAL TAX           UNREALIZED            UNREALIZED
PORTFOLIO                                                              COST             APPRECIATION         (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                      $ 1,955,118,818      $   139,732,164      $  (422,386,200)
Janus Aspen Aggressive Growth Portfolio                             1,559,586,399          110,572,247         (196,942,111)
Janus Aspen Capital Appreciation Portfolio                          1,016,334,300           43,620,969         (165,434,962)
Janus Aspen Core Equity Portfolio                                      11,607,836              439,296           (1,099,554)
Janus Aspen Balanced Portfolio                                      3,469,780,891          144,656,000         (190,809,670)
Janus Aspen Growth and Income Portfolio                               135,778,840            4,657,824          (23,539,829)
Janus Aspen Strategic Value Portfolio                                  21,568,257              907,804           (3,976,747)
Janus Aspen International Growth Portfolio                          1,097,651,073           68,482,920         (146,455,890)
Janus Aspen Worldwide Growth Portfolio                              4,232,116,782          236,999,345         (519,960,901)
Janus Aspen International Value Portfolio(1)                            5,998,949              213,408             (475,914)
Janus Aspen Global Life Sciences Portfolio                             29,510,917            2,482,405           (2,147,046)
Janus Aspen Global Technology Portfolio                               185,211,464            8,971,051          (48,859,207)
Janus Aspen Flexible Income Portfolio                                 572,757,322           28,193,726           (1,534,080)
Janus Aspen Money Market Portfolio                                     73,082,728                   --                   --

(1) Formerly, Janus Aspen Global Value Portfolio.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                                      DISTRIBUTIONS
                                                    -------------------------------------------------
                                                    FROM ORDINARY     FROM LONG-TERM    TAX RETURN OF   NET INVESTMENT
PORTFOLIO                                              INCOME         CAPITAL GAINS        CAPITAL           LOSS
----------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                   --               --               --     $ (2,223,548)
Janus Aspen Aggressive Growth Portfolio                        --               --               --       (1,655,081)
Janus Aspen Capital Appreciation Portfolio           $  4,849,092               --               --               --
Janus Aspen Core Equity Portfolio                          38,649               --               --               --
Janus Aspen Balanced Portfolio                         86,774,594               --               --               --
Janus Aspen Growth and Income Portfolio                 1,010,388               --               --               --
Janus Aspen Strategic Value Portfolio                          --               --               --          (96,443)
Janus Aspen International Growth Portfolio              9,487,360               --               --               --
Janus Aspen Worldwide Growth Portfolio                 42,418,232               --               --               --
Janus Aspen International Value Portfolio(1)               20,871     $      6,473               --           (5,658)
Janus Aspen Global Life Sciences Portfolio                     --               --               --         (233,847)
Janus Aspen Global Technology Portfolio                        --               --               --         (622,854)
Janus Aspen Flexible Income Portfolio                  23,512,444               --               --               --
Janus Aspen Money Market Portfolio                      1,526,271               --               --               --

(1) Formerly, Janus Aspen Global Value Portfolio.

Janus Aspen International Growth and Janus Aspen Worldwide Growth Portfolios have elected to pass through to shareholders foreign taxes under Section 853. Foreign taxes paid and foreign source income for the Portfolios are as follows:

PORTFOLIO                                             FOREIGN TAXES PAID        FOREIGN SOURCE INCOME
-----------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio               $ 2,102,752                $ 20,912,033
Janus Aspen Worldwide Growth Portfolio                     4,900,206                  52,937,662

4. EXPENSES

The Portfolios' expenses may be reduced through expense-reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Portfolios' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers.

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Aspen Service and Service II Shares each pay a distribution fee of up to ..25% of average net assets.

5. EXPENSE RATIOS

Listed below are the gross expense ratios for the various Portfolios that would be in effect, absent the waiver of certain fees, and offsets.

                                                                                                                        SERVICE II
                                                           INSTITUTIONAL SHARES                     SERVICE SHARES        SHARES
PORTFOLIO                                      2002     2001      2000      1999      1998     2002      2001      2000     2002
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                   0.67%    0.66%     0.67%     0.69%     0.75%    0.92%     0.91%     0.92%      N/A
Janus Aspen Aggressive Growth Portfolio        0.67%    0.67%     0.66%     0.70%     0.75%    0.92%     0.92%     0.92%      N/A
Janus Aspen Capital Appreciation Portfolio     0.67%    0.66%     0.67%     0.79%     0.97%    0.92%     0.91%     0.92%      N/A
Janus Aspen Core Equity Portfolio              1.87%    1.13%     1.65%     1.38%     1.86%    2.12%     1.30%     2.03%      N/A
Janus Aspen Balanced Portfolio                 0.67%    0.66%     0.66%     0.69%     0.74%    0.92%     0.91%     0.92%      N/A
Janus Aspen Growth and Income Portfolio        0.76%    0.70%     0.78%     1.15%     3.06%(3) 1.01%     0.95%     1.11%      N/A
Janus Aspen Strategic Value Portfolio          1.28%    1.34%     3.45%(1)   N/A       N/A     1.53%     1.60%     3.72%(1)   N/A
Janus Aspen International Growth Portfolio     0.74%    0.71%     0.71%     0.84%     0.95%    0.99%     0.96%     0.96%     1.01%
Janus Aspen Worldwide Growth Portfolio         0.70%    0.69%     0.69%     0.71%     0.74%    0.95%     0.94%     0.95%     0.95%
Janus Aspen International Value Portfolio(5)    N/A      N/A       N/A       N/A       N/A     2.54%     3.62%(4)   N/A       N/A
Janus Aspen Global Life Sciences Portfolio     0.87%    0.81%     1.03%(2)   N/A       N/A     1.12%     1.07%     1.20%(2)   N/A
Janus Aspen Global Technology Portfolio        0.72%    0.68%     0.69%(2)   N/A       N/A     0.97%     0.95%     0.94%(2)  1.04%
Janus Aspen Flexible Income Portfolio          0.66%    0.67%     0.76%     0.72%     0.73%    0.91%     0.91%     0.99%      N/A
Janus Aspen Money Market Portfolio             0.39%    0.34%     0.36%     0.43%     0.34%    0.66%     0.59%     0.61%      N/A

(1) Period May 1, 2000 (inception) to December 31, 2000.
(2) Period January 18, 2000 (inception) to December 31, 2000.
(3) Period May 1, 1998 (inception) to December 31, 1998.
(4) Period May 1, 2001 (inception) to December 31, 2001.
(5) Formerly, Janus Aspen Global Value Portfolio.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of Janus Aspen Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Core Equity Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Strategic Value Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen International Value Portfolio (formerly, Janus Aspen Global Value Portfolio), Janus Aspen Global Life Sciences Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen Flexible Income Portfolio and Janus Aspen Money Market Portfolio (fourteen of the portfolios of Janus Aspen Series, hereafter referred to as the "Portfolios") at December 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002, by correspondence with the custodians and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
February 6, 2003

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (UNAUDITED)

1. PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Portfolio (from inception) with one or more widely used market indices through December 31, 2002.

When comparing the performance of a Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Portfolios that invest in foreign securities also provide a summary of investments by country. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing future contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

The Portfolios' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios' liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolios' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolios' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolios, including the advisory fee paid to the investment adviser.

The last section lists the increase or decrease in the value of securities held in the Portfolios. Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the period. "Net Realized and Unrealized Gain/ (Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolios' net assets during the reporting period. Changes in the Portfolios' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios' investment performance. The Portfolios' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios' net assets will not be affected. If you compare each Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolios through purchases or withdrawal via redemptions. Each Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from a Portfolio.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolios' net assets. Because Portfolios must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolios. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolios' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Portfolio during the reporting period. Don't confuse this ratio with a Portfolio's yield. The net investment income ratio is not a true measure of a Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire Portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the Portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the Portfolio is sold every six months.

TRUSTEES AND OFFICERS (UNAUDITED)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. Collectively, these three registered investment companies consist of 59 series or funds.

The Portfolios' officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series.

TRUSTEES

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                              FUND COMPLEX
                           POSITIONS HELD       LENGTH OF       PRINCIPAL OCCUPATIONS         OVERSEEN      OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS      WITH PORTFOLIOS      TIME SERVED     DURING THE PAST FIVE YEARS    BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey*          Chairman and Trustee 5/93-Present    Formerly, President           59            N/A
100 Fillmore Street                                             (1978-2002) and Chief
Denver, CO 80206                                                Executive Officer (1994-2002)
Age 65                                                          of Janus Capital or Janus
                                                                Capital Corporation;
                                                                President and Director
                                                                (1994-2002) of the Janus
                                                                Foundation. Chairman and
                                                                Director (1978-2002) of Janus
                                                                Capital Corporation; and
                                                                Director (1997-2001) of Janus
                                                                Distributors Inc.

INDEPENDENT TRUSTEES
William F. McCalpin        Trustee              6/02-Present    Executive Vice President and  59            Founding Director and
100 Fillmore Street                                             Chief Operating Officer of                  Board Chair, Solar
Denver, CO 80206                                                the Rockefeller Brothers Fund               Development Foundation;
Age 45                                                          (a private family                           Trustee and Vice
                                                                foundation). Formerly,                      President, Asian
                                                                Director of Investments                     Cultural Council.
                                                                (1991-1998) of the John D.
                                                                and Catherine T. MacArthur
                                                                Foundation (a private family
                                                                foundation).

John W. McCarter, Jr.      Trustee              6/02-Present    President and Chief Executive 59            Chairman of the Board,
100 Fillmore Street                                             Officer of the Field Museum                 Divergence LLC;
Denver, CO 80206                                                of Natural History. Formerly,               Director of A.M. Castle
Age 64                                                          Senior Vice President                       & Co., Harris Insight
                                                                (1987-1997) of Booz-Allen &                 Funds, W.W. Grainger
                                                                Hamilton, Inc. (a management                Inc.; Trustee of WTTW
                                                                consulting firm).                           (Chicago public
                                                                                                            television station),
                                                                                                            the University of
                                                                                                            Chicago and Chicago
                                                                                                            Public Education Fund.

Dennis B. Mullen           Trustee              9/93-Present    Private Investor. Formerly    59            Board member, Red Robin
100 Fillmore Street                                             (1997-1998) Chief Financial                 Gourmet Burgers, Inc.
Denver, CO 80206                                                Officer - Boston Market
Age 59                                                          Concepts, Boston Chicken,
                                                                Inc., Golden, CO (a
                                                                restaurant chain)

*The Portfolios are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                              FUND COMPLEX
                           POSITIONS HELD       LENGTH OF       PRINCIPAL OCCUPATIONS         OVERSEEN      OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS      WITH PORTFOLIOS      TIME SERVED     DURING THE PAST FIVE YEARS    BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
(CONT.)
James T. Rothe             Trustee              1/97-Present    Professor of Business,        59            Director of Optika, Inc.
100 Fillmore Street                                             University of Colorado,                     and NeoCore Corp.
Denver, CO 80206                                                Colorado Springs.
Age 59                                                          Formerly, Distinguished
                                                                Visiting Professor of
                                                                Business (2001-2002),
                                                                Thunderbird (American
                                                                Graduate School of
                                                                International Management),
                                                                Phoenix, AZ; and Principal
                                                                (1999) of Phillips-Smith
                                                                Retail Group, Colorado
                                                                Springs, CO (a venture
                                                                capital firm).

William D. Stewart         Trustee              9/93-Present    Corporate Vice President and  59            N/A
100 Fillmore Street                                             General Manager of MKS
Denver, CO 80206                                                Instruments - HPS Products,
Age 58                                                          Boulder, CO (a manufacturer
                                                                of vacuum fittings and valves)

Martin H. Waldinger        Trustee              9/93-Present    Consultant                    59            N/A
100 Fillmore Street
Denver, CO 80206
Age 64

OFFICERS

                                                                     TERM OF OFFICE** AND   PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS       POSITIONS HELD WITH PORTFOLIOS           LENGTH OF TIME SERVED  DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Laurence J. Chang*          Executive Vice President and             1/00-Present           Vice President of Janus
100 Fillmore Street         Co-Portfolio                                                    Capital. Formerly, Analyst (1993-1998)
Denver, CO 80206            Manager Worldwide Growth Portfolio                              for Janus 2002) for other Janus
Age 37                                                                                      accounts and Capital Corporation.

Jonathan D. Coleman*        Executive Vice President and Portfolio   2/02-Present           Vice President of Janus Capital.
100 Fillmore Street         Manager Aggressive Growth Portfolio                             Formerly, Co-Portfolio Manager
Denver, CO 80206                                                                            (1997-2000) for other Janus accounts
Age 31                                                                                      and Analyst (1994-1997 and 2000-2002)
                                                                                            for Janus Capital Corporation.

David J. Corkins*           Executive Vice President and Portfolio   11/97-Present          Vice President of Janus Capital.
100 Fillmore Street         Manager Growth and Income Portfolio                             Formerly, Analyst (1995-1997) for Janus
Denver, CO 80206                                                                            Capital Corporation.
Age 36

David C. Decker*            Executive Vice President and Portfolio   12/99-Present          Vice President of Janus Capital.
100 Fillmore Street         Manager Strategic Value Portfolio                               Formerly, Portfolio Manager
Denver, CO 80206                                                                            (1996-2002) for other Janus accounts
Age 36                                                                                      and Assistant Vice President
                                                                                            (1996-1997) of Janus Capital
                                                                                            Corporation.


Helen Young Hayes*          Executive Vice President and             3/94-Present           Vice President and Managing Director of
100 Fillmore Street         Co-Portfolio Manager Worldwide Growth                           Janus Capital and Director of Janus
Denver, CO 80206            Portfolio and International Growth                              Capital Group Inc. Formerly, Director
Age 40                      Portfolio                                                       (2000-2002) for Janus Capital
                                                                                            Corporation.

C. Mike Lu*                 Executive Vice President and Portfolio   12/99-Present          Vice President of Janus Capital.
100 Fillmore Street         Manager Global Technology Portfolio                             Formerly, Analyst (1991-1998) for Janus
Denver, CO 80206                                                                            Capital Corporation.
Age 33

Brent A. Lynn*              Executive Vice President and             1/01-Present           Vice President of Janus Capital.
100 Fillmore Street         Co-Portfolio                                                    Formerly, Analyst (1991-2001) for Janus
Denver, CO 80206            Manager International Growth Portfolio                          Capital Corporation.
Age 38

Thomas R. Malley*           Executive Vice President and Portfolio   12/99-Present          Vice President of Janus Capital.
100 Fillmore Street         Manager Global Life Sciences Portfolio                          Formerly, Analyst (1991-1998) for Janus
Denver, CO 80206                                                                            Capital Corporation.
Age 34

Karen L. Reidy*             Executive Vice President and Portfolio   1/00-Present           Vice President of Janus Capital.
100 Fillmore Street         Manager Balanced Portfolio and                                  Formerly, Analyst (1995-1999) for Janus
Denver, CO 80206            Core Equity Portfolio                                           Capital Corporation.
Age 35

Blaine P. Rollins*          Executive Vice President and Portfolio   1/00-Present           Vice President of Janus Capital.
100 Fillmore Street         Manager Growth Portfolio                                        Formerly, Portfolio Manager (1996-
Denver, CO 80206                                                                            1999) for other Janus accounts.
Age 35

Scott W. Schoelzel*         Executive Vice President and Portfolio   5/97-Present           Vice President of Janus Capital.
100 Fillmore Street         Manager Capital Appreciation Portfolio
Denver, CO 80206
Age 44

Ronald V. Speaker*          Executive Vice President and Portfolio   5/93-Present           Vice President of Janus Capital.
100 Fillmore Street         Manager Flexible Income Portfolio                               Formerly, Portfolio Manager (1995-
Denver, CO 80206                                                                            1998) for other Janus accounts.
Age 38

 *"Interested person" of the Trust by virtue of positions with Janus Capital. **Officers are elected annually by the Trustees for a one-year term.

                                                                     TERM OF OFFICE** AND   PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS       POSITIONS HELD WITH FUND                 LENGTH OF TIME SERVED  DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
J. Eric Thorderson*         Executive Vice President                 1/01-Present           Vice President of Janus
100 Fillmore Street         and Portfolio Manager                                           Capital. Formerly, Senior Analyst
Denver, CO 80206            Money Market Portfolio                                          (1996-1999) for Janus Capital
Age 41                                                                                      Corporation.

Jason P. Yee*               Executive Vice President and Portfolio   3/01-Present           Vice President of Janus Capital.
100 Fillmore Street         Manager International Value Portfolio                           Formerly, Portfolio Manager and
Denver, CO 80206                                                                            Managing Director (1996-2000) for Bee &
Age 33                                                                                      Associates and Analyst (2000-2001) for
                                                                                            Janus Capital Corporation.

Thomas A. Early*            Vice President and General Counsel       3/98-Present           Vice President, General Counsel, Chief
100 Fillmore Street                                                                         Corporate Affairs Officer, Secretary
Denver, CO 80206                                                                            and Interim Director of Janus Capital;
Age 48                                                                                      Vice President, General Counsel and
                                                                                            Secretary of Janus Services LLC, Janus
                                                                                            Capital International LLC and Janus
                                                                                            Institutional Services LLC; Vice
                                                                                            President, General Counsel and Director
                                                                                            to Janus International (Asia) Limited
                                                                                            and Janus International Limited; Vice
                                                                                            President, General Counsel and
                                                                                            Secretary to Janus Distributors LLC and
                                                                                            the Janus Foundation; and Director for
                                                                                            Janus Capital Trust Manager Limited,
                                                                                            Janus World Protected Funds and Janus
                                                                                            World Funds. Formerly, Director (2001)
                                                                                            of Janus Distributors, Inc. and Janus
                                                                                            Services, Inc.; Vice President, General
                                                                                            Counsel, secretary and Director
                                                                                            (2000-2002) of Janus International
                                                                                            Holding, Inc.; Executive Vice President
                                                                                            and General Counsel (1997-1998) of
                                                                                            Prudential Investments Fund Management
                                                                                            LLC; and Vice President and General
                                                                                            Counsel (1994-1997) of Prudential
                                                                                            Retirement Services.

Anita E. Falicia            Vice President, Chief Financial          10/02-Present          Vice President of Investment Accounting
100 Fillmore Street         Officer Treasurer and Principal                                 of Janus Capital. Formerly, Assistant
Denver, CO 80206            Accounting Officer                                              Vice President (2000-2002) of Investment
Age 34                                                                                      Accounting of Janus Capital or Janus
                                                                                            Capital Corporation; Director
                                                                                            (1999-2000) of Investment Accounting
                                                                                            of Janus Capital Corporation; and
                                                                                            Director (1997-1999) of Fund
                                                                                            Accounting of Janus Capital
                                                                                            Corporation.

Bonnie M. Howe*             Vice President                           12/99-Present          Vice President and Assistant General
100 Fillmore Street                                                                         Counsel to Janus Capital, Janus
Denver, CO 80206                                                                            Distributors LLC and Janus Services
Age 37                                                                                      LLC. Formerly, Assistant Vice President
                                                                                            (1997-1999) and Associate Counsel
                                                                                            (1995-1999) for Janus Capital
                                                                                            Corporation and Assistant Vice
                                                                                            President (1998-2000) for Janus Service
                                                                                            Corporation.

Kelley Abbott Howes*        Vice President and Secretary             12/99-Present          Vice President of Domestic Funds and
100 Fillmore Street                                                                         Assistant General Counsel of Janus
Denver, CO 80206                                                                            Capital; Vice President and Assistant
Age 37                                                                                      General Counsel of Janus Distributors
                                                                                            LLC and Janus Services LLC. Formerly,
                                                                                            Assistant Vice President (1997-1999) of
                                                                                            Janus Capital Corporation; Chief
                                                                                            Compliance Officer, Director and
                                                                                            President (1997-1999) of Janus
                                                                                            Distributors, Inc.; and Assistant Vice
                                                                                            President (1998-2000) of Janus Service,
                                                                                            Corp.

 *"Interested person" of the Trust by virtue of positions with Janus Capital. **Officers are elected annually by the Trustees for a one-year term.

                                                                     TERM OF OFFICE** AND   PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS       POSITIONS HELD WITH FUND                 LENGTH OF TIME SERVED  DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
David R. Kowalski           Vice President                           6/02-Present           Vice President and Chief Compliance
100 Fillmore Street                                                                         Officer of Janus Capital and Janus
Denver, CO 80206                                                                            Distributors LLC; and Assistant Vice
Age 45                                                                                      President of Janus Services LLC.
                                                                                            Formerly, Senior Vice President and
                                                                                            Director (1985-2000) of Mutual Fund
                                                                                            Compliance for Van Kampen Funds.

Loren M. Starr*             Vice President and Chief Executive       9/02-Present           Vice President, Chief Financial
100 Fillmore Street         Officer                                                         Officer and Interim Director of Janus
Denver, CO 80206                                                                            Capital; Vice President, Treasurer and
Age 41                                                                                      Chief Financial Officer of Janus
                                                                                            Services LLC and Janus International
                                                                                            Limited; Vice President of, Treasurer
                                                                                            and Chief Financial Officer of Janus
                                                                                            Distributors LLC, Janus Capital
                                                                                            International LLC and Janus
                                                                                            Institutional Services LLC; and
                                                                                            Director of Janus Capital Trust
                                                                                            Manager Limited; Janus World Principal
                                                                                            Protected Funds and Janus World Funds.
                                                                                            Formerly, Vice President of Finance,
                                                                                            Treasurer, CFO (2001-2002) and
                                                                                            Director (2002) for Janus
                                                                                            International Holding, Inc.; Managing
                                                                                            Director, Treasurer and Head of
                                                                                            Corporate Finance and Reporting
                                                                                            (1998-2001) for Putnam Investments;
                                                                                            and Senior Vice President of Financial
                                                                                            Planning and Analysis (1996-1998) for
                                                                                            Lehman Brothers, Inc.

Heidi J. Walter*            Vice President                           4/00-Present           Vice President and Assistant General
100 Fillmore Street                                                                         Counsel to Janus Capital and Janus
Denver, CO 80206                                                                            Services LLC. Formerly, Vice President
Age 35                                                                                      and Senior Legal Counsel (1995-1999)
                                                                                            for Stein Roe & Farnham, Inc.

 *"Interested person" of the Trust by virtue of positions with Janus Capital. **Officers are elected annually by the Trustees for a one-year term.

NOTES

[JANUS LOGO]

                                  www.janus.com

                                  100 Fillmore Street
                                  Denver, CO 80206
                                  1-800-504-4440

Portfolios distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (1/03)

                                                                 109-02-000 2/03

2003 SEMIANNUAL REPORT

JANUS ASPEN SERIES

GROWTH

JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO
JANUS ASPEN GROWTH PORTFOLIO
JANUS ASPEN GROWTH AND INCOME PORTFOLIO
JANUS ASPEN MID CAP GROWTH PORTFOLIO
JANUS ASPEN RISK-MANAGED LARGE CAP GROWTH PORTFOLIO

INTERNATIONAL/GLOBAL

JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO
JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO
JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO
JANUS ASPEN INTERNATIONAL VALUE PORTFOLIO
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

CORE

JANUS ASPEN BALANCED PORTFOLIO
JANUS ASPEN CORE EQUITY PORTFOLIO
JANUS ASPEN RISK-MANAGED LARGE CAP CORE PORTFOLIO

VALUE

JANUS ASPEN MID CAP VALUE PORTFOLIO
JANUS ASPEN SMALL CAP VALUE PORTFOLIO

INCOME

JANUS ASPEN FLEXIBLE INCOME PORTFOLIO
JANUS ASPEN MONEY MARKET PORTFOLIO

[JANUS LOGO]

TABLE OF CONTENTS

JANUS ASPEN SERIES

   Portfolio Managers' Commentaries and Schedules of Investments

   GROWTH

      Capital Appreciation Portfolio                                    1
      Growth Portfolio                                                  4
      Growth and Income Portfolio                                       9
      Mid Cap Growth Portfolio                                         14
      Risk-Managed Large Cap Growth Portfolio                          19

   INTERNATIONAL/GLOBAL

      Global Life Sciences Portfolio                                   26
      Global Technology Portfolio                                      30
      International Growth Portfolio                                   35
      International Value Portfolio                                    40
      Worldwide Growth Portfolio                                       43

   CORE

      Balanced Portfolio                                               48
      Core Equity Portfolio                                            56
      Risk-Managed Large Cap Core Portfolio                            60

   VALUE

      Mid Cap Value Portfolio                                          67
      Small Cap Value Portfolio                                        72

   INCOME

      Flexible Income Portfolio                                        76
      Money Market Portfolio                                           84
   Statements of Assets and Liabilities                                86
   Statements of Operations                                            89
   Statements of Changes in Net Assets                                 92
   Financial Highlights                                                97
   Notes to Schedules of Investments                                  113
   Notes to Financial Statements                                      114
   Explanations of Charts, Tables and Financial Statements            122
   Shareholder Meeting                                                124

JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO

[PHOTO OF SCOTT SCHOELZEL]
Scott Schoelzel
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 8.71% for its Institutional Shares and 8.62% for its Service Shares, while its benchmark, the S&P 500(R) Index, gained 11.75%.(1) For the 12-month period ended June 30, 2003, the Portfolio's Institutional Shares earned a third-quartile position, ranking 86th out of 149 variable annuity large-cap growth funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02%, the broad-based Standard & Poor's 500(R) Index adding 11.75%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months. Although the indices performed solidly, most stocks struggled at the start of the year amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, providing little in the way of clarity about the future direction of the economy as a whole. Meanwhile, the housing market remained robust, but unemployment inched higher as job growth remained elusive. Against this backdrop, the Federal Reserve cut short-term interest rates by 0.25%, stating the economy had grown at a "sub par" pace following the end to the war in Iraq.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Among our biggest disappointments was our position in American International Group, a global insurance and investments provider. General Dynamics was a close second, as our holdings of this diversified defense-related manufacturer declined and detracted from our performance. Another disappointment was consumer financial concern Federal National Mortgage Association (Fannie Mae). Our holdings in energy concern Anadarko and soft drink giant Coca-Cola also worked against us.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
Number one on the Portfolio's list of top-five performers was our position in biotechnology company Genentech, which enjoyed a substantial gain and contributed significantly to our performance. Health services provider UnitedHealth Group also helped boost the Portfolio's returns. Other standouts included our holdings of Bank of America, the nation's third largest bank, and Electronic Arts, which develops interactive computer games. Rounding out our list of strong performers was our position in EchoStar Communications, a satellite television entertainment provider.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE
PERFORMANCE?
Our high exposure to the healthcare sector was the Portfolio's strongest contributor on an absolute basis. Similarly, the consumer discretionary sector also contributed substantially to the Portfolio's absolute returns. By contrast, the industrials and consumer staples sectors detracted from our absolute results, however, the Portfolio maintained minimal exposure in both areas.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?
Strong stock selection in the healthcare arena - a sector in which we were overweight compared to the index - significantly helped the Portfolio's relative performance. Our holdings in this sector included companies like Genentech and UnitedHealth Group. While consumer staples stocks, such as Unilever and Coca Cola, detracted from performance as a group, our very low exposure to this sector helped to minimize the Portfolio's losses relative to the index. Meanwhile, our select stocks in the information technology group, primarily our QUALCOMM holdings, hurt the Portfolio's relative results, as did our stock selection in energy - Anadarko in particular - an area in which we held an overweight position.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?
We will continue to scour the landscape, looking for companies showing the first signs of improving business trends. Many have pared their expense structures to mid-1990 levels and we believe may, therefore, be incrementally profitable with any meaningful pick-up in sales.

AVERAGE ANNUAL TOTAL RETURN - for the periods ended June 30, 2003

[CHART]

                      JANUS ASPEN CAPITAL APPRECIATION
                      PORTFOLIO - INSTITUTIONAL SHARES                SP500 INDEX         RUSSELL 1000 GROWTH INDEX
  5/1/1997                            10000                                10000                     10000
 5/31/1997                         11360.00                                10611                  10721.66
 6/30/1997                         11750.00                             11082.73                  11150.75
 7/31/1997                         12790.00                             11964.34                  12136.95
 8/30/1997                         12700.00                             11294.58                  11426.56
 9/30/1997                         12950.00                             11912.79                  11988.86
10/31/1997                         12510.00                             11515.39                  11545.74
11/30/1997                         12290.00                             12048.02                  12036.14
12/31/1997                         12660.26                             12254.78                  12170.98
 1/31/1998                         12810.73                             12390.19                  12534.92
 2/28/1998                         14024.59                             13283.31                  13477.82
 3/31/1998                         14867.27                             13962.98                   14015.1
 4/30/1998                         15509.31                             14105.97                  14209.04
 5/31/1998                         14837.18                             13863.84                  13805.85
 6/30/1998                         16595.67                             14426.57                   14651.4
 7/31/1998                         17027.12                             14274.10                  14554.42
 8/31/1998                         13976.88                             12211.83                  12370.15
 9/30/1998                         14940.12                             12994.80                  13320.39
10/31/1998                         15060.52                             14050.18                  14390.97
11/30/1998                         16565.57                             14901.39                  15485.63
12/31/1998                         20017.15                             15759.51                  16881.96
 1/31/1999                         22416.39                             16418.28                  17873.24
 2/28/1999                         22125.27                             15908.09                  17056.73
 3/31/1999                         24835.71                             16544.38                  17955.04
 4/30/1999                          25247.3                             17185.05                     17978
 5/31/1999                         23972.39                             16779.70                  17425.49
 6/30/1999                         25158.21                             17708.38                  18646.05
 7/31/1999                          23629.2                             17157.86                  18053.46
 8/31/1999                         23518.55                             17072.91                  18348.44
 9/30/1999                         23578.91                             16605.46                  17962.99
10/31/1999                         25369.46                             17655.81                  19319.52
11/30/1999                         27471.84                             18014.70                  20361.88
12/31/1999                         33427.66                             19074.25                  22479.68
 3/31/2000                         37549.43                             19511.09                  24081.57
 6/30/2000                         32091.41                             18992.86                  23431.42
 9/30/2000                          33118.8                             18808.79                  22171.33
12/31/2000                         27349.03                             17338.15                  17438.85
01/31/2001                         27716.54                             17952.92                  18643.62
02/28/2001                         24715.19                             16316.99                  15478.46
03/31/2001                         22581.58                             15283.88                  13794.13
04/30/2001                         25195.00                             16470.65                  15538.71
05/31/2001                         24990.82                             16581.14                  15310.03
06/30/2001                         23654.86                             16177.73                  14955.47
 7/31/2001                         22636.23                             16018.41                   14581.7
12/31/2001                         21421.90                             15279.05                  13877.25
01/31/2002                         20822.25                             15056.20                  13632.09
02/28/2002                         20294.97                             14765.78                  13066.37
03/31/2002                         21070.38                             15321.17                  13518.31
04/30/2002                         20429.38                             14392.69                  12415.01
05/31/2002                         20501.75                             14287.03                  12114.66
06/30/2002                         19943.84                             13269.72                  10993.99
07/31/2002                         18646.76                             12235.59                   10389.6
12/31/2002                         18064.93                             11903.98                  10007.71
01/31/2003                         17721.73                             11592.33                   9764.88
02/28/2003                         17399.32                             11418.14                   9720.03
03/31/2003                         17752.93                             11528.69                   9900.94
04/30/2003                         18522.53                             12477.86                  10632.98
05/31/2003                         19344.14                             13134.66                  11163.72
06/30/2003                         19639.25                             13302.44                  11317.44

                                           FISCAL          ONE              FIVE            SINCE
                                       YEAR-TO-DATE        YEAR             YEAR          INCEPTION*
------------------------------------------------------------------------------------------------------
Janus Aspen Capital
Appreciation Portfolio
- Institutional Shares                         8.71%          (1.53)%           3.43%           11.57%
------------------------------------------------------------------------------------------------------
Janus Aspen Capital
Appreciation Portfolio
- Service Shares                               8.62%          (1.75)%           2.95%           11.18%
------------------------------------------------------------------------------------------------------
S&P 500(R) Index                              11.75%           0.25%           (1.61)%           4.74%
------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                     13.09%           2.94%           (5.03)%           2.03%

PORTFOLIO STRATEGY

To seek long-term growth of capital by investing primarily in common stocks of issuers of any size, which may include larger well-established issuers and/or smaller emerging growth companies.

[CHART]

PORTFOLIO ASSET MIX - (% of Net Assets)

  U.S. Treasury Note --         0.5%

  Cash and Cash Equivalents -- 14.0%

  Common Stock -- Domestic --  85.5%

Number of Stocks: 26
Top 10 Equities:  50.3%

TOP 10 EQUITY HOLDINGS - (% of Net Assets)

                               JUNE 30, 2003   DECEMBER 31, 2002
UnitedHealth Group, Inc.                7.8%                6.5%
Bank of America Corp.                   7.5%                6.7%
Medtronic, Inc.                         6.5%                6.2%
Exxon Mobil Corp.                       4.9%                4.8%
Microsoft Corp.                         4.9%                5.0%
AOL Time Warner, Inc.                   4.4%                5.4%
SLM Corp.                               4.0%                3.6%
Viacom, Inc. - Class B                  3.6%                3.4%
Genentech, Inc.                         3.4%                1.1%
Goldman Sachs Group, Inc.               3.3%                3.8%

[CHART]

TOP INDUSTRIES - PORTFOLIO vs. Index (% of Net Assets)

- JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO
Super-Regional Banks                         10.2%
Medical -- HMO                                8.5%
Multimedia                                    8.0%
Medical Instruments                           6.5%
Oil Companies -- Integrated                   4.9%
Applications Software                         4.9%
Finance -- Consumer Loans                     4.0%
Medical -- Biomedical and Genetic             3.4%
Finance -- Investment Bankers/Brokers         3.3%
Oil Companies -- Exploration and Production   3.2%

* S&P 500(R) INDEX

(1) All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2003, Lipper ranked Janus Aspen Capital Appreciation Portfolio - Institutional Shares 2nd out of 69 variable annuity large-cap growth funds for the 5-year period.

*The Portfolio's inception date - 5/1/97.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Returns shown for Service Shares for periods prior to their inception (12/31/99) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio.

Nondiversified portfolios may experience greater price volatility. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

Due to recent market volatility, certain portfolios may have an increased position in cash for temporary defensive purposes.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                      MARKET VALUE
-------------------------------------------------------------------------------
Common Stock - 85.5%
Applications Software - 4.9%
      1,734,510 Microsoft Corp.                               $      44,420,801

Athletic Footwear - 3.1%
        523,090 NIKE, Inc. - Class B                                 27,980,084

Cable Television - 2.4%
        628,253 EchoStar Communications Corp. - Class A*             21,750,119

Cellular Telecommunications - 1.9%
        726,950 Vodafone Group PLC                                    1,421,511
        809,505 Vodafone Group PLC (ADR)#                            15,906,773

                                                                     17,328,284

Diversified Operations - 2.9%
        201,800 3M Co.                                               26,028,164

E-Commerce/Services - 2.4%
        207,915 eBay, Inc.*                                          21,660,585

Entertainment Software - 3.1%
        379,045 Electronic Arts, Inc.*                               28,045,540

Finance - Consumer Loans - 4.0%
        937,530 SLM Corp.                                            36,723,050

Finance - Investment Bankers/Brokers - 3.3%
        360,720 Goldman Sachs Group, Inc.                            30,210,300

Medical - Biomedical and Genetic - 3.4%
        428,555 Genentech, Inc.*                                     30,907,387

Medical - Drugs - 2.8%
        463,455 Forest Laboratories, Inc.*                           25,374,161

Medical - HMO - 8.5%
      1,402,590 UnitedHealth Group, Inc.                             70,480,148
         77,930 WellPoint Health Networks, Inc.*                      6,569,499

                                                                     77,049,647

Medical - Wholesale Drug Distributors - 2.7%
        390,195 Cardinal Health, Inc.                                25,089,539

Medical Instruments - 6.5%
      1,221,405 Medtronic, Inc.                                      58,590,798

Multimedia - 8.0%
      2,485,313 AOL Time Warner, Inc.*                               39,988,686
        749,100 Viacom, Inc. - Class B*                              32,705,706

                                                                     72,694,392

Oil Companies - Exploration and Production - 3.2%
        661,215 Anadarko Petroleum Corp.                             29,404,231

Oil Companies - Integrated - 4.9%
      1,243,595 Exxon Mobil Corp.                                    44,657,496

Retail - Regional Department Stores - 1.7%
        304,785 Kohl's Corp.*                                        15,659,853

Super-Regional Banks - 10.2%
        864,335 Bank of America Corp.                                68,308,395
        488,205 Wells Fargo & Co.                                    24,605,532

                                                                     92,913,927

Telecommunication Equipment - 2.7%
      1,506,465 Nokia Oyj (ADR)                                      24,751,220

Transportation - Services - 2.0%
        282,265 United Parcel Service, Inc. - Class B                17,980,280

Wireless Equipment - 0.9%
        235,910 QUALCOMM, Inc.                                        8,433,783
-------------------------------------------------------------------------------
Total Common Stock (cost $726,892,070)                              777,653,641
-------------------------------------------------------------------------------
U.S. Treasury Note - 0.5%
  $   4,389,000 U.S. Treasury Note, 1.875%
                 due 9/30/04# (cost $4,395,995)               $       4,432,205
-------------------------------------------------------------------------------
Repurchase Agreement - 11.4%
    103,300,000 ABN AMRO Bank N.V., 1.25%
                  dated 6/30/03, maturing 7/1/03 to be
                  repurchased at $103,303,587 collateralized
                  by $10,083,240 in Collateralized Mortgage
                  Obligations 4.848%, 10/25/32, AAA
                  $153,330,794 in U.S. Government Agencies,
                  0%-7.50%, 8/16/06-1/1/33 $25,344,408 in U.S.
                  Treasury Bills 0%, 11/15/10-5/15/14; with
                  respective values of $9,302,825, $78,046,215
                  and $18,016,960 (cost $103,300,000)               103,300,000
-------------------------------------------------------------------------------
Short-Term Corporate Note - 2.7%
     25,000,000 Prudential Funding Corp., 1.21%, 7/1/03
                  (amortized cost $25,000,000)                       25,000,000
-------------------------------------------------------------------------------
Total Investments (total cost $859,588,065) - 100.1%                910,385,846
-------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other
Assets - (0.1)%                                                      (1,181,373)
-------------------------------------------------------------------------------
Net Assets - 100%                                             $     909,204,473
-------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2003

COUNTRY                              % OF INVESTMENT SECURITIES    MARKET VALUE
--------------------------------------------------------------------------------
Finland                                                    2.7%   $   24,751,220
United Kingdom                                             1.9%       17,328,284
United States++                                           95.4%      868,306,342
--------------------------------------------------------------------------------
Total                                                    100.0%   $  910,385,846

++Includes Short-Term Securities (81.3% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN GROWTH PORTFOLIO

[PHOTO OF BLAINE ROLLINS]
Blaine Rollins
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 11.70% for its Institutional Shares and 11.60% for its Service Shares, while its benchmark, the S&P 500(R) Index, gained 11.75%.(1) For the 12 months ended June 30, 2003, the Portfolio's Institutional Shares earned a third-quartile position, ranking 101st out of 149 variable annuity large-cap growth funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02%, the broad-based Standard & Poor's 500(R) Index adding 11.75%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months. Although the indices performed solidly, most stocks struggled at the start of the year amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, providing little in the way of clarity about the future direction of the economy as a whole. Meanwhile, the housing market remained robust, but unemployment inched higher as job growth remained elusive. Against this backdrop, the Federal Reserve cut short-term interest rates by 0.25%, stating the economy had grown at a "sub par" pace following the end to the war in Iraq.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Individual setbacks included our exposure to aerospace and defense company Lockheed Martin, our biggest detractor from performance. Our position in tool maker Stanley Works dropped sharply, a performance that also detracted significantly from our bottom line. Our shares in financial services provider Charles Schwab also slipped, as did our holdings in payment processing and business services firm Concord EFS. Motorcycle maker Harley-Davidson rounded out our list of disappointments.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
Many of our top performers were media stocks. Examples included our shares in cable operator Comcast Corp. and media conglomerate AOL Time Warner. Our positions in technology and tech-related media shares such as semiconductor manufacturer Linear Technologies and web retailer Amazon.com also performed well. Bank of New York, which specializes in transaction processing in addition to institutional, corporate and individual banking, was our fifth biggest contributor.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE
PERFORMANCE?
On an absolute basis, consumer discretionary stocks - which represented our largest exposure when viewed by percent of total assets - were our biggest contributors to performance. Our information technology stocks also provided a strong positive contribution. Excluding areas such as utilities, telecommunications services and energy where we had very little or no exposure, our investments in materials and healthcare were our biggest laggards. Both sectors nonetheless provided slight positive contributions to performance.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?
The consumer discretionary sector - an area where we carried more than twice the weighting of our benchmark - was our top-performing sector on a relative basis. While we benefited from our decision to build our exposure to the consumer discretionary sector in general, strong performances by many of our individual holdings also aided results. Meanwhile, our avoidance of the telecommunications services sector proved to be our second best decision with regard to sector allocation because the group underperformed the index as a whole. On the negative side, weakness in shares such as Charles Schwab overcame strength in names such as Bank of New York and helped make financial services our single worst-performing sector even though the sector ranked as a positive contributor to absolute results. Finally, individual setbacks in the industrial arena caused that sector to be our second-worst sector on a relative basis. We also suffered slightly from our decision to carry an overweight position of the sector relative to our benchmark.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?
While waiting for a recovery, we are not standing idly by. Instead, we continue to tackle the challenge of identifying companies believed to have strong upside potential. Those possessing a history of near-flawless execution and the ability to generate healthy free cash flow are the ones in which we want to invest.

[CHART]

                JANUS ASPEN:GROWTH PORTFOLIO
                    INSTITUTIONAL SHARES          S & P 500              RUSSELL 1000 GROWTH INDEX
     9/13/1993               10000                    10000                         10000
    12/31/1993            10349.91                 10193.09                         10366
     3/31/1994            10470.26                  9807.23                       9908.78
     6/30/1994            10314.78                  9848.21                       9806.19
     9/30/1994            10615.79                 10328.73                      10560.98
    12/31/1994            10635.83                 10326.99                      10637.75
     3/31/1995            11440.81                 11331.38                      11650.71
     6/30/1995            12115.11                 12411.58                      12795.42
     9/30/1995            13196.27                 13397.20                       13956.7
    12/31/1995            13844.65                 14203.10                      14592.38
     3/31/1996            15007.81                 14965.28                         15376
     6/30/1996            15338.90                 15636.06                      16354.14
     9/30/1996            16000.78                 16119.55                      16943.38
    12/31/1996            16399.54                 17462.00                       17966.5
     3/31/1997            16484.13                 17931.17                      18063.03
     6/30/1997            18575.95                 21058.69                       21479.1
     9/30/1997            20346.64                 22635.93                       23093.5
    12/31/1997            20129.76                 23285.75                      23444.31
     3/31/1998            22722.25                 26531.54                      26996.54
     6/30/1998            24009.39                 27412.41                      28222.22
     9/30/1998            21388.07                 24691.87                      25658.37
    12/31/1998            27315.16                 29944.93                      32518.83
     3/31/1999            29728.98                 31436.28                      34585.84
     6/30/1999            31867.66                  33651.7                       35916.9
     9/30/1999            31832.63                 31552.32                      34601.16
    12/31/1999            39329.66                 36243.31                      43301.41
     3/31/2000            42789.27                 37073.36                      46387.05
     6/30/2000            40007.64                 36088.66                       45134.7
     9/30/2000            40493.14                 35738.91                      42707.45
    12/31/2000             33606.4                 32944.52                      33591.52
     1/31/2001                                     34112.66
    03/31/2001            27806.51                 29041.17                       26570.9
    06/30/2001            29714.82                 30739.58                      28807.92
     7/31/2001                                     30436.87
    12/31/2001            25294.46                 29032.00                      26731.02
    01/31/2002                                     28608.56
    02/28/2002                                     28056.72
    03/31/2002            25332.63                 29112.03                      26039.61
    04/30/2002                                     27347.81
    05/31/2002                                     27147.04
    06/30/2002            21350.15                 25214.03                      21177.15
    07/31/2002                                     23249.07
    12/31/2002            18589.14                 22618.15                      19277.33
    03/31/2003            18194.71                 21905.85                      19071.65
    06/30/2003            20764.87                  25276.2                      21800.19

                                           FISCAL          ONE              FIVE            SINCE
                                       YEAR-TO-DATE        YEAR             YEAR          INCEPTION*
------------------------------------------------------------------------------------------------------
Janus Aspen
Growth Portfolio -
Institutional Shares                          11.70%          (2.74)%          (2.86)%           7.74%
------------------------------------------------------------------------------------------------------
Janus Aspen
Growth Portfolio
- Service Shares                              11.60%          (3.00)%          (3.15)%           7.42%
------------------------------------------------------------------------------------------------------
S&P 500(R) Index                              11.75%           0.25%           (1.61)%           9.92%
------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                     13.09%           2.94%           (5.03)%           8.28%

PORTFOLIO STRATEGY

To seek long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

[CHART]

PORTFOLIO ASSET MIX - (% of Net Assets)

Cash and Cash Equivalents --  0.3%
Corporate Bonds --            0.7%
Preferred Stock --            1.8%
Common Stock -- Foreign --    7.5%
Common Stock -- Domestic --  89.7%

Number of Stocks: 105
Top 10 Equities: 41.4%

TOP 10 EQUITY HOLDINGS - (% of Net Assets)

                                   JUNE 30, 2003   DECEMBER 31, 2002
Comcast Corp. - Special Class A             6.8%                6.1%
AOL Time Warner, Inc.                       5.9%                5.0%
Maxim Integrated Products, Inc.             5.2%                5.2%
Colgate-Palmolive Co.                       4.6%                4.2%
Viacom, Inc. - Class B                      4.5%                5.4%
Linear Technology Corp.                     4.0%                3.4%
Walgreen Co.                                2.8%                2.8%
Procter & Gamble Co.                        2.7%                2.5%
Bank of New York Company, Inc.              2.6%                2.8%
Cisco Systems, Inc.                         2.3%                1.1%

[CHART]

TOP INDUSTRIES - Portfolio vs. Index (% of Net Assets)

- JANUS ASPEN GROWTH PORTFOLIO
Multimedia                                     10.14%
Semiconductor Components/Integrated Circuits     9.2%
Cosmetics and Toiletries                         7.3%
Cable Television                                 6.8%
Diversified Operations                           5.5%
Fiduciary Banks                                  4.1%
Property and Casualty Insurance                  2.9%
Retail -- Drug Store                             2.8%
Medical Products                                 2.7%
Reinsurance                                      2.4%
* S&P 500(R) INDEX

(1) All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2003, Lipper ranked Janus Aspen Growth Portfolio -Institutional Shares 29th out of 69 variable annuity large-cap growth funds for the 5-year period.

*The Portfolio's inception date - 9/13/93.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Returns shown for Service Shares for periods prior to their inception (12/31/99) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

JANUS ASPEN GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Common Stock - 97.2%
Aerospace and Defense - 2.2%
     106,330  Boeing Co.                                                                    $     3,649,246
     162,700  General Dynamics Corp.                                                             11,795,750
     445,770  Lockheed Martin Corp.                                                              21,205,279

                                                                                                 36,650,275

Aerospace and Defense - Equipment - 0.3%
      60,000  United Technologies Corp.                                                           4,249,800

Airlines - 2.2%
     395,310  Ryanair Holdings PLC (ADR)*,#                                                      17,749,419
   1,182,360  Southwest Airlines Co.                                                             20,336,592

                                                                                                 38,086,011

Applications Software - 0%
       6,806  Microsoft Corp.                                                                       174,302

Broadcast Services and Programming - 0.9%
     375,408  Clear Channel Communications, Inc.*                                                15,913,545

Building - Mobile Home and Manufactured Housing - 0.3%
     116,607  Winnebago Industries, Inc.                                                          4,419,405

Building - Residential and Commercial - 0.4%
      17,380  NVR, Inc.*                                                                          7,143,180

Cable Television - 6.8%
   4,036,012  Comcast Corp. - Special Class A*                                                  116,358,226

Casino Services - 0%
         480  International Game Technology*                                                         49,118

Chemicals - Specialty - 1.0%
     253,020  Ecolab, Inc.                                                                        6,477,312
     189,175  Sigma-Aldrich Corp.                                                                10,249,502

                                                                                                 16,726,814

Commercial Banks - 0.5%
     103,355  M&T Bank Corp.#                                                                     8,704,558

Commercial Services - Finance - 1.0%
     565,652  Paychex, Inc.                                                                      16,579,260

Computer Services - 0.6%
     594,975  Ceridian Corp.*                                                                    10,096,726

Computers - 1.2%
     619,439  Dell Computer Corp.*                                                               19,797,270

Computers - Peripheral Equipment - 0%
         223  Lexmark International Group, Inc.
                - Class A*,#                                                                         15,782

Containers - Metal and Glass - 0.6%
     225,255  Ball Corp.                                                                         10,251,355

Containers - Paper and Plastic - 0.8%
     273,065  Bemis Company, Inc.                                                                12,779,442

Cosmetics and Toiletries - 7.3%
   1,344,483  Colgate-Palmolive Co.                                                              77,912,790
     529,358  Procter & Gamble Co.                                                               47,208,146

                                                                                                125,120,936

Data Processing and Management - 0.4%
     188,735  Fiserv, Inc.*                                                                       6,720,853

Dental Supplies and Equipment - 0.3%
     122,455  Patterson Dental Co.*,#                                                             5,557,008

Distribution and Wholesale - 0.4%
     130,870  W.W. Grainger, Inc.                                                                 6,119,481

Diversified Operations - 5.5%
     213,885  3M Co.                                                                        $    27,586,887
     329,385  ARAMARK Corp. - Class B*                                                            7,384,812
     862,350  Cendant Corp.*                                                                     15,798,252
       6,436  General Electric Co.#                                                                 184,584
     158,870  Illinois Tool Works, Inc.                                                          10,461,590
     135,925  ITT Industries, Inc.                                                                8,897,650
         681  Roper Industries, Inc.#                                                                25,333
     118,990  SPX Corp.*                                                                          5,242,699
     985,945  Tyco International, Ltd.                                                           18,713,236

                                                                                                 94,295,043
E-Commerce/Products - 1.1%
     515,505  Amazon.com, Inc.*                                                                  18,810,777

E-Commerce/Services - 0.8%
     136,018  eBay, Inc.*                                                                        14,170,355

Electronic Components - Miscellaneous - 0%
      16,302  Gentex Corp.*,#                                                                       499,004

Electronic Components - Semiconductors - 1.3%
   1,253,495  Texas Instruments, Inc.                                                            22,061,512

Entertainment Software - 0%
         770  Electronic Arts, Inc.*                                                                 56,972

Fiduciary Banks - 4.1%
   1,560,256  Bank of New York Company, Inc.                                                     44,857,360
     586,712  Northern Trust Corp.                                                               24,518,694

                                                                                                 69,376,054

Finance - Commercial - 0.9%
     595,360  CIT Group, Inc.                                                                    14,675,624

Finance - Investment Bankers/Brokers - 2.2%
   3,733,956  Charles Schwab Corp.                                                               37,675,616

Finance - Mortgage Loan/Banker - 0%
       1,898  Fannie Mae                                                                            128,001

Financial Guarantee Insurance - 2.0%
     721,110  MGIC Investment Corp.                                                              33,632,570

Food - Retail - 0.2%
      82,093  Whole Foods Market, Inc.*                                                           3,901,880

Food - Wholesale/Distribution - 1.3%
         796  Performance Food Group Co.*,#                                                          29,452
     739,705  Sysco Corp.                                                                        22,220,738

                                                                                                 22,250,190
Hazardous Waste Disposal - 0.1%
      42,175  Stericycle, Inc.*,#                                                                 1,622,894

Health Care Cost Containment - 0.4%
     272,185  First Health Group Corp.*                                                           7,512,306

Home Furnishings - 0%
       1,006  La-Z-Boy, Inc.#                                                                        22,514

Hospital Beds and Equipment - 0.6%
     189,300  Hillenbrand Industries, Inc.                                                        9,550,185

Human Resources - 0.6%
     524,470  Robert Half International, Inc.*                                                    9,933,462

Industrial Gases - 0.3%
      92,265  Praxair, Inc.                                                                       5,545,127

Instruments - Scientific - 0.2%
      98,035  Dionex Corp.*,#                                                                     3,896,891

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Insurance Brokers - 0%
         739  Brown & Brown, Inc.#                                                          $        24,017

Life and Health Insurance - 2.0%
     968,230  AFLAC, Inc.                                                                        29,773,073
      77,585  StanCorp Financial Group, Inc.                                                      4,051,489

                                                                                                 33,824,562

Machine Tools and Related Products - 0.3%
     171,925  Kennametal, Inc.                                                                    5,817,942

Medical - Drugs - 1.6%
     139,702  Forest Laboratories, Inc.*                                                          7,648,684
     485,706  Pfizer, Inc.                                                                       16,586,860
      43,326  Roche Holding A.G.                                                                  3,398,488

                                                                                                 27,634,032

Medical - Generic Drugs - 0%
         609  Barr Laboratories, Inc.*,#                                                             39,890

Medical - HMO - 0%
         462  UnitedHealth Group, Inc.                                                               23,216

Medical - Wholesale Drug Distributors - 0%
          80  AmerisourceBergen Corp.#                                                                5,548

Medical Instruments - 1.3%
     601,245  Apogent Technologies, Inc.*                                                        12,024,900
     174,634  St. Jude Medical, Inc.*                                                            10,041,455

                                                                                                 22,066,355

Medical Products - 2.7%
     392,101  Johnson & Johnson                                                                  20,271,622
     214,010  Stryker Corp.                                                                      14,845,874
      13,253  Synthes-Stratec, Inc.                                                               9,519,962
      37,105  Varian Medical Systems, Inc.*,#                                                     2,136,135
         115  Zimmer Holdings, Inc.*,#                                                                5,181

                                                                                                 46,778,774

Metal Processors and Fabricators - 0.3%
     187,535  Precision Castparts Corp.                                                           5,832,339

Motorcycle and Motor Scooter Manufacturing - 0.6%
     261,723  Harley-Davidson, Inc.#                                                             10,432,279

Multimedia - 10.4%
   6,225,598  AOL Time Warner, Inc.*                                                            100,169,872
   1,785,839  Viacom, Inc. - Class B*                                                            77,969,731

                                                                                                178,139,603

Networking Products - 2.3%
   2,374,839  Cisco Systems, Inc.*                                                               39,636,063

Optical Supplies - 0.8%
     316,605  Alcon, Inc. (New York Shares)                                                      14,468,849

Property and Casualty Insurance - 2.9%
     219,377  W. R. Berkley Corp.                                                                11,561,168
     455,570  XL Capital, Ltd. - Class A                                                         37,812,310

                                                                                                 49,373,478

Publishing - Newspapers - 0%
         705  McClatchy Co. - Class A#                                                               40,622

Recreational Vehicles - 0%
         786  Thor Industries, Inc.#                                                                 32,085

See Notes to Schedules of Investments and Financial Statements.

Reinsurance - 2.4%
          34  Berkshire Hathaway, Inc. - Class A*                                           $     2,465,000
       9,765  Berkshire Hathaway, Inc. - Class B*                                                23,728,950
     321,160  RenaissanceRe Holdings, Ltd.                                                       14,619,203

                                                                                                 40,813,153

Retail - Discount - 1.7%
     774,984  Costco Wholesale Corp.*                                                            28,364,414
         360  Fred's, Inc.                                                                           13,385
       3,317  Wal-Mart Stores, Inc.                                                                 178,023

                                                                                                 28,555,822

Retail - Drug Store - 2.8%
   1,565,300  Walgreen Co.                                                                       47,115,530

Retail - Regional Department Stores - 0.4%
     118,720  Kohl's Corp.*                                                                       6,099,834

Retail - Restaurants - 0%
       1,364  Starbucks Corp.*                                                                       33,445

Schools - 0.6%
     167,509  Apollo Group, Inc. - Class A*                                                      10,345,356
         449  Strayer Education, Inc.#                                                               35,673

                                                                                                 10,381,029

Semiconductor Components/Integrated Circuits - 9.2%
   2,086,990  Linear Technology Corp.                                                            67,221,948
   2,599,561  Maxim Integrated Products, Inc.                                                    88,878,991

                                                                                                156,100,939

Semiconductor Equipment - 0.5%
     195,845  KLA-Tencor Corp.*,#                                                                 9,104,834

Super-Regional Banks - 1.0%
     294,085  Fifth Third Bancorp                                                                16,862,834

Television - 2.2%
   1,217,696  Univision Communications, Inc. - Class A*                                          37,017,958

Textile - Home Furnishings - 0.2%
      52,700  Mohawk Industries, Inc.*                                                            2,926,431

Transportation - Services - 2.2%
     129,280  Expeditors International of Washington, Inc.                                        4,478,259
     523,140  United Parcel Service, Inc. - Class B                                              33,324,018

                                                                                                 37,802,277
-----------------------------------------------------------------------------------------------------------
Total Common Stock (cost $1,705,653,713)                                                      1,658,114,064
-----------------------------------------------------------------------------------------------------------
Corporate Bonds - 0.7%
Advertising Sales - 0.7%
$ 12,993,000  Lamar Advertising Co., 2.875%
                convertible senior notes, due 12/31/10
                (cost $13,223,092)                                                               13,041,724
-----------------------------------------------------------------------------------------------------------
Preferred Stock - 1.8%
Automotive - Cars and Light Trucks - 0.4%
     280,000  General Motors Corp. - Series C
                convertible, 6.25%                                                                6,944,000

Containers - Paper and Plastic - 0.7%
     241,100  Sealed Air Corp. - Series A
                convertible                                                                      12,296,100

Multi-Line Insurance - 0.7%
     212,000  PartnerRe, Ltd., convertible, 8.00%                                                11,108,800
-----------------------------------------------------------------------------------------------------------
Total Preferred Stock (cost $30,370,312)                                                         30,348,900
-----------------------------------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.7%
$ 11,700,000  ABN AMRO Bank N.V., 1.25%
                dated 6/30/03, maturing 7/1/03
                to be repurchased at $11,700,406
                collateralized by $1,142,051
                in Collateralized Mortgage
                Obligations 4.848%, 10/25/32, AAA
                $17,366,605 in U.S. Government
                Agencies, 0%-7.50%, 8/16/06-1/1/33
                $2,870,567 in U.S. Treasury Bills
                0%, 11/15/10-5/15/14; with
                respective values of $1,053,660,
                $8,839,697 and $2,040,643
                (cost $11,700,000)                                                         $     11,700,000
-----------------------------------------------------------------------------------------------------------
Total Investments (total cost $1,760,947,117) - 100.4%                                        1,713,204,688
-----------------------------------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4)%                                  (7,504,140)
-----------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                          $  1,705,700,548
-----------------------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2003

COUNTRY            % OF INVESTMENT SECURITIES     MARKET VALUE
----------------------------------------------------------------
Bermuda                                  2.6%   $     44,441,239
Cayman Islands                           2.2%         37,812,310
Ireland                                  1.0%         17,749,419
Switzerland                              1.6%         27,387,299
United States++                         92.6%      1,585,814,421
----------------------------------------------------------------
Total                                  100.0%   $  1,713,204,688

++Includes Short-Term Securities (91.9% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN GROWTH AND INCOME PORTFOLIO

[PHOTO OF DAVID CORKINS]
PORTFOLIO MANAGER

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 8.38% for its Institutional Shares and 8.30% for its Service Shares, while its benchmark, the S&P 500(R) Index, gained 11.75%.(1) For the 12 months ended June 30, 2003, the Portfolio's Institutional Shares earned a fourth-quartile position, ranking 196th out of 211 variable annuity large-cap core funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02%, the broad-based Standard & Poor's 500(R) Index adding 11.75%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months. Although the indices performed solidly, most stocks struggled at the start of the year amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, providing little in the way of clarity about the future direction of the economy as a whole. Meanwhile, the housing market remained robust, but unemployment inched higher as job growth remained elusive. Against this backdrop, the Federal Reserve cut short-term interest rates by 0.25%, stating the economy had grown at a "sub par" pace following the end to the war in Iraq.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? The single biggest detractor from performance was our position in tool maker Stanley Works. Defense contractor General Dynamics and property and casualty insurance specialist American International Group also slipped, thereby detracting from our results. Computerized transaction processor Automatic Data Processing and financial services provider Charles Schwab also detracted from our results.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
On the positive side, our holdings of financial services giant Citigroup - one of our largest positions - also emerged as our biggest contributor to performance. Three media companies, including interactive media company InterActiveCorp (formerly USA Interactive), cable and content specialist Liberty Media and cable provider Comcast Corp. were also among our top performers. Canadian oil and gas producer EnCana Corp. ranked fifth among our positive contributors.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE
PERFORMANCE?
On an absolute basis, the consumer discretionary and financial services sectors were our biggest positive contributors to performance. Both sectors represented a substantial portion of the Portfolio's assets. Meanwhile, our much more modest exposure to the telecommunications services sector emerged as our only detractor from performance during the period as our lone position in the sector declined. Materials, where we also held a small exposure, was the second worst performing sector for the Portfolio, but still contributed positively to results.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?
Declines by several individual information technology stocks, together with our modest relative underweighting of this top-performing sector, caused information technology to rank as our worst-performing sector overall on a relative basis, even as technology contributed positively to our absolute results. Industrial stocks also held back performance, with holdings such as General Dynamics and Automatic Data Processing -both discussed above - working against us. Meanwhile, our underweighting of consumer staples stocks worked in our favor. Several individual stock picks in the sector also aided performance. Finally, we benefited from good stock selection in the energy area, where we carried a slightly higher weighting than our index. A superior performance by EnCana, mentioned above, and other stocks allowed the energy sector to stand out as one of our highlights during the period.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?
Looking ahead, we will continue to maintain a flexible approach that is both diversified and mindful of risk. Our goal is to find the most opportunistic balance of core names and turnaround situations. For us, core names represent steady growth companies with strong fundamentals, whereas turnaround situations possess fundamentals that we believe have temporarily strayed but whose valuations and catalysts for change afford us the flexibility to be patient.

[CHART]

AVERAGE ANNUAL TOTAL RETURN - for the periods ended June 30, 2003

           ASPEN GROWTH AND INCOME PORTFOLIO - INSTITUTIONAL SHARES        S&P500 INDEX
  5/1/1998                                          10000                           10000
 5/31/1998                                        9870.00                         9828.35
 6/30/1998                                       10560.00                        10227.28
 7/31/1998                                       10720.00                        10119.19
 8/31/1998                                        9140.00                         8657.21
 9/30/1998                                        9770.00                         9212.28
10/31/1998                                       10150.00                         9960.46
11/30/1998                                       10730.00                        10563.90
12/31/1998                                          11980                        11172.23
 1/31/1999                                       12971.66                        11639.24
 2/28/1999                                       12621.07                        11277.56
 3/31/1999                                       13702.88                        11728.64
 4/30/1999                                       13973.33                        12182.83
 5/31/1999                                       13833.09                        11895.46
 6/30/1999                                       14444.28                        12555.20
 9/30/1999                                       15065.76                        11771.94
12/31/1999                                       20849.69                        13522.11
 3/31/2000                                       22144.64                        13831.80
 6/30/2000                                       20108.85                        13464.41
 9/30/2000                                       19938.61                        13333.92
12/31/2000                                       17909.42                        12291.36
03/31/2001                                       15903.49                        10835.04
06/30/2001                                       16706.17                        11468.71
 7/31/2001                                       16115.45                        11355.77
09/30/2001                                       14146.36                         9786.00
12/31/2001                                       15514.22                        10831.62
01/31/2002                                       14961.25                        10673.64
02/28/2002                                       14888.22                        10467.75
03/31/2002                                       15472.48                        10861.48
04/30/2002                                       14815.19                        10203.26
05/31/2002                                       14773.46                        10128.36
06/30/2002                                       13887.03                         9407.17
07/31/2002                                       12714.07                         8674.05
12/31/2002                                       12172.74                         8438.67
01/31/2003                                       11941.08                         8218.03
02/28/2003                                       11741.01                         8094.54
03/31/2003                                       11814.72                         8172.91
04/30/2003                                       12720.31                          8845.8
05/31/2003                                       13194.16                         9311.42
06/30/2003                                       13193.11                         9430.36

                                           FISCAL          ONE              FIVE            SINCE
                                       YEAR-TO-DATE        YEAR             YEAR          INCEPTION*
------------------------------------------------------------------------------------------------------
Janus Aspen Growth
and Income Portfolio
- Institutional Shares                         8.38%          (5.00)%           4.55%            5.51%
------------------------------------------------------------------------------------------------------
Janus Aspen Growth
and Income Portfolio
- Service Shares                               8.30%          (5.21)%           4.28%            5.25%
------------------------------------------------------------------------------------------------------
S&P 500(R) Index                              11.75%           0.25%           (1.61)%          (1.13)%

Portfolio Strategy

To seek long-term capital growth and current income by investing up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities that the portfolio manager believes have income potential.

[CHART]

PORTFOLIO ASSET MIX(3) - (% OF NET ASSETS)

Preferred Stock --           3.0%
Corporate Bonds --           3.2%
Common Stock -- Foreign --   7.2%
Common Stock -- Domestic -- 86.9%

Number of Stocks: 92
Top 10 Equities: 29.6%

Top 10 Equity Holdings - (% of Net Assets)

                                  JUNE 30, 2003    DECEMBER 31, 2002
Citigroup, Inc.                            4.5%                 4.2%
Microsoft Corp.                            3.4%                 3.3%
Exxon Mobil Corp.                          3.0%                 3.7%
Liberty Media Corp. - Class A              3.0%                 2.6%
General Electric Co.                       3.0%                 2.0%
Viacom, Inc. - Class B                     2.8%                 2.8%
Comcast Corp.                              2.6%                 2.1%
Marsh & McLennan Companies, Inc.           2.6%                 2.8%
Fannie Mae                                 2.5%                 2.2%
Pfizer, Inc.                               2.2%                 2.1%

[CHART]

Top Industries - Portfolio vs. Index (% of Net Assets)

- JANUS ASPEN GROWTH AND INCOME PORTFOLIO
Finance -- Investment Bankers/Brokers           6.3%
Medical -- Drugs                                5.6%
Diversified Operations                          5.3%
Multimedia                                      5.2%
Cable Television                                4.6%
Broadcast Services and Programming              4.4%
Oil Companies -- Integrated                     4.2%
Applications Software                           3.4%
Cosmetics and Toiletries                        2.9%
Automotive -- Cars and Light Trucks             2.7%
* S&P 500(R) INDEX

(1)  All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2003, Lipper ranked Janus Aspen Growth and Income Portfolio - Institutional Shares 2nd out of 110 variable annuity large-cap core funds for the 5-year period.

(3)  Chart includes Cash and Cash Equivalents of (0.3)%.

* The Portfolio's inception date - 5/1/98.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Returns shown for Service Shares for periods prior to their inception (12/31/99) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Common Stock - 94.1%
Advertising Sales - 0.8%
      19,950  Lamar Advertising Co.*                                                        $       702,440

Aerospace and Defense - 1.6%
       4,466  General Dynamics Corp.                                                                323,785
      21,620  Lockheed Martin Corp.                                                               1,028,463

                                                                                                  1,352,248

Airlines - 0.5%
      27,520  Southwest Airlines Co.                                                                473,344

Applications Software - 3.4%
     114,276  Microsoft Corp.                                                                     2,926,608

Beverages - Non-Alcoholic - 1.2%
      23,111  PepsiCo, Inc                                                                        1,028,440

Brewery - 2.0%
      33,640  Anheuser-Busch Companies, Inc                                                       1,717,322

Broadcast Services and Programming - 4.4%
      28,538  Clear Channel Communications, Inc.*                                                 1,209,726
     222,163  Liberty Media Corp. - Class A*                                                      2,568,204

                                                                                                  3,777,930

Cable Television - 4.0%
       5,215  Comcast Corp. - Class A*                                                              157,389
      72,573  Comcast Corp. - Special Class A*                                                    2,092,280
      38,431  Cox Communications, Inc. - Class A*                                                 1,225,949

                                                                                                  3,475,618

Casino Hotels - 0.6%
      57,265  Park Place Entertainment Corp.*                                                       520,539

Chemicals - Diversified - 1.7%
      34,813  E.I. du Pont de Nemours and Co.                                                     1,449,613

Commercial Services - Finance - 0.5%
      14,447  Paychex, Inc                                                                          423,441

Computer Services - 1.0%
      52,625  Ceridian Corp.*                                                                       893,046

Computers - 2.5%
      35,655  Apple Computer, Inc.*                                                                 681,724
      15,771  Dell Computer Corp.*                                                                  504,041
      12,130  IBM Corp.                                                                           1,000,725

                                                                                                  2,186,490

Computers - Peripheral Equipment - 0.7%
       8,825  Lexmark International Group, Inc. - Class A*                                          624,545

Consulting Services - 0.4%
      19,685  Accenture, Ltd. -  Class A
                (New York Shares)*,#                                                                356,102

Cosmetics and Toiletries - 2.9%
      15,380  Colgate-Palmolive Co.                                                                 891,271
      18,316  Procter & Gamble Co.                                                                1,633,421

                                                                                                  2,524,692

Data Processing and Management - 0.6%
      14,961  Automatic Data Processing, Inc.                                                       506,579

Disposable Medical Products - 0.1%
         930  C.R. Bard, Inc.                                                                        66,318

Diversified Operations - 5.3%
       6,800  3M Co.                                                                        $       877,064
      89,023  General Electric Co.                                                                2,553,180
      23,965  Honeywell International, Inc.                                                         643,460
      24,925  Tyco International, Ltd.                                                              473,076

                                                                                                  4,546,780

E-Commerce/Services - 1.6%
         626  eBay, Inc.*                                                                            65,217
      32,145  InterActiveCorp*                                                                    1,271,978

                                                                                                  1,337,195

Electronic Components - Semiconductors - 0.8%
       6,730  NVIDIA Corp.*,#                                                                       154,857
      28,541  Texas Instruments, Inc.                                                               502,322

                                                                                                    657,179

Entertainment Software - 0.9%
      10,480  Electronic Arts, Inc.*                                                                775,415

Fiduciary Banks - 0.1%
       2,615  Northern Trust Corp.                                                                  109,281

Finance - Commercial - 1.2%
      43,550  CIT Group, Inc.                                                                     1,073,508

Finance - Investment Bankers/Brokers - 6.3%
      92,337  Citigroup, Inc.                                                                     3,952,024
      10,805  Goldman Sachs Group, Inc.                                                             904,919
      17,975  J.P. Morgan Chase & Co.                                                               614,385

                                                                                                  5,471,328

Finance - Mortgage Loan/Banker - 2.5%
      31,513  Fannie Mae                                                                          2,125,237

Financial Guarantee Insurance - 0.5%
      10,140  MGIC Investment Corp.                                                                 472,930

Food - Retail - 0.5%
       8,650  Whole Foods Market, Inc.*                                                             411,135

Hotels and Motels - 2.1%
      37,512  Fairmont Hotels & Resorts, Inc.
              (New York Shares)                                                                     877,781
       6,650  Four Seasons Hotels, Inc.                                                             287,679
      24,045  Starwood Hotels & Resorts Worldwide, Inc.                                             687,447

                                                                                                  1,852,907

Insurance Brokers - 2.6%
      43,152  Marsh & McLennan Companies, Inc.                                                    2,203,773

Life and Health Insurance - 1.4%
      15,484  AFLAC, Inc.                                                                           476,133
      23,439  John Hancock Financial Services, Inc.                                                 720,280

                                                                                                  1,196,413

Medical - Biomedical and Genetic - 0.2%
       3,001  Amgen, Inc.*                                                                          199,386

Medical - Drugs - 5.6%
      20,131  Abbott Laboratories                                                                   880,932
      14,676  Merck & Company, Inc.                                                                 888,632
      57,128  Pfizer, Inc.                                                                        1,950,921
      14,146  Roche Holding A.G.                                                                  1,109,611

                                                                                                  4,830,096

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Medical - HMO - 1.1%
      19,248  UnitedHealth Group, Inc.                                                      $       967,212

Medical Instruments - 1.8%
      32,039  Medtronic, Inc.                                                                     1,536,911

Medical Products - 0.1%
       1,250  INAMED Corp.*                                                                          67,113

Multi-Line Insurance - 0.7%
      11,716  American International Group, Inc.                                                    646,489

Multimedia - 5.2%
      24,465  AOL Time Warner, Inc.*                                                                393,642
      13,185  Gannett Company, Inc.                                                               1,012,740
      55,030  Viacom, Inc. - Class B*                                                             2,402,610
      33,371  Walt Disney Co.                                                                       659,077

                                                                                                  4,468,069

Networking Products - 1.2%
      62,860  Cisco Systems, Inc.*                                                                1,049,133

Non-Hazardous Waste Disposal - 1.1%
      37,835  Waste Management, Inc.                                                                911,445

Oil Companies - Exploration and Production - 2.3%
       9,265  Anadarko Petroleum Corp.                                                              412,014
       1,379  EnCana Corp. (New York Shares)                                                      1,587,712

                                                                                                  1,999,726

Oil Companies - Integrated - 4.2%
      17,604  ConocoPhillips                                                                        964,699
      72,935  Exxon Mobil Corp.                                                                   2,619,096

                                                                                                  3,583,795

Pharmacy Services - 0.6%
      19,650  Caremark Rx, Inc.*                                                                    504,612

Pipelines - 0.9%
      13,611  Kinder Morgan, Inc.                                                                   743,841

Printing - Commercial - 0.7%
      24,966  Valassis Communications, Inc.*                                                        642,126

Property and Casualty Insurance - 0.7%
      35,980  Travelers Property Casualty Corp. - Class B                                           567,405

Reinsurance - 2.1%
         740  Berkshire Hathaway, Inc. - Class B*                                                 1,798,200

Retail - Auto Parts - 0%
         310  AutoZone, Inc.*,#                                                                      23,551

Retail - Consumer Electronics - 0%
         630  Best Buy Company, Inc.*                                                                27,670

Retail - Discount - 1.1%
      17,691  Wal-Mart Stores, Inc.                                                                 949,476

Semiconductor Components/Integrated Circuits - 2.4%
      21,630  Linear Technology Corp.                                                               696,702
      39,624  Maxim Integrated Products, Inc.                                                     1,354,744

                                                                                                  2,051,446

Semiconductor Equipment - 0.4%
      22,105  Applied Materials, Inc.*                                                              350,585

Soap and Cleaning Preparations - 0.1%
       3,196  Reckitt Benckiser PLC                                                                  58,646

Steel - Producers - 0.5%
       8,160  Nucor Corp.                                                                           398,616

Super-Regional Banks - 2.5%
      15,590  Bank of America Corp.                                                         $     1,232,078
      39,270  U.S. Bancorp                                                                          962,115

                                                                                                  2,194,193

Telecommunication Equipment - 1.0%
      53,570  Nokia Oyj (ADR)**                                                                     880,155

Telephone - Integrated - 0.4%
      11,975  SBC Communications, Inc.#                                                             305,961

Toys - 1.3%
      58,495  Mattel, Inc.                                                                        1,106,725

Transportation - Railroad - 0.7%
      12,575  Canadian National Railway Co.
                (New York Shares)                                                                   606,869

Transportation - Services - 0.5%
      13,100  C.H. Robinson Worldwide, Inc.#                                                        465,836
-----------------------------------------------------------------------------------------------------------
Total Common Stock (cost $79,653,488)                                                            81,173,684
-----------------------------------------------------------------------------------------------------------
Corporate Bonds - 3.2%
Advertising Sales - 0.3%
             Lamar Advertising Co.:
$    160,000  5.25%, convertible notes, due 9/15/06                                                 164,800
      80,000  2.875%, convertible senior notes
              due 12/31/10                                                                           80,300

                                                                                                    245,100

Cable Television - 0.6%
     420,000  Cox Communications, Inc., 7.125%
                notes, due 10/1/12                                                                  501,536

Cellular Telecommunications - 0.1%
      58,000  VoiceStream Wireless Corp., 10.375%
                senior notes, due 11/15/09                                                           67,425

Containers - Paper and Plastic - 0.2%
     189,000  Sealed Air Corp., 3.00%
                senior notes, due 6/30/33 (144A)                                                    187,819

Electric - Integrated - 0.1%
      90,000  CMS Energy Corp., 7.625%
                senior notes, due 11/15/04                                                           91,350

Non-Hazardous Waste Disposal - 0.1%
      45,000  Allied Waste North America, Inc., 7.875%
                senior notes, due 4/15/13                                                            47,081
     100,000  Waste Management, Inc., 7.00%
                notes, due 5/15/05                                                                  108,048

                                                                                                    155,129

Oil Companies - Exploration and Production - 0.2%
     363,000  Devon Energy Corp., 0%
                convertible debentures, due 6/27/20                                                 196,474

Pipelines - 0.1%
      65,000  El Paso Corp., 7.875%
                notes, due 6/15/12 (144A) #,Section                                                  60,206

Resorts and Theme Parks - 0.2%
              Six Flags, Inc.:
      40,000    9.50%, senior notes, due 2/1/09                                                      39,400
     160,000    8.875%, senior notes, due 2/1/10                                                    153,600

                                                                                                    193,000

Telephone - Integrated - 0.3%
     185,000  CenturyTel, Inc.,8.375%
                notes, due 10/15/10                                                                 233,503

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Toys - 0.5%
              Mattel, Inc.:
$    140,000    6.00%, notes, due 7/15/03                                                   $       140,039
     250,000    6.125%, notes, due 7/15/05                                                          265,579

                                                                                                    405,618

Transportation - Railroad - 0.5%
     365,000  Wisconsin Central Transportation Corp.
                6.625%, notes, due 4/15/08                                                          420,541
-----------------------------------------------------------------------------------------------------------
Total Corporate Bonds (cost $2,510,597)                                                           2,757,701
-----------------------------------------------------------------------------------------------------------
Preferred Stock - 3.0%
Automotive - Cars and Light Trucks - 2.7%

      25,225  General Motors Corp.
                convertible, 6.25%                                                                  625,580

      20,640  General Motors Corp. - Series B
                convertible, 5.25%                                                                  459,240

       2,879  Porsche A.G.**                                                                      1,213,331

                                                                                                  2,298,151

Fiduciary Banks - 0.2%
       1,000  State Street Corp.                                                                    208,900

Non-Hazardous Waste Disposal - 0.1%
       2,030  Allied Waste Industries, Inc.                                                         119,516
-----------------------------------------------------------------------------------------------------------
Total Preferred Stock (cost $2,411,286)                                                           2,626,567
-----------------------------------------------------------------------------------------------------------
Total Investments (total cost $84,575,371) - 100.3%                                              86,557,952
-----------------------------------------------------------------------------------------------------------
Liabilities, Net of Cash, Receivables and  Other Assets - (0.3)%                                   (294,135)
-----------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                           $    86,263,817
-----------------------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2003

COUNTRY           % OF INVESTMENT SECURITIES   MARKET VALUE
-------------------------------------------------------------
Bermuda                                  0.9%  $     829,178
Canada                                   3.9%      3,360,041
Finland                                  1.0%        880,155
Switzerland                              1.3%      1,109,611
United Kingdom                           0.1%         58,646
United States                           92.8%     80,320,321
-------------------------------------------------------------
Total                                  100.0%  $  86,557,952

FORWARD CURRENCY CONTRACTS, OPEN AT JUNE 30, 2003

CURRENCY SOLD AND     CURRENCY          CURRENCY    UNREALIZED
SETTLEMENT DATE     UNITS SOLD   VALUE IN $ U.S.   GAIN/(LOSS)
--------------------------------------------------------------
Euro 8/8/03            250,000   $       286,701   $   (17,351)
--------------------------------------------------------------
Total                            $       286,701   $   (17,351)

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN MID CAP GROWTH PORTFOLIO

[PHOTO OF JONATHAN COLEMAN]
PORTFOLIO MANAGER

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 16.22% for its Institutional Shares and 16.07% for its Service Shares, while its benchmark, the Russell Midcap Growth Index rose 18.74%.(1) For the 12-month period ended June 30, 2003, the Portfolio's Institutional Shares earned a first-quartile position, ranking 20th out of 110 variable annuity mid-cap growth funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02%, the broad-based Standard & Poor's 500(R) Index adding 11.75%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months. Although the indices performed solidly, most stocks struggled at the start of the year amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, providing little in the way of clarity about the future direction of the economy as a whole. Meanwhile, the housing market remained robust, but unemployment inched higher as job growth remained elusive. Against this backdrop, the Federal Reserve cut short-term interest rates by 0.25%, stating the economy had grown at a "sub par" pace following the end to the war in Iraq.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Among our biggest disappointments was our position in CNF, a provider of supply chain management services. Ball Corporation was a close second, as our holdings of this manufacturer of metal and plastic packaging also declined and detracted from our performance. Another disappointment was tool maker Stanley Works. Our holdings of biopharma-ceutical company Enzon Pharmaceuticals also worked against us, as did Westwood One, which supplies radio and television stations with information services and programs.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
Number one on the Portfolio's list of top-five contributors was our position in interactive commerce company InterActiveCorp, which enjoyed a substantial gain and contributed significantly toward our performance. St. Jude Medical, a manufacturer and distributor of cardiovascular medical devices, also helped boost the Portfolio's returns. Other standouts included our holdings of satellite TV provider EchoStar Communications and energy storage and transportation company Kinder Morgan. Rounding out our list of strong performers was our position in International Game Technology, a developer of slot machines and computerized gaming products.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE
PERFORMANCE?
Our high exposure to the consumer discretionary sector was by far the Portfolio's strongest contributor on an absolute basis. By comparison, we maintained modest exposure to the information technology sector, which also contributed substantially to the Portfolio's absolute returns. Our holdings in the materials sector detracted from our absolute results, while our consumer staples stocks, which made a slight gain, represented one of the weaker-performing groups. The Portfolio maintained minimal exposure in both areas during the period.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?
Strong stock selection in consumer discretionary stocks - a sector in which we were overweight compared to the index - significantly helped the Portfolio's relative performance as well. We also benefited from a number of well-chosen stocks in the information technology sector. Meanwhile, select stocks in the healthcare group hurt the Portfolio's relative results, as did our lack of exposure to the telecommunications sector, which, as a group, outperformed the general market during the period.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?
Our focus remains sharp on finding opportunities in medium-size growth companies that are well managed, control market-leading positions and appropriately allocate their capital. As we see it, the best way to manage through these challenging times is by striving to own a carefully selected mix of non-economically sensitive growth businesses and companies that we believe are poised to benefit from an improvement in the economy.

[CHART]

AVERAGE ANNUAL TOTAL RETURN - for the periods ended June 30, 2003

                    JANUS ASPEN MID CAP GROWTH PORTFOLIO                                                   9/30/1993
                            - INSTITUTIONAL SHARES          S & P MIDCAP 400 INDEX      RUSSELL MID CAP GROWTH INDEX
 9/13/1993                            10000                             10000                        10000
12/31/1993                         11805.09                          10475.62                     10323.04
 3/31/1994                         11294.87                          10077.74                     10002.83
 6/30/1994                         11139.80                           9710.27                      9563.12
 9/30/1994                         13011.45                          10367.68                     10242.51
12/31/1994                         13732.60                          10100.15                     10099.64
 3/31/1995                         13833.43                          10917.07                     11191.85
 6/30/1995                         14631.83                          11880.12                      12090.2
 9/30/1995                         16598.36                          13039.66                     13281.03
12/31/1995                         17506.91                          13226.01                     13531.27
 3/31/1996                         19167.40                          14040.20                     14403.74
 6/30/1996                         19582.85                          14444.64                     14942.21
 9/30/1996                         19437.79                          14865.16                     15450.07
12/31/1996                         18899.00                          15765.57                     15896.05
 3/31/1997                         16588.43                          15531.26                     15316.56
 6/30/1997                         19396.34                          17814.10                     17571.03
 9/30/1997                         20909.09                          20678.03                     20029.81
12/31/1997                         21292.46                          20850.41                     19479.37
 3/31/1998                         23862.07                          23147.04                     21804.28
 6/30/1998                         24970.72                          22651.17                      21790.9
 9/30/1998                         21230.30                          19373.84                     18153.31
12/31/1998                         28586.81                          24835.69                     22959.14
 3/31/1999                         33580.71                          23251.58                     23743.58
 6/30/1999                         37372.36                          26541.89                     26216.99
 9/30/1999                         40438.15                          24313.28                     24904.57
12/31/1999                         64435.48                           28491.7                     34735.58
 3/31/2000                         71042.04                          32106.93                     42072.71
 6/30/2000                         65448.29                          31048.59                     38956.57
 9/30/2000                         63962.78                          34820.46                     39939.78
12/31/2000                         43932.80                          33479.66                     30654.51
 1/31/2001                                                           34225.28
 3/31/2001                         29821.05                          29872.76                     22964.84
 6/29/2001                         32290.01                          33803.63                      26680.8
 7/31/2001                                                           33300.05
09/30/2001                         23406.62                          28203.54                     19263.95
12/31/2001                         26601.74                           33273.5                     24477.23
01/31/2002                                                           33097.35
02/28/2002                                                           33145.26
03/31/2002                          24217.5                          35514.62                      24044.9
04/30/2002                                                           35348.61
05/31/2002                                                           34752.43
06/30/2002                         21482.29                          32208.83                     19654.33
07/31/2002                                                              29086
12/31/2002                         19170.68                          28447.98                     17769.19
01/31/2003                                                           27616.63
03/31/2003                         19158.57                          27186.23                     17766.53
06/30/2003                         22281.07                          31979.09                     21098.77

                                           FISCAL          ONE              FIVE            SINCE
                                       YEAR-TO-DATE        YEAR             YEAR          INCEPTION*
------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap
Growth Portfolio -
Institutional Shares                          16.22%           3.72%           (2.25)%           8.52%
------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap
Growth Portfolio -
Service Shares                                16.07%           3.42%           (2.56)%           8.24%
------------------------------------------------------------------------------------------------------
Russell Midcap
Growth Index#                                 18.74%           7.35%           (0.64)%           8.02%
------------------------------------------------------------------------------------------------------
S&P MidCap 400 Index                          12.41%          (0.71)%           7.14%           12.59%

PORTFOLIO STRATEGY

To seek long-term growth of capital by normally investing at least 80% of its equity assets in securities issued by medium-sized companies.

[CHART]

PORTFOLIO ASSET MIX - (% OF NET ASSETS)

U.S. Treasury Bonds --         0.1%
Cash and Cash Equivalents --   2.3%
Common Stock-- Foreign --      7.4%
Common Stock-- Domestic --    90.2%

Number of Stocks: 107
Top 10 Equities: 23.9%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)

                                       JUNE 30, 2003         DECEMBER 31, 2002
Kinder Morgan, Inc.                             3.2%                      2.6%
Berkshire Hathaway, Inc. - Class B              2.9%                      3.3%
St. Jude Medical, Inc.                          2.6%                      2.0%
International Game Technology                   2.6%                      2.5%
Lamar Advertising Co.                           2.6%                      2.8%
InterActiveCorp                                 2.4%                      1.5%
EchoStar Communications Corp.
  - Class A                                     2.2%                      1.6%
EOG Resources, Inc.                             1.9%                      2.0%
Apollo Group, Inc. - Class A                    1.8%                      1.9%
Northern Trust Corp.                            1.7%                      1.4%

[CHART]

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% OF NET ASSETS)

- JANUS ASPEN MID CAP GROWTH PORTFOLIO
Oil Companies -- Exploration and Production    4.6%
Medical Instruments                            3.5%
Pipelines                                      3.2%
Diversified Operations                         3.2%
Radio                                          3.1%
E-Commerce/Services                            3.0%
Reinsurance                                    2.9%
Commercial Services -- Finance                 2.8%
Cable Television                               2.6%
Casino Services                                2.6%
* RUSSELL MIDCAP GROWTH INDEX

(1)  All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2003, Lipper ranked Janus Aspen Mid Cap Growth Portfolio - Institutional Shares 24th out of 44 variable annuity mid-cap growth funds for the 5-year period.

* The Portfolio's inception date - 9/13/93.

# Since inception return calculated from August 31, 1993.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Effective 5/1/03, Janus Aspen Aggressive Growth Portfolio changed its name to Janus Aspen Mid Cap Growth Portfolio and adopted a new policy to invest at least 80% of its net assets in equity securities of mid-sized companies.

Returns shown for Service Shares for periods prior to their inception (12/31/99) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. Nondiversified portfolios may experience greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. Effective May 1, 2003 Janus Aspen Mid Cap Growth Portfolio changed its primary benchmark from the S&P MidCap 400 Index to the Russell Midcap Growth Index. This change was made in connection with the Portfolio's name change from Aggressive Growth Portfolio to Mid Cap Growth Portfolio and corresponding changes in investment policies. The Russell Midcap Growth Index consists of stock from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization. The Portfolio will retain the S&P MidCap 400 Index as a secondary index. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Common Stock - 97.6%
Advertising Agencies - 0.5%
     648,490  Interpublic Group of Companies, Inc.#                                         $     8,676,796

Advertising Sales - 2.6%
   1,196,253  Lamar Advertising Co.*                                                             42,120,068

Aerospace and Defense - Equipment - 0.7%
     208,275  Alliant Techsystems, Inc.*,#                                                       10,811,555

Agricultural Operations - 0.4%
     206,620  Bunge, Ltd.#                                                                        5,909,332

Airlines - 1.2%
     433,610  Ryanair Holdings PLC (ADR)*,#                                                      19,469,089

Apparel Manufacturers - 0.6%
     287,020  Liz Claiborne, Inc                                                                 10,117,455

Applications Software - 0.6%
     440,500  Citrix Systems, Inc.*,#                                                             8,968,580

Audio and Video Products - 0.4%
      86,710  Harman International Industries, Inc.#                                              6,862,229

Automotive - Medium and Heavy Duty Trucks - 0.1%
      68,645  Navistar International Corp.*,#                                                     2,239,886

Automotive - Truck Parts and Equipment - Original - 0.7%
     241,330  Lear Corp.*                                                                        11,106,007

Building - Residential and Commercial - 1.2%
      46,380  NVR, Inc.*                                                                         19,062,180

Cable Television - 2.6%
     294,890  Cablevision Systems New York Group
                - Class A*                                                                        6,121,916
   1,055,575  EchoStar Communications Corp. - Class A*                                           36,544,006

                                                                                                 42,665,922

Casino Hotels - 0.7%
     353,305  Mandalay Resort Group#                                                             11,252,764

Casino Services - 2.6%
     412,395  International Game Technology*                                                     42,200,380

Commercial Banks - 0.6%
     124,900  M&T Bank Corp.                                                                     10,519,078

Commercial Services - Finance - 2.8%
     478,085  Moody's Corp.                                                                      25,199,860
     721,913  Paychex, Inc.                                                                      21,159,270

                                                                                                 46,359,130

Computer Services - 1.0%
     894,370  BISYS Group, Inc.*,#                                                               16,429,577

Computers - 0.7%
     599,435  Apple Computer, Inc.*                                                              11,461,197

Computers - Integrated Systems - 0.5%
     192,600  Diebold, Inc.#                                                                      8,329,950

Containers - Metal and Glass - 1.6%
     587,605  Ball Corp.                                                                         26,741,904

Data Processing and Management - 0.5%
     311,235  Certegy, Inc.*,#                                                                    8,636,771

Dialysis Centers - 0.3%
     181,075  Davita, Inc.*,#                                                                     4,849,189

Disposable Medical Products - 1.0%
     237,480  C.R. Bard, Inc.                                                                    16,934,699

Distribution and Wholesale - 1.0%
      82,300  Fastenal Co.#                                                                 $     2,793,262
     297,240  W.W. Grainger, Inc.                                                                13,898,942

                                                                                                 16,692,204

Diversified Operations - 3.2%
   1,499,080  Cendant Corp.*                                                                     27,463,146
     102,170  ITT Industries, Inc.                                                                6,688,048
     137,100  Lancaster Colony Corp.#                                                             5,300,286
     284,770  SPX Corp.*                                                                         12,546,966

                                                                                                 51,998,446

E-Commerce/Services - 3.0%
     103,370  eBay, Inc.*                                                                        10,769,087
     977,675  InterActiveCorp*                                                                   38,686,600

                                                                                                 49,455,687

Electric Products - Miscellaneous - 0.6%
     270,755  AMETEK, Inc.#                                                                       9,923,171

Electronic Components - Miscellaneous - 0.6%
     878,545  Flextronics International, Ltd.*,#                                                  9,128,083

Electronic Components - Semiconductors - 1.3%
     174,265  Altera Corp.*,#                                                                     2,857,946

     903,180  National Semiconductor Corp.*,#                                                    17,810,710

                                                                                                 20,668,656

Electronic Design Automation - 1.0%
     836,980  Cadence Design Systems, Inc.*                                                      10,093,979
     106,800  Synopsys, Inc.*,#                                                                   6,605,580

                                                                                                 16,699,559

Fiduciary Banks - 2.6%
     472,650  Investors Financial Services Corp.#                                                13,711,576
     674,560  Northern Trust Corp.                                                               28,189,862

                                                                                                 41,901,438

Finance - Investment Bankers/Brokers - 1.7%
     703,495  Charles Schwab Corp.                                                                7,098,265
     313,110  Lehman Brothers Holdings, Inc.#                                                    20,815,553

                                                                                                 27,913,818

Financial Guarantee Insurance - 1.2%
     425,025  MGIC Investment Corp.                                                              19,823,166

Food - Dairy Products - 1.6%
     836,685  Dean Foods Co.*,#                                                                  26,355,577

Health Care Cost Containment - 1.6%
     917,980  First Health Group Corp.*                                                          25,336,248

Hotels and Motels - 1.8%
     270,665  Marriott International, Inc. - Class A#                                            10,398,949
     646,280  Starwood Hotels & Resorts Worldwide, Inc.                                          18,477,145

                                                                                                 28,876,094

Human Resources - 2.3%
     470,460  Manpower, Inc.#                                                                    17,449,361
   1,019,610  Robert Half International, Inc.*                                                   19,311,413

                                                                                                 36,760,774

Industrial Gases - 0.5%
     138,235  Praxair, Inc.                                                                       8,307,924

Internet Security - 0.5%
     453,625  Check Point Software Technologies, Ltd.*                                            8,868,369

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Investment Management and Advisory Services - 1.4%
     603,070  T. Rowe Price Group, Inc.#                                                    $    22,765,893

Life and Health Insurance - 0.6%
     312,995  AFLAC, Inc.                                                                         9,624,596

Medical - Biomedical and Genetic - 0.3%
     116,520  Millipore Corp.*                                                                    5,169,992

Medical - Drugs - 1.1%
     174,530  Celgene Corp.*,#                                                                    5,305,712
     226,605  Forest Laboratories, Inc.*                                                         12,406,624

                                                                                                 17,712,336

Medical - Generic Drugs - 1.2%
     303,207  Barr Laboratories, Inc.*                                                           19,860,058

Medical - HMO - 1.2%
     255,910  Anthem, Inc.*                                                                      19,743,457

Medical - Hospitals - 1.0%
     905,055  Health Management Associates, Inc.
               - Class A#                                                                        16,698,265

Medical Instruments - 3.5%
     731,680  Apogent Technologies, Inc.*                                                        14,633,600
     743,110  St. Jude Medical, Inc.*                                                            42,728,825

                                                                                                 57,362,425

Medical Labs and Testing Services - 0.6%
     165,075  Quest Diagnostics, Inc.*,#                                                         10,531,785

Medical Products - 1.3%
     203,770  INAMED Corp.*,#                                                                    10,940,411
     140,865  Stryker Corp.                                                                       9,771,805

                                                                                                 20,712,216

Non-Hazardous Waste Disposal - 0.3%
     432,860  Allied Waste Industries, Inc.*                                                      4,350,243

Oil Companies - Exploration and Production - 4.6%
     719,565  EOG Resources, Inc.                                                                30,106,600
     496,865  Murphy Oil Corp.                                                                   26,135,099
     691,650  Pioneer Natural Resources Co.*                                                     18,052,065

                                                                                                 74,293,764

Oil Field Machinery and Equipment - 0.7%
     311,300  Smith International, Inc.*                                                         11,437,162

Optical Supplies - 0.4%
     146,740  Alcon, Inc. (New York Shares)                                                       6,706,018

Pipelines - 3.2%
     963,660  Kinder Morgan, Inc.#                                                               52,664,019

Power Converters and Power Supply Equipment - 0.7%
     726,755  American Power Conversion Corp.*,#                                                 11,330,110

Printing - Commercial - 0.5%
     302,255  Valassis Communications, Inc.*,#                                                    7,773,999

Property and Casualty Insurance - 2.1%
     275,955  W. R. Berkley Corp.                                                                14,542,829
     244,320  XL Capital, Ltd. - Class A                                                         20,278,560

                                                                                                 34,821,389

Publishing - Newspapers - 0.4%
     108,975  McClatchy Co. - Class A#                                                            6,279,139

Radio - 3.1%
     328,661  Cox Radio, Inc. - Class A*,#                                                  $     7,595,356
     189,756  Entercom Communications Corp.*,#                                                    9,299,942
     631,557  Hispanic Broadcasting Corp.*                                                       16,073,126
     500,910  Westwood One, Inc.*                                                                16,995,876

                                                                                                 49,964,300

Recreational Vehicles - 0.4%
     102,635  Polaris Industries, Inc.#                                                           6,301,789

Reinsurance - 2.9%
      19,791  Berkshire Hathaway, Inc. - Class B*                                                48,092,130

Retail - Discount - 1.0%
     222,570  Dollar Tree Stores, Inc.*                                                           7,062,146
     242,365  Fred's, Inc.                                                                        9,011,131

                                                                                                 16,073,277

Retail - Home Furnishings - 0.2%
     138,068  Pier 1 Imports, Inc.                                                                2,816,587

Retail - Office Supplies - 1.0%
     918,005  Staples, Inc.*                                                                     16,845,392

Retail - Restaurants - 2.2%
     556,140  Darden Restaurants, Inc.#                                                          10,555,537
     181,240  Outback Steakhouse, Inc.#                                                           7,068,360
     641,735  Yum! Brands, Inc.*                                                                 18,969,687

                                                                                                 36,593,584

Savings/Loan/Thrifts - 0.4%
     424,065  Sovereign Bancorp, Inc.#                                                            6,636,617

Schools - 1.8%
     476,579  Apollo Group, Inc. - Class A*,#                                                    29,433,519

Semiconductor Components/Integrated Circuits - 2.5%
     401,175  Emulex Corp.*,#                                                                     9,134,755
     281,780  Integrated Circuit Systems, Inc.*,#                                                 8,856,345
     684,585  Marvell Technology Group, Ltd.*,#                                                  23,529,186

                                                                                                 41,520,286

Semiconductor Equipment - 2.5%
     433,070  KLA-Tencor Corp.*                                                                  20,133,424
     551,930  Novellus Systems, Inc.*                                                            20,212,229

                                                                                                 40,345,653

Telecommunication Equipment - 0.6%
     307,140  Harris Corp.#                                                                       9,229,557

Telecommunication Equipment - Fiber Optics - 0.1%
     366,980  CIENA Corp.*,#                                                                      1,904,626

Telecommunication Services - 1.0%
     642,405  Amdocs, Ltd. (New York Shares)*,#                                                  15,417,720

Textile - Home Furnishings - 1.3%
     390,835  Mohawk Industries, Inc.*                                                           21,703,068

Therapeutics - 0.8%
     198,505  Gilead Sciences,Inc.*,#                                                            11,032,908
      55,010  Neurocrine Biosciences, Inc.*,#                                                     2,747,199

                                                                                                 13,780,107

Tools - Hand Held - 0.4%
     222,710  Stanley Works#                                                                      6,146,796

Transportation - Air Freight - 0.8%
     486,705  CNF, Inc.#                                                                         12,352,573

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Transportation - Railroad - 0.7%
     221,145  Canadian National Railway Co.
                (New York Shares)                                                           $    10,672,458

Transportation - Services - 0.4%
     200,995  Expeditors International of Washington, Inc.#                                       6,962,467
-----------------------------------------------------------------------------------------------------------
Total Common Stock (cost $1,417,944,876)                                                      1,593,062,324
-----------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds - 0.1%
$    976,243  U.S. Treasury Bonds (cost $976,243)+                                                  976,243
-----------------------------------------------------------------------------------------------------------
Repurchase Agreement - 3.4%
  56,500,000  ABN AMRO Bank N.V., 1.25% dated 6/30/03, maturing 7/1/03 to be repurchased at $56,501,962 collateralized by $5,515,035 in
                Collateralized Mortgage Obligations 4.848%, 10/25/32, AAA
                $83,864,375 in U.S. Government Agencies, 0%-7.50%,
                8/16/06-1/1/33 $13,862,140 in U.S. Treasury Bills 0%,
                11/15/10-5/15/14; with respective values of $5,088,186,
                $42,687,426 and $9,854,388 (cost $56,500,000)                                    56,500,000
-----------------------------------------------------------------------------------------------------------
Total Investments (total cost $1,475,421,119) - 101.1%                                        1,650,538,567
-----------------------------------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables, and Other Assets - (1.1)%                                (17,812,501)
-----------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                           $ 1,632,726,066
-----------------------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2003

COUNTRY            % OF INVESTMENT SECURITIES   MARKET VALUE
-----------------------------------------------------------------
Bermuda                                  1.8%   $     29,438,518
Canada                                   0.7%         10,672,458
Cayman Islands                           1.2%         20,278,560
Ireland                                  1.2%         19,469,089
Israel                                   0.5%          8,868,369
Singapore                                0.6%          9,128,083
Switzerland                              0.4%          6,706,018
United Kingdom                           0.9%         15,417,720
United States++                         92.7%      1,530,559,752
-----------------------------------------------------------------
Total                                  100.0%   $  1,650,538,567

++ Includes Short-Term Securities (89.3% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN RISK-MANAGED LARGE CAP GROWTH PORTFOLIO
                                                               MANAGED BY INTECH

PERFORMANCE OVERVIEW

Launched January 2, 2003, Janus Aspen Risk-Managed Large Cap Growth Portfolio - Service Shares gained 9.10% through June 30, 2003, while its benchmark, the Russell 1000 Growth Index, gained 9.34%.(1)

PORTFOLIO OVERVIEW

While fundamental analysis does not factor into our management of the Portfolio, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Portfolio's goal is to modestly outperform its benchmark while maintaining about the same level of risk.

The Portfolio's mathematical investing process, in essence, seeks to build a more efficient portfolio than its benchmark. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver returns over and above the index over the long term. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Portfolio.

MANAGER'S OVERVIEW

Q. WHAT POSITIVELY IMPACTED PERFORMANCE?
The Portfolio gained ground during the period on the tails of a pronounced market upswing. As stock prices naturally moved, we adjusted each comparable stock's weighting to keep the Portfolio potentially more efficient than the index. While individual stock volatility was somewhat low during the period, we believe there was indeed adequate fluctuation for our process. Market diversity (or the size effect) was also a positive contributor to performance as the market broadened out and capital flowed to all capitalization areas of the stock market. In addition to positive absolute returns for the period, the mathematical process was implemented in a disciplined manner and we believe is well-positioned to perform over a 3- to 5-year period.

Q. WHAT NEGATIVELY IMPACTED THE PORTFOLIO'S RECENT PERFORMANCE?
INTECH's portfolio performance can primarily be attributed to two factors, stocks' relative volatility and correlation of stocks to one another. The investment process uses historical information to determine the weightings in stocks in the portfolio. When the stock market "turns" dramatically (either up or down) as it did in the first part of the second quarter, it may take a while for the process to adjust to the change. The investment process incorporates one year of past price history and each week will drop one week of history and add a new one as time continues. Given that we use past price history, there can be a lag effect. That is somewhat typical for the process and is random in nature - sometimes it will help the strategy, sometimes it will hurt the strategy.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?
INTECH's mathematical-based, risk-managed investment process is designed to outperform the Russell 1000 Growth Index over the long term while controlling risk, and we will continue to implement the process in a disciplined and deliberate manner. As a result, the process may experience relative underperformance during shorter time periods, but has a goal of relative outperformance over a 3- to 5-year time period. In addition, managing risk will continue to be the hallmark of the Portfolio's investment process. At the same time, we continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

AVERAGE ANNUAL TOTAL RETURN - for the period ended June 30, 2003

                                                 SINCE
                                               INCEPTION*
---------------------------------------------------------
Janus Aspen Risk-Managed Large Cap
  Growth Portfolio - Service Shares              9.10%
---------------------------------------------------------
Russell 1000 Growth Index                        9.34%

PORTFOLIO STRATEGY

Primarily invests in large-sized companies selected for their growth potential, seeking to control risks by applying a mathematical management process and selecting stocks only from a predefined universe of common stocks within the Portfolio's benchmark index.

[CHART]

PORTFOLIO ASSET MIX - (% of Net Assets)

Cash and Cash Equivalents --  0.3%

Common Stock -- Foreign --    0.4%

Common Stock -- Domestic --  99.3%

Number of Stocks: 295
Top 10 Equities: 20.3%

TOP 10 EQUITY HOLDINGS - (% of Net Assets)

                                         JUNE 30, 2003
General Electric Co.                              3.9%
Pfizer, Inc.                                      3.3%
Microsoft Corp.                                   3.1%
Johnson & Johnson                                 1.7%
IBM Corp.                                         1.5%
Boston Scientific Corp.                           1.4%
American International Group, Inc.                1.4%
eBay, Inc.                                        1.4%
Merck & Company, Inc.                             1.3%
Dell Computer Corp.                               1.3%

[CHART]

TOP INDUSTRIES - Portfolio vs. Index (% of Net Assets)

- JANUS ASPEN RISK-MANAGED LARGE CAP GROWTH PORTFOLIO
Medical -- Drugs                        8.7%
Diversified Operations                  5.3%
Applications Software                   5.0%
Medical Products                        4.2%
Medical Instruments                     3.0%
Computers                               2.8%
Medical -- Biomedical and Genetic       2.1%
Retail -- Discount                      2.0%
E-Commerce/Services                     2.0%
Beverages -- Non-Alcoholic              2.0%
* RUSSELL 1000 GROWTH INDEX

(1)  All returns include reinvested dividends and capital gains.

* January 2, 2003.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

The proprietary mathematical process used by INTECH may not achieve the desired results. Rebalancing techniques used may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. This increases the likelihood of higher net taxable gains or losses for investors.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total return would have been lower.

A portfolio's performance for very short time periods may not be indicative of future performance.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Common Stock - 99.7%
Advertising Services - 0.1%
         200  Getty Images, Inc.*                                                           $         8,260

Aerospace and Defense-Equipment - 0.1%
         100  United Technologies Corp.                                                               7,083

Airlines - 0.1%
         300  Southwest Airlines Co.                                                                  5,160

Apparel Manufacturers - 0.8%
       1,300  Coach, Inc.*                                                                           64,662

Applications Software - 5.0%
       2,400  Citrix Systems, Inc.*                                                                  48,864
         700  Intuit, Inc.*                                                                          31,171
       1,600  J.D. Edwards & Co.*                                                                    22,928
       1,000  Mercury Interactive Corp.*                                                             38,610
       9,900  Microsoft Corp.                                                                       253,539
         300  National Instruments Corp.*                                                            11,334

                                                                                                    406,446

Athletic Footwear - 0.1%
         100  NIKE, Inc. - Class B                                                                    5,349

Audio and Video Products - 0.4%
         400  Harman International Industries, Inc.                                                  31,656

Batteries and Battery Systems - 0.1%
         200  Energizer Holdings, Inc.*                                                               6,280

Beverages - Non-Alcoholic - 2.0%
       1,300  Coca-Cola Co.                                                                          60,333
       1,700  Coca-Cola Enterprises, Inc. 30,855
         500  Pepsi Bottling Group, Inc.                                                             10,010
       1,400  PepsiCo, Inc.                                                                          62,300

                                                                                                    163,498

Beverages - Wine and Spirits - 0.3%
         200  Brown-Forman Corp. - Class B                                                           15,724
         200  Constellation Brands, Inc. - Class A*                                                   6,280

                                                                                                     22,004

Brewery - 0.7%
       1,100  Anheuser-Busch Companies, Inc.                                                         56,155

Broadcast Services and Programming - 0.4%
         100  Clear Channel Communications, Inc.*                                                     4,239
       1,100  Fox Entertainment Group, Inc.*                                                         31,658

                                                                                                     35,897

Building - Residential and Commercial - 0.5%
         100  NVR, Inc.*                                                                             41,100

Building Products - Air and Heating - 0.2%
         200  American Standard Companies, Inc.*                                                     14,786

Cable Television - 0.8%
         700  Comcast Corp. - Class A*                                                               21,126
         100  Cox Communications, Inc. - Class A*                                                     3,190
       1,100  EchoStar Communications Corp. - Class A*                                               38,082
         200  General Motors Corp. - Class H*                                                         2,562

                                                                                                     64,960

Casino Hotels - 0%
         100  Harrah's Entertainment, Inc.*                                                           4,024

Casino Services - 1.0%
         800  International Game Technology*                                                         81,864

Cellular Telecommunications - 0.8%
       3,700  Nextel Communications, Inc. - Class A*                                                 66,896

Chemicals - Specialty - 0.9%
         100  Cabot Corp.                                                                   $         2,870
       2,400  Ecolab, Inc.                                                                           61,440
         200  Sigma-Aldrich Corp.                                                                    10,836

                                                                                                     75,146

Coatings and Paint Products - 0.1%
         300  Valspar Corp.                                                                          12,666

Commercial Banks - 0.3%
         300  Commerce Bancorp, Inc.                                                                 11,130
         200  Hudson United Bancorp                                                                   6,830
         100  North Fork Bancorporation, Inc.                                                         3,406
         100  Westamerica Bancorporation                                                              4,308

                                                                                                     25,674

Commercial Services - 1.0%
         900  Choicepoint, Inc.*                                                                     31,068
         700  Iron Mountain, Inc.*                                                                   25,963
         700  Quintiles Transnational Corp.*                                                          9,933
         400  Weight Watchers International, Inc.*                                                   18,196

                                                                                                     85,160

Commercial Services - Finance - 1.2%
         700  Deluxe Corp.                                                                           31,360
         400  H&R Block, Inc.                                                                        17,300
         900  Moody's Corp.                                                                          47,439
         100  Paychex, Inc.                                                                           2,931

                                                                                                     99,030

Computer Aided Design - 0.1%
         500  Autodesk, Inc.                                                                          8,080

Computer Graphics - 0.2%
         300  Pixar, Inc.*                                                                           18,252

Computer Services - 0.5%
         600  Affiliated Computer Services, Inc. - Class A*                                          27,438
         300  Reynolds and Reynolds Co.                                                               8,568
         200  Unisys Corp.*                                                                           2,456

                                                                                                     38,462

Computers - 2.8%
       3,200  Dell Computer Corp.*                                                                  102,272
       1,500  IBM Corp.                                                                             123,750

                                                                                                    226,022
Computers - Memory Devices - 0.4%
       1,200  Network Appliance, Inc.*                                                               19,452
         300  Storage Technology Corp.* 7,722
         200  VERITAS Software Corp.*                                                                 5,734

                                                                                                     32,908

Computers - Peripheral Equipment - 0.7%
         800  Lexmark International Group, Inc. - Class A*                                           56,616

Consumer Products - Miscellaneous - 0.4%
         500  Clorox Co.                                                                             21,325
         500  Dial Corp.                                                                              9,725
         100  Scotts Co. - Class A*                                                                   4,950

                                                                                                     36,000
Containers - Metal and Glass - 0.1%
         200  Ball Corp.                                                                              9,102

Containers - Paper and Plastic - 0.2%
         300  Sealed Air Corp.*                                                                      14,298

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Cosmetics and Toiletries - 1.5%
         600  Colgate-Palmolive Co                                                          $        34,770
         400  Gillette Co                                                                            12,744
         600  International Flavors & Fragrances, Inc.                                               19,158
         600  Procter & Gamble Co                                                                    53,508

                                                                                                    120,180

Data Processing and Management - 1.8%
         400  Acxiom Corp.*                                                                           6,036
         300  Dun & Bradstreet Corp.*                                                                12,330
         800  Fair, Issac & Company, Inc.                                                            41,160
       1,500  First Data Corp                                                                        62,160
         400  Fiserv, Inc.*                                                                          14,244
         200  Global Payments, Inc.                                                                   7,100
         100  SEI Investments Co.                                                                     3,200

                                                                                                    146,230
Dental Supplies and Equipment - 0.4%
         600  Dentsply International, Inc.                                                           24,540
         100  Patterson Dental Co.*                                                                   4,538

                                                                                                     29,078
Dialysis Centers - 0%
         100  Davita, Inc.*                                                                           2,678

Direct Marketing - 0.1%
         600  Harte-Hanks Communications, Inc.                                                       11,400

Distribution and Wholesale - 0%
         100  Fastenal Co.                                                                            3,394

Diversified Operations - 5.3%
         500  3M Co.                                                                                 64,490
         400  Danaher Corp.                                                                          27,220
      11,200  General Electric Co.                                                                  321,216
         300  Illinois Tool Works, Inc.                                                              19,755

                                                                                                    432,681

E-Commerce/Products - 0.8%
       1,900  Amazon.com, Inc.*                                                                      69,331

E-Commerce/Services - 2.0%
       1,100  eBay, Inc.*                                                                           114,598
         300  Expedia, Inc. - Class A*                                                               22,914
         700  InterActiveCorp*                                                                       27,699

                                                                                                    165,211

Electronic Components - Miscellaneous - 0.3%
         500  Gentex Corp.*                                                                          15,305
         600  Jabil Circuit, Inc.*                                                                   13,260

                                                                                                     28,565

Electronic Components - Semiconductors - 1.4%
         900  Altera Corp.*                                                                          14,760
         100  Broadcom Corp. - Class A*                                                               2,491
       3,100  Intel Corp.                                                                            64,430
         200  Microchip Technology, Inc.                                                              4,926
         500  QLogic Corp.*                                                                          24,165
         300  Xilinx, Inc.*                                                                           7,593

                                                                                                    118,365

Electronic Design Automation - 0.3%
         400  Synopsys, Inc.*                                                                        24,740

Electronic Forms - 0.2%
         500  Adobe Systems, Inc.                                                                    16,035

Engineering - Research and Development - 0.3%
         500  Jacobs Engineering Group, Inc.*                                               $        21,075

Enterprise Software/Services - 1.5%
       1,600  BEA Systems, Inc.*                                                                     17,376
       1,800  BMC Software, Inc.*                                                                    29,394
         500  Computer Associates International, Inc.                                                11,140
       4,800  Oracle Corp.*                                                                          57,696
         700  Sybase, Inc.*                                                                           9,737

                                                                                                    125,343

Entertainment Software - 0.5%
         500  Electronic Arts, Inc.*                                                                 36,995

Fiduciary Banks - 0.1%
         200  State Street Corp.                                                                      7,880

Filtration and Separation Products - 0.2%
         300  Donaldson Company, Inc.                                                                13,335

Finance - Consumer Loans - 0.9%
       1,800  SLM Corp.                                                                              70,506

Finance - Credit Card - 0.7%
         800  American Express Co.                                                                   33,448
       1,100  MBNA Corp.                                                                             22,924

                                                                                                     56,372

Finance - Investment Bankers/Brokers - 0.8%
         700  Citigroup, Inc.                                                                        29,960
         500  Legg Mason, Inc.                                                                       32,475

                                                                                                     62,435

Finance - Mortgage Loan/Banker - 1.1%
         700  Doral Financial Corp.                                                                  31,255
         300  Fannie Mae                                                                             20,232
         800  Freddie Mac                                                                            40,616

                                                                                                     92,103

Food - Confectionary - 0.8%
         400  Hershey Foods Corp.                                                                    27,864
         700  Wm. Wrigley Jr. Company                                                                39,361
                                                                                                     67,225

Food - Dairy Products - 0.3%
         300  Dreyer's Grand Ice Cream Holdings, Inc.                                                23,556

Food - Diversified - 1.4%
         600  General Mills, Inc.                                                                    28,446
         700  Kellogg Co.                                                                            24,059
         100  Kraft Foods, Inc. - Class A                                                             3,255
         700  McCormick & Company, Inc.                                                              19,040
       2,300  Sara Lee Corp.                                                                         43,263
                                                                                                    118,063

Food - Retail - 0.6%
       1,100  Whole Foods Market, Inc.*                                                              52,283

Food - Wholesale/Distribution - 0.5%
       1,300  Sysco Corp.                                                                            39,052

Footwear and Related Apparel - 0.1%
         100  Timberland Co. - Class A*                                                               5,286

Gold Mining - 0%
         100  Newmont Mining Corp.                                                                    3,246

Home Decoration Products - 0.1%
         200  Newell Rubbermaid, Inc.                                                                 5,600

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Hotels and Motels - 0%
         200  Hilton Hotels Corp.                                                           $         2,558

Human Resources - 0.1%
         200  Manpower, Inc.                                                                          7,418

Identification Systems and Devices - 0.1%
         400  Symbol Technologies, Inc.                                                               5,204

Instruments - Controls - 0.2%
         700  Thermo Electron Corp.*                                                                 14,714

Instruments - Scientific - 0.3%
         300  Applera Corp. - Applied Biosystems Group                                                5,709
         300  Fisher Scientific International, Inc.*                                                 10,470
         200  PerkinElmer, Inc.                                                                       2,762
         200  Waters Corp.*                                                                           5,826

                                                                                                     24,767

Insurance Brokers - 1.0%
         200  Arthur J. Gallagher & Co.                                                               5,440
         400  Brown & Brown, Inc.                                                                    13,000
       1,300  Marsh & McLennan Companies, Inc.                                                       66,391

                                                                                                     84,831

Internet Security - 1.3%
         500  CheckFree Corp.*                                                                       13,920
         400  Network Associates, Inc.*                                                               5,072
       1,700  Symantec Corp.*                                                                        74,562
       1,000  VeriSign, Inc.*                                                                        13,830

                                                                                                    107,384

Investment Companies - 0.2%
         700  Allied Capital Corp.                                                                   16,170

Investment Management and Advisory Services - 0.3%
         200  Eaton Vance Corp.                                                                       6,320
         500  Federated Investors, Inc. - Class B                                                    13,710
         100  T. Rowe Price Group, Inc.                                                               3,775

                                                                                                     23,805

Life and Health Insurance - 0.6%
       1,500  AFLAC, Inc.                                                                            46,125

Linen Supply and Related Items - 0%
         100  Cintas Corp.                                                                            3,544

Lottery Services - 0.2%
         400  GTECH Holdings Corp.                                                                   15,060

Machinery - Print Trade - 0.4%
         400  Zebra Technologies Corp.*                                                              30,076

Machinery - Pumps - 0.3%
         700  Graco, Inc.                                                                            22,400

Medical - Biomedical and Genetic - 2.1%
         100  Affymetrix, Inc.*                                                                       1,971
       1,000  Amgen, Inc.*                                                                           66,440
         900  Chiron Corp.*                                                                          39,348
         200  Genentech, Inc.*                                                                       14,424
       1,000  Genzyme Corp.*                                                                         41,800
         300  Millennium Pharmaceuticals, Inc.*                                                       4,719
         100  Millipore Corp.*                                                                        4,437

                                                                                                    173,139

Medical - Drugs - 8.7%
         700  Abbott Laboratories                                                           $        30,632
         200  Bristol-Myers Squibb Co.                                                                5,430
       1,300  Celgene Corp.*                                                                         39,520
       1,100  Eli Lilly and Co.                                                                      75,867
       1,700  Forest Laboratories, Inc.*                                                             93,075
       1,100  Ivax Corp.*                                                                            19,635
         300  Medicis Pharmaceutical Corp. - Class A                                                 17,010
         400  MedImmune, Inc.*                                                                       14,548
       1,800  Merck & Company, Inc.                                                                 108,990
       7,960  Pfizer, Inc.                                                                          271,834
         100  Schering-Plough Corp.                                                                   1,860
         200  SICOR, Inc.*                                                                            4,068
         600  Wyeth                                                                                  27,330

                                                                                                    709,799

Medical - Generic Drugs - 1.6%
         600  Barr Laboratories, Inc.*                                                               39,300
       2,100  Mylan Laboratories, Inc.                                                               73,017
         500  Watson Pharmaceuticals, Inc.*                                                          20,185

                                                                                                    132,502

Medical - HMO - 1.5%
         200  Anthem, Inc.*                                                                          15,430
         200  Conventry Health Care, Inc.*                                                            9,232
         200  Health Net, Inc.*                                                                       6,590
         600  Mid Atlantic Medical Services, Inc.*                                                   31,380
         800  UnitedHealth Group, Inc.                                                               40,200
         200  WellPoint Health Networks, Inc.*                                                       16,860

                                                                                                    119,692

Medical - Hospitals - 0%
         200  Health Management Associates, Inc. - Class A                                            3,690

Medical - Outpatient and Home Medical Care - 0.3%
         700  Lincare Holdings, Inc.*                                                                22,057

Medical - Wholesale Drug Distributors - 0.1%
         100  Cardinal Health, Inc.                                                                   6,430

Medical Instruments - 3.0%
       1,900  Boston Scientific Corp.*                                                              116,090
         500  Edwards Lifesciences Corp.*                                                            16,070
         300  Guidant Corp.                                                                          13,317
         800  Medtronic, Inc.                                                                        38,376
       1,000  St. Jude Medical, Inc.*                                                                57,500

                                                                                                    241,353

Medical Products - 4.2%
         200  Becton, Dickinson and Co.                                                               7,770
         800  Biomet, Inc.                                                                           22,928
         100  Henry Schein, Inc.*                                                                     5,234
       2,600  Johnson & Johnson                                                                     134,420
         800  Stryker Corp.                                                                          55,496
       1,000  Varian Medical Systems, Inc.*                                                          57,570
       1,400  Zimmer Holdings, Inc.*                                                                 63,070

                                                                                                    346,488

Medical Sterilization Products - 0.3%
       1,100  Steris Corp.*                                                                          25,399

Metal - Diversified - 0.3%
         900  Freeport-McMoRan Copper & Gold, Inc. - Class B                                         22,050

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Motorcycle and Motor Scooter Manufacturing - 0.5%
       1,000  Harley-Davidson, Inc.                                                         $        39,860

Multi-Line Insurance - 1.4%
       2,100  American International Group, Inc.                                                    115,878
         100  HCC Insurance Holdings, Inc.                                                            2,957

                                                                                                    118,835

Multimedia - 1.2%
         400  E.W. Scripps Co. - Class A                                                             35,488
         500  McGraw-Hill Companies, Inc.                                                            31,000
         100  Meredith Corp.                                                                          4,400
         700  Viacom, Inc. - Class B*                                                                30,562

                                                                                                    101,450

Networking Products - 1.1%
       4,700  Cisco Systems, Inc.*                                                                   78,443
       1,100  Juniper Networks, Inc.*                                                                13,607

                                                                                                     92,050

Office Automation and Equipment - 0%
         100  Pitney Bowes, Inc.                                                                      3,841

Office Furnishings - 0%
         100  HON Industries, Inc.                                                                    3,050

Office Supplies and Forms - 0.2%
         400  Avery Dennison Corp.                                                                   20,080

Oil - Field Services - 0.9%
         200  BJ Services Co.*                                                                        7,472
       2,700  Halliburton Co.                                                                        62,100
         200  Varco International, Inc.*                                                              3,920
                                                                                                     73,492

Oil and Gas Drilling - 0.6%
         200  ENSCO International, Inc.                                                               5,380
       1,100  Patterson-UTI Energy, Inc.*                                                            35,640
         100  Pride International, Inc.*                                                              1,882
         200  Rowan Companies, Inc.*                                                                  4,480

                                                                                                     47,382

Oil Companies - Exploration and Production - 1.1%
         600  Burlington Resources, Inc.                                                             32,442
         248  Devon Energy Corp.                                                                     13,243
         400  Murphy Oil Corp.                                                                       21,040
         100  Newfield Exploration Co.*                                                               3,755
         100  Noble Energy, Inc.                                                                      3,780
         200  Pioneer Natural Resources Co.*                                                          5,220
         100  Pogo Producing Co.                                                                      4,275
         233  XTO Energy, Inc.                                                                        4,686

                                                                                                     88,441

Oil Field Machinery and Equipment - 0.3%
         200  Cooper Cameron Corp.*                                                                  10,076
         500  Smith International, Inc.*                                                             18,370

                                                                                                     28,446

Optical Supplies - 0.2%
         200  Allergan, Inc.                                                                         15,420

Pharmacy Services - 0.7%
         200  AdvancePCS*                                                                             7,646
         500  Caremark Rx, Inc.*                                                                     12,840
         300  Express Scripts, Inc. - Class A*                                                       20,496
         400  Omnicare, Inc.                                                                         13,516

                                                                                                     54,498

Pipelines - 0.1%
         200  Kinder Morgan, Inc.                                                           $        10,930

Power Converters and Power Supply Equipment - 0.1%
         400  American Power Conversion Corp.*                                                        6,236

Property and Casualty Insurance - 0.4%
         500  Progressive Corp.                                                                      36,550

Publishing - Books - 0.1%
         400  John Wiley & Sons, Inc. - Class A                                                      10,480

Publishing - Newspapers - 0.3%
         500  New York Times Co. - Class A                                                           22,750

Radio - 0.7%
         300  Entercom Communications Corp.*                                                         14,703
         100  Hispanic Broadcasting Corp.*                                                            2,545
       1,100  Westwood One, Inc.*                                                                    37,323
                                                                                                     54,571

Real Estate Investment Trusts (REIT) - Regional Malls - 0.1%
         200  Rouse Co.                                                                               7,620

Real Estate Operating/Development - 0.2%
         600  Catellus Development Corp.*                                                            13,200

Rental Auto/Equipment - 0.4%
         400  Rent-A-Center, Inc.*                                                                   30,324

Research and Development - 0.1%
         400  Pharmaceutical Product Development, Inc.*                                              11,492

Retail - Apparel and Shoe - 1.4%
         900  Abercrombie & Fitch Co. - Class A*                                                     25,569
       1,300  Chico's FAS, Inc.*                                                                     27,365
       1,500  Gap, Inc.                                                                              28,140
         700  Ross Stores, Inc.                                                                      29,918

                                                                                                    110,992

Retail - Arts and Crafts - 0%
         100  Michaels Stores, Inc.                                                                   3,806

Retail - Auto Parts - 0.4%
         400  AutoZone, Inc.*                                                                        30,388

Retail - Automobile - 0%
         100  CarMax, Inc.*                                                                           3,015

Retail - Bedding - 0.4%
         900  Bed Bath & Beyond, Inc.*                                                               34,929

Retail - Building Products - 0.5%
       1,000  Lowe's Companies, Inc.                                                                 42,950

Retail - Computer Equipment - 0.3%
         600  CDW Corp.*                                                                             27,480

Retail - Discount - 2.0%
         500  Family Dollar Stores, Inc.                                                             19,075
         800  Target Corp.                                                                           30,272
       1,400  TJX Companies, Inc.                                                                    26,376
       1,700  Wal-Mart Stores, Inc.                                                                  91,239

                                                                                                    166,962

Retail - Drug Store - 0.3%
         900  Walgreen Co.                                                                           27,090

Retail - Mail Order - 0.2%
         500  Williams-Sonoma, Inc.*                                                                 14,600

Retail - Office Supplies - 0.3%
       1,300  Staples, Inc.*                                                                         23,855

Retail - Pet Food and Supplies - 0.2%
       1,000  PETsMART, Inc.                                                                         16,670

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Retail - Regional Department Stores - 0.3%
         500  Kohl's Corp.*                                                                 $        25,690

Retail - Restaurants - 0.8%
         400  Applebee's International, Inc.                                                         12,572
         400  Krispy Kreme Doughnuts, Inc.*                                                          16,472
         300  Outback Steakhouse, Inc.                                                               11,700
         900  Starbucks Corp.*                                                                       22,068

                                                                                                     62,812

Retail - Variety Store - 0.2%
         400  99 Cents Only Stores*                                                                  13,728

Savings/Loan/Thrifts - 0.3%
         766  New York Community Bancorp, Inc.                                                       22,283

Schools - 1.4%
       1,300  Apollo Group, Inc. - Class A*                                                          80,288
         400  Career Education Corp.*                                                                27,368
         100  Education Management Corp.*                                                             5,318

                                                                                                    112,974

Semiconductor Components/Integrated Circuits - 1.0%
         400  Analog Devices, Inc.*                                                                  13,928
         100  Emulex Corp.*                                                                           2,277
         700  Integrated Circuit Systems, Inc.*                                                      22,001
         800  Linear Technology Corp.                                                                25,768
         500  Maxim Integrated Products, Inc.                                                        17,095

                                                                                                     81,069

Semiconductor Equipment - 0.1%
         100  Applied Materials, Inc.*                                                                1,586
         100  KLA-Tencor Corp.*                                                                       4,649

                                                                                                      6,235

Soap and Cleaning Preparations - 0.1%
         200  Church & Dwight Company, Inc.                                                           6,546

Super-Regional Banks - 0.6%
         400  Fifth Third Bancorp                                                                    22,936
         600  Wells Fargo & Co.                                                                      30,240

                                                                                                     53,176

Telecommunication Equipment - 0.5%
         600  Advanced Fibre Communications, Inc.*                                                    9,762
       1,400  Comverse Technology, Inc.*                                                             21,042
         200  UTStarcom, Inc.*                                                                        7,114

                                                                                                     37,918

Telephone - Integrated - 0.1%
         700  Citizens Communications Co.*                                                            9,023

Therapeutics - 0.9%
       1,300  Gilead Sciences, Inc.*                                                                 72,254

Tobacco - 0.3%
         100  Altria Group, Inc.                                                                      4,544
         500  UST, Inc.                                                                              17,515

                                                                                                     22,059

Toys - 0.3%
       1,200  Mattel, Inc.                                                                           22,704

Transportation - Services - 1.3%
       1,000  C.H. Robinson Worldwide, Inc.                                                          35,560
       1,100  Expeditors International of Washington, Inc.                                           38,104
         500  United Parcel Service, Inc. - Class B                                                  31,850

                                                                                                    105,514

Web Hosting/Design - 0.1%
         300  Macromedia, Inc.*                                                             $         6,312

Web Portals/Internet Service Providers - 0.9%
       2,200  Yahoo!, Inc.*                                                                          72,072

Wireless Equipment - 0.4%
       1,000  QUALCOMM, Inc.                                                                         35,750

-----------------------------------------------------------------------------------------------------------
Total Common Stock (cost $7,353,922)                                                              8,160,248
-----------------------------------------------------------------------------------------------------------
Total Investments (total cost $7,353,922) - 99.7%                                                 8,160,248
-----------------------------------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.3%                                        20,914
-----------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                           $     8,181,162
-----------------------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2003

COUNTRY                   % OF INVESTMENT SECURITIES                                          MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Puerto Rico                                     0.4%                                        $        31,255
United States                                  99.6%                                              8,128,993
-----------------------------------------------------------------------------------------------------------
Total                                         100.0%                                        $     8,160,248

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO

[PHOTO OF THOMAS MALLEY]
THOMAS MALLEY
PORTFOLIO MANAGER

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 12.20% for its Institutional Shares and 12.27% for its Service Shares, while its benchmark, the S&P 500(R) Index, gained 11.75%.(1) For the 12-month period ended June 30, 2003, the Portfolio's Institutional Shares earned a fourth-quartile ranking, placing 103rd out of 130 variable annuity specialty/miscellaneous funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Most of the major international market indices ended the period firmly in positive territory. Overall, a late-year surge in most of the broader indices turned south early in the period as a slowing economic recovery, particularly on the European continent, a looming war with Iraq and other geopolitical concerns ensued. European markets, however, were aided by the European Central Bank's decision in June to cut rates by 0.50%. Global markets also showed signs of improvement, regaining lost ground when hostilities in Iraq began in mid-March. The Morgan Stanley Capital International World Index(SM) ended the period with an 11.12% return, while the Morgan Stanley Capital International Europe, Australia and Far East Index posted a gain of 9.47%. Turning to individual regions, Germany fared best among non-U.S. markets, with an 11.34% return for the DAX Index. Performance, while positive, was less pronounced in France and the UK. Meanwhile, both France and Germany continue to experience high unemployment and the lowest consumer confidence in years. In Asia, recession-weary Japan's primary indicator, the Nikkei 225 Index, gained during the period, while the rest of Asia also showed signs of improvement.

All three major U.S. stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02% the broad-based Standard & Poor's 500(R) Index adding 11.75%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months.

A number of foreign currencies gained considerably against the U.S. dollar during the period. Advances were particularly notable for the euro, which traded above the official launch rate of $1.17 for a brief time in late May and early June before giving back a portion of its gain.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Hospital operator HCA Inc. was the Portfolio's largest laggard during the period, followed by generic drug maker Andrx Corp. Both companies are headquartered in the United States. Other disappointments included biotechnology firm Biogen, also based in the U.S. Other detractors were German drug maker Bayer AG and Regeneron Pharmaceuticals, a U.S. biopharmaceutical company.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
Among the Portfolio's top contributors were Canadian drug maker Biovail and generic pharmaceutical company Teva Pharmaceuticals, located in Israel. U.S.-based companies Guidant Corp., a maker of medical devices treating cardiac and vascular diseases, and biotechnology firm Gilead Sciences also added to the Portfolio's gains. Rounding out our list of strongest winners was U.S.-based Pharmaceutical Resources, a generic drug maker.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE PERFORMANCE?
The Portfolio's investment in the United States, which accounted for a significant portion of the Portfolio's total assets, was the greatest supporter of absolute results. Also contributing to absolute performance was our exposure in Germany. Meanwhile, the Portfolio's top detractors in terms of geography were Japan and France, though they did not account for a high percentage of the Portfolio's total assets.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S RELATIVE PERFORMANCE?
While the majority of the Portfolio's holdings were based in the U.S., relative to the S&P 500(R) Index, which is comprised entirely of U.S. stocks, our exposure here was somewhat modest. This area happened to be the strongest relative performer for us during the quarter, due in large part to our strong stock selection. A number of well-chosen stocks in Germany aided our relative results as well. The Portfolio also held stocks that are based in Japan and the United Kingdom, which hurt the Portfolio's relative performance during the period. Japan in particular was a weak spot for us as select holdings there weighed heavily on our results.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE PORTFOLIO'S PERFORMANCE? Relative to the unhedged benchmark index, our approach to currency hedging negatively impacted the Portfolio's performance.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?
We will continue to try to manage volatility in the Portfolio through our fundamental research. Our primary focus, however, is to constantly seek out new ideas worldwide - looking for good management teams running solid businesses - while striving for a balance of investments across the life sciences sector.

[CHART]

AVERAGE ANNUAL TOTAL RETURN - for the periods ended June 30, 2003

               JANUS ASPEN GLOBAL LIFE SCIENCES
               PORTFOLIO - INSTITUTIONAL SHARES       S & P 500 INDEX
01/18/000                  $    10,000                     10000
 1/31/2000                        0.20%
 1/31/2000                 $ 10,020.00                  9,583.00
 2/29/2000                 $ 13,680.00                   9401.79
 3/31/2000                 $  9,260.00                  10320.96
 4/30/2000                 $  8,080.00                  10010.56
 5/31/2000                 $  8,090.00                   9805.34
 6/30/2000                 $  8,630.00                  10046.83
 7/31/2000                 $  8,220.00                   9889.90
 8/31/2000                 $  9,020.00                  10503.85
 9/30/2000                 $  9,620.00                   9949.46
10/31/2000                 $  9,680.00                   9907.19
11/30/2000                 $  8,900.00                   9126.75
12/31/2000                 $  9,329.81                   9171.52
 3/31/2001                     6964.79                   8084.85
 6/30/2001                     7856.72                   8557.68
 7/31/2001                     7736.31                   8473.41
12/31/2001                     7796.52                   8082.30
01/31/2002                     7475.42                   7964.42
02/28/2002                     7064.02                   7810.79
03/31/2002                     7365.05                   8104.58
04/30/2002                     7104.16                   7613.43
05/31/2002                     6943.62                   7557.54
06/30/2002                      6321.5                   7019.40
07/31/2002                     6010.44                   6472.37
 8/31/2002                     5930.17                   6514.74
 9/30/2002                     5739.52                   5807.43
10/31/2002                     5759.59                   6318.02
11/30/2002                     5639.18                   6689.52
12/31/2002                     5508.73                   6296.73
01/31/2003                      5498.7                    6132.1
02/28/2003                      5438.5                   6039.95
03/31/2003                     5619.11                   6098.43
04/30/2003                     5779.66                   6600.52
05/31/2003                     6060.61                   6947.96
06/30/2003                     6181.02                   7036.71

                                    FISCAL            ONE          SINCE
                                 YEAR-TO-DATE         YEAR       INCEPTION*
---------------------------------------------------------------------------
Janus Aspen Global Life
  Sciences Portfolio -
  Institutional Shares              12.20%          (2.22)%       (13.02)%
---------------------------------------------------------------------------
Janus Aspen Global Life
  Sciences Portfolio -
  Service Shares                    12.27%          (2.39)%       (13.23)%
---------------------------------------------------------------------------
S&P 500(R) Index                    11.75%           0.25%         (9.68)%

PORTFOLIO STRATEGY

To seek long-term growth of capital by normally investing at least 80% of the Portfolio's net assets in securities of companies that the portfolio manager believes have a life sciences orientation. At least 25% of the Portfolio's total assets will normally be invested in the healthcare, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology industry groups.

[CHART]

PORTFOLIO ASSET MIX - (% OF NET ASSETS)

Cash and Cash Equivalents --   0.1%
Common Stock -- Foreign --    26.3%
Common Stock -- Domestic --   73.6%

Number of Stocks: 69
Top 10 Equities: 31.0%

TOP 10 EQUITY HOLDINGS - (% of Net Assets)

                                 JUNE 30, 2003    DECEMBER 31, 2002
Amgen, Inc.                            4.1%            2.9%
Wyeth                                  3.4%            2.0%
Pfizer, Inc.                           3.2%            3.0%
Guidant Corp.                          3.1%            2.7%
Teva Pharmaceutical Industries,
  Ltd. (ADR)                           3.1%            2.7%
Genentech, Inc.                        3.1%            2.7%
Anthem, Inc.                           3.0%            3.0%
Alcon, Inc. (New York Shares)          2.8%            2.7%
Aetna, Inc.                            2.6%            1.1%
Gilead Sciences, Inc.                  2.6%            0.9%

[CHART]

TOP INDUSTRIES - Portfolio vs. Index (% of Net Assets)

- JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO
Medical-- Drugs                        38.5%
Medical-- Biomedical and Genetic       13.0%
Medical-- HMO                          10.4%
Medical Instruments                     9.6%
Medical Products                        7.0%
Therapeutics                            4.9%
Pharmacy Services                       3.1%
Optical Supplies                        2.8%
Medical-- Generic Drugs                 2.8%
Medical-- Hospitals                     1.8%
* S&P 500(R) INDEX

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

* The Portfolio's inception date - 1/18/00.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

This Portfolio concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The DAX Index is the Deutsche Boerse's blue-chip index containing the 30 largest German issues admitted to the Official Market or the Regulated Market at the Frankfurt Stock Exchange. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Nikkei 225 Index is composed of the 225 largest stocks on the Tokyo Stock Exchange. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Common Stock - 99.9%
Agricultural Operations - 0.5%
       7,725  Monsanto Co.                                                                  $       167,169

Chemicals - Diversified - 0.3%
       3,630  Akzo Nobel N.V.**                                                                      96,207

Chemicals - Specialty - 0.5%
       3,195  Syngenta A.G.**                                                                       160,158

Diagnostic Equipment - 0.6%
      18,405  Cytyc Corp.*                                                                          193,621

Diagnostic Kits - 0.3%
       4,210  Dade Behring Holdings, Inc.*                                                           96,704

Disposable Medical Products - 0.5%
       2,410  C.R. Bard, Inc.                                                                       171,857

Diversified Operations - 1.6%
      26,375  Tyco International, Ltd                                                               500,597

Instruments - Scientific - 0.6%
      10,290  Applera Corp. - Applied Biosystems Group                                              195,819

Medical - Biomedical and Genetic - 13.0%
      19,905  Amgen, Inc.*                                                                        1,322,488
       7,580  Biogen, Inc.*                                                                         288,040
       6,065  Chiron Corp.*                                                                         265,162
      13,630  Genentech, Inc.*                                                                      982,996
       6,990  Genzyme Corp.*                                                                        292,182
      11,505  Human Genome Sciences, Inc.*                                                          146,344
      20,150  IDEC Pharmaceuticals Corp.*                                                           685,100
       4,280  Invitrogen Corp.*                                                                     164,223

                                                                                                  4,146,535

Medical - Drugs - 38.5%
      10,409  Altana A.G.**                                                                         651,444
       8,464  Aventis S.A.**                                                                        465,665
      18,110  Bristol-Myers Squibb Co.                                                              491,686
       5,645  Celgene Corp.*                                                                        171,608
       8,900  Eli Lilly and Co.                                                                     613,833
       9,785  Forest Laboratories, Inc.*                                                            535,729
       9,000  Fujisawa Pharmaceutical Company, Ltd.**                                               168,645
      19,307  GlaxoSmithKline PLC**                                                                 389,645
       8,118  H. Lundbeck S.A                                                                       164,365
      13,010  IVAX Corp.*                                                                           232,229
       5,350  Ligand Pharmaceuticals, Inc. - Class B*                                                72,707
      16,185  MedImmune, Inc.*                                                                      588,648
       8,270  Merck & Company, Inc.                                                                 500,748
       8,737  Novo Nordisk S.A                                                                      305,858
      14,130  OSI Pharmaceuticals, Inc.*                                                            455,127
      29,636  Pfizer, Inc.                                                                        1,012,069
      10,594  Roche Holding A.G.**                                                                  830,992
       9,571  Schering A.G.**                                                                       467,109
      26,305  Schering-Plough Corp.                                                                 489,273
      14,380  Sepracor, Inc.*                                                                       259,271
         323  Serono S.A. - Class B**                                                               189,812
      31,000  Shionogi & Company, Ltd.**                                                            420,046
       8,200  SICOR, Inc.*                                                                          166,788
      17,385  Teva Pharmaceutical Industries, Ltd. (ADR)                                            989,728
      24,185  Wyeth                                                                               1,101,627
      22,700  Yamanouchi Pharmaceutical Company, Ltd.**                                             591,722

                                                                                                 12,326,374

Medical - Generic Drugs - 2.8%
       5,482  Barr Laboratories, Inc.*                                                      $       359,071
      10,830  Pharmaceutical Resources, Inc.*                                                       526,988

                                                                                                    886,059

Medical - HMO - 10.4%
      13,940  Aetna, Inc.                                                                           839,188
      12,385  Anthem, Inc.*                                                                         955,503
      14,580  UnitedHealth Group, Inc.                                                              732,645
       9,590  WellPoint Health Networks, Inc.*                                                      808,437

                                                                                                  3,335,773

Medical - Hospitals - 1.8%
      31,075  Health Management Associates, Inc. - Class A                                          573,334

Medical - Wholesale Drug Distributors - 1.1%
       5,380  Cardinal Health, Inc.                                                                 345,934

Medical Instruments - 9.6%
      10,925  Boston Scientific Corp.*                                                              667,517
      22,320  Guidant Corp.                                                                         990,785
      13,365  Medtronic, Inc.                                                                       641,119
      13,615  St. Jude Medical, Inc.*                                                               782,862

                                                                                                  3,082,283

Medical Products - 7.0%
      21,967  Amersham PLC**                                                                        164,843
      26,092  Biomet, Inc.                                                                          747,797
       1,330  INAMED Corp.*                                                                          71,408
     106,702  Smith & Nephew PLC**                                                                  613,184
         488  Synthes-Stratec, Inc.**                                                               350,542
       6,635  Zimmer Holdings, Inc.*                                                                298,907

                                                                                                  2,246,681

Optical Supplies - 2.8%
      19,410  Alcon, Inc. (New York Shares)**                                                       887,037

Pharmacy Services - 3.1%
      29,190  Caremark Rx, Inc.*                                                                    749,599
       3,795  Express Scripts, Inc. - Class A*                                                      259,274

                                                                                                  1,008,873

Therapeutics - 4.9%
      11,350  BioMarin Pharmaceutical, Inc.*                                                        110,776
      14,995  Gilead Sciences, Inc.*                                                                833,422
       6,935  MGI Pharma, Inc.*                                                                     177,744
       3,905  Neurocrine Biosciences, Inc.*                                                         195,016
       7,810  NPS Pharmaceuticals, Inc.*                                                            190,095
       3,270  Vicuron Pharmaceuticals, Inc.*                                                         46,369

                                                                                                  1,553,422
-----------------------------------------------------------------------------------------------------------
Total Common Stock (cost $26,484,898)                                                            31,974,437
-----------------------------------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.9%
$    300,000  ABN AMRO Bank N.V., 1.25%
                dated 6/30/03, maturing 7/1/03 to be repurchased at $300,010 collateralized by $29,283 in Collateralized Mortgage
                Obligations 4.848%, 10/25/32, AAA $445,298 in U.S. Government
                Agencies 0%-7.50%, 8/16/06-1/1/33 $73,604 in U.S. Treasury
                Bills 0%, 11/15/10-5/15/14; with respective values of
                $27,017, $226,659 and $52,324 (cost $300,000)                               $       300,000
-----------------------------------------------------------------------------------------------------------
Total Investments (total cost $26,784,898) - 100.8%                                              32,274,437
-----------------------------------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.8)%                                    (268,839)
-----------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                           $    32,005,598
-----------------------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2003

COUNTRY                 % OF INVESTMENT SECURITIES           MARKET VALUE
--------------------------------------------------------------------------
Bermuda                            1.5%                     $      500,597
Denmark                            1.4%                            470,223
France                             1.4%                            465,665
Germany                            3.5%                          1,118,553
Israel                             3.1%                            989,728
Japan                              3.7%                          1,180,413
Netherlands                        0.3%                             96,207
Switzerland                        7.5%                          2,418,541
United Kingdom                     3.6%                          1,167,672
United States++                   74.0%                         23,866,838
--------------------------------------------------------------------------
Total                            100.0%                     $   32,274,437

++ Includes Short-Term Securities (73.0% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT JUNE 30, 2003

CURRENCY SOLD AND           CURRENCY            CURRENCY       UNREALIZED
SETTLEMENT DATE           UNITS SOLD      VALUE IN $ U.S.     GAIN/(LOSS)
-------------------------------------------------------------------------
British Pound 10/17/03        40,000      $       65,511      $    (3,511)
Euro 9/26/03                 400,000             458,093          (33,299)
Japanese Yen 9/26/03      30,000,000             250,631              798
Swiss Franc 9/26/03          100,000              73,999           (1,299)
-------------------------------------------------------------------------
Total                                     $      848,234      $   (37,311)

JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO

[PHOTO OF MIKE LU]
MIKE LU
PORTFOLIO MANAGER

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 18.61% for its Institutional Shares, 18.26% for its Service Shares and 18.85% for its Service II Shares, while its benchmark, the S&P 500(R) Index, gained 11.75%.(1) For the 12-month period ended June 30, 2003, the Portfolio's Institutional Shares earned a third-quartile position, ranking 92nd out of 130 variable annuity specialty/miscellaneous funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Most of the major international market indices ended the period firmly in positive territory. Overall, a late-2002 surge in most of the broader indices turned south early in the period as a slowing economic recovery, particularly on the European continent, a looming war with Iraq and other geopolitical concerns ensued. European markets, however, were aided by the European Central Bank's decision in June to cut rates by 0.50%. Global markets also showed signs of improvement, regaining lost ground when hostilities in Iraq began in mid-March. The Morgan Stanley Capital International World Index(SM) ended the period with an 11.12% return, while the Morgan Stanley Capital International Europe, Australia and Far East Index posted a gain of 9.47%. Turning to individual regions, Germany fared best among non-U.S. markets, with an 11.34% return for the DAX Index. Performance, while positive, was less pronounced in France and the UK. Meanwhile, both France and Germany continue to experience high unemployment and the lowest consumer confidence in years. In Asia, recession-weary Japan's primary indicator, the Nikkei 225 Index, gained during the period, while the rest of Asia also showed signs of improvement.

All three major U.S. stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02% the broad-based Standard & Poor's 500(R) Index adding 11.75%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months.

A number of foreign currencies gained considerably against the U.S. dollar during the period. Advances were particularly notable for the euro, which traded above the official launch rate of $1.17 for a brief time in late May and early June before giving back a portion of its gain.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Global information technology company Infosys Technologies, which is based in India, was the Portfolio's largest laggard during the period, followed by U.S. defense contractor Lockheed Martin. Other disappointments included Intuit, a provider of small business, tax preparation and personal finance software products and services that is also headquartered in the U.S. Also detracting from our results were Japanese electronics manufacturer Sony Corp. and Thomson SA, a French provider of technologies, systems and services to consumers and professionals in the entertainment and media industries.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
Among the Portfolio's top contributors were Internet retailer Amazon.com and video game publisher Electronic Arts, two U.S.-based companies. UTStarcom, a global provider of wireless and wireline access and Internet protocol (IP) switching solutions headquartered here in the U.S., also added to the Portfolio's gains, as did Bermuda-based Marvell Technology Group, a global semiconductor provider that specializes in broadband communications and storage solutions. Rounding out our list of strongest winners was online auctioneer eBay, another U.S. company.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE PERFORMANCE?
Our exposure to Japan and the U.S. contributed the strongest gains toward our absolute performance. While a modest portion of the Portfolio's assets were invested in Japan, more than 50% of its assets were invested in U.S. stocks. On the downside, India and Bermuda were two regions that detracted from our absolute results. Our exposure in both countries was fairly minimal.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?
While the majority of the Portfolio's holdings were based in the U.S., relative to the S&P 500(R) Index, which is comprised entirely of U.S. stocks, our exposure here was somewhat modest. This area happened to be the strongest performer for us on a relative basis during the period, due in large part to our strong stock selection. A number of well-chosen stocks in Japan also aided our relative results. The Portfolio also held stocks that are based in Finland and India, which hurt the Portfolio's relative performance during the period. India in particular was a weak spot for us as select holdings there weighed heavily on our results.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?
While we will closely monitor macroeconomic factors and their potential impact on our companies' end-demand trends, our outlook remains cautiously optimistic given lean inventory levels throughout the industry and incremental increases in demand in select end-markets. Our belief remains that the financial markets will again behave more in sync with realistic business fundamentals and be less affected by purely psychological factors.

[CHART]

                 JANUS ASPEN:GLOBAL TECHNOLOGY
               PORTFOLIO - INSTITUTIONAL SHARES   S & P 500 INDEX
   01/18/000           $         10,000                 10000
   1/31/2000                       0.20%
   1/31/2000           $      10,020.00              9,583.00
   2/29/2000           $      11,220.00               9401.79
   3/31/2000           $      10,770.00              10320.96
   4/30/2000           $       9,600.00              10010.56
   5/31/2000           $       8,960.00               9805.34
   6/30/2000           $       9,830.00              10046.83
   7/31/2000           $       9,500.00               9889.90
   8/31/2000           $      10,380.00              10503.85
   9/30/2000           $       9,320.00               9949.46
  10/31/2000           $       8,480.00               9907.19
  11/30/2000           $       6,700.00               9126.75
  12/31/2000           $       6,597.19               9171.52
   3/31/2001                    4686.14               8084.85
   6/30/2001                    4903.44               8557.68
   7/31/2001                    4458.63               8473.41
  12/31/2001                    4151.35               8082.30
  01/31/2002                    4002.32               7964.42
  02/28/2002                    3587.19               7810.79
  03/31/2002                    3885.23               8104.58
  04/30/2002                    3438.17               7613.43
  05/31/2002                    3235.92               7557.54
  06/30/2002                    2927.23               7019.40
  07/31/2002                    2629.19               6472.37
   8/31/2002                    2629.19               6514.74
   9/30/2002                    2341.78               5807.43
  10/31/2002                    2522.74               6318.02
  11/30/2002                     2799.5               6689.52
  12/31/2002                    2458.87               6296.73
  01/31/2003                    2395.01                6132.1
  02/28/2003                    2395.01               6039.95
  03/31/2003                    2405.65               6098.43
  04/30/2003                    2618.54               6600.52
  05/31/2003                    2874.01               6947.96
  06/30/2003                    2916.59               7036.71

                                       FISCAL           ONE          SINCE
                                    YEAR-TO-DATE        YEAR        INCEPTION*
-----------------------------------------------------------------------------
Janus Aspen Global Technology
  Portfolio - Institutional Shares      18.61%         (0.36)%       (30.04)%

Janus Aspen Global Technology
  Portfolio - Service Shares            18.26%         (0.70)%       (30.26)%

Janus Aspen Global Technology
  Portfolio - Service II Shares         18.85%         (0.34)%       (30.26)%

S&P 500(R) Index                        11.75%          0.25%         (9.68)%

PORTFOLIO STRATEGY

To seek long-term growth of capital by normally investing at least 80% of the Portfolio's net assets in securities of domestic and foreign issuers that its portfolio manager believes will benefit significantly from advancements or improvements in technology. These businesses may include companies in the semiconductor, computer systems, networking, telecommunications, and software industries.

[CHART]

PORTFOLIO ASSET MIX - (% of Net Assets)

Preferred Stock --                  0.5%
Corporate Bonds --                  1.0%
Cash and Cash Equivalents --        9.7%
Common Stock-- Foreign --          34.8%
Common Stock -- Domestic --        54.0%

Number of Stocks: 88
Top 10 Equities: 32.3%


TOP 10 EQUITY HOLDINGS - (% of Net Assets)

                           JUNE 30, 2003    DECEMBER 31, 2002
Nokia Oyj                           5.2%                 6.0%
Electronic Arts, Inc.               4.5%                 4.6%
Microsoft Corp.                     3.7%                 6.0%
Amazon.com, Inc.                    3.4%                 2.8%
Dell Computer Corp.                 3.4%                 3.1%
Intuit, Inc.                        3.0%                 5.3%
Nissan Motor Company, Ltd.          2.6%                 2.9%
UTStarcom, Inc.                     2.4%                 2.3%
Texas Instruments, Inc.             2.1%                 1.9%
eBay, Inc.                          2.0%                 2.5%

[CHART]

TOP INDUSTRIES - Portfolio vs. Index (% of Net Assets)

- JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO
Telecommunication Equipment                                  9.5%
Applications Software                                        8.0%
Electronic Components -- Semiconductors                      7.3%
Computers                                                    5.3%
Entertainment Software                                       4.5%
Electronic Components -- Miscellaneous                       4.3%
Semiconductor Components -- Integrated Circuits              4.1%
E-Commerce/Products                                          3.4%
Semiconductor Equipment                                      3.3%
Computers -- Peripheral Equipment                            2.6%
* S&P 500(R) INDEX

----------
(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

*   The Portfolio's inception date - 1/18/00.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Returns shown for Service II Shares for periods prior to their inception (12/31/01) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service II Shares.

This Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. Nondiversified portfolios may experience greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The DAX Index is the Deutsche Boerse's blue-chip index containing the 30 largest German issues admitted to the Official Market or the Regulated Market at the Frankfurt Stock Exchange. The Nikkei 225 Index is composed of the 225 largest stocks on the Tokyo Stock Exchange. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Common Stock - 88.8%
Aerospace and Defense - 1.9%
      75,045  Embraer-Empresa Brasileira de
                Aeronautica S.A. (ADR).                                                     $     1,433,360
      36,120  Lockheed Martin Corp.                                                               1,718,228

                                                                                                  3,151,588

Applications Software - 7.5%
       9,339  Infosys Technologies, Ltd.                                                            656,132
     113,060  Intuit, Inc.*                                                                       5,034,562
      18,085  Mercury Interactive Corp.*,#                                                          698,262
     241,060  Microsoft Corp.                                                                     6,173,546

                                                                                                 12,562,502

Audio and Video Products - 1.1%
      50,000  Matsushita Electric Industrial Co.**                                                  495,107
      90,221  Thomson**,#                                                                         1,391,411

                                                                                                  1,886,518

Automotive - Cars and Light Trucks -2.6%
     448,000  Nissan Motor Company, Ltd.**                                                        4,283,190

Broadcast Services and Programming -0.5%
      77,535  Liberty Media Corp. - Class A*                                                        896,305

Cable Television - 1.6%
     144,110  British Sky Broadcasting Group PLC*,**                                              1,596,862
      32,485  EchoStar Communications Corp. - Class A*                                            1,124,631

                                                                                                  2,721,493

Cellular Telecommunications - 1.2%
     111,900  China Mobile, Ltd. (ADR)**,#                                                        1,317,063
     349,718  Vodafone Group PLC**                                                                  683,854

                                                                                                  2,000,917

Computer Aided Design - 0.2%
       9,599  Dassault Systemes S.A.**,#                                                            315,256

Computer Data Security - 0.3%
      19,675  NetScreen Technologies, Inc.*,#                                                       443,671

Computer Services - 2.4%
      67,292  Atos Origin S.A.*,**,#                                                              2,327,502
     712,779  LogicaCMG PLC**                                                                     1,699,613

                                                                                                  4,027,115

Computer Software - 0.5%
     187,687  Misys PLC**                                                                           792,869

Computers - 5.3%
     176,310  Dell Computer Corp.*                                                                5,634,868
      37,890  IBM Corp.                                                                           3,125,925
     278,000  Legend Group, Ltd.**,#                                                                 92,689

                                                                                                  8,853,482

Computers - Integrated Systems - 1.4%
      54,025  Diebold, Inc.                                                                       2,336,581

Computers - Memory Devices - 2.2%
      55,260  EMC Corp.*                                                                          1,625,572
      69,462  VERITAS Software Corp.*                                                             1,991,476

                                                                                                  3,617,048

Computers - Peripheral Equipment - 2.6%
     772,300  Hon Hai Precision Industry Company, Ltd.                                            2,800,452
      42,446  Logitech International S.A.*                                                        1,591,874

                                                                                                  4,392,326

Diversified Operations - 0.4%
      56,779  Smiths Group PLC**                                                            $       661,250

E-Commerce/Products - 3.4%
     156,905  Amazon.com, Inc.*                                                                   5,725,463

E-Commerce/Services - 2.0%
      31,475  eBay, Inc.*                                                                         3,279,065

Electronic Components - Miscellaneous - 4.3%
     126,293  Koninklijke (Royal) Philips Electronics N.V.**                                      2,401,658
      18,190  LG Electronics, Inc.**                                                                758,361
       9,490  Samsung Electronics Company, Ltd.**                                                 2,820,385
      15,050  Samsung SDI Company, Ltd.**                                                         1,140,247

                                                                                                  7,120,651

Electronic Components - Semiconductors - 6.9%
     577,279  ARM Holdings PLC*,**                                                                  638,246
      47,125  Broadcom Corp. - Class A*,#                                                         1,173,884
       8,300  Intersil Corp. - Class A*,#                                                           220,863
      82,475  Micron Technology, Inc.*,#                                                            959,184
       4,030  QLogic Corp.*,#                                                                       194,770
      55,571  STMicroelectronics N.V.**                                                           1,165,254
      93,533  STMicroelectronics N.V. (New York Shares)**                                         1,944,551
     198,550  Texas Instruments, Inc.                                                             3,494,480
      67,550  Xilinx, Inc.*                                                                       1,709,690

                                                                                                 11,500,922

Electronic Design Automation - 2.1%
     138,925  Cadence Design Systems, Inc.*                                                       1,675,436
      30,420  Synopsys, Inc.*,#                                                                   1,881,477

                                                                                                  3,556,913

Electronic Forms - 0.6%
      32,880  Adobe Systems, Inc.                                                                 1,054,462

Electronic Measuring Instruments - 0.3%
      11,000  Advantest Corp.**                                                                     487,362

Enterprise Software/Services - 1.3%
      19,515  Business Objects S.A. (ADR)*,**,#                                                     428,354
      28,830  Computer Associates International, Inc.                                               642,332
       7,323  SAP A.G.**,#                                                                          857,750
       6,190  SAP A.G. (ADR)**                                                                      180,872

                                                                                                  2,109,308

Entertainment Software - 4.5%
     100,575  Electronic Arts, Inc.*                                                              7,441,544

Internet Connectivity Services - 0.5%
      54,940  NDS Group PLC (ADR)*,**                                                               851,021

Internet Security - 1.7%
      63,650  Check Point Software Technologies, Ltd.*                                            1,244,358
      36,390  Symantec Corp.*,#                                                                   1,596,065

                                                                                                  2,840,423

Life and Health Insurance - 0.5%
      24,820  AFLAC, Inc.                                                                           763,215

Medical Instruments - 0.7%
      24,805  Medtronic, Inc.                                                                     1,189,896

Multimedia - 0.9%
      54,190  AOL Time Warner, Inc.*                                                                871,917
      36,220  Walt Disney Co.                                                                       715,345

                                                                                                  1,587,262

Networking Products - 1.4%
     136,495  Cisco Systems, Inc.*                                                                2,278,102

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Office Automation and Equipment - 1.3%
      48,000  Canon, Inc.**                                                                 $     2,202,624

Retail - Mail Order - 0.7%
      40,310  Sharper Image Corp.*,#                                                              1,099,254

Security Services - 0.6%
      34,445  Kroll, Inc.*,#                                                                        932,082

Semiconductor Components/Integrated Circuits - 4.1%
      40,205  Emulex Corp.*,#                                                                       915,468
      88,225  Marvell Technology Group, Ltd.*                                                     3,032,293
      51,550  Maxim Integrated Products, Inc.                                                     1,762,495
     720,000  Taiwan Semiconductor Manufacturing Company, Ltd.*                                   1,185,784

                                                                                                  6,896,040

Semiconductor Equipment - 3.3%
      84,885  Applied Materials, Inc.*                                                            1,346,276
      22,485  KLA-Tencor Corp.*                                                                   1,045,328
      30,870  Novellus Systems, Inc.*                                                             1,130,490
      81,675  Teradyne, Inc.*,#                                                                   1,413,794
      10,400  Tokyo Electron, Ltd.**                                                                492,825

                                                                                                  5,428,713

Telecommunication Equipment - 9.5%
     138,925  Alcatel S.A. (ADR)*,**,#                                                            1,243,379
      49,605  Arris Group, Inc.*                                                                    246,041
      31,490  Harris Corp.                                                                          946,274
     229,726  Nokia Oyj**                                                                         3,782,953
     300,985  Nokia Oyj (ADR)**                                                                   4,945,183
      46,185  Telefonaktiebolaget LM Ericsson (ADR)*,#                                              490,947
     115,445  UTStarcom, Inc.*,#                                                                  4,106,379

                                                                                                 15,761,156

Telecommunication Equipment - Fiber Optics - 0.4%
     122,450  CIENA Corp.*                                                                          635,516

Telecommunication Services - 1.2%
      49,795  Amdocs, Ltd. (New York Shares)*,**                                                  1,195,080
   3,290,000  China Telecom Corporation, Ltd.**                                                     755,194

                                                                                                  1,950,274

Toys - 1.7%
     153,525  Mattel, Inc.                                                                        2,904,693

Web Portals/Internet Service Providers - 2.3%
         100  Yahoo Japan Corp.*,**                                                               1,623,985
      69,805  Yahoo!, Inc.*                                                                       2,286,812

                                                                                                  3,910,797

Wireless Equipment - 0.9%
       2,899  Crown Castle International Corp.*,#                                                    22,525
      40,585  QUALCOMM, Inc.                                                                      1,450,914

                                                                                                  1,473,439
-----------------------------------------------------------------------------------------------------------
Total Common Stock (cost $148,409,517)                                                          147,922,308
-----------------------------------------------------------------------------------------------------------

Corporate Bonds - 1.0%
Applications Software - 0.5%
$    900,000  Mercury Interactive Corp., 4.75%
                convertible notes, due 7/1/07 (144A)^                                       $       887,625

Electronic Components - Semiconductors - 0.4%
     650,000  International Rectifier Corp.,4.25%
                convertible subordinated notes due 7/15/07                                          632,937

Networking Products - 0.1%
   1,000,000  Candescent Technologies Corp., 8.00%
                convertible senior subordinated
                debentures, due 5/1/03 (144A)|,~,^                                                   85,000
-----------------------------------------------------------------------------------------------------------
Total Corporate Bonds (cost $2,321,102)                                                           1,605,562
-----------------------------------------------------------------------------------------------------------
Preferred Stock - 0.5%
Wireless Equipment - 0.5%
      22,585  Crown Castle International Corp.
                convertible, 6.25%
                (cost $1,129,251)                                                                   934,454
-----------------------------------------------------------------------------------------------------------
Repurchase Agreement - 9.8%
$ 16,400,000  ABN AMRO Bank N.V., 1.25% dated 6/30/03, maturing 7/1/03 to be repurchased at $16,400,569 collateralized by $1,600,824 in
                Collateralized Mortgage Obligations 4.848%, 10/25/32, AAA
                $24,342,933 in U.S. Government Agencies, 0%-7.50%,
                8/16/06-1/1/33 $4,023,701 in U.S. Treasury Bills 0%,
                11/15/10-5/15/14; with respective values of $1,476,925,
                $12,390,687 and $2,860,389 (cost $16,400,000)                                    16,400,000
-----------------------------------------------------------------------------------------------------------
Total Investments (total cost $168,259,870) - 100.1%                                            166,862,324
-----------------------------------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.1)%                                    (207,905)
-----------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                           $   166,654,419
-----------------------------------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2003

COUNTRY       % OF INVESTMENT SECURITIES                 MARKET VALUE
---------------------------------------------------------------------
Bermuda                             1.8%             $      3,032,293
Brazil                              0.9%                    1,433,360
China                               0.5%                      755,194
Finland                             5.2%                    8,728,136
France                              3.4%                    5,705,902
Germany                             0.6%                    1,038,622
Hong Kong                           0.8%                    1,409,752
India                               0.4%                      656,132
Israel                              0.8%                    1,244,358
Japan                               5.7%                    9,585,093
Netherlands                         3.3%                    5,511,463
South Korea                         2.8%                    4,718,993
Sweden                              0.3%                      490,947
Switzerland                         1.0%                    1,591,874
Taiwan                              2.4%                    3,986,236
United Kingdom                      4.9%                    8,118,795
United States++                    65.2%                  108,855,174
---------------------------------------------------------------------
Total                             100.0%             $    166,862,324

++  Includes Short-Term Securities (55.4% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT JUNE 30, 2003

CURRENCY SOLD AND               CURRENCY           CURRENCY         UNREALIZED
SETTLEMENT DATE                UNITS SOLD    VALUE IN $ U.S.       GAIN/(LOSS)
------------------------------------------------------------------------------
British Pound 8/8/03                30,000   $        49,358   $       (2,048)
British Pound 9/26/03              160,000           262,396          (13,501)
British Pound 10/17/03             160,000           262,043          (14,043)
Euro 8/8/03                      1,050,000         1,204,146          (72,876)
Euro 9/26/03                       550,000           629,878          (45,786)
Euro 10/17/03                      200,000           228,917          (15,917)
Hong Kong Dollar
  8/8/03                         7,000,000           897,694             (879)
Hong Kong Dollar
  9/26/03                        4,900,000           628,352             (453)
Japanese Yen 9/26/03           220,000,000         1,837,961            6,107
Japanese Yen 10/17/03          220,000,000         1,839,192           (4,329)
South Korean Won
  11/12/03                   1,500,000,000         1,243,781          (16,436)
South Korean Won
  11/21/03                     500,000,000           414,339           (2,647)
------------------------------------------------------------------------------
Total                                        $     9,498,057   $     (182,808)

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO

[PHOTO OF BRENT LYNN]
BRENT LYNN
PORTFOLIO MANAGER

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 6.51% for its Institutional Shares, 6.33% for its Service Shares and 6.34% for its Service II Shares, while its benchmark, the Morgan Stanley Capital International EAFE(R) Index, gained 9.47%.(1) For the 12-month period ended June 30, 2003, the Portfolio's Institutional Shares earned a third-quartile position, ranking 127th out of 188 variable annuity international funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Most of the major international market indices ended the period firmly in positive territory. Overall, a late-year surge in most of the broader indices turned south early in the period as a slowing economic recovery, particularly on the European continent, a looming war with Iraq and other geopolitical concerns ensued. European markets, however, were aided by the European Central Bank's decision in June to cut rates by 0.50%. Global markets also showed signs of improvement, regaining lost ground when hostilities in Iraq began in mid-March. The Morgan Stanley Capital International World Index(SM) ended the period with an 11.12% return, while the Morgan Stanley Capital International Europe, Australia and Far East Index posted a gain of 9.47%. Turning to individual regions, Germany fared best among non-U.S. markets, with an 11.34% return for the DAX Index. Performance, while positive, was less pronounced in France and the UK. Meanwhile, both France and Germany continue to experience high unemployment and the lowest consumer confidence in years. In Asia, recession-weary Japan's primary indicator, the Nikkei 225 Index, gained during the period, while the rest of Asia also showed signs of improvement.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Japan's Sony Corp., which produces consumer electronics and distributes media content on a worldwide basis, was our single biggest disappointment during the period. Our holdings of software developer and computer services concern Satyam Computers, which is based in India, also worked against us. Meanwhile, Stockholm-based lock maker Assa Abloy and technical publisher Wolters-Kluwer, which is based in the Netherlands, ranked among our biggest disappointments. Also among our list of detractors was Switzerland's Swiss Re, a reinsurance company.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
On the positive side, our position in Amdocs, Ltd. advanced sharply, a performance that enabled the Israel-based business services firm to emerge as our top contributor during the period. Our holdings of Yahoo Japan - which stands out as that country's top provider of Internet-related services and e-tailing -also contributed to performance. Two energy companies, Canadian oil and gas producer EnCana and Indian refiner Reliance Industries, also ranked among our best performers. Finally, our holdings of Spanish-language media concern Grupo Televisa, which is based in Mexico but distributes programming worldwide, also distinguished itself as a top performer.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE PORTFOLIO'S PERFORMANCE? Currency hedges in place during the early part of the period detracted from performance as the U.S. dollar weakened against a broad range of international currencies. We have removed all of the currency hedges.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE
PERFORMANCE?
The energy sector, which represented our single largest exposure, was also our biggest contributor to absolute performance. Information technology ranked a close second in terms of contribution. Our industrial and materials stocks declined, making these two sectors the biggest overall detractors from performance.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE PERFORMANCE?
On an absolute basis, our investments in France, Canada and the United Kingdom were our largest positive contributors. These three countries also ranked among our largest overall exposures when viewed by percent of total assets. Our three biggest detractors from absolute performance were Sweden, Japan and Hong Kong.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?
Our energy stocks performed well as a group, even though energy stocks as a whole performed poorly relative to the market at large. Individual standouts such as Reliance and EnCana - both discussed above - allowed energy to rank as our single best-performing sector during the period. Information technology, a sector where we built roughly twice the exposure of our benchmark, was also an area of strength for the Portfolio given the strong performance posted by the sector in general. On the downside, individual disappointments in the industrial and materials sectors worked against us, causing these two sectors to become our biggest areas of weakness. Financial services and telecommunications, areas where we carried substantially less exposure than our benchmark, also held back results on a relative basis while nonetheless contributing positively to absolute results.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?
On a relative basis, our investments in Canada - a country that is not represented in our benchmark - were our top contributors. Several individual standouts in France also helped our relative performance, while our decision to underweight Japan, a country that lagged other markets, also proved well-considered. On the downside, individual missteps in Sweden and Germany caused these two countries to standout as areas of weakness within the Portfolio, while our substantial underweighting in Australia, which performed relatively well, also worked against the Portfolio.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?
Our approach to managing the Portfolio during these unsettling times centers on achieving an appropriate mix of what we believe are steady, predictable earnings growers and other, more economically sensitive companies that are currently operating in depressed sectors but are executing well and appear to be positioned to benefit from an eventual uptick in economic growth. The fundamental research process will remain strictly focused on finding great franchises with strong balance sheets, solid execution, strong cash flow generation and attractive valuations.

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JUNE 30, 2003

[CHART]

               JANUS ASPEN:INTERNATIONAL GROWTH   MORGAN STANLEY CAPITAL INTERNATIONAL
               PORTFOLIO - INSTITUTIONAL SHARES             EAFE INDEX 30-APR
    5/2/1994                  10000                                 10000
   6/30/1994                9640.00                              10083.10
   9/30/1994                9870.00                              10092.88
  12/31/1994                9720.00                               9989.92
   3/31/1995                9350.00                              10176.01
   6/30/1995               10310.00                              10249.89
   9/30/1995               11340.00                              10677.20
  12/31/1995               11970.13                              11109.56
   3/31/1996               13122.07                              11430.57
   6/30/1996               14539.13                              11611.42
   9/30/1996               15040.48                              11596.85
  12/31/1996               16125.27                              11781.35
   3/31/1997               17253.63                              11596.82
   6/30/1997               19078.45                              13101.77
   9/30/1997               20049.42                              13009.52
  12/31/1997               19109.41                              11990.80
   3/31/1998               21797.94                              13754.66
   6/30/1998               23355.26                              13900.69
   9/30/1998               19208.36                              11924.86
  12/31/1998               22402.76                              14388.60
   3/31/1999               23213.77                              14588.62
   6/30/1999               24656.59                              14959.33
   9/30/1999               25765.35                              15615.83
  12/31/1999               40833.86                              18268.19
   3/31/2000               46789.45                              17526.03
   6/30/2000               42017.74                              16791.42
   9/30/2000               39394.95                              16112.47
  12/31/2000                34324.2                              15680.11
  03/31/2001               28592.39                              13530.74
  04/30/2001               31080.62                              14471.01
  06/30/2001               29027.44                              13389.36
   7/31/2001               27551.48                              13145.75
  09/30/2001               23112.37                              11514.86
  12/31/2001               26349.32                              12317.88
  01/31/2002               24889.85                              11663.37
  02/28/2002               24788.80                              11745.18
  03/31/2002               26023.75                              12437.54
  04/30/2002               25069.47                              12462.55
  05/31/2002               24687.76                              12620.46
  06/30/2002               23179.77                              12118.09
  07/31/2002               20856.15                              10921.79
  12/31/2002               19608.14                               10354.4
  03/31/2003               17658.66                               9503.94
  06/30/2003               20884.63                              11335.22

                                    FISCAL       ONE       FIVE      SINCE
                                 YEAR-TO-DATE    YEAR      YEAR    INCEPTION*
------------------------------------------------------------------------------
Janus Aspen International
  Growth Portfolio -
  Institutional Shares                6.51%       (9.90)%  (2.21)%   8.37%

Janus Aspen International
  Growth Portfolio - Service
  Shares                              6.33%      (10.12)%  (2.72)%   8.37%

Janus Aspen International
  Growth Portfolio -
  Service II Shares                   6.34%      (10.05)%   (2.66)%  8.37%

Morgan Stanley Capital
  International EAFE(R) Index         9.47%       (6.46)%   (4.00)%  1.38%

PORTFOLIO STRATEGY

To seek long-term growth of capital primarily through investments in common stocks of issuers located outside of the United States. The Portfolio has the flexibility to invest in non-U.S. companies and other organizations of any size, regardless of country of organization or place of principal business activity.

[CHART]

PORTFOLIO ASSET MIX - (% of Net Assets)

Common Stock -- Domestic --           1.0%
Cash and Cash Equivalents --          1.8%
Common Stock -- Foreign --           97.2%

Number of Stocks: 105
Top 10 Equities: 22.3%

TOP 10 EQUITY HOLDINGS - (% of Net Assets)

                                JUNE 30, 2003     DECEMBER 31, 2002
Reliance Industries, Ltd.                3.2%                  2.0%
Total S.A. - Class B                     2.5%                  2.2%
EnCana Corp.                             2.5%                  1.8%
Roche Holding A.G.                       2.1%                    --
Aventis S.A.                             2.1%                  0.5%
Grupo Televisa S.A. (ADR)                2.0%                  2.1%
STMicroelectronics N.V.                  2.0%                  1.7%
Samsung Electronics Company, Ltd.        2.0%                  1.7%
Vodafone Group PLC                       2.0%                  0.6%
Amdocs, Ltd. (New York Shares)           1.9%                    --

[CHART]

TOP INDUSTRIES - Portfolio vs. Index (% of Net Assets)

- JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO
Medical -- Drugs                               10.0%
Money Center Banks                              8.7%
Oil Companies -- Integrated                     7.4%
Cellular Telecommunications                     5.4%
Oil Companies -- Exploration and Production     4.1%
* MORGAN STANLEY CAPITAL INTERNATIONAL EAFE(R) INDEX

[CHART]

TOP COUNTRIES - (% of Net Assets)

United Kingdom                                 17.5%
France                                         11.2%
Switzerland                                    10.3%
Canada                                          8.4%
Japan                                           8.2%

----------
(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2003, Lipper ranked Janus Aspen International Growth Portfolio - Institutional Shares 30th out of 105 variable annuity international funds for the 5-year period.

*The Portfolio's inception date - 5/2/94.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Effective June 16, 2003, Helen Young Hayes is no longer the co-manager of Janus Aspen International Growth Portfolio, and Brent Lynn is the sole portfolio manager of the Portfolio.

Returns shown for Service and Service II Shares for periods prior to their inception (12/31/99 and 12/31/01, respectively) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service and Service II Shares.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The DAX Index is the Deutsche Boerse's blue-chip index containing the 30 largest German issues admitted to the Official Market or the Regulated Market at the Frankfurt Stock Exchange. The Nikkei 225 Index is composed of the 225 largest stocks on the Tokyo Stock Exchange. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total return would have been lower.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Common Stock - 98.2%
Advertising Sales - 0.6%
   1,186,256  Telefonica Publicidad e Informacion S.A.                                      $     5,734,983

Advertising Services - 2.0%
   1,743,426  Aegis Group PLC                                                                     2,288,319
   2,208,780  WPP Group PLC                                                                      17,313,044

                                                                                                 19,601,363

Agricultural Chemicals - 0.4%
      66,345  Potash Corporation of Saskatchewan, Inc.
                (New York Shares)                                                                 4,246,080

Applications Software - 1.5%
     127,731  Infosys Technologies, Ltd.                                                          8,974,021
   1,425,096  Satyam Computer Services, Ltd.                                                      5,898,802

                                                                                                 14,872,823

Athletic Footwear - 0%
       1,952  Puma A.G. Rudolf Dassler Sport                                                        192,102

Audio and Video Products - 0.9%
     601,652  Thomson#                                                                            9,278,825

Automotive - Truck Parts and Equipment - Original - 0%
       3,510  TI Automotive, Ltd.*,^                                                                      0

Beverages - Wine and Spirits - 0.5%
     476,495  Diageo PLC                                                                          5,087,331

Brewery - 0.5%
     226,498  Interbrew S.A.                                                                      5,032,885

Broadcast Services and Programming - 2.0%
     584,956  Grupo Televisa S.A. (ADR)                                                          20,180,982

Cable Television - 0.5%
     457,011  British Sky Broadcasting Group PLC*                                                 5,064,074

Cellular Telecommunications - 5.4%
   6,436,640  China Mobile, Ltd.                                                                 15,187,510
       4,421  NTT DoCoMo, Inc.                                                                    9,572,851
   1,848,896  Telecom Italia Mobile S.p.A.#                                                       9,150,849
   9,693,918  Vodafone Group PLC                                                                 18,955,929
      30,536  Vodafone Group PLC (ADR)#                                                             600,032

                                                                                                 53,467,171

Chemicals - Specialty - 1.5%
      82,369  Ciba Specialty Chemicals A.G.                                                       4,986,385
      12,194  Givaudan S.A.                                                                       5,131,321
      97,621  Syngenta A.G.#                                                                      4,893,518

                                                                                                 15,011,224

Commercial Banks - 3.5%
   1,036,106  Anglo Irish Bank Corporation PLC                                                    9,137,703
     535,103  Credit Agricole S.A.#                                                              10,169,674
      60,146  Julius Baer Holding, Ltd.                                                          14,741,884

                                                                                                 34,049,261

Computer Services - 2.5%
     230,023  Atos Origin S.A.*,#                                                                 7,956,056
   3,536,298  LogicaCMG PLC                                                                       8,432,262
     494,023  TietoEnator Oyj                                                                     8,316,733

                                                                                                 24,705,051

Cooperative Banks - 0.7%
     574,574  Banco Popolare di Verona e Novara Scrl                                              7,911,098

Cosmetics and Toiletries - 0.8%
     392,000  Kao Corp.                                                                           7,296,440

Diversified Financial Services - 2.5%
     230,009  Deutsche Boerse A.G.                                                          $    12,123,531
     510,058  Euronext N.V.                                                                      12,645,728

                                                                                                 24,769,259

Diversified Minerals - 1.6%
     531,945  Companhia Vale do Rio Doce (ADR)                                                   15,777,489

Diversified Operations - 1.0%
     816,333  Smiths Group PLC                                                                    9,507,046

Electric Products - Miscellaneous - 2.0%
      67,200  Samsung Electronics Company, Ltd.                                                  19,971,534

Electronic Components - Miscellaneous - 0%
         500  Koninklijke (Royal) Philips Electronics N.V.                                            9,508

Electronic Components - Semiconductors - 3.8%
  13,227,025  ARM Holdings PLC*                                                                  14,623,938
     289,327  Infineon Technologies A.G.*                                                         2,780,904
         200  Rohm Company, Ltd.                                                                     21,803
     962,073  STMicroelectronics N.V.                                                            20,173,462

                                                                                                 37,600,107

Finance - Investment Bankers/Brokers - 0.7%
     569,000  Nomura Holdings, Inc.                                                               7,221,787

Finance - Mortgage Loan/Banker - 1.0%
   1,121,940  Housing Development Finance Corporation, Ltd.                                       9,878,243

Food - Diversified - 1.8%
      55,569  Groupe Danone#                                                                      7,689,379
     183,754  Unilever N.V.                                                                       9,858,510

                                                                                                 17,547,889

Food - Retail - 0.5%
     161,650  Metro A.G.                                                                          5,143,797

Hotels and Motels - 2.4%
     471,771  Accor S.A.                                                                         17,065,280
     303,528  Fairmont Hotels & Resorts, Inc.                                                     6,904,913

                                                                                                 23,970,193

Insurance Brokers - 1.7%
   1,170,199  Jardine Lloyd Thompson Group PLC                                                   11,634,404
     175,275  Willis Group Holdings, Ltd.                                                         5,389,706

                                                                                                 17,024,110

Internet Connectivity Services - 0.3%
     212,881  NDS Group PLC (ADR)*,#                                                              3,297,527

Internet Security - 0.7%
     368,400  Check Point Software Technologies, Ltd.*                                            7,202,220

Medical - Drugs - 10.0%
     367,827  Aventis S.A.                                                                       20,236,780
   1,027,100  Chugai Pharmaceutical Company, Ltd.                                                11,667,412
     364,000  Fujisawa Pharmaceutical Company, Ltd.                                               6,820,738
       4,375  GlaxoSmithKline PLC                                                                    88,294
     268,876  Roche Holding A.G.                                                                 21,090,610
     264,422  Schering A.G.                                                                      12,905,004
      19,851  Serono S.A. - Class B                                                              11,665,507
       1,000  Takeda Chemical Industries, Ltd.                                                       36,894
     542,900  Yamanouchi Pharmaceutical Company, Ltd.                                            14,151,798

                                                                                                 98,663,037

Medical Products - 0.9%
      12,246  Synthes-Stratec, Inc.                                                               8,796,608

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Miscellaneous Manufacturing - 0.7%
   5,387,162  FKI PLC                                                                       $     7,109,987

Money Center Banks - 8.7%
   4,777,305  Banca Intesa S.p.A.#                                                               15,360,757
     483,106  Banco Bilbao Vizcaya Argentaria S.A.                                                5,076,158
     373,588  Credit Suisse Group                                                                 9,832,424
   1,381,000  DBS Group Holdings, Ltd.                                                            8,077,307
     371,505  Royal Bank of Scotland Group PLC                                                   10,421,757
     830,239  Standard Chartered PLC                                                             10,151,825
     302,159  UBS A.G.                                                                           16,808,423
   2,203,547  UniCredito Italiano S.p.A.                                                         10,551,884

                                                                                                 86,280,535

Mortgage Banks - 0.9%
   1,135,414  Abbey National PLC                                                                  8,843,265

Multi-Line Insurance - 0.5%
     284,208  ING Groep N.V.                                                                      4,937,952

Multimedia - 1.2%
     927,918  News Corporation, Ltd.                                                              6,969,945
     273,337  Vivendi Universal S.A.*,#                                                           4,975,071

                                                                                                 11,945,016

Office Automation and Equipment - 2.1%
     249,000  Canon, Inc.                                                                        11,426,110
     214,233  Neopost S.A.*                                                                       9,102,480

                                                                                                 20,528,590

Oil - Field Services - 0.9%
   1,111,372  Saipem S.p.A.#                                                                      8,397,635

Oil and Gas Drilling - 2.5%
     289,105  Nabors Industries, Ltd.*,#                                                         11,434,103
     348,688  Precision Drilling Corp.*                                                          13,041,637

                                                                                                 24,475,740

Oil Companies - Exploration and Production - 4.1%
     316,578  Canadian Natural Resources, Ltd.                                                   12,523,325
     635,525  EnCana Corp.                                                                       24,181,522
     174,074  Niko Resources, Ltd.                                                                3,429,594

                                                                                                 40,134,441

Oil Companies - Integrated - 7.4%
   1,405,453  BP PLC                                                                              9,746,561
     612,029  Eni S.p.A.#                                                                         9,312,355
     803,728  Husky Energy, Inc.                                                                 10,351,603
     441,392  Suncor Energy, Inc.                                                                 8,231,737
     163,601  Total S.A. - Class B                                                               24,723,700
     199,820  Yukos (ADR)                                                                        11,145,960

                                                                                                 73,511,916

Optical Supplies - 0.7%
      96,485  Alcon, Inc. (New York Shares)                                                       4,409,365
      35,500  Hoya Corp.                                                                          2,445,014

                                                                                                  6,854,379

Paper and Related Products - 1.0%
     859,217  Billerud A.B.#                                                                     10,035,914

Petrochemicals - 3.2%
   4,555,644  Reliance Industries, Ltd.                                                          31,821,878

Real Estate Operating/Development - 0.5%
   1,028,000  Sun Hung Kai Properties, Ltd.                                                       5,193,963

Semiconductor Components/Integrated Circuits - 1.0%
   5,707,000  Taiwan Semiconductor Manufacturing Company, Ltd.*                             $     9,398,989

Semiconductor Equipment - 0.5%
      92,600  Tokyo Electron, Ltd.                                                                4,388,041

Soap and Cleaning Preparations - 1.7%
   3,046,149  Hindustan Lever, Ltd.                                                              11,697,558
     284,008  Reckitt Benckiser PLC                                                               5,211,500

                                                                                                 16,909,058

Steel - Producers - 0%
         525  POSCO (ADR)#                                                                           13,750

Telecommunication Equipment - 1.6%
     637,525  Comverse Technology, Inc.*                                                          9,582,001
     347,122  Nokia Oyj                                                                           5,716,141

                                                                                                 15,298,142

Telecommunication Services - 1.9%
     792,380  Amdocs, Ltd. (New York Shares)*                                                    19,017,120

Telephone - Integrated - 1.6%
     697,630  Deutsche Telekom A.G.*                                                             10,622,832
       1,350  Nippon Telegraph & Telephone Corp.                                                  5,295,441

                                                                                                 15,918,273

Television - 0.6%
   4,188,918  Granada PLC                                                                         6,215,635

Tobacco - 0.7%
         235  Japan Tobacco, Inc.                                                                 1,270,165
     676,195  Swedish Match A.B.                                                                  5,110,575

                                                                                                  6,380,740
-----------------------------------------------------------------------------------------------------------
Total Common Stock (cost $896,242,861)                                                          971,723,006
-----------------------------------------------------------------------------------------------------------
Foreign Bonds - 0%
Soap and Cleaning Preparations - 0%
INR 2,692,247 Hindustan Lever, Ltd., 9.00%
                secured notes, due 1/1/05
                (cost $346,939)                                                                     347,611
-----------------------------------------------------------------------------------------------------------
Repurchase Agreement - 3.0%
$ 30,100,000  ABN AMRO Bank N.V., 1.25%
                dated 6/30/03, maturing 7/1/03 to be repurchased at
                $30,101,045 collateralized by $2,938,098 in Collateralized
                Mortgage Obligations 4.848%, 10/25/32, AAA $44,678,189 in
                U.S. Government Agencies, 0%-7.50%, 8/16/06-1/1/33 $7,384,963
                in U.S. Treasury Bills 0%, 11/15/10-5/15/14; with respective
                values of $2,710,697, $22,741,443 and $5,249,860 (cost $30,100,000)              30,100,000
-----------------------------------------------------------------------------------------------------------
Total Investments (total cost $926,689,800) - 101.2%                                          1,002,170,617
-----------------------------------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.2)%                                 (11,623,713)
-----------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                           $   990,546,904
-----------------------------------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2003

COUNTRY            % OF INVESTMENT SECURITIES    MARKET VALUE
---------------------------------------------------------------
Australia                                 0.7%  $     6,969,945
Belgium                                   0.5%        5,032,885
Bermuda                                   1.7%       16,823,809
Brazil                                    1.6%       15,777,489
Canada                                    8.3%       82,910,411
Finland                                   1.4%       14,032,874
France                                   11.1%      111,197,245
Germany                                   4.4%       43,768,170
Hong Kong                                 2.0%       20,381,473
India                                     6.8%       68,618,113
Ireland                                   0.9%        9,137,703
Israel                                    0.7%        7,202,220
Italy                                     6.1%       60,684,578
Japan                                     8.1%       81,614,494
Mexico                                    2.0%       20,180,982
Netherlands                               4.8%       47,625,160
Russia                                    1.1%       11,145,960
Singapore                                 0.8%        8,077,307
South Korea                               2.0%       19,985,284
Spain                                     1.1%       10,811,141
Sweden                                    1.5%       15,146,489
Switzerland                              10.2%      102,356,045
Taiwan                                    0.9%        9,398,989
United Kingdom                           17.3%      173,609,850
United States++                           4.0%       39,682,001
---------------------------------------------------------------
Total                                   100.0%  $ 1,002,170,617

++Includes Short-Term Securities (1.0% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN INTERNATIONAL VALUE PORTFOLIO

[PHOTO OF JASON YEE]
JASON YEE
PORTFOLIO MANAGER

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 4.48% for its Service Shares, while its benchmark, the Morgan Stanley Capital International EAFE(R) Index, gained 9.47%, and the Morgan Stanley Capital International World Index(SM) gained 11.12%.(1) For the 12 months ended June 30, 2003, the Portfolio's Service Shares earned a fourth-quartile position, ranking 172nd out of 188 Variable Annuity International Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Most of the major international market indices ended the period firmly in positive territory. Overall, a late-year surge in most of the broader indices turned south early in the period as a slowing economic recovery, particularly on the European continent, a looming war with Iraq and other geopolitical concerns ensued. European markets, however, were aided by the European Central Bank's decision in June to cut rates by 0.50%. Global markets also showed signs of improvement, regaining lost ground when hostilities in Iraq began in mid-March. The Morgan Stanley Capital International World Index(SM) ended the period with an 11.12% return, while the Morgan Stanley Capital International Europe, Australia and Far East Index posted a gain of 9.47%. Turning to individual regions, Germany fared best among non-U.S. markets, with an 11.34% return for the DAX Index. Performance, while positive, was less pronounced in France and the UK. Meanwhile, both France and Germany continue to experience high unemployment and the lowest consumer confidence in years. In Asia, recession-weary Japan's primary indicator, the Nikkei 225 Index, gained during the period, while the rest of Asia also showed signs of improvement.

All three major U.S. stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02%, the broad-based Standard & Poor's 500 Index adding 11.75%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months. In the value arena, the S&P 500(R)/Barra Value Index returned 12.29%, while the MSCI World Value Index offered a 12.02% return.

A number of foreign currencies gained considerably against the U.S. dollar during the period. Advances were particularly notable for the euro, which traded above the official launch rate of $1.17 for a brief time in late May and early June before giving back a portion of its gain.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? German drug maker Bayer AG was the Portfolio's largest laggard during the period, followed by Wolters Kluwer, a Dutch multimedia publisher focusing on the legal, tax and business, health and education markets. Other disappointments included Japan's Nippon Broadcasting System, which produces and sells radio programs as well as audio and video software, and provides music publication service. Also detracting from our results were insurance provider Nipponkoa Insurance of Japan and Akzo Nobel NV, a producer of chemicals, coatings, and pharmaceuticals headquartered in the Netherlands.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
The Portfolio's top contributor was German-based Pfeiffer Vacuum Technology, which provides vacuum components and systems. Many media-related businesses added to the Portfolio's gains, including Granada of the U.K., Canada's Shaw Communications and Vivendi Universal, a French business. Rounding out our list of strongest winners was conglomerate Tyco International, which is based in Bermuda but has its U.S. headquarters in New Hampshire.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE
PERFORMANCE?
On an absolute basis the consumer discretionary and industrials sectors were our largest positive contributors. A substantial portion of the Portfolio's total assets were invested in these two groups. Another area to which we had notable exposure was the materials sector, which, unfortunately, detracted from our absolute results as did our investments in financials.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE PERFORMANCE?
The Portfolio's significant investment in the United Kingdom had the greatest impact on absolute performance. Canada also strongly supported results, though a significantly smaller portion of assets was invested in this geography. Japan, which accounted for a notable portion of assets, was the top detractor from the Portfolio's absolute performance. Switzerland also weighed heavily on results.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?
Individual investments from the energy and industrials sectors contributed to the Portfolio's performance on a relative basis. Additionally, our underweight position in the energy sector versus that of our benchmark worked to our advantage. Meanwhile, a select number of stocks within the materials and financials areas detracted from the Portfolio's results. Our significant underweighting in financials relative to the benchmark also hindered our relative performance.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S RELATIVE PERFORMANCE?
It is important to note that the Portfolio's focus is on those companies based outside of the U.S., while roughly half of the Morgan Stanley Capital International World Index(SM) is comprised of U.S. stocks. However, it was our selection of companies from Canada and the United Kingdom that contributed the strongest gains toward our relative performance. Our overweighting in Canada also supported performance. Meanwhile, select investments as well as our overweighting in businesses from Japan weighed on our relative results. An overweight position in companies from the Netherlands also detracted from the Portfolio's performance.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE PORTFOLIO'S RELATIVE
PERFORMANCE?
Our policy of maintaining a "currency neutral" strategy, equating to roughly a 50% currency hedge, was also a big headwind against the Portfolio's unhedged benchmark index.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?
Our entire investment philosophy is ultimately predicated on the notion that the intrinsic value of a company is not determined by its daily price fluctuations in the stock market but rather on its earnings power over time. While our relative performance is disappointing, it is in sharp contrast to the respectable business performance of most of our companies. The good news is that we believe the significant market declines over the past year have given us the opportunity to upgrade the quality of businesses in our portfolio at very attractive prices. So while we are doing our best to navigate the volatility of these uncertain times, we remain primarily focused on identifying good businesses for the long term and investing in them at reasonable valuations.

[CHART]

AVERAGE ANNUAL TOTAL RETURN - for the periods ended June 30, 2003

               JANUS ASPEN INTERNATIONAL
                       VALUE PORTFOLIO -       MORGAN STANLEY CAPITAL       MORGAN STANLEY CAPITAL
                          SERVICE SHARES    INTERNATIONAL WORLD INDEX    INTERNATIONAL EAFE INDEX
  5/1/2001                         10000                       10,000                      10,000
05/31/2001                         10010                      9869.69                     9647.06
06/30/2001                          9910                      9559.07                     9252.54
07/31/2001                          9820                       9431.3                     9084.19
08/31/2001                          9710                      8977.22                     8853.99
09/30/2001                          8790                      8184.99                     7957.19
10/31/2001                          9360                      8341.28                     8160.99
11/30/2001                         10150                      8833.48                     8461.83
12/31/2001                      10497.05                      8888.12                     8512.10
01/31/2002                      10416.99                      8617.95                     8059.82
02/28/2002                       10577.1                      8542.15                     8116.35
03/31/2002                      11437.68                      8935.54                     8594.80
04/30/2002                      11567.77                      8615.29                     8612.08
05/31/2002                      11607.79                      8629.66                     8721.20
06/30/2002                      10848.23                      8104.57                     8374.05
07/31/2002                       9840.03                      7420.73                     7547.36
08/31/2002                       9769.46                       7433.4                     7530.23
09/30/2002                        8791.5                      6614.98                     6721.53
10/31/2002                       8781.42                       7102.4                     7082.78
11/30/2002                       9436.75                      7484.25                     7404.24
12/31/2002                       9093.96                      7120.62                     7155.27
01/31/2003                                                    6903.62                     6856.51
02/28/2003                                                     6782.8                     6699.16
03/31/2003                                                    6760.41                     6567.53
04/30/2003                                                    7359.51                     7211.23
05/31/2003                                                    7778.51                     7648.17
06/30/2003                   9501.369408                      7912.16                        7833

                                        FISCAL        ONE          SINCE
                                     YEAR-TO-DATE     YEAR       INCEPTION*
---------------------------------------------------------------------------
Janus Aspen International Value
  Portfolio** - Service Shares           4.48%      (12.42)%       (2.34)%

Morgan Stanley Capital
  International EAFE(R) Index            9.47%       (6.46)%      (10.66)%

Morgan Stanley Capital
  International World Index(SM)         11.12%       (2.37)%      (10.24)%

PORTFOLIO STRATEGY

Invests primarily in common stocks of companies of any size located outside of the United States with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth.

[CHART]

PORTFOLIO ASSET MIX - (% of Net Assets)

Preferred Stock   --                  2.4%
Cash and Cash Equivalents --          6.2%
Common Stock -- Foreign --           91.4%

Number of Stocks: 26
Top 10 Equities: 55.0%

TOP 10 EQUITY HOLDINGS - (% of Net Assets)

                                      JUNE 30, 2003  DECEMBER 31, 2002
Pfeiffer Vacuum Technology A.G.                 7.2%               5.6%
Granada PLC                                     6.4%               3.6%
Vivendi Universal S.A.                          6.1%               4.1%
FKI PLC                                         5.8%               4.7%
Tyco International, Ltd.                        5.5%                --
Koninklijke (Royal) Philips
  Electronics N.V.                              5.2%               5.0%
WPP Group PLC                                   5.0%               2.6%
Nipponkoa Insurance Company, Ltd.               4.7%               4.0%
Nippon Broadcasting System, Inc.                4.6%               3.8%
Hunter Douglas N.V.                             4.5%               4.7%

[CHART]

TOP INDUSTRIES - Portfolio vs. Index (% of Net Assets)

- JANUS ASPEN INTERNATIONAL VALUE PORTFOLIO
Diversified Operations             10.1%
Machinery -- Pumps                  7.2%
Multimedia                          7.2%
Television                          6.4%
Miscellaneous Manufacturing         5.8%
* MORGAN STANLEY CAPITAL INTERNATIONAL EAFE(R) INDEX

[CHART]

TOP COUNTRIES - (5 of Net Assets)

United Kingdom                     29.8%
Netherlands                        12.7%
Japan                              11.4%
Germany                             9.6%
France                              7.7%

----------
(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

  *The Portfolio's inception date - 5/1/01.

 **Formerly named Janus Aspen Global Value Portfolio.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

This Portfolio is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. Nondiversified portfolios may experience greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Effective May 1, 2003 the Portfolio changed its benchmark from the Morgan Stanley Capital International World Index(SM) to the Morgan Stanley Capital International EAFE(R) Index. The change was made in connection with the Portfolio's name change from Janus Aspen Global Value Portfolio to Janus Aspen International Value Porfolio and corresponding changes in investment policies. The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe, and the Asia/Pacific Region. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The DAX Index is the Deutsche Boerse's blue-chip index containing the 30 largest German issues admitted to the Official Market or the Regulated Market at the Frankfurt Stock Exchange. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Nikkei 225 Index is composed of the 225 largest stocks on the Tokyo Stock Exchange. The S&P 500(R)/Barra Value Index is a market capitalizationweighted index of the stocks in the Standard & Poor's 500(R) Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500(R) Index on a market capitalization basis. The MSCI World Value and Growth Indices are subsets of the MSCI World Index and are built on a country-by-country basis for each of the 23 countries included in the MSCI World Index. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total return would have been lower.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Common Stock - 91.4%
Advertising Services - 5.0%
      40,204  WPP Group PLC**                                                               $       315,130

Cable Television - 4.2%
      19,898  Shaw Communications, Inc. - Class B                                                   266,234

Chemicals - Diversified - 2.0%
       4,792  Akzo Nobel N.V.**                                                                     127,006

Chemicals - Specialty - 5.7%
         457  Givaudan S.A.                                                                         192,309
       3,325  Syngenta A.G.                                                                         166,675

                                                                                                    358,984

Diversified Operations - 10.1%
      18,494  BBA Group PLC**                                                                        63,478
      19,291  Smiths Group PLC**                                                                    224,664
      18,070  Tyco International, Ltd.                                                              342,969

                                                                                                    631,111

Electronic Components - Miscellaneous - 5.2%
      17,088  Koninklijke (Royal) Philips Electronics N.V.**                                        324,955

Electronic Measuring Instruments - 2.1%
       7,905  Orbotech, Ltd.*                                                                       131,460

Home Decoration Products - 4.5%
       8,407  Hunter Douglas N.V.**                                                                 279,969

Hotels and Motels - 1.6%
       2,803  Accor S.A.**                                                                          101,392

Human Resources - 3.2%
     108,868  Michael Page International PLC**                                                      197,615

Machinery - Pumps - 7.2%
      16,771  Pfeiffer Vacuum Technology A.G.**                                                     453,546

Medical - Drugs - 3.7%
      11,433  GlaxoSmithKline PLC**                                                                 230,735

Miscellaneous Manufacturing - 5.8%
     277,287  FKI PLC**                                                                             365,964

Multimedia - 7.2%
      23,732  Reuters Group PLC**                                                                    68,987
      20,885  Vivendi Universal S.A.*,**                                                            380,133

                                                                                                    449,120

Oil Companies - Exploration and Production - 2.3%
       3,820  EnCana Corp.                                                                          145,350

Property and Casualty Insurance - 4.7%
      88,000  Nipponkoa Insurance Company, Ltd.**                                                   296,815

Publishing - Newspapers - 2.8%
      99,790  Independent News & Media PLC**                                                        177,619

Publishing - Periodicals - 1.0%
       5,145  Wolters Kluwer N.V.**                                                                  62,036

Radio - 4.6%
      11,500  Nippon Broadcasting System, Inc.**                                                    291,151

Rubber/Plastic Products - 2.1%
      15,000  Tenma Corp.**                                                                         128,545

Television - 6.4%
     269,822  Granada PLC**                                                                         400,370
-----------------------------------------------------------------------------------------------------------
Total Common Stock (cost $5,386,833)                                                              5,735,107
-----------------------------------------------------------------------------------------------------------

Preferred Stock - 2.4%
Soap and Cleaning Preparations - 2.4%
       2,485  Henkel KGaA**                                                                 $       152,384
                (cost $159,225)
-----------------------------------------------------------------------------------------------------------
Repurchase Agreement - 6.4%
$    400,000  ABN AMRO Bank N.V., 1.25% dated 6/30/03,
                maturing 7/1/03 to be repurchased at $400,014
                collateralized by $39,044 in Collateralized
                Mortgage Obligations 4.848%, 10/25/32, AAA
                $593,730 in U.S. Government Agencies 0%-7.50%,
                8/16/06-1/1/33 $98,139 in U.S. Treasury
                Bills 0%, 11/15/10-5/15/14; with respective
                values of $36,023, $302,212 and $69,766 (cost $400,000)                             400,000
-----------------------------------------------------------------------------------------------------------
Total Investments (total cost $5,946,058) - 100.2%                                                6,287,491
-----------------------------------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.2)%                                     (14,923)
-----------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                           $     6,272,568
-----------------------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2003

COUNTRY                    % OF INVESTMENT SECURITIES    MARKET VALUE
---------------------------------------------------------------------
Bermuda                                          5.5%   $     342,969
Canada                                           6.5%         411,584
France                                           7.7%         481,525
Germany                                          9.6%         605,930
Ireland                                          2.8%         177,619
Israel                                           2.1%         131,460
Japan                                           11.4%         716,511
Netherlands                                     12.6%         793,966
Switzerland                                      5.7%         358,984
United Kingdom                                  29.7%       1,866,943
United States++                                  6.4%         400,000
---------------------------------------------------------------------
Total                                          100.0%   $   6,287,491

++Includes Short-Term Securities (0% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT JUNE 30, 2003

CURRENCY SOLD AND               CURRENCY          CURRENCY    UNREALIZED
SETTLEMENT DATE               UNITS SOLD   VALUE IN $ U.S.   GAIN/(LOSS)
-------------------------------------------------------------------------
British Pound 8/8/03             220,000   $       361,957   $    (15,017)
British Pound 10/17/03           280,000           458,576        (24,576)
Euro 8/8/03                      165,000           189,223        (11,452)
Euro 9/26/03                     705,000           807,389        (56,933)
Japanese Yen 8/8/03           17,000,000           141,814          1,828
Japanese Yen 9/26/03          25,000,000           208,859            665
Japanese Yen 10/17/03          5,000,000            41,800            (98)
-------------------------------------------------------------------------
Total                                      $     2,209,618   $   (105,583)

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

[PHOTO OF LAURENCE CHANG]
LAURENCE CHANG
PORTFOLIO MANAGER

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 6.63% for its Institutional Shares, 6.48% for its Service Shares and 6.51% for its Service II Shares, while its benchmark, the Morgan Stanley Capital International World Index,(SM) gained 11.12%.(1) For the 12-month period ended June 30, 2003, the Portfolio's Institutional Shares earned a fourth-quartile position, ranking 60th out of 69 variable annuity global funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

In the U.S., all three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02%, the broad-based Standard & Poor's 500(R) Index adding 11.75%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months. Most of the major international market indices also ended the period firmly in positive territory. Overall, a late-year surge in most of the broader indices turned south early in the period as a slowing economic recovery, particularly on the European continent, a looming war with Iraq and other geopolitical concerns ensued. European markets, however, were aided by the European Central Bank's decision in June to cut rates by 0.50%. Global markets also showed signs of improvement, regaining lost ground when hostilities in Iraq began in mid-March. The Morgan Stanley Capital International World Index(SM) ended the period with an 11.12% return, while the Morgan Stanley Capital International Europe, Australia and Far East Index posted a gain of 9.47%. Turning to individual regions, Germany fared best among non-U.S. markets, with an 11.34% return for the DAX Index. Performance, while positive, was less pronounced in France and the UK. Meanwhile, both France and Germany continue to experience high unemployment and the lowest consumer confidence in years. In Asia, recession-weary Japan's primary indicator, the Nikkei 225 Index, gained during the period, while the rest of Asia also showed signs of improvement.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Japan's Sony Corp., which produces consumer electronics and distributes media content on a worldwide basis, was our single biggest disappointment. Other setbacks included Netherlands-based technical publisher Wolters-Kluwer, Japanese drugmaker Takeda Chemical Industries and Swedish lock maker Assa Abloy. South Korea's Kookmin Bank rounded out our list of disappointments during the period.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
U.S.-based interactive media specialist InterActiveCorp, formerly known as USA Interactive, was our top performer during the period. Citigroup, another company headquartered in the U.S., also aided performance. Meanwhile, our position in Canadian oil and gas producer EnCana Corp. established itself as a clear standout, while Korean consumer electronics manufacturer Samsung Electronics and Swiss drugmaker Roche Holdings rounded out our list of top contributors.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE PORTFOLIO'S PERFORMANCE? Currency hedges in place during the early part of the period detracted from performance as the U.S. dollar weakened against a broad range of international currencies. We have since reduced our currency hedges considerably.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE
PERFORMANCE?
Our financial services positions - which represented the Portfolio's biggest single exposure by percent of total assets -provided the biggest boost to performance. Our consumer discretionary stocks also made a significant positive contribution to results. Detractors included our materials and industrial positions, both of which declined in value.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE PERFORMANCE?
Our U.S. position, which on average represented more than 40% of the Portfolio's total assets, was by far our biggest contributor to absolute results. France, which was also a relatively large exposure for us, ranked a distant second. Meanwhile, strong performances by our Israeli positions made that country our third strongest contributor despite the country's relatively small role within the Portfolio. Significant negative contributors included Japan, our third largest exposure by percent of assets. Declines by our positions in the Netherlands and Sweden also worked against us.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?
On a relative basis, energy stocks were our best performers. Although we carried a larger exposure than our benchmark in energy stocks - a sector that generally lagged the market - we owned the right securities, allowing energy to emerge as our single brightest area when viewed on a relative basis. Similarly, although our underweight position in the relatively strong-performing financial services sector worked against us, individual standouts made the group a positive contributor to performance on both an absolute and a relative basis. On the downside, declines by a number of industrial positions also worked against us, causing the group to be our biggest detractor from relative performance. Meanwhile, several missteps in the information technology area caused the IT area to be a clear disappointment on a relative basis. Regardless, the sector's sizable position within the Portfolio and positive returns overall allowed it to rank among our biggest contributors when viewed strictly on an absolute basis. Consumer discretionary stocks, which were second only to financial stocks as our biggest overall exposure, contributed positively on an absolute basis but nonetheless detracted from our relative results given disappointing results recorded by individual holdings in the sector.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?
Our investments in Israel - a country that is not represented in our benchmark - were top contributors. Individual standouts in the United States also helped performance despite our overall under-weighting of the country, while our small weighting in Russia - another country with no representation in our benchmark -also proved well-considered. On the downside, our slight overweighting in Japan, which lagged other worldwide markets, worked against us. However, the declines suffered by our individual Japanese holdings proved an even more important detractor from performance than our decision to allocate a slightly larger portion of Portfolio assets to the country. Meanwhile, individual losses and our relative overweighting of stocks based in the Netherlands caused the country to standout as an area of weakness within the Portfolio, while our U.K. positions also worked against the Portfolio as a result of losses among specific holdings.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?
Our approach to managing the Portfolio during these unsettling times centers on achieving what we consider to be an appropriate mix of steady, predictable earnings growers and other, more economically sensitive companies that are currently operating in depressed sectors, but are executing well and appear to be well positioned to benefit from an eventual uptick in economic growth. The fundamental research process will remain strictly focused on valuation, strong balance sheets, solid execution and strong free cash flow generation.

AVERAGE ANNUAL TOTAL RETURN - for the periods ended June 30, 2003

               JANUS ASPEN:WORLDWIDE GROWTH       MORGAN STANLEY CAPITAL
              PORTFOLIO - INSTITUTIONAL SHARES  INTERNATIONAL WORLD INDEX
  9/13/1993                10000                           10000
 12/31/1993             11910.05                        10059.77
  3/31/1994             11910.05                        10121.33
  6/30/1994             11681.86                        10424.89
  9/30/1994             12212.85                        10648.30
 12/31/1994             12092.63                        10570.41
  3/31/1995             12062.57                        11064.78
  6/30/1995             13185.97                        11537.03
  9/30/1995             14619.88                        12181.51
 12/31/1995             15402.21                        12760.64
  3/31/1996             16720.10                        13279.98
  6/30/1996             18531.61                        13664.59
  9/30/1996             18887.60                        13846.73
 12/31/1996             19874.77                        14480.62
  3/31/1997             21111.83                        14522.33
  6/30/1997             23635.47                        16708.16
  9/30/1997             25178.71                        17186.17
 12/31/1997             24277.55                        16763.26
  3/31/1998             28522.76                        19163.91
  6/30/1998             30836.82                        19553.40
  9/30/1998             25894.33                        17209.49
 12/31/1998             31299.00                        20843.09
  3/31/1999             33429.21                        21587.38
  6/30/1999             35290.89                        22617.52
  9/30/1999             36185.56                        22282.22
 12/31/1999             51470.38                        26040.89
  3/31/2000             57237.22                        26307.83
  6/30/2000             52532.18                        25375.33
  9/30/2000             49756.05                        24100.38
 12/31/2000             43404.73                        22609.13
  1/31/2001             45000.98                        23054.49
 03/31/2001             36104.08                        19705.33
 06/30/2001             37548.16                        20224.99
  7/31/2001             35818.97                        19954.65
 08/31/2001             33242.83                        18993.91
 09/30/2001             29855.03                        17317.71
 10/31/2001             30878.42                        17648.39
 11/30/2001             32842.88                        18689.79
 12/31/2001             33666.70                        18805.39
 01/31/2002             32133.18                        18233.76
 02/28/2002             31850.07                        18073.39
 03/31/2002             33383.59                        18905.72
 04/30/2002             31578.76                        18228.15
 05/31/2002             31342.83                        18258.54
 06/30/2002             29280.17                        17147.57
 07/31/2002             26721.71                        15700.70
 12/31/2002             25081.25                        15065.73
 01/31/2003                                             14606.62
 03/31/2003             23031.85                        14303.61
 06/30/2003                26744                        16740.46

[CHART]

                                        FISCAL        ONE         FIVE        SINCE
                                     YEAR-TO-DATE     YEAR        YEAR      INCEPTION*
--------------------------------------------------------------------------------------
Janus Aspen Worldwide
  Growth Portfolio -
  Institutional Shares                   6.63%       (8.66)%      (2.81)%     10.57%

Janus Aspen Worldwide Growth
  Portfolio - Service Shares             6.48%       (8.89)%      (3.33)%     10.26%

Janus Aspen Worldwide Growth
  Portfolio - Service II Shares          6.51%       (8.88)%      (3.33)%     10.26%

Morgan Stanley Capital
  International World Index(SM)         11.12%       (2.37)%      (3.06)%      5.40%

PORTFOLIO STRATEGY

To seek long-term growth of capital in a manner consistent with the preservation of capital primarily through investments in common stocks of foreign and domestic issuers. The Portfolio has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity.

[CHART]

PORTFOLIO ASSET MIX - (% of Net Assets)

Preferred Stock --                    0.8%
Foreign Dollar/Non-Dollar Bonds --    1.5%
Cash and Cash Equivalents --          1.8%
Common Stock -- Domestic --          42.1%
Common Stock -- Foreign --           53.8%

Number of Stocks: 122
Top 10 Equities: 24.1%

TOP 10 EQUITY HOLDINGS - (% of Net Assets)

                                     JUNE 30, 2003  DECEMBER 31, 2002
Roche Holding A.G.                             2.8%                --
Citigroup, Inc.                                2.8%               2.7%
Pfizer, Inc.                                   2.7%               1.5%
Microsoft Corp.                                2.7%               1.8%
Samsung Electronics Company, Ltd.              2.6%               1.7%
Total S.A. - Class B                           2.6%               2.3%
STMicroelectronics N.V.                        2.1%               1.9%
UBS A.G.                                       2.0%               1.2%
AOL Time Warner, Inc.                          2.0%               1.3%
Marsh & McLennan Companies, Inc.               1.8%               1.1%

[CHART]

TOP INDUSTRIES - Portfolio vs. Index (% of Net Assets)

- JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
Medical -- Drugs                                  11.0%
Money Center Banks                                 6.3%
Oil Companies -- Integrated                        5.9%
Multimedia                                         5.6%
Oil Companies -- Exploration and Production        3.5%
* MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX(SM)

[CHART]

TOP COUNTRIES - (% of Net Assets)

U.S.A.                                          42.1%
United Kingdom                                  7.7%
Switzerland                                     6.6%
Japan                                           5.9%
France                                          4.9%

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2003, Lipper ranked Janus Aspen Worldwide Growth Portfolio - Institutional Shares 29th out of 40 variable annuity global funds for the 5-year period.

*The Portfolio's inception date - 9/13/93.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Effective June 16, 2003, Helen Young Hayes is no longer the co-manager of Janus Aspen Worldwide Growth Portfolio, and Laurence Chang is the sole portfolio manager of the Portfolio.

Returns shown for Service and Service II Shares for periods prior to their inception (12/31/99 and 12/31/01, respectively) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service and Service II Shares.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe, and the Asia/Pacific Region. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The DAX Index is the Deutsche Boerse's blue-chip index containing the 30 largest German issues admitted to the Official Market or the Regulated Market at the Frankfurt Stock Exchange. The Nikkei 225 Index is composed of the 225 largest stocks on the Tokyo Stock Exchange. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Common Stock - 95.9%
Advertising Services - 0.8%
   4,086,207  WPP Group PLC                                                                 $    32,028,850

Aerospace and Defense - 2.7%
     422,065  Lockheed Martin Corp.                                                              20,077,632
     683,085  Northrop Grumman Corp.                                                             58,943,405
     833,020  Raytheon Co.                                                                       27,356,377

                                                                                                106,377,414

Aerospace and Defense - Equipment - 0.7%
     382,740  United Technologies Corp.                                                          27,109,474

Applications Software - 2.7%
   4,135,000  Microsoft Corp.                                                                   105,897,350

Athletic Footwear - 0.5%
     231,237  Adidas - Salomon A.G.#                                                             19,756,131

Automotive - Cars and Light Trucks - 1.5%
     530,305  BMW A.G.#                                                                          20,370,115
   1,040,600  Honda Motor Company, Ltd.                                                          39,431,442

                                                                                                 59,801,557

Beverages - Wine and Spirits - 0.5%
   1,873,356  Diageo PLC                                                                         20,001,012

Broadcast Services and Programming - 2.7%
   1,011,796  Clear Channel Communications, Inc.*                                                42,890,032
   1,045,355  Grupo Televisa S.A. (ADR)                                                          36,064,747
   2,475,599  Liberty Media Corp. - Class A*                                                     28,617,924

                                                                                                107,572,703

Cable Television - 1.0%
   1,219,782  British Sky Broadcasting Group PLC*                                                13,516,231
     599,935  Comcast Corp. - Class A*                                                           18,106,038
     310,720  Comcast Corp. - Special Class A*                                                    8,958,058

                                                                                                 40,580,327

Casino Services - 0.5%
     197,825  International Game Technology*,#                                                   20,243,432

Cellular Telecommunications - 2.9%
  25,248,340  China Mobile, Ltd.                                                                 59,574,469
  22,891,546  Vodafone Group PLC                                                                 44,763,171
     575,035  Vodafone Group PLC (ADR)#                                                          11,299,438

                                                                                                115,637,078

Chemicals - Specialty - 0.5%
      46,285  Givaudan S.A.                                                                      19,477,055

Commercial Banks - 2.2%
     742,798  Banco Popular Espanol S.A.#                                                        37,531,423
   1,865,309  Danske Bank A/S                                                                    36,325,394
   1,294,811  Westpac Banking Corporation, Ltd.                                                  14,111,121

                                                                                                 87,967,938

Commercial Services - Finance - 0.4%
     282,515  Moody's Corp.                                                                      14,891,366

Computers - 1.6%
   1,082,720  Dell Computer Corp.*                                                               34,603,731
     358,000  IBM Corp.                                                                          29,535,000

                                                                                                 64,138,731

Cosmetics and Toiletries - 1.0%
     220,275  Estee Lauder Companies, Inc. - Class A                                              7,385,821
   1,805,000  Kao Corp.                                                                          33,597,130

                                                                                                 40,982,951

Data Processing and Management - 0.6%
     658,625  Fiserv, Inc.*                                                                 $    23,453,636

Diversified Financial Services - 0.3%
     210,069  Deutsche Boerse A.G.#                                                              11,072,515

Diversified Minerals - 0.5%
     639,985  Companhia Vale do Rio Doce (ADR)                                                   18,981,955

Diversified Operations - 1.9%
   2,384,065  Cendant Corp.*                                                                     43,676,071
   1,558,230  Tyco International, Ltd.                                                           29,575,205

                                                                                                 73,251,276

E-Commerce/Services - 1.4%
   1,409,670  InterActiveCorp*,#                                                                 55,780,642

Electric Products - Miscellaneous - 2.6%
     344,010  Samsung Electronics Company, Ltd.                                                 102,238,206

Electronic Components - Semiconductors - 3.3%
     119,200  Rohm Company, Ltd.                                                                 12,994,613
   3,050,640  STMicroelectronics N.V.                                                            63,968,087
     881,860  STMicroelectronics N.V. (New York Shares)#                                         18,333,869
     727,060  Texas Instruments, Inc.                                                            12,796,256
     885,560  Xilinx, Inc.*                                                                      22,413,524

                                                                                                130,506,349

Enterprise Software/Services - 0.5%
     905,030  Computer Associates International, Inc.                                            20,164,068

Fiduciary Banks - 1.4%
     897,910  Bank of New York Company, Inc.                                                     25,814,913
     270,975  Northern Trust Corp.                                                               11,324,045
     421,900  State Street Corp.                                                                 16,622,860

                                                                                                 53,761,818

Finance - Consumer Loans - 0.6%
     578,400  SLM Corp.                                                                          22,655,928

Finance - Credit Card - 0.5%
     498,250  American Express Co.                                                               20,831,833

Finance - Investment Bankers/Brokers - 3.4%
   2,555,870  Citigroup, Inc.                                                                   109,391,236
      95,205  Goldman Sachs Group, Inc.                                                           7,973,419
   1,352,000  Nomura Holdings, Inc.                                                              17,159,677

                                                                                                134,524,332

Finance - Mortgage Loan/Banker - 1.3%
     530,590  Fannie Mae                                                                         35,782,990
     336,970  Freddie Mac                                                                        17,107,967

                                                                                                 52,890,957

Food - Catering - 1.0%
   6,879,314  Compass Group PLC                                                                  37,802,171

Food - Retail - 0.5%
     580,988  Metro A.G.#                                                                        18,487,378

Food - Wholesale/Distribution - 0.2%
     322,715  Sysco Corp.                                                                         9,694,359

Hotels and Motels - 0.5%
     685,600  Starwood Hotels & Resorts Worldwide, Inc.                                          19,601,304

Industrial Gases - 0.5%
     125,112  L'Air Liquide S.A.                                                                 18,547,989

Insurance Brokers - 2.2%
   1,386,595  Marsh & McLennan Companies, Inc.                                                   70,813,407
     489,555  Willis Group Holdings, Ltd.                                                        15,053,816

                                                                                                 85,867,223

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Internet Security - 0.8%
   1,526,820  Check Point Software Technologies, Ltd.*                                      $    29,849,331

Machinery - Construction and Mining - 0.9%
   1,370,995  Atlas Copco A.B. - Class A                                                         34,681,938

Medical - Drugs - 11.0%
     803,125  Abbott Laboratories                                                                35,144,750
   1,006,548  Aventis S.A.                                                                       55,377,365
     822,728  GlaxoSmithKline PLC                                                                16,603,900
   3,128,575  Pfizer, Inc.                                                                      106,840,836
   1,398,987  Roche Holding A.G.                                                                109,736,419
      25,725  Serono S.A. - Class B                                                              15,117,383
     825,700  Takeda Chemical Industries, Ltd.                                                   30,463,055
     485,395  Teva Pharmaceutical Industries, Ltd. (ADR)#                                        27,633,537
   1,330,200  Yamanouchi Pharmaceutical Company, Ltd.                                            34,674,381

                                                                                                431,591,626

Medical - HMO - 1.3%
   1,018,960  UnitedHealth Group, Inc.                                                           51,202,740

Medical Instruments - 1.3%
   1,101,254  Medtronic, Inc.                                                                    52,827,154

Medical Products - 0.1%
     112,670  Baxter International, Inc.                                                          2,929,420

Metal Processors and Fabricators - 0.5%
   1,943,299  Assa Abloy A.B. - Class B                                                          18,814,115

Money Center Banks - 6.3%
   6,052,799  Banca Intesa S.p.A.                                                                19,461,930
   1,364,002  Credit Suisse Group                                                                35,899,029
   2,259,016  Royal Bank of Scotland Group PLC                                                   63,371,735
     305,324  Societe Generale - Class A#                                                        19,354,041
   1,444,976  UBS A.G.                                                                           80,380,750
   5,809,010  UniCredito Italiano S.p.A.#                                                        27,816,969

                                                                                                246,284,454

Mortgage Banks - 0.3%
   1,633,276  Abbey National PLC                                                                 12,720,417

Multi-Line Insurance - 0.7%
     775,740  Allstate Corp.                                                                     27,655,131

Multimedia - 5.4%
   4,959,145  AOL Time Warner, Inc.*                                                             79,792,643
     255,905  Gannett Company, Inc.                                                              19,656,063
     426,130  McGraw-Hill Companies, Inc.                                                        26,420,060
   4,857,300  News Corporation, Ltd.                                                             36,485,030
     376,350  News Corporation, Ltd. (ADR)#                                                      11,392,114
     525,215  Viacom, Inc. - Class B*                                                            22,930,887
     887,970  Walt Disney Co.                                                                    17,537,407

                                                                                                214,214,204

Networking Products - 0.9%
   2,013,460  Cisco Systems, Inc.*                                                               33,604,647

Office Automation and Equipment - 1.5%
   1,251,000  Canon, Inc.                                                                        57,405,876

Oil Companies - Exploration and Production - 3.5%
     323,255  Anadarko Petroleum Corp.                                                           14,375,150
     471,238  Canadian Natural Resources, Ltd.                                                   18,641,430
  13,917,420  CNOOC, Ltd.                                                                        20,524,194
   1,735,550  EnCana Corp.                                                                       66,037,119
     443,535  EOG Resources, Inc.                                                                18,557,504

                                                                                                138,135,397

Oil Companies - Integrated - 5.6%
   4,220,006  BP PLC                                                                        $    29,264,975
   3,328,652  Eni S.p.A.#                                                                        50,647,253
     667,048  Total S.A. - Class B                                                              100,805,587
     689,865  Yukos (ADR)                                                                        38,480,670

                                                                                                219,198,485

Oil Refining and Marketing - 0.5%
   2,339,185  Statoil A.S.A#                                                                     19,929,607

Petrochemicals - 1.3%
   7,180,768  Reliance Industries, Ltd.                                                          50,158,775

Publishing - Newspapers - 0.3%
     266,865  New York Times Co. - Class A                                                       12,142,358

Retail - Building Products - 0.3%
     300,955  Home Depot, Inc.                                                                    9,967,630

Retail - Discount - 0.5%
     574,560  Costco Wholesale Corp.*                                                            21,028,896

Retail - Drug Store - 0.6%
     803,550  Walgreen Co.                                                                       24,186,855

Semiconductor Components/Integrated Circuits - 0.3%
   6,125,000  Taiwan Semiconductor Manufacturing Company, Ltd.*                                  10,087,402

Soap and Cleaning Preparations - 0.5%
   1,059,071  Reckitt Benckiser PLC                                                              19,433,778

Super-Regional Banks - 1.3%
     369,190  Bank of America Corp.                                                              29,177,086
     516,235  Wachovia Corp.                                                                     20,628,751

                                                                                                 49,805,837

Telecommunication Equipment - 1.4%
   2,476,786  Nokia Oyj                                                                          40,785,826
     851,349  Nokia Oyj (ADR)                                                                    13,987,664

                                                                                                 54,773,490

Telecommunication Services - 0.5%
  67,344,000  China Telecom Corporation, Ltd.                                                    15,458,291
     140,680  China Telecom Corporation, Ltd. (ADR)                                               3,199,063

                                                                                                 18,657,354

Telephone - Integrated - 1.8%
   3,432,873  Deutsche Telekom A.G.*,#                                                           52,272,454
   1,011,408  Telecom Italia S.p.A.#                                                              9,210,245
   1,581,765  Telecom Italia S.p.A. - RNC#                                                        8,664,270

                                                                                                 70,146,969

Tobacco - 1.1%
     821,680  Altria Group, Inc.                                                                 37,337,139
       1,299  Japan Tobacco, Inc.                                                                 7,021,037

                                                                                                 44,358,176
-----------------------------------------------------------------------------------------------------------
Total Common Stock (cost $3,440,282,185)                                                      3,768,369,370
-----------------------------------------------------------------------------------------------------------
Foreign Bonds - 1.5%
Foreign Government - 1.1%
EUR 36,445,000 Deutscheland Republic, 4.50%
                 bonds, due 1/4/13                                                               44,036,002

Foreign Government - 0.4%
$ 15,718,654  Foreign Government+                                                                15,718,654
-----------------------------------------------------------------------------------------------------------
Total Foreign Bonds (cost $61,140,783)                                                           59,754,656
-----------------------------------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Preferred Stock - 0.8%
Automotive - Cars and Light Trucks - 0.3%
      24,248  Porsche A.G.                                                                  $    10,219,123

Multimedia - 0.2%
     999,499  News Corporation, Ltd.                                                              6,160,268

Oil Companies - Integrated - 0.3%
     769,785  Petroleo Brasileiro S.A. (ADR)                                                     13,671,382
-----------------------------------------------------------------------------------------------------------
Total Preferred Stock (cost $28,814,752)                                                         30,050,773
-----------------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.2%
$  6,700,000  ABN AMRO Bank N.V., 1.25% dated 6/30/03, maturing 7/1/03 to be repurchased at $6,700,233 collateralized by $653,995 in Collateralized Mortgage Obligations
                4.848%, 10/25/32, AAA $9,944,979 in U.S. Government
                Agencies 0%-7.50%, 8/16/06-1/1/33
                $1,643,829 in U.S. Treasury Bills
                0%, 11/15/10-5/15/14; with respective
                values of $603,378, $5,062,049 and
                $1,168,573 (cost $6,700,000)                                                      6,700,000
-----------------------------------------------------------------------------------------------------------
Short-Term Corporate Note - 0.6%
              Prudential Funding Corp.
  25,000,000    1.21%, 7/1/03
                (amortized cost $25,000,000)                                                     25,000,000
-----------------------------------------------------------------------------------------------------------
Time Deposit - 2.5%
              Credit Suisse First Boston, Inc.
 100,000,000    1.375%, 7/1/03
                (cost $100,000,000)                                                             100,000,000
-----------------------------------------------------------------------------------------------------------
Total Investments (total cost $3,661,937,720) - 101.5%                                        3,989,874,799
-----------------------------------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.5)%                                 (59,005,431)
-----------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                           $ 3,930,869,368
-----------------------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2003

COUNTRY               % OF INVESTMENT SECURITIES       MARKET VALUE
---------------------------------------------------------------------
Australia                                   1.7%      $    68,148,533
Belgium                                       0%              490,445
Bermuda                                     1.1%           44,629,021
Brazil                                      0.8%           32,653,337
Canada                                      2.1%           84,678,549
China                                       0.5%           18,657,354
Denmark                                     0.9%           36,325,394
Finland                                     1.4%           54,773,490
France                                      4.9%          194,084,982
Germany                                     4.8%          191,441,927
Hong Kong                                   2.0%           80,098,663
India                                       1.3%           50,158,775
Israel                                      1.4%           57,482,868
Italy                                       2.9%          115,800,667
Japan                                       5.8%          232,747,211
Mexico                                      0.9%           36,064,747
Netherlands                                 2.1%           82,301,956
Norway                                      0.5%           19,929,607
Russia                                      1.0%           38,480,670
South Korea                                 2.6%          102,238,206
Spain                                       0.9%           37,531,423
Sweden                                      1.3%           53,496,053
Switzerland                                 6.5%          260,610,636
Taiwan                                      0.3%           10,087,402
United Kingdom                              7.5%          300,805,678
United States++                            44.8%        1,786,157,205
---------------------------------------------------------------------
Total                                     100.0%      $ 3,989,874,799

++Includes Short-Term Securities (41.5% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN BALANCED PORTFOLIO

[PHOTO OF KAREN L. REIDY]
KAREN L. REIDY
PORTFOLIO MANAGER

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 6.29% for its Institutional Shares and 6.11% for its Service Shares, while the S&P 500(R) Index, the benchmark for the equity portion of the Portfolio, gained 11.75%, and the Lehman Brothers Government/Credit Index, the Portfolio's fixed-income benchmark, gained 5.23%.(1) For the 12 months ended June 30, 2003, the Portfolio's Institutional Shares earned a third-quartile position, ranking 56th out of 75 variable annuity balanced funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02%, the broad-based Standard & Poor's 500 Index adding 11.75%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months. Treasury yields generally fell as prices rose, causing the yield curve to shift down and steepen somewhat. The decline in short-term rates was aided by a 0.25% cut in the Federal Funds rate at the end of the period.

Despite these solid gains most stocks struggled at the start of the year amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, providing little in the way of clarity about the future direction of the economy as a whole. Meanwhile, the housing market remained robust, but unemployment inched higher as job growth remained elusive.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Our biggest detractor was our position in payroll processor Automatic Data Processing. Our holdings of insurance and financial services company American International Group also disappointed us and held back the Portfolio's results. Other weak performers included our positions in Accenture, a management consulting and technology services organization, as well as defense contractor General Dynamics Corp. and supermarket chain Kroger.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
At the top of our list of strong performers was our position in Citigroup, a diversified financial services holding company. Also aiding our results were our holdings of Internet portal Yahoo!, which appreciated substantially during the period and contributed a noteworthy gain to our returns. Our position in interactive commerce company InterActivCorp also helped our performance, as did entertainment conglomerate Liberty Media. Meanwhile, our holdings of worldwide hotel operator Marriott International also helped boost the Portfolio's performance.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE
PERFORMANCE?
The equity portion of the Portfolio made a much more significant contribution to our absolute performance than the income portion did. While an average of 42% of the Portfolio's assets were invested in income securities during the period, 48% were in equities. In terms of sectors, on an absolute basis the consumer discretionary and information technology groups were our biggest positive contributors. In fact, the strong-performing consumer discretionary sector was our largest group weighting during the period. On the downside, sectors that detracted from our absolute results included utilities and telecommunications, two groups in which our exposure was very limited.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?
The consumer discretionary group also helped our results on a relative basis. We carried nearly two times the exposure of our benchmark in this sector. Also working to our advantage was strong stock selection in the energy sector. Meanwhile, a number of individual stock picks within the information technology group hurt our relative results, as did our underweighting in this area. The disappointing returns of several of our holdings in the industrial sector also held back our relative performance.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?
Given the lingering uncertainty, we will continue to stand by our research-driven investment approach, which focuses on identifying well-managed companies that can perform over the long term. My emphasis is on those with healthy balance sheets, the ability to generate free cash flow and allocate capital prudently, and managements that have a history of executing well regardless of the economic climate.

[CHART]

AVERAGE ANNUAL TOTAL RETURN - for the periods ended June 30, 2003

                            JANUS ASPEN BALANCED                       LEHMAN BROTHERS GOVERNMENT/
                PORTFOLIO - INSTITUTIONAL SHARES    S & P 500 INDEX                   CREDIT INDEX
 9/13/1993                                 10000              10000                          10000
12/31/1993                              10720.08           10193.09                       10005.08
 3/31/1994                              10941.74            9807.23                        9691.79
 6/30/1994                              10840.91            9848.21                        9571.27
 9/30/1994                              10921.66           10328.73                        9618.65
12/31/1994                              10810.63           10326.99                        9654.04
 3/31/1995                              11441.17           11331.38                       10135.08
 6/30/1995                              12092.36           12411.58                       10792.75
 9/30/1995                              12667.70           13397.20                       10999.29
12/31/1995                              13490.33           14203.10                       11511.71
 3/31/1996                              14028.70           14965.28                       11242.39
 6/30/1996                              14371.12           15636.06                       11295.25
 9/30/1996                              15169.52           16119.55                       11494.53
12/31/1996                              15673.66           17462.00                       11845.87
 3/31/1997                              15970.79           17931.17                       11743.71
 6/30/1997                              17605.01           21058.69                       12171.00
 9/30/1997                              18712.79           22635.93                       12597.55
12/31/1997                              19137.57           23285.75                       13001.74
 3/31/1998                              21262.72           26531.54                       13198.81
 6/30/1998                              22477.26           27412.41                       13544.08
 9/30/1998                              21359.04           24691.87                       14214.92
12/31/1998                              25698.76           29944.93                       14233.43
 3/31/1999                              27857.26           31436.28                        14063.2
 6/30/1999                              28799.03           33648.02                       13909.08
 9/30/1999                              28002.59           31552.32                       13984.44
12/31/1999                              32574.74           36243.31                       13927.58
 3/31/2000                              33846.46           37073.36                       14302.01
 6/30/2000                              32807.47           36088.66                       14509.74
 9/30/2000                              32627.62           35738.91                       14926.36
12/31/2000                              31834.06           32944.52                       15578.25
03/31/2001                              30066.23           29041.17                       16076.46
06/30/2001                              30746.84           30739.58                       16124.73
09/30/2001                              28942.88           30436.87                       16526.55
12/31/2001                              30349.27           29032.00                       16902.76
03/31/2002                               30645.1           29112.03                       16823.10
06/30/2002                              29382.04           25214.03                       17454.41
09/30/2002                              27790.52           20860.56                        18449.2
12/31/2002                              28393.36           22618.15                       18768.11
01/31/2003                                                 22026.78                       18767.52
03/31/2003                              28158.93           21905.85                       19076.96
06/30/2003                              30178.98            25276.2                       19749.43

                                        FISCAL        ONE         FIVE        SINCE
                                     YEAR-TO-DATE     YEAR        YEAR      INCEPTION*
--------------------------------------------------------------------------------------
Janus Aspen
  Balanced Portfolio -
  Institutional Shares                   6.29%         2.71%        6.07%     11.94%

Janus Aspen Balanced
  Portfolio - Service Shares             6.11%         2.45%        5.98%     11.90%

S&P 500(R) Index                        11.75%         0.25%       (1.61)%     9.92%

Lehman Brothers Government/Credit
  Index                                  5.23%        13.15%        7.84%      7.19%

PORTFOLIO STRATEGY

To seek long-term capital growth, consistent with preservation of capital and balanced by current income, by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stocks.

[CHART]

PORTFOLIO ASSET MIX - (% of Net Assets)

Preferred Stock --                     1.1%
Foreign Dollar/Non-Dollar Bonds --     1.3%
Common Stock -- Foreign --             6.4%
U.S. Treasury Notes/Bonds --           7.7%
Cash and Cash Equivalents --           8.0%
U.S. Government Agencies --            8.6%
Corporate Bonds --                    23.0%
Common Stock -- Domestic --           43.9%

Number of Stocks: 83
Number of Bonds: 163
Top 10 Equities: 14.0%

TOP 10 EQUITY HOLDINGS - (% of Net Assets)

                                     JUNE 30, 2003  DECEMBER 31, 2002
Citigroup, Inc.                               1.8%               1.5%
Marsh & McLennan Companies, Inc.              1.8%               1.7%
Exxon Mobil Corp.                             1.5%               2.0%
Berkshire Hathaway, Inc. - Class B            1.4%               1.4%
3M Co.                                        1.3%               1.1%
Gannett Company, Inc.                         1.3%               1.5%
Pfizer, Inc.                                  1.3%               1.2%
Procter & Gamble Co.                          1.3%               0.9%
Anheuser-Busch Companies, Inc.                1.2%               1.2%
Tyco International, Ltd.                      1.1%                --

[CHART]

TOP INDUSTRIES - Portfolio vs. Index (% of Net Assets)

- JANUS ASPEN BALANCED PORTFOLIO
Multimedia                                       5.7%
Diversified Operations                           5.5%
Medical -- Drugs                                 3.9%
Finance -- Investment Bankers/Brokers            3.4%
Oil Companies -- Integrated                      2.8%
Cable Television                                 2.7%
Brewery                                          2.7%
Super-Regional Banks                             2.5%
Hotels and Motels                                2.5%
Oil Companies -- Exploration and Production      2.4%
* S&P 500(R) INDEX

(1) All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2003, Lipper ranked Janus Aspen Balanced Portfolio-Institutional Shares 2nd out of 53 variable annuity balanced funds for the 5-year period.

*The Portfolio's inception date - 9/13/93.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Returns shown for Service Shares for periods prior to their inception (12/31/99) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Lehman Brothers Government/ Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Common Stock - 50.3%
Aerospace and Defense - 0.3%
     171,730   General Dynamics Corp.                                                      $     12,450,425

Airlines - 0.3%
     632,095   Southwest Airlines Co.                                                            10,872,034

Applications Software - 1.1%
   1,577,290   Microsoft Corp.                                                                   40,394,397

Automotive - Cars and Light Trucks - 0.7%
     642,598   BMW A.G.**                                                                        24,683,521

Beverages - Non-Alcoholic - 1.1%
     670,515   Pepsi Bottling Group, Inc.#                                                       13,423,710
     563,830   PepsiCo, Inc.                                                                     25,090,435

                                                                                                 38,514,145

Beverages - Wine and Spirits - 0.4%
   1,304,924   Diageo PLC**                                                                      13,932,109

Brewery - 1.2%
     829,874   Anheuser-Busch Companies, Inc.                                                    42,365,068

Broadcast Services and Programming - 1.4%
     655,980   Fox Entertainment Group, Inc.*,#                                                  18,879,104
   2,874,420   Liberty Media Corp. - Class A*                                                    33,228,295

                                                                                                 52,107,399

Cable Television - 0.9%
     317,749   Comcast Corp. - Class A*                                                           9,589,665
     458,879   Comcast Corp. - Special Class A*                                                  13,229,482
     327,255   Cox Communications, Inc. - Class A*                                               10,439,435

                                                                                                 33,258,582

Chemicals - Diversified - 0.4%
     384,345   E.I. du Pont de Nemours and Co.#                                                  16,004,126

Computers - 1.4%
     648,830   Dell Computer Corp.*                                                              20,736,607
     369,620   IBM Corp.                                                                         30,493,650

                                                                                                 51,230,257

Computers - Peripheral Equipment - 0.5%
     292,855   Lexmark International Group, Inc. - Class A*                                      20,725,348

Cosmetics and Toiletries - 1.9%
      80,100   Avon Products, Inc.                                                                4,982,220
     284,815   Colgate-Palmolive Co.                                                             16,505,029
     534,270   Procter & Gamble Co.                                                              47,646,199

                                                                                                 69,133,448

Data Processing and Management - 0.3%
     357,974   Automatic Data Processing, Inc.#                                                  12,121,000

Diversified Operations - 4.0%
     372,800   3M Co.                                                                            48,083,744
   1,139,789   General Electric Co.                                                              32,689,149
     829,955   Honeywell International, Inc.                                                     22,284,292
   2,130,785   Tyco International, Ltd.                                                          40,442,299

                                                                                                143,499,484

E-Commerce/Services - 0.5%
     488,560   InterActiveCorp*,#                                                                19,332,319

Electronic Components - Semiconductors - 0.6%
   1,202,787   Texas Instruments, Inc.                                                           21,169,051

Finance - Credit Card - 0.6%
     505,495   American Express Co.                                                              21,134,746

Finance - Investment Bankers/Brokers - 2.3%
   1,551,726   Citigroup, Inc.                                                             $     66,413,873
     211,435   Goldman Sachs Group, Inc.                                                         17,707,681

                                                                                                 84,121,554

Food - Miscellaneous/Diversified - 0.4%
     151,485   Campbell Soup Co.#                                                                 3,711,383
     299,755   Kellogg Co.#                                                                      10,302,579

                                                                                                 14,013,962

Hotels and Motels - 1.9%
     282,268   Fairmont Hotels & Resorts, Inc.
                 (New York Shares)**                                                              6,605,071
   1,019,020   Marriott International, Inc. - Class A#                                           39,150,748
     764,645   Starwood Hotels & Resorts Worldwide, Inc.                                         21,861,201

                                                                                                 67,617,020

Insurance Brokers - 1.8%
   1,265,415   Marsh & McLennan Companies, Inc.                                                  64,624,744

Life and Health Insurance - 0.2%
     236,770   AFLAC, Inc.                                                                        7,280,678

Medical - Drugs - 3.7%
     422,945   Forest Laboratories, Inc.*                                                        23,156,239
     447,075   Merck & Company, Inc.#                                                            27,070,391
   1,400,125   Pfizer, Inc.                                                                      47,814,269
     459,304   Roche Holding A.G.**                                                              36,027,766

                                                                                                134,068,665

Medical Instruments - 0.6%
     484,055   Medtronic, Inc.                                                                   23,220,118

Medical Products - 0.6%
     437,940   Johnson & Johnson                                                                 22,641,498

Multi-Line Insurance - 0.8%
     402,450   Allstate Corp.                                                                    14,347,343
     241,639   American International Group, Inc.                                                13,333,640

                                                                                                 27,680,983

Multimedia - 3.3%
   1,983,475   AOL Time Warner, Inc.*                                                            31,914,113
     625,740   Gannett Company, Inc.                                                             48,063,089
     908,736   Viacom, Inc. - Class B*                                                           39,675,414

                                                                                                119,652,616

Networking Products - 0.4%
     969,480   Cisco Systems, Inc.*                                                              16,180,621

Non-Hazardous Waste Disposal - 0.6%
     882,280   Waste Management, Inc.#                                                           21,254,125

Oil Companies - Exploration and Production - 2.2%
     272,975   Anadarko Petroleum Corp.                                                          12,139,198
     379,077   Apache Corp.                                                                      24,662,750
     359,447   Burlington Resources, Inc.**,#                                                    19,435,299
     203,380   EnCana Corp.**                                                                     7,738,544
     405,940   EnCana Corp. (New York Shares)**                                                  15,575,918

                                                                                                 79,551,709

Oil Companies - Integrated - 2.4%
   1,454,765   Exxon Mobil Corp.                                                                 52,240,611
     220,643   Total Fina Elf S.A.**                                                             33,343,998

                                                                                                 85,584,609

Pipelines - 0.5%
   2,147,200   El Paso Corp.#                                                                    17,349,376

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Radio - 0.4%
     416,140   Westwood One, Inc.*,#                                                       $     14,119,630

Reinsurance - 1.4%
      20,367   Berkshire Hathaway, Inc. - Class B*                                               49,491,810

Retail - Building Products - 0.2%
     272,075   Home Depot, Inc.                                                                   9,011,124

Retail - Consumer Electronics - 0.7%
     576,730   Best Buy Company, Inc.*                                                           25,329,982

Retail - Discount - 1.2%
     526,915   Costco Wholesale Corp.*                                                           19,285,089
     464,155   Wal-Mart Stores, Inc.                                                             24,911,199

                                                                                                 44,196,288

Retail - Drug Store - 0.3%
     326,640   Walgreen Co.                                                                       9,831,864

Semiconductor Components/Integrated Circuits - 0.6%
     318,182   Linear Technology Corp.                                                           10,248,642
     296,637   Maxim Integrated Products, Inc.                                                   10,142,019

                                                                                                 20,390,661

Soap and Cleaning Preparations - 0.4%
     779,299   Reckitt Benckiser PLC**                                                           14,300,008

Super-Regional Banks - 2.4%
     298,795   Bank of America Corp.                                                             23,613,769
     471,065   FleetBoston Financial Corp.                                                       13,995,341
     217,435   SunTrust Banks, Inc.#                                                             12,902,593
     942,403   U.S. Bancorp                                                                      23,088,874
     381,145   Wachovia Corp.                                                                    15,230,554

                                                                                                 88,831,131

Telecommunication Equipment - 0.5%
   1,075,705   Nokia Oyj (ADR)**                                                                 17,673,833

Telephone - Integrated - 0.5%
     428,510   Verizon Communications, Inc.                                                      16,904,720

Textile-Home Furnishings - 0.3%
     226,040   Mohawk Industries, Inc.*                                                          12,552,001

Toys - 0.3%
     604,175   Mattel, Inc.                                                                      11,430,991

Transportation - Railroad - 0.6%
     449,115   Canadian National Railway Co.
                 (New York Shares)**                                                             21,674,290

Transportation - Services - 0.5%
     273,500   FedEx Corp.#                                                                      16,965,205

Web Portals/Internet Service Providers - 0.7%
     760,090   Yahoo!, Inc.*                                                                     24,900,548
-----------------------------------------------------------------------------------------------------------
Total Common Stock (cost $1,734,357,686)                                                      1,825,373,823
-----------------------------------------------------------------------------------------------------------

Corporate Bonds - 24.0%
Aerospace and Defense - 0.9%
               Lockheed Martin Corp.:
$  5,790,000     7.25%, company guaranteed notes
                 due 5/15/06                                                                      6,593,901
   6,195,000     8.20%, notes, due 12/1/09                                                        7,834,296
  14,710,000     7.65%, company guaranteed notes
                 due 5/1/16                                                                      18,719,152

                                                                                                 33,147,349

Automotive - Truck Parts and Equipment - Original - 0.5%
               Delphi Corp.:
$  2,130,000     6.125%, notes, due 5/1/04                                                 $      2,180,019
   5,655,000     6.55%, notes, due 6/15/06                                                        6,067,357
  10,515,000   Lear Corp., 7.96%
                 company guaranteed notes, due 5/15/05                                           11,198,475

                                                                                                 19,445,851

Beverages - Non-Alcoholic - 1.1%
               Coca-Cola Enterprises, Inc.:
   7,675,000      5.375%, notes, due 8/15/06                                                      8,424,095
   8,310,000      4.375%, notes, due 9/15/09                                                      8,843,743
  10,288,000      7.125%, notes, due 9/30/09                                                     12,456,237
   8,705,000      6.125%, notes, due 8/15/11                                                      9,988,866

                                                                                                 39,712,941

Brewery - 1.5%
               Anheuser-Busch Companies, Inc.:
   9,995,000     5.65%, notes, due 9/15/08                                                       11,324,035
   9,135,000     5.75%, notes, due 4/1/10                                                        10,431,265
  14,969,000     6.00%, senior notes, due 4/15/11                                                17,150,238
   3,600,000     7.55%, notes, due 10/1/30                                                        4,760,341
   3,750,000     6.80%, notes, due 1/15/31                                                        4,547,340
   4,925,000     6.80%, notes, due 8/20/32                                                        5,998,029

                                                                                                 54,211,248

Broadcast Services and Programming - 0.3%
               Clear Channel Communications, Inc.:
   4,670,000     6.00%, notes, due 11/1/06                                                        5,113,748
   7,055,000     4.625%, notes, due 1/15/08                                                       7,395,827

                                                                                                 12,509,575

Cable Television - 1.8%
               Comcast Cable Communications, Inc.:
     730,000     6.375%, notes, due 1/30/06#                                                        796,607
  14,245,000     6.75%, notes, due 1/30/11                                                       16,351,422
   3,630,000     7.125%, senior notes, due 6/15/13                                                4,241,208
               Comcast Corp.:
   1,915,000     5.85%, notes, due 1/15/10#                                                       2,107,071
   2,090,000     6.50%, notes, due 1/15/15                                                        2,350,487
   7,770,000     7.05%, bonds, due 3/15/33#                                                       8,629,735
               Cox Communications, Inc.:
   3,950,000     7.50%, notes, due 8/15/04                                                        4,192,325
   2,512,000     7.75%, notes, due 8/15/06                                                        2,898,310
   4,930,000     7.125%, notes, due 10/1/12                                                       5,887,076
   4,543,000   CSC Holdings, Inc., 7.625%
                 senior notes, due 4/1/11#                                                        4,588,430
               TCI Communications, Inc.:
   1,355,000     8.65%, senior notes, due 9/15/04                                                 1,450,148
   6,719,000     6.875%, senior notes, due 2/15/06                                                7,434,802
   3,235,000     7.875%, notes, due 8/1/13                                                        3,918,287

                                                                                                 64,845,908

Cellular Telecommunications - 0.6%
               AT&T Wireless Services, Inc.:
   3,455,000     7.35%, senior notes, due 3/1/06                                                  3,876,997
   5,358,000     7.50%, senior notes, due 5/1/07                                                  6,176,263
   9,940,000   VoiceStream Wireless Corp., 10.375%
                 senior notes, due 11/15/09                                                      11,555,250

                                                                                                 21,608,510

Commercial Banks - 0.3%
   8,780,000   U.S. Bank N.A., 5.70%
                 notes, due 12/15/08                                                              9,884,989

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Computers - 0.8%
$  7,230,000   Apple Computer, Inc., 6.50%
                 notes, due 2/15/04                                                        $      7,392,675
  12,080,000   Hewlett-Packard Co., 3.625%
                 notes, due 3/15/08#                                                             12,397,595
               Sun Microsystems, Inc.:
   2,405,000     7.35%, senior notes, due 8/15/04                                                 2,529,613
   6,573,000     7.65%, senior notes, due 8/15/09                                                 7,815,126

                                                                                                 30,135,009

Containers - Metal and Glass - 0.1%
   2,633,000   Owens-Illinois, Inc., 7.15%
                 senior notes, due 5/15/05                                                        2,698,825

Containers - Paper and Plastic - 0.7%
               Sealed Air Corp.:
   7,365,000     8.75%, company guaranteed notes
                 due 7/1/08 (144A)                                                                8,711,005
   7,690,000     5.625%, notes, due 7/15/13 (144A)                                                7,757,210
   7,865,000     6.875%, bonds, due 7/15/33 (144A)                                                8,021,120

                                                                                                 24,489,335

Cosmetics and Toiletries - 0.2%
   8,175,000   International Flavors & Fragrances, Inc.
                 6.45%, notes, due 5/15/06                                                        9,127,003

Diversified Financial Services - 1.3%
               General Electric Capital Corp.:
   6,675,000     5.375%, notes, due 4/23/04                                                       6,897,298
   6,010,000     4.25%, notes, due 1/28/05#                                                       6,278,467
   8,280,000     2.85%, notes, due 1/30/06                                                        8,470,365
  14,430,000     5.35%, notes, due 3/30/06                                                       15,674,862
  10,170,000     6.75%, notes, due 3/15/32#                                                      11,894,476

                                                                                                 49,215,468

Diversified Operations - 1.5%
               Honeywell International, Inc.:
  11,645,000     5.125%, notes, due 11/1/06                                                      12,711,437
   5,978,000     6.125%, notes, due 11/1/11                                                       6,810,783
   4,030,000   SPX Corp., 7.50%
                 senior notes, due 1/1/13                                                         4,362,475
               Tyco International Group S.A.:
   7,117,000     5.875%, company guaranteed notes
                 due 11/1/04**                                                                    7,330,510
  12,140,000     6.375%, company guaranteed senior
                 notes, due 2/15/06**                                                            12,655,950
   8,660,000     6.375%, notes, due 10/15/11**                                                    9,136,300

                                                                                                 53,007,455

Electric - Integrated - 0.5%
               Dominion Resources, Inc.:
   4,245,000     2.80%, notes, due 2/15/05                                                        4,301,013
   2,760,000     4.125%, notes, due 2/15/08#                                                      2,888,735
   2,760,000   Duke Energy Corp., 6.25%
                 notes, due 1/15/12#                                                              3,092,845
   7,440,000   Illinois Power Corp., 11.50%
                 first mortgage bonds, due 12/15/10 (144A)                                        8,500,200

                                                                                                 18,782,793

Electronic Components - Semiconductors - 0.2%
   7,630,000   LSI Logic Corp., 4.00%
                 convertible subordinated notes
                 due 2/15/05                                                                      7,515,550

Energy - Alternate Sources - 0.2%
$  7,805,000   MidAmerican Energy Holdings Co., 3.50%
                 notes, due 5/15/08 (144A)                                                 $      7,846,983

Finance - Auto Loans - 0.3%
               General Motors Acceptance Corp.:
   6,118,000     5.36%, notes, due 7/27/04                                                        6,290,711
   5,070,000     5.25%, notes, due 5/16/05                                                        5,217,649

                                                                                                 11,508,360

Finance - Consumer Loans - 0.3%
   8,330,000   American General Finance Corp., 5.875%
                 notes, due 7/14/06                                                               9,191,514

Finance - Investment Bankers/Brokers - 1.1%
   9,667,000   Charles Schwab Corp., 8.05%
                 notes, due 3/1/10                                                               11,607,486
               Citigroup, Inc.:
  10,070,000     7.25%, subordinated notes, due 10/1/10#                                         12,200,973
   6,770,000     6.625%, notes, due 6/15/32                                                       7,823,067
   6,435,000   Citigroup Global Markets Holdings, Inc.
                 6.50%, notes, due 2/15/08                                                        7,402,316

                                                                                                 39,033,842

Food - Diversified - 1.0%
               Dean Foods Co.:
   2,090,000     6.75%, senior notes, due 6/15/05                                                 2,152,700
   5,428,000     6.625%, senior notes, due 5/15/09                                                5,645,120
   1,275,000     6.90%, senior notes, due 10/15/17                                                1,300,500
               General Mills, Inc.:
   8,195,000     5.125%, notes, due 2/15/07                                                       8,927,027
   4,745,000     6.00%, notes, due 2/15/12                                                        5,356,906
               Kellogg Co.:
   4,830,000     2.875%, notes, due 6/1/08                                                        4,796,016
   5,330,000     7.45%, debentures, due 4/1/31                                                    6,763,461

                                                                                                 34,941,730

Food - Retail - 0.3%
   4,360,000   Fred Meyer, Inc., 7.45%
                 company guaranteed notes, due 3/1/08                                             5,080,194
               Kroger Co.:
   3,315,000     7.80%, notes, due 8/15/07                                                        3,838,985
   1,745,000     7.00%, senior notes, due 5/1/18                                                  2,031,122

                                                                                                 10,950,301

Food - Wholesale/Distribution - 0.1%
   3,635,000   Pepsi Bottling Holdings, Inc., 5.625%
                 company guaranteed notes
                 due 2/17/09 (144A)                                                               4,076,783

Hotels and Motels - 0.6%
   3,645,000   Host Marriott Corp., 7.875%
                 company guaranteed notes, due 8/1/05#                                            3,708,788
   2,915,000   John Q. Hammons Hotels, 8.875%
                 first mortgage notes, due 5/15/12#                                               3,060,750
               Starwood Hotels & Resorts Worldwide, Inc.:
   3,835,000     6.75%, notes, due 11/15/05                                                       4,002,804
   7,035,000     7.375%, company guaranteed notes
                 due 5/1/07                                                                       7,404,338
   3,855,000     7.875%, company guaranteed notes
                 due 5/1/12                                                                       4,221,225

                                                                                                 22,397,905

Insurance Brokers - 0.2%
   7,275,000   Marsh & McLennan Companies, Inc.
                 5.375%, notes, due 3/15/07                                                       8,009,942

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Medical - Drugs - 0.2%
$  4,180,000   Pfizer, Inc., 5.625%
                 notes, due 2/1/06                                                         $      4,587,809
   2,271,000   Warner-Lambert Co., 6.00%
                 notes, due 1/15/08                                                               2,576,281
                                                                                                  7,164,090

Medical - HMO - 0.2%
               UnitedHealth Group, Inc.:
   3,030,000     7.50%, notes, due 11/15/05                                                       3,428,027
   2,725,000     5.20%, notes, due 1/17/07                                                        2,967,776
                                                                                                  6,395,803

Multi-Line Insurance - 0.2%
   7,295,000   AIG SunAmerica Global Financial IX, Inc.
                 5.10%, notes, due 1/17/07 (144A)                                                 7,973,355

Multimedia - 2.4%
               AOL Time Warner, Inc.:
  14,659,000     5.625%, notes, due 5/1/05                                                       15,562,390
  12,815,000     6.15%, company guaranteed notes
                 due 5/1/07#                                                                     14,415,978
  14,205,000     9.15%, debentures, due 2/1/23                                                   17,955,617
  10,395,000     7.70%, notes, due 5/1/32                                                        12,135,456
               Viacom, Inc.:
   8,485,000     7.75%, senior notes, due 6/1/05                                                  9,450,109
   2,320,000     7.70%, company guaranteed notes
                 due 7/30/10                                                                      2,871,923
  15,620,000   Walt Disney Co., 4.875%
                 notes, due 7/2/04                                                               16,110,546

                                                                                                 88,502,019

Non-Hazardous Waste Disposal - 0.1%
   1,540,000   Allied Waste North America, Inc., 7.875%
                 senior notes, due 4/15/13                                                        1,611,225
   1,765,000   Waste Management, Inc., 7.00%
                 senior notes, due 10/1/04                                                        1,871,823

                                                                                                  3,483,048

Oil - Field Services - 0.1%
   2,735,000   Hanover Equipment Trust 2001A, 8.50%
                 secured notes, due 9/1/08                                                        2,871,750

Oil Companies - Exploration and Production - 0.2%
   7,040,000   Burlington Resources Finance Co., 7.20%
                 notes, due 8/15/31**                                                             8,602,000

Oil Companies - Integrated - 0.4%
   7,795,000   ConocoPhillips, 6.95%
                 senior notes, due 4/15/29                                                        9,378,593
   5,475,000   El Paso CGP Co., 6.20%
                 notes, due 5/15/04#                                                              5,420,250

                                                                                                 14,798,843

Pipelines - 0.7%
               Duke Capital Corp.:
   5,200,000     6.25%, senior notes, due 7/15/05                                                 5,515,588
   2,760,000     6.25%, senior notes, due 2/15/13                                                 2,933,985
  11,705,000   El Paso Corp., 7.00%
                 senior notes, due 5/15/11#                                                      10,651,550
   5,500,000   Sonat, Inc., 6.875%
                 notes, due 6/1/05                                                                5,390,000

                                                                                                 24,491,123

Resorts and Theme Parks - 0.1%
$  2,745,000   Six Flags, Inc., 9.75%
                 senior notes, due 6/15/07#                                                $      2,717,550

Retail - Building Products - 0.5%
  15,761,000   Home Depot, Inc., 6.50%
                 senior notes, due 9/15/04                                                       16,700,166

Retail - Discount - 0.8%
   3,735,000   Target Corp., 5.50%
                 notes, due 4/1/07                                                                4,104,649
               Wal-Mart Stores, Inc.:
   7,850,000     5.45%, notes, due 8/1/06#                                                        8,668,488
  12,750,000     6.875%, senior notes, due 8/10/09                                               15,345,365

                                                                                                 28,118,502

Retail - Major Department Stores - 0.2%
               J.C. Penney Company, Inc.:
   3,440,000     7.375%, notes, due 8/15/08#                                                      3,551,800
   3,440,000     8.00%, notes, due 3/1/10                                                         3,603,400

                                                                                                  7,155,200

Retail - Restaurants - 0.2%
   5,555,000   Yum! Brands, Inc., 7.70%
                 notes, due 7/1/12                                                                6,332,700

Specified Purpose Acquisition Company - 0.1%
   2,585,000   Gemstone Investors, Ltd., 7.71%
                 company guaranteed senior notes
                 due 10/31/04 (144A)                                                              2,572,075

Super-Regional Banks - 0.1%
   2,568,000   Firstar Bank N.A., 7.125%
                 subordinated notes, due 12/1/09                                                  3,104,404

Telecommunication Services - 0.5%
               Verizon Global Funding Corp.:
   8,740,000     6.125%, notes, due 06/15/07#                                                     9,838,557
   8,695,000     4.00%, notes, due 1/15/08#                                                       9,077,797

                                                                                                 18,916,354

Telephone - Integrated - 0.1%
   5,180,000   Verizon Maryland, Inc., 5.125%
                 bonds, due 6/15/33                                                               4,883,901

Textile - Home Furnishings - 0.1%
   2,275,000   Mohawk Industries, Inc., 7.20%
                 notes, due 4/15/12                                                               2,665,902

Tools - Hand Held - 0.4%
   9,925,000   Black & Decker Corp., 7.125%
                 senior notes, due 6/1/11                                                        11,763,666
   3,720,000   Stanley Works, 4.90%
                 notes, due 11/1/12 (144A)                                                        3,881,087

                                                                                                 15,644,753
-----------------------------------------------------------------------------------------------------------
Total Corporate Bonds (cost $803,661,187)                                                       871,388,707
===========================================================================================================
Foreign Bonds - 0.3%
Foreign Government - 0.3%
EUR 9,205,000  Deutscheland Republic, 5.00%
                 bonds, due 7/4/12** (cost $10,078,429)                                          11,539,812
===========================================================================================================

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Preferred Stock - 1.1%
Automotive - Cars and Light Trucks - 0.9%
     692,060   General Motors Corp.
                 convertible, 6.25%                                                        $     17,163,088
     640,645   General Motors Corp. - Series B
                 convertible, 5.25%                                                              14,254,351

                                                                                                 31,417,439

Publishing - Newspapers - 0.2%
      98,448   Tribune Co.
                 convertible, 2.00%                                                               8,245,020
-----------------------------------------------------------------------------------------------------------
Total Preferred Stock (cost $45,638,076)                                                         39,662,459
-----------------------------------------------------------------------------------------------------------

Warrants - 0%
Finance - Other Services - 0%
       4,211   Ono Finance PLC - expires 5/31/09*,^^
                 (cost $0)                                                                               48
-----------------------------------------------------------------------------------------------------------

U.S. Government Agencies - 8.6%
               Fannie Mae:
$ 47,642,000     1.875%, due 12/15/04#                                                           48,071,016
  30,880,000     2.125%, due 4/15/06#                                                            31,204,425
  19,070,000     5.50%, due 5/2/06                                                               20,936,476
   7,925,000     4.75%, due 1/2/07                                                                8,557,146
  16,260,000     5.00%, due 1/15/07#                                                             17,896,634
   4,485,000     2.50%, due 6/15/08#                                                              4,463,494
   6,770,000     5.25%, due 1/15/09#                                                              7,601,498
   1,535,000     6.375%, due 6/15/09                                                              1,817,902
   9,510,000     6.25%, due 2/1/11                                                               10,967,160
  16,527,000     5.375%, due 11/15/11#                                                           18,588,396
   1,489,000     6.125%, due 3/15/12                                                              1,756,042
               Federal Home Loan Bank System
  23,305,000     6.50%, due 11/15/05                                                             26,007,774
               Freddie Mac:
  53,055,000     1.875%, due 1/15/05                                                             53,531,116
  17,925,000     4.25%, due 6/15/05#                                                             18,904,081
  26,990,000     2.375%, due 4/15/06#                                                            27,421,300
   4,690,000     5.75%, due 4/15/08#                                                              5,359,272
   2,000,000     5.75%, due 3/15/09#                                                              2,297,226
   1,935,000     7.00%, notes, due 3/15/10                                                        2,371,998
   2,291,000     5.875%, due 3/21/11                                                              2,577,075
   3,193,000     6.25%, due 7/15/32#                                                              3,756,964
-----------------------------------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $302,387,574)                                              314,086,995
-----------------------------------------------------------------------------------------------------------

U.S. Treasury Notes/Bonds - 7.7%
$  8,805,000     6.50%, due 5/15/05#                                                       $      9,656,611
  17,460,000     4.625%, due 5/15/06#                                                            18,927,042
  19,465,000     3.50%, due 11/15/06#                                                            20,518,095
   3,855,000     2.625%, due 5/15/08#                                                             3,890,239
  18,916,000     5.625%, due 5/15/08#                                                            21,685,416
  17,863,000     6.00%, due 8/15/09#                                                             21,070,659
     345,000     6.50%, due 2/15/10#                                                                418,542
   7,830,000     5.75%, due 8/15/10#                                                              9,165,078
   7,095,000     5.00%, due 8/15/11#                                                              7,958,596
   1,485,000     4.375%, due 8/15/12#                                                             1,592,257
  27,447,000     7.25%, due 5/15/16                                                              36,502,369
   3,660,000     8.125%, due 8/15/19                                                              5,293,418
  16,235,000     7.875%, due 2/15/21                                                             23,177,995
  14,258,000     7.25%, due 8/15/22#                                                             19,317,922
  25,471,000     6.25%, due 8/15/23#                                                             31,199,988
  16,331,000     6.00%, due 2/15/26                                                              19,521,294
   8,565,000     5.25%, due 2/15/29                                                               9,326,146
  12,067,000     6.25%, due 5/15/30                                                              15,022,474
   4,035,000     5.375%, due 2/15/31#                                                             4,543,632
-----------------------------------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $258,062,185)                                             278,787,773
-----------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.5%
  16,800,000   ABN AMRO Bank N.V., 1.25%
                 dated 6/30/03, maturing 7/1/03
                 to be repurchased at $16,800,583
                 collateralized by $1,639,869
                 in Collateralized Mortgage Obligations
                 4.848%, 10/25/32, AAA
                 $24,936,664 in U.S. Government
                 Agencies, 0%-7.50%, 8/16/06-1/1/33
                 $4,121,840 in U.S. Treasury Bills
                 0%, 11/15/10-5/15/14; with respective
                 values of $1,512,947, $12,692,899
                 and $2,930,154 (cost $16,800,000)                                               16,800,000
-----------------------------------------------------------------------------------------------------------

Short-Term Corporate Notes - 3.2%
               Household Finance Corp.
  50,000,000     1.31%, 7/1/03                                                                   50,000,000
               Prudential Funding Corp.
  65,800,000     1.21%, 7/1/03                                                                   65,800,000
-----------------------------------------------------------------------------------------------------------
Total Short-Term Corporate Notes (cost $115,800,000)                                            115,800,000
-----------------------------------------------------------------------------------------------------------

Time Deposit - 4.7%
               Credit Suisse First Boston, Inc.
 170,000,000     1.375%, 7/1/03 (cost $170,000,000)                                             170,000,000
-----------------------------------------------------------------------------------------------------------
Total Investments (total cost $3,456,785,137) - 100.4%                                        3,643,439,617
-----------------------------------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4)%                                 (13,381,363)
-----------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                          $  3,630,058,254
-----------------------------------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2003

COUNTRY          % OF INVESTMENT SECURITIES           MARKET VALUE
--------------------------------------------------------------------
Bermuda                                 1.1%        $    40,442,299
Canada                                  1.6%             60,195,823
Finland                                 0.5%             17,673,833
France                                  0.9%             33,343,998
Germany                                 1.0%             36,223,333
Luxembourg                              0.8%             29,122,760
Switzerland                             1.0%             36,027,766
United Kingdom                          0.8%             28,232,165
United States++                        92.3%          3,362,177,640
--------------------------------------------------------------------
Total                                 100.0%        $ 3,643,439,617

++Includes Short-Term Securities (84.0% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT JUNE 30, 2003

CURRENCY SOLD AND                               CURRENCY             CURRENCY          UNREALIZED
SETTLEMENT DATE                               UNITS SOLD      VALUE IN $ U.S.         GAIN/(LOSS)
--------------------------------------------------------------------------------------------------
British Pound 9/26/03                            500,000       $      819,989      $      (40,094)
British Pound 10/17/03                         8,600,000           14,084,820            (754,820)
Canadian Dollar 10/17/03                       4,100,000            2,999,041            (215,101)
Euro 9/26/03                                  29,500,000           33,784,376          (2,455,818)
--------------------------------------------------------------------------------------------------
Total                                                          $   51,688,226      $   (3,465,833)

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN CORE EQUITY PORTFOLIO

[PHOTO OF KAREN L. REIDY]
KAREN L. REIDY
PORTFOLIO MANAGER

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 8.04% for its Institutional Shares and 9.92% for its Service Shares, while its benchmark, the S&P 500(R) Index, returned portfolio manager 11.75%.(1) For the 12-month period ended June 30, 2003, the Portfolio's Institutional Shares earned a fourth-quartile position, ranking 198th out of 211 variable annuity large-cap core funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02%, the broad-based Standard & Poor's 500 Index adding 11.75%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months. Treasury yields generally fell as prices rose, causing the yield curve to shift down and steepen somewhat. The decline in short-term rates was aided by a 0.25% cut in the Federal Funds rate at the end of the period.

Despite these solid gains most stocks struggled at the start of the year amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, providing little in the way of clarity about the future direction of the economy as a whole. Meanwhile, the housing market remained robust, but unemployment inched higher as job growth remained elusive.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Our biggest detractor during the period was CNF, Inc., the cargo hauler that owns airfreight-carrier Emery Worldwide and ConWay Transportation. Payroll and tax filing processor Automatic Data Processing also worked against us. Elsewhere, insurance and financial services company American International Group hindered our results. Other weak performers included defense contractor General Dynamics Corporation and Accenture Ltd., a management consulting and technology services concern.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
Topping our list of stocks that supported results was Internet portal Yahoo! Global financial services giant Citigroup also aided performance. Liberty Media Corp., a media and entertainment conglomerate, advanced during the period as well. Rounding out our group of strong performers were e-commerce concern InterActiveCorp (formerly USA Interactive) and Marsh & McLennan, whose businesses include property and casualty insurance, investment management and consulting services.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE
PERFORMANCE?
The consumer discretionary and information technology sectors provided the biggest positive contribution to the Portfolio on an absolute basis. It's noteworthy that the consumer discretionary group was our largest sector weighting. Our only detracting sector was telecomm services, which weighed down performance despite our limited exposure to the group. While contributing a slight gain to our absolute results, the materials sector was among our weaker-performing groups.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?
Our holdings in the energy group aided our results on a relative basis. Although the Portfolio was only slightly overweight in this sector compared to the S&P 500(R) Index, strong stock selection resulted in our outpacing the benchmark. Elsewhere, our significant overweighting in consumer discretionary stocks helped that group stand out among our top-performing sectors. On the downside, several individual stock picks within the industrial sector hampered us, as did the relatively disappointing returns of some of our financial holdings, an area in which we were also underweight versus our benchmark.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?
In this uncertain economic environment, we continue to try to balance companies that we believe have stable, recession-proof earnings against holdings that may offer higher earnings potential once the economy recovers. Furthermore, while we recognize that this clouded environment can be unsettling, especially for those who rely on company guidance and Wall Street analysis, we believe it gives us an opportunity to put our hands-on research process to work and gain insights not readily apparent to the average investor. To this end, we have intensified our research efforts, doubling our miles traveled, running and re-running our models and revisiting our analyses. That is the best way we know to create value for our shareholders, in any kind of economic climate.

[CHART]

AVERAGE ANNUAL TOTAL RETURN - for the periods ended June 30, 2003

                  JANUS ASPEN CORE
                EQUITY PORTFOLIO -
              INSTITUTIONAL SHARES     S & P 500* INDEX
  5/1/1997                   10000                10000
 5/31/1997                10640.00             10611.38
 6/30/1997                11640.00             11083.12
 7/31/1997                12660.00             11964.77
 8/30/1997                12400.00             11294.98
 9/30/1997                13290.00             11913.22
10/31/1997                13200.00             11515.80
11/30/1997                13310.00             12048.45
12/31/1997                13470.13             12255.22
 1/31/1998                13880.44             12390.64
 2/28/1998                15131.38             13283.79
 3/31/1998                15441.61             13963.49
 4/30/1998                16012.04             14106.48
 5/31/1998                15391.57             13864.34
 6/30/1998                16515.36             14427.09
 7/31/1998                16707.98             14274.62
 8/31/1998                14021.32             12212.27
 9/30/1998                15329.17             12995.27
10/31/1998                15917.19             14050.69
11/30/1998                17062.83             14901.93
12/31/1998                19678.52             15760.07
 1/31/1999                21261.98             16418.86
 2/28/1999                20307.98             15908.65
 3/31/1999                22195.68             16544.97
 4/30/1999                23048.19             17185.66
 5/31/1999                22398.66             16780.29
 6/30/1999                23680.05             17710.95
 7/31/1999                23251.91             17158.46
 8/31/1999                22589.32             17073.52
 9/30/1999                22436.41             16606.04
10/31/1999                24230.51             17656.43
11/30/1999                24903.29             18015.33
12/31/1999                27890.31             19074.92
 3/31/2000                29656.43             19511.78
 6/30/2000                27630.07             18993.53
 9/30/2000                27255.78             18809.46
12/31/2000                25641.12             17338.76
03/31/2001                23008.86             15284.42
06/30/2001                24014.94             16178.30
07/31/2001                23502.22             16018.98
08/31/2001                22393.62             15017.17
09/30/2001                20564.44             13804.59
10/31/2001                20966.30             14067.98
11/30/2001                22255.05             15146.82
12/31/2001                22629.08             15279.60
01/31/2002                22267.24             15056.74
02/28/2002                22475.99             14766.30
03/31/2002                23283.18             15321.71
04/30/2002                   22643             14393.20
05/31/2002                22573.41             14287.54
06/30/2002                21042.63             13270.19
12/31/2002                18494.61             11903.98
01/31/2003                 17963.8             11592.33
02/28/2003                17642.52             11418.14
03/31/2003                17921.89             11528.69
04/30/2003                19193.04             12477.86
05/31/2003                19905.45             13134.66
06/30/2003                19982.25             13302.44

                                       FISCAL        ONE         FIVE         SINCE
                                    YEAR-TO-DATE     YEAR        YEAR       INCEPTION*
--------------------------------------------------------------------------------------
Janus Aspen Core
Equity Portfolio -
Institutional Shares                    8.04%       (5.04)%       3.88%       11.88%
--------------------------------------------------------------------------------------
Janus Aspen Core
Equity Portfolio -
Service Shares                          9.92%       (3.48)%       3.88%       11.84%
--------------------------------------------------------------------------------------
S&P 500(R)Index                        11.75%        0.25%       (1.61)%       4.74%

PORTFOLIO STRATEGY

To seek long-term growth of capital by normally investing at least 80% of its assets in equity securities selected for their growth potential. The portfolio manager will seek conservative, solid, cornerstone equity companies of any size.

[CHART]

PORTFOLIO ASSET MIX - (% OF NET ASSETS)

Preferred Stock --            2.5%

Cash and Cash Equivalents --  8.2%

Common Stock -- Foreign --   14.6%

Common Stock -- Domestic --  74.7%

Number of Stocks: 89
Top 10 Equities: 22.6%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)

                                           JUNE 30, 2003      DECEMBER 31, 2002
Citigroup, Inc.                                      3.1%                   2.5%
Marsh & McLennan Companies, Inc.                     2.7%                   3.0%
Exxon Mobil Corp.                                    2.4%                   2.8%
Berkshire Hathaway, Inc. - Class B                   2.3%                   2.7%
3M Co.                                               2.2%                   2.1%
Anheuser-Busch Companies, Inc.                       2.1%                   2.4%
Pfizer, Inc.                                         2.0%                   2.1%
Gannett Company, Inc.                                2.0%                   2.8%
Encana Corp.                                         1.9%                   1.5%
Yahoo!, Inc.                                         1.9%                   0.8%

[CHART]

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% OF NET ASSETS)

- JANUS ASPEN CORE EQUITY PORTFOLIO
Diversified Operations                    6.7%
Medical -- Drugs                          6.0%
Multimedia                                4.9%
Hotels and Motels                         4.7%
Oil Companies -- Exploration and          4.6%
Production
Finance -- Investment Bankers/Brokers     4.0%
Broadcast Services and Programming        3.5%
Oil Companies -- Integrated               3.3%
Insurance Brokers                         2.7%
Automotive -- Cars and Light Trucks       2.7%
* S&P 500(R) INDEX

(1) All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2003, Lipper ranked Janus Aspen Core Equity Portfolio - Institutional Shares 4th out of 110 variable annuity large-cap core funds for the 5-year period.

*The Portfolio's inception date - 5/1/97.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Returns shown for Service Shares for periods prior to their inception (12/31/99) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total returns for each class would have been lower.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Common Stock - 89.3%
Advertising Sales - 1.0%
       2,985   Lamar Advertising Co.*                                                      $        105,102

Aerospace and Defense - 0.7%
       1,000   General Dynamics Corp.                                                                72,500

Agricultural Chemicals - 1.1%
       1,825   Potash Corporation of Saskatchewan, Inc.
                 (New York Shares)**                                                                116,800

Applications Software - 1.8%
       7,420   Microsoft Corp.                                                                      190,026

Athletic Footwear - 0.6%
         677   Adidas - Salomon A.G.**                                                               57,841

Automotive - Cars and Light Trucks - 0.9%
       2,521   BMW A.G.**                                                                            96,837

Automotive - Truck Parts and Equipment - Original - 0.9%
       1,945   Lear Corp.*                                                                           89,509

Beverages - Non-Alcoholic - 1.4%
       3,775   Pepsi Bottling Group, Inc.                                                            75,576
       1,445   PepsiCo, Inc.                                                                         64,302

                                                                                                    139,878
Beverages - Wine and Spirits - 0.7%
       7,199   Diageo PLC**                                                                          76,861

Brewery - 2.1%
       4,139   Anheuser-Busch Companies, Inc.                                                       211,296

Broadcast Services and Programming - 3.5%
       1,595   Clear Channel Communications, Inc.*                                                   67,612
       3,580   Fox Entertainment Group, Inc.*                                                       103,032
      16,195   Liberty Media Corp. - Class A*                                                       187,214

                                                                                                    357,858
Cable Television - 2.0%
       2,176   Comcast Corp. - Class A*                                                              65,672
       1,878   Comcast Corp. - Special Class A*                                                      54,143
       2,604   Cox Communications, Inc. - Class A*                                                   83,067

                                                                                                    202,882
Chemicals - Diversified - 1.0%
       2,415   E.I. du Pont de Nemours and Co.                                                      100,561

Chemicals - Specialty - 0.5%
       5,165   Syngenta A.G. (ADR)                                                                   52,373

Computers - 2.2%
       3,530   Dell Computer Corp.*                                                                 112,819
       1,380   IBM Corp.                                                                            113,850

                                                                                                    226,669
Computers - Peripheral Equipment - 0.9%
       1,305   Lexmark International Group, Inc. - Class A*                                          92,355

Cosmetics and Toiletries - 2.7%
         445   Avon Products, Inc.                                                                   27,679
       1,160   Colgate-Palmolive Co.                                                                 67,222
       2,040   Procter & Gamble Co.                                                                 181,927

                                                                                                    276,828

Diagnostic Equipment - 0.4%
       3,570   Cytyc Corp.*                                                                          37,556

Disposable Medical Products - 0.4%
         585   C.R. Bard, Inc.                                                                       41,716

Diversified Operations - 6.7%
       1,745   3M Co.                                                                      $        225,070
       5,666   General Electric Co.                                                                 162,501
       4,330   Honeywell International, Inc.                                                        116,261
       9,580   Tyco International, Ltd.                                                             181,828

                                                                                                    685,660
E-Commerce/Services - 0.9%
       2,290   InterActiveCorp*                                                                      90,615

Electronic Components - Semiconductors - 1.0%
       5,560   Texas Instruments, Inc.                                                               97,856

Finance - Investment Bankers/Brokers - 4.0%
       7,546   Citigroup, Inc.                                                                      322,969
       1,060   Goldman Sachs Group, Inc.                                                             88,775

                                                                                                    411,744
Food - Retail - 0.4%
         760   Whole Foods Market, Inc.*                                                             36,123

Hotels and Motels - 4.7%
       4,705   Fairmont Hotels & Resorts, Inc.
                 (New York Shares)**                                                                110,097
       1,170   Four Seasons Hotels, Inc.**                                                           50,614
       4,415   Marriott International, Inc. - Class A                                               169,624
       5,285   Starwood Hotels & Resorts Worldwide, Inc.                                            151,098

                                                                                                    481,433
Insurance Brokers - 2.7%
       5,460   Marsh & McLennan Companies, Inc.                                                     278,842

Life and Health Insurance - 0.4%
       1,320   AFLAC, Inc.                                                                           40,590

Medical - Drugs - 6.0%
       1,760   Forest Laboratories, Inc.*                                                            96,360
       2,220   Merck & Company, Inc.                                                                134,421
       6,170   Pfizer, Inc.                                                                         210,706
       2,181   Roche Holding A.G.                                                                   171,077

                                                                                                    612,564
Medical Instruments - 1.1%
       2,275   Medtronic, Inc.                                                                      109,132

Medical Products - 0.9%
       1,860   Johnson & Johnson                                                                     96,162

Multimedia - 4.9%
       8,020   AOL Time Warner, Inc.*                                                               129,042
       2,615   Gannett Company, Inc.                                                                200,858
       3,892   Viacom, Inc. - Class B*                                                              169,925

                                                                                                    499,825
Networking Products - 0.6%
       3,960   Cisco Systems, Inc.*                                                                  66,092

Non-Hazardous Waste Disposal - 1.4%
       6,095   Waste Management, Inc.                                                               146,829

Oil Companies - Exploration and Production - 4.6%
       2,295   Anadarko Petroleum Corp.                                                             102,059
       1,427   Apache Corp.                                                                          92,841
       1,500   Burlington Resources, Inc.                                                            81,105
       2,459   EnCana Corp.**                                                                        93,564
       2,760   EnCana Corp. (New York Shares)**                                                     105,901

                                                                                                    475,470

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Oil Companies - Integrated - 3.3%
       6,735   Exxon Mobil Corp.                                                           $        241,854
         675   Total S.A. - Class B**                                                               102,007

                                                                                                    343,861

Pharmacy Services - 0.4%
       1,740   Caremark Rx, Inc.*                                                                    44,683

Pipelines - 1.7%
      11,805   El Paso Corp.                                                                         95,384
       2,006   Kinder Morgan Management LLC*                                                         75,145

                                                                                                    170,529
Property and Casualty Insurance - 0.5%
       3,275   Travelers Property Casualty Corp. - Class A                                           52,072

Publishing - Newspapers - 0.2%
         585   Dow Jones & Company, Inc.                                                             25,172

Reinsurance - 2.3%
          98   Berkshire Hathaway, Inc. - Class B*                                                  238,140

Retail - Building Products - 0.5%
       1,655   Home Depot, Inc.                                                                      54,813

Retail - Consumer Electronics - 1.1%
       2,565   Best Buy Company, Inc.*                                                              112,655

Retail - Discount - 1.7%
       1,425   Costco Wholesale Corp.*                                                               52,155
       2,376   Wal-Mart Stores, Inc.                                                                127,520

                                                                                                    179,675
Retail - Jewelry - 0.6%
       1,795   Tiffany & Co.                                                                         58,661

Semiconductor Components/Integrated Circuits - 1.5%
       2,273   Linear Technology Corp.                                                               73,213
       2,271   Maxim Integrated Products, Inc.                                                       77,646

                                                                                                    150,859
Soap and Cleaning Preparations - 0.6%
       3,366   Reckitt Benckiser PLC**                                                               61,766

Super-Regional Banks - 2.5%
       1,030   Bank of America Corp.                                                                 81,401
       1,710   FleetBoston Financial Corp.                                                           50,804
         550   SunTrust Banks, Inc.                                                                  32,637
       2,903   U.S. Bancorp                                                                          71,123
         635   Wachovia Corp.                                                                        25,375

                                                                                                    261,340
Telecommunication Equipment - 0.7%
       4,620   Nokia Oyj (ADR)**                                                                     75,907

Telephone - Integrated - 1.0%
       2,660   Verizon Communications, Inc.                                                         104,937

Textile-Home Furnishings - 0.5%
         930   Mohawk Industries, Inc.*                                                              51,643

Toys - 0.9%
       5,075   Mattel, Inc.                                                                          96,019

Transportation - Railroad - 1.5%
       3,195   Canadian National Railway Co.
                 (New York Shares)**                                                                154,191

Transportation - Services - 0.8%
       1,385   FedEx Corp.                                                                           85,911

Web Portals/Internet Service Providers - 1.9%
       6,055   Yahoo!, Inc.*                                                                        198,362
-----------------------------------------------------------------------------------------------------------
Total Common Stock (cost $8,527,770)                                                              9,195,581
-----------------------------------------------------------------------------------------------------------

Preferred Stock - 2.5%
Automotive - Cars and Light Trucks - 1.8%
       3,625   General Motors Corp. - Series A
                 convertible, 4.50%                                                        $         88,359
         221   Porsche A.G.**                                                                        93,139

                                                                                                    181,498
Publishing - Newspapers - 0.7%
         896   Tribune Co., convertible, 2.00%                                                       75,040
-----------------------------------------------------------------------------------------------------------
Total Preferred Stock (cost $270,551)                                                               256,538
-----------------------------------------------------------------------------------------------------------

Repurchase Agreement - 7.8%
$    800,000   ABN AMRO Bank N.V., 1.25%
                 dated 6/30/03, maturing 7/1/03
                 to be repurchased at $800,028
                 collateralized by $78,089
                 in Collateralized Mortgage Obligations
                 4.848%, 10/25/32, AAA
                 $1,187,460 in U.S. Government Agencies
                 0%-7.50%, 8/16/06-1/1/33
                 $196,278 in U.S. Treasury Bills
                 0%, 11/15/10-5/15/14; with respective
                 values of $72,045, $604,424
                 and $139,531 (cost $800,000)                                                       800,000
-----------------------------------------------------------------------------------------------------------
Total Investments (total cost $9,598,321) - 99.6%                                                10,252,119
-----------------------------------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.4%                                        36,552
-----------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                          $     10,288,671
-----------------------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2003

COUNTRY          % OF INVESTMENT SECURITIES           MARKET VALUE
--------------------------------------------------------------------
Bermuda                                 1.8%        $       181,828
Canada                                  6.2%                631,167
Finland                                 0.7%                 75,907
France                                  1.0%                102,007
Germany                                 2.4%                247,817
Switzerland                             2.2%                223,450
United Kingdom                          1.3%                138,627
United States++                        84.4%              8,651,316
--------------------------------------------------------------------
Total                                 100.0%        $    10,252,119

++Includes Short-Term Securities (76.6% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT JUNE 30, 2003

CURRENCY SOLD AND                               CURRENCY             CURRENCY           UNREALIZED
SETTLEMENT DATE                               UNITS SOLD      VALUE IN $ U.S.          GAIN/(LOSS)
--------------------------------------------------------------------------------------------------
British Pound 9/26/03                              5,000         $      8,200        $       (401)
British Pound 10/17/03                            65,000              106,455              (5,705)
Canadian Dollar 10/17/03                          60,000               43,888              (3,205)
Euro 9/26/03                                     150,000              171,785             (11,933)
--------------------------------------------------------------------------------------------------
Total                                                            $    330,328        $    (21,244)

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN RISK-MANAGED LARGE CAP CORE PORTFOLIO

                                                               MANAGED BY INTECH

PERFORMANCE OVERVIEW

Launched January 2, 2003, Janus Aspen Risk-Managed Large Cap Core Portfolio - Service Shares gained 7.90% through June 30, 2003, while its benchmark, the S&P 500(R) Index, gained 8.16%.(1)

PORTFOLIO OVERVIEW

While fundamental analysis does not factor into our management of the Portfolio, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Portfolio's goal is to modestly outperform its benchmark while maintaining about the same level of risk.

The Portfolio's mathematical investing process, in essence, seeks to build a more efficient portfolio than its benchmark. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver returns over and above the index over the long term. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Portfolio.

MANAGER'S OVERVIEW

Q. WHAT POSITIVELY IMPACTED PERFORMANCE?
The Portfolio gained ground during the period on the tails of a pronounced market upswing. As stock prices naturally moved, we adjusted each comparable stock's weighting to keep the Portfolio potentially more efficient than the index. While individual stock volatility was somewhat low during the period, we believe there was indeed adequate fluctuation for our process. Market diversity (or the size effect) was also a positive contributor to performance as the market broadened out and capital flowed to all capitalization areas of the stock market. In addition to positive absolute returns for the period, the mathematical process was implemented in a disciplined manner and we believe is well-positioned to perform over a 3- to 5-year period.

Q. WHAT NEGATIVELY IMPACTED THE PORTFOLIO'S RECENT PERFORMANCE?
INTECH's portfolio performance can primarily be attributed to two factors, stocks' relative volatility and correlation of stocks to one another. The investment process uses historical information to determine the weightings in stocks in the portfolio. When the stock market "turns" dramatically (either up or down) as it did in the first part of the second quarter, it may take a while for the process to adjust to the change. The investment process incorporates one year of past price history and each week will drop one week of history and add a new one as time continues. Given that we use past price history, there can be a lag effect. That is somewhat typical for the process and is random in nature - sometimes it will help the strategy, sometimes it will hurt the strategy.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?
INTECH's mathematical-based, risk-managed investment process is designed to outperform the S&P 500(R) Index over the long term while controlling risk, and we will continue to implement the process in a disciplined and deliberate manner. As a result, the process may experience relative underperformance during shorter time periods, but has a goal of relative outperformance over a 3- to 5-year time period. In addition, managing risk will continue to be the hallmark of the Portfolio's investment process. At the same time, we continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

AVERAGE ANNUAL TOTAL RETURN - for the period ended June 30, 2003

                                                            SINCE
                                                          INCEPTION*
            --------------------------------------------------------
            Janus Aspen Risk-Managed Large Cap
            Core Portfolio - Service Shares                  7.90%
            --------------------------------------------------------
            S&P 500(R) Index                                 8.16%

PORTFOLIO STRATEGY

Primarily invests in large-sized companies selected for their growth potential, seeking to control risks by applying a mathematical management process and selecting stocks generally from a predefined universe of common stocks within the Portfolio's benchmark index.

[CHART]

PORTFOLIO ASSET MIX - (% of Net Assets)

Cash and Cash Equivalents --    0.1%

Common Stock -- Foreign   --    1.0%

Common Stock -- Domestic  --   98.9%

Number of Stocks: 287
Top 10 Equities: 15.9%

TOP 10 EQUITY HOLDINGS - (% of Net Assets)

                               JUNE 30, 2003
General Electric Co.                     2.2%
Pfizer, Inc.                             2.0%
Microsoft Corp.                          2.0%
Exxon Mobil Corp.                        1.7%
Wal-Mart Stores, Inc.                    1.6%
Citigroup, Inc.                          1.4%
eBay, Inc.                               1.4%
Boston Scientific Corp.                  1.3%
Yahoo!, Inc.                             1.2%
Merck & Company, Inc.                    1.1%

[CHART]

TOP INDUSTRIES - Portfolio vs. Index (% of Net Assets)

- JANUS ASPEN RISK-MANAGED LARGE CAP CORE PORTFOLIO
Super-Regional Banks                      5.1%
Medical -- Drugs                          5.1%
Diversified Operations                    4.0%
Finance -- Investment Bankers/Brokers     4.0%
Electric -- Integrated                    3.3%
Applications Software                     3.0%
Medical Instruments                       2.7%
Computers                                 2.7%
Medical Products                          2.6%
Oil Companies -- Integrated               2.6%
* S&P 500(R) INDEX

(1) All returns include reinvested dividends and capital gains.

*January 2, 2003.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

The proprietary mathematical process used by INTECH may not achieve the desired results. Rebalancing techniques used may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index portfolio strategy. This increases the likelihood of higher net taxable gains or losses for investors.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total return would have been lower.

A portfolio's performance for very short time periods may not be indicative of future performance.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Common Stock - 99.9%
Advertising Agencies - 0.1%
         100   Omnicom Group, Inc.                                                         $          7,170

Aerospace and Defense - 0.2%
         200   Lockheed Martin Corp.                                                                  9,514
         100   Northrop Grumman Corp.                                                                 8,629

                                                                                                     18,143
Agricultural Operations - 0%
         100   Monsanto Co.                                                                           2,164

Airlines - 0.1%
         400   Southwest Airlines Co.                                                                 6,880

Apparel Manufacturers - 0.4%
         100   Jones Apparel Group, Inc.*                                                             2,926
         800   Liz Claiborne, Inc.                                                                   28,200
         100   V. F. Corp.                                                                            3,405

                                                                                                     34,531
Applications Software - 3.0%
       1,500   Citrix Systems, Inc.*                                                                 30,540
         700   Intuit, Inc.*                                                                         31,171
         700   Mercury Interactive Corp.*                                                            27,027
       6,400   Microsoft Corp.                                                                      163,904

                                                                                                    252,642

Athletic Footwear - 0.4%
         200   NIKE, Inc. - Class B                                                                  10,698
         600   Reebok International, Ltd.*                                                           20,178

                                                                                                     30,876

Automotive - Medium and Heavy Duty Trucks - 0.7%
         900   PACCAR, Inc.                                                                          60,804

Automotive - Truck Parts and Equipment - Original - 0.3%
         300   Johnson Controls, Inc.                                                                25,680

Beverages - Non-Alcoholic - 1.0%
         500   Coca-Cola Co.                                                                         23,205
       1,600   Coca-Cola Enterprises, Inc.                                                           29,040
         300   Pepsi Bottling Group, Inc.                                                             6,006
         500   PepsiCo, Inc.                                                                         22,250

                                                                                                     80,501
Beverages - Wine and Spirits - 0.2%
         200   Brown-Forman Corp. - Class B                                                          15,724

Brewery - 0.4%
         700   Anheuser-Busch Companies, Inc.                                                        35,735

Broadcast Services and Programming - 0.3%
         500   Clear Channel Communications, Inc.*                                                   21,195

Building - Residential and Commercial - 0.6%
         300   Centex Corp.                                                                          23,337
         200   KB Home                                                                               12,396
         300   Pulte Homes, Inc.                                                                     18,498

                                                                                                     54,231
Cable Television - 0.5%
       1,500   Comcast Corp. - Class A*                                                              45,270

Casino Hotels - 0.1%
         200   Harrah's Entertainment, Inc.*                                                          8,048

Casino Services - 0.9%
         700   International Game Technology*                                                        71,631

Cellular Telecommunications - 1.1%
       5,000   Nextel Communications, Inc. - Class A*                                      $         90,400

Chemicals - Diversified - 0.5%
         400   Dow Chemical Co.                                                                      12,384
         600   E.I. du Pont de Nemours and Co.                                                       24,984
         100   PPG Industries, Inc.                                                                   5,074

                                                                                                     42,442
Chemicals - Specialty - 0.8%
       1,800   Ecolab, Inc.                                                                          46,080
         400   Great Lakes Chemical Corp.                                                             8,160
         200   Sigma-Aldrich Corp.                                                                   10,836

                                                                                                     65,076

Coatings and Paint Products - 0.2%
         600   Sherwin-Williams Co.                                                                  16,128

Commercial Banks - 2.5%
       1,600   AmSouth Bancorporation                                                                34,944
         500   BB&T Corp.                                                                            17,150
         500   Charter One Financial, Inc.                                                           15,590
         800   First Tennessee National Corp.                                                        35,128
         100   Marshall & Ilsley Corp.                                                                3,058
       1,100   Regions Financial Corp.                                                               37,158
       1,600   SouthTrust Corp.                                                                      43,520
         700   Union Planters Corp.                                                                  21,721

                                                                                                    208,269
Commercial Services - 0.1%
         800   Quintiles Transnational Corp.*                                                        11,352

Commercial Services - Finance - 1.0%
         500   Deluxe Corp.                                                                          22,400
         500   H&R Block, Inc.                                                                       21,625
         800   Moody's Corp.                                                                         42,168

                                                                                                     86,193
Computer Aided Design - 0.2%
       1,000   Autodesk, Inc.                                                                        16,160

Computer Services - 0.1%
         400   Unisys Corp.*                                                                          4,912

Computers - 2.7%
       2,500   Dell Computer Corp.*                                                                  79,900
       2,400   Hewlett-Packard Co.                                                                   51,120
       1,100   IBM Corp.                                                                             90,750

                                                                                                    221,770
Computers - Memory Devices - 0.5%
       1,900   Network Appliance, Inc.*                                                              30,799
         400   VERITAS Software Corp.*                                                               11,468

                                                                                                     42,267

Computers - Peripheral Equipment - 0.8%
         900   Lexmark International Group, Inc. - Class A*                                          63,693

Consumer Products - Miscellaneous - 0.7%
         800   Clorox Co.                                                                            34,120
         500   Fortune Brands, Inc.                                                                  26,100

                                                                                                     60,220
Containers - Metal and Glass - 0.4%
         700   Ball Corp.                                                                            31,857

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Containers - Paper and Plastic - 0.7%
         200   Bemis Company, Inc.                                                         $          9,360
       1,200   Pactiv Corp.*                                                                         23,652
         600   Sealed Air Corp.*                                                                     28,596

                                                                                                     61,608
Cosmetics and Toiletries - 1.5%
         100   Alberto-Culver Co. - Class B                                                           5,110
         500   Avon Products, Inc.                                                                   31,100
         200   Colgate-Palmolive Co.                                                                 11,590
         800   International Flavors & Fragrances, Inc.                                              25,544
         600   Procter & Gamble Co.                                                                  53,508

                                                                                                    126,852

Cruise Lines - 0%
         100   Carnival Corp.                                                                         3,251

Data Processing and Management - 0.5%
         900   First Data Corp.                                                                      37,296
         100   Fiserv, Inc.*                                                                          3,561

                                                                                                     40,857

Disposable Medical Products - 0.3%
         400   C.R. Bard, Inc.                                                                       28,524

Distribution and Wholesale - 0.5%
         200   Genuine Parts Co.                                                                      6,402
         700   W.W. Grainger, Inc.                                                                   32,732

                                                                                                     39,134
Diversified Financial Services - 0.6%
       1,100   Morgan Stanley Co.                                                                    47,025

Diversified Operations - 4.0%
         400   3M Co.                                                                                51,592
         300   Cendant Corp.*                                                                         5,496
         200   Cooper Industries, Ltd. - Class A                                                      8,260
         200   Danaher Corp.                                                                         13,610
         200   Eaton Corp.                                                                           15,722
       6,400   General Electric Co.                                                                 183,552
         200   Illinois Tool Works, Inc.                                                             13,170
         100   Ingersoll-Rand Co. - Class A                                                           4,732
         200   ITT Industries, Inc.                                                                  13,092
       1,400   Tyco International, Ltd.                                                              26,572

                                                                                                    335,798

E-Commerce/Services - 1.4%
       1,100   eBay, Inc.*                                                                          114,598
         100   Monster Worldwide, Inc.*                                                               1,973

                                                                                                    116,571
Electric - Integrated - 3.3%
         400   Ameren Corp.                                                                          17,640
         800   Cinergy Corp.                                                                         29,432
         400   Consolidated Edison, Inc.                                                             17,312
         400   Constellation Energy Group, Inc.                                                      13,720
         500   DTE Energy Co.                                                                        19,320
         900   Entergy Corp.                                                                         47,502
         300   Exelon Corp.                                                                          17,943
         400   FirstEnergy Corp.                                                                     15,380
         400   FPL Group, Inc.                                                                       26,740
         100   NiSource, Inc.                                                                         1,900
         500   PPL Corp.                                                                             21,500
       1,600   Southern Co.                                                                          49,856

                                                                                                    278,245
Electric Products - Miscellaneous - 0.1%
         100   Emerson Electric Co.                                                        $          5,110

Electronic Components - Miscellaneous - 0.2%
         900   Jabil Circuit, Inc.*                                                                  19,890

Electronic Components - Semiconductors - 1.2%
       1,000   Altera Corp.*                                                                         16,400
         100   Broadcom Corp. - Class A*                                                              2,491
       1,900   Intel Corp.                                                                           39,490
         100   NVIDIA Corp.*                                                                          2,301
         600   QLogic Corp.*                                                                         28,998
         300   Xilinx, Inc.*                                                                          7,593

                                                                                                     97,273
Electronic Forms - 0.2%
         500   Adobe Systems, Inc.                                                                   16,035

Enterprise Software/Services - 1.4%
       1,800   BMC Software, Inc.*                                                                   29,394
       1,400   Computer Associates International, Inc.                                               31,192
       4,800   Oracle Corp.*                                                                         57,696
         100   PeopleSoft, Inc.*                                                                      1,759

                                                                                                    120,041
Entertainment Software - 0.3%
         300   Electronic Arts, Inc.*                                                                22,197

Fiduciary Banks - 0%
         100   State Street Corp.                                                                     3,940

Filtration and Separation Products - 0%
         100   Pall Corp.                                                                             2,250

Finance - Consumer Loans - 0.8%
       1,700   SLM Corp.                                                                             66,589

Finance - Credit Card - 1.2%
       1,500   American Express Co.                                                                  62,715
         100   Capital One Financial Corp.                                                            4,918
       1,400   MBNA Corp.                                                                            29,176

                                                                                                     96,809
Finance - Investment Bankers/Brokers - 4.0%
         900   Bear Stearns Companies, Inc.                                                          65,178
       2,700   Citigroup, Inc.                                                                      115,560
         200   Franklin Resources, Inc.                                                               7,814
         500   Goldman Sachs Group, Inc.                                                             41,875
         800   J.P. Morgan Chase & Co.                                                               27,344
         600   Lehman Brothers Holdings, Inc.                                                        39,888
         800   Merrill Lynch & Company, Inc.                                                         37,344

                                                                                                    335,003
Finance - Mortgage Loan/Banker - 1.4%
       1,200   Countrywide Financial Corp.                                                           83,484
         300   Fannie Mae                                                                            20,232
         200   Freddie Mac                                                                           10,154

                                                                                                    113,870
Food - Confectionary - 0.4%
         100   Hershey Foods Corp.                                                                    6,966
         400   Wm. Wrigley Jr. Company                                                               22,492

                                                                                                     29,458
Food - Diversified - 0.6%
         600   ConAgra Foods, Inc.                                                                   14,160
         400   General Mills, Inc.                                                                   18,964
         200   Kellogg Co.                                                                            6,874
         400   Sara Lee Corp.                                                                         7,524

                                                                                                     47,522

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Food - Retail - 0.1%
         400   Winn-Dixie Stores, Inc.                                                     $          4,924

Food - Wholesale/Distribution - 0.3%
         900   Sysco Corp.                                                                           27,036

Gas - Distribution - 0.8%
         700   KeySpan Corp.                                                                         24,815
         100   Nicor, Inc.                                                                            3,711
         300   Peoples Energy Corp.                                                                  12,867
       1,000   Sempra Energy Co.                                                                     28,530

                                                                                                     69,923

Gold Mining - 0.1%
         300   Newmont Mining Corp.                                                                   9,738

Home Decoration Products - 0.4%
       1,200   Newell Rubbermaid, Inc.                                                               33,600

Hotels and Motels - 0.1%
         800   Hilton Hotels Corp.                                                                   10,232

Identification Systems and Devices - 0.2%
       1,100   Symbol Technologies, Inc.                                                             14,311

Industrial Automation and Robotics - 0.5%
       1,700   Rockwell Automation, Inc.                                                             40,528

Industrial Gases - 0.4%
         200   Air Products & Chemicals, Inc.                                                         8,320
         400   Praxair, Inc.                                                                         24,040

                                                                                                     32,360

Instruments - Controls - 0.2%
         600   Thermo Electron Corp.*                                                                12,612

Instruments - Scientific - 0.2%
         300   Applera Corp. - Applied Biosystems Group                                               5,709
         300   PerkinElmer, Inc.                                                                      4,143
         200   Waters Corp.*                                                                          5,826

                                                                                                     15,678

Insurance Brokers - 0.5%
         900   Marsh & McLennan Companies, Inc.                                                      45,963

Internet Security - 0.3%
         500   Symantec Corp.*                                                                       21,930

Investment Management and Advisory Services - 0.2%
         400   T. Rowe Price Group, Inc.                                                             15,100

Life and Health Insurance - 1.0%
       1,200   AFLAC, Inc.                                                                           36,900
       1,100   Principal Financial Group, Inc.                                                       35,475
         300   Torchmark Corp.                                                                       11,175

                                                                                                     83,550

Machinery - Construction and Mining - 0.2%
         300   Caterpillar, Inc.                                                                     16,698

Machinery - Farm - 0.2%
         300   Deere & Co.                                                                           13,710

Medical - Biomedical and Genetic - 1.8%
         900   Amgen, Inc.*                                                                          59,796
         100   Biogen, Inc.*                                                                          3,800
         700   Chiron Corp.*                                                                         30,604
       1,300   Genzyme Corp.*                                                                        54,340
         100   Millipore Corp.*                                                                       4,437

                                                                                                    152,977

Medical - Drugs - 5.1%
         200   Abbott Laboratories                                                         $          8,752
         100   Bristol-Myers Squibb Co.                                                               2,715
         500   Eli Lilly and Co.                                                                     34,485
       1,700   Forest Laboratories, Inc.*                                                            93,075
         500   MedImmune, Inc.*                                                                      18,185
       1,600   Merck & Company, Inc.                                                                 96,880
       4,920   Pfizer, Inc.                                                                         168,018

                                                                                                    422,110

Medical - Generic Drugs - 0.4%
         800   Watson Pharmaceuticals, Inc.*                                                         32,296

Medical - HMO - 1.2%
         600   Aetna, Inc.                                                                           36,120
         100   Anthem, Inc.*                                                                          7,715
         700   UnitedHealth Group, Inc.                                                              35,175
         200   WellPoint Health Networks, Inc.*                                                      16,860

                                                                                                     95,870

Medical Information Systems - 0%
         100   IMS Health, Inc.                                                                       1,799

Medical Instruments - 2.7%
       1,800   Boston Scientific Corp.*                                                             109,980
         300   Guidant Corp.                                                                         13,317
         900   Medtronic, Inc.                                                                       43,173
       1,000   St. Jude Medical, Inc.*                                                               57,500

                                                                                                    223,970

Medical Products - 2.6%
         200   Becton, Dickinson and Co.                                                              7,770
         600   Biomet, Inc.                                                                          17,196
       1,700   Johnson & Johnson                                                                     87,890
         800   Stryker Corp.                                                                         55,496
       1,100   Zimmer Holdings, Inc.*                                                                49,555

                                                                                                    217,907

Metal - Copper - 0.1%
         200   Phelps Dodge Corp.*                                                                    7,668

Metal - Diversified - 0.3%
       1,000   Freeport-McMoRan Copper & Gold, Inc.
                 - Class B                                                                           24,500

Metal Processors and Fabricators - 0%
         100   Worthington Industries, Inc.                                                           1,340

Motorcycle and Motor Scooter Manufacturing - 0%
         100   Harley-Davidson, Inc.                                                                  3,986

Multi-Line Insurance - 2.1%
         600   Allstate Corp.                                                                        21,390
       1,400   American International Group, Inc.                                                    77,252
         500   MetLife, Inc.                                                                         14,160
         400   Prudential Financial, Inc.                                                            13,460
       1,400   SAFECO Corp.                                                                          49,392

                                                                                                    175,654

Multimedia - 1.6%
         100   AOL Time Warner, Inc.*                                                                 1,609
         500   Gannett Company, Inc.                                                                 38,405
         300   McGraw-Hill Companies, Inc.                                                           18,600
         500   Meredith Corp.                                                                        22,000
       1,100   Viacom, Inc. - Class B*                                                               48,026
         100   Walt Disney Co.                                                                        1,975

                                                                                                    130,615

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Networking Products - 0.6%
       3,200   Cisco Systems, Inc.*                                                        $         53,408

Office Automation and Equipment - 0.1%
         700   Xerox Corp.*                                                                           7,413

Office Supplies and Forms - 0.1%
         200   Avery Dennison Corp.                                                                  10,040

Oil - Field Services - 1.3%
         600   BJ Services Co.*                                                                      22,416
       3,600   Halliburton Co.                                                                       82,800

                                                                                                    105,216

Oil and Gas Drilling - 0.5%
         700   Nabors Industries, Ltd.*                                                              27,685
         100   Noble Corp.*                                                                           3,430
         300   Rowan Companies, Inc.*                                                                 6,720

                                                                                                     37,835

Oil Companies - Exploration and Production - 1.6%
         720   Apache Corp.                                                                          46,843
         800   Burlington Resources, Inc.                                                            43,256
         500   Devon Energy Corp.                                                                    26,700
         300   EOG Resources, Inc.                                                                   12,552

                                                                                                    129,351

Oil Companies - Integrated - 2.6%
         200   ChevronTexaco Corp.                                                                   14,440
         300   ConocoPhillips                                                                        16,440
       3,900   Exxon Mobil Corp.                                                                    140,049
       1,400   Occidental Petroleum Corp.                                                            46,970

                                                                                                    217,899

Oil Refining and Marketing - 0.2%
         500   Sunoco, Inc.                                                                          18,870

Optical Supplies - 0.2%
         200   Allergan, Inc.                                                                        15,420
         100   Bausch & Lomb, Inc.                                                                    3,750

                                                                                                     19,170

Paper and Related Products - 0%
         100   International Paper Co.                                                                3,573

Photo Equipment and Supplies - 0.5%
       1,400   Eastman Kodak Co.*                                                                    38,290

Pipelines - 0.2%
         300   Kinder Morgan, Inc.                                                                   16,395

Power Converters and Power Supply Equipment - 0.4%
       1,900   American Power Conversion Corp.*                                                      29,621

Property and Casualty Insurance - 1.1%
         300   ACE, Ltd.                                                                             10,287
       1,000   Progressive Corp.                                                                     73,100
         300   Travelers Property Casualty Corp. - Class B                                            4,731

                                                                                                     88,118

Publishing - Newspapers - 1.5%
         400   Knight-Ridder, Inc.                                                                   27,572
         800   New York Times Co. - Class A                                                          36,400
       1,200   Tribune Co.                                                                           57,960

                                                                                                    121,932

Real Estate Investment Trusts (REIT) - Apartments - 0.1%
         400   Equity Residential Properties Trust                                                   10,380

Real Estate Investment Trusts (REIT) - Regional Malls - 0.5%
       1,000   Simon Property Group, Inc.                                                  $         39,030

Retail - Apparel and Shoe - 0.7%
       2,800   Gap, Inc.                                                                             52,528
         200   Nordstrom, Inc.                                                                        3,904

                                                                                                     56,432

Retail - Auto Parts - 0.5%
         600   AutoZone, Inc.*                                                                       45,582

Retail - Bedding - 0.4%
         900   Bed Bath & Beyond, Inc.*                                                              34,929

Retail - Building Products - 0.4%
         800   Lowe's Companies, Inc.                                                                34,360

Retail - Discount - 2.0%
         200   Family Dollar Stores, Inc.                                                             7,630
         100   Target Corp.                                                                           3,784
       1,200   TJX Companies, Inc.                                                                   22,608
       2,500   Wal-Mart Stores, Inc.                                                                134,175

                                                                                                    168,197

Retail - Drug Store - 0%
         100   Walgreen Co.                                                                           3,010

Retail - Jewelry - 0%
         100   Tiffany & Co.                                                                          3,268

Retail - Major Department Stores - 0.2%
         900   J.C. Penney Company, Inc.                                                             15,165

Retail - Office Supplies - 0.3%
         200   Office Depot, Inc.*                                                                    2,902
       1,100   Staples, Inc.*                                                                        20,185

                                                                                                     23,087

Retail - Regional Department Stores - 0.1%
         200   Kohl's Corp.*                                                                         10,276

Retail - Restaurants - 0.1%
         400   Starbucks Corp.*                                                                       9,808

Savings/Loan/Thrifts - 0.9%
         500   Golden West Financial Corp.                                                           40,005
         800   Washington Mutual, Inc.                                                               33,040

                                                                                                     73,045

Schools - 0.9%
       1,200   Apollo Group, Inc. - Class A*                                                         74,112

Semiconductor Components/Integrated Circuits - 0.6%
         400   Analog Devices, Inc.*                                                                 13,928
         700   Linear Technology Corp.                                                               22,547
         400   Maxim Integrated Products, Inc.                                                       13,676

                                                                                                     50,151

Super-Regional Banks - 5.1%
       1,200   Bank of America Corp.                                                                 94,836
       1,400   Bank One Corp.                                                                        52,052
         100   Fifth Third Bancorp                                                                    5,734
         800   Fleetboston Financial Corp.                                                           23,768
       1,900   Huntington Bancshares, Inc.                                                           37,088
       1,100   KeyCorp                                                                               27,797
       1,000   National City Corp.                                                                   32,710
       1,600   U.S. Bancorp                                                                          39,200
       1,500   Wachovia Corp.                                                                        59,940
       1,000   Wells Fargo & Co.                                                                     50,400

                                                                                                    423,525

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Telecommunication Equipment - 0.3%
       1,400   Comverse Technology, Inc.*                                                  $         21,042
         300   Scientific-Atlanta, Inc.                                                               7,152

                                                                                                     28,194

Telephone - Integrated - 2.5%
         700   ALLTEL Corp.                                                                          33,754
         100   AT&T Corp.                                                                             1,925
         700   BellSouth Corp.                                                                       18,641
       1,100   CenturyTel, Inc.                                                                      38,335
       1,000   Citizens Communications Co.*                                                          12,890
         800   SBC Communications, Inc.                                                              20,440
       1,300   Sprint Corp.                                                                          18,720
       1,600   Verizon Communications, Inc.                                                          63,120

                                                                                                    207,825

Tobacco - 0.3%
         600   UST, Inc.                                                                             21,018

Tools - Hand Held - 0%
         100   Snap-On, Inc.                                                                          2,903

Toys - 0.4%
         900   Hasbro, Inc.                                                                          15,741
       1,000   Mattel, Inc.                                                                          18,920

                                                                                                     34,661

Transportation - Railroad - 0.5%
         100   Burlington Northern Santa Fe Corp.                                                     2,844
       1,000   Norfolk Southern Corp.                                                                19,200
         400   Union Pacific Corp.                                                                   23,208

                                                                                                     45,252

Transportation - Services - 1.6%
         900   FedEx Corp.                                                                           55,827
       1,200   United Parcel Service, Inc. - Class B                                                 76,440

                                                                                                    132,267

Trucking and Leasing - 0%
         100   Ryder System, Inc.                                                                     2,562

Web Portals/Internet Service Providers - 1.2%
       3,000   Yahoo!, Inc.*                                                                         98,280

Wireless Equipment - 0.4%
       1,000   QUALCOMM, Inc.                                                                        35,750
-----------------------------------------------------------------------------------------------------------
Total Common Stock (cost $7,635,549)                                                              8,324,601
-----------------------------------------------------------------------------------------------------------
Total Investments (total cost $7,635,549) - 99.9%                                                 8,324,601
-----------------------------------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%                                        11,465
-----------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                          $      8,336,066
-----------------------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2003

COUNTRY          % OF INVESTMENT SECURITIES           MARKET VALUE
--------------------------------------------------------------------
Bermuda                                 0.8%        $        67,249
Cayman Islands                          0.2%                 13,717
Panama                                  0.0%                  3,251
United States                          99.0%              8,240,384
--------------------------------------------------------------------
Total                                 100.0%        $     8,324,601

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN MID CAP VALUE PORTFOLIO                   MANAGED BY PERKINS, WOLF,
                                                      MCDONNELL AND COMPANY, LLC

[PHOTO OF ROBERT PERKINS]
Robert Perkins
portfolio manager

[PHOTO OF THOMAS PERKINS]
Thomas Perkins
portfolio manager

[PHOTO OF JEFF KAUTZ]
Jeff Kautz
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 10.20% for its Institutional Shares and 10.20% for its Service Shares, while its benchmark, the Russell MidCap Value Index, rose 13.11%.(1)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02%, the broad-based Standard & Poor's 500(R) Index adding 11.75%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months.

In the value arena, the S&P 500(R)/Barra Value Index returned 12.29%, while the MSCI World Value Index offered a 12.02% return. Although the indices performed solidly, most stocks struggled at the start of the year amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, providing little in the way of clarity about the future direction of the economy as a whole. Meanwhile, the housing market remained robust, but unemployment inched higher as job growth remained elusive. Against this backdrop, the Federal Reserve cut short-term interest rates by 0.25%, stating the economy had grown at a "sub par" pace following the end to the war in Iraq.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Our biggest disappointment was shipping company CNF. Chip-equipment maker Asyst Technology and crane supplier Manitowoc also detracted from performance as did Iona Technology, a software company. Federal Signal, which manufactures products in four operating groups: environmental vehicles and related products, fire rescue vehicles, safety and signaling products, and consumable industrial tooling, weighed on our results as well.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Cendant Corp., with its real estate- and travel-related properties, was our top performer. Omnicare, a provider of pharmaceutical care for the elderly, also advanced. Other strong holdings were Filenet Corp., a maker of Enterprise Content Management (ECM) solutions, and airfreight shipper Airborne. McKesson, a drug distributor, also contributed to performance.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE
PERFORMANCE?
On an absolute basis the financial and healthcare sectors were the Portfolio's largest contributors. Financials accounted for a substantial portion of the Portfolio's assets. Our investment in telecommunications was the biggest detractor on an absolute basis, though we did not invest a notable amount of our assets in that area. The utilities sector was also among the Portfolio's weaker performers, yet it contributed slightly to our absolute results.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?
Our stock selection in healthcare was the Portfolio's biggest contributor relative to its benchmark. Our overweighting in this sector also aided performance. Similarly, stock selection in industrials supported performance. While our investment in utilities contributed slightly to the Portfolio's absolute results, our significant underweighting in the sector compared to our benchmark made it the Portfolio's largest relative detractor. Stock selection in information technology also hindered results.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?
We continue to attempt to minimize risk with a diversified portfolio and healthy dividends. We believe our long-standing emphasis on solid balance sheets and cash flows as well as our disciplined sensitivity to stock prices and risk/reward relationships is especially appropriate in this difficult environment. As always, we prefer to err on the side of caution. We believe this strategy offers the best approach to benefiting from opportunities when they present themselves.

AVERAGE ANNUAL TOTAL RETURN - for the period ended June 30, 2003

                                                            SINCE
                                                          INCEPTION*
            --------------------------------------------------------
            Janus Aspen Mid Cap Value
            Portfolio - Institutional Shares                 10.20%
            --------------------------------------------------------
            Janus Aspen Mid Cap Value
            Portfolio - Service Shares                       10.20%
            --------------------------------------------------------
            Russell Midcap Value Index                       13.11%

PORTFOLIO STRATEGY

Primarily invests in common stocks of mid-sized companies whose stock prices are believed to be undervalued.

[CHART]

PORTFOLIO ASSET MIX - (% of Net Assets)

Cash and Cash Equivalents --    2.8%

Common Stock --  Foreign --     6.3%

Common  Stock -- Domestic --   90.9%

Number of Stocks: 128
Top 10 Equities: 16.0%

TOP 10 EQUITY HOLDINGS - (% of Net Assets)

                                          JUNE 30, 2003
Berkshire Hathaway, Inc. - Class B                  3.8%
Mercantile Bankshares Corp.                         1.5%
Apache Corp.                                        1.5%
McKesson Corp.                                      1.4%
Lincoln National Corp.                              1.4%
Genuine Parts Co.                                   1.4%
CIT Group, Inc.                                     1.3%
Cendant Corp.                                       1.3%
CVS Corp.                                           1.2%
Furniture Brands International, Inc.                1.2%

[CHART]

TOP INDUSTRIES - Portfolio vs. Index (% of Net Assets)

- JANUS ASPEN MID CAP VALUE PORTFOLIO
Oil Companies -- Exploration and Production                  6.7%
Commercial Banks                                             5.4%
Reinsurance                                                  4.9%
Automotive -- Truck Parts and Equipment -- Original          3.2%
Diversified Operations                                       3.0%
Oil -- Field Services                                        2.3%
Home Furnishings                                             2.1%
Distribution and Wholesale                                   2.0%
Non-Hazardous Waste Disposal                                 1.8%
Electronic Design Automation                                 1.7%
* RUSSELL MIDCAP VALUE INDEX

(1) All returns include reinvested dividends and capital gains.

*December 31, 2002.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Effective 5/1/03, Janus Aspen Strategic Value Portfolio was reorganized into Janus Aspen Mid Cap Value Portfolio.

This Portfolio is designed for long-term investors who can accept the special risks associated with value investing.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Returns shown for Janus Aspen Mid Cap Value Portfolio - Institutional Shares for periods prior to its inception (5/1/03) are derived from the historical performance of its Service Shares.

A portfolio's performance for very short time periods may not be indicative of future performance.

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The S&P 500(R)/Barra Value Index is a market capitalization-weighted index of the stocks in the Standard & Poor's 500(R) Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500(R) Index on a market capitalization basis. The MSCI World Value and Growth Indices are subsets of the MSCI World Index and are built on a country-by-country basis for each of the 23 countries included in the MSCI World Index. The Value and Growth indices use eight different variables, both forward looking and historical, to more accurately reflect value and growth styles and buffer zones that reduce index turnover. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total return would have been lower.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Common Stock - 97.2%
Advertising Agencies - 0.7%
     12,000    Interpublic Group of Companies, Inc.                                        $        160,560

Aerospace and Defense - Equipment - 0.6%
       2,500   Alliant Techsystems, Inc.*                                                           129,775

Agricultural Operations - 0.7%
       5,500   Bunge, Ltd.                                                                          157,300

Apparel Manufacturers - 0.5%
       2,840   Liz Claiborne, Inc                                                                   100,110

Applications Software - 0.3%
      29,000   IONA Technologies (ADR)*                                                              64,090

Automotive - Truck Parts and Equipment - Original - 3.2%
       8,600   Autoliv, Inc                                                                         232,888
       5,000   Lear Corp.*                                                                          230,100
       3,700   Magna International, Inc. - Class A                                                  248,899

                                                                                                    711,887

Broadcast Services and Programming - 0.9%
      18,000   Liberty Media Corp. - Class A*                                                       208,080

Building - Residential and Commercial - 1.0%
       1,600   Pulte Homes, Inc                                                                      98,656
       3,500   Standard Pacific Corp                                                                116,060

                                                                                                    214,716

Building and Construction Products - Miscellaneous - 1.0%
      13,400   Dycom Industries, Inc.*                                                              218,420

Chemicals - Specialty - 0.2%
       1,100   Cytec Industries, Inc.*                                                               37,180

Commercial Banks - 5.4%
       6,000   Associated Banc-Corp                                                                 221,280
       3,500   Compass Bancshares, Inc                                                              122,255
       6,000   Greater Bay Bancorp                                                                  122,520
       7,000   Marshall & Ilsley Corp                                                               214,060
       8,300   Mercantile Bankshares Corp                                                           326,854
       7,000   SouthTrust Corp                                                                      190,400
                                                                                                  1,197,369

Commercial Services - Finance - 1.2%
       5,000   Moody's Corp                                                                         263,550

Computer Services - 0.5%
       7,000   Ceridian Corp.*                                                                      118,790

Computers - 0.4%
       5,000   Apple Computer, Inc.*                                                                 95,600

Computers - Memory Devices - 1.2%
      12,000   Advanced Digital Information Corp.*                                                  119,880
      35,000   Silicon Storage Technology, Inc.*                                                    146,650

                                                                                                    266,530

Computers - Peripheral Equipment - 0.2%
       8,000   InFocus Corp.*                                                                        37,760

Consumer Products - Miscellaneous - 0.7%
       7,500   American Greetings Corp.*                                                            147,300

Containers - Paper and Plastic - 0.9%
      11,000   Packaging Corporation of America*                                                    202,730

Distribution and Wholesale - 2.0%
      10,000   Genuine Parts Co                                                                     320,100
       5,000   Tech Data Corp.*                                                                     133,550

                                                                                                    453,650

Diversified Operations - 3.0%
      15,300   Cendant Corp.*                                                              $        280,296
       6,000   Federal Signal Corp                                                                  105,420
       3,500   Harsco Corp                                                                          126,175
       3,560   SPX Corp.*                                                                           156,854

                                                                                                    668,745

Electronic Components - Miscellaneous - 0.3%
       5,500   Vishay Intertechnology, Inc.*                                                         72,600

Electronic Components - Semiconductors - 0.9%
      12,000   Adaptec, Inc.*                                                                        93,360
       8,000   Fairchild Semiconductor International, Inc.
                  -   Class A*                                                                      102,320

                                                                                                    195,680

Electronic Design Automation - 1.7%
      18,000   Cadence Design Systems, Inc.*                                                        217,080
       2,500   Synopsys, Inc.*                                                                      154,625

                                                                                                    371,705

Engineering - Research and Development - 0.8%
       5,000   Fluor Corp                                                                           168,200

Enterprise Software/Services - 0.5%
      15,100   Informatica Corp.*                                                                   104,341

Entertainment Software - 1.0%
      17,000   Activision, Inc.*                                                                    219,640

Fiduciary Banks - 0.7%
       5,000   Wilmington Trust Corp                                                                146,750

Finance - Commercial - 1.3%
      12,000   CIT Group, Inc                                                                       295,800

Finance - Consumer Loans - 0.6%
       3,600   SLM Corp.*                                                                           141,012

Finance - Credit Card - 0.5%
       2,695   American Express Co                                                                  112,678

Finance - Investment Bankers/Brokers - 0.9%
       3,000   A.G. Edwards, Inc                                                                    102,600
       2,416   Citigroup, Inc                                                                       103,405

                                                                                                    206,005

Finance - Mortgage Loan/Banker - 1.4%
       3,000   Fannie Mae                                                                           202,320
       2,300   Freddie Mac                                                                          116,771

                                                                                                    319,091

Food - Diversified - 0.5%
       3,500   H.J. Heinz & Co                                                                      115,430

Food - Meat Products - 0.9%
       8,000   Hormel Foods Corp                                                                    189,600

Food - Wholesale/Distribution - 1.6%
       5,500   Fresh Del Monte Produce, Inc.                                                        141,295
      10,000   Supervalu, Inc                                                                       213,200

                                                                                                    354,495

Forestry - 0.6%
       5,000   Plum Creek Timber Company, Inc                                                       129,750

Health Care Cost Containment - 1.4%
       9,000   McKesson Corp                                                                        321,660

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Home Furnishings - 2.1%
      10,300   Furniture Brands International, Inc.*                                       $        268,830
       8,500   La-Z-Boy, Inc                                                                        190,230

                                                                                                    459,060

Hospital Beds and Equipment - 0.5%
       2,200   Hillenbrand Industries, Inc.                                                         110,990

Hotels and Motels - 0.5%
       5,000   Fairmont Hotels & Resorts, Inc.
                 (New York Shares)                                                                  117,000

Instruments - Controls - 0.7%
       4,000   Mettler-Toledo International, Inc.*                                                  146,600

Internet Security - 0.5%
      22,200   SonicWALL, Inc.*                                                                     106,560

Internet Telephony - 0.3%
      39,000   Openwave Systems, Inc.*                                                               76,050

Investment Management and Advisory Services - 0.7%
       6,000   Waddell & Reed Financial, Inc. - Class A                                             154,020

Life and Health Insurance - 1.4%
       9,000   Lincoln National Corp                                                                320,670

Machinery - Construction and Mining - 1.1%
      16,000   Joy Global, Inc.*                                                                    236,320

Medical - Biomedical and Genetic - 0.7%
       4,700   Charles River Laboratories International, Inc.*                                      151,246

Medical - HMO - 0.8%
      12,000   Humana, Inc*                                                                         181,200

Medical - Hospitals - 0.7%
       3,100   LifePoint Hospitals, Inc.*                                                            64,914
       8,500   Province Healthcare Co.*                                                              94,095

                                                                                                    159,009

Medical - Nursing Home - 1.0%
       9,000   Manor Care, Inc.*                                                                    225,090

Medical Information Systems - 0.3%
       3,980   IMS Health, Inc                                                                       71,600

Medical Labs and Testing Services - 1.2%
       8,800   Laboratory Corporation of America Holdings*                                          265,320

Medical Products - 0.6%
       4,000   Invacare Corp                                                                        132,000

Multi-Line Insurance - 1.7%
       3,400   Cincinnati Financial Corp.                                                           126,106
       7,000   Old Republic International Corp.                                                     239,890

                                                                                                    365,996

Non-Hazardous Waste Disposal - 1.8%
      17,000   Allied Waste Industries, Inc.*                                                       170,850
      10,000   Republic Services, Inc.*                                                             226,700

                                                                                                    397,550

Oil - Field Services - 2.3%
       5,800   Cal Dive International, Inc.*                                                        126,440
      14,000   Key Energy Services, Inc.*                                                           150,080
       8,000   Tidewater, Inc                                                                       234,960

                                                                                                    511,480

Oil and Gas Drilling - 1.3%
       8,800   Global Santa Fe Corp                                                                 205,392
       2,100   Precision Drilling Corp.*                                                             79,296

                                                                                                    284,688

Oil Companies - Exploration and Production - 6.7%
       5,000   Apache Corp                                                                 $        325,300
       4,400   EOG Resources, Inc                                                                   184,096
      10,000   Forest Oil Corp.*                                                                    251,200
       1,700   Kerr-McGee Corp                                                                       76,160
       5,000   Newfield Exploration Co.*                                                            187,750
       6,500   Noble Energy, Inc                                                                    245,700
       7,800   Tom Brown, Inc.*                                                                     216,762

                                                                                                  1,486,968

Paper and Related Products - 1.6%
       6,750   Rayonier, Inc                                                                        222,750
       3,000   Temple-Inland, Inc                                                                   128,730

                                                                                                    351,480

Pharmacy Services - 1.1%
       7,000   Omnicare, Inc                                                                        236,530

Pipelines - 1.1%
       6,844   Kinder Morgan Management LLC*                                                        256,376

Property and Casualty Insurance - 0.8%
       4,000   Mercury General Corp                                                                 182,600

Publishing - Periodicals - 1.1%
      18,000   Reader's Digest Association, Inc                                                     242,640

Real Estate Investment Trusts (REIT) - Apartments - 1.6%
       5,000   Avalonbay Communities, Inc                                                           213,200
       4,000   Home Properties of New York, Inc                                                     140,960

                                                                                                    354,160

Real Estate Investment Trusts (REIT) - Diversified - 0.7%
       2,400   Liberty Property Trust                                                                83,040
       1,500   Vornado Realty Trust                                                                  65,400

                                                                                                    148,440

Real Estate Investment Trusts (REIT) -
Warehouse and Industrial - 1.1%
       7,820   First Industrial Realty Trust, Inc                                                   247,112

Reinsurance - 4.9%
         345   Berkshire Hathaway, Inc. - Class B*                                                  838,350
       1,200   Everest Re Group, Ltd                                                                 91,800
       5,000   IPC Holdings, Ltd                                                                    167,500

                                                                                                  1,097,650

Resorts and Theme Parks - 0.3%
      10,000   Six Flags, Inc.*                                                                      67,800

Retail - Apparel and Shoe - 1.2%
      15,000   Foot Locker, Inc                                                                     198,750
       2,500   Talbots, Inc                                                                          73,625

                                                                                                    272,375

Retail - Drug Store - 1.2%
       9,800   CVS Corp                                                                             274,694

Retail - Regional Department Stores - 0.6%
       3,500   Federated Department Stores, Inc                                                     128,975

Retail - Restaurants - 0.9%
       6,900   Wendy's International, Inc                                                           199,893

Retail - Toy Store - 1.2%
      21,400   Toys "R" Us, Inc.*                                                                   259,368

Retail - Video Rental - 0.4%
       5,000   Blockbuster, Inc. - Class A                                                           84,250

Rubber - Tires - 0.5%
       7,000   Cooper Tire & Rubber Co                                                              123,130

 See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Savings/Loan/Thrifts - 1.3%
       4,320   Astoria Financial Corp                                                      $        120,658
      12,000   Brookline Bancorp, Inc                                                               168,000

                                                                                                    288,658

Semiconductor Equipment - 0.4%
      13,700   Asyst Technologies, Inc.*                                                             91,653

Steel - Producers - 1.5%
       2,000   Nucor Corp                                                                            97,700
      17,960   Steel Dynamics, Inc.*                                                                246,052

                                                                                                    343,752

Super-Regional Banks - 0.4%
       2,000   PNC Bank Corp                                                                         97,620

Telecommunication Equipment - 1.1%
      12,500   Advanced Fibre Communications, Inc.*                                                 203,375
       3,600   Newport Corp.*                                                                        53,280

                                                                                                    256,655

Telephone - Integrated - 0.4%
       1,600   Telephone and Data Systems, Inc.                                                      79,520

Textile-Home Furnishings - 1.0%
       3,995   Mohawk Industries, Inc.*                                                             221,842

Toys - 0.5%
       5,750   Mattel, Inc                                                                          108,790

Transportation - Air Freight - 0.8%
       6,900   CNF, Inc                                                                             175,122

Transportation - Marine - 0.6%
       3,000   Teekay Shipping Corp. - (New York Shares)                                            128,700

Transportation - Railroad - 0.5%
       9,400   Kansas City Southern*                                                                113,082

Transportation - Truck - 0.9%
       7,600   USF Corp                                                                             204,972

Wireless Equipment - 0.4%
      29,100   Stratex Networks, Inc.*                                                               93,120
-----------------------------------------------------------------------------------------------------------
Total Common Stock (cost $19,657,943)                                                            21,608,955
-----------------------------------------------------------------------------------------------------------

Repurchase Agreement - 3.6%
   $ 800,000   ABN AMRO Bank N.V., 1.25%
                 dated 6/30/03, maturing 7/1/03
                 to be repurchased at $800,028
                 collateralized by $78,089
                 in Collateralized Mortgage Obligations
                 4.848%, 10/25/32, AAA
                 $1,187,460 in U.S. Government Agencies
                 0%-7.50%, 8/16/06-1/1/33
                 $196,278 in U.S. Treasury Bills
                 0%, 11/15/10-5/15/14; with respective
                 values of $72,045, $604,424
                 and $139,531 (cost $800,000)                                                       800,000
-----------------------------------------------------------------------------------------------------------
Total Investments (total cost $20,457,943) - 100.8%                                              22,408,955
-----------------------------------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.8)%                                    (163,038)
-----------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                               $22,245,917
-----------------------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2003

COUNTRY          % OF INVESTMENT SECURITIES           MARKET VALUE
--------------------------------------------------------------------
Bahamas                                 0.6%        $       128,700
Bermuda                                 1.9%                416,600
Canada                                  2.0%                445,195
Cayman Islands                          1.5%                346,687
Ireland                                 0.3%                 64,090
United States++                        93.7%             21,007,683
--------------------------------------------------------------------
Total                                 100.0%        $    22,408,955

++Includes Short-Term Securities (90.2% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN SMALL CAP VALUE PORTFOLIO          MANAGED BY BAY ISLE FINANCIAL LLC

[PHOTO OF JAKOB HOLM]
Jakob Holm
portfolio manager

[PHOTO OF WILLIAM SCHAFF]
William Schaff
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 16.70% for its Service Shares, while its benchmark, the Russell 2000 Value Index, returned 16.49%.(1)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02%, the broad-based Standard & Poor's 500(R) Index adding 11.75%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months. Treasury yields generally fell as prices rose, causing the yield curve to shift down and steepen somewhat. The decline in short-term rates was aided by a 0.25% cut in the Federal Funds rate at the end of the period.

Despite these solid gains most stocks struggled at the start of the year amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, providing little in the way of clarity about the future direction of the economy as a whole. Meanwhile, the housing market remained robust, but unemployment inched higher as job growth remained elusive.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Our position in Zomax Optical Media, a provider of process management services to producers of multimedia products, proved to be our biggest detractor during the period. Software company webMethods also worked against us, as did DuPont Photomasks, a maker of microimaging and design tools for semiconductor manufacturers. Other disappointments included Tecumseh Products, which manufactures compressors, small engines and electrical components, and radio frequency integrated circuit maker RF Micro Devices.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
Our leading performer was Nara Bancorp, a full-service bank catering to the Korean-American community. Scientific Atlanta, which provides end-to-end networks for cable companies, also gained and supported our results. Another strong contributor was Marvell Technology Group, a maker of semiconductors for broadband and storage applications. Boston Communications Group, which supplies subscriber management services to the wireless industry, and Lam Research Corporation, a manufacturer of semiconductor processing equipment, rounded out our list of top performers.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE
PERFORMANCE?
The financials and information technology groups were our biggest positive contributors on an absolute basis. While no sector detracted from the Portfolio's absolute results, the consumer staples and utilities groups contributed only slight gains and were therefore among our weaker performers.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?
The Portfolio got its biggest boost from strong stock selection in the industrials sector, a group in which we were underweight, and energy, where an overweight position provided added support. On the downside, healthcare, an area in which we were underweight compared to our benchmark, hurt our relative results. Also weighing down relative performance was the financials category, where we carried an above-benchmark weighting. Despite it being our best-performing group on an absolute basis, a number of individual disappointments hindered relative results.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?
Although we believe the economic picture is brightening, challenges remain. The possibility of widespread deflation is real, though the Federal Reserve has vowed to do everything in its power to avoid following in Japan's footsteps. Oil prices have stubbornly stayed around $30 per barrel, and natural gas prices are also at high levels. What continues is the challenge of finding cheap stocks that fit our investment philosophy. Small-cap stocks have performed well this year and many stocks are trading at valuations that are high relative to historic norms. While low interest rates are providing some justification for higher valuations, euphoria, as we are currently experiencing, seldom leads to sustainable valuations. We believe owning a portfolio of cheap stocks with below-average risk characteristics will continue to stand us in good stead.

AVERAGE ANNUAL TOTAL RETURN - for the period ended June 30, 2003

                                                         SINCE
                                                       INCEPTION*
-------------------------------------------------------------------
Janus Aspen Small Cap Value
Portfolio - Service Shares                               16.70%
-------------------------------------------------------------------
Russell 2000 Value Index                                 16.49%

PORTFOLIO STRATEGY

Primarily invests in common stocks of small-sized companies whose stock prices are believed to be undervalued.

PORTFOLIO ASSET MIX - (% of Net Assets)

[CHART]

Cash and Cash Equivalents--   2.5%

Common Stock-- Domestic--    97.5%

Number of Stocks:  90
Top 10 Equities: 17.3%

TOP 10 EQUITY HOLDINGS - (% of Net Assets)

                                           JUNE 30, 2003
Nara Bancorp, Inc.                                   1.9%
Simmons First National Corp. - Class A               1.9%
Applied Industrial Technologies, Inc.                1.8%
American States Water Co.                            1.8%
Barnes & Noble, Inc.                                 1.7%
First of Long Island Corp.                           1.7%
Cabot Corp.                                          1.7%
Kronos, Inc.                                         1.7%
Regency Centers Corp.                                1.6%
Sybase, Inc.                                         1.5%

[CHART]

TOP INDUSTRIES - Portfolio vs. Index (% of Net Assets)

- JANUS ASPEN SMALL CAP VALUE PORTFOLIO
Commercial Banks                                           21.8%
Savings/Loan/Thrifts                                        5.4%
Chemicals -- Specialty                                      3.1%
Enterprise Software/Services                                2.8%
Machinery -- General Industrial                             2.7%
Food -- Retail                                              2.7%
Pipelines                                                   2.2%
Real Estate Investment Trusts (REIT) -- Office Property     2.0%
Semiconductor Equipment                                     1.9%
Water                                                       1.8%
* RUSSELL 2000 VALUE INDEX

(1) All returns include reinvested dividends and capital gains.

*December 31, 2002.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Portfolios that emphasize investments in smaller companies may experience greater price volatility. This Portfolio is designed for long-term investors who can accept the special risks associated with value investing.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

A portfolio's performance for very short time periods may not be indicative of future performance.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total return would have been lower.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Common Stock - 97.5%
Agricultural Operations - 1.3%
         368   Delta & Pine Land Co                                                        $          8,089

Apparel Manufacturers - 1.4%
         696   Nautica Enterprises, Inc.*                                                             8,930

Building and Construction - Miscellaneous - 1.2%
         477   Dycom Industries, Inc.*                                                                7,775

Building Products - Lighting Fixtures - 1.0%
         177   Genlyte Group, Inc.*                                                                   6,190

Business to Business - E-Commerce - 0.7%
         550   webMethods, Inc.*                                                                      4,471

Capacitators - 0.6%
         356   KEMET Corp.*                                                                           3,596

Chemicals - Specialty - 3.1%
         367   Cabot Corp                                                                            10,533
         531   Symyx Technologies, Inc.*                                                              8,666

                                                                                                     19,199

Collectibles - 1.4%
         504   RC2 Corp.*                                                                             8,573

Commercial Banks - 21.8%
         267   1st Source Corp                                                                        4,955
         164   BancFirst Corp                                                                         8,505
         163   BancorpSouth, Inc                                                                      3,398
         349   Bank of Granite Corp                                                                   5,950
         273   Camden National Corp                                                                   7,507
         248   CCBT Financial Companies, Inc                                                          5,925
         209   Community Bank System, Inc                                                             7,942
          64   First Citizens BancShares - Class A                                                    6,454
         519   First Commonwealth Financial Corp                                                      6,726
         144   First Financial Corp                                                                   7,618
         264   First of Long Island Corp                                                             10,534
         638   Nara Bancorp, Inc                                                                     12,122
         209   Omega Financial Corp                                                                   7,148
         143   Peoples Bancorp, Inc                                                                   3,614
         152   Silicon Valley Bancshares*                                                             3,619
         582   Simmons First National Corp. - Class A                                                11,646
         309   TriCo Bancshares                                                                       7,858
         149   UMB Financial Corp                                                                     6,318
         340   Washington Trust Bancorp, Inc                                                          7,817

                                                                                                    135,656

Commercial Services - 0.5%
         267   Plexus Corp.*                                                                          3,079

Computers - Integrated Systems - 1.7%
         204   Kronos, Inc.*                                                                         10,365

Data Processing and Management - 1.6%
         153   American Management Systems, Inc.*                                                     2,185
         385   Documentum, Inc.*                                                                      7,573

                                                                                                      9,758

Decision Support Software - 0.5%
         187   NetIQ Corp.*                                                                           2,891

Distribution and Wholesale - 1.5%
         257   United Stationers, Inc.*                                                               9,296

Electric - Integrated - 0.8%
         193   Otter Tail Corp                                                                        5,207

Electronic Components - Semiconductors - 1.1%
         374   Zoran Corp.*                                                                           7,185

Enterprise Software/Services - 2.8%
         224   Hyperion Solutions Corp.*                                                   $          7,562
         688   Sybase, Inc.*                                                                          9,570

                                                                                                     17,132

Entertainment Software - 1.0%
         229   Take-Two Interactive Software, Inc.*                                                   6,490

Food - Diversified - 1.0%
         192   J & J Snack Foods Corp.*                                                               6,073

Food - Retail - 2.7%
         599   Ruddick Corp                                                                           9,416
         229   Weis Markets, Inc                                                                      7,104

                                                                                                     16,520

Gas - Distribution - 1.1%
         140   Atmos Energy Corp                                                                      3,472
          92   Piedmont Natural Gas Company, Inc                                                      3,570

                                                                                                      7,042

Human Resources - 1.0%
         853   Spherion Corp.*                                                                        5,928

Machinery - General Industrial - 2.7%
         527   Applied Industrial Technologies, Inc                                                  11,120
         379   Stewart & Stevenson Services, Inc                                                      5,969

                                                                                                     17,089

Machinery - Pumps - 0.8%
         129   Tecumseh Products Co. - Class A                                                        4,942

Medical - HMO - 1.3%
         213   Amerigroup Corp.*                                                                      7,924

Medical Instruments - 1.0%
         206   Datascope Corp                                                                         6,083

Medical Products - 1.4%
         246   Cooper Companies, Inc                                                                  8,553

Metal Processors and Fabricators - 0.9%
         319   CIRCOR International, Inc                                                              5,688

Networking Products - 1.0%
       1,210   Extreme Networks, Inc.*                                                                6,413

Non-Ferrous Metals - 1.4%
         799   RTI International Metals, Inc.*                                                        8,653

Office Furnishings - 1.1%
         227   HON Industries, Inc                                                                    6,923

Oil - Field Services - 1.1%
         233   Tetra Technologies, Inc.*                                                              6,908

Oil and Gas Drilling - 0.6%
         149   Atwood Oceanics, Inc.*                                                                 4,045

Oil Field Machinery and Equipment - 1.2%
         408   Maverick Tube Corp.*                                                                   7,813

Pipelines - 2.2%
         158   Gulfterra Energy Partners L.P.                                                         5,931
         105   TEPPCO Partners L.P                                                                    3,843
          87   Williams Energy Partners L.P.                                                          4,120

                                                                                                     13,894

Printing - Commercial - 1.5%
         728   Bowne & Company, Inc                                                                   9,486

Real Estate Investment Trusts (REIT) - Apartments - 0.4%
          68   Home Properties of New York, Inc                                                       2,396

Real Estate Investment Trusts (REIT) - Health Care - 0.5%
         163   National Health Investors, Inc.                                                        3,006

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REIT) -
Manufactured Homes - 1.1%
         190   Manufactured Home Communities, Inc                                          $          6,671

Real Estate Investment Trusts (REIT) - Office Property - 2.0%
         140   Alexandria Real Estate Equities, Inc                                                   6,300
         228   Cousins Properties, Inc                                                                6,361

                                                                                                     12,661

Real Estate Investment Trusts (REIT) - Outlet Centers - 0.8%
         121   Chelsea Property Group, Inc                                                            4,877

Real Estate Investment Trusts (REIT) - Shopping Centers - 1.6%
         279   Regency Centers Corp                                                                   9,759

Real Estate Investment Trusts (REIT) - Storage - 0.7%
         134   Shurgard Storage Centers, Inc                                                          4,433

Real Estate Investment Trusts (REIT) -
Warehouse and Industrial - 0.7%
         150   AMB Property Corp                                                                      4,225

Retail - Automobile - 1.2%
         226   Group 1 Automotive, Inc.*                                                              7,325

Retail - Bookstore - 1.7%
         472   Barnes & Noble, Inc.*                                                                 10,880

Retail - Jewelry - 1.5%
         234   Zale Corp.*                                                                            9,360

Retail - Mail Order - 1.1%
         344   Brookstone, Inc.*                                                                      6,966

Retail - Video Rental - 1.3%
         437   Movie Gallery, Inc.*                                                                   8,063

Savings/Loan/Thrifts - 5.4%
         218   First Defiance Financial Corp                                                          4,325
         247   FirstFed Financial Corp.*                                                              8,717
         261   Parkvale Financial Corp                                                                6,415
         194   Provident Financial Holdings, Inc                                                      5,692
         228   WSFS Financial Corp                                                                    8,755

                                                                                                     33,904

Semiconductor Equipment - 1.9%
         238   DuPont Photomasks, Inc.*                                                    $          4,482
         394   Lam Research Corp.*                                                                    7,175

                                                                                                     11,657

Telecommunication Equipment - Fiber Optics - 1.1%
       3,925   Optical Communication Products, Inc.*                                                  7,065

Telecommunication Services - 1.2%
         864   Lightbridge, Inc.*                                                                     7,569

Telephone - Integrated - 0.8%
         212   Golden Telecom, Inc.*                                                                  4,679

Tobacco - 1.1%
         161   Universal Corp                                                                         6,810
Toys - 1.0%
         475   Jakks Pacific, Inc.*                                                                   6,313

Water - 1.8%
         400   American States Water Co                                                              10,920

Wireless Equipment - 0.6%
         570   RF Micro Devices, Inc.*                                                                3,431
-----------------------------------------------------------------------------------------------------------
Total Common Stock (cost $531,790)                                                                  606,829
-----------------------------------------------------------------------------------------------------------
Total Investments (total cost $531,790) - 97.5%                                                     606,829
-----------------------------------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.5%                                        15,856
-----------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                          $        622,685
-----------------------------------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN FLEXIBLE INCOME PORTFOLIO

[PHOTO OF RONALD SPEAKER]
RONALD SPEAKER
PORTFOLIO MANAGER

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 5.73% for its Institutional Shares and 5.66% for its Service Shares, while its benchmark, Ronald Speaker the Lehman Brothers Government/ portfolio manager Credit Index, gained 5.23%.(1) For the 12-month period ended June 30, 2003, the Portfolio's Institutional Shares earned a top-decile position, ranking 3rd out of 35 variable annuity intermediate investment grade debt funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

During the period, the Lehman Brothers Government/Credit Index gained 5.23% and the Lehman Brothers High Yield Bond Index gained 18.49%. Treasury yields generally fell as prices rose, causing the yield curve to shift down and steepen somewhat. The decline in short-term rates was aided by a 0.25% cut in the Federal Funds Rate near period-end. Meanwhile, credit spreads tightened even while economic data continued to provide a mixed picture of the overall economy. Consumer confidence, as tracked by the Conference Board, logged its biggest jump in more than 10 years in April after hitting a nine-year low in March, yet fell again in May. Meanwhile, after declining in March and April, the Institute for Supply Management's manufacturing index rose in May - its biggest gain since December 2002 - indicating an increase in order backlogs for the first time in a year.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE PRICE IMPACT ON PERFORMANCE?
Individual disappointments included senior unsecured notes issued by El Paso Corp., a natural gas gathering and transportation company. The notes carry a coupon of 7.875%, are due on 6/15/2012 and were issued under SEC Rule 144A. Standard and Poor's, a bond rating agency, currently rates these bonds as B, or sub-investment grade. Meanwhile, our 6.70% Ford Motor Credit notes due 7/16/04 also detracted from performance. These bonds are rated BBB by Standard and Poor's. Ford Motor Credit provides loans to auto dealers and vehicle leasing companies worldwide.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE PRICE IMPACT ON PERFORMANCE?
Top individual performers included our position in cable operator Comcast. These bonds, which pay a coupon of 6.75% and are due on 1/30/11, are rated BBB by Standard and Poor's. Our position in Time Warner Inc.'s 9.15% debentures, due 2/1/23, also performed well. These bonds are rated BBB+ by Standard and Poor's.

Q. WHICH SECTORS HAD THE GREATEST PRICE IMPACT ON THE PORTFOLIO'S RELATIVE PERFORMANCE?
As a group, our industrial bonds provided the biggest boost to relative performance. Our average exposure to the sector was much larger than that of our benchmark, the Lehman Brothers Government/Credit Index. Our Treasury positions also contributed to absolute performance, however, our gains in this group were more modest than those offered by other sectors. This made Treasuries one of our weaker performing sectors on a relative basis, yet, as a percentage, we have an underweight position in Treasuries. We carried an average exposure of more than 19% to the Treasury market, just over half the average weighting of our benchmark. Meanwhile, our agency positions also detracted from performance. Although we carried a modest underweight position in agency securities, our agency issues under-performed those included in the benchmark.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?
Above all, we are confident in the all-weather appeal of bonds. Market volatility has reminded investors of the importance of diversification and the vital role bonds can play in even the most aggressive of portfolios. Furthermore, we will continue to rely on our ongoing research, fresh insights and nimble investment strategy to attempt to deliver on our goal of creating dependable returns for our investors - whatever the future may hold.

AVERAGE ANNUAL TOTAL RETURN - for the periods ended June 30, 2003

              JANUS ASPEN FLEXIBLE
                INCOME PORTFOLIO -     LEHMAN BROTHERS GOVERNMENT/
              INSTITUTIONAL SHARES                    CREDIT INDEX
 9/13/1993                   10000                           10000
12/31/1993                10070.00                        10005.08
 3/31/1994                10039.70                         9691.79
 6/30/1994                 9988.99                         9571.27
 9/30/1994                10060.41                         9618.65
12/31/1994                 9978.78                         9654.04
 3/31/1995                10515.61                        10135.08
 6/30/1995                11221.47                        10792.75
 9/30/1995                11730.55                        10999.29
12/31/1995                12359.66                        11511.71
 3/31/1996                12226.16                        11242.39
 6/30/1996                12484.11                        11295.25
 9/30/1996                12926.64                        11494.53
12/31/1996                13495.83                        11845.87
 3/31/1997                13579.88                        11743.71
 6/30/1997                14083.22                        12171.00
 9/30/1997                14620.08                        12597.55
12/31/1997                15082.99                        13001.74
 3/31/1998                15595.17                        13198.81
 6/30/1998                15923.59                        13544.08
 9/30/1998                16323.01                        14214.92
12/31/1998                16456.48                        14233.43
 3/31/1999                   16552                         14063.2
 6/30/1999                16352.36                        13909.08
 9/30/1999                16366.51                        13984.44
12/31/1999                16720.65                        13927.58
 6/30/2000                16926.03                        14509.74
 9/30/2000                17248.06                        14926.36
12/31/2000                17766.38                        15578.25
03/31/2001                18308.98                        16076.46
06/30/2001                18261.13                        16124.73
 7/31/2001                                                16526.55
09/30/2001                19074.51                        16892.69
12/31/2001                19141.11                        16902.76
01/31/2002                                                17026.98
03/31/2002                19075.45                        16823.10
06/30/2002                19748.08                        17454.41
07/31/2002                                                17664.65
12/31/2002                21146.42                        18768.11
03/31/2003                21576.23                        19076.96
06/30/2003                22357.15                        19749.43

                                       FISCAL        ONE         FIVE         SINCE
                                    YEAR-TO-DATE     YEAR        YEAR       INCEPTION*
--------------------------------------------------------------------------------------
Janus Aspen Flexible
Income Portfolio -
Institutional Shares                   5.73%        13.21%       7.02%        8.56%
--------------------------------------------------------------------------------------
Janus Aspen Flexible
Income Portfolio -
Service Shares                         5.66%        13.00%       6.76%        8.38%
--------------------------------------------------------------------------------------
Lehman Brothers Gov-
ernment/Credit Index                   5.23%        13.15%       7.84%        7.19%

PORTFOLIO STRATEGY

To seek maximum total return, consistent with preservation of capital primarily through investments in a wide variety of income-producing securities. Such securities may include corporate bonds and notes, government securities and preferred stock.

PORTFOLIO ASSET MIX - (% of Net Assets)

[CHART]

Preferred Stock --                     0.1%

Cash and Cash Equivalents --           3.0%

Foreign Dollar/Non-Dollar Bonds --     7.2%

U.S. Government Agencies --           14.3%

U.S. Treasury Notes/Bonds --          14.5%

Corporate Bonds --                    60.9%

PORTFOLIO PROFILE

                                           JUNE 30, 2003      DECEMBER 31, 2002
Weighted Average Maturity                       7.7 Yrs.               7.8 Yrs.
Average Modified Duration**                     5.5 Yrs.               5.4 Yrs.
30-Day Current Yield***
Institutional Shares                                3.38%                  4.09%
Service Shares                                      3.10%                  3.82%
Weighted Average Fixed Income
Credit Rating                                          A                      A
Number of Bonds/Notes                                235                    173

[CHART]

TOP INDUSTRIES - (% of Net Assets)

- JANUS ASPEN FLEXIBLE INCOME PORTFOLIO
Cable Television                    5.6%
Electric -- Integrated              4.9%
Foreign Government                  4.0%
Multimedia                          3.2%
Food -- Diversified                 2.3%
Medical -- Hospitals                2.3%
Finance -- Auto Loans               2.0%
Property and Casualty Insurance     2.0%
Life and Health Insurance           2.0%
Oil Companies -- Integrated         1.9%

(1) All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2003, Lipper ranked Janus Aspen Flexible Income Portfolio - Institutional Shares 7th out of 17 variable annuity intermediate investment grade debt funds for the 5-year period.

  *The Portfolio's inception date -9/13/93.
 **A theoretical  measure of price volatility.
***Yield will fluctuate.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Returns shown for Service Shares for periods prior to their inception (12/31/99) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Effective 5/1/03, Janus Aspen Flexible Income Portfolio changed its investment policies to invest at least 65% of its assets in investment grade debt securities and maintain a dollar-weighted average portfolio maturity of five to ten years and to limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. Lehman Brothers High Yield Bond Index is compesed of fixed-rate, publicly issued, noninvestment grade debt. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Corporate Bonds - 65.4%
Aerospace and Defense - 0.6%
$  4,000,000   Raytheon Co., 6.50%
                notes, due 7/15/05                                                         $      4,348,276

Automotive - Cars and Light Trucks - 0.4%
   3,100,000   Daimlerchrysler North America Holding
                Corp., 4.05%, company guaranteed notes
                due 6/4/08                                                                        3,069,973

Automotive - Truck Parts and Equipment - Original - 0.2%
   1,300,000   TRW Automotive, Inc., 10.125%
                senior notes, due 2/15/13 (144A)                                                  1,560,024

Beverages - Non-Alcoholic - 1.1%
               Coca-Cola Enterprises, Inc.:
   3,700,000    4.375%, notes, due 9/15/09                                                        3,937,647
   1,215,000    6.125%, notes, due 8/15/11                                                        1,394,195
   1,850,000    7.125%, debentures, due 8/1/17                                                    2,350,051

                                                                                                  7,681,893

Beverages - Wine and Spirits - 0.3%
   1,900,000   Brown-Forman Corp., 2.125%
                notes, due 3/15/06                                                                1,907,068

Brewery - 0.7%
   1,275,000   Anheuser-Busch Companies, Inc., 5.95%
                debentures, due 1/15/33                                                           1,397,978
   3,045,000   Coors Brewing Co., 6.375%
                company guaranteed notes, due 5/15/12                                             3,494,439

                                                                                                  4,892,417

Broadcast Services and Programming - 0.3%
     425,000   Clear Channel Communications, Inc., 6.00%
                notes, due 11/1/06                                                                  465,384
   1,550,000   XM Satellite Radio Holdings, Inc., 12.00%
                secured notes, due 6/15/10 (144A)                                                 1,519,000

                                                                                                  1,984,384

Building - Residential and Commercial - 0.4%
   1,850,000   Pulte Homes, Inc., 6.25%
                notes, due 2/15/13                                                                2,052,336
     875,000   Toll Brothers, Inc., 6.875%
                notes, due 11/15/12 (144A)                                                        1,002,792

                                                                                                  3,055,128

Building Products - Cement and Aggregate - 0.2%
   1,300,000   Hanson Australia Funding, Ltd., 5.25%
                company guaranteed notes, due 3/15/13                                             1,331,671

Cable Television - 5.6%
               British Sky Broadcasting Group PLC:
$  1,775,000    7.30%, company guaranteed notes
                due 10/15/06                                                               $      1,988,000
   8,000,000    6.875%, company guaranteed notes
                due 2/23/09                                                                       9,040,000
   3,500,000   Comcast Cable Communications, Inc.
                6.375%, notes, due 1/30/06                                                        3,819,347
               Comcast Corp:
   2,300,000    5.85%, notes, due 1/15/10                                                         2,530,685
   3,250,000    5.50%, notes, due 3/15/11                                                         3,474,559
   2,325,000    5.30%, notes, due 1/15/14                                                         2,391,128
   1,175,000    7.05%, bonds, due 3/15/33                                                         1,305,011
               Cox Communications, Inc.:
   4,000,000    6.875%, notes, due 6/15/05                                                        4,364,992
     375,000    7.125%, notes, due 10/1/12                                                          447,800
   2,500,000   EchoStar DBS Corp., 9.125%
                senior notes, due 1/15/09                                                         2,793,750
     900,000   Rogers Cable, Inc., 6.25%
                notes, due 6/15/13 (144A)                                                           897,750
   5,000,000   TCI Communications, Inc., 7.875%
                notes, due 8/1/13                                                                 6,056,085

                                                                                                 39,109,107

Cellular Telecommunications - 0.2%
   1,575,000   Nextel Communications, Inc., 9.375%
                senior notes, due 11/15/09                                                        1,691,156

Commercial Banks - 1.1%
     625,000   Citizens Banking Corp., 5.75%
                subordinated notes, due 2/1/13 (144A)                                               630,733
     698,000   Hudson United Bancorp, Inc., 8.20%
                subordinated debentures, due 9/15/06                                                793,380
   1,925,000   Sovereign Bank, 5.125%
                notes, due 3/15/13                                                                1,988,009
   4,000,000   US Bancorp, 2.75%
                senior notes, due 3/30/06                                                         4,082,312

                                                                                                  7,494,434

Commercial Services - 0.9%
               ARAMARK Services, Inc.:
   1,830,000    7.00%, company guaranteed notes
                due 5/1/07                                                                        2,037,447
   1,475,000    6.375%, company guaranteed notes
                due 2/15/08                                                                       1,621,261
   2,425,000   PHH Corp., 6.00%
                notes, due 3/1/08                                                                 2,607,350

                                                                                                  6,266,058

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Computer Services - 0.2%
$  1,500,000   Electronic Data Systems Corp., 6.00%
                notes, due 8/1/13 (144A)                                                   $      1,462,350

Computers - 1.4%
   3,350,000   Apple Computer, Inc., 6.50%
                notes, due 2/15/04                                                                3,425,375
               IBM Corp.:
   1,775,000    4.25%, notes, due 9/15/09                                                         1,876,629
   1,800,000    4.75%, notes, due 11/29/12                                                        1,891,921
   2,150,000    5.875%, bonds, due 11/29/32                                                       2,306,165

                                                                                                  9,500,090

Consumer Products - Miscellaneous - 0.9%
               Dial Corp.:
   3,850,000    7.00%, senior notes, due 8/15/06                                                  4,354,920
   2,000,000    6.50%, senior notes, due 9/15/08                                                  2,249,728

                                                                                                  6,604,648

Containers - Metal and Glass - 0.8%
     850,000   Ball Corp., 6.875%
                company guaranteed senior notes
                due 12/15/12                                                                        901,000
               Owens-Brockway Glass Container, Inc.:
   1,265,000    8.875%, company guaranteed notes
                 due 2/15/09                                                                      1,372,525
     775,000    7.75%, secured notes, due 5/15/11 (144A)                                            819,562
   1,250,000    8.75%, secured senior notes, due 11/15/12                                         1,356,250
     900,000   Owens-Illinois, Inc., 7.15%
                 senior notes, due 5/15/05                                                          922,500

                                                                                                  5,371,837

Containers - Paper and Plastic - 0.5%
               Sealed Air Corp.:
   2,000,000    5.375%, notes, due 4/15/08 (144A)                                                 2,098,976
   1,125,000    6.875%, bonds, due 7/15/33 (144A)                                                 1,147,331

                                                                                                  3,246,307

Cosmetics and Toiletries - 0.7%
   1,860,000   Gillette Co., 4.125%
                notes, due 8/30/07                                                                1,965,663

   2,875,000   Procter & Gamble Co., 4.75%
                notes, due 6/15/07                                                                3,112,923

                                                                                                  5,078,586

Data Processing and Management - 0.2%
   1,125,000   Fiserv, Inc., 4.00%
                notes, due 4/15/08 (144A)                                                         1,158,528

Diversified Financial Services - 1.7%
   2,375,000   Citigroup, Inc., 4.875%
                bonds, due 5/7/15                                                                 2,442,573
               General Electric Capital Corp.:
   7,000,000    2.85%, notes, due 1/30/06                                                         7,160,937
   1,925,000    6.00%, notes, due 6/15/12                                                         2,172,878

                                                                                                 11,776,388

Diversified Operations - 0.9%
               Cendant Corp.:
$    980,000    6.875%, notes, due 8/15/06                                                 $      1,096,176
   2,425,000    6.25%, notes, due 3/15/10                                                         2,696,811
   2,500,000   Tyco International Group S.A., 6.375%
                company guaranteed notes, due 6/15/05**                                           2,606,250

                                                                                                  6,399,237

Drug Delivery Systems - 0.2%
     900,000   Fresenius Finance BV, 7.75%
                company guaranteed notes
                due 4/30/09 (144A)**                                                              1,095,519

Electric - Integrated - 4.8%
   1,335,000   AmerenEnergy Generating Co., 7.95%
                notes, due 6/1/32                                                                 1,696,824
               Centerpoint Energy Houston Electric L.L.C.:
   3,550,000    5.875%, notes, due 6/1/08 (144A)                                                  3,573,004
   1,200,000    6.85%, bonds, due 6/1/15 (144A)                                                   1,201,808
   4,750,000   Cinergy Corp., 6.25%
                debentures, due 9/1/04                                                            4,987,376
               Dominion Resources, Inc.:
   2,525,000    2.80%, notes, due 2/15/05                                                         2,558,317
   1,350,000    5.125%, notes, due 12/15/09                                                       1,455,048
   2,450,000    5.00%, senior notes, due 3/15/13                                                  2,539,418
               Public Service Company of Colorado:
     325,000    6.875%, senior notes, due 7/15/09                                                   376,377
   3,500,000    7.875%, senior notes, due 10/1/12                                                 4,406,391
   1,900,000    4.875%, first mortgage notes
                due 3/1/13 (144A)                                                                 1,974,936
   1,675,000   Southwestern Public Service Co., 5.125%
                senior notes, due 11/1/06                                                         1,774,455
               TXU Corp.:
     775,000    6.375%, senior notes, due 6/15/06                                                   824,406
   2,950,000    6.375%, notes, due 1/1/08                                                         3,145,437
   1,650,000    7.00%, notes, due 3/15/13 (144A)                                                  1,826,106
   1,200,000   Xcel Energy, Inc., 3.40%
                senior notes, due 7/1/08 (144A)                                                   1,191,716

                                                                                                 33,531,619

Electronic Parts Distributors - 0.1%
     600,000   Arrow Electronic, Inc., 6.875%
                notes, due 7/1/13                                                                   594,230

Energy - Alternate Sources - 0.4%
   2,775,000   MidAmerican Energy Holdings Co., 3.50%
                notes, due 5/15/08 (144A)                                                         2,789,927

Fiduciary Banks - 0.3%
   2,325,000   Bank of New York Company, Inc., 2.20%
                notes, due 5/12/06                                                                2,345,244

Finance - Auto Loans - 2.0%
   5,500,000   Ford Motor Credit Co., 5.75%
                senior notes, due 2/23/04                                                         5,614,807
               General Motors Acceptance Corp.:
   5,500,000    4.50%, notes, due 7/15/06                                                         5,526,235
   1,875,000    5.125%, notes, due 5/9/08                                                         1,852,817
     950,000    6.875%, notes, due 9/15/11                                                          953,170

                                                                                                 13,947,029

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Finance - Consumer Loans - 1.7%
               Household Finance Corp.:
$  1,600,000    3.375%, notes, due 2/21/06                                                  $     1,657,229
     975,000    4.625%, notes, due 1/15/08                                                        1,040,367
   1,150,000   John Deere Capital Corp., 4.125%
                notes, due 7/15/05                                                                1,203,340
               SLM Corp.:
   3,250,000    3.625%, notes, due 3/17/08                                                        3,335,693
   2,500,000    5.125%, notes, due 8/27/12                                                        2,656,467
   1,825,000    5.05%, notes, due 11/14/14                                                        1,903,101

                                                                                                 11,796,197

Finance - Other Services - 1.0%
   2,100,000   Mellon Funding Corp., 5.00%
                notes, due 12/1/14                                                                2,265,453

   4,000,000   National Rural Utilities Cooperative Finance
                Corp., 5.75%, notes, due 8/28/09                                                  4,427,148

                                                                                                  6,692,601

Food - Canned - 0.2%
               Del Monte Corp.:
     425,000   9.25%, company guaranteed notes
                due 5/15/11                                                                         454,750
     935,000   8.625%, senior subordinated notes
                due 12/15/12 (144A)                                                                 991,100

                                                                                                  1,445,850

Food - Diversified - 2.3%
               Dean Foods Co.:
   2,750,000    6.625%, senior notes, due 5/15/09                                                 2,860,000
     550,000    6.90%, senior notes, due 10/15/17                                                  561,000
               General Mills, Inc.:
   1,775,000    5.125%, notes, due 2/15/07                                                        1,933,554
   2,650,000    3.875%, notes, due 11/30/07                                                       2,776,294
   1,675,000    6.00%, notes, due 2/15/12                                                         1,891,005
               Kellogg Co.:
   1,725,000    6.00%, notes, due 4/1/06                                                          1,901,673
   2,150,000    2.875%, notes, due 6/1/08                                                         2,134,873
   1,750,000    6.60%, notes, due 4/1/11                                                          2,052,276

                                                                                                 16,110,675

Food - Retail - 1.6%
     500,000   Dominos, Inc., 8.25%
                senior subordinated notes
                due 7/1/11 (144A)                                                                   516,250
               Fred Meyer, Inc.:
   2,500,000   7.375%, company guaranteed notes
                due 3/1/05                                                                        2,699,938
   2,535,000   7.45%, company guaranteed notes
                due 3/1/08                                                                        2,953,736
   2,225,000   Safeway, Inc., 6.15%
                notes, due 3/1/06                                                                 2,408,816
     725,000   Stater Brothers Holdings, Inc., 10.75%
                senior notes, due 8/15/06                                                           763,063
   1,500,000   Winn-Dixie Stores, Inc., 8.875%
                senior notes, due 4/1/08                                                          1,590,000

                                                                                                 10,931,803

Foreign Government - 1.3%
               United Mexican States:
$    625,000    4.625%, notes, due 10/8/08                                                 $        638,125
   4,550,000    6.375%, notes, due 1/16/13                                                        4,823,000
   3,000,000    8.00%, notes, due 9/24/22                                                         3,360,000

                                                                                                  8,821,125

Funeral Services and Related Items - 0.2%
   1,225,000   Service Corporation International, 6.00%
                notes, due 12/15/05                                                               1,234,187

Gas - Distribution - 0.3%
   1,750,000   Southwest Gas Corp., 7.625%
                notes, due 5/15/12                                                                2,004,681

Home Decoration Products - 0.2%
   1,125,000   Newell Rubbermaid, Inc., 4.00%
                notes, due 5/1/10                                                                 1,146,336

Hotels and Motels - 0.9%
   1,725,000   Host Marriott Corp., 7.875%
                company guaranteed notes, due 8/1/05                                              1,755,188
   4,000,000   Starwood Hotels & Resorts Worldwide, Inc.
                6.75%, notes, due 11/15/05                                                        4,175,024

                                                                                                  5,930,212

Insurance Brokers - 0.1%
     910,000   Marsh & McLennan Companies, Inc., 6.25%
                notes, due 3/15/12                                                                1,037,295

Investment Management and Advisory Services - 0.2%
   1,550,000   Franklin Resources, Inc., 3.70%
                notes, due 4/15/08                                                                1,586,152

Leisure, Recreation and Gaming - 0.2%
   1,550,000   Hard Rock Hotel, Inc., 8.875%
                notes, due 6/1/13 (144A)                                                          1,619,750

Life and Health Insurance - 2.0%
   3,000,000   Americo Life, Inc., 7.875%
                notes, due 5/1/13 (144A)                                                          3,045,000
     813,000   Delphi Financial Group, Inc., 8.00%
                senior notes, due 10/1/03                                                           825,195
   1,675,000   Nationwide Financial Services, Inc., 5.625%
                notes, due 2/13/15                                                                1,819,968
   1,100,000   Provident Companies, Inc., 6.375%
                senior notes, due 7/15/05                                                         1,149,069
   4,750,000   StanCorp Financial Group, Inc., 6.875%
                senior notes, due 10/1/12                                                         5,429,825
   1,350,000   UnumProvident Corp., 7.375%
                debentures, due 6/15/32                                                           1,336,500

                                                                                                 13,605,557

Linen Supply and Related Items - 0.2%
     985,000   Cintas Corp., 6.00%
                senior notes, due 6/1/12                                                          1,117,190

Machine Tools and Related Products - 0.3%
   1,625,000   Kennametal, Inc., 7.20%
                senior notes, due 6/15/12                                                         1,778,470

Medical - HMO - 1.5%
               UnitedHealth Group, Inc.:
   2,900,000    5.20%, notes, due 1/17/07                                                         3,158,367
   1,600,000    4.875%, notes, due 4/1/13                                                         1,675,086
   4,825,000   WellPoint Health Networks, Inc., 6.375%
                notes, due 6/15/06                                                                5,410,813

                                                                                                 10,244,266

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Medical - Hospitals - 2.3%
               HCA, Inc.:
$  5,000,000    6.91%, notes, due 6/15/05                                                  $      5,304,455
   2,550,000    7.00%, notes, due 7/1/07                                                          2,735,454
   2,500,000    6.95%, notes, due 5/1/12                                                          2,664,180
   3,450,000    6.25%, notes, due 2/15/13                                                         3,517,075
   1,900,000   Tenet Healthcare Corp., 5.375%
                senior notes, due 11/15/06                                                        1,824,000

                                                                                                 16,045,164

Medical - Nursing Home - 0.3%
   2,075,000   Manor Care, Inc., 6.25%
                notes, due 5/1/13 (144A)                                                          2,147,625

Medical Labs and Testing Services - 1.3%
     850,000   Laboratory Corporation of America Holdings
                5.50%, notes, due 2/1/13                                                            910,050
               Quest Diagnostics, Inc.:
   4,000,000    6.75%, senior notes, due 7/12/06                                                  4,480,268
   3,095,000    7.50%, senior notes, due 7/12/11                                                  3,726,154

                                                                                                  9,116,472

Medical Products - 0%
     300,000   Fresenius Medical Care Capital Trust IV
                7.875%, company guaranteed notes
                due 6/15/11                                                                         316,500

Metal - Diversified - 0.4%
   2,525,000   Freeport-McMoRan Copper & Gold, Inc.
                10.125%, senior notes, due 2/1/10                                                 2,821,688

Metal Processors and Fabricators - 0.1%
     800,000   Timken Co., 5.75%
                notes, due 2/15/10                                                                  842,244

Multi-Line Insurance - 0.3%
   1,275,000   Aon Corp., 6.20%
                notes, due 1/15/07^                                                               1,431,357
     675,000   Farmers Insurance Group of Companies
                8.50%, notes, due 8/1/04 (144A)                                                     686,559

                                                                                                  2,117,916

Multimedia - 3.2%
               AOL Time Warner, Inc.:
   3,000,000    5.625%, notes, due 5/1/05                                                         3,184,881
   3,000,000    6.875%, company guaranteed senior notes
                 due 5/1/12                                                                       3,424,848
               Belo Corp.:
   1,875,000    7.125%, senior notes, due 6/1/07                                                  2,126,008
     925,000    8.00%, senior notes, due 11/1/08                                                  1,120,036
   1,265,000   Corus Entertainment, Inc., 8.75%
                senior subordinated notes, due 3/1/12                                             1,359,875
     300,000   Cox Enterprises, Inc., 4.375%
                notes, due 5/1/08 (144A)                                                            311,955
   3,620,000   Gannett Company, Inc., 4.95%
                notes, due 4/1/05                                                                 3,826,391
   3,000,000   News America, Inc., 6.625%
                senior notes, due 1/9/08                                                          3,419,148
               Viacom, Inc.:
   1,725,000    6.40%, company guaranteed notes
                due 1/30/06                                                                       1,914,596
   1,500,000    5.625%, company guaranteed notes
                due 8/15/12                                                                        1,666,444

                                                                                                 22,354,182

Mutual Insurance - 0.8%
               Liberty Mutual Insurance:
$  1,550,000    8.50%, notes, due 5/15/25 (144A)                                           $      1,412,327
   3,000,000    7.875%, notes, due 10/15/26 (144A)                                                2,553,390
   1,250,000   New York Life Insurance Co., 5.875%
                notes, due 5/15/33 (144A)                                                         1,311,855

                                                                                                  5,277,572

Networking Products - 0%
     996,000   Candescent Technologies Corp., 8.00%
                convertible senior subordinated
                debentures, due 5/1/03^,@,@@                                                         84,660

Non-Hazardous Waste Disposal - 1.7%
   3,000,000   Republic Services, Inc., 6.75%
                notes, due 8/15/11                                                                3,476,649
               Waste Management, Inc.:
   4,450,000    7.00%, senior notes, due 10/1/04                                                   4,719,327
   3,250,000    7.375%, notes, due 8/1/10                                                          3,899,763

                                                                                                 12,095,739

Office Automation and Equipment - 0.4%
   2,675,000   Pitney Bowes, Inc., 4.75%
                notes, due 5/15/18                                                                2,729,209

Oil and Gas Drilling - 0%
     250,000   Westport Resources Corp., 8.25%
                company guaranteed senior
                subordinated notes, due 11/1/11(144A)                                               273,750

Oil Companies - Exploration and Production - 1.6%
     795,000   Magnum Hunter Resources, Inc., 9.60%
                senior notes, due 3/15/12                                                           874,500
               Pemex Project Funding Master Trust:
   3,500,000    6.125%, notes, due 8/15/08 (144A)                                                 3,745,000
   4,000,000    7.375%, company guaranteed notes
                due 12/15/14                                                                      4,380,000
   2,000,000    8.625%, company guaranteed notes
                due 2/1/22                                                                        2,285,000

                                                                                                 11,284,500

Oil Companies - Integrated - 1.9%
   3,775,000   ChevronTexaco Capital Co., 3.50%
                company guaranteed notes, due 9/17/07                                             3,923,056
   4,080,000   Conoco Funding Co., 5.45%
                company guaranteed notes, due 10/15/06                                            4,503,810
   1,500,000   El Paso CGP Co., 7.625%
                notes, due 9/1/08                                                                 1,410,000
               Occidental Petroleum Corp.:
   1,950,000    5.875%, notes, due 1/15/07                                                        2,164,683
   1,095,000    4.25%, notes, due 3/15/10                                                         1,142,404

                                                                                                 13,143,953

Optical Supplies - 0.2%
   1,600,000   Bausch & Lomb, Inc., 6.375%
                notes, due 8/1/03                                                                 1,606,000

Paper and Related Products - 0.6%
     925,000   International Paper Co., 5.85%
                notes, due 10/30/12                                                               1,008,146
   2,775,000   Weyerhaeuser Co., 5.25%
                notes, due 12/15/09                                                               2,969,314

                                                                                                  3,977,460

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Pipelines - 1.5%
$    750,000   CMS Panhandle Holding Co., 6.50%
                senior notes, due 7/15/09                                                  $        828,750
     825,000   Centerpoint Energy Resources Corp., 6.50%
                debentures, due 2/1/08                                                              884,787
     800,000   Gulfterra Energy Partners L.P., 8.50%
                senior subordinated notes
                due 6/1/10 (144A)                                                                   856,000
   1,550,000   Kaneb Pipe Line Operating Partnership L.P.
                5.875%, notes, due 6/1/13                                                         1,590,294
   1,543,689   Kern River Funding Corp., 4.893%
                company guaranteed notes
                due 4/30/18 (144A)                                                                1,588,484
   3,000,000   Kinder Morgan, Inc., 6.50%
                senior notes, due 9/1/12                                                          3,438,894
   1,090,000   TEPPCO Partners L.P., 7.625%
                company guaranteed notes, due 2/15/12                                             1,289,916

                                                                                                 10,477,125

Property and Casualty Insurance - 2.0%
     498,000   First American Capital Trust, 8.50%
                company guaranteed notes, due 4/15/12                                               540,330
   3,250,000   Fund American Companies, Inc., 5.875%
                notes, due 5/15/13                                                                3,398,301
   3,000,000   Markel Corp., 6.80%
                notes, due 2/15/13                                                                3,262,317
     875,000   Progressive Corp., 6.25%
                notes, due 12/1/32                                                                  974,201
   2,400,000   Travelers Property Casualty Corp., 5.00%
                senior notes, due 3/15/13                                                         2,499,062
   3,000,000   W.R. Berkley Corp., 5.875%
                notes, due 2/15/13                                                                3,190,599

                                                                                                 13,864,810

Publishing - Periodicals - 0.2%
               Dex Media East, LLC:
     450,000    9.875%, senior notes
                due 11/15/09                                                                        501,750
   1,050,000    12.125%, senior subordinated notes
                due 11/15/12                                                                      1,241,625

                                                                                                  1,743,375

Retail - Apparel and Shoe - 0.1%
     775,000   Saks, Inc., 8.25%
                company guaranteed notes, due 11/15/08                                              819,563

Retail - Auto Parts - 0.4%
   2,500,000   AutoZone, Inc., 5.875%
                notes, due 10/15/12                                                               2,756,318

Retail - Discount - 1.0%
               Wal-Mart Stores, Inc.:
   4,000,000    6.875%, senior notes, due 8/10/09                                                 4,814,232
   2,400,000    4.55%, notes, due 5/1/13                                                          2,496,641

                                                                                                  7,310,873

Retail - Drug Store - 0.4%
   1,650,000   CVS Corp., 3.875%
                notes, due 11/1/07                                                                1,710,172
               Rite Aid Corp.:
     300,000    7.625%, senior notes, due 4/15/05                                                   297,750
     300,000    7.125%, notes, due 1/15/07                                                          297,000
     575,000    8.125%, secured senior notes
                due 5/1/10 (144A)                                                                   595,125
                                                                                                  2,900,047
Retail - Leisure Products - 0.2%
$  1,550,000   Toys "R" Us, Inc., 7.875%
                notes, due 4/15/13                                                         $      1,667,358

Retail - Major Department Stores - 0.5%
               J.C. Penney Company, Inc.:
1,000,000       6.00%, debentures, due 5/1/06                                                       990,000
2,075,000       7.60%, notes, due 4/1/07                                                          2,178,750

                                                                                                  3,168,750

Retail - Restaurants - 0.1%
     335,000   Yum! Brands, Inc., 7.70%
                notes, due 7/1/12                                                                   381,900

Savings/Loan/Thrifts - 0.5%
   1,525,000   Greenpoint Financial Corp., 3.20%
                  senior notes, due 6/6/08 (144A)                                                 1,513,430
   1,700,000   Webster Bank, 5.875%
                  subordinated notes, due 1/15/13                                                 1,787,972

                                                                                                  3,301,402

Telecommunication Services - 1.0%
               Verizon Global Funding Corp.:
   3,000,000      4.00%, notes, due 1/15/08                                                       3,132,075
   3,000,000      6.875%, notes, due 6/15/12                                                      3,541,893

                                                                                                  6,673,968

Theaters - 0.2%
   1,500,000   AMC Entertainment, Inc., 9.875%
                senior subordinated notes, due 2/1/12                                             1,612,500

Transportation - Railroad - 0.1%
     925,000   CSX Corp., 4.875%
                notes, due 11/1/09                                                                  985,492

Travel Services - 0.7%
   4,000,000   USA Interactive, 7.00%
                notes, due 1/15/13                                                                4,607,216

Veterinary Diagnostics - 0.1%
     820,000   Vicar Operating, Inc., 9.875%
                company guaranteed notes, due 12/1/09                                               897,900
-----------------------------------------------------------------------------------------------------------
Total Corporate Bonds (cost $425,002,540)                                                       455,798,706
-----------------------------------------------------------------------------------------------------------

Foreign Bonds - 2.7%
Foreign Government - 2.7%
               Deutscheland Republic:
EUR 2,650,000   4.50%, bonds, due 8/17/07**                                                       3,239,085
  11,200,000    5.00%, bonds, due 7/4/12**                                                       14,040,836
   1,100,000   Spanish Government, 5.00%
                bonds, due 7/30/12**                                                              1,372,442
-----------------------------------------------------------------------------------------------------------
Total Foreign Bonds (cost $16,024,514)                                                           18,652,363
-----------------------------------------------------------------------------------------------------------

Preferred Stock - 0.1%
Savings/Loan/Thrifts - 0.1%
      35,458   Chevy Chase Savings Bank, 13.00%
                (cost $1,055,050)                                                                   966,231
-----------------------------------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
         996   Ono Finance PLC - expires 5/31/09*,(beta)                                                 10

Telephone - Integrated - 0%
         224   Versatel Telecom B.V. - expires 5/15/08*,(beta)                                            0

Web Hosting/Design - 0%
         650   Equinix, Inc. - expires 12/1/07*,(beta)                                                    0
-----------------------------------------------------------------------------------------------------------
Total Warrants (cost $0)                                                                                 10
-----------------------------------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
U.S. Government Agencies - 14.3%
               Fannie Mae:
$ 31,695,000    3.875%, due 3/15/05#                                                       $     33,088,249
   1,470,000    4.375%, due 10/15/06#                                                             1,583,887
   3,545,000    3.25%, due 11/15/07#                                                              3,671,918
   6,450,000    5.25%, due 1/15/09#                                                               7,242,195
  16,025,000    6.25%, due 2/1/11                                                                18,480,415
   2,385,000    6.00%, due 5/15/11                                                                2,788,303
   1,645,000    6.125%, due 3/15/12                                                               1,940,019
     420,000    4.375%, due 9/15/12#                                                                439,596
   2,400,000    4.625%, due 5/1/13                                                                2,468,206
  10,360,000    6.625%, due 11/15/30                                                             12,729,622
   7,455,000   Federal Home Loan Bank System, 5.125%
                due 3/6/06                                                                        8,116,363
   6,000,000   Freddie Mac, 5.875%, due 3/21/11                                                   6,749,214
-----------------------------------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $92,515,189)                                                99,297,987
-----------------------------------------------------------------------------------------------------------
U.S. Treasury Notes/Bonds - 14.5%
   4,810,000    5.75%, due 11/15/05#                                                              5,293,819
   2,215,000    5.625%, due 2/15/06#                                                              2,449,046
   1,295,000    2.00%, due 5/15/06#                                                               1,308,759
   3,296,000    3.50%, due 11/15/06#                                                              3,474,320
  13,630,000    4.375%, due 5/15/07#                                                             14,807,714
   9,455,000    2.625%, due 5/15/08#                                                              9,541,428
   1,120,810    3.875%, due 1/15/09***                                                            1,283,677
   4,171,066    3.00%, due 7/15/12***,#                                                           4,596,644
   3,900,000    3.625%, due 5/15/13#                                                              3,930,467
  10,740,000    7.25%, due 5/15/16                                                               14,283,362
   5,175,000    7.25%, due 8/15/22                                                                7,011,520
  21,115,000    6.25%, due 8/15/23#                                                              25,864,228
   2,580,000    6.25%, due 5/15/30                                                                3,211,899
   3,470,000    5.375%, due 2/15/31**,#                                                           3,907,411
-----------------------------------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $95,483,155)                                              100,964,294
-----------------------------------------------------------------------------------------------------------
Repurchase Agreement - 2.2%
  15,400,000   ABN AMRO Bank N.V., 1.25%
                dated 6/30/03, maturing 7/1/03
                to be repurchased at $15,400,535
                collateralized by $1,503,213
                in Collateralized Mortgage Obligations
                4.848%, 10/25/32, AAA
                $22,858,608 in U.S. Government
                Agencies, 0%-7.50%, 8/16/06-1/1/33
                $3,778,353 in U.S. Treasury Bills
                0%, 11/15/10-5/15/14; with respective
                values of $1,386,868, $11,635,157
                and $2,685,975 (cost $15,400,000)                                                15,400,000
-----------------------------------------------------------------------------------------------------------
Total Investments (total cost $645,480,448) - 99.2%                                             691,079,591
-----------------------------------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.8%                                     5,292,020
-----------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                          $    696,371,611
-----------------------------------------------------------------------------------------------------------

Financial Futures - Short
       1,000   Contracts U.S. Treasury - 10-year Note
                           expires September 2003, principal amount
                           $117,884,430, value $117,437,500
                           cumulative appreciation                                         $        446,930
-----------------------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2003

COUNTRY                        % OF INVESTMENT SECURITIES                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Australia                                             0.2%                                 $      1,331,671
Canada                                                1.0%                                        6,761,435
Germany                                               2.5%                                       17,279,921
Luxembourg                                            0.4%                                        2,606,250
Mexico                                                1.3%                                        8,821,125
Netherlands                                           0.2%                                        1,095,519
Spain                                                 0.2%                                        1,372,442
United Kingdom                                        1.5%                                       11,028,010
United States++                                      92.7%                                      640,783,218
-----------------------------------------------------------------------------------------------------------
Total                                               100.0%                                 $    691,079,591

++Includes Short-Term Securities (90.5% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT JUNE 30, 2003

CURRENCY SOLD AND                 CURRENCY                    CURRENCY         UNREALIZED
SETTLEMENT DATE                 UNITS SOLD              VALUE IN $ U.S.       GAIN/(LOSS)
-----------------------------------------------------------------------------------------
Euro 9/26/03                    16,400,000                $ 18,781,822      $ (1,326,330)
-----------------------------------------------------------------------------------------
Total                                                     $ 18,781,822      $ (1,326,330)

See Notes to Schedules of Investments and Financial Statements.

JANUS ASPEN MONEY MARKET PORTFOLIO

[PHOTO OF J. ERIC THORDERSON]
J. ERIC THORDERSON
PORTFOLIO MANAGER

MARKET OVERVIEW

The Federal Funds rate began the period at 1.25%, the lowest level since the late 1950s. Yields on 30-day commercial paper have been comparable to the central bank's rate and are J. Eric Thorderson reflected in the Fund's low yield. The portfolio manager aggressive easing of monetary policy led corporations to switch from commercial paper financing to longer-term financing. This resulted in a decrease in the amount of new issuance, although asset-backed securities issuance remained steady to strong. As the period drew to a close, there remained strong sentiment in the market that the Fed would again ease rates, which came to pass on June 25 when the central bank lowered rates another 0.25%.

MANAGER'S OVERVIEW

Q. IN GENERAL, WHAT IMPACT DOES A MONEY MARKET PORTFOLIO'S WEIGHTED AVERAGE MATURITY HAVE ON ITS YIELD?
In a period when interest rates are declining, such as occurred during the most recent six-month period, a longer weighted average maturity should keep the yield on a money market fund higher for a longer time period. In a period when interest rates are rising, a shorter weighted average maturity should allow a fund's yield to rise faster.

Q. WHAT TYPES OF SECURITIES HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? When we could buy one-year fixed rate securities at a higher rate than short-term securities, we took advantage and bought longer-term securities. These were our best-performing securities, within the guidelines and restrictions imposed by Federal regulations on our Portfolio, because the yield on these securities stayed higher, even as market yields declined.

Q. WHAT TYPES OF SECURITIES HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Our exposure to shorter-maturing and floating-rate securities negatively impacted the Portfolio because these securities either matured sooner, and had to be reinvested at lower yields, or, in the case of floating rate securities, the interest rate adjusted downward throughout the period.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?
The markets seem to believe the Fed is done easing the money supply for this cycle, but few believe the central bank will start raising rates in the foreseeable future. Greenspan indicated that his major concerns still lie more towards preventing deflation than inflation. We will continue to pursue our three-pronged approach to money management: stability of principal, liquidity and conservative credit analysis. Our objective is to carefully maximize yield within these constraints by gaining an information edge through intensive research. We attempt to keep an optimal balance of floating-rate securities, one-year securities, and overnight (or highly liquid) securities.

PORTFOLIO STRATEGY

To seek maximum current income to the extent consistent with stability of capital by investing primarily in high quality debt obligations and obligations of financial institutions.

AVERAGE ANNUAL TOTAL RETURN

FOR THE PERIODS ENDED JUNE 30, 2003

Institutional Shares
  Fiscal Year-to-Date                                                  0.48%
  1 Year                                                               1.22%
  5 Year                                                               4.04%
  Since Inception (5/1/95)                                             4.49%
  Seven-Day Current Yield                                              0.76%

Service Shares
  Fiscal Year-to-Date                                                  0.35%
  1 Year                                                               0.95%
  5 Year                                                               3.79%
  Since Inception                                                      4.26%
  Seven-Day Current Yield                                              0.49%

Lipper Ranking
  (12-month period ending June 30, 2003)

Institutional Shares(2)                                         First decile

Returns shown for Service Shares for periods prior to their inception (12/31/99) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

(1)  All returns reflect reinvested dividends.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2003, Lipper ranked Janus Aspen Money Market Portfolio - Institutional Shares 9th out of 108 and 6th out of 86 variable annuity money market funds for the 1- and 5-year periods, respectively.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total return would have been lower.

The yield more closely reflects the current earnings of the money market portfolio than the total return.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------
Commercial Paper - 22.6%
$  1,000,000  Bavaria TRR Corp.
                1.10%, 9/29/03 (Section 4(2))                                               $       997,250
   1,000,000  Check Point Charlie, Inc.
                1.10%, 9/25/03 (Section 4(2))                                                       997,372
   1,000,000  Danske Corp.
                1.10%, 8/28/03                                                                      998,228
   1,000,000  Mitsubishi Motors Credit of America, Inc.
                1.20%, 7/31/03                                                                      999,000
   1,200,000  Rhineland Funding Capital Corp.
                1.29%, 7/22/03 (Section 4(2))                                                     1,199,097
   1,000,000  Victory Receivables Corp.
                1.10%, 7/31/03 (Section 4(2))                                                       999,083

Total Commercial Paper (cost $6,190,030)                                                          6,190,030

Floating Rate Notes - 3.7%
1,000,000     Associated Bank N.A., Green Bay
                1.30%, 2/3/04 (cost $1,000,000)                                                   1,000,000

Repurchase Agreements - 12.4%
   1,200,000  ABN AMRO Bank N.V., 1.25%
                dated 6/30/03, maturing 7/1/03
                to be repurchased at $1,200,042
                collateralized by $117,133
                in Collateralized Mortgage Obligations
                4.848%, 10/25/32, AAA
                $1,781,190 in U.S. Government Agencies
                0%-7.50%, 8/16/06-1/1/33
                $294,417 in U.S. Treasury Bills
                0%, 11/15/10-5/15/14; with respective
                values of $108,068, $906,636
                and $209,297                                                                      1,200,000

   1,100,000  Citigroup Global Markets, Inc., 1.425%
                dated 6/30/03, maturing 7/1/03
                to be repurchased at $1,100,044
                collateralized by $3,197,465
                in U.S. Government Agencies
                0%-9.00%, 1/15/06-6/1/33
                with a value of $1,123,974                                                        1,100,000

   1,100,000  JP Morgan Securities, Inc., 1.30%
                dated 6/30/03, maturing 7/1/03
                to be repurchased at $1,100,040
                collateralized by $11,913,529
                in U.S. Government Agencies
                0%-20.539%, 12/25/11-11/16/45
                with a value of $1,122,005                                                        1,100,000
-----------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (cost $3,400,000)                                                     3,400,000
-----------------------------------------------------------------------------------------------------------

Taxable Variable Rate Demand Notes - 61.5%
$    400,000  Anaheim California Housing Authority
                Multifamily Housing Revenue
                (Cobblestone), 1.15%, 3/15/33                                               $       400,000
   1,580,000  Arapahoe County, Colorado, Industrial
                Development Revenue, (Cottrell)
                Series B, 1.25%, 10/1/19                                                          1,580,000
     300,000  Bridgeton, Missouri Industrial
                Development Authority Industrial Revenue
                (Gold Dust Project), Series B
                1.55%, 3/1/21                                                                       300,000
   1,000,000  California Infrastructure and Economic
                Development, (International Raisins
                Project), Series B, 1.27%, 11/1/20                                                1,000,000
              Campus Research Corp.:
   2,243,000    1.35%, 12/21/05                                                                   2,243,000
   3,000,000    1.35%, 6/1/13                                                                     3,000,000
     275,000  Colorado Housing and Finance Authority
                Economic Development Revenue
                (De La Cruz Project), Series B
                 1.25%, 10/1/05                                                                     275,000
   1,510,000  Cunat Capital Corp.
                Series 1998-A, 1.27%, 12/1/28                                                     1,510,000
     255,000  Kentucky Economic Development
                Financing Authority Hospital Facilities
                Revenue, (Highlands Regional Project)
                Series B, 1.10%, 8/1/03                                                             255,000
   1,810,000  Medical Properties, Inc., North Dakota
                (Dakota Clinic Project) 1.20%, 12/22/24                                           1,810,000
   1,290,000  New York City, New York Industrial
                Development Agency, (G.A.F. Seelig, Inc.
                Project), 1.30%, 7/1/03                                                           1,290,000
   1,600,000  Pasadena California COPS
                (Los Robles Avenue Parking Facility
                Project), 1.45%, 11/1/12                                                          1,600,000
   1,545,000  Post Properties, Ltd.
                Series 2000, 1.21%, 7/1/20                                                        1,545,000
      30,000  Watertown Crossing LLC
                1.18%, 5/1/27                                                                        30,000
-----------------------------------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $16,838,000)                                      16,838,000
-----------------------------------------------------------------------------------------------------------
Total Investments (total cost $27,428,030) - 100.2%                                              27,428,030
-----------------------------------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.2)%                                     (47,056)
-----------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                           $    27,380,974
-----------------------------------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

                                                                JANUS ASPEN                   JANUS ASPEN   JANUS ASPEN
                                                                  CAPITAL     JANUS ASPEN     GROWTH AND      MID CAP
AS OF JUNE 30, 2003 (UNAUDITED)                                APPRECIATION       GROWTH        INCOME        GROWTH
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)     PORTFOLIO      PORTFOLIO       PORTFOLIO    PORTFOLIO(1)
------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost(3)                                       $    859,588   $  1,760,947   $     84,575   $  1,475,421

  Investments at value(3)                                      $    910,386   $  1,713,205   $     86,558   $  1,650,539
    Cash                                                              1,071          1,530             87          1,627
    Receivables:
      Investments sold                                                   --            445            986            657
      Portfolio shares sold                                           1,048         11,262             69            872
      Dividends                                                         212            411             55            391
      Interest                                                           24             16             40              2
      Due from Adviser                                                   --             --             --             --
    Other assets                                                         28              3              5             --
    Other Investment (Note 1)                                        15,488         21,763            420        236,543
  Forward currency contracts                                             --             --             --             --
Total Assets                                                        928,257      1,748,635         88,220      1,890,631

Liabilities:
    Payables:
      Securities Loaned (Note 1)                                     15,488         21,763            420        237,519
      Investments purchased                                           2,129          7,155          1,316          1,021
      Portfolio shares repurchased                                      865         13,009            143         18,330
      Advisory fees                                                     490            932             47            883
      Distribution fees - Service Shares                                 81             39             13             35
      Distribution fees - Service II Shares                             N/A            N/A            N/A            N/A
      Service fees                                                      N/A            N/A            N/A            N/A
    Accrued expenses                                                     --             36             --            117
  Forward currency contracts                                             --             --             17             --
Total Liabilities                                                    19,053         42,934          1,956        257,905
Net Assets                                                     $    909,204   $  1,705,701   $     86,264   $  1,632,726
Net Assets - Institutional Shares                              $    518,573   $  1,519,323   $     25,192   $  1,467,768
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)                                    27,550         93,107          2,031         79,709
  Net Asset Value Per Share                                    $      18.82   $      16.32   $      12.41   $      18.41
Net Assets - Service Shares                                    $    390,631   $    186,378   $     61,072   $    164,958
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)                                    20,887         11,535          4,896          9,095
  Net Asset Value Per Share                                    $      18.70   $      16.16   $      12.47   $      18.14
Net Assets - Service II Shares*                                         N/A            N/A            N/A            N/A
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)*                                      N/A            N/A            N/A            N/A
  Net Asset Value Per Share                                             N/A            N/A            N/A            N/A

See Notes to Financial Statements.

                                                             JANUS ASPEN
                                                            RISK-MANAGED    JANUS ASPEN   JANUS ASPEN    JANUS ASPEN    JANUS ASPEN
                                                              LARGE CAP        GLOBAL         GLOBAL    INTERNATIONAL  INTERNATIONAL
AS OF JUNE 30, 2003 (UNAUDITED)                                GROWTH      LIFE SCIENCES   TECHNOLOGY       GROWTH         VALUE
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)   PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLI0    PORTFOLIO(2)
------------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost(3)                                    $      7,354   $     26,785   $    168,260   $    926,690  $      5,946

  Investments at value(3)
    Cash                                                    $      8,160   $     32,274   $    166,862   $  1,002,171  $      6,287
    Receivables:                                                      43             27            275          2,456            83
      Investments sold                                                --            169            268         15,345            --
      Portfolio shares sold                                           --             21            168          3,043             4
      Dividends                                                        5             23             32          2,630            21
      Interest                                                        --             --             35              1            --
      Due from Adviser                                                --             --             --             --            --
    Other assets                                                      --             --             --             12            --
    Other Investment (Note 1)                                         --             --         15,803         36,392            --
  Forward currency contracts                                          --              1              6             --             3
Total Assets                                                       8,208         32,515        183,449      1,062,050         6,398

Liabilities:
    Payables:
      Securities Loaned (Note 1)                                      --             --         15,803         36,392            --
      Investments purchased                                           --            356            473         16,139            --
      Portfolio shares repurchased                                    --             74            175         18,324            --
      Advisory fees                                                    1             17             89            558             2
      Distribution fees - Service Shares                               2              6             29             80             1
      Distribution fees - Service II Shares                          N/A            N/A              4             10           N/A
      Service fees                                                     1            N/A            N/A            N/A           N/A
    Accrued expenses                                                  23             18             33             --            14
  Forward currency contracts                                          --             38            189             --           108
Total Liabilities                                                     27            509         16,795         71,503           125
Net Assets                                                  $      8,181   $     32,006   $    166,654   $    990,547  $      6,273
Net Assets - Institutional Shares                                    N/A   $      3,671   $      3,547   $    562,581           N/A
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)                                    N/A            596          1,297         30,809           N/A
  Net Asset Value Per Share                                          N/A   $       6.16   $       2.74   $      18.26           N/A
Net Assets - Service Shares                                 $      8,181   $     28,335   $    142,449   $    380,027  $      6,273
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)                                    750          4,624         50,002         20,961           670
  Net Asset Value Per Share                                 $      10.91   $       6.13   $       2.85   $      18.13  $       9.36
Net Assets - Service II Shares*                                      N/A             N/A  $ 20,658,472   $ 47,938,591           N/A
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)*                                   N/A             N/A     7,129,816      2,629,255           N/A
  Net Asset Value Per Share                                          N/A             N/A  $       2.90   $      18.23           N/A

                                                                                                             JANUS ASPEN
                                                                JANUS ASPEN                   JANUS ASPEN   RISK-MANAGED
                                                                 WORLDWIDE    JANUS ASPEN        CORE         LARGE CAP
AS OF JUNE 30, 2003 (UNAUDITED)                                   GROWTH        BALANCED        EQUITY          CORE
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost(3)                                       $  3,661,938   $  3,456,785   $      9,598   $      7,636

  Investments at value(3)
    Cash                                                       $  3,989,875   $  3,643,440   $     10,252   $      8,325
    Receivables:                                                      2,795          5,958             52             24
      Investments sold                                               15,146          8,397             30             --
      Portfolio shares sold                                          21,257          9,185             --              5
      Dividends                                                       9,974          1,525              7              9
      Interest                                                          922         20,195             --             --
      Due from Adviser                                                   --             --              7             --
    Other assets                                                         13              1             --              4
    Other Investment (Note 1)                                       236,552        382,032             --             --
  Forward currency contracts                                             --             --             --             --
Total Assets                                                      4,276,534      4,070,733         10,348          8,367

Liabilities:
    Payables:
      Securities Loaned (Note 1)                                    252,271        382,032             --             --
      Investments purchased                                          54,612         52,607             13             --
      Portfolio shares repurchased                                   36,089            515              2             --
      Advisory fees                                                   2,141          1,950              5              4
      Distribution fees - Service Shares                                 43             71             --              2
      Distribution fees - Service II Shares                              --            N/A            N/A            N/A
      Service fees                                                      N/A            N/A            N/A              1
    Accrued expenses                                                    509             34             18             24
  Forward currency contracts                                             --          3,466             21             --
Total Liabilities                                                   345,665        440,675             59             31
Net Assets                                                     $  3,930,869   $  3,630,058   $     10,289   $      8,336
Net Assets - Institutional Shares                              $  3,721,224   $  3,279,493   $     10,105            N/A
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)                                   167,160        151,702            708            N/A
  Net Asset Value Per Share                                    $      22.26   $      21.62   $       14.2            N/A
Net Assets - Service Shares                                    $    209,637   $    350,565   $        184   $      8,336
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)                                     9,453         15,634       13  772
  Net Asset Value Per Share                                    $      22.18   $      22.42   $       14.4   $      10.79
Net Assets - Service II Shares*                                $      7,913            N/A            N/A            N/A
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)*                                      355            N/A            N/A            N/A
  Net Asset Value Per Share                                    $      22.25            N/A            N/A            N/A

(1)  Formerly named Janus Aspen Aggressive Growth Portfolio.

(2)  Formerly named Janus Aspen Global Value Portfolio.

(3)  Investments at cost and value include $15,063,140, $21,265,536, $408,955,
     $232,001,910, $15,321,403, $34,843,722, $240,645,635 and $374,241,265 of
     securities loaned for Janus Aspen Capital Appreciation Portfolio, Janus Aspen Growth Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Mid Cap Growth Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio and Janus Aspen Balanced Portfolio, respectively (Note 1).

*Net Assets - Service II Shares and Shares Outstanding are not in thousands.

                                                               JANUS ASPEN     JANUS ASPEN    JANUS ASPEN   JANUS ASPEN
                                                                 MID CAP        SMALL CAP      FLEXIBLE        MONEY
AS OF JUNE 30, 2003 (UNAUDITED)                                   VALUE          VALUE          INCOME        MARKET
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)     PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost(1)                                       $     20,458   $        532   $    645,480   $     27,428

  Investments at value(1)                                      $     22,409   $        607   $    691,080   $     27,428
    Cash                                                                160             38          2,072              2
    Receivables:
      Investments sold                                                   93             --         10,287             --
      Portfolio shares sold                                              27             --          1,979             --
      Dividends                                                          22              1             --             --
      Interest                                                           --             --         10,253             26
      Due from advisor                                                   --              6             --             11
    Other assets                                                         --             --              1              7
    Other Investment (Note 1)                                            --             --         83,593             --
Total Assets                                                         22,711            652        799,265         27,474

Liabilities:
    Payables:
      Securities Loaned                                                  --             --         83,593             --
      Investments purchased                                             450              5         16,143             --
      Portfolio shares repurchased                                        2             --          1,103             83
      Advisory fees                                                       6             --            342              6
      Distribution fees - Service Shares                                  4             --              5             --
      Distribution fees - Service II Shares                             N/A            N/A            N/A            N/A
      Service fees                                                        2             --            N/A            N/A
    Accrued expenses                                                      2             24              8              4
    Variation Margin                                                     --             --            373             --
  Forward currency contracts                                             --             --          1,326             --
Total Liabilities                                                       466             29        102,893             93
Net Assets                                                     $     22,246   $        623   $    696,372   $     27,381
Net Assets - Institutional Shares                              $      3,925            N/A   $    672,114   $     27,370
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)                                       356            N/A         52,890         27,370
  Net Asset Value Per Share                                    $      11.02            N/A   $      12.71   $       1.00
Net Assets - Service Shares                                    $     18,321   $        623   $     24,258   $         11
  Shares Outstanding, $0.001 Par Value
    (unlimited   shares authorized)                                   1,662             53          1,822             11
  Net Asset Value Per Share                                    $      11.02   $      11.67   $      13.31   $       1.00

(1) Investments at cost and value include $81,914,839 of securities loaned for Janus Aspen Flexible Income Portfolio (Note 1).

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

                                                                        JANUS ASPEN                     JANUS ASPEN     JANUS ASPEN
                                                                          CAPITAL        JANUS ASPEN     GROWTH AND       MID CAP
FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                      APPRECIATION       GROWTH         INCOME          GROWTH
(ALL NUMBERS IN THOUSANDS)                                               PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO(1)
Investment Income:
  Interest                                                                 $     667      $       75      $     152     $       971
  Dividends                                                                    4,282           6,230            703           3,145
  Foreign tax withheld                                                           (70)            (49)           (18)            (28)
Total Investment Income                                                        4,879           6,256            837           4,088
Expenses:
  Advisory fees                                                                2,803           5,291            303           4,811
  Transfer agent expenses                                                          2               2              2              19
  Registration fees                                                               29              17             22              52
  System fees                                                                      9               9              7               8
  Custodian fees                                                                  31              57             20              47
  Insurance expense                                                                1               4             --               3
  Audit fees                                                                       6              11             6              17
  Distribution fees - Service Shares                                             461             220             74             181
  Distribution fees - Service II Shares                                          N/A             N/A            N/A             N/A
  Service fees                                                                   N/A             N/A            N/A             N/A
  Other expenses                                                                  25              46              8              85
Total Expenses                                                                 3,367           5,657            442           5,223
Expense and Fee Offsets                                                           (8)            (13)            (1)            (13)
Net Expenses                                                                   3,359           5,644            441           5,210
Excess Expense Reimbursement                                                      --              --             --              --
Net Expenses After Reimbursement                                               3,359           5,644            441           5,210
Net Investment Income/(Loss)                                                   1,520             612            396          (1,122)
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                      (94,117)        (55,663)       (15,011)        (26,942)
  Net realized gain/(loss) from foreign currency transactions                   (888)           (804)          (209)              1
  Change in net unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                        166,464         233,418         19,108         257,704
Net Realized and Unrealized Gain/(Loss) on Investments and
  foreign currency translations                                               71,459         176,951          3,888         230,763
Net Increase/(Decrease) in Net Assets Resulting from Operations            $  72,979      $  177,563      $   4,284     $   229,641


(1) Formerly named Janus Aspen Aggressive Growth Portfolio.

See Notes to Financial Statements.

                                                                        JANUS ASPEN
                                                                        RISK-MANAGED    JANUS ASPEN     JANUS ASPEN    JANUS ASPEN
                                                                         LARGE CAP         GLOBAL         GLOBAL      INTERNATIONAL
FOR THE SIX MONTHS OR PERIOD ENDED JUNE 30, 2003 (UNAUDITED)               GROWTH       LIFE SCIENCES    TECHNOLOGY      GROWTH
(ALL NUMBERS IN THOUSANDS)                                              PORTFOLIO(1)      PORTFOLIO      PORTFOLIO     PORTFOLIO
Investment Income:
  Interest                                                                  $     --        $       9      $    104      $      863
  Dividends                                                                       32              137           632          15,342
  Foreign tax withheld                                                            --              (11)          (65)         (1,659)
Total Investment Income                                                           32              135           671          14,546
Expenses:
  Advisory fees                                                                   24               98           476           3,135
  Transfer agent expenses                                                          1                1            --               1
  Registration fees                                                                8                2             2              21
  System fees                                                                      7                8             8              14
  Custodian fees                                                                  29               22            40             346
  Insurance expense                                                               --               --            --               2
  Audit fees                                                                       6                6             8              14
  Distribution fees - Service Shares                                               9               33           159             449
  Distribution fees - Service II Shares                                          N/A              N/A            21              50
  Service fees                                                                     4              N/A           N/A             N/A
  Other expenses                                                                   7                9           108              72
Total Expenses                                                                    95              179           822           4,104
Expense and Fee Offsets                                                           --               --            (2)             (4)
Net Expenses                                                                      95              179           820           4,100
Excess Expense Reimbursement                                                     (40)              --            --              --
Net Expenses After Reimbursement                                                  55              179           820           4,100
Net Investment Income/(Loss)                                                     (23)            (44)          (149)         10,446
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                         (102)            (823)       (8,317)        (67,074)
  Net realized gain/(loss) from foreign currency transactions                     --              (63)         (919)        (10,601)
  Net realized gain/(loss) from futures contracts                                 --               --            --              --
  Net realized gain/(loss) from options                                           --             (187)           --              --
  Net realized gain/(loss) from short sales                                       --               (8)           --              --
  Change in net unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                            806            4,635        34,929         132,138
  Net Realized and Unrealized Gain/(Loss) on Investments and
    foreign currency translations                                                704            3,554        25,693          54,463
Net Increase/(Decrease) in Net Assets Resulting from Operations             $    681        $   3,510    $   25,544      $   64,909


See Notes to Financial Statements.

                                                                         JANUS ASPEN      JANUS ASPEN                JANUS ASPEN
                                                                        INTERNATIONAL      WORLDWIDE   JANUS ASPEN      CORE
FOR THE SIX MONTHS OR PERIOD ENDED JUNE30, 2003 (UNAUDITED)                 VALUE           GROWTH       BALANCED      EQUITY
(ALL NUMBERS IN THOUSANDS)                                              PORTFOLIO(2)       PORTFOLIO    PORTFOLIO     PORTFOLIO
Investment Income:
  Interest                                                                   $      4      $    2,471   $   37,284      $      4
  Dividends                                                                       105          49,205       13,184            67
  Foreign tax withheld                                                            (12)         (4,608)        (316)           (2)
Total Investment Income                                                            97          47,068       50,152            69
Expenses:
  Advisory fees                                                                    19          12,123       11,081            31
  Transfer agent expenses                                                           1               2           --             2
  Registration fees                                                                --              92           31            24
  System fees                                                                       7              13           11             9
  Custodian fees                                                                   13             914          132            15
  Insurance expense                                                                --               9            6            --
  Audit fees                                                                        6              33            6             6
  Distribution fees - Service Shares                                                7             240          381            --
  Distribution fees - Service II Shares                                           N/A              --          N/A           N/A
  Service fees                                                                    N/A             N/A          N/A           N/A
  Other expenses                                                                    5             268           59            11
Total Expenses                                                                     58          13,694       11,707            98
Expense and Fee Offsets                                                            --             (18)         (20)           --
Net Expenses                                                                       58          13,676       11,687            98
Excess Expense Reimbursement                                                      (14)             --           --           (38)
Net Expenses After Reimbursement                                                   44          13,676       11,687            60
Net Investment Income/(Loss)                                                       53          33,392       38,465             9
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                          (220)       (317,294)     (46,415)         (457)
  Net realized gain/(loss) from foreign currency transactions                     (95)        (34,019)      (6,620)          (33)
  Net realized gain/(loss) from futures contracts                                  --              --           --            --
  Net realized gain/(loss) from options                                            --              --           --            --
  Net realized gain/(loss) from short sales                                        --              --           --            --
  Change in net unrealized appreciation/(depreciation) of investments             576         563,491      225,078         1,224
    and foreign currency translations
  Net Realized and Unrealized Gain/(Loss) on Investments and                      261         212,178      172,043           734
    foreign currency translations
Net Increase/(Decrease) in Net Assets Resulting from Operations              $    314      $  245,570   $  210,508      $    743

                                                                         JANUS ASPEN
                                                                        RISK-MANAGED    JANUS ASPEN    JANUS ASPEN
                                                                          LARGE CAP       MID CAP       SMALL CAP
                                                                            CORE           VALUE         VALUE
                                                                         PORTFOLIO(1)   PORTFOLIO(3)    PORTFOLIO
Investment Income:
  Interest                                                                   $     --      $       4        $   --
  Dividends                                                                        60             50             5
  Foreign tax withheld                                                             --             --            --
Total Investment Income                                                            60             54             5
Expenses:
  Advisory fees                                                                    24             24             2
  Transfer agent expenses                                                           1              1             1
  Registration fees                                                                 8             19             7
  System fees                                                                       8              7             7
  Custodian fees                                                                   28             13            14
  Insurance expense                                                                --             --            --
  Audit fees                                                                        6              6             6
  Distribution fees - Service Shares                                                9              8             1
  Distribution fees - Service II Shares                                           N/A            N/A           N/A
  Service fees                                                                      4              3            --
  Other expenses                                                                    7              5             6
Total Expenses                                                                     95             86            44
Expense and Fee Offsets                                                            --             --            --
Net Expenses                                                                       95             86            44
Excess Expense Reimbursement                                                      (39)           (32)          (40)
Net Expenses After Reimbursement                                                   56             54             4
Net Investment Income/(Loss)                                                        4             --             1
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                          (105)          (295)            8
  Net realized gain/(loss) from foreign currency transactions                      --             3             --
  Net realized gain/(loss) from futures contracts                                  --             29            --
  Net realized gain/(loss) from options                                            --             --            --
  Net realized gain/(loss) from short sales                                        --             --            --
  Change in net unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                             689          2,147            79
  Net Realized and Unrealized Gain/(Loss) on Investments and
    foreign currency translations                                            $    584          1,884            87
Net Increase/(Decrease) in Net Assets Resulting from Operations                   588      $   1,884        $   88

                                                                        JANUS ASPEN     JANUS ASPEN
                                                                          FLEXIBLE        MONEY
                                                                          INCOME          MARKET
                                                                         PORTFOLIO       PORTFOLIO
Investment Income:
  Interest                                                               $   16,771       $     263
  Dividends                                                                      58              --
  Foreign tax withheld                                                           --              --
Total Investment Income                                                      16,829             263
Expenses:
  Advisory fees                                                               1,936              45
  Transfer agent expenses                                                         1               1
  Registration fees                                                              33              28
  System fees                                                                     8               8
  Custodian fees                                                                 42               3
  Insurance expense                                                               1              --
  Audit fees                                                                      7               8
  Distribution fees - Service Shares                                             24              --
  Distribution fees - Service II Shares                                         N/A             N/A
  Service fees                                                                  N/A             N/A
  Other expenses                                                                 24              23
Total Expenses                                                                2,076             116
Expense and Fee Offsets                                                         --               (3)
Net Expenses                                                                  2,073             116
Excess Expense Reimbursement                                                     --             (27)
Net Expenses After Reimbursement                                              2,073              89
Net Investment Income/(Loss)                                                 14,756             174
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                       9,684              --
  Net realized gain/(loss) from foreign currency transactions                 (721)              --
  Net realized gain/(loss) from futures contracts                            (5,470)             --
  Net realized gain/(loss) from options                                          --              --
  Net realized gain/(loss) from short sales                                      --              --
  Change in net unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                        18,473              --
  Net Realized and Unrealized Gain/(Loss) on Investments and
    foreign currency translations                                            21,966              --
Net Increase/(Decrease) in Net Assets Resulting from Operations          $   36,722       $     174

(1) Fiscal period from January 2, 2003 (inception date).
(2) Formerly named Janus Aspen Global Value Portfolio.
(3) Institutional Shares fiscal period from May 1, 2003 (inception date).

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          JANUS ASPEN                       JANUS ASPEN
FOR THE SIX MONTHS OR PERIOD ENDED JUNE 30, 2003 (UNAUDITED)          CAPITAL APPRECIATION                    GROWTH
AND FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002                            PORTFOLIO                         PORTFOLIO
(ALL NUMBERS IN THOUSANDS)                                                2003             2002             2003             2002
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                  $        1,520   $        4,892   $          612   $       (2,251)
  Net realized gain/(loss) from investment transactions
    and foreign currency transactions                                  (95,005)         149,454          (56,467)        (354,161)
  Change in unrealized net appreciation/(depreciation) of
    investments and foreign currency translations                      166,464          (43,925)         233,418         (332,600)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         72,979         (188,487)         177,563         (689,012)
Dividends and Distributions to Shareholders:
  Net investment income*
    Institutional Shares                                                (1,758)          (3,549)              --               --
    Service Shares                                                        (568)          (1,300)              --               --
    Service II Shares                                                      N/A              N/A              N/A              N/A
Net realized gain from investment transactions*
  Institutional Shares                                                      --               --               --               --
  Service Shares                                                            --               --               --               --
  Service II Shares                                                        N/A              N/A              N/A              N/A
Net Decrease from Dividends and Distributions                           (2,326)          (4,849)              --               --
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                32,356          105,212           87,350          317,792
    Service Shares                                                      85,703          121,456           14,809           71,344
    Service II Shares                                                      N/A              N/A              N/A              N/A
  Shares issued in connection with acquisition*
    Institutional Shares                                                   N/A              N/A            3,731              N/A
  Reinvested dividends and distributions
Institutional Shares                                                     1,758            3,549               --               --
Service Shares                                                             568            1,300               --               --
Service II Shares                                                          N/A              N/A              N/A              N/A
  Shares repurchased
Institutional Shares                                                   (84,141)        (242,101)        (215,032)        (705,285)
Service Shares                                                         (93,169)        (175,251)         (24,936)         (60,589)
Service II Shares                                                          N/A              N/A              N/A              N/A
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                (56,925)        (185,835)        (134,078)        (376,738)
Net Increase/(Decrease) in Net Assets                                   13,728         (379,171)          43,485       (1,065,750)
Net Assets:
  Beginning of period                                                  895,476        1,274,647        1,662,216        2,727,966
  END OF PERIOD                                                 $      909,204   $      895,476       $ 1,705,70   $    1,662,216
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                      $    1,580,726   $    1,637,651       $ 3,086,90   $    3,220,956
  Undistributed net investment income/(loss)*                              128              934              584              (28)
  Undistributed net realized gain/(loss) from investments*            (722,448)        (627,443)      (1,334,043       (1,277,576)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                   50,798         (115,666)         (47,743)        (281,136)
TOTAL NET ASSETS                                                $      909,204   $      895,476       $ 1,705,70   $    1,662,216
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                            1,840            5,511            5,790           17,613
  Shares issued in connection with Acquisition*                            N/A              N/A              245              N/A
  Reinvested dividends and distributions                                    93              192               --               --
TOTAL                                                                    1,933            5,703            6,035           17,613
  Shares Repurchased                                                    (4,799)         (12,764)         (14,588)         (41,220)
Net Increase/(Decrease) in Portfolio Shares                             (2,866)          (7,061)          (8,553)         (23,607)
  Shares Outstanding, Beginning of Period                               30,416           37,477          101,660          125,267
SHARES OUTSTANDING, END OF PERIOD                                       27,550           30,416           93,107          101,660
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                            4,888        6,362,392              963        4,005,488
  Reinvested dividends and distributions                                    30           70,453               --               --
TOTAL                                                                    4,918        6,432,845              963        4,005,488
  Shares Repurchased                                                    (5,331)      (9,349,791)          (1,674)      (3,752,593)
Net Increase/(Decrease) in Portfolio Shares                               (413)      (2,916,946)            (711)         252,895
Shares Outstanding, Beginning of Period                                 21,300       24,217,036           12,246       11,992,889
SHARES OUTSTANDING, END OF PERIOD                                       20,887       21,300,090           11,535       12,245,784
Transactions in Portfolio Shares - Service II Shares(2)
  Shares sold                                                              N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                                   N/A              N/A              N/A              N/A
TOTAL                                                                      N/A              N/A              N/A              N/A
  Shares Repurchased                                                       N/A              N/A              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                                N/A              N/A              N/A              N/A
Shares Outstanding, Beginning of Period                                    N/A              N/A              N/A              N/A
SHARES OUTSTANDING, END OF PERIOD                                          N/A              N/A              N/A              N/A
  Purchases and Sales of Investment Securities:
    (excluding short-term securities)
  Purchases of securities                                       $       38,281   $      571,289   $      157,377   $      790,061
  Proceeds from sales of securities                                    189,240          544,326          291,866        1,080,532
  Purchases of long-term U.S. government obligations                        --            4,400               --               --
  Proceeds from sales of long-term U.S. government obligations              --               --               --               --

See Notes to Financial Statements.

FOR THE SIX MONTHS OR PERIOD ENDED JUNE 30, 2003 (UNAUDITED)              JANUS ASPEN                       JANUS ASPEN
AND FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002                        GROWTH AND INCOME                  MID CAP GROWTH
(ALL NUMBERS IN THOUSANDS)                                                 PORTFOLIO                        PORTFOLIO(1)
                                                                          2003             2002             2003             2002
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                  $          396   $        1,039   $       (1,122)  $       (1,655)
  Net realized gain/(loss) from investment transactions
    and foreign currency transactions                                  (15,220)         (23,483)         (26,941)        (616,665)
  Change in unrealized net appreciation/(depreciation) of
    investments and foreign currency translations                       19,108          (15,427)         257,704           (5,184)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          4,284          (37,871)         229,641         (623,504)
Dividends and Distributions to Shareholders:
  Net investment income*
    Institutional Shares                                                  (239)            (575)              --               --
    Service Shares                                                        (239)            (435)              --               --
    Service II Shares                                                      N/A              N/A              N/A              N/A
  Net realized gain from investment transactions*
    Institutional Shares                                                    --               --               --               --
    Service Shares                                                          --               --               --               --
    Service II Shares                                                      N/A              N/A              N/A              N/A
Net Decrease from Dividends and Distributions                             (478)          (1,010)              --               --
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                 2,568            4,594          120,479          378,452
    Service Shares                                                       3,114           20,287           35,720          171,606
    Service II Shares                                                      N/A              N/A              N/A              N/A
  Shares issued in connection with acquisition*
    Institutional Shares                                                11,202              N/A              N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                                   239              575               --               --
    Service Shares                                                         239              435               --               --
    Service II Shares                                                      N/A              N/A              N/A              N/A
  Shares repurchased
    Institutional Shares                                               (43,524)         (24,034)        (183,792)        (587,178)
    Service Shares                                                      (8,738)         (23,431)         (30,684)        (152,403)
    Service II Shares                                                      N/A              N/A              N/A              N/A
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                (34,900)         (21,574)         (58,277)        (189,523)
Net Increase/(Decrease) in Net Assets                                  (31,094)         (60,455)         171,364         (813,027)
Net Assets:
  Beginning of period                                                  117,358          177,813        1,461,362        2,274,389
  END OF PERIOD                                                 $       86,264   $      117,358       $ 1,632,72   $    1,461,362
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                      $      156,023   $      191,064       $ 3,920,38   $    3,978,665
  Undistributed net investment income/(loss)*                               32              114           (1,122)              --
  Undistributed net realized gain/(loss) from investments*             (71,757)         (56,537)      (2,461,658       (2,434,717)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                    1,966          (17,283)         175,118          (82,586)
TOTAL NET ASSETS                                                $       86,264   $      117,358        $1,632,72   $    1,461,362
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                              211              350            7,275           21,168
  Shares issued in connection with Acquisition*                            950              N/A              N/A              N/A
  Reinvested dividends and distributions                                    19               47               --               --
TOTAL                                                                    1,180              397            7,275           21,168
  Shares Repurchased                                                    (3,931)          (1,845)         (11,185)         (33,319)
Net Increase/(Decrease) in Portfolio Shares                             (2,751)          (1,448)          (3,910)         (12,151)
Shares Outstanding, Beginning of Period                                  4,782            6,230           83,619           95,770
SHARES OUTSTANDING, END OF PERIOD                                        2,031            4,782           79,709           83,619
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                              260        1,468,423            2,124        9,084,621
  Reinvested dividends and distributions                                    19           35,741               --               --
TOTAL                                                                      279        1,504,164            2,124        9,084,621
  Shares Repurchased                                                      (753)      (1,859,894)          (1,807)      (8,115,509)
Net Increase/(Decrease) in Portfolio Shares                               (474)        (355,730)             317          969,112
Shares Outstanding, Beginning of Period                                  5,370        5,726,140            8,778        7,808,684
SHARES OUTSTANDING, END OF PERIOD                                        4,896        5,370,410            9,095        8,777,796
Transactions in Portfolio Shares - Service II Shares(2)
  Shares sold                                                              N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                                   N/A              N/A              N/A              N/A
TOTAL                                                                      N/A              N/A              N/A              N/A
  Shares Repurchased                                                       N/A              N/A              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                                N/A              N/A              N/A              N/A
Shares Outstanding, Beginning of Period                                    N/A              N/A              N/A              N/A
SHARES OUTSTANDING, END OF PERIOD                                          N/A              N/A              N/A              N/A
  Purchases and Sales of Investment Securities:
    (excluding short-term securities)
  Purchases of securities                                       $       18,202   $       63,146   $      275,804   $      934,653
  Proceeds from sales of securities                                     54,968           69,925          229,126   $    1,062,191
  Purchases of long-term U.S. government obligations                        --           12,443               --               --
  Proceeds from sales of long-term U.S. government obligations           8,177           12,545               --               --

                                                                  JANUS ASPEN
                                                                  RISK-MANAGED                JANUS ASPEN
                                                                LARGE CAP GROWTH         GLOBAL LIFE SCIENCES
                                                                   PORTFOLIO                  PORTFOLIO
                                                                         2003(3)             2003              2002
-------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                  $            (23)  $          (44)   $         (236)
  Net realized gain/(loss) from investment transactions
    and foreign currency transactions                                       (102)          (1,081)          (10,712)
  Change in unrealized net appreciation/(depreciation) of
    investments and foreign currency translations                            806            4,635            (3,222)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              681            3,510           (14,170)
Dividends and Distributions to Shareholders:
  Net investment income*                                                     N/A               --                --
    Institutional Shares                                                      --               --                --
    Service Shares                                                           N/A              N/A               N/A
    Service II Shares
  Net realized gain from investment transactions*
    Institutional Shares                                                     N/A               --                --
    Service Shares                                                            --               --                --
    Service II Shares                                                        N/A              N/A               N/A
NET DECREASE FROM DIVIDENDS AND DISTRIBUTIONS                                 --               --                --
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                     N/A              207               709
    Service Shares                                                         7,500            4,331            11,071
    Service II Shares                                                        N/A              N/A               N/A
  Shares issued in connection with acquisition*
    Institutional Shares                                                     N/A              N/A               N/A
  Reinvested dividends and distributions
    Institutional Shares                                                     N/A               --                --
    Service Shares                                                            --               --                --
    Service II Shares                                                        N/A              N/A               N/A
  Shares repurchased
    Institutional Shares                                                     N/A             (292)           (1,728)
    Service Shares                                                            --           (5,623)          (16,142)
    Service II Shares                                                        N/A              N/A               N/A
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                    7,500           (1,377)           (6,090)
Net Increase/(Decrease) in Net Assets                                      8,181            2,133           (20,260)
Net Assets:
  Beginning of period                                                         --           29,873            50,133
  END OF PERIOD                                                 $          8,181   $       32,006    $       29,873
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                      $          7,500   $       49,663    $       51,040
  Undistributed net investment income/(loss)*                                (23)             (44)               --
  Undistributed net realized gain/(loss) from investments*                  (102)         (23,066)          (21,985)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                        806            5,453               818
TOTAL NET ASSETS                                                $          8,181   $       32,006    $       29,873
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                                N/A               36               111
  Shares issued in connection with Acquisition*                              N/A              N/A               N/A
  Reinvested dividends and distributions                                     N/A               --                --
TOTAL                                                                        N/A               36               111
  Shares Repurchased                                                         N/A              (52)             (268)
Net Increase/(Decrease) in Portfolio Shares                                  N/A              (16)             (157)
Shares Outstanding, Beginning of Period                                      N/A              612               769
SHARES OUTSTANDING, END OF PERIOD                                            N/A              596               612
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                                750              765         1,666,804
  Reinvested dividends and distributions                                      --               --                --
TOTAL                                                                        750              765         1,666,804
  Shares Repurchased                                                          --             (993)       (2,509,116)
Net Increase/(Decrease) in Portfolio Shares                                  750             (228)         (842,312)
Shares Outstanding, Beginning of Period                                       --            4,852         5,694,565
SHARES OUTSTANDING, END OF PERIOD                                            750            4,624         4,852,253
Transactions in Portfolio Shares - Service II Shares(2)
  Shares sold                                                                N/A              N/A               N/A
  Reinvested dividends and distributions                                     N/A              N/A               N/A
TOTAL                                                                        N/A              N/A               N/A
  Shares Repurchased                                                         N/A              N/A               N/A
Net Increase/(Decrease) in Portfolio Shares                                  N/A              N/A               N/A
Shares Outstanding, Beginning of Period                                      N/A              N/A               N/A
SHARES OUTSTANDING, END OF PERIOD                                            N/A              N/A               N/A
  Purchases and Sales of Investment Securities:
    (excluding short-term securities)
  Purchases of securities                                       $          9,722      $    19,914    $       43,072
  Proceeds from sales of securities                                        2,266           21,678            47,708
  Purchases of long-term U.S. government obligations                          --               --                --
  Proceeds from sales of long-term U.S. government obligations                --               --                --

                                                                          JANUS ASPEN                       JANUS ASPEN
                                                                       GLOBAL TECHNOLOGY                INTERNATIONAL GROWTH
                                                                           PORTFOLIO                         PORTFOLIO
                                                                          2003             2002             2003             2002
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                  $         (149)  $         (590)  $       10,446   $        9,906
  Net realized gain/(loss) from investment transactions
    and foreign currency transactions                                   (9,236)        (134,337)         (77,675)        (288,871)
  Change in unrealized net appreciation/(depreciation) of
    investments and foreign currency translations                       34,929           21,826          132,138          (51,095)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         25,544         (113,101)          64,909         (330,060)
Dividends and Distributions to Shareholders:
  Net investment income*                                                    --               --           (5,809)          (6,348)
    Institutional Shares                                                    --               --           (3,180)          (3,069)
    Service Shares                                                          --               --             (379)             (70)
    Service II Shares
  Net realized gain from investment transactions*
    Institutional Shares                                                    --               --               --               --
    Service Shares                                                          --               --               --               --
    Service II Shares                                                       --               --               --               --
NET DECREASE FROM DIVIDENDS AND DISTRIBUTIONS                               --               --           (9,368)          (9,487)
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                 1,311            3,639          730,757        2,091,962
    Service Shares                                                      18,041          101,761          384,085        2,481,452
    Service II Shares                                                    8,097           17,979           10,223           42,412
  Shares issued in connection with acquisition*
    Institutional Shares                                                   N/A              N/A            2,887              N/A
  Reinvested dividends and distributions
    Institutional Shares                                                    --               --            5,809            6,336
    Service Shares                                                          --               --            3,180            3,069
    Service II Shares                                                       --               --              379               70
  Shares repurchased
    Institutional Shares                                                  (975)          (4,332)        (807,164)      (2,159,593)
    Service Shares                                                     (25,306)        (152,733)        (409,215)      (2,520,652)
    Service II Shares                                                   (4,346)          (1,671)          (1,269)          (1,961)
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                 (3,178)         (35,357)         (80,328)         (56,905)
Net Increase/(Decrease) in Net Assets                                   22,366         (148,458)         (24,787)        (396,452)
Net Assets:
  Beginning of period                                                  144,288          292,746        1,015,334        1,411,786
  END OF PERIOD                                                 $      166,654   $      144,288   $      990,547   $    1,015,334
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                      $      622,516   $      625,694   $    1,736,124   $    1,816,743
  Undistributed net investment income/(loss)*                             (191)             (42)           1,242              164
  Undistributed net realized gain/(loss) from investments*            (454,091)        (444,855)        (822,415)        (744,740)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                   (1,580)         (36,509)          75,596          (56,833)
TOTAL NET ASSETS                                                $      166,654   $      144,288   $      990,547   $    1,015,334
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                              532            1,195           42,772          104,959
  Shares issued in connection with Acquisition*                            N/A              N/A              178              N/A
  Reinvested dividends and distributions                                    --               --              316              339
TOTAL                                                                      532            1,195           43,266          105,298
  Shares Repurchased                                                      (414)          (1,463)         (47,074)        (107,745)
Net Increase/(Decrease) in Portfolio Shares                                118             (268)          (3,808)          (2,447)
Shares Outstanding, Beginning of Period                                  1,179            1,447           34,617           37,064
SHARES OUTSTANDING, END OF PERIOD                                        1,297            1,179           30,809           34,617
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                            7,010       30,652,785           22,967      120,656,849
  Reinvested dividends and distributions                                    --               --              175          163,524
TOTAL                                                                    7,010       30,652,785           23,142      120,820,373
  Shares Repurchased                                                   (10,066)     (48,028,214)         (24,339)    (121,917,895)
Net Increase/(Decrease) in Portfolio Shares                             (3,056)     (17,375,429)          (1,197)      (1,097,522)
Shares Outstanding, Beginning of Period                                 53,058       70,433,790           22,158       23,255,895
SHARES OUTSTANDING, END OF PERIOD                                       50,002       53,058,361           20,961       22,158,373
Transactions in Portfolio Shares - Service II Shares(2)
  Shares sold                                                        3,144,112        6,298,575          613,182        2,167,341
  Reinvested dividends and distributions                                    --               --           20,688            3,958
TOTAL                                                                3,144,112        6,298,575          633,870        2,171,299
  Shares Repurchased                                                (1,710,119)        (602,752)         (74,647)        (101,267)
Net Increase/(Decrease) in Portfolio Shares                          1,433,993        5,695,823          559,223        2,070,032
Shares Outstanding, Beginning of Period                              5,695,823               --        2,070,032               --
SHARES OUTSTANDING, END OF PERIOD                                    7,129,816        5,695,823        2,629,255        2,070,032
  Purchases and Sales of Investment Securities:
    (excluding short-term securities)
  Purchases of securities                                       $       29,322   $      136,600   $      572,886   $      850,472
  Proceeds from sales of securities                                     42,927          125,251          617,687          882,623
  Purchases of long-term U.S. government obligations                        --               --               --               --
  Proceeds from sales of long-term U.S. government obligations              --               --               --               --

*See Notes 3 and 6 in Notes to Financial Statements.
(1) Formerly named Janus Aspen Aggressive Growth Portfolio.
(2) Transactions in Portfolio Shares - Service Shares for the year 2002 and Transactions in Portfolio Shares - Service II Shares are not in thousands.
(3) Fiscal period from January 2, 2003 (inception date).

                                                                          JANUS ASPEN                       JANUS ASPEN
FOR THE SIX MONTHS OR PERIOD ENDED JUNE 30, 2003 (UNAUDITED)          INTERNATIONAL VALUE                WORLDWIDE GROWTH
AND FOR THE FISCAL YEAR OR PERIOD ENDED DECEMBER 31, 2002                PORTFOLIO(1)                       PORTFOLIO
(ALL NUMBERS IN THOUSANDS)                                                2003             2002             2003             2002
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                  $           53   $           (4)  $       33,392   $       42,781
  Net realized gain/(loss) from investment transactions
    and foreign currency transactions                                     (315)            (311)        (351,313)        (941,245)
  Change in unrealized net appreciation/(depreciation) of
    investments and foreign currency translations                          576             (422)         563,491         (555,716)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            314             (737)         245,570       (1,454,180)
Dividends and Distributions to Shareholders:
  Net investment income*
    Institutional Shares                                                   N/A              N/A          (31,136)         (41,213)
    Service Shares                                                         (43)              --           (1,296)          (1,205)
    Service II Shares                                                      N/A              N/A               --               --
  Net realized gain from investment transactions*
    Institutional Shares                                                   N/A              N/A               --               --
    Service Shares                                                          --              (27)              --               --
    Service II Shares                                                      N/A              N/A               --               --
NET DECREASE FROM DIVIDENDS AND DISTRIBUTIONS                              (43)             (27)         (32,432)         (42,418)
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                   N/A              N/A          646,314        1,967,906
    Service Shares                                                       1,976            6,163          221,842        1,025,419
    Service II Shares                                                      N/A              N/A               --               10
  Shares issued in connection with acquisition*
    Institutional Shares                                                   N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                                   N/A              N/A              N/A              N/A
    Institutional Shares                                                   N/A              N/A           31,136           41,214
    Service Shares                                                          43               27            1,296            1,205
    Service II Shares                                                      N/A              N/A               --               --
  Shares repurchased
    Institutional Shares                                                   N/A              N/A         (880,500)      (2,549,467)
    Service Shares                                                      (1,986)          (1,565)        (217,817)        (953,349)
    Service II Shares                                                      N/A              N/A               --               --
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                     33            4,625         (197,729)        (467,062)
Net Increase/(Decrease) in Net Assets                                      304            3,861           15,409       (1,963,660)
Net Assets:
  Beginning of period                                                    5,969            2,108        3,915,460        5,879,120
  END OF PERIOD                                                 $        6,273   $        5,969   $    3,930,869        3,915,460
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                      $        6,662   $        6,629   $    6,291,884        6,489,613
  Undistributed net investment income/(loss)*                               12                2            4,306            3,346
  Undistributed net realized gain/(loss) from investments*                (637)            (322)      (2,693,427)      (2,342,114)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                      236             (340)         328,106         (235,385)
TOTAL NET ASSETS                                                $        6,273   $        5,969   $    3,930,869        3,915,460
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                              N/A              N/A           31,253           79,758
  Shares issued in connection with Acquisition*                            N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                                   N/A              N/A            1,395            1,839
TOTAL                                                                      N/A              N/A           32,648           81,597
  Shares Repurchased                                                       N/A              N/A          (42,359)        (104,700)
Net Increase/(Decrease) in Portfolio Shares                                N/A              N/A           (9,711)         (23,103)
Shares Outstanding, Beginning of Period                                    N/A              N/A          176,871          199,974
SHARES OUTSTANDING, END OF PERIOD                                          N/A              N/A          167,160          176,871
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                              234          628,980           10,870       41,899,023
  Shares issued in connection with acquisition*                            N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                                     4            2,568               58           54,257
TOTAL                                                                      238          631,548           10,928       41,953,280
  Shares Repurchased                                                      (231)        (169,375)         (10,670)     (38,798,344)
Net Increase/(Decrease) in Portfolio Shares                                  7          462,173              258        3,154,936
Shares Outstanding, Beginning of Period                                    663          200,889            9,195        6,039,918
SHARES OUTSTANDING, END OF PERIOD                                          670          663,062            9,453        9,194,854
Transactions in Portfolio Shares - Service II Shares(2)
  Shares sold                                                              N/A              N/A               --              351
  Reinvested dividends and distributions                                   N/A              N/A                2                2
TOTAL                                                                      N/A              N/A                2              353
  Shares Repurchased                                                       N/A              N/A               --               --
Net Increase/(Decrease) in Portfolio Shares                                N/A              N/A                2              353
Shares Outstanding, Beginning of Period                                    N/A              N/A              353               --
SHARES OUTSTANDING, END OF PERIOD                                          N/A              N/A              355              353
  Purchases and Sales of Investment Securities:
    (excluding short-term securities)
  Purchases of securities                                       $        1,221   $        7,070   $    1,849,761        3,281,140
  Proceeds from sales of securities                                        753            3,469        1,960,576        3,608,117
  Purchases of long-term U.S. government obligations                        --               --               --               --
  Proceeds from sales of long-term U.S. government obligations              --               --               --               --

See Notes to Financial Statements.

                                                                          JANUS ASPEN                       JANUS ASPEN
                                                                           BALANCED                         CORE EQUITY
                                                                           PORTFOLIO                         PORTFOLIO
                                                                          2003             2002             2003             2002
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                  $       38,465   $       89,465   $            9   $           39
  Net realized gain/(loss) from investment transactions and
    foreign currency transactions                                      (53,035)        (255,457)            (490)          (1,464)
  Change in unrealized net appreciation/(depreciation) of
    investments and foreign currency  translations                     225,078          (81,035)           1,224           (1,189)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        210,508         (247,027)             743           (2,614)
Dividends and Distributions to Shareholders:
  Net investment income*
    Institutional Shares                                               (39,606)         (81,534)             (17)             (38)
    Service Shares                                                      (3,121)          (5,240)              (1)              (1)
    Service II Shares                                                      N/A              N/A              N/A              N/A
  Net realized gain from investment transactions*
    Institutional Shares                                                    --               --               --               --
    Service Shares                                                          --               --               --               --
    Service II Shares                                                      N/A              N/A              N/A              N/A
NET DECREASE FROM DIVIDENDS AND DISTRIBUTIONS                          (42,727)         (86,774)             (18)             (39)
Capital Share Transactions:
  Shares sold                                                          122,722          325,482            1,126            3,455
    Institutional Shares                                                73,275          135,447              174            1,004
    Service Shares                                                         N/A              N/A              N/A              N/A
    Service II Shares
  Shares issued in connection with acquisition*                            N/A              N/A              N/A              N/A
    Institutional Shares                                                   N/A              N/A              N/A              N/A
    Service Shares
  Reinvested dividends and distributions
    Institutional Shares                                                39,606           81,534               17               38
    Service Shares                                                       3,121            5,240                1                1
    Service II Shares                                                      N/A              N/A              N/A              N/A
  Shares repurchased
    Institutional Shares                                              (176,224)        (379,485)          (1,568)          (3,856)
    Service Shares                                                     (24,191)         (28,451)          (1,262)            (518)
    Service II Shares                                                      N/A              N/A              N/A              N/A
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                 38,309          139,767           (1,512)             124
Net Increase/(Decrease) in Net Assets                                  206,090         (194,034)            (787)          (2,529)
Net Assets:
  Beginning of period                                                3,423,968        3,618,002           11,076           13,605
  END OF PERIOD                                                 $    3,630,058   $    3,423,968   $       10,289   $       11,076
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                      $    3,944,009   $    3,905,700   $       13,452   $       14,964
  Undistributed net investment income/(loss)*                            4,414            8,676               --                9
  Undistributed net realized gain/(loss) from investments*            (501,595)        (448,560)          (3,795)          (3,305)
  Unrealized appreciation/(depreciation) of investments and
   foreign currency translations                                       183,230          (41,848)             632             (592)
TOTAL NET ASSETS                                                $    3,630,058   $    3,423,968   $       10,289   $       11,076
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                            5,829           14,796               82              233
  Shares issued in connection with acquisition*                            N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                                 1,831            3,878                1                3
TOTAL                                                                    7,660           18,674               83              236
  Shares Repurchased                                                    (8,521)         (17,880)            (117)            (271)
Net Increase/(Decrease) in Portfolio Shares                               (861)             794              (34)             (35)
Shares Outstanding, Beginning of Period                                152,563          151,769              742              777
SHARES OUTSTANDING, END OF PERIOD                                      151,702          152,563              708              742
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                            3,375        6,043,321               12           69,744
  Shares issued in connection with acquisition*                            N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                                   139          241,570               --               77
TOTAL                                                                    3,514        6,284,891               12           69,821
  Shares Repurchased                                                    (1,126)      (1,291,002)             (94)         (34,896)
Net Increase/(Decrease) in Portfolio Shares                              2,388        4,993,889              (82)          34,925
Shares Outstanding, Beginning of Period                                 13,246        8,252,424               95           60,122
SHARES OUTSTANDING, END OF PERIOD                                       15,634       13,246,313               13           95,047
Transactions in Portfolio Shares - Service II Shares(2)
  Shares sold                                                              N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                                   N/A              N/A              N/A              N/A
TOTAL                                                                      N/A              N/A              N/A              N/A
  Shares Repurchased                                                       N/A              N/A              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                                N/A              N/A              N/A              N/A
Shares Outstanding, Beginning of Period                                    N/A              N/A              N/A              N/A
SHARES OUTSTANDING, END OF PERIOD                                          N/A              N/A              N/A              N/A
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                       $      930,147   $    1,990,502   $        2,967   $       11,636
  Proceeds from sales of securities                                    678,435        1,737,512            4,745           10,901
  Purchases of long-term U.S. government obligations                   322,611          880,313               --              121
  Proceeds from sales of long-term U.S. government obligations         438,808        1,025,762               --              251

                                                                  JANUS ASPEN
                                                                 RISK-MANAGED     JANUS ASPEN               JANUS ASPEN
                                                                LARGE CAP CORE   MID CAP VALUE           SMALL CAP VALUE
                                                                   PORTFOLIO        PORTFOLIO                PORTFOLIO
                                                                     2003(3)          2003(4)               2003          2002(5)
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                  $            4   $           --   $            1   $           --
  Net realized gain/(loss) from investment transactions and
    foreign currency transactions                                         (105)            (263)               8               --
  Change in unrealized net appreciation/(depreciation) of
    investments and foreign currency  translations                         689            2,147               79               (4)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            588            1,884               88               (4)
Dividends and Distributions to Shareholders:
  Net investment income*
    Institutional Shares                                                   N/A               --              N/A              N/A
    Service Shares                                                          --               --               --               --
    Service II Shares                                                      N/A              N/A              N/A              N/A
  Net realized gain from investment transactions*
    Institutional Shares                                                   N/A               --              N/A              N/A
    Service Shares                                                          --               --               --               --
    Service II Shares                                                      N/A              N/A              N/A              N/A
NET DECREASE FROM DIVIDENDS AND DISTRIBUTIONS                               --               --               --               --
Capital Share Transactions:
  Shares sold                                                              N/A              490              N/A              N/A
    Institutional Shares                                                 7,768            6,866               39              500
    Service Shares                                                         N/A              N/A              N/A              N/A
    Service II Shares
  Shares issued in connection with acquisition*                            N/A            3,234              N/A              N/A
    Institutional Shares                                                   N/A           10,746              N/A              N/A
    Service Shares
  Reinvested dividends and distributions
    Institutional Shares                                                   N/A               --              N/A              N/A
    Service Shares                                                          --               --               --               --
    Service II Shares                                                      N/A              N/A              N/A              N/A
  Shares repurchased
    Institutional Shares                                                   N/A             (112)             N/A              N/A
    Service Shares                                                         (20)            (862)              --               --
    Service II Shares                                                      N/A              N/A              N/A              N/A
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                  7,748           20,362               39              500
Net Increase/(Decrease) in Net Assets                                    8,336           22,246              127              496
Net Assets:
  Beginning of period                                                       --               --              496               --
  END OF PERIOD                                                 $        8,336   $       22,246   $          623   $          496
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                      $        7,748   $       20,558   $          539   $          500
  Undistributed net investment income/(loss)*                                4               --                1               --
  Undistributed net realized gain/(loss) from investments*                (105)            (263)               8               --
  Unrealized appreciation/(depreciation) of investments and
   foreign currency translations                                           689            1,951               75               (4)
TOTAL NET ASSETS                                                $        8,336   $       22,246   $          623   $          496
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                              N/A               45              N/A              N/A
  Shares issued in connection with acquisition*                            N/A              322              N/A              N/A
  Reinvested dividends and distributions                                   N/A               --              N/A              N/A
TOTAL                                                                      N/A              367              N/A              N/A
  Shares Repurchased                                                       N/A              (11)             N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                                N/A              356              N/A              N/A
Shares Outstanding, Beginning of Period                                    N/A               --              N/A              N/A
SHARES OUTSTANDING, END OF PERIOD                                          N/A              356              N/A              N/A
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                              774              671                3           50,000
  Shares issued in connection with acquisition*                            N/A            1,070              N/A              N/A
  Reinvested dividends and distributions                                    --               --               --               --
TOTAL                                                                      774            1,741                3           50,000
  Shares Repurchased                                                        (2)             (79)              --               --
Net Increase/(Decrease) in Portfolio Shares                                772            1,662                3           50,000
Shares Outstanding, Beginning of Period                                     --               --               50               --
SHARES OUTSTANDING, END OF PERIOD                                          772            1,662               53           50,000
Transactions in Portfolio Shares - Service II Shares(2)
  Shares sold                                                              N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                                   N/A              N/A              N/A              N/A
TOTAL                                                                      N/A              N/A              N/A              N/A
  Shares Repurchased                                                       N/A              N/A              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                                N/A              N/A              N/A              N/A
Shares Outstanding, Beginning of Period                                    N/A              N/A              N/A              N/A
SHARES OUTSTANDING, END OF PERIOD                                          N/A              N/A              N/A              N/A
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                       $       10,023   $       16,333   $          106   $          488
  Proceeds from sales of securities                                      2,282           10,345               71               --
  Purchases of long-term U.S. government obligations                        --               --               --               --
  Proceeds from sales of long-term U.S. government obligations              --               --               --               --

*See Notes 3 and 6 in Notes to Financial Statements.
(1) Formerly named Janus Aspen Global Value Portfolio.
(2) Transactions in Portfolio Shares - Service Shares for the year 2002 and Transactions in Portfolio Shares - Service II Shares are not in thousands.
(3) Fiscal period from January 2, 2003 (inception date).
(4) Institutional Shares fiscal period from May 1, 2003 (inception date).
(5) Portfolio commenced operations on December 31, 2002 (inception date).

                                                                           JANUS ASPEN                      JANUS ASPEN
FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                       FLEXIBLE INCOME                   MONEY MARKET
AND FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002                            PORTFOLIO                        PORTFOLIO
(ALL NUMBERS IN THOUSANDS)                                                2003             2002             2003             2002
Operations:
  Net investment income/(loss)                                  $       14,756   $       23,719   $          174   $        1,525
  Net realized gain/(loss) from investment transactions and
    foreign currency transactions                                        3,493             (998)              --                1
  Change in unrealized net appreciation/(depreciation) of
    investments and foreign currency translations                       18,473           25,914               --               --
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         36,722           48,635              174            1,526
Dividends and Distributions to Shareholders:
  Net investment income*
    Institutional Shares                                               (15,155)         (23,184)            (174)          (1,525)
    Service Shares                                                        (403)            (329)              --               --
  Net realized gain from investment transactions*
    Institutional Shares                                                    --               --               --               (1)
    Service Shares                                                          --               --               --               --
NET DECREASE FROM DIVIDENDS AND DISTRIBUTIONS                          (15,558)         (23,513)            (174)          (1,526)
Capital Share Transactions:
  Shares sold
    Institutional Shares                                               143,168          336,396           16,407          225,785
    Service Shares                                                      10,484           13,446               --               --
  Reinvested dividends and distributions
    Institutional Shares                                                15,155           23,184              154            1,526
    Service Shares                                                         403              329               --               --
  Shares repurchased
    Institutional Shares                                               (97,867)        (180,496)         (62,593)        (254,140)
    Service Shares                                                      (1,349)          (2,412)              --               --
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                 69,994          190,447          (46,032)         (26,829)
Net Increase/(Decrease) in Net Assets                                   91,158          215,569          (46,032)         (26,829)
Net Assets:
   Beginning of period                                                 605,214          389,645           73,413          100,242
   END OF PERIOD                                                $      696,372   $      605,214   $       27,381   $       73,413
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                      $      652,050   $      582,056   $       27,381   $       73,413
  Undistributed net investment income/(loss)*                              735            1,537                3                3
  Undistributed net realized gain/(loss) from investments*              (1,202)          (4,695)              (3)              (3)
  Unrealized appreciation/(depreciation) of investments and
  foreign currency translations                                         44,789           26,316               --               --
TOTAL NET ASSETS                                                $      696,372   $      605,214   $       27,381   $       73,413
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                           11,373           27,927           16,407          225,785
  Reinvested dividends and distributions                                 1,193            1,927              154            1,526
TOTAL                                                                   12,566           29,854           16,561          227,311
  Shares Repurchased                                                    (7,752)         (15,020)         (62,593)        (254,140)
Net Increase/(Decrease) in Portfolio Shares                              4,814           14,834          (46,032)         (26,829)
Shares Outstanding, Beginning of Period                                 48,076           33,242           73,402          100,231
SHARES OUTSTANDING, END OF PERIOD                                       52,890           48,076           27,370           73,402
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                              800        1,081,763               --               --
  Reinvested dividends and distributions                                    30           25,969               --              150
TOTAL                                                                      830        1,107,732               --              150
  Shares Repurchased                                                      (102)        (192,374)              --               --
Net Increase/(Decrease) in Portfolio Shares                                728          915,358               --              150
SHARES OUTSTANDING, BEGINNING OF PERIOD                                  1,094          178,394               11           11,022
Shares Outstanding, End of Period                                        1,822        1,093,752               11           11,172
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                       $      317,472   $      559,760               --               --
  Proceeds from sales of securities                                    222,129          458,153               --               --
  Purchases of long-term U.S. government obligations                   238,912          647,054               --               --
  Proceeds from sales of long-term U.S. government obligations         265,797          576,591               --               --

*See Note 3 in Notes to Financial Statements.
(1) Transactions in Portfolio Shares - Service Shares for the year 2002 are not in thousands.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES

FOR A SHARE OUTSTANDING DURING THE
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)
AND THROUGH EACH FISCAL YEAR                                     JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO
ENDED DECEMBER 31                                  2003           2002           2001           2000           1999           1998
NET ASSET VALUE, BEGINNING OF PERIOD       $      17.37   $      20.72   $      26.79   $      33.17   $      19.94   $      12.62
Income from Investment Operations:
  Net investment income/(loss)                      .04            .12            .22            .43            .12            .01
  Net gain/(loss) on securities (both
    realized and unrealized)                       1.47          (3.36)         (6.01)         (6.43)         13.22           7.32
TOTAL FROM INVESTMENT OPERATIONS                   1.51          (3.24)         (5.79)         (6.00)         13.34           7.33
Less Distributions:
  Dividends (from net investment income)*          (.06)          (.11)          (.28)          (.37)          (.11)          (.01)
  Distributions (from capital gains)*                --             --             --           (.01)            --             --
TOTAL DISTRIBUTIONS                                (.06)          (.11)          (.28)          (.38)          (.11)          (.01)
Net Asset Value, End of Period             $      18.82   $      17.37   $      20.72   $      26.79   $      33.17   $      19.94
TOTAL RETURN**                                     8.71%        (15.67)%       (21.67)%       (18.18)%        67.00%         58.11%
Net Assets, End of Period (in thousands)   $    518,573   $    528,210   $    776,553   $  1,010,497   $    626,611   $     74,187
Average Net Assets for the Period
  (in thousands)                           $    497,910   $    640,500   $    855,499   $    954,279   $    257,422   $     25,964
Ratio of Gross Expenses to Average
  Net Assets***(1)                                 0.67%          0.67%          0.66%          0.67%          0.70%          0.92%
Ratio of Net Expenses to Average
  Net Assets***(1)                                 0.67%          0.67%          0.66%          0.67%          0.70%          0.91%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                            0.46%          0.56%          0.96%          1.60%          0.76%          0.27%
Portfolio Turnover Rate***                           10%            62%            67%            41%            52%            91%

FOR A SHARE OUTSTANDING DURING THE
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)
AND THROUGH EACH FISCAL YEAR                                             JANUS ASPEN GROWTH PORTFOLIO
ENDED DECEMBER 31                                  2003           2002           2001           2000           1999           1998
NET ASSET VALUE, BEGINNING OF PERIOD       $      14.61   $      19.89   $      26.48   $      33.65   $      23.54   $      18.48
Income from Investment Operations:
  Net investment income/(loss)                      .01            .01            .02            .05            .07            .05
  Net gain/(loss) on securities (both
    realized and unrealized)                       1.70          (5.29)         (6.56)         (4.59)         10.24           6.36
TOTAL FROM INVESTMENT OPERATIONS                   1.71          (5.28)         (6.54)         (4.54)         10.31           6.41
Less Distributions:
  Dividends (from net investment income)*            --             --           (.01)          (.06)          (.06)          (.05)
  Distributions (from capital gains)*                --             --           (.04)         (2.57)          (.14)         (1.30)
TOTAL DISTRIBUTIONS                                  --             --           (.05)         (2.63)          (.20)         (1.35)
Net Asset Value, End of Period             $      16.32   $      14.61   $      19.89   $      26.48   $      33.65   $      23.54
TOTAL RETURN**                                    11.70%        (26.51)%       (24.73)%       (14.55)%        43.98%         35.66%
Net Assets, End of Period (in thousands)   $  1,519,323   $  1,484,889   $  2,490,954   $  3,529,807   $  2,942,649   $  1,103,549
Average Net Assets for the Period
  (in thousands)                           $  1,463,847   $  1,967,021   $  2,911,331   $  3,734,449   $  1,775,373   $    789,454
Ratio of Gross Expenses to Average
  Net Assets***(1)                                 0.67%          0.67%          0.66%          0.67%          0.67%          0.68%
Ratio of Net Expenses to Average
  Net Assets***(1)                                 0.67%          0.67%          0.66%          0.67%          0.67%          0.68%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                            0.10%         (0.08)%         0.07%          0.19%          0.30%          0.26%
Portfolio Turnover Rate***                           19%            36%            48%            47%            53%            73%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.

FOR A SHARE OUTSTANDING DURING THE
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)
AND THROUGH EACH FISCAL YEAR OR PERIOD                             JANUS ASPEN GROWTH AND INCOME PORTFOLIO
ENDED DECEMBER 31                                  2003           2002           2001           2000           1999        1998(2)
NET ASSET VALUE, BEGINNING OF PERIOD       $      11.56   $      14.87   $      17.41   $      20.77   $      11.96   $      10.00
Income from Investment Operations:
  Net investment income/(loss)                      .12            .12            .20            .19            .04            .02
  Net gain/(loss) on securities (both
    realized and unrealized)                        .85          (3.32)         (2.52)         (3.08)          8.81           1.96
TOTAL FROM INVESTMENT OPERATIONS                    .97          (3.20)         (2.32)         (2.89)          8.85           1.98
Less Distributions:
  Dividends (from net investment income)*          (.12)          (.11)          (.22)          (.16)          (.04)          (.02)
  Distributions (from capital gains)*                --             --             --           (.31)            --             --
TOTAL DISTRIBUTIONS                                (.12)          (.11)          (.22)          (.47)          (.04)          (.02)
Net Asset Value, End of Period             $      12.41   $      11.56   $      14.87   $      17.41   $      20.77   $      11.96
TOTAL RETURN**                                     8.38%        (21.54)%       (13.37)%       (14.10)%        74.04%         19.80%
Net Assets, End of Period (in thousands)   $     25,192   $     55,271   $     92,659   $    123,812   $     84,480   $      6,413
Average Net Assets for the Period
  (in thousands)                           $     34,206   $     72,550   $    105,243   $    124,282   $     28,838   $      2,883
Ratio of Gross Expenses to Average
  Net Assets***(1)                                 0.78%          0.76%          0.70%          0.78%          1.06%          1.25%
Ratio of Net Expenses to Average
  Net Assets***(1)                                 0.78%          0.76%          0.70%          0.78%          1.05%          1.25%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                            1.14%          0.81%          1.19%          1.07%          0.56%          0.66%
Portfolio Turnover Rate***                           39%            54%            52%            37%            59%            62%

FOR A SHARE OUTSTANDING DURING THE
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)
AND THROUGH EACH FISCAL YEAR ENDED                                  JANUS ASPEN MID CAP GROWTH PORTFOLIO(3)
DECEMBER 31                                        2003           2002           2001           2000           1999           1998
NET ASSET VALUE, BEGINNING OF PERIOD       $      15.84   $      21.98   $      36.30   $      59.70   $      27.64   $      20.55
Income from Investment Operations:
  Net investment income/(loss)                     (.01)          (.01)            --            .01             --             --
  Net gain/(loss) on securities (both
    realized and unrealized)                       2.58          (6.13)        (14.32)        (17.08)         33.46           7.09
TOTAL FROM INVESTMENT OPERATIONS                   2.57          (6.14)        (14.32)        (17.07)         33.46           7.09
Less Distributions:
  Dividends (from net investment income)*            --             --             --             --             --             --
  Distributions (from capital gains)*                --             --             --          (4.58)         (1.40)            --
  Tax return of capital*                             --             --             --          (1.75)            --             --
TOTAL DISTRIBUTIONS                                  --             --             --          (6.33)         (1.40)            --
Net Asset Value, End of Period             $      18.41   $      15.84   $      21.98   $      36.30   $      59.70   $      27.64
Total Return**                                    16.22%        (27.93)%       (39.45)%       (31.82)%       125.40%         34.26%
Net Assets, End of Period (in thousands)   $  1,467,768   $  1,324,273   $  2,104,733   $  3,485,768   $  3,319,619   $    772,943
Average Net Assets for the Period
  (in thousands)                           $  1,346,107   $  1,609,280   $  2,508,186   $  4,409,584   $  1,476,445   $    576,444
Ratio of Gross Expenses to Average
  Net Assets***(1)                                 0.68%          0.67%          0.67%          0.66%          0.70%          0.75%
Ratio of Net Expenses to Average
  Net Assets***(1)                                 0.68%          0.67%          0.66%          0.66%          0.69%          0.75%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                           (0.13)%        (0.07)%        (0.22)%        (0.42)%        (0.50)%        (0.36)%
Portfolio Turnover Rate***                           34%            63%            99%            82%           105%           132%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.
(2) Period May 1, 1998 (inception) to December 31, 1998.
(3) Formerly named Janus Aspen Aggressive Growth Portfolio.

See Notes to Financial Statements.

FOR A SHARE OUTSTANDING DURING THE
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                                 JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO
AND THROUGH EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31             2003             2002             2001            2000(2)
NET ASSET VALUE, BEGINNING OF PERIOD                             $       5.49     $       7.77     $       9.31     $      10.00
Income from Investment Operations:
  Net investment income/(loss)                                             --              .02              .02              .05
  Net gain/(loss) on securities (both realized and unrealized)           0.67            (2.30)           (1.55)            (.72)
TOTAL FROM INVESTMENT OPERATIONS                                         0.67            (2.28)           (1.53)            (.67)
Less Distributions:
  Dividends (from net investment income)*                                  --               --               --             (.02)
  Distributions (from capital gains)*                                      --               --               --               --
  Tax return of capital*                                                   --               --             (.01)              --
TOTAL DISTRIBUTIONS                                                        --               --             (.01)            (.02)
Net Asset Value, End of Period                                   $       6.16     $       5.49     $       7.77     $       9.31
TOTAL RETURN**                                                          12.20%          (29.34)%         (16.43)%          (6.70)%
Net Assets, End of Period (in thousands)                         $      3,671     $      3,359     $      5,972     $     10,984
Average Net Assets for the Period (in thousands)                 $      3,394     $      4,432     $      6,482     $      5,372
Ratio of Gross Expenses to Average Net Assets***(1)                      0.97%            0.87%            0.81%            1.03%
Ratio of Net Expenses to Average Net Assets***(1)                        0.97%            0.87%            0.81%            1.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets***          (0.08)%          (0.39)%          (0.16)%           0.60%
Portfolio Turnover Rate***                                                136%             113%             109%             137%

FOR A SHARE OUTSTANDING DURING THE
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                                 JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO
AND THROUGH EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31             2003             2002             2001             2000(2)
NET ASSET VALUE, BEGINNING OF PERIOD                             $       2.31     $       3.90     $       6.49     $      10.00
Income from Investment Operations:
  Net investment income/(loss)                                             --              .02              .19              .16
  Net gain/(loss) on securities (both realized and unrealized)            .43            (1.61)           (2.57)           (3.56)
TOTAL FROM INVESTMENT OPERATIONS                                          .43            (1.59)           (2.38)           (3.40)
Less Distributions:
  Dividends (from net investment income)*                                  --               --             (.21)            (.11)
  Distributions (from capital gains)*                                      --               --               --               --
TOTAL DISTRIBUTIONS                                                        --               --             (.21)            (.11)
Net Asset Value, End of Period                                   $       2.74     $       2.31     $       3.90     $       6.49
TOTAL RETURN**                                                          18.61%          (40.77)%         (37.07)%         (34.03)%
Net Assets, End of Period (in thousands)                         $      3,547     $      2,721     $      5,643     $     34,950
Average Net Assets for the Period (in thousands)                 $      2,897     $      3,974     $      9,242     $     55,483
Ratio of Gross Expenses to Average Net Assets***(1)                      0.88%            0.72%            0.68%            0.69%
Ratio of Net Expenses to Average Net Assets***(1)                        0.88%            0.72%            0.67%            0.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets***           0.01%           (0.05)%           0.64%            1.64%
Portfolio Turnover Rate***                                                 43%              70%              91%              34%

  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.
(2) Period January 18, 2000 (inception) to December 31, 2000.

See Notes to Financial Statements.

FOR A SHARE OUTSTANDING DURING THE
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                        JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO
AND THROUGH EACH FISCAL YEAR ENDED DECEMBER 31                       2003             2002             2001
NET ASSET VALUE, BEGINNING OF PERIOD                             $      17.30     $      23.47     $      30.90
Income from Investment Operations:
  Net investment income/(loss)                                            .20              .18              .26
Net gain/(loss) on securities (both realized and unrealized)              .94            (6.17)           (7.43)
TOTAL FROM INVESTMENT OPERATIONS                                         1.14            (5.99)           (7.17)
Less Distributions:
  Dividends (from net investment income)*                                (.18)            (.18)            (.26)
  Distributions (from capital gains)*                                      --               --               --
  Tax return of capital*                                                   --               --               --
TOTAL DISTRIBUTIONS                                                      (.18)            (.18)            (.26)
Net Asset Value, End of Period                                   $      18.26     $      17.30     $      23.47
TOTAL RETURN**                                                           6.51%          (25.58)%         (23.23)%
Net Assets, End of Period (in thousands)                         $    562,581     $    598,972     $    869,983
Average Net Assets for the Period (in thousands)                 $    569,928     $    736,907     $    962,343
Ratio of Gross Expenses to Average Net Assets***(1)                      0.75%            0.74%            0.71%
Ratio of Net Expenses to Average Net Assets***(1)                        0.75%            0.74%            0.71%
Ratio of Net Investment Income/(Loss) to Average Net                     2.25%            0.90%            0.95%
Assets***
Portfolio Turnover Rate***                                                126%              74%              65%

FOR A SHARE OUTSTANDING DURING THE
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                        JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO
AND THROUGH EACH FISCAL YEAR ENDED DECEMBER 31                       2000             1999             1998
NET ASSET VALUE, BEGINNING OF PERIOD                             $      38.67     $      21.27     $      18.48
Income from Investment Operations:
  Net investment income/(loss)                                            .62              .06              .13
Net gain/(loss) on securities (both realized and unrealized)            (6.51)           17.40             3.07
TOTAL FROM INVESTMENT OPERATIONS                                        (5.89)           17.46             3.20
Less Distributions:
  Dividends (from net investment income)*                                (.63)            (.06)            (.14)
  Distributions (from capital gains)*                                    (.91)              --             (.27)
  Tax return of capital*                                                 (.34)              --               --
TOTAL DISTRIBUTIONS                                                     (1.88)            (.06)            (.41)
Net Asset Value, End of Period                                   $      30.90     $      38.67     $      21.27
TOTAL RETURN**                                                         (15.94)%          82.27%           17.23%
Net Assets, End of Period (in thousands)                         $  1,158,666     $    810,392     $    311,110
Average Net Assets for the Period (in thousands)                 $  1,214,163     $    425,876     $    234,421
Ratio of Gross Expenses to Average Net Assets***(1)                      0.71%            0.77%            0.86%
Ratio of Net Expenses to Average Net Assets***(1)                        0.71%            0.76%            0.86%
Ratio of Net Investment Income/(Loss) to Average Net                     1.88%            0.26%            0.73%
Assets***
Portfolio Turnover Rate***                                                 67%              80%              93%

FOR A SHARE OUTSTANDING DURING THE
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                          JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
AND THROUGH EACH FISCAL YEAR ENDED DECEMBER 31                       2003             2002             2001
NET ASSET VALUE, BEGINNING OF PERIOD                             $      21.05     $      28.54     $      36.98
Income from Investment Operations:
  Net investment income/(loss)                                            .19              .23              .24
  Net gain/(loss) on securities (both realized and unrealized)           1.21            (7.50)           (8.53)
TOTAL FROM INVESTMENT OPERATIONS                                         1.40            (7.27)           (8.29)
Less Distributions:
  Dividends (from net investment income)*                                (.19)            (.22)            (.15)
  Distributions (from capital gains)*                                      --               --               --
  Tax return of capital*                                                   --               --               --
TOTAL DISTRIBUTIONS                                                      (.19)            (.22)            (.15)
Net Asset Value, End of Period                                   $      22.26     $      21.05     $      28.54
TOTAL RETURN**                                                           6.63%          (25.50)%         (22.44)%
Net Assets, End of Period (in thousands)                         $  3,721,224     $  3,722,823     $  5,707,728
Average Net Assets for the Period (in thousands)                 $  3,567,659     $  4,703,406     $  6,387,010
Ratio of Gross Expenses to Average Net Assets***(1)                      0.72%            0.70%            0.69%
Ratio of Net Expenses to Average Net Assets***(1)                        0.72%            0.70%            0.69%
Ratio of Net Investment Income/(Loss) to Average Net                     1.80%            0.88%            0.78%
Assets***
Portfolio Turnover Rate***                                                104%              73%              82%

FOR A SHARE OUTSTANDING DURING THE
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                          JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
AND THROUGH EACH FISCAL YEAR ENDED DECEMBER 31                       2000             1999             1998
NET ASSET VALUE, BEGINNING OF PERIOD                             $      47.75     $      29.09     $      23.39
Income from Investment Operations:
  Net investment income/(loss)                                            .11              .07              .16
  Net gain/(loss) on securities (both realized and unrealized)          (7.03)           18.65             6.59
TOTAL FROM INVESTMENT OPERATIONS                                        (6.92)           18.72             6.75
Less Distributions:
  Dividends (from net investment income)*                                (.19)            (.06)            (.18)
  Distributions (from capital gains)*                                   (3.52)              --             (.87)
  Tax return of capital*                                                 (.14)              --               --
TOTAL DISTRIBUTIONS                                                     (3.85)            (.06)           (1.05)
Net Asset Value, End of Period                                   $      36.98     $      47.75     $      29.09
TOTAL RETURN**                                                         (15.67)%          64.45%           28.92%
Net Assets, End of Period (in thousands)                         $  7,704,163     $  6,496,773     $  2,890,375
Average Net Assets for the Period (in thousands)                 $  8,255,166     $  3,862,773     $  2,217,695
Ratio of Gross Expenses to Average Net Assets***(1)                      0.69%            0.71%            0.72%
Ratio of Net Expenses to Average Net Assets***(1)                        0.69%            0.71%            0.72%
Ratio of Net Investment Income/(Loss) to Average Net                     0.52%            0.20%            0.64%
Assets***
Portfolio Turnover Rate***                                                 66%              67%              77%

  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

FOR A SHARE OUTSTANDING DURING THE
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                               JANUS ASPEN BALANCED PORTFOLIO
AND THROUGH EACH FISCAL YEAR ENDED DECEMBER 31                       2003             2002             2001
NET ASSET VALUE, BEGINNING OF PERIOD                             $      20.59     $      22.57     $      24.31
Income from Investment Operations:
  Net investment income/(loss)                                            .24              .55              .65
  Net gain/(loss) on securities (both realized and unrealized)           1.06            (2.00)           (1.78)
TOTAL FROM INVESTMENT OPERATIONS                                         1.30            (1.45)           (1.13)
Less Distributions:
  Dividends (from net investment income)*                                (.27)            (.53)            (.61)
  Distributions (from capital gains)*                                      --               --               --
  Tax return of capital*                                                   --               --               --
TOTAL DISTRIBUTIONS                                                      (.27)            (.53)            (.61)
Net Asset Value, End of Period                                   $      21.62     $      20.59     $      22.57
TOTAL RETURN**                                                           6.29%           (6.44)%          (4.66)%
Net Assets, End of Period (in thousands)                         $  3,279,493     $  3,141,601     $  3,425,664
Average Net Assets for the Period (in thousands)                 $  3,130,716     $  3,327,140     $  3,361,832
Ratio of Gross Expenses to Average Net Assets***(1)                      0.66%            0.67%            0.66%
Ratio of Net Expenses to Average Net Assets***(1)                        0.66%            0.67%            0.66%
Ratio of Net Investment Income/(Loss) to Average Net                     2.28%            2.53%            2.89%
Assets***
Portfolio Turnover Rate***                                                 72%              94%             114%

FOR A SHARE OUTSTANDING DURING THE
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                               JANUS ASPEN BALANCED PORTFOLIO
AND THROUGH EACH FISCAL YEAR ENDED DECEMBER 31                       2000             1999             1998
NET ASSET VALUE, BEGINNING OF PERIOD                             $      27.91     $      22.50     $      17.47
Income from Investment Operations:
  Net investment income/(loss)                                            .64              .59              .39
  Net gain/(loss) on securities (both realized and unrealized)          (1.22)            5.38             5.51
TOTAL FROM INVESTMENT OPERATIONS                                         (.58)            5.97             5.90
Less Distributions:
  Dividends (from net investment income)*                                (.69)            (.56)            (.38)
  Distributions (from capital gains)*                                   (2.31)              --             (.49)
  Tax return of capital*                                                 (.02)              --               --
TOTAL DISTRIBUTIONS                                                     (3.02)            (.56)            (.87)
Net Asset Value, End of Period                                   $      24.31     $      27.91     $      22.50
TOTAL RETURN**                                                          (2.27)%          26.76%           34.28%
Net Assets, End of Period (in thousands)                         $  3,352,381         $2,453,0     $    882,495
Average Net Assets for the Period (in thousands)                 $  3,020,072         $1,583,6     $    555,002
Ratio of Gross Expenses to Average Net Assets***(1)                      0.66%            0.69%            0.74%
Ratio of Net Expenses to Average Net Assets***(1)                        0.66%            0.69%            0.74%
Ratio of Net Investment Income/(Loss) to Average Net                     3.15%            2.86%            2.41%
Assets***
Portfolio Turnover Rate***                                                 72%              92%              70%

FOR A SHARE OUTSTANDING DURING THE
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                             JANUS ASPEN CORE EQUITY PORTFOLIO
AND THROUGH EACH FISCAL YEAR ENDED DECEMBER 31                       2003             2002             2001
NET ASSET VALUE, BEGINNING OF PERIOD                             $      13.24     $      16.26     $      19.20
Income from Investment Operations:
  Net investment income/(loss)                                            .01              .05              .11
  Net gain/(loss) on securities (both realized and unrealized)           1.06            (3.02)           (2.34)
TOTAL FROM INVESTMENT OPERATIONS                                         1.07            (2.97)           (2.23)
Less Distributions:
  Dividends (from net investment income)*                                (.03)            (.05)            (.12)
  Distributions (from capital gains)*                                      --               --             (.59)
TOTAL DISTRIBUTIONS                                                      (.03)            (.05)            (.71)
Net Asset Value, End of Period                                   $      14.28     $      13.24     $      16.26
TOTAL RETURN**                                                           8.04%          (18.27)%         (11.75)%
Net Assets, End of Period (in thousands)                         $     10,105     $      9,825     $     12,634
Average Net Assets for the Period (in thousands)                 $      9,511     $     11,550     $     13,983
Ratio of Gross Expenses to Average Net Assets***(1)                      1.25%            1.25%            1.13%
Ratio of Net Expenses to Average Net Assets***(1)                        1.25%            1.25%            1.12%
Ratio of Net Investment Income/(Loss) to Average Net                     0.20%            0.32%            0.63%
Assets***
Portfolio Turnover Rate***                                                 65%              97%             114%

FOR A SHARE OUTSTANDING DURING THE
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                             JANUS ASPEN CORE EQUITY PORTFOLIO
AND THROUGH EACH FISCAL YEAR ENDED DECEMBER 31                       2000             1999             1998
NET ASSET VALUE, BEGINNING OF PERIOD                             $      27.32     $      19.41     $      13.46
Income from Investment Operations:
  Net investment income/(loss)                                            .07              .07              .02
  Net gain/(loss) on securities (both realized and unrealized)          (1.95)            7.99             6.16
TOTAL FROM INVESTMENT OPERATIONS                                        (1.88)            8.06             6.18
Less Distributions:
  Dividends (from net investment income)*                                (.07)            (.06)            (.02)
  Distributions (from capital gains)*                                   (6.17)            (.09)            (.21)
TOTAL DISTRIBUTIONS                                                     (6.24)            (.15)            (.23)
Net Asset Value, End of Period                                   $      19.20     $      27.32     $      19.41
TOTAL RETURN**                                                          (8.07)%          41.58%           46.24%
Net Assets, End of Period (in thousands)                         $     15,712     $     18,975     $      9,017
Average Net Assets for the Period (in thousands)                 $     17,328     $     14,663     $      5,629
Ratio of Gross Expenses to Average Net Assets***(1)                      1.25%            1.25%            1.25%
Ratio of Net Expenses to Average Net Assets***(1)                        1.25%            1.25%            1.25%
Ratio of Net Investment Income/(Loss) to Average Net                     0.36%            0.31%            0.17%
Assets***
Portfolio Turnover Rate***                                                 95%             114%              79%

  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

FOR A SHARE OUTSTANDING DURING THE                               JANUS ASPEN MID CAP VALUE PORTFOLIO
PERIOD ENDED JUNE 30, 2003 (UNAUDITED)                                        2003(1)
NET ASSET VALUE, BEGINNING OF PERIOD                                       $      10.00
Income from Investment Operations:
  Net investment income/(loss)                                                       --
  Net gain/(loss) on securities (both realized and unrealized)                     1.02
TOTAL FROM INVESTMENT OPERATIONS                                                   1.02
Less Distributions:
  Dividends (from net investment income)*                                            --
  Distributions (from capital gains)*                                                --
TOTAL DISTRIBUTIONS                                                                  --
Net Asset Value, End of Period                                             $      11.02
TOTAL RETURN**                                                                    10.20%
Net Assets, End of Period (in thousands)                                   $      3,925
Average Net Assets for the Period (in thousands)                           $      3,585
Ratio of Gross Expenses to Average Net Assets***(2)                                1.25%
Ratio of Net Expenses to Average Net Assets***(2)                                  1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***                     0.04%
Portfolio Turnover Rate***                                                          215%

FOR A SHARE OUTSTANDING DURING THE
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                           JANUS ASPEN FLEXIBLE INCOME PORTFOLIO
AND THROUGH EACH FISCAL YEAR ENDED DECEMBER 31                       2003             2002             2001
NET ASSET VALUE, BEGINNING OF PERIOD                             $      12.30     $      11.66     $      11.46
Income from Investment Operations:
  Net investment income/(loss)                                            .28              .55              .61
  Net gain/(loss) on securities (both realized and unrealized)            .42              .65              .26
TOTAL FROM INVESTMENT OPERATIONS                                          .70             1.20              .87
Less Distributions:
  Dividends (from net investment income)*                                (.29)            (.56)            (.67)
  Distributions (from capital gains)*                                      --               --               --
TOTAL DISTRIBUTIONS                                                      (.29)            (.56)            (.67)
Net Asset Value, End of Period                                   $      12.71     $      12.30     $      11.66
TOTAL RETURN**                                                           5.73%           10.48%            7.74%
Net Assets, End of Period (in thousands)                         $    672,114     $    591,189     $    387,509
Average Net Assets for the Period (in thousands)                 $    635,789     $    466,274     $    317,156
Ratio of Gross Expenses to Average Net Assets***(2)                      0.63%            0.66%            0.67%
Ratio of Net Expenses to Average Net Assets***(2)                        0.63%            0.66%            0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***           4.56%            5.02%            5.87%
Portfolio Turnover Rate***                                                156%             229%             308%

FOR A SHARE OUTSTANDING DURING THE
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                           JANUS ASPEN FLEXIBLE INCOME PORTFOLIO
AND THROUGH EACH FISCAL YEAR ENDED DECEMBER 31                       2000             1999            1998
NET ASSET VALUE, BEGINNING OF PERIOD                             $      11.41     $      12.05     $      11.78
Income from Investment Operations:
  Net investment income/(loss)                                            .72              .76              .64
  Net gain/(loss) on securities (both realized and unrealized)           (.02)            (.58)             .41
TOTAL FROM INVESTMENT OPERATIONS                                          .70              .18             1.05
Less Distributions:
  Dividends (from net investment income)*                                (.65)            (.75)            (.67)
  Distributions (from capital gains)*                                      --             (.07)            (.11)
TOTAL DISTRIBUTIONS                                                      (.65)            (.82)            (.78)
Net Asset Value, End of Period                                   $      11.46     $      11.41     $      12.05
TOTAL RETURN**                                                           6.25%            1.60%            9.11%
Net Assets, End of Period (in thousands)                         $    242,401     $    186,681     $    129,582
Average Net Assets for the Period (in thousands)                 $    206,242     $    161,459     $     86,627
Ratio of Gross Expenses to Average Net Assets***(2)                      0.76%            0.72%            0.73%
Ratio of Net Expenses to Average Net Assets***(2)                        0.76%            0.72%            0.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***           7.02%            6.99%            6.36%
Portfolio Turnover Rate***                                                202%             116%             145%

  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) Fiscal period from May 1, 2003 (inception date).
(2) See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

FOR A SHARE OUTSTANDING DURING THE
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                             JANUS ASPEN MONEY MARKET PORTFOLIO
AND THROUGH EACH FISCAL YEAR ENDED DECEMBER 31                       2003             2002             2001
NET ASSET VALUE, BEGINNING OF PERIOD                             $       1.00     $       1.00     $       1.00
Income from Investment Operations:
  Net investment income/(loss)                                             --(2)           .02              .04
  Net gain/(loss) on securities (both realized and unrealized)             --               --               --
TOTAL FROM INVESTMENT OPERATIONS                                           --              .02              .04
Less Distributions:
  Dividends (from net investment income)*                                  --(2)          (.02)            (.04)
  Distributions (from capital gains)*                                      --               --               --
TOTAL DISTRIBUTIONS                                                        --             (.02)            (.04)
Net Asset Value, End of Period                                   $       1.00     $       1.00     $       1.00
TOTAL RETURN**                                                           0.48%            1.63%            4.22%
Net Assets, End of Period (in thousands)                         $     27,370     $     73,402     $    100,231
Average Net Assets for the Period (in thousands)                 $     35,872     $     93,310     $     96,524
Ratio of Gross Expenses to Average Net Assets***(1)                      0.50%            0.39%            0.34%
Ratio of Net Expenses to Average Net Assets***(1)                        0.50%            0.39%            0.34%
Ratio of Net Investment Income/(Loss) to Average Net                     0.98%            1.63%            4.07%
Assets***

FOR A SHARE OUTSTANDING DURING THE
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                             JANUS ASPEN MONEY MARKET PORTFOLIO
AND THROUGH EACH FISCAL YEAR ENDED DECEMBER 31                       2000             1999             1998
NET ASSET VALUE, BEGINNING OF PERIOD                             $       1.00     $       1.00     $       1.00
Income from Investment Operations:
  Net investment income/(loss)                                            .06              .05              .05
  Net gain/(loss) on securities (both realized and unrealized)             --               --               --
TOTAL FROM INVESTMENT OPERATIONS                                          .06              .05              .05
Less Distributions:
  Dividends (from net investment income)*                                (.06)            (.05)            (.05)
  Distributions (from capital gains)*                                      --               --               --
TOTAL DISTRIBUTIONS                                                      (.06)            (.05)            (.05)
Net Asset Value, End of Period                                   $       1.00     $       1.00     $       1.00
TOTAL RETURN**                                                           6.29%            4.98%            5.36%
Net Assets, End of Period (in thousands)                         $     70,808     $     69,266     $     38,690
Average Net Assets for the Period (in thousands)                 $     64,491     $     54,888     $     31,665
Ratio of Gross Expenses to Average Net Assets***(1)                      0.36%            0.43%            0.34%
Ratio of Net Expenses to Average Net Assets***(1)                        0.36%            0.43%            0.34%
Ratio of Net Investment Income/(Loss) to Average Net                     6.13%            4.94%            5.21%
Assets***

  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.
(2) Net investment income/(loss) and Dividends (from net investment income) aggregated less than $.01 on a per share basis for the period ended June 30, 2003.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS - SERVICE SHARES

FOR A SHARE OUTSTANDING DURING THE                                                             JANUS ASPEN
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                                            CAPITAL APPRECIATION PORTFOLIO
AND THROUGH EACH FISCAL YEAR ENDED DECEMBER 31                              2003           2002           2001           2000
NET ASSET VALUE, BEGINNING OF PERIOD                                $      17.24    $     20.57    $     26.54    $     32.77
Income from Investment Operations:
  Net investment income/(loss)                                               .02            .06            .14            .27
  Net gain/(loss) on securities (both realized and unrealized)              1.47          (3.33)         (5.92)         (6.27)
TOTAL FROM INVESTMENT OPERATIONS                                            1.49          (3.27)         (5.78)         (6.00)
Less Distributions:
  Dividends (from net investment income)*                                   (.03)          (.06)          (.19)          (.22)
  Distributions (from capital gains)*                                         --             --             --           (.01)
TOTAL DISTRIBUTIONS                                                         (.03)          (.06)          (.19)          (.23)
Net Asset Value, End of Period                                      $      18.70    $     17.24    $     20.57    $     26.54
TOTAL RETURN**                                                              8.62%        (15.93)%       (21.83)%       (18.37)%
Net Assets, End of Period (in thousands)                            $    390,631    $   367,266    $   498,094    $   527,960
Average Net Assets for the Period (in thousands)                    $    371,571    $   432,801    $   514,004    $   311,628
Ratio of Gross Expenses to Average Net Assets***(1)                         0.92%          0.92%          0.91%          0.92%
Ratio of Net Expenses to Average Net Assets***(1)                           0.92%          0.92%          0.91%          0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***              0.21%          0.30%          0.69%          1.52%
Portfolio Turnover Rate***                                                    10%            62%            67%            41%

FOR A SHARE OUTSTANDING DURING THE                                                         JANUS ASPEN
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                                              GROWTH PORTFOLIO
AND THROUGH EACH FISCAL YEAR ENDED DECEMBER 31                              2003           2002           2001           2000
NET ASSET VALUE, BEGINNING OF PERIOD                                $      14.48    $     19.76    $     26.36    $     33.52
Income from Investment Operations:
  Net investment income/(loss)                                              (.02)          (.04)          (.02)          (.01)
  Net gain/(loss) on securities (both realized and unrealized)              1.70          (5.24)         (6.54)         (4.58)
TOTAL FROM INVESTMENT OPERATIONS                                            1.68          (5.28)         (6.56)         (4.59)
Less Distributions:
  Dividends (from net investment income)*                                     --             --             --             --
  Distributions (from capital gains)*                                         --             --           (.04)         (2.57)
TOTAL DISTRIBUTIONS                                                           --             --           (.04)         (2.57)
Net Asset Value, End of Period                                      $      16.16    $     14.48    $     19.76    $     26.36
TOTAL RETURN**                                                             11.60%        (26.72)%       (24.90)%       (14.75)%
Net Assets, End of Period (in thousands)                            $    186,378    $   177,327    $   237,012    $   104,656
Average Net Assets for the Period (in thousands)                    $    177,507    $   219,594    $   160,200    $    29,782
Ratio of Gross Expenses to Average Net Assets***(1)                         0.92%          0.92%          0.91%          0.92%
Ratio of Net Expenses to Average Net Assets***(1)                           0.92%          0.92%          0.91%          0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***             (0.15)%        (0.33)%        (0.20)%        (0.07)%
Portfolio Turnover Rate***                                                    19%            36%            48%            47%


  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

FOR A SHARE OUTSTANDING DURING THE                                                            JANUS ASPEN
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                                            GROWTH AND INCOME PORTFOLIO
AND THROUGH EACH FISCAL YEAR ENDED DECEMBER 31                             2003           2002           2001           2000
NET ASSET VALUE, BEGINNING OF PERIOD                                $     11.56    $     14.87    $     17.35    $     20.63
Income from Investment Operations:
  Net investment income/(loss)                                              .04            .08            .12            .07
  Net gain/(loss) on securities (both realized and unrealized)              .92          (3.31)         (2.47)         (2.99)
TOTAL FROM INVESTMENT OPERATIONS                                            .96          (3.23)         (2.35)         (2.92)
Less Distributions:
  Dividends (from net investment income)*                                  (.05)          (.08)          (.13)          (.05)
  Distributions (from capital gains)*                                        --             --             --           (.31)
  Tax return of capital*                                                     --             --             --             --
TOTAL DISTRIBUTIONS                                                        (.05)          (.08)          (.13)          (.36)
Net Asset Value, End of Period                                      $     12.47    $     11.56    $     14.87    $     17.35
TOTAL RETURN**                                                             8.30%        (21.77)%       (13.58)%       (14.31)%
Net Assets, End of Period (in thousands)                            $    61,072    $    62,087    $    85,154    $    54,212
Average Net Assets for the Period (in thousands)                    $    59,642    $    78,089    $    73,705    $    12,868
Ratio of Gross Expenses to Average Net Assets***(1)                        1.04%          1.01%          0.95%          1.11%
Ratio of Net Expenses to Average Net Assets***(1)                          1.04%          1.01%          0.95%          1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets***             0.68%          0.57%          0.91%          1.20%
Portfolio Turnover Rate***                                                   39%            54%            52%            37%

FOR A SHARE OUTSTANDING DURING THE                                                          JANUS ASPEN
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                                           MID CAP GROWTH PORTFOLIO(2)
AND THROUGH EACH FISCAL YEAR ENDED DECEMBER 31                             2003           2002           2001           2000
NET ASSET VALUE, BEGINNING OF PERIOD                                $     15.62    $     21.73    $     35.97    $     59.16
Income from Investment Operations:
  Net investment income/(loss)                                             (.03)          (.04)          (.09)           .12
  Net gain/(loss) on securities (both realized and unrealized)             2.55          (6.07)        (14.15)        (16.98)
TOTAL FROM INVESTMENT OPERATIONS                                           2.52          (6.11)        (14.24)        (16.86)
Less Distributions:
  Dividends (from net investment income)*                                    --             --             --             --
  Distributions (from capital gains)*                                        --             --             --          (4.58)
  Tax return of capital*                                                     --             --             --          (1.75)
TOTAL DISTRIBUTIONS                                                          --             --             --          (6.33)
Net Asset Value, End of Period                                      $     18.14    $     15.62    $     21.73    $     35.97
TOTAL RETURN**                                                            16.07%        (28.12)%       (39.59)%       (31.78)%
Net Assets, End of Period (in thousands)                            $   164,958    $   137,089    $   169,656    $   126,135
Average Net Assets for the Period (in thousands)                    $   146,322    $   149,682    $   146,884    $    43,775
Ratio of Gross Expenses to Average Net Assets***(1)                        0.93%          0.92%          0.92%          0.92%
Ratio of Net Expenses to Average Net Assets***(1)                          0.93%          0.92%          0.92%          0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***            (0.37)%        (0.32)%        (0.48)%        (0.65)%
Portfolio Turnover Rate***                                                   34%            63%            99%            82%


  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)See Note 5 in Notes to Financial Statements.
(2)Formerly named Janus Aspen Aggressive Growth Portfolio.

See Notes to Financial Statements.

                                                                                         JANUS ASPEN
FOR A SHARE OUTSTANDING DURING THE                                         RISK-MANAGED LARGE CAP GROWTH PORTFOLIO
PERIOD ENDED JUNE 30, 2003 (UNAUDITED)                                                     2003(1)
NET ASSET VALUE, BEGINNING OF PERIOD                                                  $    10.00
Income from Investment Operations:
  Net investment income/(loss)                                                              (.03)
  Net gain/(loss) on securities (both realized and unrealized)                               .94
TOTAL FROM INVESTMENT OPERATIONS                                                             .91
Less Distributions:                                                                           --
  Dividends (from net investment income)*                                                     --
TOTAL DISTRIBUTIONS                                                                           --
Net Asset Value, End of Period                                                        $     10.91
TOTAL RETURN**                                                                              9.10%
Net Assets, End of Period (in thousands)                                              $    8,181
Average Net Assets for the Period (in thousands)                                           7,484
Ratio of Gross Expenses to Average Net Assets***(2)                                         1.50%
Ratio of Net Expenses to Average Net Assets***(2)                                           1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***                             (0.63)%
Portfolio Turnover Rate***                                                                    61%

FOR A SHARE OUTSTANDING DURING THE                                                         JANUS ASPEN
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                                         GLOBAL LIFE SCIENCES PORTFOLIO
AND THROUGH EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31                    2003           2002           2001        2000(3)
NET ASSET VALUE, BEGINNING OF PERIOD                                $      5.46    $      7.75    $      9.31    $     10.00
Income from Investment Operations:
  Net investment income/(loss)                                             (.01)            --             --             --
  Net gain/(loss) on securities (both realized and unrealized)              .68          (2.29)         (1.56)          (.69)
TOTAL FROM INVESTMENT OPERATIONS                                            .67          (2.29)         (1.56)          (.69)
Less Distributions:
  Dividends (from net investment income)*                                    --             --             --             --
TOTAL DISTRIBUTIONS                                                          --             --             --             --
Net Asset Value, End of Period                                      $      6.13    $      5.46    $      7.75    $      9.31
TOTAL RETURN**                                                            12.27%        (29.55)%       (16.76)%        (6.90)%
Net Assets, End of Period (in thousands)                            $    28,335    $    26,514    $    44,161    $    48,005
Average Net Assets for the Period (in thousands)                    $    27,043    $    34,475    $    38,230    $    16,247
Ratio of Gross Expenses to Average Net Assets***(2)                        1.22%          1.12%          1.07%          1.20%
Ratio of Net Expenses to Average Net Assets***(2)                          1.22%          1.12%          1.06%          1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***            (0.32)%        (0.63)%        (0.43)%        (0.03)%
Portfolio Turnover Rate***                                                  136%           113%           109%           137%

  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)Period January 2, 2003 (inception) to June 30, 2003.
(2)See Note 5 in Notes to Financial Statements.
(3)Period January 18, 2000 (inception) to December 31, 2000.

See Notes to Financial Statements.

FOR A SHARE OUTSTANDING DURING THE                                                         JANUS ASPEN
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                                         GLOBAL TECHNOLOGY PORTFOLIO
AND THROUGH EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31                    2003           2002           2001        2000(1)
NET ASSET VALUE, BEGINNING OF PERIOD                                $      2.41    $      4.08    $      6.55    $     10.00
Income from Investment Operations:
  Net investment income/(loss)                                               --             --            .02            .05
  Net gain/(loss) on securities (both realized and unrealized)              .44          (1.67)         (2.46)         (3.46)
TOTAL FROM INVESTMENT OPERATIONS                                            .44          (1.67)         (2.44)         (3.41)
Less Distributions:
  Dividends (from net investment income)*                                    --             --           (.03)          (.04)
  Distributions (from capital gains)*                                        --             --             --             --
TOTAL DISTRIBUTIONS                                                          --             --           (.03)          (.04)
Net Asset Value, End of Period                                      $      2.85    $      2.41    $      4.08    $      6.55
TOTAL RETURN**                                                            18.26%        (40.93)%       (37.31)%       (34.11)%
Net Assets, End of Period (in thousands)                            $   142,449    $   127,656    $   287,103    $   374,544
Average Net Assets for the Period (in thousands)                    $   127,960    $   191,037    $   307,222    $   268,923
Ratio of Gross Expenses to Average Net Assets***(2)                        1.12%          0.97%          0.95%          0.94%
Ratio of Net Expenses to Average Net Assets***(2)                          1.12%          0.97%          0.94%          0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets***            (0.21)%        (0.29)%         0.42%          1.14%
Portfolio Turnover Rate***                                                   43%            70%            91%            34%

FOR A SHARE OUTSTANDING DURING THE                                                             JANUS ASPEN
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                                              INTERNATIONAL GROWTH PORTFOLIO
AND THROUGH EACH FISCAL YEAR ENDED DECEMBER 31                              2003           2002           2001           2000
NET ASSET VALUE, BEGINNING OF PERIOD                                $     17.18    $     23.30    $     30.64    $     38.29
Income from Investment Operations:
  Net investment income/(loss)                                              .17            .13            .18            .46
  Net gain/(loss) on securities (both realized and unrealized)              .93          (6.12)         (7.35)         (6.39)
TOTAL FROM INVESTMENT OPERATIONS                                           1.10          (5.99)         (7.17)         (5.93)
Less Distributions:
  Dividends (from net investment income)*                                  (.15)          (.13)          (.17)          (.47)
  Distributions (from capital gains)*                                        --             --             --           (.91)
  Tax return of capital*                                                     --             --             --           (.34)
TOTAL DISTRIBUTIONS                                                        (.15)          (.13)          (.17)         (1.72)
Net Asset Value, End of Period                                      $     18.13    $     17.18    $     23.30    $     30.64
TOTAL RETURN**                                                             6.33%        (25.76)%       (23.43)%       (16.14)%
Net Assets, End of Period (in thousands)                            $   380,027    $   380,620    $   541,803    $   497,212
Average Net Assets for the Period (in thousands)                    $   362,446    $   477,995    $   522,001    $   269,680
Ratio of Gross Expenses to Average Net Assets***(2)                        1.00%          0.99%          0.96%          0.96%
Ratio of Net Expenses to Average Net Assets***(2)                          1.00%          0.99%          0.96%          0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets***             2.03%          0.67%          0.68%          1.85%
Portfolio Turnover Rate***                                                  126%            74%            65%            67%

  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)Period January 18, 2000 (inception) to December 31, 2000.
(2)See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

FOR A SHARE OUTSTANDING DURING THE                                                   JANUS ASPEN
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                                INTERNATIONAL VALUE PORTFOLIO(2)
AND THROUGH EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31                    2003           2002        2001(3)
NET ASSET VALUE, BEGINNING OF PERIOD                                   $    9.00      $   10.49      $   10.00
Income from Investment Operations:
  Net investment income/(loss)                                               .08             --            .01
  Net gain/(loss) on securities (both realized and unrealized)               .34          (1.41)           .49
TOTAL FROM INVESTMENT OPERATIONS                                             .42          (1.41)           .50
Less Distributions:
  Dividends (from net investment income)*                                   (.06)            --           (.01)
  Distributions (from capital gains)*                                         --           (.08)            --
  Tax return of capital*                                                      --             --             --
TOTAL DISTRIBUTIONS                                                         (.06)          (.08)          (.01)
Net Asset Value, End of Period                                         $    9.36      $    9.00      $   10.49
TOTAL RETURN**                                                              4.48%        (13.37)%         4.97%
Net Assets, End of Period (in thousands)                               $   6,273      $   5,969      $   2,108
Average Net Assets for the Period (in thousands)                       $   5,964      $   3,989      $   1,947
Ratio of Gross Expenses to Average Net Assets***(1)                         1.50%          1.50%          1.50%
Ratio of Net Expenses to Average Net Assets***(1)                           1.50%          1.50%          1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***              1.76%         (0.09)%         0.10%
Portfolio Turnover Rate***                                                    29%           106%            22%

FOR A SHARE OUTSTANDING DURING THE                                                          JANUS ASPEN
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                                            WORLDWIDE GROWTH PORTFOLIO
AND THROUGH EACH FISCAL YEAR ENDED DECEMBER 31                              2003           2002           2001           2000
NET ASSET VALUE, BEGINNING OF PERIOD                                $     20.95    $     28.38    $     36.77    $     47.49
Income from Investment Operations:
  Net investment income/(loss)                                              .16            .14            .17           (.07)
  Net gain/(loss) on securities (both realized and unrealized)             1.21          (7.43)         (8.48)         (6.97)
TOTAL FROM INVESTMENT OPERATIONS                                           1.37          (7.29)         (8.31)         (7.04)
Less Distributions:
  Dividends (from net investment income)*                                  (.14)          (.14)          (.08)          (.02)
  Distributions (from capital gains)*                                        --             --             --          (3.52)
  Tax return of capital*                                                     --             --             --           (.14)
TOTAL DISTRIBUTIONS                                                        (.14)          (.14)          (.08)         (3.68)
Net Asset Value, End of Period                                      $     22.18    $     20.95    $     28.38    $     36.77
TOTAL RETURN**                                                             6.48%        (25.71)%       (22.62)%       (15.99)%
Net Assets, End of Period (in thousands)                            $   209,637    $   192,629    $   171,392    $    71,757
Average Net Assets for the Period (in thousands)                    $   193,534    $   188,639    $   119,429    $    22,158
Ratio of Gross Expenses to Average Net Assets***(1)                        0.97%          0.95%          0.94%          0.95%
Ratio of Net Expenses to Average Net Assets***(1)                          0.97%          0.95%          0.94%          0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets***             1.56%          0.64%          0.47%          0.29%
Portfolio Turnover Rate***                                                  104%            73%            82%            66%

  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)See Note 5 in Notes to Financial Statements.
(2)Formerly named Janus Aspen Global Value Portfolio.
(3)Period May 1, 2001 (inception) to December 31, 2001.

See Notes to Financial Statements.

FOR A SHARE OUTSTANDING DURING THE                                                         JANUS ASPEN
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                                              BALANCED PORTFOLIO
AND THROUGH EACH FISCAL YEAR ENDED DECEMBER 31                              2003           2002           2001           2000
NET ASSET VALUE, BEGINNING OF PERIOD                                $     21.32    $     23.31    $     24.92    $     27.82
Income from Investment Operations:
  Net investment income/(loss)                                              .20            .45            .47            .17
  Net gain/(loss) on securities (both realized and unrealized)             1.10          (2.00)         (1.68)          (.52)
TOTAL FROM INVESTMENT OPERATIONS                                           1.30          (1.55)         (1.21)          (.35)
Less Distributions:
  Dividends (from net investment income)*                                  (.20)          (.44)          (.40)          (.22)
  Distributions (from capital gains)*                                        --             --             --          (2.31)
  Tax return of capital*                                                     --             --             --           (.02)
TOTAL DISTRIBUTIONS                                                        (.20)          (.44)          (.40)         (2.55)
Net Asset Value, End of Period                                      $     22.42    $     21.32    $     23.31    $     24.92
TOTAL RETURN                                                               6.11%         (6.67)%        (4.90)%        (1.37)%
Net Assets, End of Period (in thousands)                            $   350,565    $   282,367    $   192,338    $    48,634
Average Net Assets for the Period (in thousands)                    $   307,194    $   237,813    $   108,835    $    13,810
Ratio of Gross Expenses to Average Net Assets(1)                           0.91%          0.92%          0.91%          0.92%
Ratio of Net Expenses to Average Net Assets(1)                             0.91%          0.92%          0.91%          0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets                2.03%          2.28%          2.58%          2.93%
Portfolio Turnover Rate                                                      72%            94%           114%            72%

FOR A SHARE OUTSTANDING DURING THE                                                      JANUS ASPEN
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                                           CORE EQUITY PORTFOLIO
AND THROUGH EACH FISCAL YEAR ENDED DECEMBER 31                              2003           2002           2001           2000
NET ASSET VALUE, BEGINNING OF PERIOD                                $     13.16    $     16.15    $     19.05    $     27.15
Income from Investment Operations:
  Net investment income/(loss)                                              .01            .01            .05            .01
  Net gain/(loss) on securities (both realized and unrealized)             1.30          (2.99)         (2.31)         (1.93)
TOTAL FROM INVESTMENT OPERATIONS                                           1.31          (2.98)         (2.26)         (1.92)
Less Distributions:
  Dividends (from net investment income)*                                  (.04)          (.01)          (.05)          (.01)
  Distributions (from capital gains)*                                        --             --           (.59)         (6.17)
TOTAL DISTRIBUTIONS                                                        (.04)          (.01)          (.64)         (6.18)
Net Asset Value, End of Period                                      $     14.43    $     13.16    $     16.15    $     19.05
TOTAL RETURN                                                               9.92%        (18.45)%       (12.04)%        (8.24)%
Net Assets, End of Period (in thousands)                            $       184    $     1,251    $       971    $       306
Average Net Assets for the Period (in thousands)                    $       197    $     1,012    $       612    $        93
Ratio of Gross Expenses to Average Net Assets(1)                           1.46%          1.50%          1.30%          1.52%
Ratio of Net Expenses to Average Net Assets(1)                             1.46%          1.50%          1.30%          1.52%
Ratio of Net Investment Income/(Loss) to Average Net Assets               (0.43)%         0.09%          0.44%          0.38%
Portfolio Turnover Rate                                                      65%            97%           114%            95%

*See Note 3 in Notes to Financial Statements.
(1)See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                                                                              JANUS ASPEN
FOR A SHARE OUTSTANDING DURING THE                                              RISK-MANAGED LARGE CAP CORE PORTFOLIO
PERIOD ENDED JUNE 30, 2003 (UNAUDITED)                                                          2003(1)
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $   10.00
Income from Investment Operations:
  Net investment income/(loss)                                                                    .01
  Net gain/(loss) on securities (both realized and unrealized)                                    .78
TOTAL FROM INVESTMENT OPERATIONS                                                                  .79
Less Distributions:                                                                                --
  Dividends (from net investment income)*                                                          --
  Distributions (from capital gains)*                                                              --
TOTAL DISTRIBUTIONS                                                                                --
Net Asset Value, End of Period                                                              $   10.79
TOTAL RETURN**                                                                                   7.90%
Net Assets, End of Period (in thousands)                                                    $   8,336
Average Net Assets for the Period (in thousands)                                            $   7,485
Ratio of Gross Expenses to Average Net Assets***(2)                                              1.50%
Ratio of Net Expenses to Average Net Assets***(2)                                                1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***                                   0.12%
Portfolio Turnover Rate***                                                                         61%

                                                                             JANUS ASPEN              JANUS ASPEN
FOR A SHARE OUTSTANDING DURING THE                                          MID CAP VALUE           SMALL CAP VALUE
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                                   PORTFOLIO                 PORTFOLIO
AND THROUGH EACH FISCAL PERIOD ENDED DECEMBER 31                                 2003               2003        2002(3)
NET ASSET VALUE, BEGINNING OF PERIOD                                        $   10.00           $  9.92       $   10.00
Income from Investment Operations:
  Net investment income/(loss)                                                   (.01)               .01             --
  Net gain/(loss) on securities (both realized and unrealized)                   1.03               1.74           (.08)
TOTAL FROM INVESTMENT OPERATIONS                                                 1.02               1.75           (.08)
Less Distributions:                                                                --                 --             --
  Dividends (from net investment income)*                                          --                 --             --
  Distributions (from capital gains)*                                              --                 --             --
TOTAL DISTRIBUTIONS                                                                --                 --             --
Net Asset Value, End of Period                                              $   11.02           $  11.67      $    9.92
TOTAL RETURN**                                                                   10.20%            16.70%         (0.80)%
Net Assets, End of Period (in thousands)                                    $  18,321           $    623      $     496
Average Net Assets for the Period (in thousands)                            $   6,286           $    518      $      --
Ratio of Gross Expenses to Average Net Assets***(2)                             1.50%               1.60%           N/A
Ratio of Net Expenses to Average Net Assets***(2)                               1.50%               1.60%           N/A
Ratio of Net Investment Income/(Loss) to Average Net Assets***                  (0.03)%             0.17%           N/A
Portfolio Turnover Rate***                                                        215%                28%             0%

  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)Period January 2, 2003 (inception) to June 30, 2003.
(2)See Note 5 in Notes to Financial Statements.
(3)Portfolio commenced operations on December 31, 2002 (inception date).

See Notes to Financial Statements.

FOR A SHARE OUTSTANDING DURING THE                                                             JANUS ASPEN
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                                               FLEXIBLE INCOME PORTFOLIO
AND THROUGH EACH FISCAL YEAR ENDED DECEMBER 31                              2003           2002           2001           2000
NET ASSET VALUE, BEGINNING OF PERIOD                                $     12.82    $     11.98    $     11.62    $     11.41
Income from Investment Operations:
  Net investment income/(loss)                                              .23            .34            .47            .53
  Net gain/(loss) on securities (both realized and unrealized)              .49            .87            .39            .14
TOTAL FROM INVESTMENT OPERATIONS                                            .72           1.21            .86            .67
Less Distributions:
  Dividends (from net investment income)*                                  (.23)          (.37)          (.50)          (.46)
  Distributions (from capital gains)*                                        --             --             --             --
TOTAL DISTRIBUTIONS                                                        (.23)          (.37)          (.50)          (.46)
Net Asset Value, End of Period                                      $     13.31    $     12.82    $     11.98    $     11.62
TOTAL RETURN**                                                             5.66%         10.16%          7.49%          6.00%
Net Assets, End of Period (in thousands)                            $    24,258    $    14,025    $     2,136    $       568
Average Net Assets for the Period (in thousands)                    $    19,423    $     7,218    $     1,452    $       187
Ratio of Gross Expenses to Average Net Assets***(1)                        0.88%          0.91%          0.91%          0.99%
Ratio of Net Expenses to Average Net Assets***(1)                          0.88%          0.91%          0.90%          0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***             4.31%          4.61%          5.56%          6.54%
Portfolio Turnover Rate***                                                  156%           229%           308%           202%

FOR A SHARE OUTSTANDING DURING THE                                                        JANUS ASPEN
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                                            MONEY MARKET PORTFOLIO
AND THROUGH EACH FISCAL YEAR ENDED DECEMBER 31                              2003           2002           2001           2000
NET ASSET VALUE, BEGINNING OF PERIOD                                $      1.00    $      1.00    $      1.00    $      1.00
Income from Investment Operations:
  Net investment income/(loss)                                               --(2)         .01            .04            .06
  Net gain/(loss) on securities                                              --             --             --             --
TOTAL FROM INVESTMENT OPERATIONS                                             --            .01            .04            .06
Less Distributions:
  Dividends (from net investment income)*                                    --(2)        (.01)          (.04)          (.06)
  Distributions (from capital gains)*                                         --            --             --             --
TOTAL DISTRIBUTIONS                                                          --           (.01)          (.04)          (.06)
Net Asset Value, End of Period                                      $      1.00    $      1.00    $      1.00    $      1.00
TOTAL RETURN**                                                             0.35%          1.36%          3.97%          6.03%
Net Assets, End of Period (in thousands)                            $        11    $        11    $        11    $        10
Average Net Assets for the Period (in thousands)                    $        11    $        11    $        11    $        10
Ratio of Gross Expenses to Average Net Assets***(1)                        0.77%          0.66%          0.59%          0.61%
Ratio of Net Expenses to Average Net Assets***(1)                          0.77%          0.66%          0.59%          0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***             0.71%          1.35%          3.91%          5.84%

  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)See Note 5 in Notes to Financial Statements.
(2)Net investment income/(loss) and Dividends (from net investment income) aggregated less than $.01 on a per share basis for the period ended June 30, 2003.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS - SERVICE II SHARES

FOR A SHARE OUTSTANDING DURING THE                                                        JANUS ASPEN
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                                        GLOBAL TECHNOLOGY PORTFOLIO
AND THROUGH EACH FISCAL YEAR ENDED DECEMBER 31                                            2003           2002
NET ASSET VALUE, BEGINNING OF PERIOD                                               $      2.44    $      4.13
Income from Investment Operations:
  Net investment income/(loss)                                                              --            .01
  Net gain/(loss) on securities (both realized and unrealized)                             .46          (1.70)
TOTAL FROM INVESTMENT OPERATIONS                                                           .46          (1.69)
Less Distributions:
  Dividends (from net investment income)*                                                   --            --
  Distributions (from capital gains)*                                                       --            --
TOTAL DISTRIBUTIONS                                                                         --            --
Net Asset Value, End of Period                                                     $      2.90    $      2.44
TOTAL RETURN**                                                                           18.85%        (40.92)%
Net Assets, End of Period (in thousands)                                           $    20,658    $    13,911
Average Net Assets for the Period (in thousands)                                   $    16,881    $     6,085
Ratio of Gross Expenses to Average Net Assets***(1)                                       1.12%         1.04%
Ratio of Net Expenses to Average Net Assets***(1)                                         1.12%         1.04%
Ratio of Net Investment Income/(Loss) to Average Net Assets***                           (0.18)%       (0.42)%
Portfolio Turnover Rate***                                                                  43%           70%

FOR A SHARE OUTSTANDING DURING THE                                       JANUS ASPEN                    JANUS ASPEN
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)                      INTERNATIONAL GROWTH PORTFOLIO    WORLDWIDE GROWTH PORTFOLIO
AND THROUGH EACH FISCAL YEAR ENDED DECEMBER 31                             2003           2002           2003          2002
NET ASSET VALUE, BEGINNING OF PERIOD                                $     17.27    $     23.24    $     21.02    $     28.49
Income from Investment Operations:
  Net investment income/(loss)                                              .17            .04            .16            .15
  Net gain/(loss) on securities (both realized and unrealized)              .94          (5.97)          1.21          (7.47)
TOTAL FROM INVESTMENT OPERATIONS                                           1.11          (5.93)          1.37          (7.32)
Less Distributions:
  Dividends (from net investment income)*                                  (.15)          (.04)          (.14)          (.15)
  Distributions (from capital gains)*                                        --             --             --             --
TOTAL DISTRIBUTIONS                                                        (.15)          (.04)          (.14)          (.15)
Net Asset Value, End of Period                                      $     18.23    $     17.27    $     22.25    $     21.02
TOTAL RETURN**                                                             6.34%        (25.51)%         6.51%        (25.71)%
Net Assets, End of Period (in thousands)                            $    47,939    $    35,742    $         8    $         7
Average Net Assets for the Period (in thousands)                    $    40,322    $    15,892    $         7    $         9
Ratio of Gross Expenses to Average Net Assets***(1)                        1.00%          1.01%          0.97%          0.95%
Ratio of Net Expenses to Average Net Assets***(1)                          1.00%          1.01%          0.97%          0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***             2.17%          0.47%          1.56%          0.64%
Portfolio Turnover Rate***                                                  126%            74%           104%            73%

  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Notes to Schedules of Investments (unaudited)

ADR                 American Depository Receipt
New York Shares     Securities of foreign companies trading on the New York
                    Stock Exchange
RNC                 Represents non-convertible savings shares 144A Securities
                    sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

Section 4(2) Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

     *Non-income-producing security.

    **A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.
     ^Rate is subject to change. Rate shown reflects current rate.

     @Security is a defaulted security in Janus Aspen Global Technology
      Portfolio and Janus Aspen Flexible Income Portfolio with accrued interest in the amounts of $40,000 and $39,840, respectively, that was written-off December 10, 2001.

    ^^Security is illiquid.

   ***Security is a U.S. Treasury Inflation-Protected Security (TIPS).

     #Loaned Security, a portion or all of the security is on loan at June 30, 2003.

     +The security is purchased with the cash collateral received from securities on loan (Note 1).

    @@SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                                                                                                      VALUE AS
                                                     ACQUISITION      ACQUISITION       FAIR            % OF
                                                        DATE             COST           VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------
JANUS ASPEN GROWTH AND INCOME PORTFOLIO
El Paso Corp., 7.875%, notes, due 6/15/12               4/16/03       $     56,703   $     60,206            0.1%
----------------------------------------------------------------------------------------------------------------
JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO
Candescent Technologies Corp., 8.00%
  convertible senior subordinated debentures
  due 5/1/03                                             3/6/00       $    862,378   $     85,000            0.1%
Mercury Interactive Corp., 4.75%
  convertible notes, due 7/1/07                         6/27/00       $    900,000   $    887,625            0.5%
----------------------------------------------------------------------------------------------------------------
JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO
TI Automotive, Ltd.                                      7/2/01       $          0   $          0            0.0%
----------------------------------------------------------------------------------------------------------------
JANUS ASPEN FLEXIBLE INCOME PORTFOLIO
Candescent Technologies Corp., 8.00%
  convertible senior subordinated debentures
  due 5/1/03                                             3/6/00       $    858,928   $     84,660            0.0%
----------------------------------------------------------------------------------------------------------------

The portfolios have registration rights for certain restricted securities held as of June 30, 2003. The issuer incurs all registration costs. Illiquid securities are valued at fair value determined in good faith under procedures established by and under the supervision of the trustees.

Variable rate notes are notes, the interest rate on which is based on an index or market interest rates and is subject to change. Rates in the security description are as of June 30, 2003.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of the portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

NOTES TO FINANCIAL STATEMENTS

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Capital Appreciation Portfolio, Janus Aspen Growth Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Mid Cap Growth Portfolio, Janus Aspen Risk-Managed Large Cap Growth Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen International Value Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Core Equity Portfolio, Janus Aspen Risk-Managed Large Cap Core Portfolio, Janus Aspen Mid Cap Value Portfolio, Janus Aspen Small Cap Value Portfolio, Janus Aspen Flexible Income Portfolio and Janus Aspen Money Market Portfolio (collectively the "Portfolios" and individually the "Portfolio") are series funds. The Portfolios are part of Janus Aspen Series (the "Trust"), which was organized as a Delaware Trust (now called a Delaware statutory trust) on May 20, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios or series of shares with differing investment objectives and policies. Fifteen Portfolios invest primarily in equity securities: Janus Aspen Capital Appreciation Portfolio, Janus Aspen Growth Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Mid Cap Growth Portfolio, Janus Aspen Risk-Managed Large Cap Growth Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen International Value Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Core Equity Portfolio, Janus Aspen Risk-Managed Large Cap Core Portfolio, Janus Aspen Mid Cap Value Portfolio and Janus Aspen Small Cap Value Portfolio. Janus Aspen Flexible Income Portfolio invests primarily in income-producing securities. Janus Aspen Money Market Portfolio invests in short-term money market securities. Each of the Portfolios are classified as diversified, as defined in the 1940 Act, with the exception of Janus Aspen Capital Appreciation Portfolio, Janus Aspen Mid Cap Growth Portfolio, Janus Aspen Global Technology Portfolio and Janus Aspen International Value Portfolio, which are classified as nondiversified. Effective August 11, 2003, Janus Aspen Mid Cap Growth Portfolio will be classified as nondiversified. The Portfolios are no-load investments.

The Trust currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Each class is issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amounts of $500,000,$500,000, $10,000 and $10,000, respectively, for the following Portfolios on December 31, 2002: Janus Aspen Mid Cap Value Portfolio, Janus Aspen Small Cap Value Portfolio, Janus Aspen Risk-Managed Large Cap Growth Portfolio and Janus Aspen Risk-Managed Large Cap Core Portfolio. Janus Aspen Mid Cap Value Portfolio and Janus Aspen Small Cap Value Portfolio began investment operations on December 31, 2002. Janus Aspen Risk-Managed Large Cap Core Portfolio, Janus Aspen Risk-Managed Large Cap Growth Portfolio and Janus Aspen Small Cap Value Portfolio each have one class of shares, Service Shares. Janus Aspen Mid Cap Value Portfolio has two classes of Shares, Institutional Shares and Service Shares, which commenced on May 1, 2003 and December 31, 2002, respectively.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Janus Aspen Money Market Portfolio are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principle markets and the time the net asset value (NAV) is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolios' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as, gains and losses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

SECURITIES LENDING

Under procedures adopted by the Trustees, the Portfolios may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolios may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral is invested in unaffiliated money market funds or other accounts.

As of June 30, 2003, the following Portfolios had on loan securities as indicated:

                                                                  VALUE AT
PORTFOLIO                                                       JUNE 30, 2003
------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio                     $    15,063,140
Janus Aspen Growth Portfolio                                        21,265,536
Janus Aspen Growth and Income Portfolio                                408,955
Janus Aspen Mid Cap Growth Portfolio                               232,001,910
Janus Aspen Global Technology Portfolio                             15,321,403
Janus Aspen International Growth Portfolio                          34,843,722
Janus Aspen Worldwide Growth Portfolio                             240,645,635
Janus Aspen Balanced Portfolio                                     374,241,265
Janus Aspen Flexible Income Portfolio                               81,914,839

As of June 30, 2003, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Growth Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Mid Cap Growth Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio and Janus Aspen Flexible Income Portfolio received cash collateral of $15,488,145, $21,762,778, $419,509, $237,519,120, $15,803,234,
$36,391,725, $252,270,926 , $382,031,916 and $83,593,480, respectively, in accordance with securities lending activity. Janus Aspen Mid Cap Growth Portfolio invested $976,243 of the cash collateral received in U.S. Government Obligations and Janus Aspen Worldwide Growth Portfolio invested $15,718,654 of the cash collateral received in foreign bonds. During the period ended June 30, 2003, there were no such securities lending agreements for Janus Aspen Risk-Managed Large Cap Growth Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Aspen International Value Portfolio, Janus Aspen Core Equity Portfolio, Janus Aspen Risk-Managed Large Cap Core Portfolio, Janus Aspen Mid Cap Value Portfolio, Janus Aspen Small Cap Value Portfolio and Janus Aspen Money Market Portfolio.

The borrower pays fees at the Portfolios' direction to its lending agent. Additionally, the lending agent may invest the cash collateral and retain a portion of the interest earned. The lending fees and the Portfolios' portion of the interest income earned on cash collateral are included in interest income on the Statement of Operations. During the six month period ended June 30, 2003, the following Portfolios earned security lending fees totaling:

PORTFOLIO                                                        LENDING FEES
------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio                     $         1,008
Janus Aspen Growth Portfolio                                             1,532
Janus Aspen Growth and Income Portfolio                                    337
Janus Aspen Mid Cap Growth Portfolio                                    33,955
Janus Aspen Global Technology Portfolio                                  3,000
Janus Aspen International Growth Portfolio                             509,920
Janus Aspen Worldwide Growth Portfolio                               1,157,328
Janus Aspen Balanced Portfolio                                          32,041
Janus Aspen Flexible Income Portfolio                                    1,546

FORWARD CURRENCY TRANSACTIONS

The Portfolios enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions in the Statement of Operations.

Forward currency contracts held by the Portfolios are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FUTURE CONTRACTS

The Portfolios may enter into futures contracts. The Portfolios intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counter-party will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Gains and losses are reported on the Statement of Operations. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

OPTIONS CONTRACTS

The Portfolios may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolios generally invest in options to hedge against adverse movements in the value of portfolio holdings. In addition, the Risk-Managed Portfolios may use option contracts to gain exposure to the stock market for the pending investment of cash balances or to meet liquidity needs.

When an option is written, the Portfolios receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations. Janus Aspen Global Life Sciences Portfolio recognized a realized loss of $152,951 from written options for the six month period ended June 30, 2003.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolios' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Written option activity for the six month period ended June 30, 2003, was as follows:

                                                             NUMBER          AMOUNT
CALL OPTIONS                                               OF OPTIONS     OF PREMIUMS
--------------------------------------------------------------------------------------
JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO
Options outstanding at December 31, 2002                            0     $          0
Options written                                                   232           40,898
Options closed or expired                                        (232)         (40,898)
Options exercised                                                   0                0
Options outstanding at June 30, 2003                                0                0

SHORT SALES

Each Portfolio, except for the Janus Aspen Money Market Portfolio, may engage in "short sales against the box." Short sales against the box involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box in anticipation of an expected decline in the market price of that security. If the value of the securities sold short increases prior to the scheduled delivery date, a Portfolio loses the opportunity to participate in the gain.

Each Portfolio, except for the Janus Aspen Money Market Portfolio, may also engage in "naked" short sales. Naked short sales involve a Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, a Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security.

There is no assurance that a Portfolio will be able to close out a short position at any particular time. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in size, will be recognized upon termination of a short sale. Gains and losses are reported in the Statement of Operations. Dividend expense on short sales is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATIONS

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counter-party to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS

The Portfolios may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolios may not experience similar performance as their assets grow.

ADDITIONAL INVESTMENT RISK

A portion of Janus Aspen Flexible Income Portfolio's assets may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, or political environment, or adverse developments specific to the issuer.

RESTRICTED SECURITY TRANSACTIONS

Restricted securities held by a Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security which each portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS

Each of the Portfolios, except the Money Market Portfolio, makes at least semiannual distributions of substantially all of its investment income and at least an annual distribution of its net realized capital gains, if any. Dividends are declared daily and distributed monthly for the Janus Aspen Money Market Portfolio. The majority of dividends and capital gains distributions from a Portfolio will be automatically reinvested into additional shares of that Portfolio.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

No provision for income taxes is included in the accompanying financial statements as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each of the equity Portfolios, except Janus Aspen Mid Cap Value Portfolio and Janus Aspen Small Cap Value Portfolio, is subject to advisory fees payable to Janus Capital based upon an annual rate of .65% of average daily net assets. Janus Aspen Flexible Income Portfolio is subject to advisory fees payable to Janus Capital based upon annual rates of .65% of the first $300 million of average daily net assets plus .55% of average daily net assets in excess of $300 million. Janus Aspen Money Market Portfolio's advisory fee rate is .25% of average daily net assets. Janus Aspen Mid Cap Value Portfolio has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of the Portfolio, reduced by the sub-advisory fee paid by the Portfolio directly to the Portfolio's subadviser, Perkins, Wolf, McDonnell and Company, LLC ("Perkins"). Janus Aspen Small Cap Value Portfolio has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.75% of the average daily net assets of the Portfolio.

Enhanced Investment Technologies LLC ("INTECH") serves as subadviser to Janus Aspen Risk-Managed Large Cap Growth Portfolio and Janus Aspen Risk-Managed Large Cap Core Portfolio. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average net assets from its management fee.

Perkins serves as subadviser to Janus Aspen Mid Cap Value Portfolio. As compensation for its services, Perkins receives 50% directly of Janus Capital's management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Bay Isle Financial LLC ("Bay Isle") serves as subadviser to Janus Aspen Small Cap Value Portfolio. Janus Capital indirectly owned all of the outstanding voting shares of Bay Isle. Janus Capital pays Bay Isle a subadvisory fee at an annual rate of .75% of average net assets from its management fee.

Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital, may receive from Janus Aspen Risk-Managed Large Cap Growth Portfolio, Janus Aspen Risk-Managed Large Cap Core Portfolio, Janus Aspen Mid Cap Value Portfolio and Janus Aspen Small Cap Value Portfolio a fee at an annual rate of up to .10% of the average daily net assets of the Service Shares of each of these Portfolios, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Janus Capital has agreed to reimburse Janus Aspen Risk-Managed Large Cap Growth Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen International Value Portfolio, Janus Aspen Core Equity Portfolio, Janus Aspen Risk-Managed Large Cap Core Portfolio and Janus Aspen Mid Cap Value Portfolio by the amount if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee applicable to the Service and Service II Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.25% of the average daily net assets of each of the Portfolios until May 1, 2005. Janus Capital has agreed to reimburse the Janus Aspen Small Cap Value Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee applicable to the Service Shares, brokerage commissions, interest , taxes and extraordinary expenses, exceed an annual rate of 1.35% of the average daily net assets until May 1, 2005. Janus Capital has agreed by contract to waive the advisory fee payable by Janus Aspen Flexible Income Portfolio in an amount equal to the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee applicable to the Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed 1% of the average daily net assets for a fiscal year. Janus Capital has agreed to continue such waivers until May 1, 2005.

Janus Capital has agreed to reimburse the Janus Aspen Money Market Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 0.50% of average daily net assets.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers and trustees of the Portfolios may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Portfolios.

Janus Distributors LLC, a wholly owned subsidiary of Janus Capital, is a distributor of the Portfolios. The Service and Service II Shares have each adopted a Distribution and Shareholder Servicing Plan (the "Plans") pursuant to Rule 12b-1 under The 1940 Act. The Plans authorize payments by the Portfolios in connection with the distribution of the Service and Service II Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to ..25% of the Service and Service II Shares' average daily net assets.

A 1.00% redemption fee may be imposed on interests of Service II Shares of Janus Aspen Global Technology Portfolio, Janus Aspen International Growth Portfolio and Janus Aspen Worldwide Growth Portfolio held in separate accounts or plans for 60 days or less. The redemption fee is designed to offset transaction costs and other expenses associated with short-term redemptions. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by Janus Aspen Global Technology Portfolio - Service II Shares and Janus Aspen International Growth Portfolio -Service II Shares were $33,170 and $7,197, respectively, for the six-month period ended June 30, 2003. No redemption fees were received by Janus Aspen Worldwide Growth Portfolio - Service II Shares.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides a shareholder accounting system to the Portfolios. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended June 30, 2003, are noted below.

                                                        DST SECURITIES, INC.    PORTFOLIO EXPENSE     DST SYSTEMS
PORTFOLIO                                                COMMISSIONS PAID          REDUCTION             COSTS
------------------------------------------------------------------------------------------------------------------
GROWTH
Janus Aspen Capital Appreciation Portfolio                $      2,620            $      1,965        $        403
Janus Aspen Growth Portfolio                                     7,407                   5,556              (3,513)
Janus Aspen Growth and Income Portfolio                            101                      76               1,855
Janus Aspen Mid Cap Growth Portfolio(1)                          7,447                   5,587              (3,496)
Janus Aspen Risk-Managed Large Cap Growth Portfolio                 --                      --                 749
INTERNATIONAL/GLOBAL
Janus Aspen Global Life Sciences Portfolio                          --                      --               1,913
Janus Aspen Global Technology Portfolio                             --                      --               2,596
Janus Aspen International Growth Portfolio                          --                      --               2,852
Janus Aspen International Value Portfolio(2)                       206                     154               1,004
Janus Aspen Worldwide Growth Portfolio                           5,596                   4,198              (1,272)
CORE
Janus Aspen Balanced Portfolio                                  11,223                   8,419              (6,360)
Janus Aspen Core Equity Portfolio                                   59                      44               1,872
Janus Aspen Risk-Managed Large Cap Core Portfolio                   --                      --                 751
VALUE
Janus Aspen Mid Cap Value Portfolio                                 --                      --               1,437
Janus Aspen Small Cap Value Portfolio                               --                      --                 749
INCOME
Janus Aspen Flexible Income Portfolio                               --                      --               1,991
Janus Aspen Money Market Portfolio                                  --                      --               1,914

(1) Formerly named Janus Aspen Aggressive Growth Portfolio.
(2) Formerly named Janus Aspen Global Value Portfolio.

3. FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2002, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between December 31, 2008 and December 31, 2010.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2003 are also noted below.

                                                                  ACCUMULATED              FEDERAL          UNREALIZED
                                                                CAPITAL LOSSES            TAX COST         APPRECIATION
-------------------------------------------------------------------------------------------------------------------------
GROWTH
Janus Aspen Capital Appreciation Portfolio                     $   (610,660,317)      $    866,035,253   $    109,653,698
Janus Aspen Growth Portfolio(1)                                  (1,200,369,393)         1,766,513,685        229,494,486
Janus Aspen Growth and Income Portfolio(1)                          (54,356,446)            86,656,956          6,868,868
Janus Aspen Mid Cap Growth Portfolio(2)                          (2,404,166,280)         1,477,964,901        262,272,603
Janus Aspen Risk-Managed Large Cap Growth Portfolio                          --              7,364,286            909,461
INTERNATIONAL/GLOBAL
Janus Aspen Global Life Sciences Portfolio                          (19,482,036)            27,229,413          5,635,956
Janus Aspen Global Technology Portfolio                            (439,917,488)           172,604,018         28,431,695
Janus Aspen International Growth Portfolio(1)                      (694,834,972)           949,701,254        109,504,519
Janus Aspen International Value Portfolio(3)                           (237,189)             5,947,462            712,154
Janus Aspen Worldwide Growth Portfolio                           (2,228,492,169)         3,703,835,504        444,188,674
CORE
Janus Aspen Balanced Portfolio                                     (418,902,732)         3,461,566,833        265,994,812
Janus Aspen Core Equity Portfolio                                    (3,111,498)             9,677,534            946,127
Janus Aspen Risk-Managed Large Cap Core Portfolio                            --              7,640,096            794,509
VALUE
Janus Aspen Mid Cap Value Portfolio(1)                               (5,549,953)(2)         20,562,797          2,390,219
Janus Aspen Small Cap Value Portfolio                                        --                531,789             82,022
INCOME
Janus Aspen Flexible Income Portfolio                                (4,828,567)           645,620,379         46,999,235
Janus Aspen Money Market Portfolio                                         (465)            27,428,030                 --

                                                                  UNREALIZED       NET APPRECIATION/
                                                                (DEPRECIATION)      (DEPRECIATION)
----------------------------------------------------------------------------------------------------
GROWTH
Janus Aspen Capital Appreciation Portfolio                     $    (65,303,105)   $      44,350,593
Janus Aspen Growth Portfolio(1)                                    (282,803,483)         (53,308,997)
Janus Aspen Growth and Income Portfolio(1)                           (6,967,872)             (99,004)
Janus Aspen Mid Cap Growth Portfolio(2)                             (89,698,937)         172,573,666
Janus Aspen Risk-Managed Large Cap Growth Portfolio                    (113,499)             795,962
INTERNATIONAL/GLOBAL
Janus Aspen Global Life Sciences Portfolio                             (590,932)           5,045,024
Janus Aspen Global Technology Portfolio                             (34,173,389)          (5,741,694)
Janus Aspen International Growth Portfolio(1)                       (57,035,156)          52,469,363
Janus Aspen International Value Portfolio(3)                           (372,125)             340,029
Janus Aspen Worldwide Growth Portfolio                             (158,149,379)         286,039,295
CORE
Janus Aspen Balanced Portfolio                                      (84,122,028)         181,872,784
Janus Aspen Core Equity Portfolio                                      (371,542)             574,585
Janus Aspen Risk-Managed Large Cap Core Portfolio                      (110,004)             684,505
VALUE
Janus Aspen Mid Cap Value Portfolio(1)                                 (544,061)           1,846,158
Janus Aspen Small Cap Value Portfolio                                    (6,982)              75,040
INCOME
Janus Aspen Flexible Income Portfolio                                (1,540,023)          45,459,212
Janus Aspen Money Market Portfolio                                           --                   --

(1) Funds acquired unutilized capital losses in the reorganizations described in Note 6. These capital losses may be subject to limitations under applicable tax laws on the rate at which they may be used in the future to offset capital gains of the acquiring portfolios. As a result, some or all of the capital loss carryovers may expire unutilized.
(2) Formerly named Janus Aspen Aggressive Growth Portfolio.
(3) Formerly named Janus Aspen Global Value Portfolio.

4. EXPENSES

Each of the Portfolios' expenses may be reduced through expense-reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Portfolios' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The Portfolios could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers.

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

5. EXPENSE RATIOS

Listed below are the gross expense ratios for the various Portfolios that would be in effect, absent the waiver of certain fees and offsets.

FOR THE SIX MONTHS OR PERIOD ENDED
JUNE 30, 2003 AND THROUGH EACH
FISCAL YEAR OR PERIOD ENDED DECEMBER 31                             INSTITUTIONAL SHARES
PORTFOLIO                                       2003         2002      2001      2000         1999      1998
-------------------------------------------------------------------------------------------------------------------
GROWTH
Janus Aspen Capital Appreciation Portfolio       0.67%        0.67%     0.66%     0.67%        0.79%     0.97%
Janus Aspen Growth Portfolio                     0.67%        0.67%     0.66%     0.67%        0.69%     0.75%
Janus Aspen Growth and Income Portfolio          0.78%        0.76%     0.70%     0.78%        1.15%     3.06%(3)
Janus Aspen Mid Cap Growth Portfolio(1)          0.68%        0.67%     0.67%     0.66%        0.70%     0.75%
Janus Aspen Risk-Managed Large Cap
Growth Portfolio                                  N/A          N/A       N/A       N/A          N/A       N/A
INTERNATIONAL/GLOBAL
Janus Aspen Global Life Sciences Portfolio       0.97%        0.87%     0.81%     1.03%(2)      N/A       N/A
Janus Aspen Global Technology Portfolio          0.88%        0.72%     0.68%     0.69%(2)      N/A       N/A
Janus Aspen International Growth Portfolio       0.75%        0.74%     0.71%     0.71%        0.84%     0.95%
Janus Aspen International Value Portfolio(5)      N/A          N/A       N/A       N/A          N/A       N/A
Janus Aspen Worldwide Growth Portfolio           0.72%        0.70%     0.69%     0.69%        0.71%     0.74%
CORE
Janus Aspen Balanced Portfolio                   0.66%        0.67%     0.66%     0.66%        0.69%     0.74%
Janus Aspen Core Equity Portfolio                2.04%        1.87%     1.13%     1.65%        1.38%     1.86%
Janus Aspen Risk-Managed Large Cap
Core Portfolio                                    N/A          N/A       N/A       N/A          N/A       N/A
VALUE
Janus Aspen Mid Cap Value Portfolio              1.36%(7)      N/A       N/A       N/A          N/A       N/A
Janus Aspen Small Cap Value Portfolio             N/A          N/A       N/A       N/A          N/A       N/A
INCOME
Janus Aspen Flexible Income Portfolio            0.63%        0.66%     0.67%     0.76%        0.72%     0.73%
Janus Aspen Money Market Portfolio               0.65%        0.39%     0.34%     0.36%        0.43%     0.34%

FOR THE SIX MONTHS OR PERIOD ENDED
JUNE 30, 2003 AND THROUGH EACH                                                                    SERVICE II
FISCAL YEAR OR PERIOD ENDED DECEMBER 31                      SERVICE SHARES                         SHARES
PORTFOLIO                                       2003         2002      2001         2000         2003     2002
---------------------------------------------------------------------------------------------------------------
GROWTH
Janus Aspen Capital Appreciation Portfolio       0.92%        0.92%     0.91%        0.92%         N/A      N/A
Janus Aspen Growth Portfolio                     0.92%        0.92%     0.91%        0.92%         N/A      N/A
Janus Aspen Growth and Income Portfolio          1.04%        1.01%     0.95%        1.11%         N/A      N/A
Janus Aspen Mid Cap Growth Portfolio(1)          0.93%        0.92%     0.92%        0.92%         N/A      N/A
Janus Aspen Risk-Managed Large Cap
Growth Portfolio                                 2.58%(4)      N/A       N/A          N/A          N/A      N/A
INTERNATIONAL/GLOBAL
Janus Aspen Global Life Sciences Portfolio       1.22%        1.12%     1.07%        1.20%(2)      N/A      N/A
Janus Aspen Global Technology Portfolio          1.12%        0.97%     0.95%        0.94%(2)     1.12%    1.04%
Janus Aspen International Growth Portfolio       1.00%        0.99%     0.96%        0.96%        1.00%    1.01%
Janus Aspen International Value Portfolio(5)     1.99%        2.54%     3.62%(6)      N/A          N/A      N/A
Janus Aspen Worldwide Growth Portfolio           0.97%        0.95%     0.94%        0.95%        0.97%    0.95%
CORE
Janus Aspen Balanced Portfolio                   0.92%        0.92%     0.91%        0.92%         N/A      N/A
Janus Aspen Core Equity Portfolio                2.25%        2.12%     1.30%        2.03%         N/A      N/A
Janus Aspen Risk-Managed Large Cap
Core Portfolio                                   2.57%(4)      N/A       N/A          N/A          N/A      N/A
VALUE
Janus Aspen Mid Cap Value Portfolio              2.50%         N/A       N/A          N/A          N/A      N/A
Janus Aspen Small Cap Value Portfolio           17.04%         N/A       N/A          N/A          N/A      N/A
INCOME
Janus Aspen Flexible Income Portfolio            0.88%        0.91%     0.91%        0.99%         N/A      N/A
Janus Aspen Money Market Portfolio               0.95%        0.66%     0.59%        0.61%         N/A      N/A

(1) Formerly named Janus Aspen Aggressive Growth Portfolio.
(2) Period January 18, 2000 (inception) to December 31, 2000.
(3) Period May 1, 1998 (inception) to December 31, 1998.
(4) Period January 2, 2003 (inception) to June 30, 2003.
(5) Formerly named Janus Aspen Global Value Portfolio.
(6) Period May 1, 2001 (inception) to December 31, 2001.
(7) Period May 1, 2003 (inception) to June 30, 2003.

6. FUND ACQUISITION

Effective May 1, 2003, Janus Aspen Mid Cap Value Portfolio acquired all of the net assets of Janus Aspen Strategic Value Portfolio pursuant to a plan of reorganization approved by the Trustees of Janus Aspen Series and shareholders of Janus Aspen Strategic Value Portfolio. The reorganization was accomplished by a tax-free exchange of shares of Janus Aspen Mid Cap Value Portfolio - Institutional Shares and Janus Aspen Mid Cap Value Portfolio - Service Shares in the amounts of 322,060 and 1,070,174, respectively, (valued at $3,233,854 and $10,745,815, respectively) for the 442,745 and 1,467,579 shares of Janus Aspen Strategic Value Portfolio - Institutional Shares and Janus Aspen Strategic Value Portfolio - Service Shares, respectively, including $101,087 and $95,087 of unrealized depreciation. The aggregate net assets of Janus Aspen Mid Cap Value Portfolio - Service Shares and Janus Aspen Strategic Value Portfolio - Institutional Shares and Janus Aspen Strategic Value Portfolio - Service Shares immediately before the reorganization were $502,053, $3,233,854 and $10,745,815, respectively. Janus Aspen Mid Cap Value Portfolio - Institutional Shares had no assets prior to the reorganization.

On March 21, 2003, certain Portfolios, as listed below (each an "Acquiring Portfolio"), acquired all of the assets and liabilities of certain funds advised by Berger Financial LLC, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to plan of reorganization approved by the Acquired Funds' board and shareholders. The number and value of shares issued by the Acquiring Portfolios are presented in the Statement of Changes. Janus Capital incurred the costs associated with the reorganizations. Net assets and unrealized appreciation/ depreciation as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                                          ACQUIRED
                                                                                                            FUND       NET ASSETS
                                                                          ACQUIRING FUND  ACQUIRED FUND  UNREALIZED      AFTER
ACQUIRING PORTFOLIO                 ACQUIRED FUND                           NET ASSETS     NET ASSETS       AP/DP    REORGANIZATION
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio -
  Institutional Shares              Berger IPT - Growth Fund             $ 1,446,965,173  $  3,730,516   $ (24,817) $ 1,450,695,689
Janus Aspen Growth and Income
  Portfolio - Institutional Shares  Berger IPT - Large Cap Growth Fund        11,833,477    11,201,564     140,790       23,035,041
Janus Aspen International Growth
  Portfolio - Institutional Shares  Berger IPT - International Fund          570,023,134     2,886,918     291,291      572,910,052

EXPLANATIONS OF CHARTS,TABLES AND FINANCIAL STATEMENTS
(UNAUDITED)

1. PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Portfolio (from inception) with one or more widely used market indices through June 30, 2003.

When comparing the performance of a Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Portfolios that invest in foreign securities also provide a summary of investments by country. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing future contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

The Portfolios' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios' liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolios' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolios' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolios, including the advisory fee paid to the investment adviser.

The last section lists the increase or decrease in the value of securities held in the Portfolios. Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the period. "Net Realized and Unrealized Gain/ (Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolios' net assets during the reporting period. Changes in the Portfolios' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios' investment performance. The Portfolios' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios' net assets will not be affected. If you compare each Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolios through purchases or withdrawal via redemptions. Each Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from a Portfolio.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolios' net assets. Because Portfolios must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolios. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolios' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Portfolio during the reporting period. Don't confuse this ratio with a Portfolio's yield. The net investment income ratio is not a true measure of a Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire Portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the Portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the Portfolio is sold every six months.

SHAREHOLDER MEETING (UNAUDITED)

The proposal below was considered at a special meeting of shareholders of Strategic Value Portfolio of Janus Aspen Series. The meeting was held on April 16, 2003. Tabulations of the votes received on the proposal presented at the meeting appear below. Each vote represents a value held on the record date for the meeting.

PROPOSAL 1

To approve an Agreement and Plan of Reorganization providing for the transfer of substantially all of the assets and liabilities of the Janus Aspen Series Strategic Value Portfolio in exchange for shares of the Janus Aspen Series Mid Cap Value Portfolio.

                                             NUMBER OF SHARES        PERCENTAGE OF OUTSTANDING SHARES   PERCENTAGE OF SHARES VOTED
                           RECORD
FUND                    TOTAL SHARES  AFFIRMATIVE  AGAINST  ABSTAIN  AFFIRMATIVE    AGAINST  ABSTAIN  AFFIRMATIVE  AGAINST  ABSTAIN
Janus Aspen Strategic
  Value Portfolio          1,952,374    1,795,289   89,164   67,921        91.95%      4.57%    3.48%       91.95%    4.57%    3.48%

NOTES

        Janus provides access to a wide range of investment disciplines.

                                     GROWTH

Janus growth portfolios focus on companies believed to be the leaders in their respective industries - companies in growing industries, led by solid management teams and with expanding market share, margins and efficiencies.

                                      VALUE

Value managers invest in companies they believe are poised for a turnaround. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

                              INTERNATIONAL/GLOBAL

Janus global and international portfolios emphasize companies believed to have solid prospects for growth and overlooked investment opportunities regardless of their location. Janus research seeks to take advantage of foreign market inefficiencies, where accurate information is often at a premium.

                                  RISK-MANAGED

Seeks to outperform the benchmark index, while mathematically managing risk. Managed by INTECH, these portfolios use a purely mathematical-based, risk-controlled process in search of long-term returns.

                                      CORE

Janus core portfolios seek high-quality equity and debt investments in more stable and predictable companies. These portfolios offer a strategic combination of steady growth, as well as income and risk protection.

                                     INCOME

Janus income portfolios seek to provide more safety relative to equities while seeking to deliver a competitive total return and high current income.

       For more information, contact your investment professional or go to
                                 www.janus.com.

[JANUS LOGO]

                               100 Fillmore Street
                               Denver, CO 80206
                               1-800-525-1068

Portfolios distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (7/03)
                                                                 109-02-000 8/03

                            LSA VARIABLE SERIES TRUST

           Emerging Growth Equity Fund                 Capital Growth Fund
           Aggressive Growth Fund                      Blue Chip Fund
           Capital Appreciation Fund                   Value Equity Fund
           Equity Growth Fund                          Basic Value Fund
           Diversified Mid-Cap Fund                    Balanced Fund
           Mid Cap Value Fund

                           (collectively, the "Funds")

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2003

        This Statement of Additional Information is not a prospectus. It should be read in conjunction with the current prospectus dated May 1, 2003 (as amended from time to time) of the LSA Variable Series Trust (the "Trust"). The Annual Report to Shareholders dated December 31, 2002 is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information. To obtain a prospectus or the Annual Report to Shareholders, without charge, please call one of the following:

        Allstate Life Insurance Company                      1-800-366-1411
        Glenbrook Life and Annuity Company                   1-800-755-5275
        Lincoln Benefit Life Company                         1-800-865-5237
        Allstate Life Insurance Company (policies            1-800-654-2397
        formerly underwritten by Northbrook Life
        Insurance Company)
        Allstate Life Insurance Company of New York
        (sold through Morgan Stanley)                        1-800-256-9392
        Allstate Life Insurance Company of New York
        (sold through other-than Morgan Stanley)             1-800-692-4682
        Allstate Financial Group
        (Allstate Advisor - Countrywide, except NY)          1-800-203-0068
        Allstate Financial Group
        (Allstate Advisor - New York)                        1-866-718-9824

        This Statement of Additional Information is intended to provide additional information about the activities and operations of the Trust and the Funds and should be read in conjunction with the prospectus.

        You can review the Trust's prospectus as well as other reports relating to the Trust at the Public Reference Room of the Securities and Exchange Commission ("SEC").

        You can get text-only copies:

        For a fee by writing to or calling the Public Reference Room of the SEC, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. Telephone: (202) 942-8090 or; free, from the SEC's Internet website at http://www.sec.gov.

TABLE OF CONTENTS

                                                                PAGE
The Trust and the Funds                                          3

Investment Objectives and Policies                               3

Board of Trustees                                                27

Code of Ethics                                                   30

Capital Structure                                                30

Control Persons                                                  31

Investment Management Arrangements                               31

Fund Expenses                                                    36

Portfolio Transactions and Brokerage                             36

Determination of Net Asset Value                                 41

Purchase and Redemption of Shares                                42

Suspension of Redemptions and Postponement of Payments           42

Investment Performance                                           42

Taxes                                                            47

Custodian, Transfer Agent, Fund Accountant and Administrator     51

Distributor                                                      51

Independent Auditors                                             51

Financial Statements                                             51

Appendix A                                                       52

                             THE TRUST AND THE FUNDS

        LSA Variable Series Trust (the "Trust") presently consists of eleven portfolios: the Emerging Growth Equity Fund, Aggressive Growth Fund, Capital Appreciation Fund, Equity Growth Fund (formerly, Focused Equity Fund), Diversified Mid-Cap Fund, Mid Cap Value Fund, Capital Growth Fund (formerly, Growth Equity Fund), Blue Chip Fund, Value Equity Fund, Basic Value Fund, and Balanced Fund (each referred to as a "Fund" and collectively as the "Funds"). The Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust was formed as a Delaware Statutory Trust on March 2, 1999. Shares of the Funds are sold exclusively to insurance company separate accounts as a funding vehicle for variable life insurance or variable annuity contracts, including separate accounts of Allstate Life Insurance Company ("Allstate Life") and its insurance company subsidiaries.

        LSA Asset Management LLC (the "Manager"), located at 3100 Sanders Road, Suite M2A, Northbrook, Illinois 60062, is a wholly owned subsidiary of Allstate Life and is the investment manager of each Fund. The specific investments of each Fund are managed on a day-to-day basis by investment advisers ("Advisers") selected by the Manager.

                       INVESTMENT OBJECTIVES AND POLICIES

A.      FUNDAMENTAL RESTRICTIONS OF THE FUNDS

        Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the holders of the applicable Fund's outstanding voting securities. Under the 1940 Act, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the shares of a Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (2) the holders of more than 50% of the outstanding shares of the Fund. Those investment policies that are not fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the "Board") without a shareholder vote under the 1940 Act. In addition, each Fund's investment objective may be changed without a shareholder vote.

FOR ALL FUNDS OTHER THAN THE DIVERSIFIED MID-CAP FUND

        Each Fund may not:

        1. Issue senior securities. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, obtaining of short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, short sales against the box, the purchase or sale of permissible options and futures transactions (and the use of initial and maintenance margin arrangements with respect to futures contracts or related options transactions), the purchase or sale of securities on a when issued or delayed delivery basis, permissible borrowings entered into in accordance with a Fund's investment policies, and reverse repurchase agreements are not deemed to be issuances of senior securities or purchasing on margin;

        2. Borrow money, except from banks and then only if immediately after each such borrowing there is asset coverage of at least 300% (including the amount borrowed) as defined in the 1940 Act. For purposes of this investment restriction, reverse repurchase agreements, mortgage dollar rolls, short sales, futures contracts, options on futures contracts, securities or indices, when issued and delayed delivery transactions and securities lending shall not constitute borrowing for purposes of this limitation to the extent they are covered by a segregated account consisting of appropriate liquid assets or by an offsetting position;

        3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities a Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933 (the "1933 Act");

        4. Purchase or sell real estate, except that a Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (e.g., real estate investment trusts ("REITs")), (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities, (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (vi) invest in real estate limited partnerships;

        5. Invest in commodities, except that a Fund may (i) invest in securities of issuers that invest in commodities, and (ii) engage in permissible options and futures transactions and forward foreign currency contracts, entered into in accordance with the Fund's investment policies;

        6. Make loans, except that a Fund may (i) lend portfolio securities in accordance with the Fund's investment policies in amounts up to 33 1/3% of the Fund's total assets (including collateral received) taken at market value,
(ii) enter into fully collateralized repurchase agreements, and (iii) purchase debt obligations in which the Fund may invest consistent with its investment policies;

        7. Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that this limitation does not apply to the Equity Growth Fund. For these purposes, each Adviser determines appropriate industry classification which means that different Funds will use different industry classification standards. Although permitted to do so, the Equity Growth Fund has no present intention of concentrating its assets in any particular industry or group of industries.

        In addition, each Fund will operate as a "diversified" fund within the meaning of the 1940 Act. This means that with respect to 75% of a Fund's total assets, a Fund will not purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities) if:

     - such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

     - such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

FOR THE DIVERSIFIED MID-CAP FUND

The following are fundamental investment restrictions which relate only to the Diversified Mid-Cap Fund.

        The Fund may not:

        1. With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer;

        2. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended;

        3. Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

        4. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

        5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, more than 25% of the Fund's total assets would be invested in companies whose principal business activities are in the same industry;

        6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

        7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

        8. Lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

        THE FOLLOWING INVESTMENT RESTRICTIONS, PERTAINING ONLY TO THE DIVERSIFIED MID-CAP FUND, ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

        (i) The Diversified Mid-Cap Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

        (ii) The Diversified Mid-Cap Fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment restrictions
                (3)).

        (iii) The Diversified Mid-Cap Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

For purposes of normally investing at least 80% of the Diversified Mid-Cap Fund's assets in securities of companies with medium market capitalizations, Fidelity Management & Research Company ("FMR") intends to measure the capitalization range of the Russell Midcap Index and the Standard and Poor's(R) MidCap 400 Index ("S&P(R) MidCap 400") no less frequently than once a month.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of the Diversified Mid-Cap Fund's assets will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings under
Section 18(f)(1) of the 1940 Act shall be maintained in the manner contemplated by that Section. For the purposes of determining all investment restrictions, the Diversified Mid-Cap Fund currently interprets "total assets" to exclude collateral received for securities lending transactions.

B.      MISCELLANEOUS INVESTMENT PRACTICES

        The following discussion provides additional information about the types of securities which may be purchased by one or more of the Funds, including information about certain non-fundamental investment restrictions, and about risk factors. An investor in a Fund would be exposed to all of the investment risks associated with the securities purchased by that Fund. Therefore, these risks should be considered carefully by all prospective investors. In addition, due to the numerous factors that affect investment results, it is not possible to identify every possible risk factor.

        Unless otherwise noted, all investment limitations that are expressed as a percentage of a Fund's assets are applied as of the time a Fund purchases a particular security, except those limitations relating to a Fund's asset coverage requirements applicable to certain borrowings under Section 18 of the 1940 Act. For purposes of determining all investment restrictions, each Fund currently interprets "total assets" to exclude collateral received for securities lending transactions.

        Not all Funds will necessarily engage in all of the strategies discussed below, even where it is permissible for a Fund to do so.

PORTFOLIO TURNOVER

        Consistent with each Fund's investment policies, the Emerging Growth Equity Fund, Aggressive Growth Fund, Equity Growth Fund, and Diversified Mid-Cap Fund experienced portfolio turnover rates over 100% during the fiscal year ended December 31, 2002. These Funds may engage in active trading without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., 100% or more per year) would cause a Fund to incur additional transaction costs on the sale of securities and reinvestment in other securities.

MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES

        Each Fund may hold cash items and invest in money market instruments under appropriate circumstances as determined by the Advisers in consultation with the Manager. Each Fund may invest up to 100% of its assets in cash or money market instruments for temporary defensive purposes. The Diversified Mid-Cap Fund may invest up to 100% of its total assets in preferred stocks and investment-grade debt instruments for temporary defensive purposes.

        Money market instruments include (but are not limited to): (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

        Money market instruments are subject, to a limited extent, to credit risk. Credit risk is the possibility that the issuer of a security may fail to repay interest and principal in a timely manner. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the possibility that a foreign government will not let U.S. dollar-denominated assets leave the country; the possibility that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and the possibility that adverse political or economic developments will affect investments in a foreign country.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

        Each Fund may purchase certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

REPURCHASE AGREEMENTS

        Each Fund is permitted to enter into fully collateralized repurchase agreements. A Fund will enter into repurchase agreements only with banks and broker/dealers believed by the Manager to present minimal credit risks.

        A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold to a Fund at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller of the security. The resale price would be in excess of the purchase price, reflecting an agreed upon market interest rate.

        The Advisers will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price (including interest).

        Further, a Fund could experience: delays in liquidating the underlying securities while it enforces its rights to the collateral; below normal levels of income; decline in value of the underlying securities; or a lack of access to income during this period. A Fund may also incur unanticipated expenses associated with enforcing its rights in connection with a repurchase agreement transaction.

        If a Fund's Adviser has obtained an order issued by the Securities and Exchange Commission (the "SEC"), the Fund, together with other registered investment companies managed by the particular Fund's Adviser or its affiliates, may (subject to such order) transfer uninvested cash balances into a single joint account, the daily aggregate balance of which may be invested in one or more repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

        Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in the Fund's net asset value. A Fund will establish a segregated account with its custodian bank in which the Fund will maintain liquid assets equal in value to the Fund's obligations with respect to any reverse repurchase agreements.

DEBT SECURITIES

        Each Fund is permitted to invest in debt securities including: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations ("CMOs"); and (5) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S.

corporations, banks or bank holding companies, or other non-U.S. issuers. Debt securities may be classified as investment grade debt securities and non-investment grade debt securities.

INVESTMENT GRADE DEBT SECURITIES

        Each Fund is permitted under its investment policies to invest in debt securities rated within the four highest rating categories (i.e., Aaa, Aa, A or Baa by Moody's Investor Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's(R) ("S&P(R)")) (or, if unrated, securities of comparable quality as determined by its Adviser). These securities are generally referred to as "investment grade securities." Appendix A contains descriptions of the ratings of the ratings services. Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, the Adviser will use its discretion in determining whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (i.e., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by an Adviser) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories. Such securities lack outstanding investment characteristics and have speculative characteristics. Ratings made available by S&P and Moody's are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, an Adviser also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

BELOW INVESTMENT GRADE DEBT SECURITIES

        Securities rated below investment grade ("non-investment grade") are commonly referred to as "high yield-high risk securities" or "junk bonds." Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3," "Ba2" and "Ba1." Likewise the S&P rating category of "BB" includes "BB+", "BB" and "BB-". If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Securities in the highest category below investment grade are considered to be of poor standing and predominantly speculative. These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of a Fund's shares. If a security is downgraded, the Adviser will use its discretion in determining whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. If a Fund invests in non-investment grade securities, its ability to achieve its investment objectives may be more dependent on the Adviser's judgment concerning the creditworthiness of issuers than it would be if the Fund invested in higher-rated securities.

        The Value Equity Fund has no limit on the amount of assets it may invest in non-investment grade convertible debt securities and it may invest up to 5% in non-investment grade, non-convertible debt securities. The Value Equity Fund does not expect to invest more than 10% of total assets in non-investment grade securities of any type. The Diversified Mid-Cap Fund may invest up to 10% of its total assets in any quality debt securities. The Equity Growth Fund may invest up to 10% of the Fund's total assets in non-investment grade convertible debt securities. The Balanced Fund may invest up to 25% of its total assets in below investment grade debt securities. The Capital Appreciation Fund may invest up to 35% of its total assets in below investment grade debt securities. The Capital Growth Fund may invest up to 10% of its total assets in below investment grade debt securities. The Emerging Growth Equity Fund, the Blue Chip Fund and the Basic Value Fund will not invest in below investment grade debt securities.

        Junk bonds pay higher interest yields in an attempt to attract investors. Junk bonds may be issued by small, less-seasoned companies, or by larger companies as part of a corporate restructuring such as a merger, acquisition or leveraged buy out. However, junk bonds have special risks that make them riskier investments than investment-grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than are lower-yielding, investment-grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a greater possibility that an issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency.

        These risks mean that the Funds investing in junk bonds may not achieve the expected income from lower-grade securities, and that the net asset value per share of such Funds may be affected by declines in the value of these securities. However, the Funds' limitations on investing in junk bonds may reduce some of these risks.

        The market value of certain junk bonds also tend to be more sensitive to individual corporate developments and changes in economic conditions than do higher quality bonds. Additionally, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

MORTGAGE-RELATED SECURITIES

        Each Fund may invest in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Each Fund may also invest in other types of mortgage-backed securities. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations. A Fund may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties.

        In general, there are several risks associated with mortgage-related securities. One is the risk that the monthly cash inflow from the underlying loan may be insufficient to meet the monthly payment requirements of the mortgage-related security.

        Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

        CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

        Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Adviser, the investment restriction limiting a Fund's investment in illiquid investments to not more than 15% of the value of its net assets is applicable. See the information found under the heading "Illiquid Securities."

        The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk which is the risk that prepayments of the underlying mortgages may shorten the life of the investment, adversely affecting yield to maturity. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. Evaluation of the risks associated with prepayment and determination of the rate at which prepayment will occur, is influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, and slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

        Mortgage securities differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (i.e., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. As noted, the mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and

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prepayment scenarios, a Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective at "locking in" a specified interest rate than are conventional bonds or certain types of U.S. government securities.

        REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs, under applicable regulatory requirements, for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, adverse general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically by property type or in certain other respects, these risks may be heightened. A Fund that invests in a REIT will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which that Fund invests.

ASSET-BACKED SECURITIES

        Each Fund may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. The Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited.

        Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may entail features that make them less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, such as credit card receivables, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws granting protection to the debtor. Certain collateral may be difficult to locate in the event of default and recoveries on depreciated or damaged collateral may not support payments on these securities.

EQUITY SECURITIES

        Each Fund may invest in equity securities which include common stocks, preferred stocks (including convertible preferred stock), depositary receipts and rights to acquire such securities (such as warrants). In addition, the Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. These convertible debt securities are considered equity securities for purposes of the Funds' investment policies and limitations. Generally, the Funds' equity securities will consist mostly of common stocks.

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        The value of a company's stock may fall as a result of factors which directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than the bonds and other debt to actual or perceived changes in the company's financial condition or progress.

RIGHTS AND WARRANTS

        Each Fund may invest in warrants, which are certificates that give the holder the right to buy a specific number of shares of a company's stock at a stipulated price within a certain time limit (generally, two or more years). A right refers to the right of an existing shareholder to purchase shares of a new issue of stock in proportion to the number of shares the investor already owns. Rights are valued separately and may be purchased in the secondary market. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a right or warrant does not necessarily change in tandem with the value of the underlying securities, and a right or warrant ceases to have value if it is not exercised prior to its expiration date.

SMALL MARKET CAPITALIZATION SECURITIES

        Each Fund may invest in equity securities (including securities issued in initial public offerings) of companies with small market capitalizations ("small cap companies") at the time of purchase. Small cap companies typically include companies whose market capitalization is similar to the market capitalizations of companies listed in the Russell 2000(R) Index. As of December 31, 2002, the largest company in the Russell 2000 Index had a market capitalization of approximately $2.24 billion. Because the issuers of small cap securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources and may have less historical data with respect to operations and management. As a result, securities of small cap companies are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. In addition, small cap companies whose securities are offered in initial public offerings may be more dependent on a limited number of key employees. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.

NON-U.S. SECURITIES

        Each Fund is permitted to invest a portion of its assets in non-U.S. securities, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), New York shares and other similar types of instruments. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a non-U.S. issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. EDRs, which are sometimes referred to as Continental Depositary

Receipts ("CDRs"), are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on non-U.S. securities exchanges and are denominated in non-U.S. currencies. Like depositary receipts, New York shares are normally listed on U.S. exchanges and represent share capital of a foreign issuer in circulation in the U.S. However, New York shares differ from depositary receipts in that they allow a non-U.S. issuer the means to have a portion of its capital outstanding in the U.S. and a portion outstanding in the issuer's home market. New York shares are issued by a U.S. transfer agent and registrar on behalf of the non-U.S. issuer. The value of an ADR, EDR, GDR or New York shares will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in non-U.S. securities. When selecting securities of non-U.S. issuers, the Manager or the respective Adviser will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

        Investing in securities issued by non-U.S. issuers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers. Less information may be available about non-U.S. issuers compared with U.S. issuers. For example, non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. In addition, the values of non-U.S. securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of non-U.S. currencies, application of non-U.S. tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

        Investing in non-U.S. sovereign debt will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions with the relevant country. Many foreign countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Many foreign countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

        From time to time, each Fund may invest in securities of issuers located in emerging market countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

        "Emerging markets" are located in the Asia-Pacific region, Eastern and Central Europe, Latin America, South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of

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these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristics of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. A Fund may be required to establish special custodian or other arrangements before making investments in securities of issuers located in emerging market countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

CURRENCY TRANSACTIONS

        Each Fund, except the Emerging Growth Equity Fund, may engage in currency transactions to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon, and exchange listed and OTC options on currencies.

        Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements." The Balanced Fund and the Emerging Growth Equity Fund will not engage in forward foreign currency contracts. The Balanced Fund will not engage in currency swaps.

        A Fund may enter into currency transactions only with counterparties determined to be creditworthy by an Adviser.

        A Fund may also enter into options and futures contracts relative to a foreign currency to hedge against fluctuations in foreign currency rates. The use of forward currency transactions and options and futures contracts relative to a foreign currency to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of a Fund's underlying securities. A Fund may, to the extent it invests in foreign securities, purchase or sell foreign currencies on a spot basis and may also purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency, the Fund will segregate cash or liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract, or otherwise cover its position in a manner permitted by the SEC.

        A Fund would incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

OPTIONS AND FUTURES CONTRACTS

        Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures, sector selection and durations in accordance with the Fund's investment objectives and policies.

        In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Funds, and for cash flow management, a Fund may employ certain hedging and risk management techniques. These techniques include the purchase and sale of options, futures and options on futures involving equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices. Although these hedging transactions are intended to minimize the risk of loss due to a decline in the value of the hedged security, asset class or currency, certain of them may limit any potential gain that might be realized should the value of the hedged security increase. A Fund may engage in these types of transactions for the purpose of enhancing returns. The use of options can also increase a Fund's transaction costs.

        The techniques described herein will not always be available to the Funds, and it may not always be feasible for a Fund to use these techniques even where they are available. For example, the cost of entering into these types of transactions may be prohibitive in some situations. In addition, a Fund's ability to engage in these transactions may also be limited by tax considerations and certain other legal considerations.

        A Fund may write covered call options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

        The Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange fluctuations on foreign securities the particular Fund holds in its portfolio or that it intends to purchase. For example, if a Fund enters into a contract to purchase securities denominated in foreign currency, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

        In addition, a Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices. Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities.

        A Fund may write covered options only. "Covered" means that, so long as a Fund is obligated as the writer of a call option on particular securities or currency, it: (1) will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or (2) will establish or maintain with its custodian for the term of the option a segregated account consisting of liquid assets. A Fund will cover any put option it writes on particular securities or currency by maintaining a segregated account with its custodian as described above.

        To hedge against fluctuations in currency exchange rates, a Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, a Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations. This provides an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-U.S. security, the Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-U.S. security position. The Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire or to increase or decrease equity exposure in managing cash flows.

        The Funds also may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-U.S. security of the same currency. A Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-U.S. securities. A Fund may write a covered call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-U.S. securities.

        Options on indexes are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When a Fund writes a covered option on an index, a Fund will be required to deposit and maintain liquid assets with a custodian equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Fund will deposit with the custodian additional liquid assets equal in value to the deficiency.

        To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for "bona fide hedging" purposes (as defined by regulations of the CFTC), the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account the unrealized profits and unrealized losses on any such contracts the Fund has entered into. However, the "in-the-money" amount of such options may be excluded in computing the 5% limit. Adoption of this guideline will not limit the percentage of a Fund's assets at risk to 5%. In addition, each Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Fund's total assets under normal conditions; or
(c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

        A Fund's use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") involves certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include:

- dependence on the ability of an Adviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets;

- imperfect correlation between movements in the price of the securities or currencies hedged or used for cover;

- the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests;

- lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position;

- possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations; and

- the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended, (the "Code").

        In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, it may be that a Fund would have been in a better position had it not used such a strategy at all. The Funds' ability to engage in certain investment strategies, including hedging techniques, may be limited by tax considerations, cost considerations and other factors.

        Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits, and in the case of options obligating a Fund to purchase securities may require the Fund to establish a segregated account consisting of cash or liquid securities in an amount

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equal to the underlying value of such futures contracts and options to the extent not covered by an offsetting position.

        While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

        Perfect correlation between a Fund's futures positions and portfolio positions is impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

        Some futures contracts or options on futures may be inherently illiquid or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily price limit is reached no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

        The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on an Adviser's ability to predict correctly the direction and degree of movements in interest rates. Although it is believed that use of the hedging and risk management techniques described above will benefit the Funds, if an Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

SWAP AGREEMENTS

        A Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. The Emerging Growth Equity, Equity Growth, Diversified Mid-Cap, Value Equity and Balanced Funds may invest up to 10% of their assets in these types of instruments. The Capital Growth Fund will not enter into credit, currency, index, interest rate and mortgage swaps and may invest up to 10% of its total assets in equity swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange (swap) the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for

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example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

        In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments equal to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments equal to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

        Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

        A Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be covered by liquid assets having an aggregate net asset value at least equal to the accrued excess maintained by the Fund's custodian in a segregated account. If a Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. A Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined to be creditworthy by an Adviser, subject to approval by the Manager. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

        A Fund may invest in equity swaps. As noted, equity swaps allow one party to exchange the dividend income or other components of return on an equity investment for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of particular securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are very volatile. To the extent that an Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

        The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms an Adviser believes are advantageous to such Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased.

Because interest rate swaps, caps, collars and floors are privately negotiated transactions rather than publicly traded, they may be considered to be illiquid securities. To the extent that an Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss.

STRUCTURED INVESTMENTS

        Each Fund may enter into Structured Investments. Structured Investments are derivative securities that are convertible into, or the value of which is based upon the value of, other debt or equity securities or indices or other factors. Currency exchange rates, interest rates (such as the prime lending rate and the London InterBank Offered Rate ("LIBOR")) and stock indices (such as the Standard & Poor's 500(SM) Index ("S&P 500(R)")) may be used. The amount a Fund receives when it sells a Structured Investment or at maturity of a Structured Investment is not fixed, but is based on the price of the underlying security or index or other factor. Particular Structured Investments may be designed so that they move in conjunction with or differently from their underlying security or index in terms of price or volatility. It is impossible to predict whether the underlying index or price of the underlying security will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of Structured Investments) will be influenced by the same types of political and economic events that affect particular issuers of fixed income and equity securities and capital markets generally. Structured Investments also may trade differently from their underlying securities. Structured Investments generally trade on the secondary market, which is fairly developed and liquid. However, the market for such securities may be shallow compared to the market for the underlying securities or the underlying index. Accordingly, periods of high market volatility may affect the liquidity of Structured Investments, making high volume trades possible only with discounting.

        Structured Investments are a relatively new innovation and may be designed to have various combinations of equity and fixed income characteristics. The following sections describe four common types of Structured Investments. A Fund may invest in other Structured Investments, including those that may be developed in the future, to the extent that the Structured Investments are otherwise consistent with the Fund's investment objective and policies.

               LYONS

        Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Fund will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par, value. The yield on LYONs is typically lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount on the date of redemption, which amounts to the lower-than-market yield. A Fund would receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are an attractive investment when it appears that they will increase in value due to the rise in value of the underlying common stock.

               PERCS

        Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, a Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock. Investors that seek current income find PERCS attractive because PERCS provide a higher dividend income than that paid with respect to a company's common stock.

               ELKS

        Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under a trust indenture. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, a Fund may be compensated with the higher yield, contingent on how well the underlying common stock performs. Investors that seek current income find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company's common stock. The return on ELKS depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuers of ELKS may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using ELKS over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using ELKS is that they may be used as a form of hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

               STRUCTURED NOTES

        Structured Notes are derivative securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices (such as the S&P 500). In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. A Fund would use Structured Notes to tailor its investments to the specific risks and returns an Adviser wishes to accept while avoiding or reducing certain other risks.

RISK MANAGEMENT

        Each Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep a Fund fully invested and to reduce the transaction costs associated with incoming and outgoing cash flows. Where equity futures are used to "equitize" cash, the objective is to match the notional value of all futures contracts to a Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to a Fund's cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage they include, as do all leveraged transactions, the possibility of losses or gains that are greater than if these techniques involved the purchase and sale of the securities themselves.

ILLIQUID SECURITIES

        Each Fund is permitted to invest in illiquid securities. No illiquid securities will be acquired if upon the purchase thereof more than 15% of a Fund's net assets would consist of illiquid securities. If, through a change in values, net assets, or other circumstances, any Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

        "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. In addition, under current interpretations of the Staff of the SEC, the following types of securities in which a Fund may invest will be considered illiquid:

    - repurchase agreements and time deposits maturing in more than seven days;

    - certain restricted securities (securities whose public resale is subject to legal or contractual restrictions);

    - options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and

    - any other securities in which a Fund may invest that are not readily marketable.

        Each Fund may purchase certain restricted securities commonly known as Rule 144A securities that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines approved by the Board. A Fund may not be able to sell illiquid securities when an Adviser considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. A sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of liquid securities. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value. Further, the purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

SHORT SALES

        With the exception of the Balanced Fund, each of the Funds may make short sales of securities as well as short sales against the box. The Equity Growth Fund, the Value Equity Fund and the Capital Appreciation Fund may engage in short sales other than against the box. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. A Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. A Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid high grade debt obligations. A Fund will also be required to deposit in a segregated account established and maintained with such Fund's custodian, liquid assets to the extent necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, a Fund will incur a loss. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. In a short sale against-the-box, at the time of the sale, a Fund owns or has the immediate and unconditional right to acquire at no additional cost the security and maintains that right at all times when the short position is open. A Fund other than the Diversified Mid-Cap Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). The policy of the Diversified Mid-Cap Fund regarding short sales against-the-box is described under "INVESTMENT OBJECTIVES AND POLICIES - Fundamental Restrictions for the Diversified Mid-Cap Fund."

        As a result of recent tax legislation, short sales may not generally be used to defer the recognition of gain for tax purposes with respect to appreciated securities in a Fund's portfolio.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

        Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if an Adviser deems it advisable. The purchase of securities on a when-issued basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will maintain, in a segregated account, liquid assets having a value equal to or greater than the Fund's purchase commitments in respect of any obligations relating to when-issued or delayed delivery securities; a Fund will likewise segregate securities sold on a delayed-delivery basis.

INVESTING IN OTHER INVESTMENT COMPANIES

        Each Fund is permitted to invest in other investment companies including investment companies which are not registered under the 1940 Act. Each Fund may invest in investment companies located outside the United States. Investments in other investment companies will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Pursuant to Section 12(d)(1) of the 1940 Act, a Fund will not purchase a security of an investment company, if as a result: (1) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund, or (3) more than 5% of the Fund's total assets would be invested in any one such investment company; unless an exemption from the limitations of Section 12(d)(1) is available.

        The Funds may also purchase certain exchange-traded funds, such as Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are American Stock Exchange ("AMEX") - traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. With regard to each Fund, SPDRs and other similar types of instruments would be subject to the requirements of Section 12(d)(1) of the 1940 Act.

        The Equity Growth Fund, the Capital Growth Fund, the Aggressive Growth Fund, the Capital Appreciation Fund, the Diversified Mid-Cap Fund, the Mid Cap Value Fund, the Basic Value Fund and the Blue Chip Fund may invest in iShares(SM) (formerly called World Equity Benchmark Shares or "WEBS") consistent with the limitations of Section 12(d)(1) of the 1940 Act. iShares are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Composite Index ("MSCI") indices for specified countries. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

PORTFOLIO SECURITIES LENDING

        Each of the Funds may lend its portfolio securities to broker/dealers and other institutions as a means of earning interest income. The borrower is required to deposit as collateral, liquid assets that at all times will be at least equal to 100% of the market value of the loaned securities and such amount will be maintained in a segregated account of the respective Fund. While the securities are on loan the borrower will pay the respective Fund any income accruing thereon.

        Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

        The Funds may lend securities only if: (1) each loan is fully secured by appropriate collateral at all times; and (2) the value of all loaned securities of the Fund (not including transactions that are covered by a segregated account or an offsetting position) would not be more than 33 1/3% of the Fund's total assets taken at the time of the loan (including collateral received in connection with any loans). For the Diversified Mid-Cap Fund all lending is limited to 33 1/3% of total assets.

        Under present regulatory policies, loans of portfolio securities may be made to financial institutions such as brokers or dealers and are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund is required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from investment of the collateral. A Fund does not have the right to vote any loaned securities having voting rights during the existence of the loan, but a Fund could call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities default. However, the loans are made only to firms deemed by the Advisers to be of good standing under guidelines established by the Manager and the Board, and only when, in the judgment of an Adviser, the money which can be earned by loaning the particular securities justifies the attendant risks.

        The Funds do not intend to engage in the lending of any assets other than securities, except to the extent of assuming any unfunded commitments in connection with the acquisition of loans, loan participations or other forms of direct debt instruments. (The limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

                                BOARD OF TRUSTEES

        The Board is responsible for overseeing all operations of the Funds, including supervising the Manager. The Manager is responsible for overseeing the Advisers and establishing and monitoring investment guidelines for the Trust. The Trustees and officers of the Trust, some of whom are directors and officers of Allstate Life and its affiliates, and their ages, business addresses and principal business occupations for the last five years, are set forth below.

DISINTERESTED TRUSTEES:(1), (2)

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                     POSITION AND                                                      FUND COMPLEX         OTHER
    NAME, AGE          TERM IN          PRINCIPAL OCCUPATION(S) DURING PAST FIVE       OVERSEEN BY      DIRECTORSHIPS
   AND ADDRESS         OFFICE                           YEARS                            TRUSTEE           HELD(3)
----------------------------------------------------------------------------------------------------------------------
Robert S.           Trustee since     2001-Present: President, EIC, Inc. (private    11                MB Financial,
Engelman, Jr.       October 1999      investment company)                                              Inc
(61), 3100                            2001-Present: President, MRE, Inc. (private
Sanders Road,                         investment company)
Northbrook,                           1998-2001: Chairman of the Board, MB
Illinois, 60062,                      Financial, Inc. (bank holding company)
c/o LSA                               1998: President and Chief Executive
Variable Series                       Officer, Avondale Financial Corp./Avondale
Trust.                                Bank

Karen J. May        Trustee since     2000-Present: Corporate Vice President,        11                None
(45); 3100          September         Human Resources, Baxter International, Inc.
Sanders Road,       1999              (healthcare)
Northbrook,                           1998-2000: Vice President, Global Planning
Illinois, 60062,                      and Staffing, Baxter International, Inc.
c/o LSA                               1998: Vice President, International Finance,
Variable Series                       Baxter International, Inc.
Trust.

INTERESTED TRUSTEES:(2)

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
    NAME, AGE        POSITION AND                                                      FUND COMPLEX         OTHER
    NAME, AGE          TERM IN          PRINCIPAL OCCUPATION(S) DURING PAST FIVE       OVERSEEN BY      DIRECTORSHIPS
   AND ADDRES          OFFICE                           YEARS                            TRUSTEE           HELD(3)
----------------------------------------------------------------------------------------------------------------------
Michael J.          Trustee since     1998-Present: Senior Vice President,           11                None
Velotta(4) (57);    October 1999;     General Counsel and Secretary, Allstate
Allstate            Chairman of       Life Insurance Company
Financial,          the Board
3100 Sanders        since February
Road,               2003
Northbrook,
Illinois,
60062.

OFFICERS: (5)

                                  POSITION AND LENGTH OF
       NAME, AGE AND                    TIME SERVED                          PRINCIPAL OCCUPATION(S)
         ADDRESS                     AS TRUST OFFICER                        DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
Jeanette J. Donahue(6) (53)      Vice President and Chief    1998-Present: Director, Allstate Life Insurance Company
3100 Sanders Road,               Operations Officer since
Northbrook, Illinois, 60062.          September 1999

Todd P. Halstead(6) (46)         Treasurer since February    1998-Present: Director, Allstate Life Insurance Company
3100 Sanders Road,                         2000
Northbrook, Illinois, 60062.

John R. Hunter(6)  (48)                President since       1998-Present: Vice President, Allstate Life Insurance
3100 Sanders Road,                     September 1999        Company
Northbrook, Illinois, 60062.

Cynthia J. Surprise (56)         Secretary since February    1999-Present: Director and Counsel, Investors Bank &
200 Clarendon Street                       2000              Trust Company
Boston, MA, 02116                                            1998-1999: Vice President, State Street Bank and
                                                             Trust Company

Bruce A. Teichner(6) (43)        Assistant Secretary since   1998-Present: Associate Counsel, Allstate Life
3100 Sanders Road,                     February 2001         Insurance Company
Northbrook, Illinois, 60062.                                 1998: Assistant Counsel, Allstate Insurance Company

Timothy N. Vander Pas(6) (42)        Chief Compliance        1998-Present: Assistant Vice President, Allstate Life
3100 Sanders Road,                Officer since May 2002     Insurance Company
Northbrook, Illinois, 60062.

(1) Each Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act is referred to as a "disinterested Trustee."
(2) Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent, or is removed or, if sooner, until the next meeting of the Trust's shareholders and until the election and qualification of his or her successor.
(3) Directorships include public companies and any company registered as an investment company.
(4) Mr. Velotta is considered an "interested person" of the Trust, as defined in the 1940 Act, because he is: a member of the Board of Managers and officer of LSA Asset Management LLC, investment adviser to the Trust; Senior Vice President, General Counsel and Secretary to Allstate Life Insurance Company, the parent company of LSA Asset Management LLC; and a director, the Secretary and a register representative of ALFS, Inc., the Trust's distributor.
(5) Pursuant to the Trust's By-laws, officers of the Trust are appointed by the Board, and serve at the pleasure of the Board. Officers may resign from the Trust at any time.
(6) Ms. Donahue, Mr. Halstead, Mr. Hunter, Mr. Teichner and Mr. Vander Pas are officers of LSA Asset Management LLC, investment adviser to the Trust.
    Mr. Hunter and Mr. Vander Pas are also members of the Board of Managers of LSA Asset Management LLC. Mr. Hunter is also Vice President of Allstate Life Insurance Company, the parent company of LSA Asset Management LLC; and a director, the President and Chief Executive Officer, and a registered representative of ALFS, Inc., the Trust's distributor. Mr. Vander Pas is also Assistant Vice President of Allstate Life Insurance Company.
    Ms. Donahue is also a registered representative of ALFS, Inc.

COMMITTEES OF THE BOARD OF TRUSTEES

        The Board has an Audit Committee and a Valuation Committee. The Audit Committee is comprised of all of the Trustees who are not "interested persons" of the Trust. Currently, Mr. Robert S. Engelman and Ms. Karen J. May comprise the Audit Committee. The Audit Committee, pursuant to an Audit Committee Charter adopted by the Board, is directly responsible for the selection, compensation, retention, engagement and termination of the Trust's independent auditors, subject to the provisions of Section 32(a)(1) of the Act requiring the approval of the selection of the Trust's independent auditors by a vote of the majority of the Trustees who are not "interested persons" of the Trust; oversees the Trust's accounting and financial reporting policies and practices, its internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof; assists the Board in fulfilling its responsibilities for the Trust's accounting and financial practices; and acts as liaison between the Trust's independent auditors and the full Board of Trustees. The Audit Committee met twice during the fiscal year ended December 31, 2002.

        Currently, Messrs. Robert S. Engelman and Michael J. Velotta and
Ms. Karen J. May comprise the Valuation Committee. The Valuation Committee is comprised of two Trustees who are not "interested persons" of the Trust
(Mr. Engelman and Ms. May) and one Trustee who is an "interested person" of the Trust (Mr. Velotta). The primary purpose of the Valuation Committee is to oversee the policies, practices and internal controls with respect to the valuation of the securities held by each Fund. The Valuation Committee met four times during the fiscal year ended December 31, 2002.

        The full Board met four times during the fiscal year ended December 31, 2002.

SHARE OWNERSHIP IN THE TRUST AS OF DECEMBER 31, 2002

                                DOLLAR RANGE OF EQUITY SECURITIES IN EACH        AGGREGATE DOLLAR RANGE OF EQUITY
      NAME OF TRUSTEE                        FUND OF THE TRUST                   SECURITIES IN ALL FUNDS OF THE TRUST
      ---------------           -----------------------------------------        ------------------------------------
DISINTERESTED TRUSTEES

Robert S. Engelman, Jr.(1)    Capital Growth Fund: $10,001 - $50,000                     $50,000 - $100,000
                              Emerging Growth Equity Fund: $10,001 - $50,000
                              Equity Growth Fund: $10,001 - $50,000
Karen J. May                                    none                                            none

INTERESTED TRUSTEES

Michael J. Velotta                              none                                            none

(1) As of December 31, 2002, Mr. Engleman also owned $10,001-$50,000 of the Disciplined Equity Fund that was liquidated as of May 1, 2003

COMPENSATION OF OFFICERS AND TRUSTEES

        The Funds pay no salaries or compensation to any officer or Trustee affiliated with the Manager or Investors Bank & Trust Company (the "Administrator"). The chart below sets forth the fees paid by the Funds to the current disinterested Trustees during the fiscal year ended December 31, 2002 and certain other information.

                                                  PENSION OR                           TOTAL COMPENSATION
                              AGGREGATE       RETIREMENT BENEFITS   ESTIMATED ANNUAL   FROM THE FUNDS AND
                            COMPENSATION       ACCRUAL AS PART OF    BENEFITS UPON      COMPLEX PAID TO
NAME                      FROM THE TRUST(A)      FUND EXPENSES         RETIREMENT         TRUSTEE(A)
----                      -----------------   -------------------   ----------------   ------------------
Robert S. Engelman, Jr.       $  21,000               -0-                   -0-             $  21,000
Trustee

Karen J. May                  $  21,000               -0-                   -0-             $  21,000
Trustee

(A) As of December 31, 2002, there were twelve Funds in the Trust.

                                 CODE OF ETHICS

        Rule 17j-1 under the 1940 Act addresses conflicts of interest that arise from personal trading activities of investment company personnel. The rule requires funds, their investment advisers and distributors to adopt a code of ethics and to report periodically to the Board on issues raised under their code of ethics. To implement compliance with these requirements, the Trust, the Manager and ALFS, Inc. (the "Distributor") have adopted and agreed to be governed by a joint code of ethics and each of the Advisers has adopted and agreed to be governed by its individual codes of ethics (the "Codes of Ethics"), each containing provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts with regard to the personal securities transactions of their employees and access persons. The Codes of Ethics permit employees and access persons of the Trust, the Manager, the Distributor and the Advisers to invest in securities, including securities that may be purchased or held by the Funds. However, such personal securities transactions must avoid actual or potential conflicts of interest with the Funds.

        Information about these Codes of Ethics may be obtained by calling the Commission's Public Reference Room at 1-202-942-8090. Copies of the Codes of Ethics may also be obtained on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

                                CAPITAL STRUCTURE

        The Trust was organized under Delaware law on March 2, 1999. The Trust is a Delaware Statutory Trust and has the authority to authorize and issue an unlimited number of shares. The Board may reclassify authorized shares to increase or decrease the allocation of shares among the Funds or to add any new Funds. The Board has the power, from time to time and without shareholder approval, to classify and reclassify existing and new Funds into one or more classes.

                                 CONTROL PERSONS

        As of April 1, 2003, Allstate Life, through its insurance company separate accounts, the separate accounts of its insurance company subsidiaries and its direct ownership of "seed money shares", owned 100% of the shares of the Funds. Therefore Allstate Life, its insurance company subsidiaries, Allstate Insurance Company, and its parent, The Allstate Corporation, may be deemed "control persons" of the Funds as such term is defined in the 1940 Act.

        As of April 1, 2003, the amount of shares of each Fund owned by all the officers and Trustees as a group was less than 1% of each Fund's outstanding securities.

VOTING

        Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of any Fund or any class thereof; or (iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to change any fundamental policy of a Fund. Shareholders of the Funds receive one vote for each share owned on the record date; except that with respect to a matter submitted for a vote of shareholders of all Funds, shareholders will be entitled to vote on a dollar weighted basis. However, only shareholders of a Fund that is affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote of shareholders.

OTHER RIGHTS

        Each Fund share representing interests in a Fund, when issued and paid for in accordance with the terms of the continuous offering of its shares, will be fully paid and non-assessable. These shares have no pre-emptive, subscription or conversion rights and are redeemable. Upon liquidation of a Fund, the shareholders of that Fund shall be entitled to share, pro rata, in any assets of the Fund after discharge of all liabilities and payment of the expenses of liquidation.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

        LSA Asset Management LLC (the "Manager"), located at 3100 Sanders Road, Suite M2A, Northbrook, Illinois 60062, serves as the investment adviser to the Trust and as investment manager to each of the Funds. The Manager is a wholly owned subsidiary of Allstate Life. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company. Allstate Insurance Company is the second largest property/casualty writer in the U.S. Allstate Insurance Company is a wholly owned subsidiary of The Allstate Corporation. Allstate Life, organized in 1957 as a stock insurance company under the laws of the State of Illinois, has established a record of financial strength that has consistently resulted in superior ratings. A.M. Best Company assigns an A+ (Superior) to Allstate Life. Standard & Poor's Insurance Rating Services assigns an AA+ (Very Strong) financial strength rating and Moody's Investors Service, Inc. assigns an Aa2 (Excellent) financial strength rating to Allstate Life. The Manager is under common control with (and therefore an affiliate of) ALFS, Inc., the Trust's distributor.

        The Manager provides investment management services to each Fund pursuant to an Investment Management Agreement with the Trust (the "Management Agreement"). The services provided by the Manager consist of, among other things, directing and supervising each

Adviser, reviewing and evaluating the performance of each Adviser and determining whether any Adviser should be replaced. The Manager and its affiliates will furnish all facilities and personnel necessary in connection with providing these services. The Management Agreement with respect to the Funds continues in effect from year to year if such continuance is specifically approved, at least annually, at a meeting called for the purpose of voting on the Management Agreement, by the Trustees and by a majority of the Trustees who are not interested persons of the Trust or the Manager. The Management Agreement was most recently approved by the Board, with disinterested Trustees voting separately, on August 29, 2002. The Manager pays all fees of the Advisers. The Advisers serve as independent contractors of the Manager.

        The Management Agreement is terminable, with respect to a Fund, without penalty, on 60 days' written notice by: (1) the Trust when authorized either by
(a) in the case of a Fund, a majority vote of the Fund's shareholders; or (b) a vote of a majority of the Board; or (2) the Manager. The Management Agreement will automatically terminate in the event of its assignment. The Management Agreement provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Funds, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

        At a meeting held on August 29, 2002, the Board, including the disinterested Trustees with the advice of independent counsel, considered the continuation of the Management Agreement with respect to each of the Funds. In making its determinations, the Board considered and evaluated information provided by the Manager in accordance with Section 15(c) of the 1940 Act. The Board considered all factors that it deemed relevant, including:

        - the commitment of personnel and resources that had been and were expected to be furnished by the Manager to support the management services provided to the Funds. The Trustees considered the quality and depth of the Manager's organization in general and of the professionals providing services to the Funds; the Manager's commitment to attracting, developing and retaining quality personnel; and the financial condition of the Manager;

        - the management fees and other expenses paid by the Funds as compared with those of other similar funds;

        - the historical subsidization by the Manager of the Funds' expenses through the Expense Limitation Agreements and the willingness of the Manager to agree to limit total operating expenses for the Funds until at least April 30, 2003;

        - the historical investment performance of the Funds, as well as performance information regarding similar funds not managed by the Manager;

        -   the Manager's compliance program; and

        - the Manager's negative profitability from its relationship with the Funds and other benefits derived by the Manager from its relationship with the Funds.

        The disinterested Trustees noted the high quality of the Manager's work, the positive benefits to the Funds of the extensive resources made available to the Funds and the Manager's diligence in overseeing all aspects of the Funds' operations. Based on its evaluation of all material factors, the Board, including the disinterested Trustees, determined that the management fee with respect to each Fund was reasonable although slightly above average relative to the fees paid by comparable funds. The disinterested Trustees were also pleased that the Manager was trying to increase assets so that the Fund's expense ratios will decrease. In addition, the Board, including the disinterested Trustees, renewed the Management Agreement with respect to each Fund.

        The Trust's Prospectus contains a description of fees payable to the Manager for services under the Management Agreement. The Manager pays the fees of the Advisers without any additional cost to the Funds.

        The table below shows the fees to which the Manager was entitled from each Fund for the fiscal years (or fiscal period from commencement of operations) ended December 31, 2002, December 31, 2001 and December 31, 2000 and the amount of each fee that was reimbursed to the Fund during the period. In each case, the Manager reimbursed the full amount of its fee and therefore received $0 from each Fund.

                                         2002                2001                2000
                                         ----                ----                ----
                                    MANAGEMENT FEE      MANAGEMENT FEE      MANAGEMENT FEE
                                          AND                 AND                 AND
        FUND                       AMOUNT REIMBURSED   AMOUNT REIMBURSED   AMOUNT REIMBURSED
--------------------------------------------------------------------------------------------
Emerging Growth Equity Fund(1)         $ 59,156             $ 76,049           $ 107,375
Aggressive Growth Fund(2)                27,590                8,344                 N/A
Capital Appreciation Fund(2)             26,596                9,503                 N/A
Equity Growth Fund(1)                    61,444               67,378              72,793
Diversified Mid-Cap Fund(2)              39,634               10,033                 N/A
Mid Cap Value Fund(2)                    52,850                8,104                 N/A
Capital Growth Fund(1)                   69,868               69,999              62,772
Blue Chip Fund(2)                        32,051                8,151                 N/A
Value Equity Fund(1)                     85,933               75,625              55,258
Basic Value Fund(2)                      47,673                8,525                 N/A
Balanced Fund(1)                         95,230               73,298              50,667

(1) Commenced operations October 1, 1999
(2) Commenced operations August 14, 2001

THE ADVISERS

        The Manager has entered into a separate advisory agreement on behalf of each Fund pursuant to which the Manager has appointed an Adviser to carry out the day-to-day investment and reinvestment of the assets of the relevant Fund. Under the direction of the Manager, and, ultimately, of the Board, each Adviser is responsible for making all of the day-to-day investment decisions for the respective Fund (or portion of a Fund) in accordance with the Fund's investment objective, guidelines and policies. The advisory agreements on behalf of the Funds will continue in effect from year to year if such continuance is specifically approved, at least annually, at a meeting called for the purpose of voting on the agreement, by the Trustees, including a majority of the disinterested Trustees. Pursuant to an order of the SEC, the Trust is not required to obtain shareholder approval upon entering into a new agreement with an Adviser or a new adviser.

        The Manager pays each Adviser a fee for its services from the Manager's own resources. A Fund pays no additional management fees for the services of the Advisers. Each Adviser furnishes at its own expense all facilities and personnel necessary in connection with providing these services.

        At the August 29, 2002 meeting, the Board, including the disinterested Trustees assisted by the advice of independent counsel, considered the continuation of the Sub-Advisory Agreements with respect to the Funds. In accordance with Section 15(c) of the 1940 Act, the Board had received information from the Manager and the Advisers including: information regarding the experience and qualifications of the Advisers' personnel; the Advisers' investment decision-making process with respect to the applicable Fund; the Advisers' compliance monitoring process for assuring that the Funds are in compliance with federal securities laws, the Code and other applicable laws, as well as with the Funds' investment objectives, policies and restrictions. The Board also reviewed information on the types of research and services obtained by the Advisers in connection with soft dollar commissions and information regarding the Advisers experience in attempting to obtain best execution of portfolio transactions. The Board considered the performance of the Funds and the quality of services provided by the Advisers. The Independent Trustees considered all factors they deemed to be relevant to the applicable Fund, including: (1) the qualifications of the staff that the applicable Adviser devoted to the service of the Fund; (2) the demonstrated history of the Adviser of recruiting and retaining qualified investment personnel with the level of skill and experience that the Independent Trustees believed necessary for the proper management of the assets of the applicable Fund; and (3) the financial ability of the Advisers to provide consistently high quality services to the Fund and to meet its financial obligations to compensate the Trust and its shareholders in the event of a loss or other problem for which the Adviser might be held liable.

        The principal factors forming the basis of the Independent Trustees determination regarding the continuance of each Sub-Advisory Agreement were as follows, that: (1) Salomon Brother Asset Management Inc had maintained the style consistency of the Value Equity Fund and that Fund had exhibited very good performance relative to its style specific indices; (2) AIM Capital Management, Inc. ("AIM") performance record for the Basic Value Fund during the initial first year of operation was in line with its benchmark indices and its peers. It was noted that AIM's corresponding public fund had outperformed all identified peers and its style specific indices on a five-year basis; (3) the Independent Trustees approved the continuance of the Sub-Advisory Agreement with J.P. Morgan Investment Management Inc., but encouraged the Manager to consider whether the strategy of the Disciplined Equity Fund remained effective; (4) the Independent Trustees expressed disappointment with the initial performance of the Blue Chip Fund but were pleased with AIM's adherence to the Fund's investment style and with the sufficiency of AIM's resources; (5) Goldman Sachs Asset Management had maintained the style consistency of the Capital Growth Fund (formerly the Growth Equity Fund), and that Fund had exhibited reasonable performance; (6) with respect to the Equity Growth Fund (formerly the Focused Equity Fund), Van Kampen had maintained the Fund's style consistency and had sufficient resources to continue to manage the Fund, and the Fund had exhibited good performance against its benchmark. However, the Independent Trustees suggested that the Manager consider whether the style should be modified to encompass a less concentrated portfolio of securities; (7) the Independent Trustees were pleased with the ability of Janus Capital Management LLC to execute the investment style of the Capital Appreciation Fund, noting that due to the concentrated nature of the Fund it is more volatile than its benchmark index and peer group; (8) Van Kampen Asset Management Inc. ("VKAM") had the necessary resources to manage the Mid Cap Value Fund, and that Fund had exhibited good performance relative to its peer group; (9) Fidelity Management & Research Company had adhered to the investment style of the Diversified Mid-Cap Fund, had the resources to manage that Fund, and the Fund's performance was in line with that of its benchmark index on a since inception basis; (10) VKAM had the necessary resources to manage the Aggressive Growth Fund, and the Fund had outperformed its benchmark index on a since inception basis, while VKAM's corresponding public fund had outperformed both its benchmark index and peer group; (11) OpCap Advisors had adhered to the Balanced Fund's investment style, and that Fund's performance since inception was in line with its peers in spite of its volatility; and (12) the Independent Trustees approved the continuance of the Sub-Advisory Agreement with RS Investment Management, L.P. ("RS"), in spite of the Emerging Growth Equity Fund's exceptionally volatile performance, on the basis of the positive long term track record of RS's corresponding public fund and the belief of the Independent Trustees that the performance of the Fund will improve when the market environment becomes more favorable to the Fund's investment style.

        The following information supplements the information regarding the Advisers in the Trust's prospectus.

        Fidelity Management & Research Company ("FMR") is the adviser to the Diversified Mid-Cap Fund. In addition, FMR Co, Inc. ("FMRC") serves as sub-subadviser for the Fund. FMRC is primarily responsible for choosing investments for the Fund. FMRC is a wholly-owned subsidiary of FMR

        FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

        OpCap Advisors is a Delaware limited liability company which is wholly-owned by Oppenheimer Capital LLC a wholly-owned subsidiary of Allianz Dresdner Asset Management U.S. Equities LLC, which is wholly-owned by Allianz Dresdner Asset Management of America L.P. ("ADAM") (formerly PIMCO Advisors L.P.). ADAM is a Delaware partnership whose sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited liability company with three members, ADAM U.S. Holding LLC, a Delaware limited liability company, Pacific Asset Management LLC, a Delaware limited liability company and Pacific Life Insurance Company, a California stock life insurance company. The sole member of ADAM U.S. Holding LLC is Allianz Dresdner Asset Management of America LLC. Allianz Dresdner Asset Management of America LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Dresdner Asset Management of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz Dresdner Asset of America Holding Inc. is a wholly-owned subsidiary of ADAM GmbH, which is wholly owned by Allinaz Aktiengesellschaft ("Allianz AG"). Allianz of America, Inc. is wholly-owned by Allianz AG. Pacific Asset Management LLC is wholly-owned subsidiary of Pacific Life Insurance Company, a wholly-owned subsidiary of Pacific Mutual Holding Company. Allianz AG indirectly holds a controlling interest in Allianz Dresdner Asset Management of America L.P. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company owns an indirect minority equity interest in Allianz Dresdner Asset Management of America L.P. and is a California-based insurance company.

        Goldman Sachs Asset Management, L.P. is part of the Investment Management Division and an affiliate of Goldman Sachs & Co.

                                  FUND EXPENSES

        Each Fund assumes and pays the following costs and expenses to the extent they are not assumed by the Manager: interest; taxes, brokerage charges (which may be paid to broker-dealers affiliated with the Manager or an Adviser); costs of preparing, printing and filing any amendments or supplements to the registration statements to maintain the registration of each Fund and its shares; all federal and state registration, qualification and filing costs and fees, issuance and redemption expenses, transfer agency and dividend and distribution disbursing costs and expenses; custodian fees and expenses; accounting, auditing and legal expenses; fidelity bond and other insurance premiums; fees and salaries of trustees, officers and employees (if any) of the Funds other than those who are also officers or employees of the Manager or its affiliates or the Administrator; industry membership dues; all annual and semiannual reports and prospectuses mailed to each Fund's shareholders as well as all quarterly, annual and any other periodic report required to be filed with the SEC or with any state; any notices required by a federal or state regulatory authority; and any proxy solicitation materials directed to each Fund's shareholders as well as all printing, mailing and tabulation costs incurred in connection therewith, and any expenses incurred in connection with the holding of meetings of each Fund's shareholders, and other miscellaneous expenses related directly to the Funds' operations and interest.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

        The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to any policy established by the Manager and the Board, the Advisers are responsible for making the day-to-day investment decisions for each Fund and the placing of its portfolio transactions. In placing orders, it is the policy of each Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the Advisers generally seek competitive spreads or commissions, they may direct brokerage transactions to broker/dealers who also sell variable annuity and variable life insurance contracts issued by Allstate Life and its affiliates and the sale of such contracts may be taken into account by the Manager and/or the Advisers when allocating brokerage transactions. In addition, the Advisers may direct brokerage transactions to broker-dealers with which they are affiliated subject to principles of best execution and procedures established by the Board pursuant to Rule 17e-1 under the 1940 Act.

        The Advisers will generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

        While the Advisers seek to obtain the most favorable net results in effecting transactions in a Fund's portfolio securities, dealers who provide supplemental investment research to an Adviser may receive orders for transactions for the Funds. Such supplemental research services may consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of an Adviser, a Fund will benefit by such supplemental research services, the Fund may pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction. Such supplemental research services will be in addition to and not in lieu of the services required to be performed under the Management Agreement or the Sub-Advisory Agreements between the Manager and the Advisers. The expenses of the Advisers will not necessarily be reduced as a result of the receipt of such supplemental information. The Advisers may use such supplemental research in providing investment advice to their client accounts other than those for which the transactions are made. Similarly, the Funds may benefit from such research obtained by the Advisers for portfolio transactions for other client accounts.

        The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of that Fund's Adviser participates. These procedures prohibit a Fund from directly or indirectly benefiting an Adviser affiliate in connection with such underwritings. In addition, for underwritings where an Adviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund or Funds could purchase.

        The Board has approved the participation of the Diversified Mid-Cap Fund in a commission recapture program whereby FMR may recapture for the benefit of the Diversified Mid-Cap Fund some portion of the brokerage commissions or similar fees paid by the Diversified Mid-Cap Fund on portfolio transactions. The Diversified Mid-Cap Fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Board intends to continue to review whether other recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the Diversified Mid-Cap Fund to seek such recapture.

        With the exception of the Diversified Mid-Cap Fund, each Fund may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of certain expenses that the Fund is required to pay ("Directed Brokerage"). The transaction quality must, however, be comparable to that of other qualified broker-dealers. The Board periodically reviews the levels of Directed Brokerage for each Fund.

        Investment decisions for the Funds will be made independently from those of any other clients that may be (or in the future may be) managed by the Manager, the Advisers or their affiliates. If, however, accounts managed by an Adviser are simultaneously engaged in the purchase of the same security, then, pursuant to general authorization of the Board and the Manager, available securities may be allocated to a Fund in a manner an Adviser deems to be fair. Such allocation and pricing may affect the amount of brokerage commissions paid by a Fund. In some cases, this system might adversely affect the price paid by a Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (for example, in the case of a small issue).

        Securities held by any Fund may also be held by other funds and other clients for which the Advisers or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought by the Advisers for one or more clients when one or more of the Advisers' clients are selling the same security. If purchases or sales of securities arise for consideration at or about the same time for any Fund or client accounts (including other funds) for which the Manager or an Adviser acts as an investment adviser (including the Funds described herein), transactions in such securities will be made, insofar as feasible, for the respective Funds and other client accounts in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Advisers or their respective affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

        The Board has adopted a policy allowing trades to be made between a Fund and a registered investment company or series thereof that is an affiliated person of the Fund (and certain non-investment company affiliated persons) provided the transactions meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Fund may buy a security from or sell a security to another registered investment company or private advisory account advised by one of the Advisers.

        For the fiscal period ended December 31, 2002, the Advisers placed orders consistent with each Fund's policy of obtaining the most favorable net results.

During the past three fiscal years, the aggregate amount of brokerage commissions paid by the Funds was as follows:

        NAME OF FUND                  2002         2001          2000
------------------------------------------------------------------------
Emerging Growth Equity Fund        $  42,136    $  11,838     $  6,510
Aggressive Growth Fund (A)         $  20,783    $   4,313**        N/A
Capital Appreciation Fund          $   6,080    $   2,425**        N/A
Equity Growth Fund (B)             $  31,927    $  13,882     $ 11,577
Diversified Mid-Cap Fund (C)       $   8,247    $   2,373**        N/A
Mid Cap Value Fund (D)             $  27,931    $   3,617**        N/A
Capital Growth Fund (E)            $   8,723    $   3,936     $  6,018
Blue Chip Fund                     $   5,951    $   2,119**        N/A
Value Equity Fund (F)              $  32,937    $  15,488     $ 14,885
Basic Value Fund                   $  12,894    $   4,012**        N/A
Balanced Fund                      $  41,280    $  21,583     $ 12,937

** For the period August 14, 2001 to December 31, 2001.

(A) For the fiscal year ended December 31, 2002, and for the period from August 14, 2001 to December 31, 2001, the Aggressive Growth Fund paid $200 and $103, respectively, in brokerage commissions to Morgan Stanley, an affiliate of the Adviser, which represented 0.96% and 2.39%, respectively, of total brokerage commissions paid by the Fund. The total amount of transactions on which brokerage commissions were paid by the Aggressive Growth Fund was $14,965,290 and $3,974,664, respectively, of which 1.03% and 1.75%, respectively, involved the payment of commissions effected through affiliated persons.
(B) For the fiscal years ended December 31, 2002, December 31, 2001 and December 31, 2000, the Equity Growth Fund paid $1,031, $300 and $0, respectively, in brokerage commissions to Morgan Stanley, an affiliate of the Adviser, which represented 3.23%, 2.16% and 0%, respectively, of total brokerage commissions paid by the Fund. The total amount of transactions on which brokerage commissions were paid by the Equity Growth Fund for the fiscal years ended December 31, 2002, December 31, 2001 and December 31, 2000 was $23,465,349,$11,858,224 and $11,547,174, respectively, of which 4.07%, 2.79% and
0%, respectively, involved the payment of commissions effected through affiliated persons.
(C) For the fiscal year ended December 31, 2002 and for the period from August 14, 2001 to December 31, 2001, the Diversified Mid-Cap Fund paid $92 and $0 in brokerage commissions to National Financial Services Corp., an affiliate of the Adviser, which represented 1.11% and 0%, respectively, of total brokerage commissions paid by the Fund. The total amount of transactions on which brokerage commissions were paid by the Diversified Mid-Cap Fund was $4,060,111 and $5,070,138, respectively, of which 1.25% and 0%, respectively, involved payment of commissions effected through affiliated persons.
(D) For the fiscal year ended December 31, 2002 and for the period from August 14, 2001 to December 31, 2001, the Mid Cap Value Fund paid $1,313 and $425, respectively, in brokerage commissions to Morgan Stanley, an affiliate of the Adviser, which represented 4.70% and 11.75%, respectively, of total brokerage commissions paid by the Fund. The total amount of transactions on which brokerage commissions were paid by the Mid Cap Value Fund was $15,685,132 and $3,202,878, respectively, of which 2.59% and 7.15%, respectively, involved the payment of commissions effected through affiliated persons.
(E) For the fiscal years ended December 31, 2002, December 31, 2001 and December 31, 2000, the Capital Growth Fund paid $42, $30 and $584, respectively, in brokerage commissions to Goldman Sachs, an affiliate of the Adviser, which represented 0.48%, 0.76% and 9.70%, respectively, of total brokerage commissions paid by the Fund. The total amount of transactions on which brokerage commissions were paid by the Capital Growth Fund for the fiscal years ended December 31, 2002, December 31, 2001 and December 31, 2000 was $5,665,013, $2,317,745 and $5,044,796, respectively, of which 0.20%, 2.91% and 9.35%, respectively, involved the payment of commissions effected through affiliated persons.
(F) For the fiscal years ended December 31, 2002, December 31, 2001 and December 31, 2000, the Value Equity Fund paid $1,671, $0 and $192, respectively, in brokerage commissions to Salomon Smith Barney, Inc., an affiliate of the
                                              (FOOTNOTED CONTINUED ON NEXT PAGE)

        On December 31, 2002, the Funds, except the Emerging Growth Equity, Aggressive Growth and Mid Cap Value Funds, owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:

        FUND                        NAME                      AMOUNT
-----------------------------------------------------------------------
Capital Appreciation     Citigroup, Inc.                    $   16,715
Equity Growth            Citigroup, Inc.                    $  187,879
Diversified Mid-Cap      Bear Stearns Cos., Inc.            $   13,662
                         Lehman Brothers Holdings, Inc.     $   22,382
Capital Growth           Bank of America Corp.              $  125,226
                         Citigroup, Inc.                    $  200,583
                         Schwab (Charles) Corp.             $   75,407
                         Merrill Lynch & Co.                $   34,155
                         Morgan Stanley                     $   27,944
                         Bank of New York & Co., Inc.       $   19,168
Blue Chip                Wells Fargo Co.                    $   82,022
                         Citigroup, Inc.                    $  135,482
                         Bank of America Corp.              $   93,919
                         Merrill Lynch & Co.                $   45,540
                         Morgan Stanley                     $   55,888
                         JP Morgan Chase & Co.              $   34,800
                         Goldman Sachs Group, Inc.          $   40,860
Value Equity             US Bancorp                         $  182,492
                         Bank of America Corp.              $  146,097
                         Goldman Sachs Group, Inc.          $  143,010
                         JP Morgan Chase & Co.              $  158,400
                         Merrill Lynch & Co.                $  178,365
                         Morgan Stanley                     $  179,640
                         Bank of New York & Co., Inc.       $  172,512
Basic Value              JP Morgan Chase & Co.              $  194,160
                         Citigroup, Inc.                    $  207,621
                         Bank of America Corp.              $  173,925
                         Bank of New York Co., Inc.         $  161,730
                         Merrill Lynch & Co.                $  187,852
                         Morgan Stanley                     $  167,664
Balanced                 JP Morgan Chase & Co.              $  148,800
                         Bank of New York Co., Inc.         $  119,800
                         Citigroup, Inc.                    $  478,584
                         Merrill Lynch & Co.                $  174,570

(FOOTNOTE CONTINUED)

Adviser, which represented 5.07%, 0% and 1.29%, respectively, of total brokerage commissions paid by the Fund. The total amount of transactions on which brokerage commissions were paid by the Value Equity Fund for the fiscal year ended December 31, 2002, December 31, 2001 and December 31, 2000 was $11,987,536, $8,779,083 and $9,203,759, respectively, of which 2.91%, 0% and
0.99%, respectively, involved the payment of commissions effected through affiliated persons.

                        DETERMINATION OF NET ASSET VALUE

        Each Fund offers its shares at net asset value. The net asset value of the shares of each Fund is based on the prices of a Fund's underlying securities as of the close of regular trading on the New York Stock Exchange ("NYSE") on each day that the Exchange is open for business. The NYSE usually closes at 4:00 p.m. Eastern Standard Time though it may close earlier on any given day. The Funds will be closed for business and will not price their shares on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        Equity securities reported on principal securities exchanges (domestic or foreign) are valued at the last sale price. Equity securities reported on the National Stock Market, Inc. ("NASDAQ(R)") are valued at the NASDAQ Official Closing Price. If no sale took place on such day, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate at the end of the reporting period. Options are valued at the last sale price; if no sales took place on such day, then options are valued at the mean between the bid and asked prices.

        Short-term debt securities with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost. Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the Fund's investments assuming the instrument's obligation is paid in full on maturity. In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates. For all Funds, securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities.

        Securities for which market quotations are not readily available, securities for which a value cannot be obtained from a Board approved pricing source and all other assets are valued in good faith at fair value by the Board or by the Manager's Pricing Committee under procedures established by the Board. In the event that a significant event takes place that will materially affect the value of one or more securities, the Board or the Pricing Committee under procedures established by the Board will determine the fair value of such securities. The Pricing Committee determines the fair value of a security by considering, among other things, as applicable, fundamental analytical data relating to the security's issuer; recent market prices for the security, if available; recent or current market prices for similar securities of similar issuers in the same industry; prevailing interest rates; and an evaluation of the forces which influence the market in which the securities are purchased and sold. The Board evaluates and, if appropriate, ratifies each determination by the Pricing Committee of a security's fair value.

                        PURCHASE AND REDEMPTION OF SHARES

For information regarding the purchase of Fund shares, or how a shareholder may have a Fund redeem his/her shares, see "Purchase and Redemption of Fund Shares" in the Funds' Prospectus.

             SUSPENSION OF REDEMPTIONS AND POSTPONEMENT OF PAYMENTS

        A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which: (1) disposal by a Fund of securities owned by it is not reasonably practicable, or
(2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

                             INVESTMENT PERFORMANCE

        The table below sets forth the average annual total returns for each Fund for the one-year and since inception periods ended December 31, 2002.

                               ONE YEAR      SINCE INCEPTION
------------------------------------------------------------
Emerging Growth Equity Fund     -41.89%         -15.27%(1)
Aggressive Growth Fund          -31.59%         -27.49%(2)
Capital Appreciation Fund       -28.66%         -22.57%(2)
Equity Growth Fund              -29.81%         -13.17%(1)
Diversified Mid-Cap Fund        -19.25%         -14.03%(2)
Mid Cap Value Fund               -7.49%          -0.69%(2)
Capital Growth Fund             -24.37%          -9.71%(1)
Blue Chip Fund                  -26.20%         -21.93%(2)
Value Equity Fund               -22.17%          -2.58%(1)
Basic Value Fund                -21.70%         -18.45%(2)
Balanced Fund                   -18.30%          -1.87%(1)

(1) The Fund commenced operations on October 1, 1999
(2) The Fund commenced operations on August 14, 2001

        You should not consider this performance data as an indication of future performance of any Fund or any Adviser. The performance shown does not reflect the fees and charges associated with any variable insurance product and would have been lower had those fees and charges been so reflected.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS

        Average annual total return quotations for the Funds are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV
Where:
P  =   a hypothetical initial payment of   n  =  number of years
       $1,000

T  =   average annual total return         ERV=  ending redeemable value of the
                                                 hypothetical $1,000 initial
                                                 payment made at the beginning
                                                 of the designated period
                                                 (or fractional portion thereof)

        The computation above assumes that all dividends and distributions made by a Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

        One of the primary methods used to measure performance is "total return." "Total return" will normally represent the percentage change in value of a Fund, or of a hypothetical investment in a Fund, over any period up to the lifetime of the class. Unless otherwise indicated, total return calculations will assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period.

        Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration.

        Each Fund's average annual total return quotations and yield quotations as they may appear in the Prospectus, this SAI or in advertising materials are calculated by standard methods prescribed by the SEC.

        Each Fund may also publish its distribution rate and/or its effective distribution rate. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's yield is calculated using a standardized formula (set forth below), the income component of which is computed from the yields to maturity of all debt obligations held by the Fund based on prescribed methods (with all purchase and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Fund's last monthly distribution. A Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.

        Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

STANDARDIZED YIELD QUOTATIONS

        The yield of a Fund is computed by dividing the Fund's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the Fund on the last day of such base period in accordance with the following formula:

                       2[(a-b/cd + 1)(TO THE POWER OF 6) - 1]

Where:
a   =    dividends and interest earned   c   =    the average daily number of
         during the period                        shares outstanding during the
                                                  period that were entitled to
                                                  receive dividends
b   =    expenses accrued for the        d   =    the maximum offering price per
         period (net of reimbursements)           share on the last day of the
                                                  period

NON-STANDARDIZED PERFORMANCE

        In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Performance"). Non-Standardized Performance may be quoted for the same or different periods as those for which Standardized Return data is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. All Non-Standardized Performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

GENERAL INFORMATION

        From time to time, the Funds may advertise their performance compared to similar funds using certain unmanaged indices, reporting services and publications.

        The S&P 500 is a well diversified list of 500 companies representing the U.S. Stock Market. The Index is a broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks.

        The Standard & Poor's(R) MidCap 400 Index ("S&P(R) MidCap 400") is designed to represent price movements in the mid cap U.S. equity market. It contains companies chosen by the Standard & Poor's Index Committee (the "Committee") for their size, liquidity and industry representation. None of the companies in the S&P MidCap 400 overlap with those in the S&P 500 or the Standard and Poor's(R) Small Cap 600 Index ("S&P(R) Small Cap 600"). Decisions about stocks to be included and deleted are made by the Committee which meets on a regular basis. S&P MidCap 400 stocks are market cap weighted; each stock influences the Index in proportion to its relative market capitalization. The inception year of the S&P MidCap 400 is 1982. The Index is rebalanced as needed. S&P MidCap 400 companies which merge or are acquired are immediately replaced in the Index; other companies are replaced when the Committee decides they are no longer representative.

        The S&P Small Cap 600 is designed to represent price movements in the Emerging Growth Domestic Equity U.S. equity market. It contains companies chosen by the Standard & Poor's Index Committee for their size, industry characteristics, and liquidity. None of the companies in the S&P Small Cap 600 overlap with the S&P 500 or the S&P MidCap 400. The S&P Small Cap 600 is weighted by market capitalization. REITs are not eligible for inclusion.

        As of December 31, 2002, the range of the market capitalizations and the median capitalization of the S&P Indices are as follows:

        The S&P 500 had a capitalization range between $279 million and $276.65 billion, and a median capitalization of $6.8 billion.

        The S&P MidCap 400 Index had a capitalization range between $132 million and $7.3 billion, and a median capitalization of $1.5 billion.

        The S&P Small Cap 600 Index had a capitalization range between $39 million and $2.7 billion, and a median capitalization of $441 million.

        The NASDAQ Composite(R) OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

        The Lehman Brothers(R) Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Brothers Government Bond Index.

        The Lehman Brothers Government/Corporate Bond Index is a measure of the market value of approximately 5,900 bonds with a face value currently in excess of $3.5 trillion. Issues must have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $50 million for all others.

        The Russell 1000 Index is an index of common stocks of the 1,000 largest U.S. companies measured by total market capitalization. As of December 31, 2002, the average market capitalization was approximately $9.27 billion, the median market capitalization was approximately $ 2.86 billion, and the largest company in the index had an approximate market capitalization of $242.77 billion.

        The Russell 1000 Growth Index includes the stocks of the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. As of December 31, 2002, the average market capitalization was approximately $10.80 billion; the median market capitalization was approximately $2.91 billion, and the largest company in the index had an approximate market capitalization of $242.77 billion.

        The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index. As of December 31, 2002, the average market capitalization was approximately $2.6 billion; the median market capitalization was approximately $1.8 billion, and the largest company in the index had an approximate market capitalization of $10.3 billion.

        The Russell 2000(R) Index represents the smallest 2000 of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to sort its universe to determine the companies that are included in the Index. Only common stocks are included in the Index. REITs are eligible for inclusion. As of December 31, 2002, the average market capitalization was approximately $392.9 million, the median market capitalization was approximately $297.5 million, and the largest company in the index had an approximate market capitalization of $2.24 billion.

        The Russell 2500(TM) Index is a market value-weighted, unmanaged index showing total return (i.e., principal changes with income) in the aggregate market value of 2,500 stocks of publicly traded companies domiciled in the United States. The Index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market. As of December 31, 2002, the average market capitalization was approximately $656.2 million; the median market capitalization was approximately $397.9 million, and the largest company in the index had an approximate market capitalization of $4.10 billion.

        The Morgan Stanley Capital International(SM) Europe, Australasia, and Far East Index (the "MSCI(R) EAFE(R) Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The MSCI EAFE Index is typically shown weighted by the market capitalization. However, the MSCI EAFE Index is also available weighted by Gross Domestic Product ("GDP"). These weights are modified on July 1st of each year to reflect the prior year's GDP. Indices with dividends reinvested constitute an estimate of total return arrived at by reinvesting one twelfth of the month end yield at every month end.

        The Lehman Brothers High Yield BB Index is a measure of the market value of public debt issues with a minimum par value of $100 million and rated Ba1-Ba3 by Moody's. All bonds within the index are U.S. dollar denominated, non-convertible and have at least one year remaining to maturity.

        The Merrill Lynch Corporate Master Index is an unmanaged index comprised of approximately 4,256 corporate debt obligations rated BBB or better. These quality parameters are based on composites of ratings assigned by Standard & Poor's Rating Group and Moody's. Only bonds with minimum maturity of one year are included.

        In addition, from time to time in reports and promotions:

            - a Fund's performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; (b) Morningstar, Inc., another widely used independent research from which ranks mutual funds by overall performance, investment objectives, and assets; or (c) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information;

            - the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund;

            - other statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business or other independent parties, e.g., the Investment Company Institute, may be used to illustrate investment attributes to a Fund or the general economic, business, investment or financial environment in which a Fund operates;

            - various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of a Fund's performance;

            - the sectors or industries in which a Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

                                      TAXES

        Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has elected to be treated, has qualified and intends to continue to qualify for each taxable year, as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing and other requirements of the Code.

        Qualification of a Fund for treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's gross income for its taxable year, without offset for losses from the sale or other disposition of stock or securities or other transactions, be derived from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) each Fund distribute to its shareholders for each taxable year (in compliance with certain timing requirements) as dividends at least 90% of the sum of its taxable and any tax-exempt net investment income, the excess of net short-term capital gain over net long-term capital loss and any other net income for that year (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the Fund to qualify as a regulated investment company but is taxed to the Fund if it is not distributed); and (c) each Fund diversify its assets so that, at the close of each quarter of its taxable year,
(i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

        Each Fund also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of the Fund as assets of the related separate account, these regulations are imposed on the assets of a Fund. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Fund to qualify as a regulated investment company would also subject the Fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

        Under certain circumstances, the Fund will be subject to a 4% nondeductible federal excise tax on any amounts required to be but not distributed under a prescribed formula. The formula requires that a Fund distribute (or be deemed to have distributed) to its shareholders during each calendar year at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over its capital losses realized during the one-year period ending on October 31 of such year, and any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the Fund paid no income tax. Each Fund intends generally to seek to avoid liability for this tax.

        Any dividend declared by a Fund in October, November or December as of a record date in such a month and paid the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the year in which it is declared.

        If a Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may ameliorate these adverse tax consequences, but any such election could require the applicable Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. Any Fund that is permitted to invest in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

        Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code. Section 988 generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income. Income for investments in commodities, such as gold and certain related derivative instruments, is also not treated as qualifying income under this test. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or shareholders in future years.

        A Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

        Investments in debt obligations that are at risk of default may present special tax issues. Tax rules may not be entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and any other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

        Each Fund that invests in certain pay in-kind securities ("PIKs") (debt securities whose interest payments may be made either in cash or in-kind), zero coupon securities, deferred payment securities, or certain increasing rate securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in income currently) must accrue income on such investments prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income tax. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

        Redemptions and exchanges of Fund shares are potentially taxable transactions for shareholders that are subject to tax. Shareholders should consult their own tax advisers to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain its tax consequences in their particular circumstances. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distribution of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under wash sale rules in the event of other investments in the same Fund (including through automatic reinvestment of dividends and distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments.

        Limitations imposed by the Code on regulated investment companies like the Fund may restrict a Fund's ability to enter into futures, options and currency forward transactions.

        Certain options, futures and forward foreign currency transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its securities or other positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures and forward foreign currency contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently calculating the Fund's taxable income or gains. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

        The tax rules applicable to dollar rolls, currency swaps and interest rate swaps, caps, floors and collars may be unclear in some respects, and the Funds may be required to limit participation in such transactions in order to qualify as regulated investment companies. Additionally, the Fund may be required to recognize gain, but not loss, if any option, collar, futures contract, swap, short sale or other transaction that is not subject to the mark-to-market rules is treated as a constructive sale of an appreciated financial position in the Fund's portfolio under Section 1259 of the Code. The Fund may have to sell portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

        The foregoing discussion relates solely to U.S. federal income tax law as applicable to the Funds and certain aspects of their distributions. The discussion does not address special tax rules applicable to insurance companies.

CUSTODIAN, TRANSFER AGENT, FUND ACCOUNTANT AND ADMINISTRATOR

        Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, provides the Funds with transfer agent, dividend paying, accounting, administrative and custodial services. As such, IBT is responsible for, among other things, processing purchase and redemption orders, calculating the Funds' net asset values and safeguarding the Funds' assets. For its services to the Emerging Growth Equity Fund, Equity Growth Fund, Capital Growth Fund, Value Equity Fund and Balanced Fund, IBT was paid a total fee of $880,778, $967,232, and $988,814 for the fiscal years ended December 31, 2000, December 31, 2001, and December 31, 2002, respectively. For its services to the Aggressive Growth Fund, Capital Appreciation Fund, Diversified Mid-Cap Fund, Mid Cap Value Fund, Basic Value Fund and Blue Chip Fund, IBT was paid a total fee of $225,245 and $930,836 for the period August 14, 2001 to December 31, 2001 and the fiscal year ended December 31, 2002, respectively.

                                   DISTRIBUTOR

        ALFS, Inc., 3100 Sanders Road, Suite N3B, Northbrook, IL 60062, acts as Distributor for the Trust pursuant to a Distribution Agreement, dated as of October 1, 1999. In the continuous offering of the Funds' shares, the Distributor will distribute such shares on a best efforts basis. The Distributor receives no fee as distributor. The Distribution Agreement will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval. As a wholly owned subsidiary of Allstate Life, the Distributor is under common control with the Manager, and therefore an affiliate of the Manager.

                              INDEPENDENT AUDITORS

The financial statements of the Funds, which comprise the Trust, are audited by Deloitte & Touche LLP, Two Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois 60601-6779, for the periods indicated in the Annual Report.

                              FINANCIAL STATEMENTS

The Funds' audited Financial Statements, including the Financial Highlights, for the period ended December 31, 2002 appearing in the Annual Report to Shareholders and the report thereon of Deloitte & Touche LLP, independent auditors, appearing therein are hereby incorporated by reference in this Statement of Additional Information.

                                   APPENDIX A

Description of ratings of S & P, Moody's and Fitch Ratings:

S & P

Bond Ratings

AAA

        Bonds rated AAA have the highest rating assigned by the S & P. Capacity to pay interest and repay principal is extremely strong.

AA

        Bonds rated AA have a very strong capacity to pay interest and repay principal.

A

        Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

BBB

        Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than bonds in higher rated categories.

BB

        Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B

        Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC

        Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC

        The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C

        The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

D

        Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

        S & P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

        An S & P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1

        This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

A-2

        Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated

        Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

        Issues carrying this designation are regarded as having only speculative capacity for timely repayment.

C

        This designation is assigned to short-term obligations with doubtful capacity for payment.

D

        Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

MOODY'S

Bond Ratings

Aaa

        Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

        Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

        Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

        Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

        Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

        Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

        Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

        Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

        Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below

B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

        The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be subject to more variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

FITCH RATINGS

Bond Rating

        The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA

        Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

        Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A

        Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

        Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB

        Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B

        Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC

        Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC

        Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C

        Bonds rated C are in imminent default in payment of interest or principal.

DDD, DD AND D

        Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

        Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

        Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+

        Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

        Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2

        Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3

        Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S

        Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D

        Default. Issues assigned this rating are in actual or imminent payment default.

ANNUAL REPORT

DECEMBER 31, 2002

EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.

AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.

CAPITAL APPRECIATION FUND
ADVISED BY: JANUS CAPITAL MANAGEMENT LLC

FOCUSED EQUITY FUND
ADVISED BY: VAN KAMPEN

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY

MID CAP VALUE FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.

GROWTH EQUITY FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT

BLUE CHIP FUND
ADVISED BY: AIM CAPITAL MANAGEMENT, INC.

DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.

VALUE EQUITY FUND
ADVISED BY: SALOMON BROTHERS ASSET MANAGEMENT INC

BASIC VALUE FUND
ADVISED BY: AIM CAPITAL MANAGEMENT, INC.

BALANCED FUND
ADVISED BY: OPCAP ADVISORS

[LSA(R) LOGO]

VARIABLE SERIES TRUST

Shares of funds within the LSA Variable Series Trust are not deposits or other obligations of any financial institution, are not guaranteed by any financial institution, are not insured by the FDIC or any agency, and involve investment risks, including the possible loss of the principal amount invested.

This Annual Report is submitted for the general information of the shareholders of the funds within the LSA Variable Series Trust ("LSA Funds"). It is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus which contains additional information on how to purchase shares of the LSA Funds, as well as information about management fees and other expenses. An investor should read the prospectus carefully before investing or sending money.

LSA VARIABLE SERIES TRUST
PRESIDENT'S LETTER


February 20, 2003

Dear Shareholder:

We are pleased to present the LSA Variable Series Trust (the "Trust") Annual Report for the period ending December 31, 2002.

During 2002, domestic equities declined for a third straight year -- the first such occurrence since 1939-1941. In fact, the S&P 500 Index's decline of -22.10% in 2002 marked its worst performance since 1974.

A number of factors served to undermine the market, including uncertainty about an economic rebound, anemic corporate profits, numerous accounting scandals, the ongoing threat of terrorism, and a possible war in Iraq. While the market rallied in the fourth quarter, due in part to the Federal Reserve Board (the "Fed") lowering short-term interest rates to their lowest level in over 40 years, it was not enough to overshadow the market's weakness earlier in the year.

While these results can be disheartening, it is important to remember that the financial markets will have periods of good and bad performance in the short-term. Remain focused on your long-term investment goals and keep your portfolio diversified among asset classes, like stocks, bonds and money markets. Your variable insurance contract provides a number of different investment choices. By dividing your money among them, you can help limit the impact that a decline in any single asset class may have on your overall portfolio.

As always, if you have questions on any of the LSA Funds, just ask your investment professional. Your investment professional knows your individual circumstances best and can help you create a diversified portfolio that is right for your needs.

Sincerely,

/s/ JOHN R. HUNTER

JOHN R. HUNTER
PRESIDENT
LSA Variable Series Trust

LSA VARIABLE SERIES TRUST EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.

PERFORMANCE REVIEW

The LSA Emerging Growth Equity Fund finished the 12-month period ending December 31, 2002, returning -41.89% compared to a -30.26% return for the benchmark Russell 2000 Growth Index. The 30% decline in the Russell benchmark is the steepest annual decline since the benchmark's inception. The Fund did rise +7.50% in the fourth quarter, against a +7.51% rise in the benchmark Russell 2000 Growth Index.

The Fund's significant underperformance for the year can be largely traced to its emphasis on emerging growth companies. These faster growth companies fell more sharply than many less growth-oriented companies that compose the broad benchmark. As investors shortened their horizons throughout 2001-2002, the multiples of our universe shrank markedly, from north of 40x earnings in 2000 to 23x earnings in mid-year 2002. The S&P 500 P/E stood at 20x in mid-2002, near parity with emerging growth stocks.

Marvell Technology Group has conquered the emerging gigabyte Ethernet semiconductor segment. Marvell benefited from the exit of a major competitor in storage chips for disk drives, and the company entered a new market for wireless LAN chips. In the last 12 months Marvell has expanded revenues by 74%, and increased earnings by more than 150%. Yet the stock declined from over $50.00 to a low near $16.00, before recovering somewhat in the fourth quarter. It is this kind of decoupling of fundamentals and stock price that most frustrated us for the first three quarters of the year

The Fund owned a number of software companies that contributed strong returns in the fourth quarter. We believe product demand for many software companies will slowly begin to improve in 2003. Besides historically cheap prices, we see many software companies with 20%-40% excess capacity. This suggests to us that many companies can increase production without any additional investment in their business, and in most cases the incremental revenue will drop right to the bottom line.

Health Care, which had been a rewarding area for many growth investors throughout the last year, cooled down some in the fourth quarter. We made good sell decisions in stocks like Lifepoint Hospitals, especially in light of the news on large-cap hospital company Tenet Healthcare, which is under investigation for aggressive Medicare billing.

We, therefore, are focused on more secular growth opportunities. A good example is Pharmaceutical Product Development, Inc., which provides drug development and discovery services to biotechnology and pharmaceutical companies. In short, the company provides a range of services to get drugs through the various phases of the FDA approval process, and then into the marketplace. The company enjoys strong organic growth; earnings were up 30% last year and we think they can increase another 25%-30% in 2003. Trading at 17x our earnings estimate for 2003, the stock is trading at a very attractive price.

OUTLOOK

Few equity investors were sad to see 2002 end. The market wrung the excess out of the economy, and in our view overreacted in the face of what we think is a slowly improving economy. Nonetheless the market has the last vote, and it voted strongly against our investment style, and many of our stock selections last year. However, the market has abandoned this segment before: in 1994, when Cisco router growth slowed, all technology stocks faltered but resurrected when Netscape went public in 1995. In 1998, when the Asian crisis occurred, semiconductor and networking stocks collapsed but lifted briskly in 1999 as the Internet boom cycle ignited. We are more confident of one eventual outcome. At some point in the future, as they always have in the past, investors will dramatically extend their time horizons, pushing up small-cap growth valuations to historically consistent ranges. We look forward to better results ahead.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF RS INVESTMENT MANAGEMENT, L.P., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

[CHART]

       GROWTH OF A $10,000 INVESTMENT IN EMERGING GROWTH EQUITY FUND, AND
                          THE RUSSELL 2000 GROWTH INDEX

             EMERGING GROWTH EQUITY FUND    RUSSELL 2000 GROWTH INDEX
10/1/99                        $  10,000                    $  10,000
10/31/99                       $  11,610                    $  10,362
11/30/99                       $  13,900                    $  11,458
12/31/99                       $  17,490                    $  13,477
1/31/2000                      $  17,560                    $  13,352
2/29/2000                      $  23,190                    $  16,458
3/31/2000                      $  20,100                    $  14,728
4/30/2000                      $  15,770                    $  13,241
5/31/2000                      $  13,930                    $  12,082
6/30/2000                      $  18,390                    $  13,643
7/31/2000                      $  16,180                    $  12,473
8/31/2000                      $  17,450                    $  13,786
9/30/2000                      $  16,620                    $  13,101
10/31/2000                     $  14,720                    $  12,037
11/30/2000                     $  11,380                    $   9,852
12/31/2000                     $  12,220                    $  10,454
1/31/2001                      $  12,689                    $  11,301
2/28/2001                      $  10,346                    $   9,752
3/31/2001                      $   9,100                    $   8,865
4/30/2001                      $  10,753                    $   9,950
5/31/2001                      $  10,691                    $  10,181
6/30/2001                      $  11,295                    $  10,458
7/31/2001                      $  10,445                    $   9,566
8/31/2001                      $   9,692                    $   8,969
9/30/2001                      $   7,781                    $   7,522
10/31/2001                     $   8,558                    $   8,245
11/30/2001                     $   9,384                    $   8,934
12/31/2001                     $  10,041                    $   9,490
1/31/2002                      $   9,584                    $   9,152
2/28/2002                      $   8,449                    $   8,560
3/31/2002                      $   9,103                    $   9,304
4/30/2002                      $   8,585                    $   9,102
5/31/2002                      $   7,981                    $   8,570
6/30/2002                      $   7,228                    $   7,844
7/31/2002                      $   6,032                    $   6,638
8/31/2002                      $   5,884                    $   6,635
9/30/2002                      $   5,427                    $   6,156
10/31/2002                     $   5,736                    $   6,467
11/30/2002                     $   6,463                    $   7,108
12/31/2002                     $   5,834                    $   6,618

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2002

                                            SINCE INCEPTION   VALUE OF $10,000 INVESTMENT
                                 ONE YEAR       10/1/99             AS OF 12/31/02
-----------------------------------------------------------------------------------------
Emerging Growth Equity Fund      (41.89)%       (15.27)%               $ 5,834
Russell 2000 Growth Index        (30.26)%       (11.91)%               $ 6,618

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT, INC.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2002, the LSA Aggressive Growth Fund returned -31.59%. By comparison, the Russell Midcap Growth Index, the Fund's benchmark, returned -27.41% for the same period.

The year 2002 was another difficult one for stocks as major market indices turned in negative returns for the third consecutive year. Global tensions, mistrust of corporate financial statements and continued economic uncertainty contributed to poor market sentiment. Despite a strong fourth quarter rally, stocks were unable to muster a recovery.

Over the course of the year, the Fund benefited from its avoidance of Utility stocks and its underweighting in Telecommunication services. Both sectors suffer from too much debt and poor pricing power. Within the Telecommunications sector, strong stock selection was a positive contributor to the Fund's return.

Stock selection in the Healthcare sector was also strong and contributed to the Fund's performance. An underweighting in Technology was somewhat beneficial; however, the extent of that sector's decline combined with the performance of individual portfolio holdings resulted in an overall negative impact on the Fund relative to its benchmark.

While mid cap stocks performed well in 2001 on a relative basis, large cap stocks took the lead during much of 2002 and the Fund's underweighting detracted from performance. Valuations of mid cap stocks currently appear attractive to us and we believe this could bode well for future performance, as the Fund has a significant weighting in mid cap stocks.

The Fund continues to seek companies with rising earnings expectations and rising valuations. Finding suitable opportunities was challenging as few stocks displayed both characteristics and many displayed neither.

Given the market's high volatility level in 2002, we diligently attempted to moderate the portfolio's risk by keeping sector weightings roughly in line with the market, by maintaining a high level of diversification, and by holding a larger than normal number of companies in the portfolio. This proved to be prudent given the number of high profile poor performers in sectors such as Telecommunications and Media.

We continued to avoid the lower quality stocks that led the market in the fourth quarter, because they typically do not have the financial strength of the companies that we like to own. We prefer companies that generate their own cash flow and don't rely solely on the markets or banks for financing.

OUTLOOK

Economic data released in the middle of the fourth quarter was generally more favorable, helping to squelch worries about a double dip recession in the U.S., and the Federal Reserve Board's (the "Fed") November rate cut provided additional positive news. However, there is still a risk that consumer spending will slow or that corporate spending will not accelerate in the coming year. In addition, continuing global tensions have continued to weigh on the markets. While we are cautiously optimistic, we believe that economic growth, corporate profits, and stock price returns will be modest.

As long as the market is plagued by uncertainty, we expect to maintain the portfolio's sector-neutral diversification. We anticipate increasing our focus on attractively valued smaller cap companies and are optimistic that such as strategy will likely be beneficial, given that smaller companies are more nimble, are likely to benefit more from today's cheap bank financing, and have tended to outperform in past economic recoveries.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF VAN KAMPEN ASSET MANAGEMENT, INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

[CHART]

          GROWTH OF A $10,000 INVESTMENT IN AGGRESSIVE GROWTH FUND, AND
                         THE RUSSELL MIDCAP GROWTH INDEX

             AGGRESSIVE GROWTH FUND     RUSSELL MIDCAP GROWTH INDEX
8/14/2001                 $  10,000                       $  10,000
8/31/2001                 $   9,560                       $   9,598
9/30/2001                 $   8,230                       $   8,012
10/31/2001                $   8,590                       $   8,854
11/30/2001                $   9,140                       $   9,807
12/31/2001                $   9,370                       $  10,180
1/31/2002                 $   8,990                       $   9,849
2/28/2002                 $   8,570                       $   9,291
3/31/2002                 $   8,850                       $  10,000
4/30/2002                 $   8,680                       $   9,471
5/31/2002                 $   8,450                       $   9,188
6/30/2002                 $   7,710                       $   8,174
7/31/2002                 $   6,970                       $   7,380
8/31/2002                 $   6,920                       $   7,354
9/30/2002                 $   6,570                       $   6,770
10/31/2002                $   6,760                       $   7,294
11/30/2002                $   6,820                       $   7,865
12/31/2002                $   6,410                       $   7,390

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2002

                                            SINCE INCEPTION   VALUE OF $10,000 INVESTMENT
                                 ONE YEAR       8/14/01             AS OF 12/31/02
-----------------------------------------------------------------------------------------
Aggressive Growth Fund           (31.59)%       (27.49)%               $ 6,410
Russell Midcap Growth Index      (27.41)%       (19.64)%               $ 7,390

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST CAPITAL APPRECIATION FUND
ADVISED BY: JANUS CAPITAL MANAGEMENT LLC

PERFORMANCE REVIEW

Fear was in abundance during the year as the markets reacted to accounting irregularities, corporate scandals and tensions in the Middle East by sending stocks to their lowest levels in nearly six years. Underpinning the pessimism was a "stop and start" economic recovery whose few signs of strength were limited to housing and automobile sales. Surprisingly, even as consumer confidence, retail sales and manufacturing experienced alarming drops late in the period, stocks moved dramatically higher. Better-than-expected company earnings and a 50-basis-point rate cut by the Federal Reserve Board (the "Fed") seemed to lift investor's spirits. However, these gains were almost as quickly given back as rising oil prices and geopolitical tensions spooked investors. In this uneven environment, the LSA Capital Appreciation Fund declined -28.66% during the 12-month period ending December 31, 2002, trailing its benchmark, the S&P 500 Index, which lost -22.10%.

The Fund's relative underperformance during the year can be summed up in two words: Cisco Systems. We began trimming the Fund's holdings in the computer-networking equipment maker during the third quarter after specific fundamental and anecdotal data suggested the company faced further business challenges ahead. Unfortunately, we sold a large block of stock just before Cisco's shares jumped 40% higher. To say this decision was ill-timed is an understatement. However, Cisco later lowered its fourth-quarter earnings forecast, confirming our initial outlook for the company.

Longtime holding Liberty Media also worked against us. The cable and media giant has been a laggard for most of the year. However, Liberty showed renewed vigor late in the period as investor sentiment surrounding cable companies and the prospects for advertising spending brightened considerably.

Companies that positively impacted our performance included Forest Laboratories and eBay. Forest Laboratories benefited from a healthcare industry that proved resilient for most of the year as well as strong sales of its anti-depressant drug Celexa and a positive reception for its successor drug, Lexapro.

Meanwhile, the world's biggest online commerce company, eBay, reported solid results for its recent quarter. Though waning consumer spending may present some challenges, the company's category expansion strategy, namely in its automobile and real estate segments as well as in its international businesses, should create solid future growth prospects.

OUTLOOK

We are continuing to emphasize companies that, first and foremost, can meet or beat their earnings expectations. Those with substantial cash flow, compelling valuations and share buyback programs in place also make our list. While we are scouring the globe looking for businesses with solid growth prospects, we are finding that they are few and far between. For this reason, the Fund's cash position is hovering in the 13% to 18% range; a level we intend to maintain until we gain some confidence the economy is indeed on the road to recovery.

We believe the economy would be well along that road if not for the looming threat of a U.S. war with Iraq. Even though consumers possess the income, they have grown increasingly cautious in their spending habits. Companies, too, are more cautious. In this short-term-oriented market environment, we are pleased to see the Fund's stocks participate on up days and hold their own on down days. Our challenge going forward, then, is to stay the course.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF JANUS CAPITAL MANAGEMENT LLC, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

[CHART]

        GROWTH OF A $10,000 INVESTMENT IN CAPITAL APPRECIATION FUND, AND
                                THE S&P 500 INDEX

                                CAPITAL APPRECIATION FUND    S&P 500 INDEX
               8/14/2001                       $  10,000         $  10,000
               8/31/2001                       $   9,330         $   9,559
               9/30/2001                       $   7,790         $   8,787
               10/31/2001                      $   8,470         $   8,955
               11/30/2001                      $   9,650         $   9,642
               12/31/2001                      $   9,840         $   9,726
               1/31/2002                       $   9,520         $   9,584
               2/28/2002                       $   8,900         $   9,399
               3/31/2002                       $   9,400         $   9,753
               4/30/2002                       $   8,510         $   9,162
               5/31/2002                       $   8,480         $   9,095
               6/30/2002                       $   7,630         $   8,447
               7/31/2002                       $   6,900         $   7,789
               8/31/2002                       $   7,110         $   7,840
               9/30/2002                       $   9,640         $   6,988
               10/31/2002                      $   7,080         $   7,603
               11/30/2002                      $   7,420         $   8,050
               12/31/2002                      $   7,020         $   7,577

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2002

                                            SINCE INCEPTION   VALUE OF A $10,000 INVESTMENT
                                 ONE YEAR       8/14/01              AS OF 12/31/02
-------------------------------------------------------------------------------------------
Capital Appreciation Fund        (28.66)%       (22.57)%                 $ 7,020
S&P 500 Index                    (22.10)%       (18.17)%                 $ 7,578

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST FOCUSED EQUITY FUND
ADVISED BY: VAN KAMPEN

PERFORMANCE REVIEW

During the 12-month period ending December 31, 2002, the LSA Focused Equity Fund returned -29.81%, underperforming its primary benchmark, the S&P 500 Index, which returned -22.10%, and its secondary benchmark, the Russell 1000 Growth Index, which returned -27.88%.

Security selection and sector allocation both detracted from performance relative to the S&P 500 Index. Of particular note, security selection was weak in Consumer Discretionary and Industrials. Retailers Home Depot, Wal-Mart, and BJ's Wholesale Club turned in disappointing years. Home Depot has seen its momentum slow this year due to increased competition from Lowe's. Home Depot remains the leading home improvement retailer. The company remains very profitable and is capable of generating huge free cash flow. The company also has an ongoing share buyback program. Despite its dominant position among discount retailers, Wal-Mart found that it is not immune to the effects of slower consumer spending. BJ's Wholesale Clubs experienced sluggish sales and disappointing results of new market locations. BJ's has been adversely impacted by the increased pricing competition in the supermarket industry. Industrial performance was dragged down by Tyco and General Electric. Tyco is an industrial conglomerate that was in the wake of Enron-related fears and comprised of a number of seemingly valuable businesses. Our portfolio managers liquidated the position during January when company management was considering spin-offs of the individual businesses. We viewed the diversified businesses as attractive. Spin-offs would only dilute shareholder value. General Electric experienced a cyclical downturn in its power systems business and its insurance business is down sharply as a result of a $1.4 billion restructuring charge. The other units of the company were not able to offset these events.

In terms of allocation, three sectors figured prominently in our underperformance. Our underweight to Energy detracted from performance. We found growth opportunities in exploration and production companies which we view as a hedge given the possibility of war. Baker Hughes is an attractive investment opportunity due to its deep sea drilling capabilities. The underweight to Financials had an adverse impact on performance. We favor diversified financial companies that demonstrate growth opportunities. Freddie Mac is an example of a company that experienced exceptional growth in 2002 due to the mortgage refinance boom as a result of lower interest rates. Citigroup had its fair share of negative news headlines. In spite of these events we continue to believe that this company is well positioned for growth. Our overweight to Information Technology detracted from relative performance. It was widely viewed that technology companies were poised for a second half recovery. Unfortunately businesses chose to hold on to their capital and postponed technology spending. Microsoft, Dell, Cisco, Intel, and IBM represent the largest percentage of our technology investment. We believe these dominant players will continue to take market share from their smaller rivals and are well positioned to benefit from a recovery in technology

Health Care represented the heaviest weight in the portfolio and largest bet relative to the benchmark. In our view, pharmaceutical and biotechnology companies have compelling growth prospects. We take a portfolio approach to investing in this space by owning a number of companies. In pharmaceuticals we monitor the effectiveness of drug therapies and their market share. Pharmaceutical companies are also evaluated on the basis of their product pipeline in order to assess future growth potential. In biotechnology, we evaluate each drug's probability of success. Our overweight to Health Care proved positive, however, security selection detracted from relative performance. Pfizer's shares have been weak on concerns regarding its merger with Pharmacia and a Neurontin (Epilepsy) patent challenge. Idec Pharmaceuticals has experienced a slower than expected rollout of its Zevalin (Non Hodgkins Lymphoma) drug therapy. Wyeth declined on news concerning side effects from long-term use of its hormone replacement therapy (Prempro).

OUTLOOK

We see signs of stabilization and are cautiously optimistic the economic recovery will continue. Recent data on purchasing activity are encouraging and we see early stage positives in areas such as advertising. The consumer has slowed somewhat but has not rolled, and in our view what needs to unfold to sustain the recovery is a pickup in corporate spending. At this point there is not a great deal of visibility for the vast number of companies we follow. Geopolitical concerns around oil and the possibility of war continue to cast a cloud for individual companies and the market in general. We continue to invest in a mix of stable and cyclical growth companies and at the margin will look to add beta to the portfolio in anticipation of a recovery.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF VAN KAMPEN, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

[CHART]

    GROWTH OF A $10,000 INVESTMENT IN FOCUSED EQUITY FUND, S&P 500 INDEX, AND
                          THE RUSSELL 1000 GROWTH INDEX

              FOCUSED EQUITY FUND    S&P 500 INDEX    RUSSELL 1000 GROWTH INDEX
10/1/99                 $  10,000        $  10,000                    $  10,000
10/31/99                $  10,480        $  10,632                    $  10,717
11/30/99                $  11,010        $  10,848                    $  11,295
12/31/99                $  12,070        $  11,486                    $  12,470
1/31/2000               $  11,890        $  10,909                    $  11,885
2/29/2000               $  12,150        $  10,703                    $  12,466
3/31/2000               $  13,520        $  11,749                    $  13,359
4/30/2000               $  12,880        $  11,396                    $  12,723
5/31/2000               $  12,220        $  11,162                    $  12,082
6/30/2000               $  12,820        $  11,437                    $  12,998
7/31/2000               $  12,660        $  11,259                    $  12,456
8/31/2000               $  13,480        $  11,958                    $  13,584
9/30/2000               $  12,370        $  11,326                    $  12,299
10/31/2000              $  12,160        $  11,278                    $  11,717
11/30/2000              $  10,870        $  10,390                    $   9,990
12/31/2000              $  10,643        $  10,441                    $   9,674
1/31/2001               $  11,133        $  10,811                    $  10,342
2/28/2001               $   9,735        $   9,826                    $   8,586
3/31/2001               $   8,671        $   9,204                    $   7,652
4/30/2001               $   9,652        $   9,918                    $   8,620
5/31/2001               $   9,683        $   9,985                    $   8,493
6/30/2001               $   9,453        $   9,742                    $   8,296
7/31/2001               $   9,203        $   9,646                    $   8,089
8/31/2001               $   8,566        $   9,043                    $   7,427
9/30/2001               $   8,045        $   8,313                    $   6,686
10/31/2001              $   8,337        $   8,471                    $   7,037
11/30/2001              $   9,067        $   9,121                    $   7,712
12/31/2001              $   9,000        $   9,201                    $   7,698
1/31/2002               $   8,780        $   9,067                    $   7,562
2/28/2002               $   8,467        $   8,892                    $   7,248
3/31/2002               $   8,707        $   9,226                    $   7,499
4/30/2002               $   8,039        $   8,667                    $   6,887
5/31/2002               $   7,903        $   8,604                    $   6,720
6/30/2002               $   7,298        $   7,991                    $   6,099
7/31/2002               $   6,671        $   7,368                    $   5,763
8/31/2002               $   6,661        $   7,416                    $   5,781
9/30/2002               $   5,982        $   6,611                    $   5,181
10/31/2002              $   6,557        $   7,192                    $   5,656
11/30/2002              $   6,870        $   7,615                    $   5,963
12/31/2002              $   6,316        $   7,168                    $   5,552

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2002

                                            SINCE INCEPTION   VALUE OF A $10,000 INVESTMENT
                                 ONE YEAR       10/1/99              AS OF 12/31/02
-------------------------------------------------------------------------------------------
Focused Equity Fund              (29.81)%       (13.17)%                 $ 6,316
S&P 500 Index                    (22.10)%        (9.72)%                 $ 7,168
Russell 1000 Growth Index        (27.88)%       (16.54)%                 $ 5,552

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY

PERFORMANCE REVIEW

In 2002, the broad market finished in negative territory for the third consecutive year. Investors' uneasiness with the situation in the Middle East, deteriorating domestic economic activity and corporate scandals contributed to the market's malaise. In this environment, LSA Diversified Mid-Cap Fund posted a loss of -19.25% for the 12-month period ending December 31, 2002, and trailed its benchmark, the Russell Midcap Index, which returned -16.19%.

Poor security selection within the Industrials sector was the primary reason for the portfolio's underperformance. Specifically, security selection within the airline industry hurt, as these companies battled heavy debt loads and the ongoing threat of bankruptcy. Conversely, underweighting Health Care helped, as many biotechnology stocks declined sharply due to unfavorable clinical trial data.

In the fourth quarter of 2002, the broad market was highly volatile but finished in positive territory. Compelling stock valuations and a brighter earnings outlook for corporate America were the key drivers for the market rally. During this period, LSA Diversified Mid-Cap Fund underperformed its benchmark, the Russell Midcap Index, despite posting positive returns. Security selection within the Information Technology sector, particularly among hardware and equipment companies, was the primary reason the portfolio underperformed during the quarter. Security selection within the Utilities and Consumer Durables groups also detracted from results. On the flip side, underweighting Consumer Discretionary stocks helped, as did astute security selection within the Financials sector.

OUTLOOK

The Fund's strategy remains focused on identifying stocks with improving fundamentals that offer high-quality earnings at reasonable prices. Both short-term and long-term earnings growth will be considered as well as a security's valuation level. Stock-by-stock portfolio construction using Fidelity's extensive research capabilities will continue to drive investment decisions.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF FIDELITY MANAGEMENT & RESEARCH COMPANY, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

[CHART]

         GROWTH OF A $10,000 INVESTMENT IN DIVERSIFIED MID-CAP FUND, AND
                            THE RUSSELL MIDCAP INDEX

              DIVERSIFIED MID-CAP FUND   RUSSELL MIDCAP INDEX
8/14/2001                   $   10,000             $   10,000
8/31/2001                   $    9,800             $    9,747
9/30/2001                   $    8,540             $    8,571
10/31/2001                  $    8,940             $    8,911
11/30/2001                  $    9,650             $    9,657
12/31/2001                  $   10,047             $   10,045
1/31/2002                   $   10,017             $    9,985
2/28/2002                   $    9,936             $    9,879
3/31/2002                   $   10,387             $   10,472
4/30/2002                   $   10,287             $   10,269
5/31/2002                   $   10,167             $   10,153
6/30/2002                   $    9,506             $    9,472
7/31/2002                   $    8,556             $    8,548
8/31/2002                   $    8,586             $    8,594
9/30/2002                   $    7,745             $    7,801
10/31/2002                  $    8,035             $    8,196
11/30/2002                  $    8,486             $    8,765
12/31/2002                  $    8,113             $    8,419

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2002

                                            SINCE INCEPTION   VALUE OF A $10,000 INVESTMENT
                                 ONE YEAR       8/14/01              AS OF 12/31/02
-------------------------------------------------------------------------------------------
Diversified Mid-Cap Fund         (19.25)%       (14.03)%                 $ 8,113
Russell MidCap Index             (16.19)%       (11.69)%                 $ 8,419

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST MID CAP VALUE FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.

PERFORMANCE REVIEW

Economic concerns, investor uneasiness over ongoing global tensions, and mistrust of corporate financial statements cast a pall over U.S. and global equity markets in 2002. Despite a strong rally in October and November, the markets were unable to stage a recovery and provided a negative return for the third consecutive year.

In this environment, the LSA Mid Cap Value Fund returned -7.49%, outperforming its benchmark, the Russell Midcap Value Index which returned -9.64% and the Russell Midcap Index which returned -16.19% for the 12-month period ending December 31, 2002.

The portfolio's best relative performing sectors for the year were Consumer Staples, where we were underweighted and Industrials where we were overweighted. Our stock selection in these sectors drove the portfolio's strong relative performance for the year.

The sectors that detracted most from the portfolio's return were Utilities and Telecommunications Services. Though we were underweighted in both areas, overall weakness in each group and the poor performance of several of our individual holdings negatively impacted the portfolio. Telecommunications and utility companies generally suffered from too much debt and poor pricing power throughout the year. We did see some improvement in pricing power for telecommunication companies in the middle of the fourth quarter and this could be an indication of improving performance from these companies.

During the course of the year, we made a number of adjustments to the portfolio based on our evaluations of individual companies. We eliminated several utility companies, thus reducing the percentage of the portfolio committed to that sector. We think Utilities still faces substantial challenges, and though there could be some opportunities among these stocks longer term, we believe it is too early to commit additional capital to the sector. The Fund's allocations to Telecommunications, Information Technology, Materials, and Energy were also reduced, while allocations to Financial companies and Consumer Discretionary companies rose.

Our sector allocations result from our bottom-up stock analysis, rather than a top down emphasis on sector selection. Changes to our allocations depend on where we are finding the most attractive stocks. In our view, no particular sector is yielding significantly more opportunities than another at the present time. However, we have been seeing better opportunities among mid cap stocks than we found early in 2002. This area of the market had performed relatively well in 2001, making it difficult to identify attractively valued stocks. However, after the first quarter of 2002, large and small-cap stocks generally performed better than mid cap stocks, creating a more favorable buying environment for us.

OUTLOOK

Our outlook for mid cap stocks and for the Fund is fairly favorable going forward. Overall we think the market could remain volatile amid continuing global uncertainty and the possibility that reduced consumer spending could hamper the economic recovery. We don't expect a strong rebound, because of the weak recovery in corporate earnings. However, we think valuations in mid cap companies are attractive and believe that bodes well for their potential performance in the year ahead. In this environment, we expect to position the portfolio somewhat conservatively, emphasizing a mix of defensive stocks and stocks that we believe may be positioned to benefit from a recovery

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF VAN KAMPEN ASSET MANAGEMENT INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

[CHART]

 GROWTH OF A $10,000 INVESTMENT IN MID CAP VALUE FUND, RUSSELL MIDCAP INDEX AND
                            THE RUSSELL MIDCAP VALUE

                   MID CAP VALUE FUND    RUSSELL MIDCAP INDEX    RUSSELL MIDCAP VALUE INDEX
8/14/2001                  $   10,000              $   10,000                    $   10,000
8/31/2001                  $    9,940              $    9,747                    $    9,832
9/30/2001                  $    8,980              $    8,571                    $    8,894
10/31/2001                 $    9,440              $    8,911                    $    8,941
11/30/2001                 $   10,270              $    9,657                    $    9,567
12/31/2001                 $   10,707              $   10,045                    $    9,964
1/31/2002                  $   10,747              $    9,985                    $   10,065
2/28/2002                  $   10,978              $    9,879                    $   10,228
3/31/2002                  $   11,781              $   10,472                    $   10,751
4/30/2002                  $   11,620              $   10,269                    $   10,744
5/31/2002                  $   11,520              $   10,153                    $   10,728
6/30/2002                  $   10,737              $    9,472                    $   10,249
7/31/2002                  $    9,523              $    8,548                    $    9,245
8/31/2002                  $    9,693              $    8,594                    $    9,353
9/30/2002                  $    8,941              $    7,801                    $    8,409
10/31/2002                 $    9,653              $    8,196                    $    8,676
11/30/2002                 $   10,075              $    8,765                    $    9,222
12/31/2002                 $    9,905              $    8,419                    $    9,003

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2002

                                            SINCE INCEPTION   VALUE OF A $10,000 INVESTMENT
                                 ONE YEAR       8/14/01               AS OF 12/31/2002
-------------------------------------------------------------------------------------------
Mid Cap Value Fund                (7.49)%        (0.69)%                 $ 9,905
Russell MidCap Index             (16.19)%       (11.69)%                 $ 8,419
Russell MidCap Value              (9.64)%        (7.31)%                 $ 9,003
Index

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST GROWTH EQUITY FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT

PERFORMANCE REVIEW

For the 12-months ended December 31, 2002, the LSA Growth Equity Fund posted a total return of -24.37%, underperforming the S&P 500 Index benchmark, which returned -22.10%. However, the Fund's annualized since inception (10/01/99) return was -9.71%, flat compared against the -9.72% return of the S&P 500 Index.

Poor performance in both the Media & Communication and Health Care sectors detracted from results. The weakest companies in these areas included AOL Time Warner, Inc., Crown Castle Int'l Corp., Wyeth, and Bristol-Myers Squibb Co. The Fund benefited from strong stock selection within the Technology group. The most notable performers included Dell Computer Corp. and Intuit, Inc. We added additional value in the Consumer Staples area, where a number of holdings performed well this year. For example, Procter & Gamble Co., Energizer Holdings, Inc., and Avon Products, Inc. enhanced relative results versus the benchmark.

OUTLOOK

After a third straight year of market declines, many anticipate a more favorable environment for U.S. equity investing in 2003. Throughout the downturn, U.S. companies have been plagued by an abrupt economic slowdown and deterioration in investor confidence. During the past couple of years, a convergence of negative factors led to the prolonged decline in stock prices. As the economy emerges from its downturn, U.S. businesses could begin to produce earnings that may exceed the market's expectations. Although valuations have been compressed, we believe high operating leverage and increased market share could lead to strong stock price performance for the Fund's holdings.

There are an increasing number of signs that the economy is recovering as evidenced by Gross Domestic Product ("GDP") growth, however, investors have questioned the timing and pace of the rebound. Our team does not attempt to predict this time frame, as we are intently focused on the compounding growth that could occur in the companies we hold over the long term.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF GOLDMAN SACHS ASSET MANAGEMENT, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

[CHART]

   GROWTH OF A $10,000 INVESTMENT IN GROWTH EQUITY FUND, AND THE S&P 500 INDEX

                GROWTH EQUITY FUND     S&P 500 INDEX
10/1/99                 $   10,000         $  10,000
10/31/99                $   10,850         $  10,632
11/30/99                $   11,120         $  10,848
12/31/99                $   12,080         $  11,486
1/31/2000               $   11,499         $  10,909
2/29/2000               $   11,309         $  10,703
3/31/2000               $   12,350         $  11,749
4/30/2000               $   11,979         $  11,396
5/31/2000               $   11,729         $  11,162
6/30/2000               $   12,340         $  11,437
7/31/2000               $   12,100         $  11,259
8/31/2000               $   12,730         $  11,958
9/30/2000               $   12,080         $  11,326
10/31/2000              $   11,989         $  11,278
11/30/2000              $   11,129         $  10,390
12/31/2000              $   11,061         $  10,441
1/31/2001               $   11,424         $  10,811
2/28/2001               $   10,324         $   9,826
3/31/2001               $    9,577         $   9,204
4/30/2001               $   10,459         $   9,918
5/31/2001               $   10,490         $   9,985
6/30/2001               $   10,272         $   9,742
7/31/2001               $   10,013         $   9,646
8/31/2001               $    9,349         $   9,043
9/30/2001               $    8,591         $   8,313
10/31/2001              $    8,747         $   8,471
11/30/2001              $    9,421         $   9,121
12/31/2001              $    9,484         $   9,201
1/31/2002               $    9,235         $   9,067
2/28/2002               $    9,038         $   8,892
3/31/2002               $    9,287         $   9,226
4/30/2002               $    8,591         $   8,667
5/31/2002               $    8,550         $   8,604
6/30/2002               $    7,886         $   7,991
7/31/2002               $    7,346         $   7,368
8/31/2002               $    7,377         $   7,416
9/30/2002               $    6,620         $   6,611
10/31/2002              $    7,305         $   7,192
11/30/2002              $    7,689         $   7,615
12/31/2002              $    7,173         $   7,168

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2002

                                            SINCE INCEPTION   VALUE OF A $10,000 INVESTMENT
                                 ONE YEAR      10/1/99                AS OF 12/31/02
-------------------------------------------------------------------------------------------
Growth Equity Fund               (24.37)%       (9.71)%                  $ 7,173
S&P 500 Index                    (22.10)%       (9.72)%                  $ 7,168

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST BLUE CHIP FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.

PERFORMANCE REVIEW

During the 12-month period ending December 31, 2002, the LSA Blue Chip Fund returned -26.20%. The Fund slightly underperformed its benchmark, the S&P 500 Index, which posted a return of -22.10%. The Fund puts emphasis on stocks with quality earnings-growth potential, which have been out of favor in this market environment. The Russell 1000 Growth Index posted a return of -27.88% versus the Russell 1000 Value Index, which posted a return of -15.52% for the year.

Strong stock selection and an underweight position in the Telecommunication Services sector was the largest positive contributor to relative performance. Stock selection in the Energy sector was also a positive contributor to relative performance. Detractors from relative performance include stock selection in the Consumer Discretionary, Financials, and Industrials sectors. An overweight position in the Information Technology sector also detracted from relative performance as market-leading companies remained under pressure.

Managers continue to focus on market-leading companies across all market sectors and believe that as the economy recovers, these traditionally high-valuation investments should come back into favor. As corporate earnings begin to increase again, and investor confidence grows, the underlying fundamentals of these high-quality companies will again make these attractive investments. Late in the year, the portfolio benefited as the market began to recognize and reward the market-leading companies the portfolio holds. Managers believe the portfolio is well positioned for the economic recovery ahead in 2003.

OUTLOOK

Although economic growth has slowed recently, and concern over geopolitical risks and corporate governance issues may persist, the recovery in the economy and the financial markets is expected to continue into 2003. At its November 6 meeting, the Federal Reserve Board (the "Fed") cut the Federal Funds Target rate by 50 basis points to 1.25%, its lowest level in over 40 years. This low interest rate environment should help to sustain strength in consumer spending, providing continued support for Gross Domestic Product ("GDP") growth. Additionally, improvements in corporate profits are expected to promote increases in capital spending, which should provide additional fuel for growth in the long run. Finally, a fiscal stimulus package proposed by the Bush administration, if passed, should also contribute to the strength of the economy in the New Year.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF A I M CAPITAL MANAGEMENT, INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

[CHART]

     GROWTH OF A $10,000 INVESTMENT IN BLUE CHIP FUND, AND THE S&P 500 INDEX

                BLUE CHIP FUND     S&P 500 INDEX
8/14/2001            $  10,000         $  10,000
8/31/2001            $   9,400         $   9,559
9/30/2001            $   8,550         $   8,787
10/31/2001           $   8,880         $   8,955
11/30/2001           $   9,610         $   9,642
12/31/2001           $   9,620         $   9,726
1/31/2002            $   9,420         $   9,584
2/28/2002            $   9,090         $   9,399
3/31/2002            $   9,460         $   9,753
4/30/2002            $   8,760         $   9,162
5/31/2002            $   8,560         $   9,095
6/30/2002            $   7,980         $   8,447
7/31/2002            $   7,420         $   7,789
8/31/2002            $   7,470         $   7,840
9/30/2002            $   6,730         $   6,988
10/31/2002           $   7,310         $   7,603
11/30/2002           $   7,530         $   8,050
12/31/2002           $   7,100         $   7,577

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2002

                                            SINCE INCEPTION:  VALUE OF A $10,000 INVESTMENT
                                 ONE YEAR       8/14/01               AS OF 12/31/02
-------------------------------------------------------------------------------------------
Blue Chip Fund                   (26.20)%       (21.93)%                 $ 7,100
S&P 500 Index                    (22.10)%       (18.17)%                 $ 7,578

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.

PERFORMANCE REVIEW

For the 12-month period ending December 31, 2002, the LSA Disciplined Equity Fund returned -25.26% underperforming its benchmark, the S&P 500 Index, which posted a -22.10% decline.

Following a strong end to 2001, the Fund began 2002 on a difficult note in January. Stock selection was mixed across sectors with Health Services and Systems, Utilities and Network Technology among the sectors in which stock selection contributed most positively to performance. Difficulties within Industrial Cyclicals, Services and Telecommunications, however, detracted from results. While strong stock selection within the Network Technology, Software and Services, and Consumer Staple sectors benefited performance as the year progressed; the gains were negated by difficulties within Industrial Cyclicals, Energy, and Pharmaceuticals.

The Fund's difficulties continued through September, though investments in Capital Markets, Software and Service and Utilities sectors added value and helped soften losses from holdings in the Finance, Retail and Health Service and Systems industries. At the end of the reporting period, however, the Fund slightly outperformed its benchmark for the month of December, returning -5.86% vs. -5.87% for the S&P 500 Index. Strong stock selection within the Health, Capital Markets, and System Hardware sectors benefited performance.

OUTLOOK

Stock prices, although hardly cheap on a valuation basis, are considerably less expensive than they were a few years ago. While geopolitical risks are a wild card, and are likely to keep investors cautious in the near term, a resolution of current problems would likely turn 2003 into the first positive year in four for U.S. equity investors.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF THE J.P. MORGAN INVESTMENT MANAGEMENT INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

[CHART]

         GROWTH OF A $10,000 INVESTMENT IN DISCIPLINED EQUITY FUND, AND
                                THE S&P 500 INDEX

                 DISCIPLINED EQUITY FUND      S&P 500 INDEX
10/1/99                       $   10,000         $   10,000
10/31/99                      $   10,550         $   10,632
11/30/99                      $   10,730         $   10,848
12/31/99                      $   11,173         $   11,486
1/31/2000                     $   10,591         $   10,909
2/29/2000                     $   10,340         $   10,703
3/31/2000                     $   11,364         $   11,749
4/30/2000                     $   10,982         $   11,396
5/31/2000                     $   10,701         $   11,162
6/30/2000                     $   11,033         $   11,437
7/31/2000                     $   10,832         $   11,259
8/31/2000                     $   11,474         $   11,958
9/30/2000                     $   10,782         $   11,326
10/31/2000                    $   10,792         $   11,278
11/30/2000                    $    9,858         $   10,390
12/31/2000                    $    9,939         $   10,441
1/31/2001                     $   10,356         $   10,811
2/28/2001                     $    9,379         $    9,826
3/31/2001                     $    8,769         $    9,204
4/30/2001                     $    9,512         $    9,918
5/31/2001                     $    9,613         $    9,985
6/30/2001                     $    9,390         $    9,742
7/31/2001                     $    9,308         $    9,646
8/31/2001                     $    8,708         $    9,043
9/30/2001                     $    7,894         $    8,313
10/31/2001                    $    8,057         $    8,471
11/30/2001                    $    8,688         $    9,121
12/31/2001                    $    8,759         $    9,201
1/31/2002                     $    8,555         $    9,067
2/28/2002                     $    8,362         $    8,892
3/31/2002                     $    8,667         $    9,226
4/30/2002                     $    8,076         $    8,667
5/31/2002                     $    7,994         $    8,604
6/30/2002                     $    7,372         $    7,991
7/31/2002                     $    6,801         $    7,368
8/31/2002                     $    6,832         $    7,416
9/30/2002                     $    6,057         $    6,611
10/31/2002                    $    6,567         $    7,192
11/30/2002                    $    6,954         $    7,615
12/31/2002                    $    6,547         $    7,168

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2002

                                            SINCE INCEPTION   VALUE OF A $10,000 INVESTMENT
                                 ONE YEAR       10/1/99              AS OF 12/31/02
-------------------------------------------------------------------------------------------
Disciplined Equity Fund          (25.26)%       (12.21)%                 $ 6,547
S&P 500 Index                    (22.10)%        (9.72)%                 $ 7,168

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST VALUE EQUITY FUND
ADVISED BY: SALOMON BROTHERS ASSET MANAGEMENT INC

PERFORMANCE REVIEW

For the 12-month period ending December 31, 2002, the LSA Value Equity Fund returned -22.17% compared to its benchmarks, the S&P 500 Index's return of -22.10%, and the Lipper Large Value Index's return of -19.68%.

We believe that 2002 was a year that most investors would like to forget. In our opinion, the Fund had a challenging year. Although the Fund avoided many of the high-profile "blow-ups," we feel that several companies that the Fund did own were dragged in sympathy. We believe that the Fund's underperformance relative to its peer group was primarily due to security selection in the Utilities sector.

In the Utilities sector, the Fund's exposure to El Paso Corporation and the Williams Companies penalized our performance. El Paso and Williams both have merchant energy operations, which came under a great deal of scrutiny from regulatory authorities, politicians, and rating agencies in the past year. The Fund sold its Williams position in the early summer but continued to hold El Paso due to what we felt was its stronger balance sheet and more attractive asset profile. In the fourth calendar quarter however, despite what we felt was El Paso's favorable valuation, we decided to exit the position due to the heightened risk profile.

The Fund's Technology holdings also hurt performance this year. Throughout the spring and summer, we continued to add modestly to the Fund's technology positions. In addition to valuation, our focus was on companies with a market leadership position and a strong balance sheet. We recognized that these stocks could see further downside, but we wanted to position the Fund to outperform if these stocks recovered. This strategy paid off in the fourth quarter as the Technology sector rallied, but not enough to offset the underperformance earlier in the year. We reduced the Fund's Technology holdings in the fourth quarter due to increased valuations.

Healthcare proved to be a bright spot in the Fund this year. Three of the Fund's top five contributors came from the pharmaceutical industry, including Pharmacia, Novartis and Eli Lilly. Pharmacia benefited from a takeover offer from Pfizer, which the Fund also owned. We are excited about the prospects of this merger and the Fund continues to own shares in both companies. In the summer, we added to the Fund's Healthcare exposure as some of the drug stocks reached multi-year valuation lows. As those valuations recovered in the fall, we took profits in Novartis and Eli Lilly. We still favor the Healthcare sector.

OUTLOOK

Given current interest rate levels and equity market valuations, we continue to have a positive outlook on the U.S. equity market. However, we will continue to monitor consumer data carefully. We believe that the consumer has sustained the economic recovery thus far, and the question remains, how much longer the consumer can continue doing so.

We feel that possible future stimulative measures proposed by the administration, coupled with the historically low Federal Funds rate, should help foster continued economic growth. Although geopolitical events could lead to further equity market volatility, we believe the Fund is well positioned in the current market environment.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF SALOMON BROTHERS ASSET MANAGEMENT INC, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

[CHART]

   GROWTH OF A $10,000 INVESTMENT IN VALUE EQUITY FUND, AND THE S&P 500 INDEX

                VALUE EQUITY FUND     S&P 500 INDEX
10/1/99                $   10,000        $   10,000
10/31/99               $   10,300        $   10,632
11/30/99               $   10,550        $   10,848
12/31/99               $   10,756        $   11,486
1/31/2000              $   10,456        $   10,909
2/29/2000              $   10,145        $   10,703
3/31/2000              $   11,227        $   11,749
4/30/2000              $   11,137        $   11,396
5/31/2000              $   11,597        $   11,162
6/30/2000              $   11,728        $   11,437
7/31/2000              $   11,577        $   11,259
8/31/2000              $   12,338        $   11,958
9/30/2000              $   12,178        $   11,326
10/31/2000             $   12,629        $   11,278
11/30/2000             $   11,818        $   10,390
12/31/2000             $   12,408        $   10,441
1/31/2001              $   13,317        $   10,811
2/28/2001              $   12,537        $    9,826
3/31/2001              $   12,007        $    9,204
4/30/2001              $   12,700        $    9,918
5/31/2001              $   12,765        $    9,985
6/30/2001              $   12,299        $    9,742
7/31/2001              $   12,429        $    9,646
8/31/2001              $   11,758        $    9,043
9/30/2001              $   10,664        $    8,313
10/31/2001             $   10,773        $    8,471
11/30/2001             $   11,585        $    9,121
12/31/2001             $   11,803        $    9,201
1/31/2002              $   11,635        $    9,067
2/28/2002              $   11,257        $    8,892
3/31/2002              $   11,847        $    9,226
4/30/2002              $   11,435        $    8,667
5/31/2002              $   11,402        $    8,604
6/30/2002              $   10,277        $    7,991
7/31/2002              $    9,409        $    7,368
8/13/2002              $    9,509        $    7,416
9/30/2002              $    8,195        $    6,611
10/31/2002             $    8,952        $    7,192
11/30/2002             $    9,965        $    7,615
12/31/2002             $    9,186        $    7,168

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2002

                                            SINCE INCEPTION   VALUE OF A $10,000 INVESTMENT
                                 ONE YEAR       10/1/99               AS OF 12/31/02
-------------------------------------------------------------------------------------------
Value Equity Fund                (22.17)%       (2.58)%                  $ 9,186
S&P 500 Index                    (22.10)%       (9.72)%                  $ 7,168

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST BASIC VALUE FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.

PERFORMANCE REVIEW

During the 12-months ending December 31, 2002, the LSA Basic Value Fund returned -21.70%. The fund slightly outperformed its benchmark, the S&P 500 Index, which posted a return of -22.10% for the same period. The U.S. Equity markets have experienced the worst bear market in over 70 years and continue to be challenged. All ten sectors within the S&P posted large declines for the year.

Strong stock selection in the Consumer Discretionary, Energy, and Health Care sectors and an underweight position in the Information Technology sector contributed positively to relative performance. An overweight position in Industrials, specifically the commercial services industry, detracted from relative performance. Market sensitive industries, such as diversified financials, also contributed to poor relative performance. Poor stock selection in the Consumer Staples sector also hurt relative performance.

Rather than constantly shifting the portfolio to take advantage of minor and relatively uncertain near-term opportunities, fund managers concentrated on major long-term trends. The Fund's investment approach, which is rooted in the belief that companies have a measurable value independent of the market and based on cash flows generated by the business, has led managers to many compelling opportunities. Managers' estimates of the portfolio's discount to intrinsic value continued to be favorable, suggesting a compelling risk-reward opportunity over the next few years. Managers remain confident about the fund given the opportunities presented by the dramatic decline in market values, the durability of business values, and the upside potential and diversification of the existing portfolio.

OUTLOOK

Economic indicators have already begun to show signs of stabilization and point to an impending economic recovery. The Federal Reserve Board (the "Fed") continued in an accommodative mode, lowering the Fed Funds rate in November to 1.25%, the lowest rate in forty years. This low interest rate environment should help to sustain strength in consumer spending, providing continued support for Gross Domestic Product ("GDP") growth. Corporate profits have shown signs of improvement on a year over year basis. New tax reforms, including ending the double taxation of dividends, if passed, may provide much-needed economic stimulus. We expect U.S. GDP to expand in 2003 and the market to advance in anticipation of this improving environment.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF A I M CAPITAL MANAGEMENT, INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

[CHART]

    GROWTH OF A $10,000 INVESTMENT IN BASIC VALUE FUND, AND THE S&P 500 INDEX

                  BASIC VALUE FUND     S&P 500 INDEX
8/14/2001                $  10,000         $  10,000
8/31/2001                $   9,730         $   9,559
9/30/2001                $   8,450         $   8,787
10/31/2001               $   8,630         $   8,955
11/30/2001               $   9,340         $   9,642
12/31/2001               $   9,631         $   9,726
1/31/2002                $   9,561         $   9,584
2/28/2002                $   9,381         $   9,399
3/31/2002                $  10,071         $   9,753
4/30/2002                $   9,721         $   9,162
5/31/2002                $   9,671         $   9,095
6/30/2002                $   8,711         $   8,447
7/31/2002                $   7,811         $   7,789
8/31/2002                $   7,941         $   7,840
9/30/2002                $   6,981         $   6,988
10/31/2002               $   7,431         $   7,603
11/30/2002               $   8,041         $   8,050
12/31/2002               $   7,541         $   7,577

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2002

                                            SINCE INCEPTION   VALUE OF A $10,000 INVESTMENT
                                 ONE YEAR       8/14/01               AS OF 12/31/02
-------------------------------------------------------------------------------------------
Basic Value Fund                 (21.70)%       (18.45)%                 $ 7,541
S&P 500 Index                    (22.10)%       (18.17)%                 $ 7,578

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST BALANCED FUND
ADVISED BY: OPCAP ADVISORS

PERFORMANCE REVIEW

In a difficult year for the stock market, the LSA Balanced Fund trailed its benchmark (a 60% weighting of the S&P 500 and a 40% weighting of the Merrill Lynch Corporate Master Bond Index), but outperformed the overall market as measured by the S&P 500 Index. During the 12-month period ending December 31, 2002, the Fund's return of -18.30% compared with -9.87% for the benchmark and -22.10% for the S&P 500.

In managing the Fund, the adviser seeks to generate excellent long-term performance and control risk by investing in stocks for capital appreciation and bonds for income. At December 31, 2002, the Fund's investments were allocated 67.4% to stocks, 29.9% to bonds and 2.7% to cash and equivalents.

The stock market's decline in 2002 was broadly based. No sector escaped unscathed. The Fund's results were hurt in particular by its Technology and Telecommunications stocks, two of the market's weakest sectors. The Fund's Industrial Holdings during the year performed well relative to the market.

Citigroup (financial services) was the Fund's top contributor to performance for the year. This stock was purchased during the fourth quarter and the position was maintained as the price advanced. Other contributors to performance included Eli Lilly (pharmaceuticals), which we purchased and sold at a profit during the fourth quarter; Clear Channel Communications (radio broadcasting); Exelon (utilities); and Tyco International (diversified manufacturing company), another timely fourth quarter purchase. The two stocks that detracted most from performance were WorldCom (telecommunications) and El Paso Corp. (natural gas). Both positions have been sold.

Freddie Mac (mortgage securitization), the Fund's largest investment, held up well relative to the market, returning -8.42% versus -13.89% for the financial sector of the S&P 500. We believe the company is poised to deliver record earnings in 2003 for the 12th consecutive year.

The Fund invests in stocks priced below the investment manager's estimate of their intrinsic value. Bank of New York, for instance, was one of the Fund's larger new equity positions in the fourth quarter. The company is focused on high-growth, fee-based businesses including custodial, trustee, and transfer agent and registrar services for corporations and institutional investors. We purchased Tenet Healthcare (hospitals and other healthcare facilities) after the stock was beaten down on the controversy surrounding the company's pricing practices and Medicare reimbursements. Other new positions included UnumProvident (insurance) and Carnival (cruise line).

The Fund's bond holdings performed well, returning +14.89% for the year. The fixed income portion of the Fund is allocated approximately two-thirds to corporate securities and approximately one-third to Treasury notes and bonds.

OUTLOOK

As 2003 begins, the U.S. stock market is coming off one of its worst three-year periods in history. However, even after taking into account the market's severe losses since early 2000, stocks have provided strongly positive returns for those who have invested steadily for the past 10 to 15 years. We believe the three-year sell-off, combined with an improving U.S. economy and increasing corporate productivity, have set the stage for a market upturn.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF OPCAP ADVISORS, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

[CHART]

       GROWTH OF A $10,000 INVESTMENT IN BALANCED FUND, THE S&P 500 INDEX,
           THE MERRILL LYNCH CORP BOND INDEX, AND THE COMPOSITE INDEX*

                                               MERRILL LYNCH
              BALANCED FUND   S&P 500 INDEX   CORP BOND INDEX   COMPOSITE INDEX
10/1/99          $   10,000      $   10,000        $   10,000       $    10,000
10/31/99         $   10,480      $   10,632        $   10,079       $    10,411
11/30/99         $   10,430      $   10,848        $   10,097       $    10,545
12/31/99         $   10,340      $   11,486        $   10,089       $    10,914
1/31/2000        $   10,199      $   10,909        $   10,027       $    10,558
2/29/2000        $    9,626      $   10,703        $   10,105       $    10,471
3/31/2000        $   10,511      $   11,749        $   10,217       $    11,132
4/30/2000        $   10,420      $   11,396        $   10,086       $    10,874
5/31/2000        $   10,460      $   11,162        $   10,035       $    10,718
6/30/2000        $   10,490      $   11,437        $   10,285       $    10,983
7/31/2000        $   10,159      $   11,259        $   10,406       $    10,932
8/31/2000        $   10,470      $   11,958        $   10,541       $    11,396
9/30/2000        $   10,651      $   11,326        $   10,622       $    11,070
10/31/2000       $   11,044      $   11,278        $   10,618       $    11,041
11/30/2000       $   10,953      $   10,390        $   10,770       $    10,582
12/31/2000       $   11,258      $   10,441        $   10,976       $    10,694
1/31/2001        $   11,818      $   10,811        $   11,270       $    11,036
2/28/2001        $   11,699      $    9,826        $   11,380       $    10,476
3/31/2001        $   11,721      $    9,204        $   11,467       $    10,110
4/30/2001        $   12,066      $    9,918        $   11,408       $    10,560
5/31/2001        $   12,367      $    9,985        $   11,525       $    10,646
6/30/2001        $   12,033      $    9,742        $   11,575       $    10,509
7/31/2001        $   12,001      $    9,646        $   11,901       $    10,565
8/31/2001        $   11,667      $    9,043        $   12,030       $    10,215
9/30/2001        $   11,322      $    8,313        $   12,059       $     9,729
10/31/2001       $   11,215      $    8,471        $   12,329       $     9,928
11/30/2001       $   11,570      $    9,121        $   12,221       $    10,350
12/31/2001       $   11,510      $    9,201        $   12,155       $    10,382
1/31/2002        $   11,268      $    9,067        $   12,218       $    10,313
2/28/2002        $   10,805      $    8,892        $   12,310       $    10,255
3/31/2002        $   11,302      $    9,226        $   12,074       $    10,377
4/30/2002        $   10,747      $    8,667        $   12,237       $    10,056
5/31/2002        $   10,539      $    8,604        $   12,395       $    10,063
6/30/2002        $    9,717      $    7,991        $   12,382       $     9,632
7/31/2002        $    8,989      $    7,368        $   12,290       $     9,150
8/31/2002        $    9,301      $    7,416        $   12,730       $     9,317
9/30/2002        $    8,514      $    6,611        $   12,942       $     8,772
10/31/2002       $    8,919      $    7,192        $   12,750       $     9,183
11/30/2002       $    9,833      $    7,615        $   12,953       $     9,565
12/31/2002       $    9,404      $    7,168        $   13,392       $     9,358

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2002

                                            SINCE INCEPTION   VALUE OF A $10,000 INVESTMENT
                                 ONE YEAR       10/1/99              AS OF 12/31/2002
--------------------------------------------------------------------------------------------
Balanced Fund                    (18.30)%       (1.87)%                  $  9,404
S&P 500 Index                    (22.10)%       (9.72)%                  $  7,168
Merrill Lynch Corp Bond Index     10.17%         9.39%                   $ 13,392
Composite Index *                 (9.87)%       (2.02)%                  $  9,358

* Composed of 60% of the return of the S&P 500 Index and 40% of the return of the Merrill Lynch Corporate Bond Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                            VALUE
   SHARES                                                                 (NOTE 1)
-------------                                                           ------------
              COMMON STOCKS - 96.3%
              AIRLINES - 0.8%
        1,400 JetBlue Airways Corp.*                                    $      37,800
                                                                        -------------
              APPAREL RETAILERS - 3.2%
        2,250 Chico's FAS, Inc.*                                               42,547
        1,400 HOT Topic, Inc.*                                                 32,032
        1,700 Pacific Sunwear of California, Inc.*                             30,073
          250 Too, Inc.*                                                        5,880
        1,900 Urban Outfitters, Inc.*                                          44,783
                                                                        -------------
                                                                              155,315
                                                                        -------------
              AUTOMOTIVE - 0.2%
          650 Copart, Inc.*                                                     7,696
                                                                        -------------
              BANKING - 1.7%
        2,150 Boston Private Financial Holdings, Inc.                          42,699
          450 Financial Federal Corp.*                                         11,308
        2,600 Net.B@nk, Inc.*                                                  25,168
                                                                        -------------
                                                                               79,175
                                                                        -------------
              BEVERAGES, FOOD & TOBACCO - 0.8%
        1,200 Horizon Organic Holding Corp.*                                   19,428
        1,200 Peet's Coffee & Tea, Inc.*                                       16,956
                                                                        -------------
                                                                               36,384
                                                                        -------------
              CHEMICALS - 1.0%
        2,450 Applied Films Corp.*                                             48,975
                                                                        -------------
              COMMERCIAL SERVICES - 17.2%
        2,500 AMN Healthcare Services, Inc.*                                   42,275
        1,200 Bright Horizons Family Solutions, Inc.*                          33,744
        1,150 Career Education Corp.*                                          46,000
          650 Cephalon, Inc.*                                                  31,634
        2,650 Coinstar, Inc.*                                                  60,022
        1,000 Corporate Executive Board Co.*                                   31,920
        1,100 Digitas, Inc.*                                                    3,806
        1,800 eResearch Technology, Inc.*                                      30,150
        4,850 Exact Sciences Corp.*                                            52,525
        1,350 FTI Consulting, Inc.*                                            54,202
        1,800 Global Payments, Inc                                             57,618
        1,050 Hotels.com - Class A*                                            57,361
          250 IMPAC Medical Systems, Inc.*                                      4,630
        1,150 Leapfrog Enterprises, Inc.*                                      28,922
        5,950 Overture Services, Inc.*                                        162,494
        1,850 Pharmaceutical Product Development, Inc.*                 $      54,149
        1,650 Resources Connection, Inc.*                                      38,296
          100 SM&A*                                                               369
          100 Strayer Education, Inc.                                           5,750
        2,400 Telik, Inc.*                                                     27,984
                                                                        -------------
                                                                              823,851
                                                                        -------------
              COMMUNICATIONS - 0.6%
          650 Nextel Communications, Inc. -
                Class A*                                                        7,507
        1,000 Verisity Ltd.*                                                   19,060
                                                                        -------------
                                                                               26,567
                                                                        -------------
              COMPUTER INTEGRATED SYSTEMS DESIGN - 1.6%
          500 F5 Networks, Inc.*                                                5,370
          300 SI International, Inc.*                                           3,243
        3,200 Websense, Inc.*                                                  68,355
                                                                        -------------
                                                                               76,968
                                                                        -------------
              COMPUTER PROGRAMMING SERVICES - 1.4%
        3,350 Business Objects SA - ADR*                                       50,250
        1,150 Documentum, Inc.*                                                18,009
                                                                        -------------
                                                                               68,259
                                                                        -------------
              COMPUTER RELATED SERVICES - 0.7%
        2,950 Ixia*                                                            10,767
          150 PEC Solutions, Inc.*                                              4,485
          650 Secure Computing Corp.*                                           4,166
          800 WebEx Communications, Inc.*                                      12,000
                                                                        -------------
                                                                               31,418
                                                                        -------------
              COMPUTER SOFTWARE & PROCESSING - 3.7%
        6,200 Agile Software Corp.*                                            47,988
          900 Anteon International Corp.*                                      21,600
        1,100 Embarcadero Technologies, Inc.*                                   6,567
        7,100 Pinnacle Systems, Inc.*                                          96,631
          250 SRA International, Inc. - Class A*                                6,772
                                                                        -------------
                                                                              179,558
                                                                        -------------
              COMPUTERS & INFORMATION - 1.1%
        6,900 M-Systems Flash Disk Pioneers Ltd.*                              50,439
                                                                        -------------
              CONTAINERS & PACKAGING - 0.3%
        1,150 Constar International, Inc.*                                     13,513
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
   SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              DATA PROCESSING AND PREPARATION - 0.7%
        1,200 Intercept Group, Inc.*                                    $      20,317
        1,800 WebMD Corp.*                                                     15,390
                                                                        -------------
                                                                               35,707
                                                                        -------------
              ELECTRICAL EQUIPMENT - 0.7%
        1,100 Electro Scientific Industries, Inc.*                             22,000
          350 Wilson Greatbatch Technologies, Inc.*                            10,220
                                                                        -------------
                                                                               32,220
                                                                        -------------
              ELECTRONICS - 12.8%
        1,300 Advanced Energy Industries, Inc.*                                16,536
        2,100 ASM International NV*                                            27,090
        4,000 August Technology Corp.*                                         20,240
        2,650 Cree, Inc.*                                                      43,328
          450 Cymer, Inc.*                                                     14,513
          750 Exar Corp.*                                                       9,300
        2,000 Genesis Microchip, Inc.*                                         26,100
        2,600 Integrated Circuit Systems, Inc.*                                47,450
          700 Integrated Device Technology, Inc.*                               5,859
        3,800 Intersil Holding Corp.*                                          52,972
        3,500 Marvell Technology Group Ltd.*                                   66,010
          600 MKS Instruments, Inc.*                                            9,858
          800 Nvidia Corp.*                                                     9,208
        2,350 OmniVision Technologies, Inc.*                                   31,890
        3,900 PLX Technology, Inc.*                                            15,249
        4,900 Power Integrations, Inc.*                                        83,300
        1,350 RF Micro Devices, Inc.*                                           9,896
        1,100 Semtech Corp.*                                                   12,034
        5,450 Silicon Image, Inc.*                                             32,700
          400 Silicon Laboratories, Inc.*                                       7,632
        4,600 Skyworks Solutions, Inc.*                                        39,652
        6,800 Xicor, Inc.*                                                     25,364
          350 Zoran Corp.*                                                      4,925
                                                                        -------------
                                                                              611,106
                                                                        -------------
              ENTERTAINMENT & LEISURE - 2.1%
        1,400 Alliance Gaming Corp.*                                           23,842
        1,850 Multimedia Games, Inc.*                                          50,801
        1,600 Penn National Gaming, Inc.*                                      25,376
                                                                        -------------
                                                                              100,019
                                                                        -------------
              FOREST PRODUCTS & PAPER - 0.1%
          350 School Specialty, Inc.*                                           6,993
                                                                        -------------
              HEALTH CARE PROVIDERS - 8.3%
        2,050 Accredo Health, Inc.*                                     $      72,263
        2,000 American Healthways, Inc.*                                       35,000
        1,100 Covance, Inc.*                                                   27,049
        1,750 Inveresk Research Group, Inc.*                                   37,748
        1,700 LifePoint Hospitals, Inc.*                                       50,883
        3,200 Sunrise Assisted Living, Inc.*                                   79,648
        2,550 U.S. Physical Therapy, Inc.*                                     28,433
        4,400 United Surgical Partners International, Inc.*                    68,732
                                                                        -------------
                                                                              399,756
                                                                        -------------
              HOME CONSTRUCTION, FURNISHINGS &
                APPLIANCES - 0.2%
        1,000 Select Comfort Corp.*                                             9,400
                                                                        -------------
              INFORMATION RETRIEVAL SERVICES - 1.7%
        1,300 Avocent Corp.*                                                   28,886
        1,200 CoStar Group, Inc.*                                              22,140
        1,200 Digital Insight Corp.*                                           10,428
        1,700 LendingTree, Inc.*                                               21,896
                                                                        -------------
                                                                               83,350
                                                                        -------------
              INSURANCE - 1.4%
        2,050 AMERIGROUP Corp.*                                                62,136
          150 Platinum Underwriters Holdings Ltd.*                              3,953
                                                                        -------------
                                                                               66,089
                                                                        -------------
              LODGING - 1.8%
        1,400 Four Seasons Hotels, Inc.                                        39,550
        2,750 Station Casinos, Inc.*                                           48,675
                                                                        -------------
                                                                               88,225
                                                                        -------------
              MEDIA - BROADCASTING & PUBLISHING - 4.3%
        1,900 COX Radio, Inc. - Class A*                                       43,339
          950 Entercom Communications Corp.*                                   44,574
        3,500 Entravision Communications Corp. - Class A*                      34,930
          750 Hispanic Broadcasting Corp.*                                     15,413
        1,700 Radio One, Inc. - Class A*                                       24,854
        3,000 Radio One, Inc. - Class D*                                       43,290
                                                                        -------------
                                                                              206,400
                                                                        -------------
              MEDICAL SUPPLIES - 6.5%
        1,350 Advanced Neuromodulation Systems, Inc.*                          47,385
        1,400 American Medical Systems Holdings, Inc.*                         22,694

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
   SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              MEDICAL SUPPLIES (CONTINUED)
              COMMON STOCKS (CONTINUED)
          500 Cyberonics, Inc.*                                         $       9,200
        1,700 Integra LifeSciences Holdings Corp.*                             30,005
        2,400 LTX Corp.*                                                       14,472
        3,500 Med-Design Corp.*                                                28,000
        1,050 Nanometrics, Inc.*                                                4,400
          250 Orthofix International NV*                                        7,037
        3,700 Photon Dynamics, Inc.*                                           84,360
          750 Respironics, Inc.*                                               22,823
        2,150 Rudolph Technologies, Inc.*                                      41,194
                                                                        -------------
                                                                              311,570
                                                                        -------------
              METALS - 0.3%
        1,200 Steel Dynamics, Inc.*                                            14,436
                                                                        -------------
              PHARMACEUTICALS - 9.4%
        3,150 Andrx Corp. - Andrx Group*                                       46,211
        1,700 Atherogenics, Inc.*                                              12,597
          450 CV Therapeutics, Inc.*                                            8,199
          650 Enzon Pharmaceuticals, Inc.*                                     10,868
        1,050 Inspire Pharmaceuticals, Inc.*                                    9,807
          900 InterMune, Inc.*                                                 22,959
        1,750 K-V Pharmaceutical Co. - Class A*                                40,600
        2,550 Martek Biosciences Corp.*                                        63,852
        1,000 Medicis Pharmaceutical Corp. Class A*                            49,670
          350 Neurocrine Biosciences, Inc.*                                    15,981
        2,900 Priority Healthcare Corp. - Class B*                             67,280
          250 Scios, Inc.*                                                      8,145
        2,100 Taro Pharmaceuticals Industries Ltd.*                            78,960
          400 Trimeris, Inc.*                                                  17,268
                                                                        -------------
                                                                              452,397
                                                                        -------------
              PREPACKAGED SOFTWARE - 5.9%
          950 Altiris, Inc.*                                                   15,124
        2,800 Cognos, Inc.*                                                    65,660
        1,900 Internet Security Systems*                                       34,827
        5,600 MatrixOne, Inc.*                                                 24,080
        1,900 MicroStrategy, Inc. - Class A*                                   28,690
        1,400 NetIQ Corp.*                                                     17,290
          550 Network Associates, Inc.*                                         8,850
        2,550 Quest Software, Inc.*                                            26,291
          400 Retek, Inc.*                                                      1,088
          500 Symantec Corp.*                                           $      20,240
          950 Verity, Inc.*                                                    12,721
        3,300 webMethods, Inc.*                                                27,126
                                                                        -------------
                                                                              281,987
                                                                        -------------
              RESTAURANTS - 1.2%
        2,100 CKE Restaurants, Inc.*                                            9,030
        1,350 P.F. Chang's China Bistro, Inc.*                                 49,005
                                                                        -------------
                                                                               58,035
                                                                        -------------
              RETAILERS - 0.9%
        1,000 Cost Plus, Inc.*                                                 28,670
          550 Kirkland's, Inc.*                                                 6,215
          950 Ultimate Electronics, Inc.*                                       9,643
                                                                        -------------
                                                                               44,528
                                                                        -------------
              TELEPHONE SYSTEMS - 1.1%
        3,050 West Corp.*                                                      50,630
                                                                        -------------
              TEXTILES, CLOTHING & FABRICS - 1.2%
        1,700 Coach, Inc.*                                                     55,964
                                                                        -------------
              TRANSPORTATION - 1.4%
          450 Expedia, Inc. - Class A*                                         30,119
        1,950 Forward Air Corp.*                                               37,850
                                                                        -------------
                                                                               67,969
                                                                        -------------
              TOTAL COMMON STOCKS
                (Cost $4,974,123)                                       $   4,612,699
                                                                        -------------
              RIGHTS AND WARRANTS - 0.4%
              TRANSPORTATION - 0.4%
          499 Expedia Inc. - Warrants, Expires 2/04/09
                (Cost $5,150)                                           $      17,881
                                                                        -------------
              TOTAL INVESTMENTS - 96.7%
                (Cost $4,979,273)                                           4,630,580
              Other Assets and Liabilities (net) - 3.3%                       157,471
                                                                        -------------
              TOTAL NET ASSETS - 100.0%                                 $   4,788,051
                                                                        =============

              NOTES TO THE PORTFOLIO OF INVESTMENTS:
              ADR - American Depository Receipt
              * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                            VALUE
   SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS - 88.8%
              APPAREL RETAILERS - 3.1%
          930 Chico's FAS, Inc.*                                        $      17,586
          890 Claire's Stores, Inc.                                            19,642
        1,810 Gap, Inc.                                                        28,091
        1,095 Pacific Sunwear of California, Inc.*                             19,371
        1,060 Ross Stores, Inc.                                                44,934
                                                                        -------------
                                                                              129,624
                                                                        -------------
              AUTOMOTIVE - 0.5%
          530 Winnebago Industries, Inc.                                       20,792
                                                                        -------------
              BANKING - 6.3%
          890 Commerce Bancorp, Inc.                                           38,439
          760 Golden West Financial Corp.                                      54,576
        1,120 Greenpoint Financial Corp.                                       50,602
        1,420 MBNA Corp.                                                       27,009
        1,240 New York Community Bancorp, Inc.                                 35,811
          570 SLM Corp.                                                        59,200
                                                                        -------------
                                                                              265,637
                                                                        -------------
              BEVERAGES, FOOD & TOBACCO - 2.0%
        1,770 Coca-Cola Enterprises, Inc.                                      38,444
          530 J. M. Smucker Co.                                                21,099
          710 Performance Food Group Co.*                                      24,111
                                                                        -------------
                                                                               83,654
                                                                        -------------
              COMMERCIAL SERVICES - 8.5%
        1,060 Apollo Group, Inc. - Class A*                                    46,640
          710 Career Education Corp.*                                          28,400
          710 Cephalon, Inc.*                                                  34,554
          760 Dun & Bradstreet Corp.*                                          26,212
        1,420 eBay, Inc.*                                                      96,304
          530 Education Management Corp.*                                      19,928
        1,060 FTI Consulting, Inc.*                                            42,559
          710 Moody's Corp.                                                    29,316
          710 Weight Watchers International, Inc.*                             32,639
                                                                        -------------
                                                                              356,552
                                                                        -------------
              COMMUNICATIONS - 3.3%
          710 L-3 Communications Holdings, Inc.*                               31,886
        3,540 Nextel Communications, Inc. - Class A*                           40,887
        1,820 Qualcomm, Inc.*                                                  66,230
                                                                        -------------
                                                                              139,003
                                                                        -------------
              COMPUTER INTEGRATED SYSTEMS DESIGN - 0.6%
          540 Synopsys, Inc.*                                                  24,921
                                                                        -------------
              COMPUTER PROGRAMMING SERVICES - 1.1%
          530 CACI International, Inc. - Class A*                       $      18,889
          350 Cognizant Technology Solutions Corp.*                            25,281
                                                                        -------------
                                                                               44,170
                                                                        -------------
              COMPUTER RELATED SERVICES - 0.4%
        1,150 Checkfree Corp.*                                                 18,401
                                                                        -------------
              COMPUTERS & INFORMATION - 4.4%
        2,480 Dell Computer Corp.*                                             66,315
          350 International Game Technology*                                   26,572
          530 Lexmark International, Inc.*                                     32,065
        1,770 Sandisk Corp.*                                                   35,931
        1,060 Storage Technology Corp.*                                        22,705
                                                                        -------------
                                                                              183,588
                                                                        -------------
              CONTAINERS & PACKAGING - 0.9%
          710 Ball Corp.                                                       36,345
                                                                        -------------
              COSMETICS & PERSONAL CARE - 1.4%
        1,240 Dial Corp.                                                       25,259
          710 Ecolab, Inc.                                                     35,145
                                                                        -------------
                                                                               60,404
                                                                        -------------
              DATA PROCESSING AND PREPARATION - 0.9%
          710 Affiliated Computer Services, Inc. - Class A*                    37,382
                                                                        -------------
              ELECTRONICS - 4.8%
        2,140 Cree, Inc.*                                                      34,989
          710 Gentex Corp.*                                                    22,464
        3,070 Intel Corp.                                                      47,800
        1,420 Novellus Systems, Inc.*                                          39,874
        1,060 QLogic Corp.*                                                    36,581
        2,490 RF Micro Devices, Inc.*                                          18,252
                                                                        -------------
                                                                              199,960
                                                                        -------------
              ENTERTAINMENT & LEISURE - 1.3%
        1,060 Hollywood Entertainment Corp.*                                   16,006
        1,060 Westwood One, Inc.*                                              39,602
                                                                        -------------
                                                                               55,608
                                                                        -------------
              FINANCIAL SERVICES - 0.9%
          760 Countrywide Credit Industries, Inc.                              39,254
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
   SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              FOOD RETAILERS - 1.6%
        1,420 Starbucks Corp.*                                          $      28,940
          710 Whole Foods Market, Inc.*                                        37,438
                                                                        -------------
                                                                               66,378
                                                                        -------------
              HEALTH CARE PROVIDERS - 3.1%
          550 Anthem, Inc.*                                                    34,595
          890 Coventry Health Care, Inc.*                                      25,837
        1,060 Lincare Holdings, Inc.*                                          33,517
          780 Universal Health Services - Class B*                             35,178
                                                                        -------------
                                                                              129,127
                                                                        -------------
              HEAVY CONSTRUCTION - 1.4%
          770 Hovnanian Enterprises, Inc. - Class A*                           24,409
          660 Lennar Corp.                                                     34,056
                                                                        -------------
                                                                               58,465
                                                                        -------------
              HEAVY MACHINERY - 1.4%
        1,060 AGCO Corp.*                                                      23,426
        1,060 Smith International, Inc.*                                       34,577
                                                                        -------------
                                                                               58,003
                                                                        -------------
              HOME CONSTRUCTION, FURNISHINGS &
                APPLIANCES - 0.5%
          710 Newell Rubbermaid, Inc.                                          21,534
                                                                        -------------
              HOUSEHOLD PRODUCTS - 0.7%
          710 Clorox Co.                                                       29,288
                                                                        -------------
              INFORMATION RETRIEVAL SERVICES - 1.1%
        2,830 Yahoo!, Inc.*                                                    46,271
                                                                        -------------
              INSURANCE - 2.0%
          710 Mid Atlantic Medical Services, Inc.*                             23,004
          710 RenaissanceRe Holdings Ltd.                                      28,116
          890 Safeco Corp.                                                     30,856
                                                                        -------------
                                                                               81,976
                                                                        -------------
              MEDIA - BROADCASTING & PUBLISHING - 2.0%
          350 Entercom Communications Corp.*                                   16,422
        1,120 Fox Entertainment Group, Inc. - Class A*                         29,042
          890 Tribune Co.                                                      40,459
                                                                        -------------
                                                                               85,923
                                                                        -------------
              MEDICAL SUPPLIES - 6.4%
        1,520 Boston Scientific Corp.*                                         64,630
        1,060 Guidant Corp.*                                                   32,701
        1,120 St. Jude Medical, Inc.*                                   $      44,486
        1,060 Steris Corp.*                                                    25,705
          710 Stryker Corp.                                                    47,655
        1,110 Varian Medical Systems, Inc.*                                    55,056
                                                                        -------------
                                                                              270,233
                                                                        -------------
              METALS - 0.4%
        1,060 Worthington Industries, Inc.                                     16,154
                                                                        -------------
              OIL & GAS - 4.4%
        1,590 Ensco International, Inc.                                        46,826
          700 Murphy Oil Corp.                                                 29,995
        1,060 Ocean Energy, Inc.                                               21,168
          530 Pogo Producing Co.                                               19,743
        1,060 Weatherford International Ltd.*                                  42,326
        1,060 XTO Energy, Inc.                                                 26,182
                                                                        -------------
                                                                              186,240
                                                                        -------------
              PHARMACEUTICALS - 11.2%
          750 Amgen, Inc.*                                                     36,255
        1,060 Amylin Pharmaceuticals, Inc.*                                    17,108
          710 Biogen, Inc.*                                                    28,443
          890 Charles River Laboratories International, Inc.*                  34,247
          540 Forest Laboratories - Class A*                                   53,039
        1,060 Genzyme Corp.*                                                   31,344
        2,180 Gilead Sciences, Inc.*                                           74,120
          530 Henry Schein, Inc.*                                              23,850
          570 Neurocrine Biosciences, Inc.*                                    26,026
          890 NPS Pharmaceuticals, Inc.*                                       22,401
          710 Scios, Inc.*                                                     23,132
        1,440 Teva Pharmaceutical Industries Ltd. - ADR                        55,598
        1,060 Zimmer Holdings, Inc.*                                           44,011
                                                                        -------------
                                                                              469,574
                                                                        -------------
              PREPACKAGED SOFTWARE - 5.7%
        1,860 BEA Systems, Inc.*                                               21,334
        1,420 BMC Software, Inc.*                                              24,296
        1,860 Citrix Systems, Inc.*                                            22,915
          750 Electronic Arts, Inc.*                                           37,328
        1,060 Intuit, Inc.*                                                    49,735
        1,420 Symantec Corp.*                                                  57,524
        1,060 Take-Two Interactive Software, Inc.*                             24,899
                                                                        -------------
                                                                              238,031
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
   SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              RETAILERS - 5.7%
          580 Advanced Auto Parts, Inc.*                                $      28,362
        1,060 Amazon.com, Inc.*                                                20,023
          370 Autozone, Inc.*                                                  26,141
        1,420 Bed Bath & Beyond, Inc.*                                         49,033
        1,130 Penney (J.C.) Co., Inc.                                          26,001
        1,770 Petsmart, Inc.*                                                  30,320
        1,140 Staples, Inc.*                                                   20,862
        1,420 Williams-Sonoma, Inc.*                                           38,553
                                                                        -------------
                                                                              239,295
                                                                        -------------
              TEXTILES, CLOTHING & FABRICS - 0.8%
        1,060 Coach, Inc.*                                                     34,895
                                                                        -------------

              TOTAL INVESTMENTS - 88.8%
                (Cost $3,758,959)                                           3,726,682
              Other Assets and Liabilities
                (net) - 11.2%                                                 470,740
                                                                        -------------
              TOTAL NET ASSETS - 100.0%                                 $   4,197,422
                                                                        =============

              NOTES TO THE PORTFOLIO OF INVESTMENTS:
              ADR - American Depository Receipt
              * Non-income producing security.

CAPITAL APPRECIATION FUND
ADVISED BY: JANUS CAPITAL MANAGEMENT LLC
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                            VALUE
   SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS - 86.6%
              APPAREL RETAILERS - 0.5%
        1,000 Gap, Inc.                                                 $      15,520
                                                                        -------------
              AUTOMOTIVE - 2.3%
        1,585 Harley-Davidson, Inc.                                            73,227
                                                                        -------------
              BANKING - 3.0%
          820 Fannie Mae                                                       52,751
          430 SLM Corp.                                                        44,660
                                                                        -------------
                                                                               97,411
                                                                        -------------
              COMMERCIAL SERVICES - 6.8%
        3,315 Cendant Corp.*                                                   34,741
        2,145 eBay, Inc.*                                                     145,474
          820 Weight Watchers International, Inc.*                             37,695
                                                                        -------------
                                                                              217,910
                                                                        -------------
              COMMUNICATIONS - 1.4%
        2,810 Nokia Oyj - ADR                                                  43,555
                                                                        -------------
              COMPUTERS & INFORMATION - 0.5%
        1,285 Cisco Systems, Inc.*                                             16,833
                                                                        -------------
              COSMETICS & PERSONAL CARE - 4.6%
          695 Avon Products                                                    37,440
        1,485 Colgate-Palmolive Co.                                            77,859
          400 Procter & Gamble Co.                                             34,376
                                                                        -------------
                                                                              149,675
                                                                        -------------
              ELECTRONICS - 4.0%
        1,235 Celestica, Inc.*                                                 17,413
        2,130 Maxim Integrated Products.                                       70,375
        1,940 Xilinx, Inc.*                                                    39,964
                                                                        -------------
                                                                              127,752
                                                                        -------------
              ENTERTAINMENT & LEISURE - 5.1%
       18,447 Liberty Media Corp. - Class A*.                                 164,916
                                                                        -------------
              FINANCIAL SERVICES - 2.8%
           25 Berkshire Hathaway, Inc. - Class B*                              60,575
          475 Citigroup, Inc.                                                  16,715
        1,215 Schwab (Charles) Corp.                                           13,183
                                                                        -------------
                                                                               90,473
                                                                        -------------
              HEALTH CARE PROVIDERS - 2.6%
          790 HCA - The Healthcare Co.                                         32,785
          595 UnitedHealth Group, Inc.                                         49,682
                                                                        -------------
                                                                               82,467
                                                                        -------------
              HOUSEHOLD PRODUCTS - 0.6%
          855 Tiffany & Co.                                             $      20,443
                                                                        -------------
              INFORMATION RETRIEVAL SERVICES - 2.5%
        3,700 AOL Time Warner, Inc.                                            48,470
        1,920 Yahoo!, Inc.*                                                    31,392
                                                                        -------------
                                                                               79,862
                                                                        -------------
              INSURANCE - 6.7%
        1,905 AFLAC, Inc.                                                      57,379
          935 Marsh & McLennan Cos., Inc.                                      43,206
        1,255 Wellpoint Health Networks*.                                      89,306
          930 Willis Group Holdings Ltd.*                                      26,663
                                                                        -------------
                                                                              216,554
                                                                        -------------
              LODGING - 4.6%
        2,950 Mandalay Resort Group*                                           90,300
        1,330 MGM Mirage, Inc.*                                                43,850
          635 Starwood Hotels & Resorts World                                  15,075
                                                                        -------------
                                                                              149,225
                                                                        -------------
              MEDIA - BROADCASTING & PUBLISHING - 11.1%
        4,095 Clear Channel Communications*                                   152,703
        5,070 Viacom, Inc. - Class B*.                                        206,653
                                                                        -------------
                                                                              359,356
                                                                        -------------
              MEDICAL SUPPLIES - 5.7%
        1,110 Alcon, Inc.*                                                     43,790
        3,100 Medtronics, Inc.                                                141,360
                                                                        -------------
                                                                              185,150
                                                                        -------------
              OIL & GAS - 1.7%
        1,170 Anadarko Petroleum Corp.                                         56,043
                                                                        -------------
              PHARMACEUTICALS - 13.1%
        2,510 Amgen, Inc.*                                                    121,333
        2,250 Andrx Corp. - Andrx Group*                                       33,008
          235 Biovail Corp.*                                                    6,206
          870 Forest Laboratories - Class A*                                   85,451
        1,730 Genentech, Inc.*                                                 57,367
        1,470 McKesson Corp.                                                   39,734
          965 Novartis AG - ADR                                                35,444
        1,105 Teva Pharmaceutical Industries Ltd. - ADR                        42,664
                                                                        -------------
                                                                              421,207
                                                                        -------------
              PREPACKAGED SOFTWARE - 1.9%
        1,535 Cerner Corp.*                                                    47,984

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
   SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              PREPACKAGED SOFTWARE (CONTINUED)
        1,030 Check Point Software Technologies Ltd.*                   $      13,359
                                                                        -------------
                                                                               61,343
                                                                        -------------
              RESTAURANTS - 0.2%
          220 Krispy Kreme Doughnuts, Inc.*                                     7,429
                                                                        -------------
              RETAILERS - 4.3%
          695 Advanced Auto Parts, Inc.*.                                      33,986
        2,005 Amazon.com, Inc.*                                                37,874
          485 Bed Bath & Beyond, Inc.*                                         16,747
        2,645 Staples, Inc.*                                                   48,404
                                                                        -------------
                                                                              137,011
                                                                        -------------
              TRANSPORTATION - 0.6%
        1,185 Royal Caribbean Cruises Ltd.                                     19,790
                                                                        -------------
              TOTAL INVESTMENTS - 86.6%
                (Cost $3,067,073)                                           2,793,152
              Other Assets and Liabilities (net) - 13.4%                      430,953
                                                                        -------------
              TOTAL NET ASSETS - 100.0%                                 $   3,224,105
                                                                        =============

              NOTES TO THE PORTFOLIO OF INVESTMENTS:
              ADR - American Depository Receipt
              * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

FOCUSED EQUITY FUND
ADVISED BY: VAN KAMPEN
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                            VALUE
   SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS - 94.1%
              AEROSPACE & DEFENSE - 2.2%
          700 General Dynamics Corp.                                    $      55,559
        1,275 Lockheed Martin Corp.                                            73,631
                                                                        -------------
                                                                              129,190
                                                                        -------------
              APPAREL RETAILERS - 1.1%
        1,125 Kohl's Corp.*                                                    62,944
                                                                        -------------
              BANKING - 1.3%
        2,125 American Express Co.                                             75,119
                                                                        -------------
              BEVERAGES, FOOD & TOBACCO - 6.6%
          890 Anheuser-Busch Cos., Inc.                                        43,076
        3,075 Coca-Cola Co.                                                   134,746
        2,100 Kraft Foods, Inc. - Class A                                      81,753
        2,800 Pepsico, Inc.                                                   118,216
                                                                        -------------
                                                                              377,791
                                                                        -------------
              BUILDING MATERIALS - 1.5%
        2,300 Lowe's Cos.                                                      86,250
                                                                        -------------
              COMMUNICATIONS - 0.9%
        1,350 Qualcomm, Inc.*                                                  49,126
                                                                        -------------
              COMPUTERS & INFORMATION - 7.1%
        8,750 Cisco Systems, Inc.*                                            114,625
        4,250 Dell Computer Corp.*                                            113,645
        3,350 Hewlett-Packard Co.                                              58,156
        1,250 International Business Machines Corp.                            96,875
        1,340 Jabil Circuit, Inc.*                                             24,013
                                                                        -------------
                                                                              407,314
                                                                        -------------
              COSMETICS & PERSONAL CARE - 3.2%
        2,125 Procter & Gamble Co.                                            182,622
                                                                        -------------
              DATA PROCESSING AND PREPARATION - 0.8%
        1,225 First Data Corp.                                                 43,377
                                                                        -------------
              ELECTRONICS - 5.3%
       10,700 Intel Corp.                                                     166,599
        1,575 Linear Technology Corp.                                          40,509
        4,625 Texas Instruments, Inc.                                          69,421
        1,275 Xilinx, Inc.*                                                    26,265
                                                                        -------------
                                                                              302,794
                                                                        -------------
              FINANCIAL SERVICES - 8.1%
        5,339 Citigroup, Inc.                                           $     187,879
        4,650 Freddie Mac                                                     274,582
                                                                        -------------
                                                                              462,461
                                                                        -------------
              HEALTH CARE PROVIDERS - 2.1%
        1,475 UnitedHealth Group, Inc.                                        123,163
                                                                        -------------
              HEAVY MACHINERY - 3.1%
        4,675 Applied Materials, Inc.*                                         60,915
        3,600 Baker Hughes, Inc.                                              115,884
                                                                        -------------
                                                                              176,799
                                                                        -------------
              HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 5.0%
       11,775 General Electric Co.                                            286,721
                                                                        -------------
              INSURANCE - 3.1%
        3,100 American International Group.                                   179,335
                                                                        -------------
              MANUFACTURING - 1.8%
          850 3M Co.                                                          104,805
                                                                        -------------
              MEDIA - BROADCASTING & PUBLISHING - 2.8%
        2,800 Clear Channel Communications*                                   104,412
        2,275 Univision Communications, Inc. - Class A*                        55,738
                                                                        -------------
                                                                              160,150
                                                                        -------------
              MEDICAL SUPPLIES - 2.0%
        2,525 Medtronics, Inc.                                                115,140
                                                                        -------------
              OIL & GAS - 3.0%
        4,900 Exxon Mobil Corp.                                               171,206
                                                                        -------------
              PHARMACEUTICALS - 19.1%
          900 AmerisourceBergen Corp..                                         48,879
        2,785 Amgen, Inc.*                                                    134,627
        4,675 Johnson & Johnson                                               251,094
        1,275 Lilly (Eli) & Co.                                                80,963
        1,875 Merck & Co., Inc.                                               106,144
       12,175 Pfizer, Inc.                                                    372,190
        2,700 Wyeth                                                           100,980
                                                                        -------------
                                                                            1,094,877
                                                                        -------------
              PREPACKAGED SOFTWARE - 7.8%
        7,175 Microsoft Corp.*                                                370,948
        7,400 Oracle Corp.*                                                    79,920
                                                                        -------------
                                                                              450,868
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
   SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              RETAILERS - 5.8%
        3,075 Bed Bath & Beyond, Inc.*                                  $     106,180
        4,525 Wal-Mart Stores, Inc.                                           228,558
                                                                        -------------
                                                                              334,738
                                                                        -------------
              TELEPHONE SYSTEMS - 0.4%
        4,000 AT&T Wireless Services, Inc.*                                    22,600
                                                                        -------------
              TOTAL INVESTMENTS - 94.1%
                (Cost $5,621,845)                                           5,399,390
              Other Assets and Liabilities (net) - 5.9%
                                                                              341,053
                                                                        -------------
              TOTAL NET ASSETS - 100.0%                                 $   5,740,443
                                                                        =============

              NOTES TO THE PORTFOLIO OF INVESTMENTS:
              * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                            VALUE
   SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS - 99.2%
              ADVERTISING - 1.8%
          950 Getty Images, Inc.*                                       $      29,022
          830 Lamar Advertising Co.*                                           27,929
          570 Omnicom Group                                                    36,822
          340 TMP Worldwide, Inc.*                                              3,845
                                                                        -------------
                                                                               97,618
                                                                        -------------
              AEROSPACE & DEFENSE - 0.4%
          140 Goodrich (B.F.) Co.                                               2,565
          226 Northrop Grumman Corp.                                           21,922
                                                                        -------------
                                                                               24,487
                                                                        -------------
              AIRLINES - 0.5%
          870 Delta Air Lines, Inc.                                            10,527
        1,290 Northwest Airlines Corp.*                                         9,469
          270 Ryanair Holdings Plc - ADR*                                      10,573
                                                                        -------------
                                                                               30,569
                                                                        -------------
              APPAREL RETAILERS - 1.4%
          440 Aeropostale, Inc.*                                                4,651
          270 American Eagle Outfitters*                                        3,721
          800 Gap, Inc.                                                        12,416
        2,606 Limited, Inc.                                                    36,302
          130 Nordstrom, Inc.                                                   2,466
          740 Too, Inc.*                                                       17,405
                                                                        -------------
                                                                               76,961
                                                                        -------------
              AUTOMOTIVE - 0.7%
          490 American Axle & Manufacturing Holdings, Inc.*                    11,476
          950 Keystone Automotive Industries, Inc.*                            14,269
          180 Lithia Motors, Inc. - Class A*                                    2,824
          210 Winnebago Industries, Inc.                                        8,238
                                                                        -------------
                                                                               36,807
                                                                        -------------
              BANKING - 6.4%
          220 Astoria Financial Corp                                            5,973
          920 Banknorth Group, Inc                                             20,792
          110 City National Corp                                                4,839
        1,080 Commerce Bancorp, Inc                                            46,645
          240 Greenpoint Financial Corp                                        10,843
        1,460 Huntington Bancshares, Inc                                       27,317
          570 M&T Bank Corp                                                    45,229
          105 MBNA Corp                                                         1,997
          200 Mercantile Bankshares Corp                                        7,718
          580 National Commerce Financial Corp.                         $      13,833
          180 SLM Corp.                                                        18,695
        1,580 SouthTrust Corp.                                                 39,263
        3,840 Sovereign Bancorp, Inc.                                          53,952
        3,070 Synovus Financial Corp.                                          59,558
                                                                        -------------
                                                                              356,654
                                                                        -------------
              BEVERAGES, FOOD & TOBACCO - 3.1%
          810 Coca-Cola Enterprises, Inc.                                      17,593
        1,756 Dean Foods Co.*                                                  65,148
          680 Delta & Pine Land Co.                                            13,879
          190 McCormick & Co., Inc.                                             4,408
          730 Pepsi Bottling Group, Inc.                                       18,761
          680 Tyson Foods, Inc. - Class A                                       7,630
        1,030 UST, Inc.                                                        34,433
          180 Wrigley (Wm.) Jr. Co                                              9,878
                                                                        -------------
                                                                              171,730
                                                                        -------------
              BUILDING MATERIALS - 0.4%
          560 Fastenal Co.                                                     20,938
                                                                        -------------
              CHEMICALS - 5.1%
          660 Avery Dennison Corp.                                             40,313
        1,020 Cytec Industries, Inc.*                                          27,826
          690 Ferro Corp.                                                      16,857
          570 Georgia Gulf Corp.                                               13,190
        3,650 Lyondell Chemical Co.                                            46,136
        3,510 Millennium Chemicals, Inc.                                       33,415
          900 PolyOne Corp.                                                     3,528
          580 PPG Industries, Inc.                                             29,087
        1,210 Praxair, Inc.                                                    69,902
                                                                        -------------
                                                                              280,254
                                                                        -------------
              COMMERCIAL SERVICES - 4.7%
        1,380 Allied Waste Industries, Inc.*                                   13,800
          400 Cephalon, Inc.*                                                  19,467
          140 Dun & Bradstreet Corp.*                                           4,829
        1,630 Equifax, Inc.                                                    37,718
          520 Fluor Corp.                                                      14,560
        1,960 IKON Office Solutions, Inc.                                      14,014
          680 Labor Ready, Inc.*                                                4,366
        1,210 Manpower, Inc.                                                   38,599
          210 Monro Muffler, Inc.*                                              3,549
          660 National Processing, Inc.*                                       10,593
        1,460 Republic Services, Inc.*                                         30,631

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
   SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              COMMERCIAL SERVICES (CONTINUED)
        1,110 Robert Half International, Inc.*                          $      17,882
        1,850 Tech Data Corp.*                                                 49,876
                                                                        -------------
                                                                              259,884
                                                                        -------------
              COMMUNICATIONS - 0.7%
        1,260 American Tower Corp. - Class A*                                   4,448
        2,090 Comverse Technology, Inc.*                                       20,942
          310 Harris Corp.                                                      8,153
          660 Polycom, Inc.*                                                    6,283
                                                                        -------------
                                                                               39,826
                                                                        -------------
              COMPUTER INTEGRATED SYSTEMS DESIGN - 0.6%
        1,290 Cadence Design Systems, Inc.*                                    15,209
          170 Radisys Corp.*                                                    1,357
          590 Reynolds & Reynolds Co. - Class A                                15,027
                                                                        -------------
                                                                               31,593
                                                                        -------------
              COMPUTER PROGRAMMING SERVICES - 0.2%
        1,050 Macromedia, Inc.*                                                11,182
                                                                        -------------
              COMPUTER SOFTWARE & PROCESSING - 0.1%
          320 Ingram Micro, Inc. - Class A*                                     3,952
                                                                        -------------
              COMPUTERS & INFORMATION - 1.7%
        1,700 Apple Computer, Inc.*                                            24,361
          170 Diebold, Inc.                                                     7,007
          380 International Game Technology*                                   28,850
          200 NetScreen Technologies, Inc.*                                     3,368
          570 Storage Technology Corp.*.                                       12,209
        2,250 Symbol Technologies, Inc..                                       18,495
                                                                        -------------
                                                                               94,290
                                                                        -------------
              CONTAINERS & PACKAGING - 0.4%
          550 Owens-Illinois, Inc.*                                             8,019
          640 Packaging Corp of America*                                       11,674
                                                                        -------------
                                                                               19,693
                                                                        -------------
              COSMETICS & PERSONAL CARE - 0.1%
           80 Avon Products                                                     4,310
                                                                        -------------
              DATA PROCESSING AND PREPARATION - 0.7%
          880 Ceridian Corp.*                                                  12,690
        1,710 Intercept Group, Inc.*                                           28,952
                                                                        -------------
                                                                               41,642
                                                                        -------------
              ELECTRIC UTILITIES - 8.2%
        1,420 Ameren Corp.                                                     59,029
          970 Cinergy Corp.                                                    32,708
        4,560 Citizens Communications Co.*                              $      48,108
          270 Dominion Resources, Inc.                                         14,823
          260 DPL, Inc.                                                         3,988
          590 DTE Energy Co.                                                   27,376
          550 Entergy Corp.                                                    25,074
        1,860 FirstEnergy Corp.                                                61,324
        1,410 KeySpan Corp.                                                    49,688
        1,280 NiSource, Inc.                                                   25,600
        1,960 Northeast Utilities                                              29,733
          790 SCANA Corp.                                                      24,458
        2,030 Sempra Energy                                                    48,009
          650 Westar Energy, Inc.                                               6,435
                                                                        -------------
                                                                              456,353
                                                                        -------------
              ELECTRONICS - 2.9%
          900 Advanced Micro Devices*                                           5,814
        4,950 Agere Systems, Inc.*                                              7,128
          120 Altera Corp.*                                                     1,480
          380 Amphenol Corp. - Class A*                                        14,440
          680 Arrow Electronics, Inc.*                                          8,697
        3,270 Avnet, Inc.*                                                     35,414
        1,460 Broadcom Corp. - Class A*                                        21,988
          180 Dupont Photomasks, Inc.*                                          4,185
          890 Fairchild Semiconductor Corp. - Class A*                          9,532
          270 Integrated Device Technology, Inc.*                               2,260
          680 Intersil Holding Corp.*                                           9,479
          220 Micrel, Inc.*                                                     1,976
          620 Micron Technology, Inc.*                                          6,039
          690 National Semiconductor Corp.*                                    10,357
          440 Nvidia Corp.*                                                     5,064
          120 QLogic Corp.*                                                     4,141
          300 Silicon Laboratories, Inc.*                                       5,724
          680 Vishay Intertechnology, Inc.*                                     7,602
                                                                        -------------
                                                                              161,320
                                                                        -------------
              ENTERTAINMENT & LEISURE - 1.5%
          200 Argosy Gaming Co.*                                                3,786
          300 Harrah's Entertainment, Inc.*                                    11,880
          510 Polaris Industries, Inc.                                         29,886
        1,290 SCP Pool Corp.*                                                  37,668
                                                                        -------------
                                                                               83,220
                                                                        -------------
              FINANCIAL SERVICES - 6.4%
        1,440 Apartment Investment & Management Co. - Class A REIT             53,971

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
   SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
          230 Bear Stearns Cos., Inc.                                   $      13,662
           15 Berkshire Hathaway, Inc. - Class B*                              36,345
        1,580 Duke Realty Corp. REIT                                           40,211
          990 Equity Residential REIT                                          24,334
          810 Federated Investors, Inc. - Class B                              20,550
          270 General Growth Properties, Inc. REIT                             14,040
          420 Lehman Brothers Holdings, Inc.                                   22,382
          640 Prologis Trust REIT                                              16,096
          670 Public Storage, Inc. REIT.                                       21,648
          730 Reckson Associates Realty Corp.
              REIT                                                             15,366
          180 Simon Property Group, Inc. REIT                                   6,133
        1,550 Stilwell Financial, Inc.                                         20,259
          220 T. Rowe Price Group, Inc.                                         6,002
          510 Vornado Realty Trust REIT.                                       18,972
        1,180 Waddell & Reed Financial, Inc. - Class A                         23,211
                                                                        -------------
                                                                              353,182
                                                                        -------------
              FOREST PRODUCTS & PAPER - 1.4%
        3,330 Pactiv Corp.*                                                    72,794
           70 Temple-Inland, Inc.                                               3,137
                                                                        -------------
                                                                               75,931
                                                                        -------------
              HEALTH CARE PROVIDERS - 3.7%
          450 Accredo Health, Inc.*                                            15,862
        1,100 Anthem, Inc.*                                                    69,190
        1,580 Community Health Systems, Inc.*                                  32,532
        1,340 Health Management Associates, Inc. - Class A                     23,986
          490 LifePoint Hospitals, Inc.*                                       14,666
          530 Triad Hospitals, Inc.*                                           15,810
          710 Universal Health Services - Class B*                             32,021
                                                                        -------------
                                                                              204,067
                                                                        -------------
              HEAVY CONSTRUCTION - 0.8%
          840 Centex Corp.                                                     42,168
           80 Lennar Corp.                                                      4,128
                                                                        -------------
                                                                               46,296
                                                                        -------------
              HEAVY MACHINERY - 4.6%
        1,220 AGCO Corp.*                                                      26,962
          380 American Standard Cos.*                                          27,033
          270 Baker Hughes, Inc.                                                8,691
          840 Black & Decker Corp.                                      $      36,028
          570 Grainger (W.W.), Inc.                                            29,383
          660 Grant Prideco, Inc.*                                              7,682
          200 Kennametal, Inc.                                                  6,896
          360 Lam Research Corp.*                                               3,888
           40 NACCO Industries, Inc. - Class A                                  1,751
          240 National-Oilwell, Inc.*                                           5,242
          930 Parker Hannifin Corp.                                            42,901
        1,000 Pentair, Inc.                                                    34,550
          690 Smith International, Inc.*                                       22,508
                                                                        -------------
                                                                              253,515
                                                                        -------------
              HOME CONSTRUCTION, FURNISHINGS &  APPLIANCES - 2.6%
        1,320 D.R. Horton, Inc.                                                22,902
        1,570 Furniture Brands International, Inc.*                            37,444
        1,450 Leggett & Platt, Inc.                                            32,538
          170 Maytag Corp.                                                      4,845
          250 Ryland Group, Inc.                                                8,337
          650 Standard-Pacific Corp.                                           16,087
          370 Whirlpool Corp.                                                  19,321
                                                                        -------------
                                                                              141,474
                                                                        -------------
              HOUSEHOLD PRODUCTS - 0.6%
        1,110 Snap-On, Inc.                                                    31,202
                                                                        -------------
              INDUSTRIAL - 0.0%
          140 Albany International Corp. - Class A                              2,892
                                                                        -------------
              INDUSTRIAL - DIVERSIFIED - 0.1%
          100 Danaher Corp.                                                     6,570
                                                                        -------------
              INFORMATION RETRIEVAL SERVICES - 0.7%
           93 Choicepoint, Inc.*                                                3,673
        1,990 Yahoo!, Inc.*                                                    32,536
                                                                        -------------
                                                                               36,209
                                                                        -------------
              INSURANCE - 4.9%
          160 Allmerica Financial Corp.*                                        1,616
          280 AMBAC Financial Group, Inc.                                      15,747
          460 Cincinnati Financial Corp.                                       17,273
          470 Hartford Financial Services Group                                21,352
        1,090 HCC Insurance Holdings, Inc.                                     26,814
        1,250 MBIA, Inc.                                                       54,825
        1,030 Old Republic International Corp.                                 28,840
        1,370 Radian Group, Inc.                                               50,895

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
   SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              INSURANCE (CONTINUED)
          790 St. Paul Cos.                                             $      26,899
          380 Wellpoint Health Networks*.                                      27,041
                                                                        -------------
                                                                              271,302
                                                                        -------------
              LODGING - 0.2%
           70 Marriott International, Inc. - Class A                            2,301
          190 MGM Mirage, Inc.*                                                 6,264
                                                                        -------------
                                                                                8,565
                                                                        -------------
              MEDIA - BROADCASTING & PUBLISHING - 3.7%
          680 Banta Corp.                                                      21,264
          250 Belo (A.H.) Corp. - Series A                                      5,330
          260 Cablevision Systems Corp. Class A*                                4,352
          610 Clear Channel Communications*                                    22,747
          480 Comcast Corp. - Class A*                                         10,843
          200 Emmis Communications Corp.*                                       4,166
        1,570 Fox Entertainment Group, Inc. Class A*                           40,710
          500 Radio One, Inc. - Class D*                                        7,215
          590 Scripps (E.W.) Co.                                               45,400
          800 Univision Communications, Inc. - Class A*                        19,600
        1,400 Vivendi Universal SA - ADR                                       22,498
                                                                        -------------
                                                                              204,125
                                                                        -------------
              MEDICAL SUPPLIES - 4.9%
        1,180 Biomet, Inc.                                                     33,819
          370 Dentsply International, Inc.                                     13,764
          150 Eaton Corp.                                                      11,717
          990 KLA - Tencor Corp.*                                              35,016
          850 Millipore Corp.*                                                 28,900
          120 PerkinElmer, Inc.                                                   990
        1,860 St. Jude Medical, Inc.*                                          73,879
          500 Teradyne, Inc.*                                                   6,505
        1,230 Thermo Electron Corp.*                                           24,748
          780 Varian Medical Systems, Inc.*                                    38,688
          260 Waters Corp.*                                                     5,663
                                                                        -------------
                                                                              273,689
                                                                        -------------
              METALS - 2.4%
        1,020 Alcan, Inc.                                                      30,110
          670 Engelhard Corp.                                                  14,975
        2,040 Freeport-McMoran Copper & Gold, Inc. - Class B*                  34,231
          980 Goldcorp, Inc.                                            $      12,466
        1,150 Masco Corp.                                                      24,208
          500 Phelps Dodge Corp.*                                              15,825
           60 Precision Castparts Corp.                                         1,455
                                                                        -------------
                                                                              133,270
                                                                        -------------
              OIL & GAS - 6.7%
          480 Apache Corp.                                                     27,355
          450 BJ Services Co.*                                                 14,540
          650 Burlington Resources, Inc.                                       27,723
          510 Devon Energy Corp.                                               23,409
        1,000 Ensco International, Inc.                                        29,450
        1,020 Equitable Resources, Inc.                                        35,741
           71 Kinder Morgan Management LLC*                                     2,243
        1,120 Kinder Morgan, Inc.                                              47,342
          650 Noble Corp.*                                                     22,848
          490 Ocean Energy, Inc.                                                9,785
          790 Pioneer Natural Resources Co.*                                   19,948
          500 Rowan Cos., Inc.                                                 11,350
        1,670 Suncor Energy, Inc.                                              26,169
          380 Talisman Energy, Inc.                                            13,745
          850 Valero Energy Corp.                                              31,399
          720 Weatherford International Ltd.*                                  28,750
                                                                        -------------
                                                                              371,797
                                                                        -------------
              PHARMACEUTICALS - 3.8%
          350 Barr Laboratories, Inc.*                                         22,782
          670 Biogen, Inc.*                                                    26,840
          430 Charles River Laboratories International, Inc.*                  16,546
        1,640 Gilead Sciences, Inc.*                                           55,760
          500 Idec Pharmaceuticals Corp.*                                      16,585
           40 Invitrogen Corp.*                                                 1,252
          930 King Pharmaceuticals, Inc.*                                      15,987
        1,280 McKesson Corp.                                                   34,598
          460 Medimmune, Inc.*                                                 12,498
          400 Shire Pharmaceuticals Plc - ADR*                                  7,556
                                                                        -------------
                                                                              210,404
                                                                        -------------
              PREPACKAGED SOFTWARE - 3.0%
          480 Activision, Inc.*                                                 7,003
        1,680 Adobe Systems, Inc.                                              41,666
        1,510 Citrix Systems, Inc.*                                            18,603
        2,910 Compuware Corp.*                                                 13,968
        1,210 Network Associates, Inc.*                                        19,469
        1,660 Quest Software, Inc.*                                            17,115

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
   SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              PREPACKAGED SOFTWARE (CONTINUED)
        2,080 Rational Software Corp.*                                  $      21,611
          120 Sungard Data Systems, Inc.*                                       2,827
          340 Symantec Corp.*                                                  13,773
          290 Take-Two Interactive Software, Inc.*                              6,812
          310 Veritas Software Corp.*                                           4,842
                                                                        -------------
                                                                              167,689
                                                                        -------------
              REAL ESTATE - 0.3%
          860 Catellus Development Corp.*                                      17,071
                                                                        -------------
              RESTAURANTS - 1.0%
          670 Darden Restaurants, Inc.                                         13,702
        1,310 Wendy's International, Inc.                                      35,462
          360 Yum! Brands, Inc.*                                                8,719
                                                                        -------------
                                                                               57,883
                                                                        -------------
              RETAILERS - 3.9%
          330 Autozone, Inc.*                                                  23,315
          455 Best Buy Co., Inc.*                                              10,988
        1,240 Big Lots, Inc.*                                                  16,405
        1,070 Borders Group, Inc.*                                             17,227
          230 Circuit City Stores                                               1,707
        1,460 CVS Corp.                                                        36,456
          190 Dollar Tree Stores, Inc.*                                         4,668
          400 Michaels Stores, Inc.*                                           12,520
        2,110 Office Depot, Inc.*                                              31,144
          770 PETCO Animal Supplies, Inc.*                                     18,048
        1,490 Petsmart, Inc.*                                                  25,524
        1,440 Saks, Inc.*                                                      16,906
                                                                        -------------
                                                                              214,908
                                                                        -------------
              TELEPHONE SYSTEMS - 0.6%
          130 CenturyTel, Inc.                                                  3,819
        5,360 Qwest Communications International*                              26,800
                                                                        -------------
                                                                               30,619
                                                                        -------------
              TEXTILES, CLOTHING & FABRICS - 0.3%
          230 Mohawk Industries, Inc.*                                  $      13,099
              Tropical Sportswear International Corp.*                          5,651
                                                                        -------------
                                                                               18,750
                                                                        -------------
              TRANSPORTATION - 1.0%
          630 CSX Corp.                                                        17,835
        1,130 Fleetwood Enterprises, Inc.*                                      8,871
        1,170 Kansas City Southern Industries, Inc.*                           14,040
          720 Sabre Holdings Corp.*                                            13,039
                                                                        -------------
                                                                               53,785
                                                                        -------------
              WATER COMPANIES - 0.0%
          135 Philadelphia Suburban Corp.                                       2,781
                                                                        -------------
              TOTAL COMMON STOCKS
                (Cost $5,995,071)                                       $   5,491,259
                                                                        -------------
              MUTUAL FUNDS - 0.2%
              FINANCIAL SERVICES - 0.2%
          300 iShares Russell Midcap Index Fund
                (Cost $14,590)                                          $      14,589
                                                                        -------------
              TOTAL INVESTMENTS - 99.4%
                (Cost $6,009,661)                                           5,505,848
              Other Assets and Liabilities (net) - 0.6%                        31,169
                                                                        -------------
              TOTAL NET ASSETS - 100.0%                                 $   5,537,017
                                                                        =============

              NOTES TO THE PORTFOLIO OF INVESTMENTS:
              ADR - American Depository Receipt
              REIT - Real Estate Investment Trust
              * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

MID-CAP VALUE FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                            VALUE
   SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS - 96.2%
              AUTOMOTIVE - 1.5%
        2,920 Magna International, Inc. - Class A                       $     163,958
                                                                        -------------
              BANKING - 6.0%
       10,270 Compass Bancshares, Inc.                                        321,143
       22,860 Sovereign Bancorp, Inc.                                         321,183
                                                                        -------------
                                                                              642,326
                                                                        -------------
              BEVERAGES, FOOD & TOBACCO - 2.5%
        7,960 UST, Inc.                                                       266,103
                                                                        -------------
              CHEMICALS - 5.2%
       28,820 Hercules, Inc.*                                                 253,616
        8,480 International Flavors & Fragrances                              297,648
                                                                        -------------
                                                                              551,264
                                                                        -------------
              COMMERCIAL SERVICES - 7.5%
       22,430 Bearingpoint, Inc.*                                             154,767
       11,800 Equifax, Inc.                                                   273,052
       19,180 Monsanto Co.                                                    369,215
                                                                        -------------
                                                                              797,034
                                                                        -------------
              COMPUTER PROGRAMMING SERVICES - 3.6%
       36,380 Macromedia, Inc.*                                               387,447
                                                                        -------------
              DATA PROCESSING AND PREPARATION - 2.9%
       19,330 IMS Health, Inc.                                                309,280
                                                                        -------------
              ELECTRIC UTILITIES - 5.9%
        7,620 Entergy Corp.                                                   347,396
        7,940 PPL Corp.                                                       275,359
                                                                        -------------
                                                                              622,755
                                                                        -------------
              ELECTRONICS - 6.4%
       21,150 American Power Conversion*                                      320,422
       12,150 Dionex Corp.*                                                   360,490
                                                                        -------------
                                                                              680,912
                                                                        -------------
              ENTERTAINMENT & LEISURE - 2.0%
        6,020 Eastman Kodak Co.                                               210,941
                                                                        -------------
              FINANCIAL SERVICES - 2.6%
        8,450 Edwards (A.G.), Inc.                                            278,512
                                                                        -------------
              FOREST PRODUCTS & PAPER - 2.5%
        5,930 Temple-Inland, Inc.                                             265,723
                                                                        -------------
              INSURANCE - 19.2%
       12,040 ACE Ltd.                                                        353,254
        9,670 Aetna, Inc.                                               $     397,630
       15,270 AON Corp.                                                       288,450
        4,090 Chubb Corp.                                                     213,498
       18,490 Ohio Casualty Corp.*                                            239,446
        7,140 Platinum Underwriters Holdings Ltd.*                            188,139
       10,270 Safeco Corp.                                                    356,061
                                                                        -------------
                                                                            2,036,478
                                                                        -------------
              LODGING - 2.2%
        7,610 Mandalay Resort Group*                                          232,942
                                                                        -------------
              MEDIA - BROADCASTING & PUBLISHING - 2.7%
        6,540 Dow Jones & Co., Inc.                                           282,724
                                                                        -------------
              MEDICAL SUPPLIES - 2.7%
        7,890 Bausch & Lomb, Inc.                                             284,040
                                                                        -------------
              METALS - 3.3%
       10,070 Hubbell, Inc. - Class B                                         353,860
                                                                        -------------
              OIL & GAS - 10.7%
        7,830 Burlington Resources, Inc.                                      333,950
       10,650 Newfield Exploration Co.*                                       383,933
       11,210 Valero Energy Corp.                                             414,097
                                                                        -------------
                                                                            1,131,980
                                                                        -------------
              PHARMACEUTICALS - 2.1%
        6,310 Mylan Laboratories                                              220,219
                                                                        -------------
              RETAILERS - 4.7%
        7,810 Federated Department Stores*                                    224,616
        8,750 Zale Corp.*                                                     279,125
                                                                        -------------
                                                                              503,741
                                                                        -------------
              TOTAL INVESTMENTS - 96.2%
                (Cost $9,958,682)                                          10,222,239
              Other Assets and Liabilities (net) - 3.8%                       407,421
                                                                        -------------
              TOTAL NET ASSETS - 100.0%                                 $  10,629,660
                                                                        =============

              NOTES TO THE PORTFOLIO OF INVESTMENTS:
              * Non-income producing security.

The accompanying notes are an integral part of these financial statements.

GROWTH EQUITY FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                            VALUE
   SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS - 100.2%
              ADVERTISING - 0.3%
        2,200 TMP Worldwide, Inc.*                                      $      24,882
                                                                        -------------
              AEROSPACE & DEFENSE - 0.4%
          400 Lockheed Martin Corp.                                            23,100
                                                                        -------------
          400 Raytheon Co.                                                     12,300
                                                                        -------------
                                                                               35,400
              BANKING - 8.3%
        1,800 Bank of America Corp.                                           125,226
          800 Bank of New York Co., Inc.                                       19,168
        3,300 Fannie Mae                                                      212,289
        5,650 MBNA Corp.                                                      107,463
          200 SLM Corp.                                                        20,772
        2,300 State Street Corp.                                               89,700
          600 Washington Mutual, Inc.                                          20,718
        2,000 Wells Fargo Co.                                                  93,740
                                                                        -------------
                                                                              689,076
                                                                        -------------
              BEVERAGES, FOOD & TOBACCO - 6.6%
        3,000 Coca-Cola Co.                                                   131,460
        5,360 Pepsico, Inc.                                                   226,299
        1,700 Philip Morris Cos., Inc.                                         68,901
        2,200 Wrigley (Wm.) Jr. Co.                                           120,736
                                                                        -------------
                                                                              547,396
                                                                        -------------
              BUILDING MATERIALS - 0.7%
          900 Home Depot, Inc.                                                 21,564
          900 Lowe's Cos.                                                      33,750
                                                                        -------------
                                                                               55,314
                                                                        -------------
              CHEMICALS - 1.0%
        2,000 Du Pont (E.I.) de Nemours                                        84,800
                                                                        -------------
              COMMERCIAL SERVICES - 1.7%
        8,800 Cendant Corp.*                                                   92,224
        1,100 Valassis Communications, Inc.*                                   32,373
          600 Waste Management, Inc.                                           13,752
                                                                        -------------
                                                                              138,349
                                                                        -------------
              COMMUNICATIONS - 3.0%
        5,900 Crown Castle International Corp.*                                22,125
        2,900 Echostar Communications Corp. -
                Class A*                                                       64,554
        4,340 Qualcomm, Inc.*                                                 157,933
                                                                        -------------
                                                                              244,612
                                                                        -------------
              COMPUTERS & INFORMATION - 5.4%
       11,700 Cisco Systems, Inc.*                                      $     153,270
        5,500 Dell Computer Corp.*                                            147,070
        6,800 EMC Corp.*                                                       41,752
        1,300 International Business Machines
                Corp.                                                         100,750
                                                                        -------------
                                                                              442,842
                                                                        -------------
              COSMETICS & PERSONAL CARE - 4.4%
        1,300 Avon Products                                                    70,031
        2,200 Colgate-Palmolive Co.                                           115,346
        1,700 Gillette Co.                                                     51,612
        1,500 Procter & Gamble Co.                                            128,910
                                                                        -------------
                                                                              365,899
                                                                        -------------
              DATA PROCESSING AND PREPARATION - 2.0%
        1,100 Automatic Data Processing                                        43,175
        3,500 First Data Corp.                                                123,935
                                                                        -------------
                                                                              167,110
                                                                        -------------
              ELECTRONICS - 3.8%
        2,800 Energizer Holdings, Inc.*                                        78,120
        9,300 Intel Corp.                                                     144,801
        4,100 Texas Instruments, Inc.                                          61,541
        1,400 Xilinx, Inc.*                                                    28,840
                                                                        -------------
                                                                              313,302
                                                                        -------------
              ENTERTAINMENT & LEISURE - 2.8%
        3,300 Harrah's Entertainment, Inc.*                                   130,680
        8,300 Liberty Media Corp. - Class A*                                   74,202
        2,000 Metro-Goldwyn-Mayer, Inc.*                                       26,000
                                                                        -------------
                                                                              230,882
                                                                        -------------
              FINANCIAL SERVICES - 6.7%
        5,700 Citigroup, Inc.                                                 200,583
        3,700 Freddie Mac                                                     218,485
          900 Merrill Lynch & Co.                                              34,155
          700 Morgan Stanley                                                   27,944
        6,950 Schwab (Charles) Corp.                                           75,407
                                                                        -------------
                                                                              556,574
                                                                        -------------
              FOREST PRODUCTS & PAPER - 1.1%
        1,500 International Paper Co.                                          52,455
          800 Weyerhaeuser Co.                                                 39,368
                                                                        -------------
                                                                               91,823
                                                                        -------------
              HEAVY MACHINERY - 0.4%
          500 United Technologies Corp.                                        30,970
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
   SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.9%
        9,800 General Electric Co.                                      $     238,630
                                                                        -------------
              INFORMATION RETRIEVAL SERVICES - 1.4%
        9,050 AOL Time Warner, Inc.                                           118,555
                                                                        -------------
              INSURANCE - 3.7%
        2,900 AMBAC Financial Group, Inc.                                     163,096
        2,500 American International Group.                                   144,625
                                                                        -------------
                                                                              307,721
                                                                        -------------
              LODGING - 1.8%
        2,700 Marriott International, Inc. - Class A                           88,749
        2,700 Starwood Hotels & Resorts World                                  64,098
                                                                        -------------
                                                                              152,847
                                                                        -------------
              MANUFACTURING - 1.2%
          800 3M Co.                                                           98,640
                                                                        -------------
              MEDIA - BROADCASTING & PUBLISHING - 7.0%
        2,562 Cablevision Systems Corp. - Class A*                             42,888
        1,876 Clear Channel Communications*                                    69,956
          800 Cox Communications, Inc. - Class A*                              22,720
          600 Gannett Co., Inc.                                                43,080
          200 Mcgraw-Hill Cos., Inc..                                          12,088
        1,400 New York Times Co. - Class A.                                    64,022
        3,300 Univision Communications, Inc. - Class A*                        80,850
        6,036 Viacom, Inc. - Class B*                                         246,027
                                                                        -------------
                                                                              581,631
                                                                        -------------
              OIL & GAS - 5.7%
          500 Anadarko Petroleum Corp.                                         23,950
          400 Apache Corp.                                                     22,796
        1,485 ChevronTexaco Corp.                                              98,723
        8,520 Exxon Mobil Corp.                                               297,689
          600 Schlumberger Ltd.                                                25,254
                                                                        -------------
                                                                              468,412
                                                                        -------------
              PHARMACEUTICALS - 12.8%
        1,300 Amgen, Inc.*                                              $      62,842
        3,900 Bristol-Myers Squibb Co.                                         90,285
        4,000 Johnson & Johnson                                               214,840
        2,400 Lilly (Eli) & Co.                                               152,400
        1,500 Merck & Co., Inc.                                                84,915
        9,825 Pfizer, Inc.                                                    300,350
        1,200 Schering-Plough Corp.                                            26,640
        3,400 Wyeth                                                           127,160
                                                                        -------------
                                                                            1,059,432
                                                                        -------------
              PREPACKAGED SOFTWARE - 7.2%
        2,200 Intuit, Inc.*                                                   103,224
        8,800 Microsoft Corp.*                                                454,960
        3,200 Oracle Corp.*                                                    34,560
                                                                        -------------
                                                                              592,744
                                                                        -------------
              RETAILERS - 5.4%
        1,700 Family Dollar Stores                                             53,057
        2,300 Walgreen Co.                                                     67,137
        6,400 Wal-Mart Stores, Inc.                                           323,264
                                                                        -------------
                                                                              443,458
                                                                        -------------
              TELEPHONE SYSTEMS - 2.0%
        3,200 SBC Communications, Inc.                                         86,752
        1,964 Verizon Communications                                           76,105
                                                                        -------------
                                                                              162,857
                                                                        -------------
              TRANSPORTATION - 0.5%
        2,300 Sabre Holdings Corp.*                                            41,653
                                                                        -------------
              TOTAL INVESTMENTS - 100.2%
                (Cost $10,427,819)                                          8,285,811
              Other Assets and Liabilities (net) - (0.2%)                     (15,682)
                                                                        -------------
              TOTAL NET ASSETS - 100.0%                                 $   8,270,129
                                                                        =============

              NOTES TO THE PORTFOLIO OF INVESTMENTS:
              * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BLUE CHIP FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS - 93.8%
              ADVERTISING - 0.5%
          350 Omnicom Group                                             $      22,610
                                                                        -------------
              AEROSPACE & DEFENSE - 1.0%
          750 Lockheed Martin Corp.                                            43,312
                                                                        -------------
              APPAREL RETAILERS - 1.7%
        1,450 Gap, Inc.                                                        22,504
          800 Kohl's Corp.*                                                    44,760
          700 Limited, Inc.                                                     9,751
                                                                        -------------
                                                                               77,015
                                                                        -------------
              AUTOMOTIVE - 0.4%
          350 Harley-Davidson, Inc.                                            16,170
                                                                        -------------
              BANKING - 8.6%
        1,400 American Express Co.                                             49,490
        1,350 Bank of America Corp.                                            93,919
        1,100 Fannie Mae                                                       70,763
        1,000 Fifth Third Bancorp                                              58,550
          350 SLM Corp.                                                        36,351
        1,750 Wells Fargo Co.                                                  82,022
                                                                        -------------
                                                                              391,095
                                                                        -------------
              BEVERAGES, FOOD & TOBACCO - 3.7%
          700 Anheuser-Busch Cos., Inc.                                        33,880
          950 Coca-Cola Co.                                                    41,629
          750 Pepsico, Inc.                                                    31,665
        2,000 Sysco Corp.                                                      59,580
                                                                        -------------
                                                                              166,754
                                                                        -------------
              BUILDING MATERIALS - 1.6%
        2,950 Home Depot, Inc.                                                 70,682
                                                                        -------------
              CHEMICALS - 0.9%
          700 Air Products & Chemicals, Inc.                                   29,925
          280 Du Pont (E.I.) de Nemours                                        11,872
                                                                        -------------
                                                                               41,797
                                                                        -------------
              COMMUNICATIONS - 0.4%
        1,300 Nokia Oyj - ADR                                                  20,150
                                                                        -------------
              COMPUTERS & INFORMATION - 5.4%
        7,200 Cisco Systems, Inc.*                                             94,320
        2,900 Dell Computer Corp.*                                             77,546
        1,350 Hewlett-Packard Co.                                              23,436
          650 International Business Machines Corp.                            50,375
                                                                        -------------
                                                                              245,677
                                                                        -------------
              COSMETICS & PERSONAL CARE - 2.8%
        1,100 Colgate-Palmolive Co.                                     $      57,673
          800 Procter & Gamble Co.                                             68,752
                                                                        -------------
                                                                              126,425
                                                                        -------------
              DATA PROCESSING AND PREPARATION - 2.3%
        1,750 First Data Corp.                                                 61,967
        1,200 Fiserv, Inc.*                                                    40,740
                                                                        -------------
                                                                              102,707
                                                                        -------------
              ELECTRIC UTILITIES - 1.5%
        1,150 Duke Energy Corp.                                                22,471
          370 FPL Group, Inc.                                                  22,248
          800 Southern Co.                                                     22,712
                                                                        -------------
                                                                               67,431
                                                                        -------------
              ELECTRONICS - 3.3%
        1,250 Analog Devices, Inc.*                                            29,837
        2,550 Intel Corp.                                                      39,703
          800 Linear Technology Corp.                                          20,576
          250 Maxim Integrated Products                                         8,260
        1,300 Micron Technology, Inc.*                                         12,662
        1,350 Texas Instruments, Inc.                                          20,263
          850 Xilinx, Inc.*                                                    17,510
                                                                        -------------
                                                                              148,811
                                                                        -------------
              FINANCIAL SERVICES - 8.3%
        3,850 Citigroup, Inc.                                                 135,482
        1,050 Freddie Mac                                                      62,003
          600 Goldman Sachs Group, Inc.                                        40,860
        1,450 JP Morgan Chase & Co.                                            34,800
        1,200 Merrill Lynch & Co.                                              45,540
        1,400 Morgan Stanley                                                   55,888
                                                                        -------------
                                                                              374,573
                                                                        -------------
              HEALTH CARE PROVIDERS - 2.5%
        1,400 HCA - The Healthcare Co.                                         58,100
          680 UnitedHealth Group, Inc.                                         56,780
                                                                        -------------
                                                                              114,880
                                                                        -------------
              HEAVY MACHINERY - 2.5%
        4,200 Applied Materials, Inc.*                                         54,726
          950 United Technologies Corp.                                        58,843
                                                                        -------------
                                                                              113,569
                                                                        -------------
              HOME CONSTRUCTION, FURNISHINGS &
                APPLIANCES - 3.0%
        5,500 General Electric Co.                                            133,925
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              INSURANCE - 2.5%
        1,450 American International Group                              $      83,883
          950 Prudential Financial, Inc.                                       30,153
                                                                        -------------
                                                                              114,036
                                                                        -------------
              MEDIA - BROADCASTING & PUBLISHING - 2.7%
        1,200 Clear Channel Communications*                                    44,748
        1,950 Viacom, Inc. - Class B*.                                         79,482
                                                                        -------------
                                                                              124,230
                                                                        -------------
              MEDICAL SUPPLIES - 5.6%
          700 Allergan, Inc.                                                   40,334
        1,050 Boston Scientific Corp.*                                         44,646
          700 KLA - Tencor Corp.*                                              24,759
        1,700 Medtronics, Inc.                                                 77,520
        1,600 Microchip Technology, Inc.                                       39,120
          750 St. Jude Medical, Inc.*                                          29,790
                                                                        -------------
                                                                              256,169
                                                                        -------------
              METALS - 1.1%
        1,100 Alcoa, Inc.                                                      25,058
        1,250 Masco Corp.                                                      26,313
                                                                        -------------
                                                                               51,371
                                                                        -------------
              OIL & GAS - 5.5%
        1,000 Ensco International, Inc.                                        29,450
        4,200 Exxon Mobil Corp.                                               146,748
          800 Nabors Industries Ltd.*                                          28,216
          700 Schlumberger Ltd.                                                29,463
          700 Transocean Sedco Forex, Inc.                                     16,240
                                                                        -------------
                                                                              250,117
                                                                        -------------
              PHARMACEUTICALS - 12.5%
        1,200 Amgen, Inc.*                                                     58,008
          900 Cardinal Health, Inc.                                            53,271
          400 Forest Laboratories - Class A*                                   39,288
        2,550 Johnson & Johnson                                               136,961
        4,950 Pfizer, Inc.                                                    151,322
          850 Pharmacia Corp.                                                  35,530
        1,350 Wyeth                                                            50,490
          950 Zimmer Holdings, Inc.*                                           39,444
                                                                        -------------
                                                                              564,314
                                                                        -------------
              PREPACKAGED SOFTWARE - 4.6%
        3,200 Microsoft Corp.*                                                165,440
        2,900 Oracle Corp.*                                             $      31,320
          900 Veritas Software Corp.*                                          14,058
                                                                        -------------
                                                                              210,818
                                                                        -------------
              RADIO TELEPHONE COMMUNICATIONS - 0.7%
        1,650 Vodafone Group Plc - ADR                                         29,898
                                                                        -------------
              RETAILERS - 5.0%
        1,000 Bed Bath & Beyond, Inc.*                                         34,530
          450 Costco Wholesale Corp.*                                          12,627
        1,450 Target Corp.                                                     43,500
        2,700 Wal-Mart Stores, Inc.                                           136,377
                                                                        -------------
                                                                              227,034
                                                                        -------------
              TELEPHONE SYSTEMS - 1.9%
          800 AT&T Corp.                                                       20,888
          600 Bellsouth Corp.                                                  15,522
        1,850 SBC Communications, Inc.                                         50,154
                                                                        -------------
                                                                               86,564
                                                                        -------------
              TRANSPORTATION - 1.3%
          600 Canadian National Railway Co.                                    24,936
        1,400 Carnival Corp.                                                   34,930
                                                                        -------------
                                                                               59,866
                                                                        -------------
              TOTAL COMMON STOCKS
                (Cost $4,892,572)                                       $   4,252,000
                                                                        -------------

     PAR
    VALUE
-------------
              SHORT TERM INSTRUMENTS - 1.1%
              U.S. GOVERNMENT - 1.1%
       50,000 US Treasury Bill, 1.18%, due
                03/20/03(a)
                (Cost $49,851)                                          $      49,851
                                                                        -------------
              TOTAL INVESTMENTS - 94.9%
                (Cost $4,942,423)                                           4,301,851
              Other Assets and Liabilities
                (net) - 5.1%                                                  229,470
                                                                        -------------
              TOTAL NET ASSETS - 100.0%                                 $   4,531,321
                                                                        =============

              NOTES TO THE PORTFOLIO OF INVESTMENTS:
              ADR - American Depository Receipt
              * Non-income producing security.
              (a) Asset segregated to cover collateral margin requirements on open financial futures contracts (Note 5).

   The accompanying notes are an integral part of these financial statements.

DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS - 99.9%
              AEROSPACE & DEFENSE - 1.3%
        1,500 Boeing Co.                                                $      49,485
          900 Honeywell International, Inc.                                    21,600
          800 Lockheed Martin Corp.                                            46,200
          300 Northrop Grumman Corp.                                           29,100
                                                                        -------------
                                                                              146,385
                                                                        -------------
              AIRLINES - 0.2%
          300 FedEx Corp.                                                      16,266
                                                                        -------------
              APPAREL RETAILERS - 1.0%
        1,200 Abercrombie & Fitch Co. - Class A*                               24,552
        1,400 Gap, Inc.                                                        21,728
        1,200 Kohl's Corp.*                                                    67,140
                                                                        -------------
                                                                              113,420
                                                                        -------------
              AUTOMOTIVE - 1.5%
          500 Delphi Automotive Systems                                         4,025
        2,900 Ford Motor Co.                                                   26,970
        1,200 General Motors Corp.                                             44,232
          500 Harley-Davidson, Inc.                                            23,100
          600 Lear Corp.*                                                      19,968
          300 PACCAR, Inc.                                                     13,839
          600 Rockwell International Corp.                                     12,426
          400 SPX Corp.*                                                       14,980
                                                                        -------------
                                                                              159,540
                                                                        -------------
              BANKING - 7.8%
        1,200 American Express Co.                                             42,420
          300 Amsouth Bancorporation                                            5,760
          300 Bank of America Corp.                                            20,871
        3,100 Bank One Corp.                                                  113,305
        1,500 CIT Group, Inc.                                                  29,400
          200 Compass Bancshares, Inc.                                          6,254
        1,400 Fannie Mae                                                       90,062
          100 FirstMerit Corp.                                                  2,166
        3,700 Fleet Boston Financial Corp.                                     89,910
          100 Golden West Financial Corp.                                       7,181
          600 Greenpoint Financial Corp.                                       27,108
          500 Hibernia Corp. - Class A                                          9,630
          800 Marshall & Ilsley Corp.                                          21,904
          600 MBNA Corp.                                                       11,412
        1,200 Mellon Financial Corp.                                           31,332
          100 North Fork Bancorporation                                         3,374
        1,100 PNC Bank Corp.                                                   46,090
          200 SouthTrust Corp.                                                  4,970
        1,100 Suntrust Banks, Inc.                                             62,612
          200 TCF Financial Corp.                                               8,738
        6,400 U.S. Bancorp                                              $     135,808
        2,200 Washington Mutual, Inc.                                          75,966
                                                                        -------------
                                                                              846,273
                                                                        -------------
              BEVERAGES, FOOD & TOBACCO - 5.2%
          700 Archer-Daniels-Midland Co.                                        8,680
        4,900 Coca-Cola Co.                                                   214,718
          446 Del Monte Foods Co.*                                              3,435
        1,000 Heinz (H.J.) Co.                                                 32,870
          700 Kellogg Co.                                                      23,989
        1,200 Kraft Foods, Inc. - Class A                                      46,716
        1,200 Pepsico, Inc.                                                    50,664
        3,900 Philip Morris Cos., Inc.                                        158,067
          900 Sysco Corp.                                                      26,811
                                                                        -------------
                                                                              565,950
                                                                        -------------
              BUILDING MATERIALS - 1.4%
        4,500 Home Depot, Inc.                                                107,820
        1,200 Lowe's Cos.                                                      45,000
                                                                        -------------
                                                                              152,820
                                                                        -------------
              CHEMICALS - 1.3%
          800 Air Products & Chemicals, Inc.                                   34,200
          500 Dow Chemical Co.                                                 14,850
          600 Eastman Chemical Co.                                             22,062
          200 Lyondell Chemical Co.                                             2,528
        1,000 PPG Industries, Inc.                                             50,150
          400 Praxair, Inc.                                                    23,108
                                                                        -------------
                                                                              146,898
                                                                        -------------
              COMMERCIAL SERVICES - 1.4%
          400 Bearingpoint, Inc.*                                               2,760
        2,300 Cendant Corp.*                                                   24,104
          200 Cintas Corp.                                                      9,150
          700 eBay, Inc.*                                                      47,474
          300 Halliburton Co.                                                   5,613
        1,200 Monsanto Co.                                                     23,100
          200 Paychex, Inc.                                                     5,580
        1,700 Waste Management, Inc.                                           38,964
                                                                        -------------
                                                                              156,745
                                                                        -------------
              COMMUNICATIONS - 0.6%
        5,700 Lucent Technologies, Inc.*                                        7,182
        5,300 Motorola, Inc.                                                   45,845
          100 Network Appliance, Inc.*                                          1,000
          400 Qualcomm, Inc.*                                                  14,556
                                                                        -------------
                                                                               68,583
                                                                        -------------
              COMPUTER INTEGRATED SYSTEMS DESIGN - 0.1%
          400 Computer Sciences Corp.*                                         13,780
                                                                        -------------

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              COMPUTERS & INFORMATION - 5.1%
       11,200 Cisco Systems, Inc.*                                      $     146,720
        3,700 Dell Computer Corp.*                                             98,938
        6,300 Hewlett-Packard Co.                                             109,368
        2,400 International Business Machines Corp.                           186,000
          100 Lexmark International, Inc.*                                      6,050
          300 Pitney Bowes, Inc.                                                9,798
          900 Seagate Technology, Inc.*(a)                                          0
                                                                        -------------
                                                                              556,874
                                                                        -------------
              COSMETICS & PERSONAL CARE - 3.2%
          300 Colgate-Palmolive Co.                                            15,729
        2,900 Gillette Co.                                                     88,044
        2,800 Procter & Gamble Co.                                            240,632
                                                                        -------------
                                                                              344,405
                                                                        -------------
              DATA PROCESSING AND PREPARATION - 1.2%
        1,900 Automatic Data Processing                                        74,575
          700 First Data Corp.                                                 24,787
        1,300 NCR Corp.*                                                       30,862
                                                                        -------------
                                                                              130,224
                                                                        -------------
              ELECTRIC UTILITIES - 2.9%
          100 Ameren Corp.                                                      4,157
          600 American Electric Power                                          16,398
        1,600 Centerpoint Energy, Inc.                                         13,600
          400 Consolidated Edison, Inc.                                        17,128
          800 Constellation Energy Group, Inc.                                 22,256
          400 Dominion Resources, Inc.                                         21,960
          800 DTE Energy Co.                                                   37,120
        1,800 Edison International*                                            21,330
          900 Pepco Holdings, Inc.                                             17,451
        2,400 PG&E Corp.*                                                      33,360
          700 Pinnacle West Capital Corp.                                      23,863
          100 PPL Corp.                                                         3,468
          700 Progress Energy, Inc.                                            30,345
          600 Public Service Enterprise Group, Inc.                            19,260
        2,800 XCEL Energy, Inc.                                                30,800
                                                                        -------------
                                                                              312,496
                                                                        -------------
              ELECTRICAL EQUIPMENT - 0.0%
          100 Cooper Industries Ltd. - Class A                                  3,645
                                                                        -------------
              ELECTRONICS - 2.8%
        1,300 Agere Systems, Inc.*                                              1,872
        3,300 Altera Corp.*                                                    40,689
          500 Analog Devices, Inc.*                                            11,935
        9,300 Intel Corp.                                                     144,801
        1,100 Intersil Holding Corp.*                                   $      15,334
          800 Linear Technology Corp.                                          20,576
          600 Maxim Integrated Products                                        19,824
          800 Micron Technology, Inc.*                                          7,792
          100 QLogic Corp.*                                                     3,451
          700 Texas Instruments, Inc.                                          10,507
        1,300 Xilinx, Inc.*                                                    26,780
                                                                        -------------
                                                                              303,561
                                                                        -------------
              ENTERTAINMENT & LEISURE - 0.9%
        2,100 Disney (Walt) Co.                                                34,251
          400 Eastman Kodak Co.                                                14,016
          500 Harrah's Entertainment, Inc.*                                    19,800
          900 Hasbro, Inc.                                                     10,395
        1,200 Liberty Media Corp. - Class A*                                   10,728
          600 Mattel, Inc.                                                     11,490
          200 Park Place Entertainment Corp.*                                   1,680
                                                                        -------------
                                                                              102,360
                                                                        -------------
              FINANCIAL SERVICES - 7.7%
          100 Apartment Investment & Management Co. - Class A REIT              3,748
          200 Archstone-Smith Trust REIT                                        4,708
          200 Arden Realty Group, Inc. REIT                                     4,430
        2,100 Capital One Financial Corp.                                      62,412
        9,400 Citigroup, Inc.                                                 330,786
        1,900 Countrywide Credit Industries, Inc.                              98,135
        2,800 E*trade Group, Inc.*                                             13,608
        1,800 Freddie Mac                                                     106,290
          200 General Growth Properties, Inc. REIT                             10,400
          400 Goldman Sachs Group, Inc.                                        27,240
          100 Highwoods Properties, Inc. REIT                                   2,210
          800 Household International, Inc.                                    22,248
          100 LaBranche & Co., Inc.*                                            2,664
          100 Legg Mason, Inc.                                                  4,854
          300 Merrill Lynch & Co.                                              11,385
        1,300 Morgan Stanley                                                   51,896
          100 Prologis Trust REIT                                               2,515
          300 Rouse Co. REIT                                                    9,510
        6,100 Schwab (Charles) Corp.                                           66,185
                                                                        -------------
                                                                              835,224
                                                                        -------------
              FOREST PRODUCTS & PAPER - 0.6%
          100 Bowater, Inc.                                                     4,195
          100 Georgia-Pacific Group                                             1,616
          500 Kimberly-Clark Corp.                                             23,735
          200 Smurfit-Stone Container Corp.*                                    3,078

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              FOREST PRODUCTS & PAPER (CONTINUED)
          600 Temple-Inland, Inc.                                       $      26,886
          200 Weyerhaeuser Co.                                                  9,842
                                                                        -------------
                                                                               69,352
                                                                        -------------
              HEALTH CARE PROVIDERS - 0.7%
        1,300 HCA - The Healthcare Co.                                         53,950
        1,100 Human Genome Sciences, Inc.*                                      9,691
          700 Tenet Healthcare Corp.*                                          11,480
                                                                        -------------
                                                                               75,121
                                                                        -------------
              HEAVY MACHINERY - 2.2%
        1,900 Applied Materials, Inc.*                                         24,757
        1,000 Baker Hughes, Inc.                                               32,190
          200 Black & Decker Corp.                                              8,578
          100 Caterpillar, Inc.                                                 4,572
          700 Cooper Cameron Corp.*                                            34,874
          800 Ingersoll-Rand Co. - Class A                                     34,448
        1,600 United Technologies Corp.                                        99,104
                                                                        -------------
                                                                              238,523
                                                                        -------------
              HOME CONSTRUCTION, FURNISHINGS &
                APPLIANCES - 3.1%
       13,400 General Electric Co.                                            326,290
          200 Johnson Controls, Inc.                                           16,034
                                                                        -------------
                                                                              342,324
                                                                        -------------
              HOUSEHOLD PRODUCTS - 0.1%
          200 Fortune Brands, Inc.                                              9,302
          100 Rohm & Haas Co.                                                   3,248
                                                                        -------------
                                                                               12,550
                                                                        -------------
              INDUSTRIAL - DIVERSIFIED - 1.1%
          100 Danaher Corp.                                                     6,570
        6,500 Tyco International Ltd.                                         111,020
                                                                        -------------
                                                                              117,590
                                                                        -------------
              INFORMATION RETRIEVAL SERVICES - 0.6%
        5,200 AOL Time Warner, Inc.                                            68,120
                                                                        -------------
              INSURANCE - 5.7%
        1,300 Aetna, Inc.                                                      53,456
          800 AMBAC Financial Group, Inc.                                      44,992
        2,700 American International Group                                    156,195
        1,200 AON Corp.                                                        22,668
          700 Cigna Corp.                                                      28,784
          200 Jefferson-Pilot Corp.                                             7,622
          200 John Hancock Financial Services                                   5,580
          900 MBIA, Inc.                                                       39,474
        1,900 Metlife, Inc.                                                    51,376
          200 Protective Life Corp.                                             5,504
          400 St. Paul Cos.                                             $      13,620
          900 Torchmark Corp.                                                  32,877
        6,300 Travelers Property Casualty Corp. - Class A*                     92,295
          800 Travelers Property Casualty Corp. - Class B*                     11,720
        1,400 UnumProvident Corp.                                              24,556
          400 Wellpoint Health Networks*                                       28,464
                                                                        -------------
                                                                              619,183
                                                                        -------------
              LODGING - 0.0%
          100 Marriott International, Inc. - Class A                            3,287
                                                                        -------------
              MANUFACTURING - 0.6%
          500 3M Co.                                                           61,650
                                                                        -------------
              MEDIA - BROADCASTING & PUBLISHING - 3.2%
          200 Clear Channel Communications*                                     7,458
        1,600 Comcast Corp. - Class A*                                         37,712
        1,600 Comcast Corp. - Special Class A*                                 36,144
          100 Cox Communications, Inc. - Class A*                               2,840
          200 Fox Entertainment Group, Inc. - Class A*                          5,186
          600 Gannett Co., Inc.                                                43,080
          200 Mcgraw-Hill Cos., Inc.                                           12,088
        1,300 Tribune Co.                                                      59,098
        3,600 Viacom, Inc. - Class B*                                         146,736
                                                                        -------------
                                                                              350,342
                                                                        -------------
              MEDICAL SUPPLIES - 2.1%
          200 Agilent Technologies, Inc.*                                       3,592
          200 Bard (C.R.), Inc.                                                11,600
        1,000 Baxter International, Inc.                                       28,000
        1,200 Becton Dickinson & Co.                                           36,828
          300 Biomet, Inc.                                                      8,598
          600 Boston Scientific Corp.*                                         25,512
          100 Eaton Corp.                                                       7,811
          200 Guidant Corp.*                                                    6,170
        1,200 Medtronics, Inc.                                                 54,720
          900 St. Jude Medical, Inc.*                                          35,748
          100 Stryker Corp.                                                     6,712
                                                                        -------------
                                                                              225,291
                                                                        -------------
              METALS - 1.0%
        3,100 Alcoa, Inc.                                                      70,618
        1,500 Masco Corp.                                                      31,575
          600 United States Steel Corp.                                         7,872
                                                                        -------------
                                                                              110,065
                                                                        -------------

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              OIL & GAS - 5.5%
        1,400 Anadarko Petroleum Corp.                                  $      67,060
        1,600 ChevronTexaco Corp.                                             106,368
        2,100 ConocoPhillips                                                  101,619
          400 Devon Energy Corp.                                               18,360
          100 Diamond Offshore Driling                                          2,185
        1,200 El Paso Corp.                                                     8,352
          400 Ensco International, Inc.                                        11,780
        6,800 Exxon Mobil Corp.                                               237,592
        1,300 Rowan Cos., Inc.                                                 29,510
          600 Transocean Sedco Forex, Inc.                                     13,920
          100 Valero Energy Corp.                                               3,694
                                                                        -------------
                                                                              600,440
                                                                        -------------
              PHARMACEUTICALS - 11.6%
        3,600 Abbott Laboratories                                             144,000
        2,300 Amgen, Inc.*                                                    111,182
        3,500 Bristol-Myers Squibb Co.                                         81,025
          600 Cardinal Health, Inc.                                            35,514
          500 Forest Laboratories - Class A*                                   49,110
        2,800 Johnson & Johnson                                               150,388
        1,200 Lilly (Eli) & Co.                                                76,200
          300 McKesson Corp.                                                    8,109
        1,400 Medimmune, Inc.*                                                 38,038
        1,700 Merck & Co., Inc.                                                96,237
        7,100 Pfizer, Inc.                                                    217,047
        3,800 Pharmacia Corp.                                                 158,840
        1,900 Schering-Plough Corp.                                            42,180
          300 Vertex Pharmaceuticals, Inc.*                                     4,755
          100 Watson Pharmaceuticals, Inc.*                                     2,827
        1,400 Wyeth                                                            52,360
                                                                        -------------
                                                                            1,267,812
                                                                        -------------
              PREPACKAGED SOFTWARE - 4.7%
          400 Electronic Arts, Inc.*                                           19,908
        8,500 Microsoft Corp.*                                                439,450
        5,300 Oracle Corp.*                                                    57,240
                                                                        -------------
                                                                              516,598
                                                                        -------------
              RESTAURANTS - 0.6%
          500 Wendy's International, Inc.                                      13,535
        2,000 Yum! Brands, Inc.*                                               48,440
                                                                        -------------
                                                                               61,975
                                                                        -------------
              RETAILERS - 4.3%
          800 Bed Bath & Beyond, Inc.*                                         27,624
        2,500 CVS Corp.                                                        62,425
        1,000 Federated Department Stores*                                     28,760
          100 Pier 1 Imports, Inc.                                      $       1,893
          100 Sears, Roebuck and Co.                                            2,395
        1,900 Target Corp.                                                     57,000
        1,800 TJX Cos., Inc.                                                   35,136
        4,700 Wal-Mart Stores, Inc.                                           237,397
          600 Walgreen Co.                                                     17,514
                                                                        -------------
                                                                              470,144
                                                                        -------------
              TELEPHONE SYSTEMS - 4.1%
        1,100 AT&T Corp.                                                       28,721
        7,900 AT&T Wireless Services, Inc.*                                    44,635
        2,300 Bellsouth Corp.                                                  59,501
        1,600 Qwest Communications International*                               8,000
        4,700 SBC Communications, Inc.                                        127,417
        1,200 Sprint Corp. (FON Group)                                         17,376
        3,600 Sprint Corp. (PCS Group)*                                        15,768
        3,800 Verizon Communications                                          147,250
                                                                        -------------
                                                                              448,668
                                                                        -------------
              TEXTILES, CLOTHING & FABRICS - 0.6%
        1,100 Jones Apparel Group, Inc.*                                       38,984
          500 NIKE, Inc. - Class B                                             22,235
                                                                        -------------
                                                                               61,219
                                                                        -------------
              TRANSPORTATION - 1.9%
          700 Burlington Northern Santa Fe Co.                                 18,207
        2,700 Carnival Corp.                                                   67,365
          300 CSX Corp.                                                         8,493
          400 Norfolk Southern Corp.                                            7,996
          300 Union Pacific Corp.                                              17,961
        1,300 United Parcel Service, Inc. - Class B                            82,004
                                                                        -------------
                                                                              202,026
                                                                        -------------

              TOTAL INVESTMENTS - 99.9%
                (Cost $12,774,310)                                         10,897,729
              Other Assets and Liabilities
                (net) - 0.1%                                                   13,388
                                                                        -------------
              TOTAL NET ASSETS - 100.0%                                 $  10,911,117
                                                                        =============

NOTES TO THE PORTFOLIO OF INVESTMENTS:
REIT - Real Estate Investment Trust
* Non-income producing security.
(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

VALUE EQUITY FUND
ADVISED BY: SALOMON BROTHERS ASSET MANAGEMENT INC
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS - 96.5%
              AEROSPACE & DEFENSE - 1.4%
        6,700 Honeywell International, Inc.                             $     160,800
                                                                        -------------
              APPAREL RETAILERS - 1.4%
       10,200 Gap, Inc.                                                       158,304
                                                                        -------------
              BANKING - 13.0%
        4,900 American Express Co.                                            173,215
        2,100 Bank of America Corp.                                           146,097
        7,200 Bank of New York Co., Inc.                                      172,512
          600 Comerica, Inc.                                                   25,944
        6,100 Fleet Boston Financial Corp.                                    148,230
        8,000 MBNA Corp.                                                      152,160
        8,600 U.S. Bancorp                                                    182,492
        4,500 Wachovia Corp.                                                  163,980
        4,500 Washington Mutual, Inc.                                         155,385
        3,200 Wells Fargo Co.                                                 149,984
                                                                        -------------
                                                                            1,469,999
                                                                        -------------
              BEVERAGES, FOOD & TOBACCO - 6.3%
        2,700 General Mills, Inc.                                             126,765
        5,500 Philip Morris Cos., Inc.                                        222,915
        3,700 RJ Reynolds Tobacco Holdings, Inc.                              155,807
        8,700 Safeway, Inc.*                                                  203,232
                                                                        -------------
                                                                              708,719
                                                                        -------------
              BUILDING MATERIALS - 1.4%
        6,600 Home Depot, Inc.                                                158,136
                                                                        -------------
              CHEMICALS - 1.0%
        3,900 Dow Chemical Co.                                                115,830
                                                                        -------------
              COMMUNICATIONS - 5.9%
       14,700 Comverse Technology, Inc.*                                      147,294
      157,700 Lucent Technologies, Inc.*                                      198,702
       13,700 Motorola, Inc.                                                  118,505
       13,200 Nokia Oyj - ADR                                                 204,600
                                                                        -------------
                                                                              669,101
                                                                        -------------
              COMPUTER INTEGRATED SYSTEMS DESIGN - 1.8%
       10,600 3Com Corp.*                                                      49,078
       50,200 Sun Microsystems, Inc.*                                         156,122
                                                                        -------------
                                                                              205,200
                                                                        -------------
              COMPUTERS & INFORMATION - 4.1%
       14,000 Hewlett-Packard Co.                                             243,040
        1,100 International Business Machines Corp.                     $      85,250
       38,000 Solectron Corp.*                                                134,900
                                                                        -------------
                                                                              463,190
                                                                        -------------
              ELECTRIC UTILITIES - 1.2%
        2,800 Progress Energy, Inc.                                           121,380
        1,100 XCEL Energy, Inc.                                                12,100
                                                                        -------------
                                                                              133,480
                                                                        -------------
              ELECTRONICS - 1.7%
        9,709 Agere Systems, Inc. - Class B*                                   13,593
        1,000 Intel Corp.                                                      15,570
        4,600 Micron Technology, Inc.*                                         44,804
        7,700 National Semiconductor Corp.*                                   115,577
                                                                        -------------
                                                                              189,544
                                                                        -------------
              ENTERTAINMENT & LEISURE - 3.6%
       20,913 Liberty Media Corp. - Class A*                                  186,962
        9,500 News Corp Ltd. - ADR                                            215,175
                                                                        -------------
                                                                              402,137
                                                                        -------------
              FINANCIAL SERVICES - 10.0%
        6,900 Equity Office Properties Trust                                  172,362
        2,200 Freddie Mac                                                     129,910
        2,100 Goldman Sachs Group, Inc.                                       143,010
        6,600 JP Morgan Chase & Co.                                           158,400
        4,700 Merrill Lynch & Co.                                             178,365
        4,500 Morgan Stanley                                                  179,640
        8,900 Waddell & Reed Financial, Inc. - Class A                        175,063
                                                                        -------------
                                                                            1,136,750
                                                                        -------------
              FOREST PRODUCTS & PAPER - 3.0%
        4,200 International Paper Co.                                         146,874
        4,000 Kimberly-Clark Corp.                                            189,880
                                                                        -------------
                                                                              336,754
                                                                        -------------
              HEALTH CARE PROVIDERS - 2.3%
        3,900 HCA - The Healthcare Co.                                        161,850
        5,700 Tenet Healthcare Corp.*                                          93,480
                                                                        -------------
                                                                              255,330
                                                                        -------------
              HEAVY MACHINERY - 1.4%
        2,600 United Technologies Corp.                                       161,044
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              HOUSEHOLD PRODUCTS - 1.0%
        2,500 Fortune Brands, Inc.                                      $     116,275
                                                                        -------------
              INSURANCE - 5.1%
        3,300 American International Group                                    190,905
        1,700 Hartford Financial Services Group                                77,231
        3,800 St. Paul Cos.                                                   129,390
        2,400 XL Capital Ltd. - Class A                                       185,400
                                                                        -------------
                                                                              582,926
                                                                        -------------
              LODGING - 1.2%
        4,100 MGM Mirage, Inc.*                                               135,177
                                                                        -------------
              MEDIA - BROADCASTING & PUBLISHING - 1.7%
        4,561 Comcast Corp - Class A*                                         107,503
        3,600 Comcast Corp - Special Class A*                                  81,324
                                                                        -------------
                                                                              188,827
                                                                        -------------
              METALS - 1.6%
        7,900 Alcoa, Inc.                                                     179,962
                                                                        -------------
              OIL & GAS - 9.6%
        3,200 BP Plc - ADR                                                    130,080
        3,700 Burlington Resources, Inc.                                      157,805
        2,100 ChevronTexaco Corp.                                             139,608
        3,000 ConocoPhillips                                                  145,170
        3,600 Marathon Oil Corp.                                               76,644
        3,500 Royal Dutch Petroleum Co.                                       154,070
        2,200 Total Fina SA - ADR                                             157,300
        5,700 Transocean Sedco Forex, Inc.                                    132,240
                                                                        -------------
                                                                            1,092,917
                                                                        -------------
              PHARMACEUTICALS - 6.1%
        5,100 Pfizer, Inc.                                                    155,907
        3,900 Pharmacia Corp.                                                 163,020
        9,300 Schering-Plough Corp.                                           206,460
        4,500 Wyeth                                                           168,300
                                                                        -------------
                                                                              693,687
                                                                        -------------
              RESTAURANTS - 1.5%
       10,400 McDonald's Corp.                                                167,232
                                                                        -------------
              RETAILERS - 3.6%
        3,900 Costco Wholesale Corp.*                                         109,434
        4,700 Federated Department Stores*                              $     135,172
        5,600 Target Corp.                                                    168,000
                                                                        -------------
                                                                              412,606
                                                                        -------------
              TELEPHONE SYSTEMS - 5.6%
        2,820 AT&T Corp.                                                       73,630
       31,200 AT&T Wireless Services, Inc.*                                   176,280
        4,800 SBC Communications, Inc.                                        130,128
        6,700 Verizon Communications                                          259,625
                                                                        -------------
                                                                              639,663
                                                                        -------------
              TOTAL COMMON STOCKS
                (Cost $12,636,419)                                      $  10,933,590
                                                                        -------------

     PAR
    VALUE
-------------
              DEBT OBLIGATIONS - 0.3%
              CORPORATE DEBT - 0.3%
      129,000 Charter Communications Inc.,
                5.75%, due 10/15/05
                (Cost $70,002)                                          $      28,380
                                                                        -------------

    SHARES
-------------
              PREFERRED STOCK - 0.6%
        1,800 Ford Motor Co. Capital Trust II,
                6.5%, due 01/30/32
                (Cost $88,166)                                          $      73,530
                                                                        -------------
              TOTAL INVESTMENTS - 97.4%
                (Cost $12,794,587)                                         11,035,500
              Other Assets and Liabilities
                (net) - 2.6%                                                  290,328
                                                                        -------------
              TOTAL NET ASSETS - 100.0%                                 $  11,325,828
                                                                        =============

              NOTES TO THE PORTFOLIO OF INVESTMENTS:
              ADR - American Depository Receipt
              * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BASIC VALUE FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS - 97.1%
              ADVERTISING - 5.1%
       11,900 Interpublic Group Cos., Inc.                              $     167,552
        3,550 Omnicom Group                                                   229,330
                                                                        -------------
                                                                              396,882
                                                                        -------------
              AEROSPACE & DEFENSE - 1.1%
        3,500 Honeywell International, Inc.                                    84,000
                                                                        -------------
              APPAREL RETAILERS - 3.1%
       15,550 Gap, Inc.                                                       241,336
                                                                        -------------
              BANKING - 6.3%
        2,500 Bank of America Corp.                                           173,925
        6,750 Bank of New York Co., Inc.                                      161,730
        4,350 Bank One Corp.                                                  158,992
                                                                        -------------
                                                                              494,647
                                                                        -------------
              BEVERAGES, FOOD & TOBACCO - 1.1%
        3,750 Safeway, Inc.*                                                   87,600
                                                                        -------------
              COMMERCIAL SERVICES - 7.8%
        8,000 Cendant Corp.*                                                   83,840
        5,400 H&R Block, Inc.                                                 217,080
        4,000 Robert Half International, Inc.*                                 64,440
       10,650 Waste Management, Inc.                                          244,098
                                                                        -------------
                                                                              609,458
                                                                        -------------
              COMMUNICATIONS - 2.1%
        4,450 Koninklijke (Royal) Philips Electronics NV - ADR                 78,676
        9,600 Motorola, Inc.                                                   83,040
                                                                        -------------
                                                                              161,716
                                                                        -------------
              DATA PROCESSING AND PREPARATION - 6.4%
       10,200 Ceridian Corp.*                                                 147,084
        5,600 First Data Corp.                                                198,296
        9,500 IMS Health, Inc.                                                152,000
                                                                        -------------
                                                                              497,380
                                                                        -------------
              ELECTRIC UTILITIES - 2.6%
        6,150 Duke Energy Corp.                                               120,171
        6,100 PG&E Corp.*                                                      84,790
                                                                        -------------
                                                                              204,961
                                                                        -------------
              ELECTRONICS - 1.8%
        4,900 Novellus Systems, Inc.*                                         137,592
                                                                        -------------
              ENTERTAINMENT & LEISURE - 3.3%
        8,500 Disney (Walt) Co.                                         $     138,635
        6,300 Mattel, Inc.                                                    120,645
                                                                        -------------
                                                                              259,280
                                                                        -------------
              FINANCIAL SERVICES - 13.7%
        5,900 Citigroup, Inc.                                                 207,621
        3,650 Freddie Mac                                                     215,532
        8,090 JP Morgan Chase & Co.                                           194,160
        4,950 Merrill Lynch & Co.                                             187,852
        4,200 Morgan Stanley                                                  167,664
        7,790 Stilwell Financial, Inc.                                        101,815
                                                                        -------------
                                                                            1,074,644
                                                                        -------------
              FOOD RETAILERS - 2.4%
       12,350 Kroger Co.*                                                     190,807
                                                                        -------------
              HEALTH CARE PROVIDERS - 1.5%
        1,400 UnitedHealth Group, Inc.                                        116,900
                                                                        -------------
              HEAVY MACHINERY - 5.3%
        2,400 American Standard Cos.*                                         170,736
        8,650 Applied Materials, Inc.*                                        112,710
        2,900 Parker Hannifin Corp.                                           133,777
                                                                        -------------
                                                                              417,223
                                                                        -------------
              INDUSTRIAL - DIVERSIFIED - 4.0%
       18,400 Tyco International Ltd.                                         314,272
                                                                        -------------
              INSURANCE - 6.0%
        6,350 ACE Ltd.                                                        186,309
        1,900 MGIC Investment Corp.                                            78,470
        3,050 Radian Group, Inc.                                              113,308
        5,450 UnumProvident Corp.                                              95,593
                                                                        -------------
                                                                              473,680
                                                                        -------------
              LODGING - 1.6%
        5,250 Starwood Hotels & Resorts World                                 124,635
                                                                        -------------
              MEDICAL SUPPLIES - 2.2%
        8,050 Waters Corp.*                                                   175,329
                                                                        -------------
              METALS - 2.0%
        7,350 Masco Corp.                                                     154,718
                                                                        -------------
              OIL & GAS - 9.4%
        7,850 Ensco International, Inc.                                       231,183
        4,100 Nabors Industries Ltd.*                                         144,607

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              OIL & GAS (CONTINUED)
        7,050 Transocean Sedco Forex, Inc.                              $     163,560
        4,900 Weatherford International Ltd.*                                 195,657
                                                                        -------------
                                                                              735,007
                                                                        -------------
              PHARMACEUTICALS - 3.7%
        4,650 McKesson Corp.                                                  125,690
        4,400 Wyeth                                                           164,560
                                                                        -------------
                                                                              290,250
                                                                        -------------
              PREPACKAGED SOFTWARE - 2.8%
       16,300 Computer Associates International, Inc.                         220,050
                                                                        -------------
              RETAILERS - 1.8%
        4,750 Target Corp.                                                    142,500
                                                                        -------------
              TOTAL INVESTMENTS - 97.1%
                (Cost $8,619,392)                                           7,604,867
              Other Assets and Liabilities
                (net) - 2.9%                                                  226,028
                                                                        -------------
              TOTAL NET ASSETS - 100.0%                                 $   7,830,895
                                                                        =============

              NOTES TO THE PORTFOLIO OF INVESTMENTS:
              ADR - American Depository Receipt
              * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BALANCED FUND
ADVISED BY: OPCAP ADVISORS
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS - 67.4%
              BANKING - 5.1%
        5,000 Bank of New York Co., Inc.                                $     119,800
       12,000 CIT Group, Inc.                                                 235,200
        1,800 Fannie Mae                                                      115,794
       10,000 Fleet Boston Financial Corp.                                    243,000
                                                                        -------------
                                                                              713,794
                                                                        -------------
              COMMUNICATIONS - 1.6%
        8,650 Echostar Communications Corp. - Class A*                        192,549
       15,000 JDS Uniphase Corp.*                                              37,050
                                                                        -------------
                                                                              229,599
                                                                        -------------
              COMPUTER SOFTWARE & PROCESSING - 2.3%
       18,000 Electronic Data Systems Corp.                                   331,740
                                                                        -------------
              COMPUTERS & INFORMATION - 6.4%
       21,300 Cisco Systems, Inc.*                                            279,030
      100,900 EMC Corp.*                                                      619,526
                                                                        -------------
                                                                              898,556
                                                                        -------------
              DATA PROCESSING AND PREPARATION - 1.0%
        9,100 IMS Health, Inc.                                                145,600
                                                                        -------------
              ELECTRIC UTILITIES - 3.6%
        5,950 Exelon Corp.                                                    313,981
        7,050 NiSource, Inc.                                                  141,000
        2,900 TXU Corp.                                                        54,172
                                                                        -------------
                                                                              509,153
                                                                        -------------
              ELECTRONICS - 6.7%
       38,700 Flextronics International Ltd.*                                 316,953
       58,300 General Motors Corp. - Class H*                                 623,810
                                                                        -------------
                                                                              940,763
                                                                        -------------
              FINANCIAL SERVICES - 16.0%
       13,600 Citigroup, Inc.                                                 478,584
        3,000 Countrywide Credit Industries, Inc.                             154,950
       12,100 Freddie Mac                                                     714,505
       21,200 Household International, Inc.                                   589,572
        6,200 JP Morgan Chase & Co.                                           148,800
        4,600 Merrill Lynch & Co.                                             174,570
                                                                        -------------
                                                                            2,260,981
                                                                        -------------
              HEALTH CARE PROVIDERS - 1.8%
       15,100 Tenet Healthcare Corp.*                                         247,640
                                                                        -------------
              HEAVY MACHINERY - 2.2%
       23,800 Applied Materials, Inc.*                                  $     310,114
                                                                        -------------
              HOME CONSTRUCTION, FURNISHINGS &
                APPLIANCES - 0.5%
        3,100 General Electric Co.                                             75,485
                                                                        -------------
              INDUSTRIAL - DIVERSIFIED - 1.8%
       14,900 Tyco International Ltd.                                         254,492
                                                                        -------------
              INSURANCE - 2.6%
       10,600 John Hancock Financial Services                                 295,740
        4,400 UnumProvident Corp.                                              77,176
                                                                        -------------
                                                                              372,916
                                                                        -------------
              MEDIA - BROADCASTING & PUBLISHING - 1.6%
        5,900 Clear Channel Communications*                                   220,011
                                                                        -------------
              METALS - 3.8%
       18,300 Alcan, Inc.                                                     540,216
                                                                        -------------
              OIL & GAS - 4.3%
        6,000 Anadarko Petroleum Corp.                                        287,400
        3,000 ConocoPhillips                                                  145,170
        7,500 Transocean Sedco Forex, Inc.                                    174,000
                                                                        -------------
                                                                              606,570
                                                                        -------------
              PHARMACEUTICALS - 3.4%
       13,300 Bristol-Myers Squibb Co.                                        307,895
        5,700 Pfizer, Inc.                                                    174,249
                                                                        -------------
                                                                              482,144
                                                                        -------------
              RETAILERS - 1.9%
       22,600 Dollar General Corp.                                            270,070
                                                                        -------------
              TRANSPORTATION - 0.8%
        4,400 Carnival Corp.                                                  109,780
                                                                        -------------
              TOTAL COMMON STOCKS
                (Cost $9,977,009)                                       $   9,519,624
                                                                        -------------
     PAR
    VALUE
-------------
              DEBT OBLIGATIONS - 29.9%
              CORPORATE DEBT - 17.1%
      160,000 AOL Time Warner, Inc., 7.625%, due 04/15/31                     165,026
      250,000 AOL Time Warner, Inc., 7.7%, due 05/01/32                       261,113
      275,000 Conseco Finance Trust III, 8.796%, due 04/01/27                   2,750

   The accompanying notes are an integral part of these financial statements.

     PAR                                                                    VALUE
    VALUE                                                                  (NOTE 1)
-------------                                                           -------------
              DEBT OBLIGATIONS (CONTINUED)
              CORPORATE DEBT (CONTINUED)
      125,000 Duke Energy Field Services LLC, 7.875%, due 08/16/10      $     132,518
      125,000 FirstEnergy Corp., 5.5%, due 11/15/06                           125,836
      100,000 Ford Motor Co., 7.45%, due 07/16/31                              87,221
      115,000 General Electric Capital Corp., 6%, due 06/15/12                124,388
      125,000 General Motors Acceptance Corp., 6.75%, due 01/15/06            129,541
      125,000 Household Finance Corp., 7%, due 05/15/12                       137,149
      125,000 National Rural Utilities, 6%, due 05/15/06                      136,468
      200,000 Qwest Corp. 144A, 8.875%, due 03/15/12                          195,000
      125,000 Sears Roebuck Acceptance Corp., 6.7%, due 04/15/12              118,852
       80,000 Sprint Capital Corp., 8.375%, due 03/15/12                       79,751
      120,000 Sprint Capital Corp., 8.75%, due 03/15/32                       114,347
       60,000 Tenet Healthcare Corp., 5%, due 07/01/07                         54,364
       60,000 Tenet Healthcare Corp., 6.5%, due 06/01/12                       54,411
       25,000 Tenet Healthcare Corp., 6.875%, due 11/15/31                     21,448
      200,000 Textron Financial Corp., 7.125%, due 12/09/04                   214,133
      135,000 Verizon Global Funding Corp., 7.75%, due 12/01/30               157,804
       85,000 Verizon Global Funding Corp., 7.75%, due 06/15/32               100,016
                                                                        -------------
                                                                            2,412,136
                                                                        -------------
              U.S GOVERNMENT - 12.8%
      125,000 Fannie Mae, 6.25%, due 02/01/11                           $     140,111
      229,804 U.S. Treasury Inflation Indexed Bond, 3.375%,
                due 04/15/32*                                                 265,172
      474,195 U.S. Treasury Inflation Indexed Bond, 3.875%,
                due 04/15/29*                                                 580,001
      125,000 U.S. Treasury Note, 3.5%, due 11/15/06                          130,117
      650,000 U.S. Treasury Note, 5.875%, due 11/15/04                        702,229
                                                                        -------------
                                                                            1,817,630
                                                                        -------------
              TOTAL DEBT OBLIGATIONS
                (Cost $4,041,112)                                       $   4,229,766
                                                                        -------------
              TOTAL INVESTMENTS - 97.3%
                (Cost $14,018,121)                                         13,749,390
              Other Assets and Liabilities
                (net) - 2.7%                                                  386,277
                                                                        -------------
              TOTAL NET ASSETS - 100.0%                                 $  14,135,667
                                                                        =============

             NOTES TO THE PORTFOLIO OF INVESTMENTS:
             144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2002, the securities were valued at $195,000 or 1.4% of net assets.
             * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                         EMERGING
                                          GROWTH        AGGRESSIVE       CAPITAL         FOCUSED       DIVERSIFIED       MID CAP
                                          EQUITY          GROWTH      APPRECIATION       EQUITY          MID-CAP          VALUE
                                           FUND            FUND            FUND           FUND            FUND             FUND
                                      -------------   -------------   -------------   -------------   -------------   -------------
ASSETS:
  Investments, at value (Note 1)*     $   4,630,580   $   3,726,682   $   2,793,152   $   5,399,390   $   5,505,848   $  10,222,239
  Cash                                      338,603         486,085         564,263         425,034          61,378         761,576
  Receivable from:
    Securities sold                          18,198           4,647              --         262,106          14,393              --
    Capital stock subscriptions               6,064              --             589             489              --           8,904
    Dividends and Interest                      164             642           1,130           6,008           7,511          20,483
    Manager (Note 2)                         11,846          16,535           9,527          12,033           7,721           7,567
    Broker (Note 2)                              --             601              --           2,383             157           1,530
    Daily variation margin on open
      financial futures contracts                --              --              --              --              --              --
  Prepaid insurance                           1,199             834             709           1,473           1,268           2,233
                                      -------------   -------------   -------------   -------------   -------------   -------------
      Total assets                        5,006,654       4,236,026       3,369,370       6,108,916       5,598,276      11,024,532
                                      -------------   -------------   -------------   -------------   -------------   -------------
LIABILITIES:
  Payable for:
    Securities purchased                    183,708              --         117,607         333,425          28,166         354,895
    Capital stock subscriptions                  --           5,723              --              --             118              --
  ACCRUED EXPENSES:
    Other                                    34,895          32,881          27,658          35,048          32,975          39,977
                                      -------------   -------------   -------------   -------------   -------------   -------------
      Total liabilities                     218,603          38,604         145,265         368,473          61,259         394,872
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET ASSETS                            $   4,788,051   $   4,197,422   $   3,224,105   $   5,740,443   $   5,537,017   $  10,629,660
                                      =============   =============   =============   =============   =============   =============
NET ASSETS CONSIST OF:
  Paid-in capital                     $  10,869,975   $   5,373,198   $   4,253,004   $   9,575,168   $   6,500,641   $  10,908,900
  Undistributed net investment
    income (loss)                                --              --              --              --             343             141
  Accumulated net realized gain
    (loss) on investments                (5,733,231)     (1,143,499)       (754,978)     (3,612,270)       (460,154)       (542,938)
  Net unrealized appreciation
    (depreciation) on investments          (348,693)        (32,277)       (273,921)       (222,455)       (503,813)        263,557
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET ASSETS                            $   4,788,051   $   4,197,422   $   3,224,105   $   5,740,443   $   5,537,017   $  10,629,660
                                      =============   =============   =============   =============   =============   =============
SHARES OUTSTANDING                        1,011,513         655,142         459,027         948,147         683,616       1,079,054
                                      =============   =============   =============   =============   =============   =============
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE          $        4.73   $        6.41   $        7.02   $        6.05   $        8.10   $        9.85
                                      =============   =============   =============   =============   =============   =============
*Cost of investments                  $   4,979,273   $   3,758,959   $   3,067,073   $   5,621,845   $   6,009,661   $   9,958,682

   The accompanying notes are an integral part of these financial statements.

                                         GROWTH           BLUE         DISCIPLINED        VALUE           BASIC
                                         EQUITY           CHIP           EQUITY          EQUITY           VALUE         BALANCED
                                          FUND            FUND            FUND            FUND            FUND            FUND
                                      -------------   -------------   -------------   -------------   -------------   -------------
ASSETS:
  Investments, at value (Note 1)*     $   8,285,811   $   4,301,851   $  10,897,729   $  11,035,500   $   7,604,867   $  13,749,390
  Cash                                      217,560         237,103           1,843         249,903         401,420         379,913
  Receivable from:
    Securities sold                              --           4,103          23,752          31,280          18,720         173,393
    Capital stock subscriptions              17,518           4,205           8,138          15,040              --              --
    Dividends and Interest                   10,554           3,347          18,764          27,069          11,825          71,205
    Manager (Note 2)                          5,724          10,986          10,461           5,059           9,715           2,182
    Broker (Note 2)                             756             256               2              --             437           2,052
    Daily variation margin on open
      financial futures contracts                --             210              --              --              --              --
  Prepaid insurance                           2,007             973           2,666           2,722           1,591           3,138
                                      -------------   -------------   -------------   -------------   -------------   -------------
      Total assets                        8,539,930       4,563,034      10,963,355      11,366,573       8,048,575      14,381,273
                                      -------------   -------------   -------------   -------------   -------------   -------------
LIABILITIES:
  Payable for:
    Securities purchased                    235,388              --           7,690              --         177,576         104,311
    Capital stock subscriptions                  --              --              --              --           1,286          97,893
  ACCRUED EXPENSES:
    Other                                    34,413          31,713          44,548          40,745          38,818          43,402
                                      -------------   -------------   -------------   -------------   -------------   -------------
      Total liabilities                     269,801          31,713          52,238          40,745         217,680         245,606
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET ASSETS                            $   8,270,129   $   4,531,321   $  10,911,117   $  11,325,828   $   7,830,895   $  14,135,667
                                      =============   =============   =============   =============   =============   =============
NET ASSETS CONSIST OF:
  Paid-in capital                     $  11,890,900   $   5,689,411   $  16,180,072   $  14,160,773   $   9,347,496   $  17,040,411
  Undistributed net investment
    income (loss)                             2,554              --             201          95,914              --         119,716
  Accumulated net realized gain
    (loss) on investments                (1,481,317)       (515,057)     (3,392,575)     (1,171,772)       (502,076)     (2,755,729)
  Net unrealized appreciation
    (depreciation) on investments        (2,142,008)       (643,033)     (1,876,581)     (1,759,087)     (1,014,525)       (268,731)
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET ASSETS                            $   8,270,129   $   4,531,321   $  10,911,117   $  11,325,828   $   7,830,895   $  14,135,667
                                      =============   =============   =============   =============   =============   =============
SHARES OUTSTANDING                        1,197,434         638,495       1,707,583       1,372,311       1,038,518       1,762,318
                                      =============   =============   =============   =============   =============   =============
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE          $        6.91   $        7.10   $        6.39   $        8.25   $        7.54   $        8.02
                                      =============   =============   =============   =============   =============   =============
*Cost of investments                  $  10,427,819   $   4,942,423   $  12,774,310   $  12,794,587   $   8,619,392   $  14,018,121

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                         EMERGING      AGGRESSIVE        CAPITAL         FOCUSED       DIVERSIFIED       MID CAP
                                      GROWTH EQUITY      GROWTH        APPRECIATION      EQUITY          MID-CAP          VALUE
                                          FUND            FUND            FUND            FUND            FUND             FUND
                                      -------------   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME:
  Interest                            $       2,585   $       1,936   $       3,102   $       3,962   $         942   $       4,167
  Dividends*                                  1,552           9,997          10,566          60,997          57,453          89,678
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Total investment income                   4,137          11,933          13,668          64,959          58,395          93,845
                                      -------------   -------------   -------------   -------------   -------------   -------------
EXPENSES:
  Investment management fee (Note 2)         59,156          27,590          26,596          61,444          39,634          52,850
  Custody and administration fees           185,147         172,220         144,674         171,251         155,446         145,874
  Audit fees                                 12,514          12,275          12,884          14,047          17,773          23,206
  Legal fees                                  5,405           2,564           2,845           6,687           3,905           4,759
  Trustees' fees                              4,526           2,294           2,353           5,200           3,486           4,840
  Printing fees                               1,904           3,066             909           3,944           1,857           2,172
  Insurance                                   2,075             870             897           2,149           1,163           1,388
  Other                                          36               7              51              59              88             123
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Total Expenses                          270,763         220,886         191,209         264,781         223,352         235,212
  Expenses waived/reimbursed by the
    Manager (Note 2)                       (194,705)       (183,982)       (155,748)       (181,552)       (170,036)       (162,178)
  Less reductions (Note 2)                       --            (601)             --          (2,383)           (472)         (1,530)
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Total waivers and reductions           (194,705)       (184,583)       (155,748)       (183,935)       (170,508)       (163,708)
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Net operating expenses                     76,058          36,303          35,461          80,846          52,844          71,504
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)                (71,921)        (24,370)        (21,793)        (15,887)          5,551          22,341
                                      -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss)
    Investment transactions              (2,204,623)       (805,062)       (686,704)     (2,050,599)       (366,912)       (514,618)
    Financial futures contracts                  --              --              --              --              --              --
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Net realized gain (loss)             (2,204,623)       (805,062)       (686,704)     (2,050,599)       (366,912)       (514,618)
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Net change in unrealized
    appreciation (depreciation)
    Investments                            (961,405)       (226,754)       (308,479)       (265,405)       (629,664)         61,820
    Financial futures contracts                  --              --              --              --              --              --
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Net change in unrealized
      appreciation (depreciation)          (961,405)       (226,754)       (308,479)       (265,405)       (629,664)         61,820
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS)                            (3,166,028)     (1,031,816)       (995,183)     (2,316,004)       (996,576)       (452,798)
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $  (3,237,949)  $  (1,056,186)  $  (1,016,976)  $  (2,331,891)  $    (991,025)  $    (430,457)
                                      =============   =============   =============   =============   =============   =============
    *Net of foreign taxes withheld    $          11   $          --   $         109   $          --   $          62   $         360
      of:

   The accompanying notes are an integral part of these financial statements.

                                         GROWTH           BLUE         DISCIPLINED        VALUE           BASIC
                                         EQUITY           CHIP           EQUITY          EQUITY           VALUE         BALANCED
                                          FUND            FUND            FUND            FUND            FUND            FUND
                                      -------------   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME:
  Interest                            $       2,038   $       1,817   $         743   $      14,962   $       2,620   $     237,552
  Dividends*                                 98,170          38,780         166,752         199,110          60,714         131,795
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Total investment income                 100,208          40,597         167,495         214,072          63,334         369,347
                                      -------------   -------------   -------------   -------------   -------------   -------------
EXPENSES:
  Investment management fee (Note 2)         69,868          32,051          82,038          85,933          47,673          95,230
  Custody and administration fees           150,671         154,852         172,604         154,012         157,770         155,129
  Audit fees                                 17,028          14,758          21,844          21,485          20,589          23,403
  Legal fees                                  7,472           3,205          11,012           9,572           4,419          10,309
  Trustees' fees                              6,571           2,816           8,746           8,554           4,149           9,417
  Printing fees                               3,890           1,019           3,481           3,348           1,426           3,597
  Insurance                                   2,683             921           3,724           3,298           1,141           3,668
  Other                                         161              47             320             292             115             321
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Total Expenses                          258,344         209,669         303,769         286,494         237,282         301,074
  Expenses waived/reimbursed by the
    Manager (Note 2)                       (163,060)       (166,677)       (188,913)       (168,336)       (173,281)       (168,080)
  Less reductions (Note 2)                     (756)           (256)             (2)             --            (437)         (2,052)
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Total waivers and reductions           (163,816)       (166,933)       (188,915)       (168,336)       (173,718)       (170,132)
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Net operating expenses                     94,528          42,736         114,854         118,158          63,564         130,942
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)                  5,680          (2,139)         52,641          95,914            (230)        238,405
                                      -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss)
    Investment transactions                (842,626)       (465,436)     (1,886,515)       (975,252)       (387,341)     (2,676,501)
    Financial futures contracts                  --           8,244              --              --              --              --
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Net realized gain (loss)               (842,626)       (457,192)     (1,886,515)       (975,252)       (387,341)     (2,676,501)
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Net change in unrealized
      appreciation (depreciation)
      Investments                        (1,524,859)       (608,272)     (1,408,665)     (1,879,556)     (1,064,152)         82,901
      Financial futures contracts                --          (2,461)             --              --              --              --
                                      -------------   -------------   -------------   -------------   -------------   -------------
      Net change in unrealized
        appreciation (depreciation)      (1,524,859)       (610,733)     (1,408,665)     (1,879,556)     (1,064,152)         82,901
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS)                            (2,367,485)     (1,067,925)     (3,295,180)     (2,854,808)     (1,451,493)     (2,593,600)
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $  (2,361,805)  $  (1,070,064)  $  (3,242,539)  $  (2,758,894)  $  (1,451,723)  $  (2,355,195)
                                      =============   =============   =============   =============   =============   =============
    *Net of foreign taxes withheld    $         331   $          62   $         230   $       1,403   $          96   $         420
      of:

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                              EMERGING GROWTH                   AGGRESSIVE                       CAPITAL
                                                EQUITY FUND                     GROWTH FUND                  APPRECIATION FUND
                                      -----------------------------   -----------------------------   -----------------------------
                                        YEAR ENDED      YEAR ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                       DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                          2002             2001           2002           2001(a)          2002           2001(a)
                                      -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM:
OPERATIONS:
    Net investment income (loss)      $     (71,921)  $     (77,566)  $     (24,370)  $      (7,347)  $     (21,793)  $      (7,013)
    Net realized gain (loss)             (2,204,623)     (3,187,901)       (805,062)       (338,555)       (686,704)        (68,274)
    Net change in unrealized
      appreciation (depreciation)          (961,405)      1,721,037        (226,754)        194,477        (308,479)         34,558
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Net increase (decrease) in net
      assets resulting from
      operations                         (3,237,949)     (1,544,430)     (1,056,186)       (151,425)     (1,016,976)        (40,729)
                                      -------------   -------------   -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                   --              --              --              --              --              --
    From net realized capital gains              --          (2,118)             --              --              --              --
                                      -------------   -------------   -------------   -------------   -------------   -------------
        Total distributions to
          shareholders                           --          (2,118)             --              --              --              --
                                      -------------   -------------   -------------   -------------   -------------   -------------
FUND SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold             1,516,146       1,008,029       7,427,322       2,685,416       1,294,218       3,089,524
    Net asset value of shares issued
      to shareholders on
      reinvestment of distributions              --           2,118              --              --              --              --
    Cost of shares repurchased             (914,400)       (754,448)     (4,707,575)           (130)        (99,350)         (2,582)
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Net increase (decrease) in net
      assets resulting from Fund
      share transactions                    601,746         255,699       2,719,747       2,685,286       1,194,868       3,086,942
                                      -------------   -------------   -------------   -------------   -------------   -------------
TOTAL CHANGE IN NET ASSETS               (2,636,203)     (1,290,849)      1,663,561       2,533,861         177,892       3,046,213
NET ASSETS:
    Beginning of year                     7,424,254       8,715,103       2,533,861              --       3,046,213              --
                                      -------------   -------------   -------------   -------------   -------------   -------------
    End of year*                      $   4,788,051   $   7,424,254   $   4,197,422   $   2,533,861   $   3,224,105   $   3,046,213
                                      =============   =============   =============   =============   =============   =============
    *Including undistributed net
      investment income (loss),
      (distributions in excess of
      net investment income) of:      $          --   $          --   $          --   $          --   $          --   $          --

(a) Fund commenced operations on August 14, 2001.

   The accompanying notes are an integral part of these financial statements.

                                                 FOCUSED                       DIVERSIFIED                      MID CAP
                                               EQUITY FUND                     MID-CAP FUND                    VALUE FUND
                                      -----------------------------   -----------------------------   -----------------------------
                                        YEAR ENDED      YEAR ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                       DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                          2002             2001           2002           2001(a)          2002           2001(a)
                                      -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM:
OPERATIONS:
    Net investment income (loss)      $     (15,887)  $     (31,980)  $       5,551   $       1,577   $      22,341   $       9,577
    Net realized gain (loss)             (2,050,599)     (1,454,413)       (366,912)        (93,810)       (514,618)        (28,351)
    Net change in unrealized
      appreciation (depreciation)          (265,405)        319,784        (629,664)        125,851          61,820         201,737
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Net increase (decrease) in net
      assets resulting from
      operations                         (2,331,891)     (1,166,609)       (991,025)         33,618        (430,457)        182,963
                                      -------------   -------------   -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                   --              --          (5,208)         (2,128)        (22,169)         (9,650)
    From net realized capital gains              --          (4,583)             --              --              --              --
                                      -------------   -------------   -------------   -------------   -------------   -------------
        Total distributions to
          shareholders                           --          (4,583)         (5,208)         (2,128)        (22,169)         (9,650)
                                      -------------   -------------   -------------   -------------   -------------   -------------
FUND SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold             1,630,832       1,316,869       3,727,979       3,232,632       9,464,054       2,625,506
    Net asset value of shares issued
      to shareholders on
        reinvestment of distributions            --           4,583           5,208           2,128          22,169           9,650
    Cost of shares repurchased           (1,113,529)       (241,509)       (461,311)         (4,876)     (1,210,727)         (1,679)
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Net increase (decrease) in net
      assets resulting from Fund
      share transactions                    517,303       1,079,943       3,271,876       3,229,884       8,275,496       2,633,477
                                      -------------   -------------   -------------   -------------   -------------   -------------
TOTAL CHANGE IN NET ASSETS               (1,814,588)        (91,249)      2,275,643       3,261,374       7,822,870       2,806,790
NET ASSETS:
    Beginning of year                     7,555,031       7,646,280       3,261,374              --       2,806,790              --
                                      -------------   -------------   -------------   -------------   -------------   -------------
    End of year*                      $   5,740,443   $   7,555,031   $   5,537,017   $   3,261,374   $  10,629,660   $   2,806,790
                                      =============   =============   =============   =============   =============   =============
    *Including undistributed net
      investment income (loss),
      (distributions in excess of
      net investment income) of:      $          --   $          --   $         343   $         223   $         141   $          --

(a) Fund commenced operations on August 14, 2001.

   The accompanying notes are an integral part of these financial statements.

                                                  GROWTH                         BLUE CHIP                      DISCIPLINED
                                                EQUITY FUND                        FUND                         EQUITY FUND
                                      -----------------------------   -----------------------------   -----------------------------
                                        YEAR ENDED      YEAR ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED       YEAR ENDED
                                       DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                          2002             2001           2002           2001(a)          2002             2001
                                      -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM:
OPERATIONS:
  Net investment income (loss)        $       5,680   $      (2,500)  $      (2,139)  $      (2,184)  $      52,641   $      27,523
  Net realized gain (loss)                 (842,626)       (616,955)       (457,192)        (57,865)     (1,886,515)     (1,218,536)
  Net change in unrealized
    appreciation (depreciation)          (1,524,859)       (655,061)       (610,733)        (32,300)     (1,408,665)       (289,446)
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) in net
    assets resulting from operations     (2,361,805)     (1,274,516)     (1,070,064)        (92,349)     (3,242,539)     (1,480,459)
                                      -------------   -------------   -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                 (3,126)             --              --              --         (52,440)        (27,656)
  From net realized capital gains                --            (296)             --              --              --              --
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Total distributions to
      shareholders                           (3,126)           (296)             --              --         (52,440)        (27,656)
                                      -------------   -------------   -------------   -------------   -------------   -------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Proceeds from shares sold               3,495,475       1,843,285       3,131,504       2,737,243       3,048,934       1,426,116
  Net asset value of shares issued to
    shareholders on reinvestment of
    distributions                             3,126             296              --              --          52,440          27,656
  Cost of shares repurchased             (1,512,736)       (377,697)       (146,910)        (28,103)       (515,157)       (333,039)
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) in net
    assets resulting from Fund share
    transactions                          1,985,865       1,465,884       2,984,594       2,709,140       2,586,217       1,120,733
                                      -------------   -------------   -------------   -------------   -------------   -------------
TOTAL CHANGE IN NET ASSETS                 (379,066)        191,072       1,914,530       2,616,791        (708,762)       (387,382)
NET ASSETS:
    Beginning of year                     8,649,195       8,458,123       2,616,791              --      11,619,879      12,007,261
                                      -------------   -------------   -------------   -------------   -------------   -------------
    End of year*                      $   8,270,129   $   8,649,195   $   4,531,321   $   2,616,791   $  10,911,117   $  11,619,879
                                      =============   =============   =============   =============   =============   =============
    *Including undistributed net
      investment income (loss),
      (distributions in excess of
      net investment income) of:      $       2,554   $          --   $          --   $          --   $         201   $          19

(a) Fund commenced operations on August 14, 2001.

   The accompanying notes are an integral part of these financial statements.

                                                  VALUE                           BASIC                          BALANCED
                                                EQUITY FUND                     VALUE FUND                        FUND
                                      -----------------------------   -----------------------------   -----------------------------
                                        YEAR ENDED      YEAR ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED       YEAR ENDED
                                       DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                          2002             2001           2002           2001(a)          2002             2001
                                      -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM:
OPERATIONS:
    Net investment income (loss)      $      95,914   $      50,999   $        (230)  $         252   $     238,405   $     184,486
    Net realized gain (loss)               (975,252)       (184,981)       (387,341)       (114,735)     (2,676,501)        714,594
    Net change in unrealized
      appreciation (depreciation)        (1,879,556)       (347,923)     (1,064,152)         49,627          82,901        (782,649)
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Net increase (decrease) in net
      assets resulting from
      operations                         (2,758,894)       (481,905)     (1,451,723)        (64,856)     (2,355,195)        116,431
                                      -------------   -------------   -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                   --         (51,836)             --            (358)       (118,695)       (186,975)
    From net realized capital gains              --        (230,025)             --              --         (75,606)       (540,651)
                                      -------------   -------------   -------------   -------------   -------------   -------------
        Total distributions to
          shareholders                           --        (281,861)             --            (358)       (194,301)       (727,626)
                                      -------------   -------------   -------------   -------------   -------------   -------------
FUND SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold             4,648,269       2,951,168       7,307,587       2,911,516       7,458,603       3,029,426
    Net asset value of shares issued
      to shareholders on
      reinvestment of distributions              --         281,861              --             358         194,301         727,626
    Cost of shares repurchased             (839,225)       (709,881)       (866,567)         (5,062)     (1,608,117)       (294,918)
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Net increase (decrease) in net
      assets resulting from Fund
      share transactions                  3,809,044       2,523,148       6,441,020       2,906,812       6,044,787       3,462,134
                                      -------------   -------------   -------------   -------------   -------------   -------------
TOTAL CHANGE IN NET ASSETS                1,050,150       1,759,382       4,989,297       2,841,598       3,495,291       2,850,939
NET ASSETS:
    Beginning of year                    10,275,678       8,516,296       2,841,598              --      10,640,376       7,789,437
                                      -------------   -------------   -------------   -------------   -------------   -------------
    End of year*                      $  11,325,828   $  10,275,678   $   7,830,895   $   2,841,598   $  14,135,667   $  10,640,376
                                      =============   =============   =============   =============   =============   =============
    *Including undistributed net
      investment income (loss),
      (distributions in excess of
      net investment income) of:      $      95,914   $          --   $          --   $          --   $     119,716   $      (2,489)

(a) Fund commenced operations on August 14, 2001.

   The accompanying notes are an integral part of these financial statements.

EMERGING GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                                                        ---------------------------------------    DECEMBER 31,
                                                                           2002          2001           2000          1999(a)
                                                                        ----------    ----------     ----------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $     8.14    $     9.89     $    17.49    $       10.00
                                                                        ----------    ----------     ----------    -------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                                             (0.07)        (0.09)         (0.16)+          (0.03)
    Net realized and unrealized gain (loss)                                  (3.34)        (1.66)         (5.06)            7.52
                                                                        ----------    ----------     ----------    -------------
      Total from investment operations                                       (3.41)        (1.75)         (5.22)            7.49
                                                                        ----------    ----------     ----------    -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized capital gains                                             --         (0.00)(b)      (2.38)              --
                                                                        ----------    ----------     ----------    -------------
      Total distributions                                                       --         (0.00)         (2.38)              --
                                                                        ----------    ----------     ----------    -------------
NET ASSET VALUE, END OF PERIOD                                          $     4.73    $     8.14     $     9.89    $       17.49
                                                                        ==========    ==========     ==========    =============
TOTAL RETURN                                                                (41.89)%      (17.84)%       (30.13)%          74.90%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                   $    4,788    $    7,424     $    8,715    $       9,119
    Net expenses to average daily net assets                                  1.35%         1.35%          1.35%            1.35%**
    Net investment loss to average daily net assets                          (1.27)%       (1.07)%        (0.96)%          (1.04)%**
    Portfolio turnover rate                                                    176%          137%           152%              47%
    Without the waiver/reimbursement of expenses by the Manager and other reductions, the ratio of net expenses and net investment income (loss) to average net assets would have been:
        Expenses                                                              4.81%         4.10%          3.29%            3.96%**
        Net investment loss                                                  (4.73)%       (3.82)%        (2.90)%          (3.65)%**

(a) Fund commenced operations on October 1, 1999.
(b) Distributions from net realized cap gains were less than $0.01 per share.
  * Not annualized.
 ** Annualized.
  + Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      YEAR ENDED      PERIOD ENDED
                                                                                     DECEMBER 31,     DECEMBER 31,
                                                                                         2002            2001(a)
                                                                                     ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $       9.37     $      10.00
                                                                                     ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                                                            (0.04)           (0.03)+
    Net realized and unrealized gain (loss)                                                 (2.92)           (0.60)
                                                                                     ------------     ------------
      Total from investment operations                                                      (2.96)           (0.63)
                                                                                     ------------     ------------
NET ASSET VALUE, END OF PERIOD                                                       $       6.41     $       9.37
                                                                                     ============     ============
TOTAL RETURN                                                                               (31.59)%          (6.30)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                                $      4,197     $      2,534
    Net expenses to average daily net assets                                                 1.25%            1.25%**
    Net investment loss to average daily net assets                                         (0.84)%          (0.84)%**
    Portfolio turnover rate                                                                   244%             101%
    Without the waiver/reimbursement of expenses by the Manager and other reductions, the ratio of net expenses and net investment income (loss)
      to average net assets would have been:
        Expenses                                                                             7.61%            8.60%**
        Net investment loss                                                                 (7.20)%          (8.19)%**

(a) Fund commenced operations on August 14, 2001.
  * Not annualized.
 ** Annualized.
  + Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      YEAR ENDED      PERIOD ENDED
                                                                                     DECEMBER 31,     DECEMBER 31,
                                                                                         2002            2001(a)
                                                                                     ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $       9.84     $      10.00
                                                                                     ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                                                            (0.05)           (0.02)+
    Net realized and unrealized gain (loss)                                                 (2.77)           (0.14)
                                                                                     ------------     ------------
      Total from investment operations                                                      (2.82)           (0.16)
                                                                                     ------------     ------------
NET ASSET VALUE, END OF PERIOD                                                       $       7.02     $       9.84
                                                                                     ============     ============
TOTAL RETURN                                                                               (28.66)%          (1.60)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                                $      3,224     $      3,046
    Net expenses to average daily net assets                                                 1.20%            1.20%**
    Net investment loss to average daily net assets                                         (0.74)%          (0.66)%**
    Portfolio turnover rate                                                                    69%              17%
    Without the waiver/reimbursement of expenses by the Manager and other reductions, the ratio of net expenses and net investment income (loss) to average net assets would have been:
        Expenses                                                                             6.47%            6.87%**
        Net investment loss                                                                 (6.01)%          (6.33)%**

(a) Fund commenced operations on August 14, 2001.
  * Not annualized.
 ** Annualized.
  + Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

FOCUSED EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                                                        ---------------------------------------    DECEMBER 31,
                                                                           2002          2001           2000          1999(a)
                                                                        ----------    ----------     ----------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $     8.62    $    10.20     $    12.07    $       10.00
                                                                        ----------    ----------     ----------    -------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                                             (0.02)        (0.04)         (0.06)+          (0.01)
    Net realized and unrealized gain (loss)                                  (2.55)        (1.53)         (1.36)            2.08
                                                                        ----------    ----------     ----------    -------------
        Total from investment operations                                     (2.57)        (1.57)         (1.42)            2.07
                                                                        ----------    ----------     ----------    -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized capital gains                                             --         (0.01)         (0.45)              --
                                                                        ----------    ----------     ----------    -------------
        Total distributions                                                     --         (0.01)         (0.45)              --
                                                                        ----------    ----------     ----------    -------------
NET ASSET VALUE, END OF PERIOD                                          $     6.05    $     8.62     $    10.20    $       12.07
                                                                        ==========    ==========     ==========    =============
TOTAL RETURN                                                                (29.81)%      (15.44)%       (11.82)%          20.70%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                   $    5,740    $    7,555     $    7,646    $       6,564
    Net expenses to average daily net assets                                  1.25%         1.25%          1.25%            1.25%**
    Net investment loss to average daily net assets                          (0.25)%       (0.45)%        (0.50)%          (0.36)%**
    Portfolio turnover rate                                                    189%          103%            87%              26%
    Without the waiver/reimbursement of expenses by the Manager and other reductions, the ratio of net expenses and net investment income (loss) to average net assets would have been:
        Expenses                                                              4.09%         3.90%          3.68%            4.54%**
        Net investment loss                                                  (3.09)%       (3.10)%        (2.93)%          (3.65)%**

(a) Fund commenced operations on October 1, 1999.
  * Not annualized.
 ** Annualized.
  + Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      YEAR ENDED      PERIOD ENDED
                                                                                     DECEMBER 31,     DECEMBER 31,
                                                                                         2002            2001(a)
                                                                                     ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $      10.04     $      10.00
                                                                                     ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                                                             0.01             0.01+
    Net realized and unrealized gain (loss)                                                 (1.94)            0.04
                                                                                     ------------     ------------
        Total from investment operations                                                    (1.93)            0.05
                                                                                     ------------     ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                              (0.01)           (0.01)
                                                                                     ------------     ------------
        Total distributions                                                                 (0.01)           (0.01)
                                                                                     ------------     ------------
NET ASSET VALUE, END OF PERIOD                                                       $       8.10     $      10.04
                                                                                     ============     ============
TOTAL RETURN                                                                               (19.25)%           0.47%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                                $      5,537     $      3,261
    Net expenses to average daily net assets                                                 1.20%            1.20%**
    Net investment income to average daily net assets                                        0.13%            0.14%**
    Portfolio turnover rate                                                                   126%              45%
    Without the waiver/reimbursement of expenses by the Manager and other reductions, the ratio of net expenses and net investment income (loss)
      to average net assets would have been:
        Expenses                                                                             5.07%            7.19%**
        Net investment loss                                                                 (3.74)%          (5.85)%**

(a) Fund commenced operations on August 14, 2001.
  * Not annualized.
 ** Annualized.
  + Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      YEAR ENDED      PERIOD ENDED
                                                                                     DECEMBER 31,     DECEMBER 31,
                                                                                         2002            2001(a)
                                                                                     ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $      10.67     $      10.00
                                                                                     ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                                                             0.02             0.04+
    Net realized and unrealized gain (loss)                                                 (0.82)            0.67
                                                                                     ------------     ------------
        Total from investment operations                                                    (0.80)            0.71
                                                                                     ------------     ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                              (0.02)           (0.04)
                                                                                     ------------     ------------
        Total distributions                                                                 (0.02)           (0.04)
                                                                                     ------------     ------------
NET ASSET VALUE, END OF PERIOD                                                       $       9.85     $      10.67
                                                                                     ============     ============
TOTAL RETURN                                                                                (7.49)%           7.07%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                                $     10,630     $      2,807
    Net expenses to average daily net assets                                                 1.15%            1.15%**
    Net investment income to average daily net assets                                        0.36%            1.01%**
    Portfolio turnover rate                                                                    70%              33%
    Without the waiver/reimbursement of expenses by the Manager and other reductions, the ratio of net expenses and net investment income (loss)
      to average net assets would have been:
        Expenses                                                                             3.78%            7.18%**
        Net investment loss                                                                 (2.27)%          (5.02)%**

(a) Fund commenced operations on August 14, 2001.
  * Not annualized.
 ** Annualized.
  + Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                                                       ---------------------------------------     DECEMBER 31,
                                                                          2002           2001           2000          1999(a)
                                                                       ----------     ----------     ----------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $     9.13     $    10.66     $    12.07    $       10.00
                                                                       ----------     ----------     ----------    -------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                                             0.00(b)       (0.00)(b)      (0.01)           (0.00)(b)
    Net realized and unrealized gain (loss)                                 (2.22)         (1.53)         (1.00)            2.08
                                                                       ----------     ---------      ----------    -------------
        Total from investment operations                                    (2.22)         (1.53)         (1.01)           2.08
                                                                       ----------     ----------     ----------    -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                              (0.00)(d)         --             --               --
    From net realized capital gains                                            --          (0.00)(c)      (0.40)           (0.01)
                                                                       ----------     ----------     ----------    -------------
        Total distributions                                                 (0.00)         (0.00)         (0.40)          (0.01)
                                                                       ----------     ----------     ----------    -------------
NET ASSET VALUE, END OF PERIOD                                         $     6.91     $     9.13     $    10.66    $       12.07
                                                                       ==========     ==========     ==========    =============
TOTAL RETURN                                                               (24.37)%       (14.26)%        (8.44)%          20.80%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                  $    8,270     $    8,649     $    8,458    $       6,384
    Net expenses to average daily net assets                                 1.15%          1.15%          1.15%            1.15%**
    Net investment income (loss) to average daily net assets                 0.07%         (0.03)%        (0.11)%          (0.05)%**
    Portfolio turnover rate                                                    23%            10%            35%              13%
    Without the waiver/reimbursement of expenses by the
      Manager and other reductions, the ratio of net expenses and net investment income (loss) to average net assets would
      have been:
        Expenses                                                             3.14%          3.19%          3.50%            4.38%**
        Net investment loss                                                 (1.92)%        (2.07)%        (2.46)%          (3.28)%**

(a) Fund commenced operations on October 1, 1999.
(b) Net investment income (loss) was less than $0.01 per share.
(c) Distributions from net realized capital gains were less than $0.01 per share
(d) Distributions from net investment income were less than $0.01 per share.
  * Not annualized.
 ** Annualized.

   The accompanying notes are an integral part of these financial statements.

BLUE CHIP FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                     YEAR ENDED       PERIOD ENDED
                                                                                    DECEMBER 31,      DECEMBER 31,
                                                                                        2002             2001(a)
                                                                                    ------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                $       9.62      $      10.00
                                                                                    ------------      ------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                                                           (0.00)(b)         (0.01)+
    Net realized and unrealized gain (loss)                                                (2.52)            (0.37)
                                                                                    ------------      ------------
        Total from investment operations                                                   (2.52)            (0.38)
                                                                                    ------------      ------------
NET ASSET VALUE, END OF PERIOD                                                      $       7.10      $       9.62
                                                                                    ============      ============
TOTAL RETURN                                                                              (26.20)%           (3.80)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                               $      4,531      $      2,617
    Net expenses to average daily net assets                                                1.20%             1.20%**
    Net investment loss to average daily net assets                                        (0.06)%           (0.24)%**
    Portfolio turnover rate                                                                   63%               14%
    Without the waiver/reimbursement of expenses by the Manager and other reductions, the ratio of net expenses and net investment income
      (loss) to average net assets would have been:
        Expenses                                                                            5.89%             7.69%**
        Net investment loss                                                                (4.75)%           (6.73)%**

(a) Fund commenced operations on August 14, 2001.
(b) Net investment loss was less than $0.01 per share.
  * Not Annualized.
 ** Annualized.
  + Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

DISCIPLINED EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                                   ----------------------------------------     DECEMBER 31,
                                                                      2002           2001           2000           1999(a)
                                                                   ----------     ----------     ----------     -------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $     8.59     $     9.77     $    11.13     $       10.00
                                                                   ----------     ----------     ----------     -------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                                         0.03           0.02           0.03              0.01
    Net realized and unrealized gain (loss)                             (2.20)         (1.18)         (1.25)             1.16
                                                                   ----------     ----------     ----------     -------------
        Total from investment operations                                (2.17)         (1.16)         (1.22)             1.17
                                                                   ----------     ----------     ----------     -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                          (0.03)         (0.02)         (0.03)            (0.01)
    From net realized capital gains                                        --             --          (0.11)            (0.03)
                                                                   ----------     ----------     ----------     -------------
        Total distributions                                             (0.03)         (0.02)         (0.14)            (0.04)
                                                                   ----------     ----------     ----------     -------------
NET ASSET VALUE, END OF PERIOD                                     $     6.39     $     8.59     $     9.77     $       11.13
                                                                   ==========     ==========     ==========     =============
TOTAL RETURN                                                           (25.26)%       (11.87)%       (11.05)%           11.73%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                              $   10,911     $   11,620     $   12,007     $      11,317
    Net expenses to average daily net assets                             1.05%          1.05%          1.05%             1.05%**
    Net investment income to average daily net assets                    0.48%          0.24%          0.27%             0.54%**
    Portfolio turnover rate                                                55%            54%            70%               17%
    Without the waiver/reimbursement of expenses by the Manager and other reductions, the ratio of net expenses and
      net investment income (loss) to average net assets
      would have been:
        Expenses                                                         2.78%          2.75%          2.62%             2.59%**
        Net investment loss                                             (1.25)%        (1.46)%        (1.30)%           (1.00)%**

(a) Fund commenced operations on October 1, 1999.
  * Not annualized.
 ** Annualized.

   The accompanying notes are an integral part of these financial statements.

VALUE EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                                   ----------------------------------------     DECEMBER 31,
                                                                      2002           2001           2000           1999(a)
                                                                   ----------     ----------     ----------     -------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $    10.60     $    11.45     $    10.74     $       10.00
                                                                   ----------     ----------     ----------     -------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                                         0.07           0.06           0.09              0.02
    Net realized and unrealized gain (loss)                             (2.42)         (0.60)          1.56              0.74
                                                                   ----------     ----------     ----------     -------------
        Total from investment operations                                (2.35)         (0.54)          1.65              0.76
                                                                   ----------     ----------     ----------     -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                             --          (0.06)         (0.08)            (0.02)
    From net realized capital gains                                        --          (0.25)         (0.86)               --
                                                                   ----------     ----------     ----------     -------------
        Total distributions                                                --          (0.31)         (0.94)            (0.02)
                                                                   ----------     ----------     ----------     -------------
NET ASSET VALUE, END OF PERIOD                                     $     8.25     $    10.60     $    11.45     $       10.74
                                                                   ==========     ==========     ==========     =============
TOTAL RETURN                                                           (22.17)%        (4.88)%        15.35%             7.56%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                              $   11,326     $   10,276     $    8,516     $       5,566
    Net expenses to average daily net assets                             1.10%          1.10%          1.10%             1.10%**
    Net investment income to average daily net assets                    0.89%          0.54%          0.79%             0.64%**
    Portfolio turnover rate                                                42%            44%            74%               18%
    Without the waiver/reimbursement of expenses by the Manager and other reductions, the ratio of net expenses and
      net investment income (loss) to average net assets
      would have been:
        Expenses                                                         2.67%          2.90%          3.69%             4.56%**
        Net investment loss                                             (0.68)%        (1.26)%        (1.80)%           (2.82)%**

(a) Fund commenced operations on October 1, 1999.
  * Not Annualized.
 ** Annualized.

   The accompanying notes are an integral part of these financial statements.

BASIC VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                     YEAR ENDED       PERIOD ENDED
                                                                                    DECEMBER 31,      DECEMBER 31,
                                                                                        2002             2001(a)
                                                                                    ------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                $       9.63      $      10.00
                                                                                    ------------      ------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                                                           (0.00)(b)          0.00(b)+
    Net realized and unrealized gain (loss)                                                (2.09)            (0.37)
                                                                                    ------------      ------------
        Total from investment operations                                                   (2.09)            (0.37)
                                                                                    ------------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                                --             (0.00)(c)
                                                                                    ------------      ------------
        Total distributions                                                                   --             (0.00)
                                                                                    ------------      ------------
NET ASSET VALUE, END OF PERIOD                                                      $       7.54      $       9.63
                                                                                    ============      ============
TOTAL RETURN                                                                              (21.70)%           (3.69)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                               $      7,831      $      2,842
    Net expenses to average daily net assets                                                1.20%             1.20%**
    Net investment income (loss) to average daily net assets                               (0.00)%            0.03%**
    Portfolio turnover rate                                                                   29%               11%
    Without the waiver/reimbursement of expenses by the Manager and other reductions, the ratio of net expenses and net investment income (loss) to average net assets would have been:
        Expenses                                                                            4.48%             7.40%**
        Net investment loss                                                                (3.28)%           (6.17)%**

(a) Fund commenced operations on August 14, 2001.
(b) Net investment income (loss) was less than $0.01 per share.
(c) Distributions from net investment income were less than $0.01 per share.
  * Not Annualized.
 ** Annualized.
  + Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

BALANCED FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            YEAR ENDED DECEMBER 31,              PERIOD ENDED
                                                                   ----------------------------------------      DECEMBER 31,
                                                                      2002          2001(a)         2000           1999(b)
                                                                   ----------     ----------     ----------     -------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $     9.95     $    10.45     $    10.28     $       10.00
                                                                   ----------     ----------     ----------     -------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                                         0.14           0.20           0.31+             0.06
    Net realized and unrealized gain (loss)                             (1.96)          0.04           0.60              0.28
                                                                   ----------     ----------     ----------     -------------
        Total from investment operations                                (1.82)          0.24           0.91              0.34
                                                                   ----------     ----------     ----------     -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                          (0.07)         (0.20)         (0.32)            (0.06)
    From net realized capital gains                                     (0.04)         (0.54)         (0.42)            (0.00)(c)
                                                                   ----------     ----------     ----------     -------------
        Total distributions                                             (0.11)         (0.74)         (0.74)            (0.06)
                                                                   ----------     ----------     ----------     -------------
NET ASSET VALUE, END OF PERIOD                                     $     8.02     $     9.95     $    10.45     $       10.28
                                                                   ==========     ==========     ==========     =============
TOTAL RETURN                                                           (18.30)%         2.24%          8.88%             3.40%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                              $   14,136     $   10,640     $    7,789     $       5,248
    Net expenses to average daily net assets                             1.10%          1.10%          1.10%             1.10%**
    Net investment income to average daily net assets                    2.00%          2.01%          3.01%             2.31%**
    Portfolio turnover rate                                                90%           118%           101%               35%
    Without the waiver/reimbursement of expenses by the Manager and other reductions, the ratio of net expenses and
      net investment income (loss) to average net assets
      would have been:
        Expenses                                                         2.53%          2.95%          3.87%             4.60%**
        Net investment income (loss)                                     0.57%          0.17%          0.24%            (1.19)%**

(a) The fund has adopted the provisions of the AICPA Guide for Investment Companies and began amortizing market premium on fixed-income securities. The effect of this change for the year ended December 31, 2001 was a decrease of less than $0.01 in net investment income per share, an increase less than $0.01 in net realized and unrealized gains and losses per share, and a decrease in the ratio of net investment income from 2.02% to 2.01%. The periods prior to January 1, 2001 have not been restated to reflect the change in presentation.
(b) Fund commenced operations on October 1, 1999.
(c) Distributions from net realized capital gains were less than $0.01 per share.
  * Not Annualized.
 ** Annualized.
  + Calculated using average share outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

LSA Variable Series Trust (the "Trust") was formed as a Delaware business trust on March 2, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of twelve portfolios: the Emerging Growth Equity Fund, the Aggressive Growth Fund, the Capital Appreciation Fund, the Focused Equity Fund, the Diversified Mid-Cap Fund, the Mid Cap Value Fund, the Growth Equity Fund, the Blue Chip Fund, the Disciplined Equity Fund, the Value Equity Fund, the Basic Value Fund, and the Balanced Fund (each referred to as a "Fund" and together as the "Funds"). The Aggressive Growth Fund, the Capital Appreciation Fund, the Diversified Mid-Cap Fund, the Mid Cap Value Fund, the Blue Chip Fund, and the Basic Value Fund commenced operations on August 14, 2001. The remainder of the funds commenced operations on October 1, 1999. Shares of the Funds are sold exclusively to insurance company separate accounts as a funding vehicle for variable life and/or variable annuity contracts.

The Emerging Growth Equity Fund seeks to provide capital appreciation by investing primarily in rapidly growing emerging companies. The Aggressive Growth Fund seeks to provide long-term capital growth by investing primarily in common stocks and other equity securities of small and mid-sized growth companies. The Capital Appreciation Fund seeks to provide long-term capital growth by investing primarily in equity securities listed on national exchanges or NASDAQ. The Focused Equity Fund seeks to provide capital appreciation by investing primarily in equity securities. The Diversified Mid-Cap Fund seeks to provide long-term growth of capital by investing primarily in securities of companies with medium market capitalizations. The Mid Cap Value Fund seeks to provide long-term capital growth by investing primarily in common stocks and other equity securities of medium-capitalization companies. The Growth Equity Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities. The Blue Chip Fund seeks to provide long-term capital growth by investing primarily in common stocks of blue chip companies. Current income is a secondary objective of the Blue Chip Fund. The Disciplined Equity Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 (S&P 500) Composite Stock Price Index. The Value Equity Fund seeks to provide long-term growth of capital by investing primarily in common stocks of established U.S. companies. Current income is a secondary objective of the Value Equity Fund. The Basic Value Fund seeks to provide long-term growth of capital by investing primarily in common stocks which the Adviser believes to be undervalued in relation to long-term earnings power or other factors. The Balanced Fund seeks to provide a combination of growth of capital and investment income by investing in a mix of debt and equity securities. Growth of capital is the Balanced Fund's primary objective.

1. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (hereafter referred to as "generally accepted accounting principles"), requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

PORTFOLIO VALUATION

Equity securities are valued at the last sales price reported on principal securities exchanges (domestic or foreign). If no sale took place on such day, then such securities are valued at the mean between the bid and asked prices. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term debt securities with less than 61 days to maturity are valued at amortized cost, which approximates market value. Exchange traded options are valued at the last sales price; if no sales took place on such day, then options are valued at the mean between the bid and asked prices. Unlisted securities and securities for which market quotations are not readily available are valued in good faith at fair value by, or under guidelines established by, the Funds' Board of Trustees.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent actually received or paid. For the year ended December 31, 2002, the Funds did not enter in to any foreign security transactions.

FUTURES

The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. See Note 5 for a summary of open futures contracts as of December 31, 2002.

OPTIONS

Each Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds received or offset against the amounts paid on the transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying securities may be sold (call) or purchased
(put) by the counterparty and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. The Funds held no open written option contracts as of December 31, 2002.

Each Fund may also purchase put and call options. A Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid from purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Dividend income is recorded on the ex-dividend date. Expenses of the Trust that can be directly attributed to an individual Fund are charged to that Fund. Expenses which are not directly attributed to a specific fund are allocated taking into consideration the nature and type of expense and the relative net assets of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Each Fund intends to distribute substantially all of its income and capital gains each year. All dividend and capital gain distributions will automatically be reinvested in additional shares of the Funds. Distributions are recorded on the ex-dividend date.

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                 UNDISTRIBUTED
                                                ORDINARY INCOME
                                                ---------------
        Emerging Growth Fund                                 --
        Aggressive Growth Fund                               --
        Capital Appreciation                                 --
        Focused Equity Fund                                  --
        Diversified Mid-Cap Fund                            343
        Mid Cap Value Fund                                  141
        Growth Equity Fund                                2,554
        Blue Chip Fund                                       --
        Disciplined Equity Fund                             201
        Value Equity Fund                                95,914
        Basic Value Fund                                     --
        Balanced Fund                                   119,716

FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). As such, and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing and other requirements of the Code. Therefore, no provision for federal income or excise tax is necessary.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. Distributions in excess of tax basis earnings and profits attributable to permanent differences, if any, are reported in the Funds' financial statements as a return of capital. Differences in the recognition of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

At December 31, 2002 the Funds had capital loss carryforwards as follows:

                                                        EXPIRATION
                                         AMOUNT            DATE
                                      ------------      ----------
        Emerging Growth Fund          $  3,342,055      12/31/2009
                                         2,017,103      12/31/2010
        Aggressive Growth Fund             304,749      12/31/2009
                                           726,182      12/31/2010
        Capital Appreciation Fund           67,819      12/31/2009
                                           659,598      12/31/2010
        Focused Equity Fund              1,073,190      12/31/2009
                                         1,748,316      12/31/2010
        Diversified Mid-Cap Fund            72,292      12/31/2009
                                           219,901      12/31/2010
        Mid Cap Value Fund                  24,706      12/31/2009
                                           463,223      12/31/2010
        Growth Equity Fund                 521,759      12/31/2009
                                           783,308      12/31/2010
        Blue Chip Fund                      33,457      12/31/2009
                                           358,437      12/31/2010
        Disciplined Equity Fund          1,169,236      12/31/2009
                                         1,762,781      12/31/2010
        Value Equity Fund                  172,969      12/31/2009
                                           514,316      12/31/2010
        Basic Value Fund                    51,879      12/31/2009
                                           352,955      12/31/2010
        Balanced Fund                    2,154,455      12/31/2010

The Funds elected to defer to their fiscal year ending December 31, 2003 losses recognized during the period from November 1, 2002 to December 31, 2002 as follows:

                                                         AMOUNT
                                                      ------------
        Emerging Growth Fund                          $     85,323
        Aggressive Growth Fund                              95,067
        Capital Appreciation                                 6,149
        Focused Equity Fund                                220,530
        Diversified Mid-Cap Fund                           148,433
        Mid Cap Value Fund                                  18,086
        Growth Equity Fund                                  91,558
        Blue Chip Fund                                      50,860
        Disciplined Equity Fund                            209,132
        Value Equity Fund                                  331,552
        Basic Value Fund                                     2,875
        Balanced Fund                                      343,698

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

LSA Asset Management LLC (the "Manager") serves as investment manager to the Funds pursuant to an Investment Management Agreement with the Trust. LSA Asset Management LLC is a wholly owned subsidiary of Allstate Life Insurance Company, which is wholly owned by Allstate Insurance Company, a wholly owned subsidiary of The Allstate

Corporation. The Manager is entitled to receive from each Fund a management fee, payable monthly, at an annual rate as a percentage of average daily net assets of each Fund as set forth in the table below.

                       FUND                     MANAGEMENT FEES
        -----------------------------------     ---------------
        Emerging Growth Equity Fund                  1.05%
        Aggressive Growth Fund                       0.95%
        Capital Appreciation Fund                    0.90%
        Focused Equity Fund                          0.95%
        Diversified Mid-Cap Fund                     0.90%
        Mid Cap Value Fund                           0.85%
        Growth Equity Fund                           0.85%
        Blue Chip Fund                               0.90%
        Disciplined Equity Fund                      0.75%
        Value Equity Fund                            0.80%
        Basic Value Fund                             0.90%
        Balanced Fund                                0.80%

The Manager has entered into an advisory agreement for each Fund pursuant to which the Manager has appointed an Adviser to carry out the day-to-day investment and reinvestment of the assets of the relevant Fund. The fees of the Advisers are paid by the Manager. The following table lists the Adviser of each Fund.

                   FUND                                 ADVISER
        ---------------------------     ----------------------------------------
        Emerging Growth Equity Fund     RS Investment Management, L.P.
        Aggressive Growth Fund          Van Kampen Asset Management Inc.
        Capital Appreciation Fund       Janus Capital Management LLC
        Focused Equity Fund             Van Kampen
        Diversified Mid-Cap Fund        Fidelity Management & Research Company
        Mid Cap Value Fund              Van Kampen Asset Management Inc.
        Growth Equity Fund              Goldman Sachs Asset Management
        Blue Chip Fund                  A I M Capital Management, Inc.
        Disciplined Equity Fund         J.P. Morgan Investment Management Inc.
        Value Equity Fund               Salomon Brothers Asset Management Inc
        Basic Value Fund                A I M Capital Management, Inc.
        Balanced Fund                   OpCap Advisors

The Manager has currently agreed to reduce its fees or reimburse the Funds for expenses above certain limits. Currently this limit is set so that no Fund will incur expenses (not including interest, taxes, or brokerage commissions) that annually exceed the amount of its management fee plus .30% of its average daily net assets. Commencing May 1, 2002 and continuing for three years thereafter, under certain circumstances the Manager may recapture any amounts waived or reimbursed provided the Fund remains within its operating expense limit. The amount of reimbursement is presented net of accrued management fees as a receivable from the Manager in the Statements of Assets and Liabilities. The Manager is contractually obligated to continue this arrangement through April 30, 2004 for the Focused Equity Fund and through at least April 30, 2003 for all other Funds in the Trust.

The Funds have entered into an agreement with Fidelity Capital Markets (the "broker") whereby the broker will rebate a portion of the brokerage commissions. Amounts earned by the Funds under such agreement are presented as a reduction of expenses in the Statements of Operations. For the year ended December 31, 2002, reduction of expenses under this agreement were as follows:

                      FUND                      COMMISSION RECAPTURE
        -----------------------------------     --------------------
        Emerging Growth Equity Fund                $          --
        Aggressive Growth Fund                               601
        Capital Appreciation Fund                             --
        Focused Equity Fund                                2,383
        Diversified Mid-Cap Fund                             472
        Mid Cap Value Fund                                 1,530
        Growth Equity Fund                                   756
        Blue Chip Fund                                       256
        Disciplined Equity Fund                                2
        Value Equity Fund                                     --
        Basic Value Fund                                     437
        Balanced Fund                                      2,052

The Funds pay no salaries or compensation to any officer or Trustee affiliated with the Manager or Investors Bank and Trust Company (the "Administrator"). The compensation of unaffiliated Trustees is borne by the Funds.

At December 31, 2002, separate accounts of Allstate Life Insurance Company and its subsidiaries owned 100% of the outstanding shares of the Funds.

3. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2002, were as follows:

                                                   U.S.
                                                GOVERNMENT       OTHER LONG-
                                                SECURITIES     TERM SECURITIES
                                                ----------     ---------------
        Purchases
            Emerging Growth Equity Fund         $       --     $    10,073,475
            Aggressive Growth Fund                      --           8,951,642
            Capital Appreciation Fund                   --           2,794,372
            Focused Equity Fund                         --          11,960,698
            Diversified Mid-Cap Fund                    --           8,780,152
            Mid Cap Value Fund                          --          11,967,181
            Growth Equity Fund                          --           4,084,629
            Blue Chip Fund                              --           4,938,722
            Disciplined Equity Fund                     --           8,623,805
            Value Equity Fund                           --           8,605,054
            Basic Value Fund                            --           7,756,620
            Balanced Fund                        1,441,094          15,868,361

                                                   U.S.
                                                GOVERNMENT       OTHER LONG-
                                                SECURITIES     TERM SECURITIES
                                                ----------     ---------------
        Sales
            Emerging Growth Equity Fund         $       --     $     9,575,662
            Aggressive Growth Fund                      --           6,566,102
            Capital Appreciation Fund                   --           1,787,055
            Focused Equity Fund                         --          11,639,259
            Diversified Mid-Cap Fund                    --           5,468,962
            Mid Cap Value Fund                          --           4,051,960
            Growth Equity Fund                          --           1,851,243
            Blue Chip Fund                              --           2,149,483
            Disciplined Equity Fund                     --           5,978,824
            Value Equity Fund                           --           4,257,470
            Basic Value Fund                            --           1,451,934
            Balanced Fund                          892,734           9,024,133

The following table denotes cost and gross unrealized appreciation/depreciation for Federal income tax purposes at December 31, 2002:

                                                                                                       NET
                                            FEDERAL          TAX BASIS          TAX BASIS           UNREALIZED
                                          INCOME TAX         UNREALIZED         UNREALIZED         APPRECIATION
                                             COST           APPRECIATION       DEPRECIATION       (DEPRECIATION)
                                        --------------     --------------     --------------      --------------
        Emerging Growth Equity Fund     $    5,268,023     $           --     $     (637,443)     $     (637,443)
        Aggressive Growth Fund               3,776,460            121,117           (170,895)            (49,778)
        Capital Appreciation Fund            3,088,485             64,866           (360,199)           (295,333)
        Focused Equity Fund                  6,192,079                 --           (792,689)           (792,689)
        Diversified Mid-Cap Fund             6,029,189            118,873           (642,214)           (523,341)
        Mid Cap Value Fund                   9,995,605            644,528           (417,894)            226,634
        Growth Equity Fund                  10,512,511            129,925         (2,356,625)         (2,226,700)
        Blue Chip Fund                       5,017,187                 --           (717,797)           (717,797)
        Disciplined Equity Fund             13,025,736             70,805         (2,198,812)         (2,128,007)
        Value Equity Fund                   12,947,522            297,785         (2,209,807)         (1,912,022)
        Basic Value Fund                     8,713,759             21,201         (1,130,093)         (1,108,892)
        Balanced Fund                       14,275,697            537,529         (1,063,836)           (526,307)

4. SHARES OF BENEFICIAL INTEREST

At December 31, 2002 an unlimited number of shares of beneficial interest without par value were authorized. Changes in shares of beneficial interest were as follows:

                                             EMERGING GROWTH                       AGGRESSIVE
                                               EQUITY FUND                        GROWTH FUND
                                     ------------------------------      ------------------------------
                                      YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
                                     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                         2002              2001              2002              2001
                                     ------------      ------------      ------------      ------------
        Shares sold                       276,340           120,997         1,058,296           270,457
        Shares repurchased               (176,896)          (90,685)         (673,597)              (14)
        Distributions reinvested               --               262                --                --
                                     ------------      ------------      ------------      ------------
        Net increase                       99,444            30,574           384,699           270,443
        Fund shares:
            Beginning of period           912,069           881,495           270,443                --
                                     ------------      ------------      ------------      ------------
            End of period               1,011,513           912,069           655,142           270,443
                                     ============      ============      ============      ============

                                        CAPITAL APPRECIATION FUND             FOCUSED EQUITY FUND
                                     ------------------------------      ------------------------------
                                      YEAR ENDED       PERIOD ENDED       YEAR ENDED        YEAR ENDED
                                     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                         2002              2001              2002              2001
                                     ------------      ------------      ------------      ------------
        Shares sold                       163,669           309,895           232,887           153,386
        Shares repurchased                (14,223)             (314)         (160,834)          (27,740)
        Distributions reinvested               --                --                --               526
                                     ------------      ------------      ------------      ------------
        Net increase                      149,446           309,581            72,053           126,172
        Fund shares:
            Beginning of period           309,581                --           876,094           749,922
                                     ------------      ------------      ------------      ------------
            End of period                 459,027           309,581           948,147           876,094
                                     ============      ============      ============      ============

                                        DIVERSIFIED MID-CAP FUND               MID CAP VALUE FUND
                                     ------------------------------      ------------------------------
                                      YEAR ENDED       PERIOD ENDED       YEAR ENDED       PERIOD ENDED
                                     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                         2002              2001              2002              2001
                                     ------------      ------------      ------------      ------------
        Shares sold                       413,341           325,045           937,349           262,381
        Shares repurchased                (55,115)             (505)         (123,667)             (159)
        Distributions reinvested              638               212             2,241               909
                                     ------------      ------------      ------------      ------------
        Net increase                      358,864           324,752           815,923           263,131
        Fund shares:
            Beginning of period           324,752                --           263,131                --
                                     ------------      ------------      ------------      ------------
            End of period                 683,616           324,752         1,079,054           263,131
                                     ============      ============      ============      ============

                                           GROWTH EQUITY FUND                    BLUE CHIP FUND
                                     ------------------------------      ------------------------------
                                      YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
                                     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                         2002              2001              2002              2001
                                     ------------      ------------      ------------      ------------
        Shares sold                       446,796           194,089           386,487           274,764
        Shares repurchased               (196,839)          (40,723)          (19,867)           (2,889)
        Distributions reinvested              445                32                --                --
                                     ------------      ------------      ------------      ------------
        Net increase                      250,402           153,398           366,620           271,875
        Fund shares:
            Beginning of period           947,032           793,634           271,875                --
                                     ------------      ------------      ------------      ------------
            End of period               1,197,434           947,032           638,495           271,875
                                     ============      ============      ============      ============

                                         DISCIPLINED EQUITY FUND               VALUE EQUITY FUND
                                     ------------------------------      ------------------------------
                                      YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                         2002              2001              2002              2001
                                     ------------      ------------      ------------      ------------
        Shares sold                       422,147           159,731           501,971           262,578
        Shares repurchased                (75,005)          (39,321)          (99,457)          (62,906)
        Distributions reinvested            8,043             3,194                --            26,641
                                     ------------      ------------      ------------      ------------
        Net increase                      355,185           123,604           402,514           226,313
        Fund shares:
            Beginning of year           1,352,398         1,228,794           969,797           743,484
                                     ------------      ------------      ------------      ------------
            End of year                 1,707,583         1,352,398         1,372,311           969,797
                                     ============      ============      ============      ============

                                            BASIC VALUE FUND                     BALANCED FUND
                                     ------------------------------      ------------------------------
                                      YEAR ENDED       PERIOD ENDED       YEAR ENDED        YEAR ENDED
                                     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                         2002              2001              2002              2001
                                     ------------      ------------      ------------      ------------
        Shares sold                       855,998           295,563           866,596           278,080
        Shares repurchased               (112,539)             (541)         (197,699)          (27,275)
        Distributions reinvested               --                37            24,018            72,982
                                     ------------      ------------      ------------      ------------
        Net increase                      743,459           295,059           692,915           323,787
        Fund shares:
            Beginning of period           295,059                --         1,069,403           745,616
                                     ------------      ------------      ------------      ------------
            End of period               1,038,518           295,059         1,762,318         1,069,403
                                     ============      ============      ============      ============

5. FUTURES CONTRACTS

A summary of long open futures contracts for the Trust at December 31, 2002 is as follows:

                                                                 EXPIRATION    UNDERLYING FACE    UNREALIZED
                  FUND                  CONTRACT     POSITION       DATE       AMOUNT AT VALUE    GAIN (LOSS)
        -------------------------       --------     --------    ----------    ---------------    -----------
        Blue Chip Fund                   S&P 500       150         3/21/03         131,835          (2,461)

6. MERGER

On December 4th, the Board of Trustees approved a proposed reorganization between the Disciplined Equity Fund (the "Target Fund") and the Focused Equity Fund (the "Acquiring Fund") providing for the transfer of all assets and all liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Target Fund equal in value to the aggregate net asset value of the Acquiring Fund (the "Reorganization"). The Reorganization provides for the complete liquidation of the Target Fund. The reorganization is expected to take effect on May 1, 2003. Additionally effective May 1, 2003, the Acquiring Fund will change its name to the Equity Growth Fund. The Reorganization is subject to approval by the shareholders of the Target Fund.

7. FEDERAL TAX INFORMATION (UNAUDITED)

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended December 31, 2002 qualified for the dividends received deduction, as follows:

        Diversified Mid-Cap Fund              100.00%
        Mid Cap Value Fund                    100.00%
        Growth Equity Fund                    100.00%
        Disciplined Equity Fund               100.00%
        Balanced Fund                          41.84%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 2002 as follows:

                                               AMOUNT
                                              --------
        Balanced Fund                         $ 46,330

                                   INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of the LSA Variable Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of LSA Variable Series Trust, including Emerging Growth Equity Fund, Aggressive Growth Fund, Capital Appreciation Fund, Focused Equity Fund, Diversified Mid-Cap Fund, Mid Cap Value Fund, Growth Equity Fund, Blue Chip Fund, Disciplined Equity Fund, Value Equity Fund, Basic Value Fund and Balanced Fund (collectively the "Funds") as of December 31, 2002, and the related statements of operations, changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at December 31, 2002, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
February 7, 2003
Chicago, Illinois

LSA VARIABLE SERIES TRUST
MANAGEMENT OF THE TRUST (UNAUDITED)

Listed below are the name of the Trustees and principal officers of the Trust, along with their ages, business address, and principal business occupations during the previous five years. The SAI contains additional information about the Trustees and is available without charge upon request by calling 1-800-865-5237.

DISINTERESTED TRUSTEES:(1),(2)

Karen J. May and Arthur S. Nicholas have served as Trustees of the Trust since its inception in September 1999. Robert S. Engelman, Jr. has served as Trustee of the Trust since October 1999. Each Trustee oversees the 12 Funds which comprise the Trust. The business address for each Trustee is 3100 Sanders Road, Northbrook, Illinois, 60062, c/o LSA Variable Series Trust.

                                                      PRINCIPAL OCCUPATION(S)                                OTHER DIRECTORSHIPS(3)
        NAME AND AGE                                  DURING PAST FIVE YEARS                                          HELD
----------------------------     ---------------------------------------------------------------------      ------------------------
Robert S. Engelman, Jr. (60)     - 2001-Present: President, EIC, Inc. (private investment company)             MB Financial, Inc.
                                 - 2001-Present: President, MRE, Inc. (private investment company)
                                 - 1998-2001: Chairman of the Board, MB Financial, Inc. (bank holding company)
                                 - 1998: President and Chief Executive Officer, Avondale Financial
                                   Corp./Avondale Bank

Karen J. May (44)                - 2000-Present: Corporate Vice President, Human Resources, Baxter                    None
                                   International, Inc. (healthcare)
                                 - 1998-2000: Vice President, Global Planning and Staffing, Baxter
                                   International, Inc.
                                 - 1998: Vice President, International Finance, Baxter
                                   International, Inc.

Arthur S. Nicholas (72)          - 1998-Present: Owner-President, The Antech Group (management                        None
                                   consulting)

INTERESTED TRUSTEES:(2)

John R. Hunter has served as Trustee of the Trust and Chairman of the Board since October 2002. Michael J. Velotta has served as Trustee of the Trust since October 1999. Each Trustee oversees the 12 Funds which comprise the Trust. The business address for each Trustee is Allstate Financial, 3100 Sanders Road, Northbrook, Illinois, 60062.

                                                                                                                     OTHER
                                                      PRINCIPAL OCCUPATION(S)                                   DIRECTORSHIPS(3)
        NAME AND AGE                                  DURING PAST FIVE YEARS                                          HELD
----------------------------     ----------------------------------------------------------------------     ------------------------
John R. Hunter(5),(7) (47)       - 1998-Present: Vice President, Allstate Life Insurance Company                      None

Michael J. Velotta(4) (56)       - 1998-Present: Senior Vice President, General Counsel and Secretary,                None
                                   Allstate Life Insurance Company

OFFICERS:(6)

The business address for each officer of the Trust, except for Ms. Surprise, is Allstate Financial, 3100 Sanders Road, Northbrook, Illinois, 60062. The business address for Ms. Surprise is Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts, 02116.

NAME, AGE AND                  LENGTH OF TIME SERVED                           PRINCIPAL OCCUPATION(S)
TRUST POSITION(S) HELD            AS TRUST OFFICER                             DURING PAST FIVE YEARS
----------------------------   ---------------------    --------------------------------------------------------------------
Jeanette J. Donahue(7) (52)    Since September 1999     - 1998-Present: Director, Allstate Life Insurance Company
Vice President and Chief
Operations Officer

Todd P. Halstead(7) (46)       Since February 2000      - 1998-Present: Director, Allstate Life Insurance Company
Treasurer

John R. Hunter(7) (47)         Since September 1999     - 1998-Present: Vice President, Allstate Life Insurance Company
President

Cynthia J. Surprise (56)       Since February 2000      - 1999-Present: Director and Counsel, Investors Bank & Trust Company
Secretary
                                                        - 1998-1999: Vice President, State Street Bank & Trust Company

Bruce A. Teichner(7) (43)      Since February 2001      - 1998-Present: Associate Counsel, Allstate Life Insurance Company
Assistant Secretary
                                                        - 1998: Assistant Counsel, Allstate Insurance Company

Tim N. Vander Pas(7) (41)         Since May 2002        - 1998-Present: Assistant Vice President, Allstate Life Insurance
Chief Compliance Officer                                  Company

(1) Each Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act, is referred to as a "disinterested Trustee."
(2) Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent, or is removed or, if sooner, until the next meeting of the Trust's shareholders and until the election and qualification of his or her successor.
(3) Directorships include public companies and any company registered as an investment company.
(4) Mr. Velotta is considered an "interested person" of the Trust, as defined in the 1940 Act, because he is: a member of the Board of Managers and officer of LSA Asset Management LLC, investment adviser to the Trust; Senior Vice President, General Counsel and Secretary to Allstate Life Insurance Company, the parent company of LSA Asset Management LLC; and a director, the Secretary and a registered representative of ALFS, Inc., the Trust's distributor.
(5) Mr. Hunter is considered an "interested person" of the Trust, as defined in the 1940 Act, because he is: Chairman of the Board of Managers and officer of LSA Asset Management LLC, investment adviser to the Trust; Vice President of Allstate Life Insurance Company, the parent company of LSA Asset Management LLC, investment adviser to the Trust; and a director, the President and Chief Executive Officer, and a registered representative of ALFS, Inc., the Trust's distributor.
(6) Pursuant to the Trust's By-laws, officers of the Trust are appointed by the Board of Trustees, and serve at the pleasure of the Board. Officers may resign from the Trust at any time.
(7) Ms. Donahue, Mr. Halstead, Mr. Hunter, Mr. Teichner and Mr. Vander Pas are officers of LSA Asset Management LLC, investment adviser to the Trust. Mr. Hunter and Mr. Vander Pas are also members of the Board of Managers of LSA Asset Management LLC. Mr. Hunter is the President and Chief Executive Officer of ALFS, Inc., the Trust's distributor. Ms. Donahue and Mr. Hunter are also registered representatives of ALFS, Inc.

SEMI ANNUAL REPORT

EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.

AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.

CAPITAL APPRECIATION FUND
ADVISED BY: JANUS CAPITAL MANAGEMENT LLC

EQUITY GROWTH FUND
ADVISED BY: VAN KAMPEN

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY

MID CAP VALUE FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.

CAPITAL GROWTH FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT, L.P.

BLUE CHIP FUND
ADVISED BY: AIM CAPITAL MANAGEMENT, INC.

VALUE EQUITY FUND
ADVISED BY: SALOMON BROTHERS ASSET MANAGEMENT INC.

BASIC VALUE FUND
ADVISED BY: AIM CAPITAL MANAGEMENT, INC.

BALANCED FUND
ADVISED BY: OPCAP ADVISORS


JUNE 30, 2003

LSA VARIABLE SERIES TRUST

Shares of funds within the LSA Variable Series Trust are not deposits or other obligations of any financial institution, are not guaranteed by any financial institution, are not insured by the FDIC or any agency, and involve investment risks, including the possible loss of the principal amount invested.

This Semi-Annual Report is submitted for the general information of the shareholders of the funds within the LSA Variable Series Trust ("LSA Funds"). It is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus which contains additional information on how to purchase shares of the LSA Funds, as well as information about management fees and other expenses. An investor should read the prospectus carefully before investing or sending money.

August 6, 2003

Dear Shareholder:

We are pleased to present the LSA Variable Series Trust Semi-Annual Report for the period ending June 30, 2003.

During the past six months, the stock market has clearly started to reverse the negative performance of the past few years. While this is encouraging, it is important to remember that the financial markets will have periods of good and bad performance in the short-term. Your variable insurance contract provides a number of different investment choices. By dividing your money among them, you can help limit the impact that a decline in any single asset class may have on your overall portfolio.

As always, if you have any questions on any of the LSA Funds, just ask your investment professional. Your investment professional knows your individual circumstances best and can help you create a diversified portfolio that is right for your needs.


Sincerely,

/s/ John R. Hunter
JOHN R. HUNTER
PRESIDENT
LSA Variable Series Trust

EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2003

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS - 96.5%
              ADVERTISING - 0.7%
        3,900 Doubleclick, Inc.*                                        $      36,075
        1,650 Valueclick, Inc.*                                                 9,949
                                                                        -------------
                                                                               46,024
                                                                        -------------
              AEROSPACE & DEFENSE - 0.1%
          400 MTC Technologies, Inc.*                                           9,384
                                                                        -------------
              AIRLINES - 1.2%
        2,050 JetBlue Airways Corp.*                                           86,694
                                                                        -------------
              APPAREL RETAILERS - 3.1%
        4,950 Pacific Sunwear of California, Inc.*                            119,245
        2,650 Urban Outfitters, Inc.*                                          95,135
                                                                        -------------
                                                                              214,380
                                                                        -------------
              BANKING - 1.6%
        1,050 AmeriCredit Corp.*                                                8,977
        1,300 Boston Private Financial Holdings, Inc.                          27,404
        5,450 Net.B@nk, Inc.                                                   71,722
                                                                        -------------
                                                                              108,103
                                                                        -------------
              BEVERAGES, FOOD & TOBACCO - 0.7%
        2,950 Peet's Coffee & Tea, Inc.*                                       51,507
                                                                        -------------
              CHEMICALS - 0.8%
        2,200 Applied Films Corp.*                                             56,936
                                                                        -------------
              COMMERCIAL SERVICES - 14.4%
          250 Advisory Board Co.*                                              10,130
        2,900 Bright Horizons Family Solutions, Inc.*                          97,324
          950 Career Education Corp.*                                          64,999
        1,800 Corporate Executive Board Co.*                                   72,954
        1,600 Digitas, Inc.*                                                    7,936
        3,400 eResearch Technology, Inc.*                                      75,344
        6,400 Exact Sciences Corp.*                                            70,144
        1,950 FTI Consulting, Inc.*                                            48,691
        1,700 Global Payments, Inc.                                            60,350
          350 IMPAC Medical Systems, Inc.*                                      7,308
        3,350 Kroll, Inc.*                                                     90,651
        1,150 Leapfrog Enterprises, Inc.*                                      36,581
        4,200 Navigant Consulting, Inc.*                                       49,770
        6,050 Overture Services, Inc.*                                        109,686
        1,850 Pharmaceutical Product Development, Inc.*                        53,150
        1,500 Regeneration Technologies*                                       19,935
        3,500 Telik, Inc.*                                              $      56,245
        1,500 University of Phoenix Online*                                    76,050
                                                                        -------------
                                                                            1,007,248
                                                                        -------------
              COMMUNICATIONS - 1.3%
        4,500 Centillium Communications, Inc.*                                 44,595
          800 Ciena Corp.*                                                      4,152
        1,700 Sierra Wireless, Inc.*                                           10,506
        3,000 Sonus Networks, Inc.*                                            15,090
        1,500 Verisity Ltd.*                                                   17,910
                                                                        -------------
                                                                               92,253
                                                                        -------------
              COMPUTER INTEGRATED SYSTEMS DESIGN - 0.2%
        5,150 Ariba, Inc.*                                                     15,295
                                                                        -------------
              COMPUTER PROGRAMMING SERVICES - 3.0%
        2,250 Business Objects SA - ADR*                                       49,387
        2,950 Cognizant Technology Solutions Corp.*                            71,862
        2,300 Documentum, Inc.*                                                45,241
        2,100 Kana Software, Inc.*                                              6,363
        3,700 Portal Software*                                                  7,400
        3,150 RealNetworks, Inc.*                                              21,357
          600 VeriSign, Inc.*                                                   8,298
                                                                        -------------
                                                                              209,908
                                                                        -------------
              COMPUTER RELATED SERVICES - 1.0%
        1,050 Checkfree Corp.*                                                 29,232
          300 Espeed, Inc. - Class A*                                           5,928
        4,050 Ixia*                                                            26,041
          800 WebEx Communications, Inc.*                                      11,160
                                                                        -------------
                                                                               72,361
                                                                        -------------
              COMPUTER SOFTWARE & PROCESSING - 4.0%
        4,050 Agile Software Corp.*                                            39,082
        2,600 Anteon International Corp.*                                      72,566
        6,850 CNET Networks, Inc.*                                             42,675
        2,550 Ebookers.Com Plc - ADR*                                          40,933
        4,850 Pinnacle Systems, Inc.*                                          51,895
        1,100 SRA International, Inc. - Class A*                               35,200
                                                                        -------------
                                                                              282,351
                                                                        -------------
              COMPUTERS & INFORMATION - 2.8%
        1,400 Emulex Corp.*                                                    31,878
       10,550 M-Systems Flash Disk Pioneers Ltd.*                             117,421
        2,000 NetScreen Technologies, Inc.*                                    45,100
                                                                        -------------
                                                                              194,399
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              DATA PROCESSING AND PREPARATION - 0.6%
          450 Alliance Data Systems Corp.*                              $      10,530
        2,850 WebMD Corp.*                                                     30,865
                                                                        -------------
                                                                               41,395
                                                                        -------------
              ELECTRICAL EQUIPMENT - 1.0%
        2,000 Wilson Greatbatch Technologies, Inc.*                            72,200
                                                                        -------------
              ELECTRONICS - 11.5%
        4,550 ASM International NV*                                            67,658
        4,350 August Technology Corp.*                                         27,622
        2,050 Cree, Inc.*                                                      33,374
        3,600 DSP Group, Inc.*                                                 77,508
        2,950 Exar Corp.*                                                      46,698
          600 Genesis Microchip, Inc.*                                          8,124
          900 Genus, Inc.*                                                      2,430
        1,750 Integrated Circuit Systems, Inc.*                                55,002
        3,650 Integrated Device Technology, Inc.*                              40,332
        2,750 Intersil Holding Corp.*                                          73,178
        3,700 Marvell Technology Group Ltd.*                                  127,169
        2,600 OmniVision Technologies, Inc.*                                   81,120
        5,150 PLX Technology, Inc.*                                            20,291
        1,050 PMC-Sierra, Inc.*                                                12,317
        1,950 Power Integrations, Inc.*                                        47,424
        1,500 Silicon Laboratories, Inc.*                                      39,960
        1,500 Virage Logic Corp.*                                              10,860
        1,600 Zoran Corp.*                                                     30,736
                                                                        -------------
                                                                              801,803
                                                                        -------------
              FINANCIAL SERVICES - 0.6%
        6,900 E-LOAN, Inc.*                                                    40,227
                                                                        -------------
              HEALTH CARE PROVIDERS - 6.6%
        2,850 Accredo Health, Inc.*                                            62,130
        1,950 Covance, Inc.*                                                   35,295
          350 Gen-Probe, Inc.*                                                 14,305
        2,350 Inveresk Research Group, Inc.*                                   42,277
          600 LifePoint Hospitals, Inc.*                                       12,564
        1,700 Odyssey Healthcare, Inc.*                                        62,900
        3,500 Sunrise Assisted Living, Inc.*                                   78,330
        5,700 United Surgical Partners International, Inc.*                   128,763
        1,250 VCA Antech, Inc.*                                                24,463
                                                                        -------------
                                                                              461,027
                                                                        -------------
              HEAVY MACHINERY - 0.7%
          100 FormFactor, Inc.*                                         $       1,770
        2,550 Ultratech, Inc.*                                                 47,150
                                                                        -------------
                                                                               48,920
                                                                        -------------
              HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.6%
        2,750 Select Comfort Corp.*                                            45,045
                                                                        -------------
              INFORMATION RETRIEVAL SERVICES - 6.3%
        6,300 Ask Jeeves, Inc.*                                                86,625
        1,100 Autobytel, Inc.*                                                  6,864
        1,850 Avocent Corp.*                                                   55,371
        1,950 CoStar Group, Inc.*                                              58,227
        2,550 Digital Insight Corp.*                                           48,578
        5,600 Infospace, Inc.*                                                 75,992
        2,300 LendingTree, Inc.*                                               56,304
        2,800 Radware Ltd.*                                                    47,964
                                                                        -------------
                                                                              435,925
                                                                        -------------
              INSURANCE - 0.6%
        1,150 AMERIGROUP Corp.*                                                42,780
                                                                        -------------
              LODGING - 2.1%
          900 Four Seasons Hotels, Inc.                                        38,934
        4,150 Station Casinos, Inc.*                                          104,788
                                                                        -------------
                                                                              143,722
                                                                        -------------
              MEDIA - BROADCASTING & PUBLISHING - 2.2%
        1,550 COX Radio, Inc. - Class A*                                       35,821
        1,900 Entravision Communications Corp. - Class A*                      21,565
        1,100 Radio One, Inc. - Class A*                                       19,646
        4,100 Radio One, Inc. - Class D*                                       72,857
                                                                        -------------
                                                                              149,889
                                                                        -------------
              MEDICAL SUPPLIES - 5.6%
        1,050 Advanced Neuromodulation Systems, Inc.*                          54,359
          500 Align Technology, Inc.*                                           6,275
        1,900 Biosite Diagnostics, Inc.*                                       91,390
        1,400 Inamed Corp.*                                                    75,166
        1,700 Integra LifeSciences Holdings Corp.*                             44,846
        3,650 LTX Corp.*                                                       31,463
          700 Nanometrics, Inc.*                                                4,956
        1,700 Osteotech, Inc.*                                                 23,103

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              MEDICAL SUPPLIES (CONTINUED)
        1,150 Photon Dynamics, Inc.*                                    $      31,775
        1,600 Rudolph Technologies, Inc.*                                      25,536
                                                                        -------------
                                                                              388,869
                                                                        -------------
              METALS - 0.7%
        3,350 Steel Dynamics, Inc.*                                            45,895
                                                                        -------------
              PHARMACEUTICALS - 8.9%
          400 Able Laboratories, Inc.*                                          7,920
        1,700 Andrx Corp. - Andrx Group*                                       33,830
        1,400 Angiotech Pharmaceuticals, Inc.*                                 57,036
        4,150 Atherogenics, Inc.*                                              61,960
        4,050 Cima Labs, Inc.*                                                108,905
          900 Impax Laboratories, Inc.*                                        10,791
        1,100 Inspire Pharmaceuticals, Inc.*                                   11,880
        1,550 K-V Pharmaceutical Co. - Class A*                                43,090
        1,500 Martek Biosciences Corp.*                                        64,410
        1,800 Medicines Co.*                                                   35,442
          250 MGI Pharma, Inc.*                                                 6,408
          950 Neurocrine Biosciences, Inc.*                                    47,443
          450 NPS Pharmaceuticals, Inc.*                                       10,953
          100 Penwest Pharmaceuticals Co.*                                      2,437
        1,350 Pharmaceutical Resources, Inc.*                                  65,691
          650 Priority Healthcare Corp. - Class B*                             12,058
          800 Taro Pharmaceuticals Industries Ltd.*                            43,904
                                                                        -------------
                                                                              624,158
                                                                        -------------
              PREPACKAGED SOFTWARE - 6.3%
        4,550 Altiris, Inc.*                                                   91,228
          350 Barra, Inc.*                                                     12,495
        2,100 Concur Technologies, Inc.*                                       21,147
        1,900 Magma Design Automation, Inc.*                                   32,585
          200 Merge Technologies, Inc.*                                         2,610
        2,800 Micromuse, Inc.*                                                 22,372
        1,300 MicroStrategy, Inc. - Class A*                                   47,359
        3,950 Packeteer, Inc.*                                                 61,502
        3,450 Quest Software, Inc.*                                            41,055
        5,850 Retek, Inc.*                                                     37,440
        3,000 Verity, Inc.*                                                    37,980
        3,750 webMethods, Inc.*                                                30,488
                                                                        -------------
                                                                              438,261
                                                                        -------------
              RADIO TELEPHONE COMMUNICATIONS - 0.6%
        3,600 Wireless Facilities, Inc.*                                       42,840
                                                                        -------------
              RESTAURANTS - 0.1%
          800 Chicago Pizza & Brewery, Inc.*                            $       8,000
                                                                        -------------
              RETAILERS - 4.0%
        2,750 Cost Plus, Inc.*                                                 98,065
        1,350 Csk Auto Corp.*                                                  19,508
          700 Guitar Center, Inc.*                                             20,300
          700 Kenneth Cole Productions, Inc. - Class A*                        13,643
        2,400 Kirkland's, Inc.*                                                38,760
        1,591 Priceline.com, Inc.*                                             35,622
        1,100 Tractor Supply Co.*                                              52,525
                                                                        -------------
                                                                              278,423
                                                                        -------------
              TELEPHONE SYSTEMS - 1.0%
        1,250 Research In Motion Ltd.*                                         27,013
        1,600 West Corp.*                                                      42,640
                                                                        -------------
                                                                               69,653
                                                                        -------------
              TEXTILES, CLOTHING & FABRICS - 0.9%
        1,250 Coach, Inc.*                                                     62,175
                                                                        -------------
              TRANSPORTATION - 0.7%
        1,800 Forward Air Corp.*                                               45,666
                                                                        -------------
              TOTAL COMMON STOCKS
                (Cost $5,841,659)                                       $   6,733,716
                                                                        -------------
              RIGHTS AND WARRANTS - 0.3%
              TRANSPORTATION - 0.3%
          398 Expedia Inc. - Warrants, Expires 2/04/09
                (Cost $2,478)*                                          $      21,707
                                                                        -------------

              TOTAL INVESTMENTS - 96.8%
                (Cost $5,844,137)                                           6,755,423
              Other Assets and Liabilities
                (net) - 3.2%                                                  223,234
                                                                        -------------
              TOTAL NET ASSETS - 100.0%                                 $   6,978,657
                                                                        =============

              NOTES TO THE PORTFOLIO OF INVESTMENTS:
              ADR - American Depository Receipt
              * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2003

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS - 94.2%
              ADVERTISING - 1.2%
        1,270 Getty Images, Inc.*                                       $      52,451
        2,580 Monster Worldwide, Inc.*                                         50,903
                                                                        -------------
                                                                              103,354
                                                                        -------------
              APPAREL RETAILERS - 1.1%
        5,170 Gap, Inc.                                                        96,989
                                                                        -------------
              AUTOMOTIVE - 1.2%
          610 Magna International, Inc. - Class A                              41,035
          970 PACCAR, Inc.                                                     65,533
                                                                        -------------
                                                                              106,568
                                                                        -------------
              BANKING - 2.2%
          630 Golden West Financial Corp.                                      50,406
        2,260 New York Community Bancorp, Inc.                                 65,743
        1,940 SLM Corp.                                                        75,990
                                                                        -------------
                                                                              192,139
                                                                        -------------
              BUILDING MATERIALS - 1.0%
        2,580 Home Depot, Inc.                                                 85,450
                                                                        -------------
              COMMERCIAL SERVICES - 4.7%
        1,270 Apollo Group, Inc. - Class A*                                    78,435
        1,270 Career Education Corp.*                                          86,893
        1,900 eBay, Inc.*                                                     197,942
        1,970 R. R. Donnelley & Sons Co.                                       51,496
                                                                        -------------
                                                                              414,766
                                                                        -------------
              COMMUNICATIONS - 6.3%
        3,880 Comverse Technology, Inc.*                                       58,316
        2,580 EchoStar Communications Corp. - Class A*                         89,320
        6,460 Juniper Networks*                                                79,910
        3,250 McData Corp. - Class A*                                          47,677
        5,170 Network Appliance, Inc.*                                         83,806
        7,750 Nextel Communications, Inc. - Class A*                          140,120
        5,240 Xm Satelite Radio Holdings*                                      57,902
                                                                        -------------
                                                                              557,051
                                                                        -------------
              COMPUTER PROGRAMMING SERVICES - 1.4%
        2,560 Documentum, Inc.*                                                50,355
        1,900 Mercury Interactive Corp.*                                       73,359
                                                                        -------------
                                                                              123,714
                                                                        -------------
              COMPUTER RELATED SERVICES - 2.1%
        1,900 Checkfree Corp.*                                                 52,896
        1,940 GTECH Holdings Corp.*                                     $      73,041
        2,290 NetFlix.com, Inc.*                                               58,510
                                                                        -------------
                                                                              184,447
                                                                        -------------
              COMPUTERS & INFORMATION - 5.4%
        3,880 Foundry Networks, Inc.*                                          55,872
          630 International Game Technology*                                   64,468
          970 Lexmark International, Inc.*                                     68,647
        2,570 NetScreen Technologies, Inc.*                                    57,954
        1,900 Sandisk Corp.*                                                   76,665
        1,900 Storage Technology Corp.*                                        48,906
        5,170 Western Digital Corp.*                                           53,251
          630 Zebra Technologies Corp. - Class A*                              47,370
                                                                        -------------
                                                                              473,133
                                                                        -------------
              ELECTRONICS - 4.5%
        3,240 Broadcom Corp. - Class A*                                        80,708
        2,560 Marvell Technology Group Ltd.*                                   87,987
        1,920 Nvidia Corp.*                                                    44,179
        1,900 OmniVision Technologies, Inc.*                                   59,280
        1,290 QLogic Corp.*                                                    62,346
        6,460 Taiwan Semiconductor Manufacturing Co. Ltd. - ADR*               65,117
                                                                        -------------
                                                                              399,617
                                                                        -------------
              ENTERTAINMENT & LEISURE - 1.7%
        1,320 Avid Technology, Inc.*                                           46,292
        1,940 Brunswick Corp.                                                  48,539
        3,230 Hasbro, Inc.                                                     56,493
                                                                        -------------
                                                                              151,324
                                                                        -------------
              FINANCIAL SERVICES - 4.9%
        1,270 Capital One Financial Corp.                                      62,459
        1,270 Countrywide Financial Corp.                                      88,354
        2,580 Janus Capital Group, Inc.                                        42,312
          950 Legg Mason, Inc.                                                 61,703
        1,940 Lehman Brothers Holdings, Inc.                                  128,971
        1,290 T. Rowe Price Group, Inc.                                        48,698
                                                                        -------------
                                                                              432,497
                                                                        -------------
              HEALTH CARE PROVIDERS - 2.9%
        2,580 AdvancePCS*                                                      98,633
        1,270 Anthem, Inc.*                                                    97,981
        1,290 Coventry Health Care, Inc.*                                      59,546
                                                                        -------------
                                                                              256,160
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              HEAVY CONSTRUCTION - 0.4%
          640 Hovnanian Enterprises, Inc. - Class A*                    $      37,728
                                                                        -------------
              HEAVY MACHINERY - 2.2%
        1,940 Dover Corp.                                                      58,122
        2,580 Lam Research Corp.*                                              46,982
        1,900 Pall Corp.                                                       42,750
        1,270 Smith International, Inc.*                                       46,660
                                                                        -------------
                                                                              194,514
                                                                        -------------
              HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.1%
          650 Harman International                                             51,441
          650 Ryland Group, Inc.                                               45,110
                                                                        -------------
                                                                               96,551
                                                                        -------------
              HOUSEHOLD PRODUCTS - 0.8%
        9,690 Corning, Inc.*                                                   71,609
                                                                        -------------
              INDUSTRIAL - DIVERSIFIED - 1.0%
        1,290 Danaher Corp.                                                    87,785
                                                                        -------------
              INFORMATION RETRIEVAL SERVICES - 1.9%
        1,290 Avocent Corp.*                                                   38,610
        3,880 Yahoo!, Inc.*                                                   127,109
                                                                        -------------
                                                                              165,719
                                                                        -------------
              INSURANCE - 3.6%
        1,290 Aetna, Inc.                                                      77,658
        1,580 Fidelity National Financial, Inc.                                48,601
        1,940 Health Net, Inc.*                                                63,923
        1,290 Mid Atlantic Medical Services, Inc.*                             67,467
          650 Wellpoint Health Networks*                                       54,795
                                                                        -------------
                                                                              312,444
                                                                        -------------
              MEDIA - BROADCASTING & PUBLISHING - 2.1%
        2,580 Cablevision Systems Corp. - Class A*                             53,561
        3,230 InterActiveCorp*                                                127,811
                                                                        -------------
                                                                              181,372
                                                                        -------------
              MEDICAL SUPPLIES - 7.8%
          650 Allergan, Inc.                                                   50,115
          650 Bard (C.R.), Inc.                                                46,352
        1,280 Becton Dickinson & Co.                                           49,728
        1,940 Boston Scientific Corp.*                                        118,534
        1,650 Fisher Scientific International*                                 57,585
          970 Inamed Corp.*                                             $      52,079
        1,900 KLA - Tencor Corp.*                                              88,331
          970 Millipore Corp.*                                                 43,039
        1,940 St. Jude Medical, Inc.*                                         111,550
        1,290 Varian Medical Systems, Inc.*                                    74,265
                                                                        -------------
                                                                              691,578
                                                                        -------------
              OIL & GAS - 2.7%
        1,900 BJ Services Co.*                                                 70,984
        1,270 Burlington Resources, Inc.                                       68,669
        1,290 Patterson-UTI Energy, Inc.*                                      41,796
        2,583 XTO Energy, Inc.                                                 51,944
                                                                        -------------
                                                                              233,393
                                                                        -------------
              PHARMACEUTICALS - 13.7%
        1,940 Amgen, Inc.*                                                    128,894
        1,640 Biovail Corp.*                                                   77,178
        1,620 Celgene Corp.*                                                   49,248
        1,290 Genentech, Inc.*                                                 93,035
        1,900 Genzyme Corp.*                                                   79,420
        3,230 Gilead Sciences, Inc.*                                          179,523
        1,940 Invitrogen Corp.*                                                74,438
        2,580 Ivax Corp.*                                                      46,053
          940 Martek Biosciences Corp.*                                        40,364
        1,290 Medimmune, Inc.*                                                 46,917
        1,290 Pharmaceutical Resources, Inc.*                                  62,771
          980 Taro Pharmaceuticals Industries Ltd.*                            53,782
        2,580 Teva Pharmaceutical Industries Ltd. - ADR                       146,879
        1,910 Watson Pharmaceuticals, Inc.*                                    77,107
        1,250 Zimmer Holdings, Inc.*                                           56,313
                                                                        -------------
                                                                            1,211,922
                                                                        -------------
              PREPACKAGED SOFTWARE - 3.9%
        3,230 Citrix Systems, Inc.*                                            65,763
        1,290 Electronic Arts, Inc.*                                           95,447
          980 Fair Isaac Corp.                                                 50,421
        5,170 Micromuse, Inc.*                                                 41,308
        3,230 Veritas Software Corp.*                                          92,604
                                                                        -------------
                                                                              345,543
                                                                        -------------
              RADIO TELEPHONE COMMUNICATIONS - 1.4%
        5,170 Amdocs Ltd.*                                                    124,080
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              RESTAURANTS - 1.3%
        1,300 CBRL Group, Inc.                                          $      50,518
        1,290 P.F. Chang's China Bistro, Inc.*                                 63,481
                                                                        -------------
                                                                              113,999
                                                                        -------------
              RETAILERS - 5.2%
          980 Advanced Auto Parts, Inc.*                                       59,682
        4,520 Amazon.com, Inc.*                                               164,935
        3,230 Best Buy Co., Inc.*                                             141,862
        5,170 Dollar General Corp.                                             94,404
                                                                        -------------
                                                                              460,883
                                                                        -------------
              TELEPHONE SYSTEMS - 0.7%
        1,270 Adtran Inc.*                                                     65,138
                                                                        -------------
              TEXTILES, CLOTHING & FABRICS - 3.8%
        2,260 Coach, Inc.*                                                    112,412
        1,940 Liz Claiborne, Inc.                                       $      68,385
        2,580 Reebok International Ltd.*                                       86,765
        1,290 Timberland Co.*                                                  68,189
                                                                        -------------
                                                                              335,751
                                                                        -------------

              TOTAL INVESTMENTS - 94.2%
                (Cost $7,035,957)                                           8,307,218
              Other Assets and Liabilities
                (net) - 5.8%                                                  513,433
                                                                        -------------
              TOTAL NET ASSETS - 100.0%                                 $   8,820,651
                                                                        =============

              NOTES TO THE PORTFOLIO OF INVESTMENTS:
              ADR - American Depository Receipt
              * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION FUND
ADVISED BY: JANUS CAPITAL MANAGEMENT LLC
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2003

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS - 87.5%
              APPAREL RETAILERS - 1.2%
        1,135 Kohl's Corp.*                                             $      58,316
                                                                        -------------
              BANKING - 3.5%
          685 Fannie Mae                                                       46,196
        2,865 MBNA Corp.                                                       59,707
        1,695 SLM Corp.                                                        66,393
                                                                        -------------
                                                                              172,296
                                                                        -------------
              COMMERCIAL SERVICES - 4.9%
        4,375 Cendant Corp.*                                                   80,150
        1,145 eBay, Inc.*                                                     119,286
          875 Weight Watchers International, Inc.*                             39,804
                                                                        -------------
                                                                              239,240
                                                                        -------------
              COMPUTER PROGRAMMING SERVICES - 0.5%
          615 Mercury Interactive Corp.*                                       23,745
                                                                        -------------
              COMPUTERS & INFORMATION - 4.3%
        3,295 Cisco Systems, Inc.*                                             54,994
        1,110 International Game Technology*                                  113,586
          630 Lexmark International, Inc.*                                     44,585
                                                                        -------------
                                                                              213,165
                                                                        -------------
              COSMETICS & PERSONAL CARE - 4.8%
          830 Avon Products                                                    51,626
        2,095 Colgate-Palmolive Co.                                           121,405
          375 Estee Lauder Cos., Inc. - Class A                                12,574
          585 Procter & Gamble Co.                                             52,170
                                                                        -------------
                                                                              237,775
                                                                        -------------
              ELECTRONICS - 2.7%
        2,260 Maxim Integrated Products                                        77,269
        2,075 Xilinx, Inc.*                                                    52,518
                                                                        -------------
                                                                              129,787
                                                                        -------------
              ENTERTAINMENT & LEISURE - 5.8%
       24,667 Liberty Media Corp. - Class A*                                  285,151
                                                                        -------------
              FINANCIAL SERVICES - 1.9%
            9 Berkshire Hathaway, Inc. - Class B*                              21,870
        1,710 Citigroup, Inc.                                                  73,188
                                                                        -------------
                                                                               95,058
                                                                        -------------
              HEALTH CARE PROVIDERS - 2.0%
        1,965 UnitedHealth Group, Inc.                                         98,741
                                                                        -------------
              HOUSEHOLD PRODUCTS - 0.4%
          655 Tiffany & Co.                                                    21,405
                                                                        -------------
              INFORMATION RETRIEVAL SERVICES - 2.6%
        3,900 Yahoo!, Inc.*                                             $     127,764
                                                                        -------------
              INSURANCE - 5.8%
        1,625 AFLAC, Inc.                                                      49,969
        1,600 Marsh & McLennan Cos., Inc.                                      81,712
        1,835 Wellpoint Health Networks*                                      154,690
                                                                        -------------
                                                                              286,371
                                                                        -------------
              LODGING - 1.8%
        2,050 Mandalay Resort Group                                            65,293
          710 Starwood Hotels & Resorts World                                  20,299
                                                                        -------------
                                                                               85,592
                                                                        -------------
              MEDIA - BROADCASTING & PUBLISHING - 11.4%
        6,025 Clear Channel Communications*                                   255,400
        7,000 Viacom, Inc. - Class B*                                         305,620
                                                                        -------------
                                                                              561,020
                                                                        -------------
              MEDICAL SUPPLIES - 9.2%
        1,935 Alcon, Inc.                                                      88,430
        1,705 Biomet, Inc.                                                     48,865
        1,160 Boston Scientific Corp.*                                         70,876
        5,065 Medtronics, Inc.                                                242,968
                                                                        -------------
                                                                              451,139
                                                                        -------------
              OIL & GAS - 2.3%
        1,195 Anadarko Petroleum Corp.                                         53,142
          585 EOG Resources, Inc.                                              24,476
          900 Nabors Industries Ltd.*                                          35,595
                                                                        -------------
                                                                              113,213
                                                                        -------------
              PHARMACEUTICALS - 13.5%
        2,760 Amgen, Inc.*                                                    183,374
          925 Cardinal Health, Inc.                                            59,478
        2,355 Forest Laboratories - Class A*                                  128,936
        2,005 Genentech, Inc.*                                                144,601
          560 Genzyme Corp.*                                                   23,408
          555 Johnson & Johnson                                                28,694
          815 Novartis AG - ADR                                                32,445
        1,095 Teva Pharmaceutical Industries Ltd. - ADR                        62,338
                                                                        -------------
                                                                              663,274
                                                                        -------------
              PREPACKAGED SOFTWARE - 3.8%
        3,130 Check Point Software Technologies Ltd.*                          61,192

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              PREPACKAGED SOFTWARE (CONTINUED)
          905 Electronic Arts, Inc.*                                    $      66,961
        2,100 Veritas Software Corp.*                                          60,207
                                                                        -------------
                                                                              188,360
                                                                        -------------
              RESTAURANTS - 0.8%
          945 Krispy Kreme Doughnuts, Inc.*                                    38,915
                                                                        -------------
              RETAILERS - 4.3%
          970 Advanced Auto Parts, Inc.*                                       59,073
        2,145 Amazon.com, Inc.*                                                78,271
        3,935 Staples, Inc.*                                                   72,207
                                                                        -------------
                                                                              209,551
                                                                        -------------

              TOTAL INVESTMENTS - 87.5%
                (Cost $3,804,121)                                           4,299,878
              Other Assets and Liabilities
                (net) - 12.5%                                                 612,384
                                                                        -------------
              TOTAL NET ASSETS - 100.0%                                 $   4,912,262
                                                                        =============

              NOTES TO THE PORTFOLIO OF INVESTMENTS:
              ADR - American Depository Receipt
              * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

EQUITY GROWTH FUND
ADVISED BY: VAN KAMPEN
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2003

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS - 96.2%
              APPAREL RETAILERS - 1.0%
        2,300 Abercrombie & Fitch Co. - Class A*                        $      65,343
        1,050 Kohl's Corp.*                                                    53,949
          800 Limited, Inc.                                                    12,400
                                                                        -------------
                                                                              131,692
                                                                        -------------
              BANKING - 3.5%
        2,750 American Express Co.                                            114,977
        4,300 Bank of New York Co., Inc.                                      123,625
        1,500 Fifth Third Bancorp                                              86,010
        2,775 Wells Fargo Co.                                                 139,860
                                                                        -------------
                                                                              464,472
                                                                        -------------
              BEVERAGES, FOOD & TOBACCO - 5.5%
        4,575 Altria Group, Inc.                                              207,888
        1,400 Anheuser-Busch Cos., Inc.                                        71,470
        4,775 Coca-Cola Co.                                                   221,608
        1,500 Kraft Foods, Inc. - Class A                                      48,825
        3,800 Pepsico, Inc.                                                   169,100
                                                                        -------------
                                                                              718,891
                                                                        -------------
              BUILDING MATERIALS - 2.1%
        5,900 Home Depot, Inc.                                                195,408
        1,800 Lowe's Cos.                                                      77,310
                                                                        -------------
                                                                              272,718
                                                                        -------------
              COMMERCIAL SERVICES - 1.2%
        1,000 eBay, Inc.*                                                     104,180
        1,200 Weight Watchers International, Inc.*                             54,588
                                                                        -------------
                                                                              158,768
                                                                        -------------
              COMMUNICATIONS - 1.7%
        2,000 EchoStar Communications Corp. - Class A*                         69,240
        2,600 Juniper Networks*                                                32,162
        2,500 Qualcomm, Inc.                                                   89,375
          800 UTStarcom, Inc.*                                                 28,456
                                                                        -------------
                                                                              219,233
                                                                        -------------
              COMPUTER PROGRAMMING SERVICES - 0.1%
          500 Mercury Interactive Corp.*                                       19,305
                                                                        -------------
              COMPUTERS & INFORMATION - 6.3%
       19,350 Cisco Systems, Inc.*                                            322,951
        6,150 Dell Computer Corp.*                                            196,554
        3,500 EMC Corp.*                                                       36,645
        1,700 Emulex Corp.*                                                    38,709
        3,500 Hewlett-Packard Co.                                              74,550
        1,550 International Business Machines Corp.                           127,875
        1,600 Jabil Circuit, Inc.*                                      $      35,360
          900 Seagate Technology, Inc.*                                             0
                                                                        -------------
                                                                              832,644
                                                                        -------------
              COSMETICS & PERSONAL CARE - 3.3%
        1,500 Colgate-Palmolive Co.                                            86,925
        2,400 Gillette Co.                                                     76,464
        3,025 Procter & Gamble Co.                                            269,770
                                                                        -------------
                                                                              433,159
                                                                        -------------
              DATA PROCESSING AND PREPARATION - 1.2%
        1,500 Automatic Data Processing                                        50,790
        2,425 First Data Corp.                                                100,492
                                                                        -------------
                                                                              151,282
                                                                        -------------
              ELECTRONICS - 6.1%
        3,100 Altera Corp.*                                                    50,840
        2,200 Analog Devices, Inc.*                                            76,604
        1,200 Broadcom Corp. - Class A*                                        29,892
       16,425 Intel Corp.                                                     341,377
        2,775 Linear Technology Corp.                                          89,383
        2,300 Maxim Integrated Products                                        78,637
        1,000 Novellus Systems, Inc.*                                          36,621
        5,375 Texas Instruments, Inc.                                          94,600
                                                                        -------------
                                                                              797,954
                                                                        -------------
              FINANCIAL SERVICES - 5.2%
       11,214 Citigroup, Inc.                                                 479,959
          900 Goldman Sachs Group, Inc.                                        75,375
        1,550 JP Morgan Chase & Co.                                            52,979
        7,400 Schwab (Charles) Corp.                                           74,666
                                                                        -------------
                                                                              682,979
                                                                        -------------
              HEALTH CARE PROVIDERS - 1.4%
        1,400 Health Management Associates, Inc. - Class A                     25,830
        3,200 UnitedHealth Group, Inc.                                        160,800
                                                                        -------------
                                                                              186,630
                                                                        -------------
              HEAVY MACHINERY - 1.9%
        7,025 Applied Materials, Inc.*                                        111,417
        1,875 Baker Hughes, Inc.                                               62,944
        2,010 Smith International, Inc.*                                       73,847
                                                                        -------------
                                                                              248,208
                                                                        -------------
              HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 3.8%
       17,250 General Electric Co.                                            494,730
                                                                        -------------
              HOUSEHOLD PRODUCTS - 0.2%
          900 Tiffany & Co.                                                    29,412
                                                                        -------------
              INDUSTRIAL - DIVERSIFIED - 1.9%
        1,950 3M Co.                                                          251,511
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              INFORMATION RETRIEVAL SERVICES - 0.4%
        1,700 Yahoo!, Inc.*                                             $      55,692
                                                                        -------------
              INSURANCE - 2.6%
        2,900 AFLAC, Inc.                                                      89,175
        4,550 American International Group                                    251,069
                                                                        -------------
                                                                              340,244
                                                                        -------------
              MEDIA - BROADCASTING & PUBLISHING - 5.5%
        4,925 Clear Channel Communications*                                   208,771
        3,750 Comcast Corp. - Class A*                                        113,175
          700 Gannett Co., Inc.                                                53,767
        2,425 InterActiveCorp*                                                 95,957
        2,475 Univision Communications, Inc. - Class A*                        75,240
        3,900 Viacom, Inc. - Class B*                                         170,274
                                                                        -------------
                                                                              717,184
                                                                        -------------
              MEDICAL SUPPLIES - 2.3%
          850 Boston Scientific Corp.*                                         51,935
        3,825 Medtronics, Inc.                                                183,485
        1,200 St. Jude Medical, Inc.*                                          69,000
                                                                        -------------
                                                                              304,420
                                                                        -------------
              OIL & GAS - 2.3%
        1,300 BJ Services Co.*                                                 48,568
        7,075 Exxon Mobil Corp.                                               254,063
                                                                        -------------
                                                                              302,631
                                                                        -------------
              PHARMACEUTICALS - 18.2%
        3,200 Abbott Laboratories                                             140,032
        1,200 AmerisourceBergen Corp.                                          83,220
        4,685 Amgen, Inc.*                                                    311,271
        2,200 Bristol-Myers Squibb Co.                                         59,730
        1,200 Celgene Corp.*                                                   36,480
        1,000 Forest Laboratories - Class A*                                   54,750
        1,450 Gilead Sciences, Inc.*                                           80,591
        6,075 Johnson & Johnson                                               314,078
        2,275 Lilly (Eli) & Co.                                               156,907
        3,375 Merck & Co., Inc.                                               204,356
       21,475 Pfizer, Inc.                                                    733,371
        4,500 Wyeth                                                           204,975
                                                                        -------------
                                                                            2,379,761
                                                                        -------------
              PREPACKAGED SOFTWARE - 9.3%
        1,200 Adobe Systems, Inc.                                       $      38,484
       34,900 Microsoft Corp.                                                 893,789
       13,200 Oracle Corp.*                                                   158,664
        1,100 Peoplesoft, Inc.*                                                19,349
        1,700 Siebel Systems, Inc.*                                            16,218
          950 Symantec Corp.*                                                  41,667
        1,750 Veritas Software Corp.*                                          50,173
                                                                        -------------
                                                                            1,218,344
                                                                        -------------
              RESTAURANTS - 0.9%
        2,100 McDonald's Corp.                                                 46,326
        2,300 Yum! Brands, Inc.*                                               67,988
                                                                        -------------
                                                                              114,314
                                                                        -------------
              RETAILERS - 6.8%
        1,875 Bed Bath & Beyond, Inc.*                                         72,769
        3,300 Costco Wholesale Corp.*                                         120,780
        2,300 Dollar Tree Stores, Inc.*                                        72,979
        2,500 Target Corp.                                                     94,600
        2,400 TJX Cos., Inc.                                                   45,216
        1,900 Walgreen Co.                                                     57,190
        8,025 Wal-Mart Stores, Inc.                                           430,702
                                                                        -------------
                                                                              894,236
                                                                        -------------
              TELEPHONE SYSTEMS - 1.5%
        4,100 AT&T Wireless Services, Inc.*                                    33,661
        4,000 Verizon Communications                                          157,800
                                                                        -------------
                                                                              191,461
                                                                        -------------

              TOTAL INVESTMENTS - 96.2%
                (Cost $12,040,268)                                         12,611,875
              Other Assets and Liabilities
                (net) - 3.8%                                                  491,470
                                                                        -------------
              TOTAL NET ASSETS - 100.0%                                 $  13,103,345
                                                                        =============

              NOTES TO THE PORTFOLIO OF INVESTMENTS:
              * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2003

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS - 95.3%
              ADVERTISING - 1.6%
        1,050 Getty Images, Inc.*                                       $      43,365
          530 Lamar Advertising Co.*                                           18,661
          340 Monster Worldwide, Inc.*                                          6,708
          670 Omnicom Group                                                    48,039
                                                                        -------------
                                                                              116,773
                                                                        -------------
              AEROSPACE & DEFENSE - 0.5%
          940 Goodrich (B.F.) Co.                                              19,740
          226 Northrop Grumman Corp.                                           19,502
                                                                        -------------
                                                                               39,242
                                                                        -------------
              AIRLINES - 0.2%
        1,170 Delta Air Lines, Inc.                                            17,176
                                                                        -------------
              APPAREL RETAILERS - 1.1%
          440 Aeropostale, Inc.*                                                9,451
        1,406 Limited, Inc.                                                    21,793
          130 Nordstrom, Inc.                                                   2,538
          690 Ross Stores, Inc.                                                29,491
          740 Too, Inc.*                                                       14,985
                                                                        -------------
                                                                               78,258
                                                                        -------------
              AUTOMOTIVE - 0.8%
          490 American Axle & Manufacturing Holdings, Inc.*                    11,711
          300 BorgWarner, Inc.                                                 19,320
        1,110 Keystone Automotive Industries, Inc.*                            20,269
          210 Winnebago Industries, Inc.                                        7,959
                                                                        -------------
                                                                               59,259
                                                                        -------------
              BANKING - 6.2%
        1,000 Bank of Hawaii Corp.                                             33,150
        1,000 Banknorth Group, Inc.                                            25,520
          110 City National Corp.                                               4,902
        1,080 Commerce Bancorp, Inc.                                           40,068
          240 Greenpoint Financial Corp.                                       12,226
        1,660 Huntington Bancshares, Inc.                                      32,403
          270 M&T Bank Corp.                                                   22,739
          105 MBNA Corp.                                                        2,188
          580 National Commerce Financial Corp.                                12,870
          900 Northern Trust Corp.                                             37,611
          500 Peoples Bank Bridgeport                                          14,495
          500 Popular Inc.                                                     19,295
          540 SLM Corp.                                                        21,152
        1,680 SouthTrust Corp.                                                 45,696
        3,340 Sovereign Bancorp, Inc.                                   $      52,271
        2,470 Synovus Financial Corp.                                          53,105
          710 Valley National Bank                                             18,708
                                                                        -------------
                                                                              448,399
                                                                        -------------
              BEVERAGES, FOOD & TOBACCO - 2.0%
          800 Dean Foods Co.*                                                  25,200
          500 J. M. Smucker Co.                                                19,945
          190 McCormick & Co., Inc.                                             5,168
        1,800 Safeway, Inc.*                                                   36,828
          680 Tyson Foods, Inc. - Class A                                       7,222
        1,130 UST, Inc.                                                        39,584
          180 Wrigley (Wm.) Jr. Co.                                            10,121
                                                                        -------------
                                                                              144,068
                                                                        -------------
              BUILDING MATERIALS - 0.3%
          560 Fastenal Co.                                                     19,006
                                                                        -------------
              CHEMICALS - 2.7%
          360 Avery Dennison Corp.                                             18,072
        1,120 Cytec Industries, Inc.*                                          37,856
          690 Ferro Corp.                                                      15,546
          570 Georgia Gulf Corp.                                               11,286
        1,370 Lyondell Chemical Co.                                            18,536
        2,510 Millennium Chemicals, Inc.                                       23,870
          900 PolyOne Corp.                                                     4,005
        1,060 Praxair, Inc.                                                    63,706
                                                                        -------------
                                                                              192,877
                                                                        -------------
              COAL - 0.2%
          400 Peabody Energy Corp.                                             13,436
                                                                        -------------
              COMMERCIAL SERVICES - 4.8%
          500 Cephalon, Inc.*                                                  20,580
        2,400 Concord EFS, Inc.*                                               35,328
          400 Corinthian Colleges, Inc.*                                       19,428
          800 DeVry, Inc.*                                                     18,632
          140 Dun & Bradstreet Corp.*                                           5,754
        1,830 Equifax, Inc.                                                    47,580
          620 Fluor Corp.                                                      20,857
           25 Hudson Highland Group, Inc.*                                        475
        1,960 IKON Office Solutions, Inc.                                      17,444
          680 Labor Ready, Inc.*                                                4,876
        1,410 Manpower, Inc.                                                   52,297
          210 Monro Muffler, Inc.*                                              5,935
          860 National Processing, Inc.*                                       13,829
        1,660 Republic Services, Inc.*                                         37,632

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              COMMERCIAL SERVICES (CONTINUED)
        1,310 Robert Half International, Inc.*                          $      24,811
          710 Tech Data Corp.*                                                 18,964
                                                                        -------------
                                                                              344,422
                                                                        -------------
              COMMUNICATIONS - 0.9%
        1,260 American Tower Corp. - Class A*                                  11,151
        2,090 Comverse Technology, Inc.*                                       31,413
          310 Harris Corp.                                                      9,315
          960 Polycom, Inc.*                                                   13,306
                                                                        -------------
                                                                               65,185
                                                                        -------------
              COMPUTER INTEGRATED SYSTEMS DESIGN - 1.6%
        1,000 Autodesk, Inc.                                                   16,160
        1,290 Cadence Design Systems, Inc.*                                    15,557
          910 Computer Sciences Corp.*                                         34,689
          170 Radisys Corp.*                                                    2,244
          690 Reynolds & Reynolds Co. - Class A                                19,706
          440 Synopsys, Inc.*                                                  27,214
                                                                        -------------
                                                                              115,570
                                                                        -------------
              COMPUTER RELATED SERVICES - 0.3%
          500 GTECH Holdings Corp.*                                            18,825
                                                                        -------------
              COMPUTER SOFTWARE & PROCESSING - 0.1%
          320 Ingram Micro, Inc. - Class A*                                     3,520
                                                                        -------------
              COMPUTERS & INFORMATION - 2.5%
        1,900 Apple Computer, Inc.*                                            36,328
          270 Diebold, Inc.                                                    11,677
          380 International Game Technology*                                   38,885
          500 Lexmark International, Inc.*                                     35,385
          200 NetScreen Technologies, Inc.*                                     4,510
          900 Storage Technology Corp.*                                        23,166
        2,550 Symbol Technologies, Inc.                                        33,175
                                                                        -------------
                                                                              183,126
                                                                        -------------
              CONTAINERS & PACKAGING - 0.5%
        1,930 Owens-Illinois, Inc.*                                            26,576
          640 Packaging Corp of America*                                       11,795
                                                                        -------------
                                                                               38,371
                                                                        -------------
              COSMETICS & PERSONAL CARE - 0.1%
           80 Avon Products                                                     4,976
                                                                        -------------
              DATA PROCESSING AND PREPARATION - 1.0%
          600 Affiliated Computer Services, Inc. - Class A*                    27,438
          900 BISYS Group, Inc.*                                        $      16,533
          880 Ceridian Corp.*                                                  14,934
        1,810 Intercept Group, Inc.*                                           15,132
                                                                        -------------
                                                                               74,037
                                                                        -------------
              ELECTRIC UTILITIES - 6.8%
        1,320 Ameren Corp.                                                     58,212
          880 Cinergy Corp.                                                    32,375
        3,560 Citizens Communications Co.*                                     45,888
          270 Dominion Resources, Inc.                                         17,353
          690 DTE Energy Co.                                                   26,662
          350 Entergy Corp.                                                    18,473
        1,180 FirstEnergy Corp.                                                45,371
        1,510 KeySpan Corp.                                                    53,529
        1,280 NiSource, Inc.                                                   24,320
        2,000 PG&E Corp.*                                                      42,300
        3,200 Reliant Resources, Inc.*                                         19,616
          890 SCANA Corp.                                                      30,509
        1,500 TXU Corp.                                                        33,675
        1,230 Westar Energy, Inc.                                              19,963
          890 Wisconsin Energy Corp.                                           25,810
                                                                        -------------
                                                                              494,056
                                                                        -------------
              ELECTRONICS - 3.5%
          380 Amphenol Corp. - Class A*                                        17,792
        2,970 Avnet, Inc.*                                                     37,660
        1,660 Broadcom Corp. - Class A*                                        41,351
          600 Cymer, Inc.*                                                     18,936
          890 Fairchild Semiconductor Corp. - Class A*                         11,383
          680 Intersil Holding Corp.*                                          18,095
          600 Marvell Technology Group Ltd.*                                   20,622
        1,190 National Semiconductor Corp.*                                    23,467
          940 Nvidia Corp.*                                                    21,629
          120 QLogic Corp.*                                                     5,800
        2,700 Sanmina Corp.*                                                   17,037
        1,580 Vishay Intertechnology, Inc.*                                    20,856
                                                                        -------------
                                                                              254,628
                                                                        -------------
              ENTERTAINMENT & LEISURE - 0.4%
          300 Harrah's Entertainment, Inc.*                                    12,072
          480 SCP Pool Corp.*                                                  16,512
                                                                        -------------
                                                                               28,584
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              FINANCIAL SERVICES - 7.3%
        1,140 Apartment Investment &
                Management Co. - Class A REIT                           $      39,444
          550 Avalonbay Communities, Inc. REIT                                 23,452
          480 Bear Stearns Cos., Inc.                                          34,762
           17 Berkshire Hathaway, Inc. - Class B*                              41,310
          600 Boston Properties, Inc. REIT                                     26,280
          500 CBL & Associates Properties, Inc. REIT                           21,500
          500 Countrywide Financial Corp.                                      34,785
        1,480 Duke Realty Corp. REIT                                           40,774
        1,190 Equity Residential REIT                                          30,880
          810 Federated Investors, Inc. - Class B                              22,210
          370 General Growth Properties, Inc. REIT                             23,103
          640 Hospitality Properties Trust REIT                                20,000
          420 Lehman Brothers Holdings, Inc.                                   27,922
          840 Prologis Trust REIT                                              22,932
          770 Public Storage, Inc. REIT                                        26,080
          730 Reckson Associates Realty Corp. REIT                             15,228
          180 Simon Property Group, Inc. REIT                                   7,025
          320 T. Rowe Price Group, Inc.                                        12,080
          610 Vornado Realty Trust REIT                                        26,596
        1,180 Waddell & Reed Financial, Inc. - Class A                         30,291
                                                                        -------------
                                                                              526,654
                                                                        -------------
              FOOD RETAILERS - 0.3%
          400 Whole Foods Market, Inc.*                                        19,012
                                                                        -------------
              FOREST PRODUCTS & PAPER - 1.1%
          510 Bowater, Inc.                                                    19,099
        2,780 Pactiv Corp.*                                                    54,794
          170 Temple-Inland, Inc.                                               7,295
                                                                        -------------
                                                                               81,188
                                                                        -------------
              HEALTH CARE PROVIDERS - 2.8%
          850 Accredo Health, Inc.*                                            18,530
          330 Anthem, Inc.*                                                    25,459
        1,780 Community Health Systems, Inc.*                                  34,336
          500 Coventry Health Care, Inc.*                                      23,080
          700 Edwards Lifesciences Corp.*                                      22,498
        1,340 Health Management Associates, Inc. - Class A                     24,723
        1,600 Humana Inc.*                                              $      24,160
          810 Universal Health Services - Class B*                             32,092
                                                                        -------------
                                                                              204,878
                                                                        -------------
              HEAVY CONSTRUCTION - 0.7%
          540 Centex Corp.                                                     42,007
           80 Lennar Corp. - Class A                                            5,720
            8 Lennar Corp. - Class B                                              550
                                                                        -------------
                                                                               48,277
                                                                        -------------
              HEAVY MACHINERY - 3.4%
        1,420 AGCO Corp.*                                                      24,254
          380 American Standard Cos.*                                          28,093
          370 Baker Hughes, Inc.                                               12,421
          670 Grainger (W.W.), Inc.                                            31,329
          660 Grant Prideco, Inc.*                                              7,755
          300 Kennametal, Inc.                                                 10,152
          360 Lam Research Corp.*                                               6,556
          140 NACCO Industries, Inc. - Class A                                  8,252
          240 National-Oilwell, Inc.*                                           5,280
        1,030 Parker Hannifin Corp.                                            43,250
        1,100 Pentair, Inc.                                                    42,966
          690 Smith International, Inc.*                                       25,351
                                                                        -------------
                                                                              245,659
                                                                        -------------
              HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.1%
        1,320 D.R. Horton, Inc.                                                37,092
          200 HON Industries, Inc.                                              6,100
          460 KB Home                                                          28,511
        1,650 Leggett & Platt, Inc.                                            33,825
          350 Ryland Group, Inc.                                               24,290
          750 Standard-Pacific Corp.                                           24,870
                                                                        -------------
                                                                              154,688
                                                                        -------------
              HOUSEHOLD PRODUCTS - 0.8%
          700 Fortune Brands, Inc.                                             36,540
          670 Snap-On, Inc.                                                    19,450
                                                                        -------------
                                                                               55,990
                                                                        -------------
              INDUSTRIAL - DIVERSIFIED - 0.1%
          100 Danaher Corp.                                                     6,805
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              INFORMATION RETRIEVAL SERVICES - 0.6%
           93 Choicepoint, Inc.*                                        $       3,210
        1,190 Yahoo!, Inc.*                                                    38,984
                                                                        -------------
                                                                               42,194
                                                                        -------------
              INSURANCE - 6.3%
          400 ACE Ltd.                                                         13,716
        1,000 Aetna, Inc.                                                      60,200
          160 Allmerica Financial Corp.*                                        2,878
          280 AMBAC Financial Group, Inc.                                      18,550
          380 Berkley (Wr) Corp.                                               20,026
          460 Cincinnati Financial Corp.                                       17,061
          837 Fidelity National Financial, Inc.                                25,746
          570 Hartford Financial Services Group                                28,705
        1,190 HCC Insurance Holdings, Inc.                                     35,188
          960 Lincoln National Corp.                                           34,205
           70 Markel Corp.*                                                    17,920
        1,350 MBIA, Inc.                                                       65,812
        1,130 Old Republic International Corp.                                 38,725
        1,270 Radian Group, Inc.                                               46,545
          890 St. Paul Cos.                                                    32,494
                                                                        -------------
                                                                              457,771
                                                                        -------------
              LODGING - 0.0%
           70 Marriott International, Inc. - Class A                            2,689
                                                                        -------------
              MEDIA - BROADCASTING & PUBLISHING - 3.4%
          780 Banta Corp.                                                      25,249
          250 Belo (A.H.) Corp. - Series A                                      5,590
          260 Cablevision Systems Corp. - Class A*                              5,398
          710 Clear Channel Communications*                                    30,097
          280 Comcast Corp. - Special Class A*                                  8,072
          200 Emmis Communications Corp.*                                       4,590
        1,630 Fox Entertainment Group, Inc. - Class A*                         46,911
          500 Radio One, Inc. - Class D*                                        8,885
          660 Scripps (E.W.) Co.                                               58,555
          900 Univision Communications, Inc. - Class A*                        27,360
        1,400 Vivendi Universal SA - ADR*                                      25,816
                                                                        -------------
                                                                              246,523
                                                                        -------------
              MEDICAL SUPPLIES - 4.7%
          500 Allergan, Inc.                                                   38,550
          330 Bard (C.R.), Inc.                                                23,532
        1,100 Becton Dickinson & Co.                                    $      42,735
        1,280 Biomet, Inc.                                                     36,685
          370 Dentsply International, Inc.                                     15,133
          150 Eaton Corp.                                                      11,791
        1,090 KLA - Tencor Corp.*                                              50,674
          350 Millipore Corp.*                                                 15,529
          840 St. Jude Medical, Inc.*                                          48,300
          800 Steris Corp.*                                                    18,472
          500 Teradyne, Inc.*                                                   8,655
        1,430 Thermo Electron Corp.*                                           30,059
                                                                        -------------
                                                                              340,115
                                                                        -------------
              METALS - 2.4%
          920 Alcan, Inc.                                                      28,787
          670 Engelhard Corp.                                                  16,596
        1,740 Freeport-McMoran Copper & Gold, Inc. - Class B                   42,630
          980 Goldcorp, Inc.                                                   11,760
        1,350 Masco Corp.                                                      32,197
          400 Nucor Corp.                                                      19,540
          500 Phelps Dodge Corp.*                                              19,170
                                                                        -------------
                                                                              170,680
                                                                        -------------
              OIL & GAS - 6.4%
          604 Apache Corp.                                                     39,296
          550 BJ Services Co.*                                                 20,548
          650 Burlington Resources, Inc.                                       35,145
          812 Devon Energy Corp.                                               43,361
        1,100 Ensco International, Inc.                                        29,590
        1,120 Equitable Resources, Inc.                                        45,629
          710 Kinder Morgan, Inc.                                              38,801
          650 Noble Corp.*                                                     22,295
          790 Pioneer Natural Resources Co.*                                   20,619
        1,100 Pride International, Inc.*                                       20,702
          500 Rowan Cos., Inc.*                                                11,200
        1,670 Suncor Energy, Inc.                                              31,313
          480 Talisman Energy, Inc.                                            22,008
          950 Valero Energy Corp.                                              34,514
          820 Weatherford International Ltd.*                                  34,358
          740 XTO Energy, Inc.                                                 14,881
                                                                        -------------
                                                                              464,260
                                                                        -------------
              PHARMACEUTICALS - 4.4%
          620 AmerisourceBergen Corp.                                          42,997
          600 Angiotech Pharmaceuticals, Inc.*                                 24,444
          770 Biogen, Inc.*                                                    29,260

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              PHARMACEUTICALS (CONTINUED)
          500 Biovail Corp.*                                            $      23,530
          530 Charles River Laboratories International, Inc.*                  17,055
          640 Gilead Sciences, Inc.*                                           35,571
          500 Idec Pharmaceuticals Corp.*                                      17,000
          140 Invitrogen Corp.*                                                 5,372
        1,000 Ivax Corp.*                                                      17,850
        1,480 McKesson Corp.                                                   52,895
          560 Medimmune, Inc.*                                                 20,367
          400 Shire Pharmaceuticals Plc - ADR*                                  7,880
          600 Watson Pharmaceuticals, Inc.*                                    24,222
                                                                        -------------
                                                                              318,443
                                                                        -------------
              PREPACKAGED SOFTWARE - 2.7%
          720 Activision, Inc.*                                                 9,302
        1,880 Adobe Systems, Inc.                                              60,292
        2,420 Citrix Systems, Inc.*                                            49,271
        2,910 Compuware Corp.*                                                 16,791
        1,400 Legato Systems, Inc.*                                            11,746
        1,210 Network Associates, Inc.*                                        15,343
        1,960 Quest Software, Inc.*                                            23,324
          410 Veritas Software Corp.*                                          11,755
                                                                        -------------
                                                                              197,824
                                                                        -------------
              REAL ESTATE - 0.3%
          860 Catellus Development Corp.*                                      18,920
                                                                        -------------
              RESTAURANTS - 1.0%
          670 Darden Restaurants, Inc.                                         12,717
          410 Outback Steakhouse, Inc.                                         15,990
          920 Wendy's International, Inc.                                      26,652
          460 Yum! Brands, Inc.*                                               13,598
                                                                        -------------
                                                                               68,957
                                                                        -------------
              RETAILERS - 3.4%
          555 Best Buy Co., Inc.*                                              24,376
        1,840 Big Lots, Inc.*                                                  27,674
        1,070 Borders Group, Inc.*                                             18,843
        1,160 CVS Corp.                                                        32,515
          790 Dollar Tree Stores, Inc.*                                        25,067
        2,410 Office Depot, Inc.*                                              34,969
          770 PETCO Animal Supplies, Inc.*                                     16,740
        1,690 PETsSMART, Inc.*                                                 28,172
        4,700 Rite Aid Corp.*                                           $      20,915
        1,440 Saks, Inc.*                                                      13,968
                                                                        -------------
                                                                              243,239
                                                                        -------------
              TELEPHONE SYSTEMS - 1.2%
          890 CenturyTel, Inc.                                                 31,017
        5,360 Qwest Communications International*                              25,621
        4,800 Sprint Corp. (PCS Group)*                                        27,600
                                                                        -------------
                                                                               84,238
                                                                        -------------
              TEXTILES, CLOTHING & FABRICS - 0.2%
          230 Mohawk Industries, Inc.*                                         12,772
                                                                        -------------
              TRANSPORTATION - 1.5%
          320 Canadian National Railway Co.                                    15,443
          630 CSX Corp.                                                        18,957
        1,130 Fleetwood Enterprises, Inc.*                                      8,362
        1,800 Norfolk Southern Corp.                                           34,560
          720 Sabre Holdings Corp.                                             17,748
          500 United Defense Industries, Inc.*                                 12,970
                                                                        -------------
                                                                              108,040
                                                                        -------------
              WATER COMPANIES - 0.1%
          135 Philadelphia Suburban Corp.                                       3,291
                                                                        -------------
              TOTAL COMMON STOCKS
                (Cost $6,667,751)                                       $   6,876,901
                                                                        -------------
              MUTUAL FUNDS - 3.8%
              FINANCIAL SERVICES - 3.8%
        4,900 iShares Russell Midcap Index Fund
                (Cost $277,574)                                         $     272,489
                                                                        -------------

              TOTAL INVESTMENTS - 99.1%
                (Cost $6,945,325)                                           7,149,390
              Other Assets and Liabilities
                (net) - 0.9%                                                   68,064
                                                                        -------------
              TOTAL NET ASSETS - 100.0%                                 $   7,217,454
                                                                        =============

              NOTES TO THE PORTFOLIO OF INVESTMENTS:
              ADR - American Depository Receipt
              REIT - Real Estate Investment Trust
              * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

MID CAP VALUE FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2003

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS - 97.8%
              ADVERTISING - 2.0%
       24,450 Interpublic Group Cos., Inc.                              $     327,141
                                                                        -------------
              AEROSPACE & DEFENSE - 2.8%
       22,520 Goodrich (B.F.) Co.                                             472,920
                                                                        -------------
              BANKING - 5.4%
        9,990 Compass Bancshares, Inc.                                        348,951
       35,220 Sovereign Bancorp, Inc.                                         551,193
                                                                        -------------
                                                                              900,144
                                                                        -------------
              BEVERAGES, FOOD & TOBACCO - 1.7%
       14,300 Pepsi Bottling Group, Inc.                                      286,286
                                                                        -------------
              CHEMICALS - 2.2%
       36,940 Hercules, Inc.*                                                 365,706
                                                                        -------------
              COMMERCIAL SERVICES - 12.2%
       66,000 Bearingpoint, Inc.*                                             636,900
       15,140 Equifax, Inc.                                                   393,640
        9,230 Manpower, Inc.                                                  342,341
       31,080 Monsanto Co.                                                    672,571
                                                                        -------------
                                                                            2,045,452
                                                                        -------------
              COMPUTER INTEGRATED SYSTEMS DESIGN - 2.9%
       40,590 Cadence Design Systems, Inc.*                                   489,515
                                                                        -------------
              DATA PROCESSING AND PREPARATION - 4.3%
       17,210 BISYS Group, Inc.*                                              316,148
       22,390 IMS Health, Inc.                                                402,796
                                                                        -------------
                                                                              718,944
                                                                        -------------
              ELECTRIC UTILITIES - 6.6%
       11,730 Entergy Corp.                                                   619,109
       11,500 PPL Corp.                                                       494,500
                                                                        -------------
                                                                            1,113,609
                                                                        -------------
              ELECTRONICS - 3.4%
       87,610 Advanced Micro Devices*                                         561,580
                                                                        -------------
              FINANCIAL SERVICES - 2.5%
       12,380 Edwards (A.G.), Inc.                                            423,396
                                                                        -------------
              FOREST PRODUCTS & PAPER - 2.1%
        8,170 Temple-Inland, Inc.                                             350,575
                                                                        -------------
              INSURANCE - 12.4%
       18,550 ACE Ltd.                                                        636,079
       23,520 AON Corp.                                                       566,362
        6,190 Arthur J. Gallagher & Co.                                       168,368
        7,800 Chubb Corp.                                               $     468,000
       18,340 Ohio Casualty Corp.*                                            241,721
                                                                        -------------
                                                                            2,080,530
                                                                        -------------
              LODGING - 2.7%
       15,640 Starwood Hotels & Resorts World                                 447,148
                                                                        -------------
              MEDIA - BROADCASTING & PUBLISHING - 5.6%
        3,580 Dow Jones & Co., Inc.                                           154,047
       24,840 Reuters Group Plc - ADR                                         436,687
       11,400 Scholastic Corp.*                                               339,492
                                                                        -------------
                                                                              930,226
                                                                        -------------
              MEDICAL SUPPLIES - 2.7%
       12,180 Bausch & Lomb, Inc.                                             456,750
                                                                        -------------
              METALS - 2.7%
       13,870 Hubbell, Inc. - Class B                                         459,097
                                                                        -------------
              OIL & GAS - 10.0%
       15,300 GlobalSantaFe Corp.                                             357,102
       16,420 Newfield Exploration Co.*                                       616,571
       18,630 Transocean Sedco Forex, Inc.*                                   409,301
        7,820 Valero Energy Corp.                                             284,101
                                                                        -------------
                                                                            1,667,075
                                                                        -------------
              PHARMACEUTICALS - 6.9%
       29,170 Ivax Corp.*                                                     520,684
       15,610 Watson Pharmaceuticals, Inc.*                                   630,176
                                                                        -------------
                                                                            1,150,860
                                                                        -------------
              RETAILERS - 3.9%
        9,750 Borders Group, Inc.*                                            171,698
       12,050 Zale Corp.*                                                     482,000
                                                                        -------------
                                                                              653,698
                                                                        -------------
              TRANSPORTATION - 2.8%
       18,880 Sabre Holdings Corp.                                            465,392
                                                                        -------------

              TOTAL INVESTMENTS - 97.8%
                (Cost $14,655,664)                                         16,366,044
              Other Assets and Liabilities
                (net) - 2.2%                                                  374,923
                                                                        -------------
              TOTAL NET ASSETS - 100.0%                                 $  16,740,967
                                                                        =============

              NOTES TO THE PORTFOLIO OF INVESTMENTS:
              ADR - American Depository Receipt
              * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

CAPITAL GROWTH FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2003

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS - 94.5%
              ADVERTISING - 0.3%
          800 Lamar Advertising Co.*                                    $      28,168
                                                                        -------------
              AEROSPACE & DEFENSE - 0.4%
          500 Lockheed Martin Corp.                                            23,785
          400 Raytheon Co.                                                     13,136
                                                                        -------------
                                                                               36,921
                                                                        -------------
              BANKING - 7.7%
        2,000 Bank of America Corp.                                           158,060
          800 Bank of New York Co., Inc.                                       23,000
        3,500 Fannie Mae                                                      236,040
        6,050 MBNA Corp.                                                      126,082
          600 SLM Corp.                                                        23,502
        2,200 State Street Corp.                                               86,680
        2,200 Wells Fargo Co.                                                 110,880
                                                                        -------------
                                                                              764,244
                                                                        -------------
              BEVERAGES, FOOD & TOBACCO - 5.4%
        3,200 Coca-Cola Co.                                                   148,512
        5,760 Pepsico, Inc.                                                   256,320
        2,400 Wrigley (Wm.) Jr. Co.                                           134,952
                                                                        -------------
                                                                              539,784
                                                                        -------------
              BUILDING MATERIALS - 0.4%
        1,000 Lowe's Cos.                                                      42,950
                                                                        -------------
              CHEMICALS - 0.9%
        2,200 Du Pont (E.I.) de Nemours                                        91,608
                                                                        -------------
              COMMERCIAL SERVICES - 2.6%
        9,300 Cendant Corp.*                                                  170,376
          400 Moody's Corp.                                                    21,084
          700 Paychex, Inc.                                                    20,517
        1,100 Valassis Communications, Inc.*                                   28,292
          600 Waste Management, Inc.                                           14,454
                                                                        -------------
                                                                              254,723
                                                                        -------------
              COMMUNICATIONS - 2.6%
        5,700 Crown Castle International Corp.*                                44,289
        3,100 EchoStar Communications Corp. - Class A*                        107,322
        2,840 Qualcomm, Inc.                                                  101,530
                                                                        -------------
                                                                              253,141
                                                                        -------------
              COMPUTERS & INFORMATION - 6.1%
       12,500 Cisco Systems, Inc.*                                            208,625
        5,900 Dell Computer Corp.*                                            188,564
        8,800 EMC Corp.*                                                $      92,136
        1,400 International Business Machines Corp.                           115,500
                                                                        -------------
                                                                              604,825
                                                                        -------------
              COSMETICS & PERSONAL CARE - 4.1%
        1,400 Avon Products                                                    87,080
        2,100 Colgate-Palmolive Co.                                           121,695
        1,900 Gillette Co.                                                     60,534
        1,500 Procter & Gamble Co.                                            133,770
                                                                        -------------
                                                                              403,079
                                                                        -------------
              DATA PROCESSING AND PREPARATION - 2.3%
          600 Automatic Data Processing                                        20,316
        4,900 First Data Corp.                                                203,056
                                                                        -------------
                                                                              223,372
                                                                        -------------
              ELECTRONICS - 4.2%
        1,600 Energizer Holdings, Inc.*                                        50,240
       11,200 Intel Corp.                                                     232,781
        5,300 Texas Instruments, Inc.                                          93,280
        1,400 Xilinx, Inc.*                                                    35,434
                                                                        -------------
                                                                              411,735
                                                                        -------------
              ENTERTAINMENT & LEISURE - 1.5%
          500 Harrah's Entertainment, Inc.*                                    20,120
        8,700 Liberty Media Corp. - Class A*                                  100,572
        2,200 Metro-Goldwyn-Mayer, Inc.*                                       27,324
                                                                        -------------
                                                                              148,016
                                                                        -------------
              FINANCIAL SERVICES - 5.7%
        5,600 Citigroup, Inc.                                                 239,680
        3,900 Freddie Mac                                                     198,003
          700 Merrill Lynch & Co.                                              32,676
          800 Morgan Stanley                                                   34,200
        6,550 Schwab (Charles) Corp.                                           66,089
                                                                        -------------
                                                                              570,648
                                                                        -------------
              FOREST PRODUCTS & PAPER - 1.0%
        1,600 International Paper Co.                                          57,168
          800 Weyerhaeuser Co.                                                 43,200
                                                                        -------------
                                                                              100,368
                                                                        -------------
              HEAVY MACHINERY - 0.2%
          300 United Technologies Corp.                                        21,249
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.9%
       10,100 General Electric Co.                                      $     289,668
                                                                        -------------
              INDUSTRIAL - DIVERSIFIED - 1.0%
          800 3M Co.                                                          103,184
                                                                        -------------
              INFORMATION RETRIEVAL SERVICES - 1.7%
       10,450 AOL Time Warner, Inc.*                                          168,140
                                                                        -------------
              INSURANCE - 3.0%
        2,100 AMBAC Financial Group, Inc.                                     139,125
        2,900 American International Group                                    160,022
                                                                        -------------
                                                                              299,147
                                                                        -------------
              LODGING - 1.6%
        2,900 Marriott International, Inc. - Class A                          111,418
        1,800 Starwood Hotels & Resorts World                                  51,462
                                                                        -------------
                                                                              162,880
                                                                        -------------
              MEDIA - BROADCASTING & PUBLISHING - 7.4%
        2,862 Cablevision Systems Corp. - Class A*                             59,415
        3,276 Clear Channel Communications*                                   138,870
          800 Cox Communications, Inc. - Class A*                              25,520
          600 Gannett Co., Inc.                                                46,086
          200 Mcgraw-Hill Cos., Inc.                                           12,400
        1,500 New York Times Co. - Class A                                     68,250
        3,500 Univision Communications, Inc. - Class A*                       106,400
        6,436 Viacom, Inc. - Class B*                                         280,996
                                                                        -------------
                                                                              737,937
                                                                        -------------
              OIL & GAS - 5.4%
          600 Anadarko Petroleum Corp.                                         26,682
          420 Apache Corp.                                                     27,325
        1,585 ChevronTexaco Corp.                                             114,437
        9,520 Exxon Mobil Corp.                                               341,863
          600 Schlumberger Ltd.                                                28,542
                                                                        -------------
                                                                              538,849
                                                                        -------------
              PHARMACEUTICALS - 12.6%
        1,400 Amgen, Inc.*                                                     93,016
        2,900 Bristol-Myers Squibb Co.                                         78,735
        4,300 Johnson & Johnson                                               222,310
        2,700 Lilly (Eli) & Co.                                         $     186,219
        1,600 Merck & Co., Inc.                                                96,880
       10,525 Pfizer, Inc.                                                    359,429
        2,500 Schering-Plough Corp.                                            46,500
        3,600 Wyeth                                                           163,980
                                                                        -------------
                                                                            1,247,069
                                                                        -------------
              PREPACKAGED SOFTWARE - 6.0%
        1,900 Intuit, Inc.*                                                    84,607
       18,500 Microsoft Corp.                                                 473,785
        3,500 Oracle Corp.*                                                    42,070
                                                                        -------------
                                                                              600,462
                                                                        -------------
              RETAILERS - 4.8%
        1,000 Dollar Tree Stores, Inc.*                                        31,730
        1,300 Family Dollar Stores                                             49,595
        1,100 Walgreen Co.                                                     33,110
        6,800 Wal-Mart Stores, Inc.                                           364,956
                                                                        -------------
                                                                              479,391
                                                                        -------------
              TELEPHONE SYSTEMS - 1.8%
        3,500 SBC Communications, Inc.                                         89,425
        2,164 Verizon Communications                                           85,370
                                                                        -------------
                                                                              174,795
                                                                        -------------
              TRANSPORTATION - 0.9%
        3,700 Sabre Holdings Corp.                                             91,205
                                                                        -------------
              TOTAL COMMON STOCKS
                (Cost $10,502,303)                                      $   9,387,558
                                                                        -------------
              MUTUAL FUNDS - 4.4%
              FINANCIAL SERVICES - 4.4%
        4,500 S&P 500 Depositary Receipt
                (Cost $436,102)                                         $     439,335
                                                                        -------------

              TOTAL INVESTMENTS - 98.9%
                (Cost $10,938,405)                                          9,826,893
              Other Assets and Liabilities
                (net) - 1.1%                                                  106,237
                                                                        -------------
              TOTAL NET ASSETS - 100.0%                                 $   9,933,130
                                                                        =============

              NOTES TO THE PORTFOLIO OF INVESTMENTS:
              * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BLUE CHIP FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2003

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS - 97.9%
              ADVERTISING - 1.2%
        1,100 Omnicom Group                                             $      78,870
                                                                        -------------
              AEROSPACE & DEFENSE - 0.8%
        1,150 Lockheed Martin Corp.                                            54,705
                                                                        -------------
              APPAREL RETAILERS - 1.2%
        2,400 Gap, Inc.                                                        45,024
          750 Kohl's Corp.*                                                    38,535
                                                                        -------------
                                                                               83,559
                                                                        -------------
              AUTOMOTIVE - 0.2%
          350 Harley-Davidson, Inc.                                            13,951
                                                                        -------------
              BANKING - 9.1%
        2,300 American Express Co.                                             96,163
        1,950 Bank of America Corp.                                           154,108
        1,800 Fannie Mae                                                      121,392
        1,300 Fifth Third Bancorp                                              74,542
        1,650 SLM Corp.                                                        64,630
        2,100 Wells Fargo Co.                                                 105,840
                                                                        -------------
                                                                              616,675
                                                                        -------------
              BEVERAGES, FOOD & TOBACCO - 3.4%
        1,100 Anheuser-Busch Cos., Inc.                                        56,155
        1,100 Coca-Cola Co.                                                    51,051
        1,250 Pepsico, Inc.                                                    55,625
        2,400 Sysco Corp.                                                      72,096
                                                                        -------------
                                                                              234,927
                                                                        -------------
              BUILDING MATERIALS - 1.7%
        3,600 Home Depot, Inc.                                                119,232
                                                                        -------------
              CHEMICALS - 0.9%
          900 Air Products & Chemicals, Inc.                                   37,440
          500 Du Pont (E.I.) de Nemours                                        20,820
                                                                        -------------
                                                                               58,260
                                                                        -------------
              COMMERCIAL SERVICES - 1.4%
          700 Apollo Group, Inc. - Class A*                                    43,232
          350 eBay, Inc.*                                                      36,463
          400 H&R Block, Inc.                                                  17,300
                                                                        -------------
                                                                               96,995
                                                                        -------------
              COMMUNICATIONS - 0.4%
        1,600 Nokia Oyj - ADR                                                  26,288
                                                                        -------------
              COMPUTERS & INFORMATION - 5.8%
        9,700 Cisco Systems, Inc.*                                            161,893
        3,700 Dell Computer Corp.*                                            118,252
        1,450 Hewlett-Packard Co.                                       $      30,885
        1,050 International Business Machines Corp.                            86,625
                                                                        -------------
                                                                              397,655
                                                                        -------------
              COSMETICS & PERSONAL CARE - 3.1%
        1,300 Colgate-Palmolive Co.                                            75,335
        1,550 Procter & Gamble Co.                                            138,229
                                                                        -------------
                                                                              213,564
                                                                        -------------
              DATA PROCESSING AND PREPARATION - 2.1%
        2,200 First Data Corp.                                                 91,168
        1,500 Fiserv, Inc.*                                                    53,415
                                                                        -------------
                                                                              144,583
                                                                        -------------
              ELECTRIC UTILITIES - 1.7%
          550 Dominion Resources, Inc.                                         35,348
          600 FPL Group, Inc.                                                  40,110
        1,300 Southern Co.                                                     40,508
                                                                        -------------
                                                                              115,966
                                                                        -------------
              ELECTRONICS - 4.8%
        1,900 Analog Devices, Inc.*                                            66,158
        3,900 Intel Corp.                                                      81,058
        1,600 Linear Technology Corp.                                          51,536
          900 Maxim Integrated Products                                        30,771
        1,300 Novellus Systems, Inc.*                                          47,607
        2,000 Xilinx, Inc.*                                                    50,620
                                                                        -------------
                                                                              327,750
                                                                        -------------
              FINANCIAL SERVICES - 9.0%
        5,700 Citigroup, Inc.                                                 243,960
        1,200 Goldman Sachs Group, Inc.                                       100,500
        2,700 JP Morgan Chase & Co.                                            92,286
        1,900 Merrill Lynch & Co.                                              88,692
        2,000 Morgan Stanley                                                   85,500
                                                                        -------------
                                                                              610,938
                                                                        -------------
              HEALTH CARE PROVIDERS - 1.9%
        1,150 HCA - The Healthcare Co.                                         36,846
        1,900 UnitedHealth Group, Inc.                                         95,475
                                                                        -------------
                                                                              132,321
                                                                        -------------
              HEAVY MACHINERY - 2.4%
        4,700 Applied Materials, Inc.*                                         74,542
        1,250 United Technologies Corp.                                        88,538
                                                                        -------------
                                                                              163,080
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 3.1%
        7,350 General Electric Co.                                      $     210,798
                                                                        -------------
              INSURANCE - 2.1%
        1,750 American International Group                                     96,565
        1,400 Prudential Financial, Inc.                                       47,110
                                                                        -------------
                                                                              143,675
                                                                        -------------
              MEDIA - BROADCASTING & PUBLISHING - 2.8%
        1,500 Clear Channel Communications*                                    63,585
        2,850 Viacom, Inc. - Class B*                                         124,431
                                                                        -------------
                                                                              188,016
                                                                        -------------
              MEDICAL SUPPLIES - 6.0%
          950 Allergan, Inc.                                                   73,245
        1,400 Boston Scientific Corp.*                                         85,540
        1,050 KLA - Tencor Corp.*                                              48,815
        2,300 Medtronics, Inc.                                                110,331
        1,600 Microchip Technology, Inc.                                       39,408
          850 St. Jude Medical, Inc.*                                          48,875
                                                                        -------------
                                                                              406,214
                                                                        -------------
              METALS - 0.5%
        1,400 Alcoa, Inc.                                                      35,700
                                                                        -------------
              OIL & GAS - 5.1%
        1,300 Ensco International, Inc.                                        34,970
        5,650 Exxon Mobil Corp.                                               202,892
        1,100 Nabors Industries Ltd.*                                          43,505
        1,400 Schlumberger Ltd.                                                66,598
                                                                        -------------
                                                                              347,965
                                                                        -------------
              PHARMACEUTICALS - 12.3%
        2,200 Amgen, Inc.*                                                    146,168
          700 Cardinal Health, Inc.                                            45,010
        1,300 Forest Laboratories - Class A*                                   71,175
        3,000 Johnson & Johnson                                               155,100
        7,300 Pfizer, Inc.                                                    249,295
        2,200 Wyeth                                                           100,210
        1,600 Zimmer Holdings, Inc.*                                           72,080
                                                                        -------------
                                                                              839,038
                                                                        -------------
              PREPACKAGED SOFTWARE - 5.8%
        9,400 Microsoft Corp.                                                 240,734
        7,100 Oracle Corp.*                                                    85,342
        2,400 Veritas Software Corp.*                                          68,808
                                                                        -------------
                                                                              394,884
                                                                        -------------
              RADIO TELEPHONE COMMUNICATIONS - 0.7%
        2,400 Vodafone Group Plc - ADR                                  $      47,160
                                                                        -------------
              RETAILERS - 5.6%
        1,950 Bed Bath & Beyond, Inc.*                                         75,680
        1,800 Staples, Inc.*                                                   33,030
        1,500 Target Corp.                                                     56,760
        4,000 Wal-Mart Stores, Inc.                                           214,680
                                                                        -------------
                                                                              380,150
                                                                        -------------
              TELEPHONE SYSTEMS - 1.1%
          800 Bellsouth Corp.                                                  21,304
        2,000 SBC Communications, Inc.                                         51,100
                                                                        -------------
                                                                               72,404
                                                                        -------------
              TEXTILES, CLOTHING & FABRICS - 0.5%
          600 NIKE, Inc. - Class B                                             32,094
                                                                        -------------
              TRANSPORTATION - 1.2%
          900 Canadian National Railway Co.                                    43,434
        1,200 Carnival Corp.                                                   39,012
                                                                        -------------
                                                                               82,446
                                                                        -------------
              TOTAL COMMON STOCKS
                (Cost $6,580,993)                                       $   6,669,863
                                                                        -------------

     PAR
    VALUE
-------------
              SHORT TERM INSTRUMENTS - 0.7%
              U.S. GOVERNMENT - 0.7%
       50,000 U.S. Treasury Bill, 0.805%, due 09/18/03
                (Cost $49,912)                                          $      49,912
                                                                        -------------

              TOTAL INVESTMENTS - 98.6%
                (Cost $6,630,905)                                           6,719,775
              Other Assets and Liabilities (net) - 1.4%                        94,402
                                                                        -------------
              TOTAL NET ASSETS - 100.0%                                 $   6,814,177
                                                                        =============

              NOTES TO THE PORTFOLIO OF INVESTMENTS:
              ADR - American Depository Receipt
              * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

VALUE EQUITY FUND
ADVISED BY: SALOMON BROTHERS ASSET MANAGEMENT INC
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2003

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS - 92.7%
              AEROSPACE & DEFENSE - 1.4%
        7,100 Honeywell International, Inc.                             $     190,635
                                                                        -------------
              APPAREL RETAILERS - 0.5%
        3,700 Gap, Inc.                                                        69,412
                                                                        -------------
              BANKING - 11.5%
        3,800 American Express Co.                                            158,878
        2,200 Bank of America Corp.                                           173,866
        7,200 Bank of New York Co., Inc.                                      207,000
        6,500 Fleet Boston Financial Corp.                                    193,115
        8,400 MBNA Corp.                                                      175,056
        8,000 U.S. Bancorp                                                    196,000
        4,100 Wachovia Corp.                                                  163,836
        4,000 Washington Mutual, Inc.                                         165,200
        3,300 Wells Fargo Co.                                                 166,320
                                                                        -------------
                                                                            1,599,271
                                                                        -------------
              BEVERAGES, FOOD & TOBACCO - 6.2%
        8,700 Altria Group, Inc.                                              395,328
        2,800 Kraft Foods, Inc. - Class A                                      91,140
        3,800 RJ Reynolds Tobacco Holdings, Inc.                              141,398
       11,400 Safeway, Inc.*                                                  233,244
                                                                        -------------
                                                                              861,110
                                                                        -------------
              BUILDING MATERIALS - 1.5%
        6,200 Home Depot, Inc.                                                205,344
                                                                        -------------
              CHEMICALS - 0.9%
        4,200 Dow Chemical Co.                                                130,032
                                                                        -------------
              COMMERCIAL SERVICES - 0.6%
        3,400 Waste Management, Inc.                                           81,906
                                                                        -------------
              COMMUNICATIONS - 4.6%
        9,500 Comverse Technology, Inc.*                                      142,785
       60,100 Lucent Technologies, Inc.*                                      122,003
       18,900 Motorola, Inc.                                                  178,227
       12,300 Nokia Oyj - ADR                                                 202,089
                                                                        -------------
                                                                              645,104
                                                                        -------------
              COMPUTER INTEGRATED SYSTEMS DESIGN - 1.9%
       13,700 3Com Corp.*                                                      64,116
       43,200 Sun Microsystems, Inc.*                                         198,720
                                                                        -------------
                                                                              262,836
                                                                        -------------
              COMPUTERS & INFORMATION - 3.1%
       14,800 Hewlett-Packard Co.                                       $     315,240
       32,600 Solectron Corp.*                                                121,924
                                                                        -------------
                                                                              437,164
                                                                        -------------
              ELECTRIC UTILITIES - 2.8%
        8,400 NiSource, Inc.                                                  159,600
        3,900 Progress Energy, Inc.                                           171,210
        3,900 XCEL Energy, Inc.                                                58,656
                                                                        -------------
                                                                              389,466
                                                                        -------------
              ELECTRONICS - 1.0%
          400 ASML Holding NV*                                                  3,824
        1,000 Intel Corp.                                                      20,784
        6,700 LSI Logic Corp.*                                                 47,436
        5,800 Micron Technology, Inc.*                                         67,454
                                                                        -------------
                                                                              139,498
                                                                        -------------
              ENTERTAINMENT & LEISURE - 3.4%
       20,900 Liberty Media Corp. - Class A*                                  241,604
        9,200 News Corp. Ltd. - ADR                                           230,460
                                                                        -------------
                                                                              472,064
                                                                        -------------
              FINANCIAL SERVICES - 8.2%
        7,500 Equity Office Properties Trust REIT                             202,575
          300 Freddie Mac                                                      15,231
        2,100 Goldman Sachs Group, Inc.                                       175,875
        5,200 JP Morgan Chase & Co.                                           177,736
        5,000 Merrill Lynch & Co.                                             233,400
        3,600 Morgan Stanley                                                  153,900
        7,100 Waddell & Reed Financial, Inc. - Class A                        182,257
                                                                        -------------
                                                                            1,140,974
                                                                        -------------
              FOOD RETAILERS - 1.2%
       10,100 Kroger Co.*                                                     168,468
                                                                        -------------
              FOREST PRODUCTS & PAPER - 3.2%
        5,800 International Paper Co.                                         207,234
        4,700 Kimberly-Clark Corp.                                            245,058
                                                                        -------------
                                                                              452,292
                                                                        -------------
              HEALTH CARE PROVIDERS - 1.9%
        5,600 HCA - The Healthcare Co.                                        179,424
        7,300 Tenet Healthcare Corp.*                                          85,045
                                                                        -------------
                                                                              264,469
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              HEAVY MACHINERY - 1.3%
        2,600 United Technologies Corp.                                 $     184,158
                                                                        -------------
              HOUSEHOLD PRODUCTS - 0.7%
        2,000 Fortune Brands, Inc.                                            104,400
                                                                        -------------
              INSURANCE - 5.7%
        4,200 American International Group                                    231,756
        2,400 Hartford Financial Services Group                               120,864
        2,700 Loews Corp.                                                     127,683
        4,000 St. Paul Cos.                                                   146,040
        1,200 Willis Group Holdings Ltd.                                       36,900
        1,600 XL Capital Ltd. - Class A                                       132,800
                                                                        -------------
                                                                              796,043
                                                                        -------------
              LODGING - 0.7%
        3,000 MGM Mirage, Inc.*                                               102,540
                                                                        -------------
              MEDIA - BROADCASTING & PUBLISHING - 2.0%
        4,561 Comcast Corp - Class A*                                         137,651
        4,700 Comcast Corp - Special Class A*                                 135,501
                                                                        -------------
                                                                              273,152
                                                                        -------------
              METALS - 1.8%
        9,700 Alcoa, Inc.                                                     247,350
                                                                        -------------
              OIL & GAS - 9.0%
        5,400 BP Plc - ADR                                                    226,908
        2,800 ChevronTexaco Corp.                                             202,160
        6,400 Ensco International, Inc.                                       172,160
        4,500 GlobalSantaFe Corp.                                             105,030
        3,500 Royal Dutch Petroleum Co.                                       163,170
        2,400 Total S.A.                                                      181,920
        9,600 Transocean Sedco Forex, Inc.*                                   210,912
                                                                        -------------
                                                                            1,262,260
                                                                        -------------
              PHARMACEUTICALS - 5.9%
        5,100 Bristol-Myers Squibb Co.                                        138,465
        9,000 Pfizer, Inc.                                              $     307,350
       10,400 Schering-Plough Corp.                                           193,440
        4,100 Wyeth                                                           186,755
                                                                        -------------
                                                                              826,010
                                                                        -------------
              PREPACKAGED SOFTWARE - 0.6%
        2,900 Veritas Software Corp.*                                          83,143
                                                                        -------------
              RESTAURANTS - 2.1%
       13,100 McDonald's Corp.                                                288,986
                                                                        -------------
              RETAILERS - 2.9%
        5,000 Federated Department Stores                                     184,250
        5,700 Target Corp.                                                    215,688
                                                                        -------------
                                                                              399,938
                                                                        -------------
              TELEPHONE COMMUNICATIONS, EXCL. RADIO - 0.8%
        5,600 AT&T Corp.                                                      107,800
                                                                        -------------
              TELEPHONE SYSTEMS - 5.3%
       27,000 AT&T Wireless Services, Inc.*                                   221,670
        9,000 SBC Communications, Inc.                                        229,950
        7,400 Verizon Communications                                          291,930
                                                                        -------------
                                                                              743,550
                                                                        -------------

              TOTAL INVESTMENTS - 92.7%
                (Cost $12,799,643)                                         12,929,375
              Other Assets and Liabilities (net) - 7.3%                     1,021,686
                                                                        -------------
              TOTAL NET ASSETS - 100.0%                                 $  13,951,061
                                                                        =============

              NOTES TO THE PORTFOLIO OF INVESTMENTS:
              ADR - American Depository Receipt
              REIT - Real Estate Investment Trust
              * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BASIC VALUE FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2003

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS - 93.1%
              ADVERTISING - 5.3%
       24,400 Interpublic Group Cos., Inc.                              $     326,472
        5,150 Omnicom Group                                                   369,255
                                                                        -------------
                                                                              695,727
                                                                        -------------
              AEROSPACE & DEFENSE - 1.4%
        6,900 Honeywell International, Inc.                                   185,265
                                                                        -------------
              APPAREL RETAILERS - 2.6%
       18,050 Gap, Inc.                                                       338,618
                                                                        -------------
              BANKING - 8.0%
        3,600 Bank of America Corp.                                           284,508
       10,050 Bank of New York Co., Inc.                                      288,937
        6,350 Bank One Corp.                                                  236,093
        3,500 Fannie Mae                                                      236,040
                                                                        -------------
                                                                            1,045,578
                                                                        -------------
              BEVERAGES, FOOD & TOBACCO - 0.9%
        5,550 Safeway, Inc.*                                                  113,553
                                                                        -------------
              COMMERCIAL SERVICES - 8.1%
       17,300 Cendant Corp.*                                                  316,936
        6,200 H&R Block, Inc.                                                 268,150
        5,300 Robert Half International, Inc.*                                100,382
       15,350 Waste Management, Inc.                                          369,781
                                                                        -------------
                                                                            1,055,249
                                                                        -------------
              COMMUNICATIONS - 1.9%
        6,650 Koninklijke (Royal) Philips Electronics NV - ADR                127,081
       13,500 Motorola, Inc.                                                  127,305
                                                                        -------------
                                                                              254,386
                                                                        -------------
              DATA PROCESSING AND PREPARATION - 6.5%
       15,200 Ceridian Corp.*                                                 257,944
        8,100 First Data Corp.                                                335,664
       14,200 IMS Health, Inc.                                                255,458
                                                                        -------------
                                                                              849,066
                                                                        -------------
              ELECTRONICS - 2.0%
        7,300 Novellus Systems, Inc.*                                         267,333
                                                                        -------------
              ENTERTAINMENT & LEISURE - 2.6%
       12,500 Disney (Walt) Co.                                         $     246,875
        5,000 Mattel, Inc.                                                     94,600
                                                                        -------------
                                                                              341,475
                                                                        -------------
              FINANCIAL SERVICES - 10.6%
        8,600 Citigroup, Inc.                                                 368,080
        7,890 Janus Capital Group, Inc.                                       129,396
        8,590 JP Morgan Chase & Co.                                           293,606
        7,250 Merrill Lynch & Co.                                             338,430
        6,000 Morgan Stanley                                                  256,500
                                                                        -------------
                                                                            1,386,012
                                                                        -------------
              FOOD RETAILERS - 2.3%
       18,050 Kroger Co.*                                                     301,074
                                                                        -------------
              HEALTH CARE PROVIDERS - 3.8%
        7,500 HCA - The Healthcare Co.                                        240,300
        5,000 UnitedHealth Group, Inc.                                        251,250
                                                                        -------------
                                                                              491,550
                                                                        -------------
              HEAVY MACHINERY - 4.8%
        3,600 American Standard Cos.*                                         266,148
       12,950 Applied Materials, Inc.*                                        205,387
        3,800 Parker Hannifin Corp.                                           159,562
                                                                        -------------
                                                                              631,097
                                                                        -------------
              INDUSTRIAL - DIVERSIFIED - 3.8%
       25,900 Tyco International Ltd.                                         491,582
                                                                        -------------
              INSURANCE - 4.4%
        8,650 ACE Ltd.                                                        296,608
        2,700 MGIC Investment Corp.                                           125,928
        4,250 Radian Group, Inc.                                              155,763
                                                                        -------------
                                                                              578,299
                                                                        -------------
              LODGING - 1.6%
        7,350 Starwood Hotels & Resorts World                                 210,137
                                                                        -------------
              MEDICAL SUPPLIES - 2.5%
       11,050 Waters Corp.*                                                   321,887
                                                                        -------------
              METALS - 2.0%
       10,750 Masco Corp.                                                     256,388
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS (CONTINUED)
              OIL & GAS - 6.6%
        8,750 Ensco International, Inc.                                 $     235,375
        3,400 Nabors Industries Ltd.*                                         134,470
       10,450 Transocean Sedco Forex, Inc.*                                   229,587
        6,300 Weatherford International Ltd.*                                 263,970
                                                                        -------------
                                                                              863,402
                                                                        -------------
              PHARMACEUTICALS - 4.7%
        9,350 McKesson Corp.                                                  334,169
        6,300 Wyeth                                                           286,965
                                                                        -------------
                                                                              621,134
                                                                        -------------
              PREPACKAGED SOFTWARE - 4.1%
       24,200 Computer Associates International, Inc.                   $     539,176
                                                                        -------------
              RETAILERS - 2.6%
        9,050 Target Corp.                                                    342,452
                                                                        -------------

              TOTAL INVESTMENTS - 93.1%
                (Cost $11,475,859)                                      $  12,180,440
              Other Assets and Liabilities (net) - 6.9%                       898,818
                                                                        -------------
              TOTAL NET ASSETS - 100.0%                                 $  13,079,258
                                                                        =============

              NOTES TO THE PORTFOLIO OF INVESTMENTS:
              ADR - American Depository Receipt
              * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BALANCED FUND
ADVISED BY: OPCAP ADVISORS
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2003

                                                                            VALUE
    SHARES                                                                 (NOTE 1)
-------------                                                           -------------
              COMMON STOCKS - 64.8%
              ADVERTISING - 1.4%
        3,800 Omnicom Group                                             $     272,460
                                                                        -------------
              BANKING - 4.1%
       14,700 Bank of New York Co., Inc.                                      422,625
        3,400 Fannie Mae                                                      229,296
        3,600 Washington Mutual, Inc.                                         148,680
                                                                        -------------
                                                                              800,601
                                                                        -------------
              BEVERAGES, FOOD & TOBACCO - 2.6%
        7,000 Altria Group, Inc.                                              318,080
        5,500 Kraft Foods, Inc. - Class A                                     179,025
                                                                        -------------
                                                                              497,105
                                                                        -------------
              COMMERCIAL SERVICES - 1.1%
        9,000 Waste Management, Inc.                                          216,810
                                                                        -------------
              COMMUNICATIONS - 0.4%
       24,100 JDS Uniphase Corp.*                                              84,591
                                                                        -------------
              COMPUTER SOFTWARE & PROCESSING - 2.5%
       22,100 Electronic Data Systems Corp.                                   474,045
                                                                        -------------
              COMPUTERS & INFORMATION - 3.1%
       11,000 Cisco Systems, Inc.*                                            183,590
       40,400 EMC Corp.*                                                      422,988
                                                                        -------------
                                                                              606,578
                                                                        -------------
              COSMETICS & PERSONAL CARE - 0.9%
        5,600 Gillette Co.                                                    178,416
                                                                        -------------
              ELECTRIC UTILITIES - 0.9%
        9,050 NiSource, Inc.                                                  171,950
                                                                        -------------
              ELECTRONICS - 5.4%
       14,500 Flextronics International Ltd.*                                 150,655
       70,300 General Motors Corp. - Class H*                                 900,543
                                                                        -------------
                                                                            1,051,198
                                                                        -------------
              ENTERTAINMENT & LEISURE - 0.7%
        7,200 Disney (Walt) Co.                                               142,200
                                                                        -------------
              FINANCIAL SERVICES - 8.6%
       11,300 Citigroup, Inc.                                                 483,640
       15,500 Freddie Mac                                                     786,935
       11,300 JP Morgan Chase & Co.                                           386,234
                                                                        -------------
                                                                            1,656,809
                                                                        -------------
              FOREST PRODUCTS & PAPER - 1.4%
        7,500 International Paper Co.                                         267,975
                                                                        -------------
              HEALTH CARE PROVIDERS - 1.1%
       18,200 Tenet Healthcare Corp.*                                         212,030
                                                                        -------------
              HEAVY MACHINERY - 1.9%
       22,900 Applied Materials, Inc.*                                        363,194
                                                                        -------------
              INDUSTRIAL - DIVERSIFIED - 1.8%
       18,500 Tyco International Ltd.                                   $     351,130
                                                                        -------------
              INSURANCE - 3.0%
        3,500 American International Group                                    193,130
       29,500 UnumProvident Corp.                                             395,595
                                                                        -------------
                                                                              588,725
                                                                        -------------
              MEDIA - BROADCASTING & PUBLISHING - 1.6%
        7,400 Clear Channel Communications*                                   313,686
                                                                        -------------
              METALS - 5.5%
       22,200 Alcan, Inc.                                                     694,638
       10,500 Inco Ltd.*                                                      221,970
        2,900 Nucor Corp.                                                     141,665
                                                                        -------------
                                                                            1,058,273
                                                                        -------------
              OIL & GAS - 2.7%
        6,900 Anadarko Petroleum Corp.                                        306,843
        5,300 Nabors Industries Ltd.*                                         209,615
                                                                        -------------
                                                                              516,458
                                                                        -------------
              PHARMACEUTICALS - 5.4%
        7,600 McKesson Corp.                                                  271,624
       16,900 Pfizer, Inc.                                                    577,135
        4,100 Wyeth                                                           186,755
                                                                        -------------
                                                                            1,035,514
                                                                        -------------
              RETAILERS - 6.2%
       26,400 Dollar General Corp.                                            482,064
       14,400 Office Depot, Inc.*                                             208,944
       15,200 Sears, Roebuck and Co.                                          511,328
                                                                        -------------
                                                                            1,202,336
                                                                        -------------
              TRANSPORTATION - 2.5%
       14,800 Carnival Corp.                                                  481,148
                                                                        -------------
              TOTAL COMMON STOCKS
                (Cost $11,069,491)                                      $  12,543,232
                                                                        -------------

    PAR
   VALUE
-------------
              DEBT OBLIGATIONS - 26.7%
              CORPORATE DEBT - 13.6%
      105,000 AOL Time Warner Inc., 5.625%, due 05/01/05                      111,529
       50,000 AT&T Corp., 6.5%, due 11/15/06                                   55,661
       15,000 AT&T Corp., 7.3%, due 11/15/11                                   17,179
       50,000 AT&T Wireless Services, Inc., 7.35%, due 03/01/06                56,148
       80,000 Bear Stearns Co., 6.25%, due 07/15/05                            87,011
       25,000 Boeing Capital Corp., 6.5%, due 02/15/12                         28,240

   The accompanying notes are an integral part of these financial statements.

    PAR                                                                     VALUE
   VALUE                                                                   (NOTE 1)
-------------                                                           -------------
              DEBT OBLIGATIONS (CONTINUED)
              CORPORATE DEBT (CONTINUED)
       40,000 Cendant Corp., 6.875%, due 08/15/06                       $      44,780
       45,000 CIT Group, Inc., 7.125%, due 10/15/04                            47,944
       50,000 CIT Group, Inc., 7.75%, due 04/02/12                             59,716
       50,000 Citigroup, Inc., 6%, due 02/21/12                                56,976
      275,000 Conseco Finance Trust III, 8.796%, due 04/01/27                   6,187
       70,000 DaimlerChrysler NA Holding Corp., 3.4%, due 12/15/04             70,683
       50,000 FirstEnergy Corp., 5.5%, due 11/15/06                            53,649
       15,000 Ford Motor Co., 7.45%, due 07/16/31                              13,779
       75,000 Ford Motor Credit, 6.125%, due  01/09/06                         77,956
       30,000 General Dynamics Corp., 2.125%, due 05/15/06                     30,425
       55,000 General Electric Capital Corp., 6%, due 06/15/12                 62,192
      125,000 General Motors Acceptance Corp., 6.75%, due 01/15/06            132,783
       75,000 Goldman Sachs Group Inc., 5.7%, due 09/01/12                     82,546
       25,000 Goodyear Tire & Rubber, 7.857%, due 08/15/11                     18,375
       75,000 Household Finance Corp., 7%, due 05/15/12                        88,925
       35,000 International Lease Finance Corp., 5.54%, due 03/21/05           36,790
       70,000 John Deere Capital Corp., 3.125%, due 12/15/05                   72,065
       25,000 News America Holdings, 9.25%, due 02/01/13                       33,441
      275,000 Qwest Corp. 144A, 8.875%, due 03/15/12                          308,687
       55,000 Raytheon Co., 8.2%, due 03/01/06                                 63,495
       55,000 Safeway Store, 7.25%, due 09/15/04                               58,459
       35,000 SBC Communications Inc., 5.75%, due 05/02/06                     38,685
       50,000 Sears Roebuck Acceptance Corp., 6.7%, due 04/15/12               56,524
      120,000 Sprint Capital Corp., 8.375%, due  03/15/12                     143,954
       60,000 Tenet Healthcare Corp., 5%, due 07/01/07                         56,400
       80,000 Tenet Healthcare Corp., 6.5%, due 06/01/12                $      74,600
       60,000 Tenet Healthcare Corp., 6.875%, due 11/15/31                     53,100
       90,000 Verizon Global Funding Corp., 6.75%, due 12/01/05               100,495
       50,000 Verizon Global Funding Corp., 7.375%, due 09/01/12               61,112
       85,000 Walt Disney Co, 7.3%, due 02/08/05                               92,344
       25,000 Waste Management, Inc., 6.5%, due 11/15/08                       28,616
      145,000 Weyerhaeuser Co, 5.5%, due 03/15/05                             153,461
                                                                        -------------
                                                                            2,634,912
                                                                        -------------
              U.S. GOVERNMENT - 13.1%
       25,000 Fannie Mae, 6.25%, due 02/01/11                                  28,875
      181,158 U.S. Treasury Inflation Indexed
                Bond, 3.375%, due 01/15/12*                                   205,020
      362,450 U.S. Treasury Inflation Indexed
                Bond, 3.375%, due 04/15/32*                                   438,904
      592,609 U.S. Treasury Inflation Indexed
                Bond, 3.875%, due 04/15/29*                                   756,225
    1,100,000 U.S. Treasury Note, 2.75%, due
                09/30/03                                                    1,105,501
                                                                        -------------
                                                                            2,534,525
                                                                        -------------

              TOTAL DEBT OBLIGATIONS
                (Cost $5,001,939)                                       $   5,169,437
                                                                        -------------

              TOTAL INVESTMENTS - 91.5%
                (Cost $16,071,430)                                         17,712,669
              Other Assets and Liabilities (net) - 8.5%                     1,650,393
                                                                        -------------
              TOTAL NET ASSETS - 100.0%                                 $  19,363,062
                                                                        =============

              NOTES TO THE PORTFOLIO OF INVESTMENTS:
              144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2003, the securities were valued at $308,687 or 1.6% of net assets.
              * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2003

                                                  EMERGING         AGGRESSIVE         CAPITAL
                                               GROWTH EQUITY         GROWTH         APPRECIATION
                                                    FUND              FUND              FUND
                                               --------------    --------------    --------------
ASSETS:
  Investments, at value (Note 1)*              $    6,755,423    $    8,307,218    $    4,299,878
  Cash                                                214,623           991,888           581,366
  Receivable from:
    Securities sold                                   151,296           102,890            44,080
    Dividends and Interest                                215               933             1,042
    Manager (Note 2)                                    9,383             5,823             9,558
    Broker (Note 2)                                        --               808                23
  Prepaid insurance                                       396               275               233
                                               --------------    --------------    --------------
      Total assets                                  7,131,336         9,409,835         4,936,180
                                               --------------    --------------    --------------
LIABILITIES:
  Payable for:
    Securities purchased                              128,323           557,149                --
  ACCRUED EXPENSES:
    Management fees (Note 2)                               --                --                --
    Other                                              24,356            32,035            23,918
                                               --------------    --------------    --------------
      Total liabilities                               152,679           589,184            23,918
                                               --------------    --------------    --------------
NET ASSETS                                     $    6,978,657    $    8,820,651    $    4,912,262
                                               ==============    ==============    ==============
NET ASSETS CONSIST OF:
  Paid-in capital                              $   12,134,601    $    8,816,741    $    5,286,423
  Undistributed net investment income (loss)          (32,566)          (29,391)          (15,605)
  Accumulated net realized gain (loss) on
    investments                                    (6,034,664)       (1,237,960)         (854,313)
  Net unrealized appreciation (depreciation)
    on investments                                    911,286         1,271,261           495,757
                                               --------------    --------------    --------------
NET ASSETS                                     $    6,978,657    $    8,820,651    $    4,912,262
                                               ==============    ==============    ==============
SHARES OUTSTANDING                                  1,244,529         1,161,062           597,358
                                               ==============    ==============    ==============
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE                   $         5.61    $         7.60    $         8.22
                                               ==============    ==============    ==============
*Cost of investments                           $    5,844,137    $    7,035,957    $    3,804,121

                                                   EQUITY         DIVERSIFIED         MID CAP
                                                   GROWTH           MID-CAP            VALUE
                                                    FUND              FUND              FUND
                                               --------------    --------------    --------------
ASSETS:
  Investments, at value (Note 1)*              $   12,611,875    $    7,149,390    $   16,366,044
  Cash                                                478,264           125,403           466,418
  Receivable from:
    Securities sold                                   305,807            45,390                --
    Dividends and Interest                              3,938             8,843            26,472
    Manager (Note 2)                                   15,285             8,658                --
    Broker (Note 2)                                       886                76             1,856
  Prepaid insurance                                     1,967               417               736
                                               --------------    --------------    --------------
      Total assets                                 13,418,022         7,338,177        16,861,526
                                               --------------    --------------    --------------
LIABILITIES:
  Payable for:
    Securities purchased                              276,463            90,149            83,718
  ACCRUED EXPENSES:
    Management fees (Note 2)                               --                --             1,060
    Other                                              38,214            30,574            35,781
                                               --------------    --------------    --------------
      Total liabilities                               314,677           120,723           120,559
                                               --------------    --------------    --------------
NET ASSETS                                     $   13,103,345    $    7,217,454    $   16,740,967
                                               ==============    ==============    ==============
NET ASSETS CONSIST OF:
  Paid-in capital                              $   16,112,742    $    7,439,025    $   15,056,876
  Undistributed net investment income (loss)             (348)            6,293            17,323
  Accumulated net realized gain (loss) on
    investments                                    (3,580,656)         (431,929)          (43,612)
  Net unrealized appreciation (depreciation)
    on investments                                    571,607           204,065         1,710,380
                                               --------------    --------------    --------------
NET ASSETS                                     $   13,103,345    $    7,217,454    $   16,740,967
                                               ==============    ==============    ==============
SHARES OUTSTANDING                                  1,968,702           794,968         1,478,636
                                               ==============    ==============    ==============
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE                   $         6.66    $         9.08    $        11.32
                                               ==============    ==============    ==============
*Cost of investments                           $   12,040,268    $    6,945,325    $   14,655,664

   The accompanying notes are an integral part of these financial statements.

                                                   CAPITAL             BLUE            VALUE            BASIC
                                                    GROWTH             CHIP           EQUITY            VALUE          BALANCED
                                                     FUND              FUND            FUND             FUND             FUND
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
  Investments, at value (Note 1)*               $    9,826,893   $    6,719,775   $   12,929,375   $   12,180,440   $   17,712,669
  Cash                                                 216,636          141,665        1,000,331          921,681        1,719,429
  Receivable from:
    Securities sold                                         --           21,124          167,197               --           89,795
    Dividends and Interest                               8,974            4,344           28,927            7,933           77,585
    Manager (Note 2)                                     5,884            7,669            3,830            2,579               --
    Broker (Note 2)                                        444              115               --              770            2,268
  Prepaid insurance                                        661              321              897              524            1,033
                                                --------------   --------------   --------------   --------------   --------------
    Total assets                                    10,059,492        6,895,013       14,130,557       13,113,927       19,602,779
                                                --------------   --------------   --------------   --------------   --------------
LIABILITIES:
  Payable for:
    Securities purchased                               104,755           52,353          153,315               --          209,632
  ACCRUED EXPENSES:
    Management fees (Note 2)                                --               --               --               --            1,330
    Other                                               21,607           28,483           26,181           34,669           28,755
                                                --------------   --------------   --------------   --------------   --------------
      Total liabilities                                126,362           80,836          179,496           34,669          239,717
                                                --------------   --------------   --------------   --------------   --------------
NET ASSETS                                      $    9,933,130   $    6,814,177   $   13,951,061   $   13,079,258   $   19,363,062
                                                ==============   ==============   ==============   ==============   ==============
NET ASSETS CONSIST OF:
  Paid-in capital                               $   12,738,031   $    7,349,090   $   15,191,803   $   13,152,069   $   20,015,151
  Undistributed net investment income (loss)            11,844              773          171,751           (9,489)         227,089
  Accumulated net realized gain (loss) on
    investments                                     (1,705,233)        (624,556)      (1,542,225)        (767,903)      (2,520,417)
  Net unrealized appreciation (depreciation)
    on investments                                  (1,111,512)          88,870          129,732          704,581        1,641,239
                                                --------------   --------------   --------------   --------------   --------------
NET ASSETS                                      $    9,933,130   $    6,814,177   $   13,951,061   $   13,079,258   $   19,363,062
                                                ==============   ==============   ==============   ==============   ==============
SHARES OUTSTANDING                                   1,308,393          866,877        1,485,447        1,532,140        2,105,469
                                                ==============   ==============   ==============   ==============   ==============
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE                    $         7.59   $         7.86   $         9.39   $         8.54   $         9.20
                                                ==============   ==============   ==============   ==============   ==============
*Cost of investments                            $   10,938,405   $    6,630,905   $   12,799,643   $   11,475,859   $   16,071,430

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2003

                                                  EMERGING         AGGRESSIVE         CAPITAL
                                               GROWTH EQUITY         GROWTH         APPRECIATION
                                                    FUND              FUND              FUND
                                               --------------    --------------    --------------
INVESTMENT INCOME:
  Interest                                     $          763    $        1,142    $        1,110
  Dividends*                                              396             6,515             7,197
                                               --------------    --------------    --------------
    Total investment income                             1,159             7,657             8,307
                                               --------------    --------------    --------------
EXPENSES:
  Investment management fee (Note 2)                   26,231            28,155            17,934
  Custody and administration fees                      92,502            86,130            77,043
  Audit fees                                            6,420             5,890             4,596
  Legal fees                                            2,394             2,385             1,776
  Trustees' fees                                        1,414             1,311             1,000
  Printing fees                                           473             1,623               348
  Insurance                                               804               559               476
  Other                                                   134               127                97
                                               --------------    --------------    --------------
    Total Expenses                                    130,372           126,180           103,270
  Expenses waived/reimbursed by the Manager
    (Note 2)                                          (96,647)          (87,517)          (79,313)
  Less reductions (Note 2)                                 --            (1,615)              (45)
                                               --------------    --------------    --------------
    Total waivers and reductions                      (96,647)          (89,132)          (79,358)
                                               --------------    --------------    --------------
  Net operating expenses                               33,725            37,048            23,912
                                               --------------    --------------    --------------
NET INVESTMENT INCOME (LOSS)                          (32,566)          (29,391)          (15,605)
                                               --------------    --------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss)
    Investment transactions                          (301,433)          (94,461)          (99,335)
    Financial futures contracts                            --                --                --
                                               --------------    --------------    --------------
    Net realized gain (loss)                         (301,433)          (94,461)          (99,335)
                                               --------------    --------------    --------------
  Net change in unrealized appreciation
    (depreciation)
    Investments                                     1,259,979         1,303,538           769,678
    Financial futures contracts                            --                --                --
                                               --------------    --------------    --------------
    Net change in unrealized appreciation
      (depreciation)                                1,259,979         1,303,538           769,678
                                               --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)               958,546         1,209,077           670,343
                                               --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $      925,980    $    1,179,686    $      654,738
                                               ==============    ==============    ==============
    *Net of foreign taxes withheld of:         $           (5)   $          120    $          344

                                                   EQUITY          DIVERSIFIED        MID CAP
                                                   GROWTH            MID-CAP           VALUE
                                                    FUND              FUND              FUND
                                               --------------    --------------    --------------
INVESTMENT INCOME:
  Interest                                     $          771    $          286    $        1,333
  Dividends*                                           47,796            41,090            89,217
                                               --------------    --------------    --------------
  Total investment income                              48,567            41,376            90,550
                                               --------------    --------------    --------------
EXPENSES:
  Investment management fee (Note 2)                   37,175            26,568            54,229
  Custody and administration fees                      84,707            83,094            76,155
  Audit fees                                           11,617             6,426            12,007
  Legal fees                                            4,946             2,882             5,875
  Trustees' fees                                        2,516             1,616             3,212
  Printing fees                                         1,756               975             1,599
  Insurance                                               986               851             1,497
  Other                                                   223               160               298
                                               --------------    --------------    --------------
    Total Expenses                                    143,926           122,572           154,872
  Expenses waived/reimbursed by the Manager
    (Note 2)                                          (93,246)          (86,994)          (77,792)
  Less reductions (Note 2)                             (1,765)             (152)           (3,712)
                                               --------------    --------------    --------------
    Total waivers and reductions                      (95,011)          (87,146)          (81,504)
                                               --------------    --------------    --------------
  Net operating expenses                               48,915            35,426            73,368
                                               --------------    --------------    --------------
NET INVESTMENT INCOME (LOSS)                             (348)            5,950            17,182
                                               --------------    --------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss)
    Investment transactions                            31,614            28,225           499,326
    Financial futures contracts                            --                --                --
                                               --------------    --------------    --------------
    Net realized gain (loss)                           31,614            28,225           499,326
                                               --------------    --------------    --------------
  Net change in unrealized appreciation
    (depreciation)
    Investments                                       794,062           707,878         1,446,823
    Financial futures contracts                            --                --                --
                                               --------------    --------------    --------------
    Net change in unrealized appreciation
      (depreciation)                                  794,062           707,878         1,446,823
                                               --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)               825,676           736,103         1,946,149
                                               --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $      825,328    $      742,053    $    1,963,331
                                               ==============    ==============    ==============
  *Net of foreign taxes withheld of:           $           --    $          113    $          462

   The accompanying notes are an integral part of these financial statements.

                                                    CAPITAL            BLUE            VALUE            BASIC
                                                    GROWTH             CHIP           EQUITY            VALUE          BALANCED
                                                     FUND              FUND            FUND             FUND             FUND
                                                --------------   --------------   --------------   --------------   --------------
INVESTMENT INCOME:
  Interest                                      $          278   $          934   $        7,379   $          998   $      116,202
  Dividends*                                            57,921           32,869          133,173           46,618           77,289
                                                --------------   --------------   --------------   --------------   --------------
    Total investment income                             58,199           33,803          140,552           47,616          193,491
                                                --------------   --------------   --------------   --------------   --------------
EXPENSES:
  Investment management fee (Note 2)                    36,150           24,773           47,065           42,829           62,632
  Custody and administration fees                       75,436           79,861           76,118           81,389           78,196
  Audit fees                                             9,828            5,838           12,916            8,990           15,873
  Legal fees                                             4,248            2,490            5,893            4,266            7,551
  Trustees' fees                                         2,438            1,386            3,366            2,359            4,281
  Printing fees                                          1,450              489            1,157              839            1,491
  Insurance                                              1,347              652            1,824            1,066            2,105
  Other                                                    252              130              315              220              398
                                                --------------   --------------   --------------   --------------   --------------
    Total Expenses                                     131,149          115,619          148,654          141,958          172,527
  Expenses waived/reimbursed by the Manager
    (Note 2)                                           (81,352)         (82,359)         (83,939)         (83,313)         (81,873)
  Less reductions (Note 2)                                (888)            (230)              --           (1,540)          (4,536)
                                                --------------   --------------   --------------   --------------   --------------
    Total waivers and reductions                       (82,240)         (82,589)         (83,939)         (84,853)         (86,409)
                                                --------------   --------------   --------------   --------------   --------------
  Net operating expenses                                48,909           33,030           64,715           57,105           86,118
                                                --------------   --------------   --------------   --------------   --------------
NET INVESTMENT INCOME (LOSS)                             9,290              773           75,837           (9,489)         107,373
                                                --------------   --------------   --------------   --------------   --------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss)
    Investment transactions                           (223,916)        (127,381)        (370,453)        (265,827)         235,312
    Financial futures contracts                             --           17,882               --               --               --
                                                --------------   --------------   --------------   --------------   --------------
    Net realized gain (loss)                          (223,916)        (109,499)        (370,453)        (265,827)         235,312
                                                --------------   --------------   --------------   --------------   --------------
  Net change in unrealized appreciation
    (depreciation)
    Investments                                      1,030,496          729,442        1,888,819        1,719,106        1,909,970
    Financial futures contracts                             --            2,461               --               --               --
                                                --------------   --------------   --------------   --------------   --------------
    Net change in unrealized appreciation
      (depreciation)                                 1,030,496          731,903        1,888,819        1,719,106        1,909,970
                                                --------------   --------------   --------------   --------------   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                806,580          622,404        1,518,366        1,453,279        2,145,282
                                                --------------   --------------   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                     $      815,870   $      623,177   $    1,594,203   $    1,443,790   $    2,252,655
                                                ==============   ==============   ==============   ==============   ==============
    *Net of foreign taxes withheld of:          $           --   $          194   $        2,163   $          330   $          723

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                         EMERGING GROWTH                       AGGRESSIVE
                                                           EQUITY FUND                        GROWTH FUND
                                               --------------------------------    --------------------------------
                                                 SIX MONTHS                          SIX MONTHS
                                                    ENDED                               ENDED
                                                   JUNE 30,        YEAR ENDED          JUNE 30,        YEAR ENDED
                                                    2003          DECEMBER 31,           2003         DECEMBER 31,
                                                 (UNAUDITED)          2002           (UNAUDITED)          2002
                                               --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment income (loss)               $      (32,566)   $      (71,921)   $      (29,391)   $      (24,370)
    Net realized gain (loss)                         (301,433)       (2,204,623)          (94,461)         (805,062)
    Net change in unrealized appreciation
      (depreciation)                                1,259,979          (961,405)        1,303,538          (226,754)
                                               --------------    --------------    --------------    --------------
    Net increase (decrease) in net assets
      resulting from operations                       925,980        (3,237,949)        1,179,686        (1,056,186)
                                               --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                             --                --                --                --
                                               --------------    --------------    --------------    --------------
        Total distributions to
          shareholders                                     --                --                --                --
                                               --------------    --------------    --------------    --------------
FUND SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold                       2,332,781         1,516,146         3,892,395         7,427,322
    Net asset value of shares issued to
      shareholders on reinvestment of
      distributions                                        --                --                --                --
    Cost of shares repurchased                     (1,068,155)         (914,400)         (448,852)       (4,707,575)
                                               --------------    --------------    --------------    --------------
    Net increase (decrease) in net assets
      resulting from Fund share
      transactions                                  1,264,626           601,746         3,443,543         2,719,747
                                               --------------    --------------    --------------    --------------
TOTAL CHANGE IN NET ASSETS                          2,190,606        (2,636,203)        4,623,229         1,663,561
NET ASSETS:
    Beginning of period                             4,788,051         7,424,254         4,197,422         2,533,861
                                               --------------    --------------    --------------    --------------
    End of period*                             $    6,978,657    $    4,788,051    $    8,820,651    $    4,197,422
                                               ==============    ==============    ==============    ==============
    *Including undistributed net
      investment income (loss)                 $      (32,566)   $           --    $      (29,391)   $           --

                                                            CAPITAL
                                                       APPRECIATION FUND
                                               --------------------------------
                                                 SIX MONTHS
                                                   ENDED
                                                  JUNE 30,         YEAR ENDED
                                                    2003          DECEMBER 31,
                                                 (UNAUDITED)          2002
                                               --------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment income (loss)               $      (15,605)   $      (21,793)
    Net realized gain (loss)                          (99,335)         (686,704)
    Net change in unrealized appreciation
      (depreciation)                                  769,678          (308,479)
                                               --------------    --------------
    Net increase (decrease) in net assets
      resulting from operations                       654,738        (1,016,976)
                                               --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                             --                --
                                               --------------    --------------
        Total distributions to
          shareholders                                     --                --
                                               --------------    --------------
FUND SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold                       1,704,240         1,294,218
    Net asset value of shares issued to
      shareholders on reinvestment of
      distributions                                        --                --
    Cost of shares repurchased                       (670,821)          (99,350)
                                               --------------    --------------
    Net increase (decrease) in net assets
      resulting from Fund share
      transactions                                  1,033,419         1,194,868
                                               --------------    --------------
TOTAL CHANGE IN NET ASSETS                          1,688,157           177,892
NET ASSETS:
    Beginning of period                             3,224,105         3,046,213
                                               --------------    --------------
    End of period*                             $    4,912,262    $    3,224,105
                                               ==============    ==============
    *Including undistributed net
      investment income (loss)                 $      (15,605)   $           --

   The accompanying notes are an integral part of these financial statements.

                                                            EQUITY                            DIVERSIFIED
                                                         GROWTH FUND                         MID-CAP FUND
                                               --------------------------------    --------------------------------
                                                 SIX MONTHS                          SIX MONTHS
                                                    ENDED                               ENDED
                                                  JUNE 30,         YEAR ENDED          JUNE 30,        YEAR ENDED
                                                    2003          DECEMBER 31,           2003         DECEMBER 31,
                                                 (UNAUDITED)          2002           (UNAUDITED)          2002
                                               --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment income (loss)               $         (348)   $      (15,887)   $        5,950    $        5,551
    Net realized gain (loss)                           31,614        (2,050,599)           28,225          (366,912)
    Net change in unrealized
      appreciation (depreciation)                     794,062          (265,405)          707,878          (629,664)
                                               --------------    --------------    --------------    --------------
    Net increase (decrease) in net assets
      resulting from operations                       825,328        (2,331,891)          742,053          (991,025)
                                               --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                             --                --                --            (5,208)
                                               --------------    --------------    --------------    --------------
        Total distributions to
          shareholders                                     --                --                --            (5,208)
                                               --------------    --------------    --------------    --------------
FUND SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold                       2,117,012         1,630,832         1,368,502         3,727,979
    Net asset value of shares issued to
      shareholders on reinvestment of
      distributions                                        --                --                --             5,208
    Cost of shares repurchased                       (627,588)       (1,113,529)         (430,118)         (461,311)
    Value of shares issued in exchange
      for the net assets of the
      Disciplined Equity Fund                       5,048,150                --                --                --
                                               --------------    --------------    --------------    --------------
    Net increase in net assets resulting
      from Fund share transactions                  6,537,574           517,303           938,384         3,271,876
                                               --------------    --------------    --------------    --------------
TOTAL CHANGE IN NET ASSETS                          7,362,902        (1,814,588)        1,680,437         2,275,643
NET ASSETS:
    Beginning of period                             5,740,443         7,555,031         5,537,017         3,261,374
                                               --------------    --------------    --------------    --------------
    End of period*                             $   13,103,345    $    5,740,443    $    7,217,454    $    5,537,017
                                               ==============    ==============    ==============    ==============
    *Including undistributed net
      investment income (loss)                 $         (348)   $           --    $        6,293    $          343

                                                            MID CAP
                                                          VALUE FUND
                                               --------------------------------
                                                 SIX MONTHS
                                                   ENDED
                                                  JUNE 30,         YEAR ENDED
                                                    2003          DECEMBER 31,
                                                (UNAUDITED)           2002
                                               --------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment income (loss)               $       17,182    $       22,341
    Net realized gain (loss)                          499,326          (514,618)
    Net change in unrealized
      appreciation (depreciation)                   1,446,823            61,820
                                               --------------    --------------
    Net increase (decrease) in net assets
      resulting from operations                     1,963,331          (430,457)
                                               --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                             --           (22,169)
                                               --------------    --------------
        Total distributions to
          shareholders                                     --           (22,169)
                                               --------------    --------------
FUND SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold                       4,662,123         9,464,054
    Net asset value of shares issued to
      shareholders on reinvestment of
      distributions                                        --            22,169
    Cost of shares repurchased                       (514,147)       (1,210,727)
    Value of shares issued in exchange
      for the net assets of the
      Disciplined Equity Fund                              --                --
                                               --------------    --------------
    Net increase in net assets resulting
      from Fund share transactions                  4,147,976         8,275,496
                                               --------------    --------------
TOTAL CHANGE IN NET ASSETS                          6,111,307         7,822,870
NET ASSETS:
    Beginning of period                            10,629,660         2,806,790
                                               --------------    --------------
    End of period*                             $   16,740,967    $   10,629,660
                                               ==============    ==============
    *Including undistributed net
      investment income (loss)                 $       17,323    $          141

   The accompanying notes are an integral part of these financial statements.

                                                           CAPITAL                               BLUE
                                                         GROWTH FUND                           CHIP FUND
                                               --------------------------------    --------------------------------
                                                 SIX MONTHS                          SIX MONTHS
                                                    ENDED                               ENDED
                                                  JUNE 30,         YEAR ENDED         JUNE 30,         YEAR ENDED
                                                    2003          DECEMBER 31,          2003          DECEMBER 31,
                                                 (UNAUDITED)          2002           (UNAUDITED)          2002
                                               --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss)                 $        9,290    $        5,680    $          773    $       (2,139)
  Net realized gain (loss)                           (223,916)         (842,626)         (109,499)         (457,192)
  Net change in unrealized appreciation
    (depreciation)                                  1,030,496        (1,524,859)          731,903          (610,733)
                                               --------------    --------------    --------------    --------------
  Net increase (decrease) in net assets
    resulting from operations                         815,870        (2,361,805)          623,177        (1,070,064)
                                               --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                               --            (3,126)               --                --
                                               --------------    --------------    --------------    --------------
    Total distributions to shareholders                    --            (3,126)               --                --
                                               --------------    --------------    --------------    --------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Proceeds from shares sold                         1,568,029         3,495,475         1,922,957         3,131,504
  Net asset value of shares issued to
    shareholders on reinvestment of
    distributions                                          --             3,126                --                --
  Cost of shares repurchased                         (720,898)       (1,512,736)         (263,278)         (146,910)
                                               --------------    --------------    --------------    --------------
  Net increase (decrease) in net assets
    resulting from Fund share
    transactions                                      847,131         1,985,865         1,659,679         2,984,594
                                               --------------    --------------    --------------    --------------
TOTAL CHANGE IN NET ASSETS                          1,663,001          (379,066)        2,282,856         1,914,530
NET ASSETS:
    Beginning of period                             8,270,129         8,649,195         4,531,321         2,616,791
                                               --------------    --------------    --------------    --------------
    End of period*                             $    9,933,130    $    8,270,129    $    6,814,177    $    4,531,321
                                               ==============    ==============    ==============    ==============
    *Including undistributed net
      investment income (loss)                 $       11,844    $        2,554    $          773    $           --

                                                             VALUE
                                                          EQUITY FUND
                                               --------------------------------
                                                 SIX MONTHS
                                                    ENDED
                                                  JUNE 30,         YEAR ENDED
                                                    2003          DECEMBER 31,
                                                 (UNAUDITED)          2002
                                               --------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss)                 $       75,837    $       95,914
  Net realized gain (loss)                           (370,453)         (975,252)
  Net change in unrealized appreciation
    (depreciation)                                  1,888,819        (1,879,556)
                                               --------------    --------------
  Net increase (decrease) in net assets
    resulting from operations                       1,594,203        (2,758,894)
                                               --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                               --                --
                                               --------------    --------------
    Total distributions to shareholders                    --                --
                                               --------------    --------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Proceeds from shares sold                         2,226,127         4,648,269
  Net asset value of shares issued to
    shareholders on reinvestment of
    distributions                                          --                --
  Cost of shares repurchased                       (1,195,097)         (839,225)
                                               --------------    --------------
  Net increase (decrease) in net assets
    resulting from Fund share
    transactions                                    1,031,030         3,809,044
                                               --------------    --------------
TOTAL CHANGE IN NET ASSETS                          2,625,233         1,050,150
NET ASSETS:
    Beginning of period                            11,325,828        10,275,678
                                               --------------    --------------
    End of period*                             $   13,951,061    $   11,325,828
                                               ==============    ==============
    *Including undistributed net
      investment income (loss)                 $      171,751    $       95,914

   The accompanying notes are an integral part of these financial statements.

                                                             BASIC                             BALANCED
                                                          VALUE FUND                             FUND
                                               --------------------------------    --------------------------------
                                                 SIX MONTHS                          SIX MONTHS
                                                    ENDED                               ENDED
                                                  JUNE 30,         YEAR ENDED         JUNE 30,         YEAR ENDED
                                                    2003          DECEMBER 31,          2003          DECEMBER 31,
                                                 (UNAUDITED)          2002           (UNAUDITED)          2002
                                               --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment income (loss)               $       (9,489)   $         (230)   $      107,373    $      238,405
    Net realized gain (loss)                         (265,827)         (387,341)          235,312        (2,676,501)
    Net change in unrealized appreciation
     (depreciation)                                 1,719,106        (1,064,152)        1,909,970            82,901
                                               --------------    --------------    --------------    --------------
    Net increase (decrease) in net assets
      resulting from operations                     1,443,790       (1,451,723)         2,252,655        (2,355,195)
                                               --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                             --                --                --          (118,695)
    From net realized capital gains                        --                --                --           (75,606)
                                               --------------    --------------    --------------    --------------
        Total distributions to shareholders                --                --                --          (194,301)
                                               --------------    --------------    --------------    --------------
FUND SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold                       4,397,650         7,307,587         4,162,787         7,458,603
    Net asset value of shares issued to
      shareholders on reinvestment of
      distributions                                        --                --                --           194,301
    Cost of shares repurchased                       (593,077)         (866,567)       (1,188,047)       (1,608,117)
                                               --------------    --------------    --------------    --------------
    Net increase in net assets resulting
      from Fund share transactions                  3,804,573         6,441,020         2,974,740         6,044,787
                                               --------------    --------------    --------------    --------------
TOTAL CHANGE IN NET ASSETS                          5,248,363         4,989,297         5,227,395         3,495,291
NET ASSETS:
    Beginning of period                             7,830,895         2,841,598        14,135,667        10,640,376
                                               --------------    --------------    --------------    --------------
    End of period*                             $   13,079,258    $    7,830,895    $   19,363,062    $   14,135,667
                                               ==============    ==============    ==============    ==============
    *Including undistributed net
      investment income (loss)                 $       (9,489)   $           --    $      227,089    $      119,716

   The accompanying notes are an integral part of these financial statements.

EMERGING GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                               SIX MONTHS
                                                 ENDED
                                                JUNE 30,               YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                                  2003           -------------------------------------    DECEMBER 31,
                                               (UNAUDITED)          2002         2001           2000         1999(a)
                                              -------------      ---------    ---------      ---------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD          $        4.73      $    8.14    $    9.89      $   17.49    $       10.00
                                              -------------      ---------    ---------      ---------    -------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                      (0.03)         (0.07)       (0.09)         (0.16)+          (0.03)
    Net realized and unrealized gain (loss)            0.91          (3.34)       (1.66)         (5.06)            7.52
                                              -------------      ---------    ---------      ---------    -------------
        Total from investment operations               0.88          (3.41)       (1.75)         (5.22)            7.49
                                              -------------      ---------    ---------      ---------    -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized capital gains                      --             --        (0.00)(b)      (2.38)              --
                                              -------------      ---------    ---------      ---------    -------------
        Total distributions                              --           --          (0.00)        (2.38)               --
                                              -------------      ---------    ---------      ---------    -------------
NET ASSET VALUE, END OF PERIOD                $        5.61      $    4.73    $    8.14      $    9.89    $       17.49
                                              =============      =========    =========      =========    =============
TOTAL RETURN                                          18.60%*       (41.89)%     (17.84)%       (30.13)%          74.90%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)         $       6,979      $   4,788    $   7,424      $   8,715    $       9,119
    Net expenses to average daily net assets           1.35%**        1.35%        1.35%          1.35%            1.35%**
    Net investment income (loss) to average
      daily net assets                                (1.30)%**      (1.27)%      (1.07)%        (0.96)%          (1.04)%**
    Portfolio turnover rate                              82%           176%         137%           152%              47%
    Without the waiver/reimbursement of
      expenses by the Manager, the ratio of
      net expenses and net investment income
      (loss) to average net assets would
      have been:
        Expenses                                       5.22%**        4.81%        4.10%          3.29%            3.96%**
        Net investment loss                           (5.17)%**      (4.73)%      (3.82)%        (2.90)%          (3.65)%**

(a) Fund commenced operations on October 1, 1999.
(b) Distributions from net realized cap gains were less than $0.01 per share.
 *  Not annualized.
**  Annualized.
 +  Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   SIX MONTHS
                                                     ENDED
                                                    JUNE 30,           YEAR ENDED        PERIOD ENDED
                                                      2003            DECEMBER 31,       DECEMBER 31,
                                                   (UNAUDITED)            2002              2001(a)
                                                  -------------      -------------       -------------
NET ASSET VALUE, BEGINNING OF PERIOD              $        6.41      $        9.37       $       10.00
                                                  -------------      -------------       -------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                          (0.03)             (0.04)              (0.03)+
    Net realized and unrealized gain (loss)                1.22              (2.92)              (0.60)
                                                  -------------      -------------       -------------
        Total from investment operations                   1.19              (2.96)              (0.63)
                                                  -------------      -------------       -------------
NET ASSET VALUE, END OF PERIOD                    $        7.60      $        6.41       $        9.37
                                                  =============      =============       =============
TOTAL RETURN                                              18.57%*           (31.59)              (6.30)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)             $       8,821      $       4,197       $       2,534
    Net expenses to average daily net assets               1.25%**            1.25%               1.25%**
    Net investment income (loss) to average
      daily net assets                                    (0.99)%**          (0.84)%             (0.84)%**
    Portfolio turnover rate                                 103%               244%                101%
    Without the waiver/reimbursement of
      expenses by the Manager, the ratioof
      net expenses and net investment income
      (loss) to average net assets would
      have been:
        Expenses                                           4.26%**            7.61%               8.60%**
        Net investment loss                               (4.00)%**          (7.20)%             (8.19)%**

(a) Fund commenced operations on August 14, 2001.
  * Not annualized.
 ** Annualized.
  + Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   SIX MONTHS
                                                      ENDED
                                                     JUNE 30,          YEAR ENDED        PERIOD ENDED
                                                      2003            DECEMBER 31,       DECEMBER 31,
                                                   (UNAUDITED)            2002              2001(a)
                                                  -------------      -------------       -------------
NET ASSET VALUE, BEGINNING OF PERIOD              $        7.02      $        9.84       $       10.00
                                                  -------------      -------------       -------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                          (0.03)             (0.05)              (0.02)+
    Net realized and unrealized gain (loss)                1.23              (2.77)              (0.14)
                                                  -------------      -------------       -------------
        Total from investment operations                   1.20              (2.82)              (0.16)
                                                  -------------      -------------       -------------
NET ASSET VALUE, END OF PERIOD                    $        8.22      $        7.02       $        9.84
                                                  =============      =============       =============
TOTAL RETURN                                              17.09%*           (28.66)%             (1.60)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)             $       4,912      $       3,224       $       3,046
    Net expenses to average daily net assets               1.20%**            1.20%               1.20%**
    Net investment income (loss) to average
      daily net assets                                    (0.78)%**          (0.74)%             (0.66)%**
    Portfolio turnover rate                                  31%                69%                 17%
    Without the waiver/reimbursement of
      expenses by the Manager, the ratio of
      net expenses and net investment income
      (loss) to average net assets would
      have been:
        Expenses                                           5.18%**            6.47%               6.87%**
        Net investment loss                               (4.77)%**          (6.01)%             (6.33)%**

(a) Fund commenced operations on August 14, 2001.
  * Not annualized.
 ** Annualized.
  + Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 SIX MONTHS
                                                   ENDED
                                                  JUNE 30,                   YEAR ENDED DECEMBER 31,              PERIOD ENDED
                                                    2003            ----------------------------------------      DECEMBER 31,
                                                 (UNAUDITED)           2002           2001           2000            1999(a)
                                               --------------       ----------     ----------     ----------     --------------
NET ASSET VALUE, BEGINNING OF PERIOD           $         6.05       $     8.62     $    10.20     $    12.07     $        10.00
                                               --------------       ----------     ----------     ----------     --------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                        (0.00)(b)        (0.02)         (0.04)         (0.06)+            (0.01)
    Net realized and unrealized gain (loss)              0.61            (2.55)         (1.53)         (1.36)              2.08
                                               --------------       ----------     ----------     ----------     --------------
        Total from investment operations                 0.61            (2.57)         (1.57)         (1.42)              2.07
                                               --------------       ----------     ----------     ----------     --------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized capital gains                        --               --          (0.01)         (0.45)                --
                                               --------------       ----------     ----------     ----------     --------------
        Total distributions                                --               --          (0.01)         (0.45)                --
                                               --------------       ----------     ----------     ----------     --------------
NET ASSET VALUE, END OF PERIOD                 $         6.66       $     6.05     $     8.62     $    10.20     $        12.07
                                               ==============       ==========     ==========     ==========     ==============
TOTAL RETURN                                            10.08%*         (29.81)%       (15.44)%       (11.82)%            20.70%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)          $       13,103       $    5,740     $    7,555     $    7,646     $        6,564
    Net expenses to average daily net assets             1.25%**          1.25%          1.25%          1.25%              1.25%**
    Net investment income (loss) to average
      daily net assets                                  (0.01)%**        (0.25)%        (0.45)%        (0.50)%            (0.36)%**
    Portfolio turnover rate                                82%             189%           103%            87%                26%
    Without the waiver/reimbursement of
      expenses by the Manager, the ratio of
      net expenses and net investment income
      (loss) to average net assets would
      have been:
        Expenses                                         3.68%**          4.09%          3.90%          3.68%              4.54%**
        Net investment loss                             (2.44)%**        (3.09)%        (3.10)%        (2.93)%            (3.65)%**

(a) Fund commenced operations on October 1, 1999.
(b) Net investment loss was less than $0.01 per share.
 *  Not annualized.
**  Annualized.
 +  Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   SIX MONTHS
                                                      ENDED
                                                    JUNE 30,           YEAR ENDED     PERIOD ENDED
                                                      2003            DECEMBER 31,     DECEMBER 31,
                                                   (UNAUDITED)           2002            2001(a)
                                                  -------------      -------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD              $        8.10      $       10.04    $       10.00
                                                  -------------      -------------    -------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                           0.01               0.01             0.01+
    Net realized and unrealized gain (loss)                0.97              (1.94)            0.04
                                                  -------------      -------------    -------------
        Total from investment operations                   0.98              (1.93)            0.05
                                                  -------------      -------------    -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                               --              (0.01)           (0.01)
                                                  -------------      -------------    -------------
        Total distributions                                  --              (0.01)           (0.01)
                                                  -------------      -------------    -------------
NET ASSET VALUE, END OF PERIOD                    $        9.08      $        8.10    $       10.04
                                                  =============      =============    =============
TOTAL RETURN                                              12.10%*           (19.25)%           0.47%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)             $       7,217      $       5,537    $       3,261
    Net expenses to average daily net assets               1.20%**            1.20%            1.20%**
    Net investment income (loss) to average
      daily net assets                                     0.20%**            0.13%            0.14%**
    Portfolio turnover rate                                  39%               126%              45%
    Without the waiver/reimbursement of
      expenses by the Manager, the ratio of
      net expenses and net investment income
      (loss) to average net assets would
      have been:
        Expenses                                           4.15%**            5.07%            7.19%**
        Net investment loss                               (2.75)%**          (3.74)%          (5.85)%**

(a) Fund commenced operations on August 14, 2001.
  * Not annualized.
 ** Annualized.
  + Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   SIX MONTHS
                                                     ENDED
                                                     JUNE 30,          YEAR ENDED      PERIOD ENDED
                                                       2003           DECEMBER 31,     DECEMBER 31,
                                                   (UNAUDITED)            2002            2001(a)
                                                  -------------      -------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD              $        9.85      $       10.67    $       10.00
                                                  -------------      -------------    -------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                           0.01               0.02             0.04+
    Net realized and unrealized gain (loss)                1.46              (0.82)            0.67
                                                  -------------      -------------    -------------
        Total from investment operations                   1.47              (0.80)            0.71
                                                  -------------      -------------    -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                               --              (0.02)           (0.04)
                                                  -------------      -------------    -------------
        Total distributions                                  --              (0.02)           (0.04)
                                                  -------------      -------------    -------------
NET ASSET VALUE, END OF PERIOD                    $       11.32      $        9.85    $       10.67
                                                  =============      =============    =============

TOTAL RETURN                                              14.92%*            (7.49)%           7.07%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)             $      16,741      $      10,630    $       2,807
    Net expenses to average daily net assets               1.15%**            1.15%            1.15%**
    Net investment income (loss) to average
      daily net assets                                     0.27%**            0.36%            1.01%**
    Portfolio turnover rate                                  49%                70%              33%
    Without the waiver/reimbursement of
      expenses by the Manager, the ratio of
      net expenses and net investment income
      (loss) to average net assets would
      have been:
        Expenses                                           2.43%**            3.78%            7.18%**
        Net investment loss                               (1.01)%**          (2.27)%          (5.02)%**

(a) Fund commenced operations on August 14, 2001.
  * Not annualized.
 ** Annualized.
  + Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

CAPITAL GROWTH FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  SIX MONTHS
                                                    ENDED
                                                   JUNE 30,                  YEAR ENDED DECEMBER 31,              PERIOD ENDED
                                                     2003            ---------------------------------------      DECEMBER 31,
                                                  (UNAUDITED)           2002           2001           2000           1999(a)
                                                --------------       ---------      ---------      ---------     --------------
NET ASSET VALUE, BEGINNING OF PERIOD            $         6.91       $    9.13      $   10.66      $   12.07     $        10.00
                                                --------------       ---------      ---------      ---------     --------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                          0.01            0.00(b)       (0.00)(b)      (0.01)             (0.00)(b)
    Net realized and unrealized gain (loss)               0.67           (2.22)         (1.53)         (1.00)              2.08
                                                --------------       ---------      ---------      ---------     --------------
        Total from investment operations                  0.68           (2.22)         (1.53)         (1.01)              2.08
                                                --------------       ---------      ---------      ---------     --------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                              --           (0.00)(d)         --             --                 --
    From net realized capital gains                         --              --          (0.00)(c)      (0.40)             (0.01)
                                                --------------       ---------      ---------      ---------     --------------
        Total distributions                                 --           (0.00)         (0.00)         (0.40)             (0.01)
                                                --------------       ---------      ---------      ---------     --------------
NET ASSET VALUE, END OF PERIOD                  $         7.59       $    6.91      $    9.13      $   10.66     $        12.07
                                                ==============       =========      =========      =========     ==============

TOTAL RETURN                                              9.84%*        (24.37)%       (14.26)%        (8.44)%            20.80%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)           $        9,933       $   8,270      $   8,649      $   8,458     $        6,384
    Net expenses to average daily net assets              1.15%**         1.15%          1.15%          1.15%              1.15%**
    Net investment income (loss) to average
      daily net assets                                    0.22%**         0.07%         (0.03)%        (0.11)%            (0.05)%**
    Portfolio turnover rate                                 12%             23%            10%            35%                13%
    Without the waiver/reimbursement of
      expenses by the Manager, the ratio of
      net expenses and net investment income
      (loss) to average net assets would
      have been:
        Expenses                                          3.08%**         3.14%          3.19%          3.50%              4.38%**
        Net investment loss                              (1.72)%**       (1.92)%        (2.07)%        (2.46)%            (3.28)%**

(a) Fund commenced operations on October 1, 1999.
(b) Net investment income (loss) was less than $0.01 per share.
(c) Distributions from net realized capital gains were less than $0.01 per share.
(d) Distributions from net investment income were less than $0.01 per share.
  * Not annualized.
 ** Annualized.

   The accompanying notes are an integral part of these financial statements.

BLUE CHIP FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   SIX MONTHS
                                                      ENDED
                                                     JUNE 30,          YEAR ENDED        PERIOD ENDED
                                                       2003           DECEMBER 31,        DECEMBER 31,
                                                   (UNAUDITED)            2002              2001(a)
                                                  -------------      -------------       -------------
NET ASSET VALUE, BEGINNING OF PERIOD              $        7.10      $        9.62       $       10.00
                                                  -------------      -------------       -------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                           0.00(b)           (0.00)(b)           (0.01)+
    Net realized and unrealized gain (loss)                0.76              (2.52)              (0.37)
                                                  -------------      -------------       -------------
        Total from investment operations                   0.76              (2.52)              (0.38)
                                                  -------------      -------------       -------------
NET ASSET VALUE, END OF PERIOD                    $        7.86      $        7.10       $        9.62
                                                  =============      =============       =============
TOTAL RETURN                                              10.70%*           (26.20)%             (3.80)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)             $       6,814      $       4,531       $       2,617
    Net expenses to average daily net assets               1.20%**            1.20%               1.20%**
    Net investment income (loss) to average
      daily net assets                                     0.03%**           (0.06)%             (0.24)%**
    Portfolio turnover rate                                   9%                63%                 14%
    Without the waiver/reimbursement of
      expenses by the Manager, the ratioof
      net expenses and net investment income
      (loss) to average net assets would
      have been:
        Expenses                                           4.20%**            5.89%               7.69%**
        Net investment loss                               (2.97)%**          (4.75)%             (6.73)%**

(a) Fund commenced operations on August 14, 2001.
(b) Net investment income (loss) was less than $0.01 per share.
  * Not Annualized.
 ** Annualized.
  + Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

VALUE EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 SIX MONTHS
                                                   ENDED
                                                  JUNE 30,                   YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                    2003            ----------------------------------------     DECEMBER 31,
                                                 (UNAUDITED)           2002           2001           2000           1999(a)
                                                -------------       ----------     ----------     ----------     -------------
NET ASSET VALUE, BEGINNING OF PERIOD            $        8.25       $    10.60     $    11.45     $    10.74     $       10.00
                                                -------------       ----------     ----------     ----------     -------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                         0.05             0.07           0.06           0.09              0.02
    Net realized and unrealized gain (loss)              1.09            (2.42)         (0.60)          1.56              0.74
                                                -------------       ----------     ----------     ----------     -------------
        Total from investment operations                 1.14            (2.35)         (0.54)          1.65              0.76
                                                -------------       ----------     ----------     ----------     -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                             --               --          (0.06)         (0.08)            (0.02)
    From net realized capital gains                        --               --          (0.25)         (0.86)               --
                                                -------------       ----------     ----------     ----------     -------------
        Total distributions                                --               --          (0.31)         (0.94)            (0.02)
                                                -------------       ----------     ----------     ----------     -------------
NET ASSET VALUE, END OF PERIOD                  $        9.39       $     8.25     $    10.60     $    11.45     $       10.74
                                                =============       ==========     ==========     ==========     =============
TOTAL RETURN                                            13.82%*         (22.17)%        (4.88)%        15.35%             7.56%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)           $      13,951       $   11,326     $   10,276     $    8,516     $       5,566
    Net expenses to average daily net assets             1.10%**          1.10%          1.10%          1.10%             1.10%**
    Net investment income (loss) to average
      daily net assets                                   1.29%**          0.89%          0.54%          0.79%             0.64%**
    Portfolio turnover rate                                25%              42%            44%            74%               18%
    Without the waiver/reimbursement of
      expenses by the Manager, the ratio of
      net expenses and net investment income
      (loss) to average net assets would have
      been:
        Expenses                                         2.53%**          2.67%          2.90%          3.69%             4.56%**
        Net investment loss                             (0.14)%**        (0.68)%        (1.26)%        (1.80)%           (2.82)%**

(a) Fund commenced operations on October 1, 1999.
  * Not Annualized.
 ** Annualized.

   The accompanying notes are an integral part of these financial statements.

BASIC VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            SIX MONTHS
                                                              ENDED
                                                             JUNE 30,            YEAR ENDED          PERIOD ENDED
                                                               2003             DECEMBER 31,         DECEMBER 31,
                                                            (UNAUDITED)             2002               2001(a)
                                                          --------------       --------------       --------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $         7.54       $         9.63       $        10.00
                                                          --------------       --------------       --------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment gain (loss)                                     (0.01)               (0.00)(b)             0.00(b)+
    Net realized and unrealized gain (loss)                         1.01                (2.09)               (0.37)
                                                          --------------       --------------       --------------
        Total from investment operations                            1.00                (2.09)               (0.37)
                                                          --------------       --------------       --------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                        --                   --                (0.00)(c)
                                                          --------------       --------------       --------------
        Total distributions                                           --                   --                (0.00)
                                                          --------------       --------------       --------------
NET ASSET VALUE, END OF PERIOD                            $         8.54       $         7.54       $         9.63
                                                          ==============       ==============       ==============
TOTAL RETURN                                                       13.26%*             (21.70)%              (3.69)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                     $       13,079       $        7,831       $        2,842
    Net expenses to average daily net assets                        1.20%**              1.20%                1.20%**
    Net investment income (loss) to average daily net
      assets                                                       (0.20)%**            (0.00)%               0.03%**
    Portfolio turnover rate                                           12%                  29%                  11%
    Without the waiver/reimbursement of expenses by the
      Manager, the ratio of net expenses and net
      investment income (loss) to average net assets
      would have been:
        Expenses                                                    2.98%**              4.48%                7.40%**
        Net investment loss                                        (1.98)%**            (3.28)%              (6.17)%**

(a) Fund commenced operations on August 14, 2001.
(b) Net investment income (loss) was less than $0.01 per share.
(c) Distributions from net investment income were less than $0.01 per share.
  * Not Annualized.
 ** Annualized.
  + Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

BALANCED FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 SIX MONTHS
                                                   ENDED
                                                  JUNE 30,                   YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                    2003            ----------------------------------------     DECEMBER 31,
                                                 (UNAUDITED)           2002          2001(a)         2000           1999(b)
                                                -------------       ----------     ----------     ----------     -------------
NET ASSET VALUE, BEGINNING OF PERIOD            $        8.02       $     9.95     $    10.45     $    10.28     $       10.00
                                                -------------       ----------     ----------     ----------     -------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                         0.06             0.14           0.20           0.31+             0.06
    Net realized and unrealized gain (loss)              1.12            (1.96)          0.04           0.60              0.28
                                                -------------       ----------     ----------     ----------     -------------
        Total from investment operations                 1.18            (1.82)          0.24           0.91              0.34
                                                -------------       ----------     ----------     ----------     -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                             --            (0.07)         (0.20)         (0.32)            (0.06)
    From net realized capital gains                        --            (0.04)         (0.54)         (0.42)            (0.00)(c)
                                                -------------       ----------     ----------     ----------     -------------
        Total distributions                                --            (0.11)         (0.74)         (0.74)            (0.06)
                                                -------------       ----------     ----------     ----------     -------------
NET ASSET VALUE, END OF PERIOD                  $        9.20       $     8.02     $     9.95     $    10.45     $       10.28
                                                =============       ==========     ==========     ==========     =============
TOTAL RETURN                                            14.71%*         (18.30)%         2.24%          8.88%             3.40%*
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $      19,363       $   14,136     $   10,640     $    7,789     $       5,248
    Net expenses to average daily net assets             1.10%**          1.10%          1.10%          1.10%             1.10%**
    Net investment income (loss) to average
      daily net assets                                   1.37%**          2.00%          2.01%          3.01%             2.31%**
    Portfolio turnover rate                                70%              90%           118%           101%               35%
    Without the waiver/reimbursement of
      expenses by the Manager, the ratio of
      net expenses and net investment income
      (loss) to average net assets would have
      been:
        Expenses                                         2.20%**          2.53%          2.95%          3.87%             4.60%**
        Net investment income (loss)                     0.27%**          0.57%          0.17%          0.24%            (1.19)%**

(a) The fund has adopted the provisions of the AICPA Guide for Investment Companies and began amortizing market premium on fixed-income securities. The effect of this change for the year ended December 31, 2001 was a decrease less than $0.01 in net investment income per share, an increase less than $0.01 in net realized and unrealized gains and losses per share, and a decrease in the ratio of net investment income from 2.02% to 2.01%. The periods prior to January 1, 2001 have not been restated to reflect the change in presentation.
(b) Fund commenced operations on October 1, 1999.
(c) Distributions from net realized capital gains were less than $0.01 per share.
  * Not Annualized.
 ** Annualized.
  + Calculated using average share outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

LSA Variable Series Trust (the "Trust") was formed as a Delaware statutory trust on March 2, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of eleven portfolios: the Emerging Growth Equity Fund, the Aggressive Growth Fund, the Capital Appreciation Fund, the Equity Growth Fund (formerly the Focused Equity Fund), the Diversified Mid-Cap Fund, the Mid Cap Value Fund, the Capital Growth Fund (formerly the Growth Equity Fund), the Blue Chip Fund, the Value Equity Fund, the Basic Value Fund, and the Balanced Fund (each referred to as a "Fund" and together as the "Funds"). The Aggressive Growth Fund, the Capital Appreciation Fund, the Diversified Mid-Cap Fund, the Mid Cap Value Fund, the Blue Chip Fund, and the Basic Value Fund commenced operations on August 14, 2001. The remainder of the Funds commenced operations on October 1, 1999. Shares of the Funds are sold exclusively to insurance company separate accounts as a funding vehicle for variable life and/or variable annuity contracts.

The Emerging Growth Equity Fund seeks to provide capital appreciation by investing primarily in rapidly growing emerging companies. The Aggressive Growth Fund seeks to provide long-term capital growth by investing primarily in equity securities of small and mid-sized growth companies. The Capital Appreciation Fund seeks to provide long-term capital growth by investing primarily in equity securities listed on national exchanges or NASDAQ. The Equity Growth Fund seeks long-term capital appreciation by investing primarily in growth oriented equity securities of large capitalization companies. The Diversified Mid-Cap Fund seeks to provide long-term growth of capital by investing in securities of companies with medium market capitalizations. The Mid Cap Value Fund seeks to provide long-term capital growth by investing primarily in equity securities of medium-capitalization companies. The Capital Growth Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities. The Blue Chip Fund seeks to provide long-term capital growth by investing primarily in equity securities of blue chip companies. Current income is a secondary objective of the Blue Chip Fund. The Value Equity Fund seeks to provide long-term growth of capital by investing primarily in common stocks of established U.S. companies. Current income is a secondary objective of the Value Equity Fund. The Basic Value Fund seeks to provide long-term growth of capital by investing primarily in common stocks which the Adviser believes to be undervalued in relation to long-term earnings power or other factors. The Balanced Fund seeks to provide a combination of growth of capital and investment income by investing in a mix of debt and equity securities. Growth of capital is the Balanced Fund's primary objective.

1. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (hereafter referred to as "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

PORTFOLIO VALUATION
Equity securities are valued at the last sales price reported on principal securities exchanges (domestic or foreign). Equity securities reported on NASDAQ are valued at the NASDAQ official closing price. If no sale took place on such day, then such securities are valued at the mean between the bid and asked prices. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term debt securities with less than 61 days to maturity are valued at amortized cost, which approximates market value. Exchange traded options are valued at the last sales price; if no sales took place on such day, then options are valued at the mean between the bid and asked prices. Unlisted securities and securities for which market quotations are not readily available are valued in good faith at fair value by, or under guidelines established by, the Funds' Board of Trustees.

FOREIGN CURRENCY TRANSLATION
The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent actually received or paid. For the six months ended June 30, 2003, the Funds did not enter into any foreign security transactions.

FUTURES
The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds held no open futures contracts as of June 30, 2003.

OPTIONS
Each Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds received or offset against the amounts paid on the transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying securities may be sold (call) or purchased
(put) by the counterparty and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. The Funds held no open written option contracts as of June 30, 2003.

Each Fund may also purchase put and call options. A Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid from purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Dividend income is recorded on the ex-dividend date. Expenses of the Trust that can be directly attributed to an individual Fund are charged to that Fund. Expenses which are not directly attributed to a specific fund are allocated taking into consideration the nature and type of expense and the relative net assets of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Each Fund intends to distribute substantially all of its income and capital gains each year. All dividend and capital gain distributions will automatically be reinvested in additional shares of the Funds. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES
Each Fund has qualified and intends to continue to qualify as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). As such, and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing and other requirements of the Code. Therefore, no provision for federal income or excise tax is necessary.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. Distributions in excess of tax basis earnings and profits attributable to permanent differences, if any, are reported in the Funds' financial statements as a return of capital. Differences in the recognition of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

LSA Asset Management LLC (the "Manager") serves as investment manager to the Funds pursuant to an Investment Management Agreement with the Trust. LSA Asset Management LLC is a wholly owned subsidiary of Allstate Life Insurance Company, which is wholly owned by Allstate Insurance Company, a wholly owned subsidiary of The Allstate Corporation. The Manager is entitled to receive from each Fund a management fee, payable monthly, at an annual rate as a percentage of average daily net assets of each Fund as set forth in the table below.

                     FUND                          MANAGEMENT FEES
        ---------------------------------------    ---------------
        Emerging Growth Equity Fund                     1.05%
        Aggressive Growth Fund                          0.95%
        Capital Appreciation Fund                       0.90%
        Equity Growth Fund                              0.95%
        Diversified Mid-Cap Fund                        0.90%
        Mid Cap Value Fund                              0.85%
        Capital Growth Fund                             0.85%
        Blue Chip Fund                                  0.90%
        Value Equity Fund                               0.80%
        Basic Value Fund                                0.90%
        Balanced Fund                                   0.80%

The Manager has entered into an advisory agreement for each Fund pursuant to which the Manager has appointed an Adviser to carry out the day-to-day investment and reinvestment of the assets of the relevant Fund. The fees of the Advisers are paid by the Manager. The following table lists the Adviser of each Fund.

                   FUND                                ADVISER
        -----------------------------   --------------------------------------
        Emerging Growth Equity Fund     RS Investment Management, L.P.
        Aggressive Growth Fund          Van Kampen Asset Management Inc.
        Capital Appreciation Fund       Janus Capital Management LLC
        Equity Growth Fund              Van Kampen
        Diversified Mid-Cap Fund        Fidelity Management & Research Company
        Mid Cap Value Fund              Van Kampen Asset Management Inc.
        Capital Growth Fund             Goldman Sachs Asset Management, L.P.
        Blue Chip Fund                  A I M Capital Management, Inc.
        Value Equity Fund               Salomon Brothers Asset Management Inc
        Basic Value Fund                A I M Capital Management, Inc.
        Balanced Fund                   OpCap Advisors

The Manager has currently agreed to reduce its fees or reimburse the Funds for expenses above certain limits. Currently this limit is set so that no Fund will incur expenses (not including interest, taxes, or brokerage commissions) that annually exceed the amount of its management fee plus .30% of its average daily net assets. Commencing May 1, 2002 and continuing for three years thereafter, under certain circumstances the Manager may recapture any amounts waived or reimbursed provided the Fund remains within its operating expense limit. The amount of reimbursement is presented net of accrued management fees as a receivable from the Manager in the Statements of Assets and Liabilities. The Manager is contractually obligated to continue this arrangement through at least April 30, 2004.

The Funds have entered into an agreement with Fidelity Capital (the "broker") whereby the broker will rebate a portion of the brokerage commissions. Amounts earned by the Funds under such agreement are presented as a reduction expense in the statement of operations. For the six months ended June 30, 2003, reduction of expenses under this agreement were as follows:

                   FUND                            COMMISSION RECAPTURE
        -----------------------------------   ------------------------------
        Emerging Growth Equity Fund                     $       --
        Aggressive Growth Fund                               1,615
        Capital Appreciation Fund                               45
        Equity Growth Fund                                   1,765
        Diversified Mid-Cap Fund                               152
        Mid Cap Value Fund                                   3,712
        Capital Growth Fund                                    888
        Blue Chip Fund                                         230
        Value Equity Fund                                       --
        Basic Value Fund                                     1,540
        Balanced Fund                                        4,536

The Funds pay no salaries or compensation to any officer or Trustee affiliated with the Manager or Investors Bank & Trust Company (the "Administrator"). The compensation of unaffiliated Trustees is borne by the Funds.

At June 30, 2003, separate accounts of Allstate Life Insurance Company and its subsidiaries owned 100% of the outstanding shares of the Funds.

3. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended June 30, 2003, were as follows:

                                                U.S.
                                             GOVERNMENT       OTHER LONG-
                                             SECURITIES     TERM SECURITIES
                                            -------------   ---------------
        Purchases
            Emerging Growth Equity Fund     $          --   $     5,177,830
            Aggressive Growth Fund                     --         9,172,542
            Capital Appreciation Fund                  --         1,926,280
            Equity Growth Fund                         --         7,239,780
            Diversified Mid-Cap Fund                   --         3,194,032
            Mid Cap Value Fund                         --        10,283,202
            Capital Growth Fund                        --         1,780,451
            Blue Chip Fund                             --         2,297,397
            Value Equity Fund                          --         3,125,937
            Basic Value Fund                           --         4,201,655
            Balanced Fund                       3,117,966         9,202,881

                                                U.S.
                                             GOVERNMENT       OTHER LONG-
                                             SECURITIES     TERM SECURITIES
                                            -------------   ---------------
        Sales
            Emerging Growth Equity Fund     $          --   $     4,011,533
            Aggressive Growth Fund                     --         5,801,083
            Capital Appreciation Fund                  --         1,089,898
            Equity Growth Fund                         --         6,008,185
            Diversified Mid-Cap Fund                   --         2,286,592
            Mid Cap Value Fund                         --         6,085,546
            Capital Growth Fund                        --         1,045,948
            Blue Chip Fund .                           --           481,594
            Value Equity Fund                          --         2,754,453
            Basic Value Fund                           --         1,079,361
            Balanced Fund                       2,462,454         8,042,300

The following table denotes cost and gross unrealized appreciation/depreciation for Federal income tax purposes at June 30, 2003:

                                                                                               NET
                                          FEDERAL        TAX BASIS        TAX BASIS         UNREALIZED
                                        INCOME TAX       UNREALIZED       UNREALIZED       APPRECIATION
                                           COST         APPRECIATION     DEPRECIATION     (DEPRECIATION)
                                      --------------   --------------   --------------    --------------
        Emerging Growth Equity Fund   $    5,844,137   $    1,053,849   $     (142,563)   $      911,286
        Aggressive Growth Fund             7,035,957        1,304,041          (32,780)        1,271,261
        Capital Appreciation Fund          3,804,121          561,149          (65,392)          495,757
        Equity Growth Fund                12,040,268          688,201         (116,594)          571,607
        Diversified Mid-Cap Fund           6,945,325          546,979         (342,914)          204,065
        Mid Cap Value Fund                14,655,664        1,903,995         (193,615)        1,710,380
        Capital Growth Fund               10,938,405          397,205       (1,508,717)       (1,111,512)
        Blue Chip Fund                     6,580,993          363,462         (274,592)           88,870
        Value Equity Fund                 12,799,643        1,100,720         (970,988)          129,732
        Basic Value Fund                  11,475,859        1,052,042         (347,461)          704,581
        Balanced Fund                     16,071,430        2,136,077         (494,837)        1,641,240

4. SHARES OF BENEFICIAL INTEREST

At June 30, 2003 an unlimited number of shares of beneficial interest without par value were authorized. Changes in shares of beneficial interest were as follows:

                                        EMERGING GROWTH EQUITY FUND               AGGRESSIVE GROWTH FUND
                                   ------------------------------------    ------------------------------------
                                   SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                    JUNE 30, 2003        DECEMBER 31,       JUNE 30, 2003        DECEMBER 31,
                                     (UNAUDITED)            2002             (UNAUDITED)             2002
                                   ----------------    ----------------    ----------------    ----------------
        Shares sold                     453,810             276,340             572,874           1,058,296
        Shares repurchased             (220,794)           (176,896)            (66,954)           (673,597)
        Distributions reinvested             --                  --                  --                  --
                                      ---------           ---------           ---------           ---------
        Net increase                    233,016              99,444             505,920             384,699
        Fund shares:
            Beginning of period       1,011,513             912,069             655,142             270,443
                                      ---------           ---------           ---------           ---------
            End of period             1,244,529           1,011,513           1,161,062             655,142
                                      =========           =========           =========           =========

                                         CAPITAL APPRECIATION FUND                  EQUITY GROWTH FUND
                                   ------------------------------------    ------------------------------------
                                   SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                    JUNE 30, 2003        DECEMBER 31,       JUNE 30, 2003        DECEMBER 31,
                                     (UNAUDITED)            2002             (UNAUDITED)             2002
                                   ----------------    ----------------    ----------------    ----------------
        Shares sold                    228,818             163,669            1,130,274*           232,887
        Shares repurchased             (90,487)            (14,223)            (109,719)          (160,834)
        Distributions reinvested            --                  --                   --                 --
                                       -------             -------            ---------           --------
        Net increase                   138,331             149,446            1,020,555             72,053
        Fund shares:
            Beginning of period        459,027             309,581              948,147            876,094
                                       -------             -------            ---------           --------
            End of period              597,358             459,027            1,968,702            948,147
                                       =======             =======            =========           ========

                                         DIVERSIFIED MID-CAP FUND                   MID CAP VALUE FUND
                                   ------------------------------------    ------------------------------------
                                   SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                    JUNE 30, 2003        DECEMBER 31,       JUNE 30, 2003        DECEMBER 31,
                                     (UNAUDITED)            2002             (UNAUDITED)             2002
                                   ----------------    ----------------    ----------------    ----------------
        Shares sold                    164,619             413,341              448,946             937,349
        Shares repurchased             (53,267)            (55,115)             (49,364)           (123,667)
        Distributions reinvested            --                 638                   --               2,241
                                       -------             -------            ---------           ---------
        Net increase                   111,352             358,864              399,582             815,923
        Fund shares:
            Beginning of period        683,616             324,752            1,079,054             263,131
                                       -------             -------            ---------           ---------
            End of period              794,968             683,616            1,478,636           1,079,054
                                       =======             =======            =========           =========

                                            CAPITAL GROWTH FUND                        BLUE CHIP FUND
                                   ------------------------------------    ------------------------------------
                                   SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                    JUNE 30, 2003        DECEMBER 31,       JUNE 30, 2003        DECEMBER 31,
                                     (UNAUDITED)            2002             (UNAUDITED)             2002
                                   ----------------    ----------------    ----------------    ----------------
        Shares sold                      218,845            446,796            262,869             386,487
        Shares repurchased              (107,886)          (196,839)           (34,487)            (19,867)
        Distributions reinvested              --                445                 --                  --
                                       ---------          ---------            -------             -------
        Net increase                     110,959            250,402            228,382             366,620
        Fund shares:
            Beginning of period        1,197,434            947,032            638,495             271,875
                                       ---------          ---------            -------             -------
            End of period              1,308,393          1,197,434            866,877             638,495
                                       =========          =========            =======             =======

                                             VALUE EQUITY FUND                       BASIC VALUE FUND
                                   ------------------------------------    ------------------------------------
                                   SIX MONTHS ENDED      YEAR ENDED        SIX MONTHS ENDED       YEAR ENDED
                                    JUNE 30, 2003        DECEMBER 31,       JUNE 30, 2003        DECEMBER 31,
                                     (UNAUDITED)            2002             (UNAUDITED)             2002
                                   ----------------    ----------------    ----------------    ----------------
        Shares sold                     261,191             501,971             571,927             855,998
        Shares repurchased             (148,055)            (99,457)            (78,305)           (112,539)
        Distributions reinvested             --                  --                  --                  --
                                      ---------           ---------           ---------           ---------
        Net increase                    113,136             402,514             493,622             743,459
        Fund shares:
            Beginning of period       1,372,311             969,797           1,038,518             295,059
                                      ---------           ---------           ---------           ---------
            End of period             1,485,447           1,372,311           1,532,140           1,038,518
                                      =========           =========           =========           =========

                                                                                      BALANCED FUND
                                                                           ------------------------------------
                                                                           SIX MONTHS ENDED       YEAR ENDED
                                                                            JUNE 30, 2003        DECEMBER 31,
                                                                             (UNAUDITED)             2002
                                                                           ----------------    ----------------
        Shares sold                                                             491,056             866,596
        Shares repurchased                                                     (147,905)           (197,699)
        Distributions reinvested                                                     --              24,018
                                                                              ---------           ---------
        Net increase                                                            343,151             692,915
        Fund shares:
            Beginning of period                                               1,762,318           1,069,403
                                                                              ---------           ---------
            End of period                                                     2,105,469           1,762,318
                                                                              =========           =========

----------
* See Note 6 for details on shares sold in conjunction with the fund reorganization.

5. SHAREHOLDER VOTE

A special meeting of the shareholders of the Disciplined Equity Fund was held on March 20, 2003. Shareholders voted to approve an agreement and plan of reorganization providing for the transfer of all assets and liabilities of the Disciplined Equity Fund in exchange for shares of the Equity Growth Fund, and the shares so received were distributed to shareholders of the Disciplined Equity Fund.

Votes were cast as follows:

        For                                      93.406%
        Against                                   1.169%
        Abstentions                               5.378%
        Broker Non-Votes                          0.047%
                                                -------
        Total                                   100.000%
                                                =======

6. REORGANIZATION

Effective May 1, 2003, the Disciplined Equity Fund transferred all of its assets and liabilities to the Equity Growth Fund in a taxable reorganization in exchange for shares of the Equity Growth Fund, pursuant to an agreement and plan of reorganization approved by the shareholders of the Disciplined Equity Fund on March 20, 2003. The Manager paid the costs associated with the reorganization. The shareholders of the Disciplined Equity Fund received 793,734 shares ($6.36 per share) of the Equity Growth Fund, which had a value of $5,048,150, in exchange for the net assets of the Disciplined Equity Fund ($6.68 per share). Disciplined Equity Fund shareholders received 1.050 Equity Growth Fund shares for every 1.000 shares owned of the Disciplined Equity Fund. The Disciplined Equity Fund was subsequently liquidated.

             VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE INTERNET!

Option 1:      To vote by phone call toll-free 1-888-221-0697 and use the control number on the front of your voting instruction card.

Option 2:      Vote on the Internet at www.proxyweb.com and use the control number on the front of your voting instruction card.

Option 3:      Return the signed voting instruction card in the enclosed
               postage prepaid envelope.

                            LSA VARIABLE SERIES TRUST

                          LSA CAPITAL APPRECIATION FUND

                           [NAME OF INSURANCE COMPANY]

             VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 26, 2004

                 THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE
                 BOARD OF TRUSTEES OF LSA VARIABLE SERIES TRUST
                    ON BEHALF OF [NAME OF INSURANCE COMPANY]

     The undersigned instructs [NAME OF INSURANCE COMPANY] to represent and vote the number of share(s) of the LSA Capital Appreciation Fund (the "Fund"), a series of the LSA Variable Series Trust (the "Trust"), represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policy at a Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on March 26, 2004, and any adjournments thereof, upon the matters properly brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. [NAME OF INSURANCE COMPANY] is directed to vote or refrain from voting pursuant to the Proxy Statement/Prospectus as checked below.

     All properly executed voting instructions will be voted as directed herein by the undersigned. If no direction is given when the duly executed voting instructions are returned, such shares will be voted FOR the Proposal. Please date, sign and return promptly.

     PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. |X| PLEASE DO NOT USE FINE POINT PENS.

     THESE VOTING INSTRUCTIONS ARE VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

          To approve an Agreement and Plan of Reorganization providing for the transfer of all assets and stated liabilities of the LSA Capital Appreciation Fund to the Janus Aspen Capital Appreciation Portfolio, in exchange for Institutional Shares of the Janus Aspen Capital Appreciation Portfolio, which will be distributed to shareholders of the LSA Capital Appreciation Fund.

               / / For              / / Against            / / Abstain

     The undersigned acknowledges receipt with these voting instructions of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus. Your signature(s) on these voting instructions should be exactly as your name or names appear on these voting instructions. If the shares are held jointly, each owner should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:  _____________, 2004


-----------------------------------          -----------------------------------
Signature                                    Signature

                                     PART C
                                OTHER INFORMATION

ITEM 15.       INDEMNIFICATION.

     Article IX of Janus Aspen Series' Amended and Restated Trust Instrument provides for indemnification of certain persons acting on behalf of the Portfolios. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their office in connection with the Portfolios, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Portfolios. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Portfolios also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Portfolios if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and Advisory Board members.

ITEM 16.       EXHIBITS

(1)(a) Amended and Restated Trust Instrument dated March 18, 2003, is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 2003 (File No. 33-63212).
(1)(b) First Amendment to Amended and Restated Trust Instrument dated May 1, 2003, is incorporated herein by reference to Exhibit 1(o) to Post-Effective Amendment No. 33, filed on April 30, 2003 (File No. 33-63212).
(2)(a) Restated Bylaws are incorporated herein by reference to Exhibit 2(a) to Post-Effective Amendment No. 7, filed on February 14, 1996 (File No. 33-63212).
(2)(b) First Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(b) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form-N-1A, filed with the Securities and Exchange Commission on February 14, 1996 (File No. 33-63212).
(2)(c) Second Amendment to Bylaws, is incorporated herein by reference to Exhibit 2(c) to Post-Effective Amendment No. 30, filed on October 17, 2002 (File No. 33-63212).
(3)            Not Applicable
(4) Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A to Part A of this Registration Statement.
(5)            Not Applicable
(6)(a) Form of Investment Advisory Agreement for Capital Appreciation Portfolio is incorporated herein by reference to Exhibit 4(u) to Post-Effective Amendment No. 28, filed on February 21, 2002 (File No. 33-63212).
(6)(b) Form of Transfer and Assumption Agreement between Janus Capital Corporation and Janus Capital Management LLC, dated April 1, 2002, is incorporated herein by reference to Exhibit 4(v) to Post-Effective Amendment No. 29, filed on April 29, 2002 (File No. 33-63212).

(7) Amended and Restated Distribution Agreement between Janus Aspen Series and Janus Distributors LLC, dated June 18, 2002, is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 30, filed on October 17, 2002 (File No. 33-63212).
(8)            Not Applicable
(9)(a) Form of Custodian Contract between Janus Aspen Series and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 11, filed on April 30, 1997 (File No. 33-63212).
(9)(b) Letter Agreement dated April 4, 1994 regarding State Street Custodian Agreement is incorporated herein by reference to
               Exhibit 8(c) to Post-Effective Amendment No. 11, filed on April 30, 1997 (File No. 33-63212).
(9)(c) Amendment dated October 11, 1995 of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 7, filed on February 14, 1996 (File No. 33-63212).
(9)(d) Letter Agreement dated September 10, 1996 regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 9, filed on October 24, 1996 (File No. 33-63212).
(9)(e) Form of Letter Agreement dated September 9, 1997, regarding State Street Custodian Contract is incorporated herein by reference to
               Exhibit 8(h) to Post-Effective Amendment No. 14, filed on October 24, 1997 (File No. 33-63212).
(9)(f) Amendment to Custodian Contract is incorporated herein by reference to Exhibit 7(k) to Post-Effective Amendment No. 24, filed on April 14, 2000 (File No. 33-63212).
(9)(g) Foreign Custody Amendment to State Street Bank and Trust Company Contract, dated December 5, 2000, is incorporated herein by reference to Exhibit 7(l) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).
(9)(h) Amendment to State Street Bank and Trust Company Custodian Contract, dated December 5, 2000, is incorporated herein by reference to Exhibit 7(n) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).
(9)(i) Form of Amendment to State Street Bank and Trust Company Custodian Contract, dated December 5, 2000, is incorporated herein by reference to Exhibit 7(o) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).
(10) Amended and Restated Rule 18f-3 Plan, dated December 10, 2002, is incorporated herein by reference to Exhibit 15(g) to Post-Effective Amendment No. 33, filed on April 30, 2003 (File No. 33-63212).
(11)           Opinion and Consent of Counsel is filed herewith.
(12)           Form of Tax Opinion is filed herewith.
(13)(a) Form of Model Participation Agreement is incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 11, filed on April 30, 1997 (File No. 33-63212).
(13)(b) Amended and Restated Transfer Agency Agreement between Janus Aspen Series and Janus Services LLC, dated December 10, 2002, is incorporated herein by reference to Exhibit 8(g) to Post-Effective Amendment No. 35, filed on August 11, 2003 (File No. 33-63212).
(14)(a)        Consent of PricewaterhouseCoopers LLP is filed herewith.
(14)(b)        Consent of Deloitte & Touche LLP is filed herewith.
(15)           Not Applicable
(16)           Powers of Attorney.

ITEM 17.       UNDERTAKINGS.

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of Denver and State of Colorado, on the 24th day of December, 2003.

                                       JANUS ASPEN SERIES


                                       By /s/ Girard C. Miller
                                          --------------------------------------
                                          Girard C. Miller, President and Chief
                                          Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 24th of December, 2003.

           SIGNATURE                                         TITLE
           ---------                                         -----
/s/ Girard C. Miller                           President and Chief Executive Officer
--------------------------------------            (Principal Executive Officer)
Girard C. Miller


/s/ Loren M. Starr                         Vice President and Chief Financial Officer
--------------------------------------            (Principal Financial Officer)
Loren M. Starr


/s/ Anita E. Falicia                              Vice President and Treasurer
--------------------------------------           (Principal Accounting Officer)
Anita E. Falicia


Thomas H. Bailey*                                          Trustee
--------------------------------------
Thomas H. Bailey


William F. Mccalpin*                                       Trustee
--------------------------------------
William F. McCalpin


John W. Mccarter, Jr.*                                     Trustee
--------------------------------------
John W. McCarter, Jr.


Dennis B. Mullen*                                          Trustee
--------------------------------------
Dennis B. Mullen


James T. Rothe*                                            Trustee
--------------------------------------
James T. Rothe


William D. Stewart*                                        Trustee
--------------------------------------
William D. Stewart

           SIGNATURE                                         TITLE
           ---------                                         -----
Martin H. Waldinger*                                       Trustee
--------------------------------------
Martin H. Waldinger


/s/ Thomas A. Early
--------------------------------------
*Thomas A. Early as Attorney-in-Fact

                                  EXHIBIT INDEX

EX-99.11       Opinion and Consent of Counsel.
EX-99.12       Form of Tax Opinion.
EX-99.14(a)    Consent of PricewaterhouseCoopers LLP.
EX-99.14(b)    Consent of Deloitte & Touche LLP.
EX-99.16       Powers of Attorney.